================================================================================

                         MORGAN STANLEY CAPITAL I INC.,
                                  as Depositor,

                        PRUDENTIAL ASSET RESOURCES, INC.,
                              as a Master Servicer,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                              as a Master Servicer,

                         CWCAPITAL ASSET MANAGEMENT LLC,
                              as Special Servicer,

                       LASALLE BANK NATIONAL ASSOCIATION,
                                   as Trustee,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                   as Paying Agent and Certificate Registrar,

                                       and

                               ABN AMRO BANK N.V.,
                                 as Fiscal Agent

                         POOLING AND SERVICING AGREEMENT

                           Dated as of August 1, 2005

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

================================================================================



                                                                                                     Page
                                                                                                     ----
                                    ARTICLE I

                                   DEFINITIONS

                                   ARTICLE II

                              DECLARATION OF TRUST;
                            ISSUANCES OF CERTIFICATES

Section 2.1     Conveyance of Mortgage Loans...........................................................84
Section 2.2     Acceptance by Trustee..................................................................87
Section 2.3     Sellers' Repurchase of Mortgage Loans for Material Document Defects and Material

                                   ARTICLE III

                                THE CERTIFICATES

                                   ARTICLE IV

                                    ADVANCES

Section 4.1     P&I Advances by Master Servicer.......................................................111


                                       -i-



Section 4.1A    P&I Advances with Respect to Non-Serviced Mortgage Loans and Serviced

Section 4.5     Interest on Advances; Calculation of Outstanding Advances with Respect to a
                   Mortgage Loan......................................................................116
Section 4.6     Reimbursement of Advances and Advance Interest........................................117

                                    ARTICLE V

                           ADMINISTRATION OF THE TRUST

                                   ARTICLE VI

                                  DISTRIBUTIONS

Section 6.6     Allocation of Realized Losses, Expense Losses and Shortfalls Due to

                                   ARTICLE VII

         CONCERNING THE TRUSTEE, THE FISCAL AGENT, THE PAYING AGENT AND
                           THE LUXEMBOURG PAYING AGENT

Section 7.1     Duties of the Trustee, the Fiscal Agent and the Paying Agent..........................156
Section 7.2     Certain Matters Affecting the Trustee, the Fiscal Agent and the Paying Agent..........157
Section 7.3     The Trustee, the Fiscal Agent and the Paying Agent Not Liable for
                   Certificates or Interests or Mortgage Loans........................................159


                                      -ii-



Section 7.12    Fees and Expenses of Trustee, the Fiscal Agent, the Paying Agent and the

Section 7.16    Representations and Warranties of the Trustee, the Fiscal Agent and the
                   Paying Agent.......................................................................173
Section 7.17    Fidelity Bond and Errors and Omissions Insurance Policy Maintained by the

                                  ARTICLE VIII

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 8.1     Servicing Standard; Servicing Duties..................................................178
Section 8.2     Fidelity Bond and Errors and Omissions Insurance Policy Maintained by each

Section 8.7     Enforcement of Due-On-Sale Clauses; Assumption Agreements;
                   Due-On-Encumbrance Clause..........................................................192
Section 8.8     Trustee to Cooperate; Release of Trustee Mortgage Files...............................196
Section 8.9     Documents, Records and Funds in Possession of Master Servicer to be Held for



                                      -iii-



                                   ARTICLE IX

        ADMINISTRATION AND SERVICING OF SPECIALLY SERVICED MORTGAGE LOANS
                               BY SPECIAL SERVICER

Section 9.5     "Due-on-Sale" Clauses; Assignment and Assumption Agreements;
                   Modifications of Specially Serviced Mortgage Loans; Due-On-Encumbrance Clauses.....234
Section 9.6     Release of Mortgage Files.............................................................239
Section 9.7     Documents, Records and Funds in Possession of Special Servicer To Be Held



                                      -iv-



                                    ARTICLE X

                      PURCHASE AND TERMINATION OF THE TRUST

                                   ARTICLE XI

                          RIGHTS OF CERTIFICATEHOLDERS

                                   ARTICLE XII

                     REMIC AND GRANTOR TRUST ADMINISTRATION



                                       -v-



                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS



                             EXHIBITS AND SCHEDULES

EXHIBIT A-1     Form of Class A-1 Certificate
EXHIBIT A-2     Form of Class A-1A Certificate
EXHIBIT A-3     Form of Class A-2A Certificate
EXHIBIT A-4     Form of Class A-2B Certificates
EXHIBIT A-5     Form of Class A-AB Certificate
EXHIBIT A-6     Form of Class A-3 Certificate
EXHIBIT A-7     Form of Class A-4A Certificate
EXHIBIT A-8     Form of Class A-4B Certificate
EXHIBIT A-9     Form of Class A-J Certificate
EXHIBIT A-10    Form of Class B Certificate
EXHIBIT A-11    Form of Class C Certificate
EXHIBIT A-12    Form of Class D Certificate
EXHIBIT A-13    Form of Class E Certificate
EXHIBIT A-14    Form of Class F Certificate
EXHIBIT A-15    Form of Class G Certificate
EXHIBIT A-16    Form of Class H Certificate
EXHIBIT A-17    Form of Class J Certificate
EXHIBIT A-18    Form of Class K Certificate
EXHIBIT A-19    Form of Class L Certificate
EXHIBIT A-20    Form of Class M Certificate
EXHIBIT A-21    Form of Class N Certificate
EXHIBIT A-22    Form of Class O Certificate
EXHIBIT A-23    Form of Class P Certificate
EXHIBIT A-24    Form of Class Q Certificate
EXHIBIT A-25    Form of Class S Certificate

                                      -vi-

EXHIBIT A-26    Form of Class T Certificate
EXHIBIT A-27    Form of Class R-I Certificate
EXHIBIT A-28    Form of Class R-II Certificate
EXHIBIT A-29    Form of Class R-III Certificate
EXHIBIT A-30    Form of Class X-1 Certificate
EXHIBIT A-31    Form of Class X-2 Certificate
EXHIBIT B-1     Form of Initial Certification of Trustee (Section 2.2)
EXHIBIT B-2     Form of Final Certification of Trustee (Section 2.2)
EXHIBIT C       Form of Request for Release
EXHIBIT D-1     Form of Transferor Certificate for Transfers to Definitive
                Privately Offered Certificates (Section 3.3(c))
EXHIBIT D-2A    Form I of Transferee Certificate for Transfers of Definitive
                Privately Offered Certificates (Section 3.3(c))
EXHIBIT D-2B    Form II of Transferee Certificate for Transfers of Definitive
                Privately Offered Certificates (Section 3.3(c))
EXHIBIT D-3A    Form I of Transferee Certificate for Transfers of Interests in
                Book-Entry Privately Offered Certificates (Section 3.3(c))
EXHIBIT D-3B    Form II of Transferee Certificate for Transfers of Interests in
                Book-Entry Privately Offered Certificates (Section 3.3(c))
EXHIBIT E-1     Form of Transfer Affidavit and Agreement (Section 3.3(e))
EXHIBIT E-2     Form of Transfer Affidavit and Agreement (Section 3.3(e))
EXHIBIT F       Form of Regulation S Certificate
EXHIBIT G-1     Reserved
EXHIBIT G-2     Reserved
EXHIBIT H       Form of Exchange Certification
EXHIBIT I       Form of Euroclear Bank or Clearstream Bank Certificate (Section
                3.7(d)
EXHIBIT J       List of Loans as to Which Excess Servicing Fees Are Paid
                ("Excess Servicing Fee")
EXHIBIT K-1     Form of Mortgage Loan Purchase Agreement (MSMC)
EXHIBIT K-2     Form of Mortgage Loan Purchase Agreement (PMCF)
EXHIBIT K-3     Form of Mortgage Loan Purchase Agreement (Wells Fargo)
EXHIBIT K-4     Form of Mortgage Loan Purchase Agreement (SunTrust)
EXHIBIT L       Form of Inspection Report
EXHIBIT M       Form of Monthly Certificateholders Reports (Section 5.4(a))
EXHIBIT N       Form of CMSA Operating Statement Analysis Report
EXHIBIT O       Reserved
EXHIBIT P       Reserved
EXHIBIT Q       Reserved
EXHIBIT R       Reserved
EXHIBIT S-1     Form of Power of Attorney to Wells Fargo Master Servicer
                (Section 8.3(c))

EXHIBIT S-1A    Form of Power of Attorney to PAR Master Servicer (Section
                8.3(c))
EXHIBIT S-2     Form of Power of Attorney to Special Servicer (Section 9.4(a)
EXHIBIT T       Form of Debt Service Coverage Ratio Procedures
EXHIBIT U-1     Form of Assignment and Assumption Submission to Special Servicer
                (Section 8.7(a) (Wells Master Servicer)

                                      -vii-

EXHIBIT U-2     Form of Assignment and Assumption Submission to Special Servicer
                (Section 8.7(a)) and Additional Lien, Monetary Encumbrance and
                Mezzanine Financing Submission Package to the Special Servicer
                (Section 8.7(e)) (PAR Master Servicer)
EXHIBIT V       Form of Additional Lien, Monetary Encumbrance and Mezzanine
                Financing Submission Package to the Special Servicer (Section
                8.7(e))
EXHIBIT W       Restricted Servicer Reports
EXHIBIT X       Unrestricted Servicer Reports
EXHIBIT Y       Investor Certificate (Section 5.4(a))
EXHIBIT Z       Form of Notice and Certification Regarding Defeasance of
                Mortgage Loans
EXHIBIT AA      Form of primary servicing agreement (Section 8.29(b))
EXHIBIT BB      Controlling Class Certificateholder's Reports Checklist
EXHIBIT CC      Form of Performance Certification (Section 8.26 (b))
EXHIBIT DD      Form of Notice with respect to each Non-Serviced mortgage Loan
SCHEDULE I      MSMC Loan Schedule
SCHEDULE II     PMCF Loan Schedule
SCHEDULE III    Wells Fargo Loan Schedule
SCHEDULE IV     SunTrust Loan Schedule
SCHEDULE V      Reserved
SCHEDULE VI     List of Escrow Accounts Not Currently Eligible Accounts (Section
                8.3(e))
SCHEDULE VII    Certain Escrow Accounts for Which a Report Under Section 5.1(g)
                is Required
SCHEDULE VIII   List of Mortgagors that are Third-Party Beneficiaries Under
                Section 2.3(a)
SCHEDULE IX     Rates Used in Determination of Class X Pass-Through Rates
                ("Class X-1 Strip Rate" and "Class X-2 Strip Rate")
SCHEDULE X      Mortgage Loans Secured by Mortgaged Properties Covered by an
                Environmental Insurance Policy
SCHEDULE XI     List of Mortgage Loans that have Scheduled Payments after the end of a Collection Period
SCHEDULE XII    Loans that Accrue on an Actual/360 basis, but whose Servicing
                Fees Accrue on a 30/360 Basis
SCHEDULE XIII   Class A-AB Planned Principal Balance

                                     -viii-

          THIS POOLING AND SERVICING AGREEMENT is dated as of August 1, 2005
(this "Agreement") between MORGAN STANLEY CAPITAL I INC., a Delaware corporation, as depositor (the "Depositor"), PRUDENTIAL ASSET RESOURCES, INC.,
as a master servicer (the "PAR Master Servicer"), WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a master servicer (the "Wells Fargo Master Servicer," and together with the PAR Master Servicer, the "Master Servicers"), CWCAPITAL ASSET
MANAGEMENT LLC, as special servicer (the "Special Servicer"), LASALLE BANK
NATIONAL ASSOCIATION, as trustee of the Trust (the "Trustee"), ABN AMRO BANK
N.V., only in its capacity as a fiscal agent pursuant to Article IV hereof (the
"Fiscal Agent") and WELLS FARGO BANK, NATIONAL ASSOCIATION, only in its capacity as paying agent (the "Paying Agent") and certificate registrar.

                              PRELIMINARY STATEMENT

          On the Closing Date, the Depositor will acquire the Mortgage Loans from Morgan Stanley Mortgage Capital Inc., as seller ("MSMC"), Prudential
Mortgage Capital Funding LLC, as seller ("PMCF"), Wells Fargo Bank, National
Association, as seller ("Wells Fargo") and SunTrust Bank, as seller
("SunTrust"), and will be the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust which is hereby created. On the Closing Date, the Depositor will acquire (i) the REMIC I Regular
Interests and the Class R-I Certificates as consideration for its transfer to the Trust of the Mortgage Loans (other than any Excess Interest payable thereon)
and the other property constituting REMIC I; (ii) the REMIC II Regular Interests and the Class R-II Certificates as consideration for its transfer of the REMIC I
Regular Interests to the Trust; and (iii) the REMIC III Certificates as
consideration for its transfer of the REMIC II Regular Interests to the Trust;
and (iv) the Class T Certificates as consideration for its transfer to the Trust of the right to receive any Excess Interest (such right, and any amounts on deposit from time to time in the Excess Interest Sub-account (as hereinafter defined), the "Excess Interest Grantor Trust"). The Depositor has duly authorized the execution and delivery of this Agreement to provide for the foregoing and the issuance of (A) the REMIC I Regular Interests and the Class
R-I Certificates representing in the aggregate the entire beneficial ownership of REMIC I, (B) the REMIC II Regular Interests and the Class R-II Certificates
representing in the aggregate the entire beneficial ownership of REMIC II, (C)
the REMIC III Certificates representing in the aggregate the entire beneficial ownership of REMIC III and, (D) the Class T Certificates representing in the aggregate the entire beneficial interest in the Excess Interest Grantor Trust.
All covenants and agreements made by the Depositor and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust are for the benefit of the Holders of the REMIC I Regular Interests, the REMIC II
Regular Interests, the REMIC Regular Certificates, the Residual Certificates and
the Class T Certificates. The parties hereto are entering into this Agreement, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

          The Class A Senior, Class A-J, Class X-2 Class B, Class C, Class D,
Class E and Class F Certificates will be offered for sale pursuant to the prospectus (the "Prospectus") dated June 7, 2005 as supplemented by the preliminary prospectus supplement dated July 20, 2005 (together with the
Prospectus, the "Preliminary Prospectus Supplement"), and as further supplemented by the final prospectus supplement dated July 29, 2005 (together with the

Prospectus, the "Final Prospectus Supplement"), and the Class X-1, Class G,
Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q,
Class S and Class T Certificates will be offered for sale pursuant to a Private
Placement Memorandum dated July 29, 2005.

          The following sets forth the Class designation, Pass-Through Rate, initial Aggregate Certificate Balance (or initial Notional Amount) and Final
Scheduled Distribution Date for each Class of REMIC I Regular Interests and the
Class R-I Certificates comprising the interests in REMIC I, each Class of REMIC
II Regular Interests and the Class R-II Certificates comprising the interests in
REMIC II, each Class of REMIC III Certificates comprising the interests in REMIC
III and the Class T Certificates representing pro rata undivided beneficial interests in the Excess Interest Grantor Trust (each of REMIC I, REMIC II, REMIC
III and the Excess Interest Grantor Trust being created hereunder):

                                     REMIC I

          As provided herein, with respect to the Trust, the Paying Agent on behalf of the Trustee will make an election for the segregated pool of assets described in the first paragraph of Section 12.1(a) hereof (including the
Mortgage Loans (other than any Excess Interest payable with respect to such
Mortgage Loans)) to be treated for federal income tax purposes as a real estate mortgage investment conduit ("REMIC I").

          The REMIC I Regular Interests will be designated as the "regular interests" in REMIC I. Each REMIC I Regular Interest (a "Corresponding REMIC I
Regular Interest") will relate to a specific Mortgage Loan. Each Corresponding
REMIC I Regular Interest will have a pass-through rate equal to the REMIC I Net
Mortgage Rate of the related Mortgage Loan, an initial principal amount (the initial "Certificate Balance") equal to the Scheduled Principal Balance as of the Cut-Off Date of the Mortgage Loan to which the Corresponding REMIC I Regular
Interest relates, and a "latest possible maturity date" set to the Maturity Date of the Mortgage Loan to which the Corresponding REMIC I Regular Interest relates. The Class R-I Certificate will be designated as the sole Class of residual interests in REMIC I and will have no Certificate Balance and no
Pass-Through Rate, but will be entitled to receive the proceeds of any assets remaining in REMIC I after all Classes of REMIC I Regular Interests have been paid in full.

                                    REMIC II

          As provided herein, with respect to the Trust, the Paying Agent on behalf of the Trustee will make an election for the segregated pool of assets described in the second paragraph of Section 12.1(a) hereof consisting of the
REMIC I Regular Interests to be treated for federal income tax purposes as a real estate mortgage investment conduit ("REMIC II").

          The REMIC II Regular Interests will be designated as the "regular interests" in REMIC II. The REMIC II Regular Interests have the pass-through rates and Certificate Balances set forth in the definition thereof. The Class
R-II Certificates will be designated as the sole Class of residual interests in
REMIC II and will have no Certificate Balance and no Pass-Through Rate, but will be entitled to receive the proceeds of any assets remaining in REMIC II after all Classes of REMIC II Regular Interests have been paid in full.

                                       -2-

          The following table sets forth the Class or Component designation, the corresponding REMIC II Regular Interest (the "Corresponding REMIC II Regular
Interest"), the Corresponding Components of the Class X-1 or Class X-2
Certificates and the initial Certificate Balance for each Class of Principal
Balance Certificates (the "Corresponding Certificates").



                                                                      CORRESPONDING
                                 CORRESPONDING   INITIAL REMIC II     COMPONENTS OF
                 INITIAL CLASS      REMIC II     REGULAR INTEREST     CLASS X-1 OR
CORRESPONDING     CERTIFICATE       REGULAR         CERTIFICATE         CLASS X-2
 CERTIFICATES       BALANCE      INTERESTS (1)        BALANCE       CERTIFICATES (1)
-------------   --------------   -------------   ----------------   ----------------

Class A-1       $  121,200,000       A-1-1         $ 15,044,000           A-1-1
                                     A-1-2         $104,658,000           A-1-2
                                     A-1-3         $  1,498,000           A-1-3
Class A-1A      $  318,834,000       A-1A-1        $  1,360,000          A-1A-1
                                     A-1A-2        $ 13,238,000          A-1A-2
                                     A-1A-3        $ 13,796,000          A-1A-3
                                     A-1A-4        $ 13,064,000          A-1A-4
                                     A-1A-5        $113,236,000          A-1A-5
                                     A-1A-6        $  7,847,000          A-1A-6
                                     A-1A-7        $  7,388,000          A-1A-7
                                     A-1A-8        $  6,995,000          A-1A-8
                                     A-1A-9        $141,910,000          A-1A-9
Class A-2A      $  294,875,000       A-2A-1        $106,039,000          A-2A-1
                                     A-2A-2        $101,733,000          A-2A-2
                                     A-2A-3        $  87,103,00          A-2A-3
Class A-2B      $   42,125,000        A-2B         $ 42,125,000           A-2B
Class A-AB      $  111,100,000        A-AB         $111,100,000           A-AB
Class A-3       $  103,000,000        A-3          $103,000,000            A-3
Class A-4A      $1,060,595,000       A-4A-1        $ 28,804,000          A-4A-1
                                     A-4A-2        $ 78,847,000          A-4A-2
                                     A-4A-3        $107,627,000          A-4A-3
                                     A-4A-4        $ 72,451,000          A-4A-4
                                     A-4A-5        $772,866,000          A-4A-5
Class A-4B      $  151,514,000        A-4B         $151,514,000           A-4B
Class A-J       $  175,571,000        A-J          $175,571,000            A-J
Class B         $   24,098,000         B           $ 24,098,000             B
Class C         $   34,425,000         C           $ 34,425,000             C
Class D         $   27,541,000        D-1          $ 14,211,000            D-1
                                      D-2          $ 13,330,000            D-2
Class E         $   24,098,000        E-1          $  8,194,000            E-1
                                      E-2          $ 15,904,000            E-2
Class F         $   27,541,000        F-1          $  2,622,000            F-1
                                      F-2          $ 24,919,000            F-2
Class G         $   27,540,000         G           $ 27,540,000             G
Class H         $   34,426,000        H-1          $ 28,555,000            H-1
                                      H-2          $  5,871,000            H-2


                                       -3-



                                                                     CORRESPONDING
                                CORRESPONDING   INITIAL REMIC II     COMPONENTS OF
                INITIAL CLASS      REMIC II     REGULAR INTEREST     CLASS X-1 OR
CORRESPONDING    CERTIFICATE       REGULAR         CERTIFICATE         CLASS X-2
 CERTIFICATES      BALANCE      INTERESTS (1)        BALANCE       CERTIFICATES (1)
-------------   -------------   -------------   ----------------   ----------------

Class J          $30,983,000         J-1           $13,032,000            J-1
                                     J-2           $17,951,000            J-2
Class K          $41,311,000         K-1           $ 3,875,000            K-1
                                     K-2           $37,436,000            K-2
Class L          $10,327,000          L            $10,327,000             L
Class M          $10,328,000          M            $10,328,000             M
Class N          $17,213,000          N            $17,213,000             N
Class O          $ 3,442,000          O            $ 3,442,000             O
Class P          $10,328,000          P            $10,328,000             P
Class Q          $10,328,000          Q            $10,328,000             Q
Class S          $41,311,199          S            $41,311,199             S


(1) The REMIC II Regular Interests and the Components of the Class X-1 and Class
X-2 Certificates that correspond to any particular Class of Principal Balance
Certificates also correspond to each other and, accordingly, constitute the
"Corresponding REMIC II Regular Interest" and the "Corresponding Components,"
respectively, with respect to each other.

                                    REMIC III

          As provided herein, with respect to the Trust, the Paying Agent on behalf of the Trustee will make an election for the segregated pool of assets described in the third paragraph of Section 12.1(a) hereof consisting of the
REMIC II Regular Interests to be treated for federal income tax purposes as a real estate mortgage investment conduit ("REMIC III"). The REMIC III Regular
Interests will be designated as the "regular interests" in REMIC III and the
Class R-III Certificates (together with the REMIC Regular Certificates, the
"REMIC III Certificates") will be designated as the sole Class of "residual interests" in REMIC III for purposes of the REMIC Provisions.

          The following sets forth the Class designation, Pass-Through Rate, initial Aggregate Certificate Balance (or initial Notional Amount) and Final
Scheduled Distribution Date for each Class of REMIC III Certificates comprising the interests in REMIC III created hereunder.

                                Initial Aggregate
 REMIC III    Initial Pass-   Certificate Principal
  Interest       Through       Balance or Notional       Final Scheduled
Designation      Rate(a)              Amount          Distribution Date(b)
-----------   -------------   ---------------------   --------------------
Class A-1         4.646%           $121,200,000             6/13/2010
Class A-1A        4.946%           $318,834,000             7/13/2015
Class A-2A        4.882%           $294,875,000             8/13/2010

                                       -4-

                                   Initial Aggregate
   REMIC III     Initial Pass-   Certificate Principal
    Interest        Through       Balance or Notional       Final Scheduled
  Designation       Rate(a)              Amount          Distribution Date(b)
--------------   -------------   ---------------------   --------------------
Class A-2B           4.913%          $   42,125,000            8/13/2010
Class A-AB           4.973%          $  111,100,000           12/13/2014
Class A-3            5.392%          $  103,000,000           10/13/2014
Class A-4A           4.989%          $1,060,595,000            6/13/2015
Class A-4B           5.042%          $  151,514,000            6/13/2015
Class A-J            5.073%          $  175,571,000            7/13/2015
Class X-1            0.054%          $2,754,054,199            3/13/2020
Class X-2            0.557%          $2,672,241,000            8/13/2013
Class B              5.152%          $   24,098,000            7/13/2015
Class C              5.172%          $   34,425,000            7/13/2015
Class D              5.202%          $   27,541,000            7/13/2015
Class E              5.231%          $   24,098,000            7/13/2015
Class F              5.271%          $   27,541,000            7/13/2015
Class G              5.379%          $   27,540,000            7/13/2015
Class H              5.602%          $   34,426,000            7/13/2015
Class J              5.602%          $   30,983,000            7/13/2015
Class K              5.602%          $   41,311,000            7/13/2015
Class L              4.756%          $   10,327,000            8/13/2015
Class M              4.756%          $   10,328,000            8/13/2015
Class N              4.756%          $   17,213,000            8/13/2015
Class O              4.756%          $    3,442,000            8/13/2015
Class P              4.756%          $   10,328,000            8/13/2015
Class Q              4.756%          $   10,328,000            8/13/2015
Class S              4.756%          $   41,311,199            3/13/2020
Class R-III(c)         N/A                N/A                     N/A

(a)  On each Distribution Date after the initial Distribution Date, the
     Pass-Through Rate for each Class of REMIC III Certificates (other than the
     Residual Certificates) will be determined as described herein under the definition of "Pass-Through Rate." The initial Pass-Through Rates shown above are approximate for the Class H, Class J, Class K, Class X-1 and
     Class X-2 Certificates.

(b)  The Final Scheduled Distribution Date for each Class of Certificates is the
     Distribution Date on which such Class is expected to be paid in full, assuming that timely payments (and no prepayments) will be made on the
     Mortgage Loans in accordance with their terms (except that each ARD Loan will be prepaid in full on its Anticipated Repayment Date). Each ARD Loan is assumed to repay in full on its Anticipated Repayment Date.

(c)  The Class R-III Certificates will be entitled to receive the proceeds of any remaining assets in REMIC III after the principal amounts of all
     Classes of Certificates have been reduced to zero and any Realized Losses previously allocated thereto (and any interest thereon) have been reimbursed.

          As of the Cut-Off Date, the Mortgage Loans had an Aggregate Principal
Balance of $2,754,054,199.

                                       -5-

                          EXCESS INTEREST GRANTOR TRUST

          The parties intend that the portion of the Trust consisting of Excess
Interest and the Excess Interest Sub-account (such portion of the Trust, the
"Excess Interest Grantor Trust") will be treated as a grantor trust under
Subpart E of Part 1 of Subchapter J of the Code and the Class T Certificates
represent pro rata undivided beneficial interests in the Excess Interest Grantor
Trust. The Class T Certificates will have no Certificate Balance and no
Pass-Through Rate.

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.1 DEFINITIONS. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          "A NOTE" means, with respect to any A/B Mortgage Note, the mortgage note(s) that is senior in right of payment to the related B Note to the extent set forth in the related Intercreditor Agreement.

          "A/B LOAN CUSTODIAL ACCOUNT" means each of the custodial
sub-account(s) of a Certificate Account (but which are not included in the
Trust) created and maintained by the applicable Master Servicer pursuant to
Section 5.1(c) on behalf of the holder of a related B Note. Any such sub-account(s) shall be maintained as a sub-account of an Eligible Account.

          "A/B MORTGAGE LOAN" means the Coronado Center Loan Group, the County
Line Commerce Center Loan Group and the FRIS Chkn Loan Group or any other mortgage loan serviced under this Agreement that is divided into senior mortgage note(s) and a subordinated mortgage note, which senior mortgage note(s) is included in the Trust (other than the FRIS Chkn Companion Loan, which is not included in the Trust). References herein to an A/B Mortgage Loan shall be construed to refer to the aggregate indebtedness under the related A Note and the related B Note.

          "ACCOUNTANT" means a person engaged in the practice of accounting who is Independent.

          "ACCRUED CERTIFICATE INTEREST" means with respect to each Distribution
Date and any Class of Interests or Principal Balance Certificates, other than the Residual Certificates, interest accrued during the Interest Accrual Period relating to such Distribution Date on the Aggregate Certificate Balance of such
Class or Interest as of the close of business on the immediately preceding
Distribution Date at the respective rates per annum set forth in the definition of the applicable Pass-Through Rate for each such Class. Accrued Certificate
Interest on the Class X-1 Certificates and the Class X-2 Certificates for each
Distribution Date will equal the aggregate Accrued Component Interest for the related Interest Accrual Period for all of their respective Components for such
Distribution Date.

          "ACCRUED COMPONENT INTEREST" means, with respect to each Component of the Class X-1 Certificates and the Class X-2 Certificates for any Distribution
Date, one month's

                                       -6-

interest at the Class X-1 Strip Rate and the Class X-2 Strip Rate, respectively, applicable to such Component for such Distribution Date, accrued on the
Component Notional Amount of such Component outstanding immediately prior to such Distribution Date. Accrued Component Interest shall be calculated on a
30/360 basis and, with respect to any Component and any Distribution Date, shall be deemed to accrue during the calendar month preceding the month in which such
Distribution Date occurs.

          "ACQUISITION DATE" means the date upon which, under the Code (and in particular the REMIC Provisions and Section 856(e) of the Code), the Trust or a
REMIC Pool is deemed to have acquired a Mortgaged Property (or an interest therein, in the case of the Mortgaged Properties securing any A/B Mortgage Loan,
Non-Serviced Mortgage Loan, Non-Serviced Companion Mortgage Loan, Loan Pair and
any Loan Group).

          "ADDITIONAL REVIEW PERIOD" has the meaning set forth in Section
9.4(d).

          "ADDITIONAL TRUST EXPENSE" means any of the following items: (i)
Special Servicing Fees, Work-Out Fees and Liquidation Fees (to the extent not collected from the related Mortgagor), (ii) Advance Interest that cannot be paid in accordance with Section 4.6(c); (iii) amounts paid to indemnify the applicable Master Servicer, the Special Servicer, any applicable Non-Serviced
Mortgage Loan Master Servicer, any applicable Non-Serviced Mortgage Loan Special
Servicer, the Trustee, the Paying Agent, the Fiscal Agent (or any other Person)
pursuant to the terms of this Agreement; (iv) to the extent not otherwise paid, any federal, state, or local taxes imposed on the Trust or its assets and paid from amounts on deposit in a Certificate Account or Distribution Account and (v)
to the extent not otherwise included in the calculation of a Realized Loss and not covered by indemnification by one of the parties hereto or otherwise, any other unanticipated cost, liability, or expense (or portion thereof) of the
Trust (including costs of collecting such amounts or other Additional Trust
Expenses) that the Trust has not recovered, and in the judgment of the applicable Master Servicer (or Special Servicer, in the case of a Specially
Serviced Mortgage Loan) will not recover, from the related Mortgagor or
Mortgaged Property or otherwise, including a Modification Loss described in clause (ii) of the definition thereof; provided, however, that, in the case of an A/B Mortgage Loan, "Additional Trust Expense" shall not include any of the foregoing amounts that have been recovered from the related Mortgagor or
Mortgaged Property as a result of the subordination of the related B Note.
Notwithstanding anything to the contrary, "Additional Trust Expenses" shall not include allocable overhead of a Master Servicer, the Special Servicer, any
Non-Serviced Mortgage Loan Master Servicer, any Non-Serviced Mortgage Loan
Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or
the Fiscal Agent, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses, and similar internal costs and expenses.

          "ADMINISTRATIVE COST RATE" means, with respect to each Mortgage Loan, the sum of the Servicer Report Administrator Fee Rate, the related Master
Servicing Fee Rate, the Excess Servicing Fee Rate, the Trustee Fee Rate and in
the case of any Non-Serviced Mortgage Loan, the related Pari Passu Loan
Servicing Fee Rate.

          "ADVANCE" means either a P&I Advance or a Servicing Advance.

                                       -7-

          "ADVANCE INTEREST" means interest payable to the applicable Master
Servicer, the Special Servicer, the Trustee or the Fiscal Agent on outstanding
Advances (other than Unliquidated Advances) pursuant to Section 4.5 of this
Agreement and any interest payable to any Non-Serviced Mortgage Loan Master
Servicer or any Non-Serviced Mortgage Loan Trustee with respect to Pari Passu
Loan Nonrecoverable Advances pursuant to Section 4.4(b) hereof.

          "ADVANCE RATE" means a per annum rate equal to the Prime Rate as published in the "Money Rates" section of The Wall Street Journal from time to time or such other publication as determined by the Trustee in its reasonable discretion.

          "ADVANCE REPORT DATE" means the second Business Day prior to each
Distribution Date.

          "ADVERSE GRANTOR TRUST EVENT" means any action that, under the Code, if taken or not taken, as the case may be, would either (i) endanger the status of the Excess Interest Grantor Trust as a grantor trust or (ii) result in the imposition of a tax upon the income the Excess Interest Grantor Trust or any of its assets or transactions.

          "ADVERSE REMIC EVENT" means any action that, under the REMIC
Provisions, if taken or not taken, as the case may be, would either (i) endanger the status of any REMIC Pool as a REMIC or (ii) subject to Section 9.14(e), result in the imposition of a tax upon the income of any REMIC Pool or any of their respective assets or transactions, including (without limitation) the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on prohibited contributions set forth in Section 860G(d) of the Code.

          "AFFILIATE" means, with respect to any specified Person, any other
Person controlling or controlled by or under common control with such specified
Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and
"controlled" have meanings correlative to the foregoing.

          "AGGREGATE CERTIFICATE BALANCE" means the aggregate of the Certificate
Balances of the Principal Balance Certificates, the REMIC I Regular Interests,
the REMIC II Regular Interests or the REMIC III Regular Interests, as the case may be, at any date of determination. With respect to a Class of Principal
Balance Certificates, REMIC I Regular Interests, REMIC II Regular Interests or
REMIC III Regular Interests, Aggregate Certificate Balance shall mean the aggregate of the Certificate Balances of all Certificates or Interests, as the
case may be, of that Class at any date of determination.

          "AGGREGATE PRINCIPAL BALANCE" means, at the time of any determination and as the context may require, the aggregate of the Scheduled Principal
Balances for all Mortgage Loans.

          "AGREEMENT" means this Pooling and Servicing Agreement and all amendments and supplements hereto.

                                       -8-

          "ANTICIPATED REPAYMENT DATE" means, with respect to the ARD Loans, the anticipated maturity date set forth in the related Mortgage Note.

          "APPRAISAL" means an appraisal by an Independent licensed MAI appraiser having at least five years experience in appraising property of the same type as, and in the same geographic area as, the Mortgaged Property being appraised, which appraisal complies with the Uniform Standards of Professional
Appraisal Practices and states the "market value" of the subject property as defined in 12 C.F.R. Section 225.62.

          "APPRAISAL EVENT" means, with respect to any Mortgage Loan, B Note or
Loan Pair, not later than the earliest of (i) the date 120 days after the occurrence of any delinquency in payment with respect to such Mortgage Loan, A/B
Mortgage Loan or Loan Pair if such delinquency remains uncured, (ii) the date 30 days after receipt of notice that the related Mortgagor has filed a bankruptcy petition or the related Mortgagor has become the subject of involuntary bankruptcy proceedings or the related Mortgagor has consented to the filing of a bankruptcy proceeding against it or a receiver is appointed in respect of the related Mortgaged Property, provided such petition or appointment is still in effect, (iii) the date that is 30 days following the date the related Mortgaged
Property becomes an REO Property and (iv) the effective date of any modification to a Money Term of a Mortgage Loan, A/B Mortgage Loan or Loan Pair, other than an extension of the date that a Balloon Payment is due for a period of less than six months from the original due date of such Balloon Payment.

          "APPRAISAL REDUCTION" means, with respect to any Required Appraisal
Loan with respect to which an Appraisal or internal valuation is performed pursuant to Section 6.9, an amount equal to the excess of (A) the sum, as of the first Determination Date that is at least 15 days after the date on which the
Appraisal or internal valuation is obtained or performed, of (i) the Scheduled
Principal Balance of such Mortgage Loan, A/B Mortgage Loan or Loan Pair (or, in the case of an REO Property, the related REO Mortgage Loan) less the principal amount of any guaranty or surety bond with a rating of at least "BBB-" (or its equivalent) by a nationally recognized statistical rating organization and the undrawn principal amount of any letter of credit or debt service reserve, if applicable, that is then securing such Mortgage Loan, A/B Mortgage Loan or Loan
Pair, (ii) to the extent not previously advanced by the applicable Master
Servicer, the Trustee, or the Fiscal Agent, all accrued and unpaid interest on such Mortgage Loan, A/B Mortgage Loan or Loan Pair at a per annum rate equal to the Mortgage Rate, (iii) all unreimbursed Advances (including Unliquidated
Advances) and interest on Advances (other than Unliquidated Advances) at the
Advance Rate with respect to such Mortgage Loan or Loan Pair, and (iv) to the extent funds on deposit in any applicable Escrow Accounts are not sufficient therefor, and to the extent not previously advanced by the applicable Master
Servicer, the Special Servicer, the Trustee or the Fiscal Agent, all currently due and unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents and other amounts which were required to be deposited in any Escrow Account (but were not deposited) in respect of such Mortgaged
Property or REO Property, as the case may be, over (B) 90% of the Appraised
Value (net of any prior mortgage liens and subject to any downward adjustments that the Special Servicer may make (without implying any obligation to do so)
based upon its review of the Appraisal or such other information that it deems appropriate) of such Mortgaged Property or REO Property as determined by such
Appraisal or internal valuation, as the case may be, plus the full amount of any escrows held by or on behalf of the Trustee as security for the Mortgage

                                       -9-

Loan, A/B Mortgage Loan or a Loan Pair (less the estimated amount of the obligations anticipated to be payable in the next twelve months to which such escrows relate). Each Appraisal or internal valuation for a Required Appraisal
Loan shall be updated annually for so long as an Appraisal Reduction exists. The
Appraisal Reduction for each Required Appraisal Loan will be recalculated based on subsequent Appraisals, internal valuations or updates. Any Appraisal
Reduction for any Mortgage Loan, A/B Mortgage Loan or Loan Pair shall be reduced to reflect any Realized Principal Losses on the Required Appraisal Loan or Loan
Pair. Each Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan, A/B Mortgage Loan or Loan Pair is brought current under the then current terms of the Mortgage Loan, A/B Mortgage Loan or Loan Pair for
at least three consecutive months, and no Appraisal Reduction will exist as to any Mortgage Loan, A/B Mortgage Loan or Loan Pair after it has been paid in full, liquidated, repurchased or otherwise disposed of. Any Appraisal Reduction in respect of any Non-Serviced Mortgage Loan shall be calculated in accordance with the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement
based upon the applicable allocation thereunder of the items set forth in clauses (A) and (B) above between the Non-Serviced Mortgage Loans and the related Non-Serviced Companion Mortgage Loans and all other related pari passu loans. Any Appraisal Reduction in respect of any Loan Pair shall be allocated, as between a Serviced Pari Passu Mortgage Loan and the related Serviced
Companion Mortgage Loan, pro rata according to their respective Principal
Balances. Any Appraisal Reduction with respect to an A/B Mortgage Loan shall be calculated in respect of such A/B Mortgage Loan taken as a whole and any such
Appraisal Reduction shall be allocated first to the related B Note, up to the
Principal Balance thereof, and any excess shall be allocated to the related A
Note. For purposes of P&I Advances and reporting in connection with any
Distribution Date, the applicable Master Servicer shall not be required to take account of any downward adjustment(s) made by the Special Servicer as contemplated by clause (B) above if the applicable Master Servicer has not received notice of such downward adjustment(s) before the end of the Collection
Period related to such Distribution Date.

          "APPRAISED VALUE" means, (i) with respect to any Mortgaged Property
(other than the Mortgaged Property relating to a Non-Serviced Mortgage Loan), the appraised value thereof determined by an Appraisal of the Mortgaged Property securing such Mortgage Loan made by an Independent appraiser selected by the applicable Master Servicer or the Special Servicer, as applicable or, in the case of an internal valuation performed by the Special Servicer pursuant to
Section 6.9, the value of the Mortgaged Property determined by such internal valuation and (ii) with respect to the Mortgaged Property relating to a
Non-Serviced Mortgage Loan, the portion of the appraised value allocable thereto.

          "ARD LOAN" means any Mortgage Loan designated as such on the Mortgage
Loan Schedule.

          "ASSIGNMENT OF LEASES" means, with respect to any Mortgage Loan, any assignment of leases, rents and profits or equivalent instrument, whether contained in the related Mortgage or executed separately, assigning to the holder or holders of such Mortgage all of the related Mortgagor's interest in the leases, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of the related Mortgaged Property as security for repayment of such Mortgage Loan.

                                      -10-

          "ASSIGNMENT OF MORTGAGE" means an assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

          "ASSUMED SCHEDULED PAYMENT" means: (i) with respect to any Balloon
Mortgage Loan or any B Note as to which advancing is required hereunder for its
Maturity Date (provided that such Mortgage Loan or B Note has not been paid in full, and no Final Recovery Determination or other sale or liquidation has occurred in respect thereof, on or before the end of the Collection Period in which such Maturity Date occurs) and for any subsequent Due Date therefor as of which such Mortgage Loan or such B Note remains outstanding and part of the
Trust, if no Scheduled Payment (other than the related delinquent Balloon
Payment) is due for such Due Date, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Scheduled Payment that would have been due in respect of such Mortgage Loan or such B Note on such Due Date, if it had been required to continue to accrue interest in accordance with its terms, and to pay principal in accordance with the amortization schedule in effect immediately prior to, and without regard to the occurrence of, its most recent Maturity Date (as such may have been extended in connection with a bankruptcy or similar proceeding involving the related
Mortgagor or a modification, waiver or amendment of such Mortgage Loan or such B
Note granted or agreed to by the applicable Master Servicer or the Special
Servicer pursuant to the terms hereof), and (ii) with respect to any REO
Mortgage Loan for any Due Date therefor as of which the related REO Property remains part of the Trust, the scheduled monthly payment of principal and interest deemed to be due in respect thereof on such Due Date equal to the
Scheduled Payment (or, in the case of a Balloon Mortgage Loan or B Note described in the preceding clause of this definition, the Assumed Scheduled
Payment) that was due in respect of the related Mortgage Loan or the related B
Note on the last Due Date prior to its becoming an REO Mortgage Loan. The amount of the Assumed Scheduled Payment for any A Note or B Note shall be calculated solely by reference to the terms of such A Note or B Note, as applicable (as modified in connection with any bankruptcy or similar proceeding involving the related Mortgagor or pursuant to a modification, waiver or amendment of such
Mortgage Loan granted or agreed to by the applicable Master Servicer or the
Special Servicer pursuant to the terms hereof) and without regard to the remittance provisions of the related Intercreditor Agreement.

          "AUTHENTICATING AGENT" means any authenticating agent serving in such capacity pursuant to Section 7.10.

          "AUTHORIZED OFFICER" means any Person that may execute an Officer's
Certificate on behalf of the Depositor.

          "AVAILABLE ADVANCE REIMBURSEMENT AMOUNT" has the meaning set forth in
Section 4.6(a).

          "AVAILABLE DISTRIBUTION AMOUNT" means, with respect to any
Distribution Date, an amount equal to the aggregate of (a) all amounts on deposit in the Distribution Account as of

                                      -11-

the commencement of business on such Distribution Date that represent payments and other collections on or in respect of the Mortgage Loans and any REO
Properties that were received by the Master Servicers or the Special Servicer through the end of the related Collection Period exclusive of (i) any such amounts that were deposited in the Distribution Account in error, (ii) amounts that are payable or reimbursable to any Person other than the Certificateholders
(including amounts payable to the applicable Master Servicer in respect of unpaid Master Servicing Fees, the Special Servicer in respect of unpaid Special
Servicer Compensation, the Trustee in respect of unpaid Trustee Fees, the Paying
Agent in respect of unpaid Paying Agent Fees or to the parties entitled thereto in respect of the unpaid Excess Servicing Fees), (iii) amounts that constitute
Prepayment Premiums, (iv) if such Distribution Date occurs during January, other than in a leap year, or February of any year, the Interest Reserve Amounts with respect to Interest Reserve Loans deposited in the Interest Reserve Account, (v)
in the case of each REO Property related to an A/B Mortgage Loan or Loan Pair, all amounts received with respect to such A/B Mortgage Loan or Loan Pair that are required to be paid to the holder of the related B Note or Serviced
Companion Mortgage Loan, as applicable, pursuant to the terms of the related B
Note or Serviced Companion Mortgage Loan, as applicable, and the related
Intercreditor Agreement or Loan Pair Intercreditor Agreement (which amounts will be deposited into the related A/B Loan Custodial Account or Serviced Companion
Mortgage Loan Custodial Account, as applicable, pursuant to Section 5.1(c) and withdrawn from such accounts pursuant to Section 5.2(a)) and (vi) Scheduled
Payments collected but due on a Due Date subsequent to the related Collection
Period and (b) if and to the extent not already among the amounts described in clause (a), (i) the aggregate amount of any P&I Advances made by the applicable
Master Servicer, the Trustee or the Fiscal Agent for such Distribution Date pursuant to Section 4.1 and/or Section 4.3, (ii) the aggregate amount of any
Compensating Interest payments made by a Master Servicer for such Distribution
Date pursuant to the terms hereof, and (iii) if such Distribution Date occurs in
March of any year, commencing March 2006, the aggregate of the Interest Reserve
Amounts then held on deposit in the Interest Reserve Account in respect of each
Interest Reserve Loan.

          "B NOTE" means, with respect to any A/B Mortgage Loan, the related subordinated Mortgage Note not included in the Trust, which is subordinated in right of payment to the related A Note to the extent set forth in the related
Intercreditor Agreement.

          "BALLOON MORTGAGE LOAN" means a Mortgage Loan, a Serviced Companion
Mortgage Loan or a B Note that provides for Scheduled Payments based on an amortization schedule that is significantly longer than its term to maturity and that is expected to have a remaining principal balance equal to or greater than
5% of its original principal balance as of its stated maturity date, unless prepaid prior thereto.

          "BALLOON PAYMENT" means, with respect to any Balloon Mortgage Loan, the Scheduled Payment payable on the Maturity Date of such Mortgage Loan.

          "BANKRUPTCY LOSS" means a loss arising from a proceeding under the
United States Bankruptcy Code or any other similar state law or other proceeding with respect to the Mortgagor of, or Mortgaged Property under, a Mortgage Loan, including, without limitation, any Deficient Valuation Amount or losses, if any, resulting from any Debt Service Reduction Amount for the month in which the related Remittance Date occurs.

                                      -12-

          "BASE INTEREST FRACTION" means, with respect to any Principal
Prepayment of any Mortgage Loan that provides for payment of a Prepayment
Premium, and with respect to any Class of Certificates, a fraction (A) whose numerator is the greater of (x) zero and (y) the difference between (i) the
Pass-Through Rate on that Class of Certificates and (ii) the Discount Rate used in calculating the Prepayment Premium with respect to the Principal Prepayment
(or the current Discount Rate if not used in such calculation) and (B) whose denominator is the difference between (i) the Mortgage Rate on the related
Mortgage Loan and (ii) the Discount Rate used in calculating the Prepayment
Premium with respect to that Principal Prepayment (or the current Discount Rate if not used in such calculation), provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If the Discount Rate referred to above is greater than the Mortgage Rate on the related Mortgage
Loan, then the Base Interest Fraction will equal zero.

          "BENEFIT PLAN OPINION" means an Opinion of Counsel satisfactory to the
Paying Agent and each Master Servicer to the effect that any proposed transfer will not (i) cause the assets of the Trust to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor, the applicable Master Servicer, the Special
Servicer, the Trustee, the Paying Agent, the Certificate Registrar or the Fiscal
Agent.

          "BOOK-ENTRY CERTIFICATES" means certificates evidencing a beneficial interest in a Class of Certificates, ownership and transfer of which shall be made through book entries as described in Section 3.7; provided, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer authorized and Definitive Certificates are to be issued to the
Certificate Owners, such certificates shall no longer be "Book-Entry
Certificates."

          "BUSINESS DAY" means any day other than (i) a Saturday or a Sunday,
(ii) a legal holiday in New York, New York, Chicago, Illinois, San Francisco,
California or the principal cities in which the Special Servicer, the Trustee, the Paying Agent or any Master Servicer conducts servicing or trust operations, or (iii) a day on which banking institutions or savings associations in
Minneapolis, Minnesota, Columbia, Maryland, New York, New York, Chicago,
Illinois or San Francisco, California are authorized or obligated by law or executive order to be closed.

          "CASH LIQUIDATION" means, as to any Defaulted Mortgage Loan other than a Mortgage Loan with respect to which the related Mortgaged Property became REO
Property, the sale of such Defaulted Mortgage Loan. Each Master Servicer shall maintain records in accordance with the Servicing Standard (and, in the case of
Specially Serviced Mortgage Loans, based on the written reports with respect to such Cash Liquidation delivered by the Special Servicer to the applicable Master
Servicer), of each applicable Cash Liquidation.

          "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.).

          "CERTIFICATE ACCOUNT" means one or more separate accounts established and maintained by the applicable Master Servicer (or any Sub-Servicer on behalf of the applicable Master Servicer) pursuant to Section 5.1(a), each of which shall be an Eligible Account.

                                      -13-

          "CERTIFICATE BALANCE" means, with respect to any Certificate (other than the Class T Certificates, the Class X Certificates and the Residual
Certificates) or Interest as of any Distribution Date, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate (in the case of a Certificate), or as ascribed thereto herein (in the case of an Interest), minus (A)(i) the amount of all principal distributions previously made with respect to such Certificate pursuant to Section 6.5(a) or deemed to have been made with respect to such
Interest pursuant to Section 6.2(a) or Section 6.3(a), as the case may be, (ii)
all Realized Losses allocated or deemed to have been allocated to such Interest or Certificate in reduction of Certificate Balance pursuant to Section 6.6, and plus (B) an amount equal to the amounts identified in clause (I)(C) of the definition of Principal Distribution Amount with respect to such Distribution
Date, such increases to be allocated to the Principal Balance Certificates or
Interests in sequential order (i.e. to the most senior Class first), in each case up to the amount of Realized Losses previously allocated thereto and not otherwise reimbursed hereunder. The Certificate Balance of each Component shall equal the Certificate Balance of the Corresponding REMIC II Regular Interest.

          "CERTIFICATE OWNER" means, with respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as may be reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

          "CERTIFICATE REGISTER" has the meaning set forth in Section 3.2.

          "CERTIFICATE REGISTRAR" means the registrar appointed pursuant to
Section 3.2 and initially shall be the Paying Agent.

          "CERTIFICATEHOLDERS" has the meaning set forth in the definition of
"Holder."

          "CERTIFICATES" means, collectively, the REMIC III Certificates, the
Class T Certificates, the Class R-I Certificates and the Class R-II
Certificates.

          "CERTIFICATION PARTIES" has the meaning set forth in Section 8.26(b).

          "CERTIFYING PERSON" has the meaning set forth in Section 8.26(b).

          "CLASS" means, with respect to the REMIC I Interests, REMIC II
Interests, REMIC III Certificates, or Components, any Class of such
Certificates, Interests or Components.

          "CLASS A-1 CERTIFICATES," "CLASS A-1A CERTIFICATES," "CLASS A-2A
CERTIFICATES," "CLASS A-2B CERTIFICATES," "CLASS A-AB CERTIFICATES," "CLASS A-3
CERTIFICATES," "CLASS A-4A CERTIFICATES," "CLASS A-4B CERTIFICATES," "CLASS A-J
CERTIFICATES," "CLASS X-1 CERTIFICATES," "CLASS X-2 CERTIFICATES," "CLASS B
CERTIFICATES," "CLASS C CERTIFICATES," "CLASS D CERTIFICATES," "CLASS E
CERTIFICATES," "CLASS F CERTIFICATES," "CLASS G CERTIFICATES," "CLASS H
CERTIFICATES," "CLASS J CERTIFICATES," "CLASS K CERTIFICATES," "CLASS L
CERTIFICATES," "CLASS M CERTIFICATES," "CLASS N CERTIFICATES," "CLASS O
CERTIFICATES," "CLASS P CERTIFICATES," "CLASS Q CERTIFICATES," "CLASS S
CERTIFICATES," "CLASS

                                      -14-

T CERTIFICATES," "CLASS R-I CERTIFICATES," "CLASS R-II CERTIFICATES" or "CLASS
R-III CERTIFICATES," mean the Certificates designated as "Class A-1," "Class
A-1A," "Class A-2A," "Class A-2B," "Class A-AB," "Class A-3," "Class A-4A,"
"Class A-4B," "Class A-J," "Class X-1," "Class X-2," "Class B," "Class C,"
"Class D," "Class E," "Class F," "Class G," "Class H," "Class J," "Class K,"
"Class L," "Class M," "Class N," "Class O," "Class P," "Class Q," "Class S,"
"Class T," "Class R-I," "Class R-II" and "Class R-III" respectively, on the face thereof, in substantially the form attached hereto as Exhibits.

          "CLASS A SENIOR CERTIFICATES" means the Class A-1 Certificates, Class
A-1A Certificates, the Class A-2 Certificates, the Class A-AB Certificates, the
Class A-3 Certificates, and the Class A-4 Certificates.

          "CLASS A-1-1 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-1 Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest A-1-1.

          "CLASS A-1-2 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-1 Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest A-1-2.

          "CLASS A-1-3 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-1 Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest A-1-3.

          "CLASS A-1A-1 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-1A Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC
II Regular Interest A-1A-1.

          "CLASS A-1A-2 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-1A Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC
II Regular Interest A-1A-2.

          "CLASS A-1A-3 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-1A Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC
II Regular Interest A-1A-3.

          "CLASS A-1A-4 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-1A Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC
II Regular Interest A-1A-4.

          "CLASS A-1A-5 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-1A Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC
II Regular Interest A-1A-5.

          "CLASS A-1A-6 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-1A Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC
II Regular Interest A-1A-6.

                                      -15-

          "CLASS A-1A-7 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-1A Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC
II Regular Interest A-1A-7.

          "CLASS A-1A-8 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-1A Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC
II Regular Interest A-1A-8.

          "CLASS A-1A-9 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-1A Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC
II Regular Interest A-1A-9.

          "CLASS A-2 CERTIFICATES" means the Class A-2A Certificates and the
Class A-2B Certificates, collectively.

          "CLASS A-2A-1 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-2A Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC
II Regular Interest A-2A-1.

          "CLASS A-2A-2 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-2A Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC
II Regular Interest A-2A-2.

          "CLASS A-2A-3 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-2A Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC
II Regular Interest A-2A-3.

          "CLASS A-2B COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-2B Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest A-2B.

          "CLASS A-AB COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-AB Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest A-AB.

          "CLASS A-3 COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-3 Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest A-3.

          "CLASS A-4 CERTIFICATES" means the Class A-4A Certificates and the
Class A-4B Certificates, collectively.

          "CLASS A-4A-1 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-4A Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC
II Regular Interest A-4A-1.

                                      -16-

          "CLASS A-4A-2 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-4A Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC
II Regular Interest A-4A-2.

          "CLASS A-4A-3 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-4A Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC
II Regular Interest A-4A-3.

          "CLASS A-4A-4 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-4A Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC
II Regular Interest A-4A-4.

          "CLASS A-4A-5 COMPONENT" means a component of the beneficial interest in REMIC III evidenced by the Class A-4A Certificates, which component represents a Certificate Balance equal to the Certificate Balance of the REMIC
II Regular Interest A-4A-5.

          "CLASS A-4B COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-4B Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest A-4B.

          "CLASS A-J COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class A-J Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest A-J.

          "CLASS B COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class B Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest B.

          "CLASS C COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class C Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest C.

          "CLASS D-1 COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class D Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest D-1.

          "CLASS D-2 COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class D Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest D-2.

          "CLASS E-1 COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class E Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest E-1.

          "CLASS E-2 COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class E Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest E-2.

                                      -17-

          "CLASS F-1 COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class F Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest F-1.

          "CLASS F-2 COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class F Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest F-2.

          "CLASS G COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class G Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest G.

          "CLASS H-1 COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class H Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest H-1.

          "CLASS H-2 COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class H Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest H-2.

          "CLASS J-1 COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class J Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest J-1.

          "CLASS J-2 COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class J Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest J-2.

          "CLASS K-1 COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class K Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest K-1.

          "CLASS K-2 COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class K Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest K-2.

          "CLASS L COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class L Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest L.

          "CLASS M COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class M Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest M.

          "CLASS N COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class N Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest N.

                                      -18-

          "CLASS O COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class O Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest O.

          "CLASS P COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class P Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest P.

          "CLASS Q COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class Q Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest Q.

          "CLASS S COMPONENT" means a component of the beneficial interest in
REMIC III evidenced by the Class S Certificates, which component represents a
Certificate Balance equal to the Certificate Balance of the REMIC II Regular
Interest S.

          "CLASS X CERTIFICATES" means the Class X-1 Certificates and the Class
X-2 Certificates.

          "CLASS X-1 NOTIONAL AMOUNT" means, with respect to any Distribution
Date, the aggregate of the Certificate Balances of the Principal Balance
Certificates as of the close of business on the preceding Distribution Date.

          "CLASS X-1 STRIP RATE" means, with respect to any Class of Components
(other than Components that are also Class X-2 Components) for any Distribution
Date, a rate per annum equal to (i) the Weighted Average REMIC I Net Mortgage
Rate for such Distribution Date, minus (ii) the Pass-Through Rate for the
Corresponding Certificates. In the case of any Class of Components that are also
Class X-2 Components, (i) for any Distribution Date occurring on or before the related Class X-2 Component Crossover Date, a rate per annum equal to, (x) the
Weighted Average REMIC I Net Mortgage Rate for such Distribution Date, minus (y)
the greater of (1) the rate per annum corresponding to such Distribution Date as set forth in Schedule IX attached hereto and (2) the Pass Through Rate for the
Class of Corresponding Certificates, and (ii) for any Distribution Date
occurring after the related Class X-2 Component Crossover Date, a rate per annum equal to (x) the Weighted Average REMIC I Net Mortgage Rate for such
Distribution Date, minus (y) the Pass-Through Rate for the Corresponding
Certificates (provided that in no event shall any Class X-1 Strip Rate be less than zero).

          "CLASS X-2 COMPONENT CROSSOVER DATE" means, (i) with respect to the
Class A-1-2 Component and Class A-1A-2 Component, the Distribution Date
occurring in August 2006; (ii) with respect to the Class A-1-3 Component, Class
A-1A-3 Component, Class A-2A-1 Component, Class K-1 Component, Class L
Component, Class M Component and Class N Component, the Distribution Date
occurring in August 2007; (iii) with respect to the Class A-1A-4 Component,
Class A-2A-2 Component, Class J-1 Component and Class K-2 Component, the
Distribution Date occurring in August 2008; (iv) with respect to the Class
A-1A-5 Component, Class A-2A-3 Component, Class A-2B Component, Class A-3
Component, Class A-AB Component, Class A-4A-1 Component, Class H-1 Component and
Class J-2 Component, the Distribution Date occurring in August 2009; (v) with respect to the Class A-1A-6

                                      -19-

Component, Class A-4A-2 Component, Class F-1 Component, Class G Component and
Class H-2 Component, the Distribution Date occurring in August 2010; (vi) with respect to the Class A-1A-7 Component, Class A-4A-3 Component, Class E-1
Component and Class F-2 Component, the Distribution Date occurring in August
2011; (vii) with respect to the Class A-1A-8 Component, Class A-4A-4 Component,
Class D-1 Component and Class E-2 Component, the Distribution Date occurring in
August 2012; (viii) with respect to the Class A-1A-9 Component, Class A-4A-5
Component, Class A-4B Component, Class A-J Component, Class B Component, Class C
Component and Class D-2 Component, the Distribution Date occurring in August
2013.

          "CLASS X-2 COMPONENTS" means each of the Class A-1-2 Component, Class
A-1-3 Component, Class A-1A-2 Component, Class A-1A-3 Component, Class A-1A-4
Component, Class A-1A-5 Component, Class A-1A-6 Component, Class A-1A-7
Component, Class A-1A-8 Component, Class A-1A-9 Component, Class A-2A-1
Component, Class A-2A-2 Component, Class A-2A-3 Component, Class A-2B Component,
Class A-3 Component, Class A-AB Component, Class A-4A-1 Component, Class A-4A-2
Component, Class A-4A-3 Component, Class A-4A-4 Component, Class A-4A-5
Component, Class A-4B Component, Class A-J Component, Class B Component, Class C
Component, Class D-1 Component, Class D-2 Component, Class E-1 Component, Class
E-2 Component, Class F-1 Component, Class F-2 Component, Class G Component,
Class H-1 Component, Class H-2 Component, Class J-1 Component, Class J-2
Component, Class K-1 Component, Class K-2 Component, Class L Component, Class M
Component and Class N Component, in each case, only as of any date of determination on or prior to its respective Class X-2 Component Crossover Date.

          "CLASS X-2 NOTIONAL AMOUNT" means as of any date of determination, the sum of the then Component Notional Amounts of the Class X-2 Components that have not passed their respective Class X-2 Component Crossover Dates.

          "CLASS X-2 STRIP RATE" means, with respect to each of the Class X-2
Components for any Distribution Date, a rate per annum equal to (i) for any
Distribution Date occurring on or before the related Class X-2 Component
Crossover Date, the excess, if any, of (x) the lesser of (i) the rate per annum corresponding to such Distribution Date as set forth in Schedule IX attached hereto and (ii) the Weighted Average REMIC I Net Mortgage Rate for such
Distribution Date over (y) the Pass Through Rate for the Class of Corresponding
Certificates (provided that, in no event shall any Class X-2 Strip Rate be less than zero), and (ii) for any Distribution Date occurring after the related Class
X-2 Component Crossover Date, 0% per annum.

          "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the 1934 Act, which initially shall be the
Depository.

          "CLEARSTREAM BANK" means Clearstream Bank, societe anonyme.

          "CLOSING DATE" means August 11, 2005.

          "CMSA" means the Commercial Mortgage Securities Association, or any association or organization that is a successor thereto. If neither such association nor any successor remains in existence, "CMSA" shall be deemed to refer to such other association or organization as may exist whose principal membership consists of servicers, trustees,

                                      -20-

certificateholders, issuers, the placement agent and underwriters generally involved in the commercial mortgage loan securitization industry, which is the principal such association or organization in the commercial mortgage loan securitization industry and whose principal purpose is the establishment of industry standards for reporting transaction-specific information relating to commercial mortgage pass-through certificates and commercial mortgage-backed bonds and the commercial mortgage loans and foreclosed properties underlying or backing them to investors holding or owning such certificates or bonds, and any successor to such other association or organization. If an organization or association described in one of the preceding sentences of this definition does not exist, "CMSA" shall be deemed to refer to such other association or organization as shall be selected by the Master Servicers and reasonably acceptable to the Trustee, the Paying Agent, the Special Servicer and the
majority certificateholder of the Controlling Class.

          "CMSA OPERATING STATEMENT ANALYSIS REPORT" means a report which is one element of the CMSA Methodology for Analyzing and Reporting Property Income
Statements and which is substantially in the form of Exhibit N.

          "CMSA REPORTS" means the Restricted Servicer Reports and the
Unrestricted Servicer Reports, collectively.

          "CODE" means the Internal Revenue Code of 1986, as amended, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form and proposed regulations thereunder, to the extent that, by reason of their proposed effective date, such proposed regulations would apply to the Trust.

          "COLLECTION PERIOD" means, with respect to any Distribution Date, the period beginning on the day after the Determination Date in the month preceding the month of such Distribution Date (or in the case of the first Distribution
Date, the Cut-Off Date) and ending on the Determination Date in the month in which the Distribution Date occurs.

          "COMMISSION" has the meaning set forth in Section 8.26(a).

          "COMPENSATING INTEREST" means with respect to any Distribution Date, an amount equal to the lesser of (A) the excess of (i) Prepayment Interest
Shortfalls incurred in respect of the Mortgage Loans serviced by the applicable
Master Servicer other than the Specially Serviced Mortgage Loans resulting from
(x) voluntary Principal Prepayments on such Mortgage Loans serviced by such applicable Master Servicer (but not including any B Note, Non-Serviced Companion
Mortgage Loan or Serviced Companion Mortgage Loan) or (y) to the extent that the applicable Master Servicer did not apply the proceeds thereof in accordance with the terms of the related Mortgage Loan documents or enforce such terms, involuntary Principal Prepayments during the related Collection Period over (ii)
the aggregate of Prepayment Interest Excesses resulting from Principal
Prepayments on the Mortgage Loans (but not including any B Note, Non-Serviced
Companion Mortgage Loan or Serviced Companion Mortgage Loan) during the same
Collection Period and (B) the aggregate of the portion of the aggregate Master
Servicing Fee accrued by the applicable Master Servicer at a rate per annum equal to 2 basis points for the related Collection Period calculated in respect of all the Mortgage Loans (including REO Mortgage Loans but not including any B
Note, Non-Serviced Companion Mortgage Loan

                                      -21-

or Serviced Companion Mortgage Loan); provided, however that if a Prepayment
Interest Shortfall on a Mortgage Loan (but not including any B Note,
Non-Serviced Companion Mortgage Loan or Serviced Companion Mortgage Loan)
results due to the applicable Master Servicer's failure to enforce the terms of the applicable Mortgage Loan documents, the 2 basis point limitation shall not be applicable with respect to such Mortgage Loan and in such event, the amount specified in clause (B) above shall also include any investment income earned on the amount prepaid with respect to such Mortgage Loan prior to such Distribution
Date.

          "COMPONENT" means any of the Class A-1-1 Component, the Class A-1-2
Component, the Class A-1-3 Component, the Class A-1A-1 Component, the Class
A-1A-2 Component, the Class A-1A-3 Component, the Class A-1A-4 Component, the
Class A-1A-5 Component, the Class A-1A-6 Component, the Class A-1A-7 Component,
the Class A-1A-8 Component, the Class A-1A-9 Component, the Class A-2A-1
Component, the Class A-2A-2 Component, the Class A-2A-3 Component, the Class
A-2B Component, the Class A-AB Component, the Class A-3 Component, Class A-4A-1
Component, the Class A-4A-2 Component, the Class A-4A-3 Component, the Class
A-4A-4 Component, the Class A-4A-5 Component, the Class A-4B Component, the
Class A-J Component, the Class B Component, the Class C Component, the Class D-1
Component, the Class D-2 Component, the Class E-1 Component, the Class E-2
Component, the Class F-1 Component, the Class F-2 Component, the Class G
Component, the Class H-1 Component, the Class H-2 Component, the Class J-1
Component, the Class J-2 Component, the Class K-1 Component, the Class K-2
Component, the Class L Component, the Class M Component. the Class N Component,
the Class O Component, the Class P Component, the Class Q Component and the
Class S Component.

          "COMPONENT NOTIONAL AMOUNT" means with respect to each Component and any date of determination, an amount equal to the then Certificate Balance of its Corresponding REMIC II Regular Interest.

          "CONDEMNATION PROCEEDS" means any awards resulting from the full or partial condemnation or any eminent domain proceeding or any conveyance in lieu or in anticipation thereof with respect to a Mortgaged Property by or to any governmental authority, quasi-governmental authority or private entity with condemnation powers other than amounts to be applied to the restoration, preservation or repair of such Mortgaged Property or released to the related
Mortgagor in accordance with the terms of the Mortgage Loan and (if applicable)
its related B Note or Serviced Companion Mortgage Loan. With respect to the
Mortgaged Property securing any Non-Serviced Mortgage Loan or Non-Serviced
Companion Mortgage Loan, only the portion of such amounts payable to the holder of the related Non-Serviced Mortgage Loan shall be included in Condemnation
Proceeds, and with respect to the Mortgaged Property securing any Loan Pair or
A/B Mortgage Loan, only the portion of such amounts payable to the holder of the related Serviced Pari Passu Mortgage or A Note, as applicable, shall be included in Condemnation Proceeds.

          "CONTROLLING CLASS" means the most subordinate Class of REMIC Regular
Certificates outstanding at any time of determination; provided, that, if the aggregate Certificate Balance of such Class is less than 25% of the initial
Certificate Balance of such Class as of the Closing Date, the Controlling Class shall be the next most subordinate Class of REMIC Regular

                                      -22-

Certificates outstanding. As of the Closing Date, the Controlling Class will be the Class S Certificates.

          "CONTROLLING PERSON" means, with respect to any Person, any other
Person who "controls" such Person within the meaning of the 1933 Act.

          "CORONADO CENTER B NOTE" means, with respect to the Coronado Center
Mortgage Loan, the related subordinated Mortgage Note, which is not included in the Trust and which is subordinated in right of payment to the Coronado Center
Mortgage Loan to the extent set forth in the related Intercreditor Agreement.
The Coronado Center B Note is not a Mortgage Loan.

          "CORONADO CENTER LOAN GROUP" means the Coronado Center Mortgage Loan and the Coronado Center B Note.

          "CORONADO CENTER MORTGAGE" means the Mortgage securing the Coronado
Center Loan Group.

          "CORONADO CENTER MORTGAGE LOAN" means the mortgage loan designated as
Mortgage Loan No. 165, which is secured on a senior basis with the Coronado
Center B Note pursuant to the Coronado Center Mortgage. The Coronado Center
Mortgage Loan is a Mortgage Loan.

          "CORPORATE TRUST OFFICE" means, with respect to the presentment and surrender of Certificates for the final distribution thereon or the presentment and surrender of Certificates for any other purpose, the principal corporate trust office of the Certificate Registrar. The principal corporate trust office of the Trustee is presently located at 135 South LaSalle Street, Suite 1625,
Chicago, IL 60603, Attention: Global Securities and Trust Services Group--
Morgan Stanley Capital I Inc. Series 2005-HQ6 and the office of the Certificate
Registrar is presently located for certificate transfer purposes at Wells Fargo
Center, Sixth and Marquette Avenue, MAC #N9303 121, Minneapolis, Minnesota
55479-0113, Attention: Corporate Trust Services Group Morgan Stanley Corporate
Capital I Inc. Series 2005-HQ6, and for all other purposes at 9062 Old Annapolis
Road, Columbia, Maryland 21045, Attention: Corporate Trust Services (CMBS)
Morgan Stanley Capital I Series 2005-HQ6, or at such other address as the
Trustee or Certificate Registrar may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicers, the Paying Agent
and the Special Servicer.

          "CORRESPONDING CERTIFICATE" means the Class of Certificates as set forth in the Preliminary Statement with respect to any Corresponding Component or any Corresponding REMIC II Regular Interest.

          "CORRESPONDING COMPONENT" means the Component as set forth in the
Preliminary Statement with respect to any Corresponding Certificate or any
Corresponding REMIC II Regular Interest.

          "CORRESPONDING REMIC I REGULAR INTEREST" means with respect to each
Mortgage Loan the REMIC I Regular Interest having an initial Certificate Balance equal to the

                                      -23-

Principal Balance of such Mortgage Loan outstanding as of the Cut-Off Date, after taking into account all principal and interest payments made or due prior to the Cut-Off Date.

          "CORRESPONDING REMIC II REGULAR INTEREST" means the REMIC II Regular
Interest as defined in the Preliminary Statement with respect to any Class of
Corresponding Certificates or any Corresponding Component.

          "COUNTY LINE COMMERCE CENTER B NOTE" means, with respect to the County
Line Commerce Center Mortgage Loan, the related subordinate note, which is not included in the Trust and which is subordinated in right of payment to the
County Line Commerce Center Mortgage Loan to the extent set forth in the related
Intercreditor Agreement. The County Line Commerce Center B Note is not a
Mortgage Loan.

          "COUNTY LINE COMMERCE CENTER LOAN GROUP" means the County Line
Commerce Center Mortgage Loan and the County Line Commerce Center B Note.

          "COUNTY LINE COMMERCE CENTER MORTGAGE" means the Mortgage securing the
County Line Commerce Center Loan Group.

          "COUNTY LINE COMMERCE CENTER MORTGAGE LOAN" means the mortgage loan designated as Mortgage Loan No. 181, which is secured on a senior basis with the
County Line Commerce Center B Note pursuant to the County Line Commerce Center
Mortgage. The County Line Commerce Center Mortgage Loan is a Mortgage Loan.

          "CROSSED MORTGAGE LOAN" has the meaning set forth in Section 2.3(a).

          "CROSSROADS CENTER MORTGAGE LOAN" means the Mortgage Loan designated as Mortgage Loan Nos. 444 on the Mortgage Loan Schedule.

          "CUSTODIAN" means the Trustee or any Person who is appointed by the
Trustee at any time as custodian pursuant to Section 7.9 and who is unaffiliated with the Depositor and each Seller and satisfies the eligibility requirements of the Trustee as set forth in Section 7.5.

          "CUSTOMER" means a broker, dealer, bank, other financial institution or other Person for whom the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "CUT-OFF DATE" means the end of business on August 1, 2005. The
Cut-Off Date for any Mortgage Loan that has a Due Date on a date other than the first day of each month shall be the end of business on August 1, 2005, and
Scheduled Payments due in August 2005 with respect to Mortgage Loans not having
Due Dates on the first of each month have been deemed received on August 1,
2005, not the actual day on which such Scheduled Payments were due.

          "DBRS" means Dominion Bond Rating Service, Inc. or its successor in interest.

          "DEBT SERVICE COVERAGE RATIO" means, with respect to any Mortgage
Loan, as of any date of determination and for any period, the amount calculated for such date of determination in accordance with the procedures set forth in
Exhibit T.

                                      -24-

          "DEBT SERVICE REDUCTION AMOUNT" means, with respect to a Due Date and the related Determination Date, the amount of the reduction of the Scheduled
Payment which a Mortgagor is obligated to pay on such Due Date with respect to a
Mortgage Loan, a Serviced Companion Mortgage Loan or a B Note as a result of any proceeding under bankruptcy law or any similar proceeding (other than a
Deficient Valuation Amount); provided, however, that in the case of an amount that is deferred, but not forgiven, such reduction shall include only the net present value (calculated at the related Mortgage Rate) of the reduction.

          "DEFAULTED MORTGAGE LOAN" means a Mortgage Loan or Serviced Companion
Mortgage Loan that is in default under the terms of the applicable Mortgage Loan documentation and for which any applicable grace period has expired.

          "DEFEASANCE COLLATERAL" means, with respect to any Defeasance Loan, the government securities (as defined in Section 2(a)(16) of the Investment
Company Act of 1940) required to be pledged in lieu of prepayment pursuant to the terms thereof.

          "DEFEASANCE LOAN" means any Mortgage Loan, Serviced Companion Mortgage
Loan or B Note which requires or permits the related Mortgagor (or permits the holder of such Mortgage Loan, Serviced Companion Mortgage Loan or B Note to
require the related Mortgagor) to pledge Defeasance Collateral to such holder in lieu of prepayment.

          "DEFECTIVE MORTGAGE LOAN" has the meaning set forth in Section 2.3(a).

          "DEFICIENT VALUATION" means, with respect to any Mortgage Loan (other than an A Note or a Serviced Pari Passu Mortgage Loan), any A/B Mortgage Loan or
any Loan Pair, a valuation by a court of competent jurisdiction of the Mortgaged
Property (or, with respect to a Non-Serviced Mortgage Loan or a Serviced Pari
Passu Mortgage Loan, the pro rata portion of the valuation allocable to such
Non-Serviced Mortgage Loan or Serviced Pari Passu Mortgage Loan, as applicable)
relating to such Mortgage Loan, A/B Mortgage Loan or Loan Pair in an amount less than the then outstanding indebtedness under such Mortgage Loan, A/B Mortgage
Loan or Loan Pair, which valuation results from a proceeding initiated under the
United States Bankruptcy Code, as amended from time to time, and that reduces the amount the Mortgagor is required to pay under such Mortgage Loan, A/B
Mortgage Loan or Loan Pair.

          "DEFICIENT VALUATION AMOUNT" means (i) with respect to each Mortgage
Loan (other than an A Note or a Serviced Pari Passu Mortgage Loan), any A/B
Mortgage Loan or any Loan Pair, the amount by which the total amount due with respect to such Mortgage Loan, A/B Mortgage Loan or Loan Pair (excluding interest not yet accrued), including the Principal Balance of such Mortgage
Loan, A/B Mortgage Loan or Loan Pair plus any accrued and unpaid interest thereon and any other amounts recoverable from the Mortgagor with respect thereto pursuant to the terms thereof, is reduced in connection with a Deficient
Valuation and (ii) with respect to any A Note or Serviced Pari Passu Mortgage
Loan, the portion of any Deficient Valuation Amount for the related A/B Mortgage
Loan or Loan Pair, as applicable, that is borne by the holder of the A Note or
Serviced Pari Passu Mortgage Loan, as applicable, under the related
Intercreditor Agreement or Loan Pair Intercreditor Agreement, as applicable.

                                      -25-

          "DEFINITIVE CERTIFICATES" means Certificates of any Class issued in definitive, fully registered, certificated form without interest coupons.

          "DELETED MORTGAGE LOAN" means a Mortgage Loan which is repurchased from the Trust pursuant to the terms hereof or as to which one or more
Qualifying Substitute Mortgage Loans are substituted.

          "DEPOSITOR" means Morgan Stanley Capital I Inc., a Delaware corporation, and its successors in interest.

          "DEPOSITORY" has the meaning set forth in Section 3.7(a).

          "DEPOSITORY AGREEMENT" means the Letter of Representations dated the
Closing Date and by and among the Depositor, the Paying Agent and the
Depository.

          "DETERMINATION DATE" means, with respect to any Distribution Date, the earlier of (i) the 8th day of the month in which such Distribution Date occurs or, if such day is not a Business Day, the immediately preceding Business Day, and (ii) the 4th Business Day prior to the related Distribution Date, commencing in September 2005.

          "DIRECTLY OPERATE" means, with respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management of such REO Property, the holding of such REO Property primarily for sale to customers (other than a sale of an REO Property pursuant to and in accordance with Section 9.15) or the performance of any construction work thereon, in each case other than through an Independent Contractor; provided, however, that the
Trustee (or the Special Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Special Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs, tenant improvements or capital expenditures with respect to such REO Property (including, without limitation, construction activity to effect repairs or in connection with leasing activity) or undertakes any ministerial action incidental thereto.

          "DISCOUNT RATE" means the rate which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually. The "Treasury
Rate," unless otherwise set forth in the Mortgage Loan documents, is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15--Selected Interest Rates under the heading "U.S. government securities/Treasury constant maturities" for the week ending prior to the date of the relevant principal prepayment, of U.S. Treasury constant maturities with a maturity date (one longer and one shorter) most nearly approximating the maturity date (or the Anticipated Repayment Date, if applicable) of the Mortgage Loan prepaid. If Release H.15 is no longer published, the Master Servicers will select a comparable publication to determine the Treasury Rate.

          "DISQUALIFIED ORGANIZATION" means any of (i) the United States, any
State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental unit), (ii) a

                                      -26-

foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers'
cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv)
rural electric and telephone cooperatives described in Section 1381 of the Code, and (v) any other Person so designated by a Master Servicer based upon an
Opinion of Counsel that the holding of an ownership interest in a Residual
Certificate by such Person may cause any of the REMICs, or any Person having an
Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual
Certificate to such Person. The terms "United States," "State" and
"international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

          "DISTRIBUTABLE CERTIFICATE INTEREST" means, with respect to any
Distribution Date and any Class (or in the case of Classes A-2A and A-2B, such
Classes collectively or individually as the context may require or in the case of Classes A-4A and A-4B, such Classes collectively or individually as the context may require) of Certificates (other than the Residual Certificates) or
Interests, the sum of (A) Accrued Certificate Interest in respect of such Class or Classes or Interest, reduced (to not less than zero) by (i) any Net Aggregate
Prepayment Interest Shortfalls for such Class or Classes of Certificates or
Interests, allocated on such Distribution Date to such Class or Classes or
Interest pursuant to Section 6.7, and (ii) Realized Losses allocated on such
Distribution Date to reduce the Distributable Certificate Interest payable to such Class or Classes or Interest pursuant to Section 6.6, plus (B) the Unpaid
Interest.

          "DISTRIBUTION ACCOUNT" means the Distribution Account maintained by the Paying Agent on behalf of the Trustee, in accordance with the provisions of
Section 5.3, which account shall be an Eligible Account.

          "DISTRIBUTION DATE" means the 13th day of each month or, if such day is not a Business Day, the next succeeding Business Day, commencing September
13, 2005.

          "DUE DATE" means, with respect to a Mortgage Loan, a Serviced
Companion Mortgage Loan or a B Note, the date on which a Scheduled Payment is due.

          "ELIGIBLE ACCOUNT" means an account (or accounts) that is any of the following: (i) maintained with a depository institution or trust company whose
(A) commercial paper, short-term unsecured debt obligations or other short-term deposits are rated at least "A-1" by S&P, "F-1" by Fitch, if the deposits are to be held in the account for 30 days or less, and "R-1(middle)" by DBRS or, if not rated by DBRS, an equivalent rating such as those listed above by at least two nationally recognized statistical rating organizations (which may include S&P,
Fitch and/or Moody's), in the case of accounts in which funds are held for 30 days or less or (B) long-term unsecured debt obligations are rated at least
"AA-" by S&P (or "A" (without regard to any plus or minus), if the short-term unsecured debt obligations are rated at least "A-1"), at least "AA-" by Fitch, if the deposits are to be held in the account more than 30 days, and at least
"AA(low)" by DBRS (or if not rated by DBRS, an equivalent rating (such as those listed above for Fitch and S&P) by at least two nationally recognized statistical rating organizations (which may include S&P, Fitch and/or Moody's)), or (ii) a segregated trust account or accounts maintained in the

                                      -27-

trust department of the Trustee or other financial institution having a combined capital and surplus of at least $50,000,000 and subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal
Regulations Section 9.10(b), or (iii) an account or accounts of a depository institution acceptable to each Rating Agency, as evidenced by Rating Agency
Confirmation with respect to the use of any such account as a Certificate
Account or the Distribution Account. Notwithstanding anything in the foregoing to the contrary, an account shall not fail to be an Eligible Account solely because it is maintained with Wells Fargo Bank, National Association or Wells
Fargo Bank Iowa, N.A., each a wholly-owned subsidiary of Wells Fargo & Co., provided that such subsidiary's or its parent's (A) commercial paper, short-term unsecured debt obligations or other short-term deposits are at least "A-1" in the case of S&P, "F-1" in the case of Fitch and "R-1(middle)" in the case of
DBRS (or, if not rated by DBRS, an equivalent rating (such as those listed above for Fitch and S&P) by at least two nationally recognized statistical rating organizations), if the deposits are to be held in the account for 30 days or less, or (B) long-term unsecured debt obligations are rated at least "AA-" (or
"A" (without regard to any plus or minus), if the short-term unsecured debt obligations are rated at least "A-1") in the case of S&P, at least "A+" in the case of Fitch, and at least "AA(low)" in the case of DBRS (or, if not rated by
DBRS, an equivalent rating (such as those listed above for Fitch and S&P) by at least two nationally recognized statistical rating organizations), if the deposits are to be held in the account for more than 30 days.

          "ELIGIBLE INVESTMENTS" means any one or more of the following financial assets or other property:

               (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America, FNMA,
FHLMC or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United
States of America; provided that any obligation of FNMA or FHLMC, other than an unsecured senior debt obligation of FNMA or FHLMC, shall be an Eligible
Investment only if Rating Agency Confirmation is obtained with respect to such investment;

               (ii) demand or time deposits in, unsecured certificates of deposit of, money market deposit accounts of, or bankers' acceptances issued by, any depository institution or trust company (including the Trustee, the Master
Servicers, the Special Servicer, the Paying Agent or any Affiliate of the Master
Servicers, the Special Servicer, the Paying Agent or the Trustee, acting in its commercial capacity) incorporated or organized under the laws of the United
States of America or any State thereof and subject to supervision and examination by federal or state banking authorities, so long as the commercial paper or other short-term debt obligations of such depository institution or trust company are rated "F-1" by Fitch, "A-1" by S&P and "R-1(middle)" by DBRS
(or, if not rated by DBRS, an equivalent rating (such as those listed above for
Fitch and S&P) by at least two nationally recognized statistical rating organizations) or the long-term unsecured debt obligations of such depository institution or trust company have been assigned a rating by each Rating Agency at least equal "AA" by Fitch, "AA-" by S&P or its equivalent and "AA(low)" by
DBRS (or, if not rated by DBRS, an equivalent rating (such as those listed above for Fitch and S&P) by at least two nationally recognized statistical rating organizations) or, in each case, if not rated by a Rating Agency, then such
Rating Agency has issued a Rating Agency Confirmation;

                                      -28-

               (iii) repurchase agreements or obligations with respect to any security described in clause (i) above where such security has a remaining maturity of one year or less and where such repurchase obligation has been entered into with a depository institution or trust company (acting as principal) described in clause (ii) above and where such repurchase obligation will mature prior to the Business Day preceding the next date upon which, as described in this Agreement, such amounts are required to be withdrawn from a
Certificate Account and which meets the minimum rating requirement for such entity described above (or for which Rating Agency Confirmation is obtained with respect to such ratings);

               (iv) debt obligations (other than stripped bonds or stripped coupons) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof, which securities are rated "AA-" or its equivalent by each Rating
Agency, unless otherwise specified in writing by the Rating Agency; provided that securities issued by any particular corporation will not be Eligible
Investments to the extent that investment therein will cause the then-outstanding principal amount of securities issued by such corporation and held in a Certificate Account to exceed 5% of the sum of the aggregate
Certificate Principal Balance of the Principal Balance Certificates and the
aggregate principal amount of all Eligible Investments in a Certificate Account;

               (v) commercial paper (including both non-interest-bearing
discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) rated
"F-1" by Fitch and "A-1" by S&P and "R-1(middle)" by DBRS (and, if not rated by
DBRS, an equivalent rating (such as those listed above for Fitch and S&P) by at least two nationally recognized statistical rating organizations) (or for which
Rating Agency Confirmation is obtained with respect to such ratings);

               (vi) units of investment funds (including money market funds)
that are rated in highest long-term category by Fitch, or if not rated by Fitch, then Fitch has issued a Rating Agency Confirmation, "AAAm" by S&P and "AAA" by
DBRS, or if not rated by DBRS, an equivalent rating (such as those listed above for Fitch and S&P) by at least two nationally recognized statistical rating organizations;

               (vii) guaranteed reinvestment agreements maturing within 365 days or less issued by any bank, insurance company or other corporation whose long-term unsecured debt rating is not less than "AA" by Fitch, "AA-" by S&P, or for which Rating Agency Confirmation is obtained with respect to such ratings and "AA(low)" by DBRS (or, if not rated by DBRS, an equivalent rating (such as those listed above for Fitch and S&P) by at least two nationally recognized statistical rating organizations);

               (viii) any money market funds (including those managed or advised by the Paying Agent or its affiliates) that maintain a constant asset value and that are rated "AAAm" or "AAAm-G" (or its equivalent rating) by S&P, "AAA" (or its equivalent rating) by Fitch, and "AAA" (or its equivalent) by DBRS (and, if not rated by DBRS, an equivalent rating by at least two nationally recognized statistical rating organizations) and any other demand, money-market or time deposit, or any other obligation, security or investment, with respect to which
Rating Agency Confirmation has been obtained; and

               (ix) such other investments bearing interest or sold at a
discount, earning a return "in the nature of interest" within the meaning of
Treasury Regulation Section 1.860G-2(g)(1)(i) (as evidenced by an Opinion of
Counsel delivered to the Trustee and the

                                      -29-

Paying Agent by the applicable Master Servicer at such Master Servicer's expense), as are acceptable to the Rating Agencies (as evidenced by Rating
Agency Confirmation) and treated as "permitted investments" that are "cash flow investments" under Section 860G(a)(5) of the Code;

provided (A) such investment is held for a temporary period pursuant to Section
1.860G-2(g)(i) of the Treasury Regulations, (B) such investment is payable by the obligor in U.S. dollars, and (C) that no such instrument shall be an
Eligible Investment (1) if such instrument evidences either (a) a right to receive only interest payments or only principal payments with respect to the obligations underlying such instrument or (b) a right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, or (2) if it may be redeemed at a price below the purchase price or (3) if it is not treated as a "permitted investment" that is a
"cash flow investment" under Section 860G(a)(5) of the Code; and provided, further, that any such instrument shall have a maturity date no later than the date such instrument is required to be used to satisfy the obligations under this Agreement, and, in any event, shall not have a maturity in excess of one year; any such instrument must have a predetermined fixed dollar of principal due at maturity that cannot vary or change; if rated, the obligation must not have an "r" highlighter affixed to its rating; interest on any variable rate instrument shall be tied to a single interest rate index plus a single fixed spread (if any) and move proportionally with that index; and provided, further, that no amount beneficially owned by any REMIC Pool (including any amounts collected by the Master Servicers but not yet deposited in the applicable
Certificate Account) may be invested in investments treated as equity interests for Federal income tax purposes. No Eligible Investments shall be purchased at a price in excess of par. For the purpose of this definition, units of investment funds (including money market funds) shall be deemed to mature daily.

          "ENVIRONMENTAL INSURANCE POLICY" shall mean, with respect to any
Mortgage Loan or the related Mortgaged Property or REO Property, any insurance policy covering pollution conditions and/or other environmental conditions that is maintained from time to time in respect of such Mortgage Loan, Mortgaged
Property or REO Property, as the case may be, for the benefit of, among others, the Trustee on behalf of the Certificateholders.

          "ENVIRONMENTAL LAWS" means any and all federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions, now or hereafter in effect, relating to health or the environment or to emissions, discharges or releases of chemical substances, including, without limitation, any and all pollutants, contaminants, petroleum or petroleum products, asbestos or asbestos-containing materials, polychlorinated biphenyls, urea-formaldehyde insulation, radon, industrial, toxic or hazardous substances or wastes, into the environment, including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, labeling, registration, treatment, storage, disposal, transport or handling of any of the foregoing substances or wastes or the clean-up or other remediation thereof.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

                                      -30-

          "ESCROW ACCOUNT" means an account established by or on behalf of a
Master Servicer pursuant to Section 8.3(e).

          "ESCROW AMOUNT" means any amount payable with respect to a Mortgage
Loan (including an A/B Mortgage Loan) for taxes, assessments, water rates,
Standard Hazard Insurance Policy premiums, ground lease payments, reserves for capital improvements, deferred maintenance, repairs, tenant improvements, leasing commissions, rental achievements, environmental matters and other reserves or comparable items.

          "EUROCLEAR BANK" means Euroclear Bank, S.A./N.V., as operator of the
Euroclear system.

          "EVENT OF DEFAULT" has the meaning set forth in Section 8.28(a).

          "EXCESS INTEREST" means, with respect to an ARD Loan held by the Trust if an ARD Loan is not prepaid in full on or before its Anticipated Repayment
Date, the excess, if any of (i) interest accrued at the rate of interest applicable to such Mortgage Loan after such Anticipated Repayment Date (plus any interest on such interest as may be provided for under the related Mortgage Loan documents) over (ii) interest accrued at the rate of interest applicable to such
Mortgage Loan before such Anticipated Repayment Date. Excess Interest on an ARD
Loan held by the Trust is an asset of the Trust, but shall not be an asset of any REMIC Pool formed hereunder.

          "EXCESS INTEREST GRANTOR TRUST" means that portion of the Trust that evidences beneficial ownership of the Excess Interest and the Excess Interest
Sub-account, as described in Section 12.5(a) hereof.

          "EXCESS INTEREST SUB-ACCOUNT" means an administrative account deemed to be a sub-account of the Distribution Account. The Excess Interest Sub-account shall not be an asset of any REMIC Pool.

          "EXCESS LIQUIDATION PROCEEDS" means, with respect to any Mortgage
Loan, the excess of (i) Liquidation Proceeds of a Mortgage Loan or related REO
Property, over (ii) the amount that would have been received if a Principal
Prepayment in full had been made with respect to such Mortgage Loan (or, in the case of an REO Property related to an A/B Mortgage Loan, a Principal Prepayment in full had been made with respect to both the related A Note and B Note, or, in the case of an REO Property related to a Loan Pair, a Principal Prepayment in full had been made with respect to both the Serviced Pari Passu Mortgage Loan and the Serviced Companion Mortgage Loan) on the date such proceeds were received, including, without duplication, accrued and unpaid interest with respect to such Mortgage Loan and any and all expenses (including Additional
Trust Expenses and Unliquidated Advances) with respect to such Mortgage Loan.

          "EXCESS SERVICING FEE" means, with respect to the Mortgage Loans or the Serviced Companion Mortgage Loans for which an "excess servicing fee rate"
is designated on the Mortgage Loan Schedule, the monthly fee payable to Wells
Fargo Bank, National Association or Prudential Asset Resources, Inc., as
applicable, or their related successors and assigns as holder of excess servicing rights, which fee shall accrue on the Scheduled Principal

                                      -31-

Balance of each such Mortgage Loan or Serviced Companion Mortgage Loan immediately prior to the Due Date occurring in each month at the per annum rate
(determined in the same manner as the applicable Mortgage Rate for such Mortgage
Loan is determined for such month) specified on the Mortgage Loan Schedule (the
"Excess Servicing Fee Rate"). The holder of excess servicing rights is entitled to Excess Servicing Fees only with respect to the Mortgage Loans or Serviced
Companion Mortgage Loans as indicated on Exhibit J hereto.

          "EXCHANGE CERTIFICATION" means an Exchange Certification substantially in the form set forth in Exhibit H hereto executed by a holder of an interest in a Regulation S Global Certificate or a Rule 144A-IAI Global Certificate, as
applicable.

          "EXEMPTION" means each of the individual prohibited transaction exemptions relating to pass-through certificates and the operation of asset pool investment trusts granted by the United States Department of Labor to the
Underwriters, as amended.

          "EXPENSE LOSS" means a loss realized upon payment by the Trust of an
Additional Trust Expense.

          "EXTENSION" has the meaning set forth in Section 9.15(a).

          "FDIC" means the Federal Deposit Insurance Corporation or any successor thereto.

          "FHLMC" means the Federal Home Loan Mortgage Corporation, or any successor thereto.

          "FINAL CERTIFICATION" has the meaning set forth in Section 2.2.

          "FINAL JUDICIAL DETERMINATION" has the meaning set forth in Section
2.3(a).

          "FINAL PROSPECTUS SUPPLEMENT" has the meaning set forth in the
Preliminary Statement hereto.

          "FINAL RECOVERY DETERMINATION" means a determination with respect to any Mortgage Loan, B Note or Serviced Companion Mortgage Loan by a Master
Servicer in consultation with the Operating Adviser, or by the Special Servicer in the case of a Specially Serviced Mortgage Loan (including a Mortgage Loan, a
Serviced Companion Mortgage Loan or a B Note that became an REO Property), in each case, in its good faith discretion, consistent with the Servicing Standard, that all Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds,
Purchase Proceeds and other payments or recoveries that the applicable Master
Servicer or the Special Servicer, as the case may be, expects to be finally recoverable on such Mortgage Loan, Serviced Companion Mortgage Loan or B Note,
without regard to any obligation of the applicable Master Servicer, the Special
Servicer, the Trustee or the Fiscal Agent, as the case may be, to make payments from its own funds pursuant to Article IV hereof, have been recovered. The
Special Servicer shall be required to provide the applicable Master Servicer with prompt written notice of any Final Recovery Determination with respect to any Specially Serviced Mortgage Loan upon making such determination. The applicable Master

                                      -32-

Servicer shall notify the Trustee and the Paying Agent of such determination and the Paying Agent shall deliver a copy of such notice to each Rating Agency.

          "FINAL SCHEDULED DISTRIBUTION DATE" means, for each Class of rated
Certificates, the Distribution Date on which such Class would be paid in full if payments were made on the Mortgage Loans in accordance with their terms, except that ARD Loans are assumed to be repaid on their Anticipated Repayment Dates.

          "FINANCIAL MARKET PUBLISHERS" means Trepp, LLC and Intex Solutions,
Inc., or any successor entities thereof.

          "FISCAL AGENT" means ABN AMRO Bank N.V., a banking association organized under the laws of the Netherlands and its permitted successors and assigns.

          "FISCAL AGENT TERMINATION EVENT" has the meaning set forth in Section
7.19.

          "FITCH" means Fitch, Inc. or its successor in interest.

          "FNMA" means the Federal National Mortgage Association, or any successor thereto.

          "FRIS CHKN PORTFOLIO B NOTE" means, with respect to the FRIS Chkn
Portfolio Pari Passu Loan, the FRIS Chkn Portfolio B Note, which is a subordinated mortgage note that is not included in the Trust. The FRIS Chkn
Portfolio B Note is not a Mortgage Loan.

          "FRIS CHKN PORTFOLIO COMPANION LOAN" means the loan that is secured by the FRIS Chkn Portfolio Pari Passu Mortgage on a pari passu basis with the FRIS
Chkn Portfolio Pari Passu Loan. The FRIS Chkn Portfolio Companion Loan is not a
Mortgage Loan.

          "FRIS CHKN PORTFOLIO LOAN GROUP" means, collectively, the FRIS Chkn
Portfolio Pari Passu Loan, the FRIS Chkn Portfolio Companion Loan and the FRIS
Chkn Portfolio B Note.

          "FRIS CHKN PORTFOLIO PARI PASSU LOAN" means Mortgage Loan Nos.
182-373, which is secured on a pari passu basis with the FRIS Chkn Portfolio
Companion Loan pursuant to the FRIS Chkn Portfolio Pari Passu Mortgage.

          "FRIS CHKN PORTFOLIO PARI PASSU MORTGAGE" means the mortgage securing the FRIS Chkn Portfolio Pari Passu Loan, the FRIS Chkn Portfolio Companion Loan
and the FRIS Chkn Portfolio B Note.

          "GLOBAL CERTIFICATE" means any Rule 144A-IAI Global Certificate,
Regulation S Temporary Global Certificate or Regulation S Permanent Global
Certificate.

          "HOLDER" means the Person in whose name a Certificate is registered on the Certificate Register.

                                      -33-

          "IAI DEFINITIVE CERTIFICATE" means, with respect to any Class of
Certificates sold to Institutional Accredited Investors who are not Qualified
Institutional Buyers, a Certificate in definitive, fully registered certificated form without interest coupons.

          "INDEPENDENT" means, when used with respect to any Accountants, a
Person who is "independent" within the meaning of Rule 2-01(B) of the Securities and Exchange Commission's Regulation S-X. Independent means, when used with respect to any other Person, a Person who (A) is in fact independent of another specified Person and any Affiliate of such other Person, (B) does not have any material direct or indirect financial interest in such other Person or any
Affiliate of such other Person, (C) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions and (D) is not a member of the immediate family of a Person defined in clause
(B) or (C) above.

          "INDEPENDENT CONTRACTOR" means, either (i) with respect to any
Mortgage Loan (A) that is not a Specially Serviced Mortgage Loan, any Person designated by the applicable Master Servicer (other than such Master Servicer, but which may be an Affiliate of such Master Servicer), or (B) that is a
Specially Serviced Mortgage Loan, any Person designated by the Special Servicer that would be an "independent contractor" with respect to a REMIC Pool within the meaning of Section 856(d)(3) of the Code if such REMIC Pool were a real estate investment trust (except that the ownership test set forth in such
Section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of the Aggregate Certificate Balance or Notional Amount,
as the case may be, of any Class of the Certificates (other than the Class R-III
Certificates), a Percentage Interest of 35% or more in the Class R-III
Certificates or such other interest in any Class of the Certificates or of the applicable REMIC Pool as is set forth in an Opinion of Counsel, which shall be at no expense to the Trustee or the Trust) so long as such REMIC Pool does not receive or derive any income from such Person and provided that the relationship between such Person and such REMIC Pool is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person
(including the applicable Master Servicer or the Special Servicer) upon receipt by the Trustee of an Opinion of Counsel, which shall be at the expense of the
Person delivering such opinion to the Trustee, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of
Section 860D(a) of the Code), or cause any income realized in respect of such
REO Property to fail to qualify as Rents from Real Property.

          "INITIAL CERTIFICATION" has the meaning set forth in Section 2.2.

          "INITIAL DEPOSIT" means the amount of all collections made on the
Mortgage Loans from the Cut-Off Date to and excluding the Closing Date.

          "INITIAL REVIEW PERIOD" has the meaning set forth in Section 9.4(d).

          "INSPECTION REPORT" means the report delivered by a Master Servicer or the Special Servicer, as the case may be, substantially in the form of Exhibit L hereto.

                                      -34-

          "INSTITUTIONAL ACCREDITED INVESTOR" means an institutional accredited investor qualifying pursuant to Rule 501(a)(1), (2), (3) or (7) of Regulation D of the 1933 Act.

          "INSURED ENVIRONMENTAL EVENT" has the meaning set forth in Section
9.1(f).

          "INSURANCE POLICIES" means, collectively, any Standard Hazard
Insurance Policy, flood insurance policy, title insurance policy, terrorism insurance policy or Environmental Insurance Policy relating to the Mortgage
Loans or the Mortgaged Properties in effect as of the Closing Date or thereafter during the term of this Agreement.

          "INSURANCE PROCEEDS" means amounts paid by the insurer under any
Insurance Policy, other than amounts required to be paid over to the Mortgagor pursuant to law, the related Mortgage Loan, the related Serviced Companion
Mortgage Loan, the related B Note or the Servicing Standard. With respect to the
Mortgaged Property securing any Non-Serviced Mortgage Loan or Non-Serviced
Companion Mortgage Loan, only the portion of such amounts payable to the holder of the related Non-Serviced Mortgage Loan shall be included in Insurance
Proceeds, and with respect to the Mortgaged Property securing any Loan Pair or
A/B Mortgage Loan, only the portion of such amounts payable to the holder of the related Serviced Pari Passu Mortgage Loan or the related A Note, as applicable, shall be included in Insurance Proceeds.

          "INTERCREDITOR AGREEMENT" means, with respect to an A/B Mortgage Loan, the related intercreditor agreement by and between the holder of the related A
Note and the holder of the related B Note relating to the relative rights of such holders of the respective A Note and B Note, as the same may be further amended from time to time in accordance with the terms thereof.

          "INTEREST" means a REMIC I Interest or a REMIC II Interest, as applicable.

          "INTEREST ACCRUAL PERIOD" means, for any Distribution Date, with respect to all Classes of Certificates and Interests (other than the Residual
Certificates), the period beginning on the first day of the month preceding the month in which such Distribution Date occurs and ending on the last day of the month preceding the month in which such Distribution Date occurs.

          "INTEREST RESERVE ACCOUNT" means that Interest Reserve Account maintained by the Paying Agent pursuant to Section 5.3(a), which account shall be an Eligible Account.

          "INTEREST RESERVE AMOUNT" has the meaning set forth in Section 5.1(d).

          "INTEREST RESERVE LOANS" shall mean the Mortgage Loans which bear interest other than on the basis of a 360-day year consisting of twelve (12)
30-day months.

          "INTERESTED PERSON" means, as of any date of determination, the Master
Servicers, the Special Servicer, the Depositor, the holder of any related Junior
Indebtedness (with respect to any particular Mortgage Loan), a holder of 50% or more of the Controlling Class, the Operating Adviser, any Independent Contractor
engaged by a Master Servicer or the Special Servicer pursuant to this Agreement, or any Person actually known to a Responsible Officer of the Trustee to be an
Affiliate of any of them.

                                      -35-

          "JUNIOR INDEBTEDNESS" means any indebtedness of any Mortgagor that is secured by a lien that is junior in right of payment to the lien of the Mortgage securing the related Mortgage Note.

          "LATE COLLECTIONS" means, with respect to any Mortgage Loan, Serviced
Companion Mortgage Loan or B Note, all amounts received during any Collection
Period, whether as late payments or as Liquidation Proceeds, Insurance Proceeds,
Condemnation Proceeds, Purchase Proceeds or otherwise, that represent payments or collections of Scheduled Payments due but delinquent for a previous
Collection Period and not previously recovered.

          "LATE FEE" means a fee payable to the applicable Master Servicer or the Special Servicer, as the case may be, to the extent actually collected from the Mortgagor as provided in the related Mortgage Loan, Serviced Companion
Mortgage Loan or the related B Note in connection with a late payment made by such Mortgagor. References in this Agreement to Late Fees and default interest in respect of any Loan Pair or in respect of any Non-Serviced Mortgage Loan and its related Non-Serviced Companion Mortgage Loan shall mean only the portion thereof that is received by the Trust in accordance with the applicable Loan
Pair Intercreditor Agreement or Non-Serviced Mortgage Loan Intercreditor
Agreement.

          "LIQUIDATION EXPENSES" means reasonable and direct expenses incurred by the Special Servicer on behalf of the Trust in connection with the liquidation of any Specially Serviced Mortgage Loan or REO Property acquired in respect thereof including, without limitation, reasonable legal fees and expenses in connection with a closing, brokerage commissions and conveyance taxes for such Specially Serviced Mortgage Loan. All Liquidation Expenses
relating to the disposition of the Specially Serviced Mortgage Loan shall be (i)
paid out of income from the related REO Property, to the extent available, (ii)
paid out of related proceeds from liquidation or (iii) advanced by the applicable Master Servicer or the Special Servicer, subject to Section 4.4 and
Section 4.6(e) hereof, as a Servicing Advance.

          "LIQUIDATION FEE" means a fee equal to the product of (x) 1.0% and (y)
the Liquidation Proceeds received in connection with a final disposition of a
Specially Serviced Mortgage Loan or REO Property and any Condemnation Proceeds
and Insurance Proceeds received by the Trust (other than Liquidation Proceeds received in connection with any Non-Serviced Mortgage Loan) for distribution to the Certificateholders and the holders of any Serviced Companion Mortgage Loans and B Notes; provided, however, that (i) in the case of a final disposition consisting of the repurchase of a Mortgage Loan or REO Property by a Seller pursuant to Section 2.3, such fee will only be paid by the applicable Seller if repurchased after the date that is 180 days after such Seller receives notice of the breach or defect causing the repurchase, (ii) in the case of an A/B Mortgage
Loan, such fee will not be payable if the holder of the related B Note exercises its option to purchase the related A Note pursuant to the Intercreditor
Agreement; provided, that, this clause (ii) shall not be applicable if the holder of the related B Note has exercised its right to cure three consecutive monetary defaults under the related Intercreditor Agreement and a monetary default occurs in the following month and (iii) in the case of a Mezzanine
Mortgage Loan, such fee will not be payable if the holder of the related
Mezzanine Loan exercises its option to purchase the related Mortgage Loan pursuant to the related Mezzanine Mortgage Loan Intercreditor Agreement;
provided, that, to the extent permitted by the terms of the related Mezzanine
Mortgage Loan Intercreditor Agreement, this

                                      -36-

clause (iii) shall not be applicable if the holder of the related Mezzanine Loan has exercised its right to cure three consecutive monetary defaults under the
Mezzanine Mortgage Loan Intercreditor Agreement and a monetary default occurs in the following month or such purchase occurs more than 90 days after the Mortgage
Loan becomes a Specially Serviced Mortgage Loan. Notwithstanding the foregoing, if the terms of the related Mezzanine Mortgage Loan Intercreditor Agreement exclude under certain circumstances the payment of any liquidation fee (or similar fee) when calculating the applicable purchase price pursuant to the exercise of any such purchase option, then no Liquidation Fee will be payable under this Agreement under such circumstances.

          "LIQUIDATION PROCEEDS" means proceeds from the sale or liquidation of a Mortgage Loan, a Serviced Companion Mortgage Loan or a B Note or related REO
Property (net of Liquidation Expenses) and with respect to the sale or liquidation of any REO Property related to any Non-Serviced Mortgage Loan and
Non-Serviced Companion Mortgage Loan, any portion of such amounts allocable to the related Non-Serviced Mortgage Loan.

          "LIQUIDATION REALIZED LOSS" means, with respect to each Mortgage Loan or REO Property, as the case may be, as to which a Cash Liquidation or REO
Disposition has occurred, an amount equal to the sum, without duplication, of
(A) the Principal Balance (as increased by an Unliquidated Advance with respect to such Mortgage Loan) of the Mortgage Loan (or such deemed Principal Balance, in the case of an REO Mortgage Loan) as of the date of the Cash Liquidation or
REO Disposition, plus (B) unpaid interest and interest accrued thereon at the applicable Mortgage Rate, plus (C) any expenses (including Additional Trust
Expenses, unpaid Servicing Advances and unpaid Advance Interest) incurred in connection with such Mortgage Loan that have been paid or are payable or reimbursable to any Person, other than amounts included in the definition of
Liquidation Expenses and amounts previously treated as Expense Losses attributable to principal (and interest thereon) minus the sum of (i) REO Income applied as recoveries of principal or interest on the related Mortgage Loan or
REO Property, and (ii) Liquidation Proceeds, Condemnation Proceeds, Insurance
Proceeds, Late Collections and all other amounts recovered from the related
Mortgagor and received during the Collection Period in which such Cash
Liquidation or REO Disposition occurred and which are not required under any
Intercreditor Agreement, any Loan Pair Intercreditor Agreement or Non-Serviced
Mortgage Loan Intercreditor Agreement to be payable or reimbursable to any holder of a B Note, a Serviced Companion Mortgage Loan or a Non-Serviced
Companion Mortgage Loan. REO Income received on an REO Property and Liquidation
Proceeds received on or in respect of a Mortgage Loan or REO Property shall be applied first to reimburse the applicable Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent, as applicable, to the extent that Section
5.2(a)(I) otherwise entitles such party to reimbursement, for any Nonrecoverable
Advance with respect to the related Mortgage Loan not otherwise reimbursed, and then for all Workout-Delayed Reimbursement Amounts with respect to such related
Mortgage Loan (but not any such amount that has become Unliquidated Advances), and any remaining REO Income and Liquidation Proceeds and any Condemnation
Proceeds and Insurance Proceeds shall be applied first against any Additional
Trust Expenses (to the extent not included in the definition of Liquidation
Expenses) for such Mortgage Loan, next as a recovery of any Nonrecoverable
Advance (and interest thereon) with respect to such Mortgage Loan previously paid from principal collections pursuant to Section 5.2(a)(II), next to any
Unliquidated Advances with respect to such Mortgage Loan, next to the unpaid interest on the Mortgage Loan, calculated as

                                      -37-

described in clause (B) above, and then against the Principal Balance of such
Mortgage Loan, calculated as described in clause (A) above.

          "LOAN GROUP" means either Loan Group 1 or Loan Group 2, as the case may be.

          "LOAN GROUP PRINCIPAL DISTRIBUTION AMOUNT" means the Loan Group 1
Principal Distribution Amount or the Loan Group 2 Principal Distribution Amount,
as applicable.

          "LOAN GROUP 1" means all of the Mortgage Loans that are Loan Group 1
Mortgage Loans and any successor REO Mortgage Loans with respect thereto.

          "LOAN GROUP 1 MORTGAGE LOAN" means any Mortgage Loan identified on the
Mortgage Loan Schedule as belonging to Loan Group 1.

          "LOAN GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT" means, for any
Distribution Date, that portion, if any, of the Principal Distribution Amount attributable to Mortgage Loans included in Loan Group 1.

          "LOAN GROUP 2" means all of the Mortgage Loans that are Loan Group 2
Mortgage Loans and any successor REO Mortgage Loans with respect thereto.

          "LOAN GROUP 2 MORTGAGE LOAN" means any Mortgage Loan identified on the
Mortgage Loan Schedule as belonging to Loan Group 2.

          "LOAN GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT" means, for any
Distribution Date, that portion, if any, of the Principal Distribution Amount attributable to Mortgage Loans included in Loan Group 2.

          "LOAN PAIR" means a Serviced Pari Passu Mortgage Loan and the related
Serviced Companion Mortgage Loan, collectively.

          "LOAN PAIR INTERCREDITOR AGREEMENT" means, with respect to a Loan
Pair, the related intercreditor agreement by and between the holders of the related Serviced Pari Passu Mortgage Loan and the related Serviced Companion
Mortgage Loan relating to the relative rights of such holders, as the same may be further amended from time to time in accordance with the terms thereof.

          "LOAN-TO-VALUE RATIO" means, as of any date with respect to a Mortgage
Loan, the fraction, expressed as a percentage, the numerator of which is the
Principal Balance of such Mortgage Loan at the date of determination and the denominator of which is the value of the Mortgaged Property as shown on the most recent Appraisal or valuation of the Mortgaged Property which is available as of such date or, in the case of any Non-Serviced Mortgage Loan or Loan Pair, the allocable portion thereof.

          "LOCK-BOX ACCOUNT" has the meaning set forth in Section 8.3(g).

                                      -38-

          "LOCK-BOX AGREEMENT" means, with respect to any Mortgage Loan, any lock-box agreement relating to such Mortgage Loan among the related Mortgagor, a depositary institution and the applicable Master Servicer (or Sub-Servicer on its behalf) pursuant to which a Lock-Box Account is created.

          "LOSSES" has the meaning set forth in Section 12.4.

          "LUXEMBOURG PAYING AGENT" has the meaning set forth in Section 7.18.

          "LUXEMBOURG TRANSFER AGENT" has the meaning set forth in Section 7.18.

          "MAI" means Member of the Appraisal Institute.

          "MASTER SERVICER" means (a) Prudential Asset Resources, Inc. and its permitted successors and assigns with respect to the PMCF Loans and (b) Wells
Fargo Bank, National Association and its permitted successors and assigns with respect to the MSMC Loans, the Wells Fargo Loans and the SunTrust Loans. Any
reference herein to a "Master Servicer" hereunder shall, if such Master Servicer is the one described by clause (a) of this definition, also be construed to refer to the Servicer Report Administrator to the extent of the rights granted to and obligations imposed on the Servicer Report Administrator under this
Agreement.

          "MASTER SERVICER CONSENT MATTERS" has the meaning set forth in Section
8.3(a).

          "MASTER SERVICER INDEMNIFIED PARTIES" has the meaning set forth in
Section 8.25(a).

          "MASTER SERVICER LOSSES" has the meaning set forth in Section 8.25(a).

          "MASTER SERVICER REMITTANCE DATE" means, for each Distribution Date, the Business Day immediately preceding such Distribution Date.

          "MASTER SERVICER REMITTANCE REPORT" means a report prepared by the
Servicer Report Administrator or a Master Servicer, as the case may be, and in such media as may be agreed upon by the Master Servicers and the Paying Agent containing such information regarding the Mortgage Loans as will permit the
Paying Agent to calculate the amounts to be distributed to the
Certificateholders pursuant to this Agreement and to furnish the Monthly
Certificateholders Report required to be delivered hereunder and containing such additional information as the Master Servicers, the Paying Agent and the
Depositor may from time to time mutually agree.

          "MASTER SERVICING FEE" means, with respect to the applicable Master
Servicer, for each calendar month, as to each Mortgage Loan, Serviced Companion
Mortgage Loan and B Note (including REO Mortgage Loans and Defeasance Loans) but not as to any Non-Serviced Mortgage Loan (as to which there is no Master
Servicing Fee payable to the applicable Master Servicer under this Trust), an amount equal to the Master Servicing Fee Rate applicable to such month
(determined in the same manner (other than the rate of accrual) as the applicable Mortgage Rate is determined for such Mortgage Loan, Serviced
Companion Mortgage Loan or B Note for such month) multiplied by the Scheduled
Principal Balance of such Mortgage Loan,

                                      -39-

Serviced Companion Mortgage Loan or B Note immediately before the Due Date occurring in such month, subject to reduction in respect of Compensating
Interest, as set forth in Section 8.10(c).

          "MASTER SERVICING FEE RATE" means, with respect to the applicable
Master Servicer, with respect to each Mortgage Loan (other than any Non-Serviced
Mortgage Loan), Serviced Companion Mortgage Loan and B Note (including any
Mortgage Loan relating to an REO Property), the rate per annum specified as such on the Mortgage Loan Schedule. With respect to a Non-Serviced Mortgage Loan, no
Master Servicing Fee Rate is charged by a Master Servicer, but the Pari Passu
Loan Servicing Fee Rate is charged by the applicable Non-Serviced Mortgage Loan
Master Servicer pursuant to the related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement.

          "MATERIAL BREACH" has the meaning set forth in Section 2.3(a).

          "MATERIAL DOCUMENT DEFECT" has the meaning set forth in Section
2.3(a).

          "MATURITY DATE" means, with respect to any Mortgage Loan, Serviced
Companion Mortgage Loan or B Note as of any date of determination, the date on which the last payment of principal is due and payable thereunder, after taking into account all Principal Prepayments received and any Deficient Valuation,
Debt Service Reduction Amount or modification of the Mortgage Loan, Serviced
Companion Mortgage Loan or B Note occurring prior to such date of determination, but without giving effect to (i) any acceleration of the principal of such
Mortgage Loan, Serviced Companion Mortgage Loan or B Note or (ii) any grace period permitted by such Mortgage Loan, B Note or Serviced Companion Mortgage
Loan.

          "MERS" means Mortgage Electronic Registration Systems, Inc.

          "MEZZANINE MORTGAGE LOAN" means any Mortgage Loan serviced under this
Agreement that has additional subordinated mezzanine financing in place, which
Mezzanine Mortgage Loan is included in the Trust.

          "MEZZANINE LOAN" means, with respect to any Mezzanine Mortgage Loan, the related mezzanine financing which is not included in the Trust and is subordinated in right of payment to the related Mezzanine Mortgage Loan to the extent set forth in the related Mezzanine Mortgage Loan Intercreditor Agreement.

          "MEZZANINE MORTGAGE LOAN INTERCREDITOR AGREEMENT" means, with respect to a Mezzanine Mortgage Loan, the related intercreditor agreement by and between the holder of the related Mezzanine Mortgage Loan and the holder of the related
Mezzanine Loan relating to the relative rights of such holders of such Mezzanine
Mortgage Loan and Mezzanine Loan, as the same may be further amended from time to time in accordance with the terms thereof.

          "MODIFICATION FEE" means a fee, if any, (a) collected from a Mortgagor by the applicable Master Servicer in connection with a modification of any
Mortgage Loan (other than a Non-Serviced Mortgage Loan), Serviced Companion
Mortgage Loan or B Note other than a Specially Serviced Mortgage Loan or (b)
collected in connection with a modification by the Special Servicer of a
Specially Serviced Mortgage Loan.

                                      -40-

          "MODIFICATION LOSS" means, with respect to each Mortgage Loan, (i) a decrease in the Principal Balance of such Mortgage Loan as a result of a modification thereof in accordance with the terms hereof, (ii) any expenses connected with such modification, to the extent (x) reimbursable to the Trustee, the Special Servicer or the applicable Master Servicer and (y) not recovered from the Mortgagor or (iii) in the case of a modification of such Mortgage Loan that reduces the Mortgage Rate thereof, the excess, on each Due Date, of the amount of interest that would have accrued at a rate equal to the original
Mortgage Rate, over interest that actually accrued on such Mortgage Loan during the preceding Collection Period.

          "MONEY TERM" means with respect to any Mortgage Loan, Serviced
Companion Mortgage Loan or B Note, the Maturity Date, Mortgage Rate, Principal
Balance, amortization term or payment frequency thereof or any provision thereof requiring the payment of a prepayment premium, yield maintenance charge or percentage premium in connection with a principal prepayment (and shall not include late fees or default interest provisions).

          "MONTHLY CERTIFICATEHOLDERS REPORT" means a report provided pursuant to Section 5.4 by the Paying Agent monthly as of the related Determination Date generally in the form and substance of Exhibit M, which sets forth, to the extent applicable: (i) the amount, if any, of such distributions to the holders of each Class of Principal Balance Certificates applied to reduce the respective
Certificate Balances thereof; (ii) the amount of such distribution to holders of each Class of Certificates allocable to (A) interest accrued at the respective
Pass-Through Rates, less any Net Aggregate Prepayment Interest Shortfalls and
(B) Prepayment Premiums; (iii) the number of outstanding Mortgage Loans and the aggregate Principal Balance and Scheduled Principal Balance of the Mortgage
Loans at the close of business on such Determination Date; (iv) the number and aggregate Scheduled Principal Balance of Mortgage Loans (A) delinquent 30-59 days, (B) delinquent 60-89 days, (C) delinquent 90 or more days, (D) as to which foreclosure proceedings have been commenced, or (E) as to which bankruptcy proceedings have been commenced; (v) with respect to any REO Property included in the Trust, the Principal Balance of the related Mortgage Loan as of the date of acquisition of the REO Property and the Scheduled Principal Balance thereof;
(vi) as of the related Determination Date (A) as to any REO Property sold during the related Collection Period, the date of the related determination by the
Special Servicer that it has recovered all payments which it expects to be finally recoverable and the amount of the proceeds of such sale deposited into a
Certificate Account, and (B) the aggregate amount of other revenues collected by the Special Servicer with respect to each REO Property during the related
Collection Period and credited to a Certificate Account, in each case identifying such REO Property by the loan number of the related Mortgage Loan;
(vii) the Aggregate Certificate Balance or Notional Amount, as the case may be, of each Class of Certificates before and after giving effect to the distribution made on such Distribution Date; (viii) the aggregate amount of Principal
Prepayments made during the related Collection Period; (ix) the Pass-Through
Rate applicable to each Class of Certificates for such Distribution Date; (x)
the aggregate amount of the Master Servicing Fee, the Special Servicing Fee, the
Excess Servicing Fees and the fees paid to the applicable Non-Serviced Mortgage
Loan Master Servicer and the Non-Serviced Mortgage Loan Special Servicer solely as such fees relate to the Non-Serviced Mortgage Loans; (xi) the amount of
Unpaid Interest and Realized Losses, if any, incurred with respect to the
Mortgage Loans, including a breakout by type of such Realized Losses; (xii) the aggregate amount of Servicing Advances and the aggregate amount of P&I Advances outstanding, each separately stated, that have been made by the applicable
Master

                                      -41-

Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the
aggregate amount of Servicing Advances and P&I Advances made by the applicable
Non-Serviced Mortgage Loan Master Servicer and Non-Serviced Mortgage Loan
Special Servicer in respect of the Non-Serviced Mortgage Loans and (xiii) the amount of any Appraisal Reductions effected during the related Collection Period on a loan-by-loan basis and the total Appraisal Reductions in effect as of such
Distribution Date (and in the case of the Non-Serviced Mortgage Loans, the amount of any appraisal reductions effected under the related Non-Serviced
Mortgage Loan Pooling and Servicing Agreement). In the case of information furnished pursuant to subclauses (i), (ii) and (xi) above, the amounts shall be expressed in the aggregate and as a dollar amount per $1,000 of original principal amount of the Certificates for all Certificates of each applicable
Class.

          "MOODY'S" means Moody's Investors Services, Inc.

          "MORTGAGE" means the mortgage, deed of trust or other instrument securing a Mortgage Note.

          "MORTGAGE FILE" means the mortgage documents listed below:

          (i) the original Mortgage Note bearing all intervening endorsements, endorsed in blank or endorsed "Pay to the order of LaSalle Bank National
Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-HQ6, without recourse, representation or warranty other than as set forth in the Mortgage Loan Purchase Agreement" or if the original Mortgage Note is not included therein, then a lost note affidavit and indemnity with a copy of the Mortgage Note attached thereto;

          (ii) the original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed) or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 45th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Depositor shall deliver or cause to be delivered to the Trustee a true and correct copy of such Mortgage, together with (A) in the case of a delay caused by the public recording office, an Officer's Certificate of the applicable
Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (B) in the case of an original
Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

          (iii) the originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon (which are reflected in the Mortgage Loan
Schedule), or if such original modification, consolidation and extension agreements have been delivered to the appropriate recording office for recordation and either have not yet been returned on or prior to the 45th day following the Closing Date with evidence of recordation thereon or have been lost after recordation, true

                                      -42-

copies of such modifications, consolidations and extensions certified by the applicable Seller together with (A) in the case of a delay caused by the public recording office, an Officer's Certificate of the applicable Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (B) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

          (iv) an original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording, signed by the holder of record in blank or in favor of "LaSalle Bank National Association, as Trustee for Morgan
Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series
2005-HQ6;" provided, if the related Mortgage has been recorded in the name of
MERS or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be recorded or delivered and instead, the applicable Seller shall take all actions as are necessary to cause the Trustee to be shown as, and the
Trustee shall take all actions necessary to confirm that it is shown as, the owner of the related Mortgage on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

          (v) originals of all intervening assignments of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designees), if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by the applicable Seller, or in the case of an original blanket intervening assignment of Mortgage retained by the Seller, a copy thereof certified by the
Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 45th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (A) in the case of a delay caused by the public recording office, an Officer's Certificate of the applicable Seller stating that such original intervening assignment of Mortgage has been sent to the appropriate public recording official for recordation or (B) in the case of an original intervening assignment of Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening assignment of Mortgage;

          (vi) if the related Assignment of Leases is separate from the
Mortgage, the original of such Assignment of Leases with evidence of recording thereon or, if such Assignment of Leases has not been returned on or prior to the 45th day following the Closing Date from the applicable public recording office, a copy of such Assignment of Leases certified by the applicable Seller to be a true and complete copy of the original Assignment of Leases submitted for recording, together with (A) an original of each assignment of such
Assignment of Leases with evidence of recording thereon and showing a complete recorded chain of assignment from the named assignee to the holder of record, and if any such assignment of such Assignment of Leases has not been returned from the applicable public recording office, a copy of such assignment certified by the applicable Seller to be a true and complete copy of the original

                                      -43-

assignment submitted for recording, and (B) an original assignment of such
Assignment of Leases, in recordable form, signed by the holder of record in favor of "LaSalle Bank National Association, as Trustee for Morgan Stanley
Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6,"
which assignment may be effected in the related Assignment of Mortgage;
provided, if the related Assignment of Leases has been recorded in the name of
MERS or its designee, no assignment of Assignment of Leases in favor of the
Trustee will be required to be recorded or delivered and instead, the applicable
Seller shall take all actions as are necessary to cause the Trustee to be shown as, and the Trustee shall take all actions necessary to confirm that it is shown as, the owner of the related Assignment of Leases on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

          (vii) the original of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

          (viii) the original Title Insurance Policy or in the event such original Title Insurance Policy has not been issued, an original binder or actual title commitment or a copy thereof certified by the title company with the original Title Insurance Policy to follow within 180 days of the Closing
Date or a preliminary title report with an original Title Insurance Policy to follow within 180 days of the Closing Date;

          (ix) (A) UCC financing statements (together with all assignments thereof) and (B) UCC-2 or UCC-3 financing statements to the Trustee duly authorized and executed and delivered in connection with the Mortgage Loan;
provided, if the related Mortgage has been recorded in the name of MERS or its designee, no such UCC-2 or UCC-3 financing statements will be required to be recorded or delivered and instead, the applicable Seller shall take all actions as are necessary to cause the Trustee to be shown as, and the Trustee shall take all actions necessary to confirm that it is shown as, the owner of the related
UCC financing statements on the record of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

          (x) copies of the related ground lease(s), if any, related to any
Mortgage Loan where the Mortgagor is the lessee under such ground lease;

          (xi) copies of any loan agreements, lock-box agreements and intercreditor agreements (including, without limitation, any Intercreditor
Agreement, any Non-Serviced Mortgage Loan Intercreditor Agreement and any Loan
Pair Intercreditor Agreement, and a copy (that is, not the original) of the mortgage note evidencing the related Serviced Companion Mortgage Loan and B
Note) related to any Mortgage Loan;

          (xii) either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan, which shall be assigned and delivered to the Trustee on behalf of the Trust with a copy to be held by the applicable Master Servicer, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan and this Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan, which shall be held by the applicable Master Servicer on behalf of the Trustee, with a copy to be held by the Trustee, and applied,

                                      -44-

drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan and this Agreement (it being understood that each
Seller has agreed (a) that the proceeds of such letter of credit belong to the
Trust, (b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the
Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to the Trustee) and
(c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of a Seller to assign the letter of credit hereunder). In the case of clause (B) above, the applicable Master Servicer acknowledges that any letter of credit held by it shall be held in its capacity as agent of the Trust, and if such Master Servicer sells its rights to service the applicable Mortgage Loan, such Master Servicer will assign the applicable letter of credit to the Trust or at the direction of the Special Servicer (with respect to any Specially Serviced Mortgage Loan) to such party as the Special
Servicer may instruct, in each case, at the expense of the Master Servicer. The applicable Master Servicer shall indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

          (xiii) the original environmental indemnity agreement, if any, related to any Mortgage Loan;

          (xiv) third-party management agreements for all Mortgaged Properties operated as hotels and for all Mortgaged Properties securing Mortgage Loans with a Cut-Off Date Principal Balance equal to or greater than $20,000,000;

          (xv) any Environmental Insurance Policy;

          (xvi) any affidavit and indemnification agreement; and

          (xvii) with respect to any Non-Serviced Mortgage Loan, a copy of the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

          With respect to any Non-Serviced Mortgage Loan, the preceding document delivery requirements will be met by the delivery by the Depositor of copies of the documents specified above (other than the Mortgage Notes (and all intervening endorsements) respectively evidencing such Non-Serviced Mortgage
Loan with respect to which the originals shall be required), including a copy of such Non-Serviced Mortgage Loan Mortgage.

          "MORTGAGE LOAN" means a Mortgage Note secured by a Mortgage, and all amendments and modifications thereof, identified on the Mortgage Loan Schedule, as amended from time to time, provided that the term "Mortgage Loan" shall include any Defeasance Loan and any Non-Serviced Mortgage Loan (but shall not include any Non-Serviced Companion Mortgage Loan) but with respect to (i) any
A/B Mortgage Loan, shall include the A Note (but shall not include the related B
Note) and (ii) any Loan Pair, shall include the Serviced Pari Passu Mortgage
Loan (but shall not include the related Serviced Companion Mortgage Loan).

          "MORTGAGE LOAN PURCHASE AGREEMENT" means Mortgage Loan Purchase
Agreement I, Mortgage Loan Purchase Agreement II, Mortgage Loan Purchase
Agreement III and Mortgage Loan Purchase Agreement IV, as the case may be.

                                      -45-

          "MORTGAGE LOAN PURCHASE AGREEMENT I" means that certain Mortgage Loan
Purchase Agreement between MSMC and the Depositor dated as of July 29, 2005 with respect the MSMC Loans, a form of which is attached hereto as Exhibit K-1.

          "MORTGAGE LOAN PURCHASE AGREEMENT II" means that certain Mortgage Loan
Purchase Agreement between PMCF and the Depositor dated as of July 29, 2005 with respect to the PMCF Loans, a form of which is attached hereto as Exhibit K-2.

          "MORTGAGE LOAN PURCHASE AGREEMENT III" means that certain Mortgage
Loan Purchase Agreement between Wells Fargo and the Depositor dated as of July
29, 2005 with respect to the Wells Fargo Loans, a form of which is attached hereto as Exhibit K-3.

          "MORTGAGE LOAN PURCHASE AGREEMENT IV" means that certain Mortgage Loan
Purchase Agreement between SunTrust and the Depositor dated as of July 29, 2005 with respect to the SunTrust Loans, a form of which is attached hereto as
Exhibit K-4.

          "MORTGAGE LOAN SCHEDULE" or "LOAN SCHEDULE" means collectively the schedule attached hereto as Schedule I, which identifies each MSMC Loan, the schedule attached hereto as Schedule II, which identifies each PMCF Loan, the schedule attached hereto as Schedule III, which identifies each Wells Fargo Loan and the schedule attached hereto as Schedule IV, which identifies each SunTrust
Loan, as such schedules may be amended from time to time pursuant to Section
2.3.

          "MORTGAGE NOTE" means the note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          "MORTGAGE RATE" means, for a given Mortgage Loan, Serviced Companion
Mortgage Loan or B Note, the per annum rate at which interest accrues on such
Mortgage Loan, Serviced Companion Mortgage Loan or B Note.

          "MORTGAGED PROPERTY" means the real property, together with improvements thereto, securing the indebtedness of the Mortgagor under the related Mortgage Loan and, in the case of an A/B Mortgage Loan, the related B
Note and, in the case of a Loan Pair, the related Serviced Companion Mortgage
Loan.

          "MORTGAGEE" means, with respect to any Mortgage as of any date of determination, the mortgagee named therein as of such date.

          "MORTGAGOR" means the obligor on a Mortgage Note.

          "MSMC" has the meaning set forth in the Preliminary Statement hereto.

          "MSMC LOANS" means, collectively, those Mortgage Loans sold to the
Depositor pursuant to the Mortgage Loan Purchase Agreement I and shown on
Schedule I hereto.

          "NET AGGREGATE PREPAYMENT INTEREST SHORTFALL" means for any
Distribution Date, with respect to all Mortgage Loans which are not Specially
Serviced Mortgage Loans, the excess, if any, of aggregate Prepayment Interest
Shortfalls for such Mortgage Loans over the

                                      -46-

sum of (A) the Compensating Interest to be paid by the applicable Master
Servicer on such Distribution Date and (B) the aggregate Prepayment Interest
Excesses for such Collection Period for all Mortgage Loans which are not
Specially Serviced Mortgage Loans.

          "NEW LEASE" means any lease of any REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

          "1933 ACT" means the Securities Act of 1933, as amended.

          "1934 ACT" means the Securities Exchange Act of 1934, as amended.

          "NONDISQUALIFICATION OPINION" means a written Opinion of Counsel to the effect that a contemplated action (i) will neither cause any REMIC Pool to fail to qualify as a REMIC at any time that any Certificates are outstanding nor cause a "prohibited transaction," "prohibited contribution" or any other tax
(other than a tax on "net income from foreclosure property" permitted to be incurred under this Agreement) to be imposed on any REMIC Pool or the Trust and
(ii) will not cause the Excess Interest Grantor Trust to fail to qualify as a grantor trust under the Code.

          "NONECONOMIC RESIDUAL INTEREST" means a residual interest that is a
"noneconomic residual interest" within the meaning of Treasury Regulation
Section 1.860E-1(c).

          "NON-INVESTMENT GRADE CERTIFICATES" means each Class of Certificates that, at the time of transfer, is not rated in one of the four highest generic rating categories by at least one of Fitch, S&P and DBRS.

          "NONRECOVERABLE ADVANCE" means any of the following: (i) any Pari
Passu Loan Nonrecoverable Advance (including interest accrued thereon at the
Advance Rate) and (ii) the portion of any Advance (including interest accrued thereon at the Advance Rate) or Unliquidated Advance (not including interest thereon) previously made (and in the case of an Unliquidated Advance, not previously reimbursed to the Trust) or proposed to be made by the applicable
Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, that, in its respective sole discretion, exercised in good faith and, with respect to the applicable Master Servicer and the Special Servicer, taking into account the
Servicing Standard, will not be or, in the case of an outstanding Advance, would not be, ultimately recoverable, from Insurance Proceeds, Condemnation Proceeds,
Liquidation Proceeds or Purchase Proceeds (or from any other collections) with respect to the related Mortgage Loan or Serviced Companion Mortgage Loan (and
taking into consideration any Crossed Mortgage Loans) (in the case of Servicing
Advances) or B Note (in the case of Servicing Advances) or REO Property (in the case of P&I Advances and Servicing Advances), as evidenced by an Officer's
Certificate delivered pursuant to Section 4.4. Such Officer's Certificate shall be delivered to the Trustee (upon which the Trustee may conclusively rely) or to the Depositor (if the Trustee or the Fiscal Agent is delivering such Officer's
Certificate) and (in either case) to the Special Servicer and the Paying Agent in the time periods as specified in Section 4.4 and shall include the information and reports set forth in Section 4.4. Absent bad faith, the applicable Master Servicer's determination as to the recoverability of any
Advance shall be conclusive and binding on the Certificateholders and, in

                                      -47-

the case of any B Note or Serviced Companion Mortgage Loan, the holder of such B
Note or Serviced Companion Mortgage Loan, as applicable, and may, in all cases, be relied on by the Trustee and the Fiscal Agent; provided, however, that the
Special Servicer may, at its option, make a determination in accordance with the
Servicing Standard that any P&I Advance or Servicing Advance, if made, would be a Nonrecoverable Advance and shall deliver to the applicable Master Servicer, the Paying Agent and the Trustee notice of such determination. Absent bad faith, any such determination shall be conclusive and binding on the
Certificateholders, the applicable Master Servicer, the Trustee and the Fiscal
Agent (provided that the Master Servicer's determination that a P&I Advance or
Servicing Advance, if made, would be a Nonrecoverable Advance shall not be overruled by any such determination). Absent bad faith, and pursuant to Section
4.1A of this Agreement, any determination as to the recoverability of any advance made with respect to any Non-Serviced Mortgage Loan by the applicable
Master Servicer or any Other Master Servicer shall be conclusive and binding on the Certificateholders and may, in all cases, be relied on by the Trustee, the
Fiscal Agent and the applicable Master Servicer. In making any nonrecoverability determination as described above, the relevant party shall be entitled (i) to consider (among other things) the obligations of the Mortgagor under the terms of the Mortgage Loan as it may have been modified, (ii) to consider (among other things) the related Mortgaged Properties in their "as is" then-current conditions and occupancies and such party's assumptions (consistent with the
Servicing Standard in the case of the applicable Master Servicer or the Special
Servicer) regarding the possibility and effects of future adverse change with respect to such Mortgaged Properties, (iii) to estimate and consider, consistent with the Servicing Standard in the case of the applicable Master Servicer or the
Special Servicer (among other things), future expenses and (iv) to estimate and consider, consistent with the Servicing Standard (among other things), the timing of recovery to such party. In addition, the relevant party may, consistent with the Servicing Standard in the case of the applicable Master
Servicer or the Special Servicer, update or change its nonrecoverability determinations at any time in accordance with the terms hereof and may, consistent with the Servicing Standard in the case of the applicable Master
Servicer or the Special Servicer, obtain from the Special Servicer any analysis, appraisals or other information in the possession of the Special Servicer for such purposes. In connection with the determination of whether an advance made would be a Nonrecoverable Advance relating to a B Note, the applicable Master
Servicer and Special Servicer shall also take into account (among other things)
any insurance proceeds and condemnation proceeds (in excess of such proceeds payable in respect of the related A Note) received in respect of the Mortgaged
Properties.

          "NON-REGISTERED CERTIFICATE" means unless and until registered under the 1933 Act, any Class X-1, Class G, Class H, Class J, Class K, Class L, Class
M, Class N, Class O, Class P, Class Q, Class S, Class T or Residual Certificate.

          "NON-SERVICED COMPANION MORTGAGE LOAN" means a loan not included in the Trust that is generally payable on a pari passu basis with the related
Non-Serviced Mortgage Loan. There are no Non-Serviced Companion Mortgage Loans
in the Trust.

          "NON-SERVICED MORTGAGE LOAN" means any Mortgage Loan included in the
Trust but serviced under another agreement. There are no Non-Serviced Mortgage
Loans in the Trust.

                                      -48-

          "NON-SERVICED MORTGAGE LOAN INTERCREDITOR AGREEMENT" means, with respect to a Non-Serviced Mortgage Loan, the related intercreditor agreement by and between the holder of the related A Note and the holder of the related B
Note relating to the relative rights of such holders of the respective A Note and B Note, as the same may be further amended from time to time in accordance with the terms thereof.

          "NON-SERVICED MORTGAGE LOAN MASTER SERVICER" means the applicable
"master servicer" under the related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement, if any.

          "NON-SERVICED MORTGAGE LOAN MORTGAGE" means the Mortgage securing a
Non-Serviced Mortgage Loan and any other note secured by the related Mortgaged
Property.

          "NON-SERVICED MORTGAGE LOAN POOLING AND SERVICING AGREEMENT" means the pooling and servicing agreement under which the related Non-Serviced Mortgage
Loan is being serviced.

          "NON-SERVICED MORTGAGE LOAN SPECIAL SERVICER" means the applicable
"special servicer" under the related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement, if any.

          "NON-SERVICED MORTGAGE LOAN TRUSTEE" means the applicable "trustee"
under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement, if
any.

          "NOTIONAL AMOUNT" means, as of any date of determination: (i) with respect to all of the Class X-1 Certificates as a Class, the Class X-1 Notional
Amount as of such date of determination; (ii) with respect to any Class X-1
Certificate, the product of the Percentage Interest evidenced by such
Certificate and the Class X-1 Notional Amount as of such date of determination;
(iii) with respect to all of the Class X-2 Certificates as a Class, the Class
X-2 Notional Amount as of such date of determination and (iv) with respect to any Class X-2 Certificate, the product of the Percentage Interest evidenced by such Certificate and the Class X-2 Notional Amount as of such date of determination.

          "OFFICER'S CERTIFICATE" means (v) in the case of the Depositor, a certificate signed by one or more of the Chairman of the Board, any Vice
Chairman, the President, or any Senior Vice President, Vice President or
Assistant Vice President, and by one or more of the Treasurer, any Assistant
Treasurer, the Secretary or any Assistant Secretary of the Depositor, or (w) in
the case of the Master Servicers and the Special Servicer, any of the officers referred to above or an employee thereof designated as a Servicing Officer or
Special Servicing Officer pursuant to this Agreement, (x) in the case of the
Trustee or the Fiscal Agent, a certificate signed by a Responsible Officer, (y)
in the case of a Seller, a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, any Managing Director or Director, the President,
or any Executive Vice President, any Senior Vice President, Vice President,
Second Vice President or Assistant Vice President and (z) in the case of the
Paying Agent, a certificate signed by a Responsible Officer, each with specific responsibilities for the matters contemplated by this Agreement.

                                      -49-

          "OPERATING ADVISER" shall mean the Person elected to serve as the
Operating Adviser pursuant to Section 9.37(a); provided, that, with respect to an A/B Mortgage Loan, a holder of the related B Note, will, to the extent set forth in the related Intercreditor Agreement, instead be entitled to the rights and powers granted to the Operating Adviser under this Agreement to the extent that such rights and powers relate to the related A/B Mortgage Loan (but only so long as the holder of the related B Note is the directing holder or controlling holder, as defined in the related Intercreditor Agreement).

          "OPINION OF COUNSEL" means a written opinion of counsel addressed to the Trustee and the Paying Agent, reasonably acceptable in form and substance to the Trustee and the Paying Agent, and who is not in-house counsel to the party required to deliver such opinion but who, in the good faith judgment of the
Trustee and the Paying Agent, is Independent outside counsel knowledgeable of the issues occurring in the practice of securitization with respect to any such opinion of counsel concerning the taxation, or status as a REMIC for tax purposes, of any REMIC Pool or status as a "grantor trust" under the Code of the
Excess Interest Grantor Trust.

          "OPTION PURCHASE PRICE" has the meaning set forth in Section 9.36(b)
hereof.

          "OTHER ADVANCE REPORT DATE" means with respect to a Non-Serviced
Companion Mortgage Loan or a Serviced Companion Mortgage Loan, as applicable, which has been deposited into a commercial mortgage securitization trust, the date under the related Other Companion Loan Pooling and Servicing Agreement that the related Other Master Servicer is required (pursuant to the terms thereof) to make a determination as to whether it will make a P&I Advance as required under such Other Companion Loan Pooling and Servicing Agreement.

          "OTHER COMPANION LOAN POOLING AND SERVICING AGREEMENT" means any pooling and servicing agreement relating to a Non-Serviced Companion Mortgage
Loan or a Serviced Companion Mortgage Loan that creates a commercial mortgage securitization trust, as applicable.

          "OTHER MASTER SERVICER" means any master servicer under an Other
Companion Loan Pooling and Servicing Agreement relating to a Non-Serviced
Companion Mortgage Loan or a Serviced Companion Mortgage Loan, as applicable.

          "OTHER OPERATING ADVISER" has the meaning set forth in Section 9.4(d)
hereof.

          "OTHER POOLING AND SERVICING AGREEMENT" has the meaning set forth in
Section 9.4(d) hereof.

          "OTHER SECURITIZATION" has the meaning set forth in Section 9.4(d)
hereof.

          "OTHER SPECIAL SERVICER" has the meaning set forth in Section 9.4(d)
hereof.

          "OWNERSHIP INTEREST" means, as to any Certificate, any ownership or security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                                      -50-

          "P&I ADVANCE" shall mean (other than with respect to a Serviced
Companion Mortgage Loan or a B Note) (i) with respect to any Mortgage Loan or
Specially Serviced Mortgage Loan as to which all or a portion of the Scheduled
Payment (other than a Balloon Payment) due during the related Collection Period was not received by the applicable Master Servicer as of the related
Determination Date (subject to Section 5.1(h)), the portion of such Scheduled
Payment not received; (ii) with respect to any Mortgage Loan that is a Balloon
Mortgage Loan (including any REO Property as to which the related Mortgage Loan provided for a Balloon Payment) as to which a Balloon Payment was due during or prior to the related Collection Period but was delinquent, in whole or in part, as of the related Determination Date, an amount equal to the excess, if any, of the Assumed Scheduled Payment for such Balloon Mortgage Loan for the related
Collection Period, over any Late Collections received in respect of such Balloon
Payment during such Collection Period; and (iii) with respect to each REO
Property, an amount equal to the excess, if any, of the Assumed Scheduled
Payment for the Mortgage Loan related to such REO Property during the related
Collection Period, over remittances of REO Income to the applicable Master
Servicer by the Special Servicer, reduced by any amounts required to be paid as taxes on such REO Income (including taxes imposed pursuant to Section 860G(c) of the Code); provided, however, that the interest portion of any Scheduled Payment or Assumed Scheduled Payment shall be advanced at a per annum rate equal to the sum of the REMIC I Net Mortgage Rate, relating to such Mortgage Loan or such REO
Mortgage Loan and the Trustee Fee Rate, such that the Scheduled Payment or
Assumed Scheduled Payment to be advanced as a P&I Advance shall be net of the
Master Servicing Fee and the Excess Servicing Fee; and provided, further, that the Scheduled Payment or Assumed Scheduled Payment for any Mortgage Loan which has been modified shall be calculated based on its terms as modified and provided, further, that the interest component of any P&I Advance with respect to a Mortgage Loan as to which there has been an Appraisal Reduction shall be an amount equal to the product of (i) the amount of interest required to be advanced without giving effect to this proviso and (ii) a fraction, the numerator of which is the Principal Balance of such Mortgage Loan as of the immediately preceding Determination Date less any Appraisal Reduction applicable to such Mortgage Loan (or, in the case of a Non-Serviced Mortgage Loan or a
Serviced Pari Passu Mortgage Loan, the portion of such Appraisal Reduction allocable (based upon their respective Principal Balances) to such Non-Serviced
Mortgage Loan or Serviced Pari Passu Mortgage Loan under the related
Intercreditor Agreement or the related Loan Pair Intercreditor Agreement, or in the case of an A/B Mortgage Loan, the portion of such Appraisal Reduction allocable to the A Note pursuant to the definition of an "Appraisal Reduction")
and the denominator of which is the Principal Balance of such Mortgage Loan as of such Determination Date. All P&I Advances for any Mortgage Loans that have been modified shall be calculated on the basis of their terms as modified.

          "P&I ADVANCE AMOUNT" means, with respect to any Mortgage Loan or any
REO Property, the amount of the P&I Advance for each Mortgage Loan computed for any Distribution Date.

          "P&I PARI PASSU LOANS" has the meaning set forth in Section 4.1A hereof.

          "PAR MASTER SERVICER" has the meaning set forth in the preamble hereto.

                                      -51-

          "PARI PASSU LOAN NONRECOVERABLE ADVANCE" means any "Nonrecoverable
Servicing Advance" (as defined in the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement) made with respect to any Non-Serviced Mortgage Loan pursuant to and in accordance with the related Non-Serviced Mortgage Loan
Pooling and Servicing Agreement; provided that if the applicable Non-Serviced
Mortgage Loan Master Servicer shall have made a "Servicing Advance" (as defined in the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement) in
the nature of an expenditure benefiting the related Mortgaged Property generally, the portion thereof attributable to any Non-Serviced Mortgage Loan shall be determined based on the outstanding balances of such Non-Serviced
Mortgage Loan and all the related pari passu loans secured by such Non-Serviced
Mortgage Loan Mortgage on a pari passu basis on the date such advance was made.

          "PARI PASSU LOAN SERVICING FEE RATE" means the "Master Servicing Fee
Rate" (as defined in the related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement) and any other servicing fee rate (other than those payable to the applicable Non-Serviced Mortgage Loan Special Servicer) applicable to any
Non-Serviced Mortgage Loan as set forth in the related Non-Serviced Mortgage
Loan Pooling and Servicing Agreement; provided, however, that the Pari Passu
Loan Servicing Fee Rate for purposes of any Non-Serviced Mortgage Loan set forth on Schedule XII as to which such fee is calculated on a 30/360 basis shall be
(a) the related "Master Servicing Fee Rate" set forth in the Non-Serviced
Mortgage Loan Pooling and Servicing Agreement, multiplied by (b) 30 divided by the actual number of days in the loan accrual period with respect to such loan.

          "PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "PASS-THROUGH RATE" or "PASS-THROUGH RATES" means with respect to any
Class of REMIC I Regular Interests, REMIC II Regular Interests or REMIC Regular
Certificates, other than the Class X, Class B, Class C, Class D, Class E, Class
F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class
P, Class Q and Class S Certificates, for the first Distribution Date, the rate set forth in the Preliminary Statement hereto. For any Distribution Date occurring thereafter (and with respect to the Class X, Class B, Class C, Class
E, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class
Q and Class S, for each Distribution Date), the Pass-Through Rates for (i) the
REMIC I Regular Interests shall equal the REMIC I Net Mortgage Rate on the related Mortgage Loan for such Distribution Date, (ii) the REMIC II Regular
Interests shall equal the Weighted Average REMIC I Net Mortgage Rate for such
Distribution Date, (iii) the Class A-1, Class A-1A, Class A-2A, Class A-2B,
Class A-AB, Class A-4A and Class A-4B Certificates, the fixed rate corresponding to such Class set forth in the Preliminary Statement hereto, (iv) the Class A-3
Certificates shall equal the lesser of (A) 5.392% per annum and (B) the Weighted
Average REMIC I Net Mortgage Rate for such Distribution Date, (v) the Class A-J
Certificates shall equal the lesser of (A) 5.073% per annum and (B) the Weighted
Average REMIC I Net Mortgage Rate for such Distribution Date, (vi) the Class B
Certificates shall equal the lesser of (A) 5.152% per annum and (B) the Weighted
Average REMIC I Net Mortgage Rate for such Distribution Date, (vii) the Class C
Certificates shall equal the lesser of (A) 5.172% per annum and (B) the Weighted
Average REMIC I Net Mortgage Rate for such Distribution Date, (viii) the Class D
Certificates shall equal the lesser of

                                      -52-

(A) 5.202% per annum and (B) the Weighted Average REMIC I Net Mortgage Rate for
such Distribution Date, (ix) the Class E Certificates shall equal the lesser of
(A) 5.231% per annum and (B) the Weighted Average REMIC I Net Mortgage Rate for
such Distribution Date, (x) the Class F Certificates shall equal the lesser of
(A) 5.271% per annum and (B) the Weighted Average REMIC I Net Mortgage Rate for
such Distribution Date, (xi) the Class G Certificates shall equal the lesser of
(A) 5.379% per annum and (B) the Weighted Average REMIC I Net Mortgage Rate for
such Distribution Date, (xii) the Class H, Class J and Class K Certificates
shall equal the Weighted Average REMIC I Net Mortgage Rate for such Distribution
Date, (xiii) the Class L, Class M, Class N, Class O, Class P, Class Q and Class
S Certificates shall equal the lesser of (A) 4.756% per annum and (B) the
Weighted Average REMIC I Net Mortgage Rate for such Distribution Date, (xiv) the
Class X-1 Certificates shall equal the per annum rate equal to the weighted average of the Class X-1 Strip Rates for the respective Class X-1 Components for such Distribution Date (weighted on the basis of the respective Component
Notional Amounts of such Components outstanding immediately prior to such
Distribution Date), and (xv) the Class X-2 Certificates shall equal the per annum rate equal to the weighted average of the Class X-2 Strip Rates for the respective Class X-2 Components for such Distribution Date (weighted on the basis of the respective Component Notional Amounts of such Components outstanding immediately prior to such Distribution Date). For purposes of calculating the interest to be paid to Certificateholders on any Distribution
Date in connection with the reimbursement of Realized Losses, the Pass-Through
Rate in respect of the Class A-2 Certificates shall be deemed to be the weighted average of the Pass-Through Rates of the Class A-2A Certificates and the Class
A-2B Certificates and in respect of the Class A-4 Certificates shall be deemed to be the weighted average of the Pass-Through Rates of the Class A-4A
Certificates and the Class A-4B Certificates, the relevant weighting to be on the basis of the respective Certificate Balances of such Classes of Certificates immediately prior to such Distribution Date.

          "PAYING AGENT" means Wells Fargo Bank, National Association and any successor or assign, as provided herein. The Luxembourg Paying Agent shall not be the Paying Agent and the duties of the Luxembourg Paying Agent shall be distinct from the duties of the Paying Agent.

          "PAYING AGENT FEE" means the portion of the Trustee Fee payable to the
Paying Agent in an amount agreed to between the Trustee and the Paying Agent

          "PERCENTAGE INTEREST" means with respect to each Class of Certificates other than the Class T Certificates and the Residual Certificates, the fraction of such Class evidenced by such Certificate, expressed as a percentage (carried to four decimal places and rounded, if necessary), the numerator of which is the
Certificate Balance or Notional Amount, as applicable, represented by such
Certificate determined as of the Closing Date (as stated on the face of such
Certificate) and the denominator of which is the Aggregate Certificate Balance or Notional Amount, as applicable, of all of the Certificates of such Class determined as of the Closing Date. With respect to each Residual Certificate and the Class T Certificate, the percentage interest in distributions (if any) to be made with respect to the relevant Class, as stated on the face of such
Certificate.

          "PERFORMING PARTY" has the meaning set forth in Section 8.26(b).

                                      -53-

          "PERMITTED TRANSFEREE" means any Transferee other than a Disqualified
Organization.

          "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "PHASE I ENVIRONMENTAL REPORT" means a report by an Independent Person who regularly conducts environmental site assessments in accordance with then current standards imposed by institutional commercial mortgage lenders and who has a reasonable amount of experience conducting such assessments.

          "PLACEMENT AGENT" means Morgan Stanley & Co. Incorporated or its respective successor in interest.

          "PLAN" has the meaning set forth in Section 3.3(d).

          "PLANNED PRINCIPAL BALANCE" means for any Distribution Date, the balance shown for such Distribution Date on Schedule XIII.

          "PLAN ASSET REGULATIONS" means the Department of Labor regulations set forth in 29 C.F.R. Section 2510.3-101.

          "PMCF" has the meaning set forth in the Preliminary Statement hereto.

          "PMCF LOANS" means, collectively, those Mortgage Loans sold to the
Depositor pursuant to the Mortgage Loan Purchase Agreement II and shown on
Schedule II hereto.

          "PRELIMINARY PROSPECTUS SUPPLEMENT" has the meaning set forth in the
Preliminary Statement hereto.

          "PREPAYMENT INTEREST EXCESS" means for any Distribution Date and the related Collection Period, during which a full or partial Principal Prepayment
(including payment of a Balloon Payment other than in connection with the foreclosure or liquidation of a Mortgage Loan) is made after the Due Date for such Mortgage Loan through and including the last day of the Collection Period, the amount of interest that accrues on the amount of such Principal Prepayment from such Due Date to the date such payment was made, plus (if made) any payment by the Mortgagor of interest that would have accrued to the next succeeding Due
Date (net of the Master Servicing Fee, the Excess Servicing Fees, the Special
Servicing Fee, the Trustee Fee and the servicing fee and trustee fee payable in connection with any Non-Serviced Mortgage Loan (in the case of any Non-Serviced
Mortgage Loan)), to the extent collected.

          "PREPAYMENT INTEREST SHORTFALL" means, with respect to any
Distribution Date, a shortfall in the collection of a full month's interest on any Mortgage Loan, by reason of a full or partial Principal Prepayment
(including payment of a Balloon Payment other than in connection with the foreclosure or liquidation of a Mortgage Loan) made during any Collection Period prior to the Due Date for such Mortgage Loan in such Collection Period
(including any shortfall resulting from such a payment during the grace period relating to such Due Date). The amount

                                      -54-

of any Prepayment Interest Shortfall shall equal the excess of (A) the aggregate amount of interest which would have accrued on the Scheduled Principal Balance of such Mortgage Loan if the Mortgage Loan had paid on its Due Date and such
Principal Prepayment or Balloon Payment had not been made (net of the Master
Servicing Fee, the Excess Servicing Fees, the Special Servicing Fee, the Trustee
Fee and the servicing fee payable in connection with any Non-Serviced Mortgage
Loan (in the case of any Non-Serviced Mortgage Loan)) over (B) the aggregate interest that did so accrue through the date such payment was made (net of such fees).

          "PREPAYMENT PREMIUM" means, with respect to any Mortgage Loan,
Serviced Companion Mortgage Loan or B Note for any Distribution Date, the
prepayment premiums, yield maintenance charges or percentage premiums, if any, received during the related Collection Period in connection with Principal
Prepayments on such Mortgage Loan, Serviced Companion Mortgage Loan or B Note.

          "PRIMARY COLLATERAL" means the portion of the Mortgaged Property securing the Repurchased Loan or Crossed Mortgage Loan, as applicable, that is encumbered by a first mortgage lien.

          "PRINCIPAL BALANCE" means, with respect to any Mortgage Loan, Serviced
Companion Mortgage Loan, B Note or REO Mortgage Loan, for purposes of performing calculations with respect to any Distribution Date, the principal balance of such Mortgage Loan, Serviced Companion Mortgage Loan, B Note or the related REO
Mortgage Loan outstanding as of the Cut-Off Date after taking into account all principal and interest payments made or due on or prior to the Cut-Off Date
(assuming, for any Mortgage Loan, Serviced Companion Mortgage Loan or B Note
with a Due Date in August 2005 that is not August 1, 2005, that principal and interest payments for such month were paid on August 1, 2005), reduced (to not less than zero) by (i) any payments or other collections of amounts allocable to principal with respect to such Mortgage Loan, Serviced Companion Mortgage Loan,
B Note or any related REO Mortgage Loan that have been collected or received during any preceding Collection Period, other than any Scheduled Payments due in any subsequent Collection Period, and (ii) any Realized Principal Loss incurred in respect of such Mortgage Loan or related REO Mortgage Loan during any related
Collection Period.

          "PRINCIPAL BALANCE CERTIFICATES" means, collectively, the Class A-1,
Class A-1A, Class A-2A, Class A-2B, Class A-AB, Class A-3, Class A-4A, Class
A-4B, Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H,
Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q and Class
S Certificates.

          "PRINCIPAL DISTRIBUTION AMOUNT" means, on any Distribution Date, the amount equal to the excess, if any, of

          (I) the sum of:

          (A) the aggregate (without duplication) of the following:

          (i) the principal portion of all Scheduled Payments (other than the principal portion of Balloon Payments) and any Assumed Scheduled Payments, in
each case, to the extent received or advanced, as the case may be, in respect of the Mortgage Loans and any REO

                                      -55-

Mortgage Loans (but not in respect of any Serviced Companion Mortgage Loan or B
Note or its successor REO Mortgage Loan) for their respective Due Dates occurring during the related Collection Period; and

          (ii) all payments (including Principal Prepayments and the principal portion of Balloon Payments but not in respect of any Serviced Companion
Mortgage Loan or B Note or its respective successor REO Mortgage Loan) and any other collections (including Liquidation Proceeds (other than the portion thereof, if any, constituting Excess Liquidation Proceeds), Condemnation
Proceeds, Insurance Proceeds, Purchase Proceeds and REO Income) received on or in respect of the Mortgage Loans during the related Collection Period and that were identified and applied by the applicable Master Servicer as recoveries of principal thereof in accordance with this Agreement;

          (B) the aggregate amount of any collections received on or in respect of the Mortgage Loans during the related Collection Period that, in each case, represents a delinquent amount as to which an Advance had been made, which
Advance (or interest thereon) was previously reimbursed during the Collection
Period for a prior Distribution Date as part of a Workout-Delayed Reimbursement
Amount for which a deduction was made under clause (II)(A) below with respect to such Distribution Date (with respect to each such Mortgage Loan, allocated first to the Loan Group Principal Distribution Amount related to the Loan Group that does not include such Mortgage Loan, and then to the Loan Group Principal
Distribution Amount related to the Loan Group that includes such Mortgage Loan);
and

          (C) the aggregate amount of any collections received on or in respect of the Mortgage Loans during the related Collection Period that, in each case, represents a recovery of an amount previously determined (in a Collection Period for a prior Distribution Date) to have been a Nonrecoverable Advance (or interest thereon) and for which a deduction was made under clause (II)(B) below with respect to a prior Distribution Date (with respect to each such Mortgage
Loan, allocated first to the Loan Group Principal Distribution Amount related to the Loan Group that does not include such Mortgage Loan, and then to the Loan
Group Principal Distribution Amount related to the Loan Group that includes such
Mortgage Loan); over

          (II) the sum of (with respect to each such Mortgage Loan, allocated first to the Loan Group Principal Distribution Amount applicable to such
Mortgage Loan, and then to the other Loan Group Principal Distribution Amount):

          (A) the aggregate amount of Workout-Delayed Reimbursement Amounts (and
Advance Interest thereon) that was reimbursed or paid during the related
Collection Period to one or more of the applicable Master Servicer, the Special
Servicer, the Trustee and the Fiscal Agent from amounts in the applicable
Collection Account allocable to principal received or advanced with respect to the Mortgage Loans pursuant to subsection (iii) of Section 5.2(a)(II); and

          (B) the aggregate amount of Nonrecoverable Advances (and Advance
Interest thereon) that was reimbursed or paid during the related Collection
Period to one or more of the applicable Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent during the

                                      -56-

related Collection Period from amounts in the Collection Account allocable to principal received or advanced with respect to the Mortgage Loans pursuant to subsection (iv) of Section 5.2(a)(II).

          "PRINCIPAL PREPAYMENT" means any voluntary or involuntary payment or collection of principal on a Mortgage Loan, a Serviced Companion Mortgage Loan
or a B Note which is received or recovered in advance of its scheduled Due Date and applied to reduce the Principal Balance of the Mortgage Loan, Serviced
Companion Mortgage Loan or B Note in advance of its scheduled Due Date, including, without limitation, all proceeds, to the extent allocable to principal, received from the payment of cash in connection with a substitution shortfall pursuant to Section 2.3; provided, that the pledge by a Mortgagor of
Defeasance Collateral with respect to a Defeasance Loan shall not be deemed to be a Principal Prepayment.

          "PRIVATE PLACEMENT MEMORANDUM" means the Private Placement Memorandum dated July 29, 2005, pursuant to which the Class X-1, Class G, Class H, Class J,
Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S and Class
T Certificates will be offered for sale.

          "PROSPECTUS" has the meaning set forth in the Preliminary Statement hereto.

          "PURCHASE PRICE" means, with respect to the purchase by a Seller or liquidation by the Special Servicer of (i) a Mortgage Loan or an REO Mortgage
Loan pursuant to Article II of this Agreement, (ii) an REO Mortgage Loan pursuant to Section 9.15 or (iii) a Mortgage Loan pursuant to Section 9.36 under the circumstances described therein, a price equal to the sum (without duplication) of (A) 100% of the unpaid Principal Balance of such Mortgage Loan
(or deemed Principal Balance, in the case of an REO Mortgage Loan), plus (B)
accrued but unpaid interest thereon calculated at the Mortgage Rate to, but not including, the Due Date in the Collection Period in which such purchase or liquidation occurs, plus (C) the amount of any expenses related to such Mortgage
Loan and any related Serviced Companion Mortgage Loan, B Note or REO Property
(including any Servicing Advances and Advance Interest thereon (which have not been paid by the Mortgagor or out of Late Fees or default interest paid by the related Mortgagor on the related Mortgage Loan and any related Serviced
Companion Mortgage Loan or B Note) related to such Mortgage Loan and any related
Serviced Companion Mortgage Loan or B Note, the amount of any Servicing Advances
(and Advance Interest thereon) that were reimbursed from principal collections on the Mortgage Pool pursuant to Section 5.2(a)(II)(iii) and not subsequently recovered from the related Mortgagor, and all Special Servicing Fees and
Liquidation Fees paid with respect to the Mortgage Loan and any related Serviced
Companion Mortgage Loan or B Note) that are reimbursable or payable to the applicable Master Servicer, the Special Servicer, the Paying Agent, the Trustee,
the Fiscal Agent, any Non-Serviced Mortgage Loan Master Servicer or any
Non-Serviced Mortgage Loan Special Servicer, plus (D) if such Mortgage Loan or
REO Mortgage Loan is being repurchased or substituted for by a Seller pursuant to the related Mortgage Loan Purchase Agreement, all expenses reasonably incurred or to be incurred by the applicable Master Servicer, the Special
Servicer, the Depositor, the Paying Agent, or the Trustee in respect of the
Material Breach or Material Document Defect giving rise to the repurchase or substitution obligation (and that are not otherwise included in (C) above).

          "PURCHASE PROCEEDS" means any cash amounts received by the applicable
Master Servicer in connection with: (i) the repurchase of a Mortgage Loan or an
REO Mortgage Loan by

                                      -57-

a Seller pursuant to Section 2.3 or (ii) the purchase of the Mortgage Loans and
REO Properties by the Depositor, such Master Servicer, the Special Servicer or the holders of the Class R-I Certificates pursuant to Section 10.1(b).

          "QUALIFIED BIDDER" means (A) as used in section 8.29(c), a Person qualified to act as successor Master Servicer hereunder pursuant to Section
8.22(b) (including the requirement set forth in Section 8.22(b) that Rating
Agency Confirmation shall have been obtained from each Rating Agency with respect to such Person) and (B) as used in Section 9.31(c), any Person qualified to act as successor Special Servicer hereunder pursuant to Section 9.21(b)
(including the requirement set forth in Section 9.21(b) that Rating Agency
Confirmation shall have been obtained form each Rating Agency with respect to such Person).

          "QUALIFIED INSTITUTIONAL BUYER" means a qualified institutional buyer qualifying pursuant to Rule 144A.

          "QUALIFIED INSURER" means, (i) with respect to any Mortgage Loan,
Serviced Companion Mortgage Loan or B Note, an insurance company duly qualified as such under the laws of the state in which the related Mortgaged Property is located, duly authorized and licensed in such state to transact the applicable insurance business and to write the insurance, but in no event rated lower than
"A" by Fitch if rated by Fitch or if not rated by Fitch, then Fitch has issued a
Rating Agency Confirmation and "A" by S&P if rated by S&P or if not rated by
S&P, then S&P has issued a Rating Agency Confirmation, and (ii) with respect to the Servicer Errors and Omissions Insurance Policy or Servicer Fidelity Bond an
insurance company that has a claim paying ability no lower than "A" by Fitch if rated by Fitch or if not rated by Fitch, then as to which Fitch has issued a
Rating Agency Confirmation, "A" by S&P if rated by S&P or if not rated by S&P, then S&P has issued a Rating Agency Confirmation and "A(low)" by DBRS, or if not
rated by DBRS, then either an equivalent rating (such as those listed above for
Fitch and S&P) by at least two nationally recognized statistical rating organizations or DBRS has issued a Rating Agency Confirmation, or (iii) in either case, a company not satisfying clause (i) or (ii) but with respect to which a Rating Agency Confirmation is obtained. "Qualified Insurer" shall also mean any entity that satisfies all of the criteria, other than the ratings criteria, set forth in one of the foregoing clauses and whose obligations under the related insurance policy are guaranteed or backed by an entity that satisfies the ratings criteria set forth in such clause (construed as if such entity were an insurance company referred to therein).

          "QUALIFYING SUBSTITUTE MORTGAGE LOAN" means, in the case of a Mortgage
Loan substituted for a Deleted Mortgage Loan, a Mortgage Loan which, on the date of substitution, (i) has an outstanding principal balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of the Principal Balance of the Deleted Mortgage Loan; provided, however, that, to the extent that the principal balance of such Mortgage Loan is less than the Principal Balance of the Deleted Mortgage Loan, then such differential in principal amount, together with interest thereon at the Mortgage
Rate on the related Mortgage Loan from the date as to which interest was last paid through the last day of the month in which such substitution occurs, shall be paid by the party effecting such substitution to the applicable Master
Servicer for deposit into a Certificate Account, and shall be treated as a
Principal Prepayment hereunder (other than for purposes of calculating
Compensating Interest); (ii) is accruing interest at a rate of interest at least equal to that of the Deleted Mortgage Loan;

                                      -58-

(iii) has a remaining term to stated maturity not greater than, and not more than two years less than, that of the Deleted Mortgage Loan; (iv) has an original Loan-to-Value Ratio not higher than that of the Deleted Mortgage Loan and a current Loan-to-Value Ratio (equal to the outstanding principal balance on the date of substitution divided by its current Appraised Value) not higher than the current Loan-to-Value Ratio of the Deleted Mortgage Loan and has a current
Debt Service Coverage Ratio equal to or greater than the current Debt Service
Coverage Ratio of the Deleted Mortgage Loan; (v) will comply with all of the representations and warranties relating to Mortgage Loans set forth herein, as of the date of substitution; (vi) has a Phase I Environmental Report relating to the related Mortgaged Property in its Mortgage Files and such Phase I
Environmental Report does not, in the good faith reasonable judgment of the
Special Servicer, consistent with the Servicing Standard, raise material issues that have not been adequately addressed; (vii) has an engineering report relating to the related Mortgaged Property in its Mortgage Files and such engineering report does not, in the good faith reasonable judgment of the
Special Servicer, consistent with the Servicing Standard raise material issues that have not been adequately addressed; and (viii) as to which the Trustee and the Paying Agent have received an Opinion of Counsel, at the related Seller's expense, that such Mortgage Loan is a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code; provided that no Mortgage Loan may have a Maturity Date after the date three years prior to the Rated Final
Distribution Date, and provided, further, that no such Mortgage Loan shall be substituted for a Deleted Mortgage Loan unless Rating Agency Confirmation is obtained, and provided, further that no such Mortgage Loan shall be substituted for a Deleted Mortgage Loan unless the Operating Adviser shall have approved of such substitution (provided, however, that such approval of the Operating
Adviser may not be unreasonably withheld). In the event that either one mortgage loan is substituted for more than one Deleted Mortgage Loan or more than one mortgage loan is substituted for one or more Deleted Mortgage Loans, then (A)
the Principal Balance referred to in clause (i) above shall be determined on the basis of aggregate Principal Balances and (B) the rates referred to in clause
(ii) above and the remaining term to stated maturity referred to in clause (iii)
above shall be determined on a weighted average basis (provided, that the REMIC
I Net Mortgage Rate for any Qualifying Substitute Mortgage Loan may not be less than the highest Pass-Through Rate of any outstanding Class of Certificates that is not subject to a cap based on the Weighted Average REMIC I Net Mortgage
Rate). Whenever a Qualifying Substitute Mortgage Loan is substituted for a
Deleted Mortgage Loan pursuant to this Agreement, the party effecting such substitution shall certify that such Mortgage Loan meets all of the requirements of this definition and shall send such certification to the Paying Agent, which shall deliver a copy of such certification to the Special Servicer, the Trustee and the Operating Adviser promptly, and in any event within five Business Days following the Paying Agent's receipt of such certification.

          "RATED FINAL DISTRIBUTION DATE" means with respect to each rated Class of Certificates, the Distribution Date in August 2042.

          "RATING AGENCIES" means DBRS, Fitch and S&P.

          "RATING AGENCY CONFIRMATION" means, with respect to any matter, confirmation in writing by each Rating Agency (or such Rating Agency as is specified herein) that a proposed action, failure to act, or other event specified herein will not in and of itself result in the withdrawal, downgrade, or qualification, as applicable, of the then-current rating assigned by

                                      -59-

such Rating Agency to any Class of Certificates then rated by such Rating
Agency, provided that with respect to any matter affecting any Serviced
Companion Mortgage Loan, such confirmation shall also refer to the nationally recognized statistical rating organizations then rating the securities representing an interest in such loan and such rating organizations' respective ratings of such securities.

          "REALIZED INTEREST LOSS" means, with respect to each Mortgage Loan,
(i) in the case of a Liquidation Realized Loss, the portion of any Liquidation
Realized Loss that exceeds the Realized Principal Loss on the related Mortgage
Loan, (ii) in the case of a Bankruptcy Loss, the portion of such Realized Loss attributable to accrued interest on the related Mortgage Loan, (iii) in the case of an Expense Loss, an Expense Loss resulting in any period from the payment of the Special Servicing Fee and any Expense Losses treated as Realized Interest
Losses pursuant to clause (iv) of the definition of "Realized Principal Loss" or
(iv) in the case of a Modification Loss, a Modification Loss described in clause
(iii) of the definition thereof.

          "REALIZED LOSS" means a Liquidation Realized Loss, a Modification
Loss, a Bankruptcy Loss or an Expense Loss with respect to a Mortgage Loan.

          "REALIZED PRINCIPAL LOSS" means, with respect to each Mortgage Loan,
(i) in the case of a Liquidation Realized Loss, the amount of such Realized
Loss, to the extent that it does not exceed the Principal Balance (plus the amount of any Unliquidated Advance with respect to such Mortgage Loan) of the
Mortgage Loan (or deemed Principal Balance, in the case of REO Property), (ii)
in the case of a Modification Loss, the amount of such Modification Loss described in clause (i) of the definition thereof, (iii) in the case of a
Bankruptcy Loss, the portion of such Realized Loss attributable to the reduction in the Principal Balance of the related Mortgage Loan, (iv) in the case of an
Expense Loss, any such Expense Loss (other than Expense Losses resulting from the payment of Special Servicing Fees) to the extent that such Expense Losses do not exceed amounts collected in respect of the Mortgage Loans that were identified as allocable to principal in the Collection Period in which such
Expense Losses were incurred, and any such excess shall be treated as a Realized
Interest Loss and (v) any Unliquidated Advance that is determined by the applicable Master Servicer or the Special Servicer to be a Nonrecoverable
Advance.

          "RECORD DATE" means, for each Distribution Date and each Class of
Certificates, the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

          "RECOVERIES" means, as of any Distribution Date, any amounts recovered with respect to a Mortgage Loan, a Serviced Companion Mortgage Loan, a B Note or
REO Property following the period in which a Final Recovery Determination occurs plus other amounts defined as "Recoveries" herein.

          "REGULATION S" means Regulation S under the 1933 Act.

          "REGULATION S CERTIFICATE" means a written certification substantially in the form set forth in Exhibit F hereto certifying that a beneficial owner of an interest in a Regulation S Temporary Global Certificate is not a U.S. Person
(as defined in Regulation S).

                                      -60-

          "REGULATION S GLOBAL CERTIFICATES" means the Regulation S Permanent
Global Certificates together with the Regulation S Temporary Global
Certificates.

          "REGULATION S PERMANENT GLOBAL CERTIFICATE" means any single permanent global Certificate, in definitive, fully registered form without interest coupons received in exchange for a Regulation S Temporary Global Certificate.

          "REGULATION S TEMPORARY GLOBAL CERTIFICATE" means, with respect to any
Class of Certificates offered and sold outside of the United States in reliance on Regulation S, a single temporary global Certificate, in definitive, fully registered form without interest coupons.

          "REHABILITATED MORTGAGE LOAN" means any Specially Serviced Mortgage
Loan with respect to which (i) three consecutive Scheduled Payments have been made (in the case of any such Mortgage Loan, Serviced Companion Mortgage Loan or
B Note that was modified, based on the modified terms), or a complete defeasance shall have occurred, (ii) no other Servicing Transfer Event has occurred and is continuing (or with respect to determining whether a Required Appraisal Loan is a Rehabilitated Mortgage Loan for applying Appraisal Reductions, no other
Appraisal Event has occurred and is continuing) and (iii) the Trust has been reimbursed for all costs incurred as a result of the occurrence of a Servicing
Transfer Event, such amounts constitute a Workout-Delayed Reimbursement Amount, or such amounts have been forgiven. An A Note shall not constitute a
Rehabilitated Mortgage Loan unless its related B Note would constitute a
Rehabilitated Mortgage Loan. A B Note shall not constitute a Rehabilitated
Mortgage Loan unless its related A Note also would constitute a Rehabilitated
Mortgage Loan. A Serviced Pari Passu Mortgage Loan shall not constitute a
Rehabilitated Mortgage Loan unless its related Serviced Companion Mortgage Loan would constitute a Rehabilitated Mortgage Loan. A Serviced Companion Mortgage
Loan shall not constitute a Rehabilitated Mortgage Loan unless its related
Serviced Pari Passu Mortgage Loan also would constitute a Rehabilitated Mortgage
Loan.

          "RELEASE DATE" means the date 40 days after the later of (i) the commencement of the offering of the Certificates and (ii) the Closing Date.

          "REMAINING CERTIFICATEHOLDER" means any Holder (or Holders if they act in unanimity) holding 100% of the then outstanding Class K, Class L, Class M,
Class N, Class O, Class P, Class Q, Class S and Class X Certificates or an
assignment of the voting rights thereof; provided, however, that the Certificate
Balances of the Class A Senior, Class A-J, Class B, Class C, Class D, Class E,
Class F, Class G, Class H and Class J Certificates have been reduced to zero.

          "REMIC" means a real estate mortgage investment conduit within the meaning of Section 860D of the Code.

          "REMIC I" means the segregated pool of assets consisting of the
Mortgage Loans (other than any Excess Interest payable thereon), such amounts with respect thereto as shall from time to time be held in a Certificate
Account, the Reserve Account, the Distribution Account (other than the portion thereof constituting the Excess Interest Sub-account) and the Interest Reserve
Account, the Insurance Policies other than the interests of the holder of any

                                      -61-

Serviced Companion Mortgage Loan or B Note therein) and any REO Properties or beneficial interests therein (other than the interests of the holder of any
Serviced Companion Mortgage Loan or B Note therein) for which a REMIC election shall be made pursuant to Section 12.1(a) hereof. Excess Interest on the
Mortgage Loans and the Excess Interest Sub-account shall constitute assets of the Trust but shall not be a part of any REMIC Pool. The Non-Serviced Companion
Mortgage Loans and any amounts payable thereon shall not constitute assets of the Trust or any REMIC Pool formed hereunder. No B Note or any amounts payable thereon shall constitute an asset of the Trust or any REMIC Pool formed hereunder. No Serviced Companion Mortgage Loan or any amounts payable thereon shall constitute an asset of the Trust or any REMIC Pool formed hereunder.

          "REMIC I INTERESTS" means, collectively, the REMIC I Regular Interests and the Class R-I Certificates.

          "REMIC I NET MORTGAGE RATE" means, with respect to any Distribution
Date, as to any REMIC I Regular Interest, a rate per annum equal to (a) with respect to any Mortgage Loan that accrues interest on the basis of a 360-day year consisting of twelve (12) 30-day months ("30/360 basis"), (i) the Mortgage
Rate thereof (without taking into account any increase therein after the
Anticipated Repayment Date in respect of an ARD Loan or any default interest rate) as of the Cut-Off Date and without regard to any modification, waiver or amendment of the terms thereof following the Cut-Off Date, minus (ii) the
Administrative Cost Rate, and (b) with respect to any Mortgage Loan that accrues interest on a basis other than a 30/360 basis, the annualized rate that, when applied to the Principal Balance of the related Mortgage Loan (on the day prior to the Due Date preceding such Distribution Date) on a 30/360 basis for the related loan accrual period, yields the amount of net interest that would have accrued during the related loan accrual period assuming a net interest rate equal to the rate described in clause (a) above, and assuming an interest accrual basis that is the same as the actual interest accrual basis of such
Mortgage Loan, provided that for purposes of this clause (b), (i) the REMIC I
Net Mortgage Rate for the loan accrual period relating to the Due Dates in both
January and February in any year that is not a leap year and in February in any year that is a leap year, shall be determined net of any amounts transferred to the Interest Reserve Account and (ii) the REMIC I Net Mortgage Rate for the loan accrual period relating to the Due Date in March (commencing in 2006) shall be determined taking into account the addition of any amounts withdrawn from the
Interest Reserve Account.

          "REMIC I REGULAR INTERESTS" means, collectively, the uncertificated interests designated as "regular interests" in REMIC I, which shall consist of, with respect to each Mortgage Loan, an interest having an initial Certificate
Balance equal to the Cut-Off Date Scheduled Principal Balance of such Mortgage
Loan, and which has a Pass-Through Rate equal to the REMIC I Net Mortgage Rate of such Mortgage Loan.

          "REMIC II" means the segregated pool of assets consisting of the REMIC
I Regular Interests and related amounts in the Distribution Account for which a
REMIC election shall be made pursuant to Section 12.1(a) hereof.

          "REMIC II INTERESTS" means, collectively, the REMIC II Regular
Interests and the Class R-II Certificates.

                                      -62-

          "REMIC II REGULAR INTEREST A-1-1" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $121,200,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-1-2" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $106,156,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-1-3" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $1,498,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-1A-1" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $318,834,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-1A-2" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $317,474,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-1A-3" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $304,236,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-1A-4" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $290,440,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-1A-5" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $277,376,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-1A-6" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $164,140,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-1A-7" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial

                                      -63-

Certificate Balance equal to $156,293,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-1A-8" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $148,905,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-1A-9" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $141,910,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-2A-1" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $294,875,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-2A-2" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $188,836,,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-2A-3" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $87,103,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-2B" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a Certificate Balance equal to the Aggregate Certificate Balance of the Class A-2B Certificates, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-AB" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a Certificate Balance equal to the Aggregate Certificate Balance of the Class A-AB Certificates, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-3" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a Certificate Balance equal to the Aggregate Certificate Balance of the Class A-3 Certificates, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-4A-1" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $1,060,595,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage
Rate.

                                      -64-

          "REMIC II REGULAR INTEREST A-4A-2" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $1,031,791,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage
Rate.

          "REMIC II REGULAR INTEREST A-4A-3" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $952,944,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-4A-4" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $845,317,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-4A-5" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $772,866,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-4B" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a Certificate Balance equal to the Aggregate Certificate Balance of the Class A-4B Certificates, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST A-J" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a Certificate Balance equal to the Aggregate Certificate Balance of the Class A-J Certificates, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST B" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a Certificate Balance equal to the Aggregate Certificate Balance of the Class B Certificates, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST C" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a Certificate Balance equal to the Aggregate Certificate Balance of the Class C Certificates, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST D-1" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $27,541,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST D-2" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate

                                      -65-

Balance equal to $13,330,000, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST E-1" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $24,098,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST E-2" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $15,904,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST F-1" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $27,541,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST F-2" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $24,919,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST G" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a Certificate Balance equal to the Aggregate Certificate Balance of the Class G Certificates, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST H-1" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $34,426,000 and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST H-2" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $5,871,000 and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST J-1" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $30,983,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST J-2" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $17,951,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

                                      -66-

          "REMIC II REGULAR INTEREST K-1" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $41,311,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST K-2" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having an initial Certificate Balance equal to $37,436,000, and which has a Pass-Through Rate equal to the Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST L" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a Certificate Balance equal to the Aggregate Certificate Balance of the Class L Certificates, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST M" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a Certificate Balance equal to the Aggregate Certificate Balance of the Class M Certificates, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST N" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a Certificate Balance equal to the Aggregate Certificate Balance of the Class N Certificates, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST O" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a Certificate Balance equal to the Aggregate Certificate Balance of the Class O Certificates, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST P" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a Certificate Balance equal to the Aggregate Certificate Balance of the Class P Certificates, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST Q" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a Certificate Balance equal to the Aggregate Certificate Balance of the Class Q Certificates, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTEREST S" means the uncertificated interest designated as a "regular interest" in REMIC II, which shall consist of an interest having a Certificate Balance equal to the Aggregate Certificate Balance of the Class S Certificates, and which has a Pass-Through Rate equal to the
Weighted Average REMIC I Net Mortgage Rate.

          "REMIC II REGULAR INTERESTS" means, collectively, the REMIC II Regular
Interest A-1-1, REMIC II Regular Interest A-1-2, REMIC II Regular Interest
A-1-3, REMIC II Regular Interest A-1A-1, REMIC II Regular Interest A-1A-2, REMIC
II Regular Interest A-1A-

                                      -67-

3, REMIC II Regular Interest A-1A-4, REMIC II Regular Interest A-1A-5, REMIC II
Regular Interest A-1A-6, REMIC II Regular Interest A-1A-7, REMIC II Regular
Interest A-1A-8, REMIC II Regular Interest A-1A-9, REMIC II Regular Interest
A-2A-1, REMIC II Regular Interest A-2A-2, REMIC II Regular Interest A-2A-3,
REMIC II Regular Interest A-2B, REMIC II Regular Interest A-2C, REMIC II Regular
Interest A-AB, REMIC II Regular Interest A-3, REMIC II Regular Interest A-4A-1,
REMIC II Regular Interest A-4A-2, REMIC II Regular Interest A-4A-3, REMIC II
Regular Interest A-4A-4, REMIC II Regular Interest A-4A-5, REMIC II Regular
Interest A-4B, REMIC II Regular Interest A-J, REMIC II Regular Interest B, REMIC
II Regular Interest C, REMIC II Regular Interest D-1, REMIC II Regular Interest
D-2, REMIC II Regular Interest E-1, REMIC II Regular Interest E-2, REMIC II
Regular Interest F-1, REMIC II Regular Interest F-2, REMIC II Regular Interest
G, REMIC II Regular Interest H-1, REMIC II Regular Interest H-2, REMIC II
Regular Interest J-1, REMIC II Regular Interest J-2, REMIC II Regular Interest
K-1, REMIC II Regular Interest K-2, REMIC II Regular Interest L, REMIC II
Regular Interest M, REMIC II Regular Interest N, REMIC II Regular Interest O,
REMIC II Regular Interest P, REMIC II Regular Interest Q and REMIC II Regular
Interest S.

          "REMIC III" means the segregated pool of assets consisting of the
REMIC II Regular Interests and related amounts in the Distribution Account for which a REMIC election shall be made pursuant to Section 12.1(a) hereof.

          "REMIC III CERTIFICATES" has the meaning set forth in the final paragraph of the Preliminary Statement hereto.

          "REMIC III REGULAR INTERESTS" means, collectively, the Class A-1
Certificates, Class A-1A Certificates, Class A-2A Certificates, Class A-2B
Certificates, Class A-AB Certificates, Class A-3 Certificates, Class A-4A
Certificates, Class A-4B Certificates, Class A-J Certificates, Class X-1
Certificates, Class X-2 Certificates, Class B Certificates, Class C
Certificates, Class D Certificates, Class E Certificates, Class F Certificates,
Class G Certificates, Class H Certificates, Class J Certificates, Class K
Certificates, Class L Certificates, Class M Certificates, Class N Certificates,
Class O Certificates, Class P Certificates, Class Q Certificates and Class S
Certificates.

          "REMIC POOL" means each of REMIC I, REMIC II and REMIC III and the three segregated pools of assets designated as a REMIC pursuant to Section
12.1(a) hereof.

          "REMIC PROVISIONS" means the provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections
860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and final, temporary and proposed regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time and taking account, as appropriate, of any proposed legislation or regulations which, as proposed, would have an effective date prior to enactment or promulgation thereof.

          "REMIC REGULAR CERTIFICATES" means, collectively, the Class A Senior,
Class A-J, Class X-1, Class X-2, Class B, Class C, Class D, Class E, Class F,
Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P,
Class Q and Class S Certificates.

                                      -68-

          "RENT LOSS POLICY" or "RENT LOSS INSURANCE" means a policy of insurance generally insuring against loss of income or rent resulting from hazards or acts of God.

          "RENTS FROM REAL PROPERTY" means, with respect to any REO Property, income of the character described in Section 856(d) of the Code.

          "REO ACCOUNT" shall have the meaning set forth in Section 9.14(a)
hereof.

          "REO DISPOSITION" means the receipt by the applicable Master Servicer or the Special Servicer of Liquidation Proceeds and other payments and recoveries (including proceeds of a final sale) from the sale or other disposition of REO Property.

          "REO INCOME" means, with respect to any REO Property that had not been security for an A/B Mortgage Loan or Loan Pair for any Collection Period, all
income received in connection with such REO Property during such period less any operating expenses, utilities, real estate taxes, management fees, insurance premiums, expenses for maintenance and repairs and any other capital expenses directly related to such REO Property paid during such period or, with respect to an REO Property that had been security for an A/B Mortgage Loan or Loan Pair, the portion of the amounts described above received with respect to such REO
Property and allocable to the related A Note or Serviced Pari Passu Mortgage
Loan, as applicable, pursuant to the related Intercreditor Agreement or Loan
Pair Intercreditor Agreement, as applicable. With respect to any Non-Serviced
Mortgage Loan (if the applicable Non-Serviced Mortgage Loan Special Servicer has foreclosed upon the Mortgaged Property secured by such Non-Serviced Mortgage
Loan Mortgage), the REO Income shall comprise only such portion of the foregoing that is allocable to the holder of such Non-Serviced Mortgage Loan, and with respect to the Mortgaged Property securing any Loan Pair or A/B Mortgage Loan, only the portion of such amounts allocable to the holder of the related Serviced
Pari Passu Mortgage or the related A Note, as applicable, shall be included in
REO Income.

          "REO MORTGAGE LOAN" means a Mortgage Loan, a Serviced Companion
Mortgage Loan or a B Note as to which the related Mortgaged Property is an REO
Property.

          "REO PROPERTY" means a Mortgaged Property (or an interest therein, if the Mortgaged Property securing any Loan Pair or the Mortgaged Property securing an A/B Mortgage Loan has been acquired by the Trust) acquired by the Trust through foreclosure, deed-in-lieu of foreclosure, abandonment or reclamation from bankruptcy in connection with a Defaulted Mortgage Loan or otherwise treated as foreclosure property under the REMIC Provisions.

          "REPORT DATE" means the second Business Day before the related
Distribution Date.

          "REPURCHASED LOAN" has the meaning set forth in Section 2.3(a).

          "REQUEST FOR RELEASE" means a request for release of certain documents relating to the Mortgage Loans, a form of which is attached hereto as Exhibit C.

                                      -69-

          "REQUIRED APPRAISAL LOAN" means any Mortgage Loan, Loan Pair or B Note as to which an Appraisal Event has occurred. In the case of an A/B Mortgage
Loan, upon the occurrence of an Appraisal Event in respect of either the related
A Note or B Note, the A/B Mortgage Loan shall be deemed to be a single Required
Appraisal Loan. A Mortgage Loan, Loan Pair or B Note will cease to be a Required
Appraisal Loan at such time as it is a Rehabilitated Mortgage Loan.

          "RESERVE ACCOUNT" shall mean the Reserve Account maintained by the
Paying Agent in accordance with the provisions of Section 5.3, which shall be an
Eligible Account.

          "RESIDUAL CERTIFICATES" means, with respect to REMIC I, the Class R-I
Certificates, with respect to REMIC II, the Class R-II Certificates and with respect to REMIC III, the Class R-III Certificates.

          "RESPONSIBLE OFFICER" means, when used with respect to the initial
Trustee or the Fiscal Agent, any officer assigned to the Global Securities and
Trust Services Group, or with respect to the Paying Agent, any officer assigned to the Corporate Trust Services Group, each with specific responsibilities for the matters contemplated by this Agreement and when used with respect to any successor Trustee, Fiscal Agent or Paying Agent, any Vice President, Assistant
Vice President, corporate trust officer or any assistant corporate trust officer or persons performing similar roles on behalf of the Trustee, Fiscal Agent or
Paying Agent.

          "RESTRICTED SERVICER REPORTS" means the following reports in CMSA format (as in effect on the date hereof or as such formats may be changed from time to time by the CMSA, provided that such change need not be implemented prior to the date that is three (3) months following the adoption of such change by the CMSA) prepared by the Servicer Report Administrator (combining reports prepared by each Master Servicer and the Special Servicer (as set forth in
Section 9.32 of this Agreement with respect to Specially Serviced Mortgage Loans and REO Properties)): (i) a Comparative Financial Status Report; (ii) without duplication with Section 8.14, an NOI Adjustment Worksheet; (iii) without duplication with Section 8.14, a CMSA Operating Statement Analysis Report, (iv)
subject to Section 8.11(h), a CMSA Watch List, (v) a Property File, (vi) without duplication with Section 8.14, a Financial File, (vii) a CMSA Special Servicer
Loan File and (vii) a realized loss report substantially in the form included in
Exhibit W.

          "REVERSE SEQUENTIAL ORDER" means sequentially to the Class S, Class Q,
Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G,
Class F, Class E, Class D, Class C, Class B, Class A-J and finally to the Class
X and Class A Senior Certificates, on a pro rata basis, as described herein.

          "RULE 144A" means Rule 144A under the 1933 Act.

          "RULE 144A-IAI GLOBAL CERTIFICATE" means, with respect to any Class of
Certificates offered and sold in reliance on Rule 144A or to certain
Institutional Accredited Investors, a single, permanent global Certificate, in definitive, fully registered form without interest coupons.

                                      -70-

          "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc., or its successor in interest.

          "SARBANES-OXLEY CERTIFICATION" has the meaning set forth in Section
8.26(b).

          "SCHEDULED PAYMENT" means each scheduled payment of principal of, and/or interest on, a Mortgage Loan, a Serviced Companion Mortgage Loan or a B
Note required to be paid on its Due Date by the Mortgagor in accordance with the terms of the related Mortgage Note, Serviced Companion Mortgage Loan or B Note
(excluding all amounts of principal and interest which were due on or before the
Cut-Off Date, whenever received, and taking account of any modifications thereof and the effects of any Debt Service Reduction Amounts and Deficient Valuation
Amounts). Notwithstanding the foregoing, the amount of the Scheduled Payment for any Serviced Pari Passu Mortgage Loan or Serviced Companion Mortgage Loan or any
A Note or B Note shall be calculated without regard to the related Loan Pair
Intercreditor Agreement or the related Intercreditor Agreement, as applicable.

          "SCHEDULED PRINCIPAL BALANCE" means, with respect to any Mortgage
Loan, Serviced Companion Mortgage Loan, Loan Pair, B Note or REO Mortgage Loan,
for purposes of performing calculations with respect to any Distribution Date, the Principal Balance thereof minus the aggregate amount of any P&I Advances of principal previously made with respect to such Mortgage Loan, Serviced Companion
Mortgage Loan, Loan Pair, B Note or REO Mortgage Loan.

          "SELLER" means MSMC, PMCF, Wells Fargo or SunTrust, as the case may
be.

          "SENIOR CERTIFICATES" means the Class A Senior and Class X
Certificates.

          "SERVICED COMPANION MORTGAGE LOAN" means the FRIS Chkn Companion Loan or the U-Haul Portfolio Companion Loan, as the case may be. Any Serviced
Companion Mortgage Loan is not a "Mortgage Loan".

          "SERVICED COMPANION MORTGAGE LOAN CUSTODIAL ACCOUNT" means each of the custodial sub-account(s) of the applicable Certificate Account (but which are not included in the Trust) created and maintained by the applicable Master
Servicer pursuant to Section 5.1(c) on behalf of the holder of the related
Serviced Companion Mortgage Loan. Any such sub-account(s) shall be maintained as a sub-account of an Eligible Account.

          "SERVICED PARI PASSU MORTGAGE" means the Mortgage securing a Serviced
Pari Passu Mortgage Loan and its related Serviced Companion Mortgage Loan secured by the related Mortgaged Property.

          "SERVICED PARI PASSU MORTGAGE LOAN" means the FRIS Chkn Pari Passu
Loan or the U-Haul Portfolio Pari Passu Loan, as the case may be. Any Serviced
Pari Passu Mortgage Loan is a "Mortgage Loan".

          "SERVICER ERRORS AND OMISSIONS INSURANCE POLICY" or "ERRORS AND
OMISSIONS INSURANCE POLICY" means an errors and omissions insurance policy maintained by a Master

                                      -71-

Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Paying
Agent, as the case may be, in accordance with Section 8.2, Section 9.2 and
Section 7.17, respectively.

          "SERVICER FIDELITY BOND" or "FIDELITY BOND" means a bond or insurance policy under which the insurer agrees to indemnify a Master Servicer, the
Special Servicer, the Trustee, the Fiscal Agent or the Paying Agent as the case may be (subject to standard exclusions), for all losses (less any deductible)
sustained as a result of any theft, embezzlement, fraud or other dishonest act on the part of a Master Servicer's, the Special Servicer's, the Trustee's, the
Fiscal Agent's or the Paying Agent's, as the case may be, directors, officers or employees and is maintained in accordance with Section 8.2, Section 9.2 and
Section 7.17, respectively.

          "SERVICER MORTGAGE FILE" means copies of the mortgage documents listed in the definition of "Mortgage File" relating to a Mortgage Loan and shall also include, to the extent required to be (and actually) delivered to the applicable
Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the Assignment of Leases and
the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, any insurance policies or certificates (as applicable), any property inspection reports, any financial statements on the property, any escrow analysis, any tax bills, any Appraisal, any environmental report, any engineering report, any asset summary, financial information on the
Mortgagor/sponsor and any guarantors, any letters of credit, any intercreditor agreement and any Environmental Insurance Policies.

          "SERVICER REPORT ADMINISTRATOR" means the PAR Master Servicer (without regard to the final sentence of the definition of "Master Servicer") or any successor thereto appointed as provided herein.

          "SERVICER REPORT ADMINISTRATOR FEE" means for each calendar month, as to each Mortgage Loan (including REO Mortgage Loans), the portion of the
Servicer Report Administrator Fee Rate applicable to such month (determined using the same interest accrual methodology (other than the rate of accrual)
that is applied with respect to the Mortgage Rate for such Mortgage Loan for such month) multiplied by the Scheduled Principal Balance of each such Mortgage
Loan immediately before the Due Date occurring in such month.

          "SERVICER REPORT ADMINISTRATOR FEE RATE" means 0.0005% per annum.

          "SERVICING ADVANCE" means any cost or expense of the applicable Master
Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as the case may be, designated as a Servicing Advance pursuant to this Agreement and any other costs and expenses incurred by the applicable Master Servicer, the Special
Servicer, the Trustee or the Fiscal Agent, as the case may be, to protect and preserve the security for such Mortgage Loan and/or (if applicable) the related
Serviced Companion Mortgage Loan or B Note.

          "SERVICING OFFICER" means, any officer or employee of the applicable
Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, any Serviced Companion Mortgage Loan and any B
Note whose name and specimen signature appear on a list of servicing officers or employees furnished to the Trustee by the applicable

                                      -72-

Master Servicer and signed by an officer of the applicable Master Servicer, as such list may from time to time be amended.

          "SERVICING STANDARD" means, with respect to each of the Master
Servicers or the Special Servicer, as the case may be, to service and administer the Mortgage Loans (and any Serviced Companion Mortgage Loan and B Note but not
any Non-Serviced Mortgage Loan) that it is obligated to service and administer pursuant to this Agreement on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (and in the case of any Serviced
Companion Mortgage Loan or B Note, the related holder of the Serviced Companion
Mortgage Loan or B Note, as applicable) as a collective whole (as determined by the applicable Master Servicer or the Special Servicer, as the case may be, in its good faith and reasonable judgment), in accordance with applicable law, the terms of this Agreement, the terms of the respective Mortgage Loans, any
Serviced Companion Mortgage Loan and any B Note (and, in the case of any Loan
Pair or any A Note and B Note, the related Loan Pair Intercreditor Agreement or the related Intercreditor Agreement, as applicable) and, to the extent consistent with the foregoing, further as follows:

          (a) with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO property management activities on behalf of third parties (in the case of the applicable Master Servicer, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage loan servicers servicing similar Mortgage
Loans) or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible hereunder;

          (b) with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans, any Serviced Companion Mortgage
Loan and any B Note or, if a Mortgage Loan, any Serviced Companion Mortgage Loan
or any B Note comes into and continues in default and if, in the good faith and reasonable judgment of the Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery of principal and interest on such Mortgage Loan to the
Certificateholders (as a collective whole) (or in the case of any A/B Mortgage
Loan and its related B Note or any Loan Pair, the maximization of recovery on such A/B Mortgage Loan or Loan Pair, as applicable, to the Certificateholders and the holder of the related B Note or Serviced Companion Mortgage Loan, as applicable, all taken as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to
Certificateholders to be performed at a rate, taking into account the related
REMIC I Net Mortgage Rate, in the case of the Mortgage Loans (other than any A
Note or Serviced Pari Passu Mortgage Loan) or the weighted average of the mortgage rates on the related A Note and B Note and the risk of collection, in the case of any A/B Mortgage Loan, and on the related Serviced Pari Passu
Mortgage Loan and Serviced Companion Mortgage Loan in the case of any Loan
Pair); and without regard to: (I) any other relationship that the applicable
Master Servicer or the Special Servicer, as the case may be, or any Affiliate thereof may have with the related Mortgagor; (II) the ownership of any
Certificate or any interest in any Non-Serviced Companion Mortgage Loan,
Serviced Companion Mortgage Loan, B Note or any mezzanine loan related to a
Mortgage Loan by the applicable Master Servicer or the Special Servicer, as the case may be, or any Affiliate thereof; (III) the applicable Master Servicer's obligation to make Advances; (IV) the right of the applicable Master Servicer
(or any Affiliate thereof) or the Special Servicer (or

                                      -73-

any Affiliate thereof), as the case may be, to receive reimbursement of costs, or the sufficiency of any compensation payable to it, hereunder or with respect to any particular transaction and (V) any obligation of the applicable Master
Servicer (or any Affiliate thereof) to repurchase any Mortgage Loan from the
Trust.

          "SERVICING TRANSFER EVENT" means the occurrence of any of the following events: (i) any Mortgage Loan (other than a Non-Serviced Mortgage
Loan), Serviced Companion Mortgage Loan or B Note as to which a Balloon Payment is past due; provided, however, that pursuant to the first sentence of Section
8.18(a)(ii), the applicable Master Servicer shall have the right (without any
Person's consent) to extend the Maturity Date of any Balloon Mortgage Loan for not more than 60 days beyond the original Maturity Date if the Borrower has obtained a written commitment for refinancing of the Mortgage Loan or purchase of the related Mortgaged Property and provided, further, that (a) the applicable
Master Servicer (subject to the penultimate paragraph of Section 9.39 of this
Agreement and with the consent of the Special Servicer, after the Special
Servicer's consultation with the Operating Adviser) and the Special Servicer, in the circumstances set forth in the third and fifth sentences of Section
8.18(a)(ii), shall have the authority to otherwise extend the maturity date of any Balloon Mortgage Loan and, in the case of such an extension, a Servicing
Transfer Event shall not occur with respect to such Balloon Mortgage Loan and
(b) if the Mortgagor makes the Assumed Scheduled Payments with respect to such
Balloon Mortgage Loan and the applicable Master Servicer or the Special
Servicer, as applicable, is considering an extension pursuant to Section
8.18(a)(ii), a Servicing Transfer Event shall not occur as a result of such default unless and until such Balloon Payment remains past due for a period of
30 days and such Balloon Mortgage Loan has not been extended pursuant to Section
8.18(a)(ii); (ii) any Mortgage Loan (other than a Non-Serviced Mortgage Loan),
Serviced Companion Mortgage Loan or B Note as to which any other payment of principal and/or interest is more than 60 days past due or has not been made on or before the second Due Date following the Due Date such payment was due; (iii)
any Mortgage Loan (other than a Non-Serviced Mortgage Loan), Serviced Companion
Mortgage Loan or B Note as to which, to the applicable Master Servicer's knowledge, the Mortgagor has consented to the appointment of a receiver or conservator in any insolvency or similar proceeding of, or relating to, such
Mortgagor or to all or substantially all of its property, or the Mortgagor has become the subject of a decree or order issued under a bankruptcy, insolvency or similar law and such decree or order shall have remained undischarged or unstayed for a period of 30 days; (iv) any Mortgage Loan (other than a
Non-Serviced Mortgage Loan), Serviced Companion Mortgage Loan or B Note as to
which the applicable Master Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property;
(v) any Mortgage Loan (other than a Non-Serviced Mortgage Loan), Serviced
Companion Mortgage Loan or B Note as to which the applicable Master Servicer or the Special Servicer has knowledge of a default (other than a failure by the related Mortgagor to pay principal or interest) which in the good faith reasonable judgment of the applicable Master Servicer or the Special Servicer
(subject to the penultimate paragraph of Section 9.39 of this Agreement and with the consent of the Operating Adviser in the case of a determination by the
Special Servicer) materially and adversely affects the interests of the
Certificateholders or the holder of any related Serviced Companion Mortgage Loan or B Note and which has occurred and remains unremedied for the applicable grace period specified in such Mortgage Loan (or, if no grace period is specified, 60 days); (vi) any Mortgage Loan (other than a Non-Serviced Mortgage Loan),
Serviced Companion Mortgage Loan or B Note as to which the Mortgagor admits in writing its

                                      -74-

inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors or voluntarily suspends payment of its obligations; (vii) any Mortgage Loan (other than a Non-Serviced Mortgage
Loan), Serviced Companion Mortgage Loan or B Note as to which, in the good faith reasonable judgment of the applicable Master Servicer or the Special Servicer
(subject to the penultimate paragraph of Section 9.39 of this Agreement and with the consent of the Operating Adviser in the case of a determination by the
Special Servicer), (a) (other than with respect to any A/B Mortgage Loan) a payment default is imminent or is likely to occur within 60 days, or (b) any other default is imminent or is likely to occur within 60 days and such default, in the judgment of the applicable Master Servicer or the Special Servicer
(subject to the penultimate paragraph of Section 9.39 of this Agreement and with the consent of the Operating Adviser in the case of a determination by the
Special Servicer), is reasonably likely to materially and adversely affect the interests of the Certificateholders or the holder of any related Serviced
Companion Mortgage Loan or B Note (as the case may be); and (viii) with respect to any A/B Mortgage Loan, if the holder of the B Note chooses not to cure a monetary default that is permitted to be cured under the related Intercreditor
Agreement, the Business Day following the expiration of the Cure Period (as defined in the related Intercreditor Agreement) that commences one month after such monetary default; provided, however, that (1) if the holder of the B Note exercised its right to cure a monetary default and a monetary default occurs in the following month due to the holder of the B Note's failure to cure, then servicing of such Mortgage Loan shall be transferred to the Special Servicer on the Business Day following the expiration of the Cure Period (as defined in the related Intercreditor Agreement) of the holder of the B Note if the holder of the B Note does not cure the current monetary default or (2) if the holder of the B Note has exercised its right to cure three consecutive monetary defaults and a monetary default occurs in the following month, then servicing of such
Mortgage Loan shall be transferred to the Special Servicer at the expiration of the Mortgagor's grace period for the current monetary default. If the event is based on a determination by the Special Servicer, then the Servicing Transfer
Event shall be subject to the applicable Master Servicer's receipt of notice of such determination and the consent of the Operating Adviser to such determination (subject to the penultimate paragraph of Section 9.39). If a
Servicing Transfer Event occurs with respect to an A Note, it shall be deemed to have occurred also with respect to its related B Note. If a Servicing Transfer
Event occurs with respect to a B Note, it shall be deemed to have occurred also with respect to its related A Note. However, if a Servicing Transfer Event has not occurred with respect to an A Note solely due to the holder of the related B
Note exercising its cure rights under the related Intercreditor Agreement, then a Servicing Transfer Event will not occur with respect to such B Note. If a
Servicing Transfer Event occurs with respect to any Serviced Pari Passu Mortgage
Loan, it shall be deemed to have occurred also with respect to the related
Serviced Companion Mortgage Loan. If a Servicing Transfer Event occurs with respect to any Serviced Companion Mortgage Loan, it shall be deemed to have occurred also with respect to the related Serviced Pari Passu Mortgage Loan. The parties hereto understand that under the applicable Non-Serviced Mortgage Loan
Pooling and Servicing Agreement, if a servicing transfer event occurs with respect to any Non-Serviced Companion Mortgage Loan, it shall be deemed to have occurred also with respect to the related Non-Serviced Mortgage Loan, but shall not be a Specially Serviced Mortgage Loan pursuant to this Agreement.

          "SIMILAR LAWS" has the meaning set forth in Section 3.3(d).

                                      -75-

          "SINGLE-PURPOSE ENTITY" means a Person, other than an individual, whose organizational documents provide substantially to the effect that it is formed or organized solely for the purpose of owning and collecting payments from Defeasance Collateral for the benefit of the Trust and which (i) does not engage in any business unrelated thereto and the financing thereof; (ii) does not have any assets other than those related to its interest in Defeasance
Collateral; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other
Person; (iv) conducts business in its own name and uses separate stationery, invoices and checks; (v) does not guarantee or assume the debts or obligations of any other Person; (vi) does not commingle its assets or funds with those of any other Person; (vii) transacts business with affiliates on an arm's length basis pursuant to written agreements; and (viii) holds itself out as being a legal entity, separate and apart from any other Person, and otherwise complies with the single-purpose requirements established by the Rating Agencies. The entity's organizational documents also provide that any dissolution and winding up or insolvency filing for such entity requires the unanimous consent of all partners or members, as applicable, and that such documents may not be amended with respect to the Single-Purpose Entity requirements.

          "SPECIAL SERVICER" means CWCapital Asset Management LLC, or any successor Special Servicer as herein provided, including without limitation, any successor Special Servicer appointed pursuant to Section 9.39 hereof.

          "SPECIAL SERVICER COMPENSATION" means, with respect to any applicable period, the sum of the Special Servicing Fees, the Liquidation Fees and Work-Out
Fees and any other amounts to be paid to the Special Servicer pursuant to the terms of this Agreement.

          "SPECIAL SERVICER REMITTANCE DATE" means the Business Day preceding each Determination Date.

          "SPECIAL SERVICING FEE" means, for each calendar month, as to each
Mortgage Loan (other than any Non-Serviced Mortgage Loan), Serviced Companion
Mortgage Loan or B Note that is a Specially Serviced Mortgage Loan (including
REO Mortgage Loans), the fraction or portion of the Special Servicing Fee Rate applicable to such month (determined using the same interest accrual methodology that is applied with respect to the Mortgage Rate for such Mortgage Loan,
Serviced Companion Mortgage Loan or B Note for such month) multiplied by the
Scheduled Principal Balance of such Specially Serviced Mortgage Loan immediately before the Due Date occurring in such month.

          "SPECIAL SERVICING FEE RATE" means 0.25% per annum.

          "SPECIAL SERVICING OFFICER" means any officer or employee of the
Special Servicer involved in, or responsible for, the administration and servicing of the Specially Serviced Mortgage Loans whose name and specimen signature appear on a list of servicing officers or employees furnished to the
Trustee, the Paying Agent and each Master Servicer by the Special Servicer signed by an officer of the Special Servicer, as such list may from time to time be amended.

                                      -76-

          "SPECIALLY SERVICED MORTGAGE LOAN" means, as of any date of determination, any Mortgage Loan (other than any Non-Serviced Mortgage Loan),
Serviced Companion Mortgage Loan or B Note with respect to which the applicable
Master Servicer has notified the Special Servicer, the Operating Adviser and the
Trustee that a Servicing Transfer Event has occurred (which notice shall be effective upon receipt) and the Special Servicer has received all information, documents and records relating to such Mortgage Loan, Serviced Companion
Mortgage Loan or B Note as reasonably requested by the Special Servicer to enable it to assume its duties with respect to such Mortgage Loan, Serviced
Companion Mortgage Loan or B Note. A Specially Serviced Mortgage Loan shall cease to be a Specially Serviced Mortgage Loan from and after the date on which the Special Servicer notifies the applicable Master Servicer, the Operating
Adviser, the Paying Agent and the Trustee, in accordance with Section 8.1(b), that such Mortgage Loan (and the related B Note in the case of an A/B Mortgage
Loan, and the related Serviced Companion Mortgage Loan in the case of a Loan
Pair) has become a Rehabilitated Mortgage Loan (and, in the case of an A Note
(or B Note) that is or was a Specially Serviced Mortgage Loan, its related B
Note (or A Note) has also become a Rehabilitated Mortgage Loan and, in the case of a Serviced Pari Passu Mortgage Loan (or Serviced Companion Mortgage Loan)
that is or was a Specially Serviced Mortgage Loan, its related Serviced
Companion Mortgage Loan (or Serviced Pari Passu Mortgage Loan) has also become a
Rehabilitated Mortgage Loan), with respect to such Servicing Transfer Event, unless and until the applicable Master Servicer notifies the Special Servicer, the Paying Agent and the Trustee, in accordance with Section 8.1(b) that another
Servicing Transfer Event with respect to such Mortgage Loan, Serviced Companion
Mortgage Loan or B Note exists or occurs.

          "STANDARD HAZARD INSURANCE POLICY" means a fire and casualty extended coverage insurance policy in such amount and with such coverage as required by this Agreement.

          "STARTUP DAY" means, with respect to each of REMIC I, REMIC II and
REMIC III, the day designated as such in Section 12.1(b).

          "SUB-SERVICER" has the meaning set forth in Section 8.4.

          "SUBORDINATE CERTIFICATES" means, collectively, the Class A-J, Class
B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class
L, Class M, Class N, Class O, Class P, Class Q and Class S Certificates.

          "SUCCESSFUL BIDDER" has the meaning set forth in Section 8.29(d) or
Section 9.31(d), as applicable.

          "SUNTRUST" has the meaning set forth in the Preliminary Statement hereto.

          "SUNTRUST LOANS" means, collectively, those Mortgage Loans sold to the
Depositor pursuant to the Mortgage Loan Purchase Agreement IV and shown on
Schedule IV hereto.

          "TAX MATTERS PERSON" means the person designated as the "tax matters person" of each REMIC Pool pursuant to Treasury Regulations Section 1.860F-4(d)
and temporary Treasury Regulations Section 301.6231(a)(7)-1T.

                                      -77-

          "TERMINATION PRICE" has the meaning set forth in Section 10.1(b).

          "TITLE INSURANCE POLICY" means a title insurance policy maintained with respect to a Mortgage Loan issued on the date of origination of the related
Mortgage Loan.

          "TRANSFER" means any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a
Certificate.

          "TRANSFEREE" means any Person who is acquiring by Transfer any
Ownership Interest in a Certificate.

          "TRANSFEROR" means any Person who is disposing by Transfer any
Ownership Interest in a Certificate.

          "TRUST" means the trust created pursuant to this Agreement, the assets which consist of all the assets of the REMIC I (including the Mortgage Loans other than any Excess Interest), such amounts related thereto as shall from time to time be held in a Certificate Account, the Distribution Account, the Reserve
Account, the Interest Reserve Account, the Insurance Policies, any REO
Properties or beneficial interests therein and other items referred to in
Section 2.1(a) hereof), REMIC II, REMIC III, and such amounts as shall from time to time be held in the Excess Interest Sub-account and any Excess Interest on the Mortgage Loans. The Trust shall not include any Non-Serviced Companion
Mortgage Loan, any B Note, any interest of the holders of a B Note, any A/B Loan
Custodial Account or any Serviced Companion Mortgage Loan, any interest of the holders of a Serviced Companion Mortgage Loan or any Serviced Companion Mortgage
Loan Custodial Account.

          "TRUSTEE" means LaSalle Bank National Association, as trustee, or its successor-in-interest, or if any successor trustee, or any co-trustee shall be appointed as herein provided, then "Trustee" shall also mean such successor trustee (subject to Section 7.7 hereof) and such co-trustee (subject to Section
7.9 hereof), as the case may be.

          "TRUSTEE FEE" means for each calendar month, as to each Mortgage Loan
(including REO Mortgage Loans and Defeasance Loans), the portion of the Trustee
Fee Rate applicable to such month (determined using the same interest accrual methodology (other than the rate of accrual) that is applied with respect to the
Mortgage Rate for such Mortgage Loan for such month) multiplied by the Scheduled
Principal Balance of each such Mortgage Loan immediately before the Due Date occurring in such month; provided that a portion of the Trustee Fee agreed upon between the Trustee and the Paying Agent shall be applied to pay the Paying
Agent Fee.

          "TRUSTEE FEE RATE" means 0.00125% per annum (which includes the Paying
Agent Fee).

          "TRUSTEE MORTGAGE FILE" means the mortgage documents listed in the definition of "Mortgage File" hereof pertaining to a particular Mortgage Loan
(and, if applicable, the related Serviced Companion Mortgage Loan and the related B Note) and any additional documents required to be added to the
Mortgage File pursuant to this Agreement; provided that whenever the term
"Trustee Mortgage File" is used to refer to documents actually received by

                                      -78-

the Trustee or a Custodian on its behalf, such terms shall not be deemed to include such documents required to be included therein unless they are actually so received.

          "U-HAUL PORTFOLIO COMPANION LOAN" means, the notes secured by the
U-Haul Portfolio Pari Passu Mortgage on a pari passu basis with the U-Haul
Portfolio Pari Passu Loan and which is not included in the Trust. The U-Haul
Portfolio Companion Loan is not a "Mortgage Loan."

          "U-HAUL PORTFOLIO PARI PASSU LOAN" means, the Mortgage Loan designated as Mortgage Loan Nos. 3-163 on the Mortgage Loan Schedule and which is secured on a pari passu basis with the U-HaulPortfolio Companion Loan pursuant to the
U-Haul Portfolio Pari Passu Mortgage. The U-Haul Portfolio Pari Passu Loan is a
"Mortgage Loan."

          "U-HAUL PORTFOLIO PARI PASSU MORTGAGE" means, the Mortgage securing the U-Haul Portfolio Companion Loan and the U-Haul Portfolio Pari Passu Loan.

          "UNDERWRITER" means each of Morgan Stanley & Co. Incorporated, Banc of
America Securities LLC, Greenwich Capital Markets, Inc and SunTrust Capital
Markets, Inc., or its successors in interest.

          "UNITED STATES TAX PERSON" means any of (i) a citizen or resident of the United States, (ii) corporation or partnership organized in or under the laws of the United States, any State thereof or the District of Columbia, (iii)
an estate the income of which is includible in gross income for United States tax purposes, regardless of its source or (iv) a trust if a court within the
United States is able to exercise primary supervision over the administration of such trust, and one or more United States Tax Persons has the authority to control all substantial decisions of such trust.

          "UNLIQUIDATED ADVANCE" means any Advance previously made by a party hereto that has been previously reimbursed to the Person that made the Advance by the Trust Fund as part of a Workout-Delayed Reimbursement Amount pursuant to subsection (iii) of Section 5.2(a)(II), but that has not been recovered from the
Mortgagor or otherwise from collections on or the proceeds of the Mortgage Loan or REO Property in respect of which the Advance was made.

          "UNPAID INTEREST" means, on any Distribution Date with respect to any
Class (or in the case of (i) Classes A-2A and A-2B and (ii) Classes A-4A and
A-4B, such classes collectively or individually as the context may require) of
Interests or Certificates (other than the Residual Certificates), the portion of
Distributable Certificate Interest for such Class remaining unpaid as of the close of business on the preceding Distribution Date, plus one month's interest thereon at the applicable Pass-Through Rate.

          "UNRESTRICTED SERVICER REPORTS" means the following reports in CMSA format (as in effect on the date hereof or as such formats may be changed from time to time by the CMSA, provided that such change need not be implemented prior to the date that is three (3) months following the adoption of such change by the CMSA) prepared by the Servicer Report Administrator (combining reports in such forms prepared by each Master Servicer and the Special Servicer (with respect to Specially Serviced Mortgaged Loans and REO Properties)): (a)

                                      -79-

the following electronic files; (i) a Loan Setup File (with respect to the initial Distribution Date only); and (ii) a Loan Periodic Update File; and (b)
the following supplemental reports: (i) a Delinquent Loan Status Report, (ii) an
Historical Loan Modification Report, (iii) an Historical Liquidation Report,
(iv) an REO Status Report, (v) a CMSA Loan Level Reserve/LOC Report and (vi) an
Advance Recovery Report.

          "USAP" shall have the meaning set forth in Section 8.13.

          "WELLS FARGO" has the meaning set forth in the Preliminary Statement hereto.

          "WELLS FARGO LOANS" means, collectively, those Mortgage Loans sold to the Depositor pursuant to the Mortgage Loan Purchase Agreement III and shown on
Schedule III hereto.

          "WELLS FARGO MASTER SERVICER" has the meaning set forth in the preamble hereto.

          "WEIGHTED AVERAGE REMIC I NET MORTGAGE RATE" means, with respect to any Distribution Date, the weighted average of the REMIC I Net Mortgage Rates for the REMIC I Regular Interests, weighted on the basis of their respective
Certificate Balances as of the close of business on the preceding Distribution
Date.

          "WORKOUT-DELAYED REIMBURSEMENT AMOUNT" has the meaning set forth in subsection (II)(A) of Section 5.2(a).

          "WORK-OUT FEE" means a fee payable with respect to any Rehabilitated
Mortgage Loan (other than any Non-Serviced Mortgage Loan), Serviced Companion
Mortgage Loan or B Note, equal to the product of (x) 1.0% and (y) the amount of each collection of interest (other than default interest and any Excess
Interest) and principal received (including any Condemnation Proceeds received and applied as a collection of such interest and principal) on such Mortgage
Loan, Serviced Companion Mortgage Loan or B Note for so long as it remains a
Rehabilitated Mortgage Loan.

          SECTION 1.2 CALCULATIONS RESPECTING MORTGAGE LOANS. (a) Calculations
required to be made by the Paying Agent pursuant to this Agreement with respect to any Mortgage Loan, Serviced Companion Mortgage Loan or B Note shall be made based upon current information as to the terms of such Mortgage Loan, Serviced
Companion Mortgage Loan and B Note and reports of payments received from the applicable Master Servicer on such Mortgage Loan, Serviced Companion Mortgage
Loan and B Note and payments to be made to the Paying Agent as supplied to the
Paying Agent by the applicable Master Servicer. The Paying Agent shall not be required to recompute, verify or recalculate the information supplied to it by the applicable Master Servicer and may conclusively rely upon such information in making such calculations. If, however, a Responsible Officer of the Paying
Agent has actual knowledge of an error in the calculations, the Paying Agent shall inform the applicable Master Servicer of such error.

          (b) Unless otherwise required by law or the applicable Mortgage Loan,
Serviced Companion Mortgage Loan or B Note documents (or the related
Intercreditor Agreement or related Loan Pair Intercreditor Agreement, as applicable), or as otherwise provided

                                      -80-

in the definition of Liquidation Realized Loss, any amounts (other than escrow and reserve deposits and reimbursements of lender advances and expenses
(excluding, for the avoidance of doubt, any Liquidation Fee or Work-Out Fee)
received in respect of a Mortgage Loan, a Serviced Companion Mortgage Loan or a
B Note as to which a default has occurred and is continuing shall be applied first to overdue interest due with respect to such Mortgage Loan, Serviced
Companion Mortgage Loan or B Note at the Mortgage Rate thereof, next to current interest due with respect to such Mortgage Loan, Serviced Companion Mortgage
Loan or B Note at the Mortgage Rate thereof, next to the reduction of the
Principal Balance of such Mortgage Loan, Serviced Companion Mortgage Loan or B
Note to zero if such Mortgage Loan, Serviced Companion Mortgage Loan or B Note
has been accelerated and in respect of any scheduled payments of principal then due to the extent that such Mortgage Loan, Serviced Companion Mortgage Loan or B
Note has not yet been accelerated, next to any default interest and other amounts due on such Mortgage Loan, Serviced Companion Mortgage Loan or B Note
and finally to Late Fees due with respect to such Mortgage Loan, Serviced
Companion Mortgage Loan or B Note. The foregoing allocations are intended to govern loan level allocations but shall not govern allocations of such amounts at the trust level for the purpose of determining Principal Distribution Amounts or Distributable Certificate Interest.

          SECTION 1.3 CALCULATIONS RESPECTING ACCRUED INTEREST. Accrued interest on any Certificate shall be calculated based upon a 360-day year consisting of twelve 30-day months and Pass-Through Rates shall be carried out to eight decimal places, rounded if necessary. All dollar amounts calculated hereunder shall be rounded to the nearest penny.

          SECTION 1.4 INTERPRETATION.

          (a) Whenever the Agreement refers to a Distribution Date and a
"related" Collection Period, Interest Accrual Period, Record Date, Due Date,
Report Date, Monthly Certificateholders Report, Special Servicer Remittance
Date, Master Servicer Remittance Date or Determination Date, such reference shall be to the Collection Period, Interest Accrual Period, Record Date, Due
Date, Report Date, Special Servicer Remittance Date, Master Servicer Remittance
Date or Determination Date, as applicable, immediately preceding such
Distribution Date.

          (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section
1.1 shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable.

          (c) The words "hereof," "herein" and "hereunder," and words of similar import, when used in this Agreement, shall refer to this agreement as a whole and not to any particular provision of this Agreement, and references to
Sections, Schedules and Exhibits contained in this Agreement are references to
Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

          (d) Whenever a term is defined herein, the definition ascribed to such term shall be equally applicable to both the singular and plural forms of such term and to masculine, feminine and neuter genders of such term.

                                      -81-

          (e) This Agreement is the result of arm's-length negotiations between the parties and has been reviewed by each party hereto and its counsel. Each party agrees that any ambiguity in this Agreement shall not be interpreted against the party drafting the particular clause which is in question.

          SECTION 1.5 ARD LOANS. Notwithstanding any provision of this
Agreement:

          (a) For the ARD Loans, the Excess Interest accruing as a result of the step-up in the Mortgage Rate upon failure of the related Mortgagor to pay the principal on the Anticipated Repayment Date as specifically provided for in the related Mortgage Note shall not be taken into account for purposes of the definitions of "Appraisal Reduction," "Assumed Scheduled Payment," "Mortgage
Rate," "Purchase Price" and "Realized Loss."

          (b) Excess Interest shall constitute an asset of the Trust but not an asset of any REMIC Pool.

          (c) Neither of the Master Servicers nor the Special Servicer shall take any enforcement action with respect to the payment of Excess Interest unless the taking of such action is consistent with the Servicing Standard and all other amounts due under such Mortgage Loan have been paid, and, in the good faith and reasonable judgment of the applicable Master Servicer and the Special
Servicer, as the case may be, the Liquidation Proceeds expected to be recovered in connection with such enforcement action will cover the anticipated costs of such enforcement action and, if applicable, any associated interest thereon.

          (d) Liquidation Fees shall not be deemed to be earned on Excess
Interest.

          (e) With respect to an ARD Loan after its Anticipated Repayment Date, the applicable Master Servicer or the Special Servicer, as the case may be, shall be permitted, in its discretion, to waive in accordance with Section 8.18 and Section 9.5 hereof, all or any accrued Excess Interest if, prior to the related Maturity Date, the related Mortgagor has requested the right to prepay the Mortgage Loan in full together with all payments required by the Mortgage
Loan in connection with such prepayment except for all or a portion of accrued
Excess Interest, provided that the applicable Master Servicer's or the Special
Servicer's determination to waive the right to such accrued Excess Interest is in accordance with the Servicing Standard and with Section 8.18 and Section 9.5 hereof. The applicable Master Servicer or the Special Servicer, as the case may be, will have no liability to the Trust, the Certificateholders or any other person so long as such determination is based on such criteria.

          SECTION 1.6 CERTAIN MATTERS WITH RESPECT TO LOAN PAIRS AND A/B
MORTGAGE LOANS.

          (a) The parties hereto acknowledge that, pursuant to the related Loan
Pair Intercreditor Agreement or the related Intercreditor Agreement, if a
Serviced Pari Passu Mortgage Loan or B Note, as applicable, is no longer part of the Trust Fund, the new holder of such Serviced Pari Passu Mortgage Loan or B
Note, as applicable, shall negotiate one or more new servicing agreements with the applicable Master Servicer and the Special Servicer, provided that, prior to entering into any such new servicing agreement, the new holder of such Serviced
Pari Passu Mortgage Loan or B Note, as applicable, shall obtain and provide to the holder of the

                                      -82-

related Serviced Companion Mortgage Loan and/or B Note written confirmation from each rating agency then rating any securitization relating to such Serviced
Companion Mortgage Loan and/or B Note providing that such new servicing agreement will not result in the downgrade, qualification or withdrawal of its then-current ratings of any securities issued in such securitization; provided, that prior to such time the applicable Master Servicer and the Special Servicer shall continue to service the related Loan Pair and/or A/B Mortgage Loan to the extent provided in the related Loan Pair Intercreditor Agreement or the related
Intercreditor Agreement, as applicable.

          (b) For the avoidance of doubt and subject to subsection (a) above, the parties acknowledge that the rights and duties of each of the applicable
Master Servicer and the Special Servicer under Article VIII and Article IX and the obligation of the applicable Master Servicer to make Advances, insofar as such rights, duties and obligations relate to any A/B Mortgage Loan (including both the related A Note and the related B Note) or Loan Pair, shall terminate upon the earliest to occur of the following with respect to such A/B Mortgage
Loan or Loan Pair, as the case may be: (i) any repurchase of or substitution for the related A Note or Serviced Pari Passu Mortgage Loan by the applicable Seller pursuant to Section 2.3, (ii) any purchase of the related A Note by the owner of the related B Note pursuant to the terms of the related Intercreditor Agreement and (iii) any payment in full of any and all amounts due (or deemed due) under the related A Note or Serviced Pari Passu Mortgage Loan (or its successor REO
Mortgage Loan) (including amounts to which the holder of such A Note or Serviced
Pari Passu Mortgage Loan is entitled under the related Intercreditor Agreement or related Loan Pair Intercreditor Agreement), as applicable; provided, however, that this statement shall not limit (A) the duty of the applicable Master
Servicer or the Special Servicer to deliver or make available the reports otherwise required of it hereunder with respect to the Collection Period in which such event occurs or (B) the rights of the applicable Master Servicer or the Special Servicer that may otherwise accrue or arise in connection with the performance of its duties hereunder with respect to such A/B Mortgage Loan or
Loan Pair prior to the date on which such event occurs.

          (c) In connection with any purchase described in clause (ii) of subsection (b) or an event described in clause (iii) of subsection (b), the
Trustee, the applicable Master Servicer and the Special Servicer shall each tender to (in the case of a purchase under such clause (ii)) the related purchaser (provided that the related purchaser shall have paid the full amount of the applicable purchase price) or (in the case of such clause (iii)) to the holder of the related Serviced Companion Mortgage Loan or B Note (if then still outstanding), upon delivery to them of a receipt executed by such purchaser or holder, all portions of the Mortgage File and other documents pertaining to such
Loan Pair or A/B Mortgage Loan, as applicable, possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to such purchaser or holder (or the designee of such purchaser or holder) in the same manner, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which documents were previously assigned to the Trustee by the related Seller, but in any event, without recourse, representation or warranty;
provided that such tender by the Trustee shall be conditioned upon its receipt from the applicable Master Servicer of a Request for Release. The applicable
Master Servicer shall, and is also hereby authorized and empowered by the
Trustee to, convey to such purchaser or such holder any deposits then held in an
Escrow Account relating to the applicable A/B Mortgage Loan or Loan Pair. If a
Serviced Pari Passu Mortgage Loan and the related Serviced Companion Mortgage

                                      -83-

Loan or an A Note and the related B Note under the applicable Mortgage Loan are then REO Mortgage Loans, then the Special Servicer shall, and is also hereby authorized and empowered by the Trustee to, convey to such purchaser or such holder, in each case, to the extent not needed to pay or reimburse the applicable Master Servicer, the Special Servicer, the Trustee or the Fiscal
Agent in accordance with this Agreement, deposits then held in the REO Account insofar as they relate to the related REO Property.

          (d) If an expense under this Agreement relates, in the reasonable judgment of a Master Servicer, the Special Servicer, the Trustee, or the Paying
Agent, as applicable, primarily to the administration of the Trust Fund or any
REMIC formed hereunder or any grantor trust or to any determination respecting the amount, payment or avoidance of any tax under the REMIC Provisions or provisions relating to the grantor trust or the actual payment of any REMIC tax or expense or the grantor trust tax or expense with respect to any REMIC formed hereunder, then such expense shall not be allocated to, deducted or reimbursed from, or otherwise charged against the holder of any Serviced Companion Mortgage
Loan or B Note and such holder shall not suffer any adverse consequences as a result of the payment of such expense.

                                   ARTICLE II

                              DECLARATION OF TRUST;
                            ISSUANCES OF CERTIFICATES

          SECTION 2.1 CONVEYANCE OF MORTGAGE LOANS.

          (a) Effective as of the Closing Date, the Depositor does hereby assign in trust to the Trustee, without recourse, for the benefit of the
Certificateholders all the right, title and interest of the Depositor, in, to and under (i) the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements and title, hazard and other insurance policies, including all Qualifying Substitute
Mortgage Loans, all distributions with respect thereto payable after the Cut-Off
Date, the Mortgage File and all rights, if any, of the Depositor in the
Distribution Account, all REO Accounts, a Certificate Account, the Reserve
Account and the Interest Reserve Account, (ii) the Depositor's rights under each
Mortgage Loan Purchase Agreement that are permitted to be assigned to the
Trustee pursuant to Section 14 thereof, (iii) the Initial Deposit, (iv) the
Depositor's rights under any Intercreditor Agreement, Loan Pair Intercreditor
Agreement, Non-Serviced Mortgage Loan Intercreditor Agreement and the related
Non-Serviced Mortgage Loan Pooling and Servicing Agreement with respect to any
Non-Serviced Mortgage Loan and (v) all other assets included or to be included in REMIC I for the benefit of REMIC II and REMIC III or the Excess Interest
Grantor Trust for the benefit of the Class T Certificates. Such assignment includes all interest and principal received or receivable on or with respect to the Mortgage Loans and due after the Cut-Off Date. The transfer of the Mortgage
Loans and the related rights and property accomplished hereby is absolute and is intended by the parties to constitute a sale. In connection with the initial sale of the Certificates by the Depositor, the purchase price to be paid includes a portion attributable to interest accruing on the Certificates from and after the Cut-Off Date. The transfer and assignment of any Non-Serviced
Mortgage Loan to the Trustee and the right to service such Mortgage Loans are subject to the terms and conditions of the related Non-Serviced Mortgage Loan
Pooling and Servicing Agreement and the related Non-Serviced Mortgage Loan
Intercreditor Agreement, and the

                                      -84-

Trustee, by the execution and delivery of this Agreement, hereby agrees that such Mortgage Loans remain subject to the terms of each Non-Serviced Mortgage
Loan Intercreditor Agreement and, with respect to each Serviced Pari Passu
Mortgage Loan and Serviced Companion Mortgage Loan, each Loan Pair Intercreditor
Agreement.

          (b) In connection with the Depositor's assignment pursuant to Section
2.1(a) above, the Depositor shall direct, and hereby represents and warrants that it has directed, each Seller pursuant to the applicable Mortgage Loan
Purchase Agreement to deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed hereunder, on or before the Closing Date, the Mortgage Note for each Mortgage Loan so assigned, endorsed to the Trustee as specified in clause (i) of the definition of "Mortgage File."
Each Seller is required, pursuant to the applicable Mortgage Loan Purchase
Agreement, to deliver to the Trustee the remaining documents constituting the
Mortgage File for each Mortgage Loan within the time period set forth therein.
None of the Trustee, the Fiscal Agent, the Paying Agent, any Custodian, any
Master Servicer or the Special Servicer shall be liable for any failure by any
Seller or the Depositor to comply with the document delivery requirements of the
Mortgage Loan Purchase Agreements and this Section 2.1(b).

          (c) The applicable Seller shall, at the expense of such Seller as to each of its respective Mortgage Loans, promptly (and in any event within 45 days following the receipt thereof) cause to be submitted for recording or filing
(except with respect to any Mortgage that has been recorded in the name of MERS or its designees), as the case may be, in the appropriate public office for real property records or UCC financing statements, as appropriate, each assignment to the Trustee referred to in clauses (iv), (vi)(B) and (ix)(B) of the definition of "Mortgage File;" provided that if the related Mortgage and UCC financing statements have been recorded in the name of MERS or its designee, no such assignments will be required to be submitted for recording or filing and instead, each Seller has agreed in the applicable Mortgage Loan Purchase
Agreement to take all actions as are necessary to cause the Trustee to be shown as, and the Trustee shall take all actions necessary to confirm that it is shown as, the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by
MERS. Each such assignment shall reflect that it should be returned by the public recording office to the Trustee following recording or filing; provided that in those instances where the public recording office retains the original
Assignment of Mortgage, assignment of Assignment of Leases or assignment of UCC financing statements, the applicable Seller shall obtain therefrom a certified copy of the recorded original. The applicable Seller shall forward copies thereof to the Trustee, the applicable Master Servicer and the Special Servicer and, if recorded in the name of MERS, shall deliver to the applicable Master
Servicer and the Special Servicer, within 45 days of the Closing Date, evidence confirming that the Trustee is shown as the owner on the record of MERS. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the applicable Seller shall, pursuant to the applicable Mortgage Loan Purchase Agreement, promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter the applicable Seller shall upon receipt thereof cause the same to be duly recorded or filed, as appropriate. After the applicable Seller has caused the Trustee to be identified on the records of MERS as the owner of a Mortgage, it shall be the sole responsibility of the related Master Servicer to ensure that subsequent relevant events relating to the Mortgage (as, for

                                      -85-

example, assumptions and partial releases) are properly registered with MERS throughout the term of the related Mortgage Loan for so long as the Mortgage
Loan is an asset of the Trust.

          The parties acknowledge the obligation of each Seller pursuant to
Section 2 of the related Mortgage Loan Purchase Agreement to deliver to the
Trustee, on or before the fifth Business Day after the Closing Date, five limited powers of attorney substantially in the form attached as Exhibit 5 to the related Mortgage Loan Purchase Agreement in favor of the Trustee, the applicable Master Servicer and the Special Servicer to empower the Trustee and, in the event of the failure or incapacity of the Trustee, the applicable Master
Servicer or the Special Servicer, to submit for recording, at the expense of the applicable Seller, any mortgage loan documents required to be recorded as described in the preceding paragraph and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage
Files (so long as original counterparts have previously been delivered to the
Trustee). The Sellers agree to reasonably cooperate with the Trustee, the applicable Master Servicer and the Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The Trustee and each other party hereto agrees that no such power of attorney shall be used with respect to any
Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to the related Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially
Serviced Mortgage Loan; provided, that the Trustee, the applicable Master
Servicer and the Special Servicer may use such power of attorney to the extent reasonably necessary in connection with any assumption, modification or defeasance of a Mortgage Loan. The Trustee shall submit such documents for recording, at the related Seller's expense, after the periods set forth above;
provided, however, the Trustee shall not submit such assignments for recording if the applicable Seller produces evidence that it has sent any such assignment for recording and certifies that it is awaiting its return from the applicable recording office.

          (d) All relevant servicing or loan documents and records in the possession of the Depositor or the Sellers that relate to the Mortgage Loans,
Serviced Companion Mortgage Loans or B Notes and that are not required to be a part of a Mortgage File in accordance with the definition thereof shall be delivered to the applicable Master Servicer on its behalf, on or before the date that is 45 days following the Closing Date and shall be held by the applicable
Master Servicer on behalf of the Trustee in trust for the benefit of the
Certificateholders. To the extent delivered to the applicable Master Servicer by the related Seller, the Servicer Mortgage File, will include, to the extent required to be (and actually) delivered to the applicable Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage
Note, any Mortgage, the Assignment of Leases and the Assignment of Mortgage, any
guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates (as applicable), the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the Mortgagor/sponsor and any guarantors, any letters of credit, any intercreditor agreement and any Environmental Insurance Policies. Delivery of any of the foregoing documents to a sub-servicer shall be deemed delivery to the applicable Master Servicer and satisfy the Depositor's obligations under this Section 2.1(d). None of the applicable Master

                                      -86-

Servicer or the Special Servicer shall have any liability for the absence of any of the foregoing items from the Servicing Mortgage File if such item was not delivered by the related Seller.

          (e) In connection with the Depositor's assignment pursuant to Section
2.1(a) above, the Depositor shall deliver to the Trustee on or before the
Closing Date a copy of a fully executed counterpart of each Mortgage Loan
Purchase Agreement, as in full force and effect on the Closing Date, which
Mortgage Loan Purchase Agreements shall contain the representations and warranties made by the Sellers with respect to each related Mortgage Loan as of the Closing Date.

          (f) In connection herewith, the Depositor has acquired the MSMC Loans from MSMC, the PMCF Loans from PMCF, the Wells Fargo Loans from Wells Fargo and the SunTrust Loans from SunTrust. The Depositor will deliver or cause to be delivered the original Mortgage Notes (or lost note affidavits and indemnities with copies of the related Mortgage Notes, as described in the definition of
"Mortgage File") relating to the MSMC Loans to the Trustee, endorsed as otherwise provided herein, to effect the transfer to the Trustee of such
Mortgage Notes and all related deeds of trust, mortgages and other loan documents. The Depositor will deliver or cause to be delivered the original
Mortgage Notes (or lost note affidavits and indemnities with copies of the related Mortgage Notes, as described in the definition of "Mortgage File")
relating to the PMCF Loans to the Trustee, endorsed as otherwise provided herein, to effect the transfer to the Trustee of such Mortgage Notes and all related deeds of trust, mortgages and other loan documents. The Depositor will deliver or cause to be delivered the original Mortgage Notes (or lost note affidavits and indemnities with copies of the related Mortgage Notes, as described in the definition of "Mortgage File") relating to the Wells Fargo
Loans to the Trustee, endorsed as otherwise provided herein, to effect the transfer to the Trustee of such Mortgage Notes and all related deeds of trust, mortgages and other loan documents. The Depositor will deliver or cause to be delivered the original Mortgage Notes (or lost note affidavits and indemnities with copies of the related Mortgage Notes, as described in the definition of
"Mortgage File") relating to the SunTrust Loans to the Trustee, endorsed as otherwise provided herein, to effect the transfer to the Trustee of such
Mortgage Notes and all related deeds of trust, mortgages and other loan documents. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording of multiple assignment documents,
MSMC, PMCF, Wells Fargo and SunTrust, as applicable, are required under the
Mortgage Loan Purchase Agreements to deliver or cause to be delivered
Assignments of Mortgages and assignments of Assignments of Leases and assignments of UCC financing statements naming the Trustee, on behalf of the
Certificateholders, as assignee. Notwithstanding the fact that the assignments shall name the Trustee, on behalf of the Certificateholders, as the assignee, the parties hereto acknowledge and agree that for all purposes the MSMC Loans shall be deemed to have been transferred from MSMC to the Depositor, the PMCF
Loans shall be deemed to have been transferred from PMCF to the Depositor, the
Wells Fargo Loans shall be deemed to have been transferred from Wells Fargo to the Depositor, the SunTrust Loans shall be deemed to have been transferred from
SunTrust to the Depositor, and all Mortgage Loans shall be deemed to have been transferred from the Depositor to the Trustee on behalf of the
Certificateholders.

          SECTION 2.2 ACCEPTANCE BY TRUSTEE. The Trustee will hold (i) the documents constituting a part of the Mortgage Files delivered to it, (ii) the
REMIC I Regular Interests, and (iii) the REMIC II Regular Interests, in each case, in trust for the use and benefit of all present

                                      -87-

and future Certificateholders. To the extent that the contents of the Mortgage
File for any A Note relate to the corresponding B Note, the Trustee, or the
Custodian on the Trustee's behalf, will also hold such Mortgage File in trust for the benefit of the holder of the related B Note; provided, that if a B Note remains outstanding following payment in full of the amounts due under the related A Notes, the Mortgage Loan documents relating to such A/B Mortgage Loan
(exclusive of any such documents related solely to the A Notes) shall be assigned to the holder of the B Note or its designee. To the extent that the contents of the Mortgage File for any Serviced Pari Passu Mortgage Loan relate to the corresponding Serviced Companion Mortgage Loan, the Trustee, or the
Custodian, on the Trustee's behalf, will also hold such Mortgage File in trust for the benefit of the holder of the related Serviced Companion Mortgage Loan.

          On the Closing Date in respect of the Initial Certification, and within 90 days after the Closing Date in respect of the Final Certification, the
Trustee shall examine the Mortgage Files in its possession, and shall deliver to the Depositor, the Sellers, the applicable Master Servicer, the Special
Servicer, the Operating Adviser and the holder of any Serviced Companion
Mortgage Loan a certification (the "Initial Certification" and the "Final
Certification", respectively, in the respective forms set forth as Exhibit B-1 and Exhibit B-2 hereto), which shall be in electronic format (i) in the case of the Initial Certification, as to each Mortgage Loan listed in the Mortgage Loan
Schedule, except as may be specified in the schedule of exceptions attached thereto, to the effect that: (A) all documents pursuant to clause (i) of the definition of "Mortgage File" are in its possession, (B) such documents have been reviewed by it and have not been materially mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage
Loan, and (C) each Mortgage Note has been endorsed as provided in clause (i) of the definition of "Mortgage File", and (ii) in the case of the Final
Certification, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in the schedule of exceptions attached thereto, to the effect that: (A) (I) all documents pursuant to clauses (i), (ii), (iv), (v),
(vi), (viii), (x) and (xii) of the definition of "Mortgage File" required to be included in the Mortgage File (to the extent required to be delivered pursuant to this Agreement), and with respect to all documents specified in the other clauses of the definition of "Mortgage File" to the extent known by a
Responsible Officer of the Trustee to be required pursuant to this Agreement, are in its possession, and (II) for each Mortgage recorded in the name of MERS or its designee, the Trustee is shown as the transferee of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS, (B) such documents have been reviewed by it and have not been materially mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage
Loan, and (C) each Mortgage Note has been endorsed. Notwithstanding the foregoing, the delivery of a commitment to issue a Title Insurance Policy in lieu of the delivery of the actual Title Insurance Policy shall not be considered a Material Document Defect with respect to any Mortgage File if such actual Title Insurance Policy is delivered to the Trustee or a Custodian on its behalf not later than the 180th day following the Closing Date.

          Within 360 days after the Cut-Off Date, the Trustee shall provide a confirmation of receipt of recorded assignments of Mortgage (as described in the definition of "Mortgage File," with evidence of recording thereon) or otherwise provide evidence of such recordation to the applicable Master Servicer, the
Special Servicer, the Operating Adviser and each Seller, and if any recorded assignment of Mortgage has not been received by the Trustee by such time, the

                                      -88-

Trustee shall provide information in such confirmation on the status of missing assignments. The Trustee agrees to use reasonable efforts to submit for recording any unrecorded assignments of Mortgage that have been delivered to it
(including effecting such recordation process through or cooperating with the applicable Seller), such recordation to be at the expense of the applicable
Seller; provided, however, that the Trustee shall not submit for recording any such assignments if the applicable Seller produces evidence that it has sent any such assignment for recording and is awaiting its return from the applicable recording office. In giving the certifications required above, the Trustee shall be under no obligation or duty to inspect, review or examine any such documents, instruments, securities or other papers to determine whether they or the signatures thereon are valid, legal, genuine, enforceable, in recordable form or appropriate for their represented purposes, or that they are other than what they purport to be on their face, or to determine whether any Mortgage File should include any assumption agreement, modification agreement, consolidation agreement, extension agreement, Assignment of Lease, ground lease, UCC financing statement, guaranty, written assurance, substitution agreement, lock box agreement, intercreditor agreement, management agreement or letter of credit.

          If any exceptions are noted on a schedule of exceptions attached to the Final Certification, including exceptions resulting from the fact that the recordation and/or filing has not been completed (based solely on the absence of receipt by the Custodian (or the Trustee) of the particular documents showing evidence of the recordation and/or filing), then the Custodian on behalf of the
Trustee (or the Trustee) shall continuously update such schedule of exceptions to reflect receipt of any corrected documents, additional documents or instruments or evidences of recordation and/or filing, as to each Mortgage Loan, until the earliest of the following dates: (i) the date on which all such exceptions are eliminated (any such elimination resulting from the fact that recordation and/or filing has been completed shall be based solely on receipt by the Custodian or the Trustee of the particular documents showing evidence of the recordation and/or filing), (ii) the date on which all the affected Mortgage
Loans are removed from the Trust and (iii) the second anniversary of the Closing
Date, and shall provide such updated schedule of exceptions (which may be in electronic format) to each of the Depositor, each Seller (as to its respective
Mortgage Loans only), each Master Servicer, the Special Servicer, the Operating
Adviser, the Paying Agent and the holder of any Serviced Companion Mortgage Loan on or about the date that is 180 days after the Closing Date and then again every 90 days thereafter (until the earliest date specified above). Upon request, the Paying Agent, shall promptly forward a copy thereof to each
Certificateholder in the Controlling Class and shall deliver or make available a copy thereof to other Certificateholders. Promptly, and in any event within two
Business Days, following any request therefor by the Depositor, a Master
Servicer, the Special Servicer, the Operating Adviser or the holder of any
Serviced Companion Mortgage Loan that is made later than two years following the
Closing Date, the Custodian (or the Trustee) shall deliver an updated schedule of exceptions, which may be in electronic format (to the extent the prior schedule showed exceptions), to the requesting Person and the Paying Agent, which shall make available a copy thereof. Upon request, the applicable Master
Servicer shall provide to the Trustee the names and addresses of each holder of a Serviced Companion Mortgage Loan of which the applicable Master Servicer has received notice in accordance with this Agreement and/or the related Loan Pair
Intercreditor Agreement.

                                      -89-

          The Trustee or its authorized agents shall retain possession and custody of each Trustee Mortgage File in accordance with and subject to the terms and conditions set forth herein.

          SECTION 2.3 SELLERS' REPURCHASE OF MORTGAGE LOANS FOR MATERIAL
DOCUMENT DEFECTS AND MATERIAL BREACHES OF REPRESENTATIONS AND WARRANTIES.

          (a) If any party hereto discovers that any document or documents constituting a part of a Mortgage File has not been delivered as and when required, has not been properly executed, or is defective on its face or discovers or receives notice of a breach of any of the representations and warranties relating to the Mortgage Loans required to be made by a Seller regarding the characteristics of the Mortgage Loans and/or related Mortgaged
Properties as set forth in the related Mortgage Loan Purchase Agreement, and, in either case, either (i) such defect or breach materially and adversely affects the interests of the holders of the Certificates in the related Mortgage Loan or
(ii) both (A) the document defect or breach materially and adversely affects the value of the Mortgage Loan and (B) the Mortgage Loan is a Specially Serviced
Mortgage Loan or Rehabilitated Mortgage Loan (such a document defect described in the preceding clause (i) or (ii), a "Material Document Defect", and such a breach described in the preceding clause (i) or (ii), a "Material Breach") such party shall give prompt written notice to the other parties hereto, to the
Operating Adviser and to each Rating Agency subject to the terms of the applicable Mortgage Loan Purchase Agreement. Promptly (but in any event within three Business Days) upon becoming aware of any such Material Document Defect or
Material Breach, the applicable Master Servicer shall, and the Special Servicer may, request that the related Seller, not later than 90 days from such Seller's receipt of the notice of such Material Document Defect or Material Breach, cure such Material Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or
Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, and such Material Document Defect or Material Breach would not cause the Mortgage Loan to be other than a
"qualified mortgage" (as defined in the Code) but the related Seller is diligently attempting to effect such correction or cure, as certified by such
Seller in an Officer's Certificate delivered to the Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is then a Specially Serviced
Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" and (y) the Material Document Defect was
identified in a certification delivered to the applicable Seller by the Trustee pursuant to Section 2.2 not less than 90 days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to a Seller pursuant to
Section 2.2 or otherwise nor possession of such certification or schedule by the
Seller shall, in and of itself, constitute delivery of notice of any Material
Document Defect or knowledge or awareness by the Seller of any Material Document
Defect listed therein.

          If any such Material Document Defect or Material Breach cannot be corrected or cured in all material respects within the above cure periods, the related Seller will be obligated, not later than the last day of such permitted cure period, to (i) repurchase the affected Mortgage Loan or REO Mortgage Loan from the Trust at the applicable Purchase Price in accordance with the related
Mortgage Loan Purchase Agreement, or (ii) if within the three-month period

                                      -90-

commencing on the Closing Date (or within the two-year period commencing on the
Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section
1.860G-2(f)), at the related Seller's option, without recourse (other than the representations and warranties made with respect thereto), replace such Mortgage
Loan or REO Mortgage Loan with a Qualifying Substitute Mortgage Loan. If such
Material Document Defect or Material Breach would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence or the previous paragraph, the repurchase must occur within 85 days from the date the related Seller was notified of the defect and substitution must occur within the sooner of (i) 85 days from the date the related Seller was notified of the defect or (ii) two years from the Closing
Date.

          As to any Qualifying Substitute Mortgage Loan or Loans, the applicable
Master Servicer shall not execute any instrument effecting the substitution unless the related Seller has delivered to the Trustee for such Qualifying
Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the related
Assignment of Mortgage, and such other documents and agreements as are required by Section 2.1, with the Mortgage Note endorsed as required by Section 2.1, and the applicable Master Servicer shall be entitled to rely on statements and certifications from the Trustee for this purpose. No substitution may be made in any calendar month after the Determination Date for such month. Monthly payments due with respect to Qualifying Substitute Mortgage Loans in the month of substitution shall not be part of the Trust and will be retained by the applicable Master Servicer and remitted by the applicable Master Servicer to the related Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Scheduled
Payment due on the related Deleted Mortgage Loan for such month and thereafter the related Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

          The applicable Master Servicer shall amend or cause to be amended the
Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualifying Substitute Mortgage Loan or Loans and upon such amendment the applicable Master Servicer shall deliver or cause to be delivered such amended Mortgage Loan Schedule to the Trustee, the Paying Agent
and the Special Servicer. Upon such substitution, the Qualifying Substitute
Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects. Upon receipt of the Trustee Mortgage File pertaining to any Qualifying
Substitute Mortgage Loans, the Trustee shall release the Trustee Mortgage File relating to such Deleted Mortgage Loan to the related Seller, and the Trustee
(and the Depositor, if necessary) shall execute and deliver such instruments of transfer or assignment in the form presented to it, in each case without recourse, representation or warranty, as shall be necessary to vest title
(provided, however, if applicable, the applicable Master Servicer will take all necessary action to register the transfer of ownership of the Mortgage related to such Deleted Mortgage Loan on the records of MERS) (to the extent that such title was transferred to the Trustee or the Depositor) in the related Seller or its designee to any Deleted Mortgage Loan (including any property acquired in respect thereof or any insurance policy proceeds relating thereto) substituted for pursuant to this Section 2.3.

          If (x) a Mortgage Loan is to be repurchased or replaced as contemplated above (a "Defective Mortgage Loan"), (y) such Defective Mortgage
Loan is cross-collateralized and

                                      -91-

cross-defaulted with one or more other Mortgage Loans ("Crossed Mortgage Loans")
and (z) the applicable document defect or breach does not constitute a Material
Document Defect or Material Breach, as the case may be, as to such Crossed
Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may be) shall be deemed to constitute a Material
Document Defect or Material Breach (as the case may be) as to each such Crossed
Mortgage Loan for purposes of the above provisions, and the related Seller shall be obligated to repurchase or replace each such Crossed Mortgage Loan in accordance with the provisions above unless, in the case of such breach or document defect, the Seller (A) provides a Nondisqualification Opinion to the
Trustee at the expense of the Seller and (B) both of the following conditions would be satisfied if the related Seller were to repurchase or replace only those Mortgage Loans as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph (the "Affected Loan(s)"): (i) the
Debt Service Coverage Ratio for all such other Mortgage Loans (excluding the
Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the lesser of (A) 0.10x below the debt service coverage ratio for all such other Mortgage Loans (including the
Affected Loan(s)) set forth in Appendix II to the Final Prospectus Supplement and (B) the debt service coverage ratio for all such Crossed Mortgage Loans
(including the Affected Loan(s)) for the four preceding calendar quarters preceding the repurchase or replacement, and (ii) the Loan-to-Value Ratio for all such Crossed Mortgage Loans (excluding the Affected Loan(s)) is not greater than the greater of (A) the loan-to-value ratio, expressed as a whole number
(taken to one decimal place), for all such Crossed Mortgage Loans (including the
Affected Loan(s)) set forth in Appendix II to the Final Prospectus Supplement plus 10% and (B) the loan-to-value ratio for all such Crossed Mortgage Loans
(including the Affected Loan(s)), at the time of repurchase or replacement. The determination of the applicable Master Servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The applicable Master Servicer will be entitled to cause to be delivered, or direct the related Seller to (in which case the related Seller shall) cause to be delivered to the applicable Master Servicer, an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of the related Seller if the scope and cost of the Appraisal is approved by the related Seller (such approval not to be unreasonably withheld).

          With respect to any Defective Mortgage Loan, to the extent that the applicable Seller is required to repurchase or substitute for such Defective
Mortgage Loan (each, a "Repurchased Loan") in the manner prescribed above while the Trustee continues to hold any Crossed Mortgage Loan, the applicable Seller and the Depositor have agreed in the related Mortgage Loan Purchase Agreement to forbear from enforcing any remedies against the other's Primary Collateral but each is permitted to exercise remedies against the Primary Collateral securing its respective Mortgage Loans, including with respect to the Trustee, the
Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Mortgage Loan or
Mortgage Loans held by such party, then both parties have agreed to forbear from exercising such remedies until the loan documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with the applicable Mortgage Loan Purchase Agreement to remove the threat of material impairment as a result of the exercise of remedies.

                                      -92-

Any reserve or other cash collateral or letters of credit securing the Crossed
Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The
Mortgagors set forth on Schedule VIII hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

          Any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a
Mortgage Loan and be a Material Document Defect: (a) the absence from the
Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed
Mortgage (or with respect to any Non-Serviced Mortgage Loan, a copy thereof)
that appears to be regular on its face, unless there is included in the Mortgage
File a certified copy of the Mortgage by the local authority with which the
Mortgage was recorded; (c) the absence from the Mortgage File of the item called for by paragraph (viii) of the definition of "Mortgage File" (or with respect to any Non-Serviced Mortgage Loan, a copy thereof). If any of the foregoing
Material Document Defects is discovered by the Custodian (or the Trustee if there is no Custodian), the Trustee (or as set forth in Section 2.3(a), the applicable Master Servicer) will take the steps described elsewhere in this section, including the giving of notices to the Rating Agencies, the parties hereto and, to the extent any Material Document Defect relates to a Serviced
Pari Passu Mortgage Loan, the holder of the related Serviced Companion Mortgage
Loan, and making demand upon the related Seller for the cure of the document defect or repurchase or replacement of the related Mortgage Loan.

          If the related Seller disputes that a Material Document Defect or
Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i)
to effect a correction or cure of such Material Document Defect or Material
Breach, (ii) to repurchase the affected Mortgage Loan from the Trust or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, each in accordance with the related Mortgage Loan Purchase Agreement, then provided that
(x) the period of time provided for the related Seller to correct, repurchase or cure has expired and (y) the Mortgage Loan is then in default and is then a
Specially Serviced Mortgage Loan, the Special Servicer may, subject to the
Servicing Standard, modify, workout or foreclose, sell or otherwise liquidate
(or permit the liquidation of) the Mortgage Loan pursuant to Section 9.5,
Section 9.12, Section 9.15 and Section 9.36, as applicable, hereof, while pursuing the repurchase claim. The related Seller has acknowledged and agreed under the related Mortgage Loan Purchase Agreement that any modification of the
Mortgage Loan pursuant to a workout shall not constitute a defense to any repurchase claim nor shall such modification and workout change the Purchase
Price due from the related Seller for any repurchase claim. In the event of any such modification and workout, the related Seller has agreed under the related
Mortgage Loan Purchase Agreement to repurchase the Mortgage Loan as modified and that the Purchase Price shall include any Work-Out Fee paid to the Special
Servicer up to the date of repurchase plus the present value (calculated at a discount rate equal to the applicable Mortgage Rate) of the Work-Out Fee that would have been payable to the Special Servicer in respect of such Mortgage Loan if the Mortgage Loan performed in accordance with its terms to its Maturity

                                      -93-

Date, provided that no amount shall be paid by the related Seller in respect of any Work-Out Fee if a Liquidation Fee already comprises (or will comprise) a portion of the Purchase Price. The related Seller shall be notified promptly and in writing by (i) the Trustee of any notice that it receives that an Option
Holder intends to exercise its Option to purchase the Mortgage Loan in accordance with and as described in Section 9.36 hereof and (ii) the Special
Servicer of any offer that it receives to purchase the applicable REO Property, each in connection with such liquidation. Upon the receipt of such notice by the related Seller, the related Seller shall then have the right to purchase the related Mortgage Loan or REO Property, as applicable, from the Trust at a purchase price equal to, in the case of clause (i) of the immediately preceding sentence, the Option Purchase Price or, in the case of clause (ii) of the immediately preceding sentence, the amount of such offer. Notwithstanding anything to the contrary contained herein or in the related Mortgage Loan
Purchase Agreement, the right of any Option Holder to purchase such Mortgage
Loan shall be subject and subordinate to the Seller's right to purchase such
Mortgage Loan as described in the immediately preceding sentence. The related
Seller shall have five (5) Business Days to notify the Trustee or the Special
Servicer, as applicable, of its intent to so purchase the Mortgage Loan or related REO Property from the date that it was notified of such intention to exercise such Option or of such offer. The Special Servicer shall be obligated to provide the related Seller with any appraisal or other third party reports relating to the Mortgaged Property within its possession to enable the related
Seller to evaluate the related Mortgage Loan or REO Property. Any sale of the related Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the related REO Property, to a Person other than the related Seller shall be without
(i) recourse of any kind (either expressed or implied) by such Person against the related Seller and (ii) representation or warranty of any kind (either expressed or implied) by the related Seller to or for the benefit of such
Person.

          The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against the related Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the applicable Master Servicer shall notify the related Seller of the discovery of the Material Document Defect or Material Breach and the related
Seller shall have 90 days to correct or cure such Material Document Defect or
Material Breach or purchase the REO Property at the Purchase Price. If the related Seller fails to correct or cure the Material Document Defect or Material
Breach or purchase the REO Property, then the provisions above regarding notice of offers related to such REO Property and the related Seller's right to purchase such REO Property shall apply. After a final liquidation of the
Mortgage Loan or REO Mortgage Loan, if a court of competent jurisdiction issues a final order after the expiration of any applicable appeal period that the related Seller is or was obligated to repurchase the related Mortgage Loan or
REO Mortgage Loan (a "Final Judicial Determination") or the related Seller otherwise accepts liability, then, but in no event later than the Termination of the Trust pursuant to Section 9.30 hereof, the related Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the related
Seller) and the Purchase Price.

          In connection with any sale or other liquidation of a Mortgage Loan or
REO Property as described in this Section 2.3, the Special Servicer shall not receive a Liquidation Fee in connection with such sale or other liquidation until a final determination has been made, as set forth in the preceding paragraph, as to whether the Seller is or was obligated to repurchase such

                                      -94-

Mortgage Loan or REO Property. Upon such determination, the Special Servicer shall be entitled to collect a Liquidation Fee (i) with respect to a determination that the Seller is or was obligated to repurchase, based upon the full Purchase Price of the related Mortgage Loan, including all related expenses up to the date the remainder of such Purchase Price is actually paid, with such
Liquidation Fee payable by the Seller or (ii) with respect to a determination that the Seller is not or was not obligated to repurchase (or the Trust decides that it will no longer pursue a claim against the Seller for repurchase), based upon the Liquidation Proceeds as received upon the actual sale or liquidation of such Mortgage Loan, with such amount to be paid from amounts in the Collection
Account.

          In any month in which the related Seller substitutes one or more
Qualifying Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the applicable Master Servicer will determine the amount (if any) by which the aggregate Principal Balance of all such Qualifying Substitute Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Mortgage Loans (in each case after application of scheduled principal portion of the monthly payments received in the month of substitution). The Depositor shall cause the related Seller to deposit the amount of such shortage into a Certificate Account in the month of substitution, without any reimbursement thereof. In addition, the Depositor shall cause the related Seller to deposit into a Certificate Account, together with such shortage, if any, an amount equal to interest on the Deleted Mortgage Loans at a rate equal to the sum of the applicable Mortgage Rate from the Due Date as to which interest was last paid up to the Due Date next succeeding such substitution together with the amount of unreimbursed Servicing Advances, amounts required to be paid to the Special Servicer but remaining unpaid or unreimbursed, and interest on unreimbursed Advances with respect to such Deleted
Mortgage Loans at the Advance Rate. The Depositor shall cause the related
Seller, in the case of the Mortgage Loans, to give notice in writing
(accompanied by an Officer's Certificate as to the calculation of such shortage)
to the Trustee, the Paying Agent and the applicable Master Servicer of such event which notice shall be accompanied by an Officer's Certificate as to the calculation of such shortfall.

          If the affected Mortgage Loan is to be repurchased, the applicable
Master Servicer shall designate a Certificate Account as the account to which funds in the amount of the Purchase Price are to be wired. Any such purchase of a Mortgage Loan shall be on a whole loan, servicing released basis.

          (b) In connection with any repurchase of or substitution for a
Mortgage Loan contemplated by this Section 2.3, the Trustee, the applicable
Master Servicer and the Special Servicer shall each tender to the related
Seller, upon delivery to each of them of a receipt executed by such Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and each document that constitutes a part of the Mortgage
File shall be endorsed or assigned to the extent necessary or appropriate to the related Seller or its designee in the same manner, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which documents were previously assigned to the Trustee, but in any event, without recourse, representation or warranty; provided that such tender by the
Trustee shall be conditioned upon its receipt from the applicable Master
Servicer of a Request for Release. The applicable Master Servicer shall, and is hereby authorized and empowered by the Trustee to, prepare, execute and deliver in its own name, on behalf of the Certificateholders and

                                      -95-

the Trustee or any of them, the endorsements and assignments contemplated by this Section 2.3, and the Trustee shall execute and deliver any powers of attorney necessary to permit the applicable Master Servicer to do so. The applicable Master Servicer shall, and is also hereby authorized and empowered by the Trustee to, reconvey to the related Seller any deposits then held in an
Escrow Account relating to the Mortgage Loan being repurchased or substituted for. The applicable Master Servicer shall indemnify the Trustee for all costs, liabilities and expenses (including attorneys' fees) incurred by the Trustee in connection with any negligent or intentional misuse of any such powers of attorney by the applicable Master Servicer.

          (c) The Mortgage Loan Purchase Agreements provide the sole remedies available to the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Material Document Defect or Material Breach.
The parties hereunder understand that (i) MSMC, as Seller under the Mortgage
Loan Purchase Agreement I will be providing the remedies with respect to the
MSMC Loans, (ii) PMCF, as Seller under the Mortgage Loan Purchase Agreement II will be providing the remedies with respect to the PMCF Loans, (iii) Wells
Fargo, as Seller under the Mortgage Loan Purchase Agreement III will be providing the remedies with respect to the Wells Fargo Loans and (iv) SunTrust, as Seller under the Mortgage Loan Purchase Agreement IV will be providing the remedies with respect to the SunTrust Loans.

          (d) The Trustee or its designee (which, with the applicable Master
Servicer's consent, may be a Master Servicer or which, with the Special
Servicer's consent, may be the Special Servicer) shall enforce the provisions of this Section 2.3.

          SECTION 2.4 REPRESENTATIONS AND WARRANTIES. The Depositor hereby represents and warrants to each Master Servicer, the Special Servicer, the
Trustee (in its capacity as Trustee of the Trust), the Fiscal Agent and the
Paying Agent as of the Closing Date that:

          (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this
Agreement, and to create the trust pursuant hereto;

          (b) The execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the
Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, (i) any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties; (ii) the certificate of incorporation or bylaws of the Depositor; or
(iii) the terms of any indenture or other agreement or instrument to which the
Depositor is a party or by which it is bound; neither the Depositor nor any of its Affiliates is a party to, bound by, or in breach of or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or to the best knowledge of the Depositor may in the future materially and adversely affect (i) the ability of the Depositor to perform its obligations

                                      -96-

under this Agreement or (ii) the business, operations, financial condition, properties or assets of the Depositor;

          (c) The execution, delivery and performance by the Depositor of this
Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

          (d) This Agreement has been duly executed and delivered by the
Depositor and, assuming due authorization, execution and delivery by the
Trustee, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms;

          (e) There are no actions, suits or proceedings pending or, to the best of the Depositor's knowledge, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will, if determined adversely to the Depositor, materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;
and

          (f) Immediately prior to the consummation of the transactions contemplated in this Agreement, the Depositor had good title to and was the sole owner of each Mortgage Loan free and clear of any and all adverse claims, charges or security interests (including liens arising under the federal tax laws or the Employee Retirement Income Security Act of 1974, as amended).

          SECTION 2.5 CONVEYANCE OF INTERESTS. Effective as of the Closing Date,
the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, in trust, all the right, title and interest of the Depositor in and to (i) the Mortgage Loans in exchange for the
REMIC I Interests, (ii) the REMIC I Regular Interests in exchange for the REMIC
II Interests, (iii) the REMIC II Regular Interests in exchange for the REMIC III
Certificates and (iv) the right to receive Excess Interest in exchange for the
Class T Certificates.

          SECTION 2.6 CERTAIN MATTERS RELATING TO NON-SERVICED MORTGAGE LOANS.

          (a) Notwithstanding anything to the contrary in this Agreement, with respect to each Mortgage Loan that is a Non-Serviced Mortgage Loan, each of the document delivery requirements set forth herein will be satisfied by the delivery by the applicable Seller of copies of each such document specified herein (other than the Mortgage Note (and all intervening endorsements)
evidencing the Mortgage Loan, with respect to which the originals shall be required); provided, the document delivery requirements for the Assignment of
Mortgage, any assignment of Assignment of Leases and any UCC-2 or UCC-3 financing statement set forth herein will be satisfied by the delivery by the applicable Seller of copies of such documents made in favor of the trustee of the Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

                                      -97-

          (b) Promptly following the Closing Date, the Trustee shall send written notice (substantially in the form of Exhibit DD attached hereto) with respect to each Non-Serviced Mortgage Loan, to each of the respective master servicer, special servicer and trustee for the related Non-Serviced Mortgage
Loan Pooling and Servicing Agreement and the other holders of the related
Non-Serviced Companion Loans, each stating that, among other things, the Trustee is the holder of the related Non-Serviced Mortgage Loan as of the Closing Date.

                                   ARTICLE III

                                THE CERTIFICATES

          SECTION 3.1 THE CERTIFICATES.

          (a) The Certificates shall be in substantially the forms set forth in the Exhibits attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this
Agreement or as may in the reasonable judgment of the Trustee or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the
Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

          The Definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

          (b) The Class A Senior Certificates and Class A-J Certificates will be issuable in denominations of $25,000 initial Certificate Balance and in any whole dollar denomination in excess thereof. The Class X-2 Certificates will be issuable in denominations of $1,000,000. The Class X-1, Class B, Class C, Class
D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class
N, Class O, Class P, Class Q and Class S Certificates will be issuable in denominations of $100,000 initial Certificate Balance or initial Notional Amount
(as applicable) or in any whole dollar denomination in excess thereof. The Class
T, Class R-I, Class R-II and Class R-III Certificates will be issued in minimum
Percentage Interests of 10% and integral multiples of 10% in excess thereof.

          (c) Each Certificate shall, on original issue, be executed by the
Certificate Registrar and authenticated by the Authenticating Agent upon the order of the Depositor. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such
Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. At any time and from time to time after

                                      -98-

the execution and delivery of this Agreement, the Depositor may deliver
Certificates to the Authenticating Agent for authentication and the
Authenticating Agent shall authenticate and deliver such Certificates as in this
Agreement provided and not otherwise. In the event that additional Certificates need to be prepared at any time subsequent to the Closing Date, the Depositor shall prepare, or cause to be prepared, deliver, or cause to be delivered, at the Depositor's expense, any such additional Certificates. With respect to the
Class A Senior, Class X, Class A-J, Class B, Class C, Class D, Class E, Class F,
Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P,
Class Q and Class S Certificates that are issued in book-entry form, on the
Closing Date, the Authenticating Agent upon the order of the Depositor shall authenticate Book-Entry Certificates that are issued to a Clearing Agency or its nominee as provided in Section 3.7 against payment of the purchase price thereof. With respect to the Class J, Class K, Class L, Class M, Class N, Class
O, Class P, Class Q and Class S Certificates that are issued in definitive form, on the Closing Date, the Authenticating Agent upon the order of the Depositor shall authenticate Definitive Certificates that are issued to the registered holder thereof against payment of the purchase price thereof.

          SECTION 3.2 REGISTRATION. The Paying Agent shall be the initial
Certificate Registrar in respect of the Certificates and the Certificate
Registrar shall maintain books for the registration and for the transfer of
Certificates (the "Certificate Register"). The Certificate Registrar may resign or be discharged or removed by the Paying Agent or the Certificateholders, and a new successor may be appointed, in accordance with the procedures and requirements set forth in Sections 7.6 and 7.7 hereof with respect to the resignation, discharge or removal of the Paying Agent and the appointment of a successor Paying Agent. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Trustee, any trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe;
provided that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

          SECTION 3.3 TRANSFER AND EXCHANGE OF CERTIFICATES.

          (a) A Certificate may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the Corporate Trust Office, duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or such Holder's duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of any
Certificate in accordance with the preceding sentence, and subject to the restrictions set forth in the other subsections of this Section 3.3, the
Certificate Registrar shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate initial
Certificate Balance, initial Notional Amount or Percentage Interest, as the case may be, as the Certificate being transferred. No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the
Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration or transfer of Certificates. The Certificate Registrar may decline to accept any request for a registration of transfer of any Certificate during the period beginning five calendar days prior to any Distribution Date.

                                      -99-

          (b) A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same initial Certificate Balance, initial
Notional Amount or Percentage Interest, as the case may be, as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the offices of the Certificate Registrar duly endorsed or accompanied by a written instrument of exchange duly executed by such Holder or such Holder's duly authorized attorney in such form as is satisfactory to the Certificate Registrar.
Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the
Certificates surrendered. No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates. Whenever any
Certificates are so surrendered for exchange, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate, date and deliver the
Certificates which the Certificateholder making the exchange is entitled to receive.

          (c) No transfer, sale, pledge or other disposition of any
Non-Registered Certificate or interest therein shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the 1933 Act and any applicable state securities laws, or is otherwise made in accordance with the 1933 Act and such state securities laws. If a transfer of any Non-Registered Certificate held as a
Definitive Certificate is to be made without registration under the 1933 Act
(other than in connection with the initial issuance of the Certificates or a transfer of such Non-Registered Certificate by the Depositor or one of its
Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon)
either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit D-1 hereto and a certificate from such Certificateholder's prospective Transferee substantially in the form attached either as Exhibit D-2A hereto or as Exhibit D-2B hereto; or
(ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer shall be made without registration under the 1933 Act, together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such
Certificateholder's prospective Transferee on which such Opinion of Counsel is based (such Opinion of Counsel shall not be an expense of the Trust or of the
Depositor, either of the Master Servicers, the Special Servicer, the Paying
Agent, the Trustee or the Certificate Registrar in their respective capacities as such). If a transfer of any interest in a Non-Registered Certificate that constitutes a Book-Entry Certificate is to be made without registration under the 1933 Act (other than in connection with the initial issuance of the
Certificates or a transfer of any interest in such Non-Registered Certificate by the Depositor or any of its Affiliates), then the Certificate Owner desiring to effect such transfer shall be required to obtain either (i) a certificate from such Certificate Owner's prospective Transferee substantially in the form attached as Exhibit D-3A hereto or as Exhibit D-3B hereto, or (ii) an Opinion of
Counsel to the effect that such transfer may be made without registration under the 1933 Act. None of the Depositor, the Fiscal Agent, the Paying Agent, the
Trustee, either of the Master Servicers, the Special Servicer or the Certificate
Registrar is obligated to register or qualify any Class of Non-Registered
Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any
Certificate. Any Certificateholder or Certificate Owner desiring to effect a transfer of Non-Registered Certificates or interests therein shall, and does hereby agree to, indemnify the Depositor, each Underwriter, the Trustee, the

                                      -100-

Fiscal Agent, each Master Servicer, the Special Servicer the Paying Agent and
the Certificate Registrar against any liability that may result if the transfer is not exempt from such registration or qualification or is not made in accordance with such federal and state laws.

          (d) No transfer of a Non-Investment Grade Certificate or Residual
Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to Title I of
ERISA or Section 4975 of the Code or any applicable federal, state or local law
("Similar Laws") materially similar to the foregoing provisions of ERISA or the
Code (each, a "Plan"), (B) in book-entry form to an Institutional Accredited
Investor who is not also a Qualified Institutional Buyer or (C) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with "plan assets" of a
Plan, unless: (i) in the case of a Non-Investment Grade Certificate that constitutes a Book-Entry Certificate and is being sold to a Qualified
Institutional Buyer, the purchase and holding of such Certificate or interest therein qualifies for the exemptive relief available under Sections I and III of
U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60;
or (ii) in the case of a Non-Investment Grade Certificate held as a Definitive
Certificate, the prospective Transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or subject the Depositor, the Trustee, the Fiscal
Agent, the Paying Agent, either of the Master Servicers, the Special Servicer or the Certificate Registrar to any obligation in addition to those undertaken in this Agreement. Each Person who acquires any Non-Investment Grade Certificate or
Residual Certificate or interest therein (unless it shall have acquired such
Certificate or interest therein from the Depositor or an Affiliate thereof or unless it shall have delivered to the Certificate Registrar the certification of facts and Opinion of Counsel referred to in clause (ii) of the preceding sentence) shall be required to deliver to the Certificate Registrar (or, in the case of an interest in a Non-Investment Grade Certificate that constitutes a
Book-Entry Certificate, to the Certificate Owner that is transferring such interest) a certification to the effect that: (i) it is neither a Plan nor any
Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan; or (ii) that, in the case of a Non-Investment Grade
Certificate, the purchase and holding of such Certificate or interest therein by such person qualifies for the exemptive relief available under Sections I and
III of PTCE 95-60 or another exemption from the "prohibited transactions" rules under ERISA by the U.S. Department of Labor or similar exemption under Similar
Laws.

          (e) Each Person who has or who acquires any Ownership Interest in a
Residual Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Paying Agent under clause (F) below to deliver payments to a Person other than such Person and to have irrevocably authorized the Certificate Registrar under clause (G) below to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of such person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                                      -101-

               (A) (1) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and a United
          States Tax Person and shall promptly notify the Certificate Registrar of any change or impending change in its status as a Permitted
          Transferee and (2) each Person holding or acquiring any Ownership
          Interest in a Residual Certificate shall be a Qualified Institutional
          Buyer and shall promptly notify the Certificate Registrar of any change or impending change in its status as a Qualified Institutional
          Buyer.

               (B) In connection with any proposed Transfer of any Ownership
          Interest in a Residual Certificate, the Certificate Registrar shall require delivery to it, and no Transfer of any Residual Certificate shall be registered until the Certificate Registrar receives, an affidavit and agreement substantially in the form attached hereto as
          Exhibit E-1 (a "Transfer Affidavit and Agreement") from the proposed
          Transferee, in form and substance satisfactory to the Certificate
          Registrar, representing and warranting, among other things, that such
          Transferee is a Permitted Transferee, that it is a Qualified
          Institutional Buyer, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed
          Transfer as a nominee, trustee or agent for any Person that is not a
          Permitted Transferee, that for so long as it retains its Ownership
          Interest in a Residual Certificate, it will endeavor to remain a
          Permitted Transferee, that it is a United States Tax Person, that if such Transferee is a partnership, trust or disregarded entity for U.S.
          federal income tax purposes, then each Person that may be allocated income from a Residual Certificate is a United States Tax Person, that it is not a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty, of any United States Tax
          Person, that it has historically paid its debts as they have come due and will continue to do so in the future, that it understands that its tax liability with respect to the Residual Certificates may exceed cash flows thereon and it intends to pay such taxes as they come due, that it will not cause income with respect to the Residual
          Certificates to be attributable to a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty, of such proposed Transferee or any other United States Tax Person, that it will provide the Certificate Registrar with all information necessary to determine that the applicable paragraphs of Section 13 of such Transfer Affidavit and Agreement are true or that Section 13 is not applicable, and that it has reviewed the provisions of this
          Section 3.3(e) and agrees to be bound by them.

               (C) Notwithstanding the delivery of a Transfer Affidavit and
          Agreement by a proposed Transferee under clause (B) above, if the
          Certificate Registrar has actual knowledge that the proposed
          Transferee is not a Permitted Transferee or is not a United States Tax
          Person, no Transfer of an Ownership Interest in a Residual Certificate
          to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring an Ownership Interest in a
          Residual Certificate shall agree (1) to require a Transfer Affidavit and Agreement from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest in such Residual
          Certificate and (2) not to transfer its

                                      -102-

          Ownership Interest in such Residual Certificate unless it provides to the Certificate Registrar a certificate substantially in the form attached hereto as Exhibit E-2 among other things stating that (x) it has conducted a reasonable investigation of the financial condition of the proposed Transferee and, as a result of the investigation, the
          Transferor determines that the proposed Transferee had historically paid its debts as they came due and found no significant evidence that the proposed Transferee will not continue to pay its debts as they come due in the future and, (y) it has no actual knowledge that such prospective Transferee is not a Permitted Transferee, is not a United
          States Tax Person, is a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty, of any United
          States Tax Person or is a Person with respect to which income on the
          Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty.

               (E) Each Person holding or acquiring an Ownership Interest in a
          Residual Certificate that is a "pass-through interest holder" within the meaning of temporary Treasury Regulation Section
          1.67-3T(a)(2)(i)(A) or is holding an Ownership Interest in a Residual
          Certificate on behalf of a "pass-through interest holder", by purchasing an Ownership Interest in such Certificate, agrees to give the Certificate Registrar written notice of its status as such immediately upon holding or acquiring such Ownership Interest in a
          Residual Certificate.

               (F) If any purported Transferee shall become a Holder of a
          Residual Certificate in violation of the provisions of this Section
          3.3(e) or if any Holder of a Residual Certificate shall lose its status as a Permitted Transferee or a United States Tax Person, then the last preceding Holder of such Residual Certificate that was in compliance with the provisions of this Section 3.3(e) shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. None of the Trustee, the Fiscal Agent, a Master Servicer, the Special Servicer, the
          Certificate Registrar or the Paying Agent shall be under any liability to any Person for any registration of Transfer of a Residual
          Certificate that is in fact not permitted by this Section 3.3(e) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

               (G) If any purported Transferee shall become a Holder of a
          Residual Certificate in violation of the restrictions in this Section
          3.3(e), or if any Holder of a Residual Certificate shall lose its status as a Permitted Transferee or a United States Tax Person, and to
          the extent that the retroactive restoration of the rights and obligations of the prior Holder of such Residual Certificate as described in clause (F) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, but not the obligation, to sell or cause to be sold such Residual
          Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such noncomplying Holder shall promptly endorse and deliver such

                                      -103-

          Residual Certificate in accordance with the instructions of the
          Certificate Registrar. Such purchaser may be the Certificate Registrar itself or any Affiliate of the Certificate Registrar. The proceeds of such sale, net of the commissions (which may include commissions payable to the Certificate Registrar or its Affiliates), expenses and taxes due, if any, will be remitted by the Certificate Registrar to such noncomplying Holder. The terms and conditions of any sale under this clause (G) shall be determined in the sole discretion of the
          Certificate Registrar, and the Certificate Registrar shall not be liable to any Person having an Ownership Interest in a Residual
          Certificate as a result of its exercise of such discretion.

Each Master Servicer, on behalf of the Paying Agent, shall make available, upon written request from the Paying Agent, to the Internal Revenue Service and those
Persons specified by the REMIC Provisions, all information in its possession or reasonably available to it necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person
who is not a Permitted Transferee, including the information described in
Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is not a Permitted Transferee. The
Person holding such Ownership Interest shall be responsible for the reasonable compensation of each Master Servicer and the Paying Agent for providing such information.

          The provisions of this Section 3.3(e) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee, the
Paying Agent, the Certificate Registrar, each Master Servicer, the Operating
Adviser and the Depositor the following:

               (A) written notification from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to qualify, downgrade or withdraw its then current rating of any Class of Certificates; and

               (B) an Opinion of Counsel, in form and substance satisfactory to the Trustee, the Certificate Registrar and the Depositor, to the
          effect that such modification of, addition to or elimination of such provisions will not cause any of REMIC I, REMIC II or REMIC III to (x)
          cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted
          Transferee.

          (f) None of the Master Servicers, the Special Servicer, the Trustee,
the Fiscal Agent, the Paying Agent or the Certificate Registrar shall have any liability to the Trust arising from a transfer of any Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section
3.3; provided, however, that the Certificate Registrar shall not register the transfer of a Residual Certificate if it has actual knowledge that the proposed transferee does

                                      -104-

not meet the qualifications of a permitted Holder of a Residual Certificate as set forth in Section 3.3(e); provided, further, that the Certificate Registrar shall not register the transfer of a Noneconomic Residual Interest if it shall have received notice that the Transferor has determined, as a result of the investigation under Section 3.3(e)(D), that the proposed Transferee has not paid its debts as they came due or that it will not pay its debts as they come due in the future. The Certificate Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restriction on transfer or exchange of Certificates or any interest therein imposed under this Article
III or under applicable law other than to require delivery of the certifications and/or opinions described in this Article III; provided, however, that the
Certificate Registrar shall not register the transfer of a Residual Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Residual Certificate as set forth in
Section 3.3(e). The Certificate Registrar shall have no liability for transfers
(including without limitation transfers made through the book-entry facilities of the Depository or between or among Participants or Certificate Owners) made in violation of applicable restrictions, provided that the Certificate Registrar has satisfied its duties expressly set forth in Sections 3.3(c), 3.3(d) and
3.3(e).

          (g) All Certificates surrendered for transfer and exchange shall be physically cancelled by the Certificate Registrar, and the Certificate Registrar
shall hold such cancelled Certificates in accordance with its standard procedures.

          (h) The Certificate Registrar shall provide a Master Servicer, the
Special Servicer and the Depositor, upon written request, with an updated copy of the Certificate Register within a reasonable period of time following receipt of such request.

          (i) Unless and until it is exchanged in whole for the individual
Certificates represented thereby, a Global Certificate representing all of the
Certificates of a Class may not be transferred, except as a whole by the
Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Clearing Agency or a nominee of such successor
Clearing Agency, and no such transfer to any such other Person may be registered; provided that this subsection (i) shall not prohibit any transfer of a Certificate of a Class that is issued in exchange for a Global Certificate of the same Class pursuant to Section 3.9 below. Nothing in this subsection (i)
shall prohibit or render ineffective any transfer of a beneficial interest in a
Global Certificate effected in accordance with the other provisions of this
Section 3.3.

          SECTION 3.4 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (A)
any mutilated Certificate is surrendered to the Certificate Registrar, or the
Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (B) except in the case of a mutilated
Certificate so surrendered, there is delivered to the Certificate Registrar such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Certificate Registrar shall execute, and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new
Certificate of like tenor and interest in the Trust. In connection with the issuance of any new Certificate under this Section 3.4, the Certificate
Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed

                                      -105-

in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 3.4 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 3.5 PERSONS DEEMED OWNERS. Prior to presentation of a
Certificate for registration of transfer, a Master Servicer, the Special
Servicer, the Fiscal Agent, the Trustee, the Operating Adviser, the Paying Agent
and any agent of a Master Servicer, the Special Servicer, the Fiscal Agent, the
Paying Agent, the Trustee or the Operating Adviser may treat the Person in whose name any Certificate is registered as of the related Record Date as the owner of such Certificate for the purpose of receiving distributions as provided in this
Agreement and for all other purposes whatsoever, and neither a Master Servicer, the Special Servicer, the Fiscal Agent, the Trustee, the Paying Agent, the
Operating Adviser nor any agent of a Master Servicer, the Special Servicer, the
Fiscal Agent, the Trustee, the Paying Agent, or the Operating Adviser shall be affected by any notice to the contrary.

          SECTION 3.6 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

          If three or more Certificateholders, a Certificateholder holding all the Certificates of any Class of Certificates, a Master Servicer, the Special
Servicer, the Paying Agent, the Trustee, the Operating Adviser or the Depositor
(A) request in writing from the Certificate Registrar a list of the names and addresses of Certificateholders and (B) in the case of a request by
Certificateholders, state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, then the Certificate Registrar shall, within ten
Business Days after the receipt of such request, afford such Certificateholders, a Master Servicer, the Special Servicer, the Depositor, the Paying Agent, the
Trustee or the Operating Adviser, as applicable, access during normal business hours to a current list of the Certificateholders. The expense of providing any such information requested by such Person shall be borne by the party requesting such information and shall not be borne by the Certificate Registrar or the
Trustee. Every Certificateholder, by receiving and holding a Certificate, agrees that the Certificate Registrar and the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the
Certificateholders hereunder, regardless of the source from which such information was derived.

          SECTION 3.7 BOOK-ENTRY CERTIFICATES.

          (a) The Class A-1, Class A-1A, Class A-2A, Class A-2B, Class A-AB,
Class A-3, Class A-4A, Class A-4B, Class A-J, Class X-1, Class X-2, Class B,
Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L,
Class M, Class N, Class O, Class P, Class Q and Class S Certificates, upon original issuance, each shall be issued in the form of one or more Certificates representing the Book-Entry Certificates, to be delivered to the Certificate
Registrar, as custodian for The Depository Trust Company (the "Depository"), the
initial Clearing Agency, by, or on behalf of, the Depositor, provided, that any
Non-Investment Grade Certificates sold to Institutional Accredited Investors that are not Qualified Institutional Buyers will be issued as Definitive
Certificates. The Certificates shall initially be registered on the Certificate
Register in the name of Cede & Co., the nominee of the Depository, as the initial Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's

                                      -106-

interest in the Certificates, except as provided in Section 3.9. Unless and until Definitive Certificates have been issued to the Certificate Owners pursuant to Section 3.9:

               (i) the provisions of this Section 3.7 shall be in full force and effect with respect to each such Class;

               (ii) the Depositor, each Master Servicer, the Paying Agent, the
Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Certificates) as the authorized representative of the Certificate Owners;

               (iii) to the extent that the provisions of this Section 3.7 conflict with any other provisions of this Agreement, the provisions of this
Section 3.7 shall control with respect to each such Class; and

               (iv) the rights of the Certificate Owners of each such Class shall be exercised only through the Clearing Agency and the applicable
Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Participants.
Pursuant to the Depository Agreement, unless and until Certificates are issued pursuant to Section 3.9, the initial Clearing Agency will make book-entry transfers among the Participants and receive and transmit distributions of principal and interest on the related Certificates to such Participants.

          (b) For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of the
Certificates evidencing a specified percentage of the aggregate unpaid principal amount of Certificates, such direction or consent may be given by the Clearing
Agency at the direction of Certificate Owners owning Certificates evidencing the requisite percentage of principal amount of Certificates. The Clearing Agency may take conflicting actions with respect to the Certificates to the extent that such actions are taken on behalf of the Certificate Owners.

          (c) The Certificates of each Class (other than the Residual
Certificates) initially sold in reliance on Rule 144A or with respect to the
Class E, Class F, Class G, Class H and Class J Certificates sold to
Institutional Accredited Investors shall be represented by the Rule 144A-IAI
Global Certificate for such Class, which shall be deposited with the Certificate
Registrar, as custodian for the Depository and registered in the name of Cede &
Co. as nominee of the Depository. The Class K, Class L, Class M, Class N, Class
O, Class P, Class Q and Class S Certificates initially sold to Institutional
Accredited Investors that are not Qualified Institutional Buyers shall be represented by IAI Definitive Certificates for such Class. The Certificates evidenced by any Rule 144A-IAI Global Certificate or IAI Definitive Certificate
shall be subject to certain restrictions on transfer as set forth in Section 3.3 hereof and shall bear legend(s) regarding such restrictions described herein.

          (d) The Certificates of each Class (other than the Residual
Certificates) initially sold in offshore transactions in reliance on Regulation
S shall be represented by the Regulation S Temporary Global Certificate for such
Class, which shall be deposited with the Certificate Registrar, as custodian for the Depository and registered in the name of Cede & Co. as

                                      -107-

nominee of the Depository. Not earlier than the Release Date, beneficial interests in any Regulation S Temporary Global Certificate shall be exchangeable for beneficial interests in the Regulation S Permanent Global Certificate for
such Class. Beneficial interests in any Regulation S Temporary Global
Certificate may be held only through Euroclear Bank or Clearstream Bank;
provided, however, that such interests may be exchanged for interests in the
Rule 144A-IAI Global Certificate for such Class in accordance with the certification requirements described in Section 3.7(f). The Regulation S
Permanent Global Certificates shall be deposited with the Certificate Registrar, as custodian for the Depository and registered in the name of Cede & Co. as nominee of the Depository.

          On or prior to the Release Date and on or prior to any Distribution
Date occurring prior to the Release Date, each Certificate Owner of a Regulation
S Temporary Global Certificate that holds a beneficial interest therein on the
Release Date or on any such Distribution Date, as the case may be, must deliver to Euroclear Bank or Clearstream Bank (as applicable) a Regulation S
Certificate; provided, however, that any Certificate Owner that holds a beneficial interest in a Regulation S Temporary Global Certificate on the
Release Date or on any such Distribution Date that has previously delivered a
Regulation S Certificate to Euroclear Bank or Clearstream Bank with respect to its interest therein does not need to deliver any subsequent Regulation S
Certificate (unless the certificate previously delivered is no longer true as of such subsequent date, and such Certificate Owner must promptly notify Euroclear
Bank or Clearstream Bank, as applicable, thereof). Euroclear Bank or Clearstream
Bank, as applicable, shall be required to promptly deliver to the Certificate
Registrar a certificate substantially in the form of Exhibit I hereto to the effect that it has received the requisite Regulation S Certificates for each such Class, and no Certificate Owner (or transferee from any such Certificate
Owner) shall be entitled to receive an interest in the Regulation S Permanent
Global Certificate for such Class or any payment or principal or interest with respect to its interest in such Regulation S Temporary Global Certificate prior to the Certificate Registrar receiving such certification from Euroclear Bank or
Clearstream Bank with respect to the portion of the Regulation S Temporary
Global Certificate owned by such Certificate Owner (and, with respect to an interest in the applicable Regulation S Permanent Global Certificate, prior to the Release Date). After the Release Date, distributions due with respect to any beneficial interest in a Regulation S Temporary Global Certificate shall not be made to the holders of such beneficial interests unless exchange for a beneficial interest in the related Regulation S Permanent Global Certificate is improperly withheld or refused. No interest in a Regulation S Global Certificate may be held by or transferred to a U.S. Person (as defined in Regulation S)
except for exchanges for a beneficial interest in the Rule 144A-IAI Global
Certificate for such Class as described in Section 3.7(f).

          (e) Except in the limited circumstances described below in Section
3.9, owners of beneficial interests in Global Certificates shall not be entitled to receive physical delivery of Definitive Certificates. The Certificates are not issuable in bearer form. Upon the issuance of each Global Certificate, the
Depository or its custodian shall credit, on its internal system, the respective principal amount of the individual beneficial interests represented by such
Global Certificate to the accounts of Persons who have accounts with such
Depository. Such accounts initially shall be designated by or on behalf of the
Underwriters and Placement Agents. Ownership of beneficial interests in a Global
Certificate shall be limited to Customers or Persons who hold interests directly or indirectly through Customers. Ownership of beneficial interests in the Global
Certificates shall be shown on, and the transfer of that ownership shall be effected only

                                      -108-

through, records maintained by the Depository or its nominee (with respect to interests of Customers) and the records of Customers (with respect to interests of Persons other than Customers).

          So long as the Depository, or its nominee, is the registered holder of a Global Certificate, the Depository or such nominee, as the case may be, shall be considered the sole owner and holder of the Certificates represented by such
Global Certificate for all purposes under this Agreement and the Certificates, including, without limitation, obtaining consents and waivers thereunder, and the Trustee, the Paying Agent and the Certificate Registrar shall not be affected by any notice to the contrary. Except under the circumstance described in Section 3.9, owners of beneficial interests in a Global Certificate will not be entitled to have any portions of such Global Certificate registered in their names, will not receive or be entitled to receive physical delivery of
Definitive Certificates in certificated form and shall not be considered the owners or holders of the Global Certificate (or any Certificates represented thereby) under this Agreement or the Certificates. In addition, no Certificate
Owner of an interest in a Global Certificate shall be able to transfer that interest except in accordance with the Depository's applicable procedures (in addition to those under this Agreement and, if applicable, those of Euroclear
Bank and Clearstream Bank).

          (f) Any holder of an interest in a Regulation S Global Certificate shall have the right, upon prior written notice to the Certificate Registrar,
Euroclear Bank or Clearstream Bank, as applicable, and the Depository, in the form of an Exchange Certification (substantially in the form of Exhibit H attached hereto), to exchange all or a portion of such interest (in authorized denominations as set forth in Section 3.1(b)) for an equivalent interest in the
Rule 144A-IAI Global Certificate for such Class in connection with a transfer of its interest therein to a transferee that is eligible to hold an interest in such Rule 144A-IAI Global Certificate as described herein; provided, however, that no Exchange Certification shall be required if any such exchange occurs after the Release Date. Any holder of an interest in the Rule 144A-IAI Global
Certificate shall have the right, upon prior written notice to the Certificate
Registrar, the Depository and Euroclear Bank or Clearstream Bank, as applicable, in the form of an Exchange Certification, to exchange all or a portion of such interest (in authorized denominations as set forth in Section 3.1(b)) for an equivalent interest in the Regulation S Global Certificate for such Class in connection with a transfer of its interest therein to a transferee that is eligible to hold an interest in such Regulation S Global Certificate as described herein; provided, however, that if such exchange occurs prior to the
Release Date, the transferee shall acquire an interest in a Regulation S
Temporary Global Certificate only and shall be subject to all of the restrictions associated therewith described in Section 3.7(d). Following receipt of any Exchange Certification or request for transfer, as applicable, by the
Certificate Registrar: (i) the Certificate Registrar shall endorse the schedule to any Global Certificate representing the Certificate or Certificates being exchanged to reduce the stated principal amount of such Global Certificate by the denominations of the Certificate or Certificates for which such exchange is to be made, and (ii) the Certificate Registrar shall endorse the schedule to any
Global Certificate representing the Certificate or Certificates for which such exchange is to be made to increase the stated principal amount of such Global
Certificate by the denominations of the Certificate or Certificates being exchanged therefor. The form of the Exchange Certification shall be available from the Certificate Registrar.

                                      -109-

          SECTION 3.8 NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related
Certificateholders pursuant to Section 3.9, the Paying Agent shall give all such notices and communications specified herein to be given to Holders of the
Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related Participants in accordance with its applicable rules, regulations and procedures.

          SECTION 3.9 DEFINITIVE CERTIFICATES.

          (a) Definitive Certificates will be issued to the owners of beneficial interests in a Global Certificate or their nominees if (i) the Clearing Agency notifies the Depositor and the Certificate Registrar in writing that the
Clearing Agency is unwilling or unable to continue as depositary for such Global
Certificate and a qualifying successor depositary is not appointed by the
Depositor within 90 days thereof, (ii) the Trustee has instituted or caused to be instituted or has been directed to institute any judicial proceeding in a court to enforce the rights of the Certificateholders under this Agreement and under such Global Certificate and the Trustee has been advised by counsel that in connection with such proceeding it is necessary or advisable for the Trustee or its custodian to obtain possession of such Global Certificate, or (iii) after the occurrence of an Event of Default, Certificate Owners representing a majority in aggregate outstanding Certificate Balance of such Global Certificate advise the Clearing Agency through the Participants in writing (and the Clearing
Agency so advises the Depositor, the Certificate Registrar and each Master
Servicer in writing) that the continuation in global form of the Certificates being evidenced by such Global Certificate is no longer in their best interests;
provided, that under no circumstances will Definitive Certificates be issued to
Certificate Owners of the Regulation S Temporary Global Certificate. Upon notice of the occurrence of any of the events described in the preceding sentence, the
Certificate Registrar shall notify the Clearing Agency and request the Clearing
Agency to notify all Certificate Owners, through the applicable Participants, of the occurrence of the event and of the availability of Definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the
Certificate Registrar of the Global Certificates by the Clearing Agency,
accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall execute, and the Authenticating
Agent shall authenticate and deliver, the Definitive Certificates. None of the
Depositor, the Trustee, the Paying Agent, the Certificate Registrar or the
Fiscal Agent, shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable with respect to such Definitive Certificates, and the
Certificate Registrar and the Trustee and the Paying Agent shall recognize the
Holders of Definitive Certificates as Certificateholders hereunder.

          (b) Distributions of principal and interest on the Definitive
Certificates shall be made by the Paying Agent directly to holders of Definitive
Certificates in accordance with the procedures set forth in this Agreement.

                                      -110-

                                   ARTICLE IV

                                    ADVANCES

          P&I Advances and Servicing Advances shall be made as provided herein by the applicable Master Servicer and, if such Master Servicer does not make such Advances, by the Trustee and if the Trustee does not make such Advances, by the Fiscal Agent except to the extent that such Master Servicer, the Trustee or the Fiscal Agent, as applicable, determines in accordance with Section 4.4 below, that any such Advance would be a Nonrecoverable Advance.

          SECTION 4.1 P&I ADVANCES BY MASTER SERVICER.

          (a) On or prior to the Advance Report Date, the applicable Master
Servicer shall notify the Trustee and the Paying Agent if the P&I Advance Amount
for such Distribution Date is greater than zero, and the applicable Master
Servicer shall make a P&I Advance in respect of each Mortgage Loan of such amount no later than the Master Servicer Remittance Date. It is understood that the obligation of the applicable Master Servicer to make such P&I Advances is mandatory and shall apply through any court appointed stay period or similar payment delay resulting from any insolvency of the Mortgagor or related bankruptcy. Notwithstanding the foregoing, the applicable Master Servicer shall not be required to make such P&I Advance, if such Master Servicer determines, in accordance with Section 4.4 below, that any such P&I Advance would be a
Nonrecoverable Advance and shall not make such P&I Advance if the Special
Servicer has determined in accordance with the Servicing Standard that such P&I
Advance if made would be a Nonrecoverable Advance and has directed the applicable Master Servicer not to make such P&I Advance; provided that the
Special Servicer shall be under no obligation to make such determination. Such determination shall be conclusive and binding on the Trustee, the Fiscal Agent and the Certificateholders. The Special Servicer shall not make P&I Advances under this Agreement. If the applicable Master Servicer fails to make a P&I
Advance that it is required to make under this Section 4.1, it shall promptly notify the Trustee and the Paying Agent of such failure. If the Trustee fails to make a P&I Advance that it is required to make under this Agreement, it shall promptly notify the Fiscal Agent and the Paying Agent of such failure.

          (b) If the applicable Master Servicer determines that there is a P&I
Advance Amount for a Distribution Date, such Master Servicer shall on the related Master Servicer Remittance Date either (A) deposit in a Certificate
Account an amount equal to the P&I Advance Amount or (B) utilize funds in a
Certificate Account being held for future distributions or withdrawals to make such Advance (or a combination of clauses (A) and (B) if the funds in such
Certificate Account being held for future distributions or withdrawals are insufficient). Any funds being held in a Certificate Account for future distribution or withdrawal and so used shall be replaced by the applicable
Master Servicer from its own funds by deposit in such Certificate Account on or before any future Master Servicer Remittance Date to the extent that funds in such Certificate Account on such Master Servicer Remittance Date shall be less than payments to the Paying Agent or other Persons required to be made on such date.

          SECTION 4.1A P&I ADVANCES WITH RESPECT TO NON-SERVICED MORTGAGE LOANS
AND SERVICED PARI PASSU MORTGAGE LOANS.

                                      -111-

          With respect to the Non-Serviced Mortgage Loans and Serviced Pari
Passu Mortgage Loans (the "P&I Pari Passu Loans"), the applicable Master
Servicer shall make its determination that a P&I Advance previously made on any
P&I Pari Passu Loan is a Nonrecoverable Advance or that any proposed P&I
Advance, if made, would constitute a Nonrecoverable Advance with respect to such
P&I Pari Passu Loan in accordance with Section 4.1 independently of any determination made by any Other Master Servicer under the related Other
Companion Loan Pooling and Servicing Agreement in respect of any P&I Pari Passu
Loan following deposit of the Non-Serviced Companion Mortgage Loans or Serviced
Companion Mortgage Loans into a commercial mortgage securitization trust, and the Other Master Servicer shall make its own determination that it has made a
P&I Advance that is a Nonrecoverable Advance (both as defined in the related
Other Companion Loan Pooling and Servicing Agreement) or that any proposed P&I
Advance, if made, would constitute a Nonrecoverable Advance (both as defined in the related Other Companion Loan Pooling and Servicing Agreement) with respect to the Non-Serviced Companion Mortgage Loans or Serviced Companion Mortgage
Loans, as applicable, in accordance with the related Other Companion Loan
Pooling and Servicing Agreement. The determination by either the applicable
Master Servicer or the Other Master Servicer made on the earlier of (i) the
Advance Report Date and (ii) the Other Advance Report Date that any such P&I
Advance is nonrecoverable shall be binding on the Other Master Servicer and the applicable Master Servicer, as applicable, the Certificateholders and the holders of any securities relating to the Non-Serviced Companion Mortgage Loans or Serviced Companion Mortgage Loans, as applicable. The applicable Master
Servicer shall not make a P&I Advance with respect to any P&I Pari Passu Loan after its receipt of notice from the related Other Master Servicer that it has determined that it has made a P&I Advance that is a Nonrecoverable Advance on the Non-Serviced Companion Mortgage Loans or Serviced Companion Mortgage Loans,
as applicable, or that any proposed P&I Advance, if made, would constitute a
Nonrecoverable Advance pursuant to the relevant Other Companion Loan Pooling and
Servicing Agreement.

          If the applicable Master Servicer determines that a P&I Advance would be (if made), or any outstanding P&I Advance previously made is, a
Nonrecoverable Advance, the applicable Master Servicer shall provide the Other
Master Servicer written notice of such determination. If the applicable Master
Servicer receives written notice by the Other Master Servicer that it has determined, with respect to any Mortgage Loan, that any proposed future P&I
Advance would be, or any outstanding P&I Advance is, a Nonrecoverable Advance, the applicable Master Servicer shall not make any additional P&I Advances with respect to such Mortgage Loan. Notwithstanding the foregoing, the applicable
Master Servicer shall continue to have the discretion provided in this Agreement to determine that any future P&I Advance or outstanding P&I Advance would be, or is, as applicable, a Nonrecoverable Advance. Once such a determination is made by the applicable Master Servicer or such Master Servicer receives written notice of such determination by the Other Master Servicer, the applicable Master
Servicer shall follow the process set forth in this paragraph before making any additional P&I Advances with respect to such Mortgage Loan.

          Following a securitization of a Serviced Companion Mortgage Loan, the applicable Master Servicer shall be required to deliver to the related Other
Master Servicer the following information: (i) the CMSA Reports and any other loan related information (in the form received) that is reasonably requested by the Other Master Servicer relating to the related

                                      -112-

Serviced Pari Passu Mortgage Loan, and applicable to a determination that an
Advance is or would be a Nonrecoverable Advance, within one Business Day of the applicable Master Servicer's receipt thereof, (ii) notice of any Servicing
Advance it, the Trustee or the Fiscal Agent makes with respect to the related
Serviced Pari Passu Mortgage Loan within one Business Day of the making of such
Advance and (iii) notice of any determination that any Servicing Advance is a
Nonrecoverable Advance within one Business Day thereof.

          SECTION 4.2 SERVICING ADVANCES. The applicable Master Servicer and, if the applicable Master Servicer does not, the Trustee to the extent the Trustee receives written notice from the Paying Agent that such Advance has not been made by the applicable Master Servicer, and if the Trustee does not, the Fiscal
Agent (to the extent the Fiscal Agent receives written notice that such Advance has not been made by the Trustee), shall make Servicing Advances to the extent provided in this Agreement, except to the extent that the applicable Master
Servicer, the Trustee or the Fiscal Agent, as applicable, determines in accordance with Section 4.4 below, that any such Advance would be a
Nonrecoverable Advance and, subject to the last sentence of this Section 4.2, except to the extent the Special Servicer determines in accordance with the
Servicing Standard and Section 4.4 that such Advance, if made, would be a
Nonrecoverable Advance, in which event the Special Servicer shall promptly direct the applicable Master Servicer not to make such Advance; provided that the Special Servicer shall be under no obligation to make such determination.
Such determination by the applicable Master Servicer or the Special Servicer shall be conclusive and binding on the Trustee, the Fiscal Agent and the
Certificateholders and, in the case of any B Note, the holder of the related B
Note and, in the case of any Serviced Pari Passu Mortgage Loan, the holder of the related Serviced Companion Mortgage Loan. Notwithstanding any other provision of this Agreement, the Special Servicer shall not be required to make
Servicing Advances under this Agreement but may make such Servicing Advances at its option in which event the applicable Master Servicer shall reimburse the
Special Servicer for such Servicing Advance with interest thereon at the Advance
Rate within 20 days of receipt of a statement therefor and, upon such reimbursement, the applicable Master Servicer shall be deemed to have made such
Servicing Advance at the same time the Special Servicer made such Servicing
Advance and shall be entitled to reimbursement therefor pursuant to Section 5.2.
The applicable Master Servicer shall promptly notify the Paying Agent in writing if it has failed to make a Servicing Advance that it is required to make hereunder. Promptly after discovering or receiving notice that the applicable
Master Servicer has failed to make a Servicing Advance that such Master Servicer is required to make hereunder, the Paying Agent shall promptly notify the
Trustee in writing of the failure by such Master Servicer to make such Servicing
Advance. The Trustee shall promptly notify the Paying Agent in writing if it has failed to make a Servicing Advance that it is required to make hereunder.
Promptly after discovering or receiving notice that the Trustee has failed to make a Servicing Advance that the Trustee is required to make hereunder, the
Paying Agent shall promptly notify the Fiscal Agent in writing of the failure by the Trustee to make such Servicing Advance. The applicable Master Servicer may make Servicing Advances in its own discretion if it determines that making such
Servicing Advance is in the best interest of the Certificateholders, even if such Master Servicer or the Special Servicer has determined, in accordance with
Section 4.4 below, that any such Advance would be a Nonrecoverable Advance.

          The applicable Non-Serviced Mortgage Loan Master Servicer is obligated to make Servicing Advances pursuant to the related Non-Serviced Mortgage Loan
Pooling and

                                      -113-

Servicing Agreement with respect to any Non-Serviced Mortgage Loan, and the applicable Master Servicer shall not have any obligation to make Servicing
Advances with respect to such Mortgage Loan.

          SECTION 4.3 ADVANCES BY THE TRUSTEE AND THE FISCAL AGENT.

          (a) To the extent that the applicable Master Servicer fails to make a
P&I Advance with respect to a Mortgage Loan by the Master Servicer Remittance
Date (other than a P&I Advance that such Master Servicer or the Special Servicer determines is a Nonrecoverable Advance), the Trustee shall make such P&I Advance with respect to such Mortgage Loan to the extent the Trustee receives written notice from the Paying Agent not later than 10:00 a.m. (New York City time) on the Distribution Date that such Advance has not been made by the applicable
Master Servicer on the Master Servicer Remittance Date unless the Trustee determines that such P&I Advance, if made, would be a Nonrecoverable Advance. To the extent that the Trustee fails to make a P&I Advance required to be made by the Trustee hereunder on the Distribution Date (other than a P&I Advance that the applicable Master Servicer, the Special Servicer or the Trustee determines is a Nonrecoverable Advance), it shall notify the Fiscal Agent and the Fiscal
Agent will advance such P&I Advance unless the Fiscal Agent determines that any such P&I Advance, if made, would be a Nonrecoverable Advance. To the extent that the Fiscal Agent is required hereunder to make P&I Advances on the Mortgage
Loans, it shall deposit the amount thereof in the Distribution Account by 1:00
p.m. (New York City time) on each such Distribution Date. The Paying Agent shall notify the Trustee in writing as soon as practicable, but not later than 10:00
a.m. (New York City time) on the Distribution Date if the applicable Master
Servicer has failed to make a P&I Advance. The Paying Agent shall notify the
Fiscal Agent in writing as soon as practicable, but not later than 12:00 noon
(New York City time) on the Distribution Date if the Trustee has failed to make a P&I Advance.

          (b) To the extent that the applicable Master Servicer fails to make a
Servicing Advance by the date such Servicing Advance is required to be made
(other than a Servicing Advance that such Master Servicer determines is a
Nonrecoverable Advance), and a Responsible Officer of the Trustee receives notice thereof, the Trustee shall make such Servicing Advance promptly, but in any event, not later than five Business Days after notice thereof in accordance with Section 4.2, unless the Trustee determines that such Servicing Advance, if made, would be a Nonrecoverable Advance.

          (c) To the extent that the Trustee fails to make a Servicing Advance required to be made by the Trustee hereunder by the later of (i) the date such
Servicing Advance is required to be made and (ii) five Business Days after the date the Trustee has received notice pursuant to subsection (b) above, that such
Servicing Advance has not been made by the applicable Master Servicer (other than a Servicing Advance that such Master Servicer or the Trustee has determined to be a Nonrecoverable Advance), and the Fiscal Agent shall have received written notice thereof, the Fiscal Agent will promptly advance such Servicing
Advance, unless the Fiscal Agent determines that such Servicing Advance, if made, would be a Nonrecoverable Advance.

          The initial Trustee's failure to make any Advance required to be made by it hereunder shall not constitute a default by the initial Trustee hereunder if the initial Fiscal Agent makes such Advance at or before the time when the
Trustee was required to make such Advance.

                                      -114-

          SECTION 4.4 EVIDENCE OF NONRECOVERABILITY.

          (a) If the applicable Master Servicer or the Special Servicer determines at any time, in its sole discretion, exercised in good faith, that any Advance previously made (or Unliquidated Advance in respect thereof) or any proposed Advance, if made, would constitute a Nonrecoverable Advance, such determination shall be evidenced by an Officer's Certificate delivered to the
Trustee, the applicable Master Servicer (in the case of any such determination by the Special Servicer), the Paying Agent, the Special Servicer (in the case of any such determination by the applicable Master Servicer), the Operating Adviser and the Rating Agencies (and the holder of the Serviced Companion Mortgage Loan if the Advance relates to a Loan Pair, and the holder of the B Note if the
Advance relates to an A/B Mortgage Loan) by the Business Day prior to the
Distribution Date. Such Officer's Certificate shall set forth the reasons for such determination of nonrecoverability, together with, to the extent such information, report or document is in the applicable Master Servicer's or
Special Servicer's possession, any related financial information such as related income and expense statements, rent rolls, occupancy status, property inspections and any Appraisals performed within the last 12 months on the
Mortgaged Property, and, if such reports are used by the applicable Master
Servicer or the Special Servicer, as applicable, to determine that any P&I
Advance or Servicing Advance, as applicable, would be a Nonrecoverable Advance, any engineers' reports, environmental surveys, internal final valuations or other information relevant thereto which support such determination. If the
Trustee or the Fiscal Agent, as applicable, determines at any time that any portion of an Advance previously made or a portion of a proposed Advance that the Trustee or the Fiscal Agent, as applicable, is required to make pursuant to this Agreement, if made, would constitute a Nonrecoverable Advance, such determination shall be evidenced by an Officer's Certificate of a Responsible
Officer of the Trustee or the Fiscal Agent, as applicable, delivered to the
Depositor, the applicable Master Servicer, the Special Servicer, the Paying
Agent and the Operating Adviser similar to the Officer's Certificate of the applicable Master Servicer or the Special Servicer described in the prior sentence. If the Special Servicer determines at any time that any portion of an
Advance previously made would constitute a Nonrecoverable Advance (provided, that the Special Servicer shall have no obligation to make such determination), such determination shall be evidenced by an Officer's Certificate of a
Responsible Officer of the Special Servicer, delivered to the Depositor, the applicable Master Servicer, the Trustee, the Fiscal Agent, the Paying Agent and
the Operating Adviser similar to the Officer's Certificate of the applicable
Master Servicer described above. For the avoidance of doubt, the Special
Servicer shall not have any right to revise any nonrecoverability determination that may have been made by the applicable Master Servicer, the Trustee or the
Fiscal Agent. Each of the applicable Master Servicer, the Trustee and the Fiscal
Agent shall be entitled to rely on any nonrecoverability determination that is made by the Special Servicer as aforesaid. The Trustee and the Fiscal Agent shall not be required to make an Advance that the applicable Master Servicer or the Special Servicer (or with respect to a Mortgage Loan included in a Loan Pair or any Non-Serviced Mortgage Loan, the related Other Master Servicer) has previously determined to be a Nonrecoverable Advance. Notwithstanding any other provision of this Agreement, none of the applicable Master Servicer, the Special
Servicer, the Trustee or the Fiscal Agent shall be obligated to, nor shall it, make any Advance or make any payment that is designated in this Agreement to be an Advance, if it determines in its good faith judgment that such Advance or such payment (including interest accrued thereon at the Advance Rate) would be a
Nonrecoverable Advance. A Master Servicer's or the Special Servicer's
determination in accordance with the above provisions

                                      -115-

shall be conclusive and binding on the Trustee, the Fiscal Agent, the Paying
Agent and the Certificateholders. The applicable Master Servicer shall consider
Unliquidated Advances in respect of prior P&I Advances and Servicing Advances as outstanding Advances for purposes of nonrecoverablility determinations as if such Unliquidated Advance were a P&I Advance or Servicing Advance, as applicable.

          (b) Any Non-Serviced Mortgage Loan Master Servicer, Non-Serviced
Mortgage Loan Trustee, as applicable, shall be entitled to reimbursement for
Pari Passu Loan Nonrecoverable Advances pursuant to and to the extent set forth in the related Non-Serviced Mortgage Loan Intercreditor Agreement (with, in each case, any accrued and unpaid interest thereon provided for under the related
Non-Serviced Mortgage Loan Pooling and Servicing Agreement) in the manner set forth in Section 5.2.

          SECTION 4.5 INTEREST ON ADVANCES; CALCULATION OF OUTSTANDING ADVANCES
WITH RESPECT TO A MORTGAGE LOAN. Any unreimbursed Advance funded from a Master
Servicer's, the Special Servicer's, the Trustee's or the Fiscal Agent's own
funds shall accrue interest on a daily basis, at a per annum rate equal to the
Advance Rate, from and including the date such Advance was made to but not including the date on which such Advance has been reimbursed; provided, however, that neither the applicable Master Servicer nor any other party shall be entitled to interest accrued on the amount of any P&I Advance with respect to any Mortgage Loan for the period commencing on the date of such P&I Advance and ending on the day on which the grace period applicable to the related
Mortgagor's obligation to make the related Scheduled Payment expires pursuant to the related Mortgage Loan or B Note documents. All Late Collections on any
Non-Serviced Mortgage Loan in respect of interest shall, promptly following receipt thereof, be applied by the applicable Master Servicer to reimburse the interest component of any P&I Advance outstanding with respect to such
Non-Serviced Mortgage Loan. Any party that makes a P&I Advance with respect to any Non-Serviced Mortgage Loan shall provide to the applicable Non-Serviced
Mortgage Loan Master Servicer monthly, at least two Business Days prior to the next succeeding Due Date for such Non-Serviced Mortgage Loan, written notice of whether (and, if any, how much) Advance Interest will be payable on the interest component of that P&I Advance through the next succeeding related Master
Servicer Remittance Date. For purposes of determining whether a P&I Advance is outstanding, amounts collected with respect to a particular Mortgage Loan, B
Note or REO Property and treated as collections of principal or interest shall be applied first to reimburse the earliest P&I Advance, and then each succeeding
P&I Advance to the extent not inconsistent with Section 4.6. The applicable
Master Servicer shall use efforts consistent with the Servicing Standard to collect (but shall have no further obligation to collect), with respect to the
Mortgage Loans (and the Serviced Companion Mortgage Loans) that are not
Specially Serviced Mortgage Loans, Late Fees and default interest from the
Mortgagor in an amount sufficient to pay Advance Interest. The applicable Master
Servicer shall be entitled to retain Late Fees and default interest paid by any
Mortgagor during a Collection Period with respect to any Mortgage Loan (other than the portion of such Late Fee and default interest that relates to the period commencing on the date of a Servicing Transfer Event in respect of a
Specially Serviced Mortgage Loan, as to which the Special Servicer shall retain
Late Fees and default interest with respect to such Specially Serviced Mortgage
Loan, subject to the offsets set forth below) as additional servicing compensation only to the extent such Late Fees and default interest exceeds
Advance Interest accrued or previously paid with respect to the related Mortgage
Loan. The Special Servicer,

                                      -116-

with respect to any Specially Serviced Mortgage Loan, shall (i) pay from any
Late Fees and default interest collected from such Specially Serviced Mortgage
Loan (a) any outstanding and unpaid Advance Interest in respect of such
Specially Serviced Mortgage Loan to the applicable Master Servicer, the Trustee or the Fiscal Agent, as applicable and (b) to the Trust, any losses previously incurred by the Trust with respect to such Specially Serviced Mortgage Loan and
(ii) retain any remaining portion of such Late Fees and default interest as additional Special Servicer Compensation.

          SECTION 4.6 REIMBURSEMENT OF ADVANCES AND ADVANCE INTEREST.

          (a) Advances made with respect to each Mortgage Loan, Serviced
Companion Mortgage Loan, B Note, Specially Serviced Mortgage Loan or REO
Property (including Advances later determined to be Nonrecoverable Advances) and
Advance Interest thereon shall be reimbursed to the extent of the amounts identified to be applied therefor in Section 5.2. The aggregate of the amounts available to repay Advances and Advance Interest thereon pursuant to Section 5.2 collected in any Collection Period with respect to Mortgage Loans, any Serviced
Companion Mortgage Loan or any B Note or Specially Serviced Mortgage Loans or
REO Property shall be an "Available Advance Reimbursement Amount."

          (b) To the extent that Advances have been made on the Mortgage Loans, any Serviced Companion Mortgage Loan, any B Note, any Specially Serviced
Mortgage Loans or any REO Mortgage Loans, the Available Advance Reimbursement
Amount with respect to any Determination Date shall be applied to reimburse (i)
the Fiscal Agent for any Advances outstanding to the Fiscal Agent with respect to any of such Mortgage Loans, Serviced Companion Mortgage Loan, B Note,
Specially Serviced Mortgage Loans or REO Mortgage Loans, plus any Advance
Interest owed to the Fiscal Agent with respect to such Advances and then (ii)
the Trustee for any Advances outstanding to the Trustee with respect to any of such Mortgage Loans, Serviced Companion Mortgage Loan, B Note, Specially
Serviced Mortgage Loans or REO Mortgage Loans, plus any Advance Interest owed to the Trustee with respect to such Advances and then (iii) the Master Servicers for any Advances outstanding to the Master Servicers with respect to any of such
Mortgage Loans, Serviced Companion Mortgage Loan, B Note, Specially Serviced
Mortgage Loans or REO Mortgage Loans, plus any Advance Interest owed to the
Master Servicers with respect to such Advances and then (iv) the Special
Servicer for any Advances outstanding to the Special Servicer with respect to any of such Mortgage Loans, Serviced Companion Mortgage Loan, B Note, Specially
Serviced Mortgage Loans or REO Mortgage Loans, plus any Advance Interest owed to the Special Servicer with respect to such Advances. To the extent that any
Advance Interest payable to the applicable Master Servicer, the Special
Servicer, the Trustee or the Fiscal Agent with respect to a Specially Serviced
Mortgage Loan or REO Mortgage Loan cannot be recovered from the related
Mortgagor, the amount of such Advance Interest shall be payable to the Fiscal
Agent, the Trustee, the Special Servicer or the applicable Master Servicer, as the case may be, from amounts on deposit in such Master Servicer's Certificate
Account (or sub-account thereof) or the Distribution Account, to the extent of amounts identified to be applied therefor, pursuant to Section 5.2(a) or Section
5.3(b)(ii). Each Master Servicer's, the Special Servicer's, the Fiscal Agent's
and the Trustee's right of reimbursement under this Agreement for Advances shall be prior to the rights of the Certificateholders (and, in the case of a Serviced
Companion Mortgage Loan, the holder thereof

                                      -117-

and, in the case of a B Note, the holder thereof) to receive any amounts recovered with respect to such Mortgage Loans, Serviced Companion Mortgage
Loans, B Notes or REO Mortgage Loans.

          (c) Advance Interest will be paid to the Fiscal Agent, the Trustee, the applicable Master Servicer and/or the Special Servicer (in accordance with the priorities specified in the preceding paragraph) first, from Late Fees and default interest collected with respect to the related Mortgage Loan during the
Collection Period during which the related Advance is reimbursed, and then from
Excess Liquidation Proceeds then available prior to payment from any other amounts. Late Fees and default interest will be applied on a "loan-by-loan basis" (under which Late Fees and default interest will be offset against the
Advance Interest arising only from that particular Mortgage Loan) to the payment of Advance Interest on all Advances then being reimbursed or previously paid.
Advance Interest payable to the applicable Master Servicer, the Special
Servicer, the Fiscal Agent or the Trustee in respect of Servicing Advances on any Loan Pair shall be allocated to the Serviced Pari Passu Mortgage Loan and the Serviced Companion Mortgage Loan on a pro rata basis based upon the
Principal Balance thereof.

          (d) Amounts applied to reimburse Advances shall first be applied to reduce Advance Interest thereon that was not paid from amounts specified in the preceding paragraph (c) and then to reduce the outstanding amount of such
Advances.

          (e) To the extent that the Special Servicer incurs out-of-pocket expenses, in accordance with the Servicing Standard, in connection with servicing Specially Serviced Mortgage Loans, the applicable Master Servicer shall reimburse the Special Servicer for such expenditures within 30 days after receiving an invoice and a report from the Special Servicer, subject to Section
4.4. With respect to each Collection Period, the Special Servicer shall deliver such invoice and report to the applicable Master Servicer by the following
Determination Date. All such amounts reimbursed by the applicable Master
Servicer shall be a Servicing Advance. In the event that the applicable Master
Servicer fails to reimburse the Special Servicer hereunder or such Master
Servicer determines that such Servicing Advance was or, if made, would be a
Nonrecoverable Advance and such Master Servicer does not make such payment, the
Special Servicer shall notify such Master Servicer and the Paying Agent in writing of such nonpayment and the amount payable to the Special Servicer and shall be entitled to receive reimbursement from the Trust as an Additional Trust
Expense. The Master Servicers, the Paying Agent and the Trustee shall have no obligation to verify the amount payable to the Special Servicer pursuant to this
Section 4.6(e) and circumstances surrounding the notice delivered by the Special
Servicer pursuant to this Section 4.6(e).

                                    ARTICLE V

                           ADMINISTRATION OF THE TRUST

          SECTION 5.1 COLLECTIONS.

          (a) On or prior to the Closing Date, each Master Servicer shall open, or cause to be opened, and shall thereafter maintain, or cause to be maintained, a separate account or accounts, which accounts must be Eligible Accounts, in the name of (i) in the case of the Wells Fargo Master Servicer, "Wells Fargo Bank,
National Association, as Master Servicer for LaSalle

                                      -118-

Bank National Association, as Trustee for the Holders of Morgan Stanley Capital
I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6" (the
"Wells Fargo Certificate Account") and (ii) in the case of the PAR Master
Servicer, "Prudential Asset Resources, Inc., as Master Servicer for LaSalle Bank
National Association, as Trustee for the Holders of Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6" (the "PAR
Certificate Account"). Each of the Wells Fargo Certificate Account and the PAR
Certificate Account is a "Certificate Account" under this Agreement.

          (b) On or prior to the date a Master Servicer shall first deposit funds in the applicable Certificate Account, such Master Servicer shall give to the Paying Agent and the Trustee prior written notice of the name and address of the depository institution(s) at which such accounts are maintained and the account number of such accounts. A Master Servicer shall take such actions as are necessary to cause the depository institution holding the applicable
Certificate Account to hold such account in the name of such Master Servicer as provided in Section 5.1(a), subject to such Master Servicer's (or its
Sub-Servicer's) right to direct payments and investments and its rights of withdrawal under this Agreement.

          (c) Each Master Servicer shall deposit, or cause to be deposited, into the applicable Certificate Account on the Business Day following receipt (or, in the case of an inadvertent failure to make such deposit on the Business Day following receipt, within 3 Business Days of discovery of such failure and in the case of unscheduled remittances of principal or interest, on the Business
Day following identification of the proper application of such amounts), the following amounts received by it (including amounts remitted to the applicable
Master Servicer by the Special Servicer from an REO Account pursuant to Section
9.14), other than in respect of interest and principal on the Mortgage Loans, any Serviced Companion Mortgage Loan or any B Note due on or before the Cut-Off
Date which shall be remitted to the Depositor (provided that the applicable
Master Servicer (I) may retain amounts otherwise payable to the applicable
Master Servicer as provided in Section 5.2(a) rather than deposit them into the applicable Certificate Account and (II) shall, rather than deposit them in the applicable Certificate Account, directly remit the Excess Servicing Fees to the holders thereof as provided in Section 5.2(a)(iv))(unless already retained by the applicable holder of the excess servicing rights)):

               (A) Principal: all payments on account of principal, including
          Principal Prepayments, the principal component of Scheduled Payments, and any Late Collections in respect thereof, on the Mortgage Loans, any Serviced Companion Mortgage Loan and any B Note;

               (B) Interest: all payments on account of interest on the Mortgage
          Loans, any Serviced Companion Mortgage Loan and any B Note;

               (C) Liquidation Proceeds: all Liquidation Proceeds with respect to the Mortgage Loans, any Serviced Companion Mortgage Loan and any B
          Note;

               (D) Insurance Proceeds: all Insurance Proceeds (and other
          insurance proceeds payable to a B Note holder) other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released to the related Mortgagor in accordance with the Servicing Standard, which proceeds

                                      -119-

          shall be deposited by the applicable Master Servicer into an Escrow
          Account and not deposited in the applicable Certificate Account;

               (E) Condemnation Proceeds: all Condemnation Proceeds (and other condemnation proceeds payable to a B Note holder) other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released to the related Mortgagor in accordance with the Servicing Standard, which proceeds shall be deposited by the applicable Master Servicer into an Escrow Account and not deposited in the applicable Certificate Account;

               (F) REO Income: all REO Income received from the Special
          Servicer;

               (G) Investment Losses: any amounts required to be deposited by the applicable Master Servicer pursuant to Section 5.1(e) in connection with losses realized on Eligible Investments with respect to funds held in the applicable Certificate Account and amounts required to be deposited by the Special Servicer pursuant to Section
          9.14(b) in connection with losses realized on Eligible Investments with respect to funds held in the REO Account;

               (H) Advances: all P&I Advances unless made directly to the
          Distribution Account;

               (I) Other: all other amounts, including Prepayment Premiums, required to be deposited in the applicable Certificate Account pursuant to this Agreement, including Purchase Proceeds of any
          Mortgage Loans repurchased by a Seller or substitution shortfall amounts (as described in the fifth paragraph of Section 2.3(a)) paid by a Seller in connection with the substitution of any Qualifying
          Substitute Mortgage Loans, payments or recoveries in respect of
          Unliquidated Advances or in respect of Nonrecoverable Advances paid from principal collections on the Mortgage Loan pursuant Section
          5.2(a)(II), any other amounts received with respect to any Serviced
          Companion Mortgage Loan and with respect to any B Note, all other amounts received pursuant to the cure and purchase rights set forth in the applicable Intercreditor Agreement; and

               (J) to the extent not otherwise set forth above, all amounts received from each Non-Serviced Mortgage Loan Master Servicer,
          Non-Serviced Mortgage Loan Special Servicer or Non-Serviced Mortgage
          Loan Trustee pursuant to the related Non-Serviced Mortgage Loan
          Pooling and Servicing Agreement and Non-Serviced Mortgage Loan
          Intercreditor Agreement.

          With respect to any A/B Mortgage Loan, the applicable Master Servicer shall establish and maintain one or more sub-accounts of a Certificate Account
(each an "A/B Loan Custodial Account") into which such Master Servicer shall deposit any amounts described above that are required to be paid to the holder of the related B Note pursuant to the terms of the related Intercreditor
Agreement, in each case on the same day as the deposit thereof into a
Certificate Account. Any A/B Loan Custodial Account shall be held in trust for the benefit of the holder of the related B Note and shall not be part of any
REMIC Pool.

                                      -120-

          With respect to any Loan Pair, the applicable Master Servicer shall establish and maintain one or more sub-accounts of the applicable Certificate
Account (each, a Serviced Companion Mortgage Loan Custodial Account) into which such Master Servicer shall deposit any amounts described above that are required to be paid to the holder of the related Serviced Companion Mortgage Loan pursuant to the terms of the related Loan Pair Intercreditor Agreement, in each case on the same day as the deposit thereof into a Certificate Account. Each
Serviced Companion Mortgage Loan Custodial Account shall be held in trust for the benefit of the holder of the related Serviced Companion Mortgage Loan and shall not be part of any REMIC Pool.

          Remittances from any REO Account to the applicable Master Servicer for deposit in the applicable Certificate Account shall be made by the Special
Servicer no later than the Special Servicer Remittance Date.

          (d) Each Master Servicer, with respect to each Distribution Date occurring in January (other than in any leap year) and February of each year, shall on the Master Servicer Remittance Date, remit to the Paying Agent for deposit in the Interest Reserve Account in respect of each Interest Reserve
Loan, an amount equal to one day's interest at the related REMIC I Net Mortgage
Rate (without any conversion to a 30/360 basis as provided in the definition thereof) on the Scheduled Principal Balance of such Mortgage Loan as of the Due
Date in the month in which such Distribution Date occurs, to the extent a
Scheduled Payment or P&I Advance is timely made in respect thereof for such Due
Date (all amounts so deposited in any consecutive January and February in respect of each Interest Reserve Loan, the "Interest Reserve Amount"). For
purposes of determining amounts to be so remitted to the Paying Agent, the REMIC
I Net Mortgage Rate used in this calculation for those months will be calculated without regard to any adjustment for Interest Reserve Amounts or the interest accrual basis as described in the proviso to the definition of "REMIC I Net
Mortgage Rate."

          (e) Funds in a Certificate Account (including any A/B Loan Custodial
Accounts and Serviced Companion Mortgage Loan Custodial Accounts) may be
invested and, if invested, shall be invested by, and at the risk of, the applicable Master Servicer in Eligible Investments selected by the applicable
Master Servicer which shall mature, unless payable on demand, not later than the
Business Day immediately preceding the next Master Servicer Remittance Date, and any such Eligible Investment shall not be sold or disposed of prior to its maturity unless payable on demand. All such Eligible Investments shall be made in the name of "LaSalle Bank National Association, as Trustee for the Holders of
the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-HQ6 and the holder of any related Serviced Companion
Mortgage Loan or B Note as their interests may appear." None of the Depositor, the Special Servicer, the Mortgagors, the Paying Agent or the Trustee shall be liable for any loss incurred on such Eligible Investments.

          An amount equal to all income and gain realized from any such investment shall be paid to the applicable Master Servicer as additional servicing compensation, and shall be subject to its withdrawal at any time from time to time. The amount of any losses incurred in respect of any such investments shall be for the account of the applicable Master Servicer which shall deposit the amount of such loss (to the extent not offset by income from other investments) in the applicable Certificate Account (and, solely to the extent that the loss is of an amount

                                      -121-

credited to an A/B Loan Custodial Account or Serviced Companion Mortgage Loan
Custodial Account, deposit to the related A/B Loan Custodial Account or Serviced
Companion Mortgage Loan Custodial Account, as the case may be), out of its own funds immediately as realized, provided that, such investment losses shall not include any loss with respect to such investment which is incurred solely as a result of the insolvency of the federal or state chartered depositary institution or trust company at which such Certificate Account is maintained, so long as such depositary institution or trust company (a) satisfied the qualifications set forth in the definition of "Eligible Account" both at the time such investment was made and as of a date not more than 30 days prior to the date of such loss and (b) is not the same Person as the Person that made the relevant investment. If the applicable Master Servicer deposits in or transfers to the applicable Certificate Account, any A/B Loan Custodial Account or any
Serviced Companion Mortgage Loan Custodial Account, as the case may be, any amount not required to be deposited therein or transferred thereto, it may at any time withdraw such amount or retransfer such amount from such Certificate
Account, such A/B Loan Custodial Account or such Serviced Companion Mortgage
Loan Custodial Account, as the case may be, any provision herein to the contrary notwithstanding.

          (f) Except as expressly provided otherwise in this Agreement, if any default occurs in the making of a payment due under any Eligible Investment, or if a default occurs in any other performance required under any Eligible
Investment, the Paying Agent on behalf of and at the direction of the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings; provided, however, that if the applicable Master Servicer shall have deposited in the applicable Certificate Account, the related Serviced
Companion Mortgage Loan Custodial Account or the related A/B Loan Custodial
Account, as applicable, an amount equal to all amounts due under any such
Eligible Investment (net of anticipated income or earnings thereon that would have been payable to the applicable Master Servicer as additional servicing compensation) such Master Servicer shall have the sole right to enforce such payment or performance.

          (g) Certain of the Mortgage Loans may provide for payment by the
Mortgagor to the applicable Master Servicer of amounts to be used for payment of
Escrow Amounts for the account of the Mortgagor. Such Master Servicer shall deal with these amounts in accordance with the Servicing Standard, the terms of the related Mortgage Loans and Section 8.3(e) hereof. Within 20 days following the first anniversary of the Closing Date, the applicable Master Servicer shall deliver to the Trustee, the Paying Agent and the Operating Adviser, for each
Mortgage Loan set forth on Schedule VII hereto, a brief statement as to the status of the work or project based on the most recent information provided by the Mortgagor. Schedule VII sets forth those Mortgage Loans as to which an upfront reserve was collected at closing in an amount in excess of $75,000 with respect to specific immediate engineering work, completion of additional construction, environmental remediation or similar one-time projects (but not with respect to escrow accounts maintained for ongoing obligations, such as real estate taxes, insurance premiums, ongoing property maintenance, replacements and capital improvements or debt service). If the work or project is not completed in accordance with the requirements of the escrow, the applicable Master
Servicer and the Special Servicer (which shall itself consult with the Operating
Adviser) will consult with each other as to whether there exists a material default under the underlying Mortgage Loan documents.

                                      -122-

          (h) In the case of the Mortgage Loans set forth on Schedule XI, as to which the Scheduled Payment is due in a calendar month on a Due Date (including any grace period) that may occur after the end of the Collection Period ending in such calendar month, the applicable Master Servicer shall, unless the
Scheduled Payment is received before the end of such Collection Period, make a
P&I Advance by deposit to a Certificate Account on the Master Servicer
Remittance Date in an amount equal to the Scheduled Payment or the Assumed
Scheduled Payment, as applicable, and for purposes of the definition of
"Available Distribution Amount" and "Principal Distribution Amount," such
Scheduled Payment or Assumed Scheduled Payment, as applicable, shall be deemed to have been received in such Collection Period.

          SECTION 5.2 APPLICATION OF FUNDS IN A CERTIFICATE ACCOUNT AND INTEREST
RESERVE ACCOUNT.

          (a) Subsection (I). Each Master Servicer shall, from time to time, make withdrawals from its Certificate Account and remit them by wire transfer prior to 12:00 p.m., New York City time, on the related Master Servicer
Remittance Date in immediately available funds to the account specified in this
Section or otherwise (w) to such account as such Master Servicer shall determine from time to time of amounts payable to such Master Servicer from the applicable
Certificate Account (or, insofar as they relate to a B Note, from the related
A/B Loan Custodial Account or, insofar as they relate to a Serviced Companion
Mortgage Loan, from the related Serviced Companion Mortgage Loan Custodial
Account) pursuant to clauses (i), (ii), (iii), (iv), (vi), (viii) and (ix)
below; (x) to the account specified in writing by the Paying Agent from time to time of amounts payable to the Paying Agent and the Trustee from such
Certificate Account (and, insofar as they relate to a B Note, from the related
A/B Loan Custodial Account and, insofar as they relate to a Serviced Companion
Mortgage Loan, from the Serviced Companion Mortgage Loan Custodial Account)
pursuant to clauses (ii), (iii), (v), (vi), (xi), (xii) and (xiii) below; and
(y) to the Special Servicer from time to time of amounts payable to the Special
Servicer from such Certificate Account (or, insofar as they relate to a B Note, from the related A/B Loan Custodial Account or, insofar as they relate to a
Serviced Companion Mortgage Loan, from the related Serviced Companion Mortgage
Loan Custodial Account) pursuant to clauses (i), (ii), (iv), (vi), (vii) and
(ix) below of the following amounts, from the amounts specified for the following purposes:

               (i) Fees: the applicable Master Servicer shall pay (A) to itself
Late Fees (in excess of amounts used to pay Advance Interest) relating to
Mortgage Loans, Serviced Companion Mortgage Loans or B Notes which are not
Specially Serviced Mortgage Loans, Modification Fees relating to Mortgage Loans,
Serviced Companion Mortgage Loans or B Notes which are not Specially Serviced
Mortgage Loans as provided in Section 8.18, 50% of any assumption fees payable under Section 8.7(a) or 8.7(b), 100% of any extension fees payable under Section
8.10 or other fees payable to such Master Servicer hereunder and (B) directly to the Special Servicer, 50% of any assumption fees as provided in Section 8.7(a),
50% of any assumption fees as provided in Section 8.7(b), all assumption fees relating to Specially Serviced Mortgage Loans, Modification Fees and other fees collected on Specially Serviced Mortgage Loans, in each case to the extent provided for herein from funds paid by the applicable Mortgagor, and Late Fees and default interest collected on any Specially Serviced Mortgage Loan in excess of Advance Interest payable to such Master Servicer, the Trustee or the Fiscal
Agent in respect of such Specially Serviced Mortgage Loan (which Advance
Interest such

                                      -123-

Master Servicer shall retain or pay to the Trustee or the Fiscal Agent, as the case may be, to the extent provided for in this Agreement) to the extent the
Special Servicer is entitled to such Late Fees and default interest under
Section 4.5;

               (ii) Servicing Advances (including amounts later determined to be
Nonrecoverable Advances): (A) in the case of all Mortgage Loans as to which the applicable Master Servicer is the Master Servicer, Serviced Companion Mortgage
Loans and B Notes, subject to clause (B) below and subsection (iv) of Section
5.2(a)(II), to reimburse or pay to the applicable Master Servicer, the Special
Servicer, the Trustee and the Fiscal Agent, pursuant to Section 4.6, (x) prior to a Final Recovery Determination or determination in accordance with Section
4.4 that any Advance is a Nonrecoverable Advance, Servicing Advances on the
related Mortgage Loan, Serviced Companion Mortgage Loan or B Note, as
applicable, from payments made by the related Mortgagor of the amounts to which a Servicing Advance relates or from REO Income from the related REO Property or from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds or Purchase
Proceeds and, to the extent that a Servicing Advance has been or is being reimbursed, any related Advance Interest thereon first, from Late Fees and default interest collected with respect to the related Mortgage Loan during the
Collection Period during which such Advance is reimbursed, and then from Excess
Liquidation Proceeds then available and then from any other amounts on deposit in the applicable Certificate Account; provided that, Late Fees and default interest will be applied on a "loan-by-loan basis" (under which Late Fees and default interest will be offset against the Advance Interest arising only from the particular Mortgage Loan) to the payment of Advance Interest on all Advances on such Mortgage Loan (and any Serviced Companion Mortgage Loan and B Notes)
then being reimbursed or (y) after a Final Recovery Determination or determination that any Servicing Advance on the related Mortgage Loan, Serviced
Companion Mortgage Loan or B Note is a Nonrecoverable Advance, any Servicing
Advances made on the related Mortgage Loan, related Serviced Companion Mortgage
Loan, related B Note or REO Property from any funds on deposit in the applicable
Certificate Account (regardless of whether such amount was recovered from the applicable Mortgage Loan, Serviced Companion Mortgage Loan, B Note or REO
Property) and pay Advance Interest thereon first, from Late Fees and default interest collected during the Collection Period during which such Advance is reimbursed (applying such Late Fees and default interest on a "loan-by-loan basis", as described above, for all Mortgage Loans to the payment of Advance
Interest on all Advances on such Mortgage Loan (and any Serviced Companion
Mortgage Loans and B Notes) then being reimbursed or previously paid), then from
Excess Liquidation Proceeds then available and then from any other amounts on deposit in such Certificate Account and (B) in the case of any Non-Serviced
Mortgage Loan and from any funds on deposit in such Certificate Account, to reimburse the applicable Non-Serviced Mortgage Loan Master Servicer, the applicable Non-Serviced Mortgage Loan Special Servicer, the applicable
Non-Serviced Mortgage Loan Trustee for Pari Passu Loan Nonrecoverable Advances
and any accrued and unpaid interest thereon provided for under the related
Non-Serviced Mortgage Loan Intercreditor Agreement and Non-Serviced Mortgage
Loan Pooling and Servicing Agreement;

               (iii) P&I Advances (including amounts later to be determined to be Nonrecoverable Advances): in the case of all Mortgage Loans as to which the applicable Master Servicer is the Master Servicer, subject to subsection (iv) of
Section 5.2(a)(II), to reimburse or pay to the applicable Master Servicer, the
Trustee and the Fiscal Agent, pursuant to Section 4.6, (x) if prior to a Final
Recovery Determination or determination that any Advance is a

                                      -124-

Nonrecoverable Advance, any P&I Advances from Late Collections made by the
Mortgagor of the amounts to which a P&I Advance relates, or REO Income from the related REO Property or from Liquidation Proceeds, Condemnation Proceeds,
Insurance Proceeds or Purchase Proceeds and, to the extent that a P&I Advance has been or is being reimbursed, any related Advance Interest thereon, first, from Late Fees and default interest collected with respect to the related
Mortgage Loan during the Collection Period during which such Advance is reimbursed, and then from Excess Liquidation Proceeds then available and then from any other amounts on deposit in the applicable Certificate Account;
provided that, Late Fees and default interest will be applied on a "loan-by-loan basis" (under which Late Fees and default interest will be offset against the
Advance Interest arising only from the particular Mortgage Loan) to the payment of Advance Interest on all Advances on such Mortgage Loan then being reimbursed or previously paid or (y) if after a Final Recovery Determination or determination in accordance with Section 4.4 that any P&I Advance on the related
Mortgage Loan is a Nonrecoverable Advance, any P&I Advances made on the related
Mortgage Loan or REO Property from funds on deposit in such Certificate Account
(regardless of whether such amount was recovered from the applicable Mortgage
Loan or REO Property) and any Advance Interest thereon, first, from Late Fees and default interest collected with respect to the related Mortgage Loan during the Collection Period during which such Advance is reimbursed (applying such
Late Fees and default interest on a "loan-by-loan basis", as described above, for all Mortgage Loans to the payment of Advance Interest on all Advances on such Mortgage Loans then being reimbursed or previously paid), then from Excess
Liquidation Proceeds then available and then from any other amounts on deposit in such Certificate Account;

               (iv) Servicing Fees and Special Servicer Compensation: to pay to
itself the Master Servicing Fee, subject to reduction for any Compensating
Interest, to pay to the Special Servicer the Special Servicing Fee and the
Work-Out Fee and to pay to the parties entitled thereto the Excess Servicing
Fees (to the extent not previously retained by any of such parties);

               (v) Trustee Fee and Paying Agent Fee: to pay to the Distribution
Account for withdrawal by the Paying Agent, the Paying Agent Fee and the Trustee
Fee;

               (vi) Expenses of Trust: to pay to the Person entitled thereto any amounts specified herein to be Additional Trust Expenses (at the time set forth herein or in the definition thereof), the payment of which is not more specifically provided for in this Agreement; provided that the Depositor shall not be entitled to receive reimbursement for performing its duties under this
Agreement;

               (vii) Liquidation Fees: upon the occurrence of a Final Recovery
Determination to pay to the Special Servicer from the applicable Certificate
Account, the amount certified by the Special Servicer equal to the Liquidation
Fee, to the extent provided in Section 9.11 hereof;

               (viii) Investment Income: to pay to itself income and gain realized on the investment of funds deposited in the applicable Certificate
Account (including any A/B Loan Custodial Accounts and Serviced Companion
Mortgage Loan Custodial Accounts);

                                      -125-

               (ix) Prepayment Interest Excesses: to pay to the applicable
Master Servicer the amount of the aggregate Prepayment Interest Excesses relating to Mortgage Loans which are not Specially Serviced Mortgage Loans (to the extent not offset by Prepayment Interest Shortfalls relating to such
Mortgage Loans); and to pay to the Special Servicer the amount of the aggregate
Prepayment Interest Excesses relating to Specially Serviced Mortgage Loans which have received voluntary Principal Prepayments (not from Liquidation Proceeds or from modifications to Specially Serviced Mortgage Loans), to the extent not offset by Prepayment Interest Shortfalls relating to such Mortgage Loans.

               (x) Correction of Errors: to withdraw funds deposited in the applicable Certificate Account in error;

               (xi) Distribution Account: to make payment on each Master
Servicer Remittance Date of the remaining amounts in the applicable Certificate
Account (excluding any Excess Interest) and of the amounts described in Section
5.1(d) in respect of Interest Reserve Amounts to the Distribution Account (or in
the case of any Excess Interest, deposit to the Excess Interest Sub-account under Section 5.3(b)) other than amounts held for payment in future periods or pursuant to clause (xii) below;

               (xii) Reserve Account: to make payment on each Master Servicer
Remittance Date to the Reserve Account, any Excess Liquidation Proceeds (subject to Section 4.6(c)); and

               (xiii) Clear and Terminate: to clear and terminate the applicable
Certificate Account pursuant to Section 8.29;

provided, however, that in the case of any B Note:

          (A) the applicable Master Servicer shall be entitled to make transfers from time to time, from the related A/B Loan Custodial Account to the portion of the applicable Certificate Account that does not constitute the A/B Loan Custodial Account, of amounts necessary for the payments or reimbursement of amounts described in any one or more of clauses
          (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix) and (xii)
          above, but only insofar as the payment or reimbursement described therein arises from or is related solely to such A/B Mortgage Loan and is allocable to the related Mortgage Loan pursuant to this Agreement or the related Intercreditor Agreement, and such Master Servicer shall also be entitled to make transfers from time to time, from the related
          A/B Loan Custodial Account to the portion of such Certificate Account that does not constitute the A/B Loan Custodial Account, of amounts transferred to such related A/B Loan Custodial Account in error, and amounts necessary for the clearing and termination of such Certificate
          Account pursuant to Section 8.29;

          (B) the applicable Master Servicer shall be entitled to make transfers from time to time, from the related A/B Loan Custodial Account to the portion of the applicable Certificate Account that does not constitute the A/B Loan Custodial Account, of amounts not otherwise described in clause (A) above to which the

                                      -126-

          holder of an A Note is entitled under the A/B Mortgage Loan and the related Intercreditor Agreement (including in respect of interest, principal and Prepayment Premiums in respect of the A Note (whether or not by operation of any provision of the related Intercreditor
          Agreement that entitles the holder of such A Note to receive remittances in amounts calculated without regard to any modification, waiver or amendment of the economic terms of such A Note)); and

          (C) the applicable Master Servicer shall on each Master Servicer
          Remittance Date remit to the holder of the related B Note all amounts on deposit in such A/B Loan Custodial Account (net of amounts permitted or required to be transferred therefrom as described in clauses (A) and/or (B) above), to the extent that the holder of such B
          Note is entitled thereto under the related Intercreditor Agreement
          (including by way of the operation of any provision of the related
          Intercreditor Agreement that entitles the holder of such B Note to reimbursement of cure payments made by it).

and provided further, however, that in the case of any Serviced Companion
Mortgage Loan:

          (A) the applicable Master Servicer shall be entitled to make transfers from time to time, from the related Serviced Companion Mortgage Loan
          Custodial Account to the portion of the applicable Certificate Account that does not constitute any Serviced Companion Mortgage Loan
          Custodial Account, of amounts necessary for the payments or reimbursement of amounts described in any one or more of clauses (i),
          (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix) and (xii) above, but only insofar as the payment or reimbursement described therein arises from or is related solely to such Loan Pair and is allocable to the
          Serviced Companion Mortgage Loan, and such Master Servicer shall also be entitled to make transfers from time to time, from the related
          Serviced Companion Mortgage Loan Custodial Account to the portion of a
          Certificate Account that does not constitute any Serviced Companion
          Mortgage Loan Custodial Account, of amounts transferred to such related Serviced Companion Mortgage Loan Custodial Account in error, and amounts necessary for the clearing and termination of such
          Certificate Account pursuant to Section 8.29; provided, however that such Master Servicer shall not be entitled to make transfers from the portion of such Certificate Account that does not constitute any
          Serviced Companion Mortgage Loan Custodial Account (other than amounts previously transferred from the related Serviced Companion Mortgage
          Loan Custodial Account in accordance with this clause (A)) of amounts necessary for the payment or reimbursement of amounts described in any one or more of the foregoing clauses;

          (B) the applicable Master Servicer shall be entitled to make transfers from time to time, from the related Serviced Companion Mortgage Loan
          Custodial Account to the portion of the applicable Certificate Account that does not constitute any Serviced Companion Mortgage Loan
          Custodial Account, of amounts not otherwise described in clause (A)
          above to which the holder of a Serviced Pari Passu Mortgage Loan is entitled under the related Loan Pair

                                      -127-

          Intercreditor Agreement (including in respect of interest, principal and Prepayment Premiums); and

          (C) the applicable Master Servicer shall, one (1) Business Day after the related Determination Date, remit to the holder of the related
          Serviced Companion Mortgage Loan all amounts on deposit in such related Serviced Companion Mortgage Loan Custodial Account (net of
          amounts permitted or required to be transferred therefrom as described in clauses (A) and/or (B) above), to the extent that the holder of such Serviced Companion Mortgage Loan is entitled thereto under the related Loan Pair Intercreditor Agreement.

          No decision by the applicable Master Servicer, the Trustee or the
Fiscal Agent under either this Section 5.2(a) or subsection (iv) of Section
5.2(a)(II), to defer the reimbursement of Advances and/or Advance Interest shall be construed as an agreement by such Master Servicer, the Trustee or the Fiscal
Agent to subordinate (in respect of realizing losses), to any Class of
Certificates, such party's right to such reimbursement during such period of deferral.

          In addition, if at any time a Master Servicer is entitled to make a payment, reimbursement or remittance from its Certificate Account, the payment, reimbursement or remittance can be made from any funds on deposit in such
Certificate Account and the amounts on deposit in such Certificate Account
(after withdrawing any portion of such amounts deposited in such Certificate
Account in error) are insufficient to satisfy such payment, reimbursement or remittance and the amount on deposit in the Other Master Servicer's Certificate
Account (after withdrawing any portion of such amounts deposited in such
Certificate Account in error) is sufficient to make such payment, reimbursement or remittance, then such Other Master Servicer shall withdraw funds from its
Certificate Account and make such payment, reimbursement or remittance within three (3) Business Days following a written request therefor from the first
Master Servicer, which request is accompanied by an Officer's Certificate (1)
either (x) setting forth that the requesting Master Servicer, the Special
Servicer, the Trustee, the Fiscal Agent, the Paying Agent or another particular
Person, as applicable, is entitled to such payment, reimbursement or remittance
(and setting forth the nature and amount of such payment, reimbursement or remittance and the party entitled thereto) or (y) forwarding a copy of any
Officer's Certificate or other information provided by the Special Servicer, the
Trustee, the Fiscal Agent, the Paying Agent or another particular Person, as the case may be, that sets forth that such Person is entitled to such payment, reimbursement or remittance (and the nature and amount of such payment, reimbursement or remittance and the party entitled thereto) and (2) setting forth that the requesting Master Servicer does not then have on deposit in its
Certificate Account funds sufficient for such reimbursement.

          Expenses incurred with respect to any Loan Pair shall be allocated in accordance with the related Loan Pair Intercreditor Agreement. Expenses incurred with respect to an A/B Mortgage Loan shall be allocated in accordance with the related Intercreditor Agreement. The applicable Master Servicer shall keep and maintain a separate accounting for each Mortgage Loan, Serviced Companion
Mortgage Loan and B Note for the purpose of justifying any withdrawal or transfer from the applicable Certificate Account, any Serviced Companion
Mortgage Loan Custodial Account and any A/B Loan Custodial Account, as
applicable. If funds

                                      -128-

collected in respect of the A Notes are insufficient to pay the Master Servicing
Fee, then the applicable Master Servicer shall be entitled to withdraw the amount of such shortfall from the collections on, and other proceeds of, the B
Note that are held in the related A/B Loan Custodial Account. The applicable
Master Servicer shall not be permitted to withdraw any funds from the portion of the applicable Certificate Account that does not constitute the A/B Loan
Custodial Account to pay amounts related to the B Note unless there are no remaining funds in the related A/B Loan Custodial Account available to make such payments that are required to be paid in accordance with the related
Intercreditor Agreement.

          Subsection (II). The provisions of this subsection II of this Section
5.2(a) shall apply notwithstanding any contrary provision of subsection (I) of this Section 5.2(a):

               (i) Identification of Workout-Delayed Reimbursement Amounts. If
          any Advance made with respect to any Mortgage Loan on or before the date on which such Mortgage Loan becomes (or, but for the requirement that the Mortgagor shall have made three consecutive scheduled payments under its modified terms, would then constitute) a
          Rehabilitated Mortgage Loan, together with Advance Interest accrued thereon, is not, pursuant to the operation of the provisions of
          Section 5.2(a)(I), reimbursed to the Person who made such Advance on or before the date, if any, on which such Mortgage Loan becomes a
          Rehabilitated Mortgage Loan, such Advance, together with such Advance
          Interest, shall constitute a "Workout-Delayed Reimbursement Amount" to the extent that such amount has not been determined to constitute a
          Nonrecoverable Advance. All references herein to "Workout-Delayed
          Reimbursement Amount" shall be construed always to mean the related
          Advance and any Advance Interest thereon, together with any further
          Advance Interest that accrues on the unreimbursed portion of such
          Advance from time to time in accordance with the other provisions of this Agreement. That any amount constitutes all or a portion of any
          Workout-Delayed Reimbursement Amount shall not in any manner limit the right of any Person hereunder to determine that such amount instead constitutes a Nonrecoverable Advance.

               (ii) General Relationship of Provisions. Subsection (iii) below
          (subject to the terms and conditions thereof) sets forth the terms of and conditions to the right of a Person to be reimbursed for any
          Workout-Delayed Reimbursement Amount to the extent that such Person is not otherwise entitled to reimbursement and payment of such
          Workout-Delayed Reimbursement Amount pursuant to the operation of
          Section 5.2(a)(I) above. Subsection (iv) below (subject to the terms and conditions thereof) authorizes the applicable Master Servicer to abstain from reimbursing itself (or, if applicable, the Trustee or the
          Fiscal Agent to abstain from obtaining reimbursement) for
          Nonrecoverable Advances under certain circumstances at its sole option. Upon any determination that all or any portion of a
          Workout-Delayed Reimbursement Amount constitutes a Nonrecoverable
          Advance, then the reimbursement or payment of such amount (and any further Advance Interest that may accrue thereon) shall cease to be subject to the operation of subsection (iii) below, such amount (and further Advance Interest) shall be as fully payable and reimbursable to the relevant

                                      -129-

          Person as would any other Nonrecoverable Advance (and Advance Interest thereon) and, as a Nonrecoverable Advance, such amount may become the subject of the applicable Master Servicer's (or, if applicable, the
          Trustee's or the Fiscal Agent's) exercise of its sole option authorized by subsection (iv) below.

               (iii) Reimbursements of Workout-Delayed Reimbursement Amounts.
          The applicable Master Servicer, the Special Servicer, the Trustee and
          the Fiscal Agent, as applicable, shall be entitled to reimbursement and payment for all Workout-Delayed Reimbursement Amounts in each
          Collection Period; provided, however, that the aggregate amount (for all such Persons collectively) of such reimbursements and payments in such Collection Period shall not exceed (and the reimbursement and payment shall be made from) the aggregate amount in the applicable
          Collection Account allocable to principal received with respect to the
          Mortgage Loans for such Collection Period contemplated by clause
          (I)(A) of the definition of Principal Distribution Amount (but not including any such amounts that constitute Advances) and net of any
          Nonrecoverable Advances then outstanding and reimbursable from such principal in accordance with Section 5.2(a)(II)(iv) below. As and to the extent provided in clause (II)(A) of the definition thereof, the
          Principal Distribution Amount for the Distribution Date related to such Collection Period shall be reduced to the extent that such payment or reimbursement of a Workout-Delayed Reimbursement Amount is made from the aggregate amount in the applicable Collection Account allocable to principal pursuant to the preceding sentence.

               (iv) Reimbursement of Nonrecoverable Advances; Sole Option to
          Abstain from Reimbursements of Certain Nonrecoverable Advances. To the
          extent that Section 5.2(a)(I) otherwise entitles the applicable Master
          Servicer to reimbursement for any Nonrecoverable Advance (or payment of Advance Interest thereon from a source other than Late Fees and default interest on the related Mortgage Loan) during any Collection
          Period, then, notwithstanding any contrary provision of subsection (I)
          above, (a) to the extent that one or more such reimbursements and payments of Nonrecoverable Advances (and such Advance Interest thereon) are made, such reimbursements and payments shall be made, first, from the aggregate amount in the applicable Collection Account allocable to principal received with respect to the Mortgage Loans for such Collection Period contemplated by clause (I)(A) of the definition of Principal Distribution Amount (but not including any such amounts that constitute Advances, and prior to any deduction for
          Workout-Delayed Reimbursement Amounts (and Advance Interest thereon)
          that were reimbursed or paid during the related Collection Period from amounts allocable to principal received with respect to the Mortgage
          Loans, as described by clause (II)(A) of the definition of Principal
          Distribution Amount and pursuant to subsection (iii) of Section
          5.2(a)(II)), and then from other collections (including interest) on the Mortgage Loans for such Collection Period, provided, that if interest is used to reimburse such Nonrecoverable Advances, the party entitled to such reimbursement shall notify the Rating Agencies at least fifteen (15) days prior to such reimbursement, unless circumstances exist that are extraordinary in the sole discretion of such party, and (b) if and to the extent that

                                      -130-

          the amount of such a Nonrecoverable Advance (and Advance Interest thereon), together with all Nonrecoverable Advances (and Advance
          Interest thereon) theretofore reimbursed during such Collection
          Period, would exceed such principal on the Mortgage Loans for such
          Collection Period (and Advance Interest thereon), such Master Servicer
          (and the Trustee or the Fiscal Agent, as applicable, if it made the relevant Advance) is hereby authorized (but shall not be construed to have any obligation whatsoever), if it elects at its sole option, to abstain from reimbursing itself (notwithstanding that it is entitled to such reimbursement) during that Collection Period for all or a portion of such Nonrecoverable Advance (and Advance Interest thereon), provided that the aggregate amount that is deferred with respect to all Nonrecoverable Advances (and Advance Interest thereon) with respect to all Mortgage Loans for any particular Collection Period is less than or equal to such excess described above in this clause (b).
          If such Master Servicer (or the Trustee or the Fiscal Agent, as applicable) makes such an election at its sole option to defer reimbursement with respect to all or a portion of a Nonrecoverable
          Advance (and Advance Interest thereon), then such Nonrecoverable
          Advance (and Advance Interest thereon) or portion thereof shall continue to be fully reimbursable in any subsequent Collection Period to the same extent as set forth above. In connection with a potential election by such Master Servicer to abstain from the reimbursement of a particular Nonrecoverable Advance or portion thereof during the
          Collection Period for any Distribution Date, such Master Servicer (or the Trustee or the Fiscal Agent, as applicable) shall further be authorized to wait for principal collections to be received before making its determination of whether to abstain from the reimbursement of a particular Nonrecoverable Advance or portion thereof until the end of the Collection Period.

               The reimbursements of Nonrecoverable Advances and Workout-Delayed
     Reimbursement Amounts set forth in clauses (iii) and (iv) above shall take into account the allocation of amounts described in the last sentence of the definition of "Liquidation Realized Loss."

               None of the Master Servicers, the Trustee or the Fiscal Agent
     shall have any liability whatsoever for making an election, or refraining from making an election, that is authorized under this subsection (II)(iv).
     The foregoing shall not, however, be construed to limit any liability that may otherwise be imposed on such Person for any failure by such Person to comply with the conditions to making such an election under this subsection
     (II)(iv) or to comply with the terms of this subsection (II)(iv) and the other provisions of this Agreement that apply once such an election, if any, has been made.

               Any election by a Master Servicer (or the Trustee or the Fiscal
     Agent, as applicable) to abstain from reimbursing itself for any
     Nonrecoverable Advance (and Advance Interest thereon) or portion thereof with respect to any Collection Period shall not be construed to impose on such Master Servicer (or the Trustee or the Fiscal Agent, as applicable)
     any obligation to make such an election (or any entitlement in favor of any
     Certificateholder or any other Person to such an election) with respect to any subsequent

                                      -131-

     Collection Period or to constitute a waiver or limitation on the right of such Master Servicer (or the Trustee or the Fiscal Agent, as applicable) to otherwise be reimbursed for such Nonrecoverable Advance (and Advance
     Interest thereon). Any election by a Master Servicer, the Trustee or the
     Fiscal Agent to abstain from reimbursing itself for any Nonrecoverable
     Advance or portion thereof with respect to any one or more Collection
     Periods shall not limit the accrual of Advance Interest on the unreimbursed portion of such Nonrecoverable Advance for the period prior to the actual reimbursement of such Nonrecoverable Advance. None of the Master Servicers, the Trustee, the Fiscal Agent or the other parties to this Agreement shall have any liability to one another or to any of the Certificateholders or any holder of a B Note or Serviced Companion Mortgage Loan for any such election that such party makes as contemplated by this subsection or for any losses, damages or other adverse economic or other effects that may arise from such an election. The foregoing statements in this paragraph shall not limit the generality of the statements made in the immediately preceding paragraph. Notwithstanding the foregoing, none of the Master
     Servicers, the Trustee or the Fiscal Agent shall have the right to abstain from reimbursing itself for any Nonrecoverable Advance to the extent of the amount described in clause (I)(A) of the definition of Principal
     Distribution Amount.

               (v) Reimbursement Rights of the Master Servicers, Special
          Servicer, Trustee and Fiscal Agent Are Senior. Nothing in this
          Agreement shall be deemed to create in any Certificateholder a right to prior payment of distributions over a Master Servicer's, the
          Special Servicer's, the Trustee's or the Fiscal Agent's right to reimbursement for Advances plus Advance Interest (whether those that constitute Workout-Delayed Reimbursement Amounts, those that have been the subject of a Master Servicer's election authorized in subsection
          (iv) or otherwise).

          (b) Scheduled Payments due in a Collection Period succeeding the
Collection Period relating to such Master Servicer Remittance Date, Principal
Prepayments received after the related Collection Period, or other amounts not distributable on the related Distribution Date, shall be held in the applicable
Certificate Account (or sub-account thereof) and shall be distributed on the
Master Servicer Remittance Date or Dates to which such succeeding Collection
Period or Periods relate, provided, however, that as to the Mortgage Loans set forth on Schedule XI, for which the Scheduled Payment due each month is due on a
Due Date (including any grace period) that may occur after the end of the
Collection Period in such month, sums received by the applicable Master Servicer with respect to such Scheduled Payment but after the end of such Collection
Period shall be applied by such Master Servicer to reimburse any related P&I
Advance made pursuant to Section 5.1(h), and such Master Servicer shall remit to the Distribution Account on any Master Servicer Remittance Date for a Collection
Period any Principal Prepayments and Balloon Payments received after the end of such Collection Period but no later than the second Business Day immediately preceding such Master Servicer Remittance Date on the Mortgage Loans set forth on Schedule XI. The applicable Master Servicer shall use its best efforts to remit to the Distribution Account on any Master Servicer Remittance Date for a
Collection Period any Balloon Payments received after the date that is two
Business Days immediately preceding the related Master Servicer Remittance Date and prior to the Distribution Date. In connection with the deposit of any
Balloon Payments to the Distribution Account in accordance with the immediately preceding sentence, the applicable Master Servicer shall promptly notify the
Paying Agent and the Paying Agent shall, if it has already reported anticipated distributions to the

                                      -132-

Depository, use commercially reasonable efforts to cause the Depository to make the revised distribution on a timely basis on such Distribution Date. Neither the applicable Master Servicer nor the Paying Agent shall be liable or held responsible for any resulting delay or failure in the making of such distribution to Certificateholders or for any interest shortfall resulting from such a delay or failure. For purposes of the definition of "Available
Distribution Amount" and "Principal Distribution Amount," (i) the Scheduled
Payments relating to the Mortgage Loans set forth on Schedule XI that are collected after the end of the related Collection Period and (ii) Principal
Prepayments and Balloon Payments relating to the Mortgage Loans set forth on
Schedule XI received after the end of the related Collection Period but prior to the Master Servicer Remittance Date shall each be deemed to have been collected in the prior Collection Period, in each such case, to the extent that the applicable Master Servicer remits those payments within the time frames contemplated above for such Collection Period.

          SECTION 5.3 DISTRIBUTION ACCOUNT, RESERVE ACCOUNT AND INTEREST RESERVE
ACCOUNT.

          (a) The Paying Agent, on behalf of the Trustee shall establish (with respect to clause (i), on or prior to the Closing Date, and with respect to clause (ii) and (iii), on or prior to the date the Paying Agent determines is necessary) and maintain in its name, on behalf of the Trustee, (i) an account
(the "Distribution Account"), to be held in trust for the benefit of the Holders until disbursed pursuant to the terms of this Agreement, titled: "Wells Fargo
Bank, National Association, as Paying Agent on behalf of LaSalle Bank National
Association, as Trustee, in trust for the benefit of the Holders of Morgan
Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series
2005-HQ6, Distribution Account," (ii) an account (the "Reserve Account") to be held in trust for the benefit of the holders of interests in the Trust until disbursed pursuant to the terms of this Agreement, titled: "Wells Fargo Bank,
National Association, as Paying Agent on behalf of LaSalle Bank National
Association, as Trustee, in trust for the benefit of the Holders of Morgan
Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series
2005-HQ6, Reserve Account" and (iii) an account (the "Interest Reserve Account")
to be held in trust for the benefit of the Holders until disbursed pursuant to the terms of this Agreement, titled: "Wells Fargo Bank, National Association,"
as Paying Agent on behalf of LaSalle Bank National Association, as Trustee in trust, for the benefit of the Holders of Morgan Stanley Capital I Inc.,
Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6." The
Distribution Account, the Reserve Account and the Interest Reserve Account shall be Eligible Accounts. Funds in the Reserve Account shall not be invested. The
Distribution Account and Reserve Account shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Paying Agent held under this Agreement. The Interest Reserve
Account may be a sub-account of the Distribution Account.

          Funds in the Distribution Account and the Interest Reserve Account may
be invested and, if invested, shall be invested by, and at the risk of, the
Paying Agent in Eligible Investments selected by the Paying Agent which shall mature, unless payable on demand, not later than such time on the Distribution
Date which will allow the Paying Agent to make withdrawals from the Distribution
Account under Section 5.3(b), and any such Eligible Investment shall not be sold or disposed of prior to its maturity unless payable on demand. All such Eligible
Investments shall be made in the name of "LaSalle Bank National Association, as
Trustee for the Holders of the Morgan Stanley Capital I Inc., Commercial
Mortgage Pass-

                                      -133-

Through Certificates, Series 2005-HQ6 and the holder of any related B Note as their interests may appear." None of the Depositor, the Mortgagors, the Special
Servicer, the Master Servicers or the Trustee shall be liable for any loss incurred on such Eligible Investments.

          An amount equal to all income and gain realized from any such investment shall be paid to the Paying Agent as additional compensation and shall be subject to its withdrawal at any time from time to time. The amount of any losses incurred in respect of any such investments shall be for the account of the Paying Agent which shall deposit the amount of such loss (to the extent not offset by income from other investments) in the Distribution Account or the
Interest Reserve Account, as the case may be, out of its own funds immediately as realized. If the Paying Agent deposits in or transfers to the Distribution
Account or the Interest Reserve Account, as the case may be, any amount not required to be deposited therein or transferred thereto, it may at any time withdraw such amount or retransfer such amount from the Distribution Account or the Interest Reserve Account, as the case may be, any provision herein to the contrary notwithstanding.

          (b) The Paying Agent shall deposit into the Distribution Account or the Reserve Account, as applicable, on the Business Day received all moneys remitted by each Master Servicer pursuant to this Agreement, including P&I
Advances made by each Master Servicer, the Trustee and the Fiscal Agent and all
Excess Liquidation Proceeds. The Paying Agent shall deposit amounts constituting collections of Excess Interest on the Mortgage Loans into the Excess Interest
Sub-account. On any Master Servicer Remittance Date, the Master Servicers shall have no duty to remit to the Distribution Account any amounts other than amounts held in the applicable Certificate Account and collected during the related
Collection Period as provided in clauses (v) and (xi) of Section 5.2(a) and the
P&I Advance Amount. The Paying Agent shall make withdrawals from the
Distribution Account (including the Excess Interest Sub-account) and the Reserve
Account only for the following purposes:

               (i) to withdraw amounts deposited in the Distribution Account in error and pay such amounts to the Persons entitled thereto;

               (ii) to pay any amounts payable to the Master Servicers, the
Special Servicer, the Fiscal Agent and the Trustee (including the Trustee's Fee
(other than that portion thereof, that constitutes the Paying Agent's Fee)) and the Paying Agent (including the Paying Agent Fee), or other expenses or other amounts permitted to be paid hereunder and not previously paid to such Persons pursuant to Section 5.2;

               (iii) to make distributions to the Certificateholders pursuant to
Section 6.5; and

               (iv) to clear and terminate the Distribution Account pursuant to
Section 10.2.

          (c) On each Distribution Date in March of every year commencing in
March 2006, the Paying Agent shall withdraw all amounts then in the Interest
Reserve Account and deposit such amounts into the Distribution Account.

                                      -134-

          SECTION 5.4 PAYING AGENT REPORTS.

          (a) On or prior to each Distribution Date, based on information provided in monthly reports prepared by the Servicer Report Administrator and the Special Servicer and delivered to the Paying Agent by the Servicer Report
Administrator (no later than 1:00 p.m., New York time on the Report Date), the
Paying Agent shall make available to any interested party via its internet website initially located at "www.ctslink.com/cmbs" (the "Paying Agent's
Website"), (i) the Monthly Certificateholders Report (substantially in the form of Exhibit M), (ii) a report containing information regarding the Mortgage Loans as of the end of the related Collection Period, which report shall contain substantially the categories of information regarding the Mortgage Loans set forth in Appendix I to the Final Prospectus Supplement and shall be presented in tabular format substantially similar to the format utilized in such Appendix I which report may be included as part of the Monthly Certificateholders Report,
(iii) the Loan Periodic Update File, Loan Setup File, Bond Level File and the
Collateral Summary File, (iv) the CMSA Advance Recovery Report, (v) the
supplemental reports set forth in paragraph (b) of the definition of
Unrestricted Servicer Reports and (vi) as a convenience for interested parties
(and not in furtherance of the distribution thereof under the securities laws), the Final Prospectus Supplement and this Agreement.

          In addition, on or prior to each Distribution Date, based on information provided in monthly reports prepared by the Servicer Report
Administrator and the Special Servicer and delivered to the Paying Agent in accordance herewith, the Paying Agent shall make available via the Paying
Agent's Website, on a restricted basis, the Restricted Servicer Reports
(including the Property File on or prior to each Distribution Date, commencing in October 2005). The Paying Agent shall provide access to the Restricted
Servicer Reports, upon request, to each Certificateholder, to the holder of a B
Note, each of the parties to this Agreement, each of the Rating Agencies, each of the Financial Market Publishers, each of the Underwriters, the Operating
Adviser, the Placement Agents, any prospective purchaser of the Certificates and any Certificate Owner upon receipt (which may be in electronic form) from such person of an Investor Certificate in the form of Exhibit Y, and any other person upon the direction of the Depositor, the Placement Agents or any Underwriter.
For assistance with the above-mentioned Paying Agent services,
Certificateholders or any party hereto may initially call 301-815-6600.

          The Paying Agent makes no representations or warranties as to the accuracy or completeness of any report, document or other information made available on the Paying Agent's Website and assumes no responsibility therefor.
The Paying Agent shall be entitled to conclusively rely on any information provided to it by the Servicer Report Administrator or the Special Servicer and
shall have no obligation to verify such information and the Paying Agent may disclaim responsibility for any information distributed by the Paying Agent for which it is not the original source. In connection with providing access to the
Paying Agent's Website, the Paying Agent, may require registration and the acceptance of a disclaimer. None of the Master Servicers, the Special Servicer
or the Paying Agent shall be liable for the dissemination of information in accordance with this Agreement; provided that this sentence shall not in any way limit the liability the Paying Agent may otherwise have in the performance of its duties hereunder.

                                      -135-

          (b) Subject to Section 8.15, upon advance written request, if required by federal regulation, of any Certificateholder (or holder of a Serviced
Companion Mortgage Loan or B Note) that is a savings association, bank, or insurance company, the Paying Agent shall provide (to the extent in its possession) to each such Certificateholder (or such holder of a Serviced
Companion Mortgage Loan or B Note) such reports and access to non-privileged information and documentation regarding the Mortgage Loans and the Certificates as such Certificateholder (or such holder of a Serviced Companion Mortgage Loan or B Note) may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or successor or other regulatory authorities with respect to investment in the Certificates; provided that the Paying Agent shall be entitled to be reimbursed by such Certificateholder (or such holder of a Serviced Companion Mortgage Loan or B Note) for the Paying Agent's actual expenses incurred in providing such reports and access. The holder of a B Note shall be entitled to receive information and documentation only with respect to its related A/B Mortgage Loan and the holder of a Serviced Companion Mortgage
Loan shall be entitled to receive information and documentation only with respect to its related Loan Pair, pursuant hereto.

          (c) Upon written request, the Paying Agent shall send to each Person who at any time during the calendar year was a Certificateholder of record, customary information as the Paying Agent deems may be necessary or desirable for such Holders to prepare their federal income tax returns.

          (d) Reserved

          (e) The Paying Agent shall afford the Rating Agencies, the Financial
Market Publishers, the Depositor, the Master Servicers, the Special Servicer,
the Trustee, the Fiscal Agent, the Operating Adviser, any Certificateholder, the
holder of a B Note (with respect to the related A/B Mortgage Loan), the
Luxembourg Paying Agent, prospective Certificate Owner or any Person reasonably designated by any Placement Agent, or any Underwriter upon reasonable notice and during normal business hours, reasonable access to all relevant, non-attorney privileged and non-confidential records and documentation regarding the applicable Mortgage Loans, REO Property and all other relevant matters relating to this Agreement, and access to Responsible Officers of the Paying Agent.

          (f) Copies (or computer diskettes or other digital or electronic formats of such information if reasonably available in lieu of paper copies) of any and all of the foregoing items of this Section 5.4 shall be made available by the Paying Agent upon request; provided, however, that the Paying Agent shall be permitted to require payment by the requesting party (other than the
Depositor, the Master Servicers, the Special Servicer, the Trustee, the Fiscal
Agent, the Operating Adviser, any Placement Agent or any Underwriter or any
Rating Agency) of a sum sufficient to cover the reasonable expenses actually incurred by the Paying Agent of providing access or copies (including electronic or digital copies) of any such information requested in accordance with the preceding sentence.

          (g) The Paying Agent shall make available at its Corporate Trust
Office (either in physical or electronic form), during normal business hours, upon reasonable advance written notice for review by any Certificateholder, any
Certificate Owner, any prospective Certificate Owner, the Placement Agents, the
Underwriters, each Rating Agency, the Special Servicer, the

                                      -136-

Depositor, and solely as with respect to any A/B Mortgage Loan, the holder of the B Note and solely as with respect to any Loan Pair, the holder of the
Serviced Companion Mortgage Loan, originals or copies of, among other things, any Phase I Environmental Report or engineering report prepared or appraisals performed in respect of each Mortgaged Property provided, however, that the
Paying Agent shall be permitted to require payment by the requesting party
(other than either Rating Agency or the Operating Adviser) of a sum sufficient to cover the reasonable expenses actually incurred by the Paying Agent or the
Trustee of providing access or copies (including electronic or digital copies)
of any such information reasonably requested in accordance with the preceding sentence.

                                      -137-

          SECTION 5.5 PAYING AGENT TAX REPORTS. The Paying Agent shall perform all reporting and other tax compliance duties that are the responsibility of each REMIC Pool and the Excess Interest Grantor Trust under the Code, REMIC
Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Consistent with this Pooling and
Servicing Agreement, the Paying Agent shall provide or cause to be provided (i)
to the United States Treasury or other Persons (including, but not limited to, the Transferor of a Class R-I, Class R-II or Class R-III Certificate, to a
Disqualified Organization or to an agent that has acquired a Class R-I, Class
R-II or Class R-III Certificate on behalf of a Disqualified Organization) such information as is necessary for the application of any tax relating to the transfer of a Class R-I, Class R-II or Class R-III Certificate to any
Disqualified Organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions; in the case of (i), subject to reimbursement of expenses relating thereto in accordance with Section
7.12. Each Master Servicer shall on a timely basis provide the Paying Agent with such information concerning the Mortgage Loans as is necessary for the preparation of the tax or information returns or receipts of each REMIC Pool and the Excess Interest Grantor Trust as the Paying Agent may reasonably request from time to time. The Special Servicer is required to provide to the applicable
Master Servicer all information in its possession with respect to the Specially
Serviced Mortgage Loans in order for such Master Servicer to comply with its obligations under this Section 5.5. The Paying Agent shall be entitled to conclusively rely on any such information provided to it by the Master Servicers or the Special Servicer and shall have no obligation to verify any such information.

                                   ARTICLE VI

                                  DISTRIBUTIONS

          SECTION 6.1 DISTRIBUTIONS GENERALLY. Subject to Section 10.2(a),
respecting the final distribution on the Certificates, on each Distribution
Date, the Paying Agent shall (1) first, withdraw from the Distribution Account and pay to the Fiscal Agent and Trustee any unpaid fees, expenses and other amounts then required to be paid pursuant to this Agreement, and then, to the
Paying Agent, any unpaid fees, expenses and other amounts then required to be paid pursuant to this Agreement, and then at the written direction of the applicable Master Servicer, withdraw from the Distribution Account and pay to such Master Servicer and Special Servicer any unpaid servicing compensation or other amounts currently required to be paid pursuant to this Agreement (to the extent not previously retained or withdrawn by such Master Servicer from the applicable Certificate Account), and (2) second, make distributions in the manner and amounts set forth below.

          Each distribution to Holders of Certificates shall be made by check mailed to such Holder's address as it appears on the Certificate Register of the
Certificate Registrar or, upon written request to the Paying Agent on or prior to the related Record Date (or upon standing instructions given to the Paying
Agent on the Closing Date prior to any Record Date, which instructions may be revoked at any time thereafter upon written notice to the Paying Agent five days prior to the related Record Date) made by a Certificateholder by wire transfer in immediately available funds to an account specified in the request of such
Certificateholder; provided, that (i) remittances to the Paying Agent shall be made by wire transfer of immediately available funds to the Distribution Account and the Reserve Account; and (ii) the final

                                      -138-

distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at such location specified by the Paying Agent in a notice delivered to Certificateholders pursuant to Section 10.2(a). If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding
Business Day without compensation for such delay. All distributions or allocations made with respect to Holders of Certificates of a Class on each
Distribution Date shall be made or allocated among the outstanding Interests in such Class in proportion to their respective initial Certificate Balances or
Percentage Interests for the Class X Certificates.

          SECTION 6.2 REMIC I

          (a) On each Distribution Date, the Paying Agent shall be deemed to distribute to itself on behalf of the Trustee, as holder of the REMIC I Regular
Interests, for the following purposes and in the following order of priority:

               (i) from the portion of the Available Distribution Amount
attributable to interest (other than any Excess Interest) collected or deemed collected on or with respect to each Mortgage Loan or related REO Property
Distributable Certificate Interest to each Corresponding REMIC I Regular
Interest;

               (ii) from the portion of the Available Distribution Amount attributable to principal collected or deemed collected on or with respect to each Mortgage Loan or related REO Property principal to the Corresponding REMIC
I Regular Interest, until the Certificate Balance thereof is reduced to zero;

               (iii) any remaining funds with respect to each Mortgage Loan
(other than Excess Interest) or related REO Property, to reimburse any Realized
Losses previously allocated to the REMIC I Regular Interests, plus interest on such Realized Losses previously allocated thereto, at the applicable
Pass-Through Rates; and

               (iv) thereafter, to the Class R-I Certificateholders at such time as the Certificate Balance of all Classes of REMIC I Regular Interests have been reduced to zero, and Realized Losses previously allocated thereto have been reimbursed to the Holders of the REMIC I Regular Interests, any amounts remaining with respect to each Mortgage Loan (other than Excess Interest) or related REO Property, to the extent of the Trust's interest therein.

          SECTION 6.3 REMIC II.

          (a) On each Distribution Date, the Paying Agent shall be deemed to distribute to itself on behalf of the Trustee, as holder of the REMIC II Regular
Interests amounts distributable to any Class of Principal Balance Certificates pursuant to Section 6.5 or Section 10.1 to its Corresponding REMIC II Regular
Interest set forth in the Preliminary Statement hereto; provided that interest shall be deemed to have been distributed pro rata among two or more
Corresponding REMIC II Regular Interests that correspond to a Class of Principal
Balance Certificates; and provided, further, that distributions of principal:

               (i) with respect to the Class A-1 Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II
Regular Interest A-1-

                                      -139-

1; second, to REMIC II Regular Interest A-1-2; and third, to REMIC II Regular
Interest A-1-3; in each case, until their respective Certificate Balances are reduced to zero;

               (ii) with respect to the Class A-1A Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II
Regular Interest A-1A-1; second, to REMIC II Regular Interest A-1A-2; third, to
REMIC II Regular Interest A-1A-3; fourth, to REMIC II Regular Interest A-1A-4;
fifth, to REMIC II Regular Interest A-1A-5; sixth, to REMIC II Regular Interest
A-1A-6, to REMIC II Regular Interest A-1A-7; seventh, to REMIC II Regular
Interest A-1A-7; eighth, to REMIC II Regular Interest A-1A-8; and ninth, to
REMIC II Regular Interest A-1A-9; in each case, until their respective
Certificate Balances are reduced to zero;

               (iii) with respect to the A-2 Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II
Regular Interest A-2A; second, to REMIC II Regular Interest A-2B; and third, to
REMIC II Regular Interest A-2C; in each case, until their respective Certificate
Balances are reduced to zero;

               (iv) with respect to the Class A-4A Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II
Regular Interest A-4A-1; second, to REMIC II Regular Interest A-4A-2; third, to
REMIC II Regular Interest A-4A-3; fourth, to REMIC II Regular Interest A-4A-4;
and fifth, to REMIC II Regular Interest A-4A-5; in each case, until their respective Certificate Balances are reduced to zero;

               (v) with respect to the Class D Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II
Regular Interest D-1; and second, to REMIC II Regular Interest D-2; in each case, until their respective Certificate Balances are reduced to zero;

               (vi) with respect to the Class E Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II
Regular Interest E-1; and second, to REMIC II Regular Interest E-2; in each case, until their respective Certificate Balances are reduced to zero;

               (vii) with respect to the Class F Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II
Regular Interest F-1; and second, to REMIC II Regular Interest F-2; in each case, until their respective Certificate Balances are reduced to zero;

               (viii) with respect to the Class H Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II
Regular Interest H-1; and second, to REMIC II Regular Interest H-2; in each case, until their respective Certificate Balances are reduced to zero;

               (ix) with respect to the Class J Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II
Regular Interest J-1; and second, to REMIC II Regular Interest J-2; in each case, until their respective Certificate Balances are reduced to zero; and

                                      -140-

               (x) with respect to the Class K Certificates, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II
Regular Interest K-1; and second, to REMIC II Regular Interest K-2; in each case, until their respective Certificate Balances are reduced to zero.

          (b) All distributions made in respect of the Class X-1 and Class X-2
Certificates on each Distribution Date pursuant to Section 6.5 or Section 10.1, and allocable to any particular Component of such Class of Certificates in accordance with the definitions of "Class X-1 Strip Rate" and "Class X-2 Strip
Rate" and distributed pursuant to Section 6.5 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of such Component's
Corresponding REMIC II Regular Interest. All distributions of reimbursements of
Realized Losses made in respect of any Class of Principal Balance Certificates on each Distribution Date pursuant to Section 6.5 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of its Corresponding
REMIC II Regular Interest set forth in the Preliminary Statement hereto;
provided, however, that distributions of reimbursements of Realized Losses shall be deemed to have been distributed among two or more Corresponding REMIC II
Regular Interests that correspond to a Class of Principal Balance Certificates in the reverse order of the priority set forth in Section 6.6(d) for allocation for Realized Losses, up to the amount of Realized Losses previously allocated to such REMIC II Regular Interest. Any amounts remaining in the Distribution
Account with respect to REMIC II on any Distribution Date after the foregoing distributions shall be distributed to the holders of the Class R-II
Certificates.

          SECTION 6.4 RESERVED.

          SECTION 6.5 REMIC III AND EXCESS INTEREST GRANTOR TRUST.

          (a) On each Distribution Date, the Paying Agent shall withdraw from the Distribution Account an amount equal to the Available Distribution Amount and shall distribute such amount (other than the amount attributable to any
Excess Interest, which shall be distributed in accordance with Section 6.5(c))
and Excess Liquidation Proceeds in the following amounts and order of priority:

               (i) to the Holders of the Class A-1 Certificates, Class A-1A
Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-AB
Certificates, Class A-3 Certificates, Class A-4A Certificates, Class A-4B
Certificates, Class X-1 Certificates and Class X-2 Certificates, concurrently,

               (A) to the Holders of the Class A-1 Certificates, Class A-2
          Certificates, Class A-AB Certificates, Class A-3 Certificates, Class
          A-4 Certificates, the Distributable Certificate Interest in respect of each such class for such Distribution Date (which shall be payable from amounts in the Available Distribution Amount attributable to Loan
          Group 1), pro rata in proportion to the Distributable Certificate
          Interest payable in respect of each such class; provided that interest distributed to the Class A-2 Certificates will be applied first to
          Class A-2A up to its interest entitlements and then to Class A-2B up to its interest entitlements, provided further that interest distributed to the Class A-4 Certificates

                                      -141-

          will be applied first to Class A-4A up to its interest entitlements and then to Class A-4B up to its interest entitlements;

               (B) to the Holders of the Class A-1A Certificates, the
          Distributable Certificate Interest in respect of such class for such
          Distribution Date (which shall be payable from amounts in the
          Available Distribution Amount attributable to Loan Group 2);

               (C) to the Holders of the Class X-1 and Class X-2 Certificates,
          the Distributable Certificate Interest in respect of each such class for such Distribution Date, pro rata in proportion to the
          Distributable Certificate Interest payable in respect of each such class;

          provided, however, that if the portion of Available Distribution
Amount attributable to either Loan Group is insufficient to pay in full the total amount of interest to be distributed with respect to any of the Class A
Senior Certificates or the Class X Certificates on such Distribution Date as described above, the Available Distribution Amount will be allocated among all those classes pro rata in proportion to the respective amounts of interest payable thereon for such Distribution Date, without regard to loan group, provided that interest distributed to the Class A-2 Certificates will be applied first to Class A-2A up to its interest entitlements and then to Class A-2B up to its interest entitlements, provided further that interest distributed to the
Class A-4 Certificates will be applied first to Class A-4A up to its interest entitlements and then to Class A-4B up to its interest entitlements;

               (ii) concurrently:

               (A) to the Holders of the Class A-1, Class A-2, Class A-AB, Class
          A-3, and Class A-4 Certificates: first to the Holders of the Class
          A-AB Certificates, the Loan Group 1 Principal Distribution Amount for
          such Distribution Date and, after the Certificate Balance of the Class
          A-1A Certificates have been reduced to zero, the Loan Group 2
          Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Balance of the Class A-AB Certificates has been reduced to the Planned Principal Balance for such Distribution Date;
          the portion of the Loan Group 2 Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the Holders of the Class A-1A Certificates, second, upon payment to the Class A-AB Certificates of the above distribution, to the Holders of the Class A-1 Certificates, the Loan Group 1
          Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates have been reduced to zero, the Loan Group 2 Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Balance of the
          Class A-1 Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the Holders of the Class A-AB
          Certificates (in respect of the Planned Principal Balance) and (solely with respect to the Loan Group 2 Principal Distribution Amount) Class
          A-1A Certificates, third, upon payment in full of the aggregate
          Certificate Balance of the Class A-1 Certificates,

                                      -142-

          to the Holders of the Class A-2A Certificates, the Loan Group 1
          Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates have been reduced to zero, the Loan Group 2 Principal Distribution Amount, until the aggregate Certificate Balance of the Class A-2A Certificates has
          been reduced to zero; the portion of the Loan Group 1 Principal
          Distribution Amount and Loan Group 2 Principal Distribution Amount
          distributed hereunder will be reduced by any portion thereof distributed to the Holders of the Class A-AB Certificates (in respect of the Planned Principal Balance), Class A-1 Certificates and (solely with respect to the Loan Group 2 Principal Distribution Amount) Class
          A-1A Certificates, fourth, upon payment in full of the aggregate
          Certificate Balance of the Class A-2A Certificates, to the Holders of
          the Class A-2B Certificates, the Loan Group 1 Principal Distribution
          Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates have been reduced to zero, the Loan
          Group 2 Principal Distribution Amount, until the aggregate Certificate
          Balance of the Class A-2B Certificates has been reduced to zero; the portion of the Loan Group 1 Principal Distribution Amount and Loan
          Group 2 Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the Holders of the Class
          A-AB Certificates (in respect of the Planned Principal Balance), Class
          A-1 Certificates, Class A-2A Certificates and (solely with respect to the Loan Group 2 Principal Distribution Amount) Class A-1A
          Certificates, fifth, upon payment in full of the aggregate Certificate
          Balance of the Class A-2B Certificates, to the Holders of the Class
          A-3 Certificates, the Loan Group 1 Principal Distribution Amount for
          such Distribution Date and, after the Certificate Balance of the Class
          A-1A Certificates have been reduced to zero, the Loan Group 2
          Principal Distribution Amount, until the aggregate Certificate Balance of the Class A-3 Certificates has been reduced to zero; the portion of the Loan Group 1 Principal Distribution Amount and Loan Group 2
          Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the Holders of the Class A-AB
          Certificates (in respect of the Planned Principal Balance), Class A-1
          Certificates, Class A-2A Certificates, Class A-2B Certificates and
          (solely with respect to the Loan Group 2 Principal Distribution
          Amount) Class A-1A Certificates, sixth, upon payment in full of the aggregate Certificate Balance of the Class A-3 Certificates, to the
          Holders of the Class A-AB Certificates, the Loan Group 1 Principal
          Distribution Amount for such Distribution Date and, after the
          Certificate Balance of the Class A-1A Certificates have been reduced to zero, the Loan Group 2 Principal Distribution Amount, until the aggregate Certificate Balance of the Class A-AB Certificates has been reduced to zero; the portion of the Loan Group 1 Principal
          Distribution Amount and Loan Group 2 Principal Distribution Amount
          distributed hereunder will be reduced by any portion thereof distributed to the Holders of the Class A-AB Certificates (in respect of the Planned Principal Balance), Class A-1 Certificates, Class A-2A
          Certificates, Class A-2B Certificates, Class A-3 Certificates and
          (solely with respect to the Loan Group 2 Principal Distribution
          Amount) Class A-1A Certificates, seventh, upon payment in full of the aggregate Certificate Balance of the Class A-AB and Class A-3
          Certificates, to the Holders of the Class A-4A Certificates, the Loan
          Group 1

                                      -143-

          Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates have been reduced to zero, the Loan Group 2 Principal Distribution Amount, until the aggregate Certificate Balance of the Class A-4A Certificates has
          been reduced to zero; the portion of the Loan Group 1 Principal
          Distribution Amount and Loan Group 2 Principal Distribution Amount
          distributed hereunder will be reduced by any portion thereof distributed to the Holders of the Class A-AB Certificates, Class A-1
          Certificates, Class A-2A Certificates, Class A-2B Certificates, Class
          A-3 Certificates and (solely with respect to the Loan Group 2
          Principal Distribution Amount) Class A-1A Certificates, eighth, upon payment in full of the aggregate Certificate Balance of the Class A-4A
          Certificates, to the Holders of the Class A-4B Certificates, the Loan
          Group 1 Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates have been reduced to zero, the Loan Group 2 Principal Distribution Amount, until the aggregate Certificate Balance of the Class A-4B Certificates has
          been reduced to zero; the portion of the Loan Group 1 Principal
          Distribution Amount and Loan Group 2 Principal Distribution Amount
          distributed hereunder will be reduced by any portion thereof distributed to the Holders of the Class A-AB Certificates, Class A-1
          Certificates, Class A-2A Certificates, Class A-2B Certificates, Class
          A-3 Certificates, Class A-4A Certificates and (solely with respect to the Loan Group 2 Principal Distribution Amount) Class A-1A
          Certificates; and

               (B) to the Holders of the Class A-1A Certificates, the Loan Group
          2 Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-4 Certificates have been reduced to zero, the Loan Group 1 Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Balance of the
          Class A-1A Certificates has been reduced to zero, the portion of the
          Loan Group 1 Principal Distribution Amount will be reduced by any portion thereof distributed to the Holders of the Class A-AB, Class
          A-1, Class A-2, Class A-3 and Class A-4 Certificates;

               (iii) to the Holders of the Class A Senior Certificates, Class
X-1 Certificates and Class X-2 Certificates, pro rata in proportion to their respective entitlements to reimbursement described in this clause (treating principal and interest losses separately), to reimburse any Realized Losses previously allocated thereto and not previously fully reimbursed (in the case of the Class X Certificates, insofar as Realized Losses have resulted in short falls in the amount of interest distributed other than by reason of a reduction of the Notional Amount), plus one month's interest at the applicable
Pass-Through Rate on such Realized Losses; provided that, such amounts in respect of the Class A-2 Certificates will be allocated first to the Class A-2A
Certificates until such Realized Losses are reimbursed, together with all interest at the applicable Pass-Through Rate, and then to the Class A-2B
Certificates, provided further, that, such amounts in respect of the Class A-4
Certificates will be allocated first to the Class A-4A Certificates until such
Realized Losses are reimbursed, together with all interest at the applicable
Pass-Through Rate, and then to the Class A-4B Certificates;

               (iv) to the Holders of the Class A-J Certificates, Distributable
Certificate Interest for such Distribution Date;

                                      -144-

               (v) upon payment in full of the Certificate Balance of the Class
A-4B and Class A-1A Certificates, to the holders of the Class A-J Certificates, the Principal Distribution Amount for such Distribution Date (reduced by any prior distributions hereunder), until the Certificate Balance of the Class A-J
Certificates has been reduced to zero;

               (vi) to the Holders of the Class A-J Certificates, to reimburse any Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

               (vii) to the Holders of the Class B Certificates, Distributable
Certificate Interest for such Distribution Date;

               (viii) upon payment in full of the Certificate Balance of the
Class A-J Certificates, to the Holders of the Class B Certificates, the
Principal Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class B
Certificates has been reduced to zero;

               (ix) to the Holders of the Class B Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

               (x) to the Holders of the Class C Certificates, Distributable
Certificate Interest for such Distribution Date;

               (xi) upon payment in full of the Certificate Balance of the Class
B Certificates, to the Holders of the Class C Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class C
Certificates has been reduced to zero;

               (xii) to the Holders of the Class C Certificates, to reimburse any Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

               (xiii) to the Holders of the Class D Certificates, Distributable
Certificate Interest for such Distribution Date;

               (xiv) upon payment in full of the Certificate Balance of the
Class C Certificates, to the Holders of the Class D Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class D
Certificates has been reduced to zero;

               (xv) to the Holders of the Class D Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

               (xvi) to the Holders of the Class E Certificates, Distributable
Certificate Interest for such Distribution Date;

                                      -145-

               (xvii) upon payment in full of the Certificate Balance of the
Class D Certificates, to the Holders of the Class E Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class E
Certificates has been reduced to zero;

               (xviii) to the Holders of the Class E Certificates, to reimburse any Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

               (xix) to the Holders of the Class F Certificates, Distributable
Certificate Interest for such Distribution Date;

               (xx) upon payment in full of the Certificate Balance of the Class
E Certificates, to the Holders of the Class F Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class F
Certificates has been reduced to zero;

               (xxi) to the Holders of the Class F Certificates, to reimburse any Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

               (xxii) to the Holders of the Class G Certificates, Distributable
Certificate Interest for such Distribution Date;

               (xxiii) upon payment in full of the Certificate Balance of the
Class F Certificates, to the Holders of the Class G Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class G
Certificates has been reduced to zero;

               (xxiv) to the Holders of the Class G Certificates, to reimburse any Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

               (xxv) to the Holders of the Class H Certificates, Distributable
Certificate Interest for such Distribution Date;

               (xxvi) upon payment in full of the Certificate Balance of the
Class G Certificates, to the Holders of the Class H Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class H
Certificates has been reduced to zero;

               (xxvii) to the Holders of the Class H Certificates, to reimburse any Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

               (xxviii) to the Holders of the Class J Certificates,
Distributable Certificate Interest for such Distribution Date;

                                      -146-

               (xxix) upon payment in full of the Certificate Balance of the
Class H Certificates, to the Holders of the Class J Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class J
Certificates has been reduced to zero;

               (xxx) to the Holders of the Class J Certificates, to reimburse any Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

               (xxxi) to the Holders of the Class K Certificates, Distributable
Certificate Interest for such Distribution Date;

               (xxxii) upon payment in full of the Certificate Balance of the
Class J Certificates, to the Holders of the Class K Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class K
Certificates has been reduced to zero;

               (xxxiii) to the Holders of the Class K Certificates, to reimburse any Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

               (xxxiv) to the Holders of the Class L Certificates, Distributable
Certificate Interest for such Distribution Date;

               (xxxv) upon payment in full of the Certificate Balance of the
Class K Certificates, to the Holders of the Class L Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class L
Certificates has been reduced to zero;

               (xxxvi) to the Holders of the Class L Certificates, to reimburse any Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

               (xxxvii) to the Holders of the Class M Certificates,
Distributable Certificate Interest for such Distribution Date;

               (xxxviii) upon payment in full of the Certificate Balance of the
Class L Certificates, to the Holders of the Class M Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class M
Certificates has been reduced to zero;

               (xxxix) to the Holders of the Class M Certificates, to reimburse any Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

               (xl) to the Holders of the Class N Certificates, Distributable
Certificate Interest for such Distribution Date;

                                      -147-

               (xli) upon payment in full of the Certificate Balance of the
Class M Certificates, to the Holders of the Class N Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class N
Certificates has been reduced to zero;

               (xlii) to the Holders of the Class N Certificates, to reimburse any Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

               (xliii) to the Holders of the Class O Certificates, Distributable
Certificate Interest for such Distribution Date;

               (xliv) upon payment in full of the Certificate Balance of the
Class N Certificates, to the Holders of the Class O Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class O
Certificates has been reduced to zero;

               (xlv) to the Holders of the Class O Certificates, to reimburse any Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

               (xlvi) to the Holders of the Class P Certificates, Distributable
Certificate Interest for such Distribution Date;

               (xlvii) upon payment in full of the Certificate Balance of the
Class O Certificates, to the Holders of the Class P Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class P
Certificates has been reduced to zero;

               (xlviii) to the Holders of the Class P Certificates, to reimburse any Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

               (xlix) to the Holders of the Class Q Certificates, Distributable
Certificate Interest for such Distribution Date;

               (l) upon payment in full of the Certificate Balance of the Class
P Certificates, to the Holders of the Class Q Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class Q
Certificates has been reduced to zero;

               (li) to the Holders of the Class Q Certificates, to reimburse any
Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

               (lii) to the Holders of the Class S Certificates, Distributable
Certificate Interest for such Distribution Date;

                                      -148-

               (liii) upon payment in full of the Certificate Balance of the
Class Q Certificates, to the Holders of the Class S Certificates, the Principal
Distribution Amount for such Distribution Date (reduced by any prior distributions thereof hereunder), until the Certificate Balance of the Class S
Certificates has been reduced to zero;

               (liv) to the Holders of the Class S Certificates, to reimburse any Realized Losses previously allocated thereto and not previously fully reimbursed, plus one month's interest at the applicable Pass-Through Rate on such Realized Losses;

               (lv) to the Holders of the Class R-III Certificates at such time as the Certificate Balances of all Classes of REMIC Regular Certificates have been reduced to zero, and Realized Losses previously allocated to each Holder have been reimbursed to the Holders of the REMIC Regular Certificates, any
amounts remaining on deposit in the Distribution Account.

          Notwithstanding the foregoing, on each Distribution Date occurring on or after the earliest date, if any, upon which the Certificate Balances of all the Classes of Subordinate Certificates have been reduced to zero or the aggregate Appraisal Reduction in effect is greater than or equal to the
Certificate Balances of all the Classes of Subordinate Certificates, the
Principal Distribution Amount will be distributed, first, to the Holders of the
Class A-1, Class A-1A, Class A-2, Class A-AB, Class A-3 and Class A-4
Certificates, pro rata, based on their respective Certificate Balances, in reduction of their respective Certificate Balances, until the Certificate
Balance of each such Class is reduced to zero, provided that the Principal
Distribution Amounts distributed to the Class A-2 Certificates will be applied first to the Class A-2A Certificates until the aggregate Certificate Balance of such Class is reduced to zero and then to the Class A-2B Certificates until the aggregate Certificate Balance of such Class is reduced to zero, provided further, that, the Principal Distribution Amounts distributed to the Class A-4
Certificates will be applied first to the Class A-4A Certificates until the aggregate Certificate Balance of such Class is reduced to zero and then to the
Class A-4B Certificates until the aggregate Certificate Balance of such Class is reduced to zero; and, second, to the Holders of the Class A-1, Class A-1A, Class
A-2, Class A-AB, Class A-3 and Class A-4 Certificates, pro rata, based on the respective amounts of unreimbursed Realized Losses previously allocated to each such Class, plus one month's interest on such Realized Losses at the applicable
Pass-Through Rate, provided that such amounts with respect to the Class A-2
Certificates will be allocated first to the Class A-2A Certificates until such unreimbursed losses are reimbursed, together with all applicable interest at the applicable Pass-Through Rate, and then to the Class A-2B Certificates, provided further, that, such amounts with respect to the Class A-4 Certificates will be allocated first to the Class A-4A Certificates until such unreimbursed losses are reimbursed, together with all applicable interest at the applicable
Pass-Through Rate, and then to the Class A-4B Certificates. A similar rule shall apply to the distribution of the Principal Distribution Amount to REMIC II
Regular Interests A-1-1, A-1-2, A-1-3, A-1A-1, A-1A-2, A-1A-3, A-1A-4, A-1A-5,
A-1A-6, A-1A-7, A-1A-8, A-1A-9, A-2A-1, A-2A-2, A-2A-3, A-2B, A-AB, A-3, A-4A-1,
A-4A-2, A-4A-3, A-4A-4, A-4A-5 and A-4B; provided that sequential payments shall be made to the REMIC II Regular Interests as set forth in clauses (i) through
(x) of Section 6.3(a).

          (b) On each Distribution Date, the Paying Agent shall withdraw amounts in the Reserve Account and shall pay the Certificateholders on such Distribution
Date such amounts in the following priority:

                                      -149-

               (i) first, to reimburse the Holders of the Principal Balance
Certificates (in order of alphabetical Class designation) for any, and to the extent of, Realized Losses previously allocated to them; and

               (ii) second, upon the reduction of the Aggregate Certificate
Balance of the Principal Balance Certificates to zero, to pay any amounts remaining on deposit in such account to the Special Servicer as additional
Special Servicer Compensation.

          This Section 6.5(b) shall apply mutatis mutandis to reimbursement of
Realized Losses previously allocated to the REMIC II Regular Interests.

          (c) On each Distribution Date, the Paying Agent shall withdraw from the Excess Interest Sub-account any Excess Interest on deposit therein, and the
Paying Agent shall pay such Excess Interest on such Distribution Date to the
Class T Certificates.

          SECTION 6.6 ALLOCATION OF REALIZED LOSSES, EXPENSE LOSSES AND
SHORTFALLS DUE TO NONRECOVERABILITY.

          (a) REMIC I. On each Distribution Date, except as provided in subsection (b) below,

               (i) Realized Principal Losses on each Mortgage Loan realized during the related Collection Period shall reduce the Certificate Balance of the
Corresponding REMIC I Regular Interest;

               (ii) Realized Interest Losses on each Mortgage Loan shall be allocated to reduce first, Distributable Certificate Interest for such
Distribution Date, and then Unpaid Interest in each case owing on the
Corresponding REMIC I Regular Interest; and to the extent that such Realized
Interest Loss exceeds such amount, shall be treated as an Expense Loss;

               (iii) Expense Losses (not otherwise applied above) realized during the related Collection Period shall be allocated among the REMIC I
Regular Interests in proportion to their Certificate Balances and treated as
Realized Principal Losses to the extent so allocated (and shall proportionately reduce the Certificate Balance of each REMIC I Regular Interest) after making all other allocations for such Distribution Date.

          (b) In the event that the applicable Master Servicer, the Special
Servicer, the Trustee or the Fiscal Agent, determines that an Advance (including an Unliquidated Advance) previously made by it is a Nonrecoverable Advance and such Master Servicer withdraws the amount of such Advance from the applicable
Certificate Account pursuant to Section 5.2(a) hereof (which amount shall be treated as an Available Advance Reimbursement Amount pursuant to Section 4.6), it shall determine the portion of the amount so withdrawn that is attributable to (w) interest on the related Mortgage Loan; (x) principal on the related
Mortgage Loan; (y) Servicing Advances; and (z) Advance Interest. The portion of the amount so withdrawn from such Certificate Account that is allocable to:

               (i) amounts previously advanced as interest on the related
Mortgage Loan shall reduce the Available Distribution Amount for REMIC I and shall be allocated to

                                      -150-

reduce the amount of interest paid on each REMIC I Regular Interest on such
Distribution Date in proportion to Distributable Certificate Interest otherwise payable thereon, and shall result in Unpaid Interest on each such REMIC I
Regular Interest;

               (ii) amounts previously advanced as principal on the related
Mortgage Loan shall reduce the Available Distribution Amount for REMIC I and shall be allocated to reduce the principal paid on each REMIC I Regular Interest on which principal would otherwise be paid on such Distribution Date, in proportion to such principal payments; and

               (iii) amounts previously advanced as Servicing Advances, as well as Advance Interest owing to the applicable Master Servicer, the Special
Servicer, the Trustee or the Fiscal Agent with respect to Advances shall be treated as Expense Losses and allocated in accordance with Section 6.6(a)(iii)
above.

          (c) At such time as a Final Recovery Determination is made with respect to any Mortgage Loan with respect to which the applicable Master
Servicer previously had withdrawn amounts from the applicable Certificate
Account following a determination that Advances (or Unliquidated Advances)
previously made were Nonrecoverable Advances, or at such other time as any other
Realized Loss shall occur with respect to any such Mortgage Loan, such Master
Servicer shall compute the Realized Loss with respect to such Mortgage Loan and the Paying Agent shall allocate such Realized Loss as follows:

               (i) to the extent that any Realized Principal Loss does not exceed the Certificate Balance on the Corresponding REMIC I Regular Interest,
such Realized Principal Loss shall be allocated to such REMIC I Regular
Interest; and to the extent that any Realized Principal Loss exceeds the
Certificate Balance of the Corresponding REMIC I Regular Interest, such Realized
Principal Loss shall be allocated to the other Corresponding REMIC I Regular
Interests with respect to which distributions of principal were reduced pursuant to Section 6.6(b)(ii) above, in proportion to the amount of such reductions;

               (ii) any Realized Interest Loss shall be allocated to the
Corresponding REMIC I Interest to the extent of Unpaid Interest thereon and any remaining portion of the Realized Interest Loss shall be allocated as a Realized
Interest Loss on each REMIC I Regular Interest with respect to which Unpaid
Interest was created pursuant to Section 6.6(b)(i) above in proportion to the amount of Unpaid Interest resulting from the reduction in distributions of interest on such REMIC I Regular Interest pursuant to Section 6.6(b)(i) above;

               (iii) the portion of the amount recovered on the Mortgage Loan with respect to which amounts were withdrawn from the applicable Certificate
Account that are treated as Recoveries of principal on the Mortgage Loan shall be applied first, to make payments of principal on the Corresponding REMIC I
Regular Interest until the Realized Principal Losses previously allocated thereto are reduced to zero and thereafter to make payments of principal to the
Corresponding REMIC I Regular Interests with respect to which principal distributions were reduced pursuant to Section 6.6(b)(ii) above, in proportion to the amount of such reductions;

               (iv) the portion of the amount recovered on the Mortgage Loan with respect to which amounts were withdrawn from the applicable Certificate
Account that are

                                      -151-

treated as Recoveries of interest on the Mortgage Loan shall be applied first, to make payments of Unpaid Interest on the Corresponding REMIC I Regular
Interest and thereafter to make payments of interest on each REMIC I Interest with respect to which Unpaid Interest was created pursuant to Section 6.6(b)(i)
above in proportion to the amount of Unpaid Interest resulting from the reduction in distributions of interest on such REMIC I Regular Interest pursuant to Section 6.6(b)(i) above; and

               (v) the portion of the amount recovered on the Mortgage Loan with respect to which amounts were withdrawn from the applicable Certificate Account that is treated as a recovery of expenses on the Mortgage Loan shall be applied in reimbursement of Expense Losses on each REMIC I Regular Interest with respect to which an Expense Loss was created pursuant to Section 6.6(b)(iii) above in proportion to the amount of the Expense Loss allocated thereto pursuant to
Section 6.6(b)(iii) above.

          (d) REMIC II. On each Distribution Date, all Realized Losses on the
REMIC I Interests for such Distribution Date (or for prior Distribution Dates, to the extent not previously allocated) shall be allocated to the Corresponding
REMIC II Regular Interests in the amounts and in the manner as are allocated to the REMIC II Regular Interests related thereto pursuant to Section 6.6(f);
provided, however, that Realized Losses shall be allocated among two or more
Corresponding REMIC II Regular Interests that correspond to a Class of Principal
Balance Certificates sequentially in alphabetical and numerical order. Realized
Losses allocated to the Class X Certificates shall reduce the amount of interest payable on the REMIC II Regular Interest A-1-1, REMIC II Regular Interest A-1-2,
REMIC II Regular Interest A-1-3, REMIC II Regular Interest A-1A-1, REMIC II
Regular Interest A-1A-2, REMIC II Regular Interest A-1A-3, REMIC II Regular
Interest A-1A-4, REMIC II Regular Interest A-1A-5, REMIC II Regular Interest
A-1A-6, REMIC II Regular Interest A-1A-7, REMIC II Regular Interest A-1A-8,
REMIC II Regular Interest A-1A-9, REMIC II Regular Interest A-2A-1, REMIC II
Regular Interest A-2A-2, REMIC II Regular Interest A-2A-3, REMIC II Regular
Interest A-2B, REMIC II Regular Interest A-AB, REMIC II Regular Interest A-3,
REMIC II Regular Interest A-4A-1, REMIC II Regular Interest A-4A-2, REMIC II
Regular Interest A-4A-3, REMIC II Regular Interest A-4A-4, REMIC II Regular
Interest A-4A-5, REMIC II Regular Interest A-4B, REMIC II Regular Interest A-J,
REMIC II Regular Interest B, REMIC II Regular Interest C, REMIC II Regular
Interest D-1, REMIC II Regular Interest D-2, REMIC II Regular Interest E-1,
REMIC II Regular Interest E-2, REMIC II Regular Interest F-1, REMIC II Regular
Interest F-2, REMIC II Regular Interest G, REMIC II Regular Interest H-1, REMIC
II Regular Interest H-2,, REMIC II Regular Interest J-1, REMIC II Regular
Interest J-2, REMIC II Regular Interest K-1, REMIC II Regular Interest K-2,
REMIC II Regular Interest L, REMIC II Regular Interest M, REMIC II Regular
Interest N, REMIC II Regular Interest O, REMIC II Regular Interest P, REMIC II
Regular Interest Q and REMIC II Regular Interest S which reduction shall be allocated pro rata based on the product of the Certificate Balance of such REMIC
II Regular Interest and the sum of the Class X-1 Strip Rate and the Class X-2
Strip Rate (if any) applicable to the Class of Certificates relating to such
REMIC II Regular Interest.

          (e) Reserved

          (f) REMIC III. On each Distribution Date, all Realized Losses on the
REMIC II Regular Interests for such Distribution Date (or for prior Distribution
Dates, to the extent not

                                      -152-

previously allocated) shall be allocated to the REMIC III Regular Interests in
Reverse Sequential Order, in each case reducing (A) first, the Certificate
Balance of such Class until such Certificate Balance is reduced to zero (in the case of the REMIC III Regular Interests other than the Class X Certificates);
(B) second, Unpaid Interest owing to such Class to the extent thereof and (C)
third, Distributable Certificate Interest owing to such Class, provided, that such reductions shall be allocated among the Class A-1 Certificates, Class A-1A
Certificates, Class A-2A Certificates, Class A-2B Certificates, Class A-AB
Certificates, Class A-3 Certificates, Class A-4A Certificates, Class A-4B
Certificates, Class X-1 Certificates and Class X-2 Certificates, pro rata, based upon their outstanding Certificate Balances or accrued interest, as the case may be, provided further that Realized Losses allocated to the Class A-2
Certificates shall be allocated first to the Class A-2B Certificates and then to the Class A-2A Certificates, provided further that Realized Losses allocated to the Class A-4 Certificates shall be allocated first to the Class A-4B
Certificates and then to the Class A-4A Certificates and provided further still, that Realized Losses shall not reduce the Aggregate Certificate Balance of the
REMIC III Regular Interests below the sum of the Aggregate Certificate Balances of the REMIC II Regular Interests.

          SECTION 6.7 NET AGGREGATE PREPAYMENT INTEREST SHORTFALLS. On each
Distribution Date, any Net Aggregate Prepayment Interest Shortfalls in REMIC I
shall be allocated among the REMIC I Regular Interests, pro rata in proportion to the Accrued Certificate Interest for each such REMIC I Regular Interest for such Distribution Date and shall reduce Distributable Certificate Interest for each such Interest. On each Distribution Date, any Net Aggregate Prepayment
Interest Shortfalls in REMIC II shall be allocated among the REMIC II Regular
Interests, pro rata in proportion to the Accrued Certificate Interest for each such REMIC II Regular Interest for such Distribution Date and shall reduce
Distributable Certificate Interest for each such Interest. On each Distribution
Date, the amount of any Net Aggregate Prepayment Interest Shortfalls on the
REMIC III Regular Interests shall be allocated to each Class of Certificates, pro rata, in proportion to the amount of Accrued Certificate Interest payable to such Class of Certificates on such Distribution Date, in each case reducing interest otherwise payable thereon. The amount of Net Aggregate Prepayment
Interest Shortfalls allocated to a Class of Certificates pursuant to the preceding sentence shall reduce the Distributable Certificate Interest for such
Class for such Distribution Date. No Prepayment Interest Shortfall with respect to a Serviced Companion Mortgage Loan or a B Note shall be allocated to any
Class of Certificates.

          SECTION 6.8 ADJUSTMENT OF SERVICING FEES. The Master Servicing Fee
payable to the applicable Master Servicer shall be adjusted as provided in
Section 8.10(c) herein. Any amount retained by REMIC I as a result of a reduction of the Master Servicing Fee shall be treated as interest collected with respect to the prepaid Mortgage Loans with respect to which the Master
Servicing Fee adjustment occurs.

          SECTION 6.9 APPRAISAL REDUCTIONS. Not later than the date on which an
Appraisal Event occurs, the Special Servicer shall have obtained (A) an
Appraisal of the Mortgaged Property securing the related Mortgage Loan, Loan
Pair or A/B Mortgage Loan, if the Principal Balance of such Mortgage Loan, Loan
Pair or A/B Mortgage Loan exceeds $2,000,000 or (B) at the option of the Special
Servicer, if such Principal Balance is less than or equal to $2,000,000, either an internal valuation prepared by the Special Servicer in accordance with MAI standards or an Appraisal which in all cases shall be completed as of the date that such

                                      -153-

Mortgage Loan, Loan Pair or A/B Mortgage Loan becomes a Required Appraisal Loan;
provided that if the Special Servicer had completed or obtained an Appraisal or internal valuation within the immediately prior 12 months, the Special Servicer may rely on such Appraisal or internal valuation and shall have no duty to prepare a new Appraisal or internal valuation, unless such reliance would not be in accordance with the Servicing Standard; provided, further, that if the
Special Servicer is required to obtain an Appraisal of a Mortgaged Property after receipt of the notice described in clause (ii) of the definition of
Appraisal Event, such Appraisal will be obtained no later than 60 days after receipt of such notice and an internal valuation will be obtained no later than
60 days after receipt of such notice. Notwithstanding the foregoing, an
Appraisal shall not be required so long as a guaranty or surety bond that is rated at least "BBB-" (or its equivalent) by a nationally recognized statistical rating organization, or debt service reserve or a letter of credit is available and has the ability to pay off the then outstanding Principal Balance of the
Mortgage Loan in full, except to the extent that the Special Servicer, in accordance with the Servicing Standard, determines that obtaining an Appraisal is in the best interests of the Certificateholders. Such Appraisal or valuation shall be conducted in accordance with the definition of "market value" as set forth in 12 C.F.R. Section 225.62 and shall be updated at least annually to the extent such Mortgage Loan remains a Required Appraisal Loan. The cost of any such Appraisal or valuation, if not performed by the Special Servicer, shall be an expense of the Trust (and any related B Note) and may be paid from REO Income or, to the extent collections from such related Mortgage Loan, B Note, Loan Pair or Mortgaged Property does not cover the expense, such unpaid expense shall be, subject to Section 4.4 hereof, advanced by the applicable Master Servicer at the request of the Special Servicer or by the Special Servicer pursuant to Section
4.2 in which event it shall be treated as a Servicing Advance. The applicable
Master Servicer, based on the Appraisal or internal valuation provided to it by the Special Servicer, shall calculate any Appraisal Reduction. The applicable
Master Servicer shall calculate or recalculate the Appraisal Reduction for any
Mortgage Loan, B Note and Loan Pair based on updated Appraisals or internal valuations provided from time to time to it by the Special Servicer and report such amount to the Trustee. Notwithstanding the foregoing, the terms of this
Section 6.9 shall not be applicable to any Non-Serviced Mortgage Loan if the applicable Non-Serviced Mortgage Loan Special Servicer shall have performed such obligations with respect to such Mortgage Loan pursuant to the terms of the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

          SECTION 6.10 COMPLIANCE WITH WITHHOLDING REQUIREMENTS. Notwithstanding
any other provision of this Agreement to the contrary, the Paying Agent on behalf of the Trustee shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest, original issue discount, or other amounts that the Paying Agent reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding and any amount so withheld shall be regarded as distributed to the related Certificateholders for purposes of this Agreement.
In the event the Paying Agent withholds any amount from payments made to any
Certificateholder pursuant to federal withholding requirements, the Paying Agent shall indicate to such Certificateholder the amount withheld.

          SECTION 6.11 PREPAYMENT PREMIUMS. Any Prepayment Premium collected with respect to a Mortgage Loan (but not a B Note or Serviced Companion Mortgage
Loan, which Prepayment Premium is payable to the holder of the related B Note or the holder of the

                                      -154-

related Serviced Companion Mortgage Loan, as applicable) during any particular
Collection Period will be deemed distributed to the Trustee by the Paying Agent on the following Distribution Date as follows: (i) first, the Paying Agent shall be deemed to distribute to the Trustee, as holder of the REMIC I Regular
Interest to which such Mortgage Loan relates, any Prepayment Premiums collected on or with respect to such Mortgage Loan; and (ii) second, the Paying Agent shall be deemed to distribute to the Trustee, as holder of the REMIC II Regular
Interests, any Prepayment Premiums deemed distributed to the REMIC I Regular
Interests, and shall be deemed to distribute such Prepayment Premiums to the
REMIC II Regular Interest then entitled to distributions of principal from the
Principal Distribution Amount (or, if more than one Class of REMIC II Regular
Interests is then entitled to distributions of principal from the Principal
Distribution Amount, such Prepayment Premiums shall be deemed distributed among such Classes pro rata in accordance with the relevant amounts of entitlements to distributions of principal). Following such deemed distributions, in respect of any Prepayment Premiums collected in respect of each Mortgage Loan included in
Loan Group 1 during the related Collection Period, the Holders of the respective
Classes of Principal Balance Certificates, other than the Class A-1A, Class L,
Class M, Class N, Class O, Class P, Class Q and Class S Certificates, then entitled to distributions of principal from the Principal Distribution Amount for such Distribution Date, will be entitled to, and the Paying Agent on behalf of the Trustee will pay to such Holder(s), an amount equal to, in the case of each such Class, the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that Class on that
Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of all Classes of Principal Balance Certificates, other than the Class A-1A, Class L, Class M, Class N, Class O, Class P, Class Q
and Class S Certificates, on that Distribution Date, (b) the Base Interest
Fraction for the related Principal Prepayment and that Class of Certificates and
(c) the aggregate amount of Prepayment Premiums collected during the related
Collection Period. Following such deemed distributions, in respect of any
Prepayment Premiums collected in respect of each Mortgage Loan included in Loan
Group 2 during the related Collection Period, the Holders of the Class A-1A
Certificates, then entitled to distributions of principal from the Principal
Distribution Amount for such Distribution Date, will be entitled to, and the
Paying Agent on behalf of the Trustee will pay to such Holder(s), an amount equal to, in the case of each such Class, the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that
Class on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of the Class A-1A Certificates on that Distribution Date, (b) the Base Interest Fraction for the related Principal
Prepayment and that Class of Certificates and (c) the aggregate amount of
Prepayment Premiums collected during the related Collection Period. Any portion of such Prepayment Premium that is not so distributed to the Holders of such
Principal Balance Certificates will be distributed to the Holders of the Class X
Certificates. On any Distribution Date on or before the Distribution Date in
August 2010, 80% of such Prepayment Premiums remaining after those distributions to the Holders of such Principal Balance Certificates will be distributed to the
Holders of the Class X-1 Certificates and 20% of the Prepayment Premiums
remaining after those distributions to the Holders of such Principal Balance
Certificates will be distributed to the holders of the Class X-2 Certificates.
After the Distribution Date in August 2010, any of such Prepayment Premiums remaining after those distributions to the Holders of such Principal Balance
Certificates will be distributed to the holders of the Class X-1 Certificates.

                                      -155-

                                   ARTICLE VII

       CONCERNING THE TRUSTEE, THE FISCAL AGENT, THE PAYING AGENT AND THE
                            LUXEMBOURG PAYING AGENT

          SECTION 7.1 DUTIES OF THE TRUSTEE, THE FISCAL AGENT AND THE PAYING
AGENT.

          (a) The Trustee, the Fiscal Agent and the Paying Agent each shall undertake to perform only those duties as are specifically set forth in this
Agreement and no implied covenants or obligations shall be read into this
Agreement against the Trustee, the Fiscal Agent or the Paying Agent. Any
permissive right of the Trustee, the Fiscal Agent or the Paying Agent provided for in this Agreement shall not be construed as a duty of the Trustee, the
Fiscal Agent or the Paying Agent. The Trustee, the Fiscal Agent and the Paying
Agent each shall exercise such of the rights and powers vested in it by this
Agreement and following the occurrence and during the continuation of any Event of Default hereunder, the Trustee and Fiscal Agent and the Paying Agent each shall use the same degree of care and skill in its exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

          (b) The Trustee, the Fiscal Agent or the Paying Agent, as applicable, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee, the Fiscal
Agent or the Paying Agent, as the case may be, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they on their face conform to the requirements of this
Agreement; provided that the Trustee, the Fiscal Agent or the Paying Agent, as the case may be, shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by a Master Servicer or any other Person to it pursuant to this Agreement. If any such instrument is found on its face not to conform to the requirements of this Agreement, the Trustee, the Fiscal Agent or the Paying Agent shall request the providing party to correct the instrument and if not so corrected, the Paying Agent shall inform the Certificateholders.

          (c) Neither the Trustee, the Fiscal Agent nor the Paying Agent nor any
of their respective directors, officers, employees, agents or Controlling
Persons shall have any liability to the Trust or the Certificateholders arising out of or in connection with this Agreement, except for their respective negligence or willful misconduct. No provision of this Agreement shall be construed to relieve the Trustee, the Fiscal Agent, the Paying Agent or any of
their respective directors, officers, employees, agents or Controlling Persons from liability for their own negligent action, their own negligent failure to act or their own willful misconduct or bad faith; provided that:

               (i) neither the Trustee, the Fiscal Agent nor the Paying Agent nor any of their respective directors, officers, employees, agents or
Controlling Persons shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in its reasonable business judgment in accordance with this Agreement or at the direction of Holders of Certificates evidencing not less than a majority of the outstanding Certificate Balance of the Certificates;

                                      -156-

               (ii) no provision of this Agreement shall require the Trustee, the Fiscal Agent or the Paying Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

               (iii) neither the Trustee, the Fiscal Agent nor the Paying Agent nor any of their respective directors, officers, employees, agents or
Controlling Persons shall be responsible for any act or omission of a Master
Servicer, the Special Servicer, the Depositor or either Seller, or for the acts or omissions of each other, including, without limitation, in connection with actions taken pursuant to this Agreement;

               (iv) the execution by the Trustee or the Paying Agent of any forms or plans of liquidation in connection with any REMIC Pool shall not constitute a representation by the Trustee or the Paying Agent as to the adequacy of such form or plan of liquidation;

               (v) none of the Trustee, the Fiscal Agent nor the Paying Agent shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties as Trustee, the Fiscal Agent or the Paying
Agent, as applicable in accordance with this Agreement. In such event, all legal expense and costs of such action shall be expenses and costs of the Trust, and the Trustee, the Paying Agent and the Fiscal Agent shall be entitled to be reimbursed therefor from the applicable Certificate Account pursuant to Section
5.2(a)(vi); and

               (vi) neither the Trustee, the Fiscal Agent nor the Paying Agent shall be charged with knowledge of any failure by a Master Servicer or the
Special Servicer or by each other to comply with its obligations under this
Agreement or any act, failure, or breach of any Person upon the occurrence of which the Trustee, the Fiscal Agent or the Paying Agent may be required to act, unless a Responsible Officer of the Trustee, the Fiscal Agent or the Paying
Agent, as the case may be, obtains actual knowledge of such failure.

          (d) For so long as the Certificates are listed on the Luxembourg Stock
Exchange, the Depositor shall cause the continuing obligations under the listing rules for the Luxembourg Stock Exchange to be complied with in respect of the
Certificates. The Trustee, the Fiscal Agent and the Paying Agent shall not be liable for a failure in compliance with such continuing obligations under the listing rules of the Luxembourg Stock Exchange if such failure is caused by the negligence or willful misconduct of the Luxembourg Paying Agent.

          SECTION 7.2 CERTAIN MATTERS AFFECTING THE TRUSTEE, THE FISCAL AGENT
AND THE PAYING AGENT.

          (a) Except as otherwise provided in Section 7.1:

               (i) the Trustee, the Fiscal Agent and the Paying Agent each may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                                      -157-

               (ii) the Trustee, the Fiscal Agent and the Paying Agent each may consult with counsel and the advice of such counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

               (iii) neither the Trustee nor the Fiscal Agent nor the Paying
Agent nor any of their respective directors, officers, employees, agents or
Controlling Persons shall be personally liable for any action taken, suffered or omitted by such Person in its reasonable business judgment and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (iv) the Trustee and the Paying Agent shall not be under any obligation to exercise any remedies after default as specified in this Agreement or to institute, conduct or defend any litigation hereunder or relating hereto or make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by Holders of at least 25% of the Aggregate Certificate Balance of the Certificates then outstanding provided that, if the payment within a reasonable time to the
Trustee or the Paying Agent, as applicable, of the costs, expenses or liabilities likely to be incurred by it in connection with the foregoing is, in the opinion of such Person not reasonably assured to such Person by the security afforded to it by the terms of this Agreement, such Person may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding. The reasonable expenses of the
Trustee or the Paying Agent, as applicable, shall be paid by the
Certificateholders requesting such examination;

               (v) the Trustee, the Fiscal Agent and the Paying Agent each may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, which agents or attorneys shall have any or all of the rights, powers, duties and obligations of the
Trustee, the Fiscal Agent and the Paying Agent conferred on them by such appointment; provided that each of the Trustee, the Fiscal Agent and the Paying
Agent, as the case may be, shall continue to be responsible for its duties and obligations hereunder and shall not be liable for the actions or omissions of a
Master Servicer, the Special Servicer, the Depositor or the actions or omissions of each other;

               (vi) neither the Trustee nor the Fiscal Agent nor the Paying
Agent shall be required to obtain a deficiency judgment against a Mortgagor;

               (vii) neither the Trustee nor the Fiscal Agent nor the Paying
Agent shall be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

               (viii) neither the Trustee nor the Fiscal Agent nor the Paying
Agent shall be liable for any loss on any investment of funds pursuant to this
Agreement;

                                      -158-

               (ix) unless otherwise specifically required by law, neither the
Trustee nor the Fiscal Agent nor the Paying Agent shall be required to post any surety or bond of any kind in connection with the execution or performance of its duties hereunder; and

               (x) except as specifically provided hereunder in connection with the performance of its specific duties, neither the Trustee nor the Fiscal Agent nor the Paying Agent shall be responsible for any act or omission of a Master
Servicer, the Special Servicer, the Depositor or of each other.

          (b) Following the Closing Date, the Trustee shall not accept any contribution of assets to the Trust not specifically contemplated by this
Agreement unless the Trustee shall have received a Nondisqualification Opinion at the expense of the Person desiring to contribute such assets with respect to such contribution.

          (c) All rights of action under this Agreement or under any of the
Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or any proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

          (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

          (e) The Paying Agent shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust or its assets or transactions including, without limitation, (A) "prohibited transaction"
penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the
Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net
income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Paying Agent of its obligations hereunder, which breach constitutes negligence or willful misconduct of the
Paying Agent.

          SECTION 7.3 THE TRUSTEE, THE FISCAL AGENT AND THE PAYING AGENT NOT
LIABLE FOR CERTIFICATES OR INTERESTS OR MORTGAGE LOANS. The Trustee, the Fiscal
Agent and the Paying Agent each makes no representations as to the validity or sufficiency of this Agreement, the information contained in the Private
Placement Memorandum, the Preliminary Prospectus Supplement, the Final
Prospectus Supplement or Prospectus for the REMIC III Certificates or Residual
Certificates (other than the Certificate of Authentication on the Certificates if the Paying Agent is the Authenticating Agent) or of any Mortgage Loan,
Assignment of Mortgage or related document save that (i) each of the Trustee, the Fiscal Agent and the Paying Agent represents that, assuming due execution and delivery by the other parties hereto, this Agreement

                                      -159-

has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law and
(ii) the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. None of the Trustee, the Fiscal Agent or the
Paying Agent shall be accountable for the use or application by the Depositor or a Master Servicer or the Special Servicer or by each other of any of the
Certificates or any of the proceeds of such Certificates, or for the use or application by the Depositor or the applicable Master Servicer or the Special
Servicer or by each other of funds paid in consideration of the assignment of the Mortgage Loans to the Trust or deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates or any account maintained pursuant to this Agreement or for investment of any such amounts. No recourse shall be had for any claim based on any provisions of this
Agreement, the Private Placement Memorandum, the Preliminary Prospectus
Supplement, the Final Prospectus Supplement, the Prospectus or the Certificates
(except with respect to the Trustee and Fiscal Agent to the extent of information furnished by the Trustee and the Fiscal Agent under the caption entitled "DESCRIPTION OF THE OFFERED CERTIFICATES - The Trustee and the Fiscal
Agent" and with respect to the Paying Agent, to the extent of information furnished by the Paying Agent under the caption "DESCRIPTION OF THE OFFERED
CERTIFICATES - The Paying Agent, Certificate Registrar and Authenticating Agent"
each in the Preliminary Prospectus Supplement and the Final Prospectus
Supplement), the Mortgage Loans or the assignment thereof against the Trustee, the Fiscal Agent or the Paying Agent in such Person's individual capacity and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity as provided herein. Neither the Trustee nor the Fiscal
Agent nor the Paying Agent shall be liable for any action or failure of any action by the Depositor or a Master Servicer or the Special Servicer or by each other hereunder. Neither the Trustee nor the Fiscal Agent nor the Paying Agent
shall at any time have any responsibility or liability for or with respect to the legality, validity or enforceability of the Mortgages or the Mortgage Loans, or the perfection and priority of the Mortgages or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation, the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon; the validity of the assignment of the Mortgage Loans to the Trust or of any intervening assignment; the completeness of the Mortgage
Loans; the performance or enforcement of the Mortgage Loans (other than if the
Trustee shall assume the duties of the applicable Master Servicer); the compliance by the Depositor, each Seller, the Mortgagor or a Master Servicer or the Special Servicer or by each other with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation made under this Agreement or in any related document prior to the receipt by a Responsible Officer of the Trustee of notice or other discovery of any non-

                                      -160-

compliance therewith or any breach thereof; any investment of monies by or at the direction of a Master Servicer or the Special Servicer or any loss resulting therefrom; the failure of a Master Servicer or any Sub-Servicer or the Special
Servicer to act or perform any duties required of it on behalf of the Trustee hereunder; or any action by the Trustee taken at the instruction of a Master
Servicer or the Special Servicer.

          SECTION 7.4 THE TRUSTEE, THE FISCAL AGENT AND THE PAYING AGENT MAY OWN
CERTIFICATES. Each of the Trustee, the Fiscal Agent and the Paying Agent in its
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not the Trustee, the Fiscal Agent or the Paying Agent, as the case may be.

          SECTION 7.5 ELIGIBILITY REQUIREMENTS FOR THE TRUSTEE, THE FISCAL AGENT
AND THE PAYING AGENT.

          (a) The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation, national bank or national banking association authorized to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority, and (iii) an institution whose short-term debt obligations are at all times rated not less than "A-1" by S&P and not less than "R-1(middle)" by DBRS or, if not rated by DBRS, an equivalent rating such as that listed above by at least one nationally recognized statistical rating organizations, and whose long-term senior unsecured debt, or that of its fiscal agent, if applicable, is rated not less than "AA-" by Fitch
(or "A+" by Fitch if the Trustee's short-term unsecured debt is rated at least
"F-1" by Fitch), "A+" by S&P and "AA(low)" by DBRS (or, if not rated by DBRS, an equivalent rating (such as those listed above for Fitch and S&P) by at least two nationally recognized statistical rating organizations), provided, that if the
Fiscal Agent is rated at least "AA-" by Fitch (or "A+" by Fitch if the Fiscal
Agent's short-term unsecured debt is rated at least "F-1" by Fitch), the Fiscal
Agent also has a short-term rating of at least "F-1" by Fitch, "AA-" by S&P (or
"A+" by S&P if the Fiscal Agent's short-term unsecured debt is rated at least
"A-1" by S&P) and "AA(low)" by DBRS (or, if not rated by DBRS, an equivalent rating (such as those listed above for Fitch and S&P) by at least two nationally recognized statistical rating organizations), then the Trustee must be rated not less than "A-" by Fitch, "A-" by S&P and "A(low)" by DBRS, or, if not rated by
DBRS, an equivalent rating such as those listed above by at least two nationally recognized statistical rating organizations, or as otherwise acceptable to the
Rating Agencies as evidenced by a Rating Agency Confirmation. If such corporation, national bank or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this
Section, the combined capital and surplus of such corporation, national bank or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee or the Fiscal Agent shall resign immediately in the manner and with the effect specified in Section 7.6.

          (b) The Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers and shall have its long-term unsecured debt rated at least "A" by Fitch, "A" by S&P and "A" by
DBRS, unless and to the extent Rating Agency Confirmation is obtained.

                                      -161-

          SECTION 7.6 RESIGNATION AND REMOVAL OF THE TRUSTEE, THE FISCAL AGENT
OR THE PAYING AGENT.

          (a) The Trustee, the Fiscal Agent or the Paying Agent may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicers and the Rating Agencies; provided that such resignation shall not be effective until its successor shall have accepted the appointment. Upon receiving such notice of resignation, the
Depositor will promptly appoint a successor trustee, fiscal agent or paying agent, as the case may be, except in the case of the initial Trustee or Fiscal
Agent, in which case both shall be so replaced but may be replaced under this paragraph sequentially, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee or the Fiscal Agent, one copy to the successor trustee and one copy to each of the Master Servicers, the Paying Agent and the Rating Agencies. If no successor trustee, fiscal agent or paying agent shall have been so appointed, as the case may be, and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee, the Fiscal Agent or the Paying Agent, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor trustee, fiscal agent or paying agent, as the case may be. It shall be a condition to the appointment of a successor trustee or fiscal agent that such entity satisfies the eligibility requirements set forth in Section 7.5.

          (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.5 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust or any REMIC Pool by any state in which the Trustee or the Trust held by the Trustee is located solely because of the location of the Trustee in such state; provided, however, that, if the
Trustee agrees to indemnify the Trust for such taxes, it shall not be removed pursuant to this clause (iii), (iv) the continuation of the Trustee as such would result in a downgrade, qualification or withdrawal of the rating by the
Rating Agencies of any Class of Certificates with a rating as evidenced in writing by the Rating Agencies or (v) with respect with the initial Trustee, a
Fiscal Agent Termination Event has occurred unless the Trustee has satisfied the ratings required by clause (iii) of Section 7.5, then the Depositor may remove such Trustee and appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the Trustee so removed, one copy to the successor trustee and one copy to each of the Master Servicers and the Rating
Agencies. In the case of removal under clauses (i), (ii), (iii), (iv) and (v)
above, the Trustee shall bear all such costs of transfer. Such succession shall take effect after a successor trustee has been appointed. In the case of the removal of the initial Trustee, the Depositor shall also remove the Fiscal Agent in accordance with Section 7.6(c).

          (c) If at any time (i) the Fiscal Agent shall cease to be eligible in accordance with the provisions of Section 7.5(a) and shall fail to resign after written request therefor by the Depositor, or (ii) a Fiscal Agent Termination
Event has occurred, then the Depositor shall send a written notice of termination to the Fiscal Agent (which notice shall specify the reason for such termination) and remove such Fiscal Agent and appoint a successor Fiscal Agent by written instrument, one copy of which instrument shall be delivered to the
Fiscal Agent so removed, one

                                      -162-

copy to the successor Fiscal Agent, and one copy to each of the Trustee, the
Master Servicers and the Rating Agencies. In all such cases, the Fiscal Agent shall bear all costs of transfer to a successor Fiscal Agent, such succession only to take effect after a successor Fiscal Agent has been appointed. In the case of the initial Fiscal Agent, the Depositor must also remove the Trustee in accordance with Section 7.6(b). On the date specified in a written notice of termination given to the Fiscal Agent pursuant to this Section 7.6(c), all authority, power and right of the Fiscal Agent under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall terminate and a successor
Fiscal Agent, if necessary, shall be appointed by the Depositor; provided that the successor Fiscal Agent meets the eligibility requirements set forth in
Section 7.5. The Fiscal Agent agrees to cooperate with the Depositor in effecting the termination of the Fiscal Agent's responsibilities and rights hereunder as Fiscal Agent. Notwithstanding the termination of its activities as
Fiscal Agent, the terminated Fiscal Agent shall continue to be entitled to reimbursement to the extent provided in Section 4.6 but only to the extent such reimbursement relates to the period up to and including the date on which the
Fiscal Agent's termination is effective. The Fiscal Agent shall be reimbursed for all amounts owed to it hereunder on or prior to the effective date of its termination from amounts on deposit in a Certificate Account.

          (d) If at any time (i) the Paying Agent shall cease to be eligible in accordance with the provisions of Section 7.5(b) and shall fail to resign after written request therefor by the Depositor, (ii) the Paying Agent shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Paying Agent or of its property shall be appointed, or any public officer shall take charge or control of the Paying Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust or any REMIC Pool by any state in which the Paying Agent is located solely because of the location of the
Paying Agent in such state; provided, however, that, if the Paying Agent agrees to indemnify the Trust for such taxes, it shall not be removed pursuant to this clause (iii), or (iv) the continuation of the Paying Agent as such would result in a downgrade, qualification or withdrawal, as applicable, of the rating by any
Rating Agency of any Class of Certificates with a rating as evidenced in writing by the Rating Agencies, then the Depositor or the Trustee shall send a written notice of termination to the Paying Agent (which notice shall specify the reason for such termination) and remove such Paying Agent and the Depositor shall appoint a successor Paying Agent by written instrument, one copy of which instrument shall be delivered to the Paying Agent so removed, one copy to the successor Paying Agent, and one copy to each of the Trustee, the Master
Servicers, the Operating Adviser and the Rating Agencies. In all such cases, the
Paying Agent shall bear all costs of transfer to a successor Paying Agent, such succession only to take effect after a successor Paying Agent has been appointed.

          (e) The Holders of more than 50% of the Aggregate Certificate Balance of the Certificates then outstanding may for cause upon 30 days' written notice to the Trustee, the Fiscal Agent or the Paying Agent, as the case may be, and to the Depositor remove the Trustee, the Fiscal Agent or the Paying Agent, as the
case may be, by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor and one copy to the Trustee, the Fiscal Agent or the
Paying Agent, as the case may be, so removed; the Depositor shall thereupon use its best efforts to appoint a successor Trustee, Fiscal Agent or Paying Agent, as the case may be, in accordance with this Section.

                                      -163-

          (f) Any resignation or removal of the Trustee, the Fiscal Agent or the
Paying Agent, as the case may be, and appointment of a successor trustee, fiscal agent or paying agent pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee, fiscal agent or paying agent, as the case may be, as provided in Section 7.7. Upon any succession of the Trustee, the Fiscal Agent or the Paying Agent under this
Agreement, the predecessor Trustee, Fiscal Agent or Paying Agent, as the case may be, shall be entitled to the payment of compensation and reimbursement agreed to under this Agreement for services rendered and expenses incurred. The
Trustee, the Fiscal Agent or the Paying Agent shall not be liable for any action or omission of any successor Trustee, Fiscal Agent or Paying Agent, as the case may be.

          SECTION 7.7 SUCCESSOR TRUSTEE, FISCAL AGENT OR PAYING AGENT

          (a) Any successor Trustee, Fiscal Agent or Paying Agent appointed as provided in Section 7.6 shall execute, acknowledge and deliver to the Depositor and to its predecessor Trustee, Fiscal Agent or Paying Agent, as the case may be, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee, Fiscal Agent or Paying Agent, as the case may be, shall become effective and such successor Trustee, Fiscal
Agent or Paying Agent, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee, Fiscal Agent or Paying Agent herein. The predecessor Trustee,
Fiscal Agent or Paying Agent shall deliver (at such predecessor's own expense)
to the successor Trustee, Fiscal Agent or Paying Agent all Mortgage Files and
documents and statements related to the Mortgage Files held by it hereunder, and the predecessor Trustee shall duly assign, transfer, deliver and pay over (at such predecessor's own expense) to the successor Trustee, the entire Trust, together with all instruments of transfer and assignment or other documents properly executed necessary to effect such transfer. The predecessor Trustee,
Fiscal Agent or Paying Agent, as the case may be, shall also deliver all records or copies thereof maintained by the predecessor Trustee, Fiscal Agent or Paying
Agent in the administration hereof as may be reasonably requested by the successor Trustee, Fiscal Agent or Paying Agent, as applicable, and shall thereupon be discharged from all duties and responsibilities under this
Agreement. In addition, the Depositor and the predecessor Trustee, Fiscal Agent or Paying Agent shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor Trustee, Fiscal Agent or Paying Agent, as the case may be, all such rights, powers, duties and obligations. Anything herein to the contrary notwithstanding, in no event shall the combined fees payable to a successor Trustee exceed the Trustee Fee.

          (b) No successor Trustee, Fiscal Agent or Paying Agent shall accept appointment as provided in this Section unless at the time of such appointment such successor Trustee, Fiscal Agent or Paying Agent, as the case may be, shall be eligible under the provisions of Section 7.5.

          (c) Upon acceptance of appointment by a successor Trustee, Fiscal
Agent or Paying Agent as provided in this Section, the successor Trustee, Fiscal
Agent or Paying Agent shall mail notice of the succession of such Trustee,
Fiscal Agent or Paying Agent hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating

                                      -164-

Agencies. The expenses of such mailing shall be borne by the successor Trustee,
Fiscal Agent or Paying Agent. If the successor Trustee, Fiscal Agent or Paying
Agent fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, Fiscal Agent or Paying Agent, each Master Servicer shall cause such notice to be mailed at the expense of the successor Trustee,
Fiscal Agent or Paying Agent, as applicable.

          SECTION 7.8 MERGER OR CONSOLIDATION OF TRUSTEE, FISCAL AGENT OR PAYING
AGENT. Any Person into which the Trustee, Fiscal Agent or Paying Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Trustee,
Fiscal Agent or Paying Agent shall be a party, or any Persons succeeding to the business of such Trustee, Fiscal Agent or Paying Agent, shall be the successor of such Trustee, Fiscal Agent or Paying Agent, as the case may be, hereunder, as applicable, provided that such Person shall be eligible under the provisions of
Section 7.5, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, further, that, in addition to the foregoing with respect to the Fiscal Agent (i) the successor to the Fiscal Agent or resulting
Person shall have a net worth of not less than $100,000,000, (ii) such successor or resulting Person shall be satisfactory to the Trustee, (iii) such successor or resulting Person shall execute and deliver to the Trustee an agreement, in form and substance satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Fiscal Agent under this
Agreement from and after the date of such agreement, and (iv) the Fiscal Agent shall deliver to the Trustee an Officer's Certificate and an Opinion of Counsel
acceptable to the Trustee (which opinion shall be at the expense of the Fiscal
Agent) stating that all conditions precedent to such action under this Section
7.8 have been completed and such action is permitted by and complies with the terms of this Section 7.8.

          SECTION 7.9 APPOINTMENT OF CO-TRUSTEE, SEPARATE TRUSTEE, AGENTS OR
CUSTODIAN.

          (a) Notwithstanding any other provisions hereof, at any time, the
Trustee, the Depositor or, in the case of the Trust, the Certificateholders evidencing more than 50% of the Aggregate Certificate Balance of the
Certificates then outstanding shall each have the power from time to time to appoint one or more Persons to act either as co-trustees jointly with the
Trustee or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage
Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the
Trustee is advised by the Master Servicers or Special Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust is located. The separate trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders, shall have such powers, rights and remedies as shall be specified in the instrument of appointment and shall be deemed to have accepted the provisions of this Agreement; provided that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee; provided, further that the Trustee shall be liable for the actions of any co-trustee or separate trustee appointed by it and shall have no liability for the actions of any co-trustee or separate

                                      -165-

trustee appointed by it and shall have no liability for the actions of any co-trustee or separate trustee appointed by the Depositor or the
Certificateholders pursuant to this paragraph.

          (b) The Trustee or the Paying Agent, as the case may be, may from time to time appoint one or more independent third-party agents to perform all or any portion of its administrative duties hereunder (i.e., collection and distribution of funds, preparation and dissemination of reports, monitoring compliance, etc.). The Trustee or the Paying Agent, as the case may be, shall supervise and oversee such agents appointed by it. The terms of any arrangement or agreement between the Trustee or the Paying Agent, as the case may be, and such agent, may be terminated, without cause and without the payment of any termination fees in the event the Trustee or the Paying Agent, as the case may be, is terminated in accordance with this Agreement. In addition, neither the
Trust nor the Certificateholders shall have any liability or direct obligation to such agent. Notwithstanding the terms of any such agreement, the Trustee or the Paying Agent, as the case may be, shall remain at all times obligated and liable to the Trust and the Certificateholders for performing its duties hereunder.

          (c) Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all powers, duties, obligations and rights conferred upon the
Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

               (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to a Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

               (iii) no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

               (iv) the Trustee or, in the case of the Trust, the
Certificateholders evidencing more than 50% of the Aggregate Principal Amount of the Certificates then outstanding may at any time accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this
Agreement.

          (d) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided

                                      -166-

therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          (e) Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          (f) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
7.5 hereof and no notice to Certificateholders of the appointment of any separate trustee, co-trustee or custodian hereunder shall be required.

          (g) The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.

          (h) The Trustee shall pay the reasonable compensation of the co-trustees, separate trustees or custodians appointed by the Trustee pursuant to this Section 7.9 to the extent, and in accordance with the standards, specified in Section 7.12 hereof.

          (i) Subject to the consent of the Depositor, which consent shall not be unreasonably withheld, the Trustee, at its sole cost and expense, may appoint at any time a successor Custodian. Until such time as the Trustee appoints a successor Custodian, the Trustee shall be the Custodian hereunder. Upon the appointment of a successor custodian, the Trustee and the Custodian shall enter into a custodial agreement.

          SECTION 7.10 AUTHENTICATING AGENTS.

          (a) The Paying Agent shall serve as the initial Authenticating Agent hereunder for the purpose of executing and authenticating Certificates. Any successor Authenticating Agent must be acceptable to the Depositor and must be a corporation or national bank organized and doing business under the laws of the
United States of America or of any state and having a principal office and place of business in the Borough of Manhattan in the City and State of New York,
having a combined capital and surplus of at least $50,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

          (b) Any Person into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of the
Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          (c) The Authenticating Agent may at any time resign by giving at least
30 days' advance written notice of resignation to the Trustee and the Depositor.
The Trustee may at

                                      -167-

any time terminate the agency of the Authenticating Agent by giving written notice of termination to the Authenticating Agent and the Depositor; provided that the Trustee may not terminate the Paying Agent as Authenticating Agent unless the Paying Agent shall be removed as Paying Agent hereunder. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of Section 7.10(a), the Trustee may appoint a successor
Authenticating Agent, shall give written notice of such appointment to the
Depositor and shall mail notice of such appointment to all Holders of
Certificates. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No such Authenticating Agent shall be appointed unless eligible under the provisions of Section 7.10(a). No
Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.

          SECTION 7.11 INDEMNIFICATION OF TRUSTEE, THE FISCAL AGENT AND THE
PAYING AGENT.

          (a) The Trustee, the Fiscal Agent, the Certificate Registrar and the
Paying Agent and each of its respective directors, officers, employees, agents and Controlling Persons shall be entitled to indemnification from the Trust for any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with any legal action incurred without negligence or willful misconduct on their respective part, arising out of, or in connection with this Agreement, the Certificates and the acceptance or administration of the trusts or duties created hereunder (including, without limitation, any unanticipated loss, liability or expense incurred in connection with any action or inaction of a Master Servicer, the Special Servicer or the Depositor or of
each other such Person hereunder but only to the extent the Trustee, the Fiscal
Agent, the Certificate Registrar or the Paying Agent, as the case may be, is unable to recover within a reasonable period of time such amount from such third party pursuant to this Agreement) including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder and the Trustee, the Fiscal Agent, the
Certificate Registrar and the Paying Agent and each of their respective directors, officers, employees, agents and Controlling Persons shall be entitled to indemnification from the Trust for any unanticipated loss, liability or expense incurred in connection with the provision by the Trustee, the Fiscal
Agent, the Certificate Registrar and the Paying Agent of the reports required to be provided by it pursuant to this Agreement; provided that:

               (i) with respect to any such claim, the Trustee, the Fiscal
Agent, the Certificate Registrar or the Paying Agent, as the case may be, shall have given the Depositor, the Master Servicers, the Sellers, each other and the
Holders of the Certificates written notice thereof promptly after a Responsible
Officer of the Trustee, the Fiscal Agent, the Certificate Registrar or the
Paying Agent, as the case may be, shall have knowledge thereof; provided, however, that failure to give such notice to the Depositor, Master Servicers, the Sellers, each other and the Holders of Certificates shall not affect the
Trustee's, Fiscal Agent's, Certificate Registrar's or Paying Agent's, as the
case may be, rights to indemnification herein unless the Depositor's defense of such claim on behalf of the Trust is materially prejudiced thereby;

                                      -168-

               (ii) while maintaining control over its own defense, the Trustee, the Fiscal Agent, the Certificate Registrar or the Paying Agent, as the case may be, shall cooperate and consult fully with the Depositor in preparing such defense; and

               (iii) notwithstanding anything to the contrary in this Section
7.11, the Trust shall not be liable for settlement of any such claim by the
Trustee, the Fiscal Agent, the Certificate Registrar or the Paying Agent, as the
case may be, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

          (b) The provisions of this Section 7.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee, the Fiscal
Agent, the Certificate Registrar or the Paying Agent, as the case may be.

          (c) The Depositor shall indemnify and hold harmless the Trustee, the
Fiscal Agent, the Certificate Registrar or the Paying Agent, as the case may be, their respective directors, officers, employees or agents and Controlling
Persons from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Trustee, the Fiscal Agent, the
Certificate Registrar or the Paying Agent, as the case may be, their respective directors, officers, employees or agents or Controlling Person may become subject under the 1933 Act, insofar as such loss, claim, damage, liability or action arises out of, or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Private Placement Memorandum, the
Preliminary Prospectus Supplement, the Final Prospectus Supplement or the
Prospectus, or arises out of, or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading and shall reimburse the Trustee, the Fiscal Agent, the
Certificate Registrar or the Paying Agent, as the case may be, their respective directors, officers, employees, agents or Controlling Person for any legal and other expenses reasonably incurred by the Trustee, the Fiscal Agent, the
Certificate Registrar or the Paying Agent, as the case may be, or any such director, officer, employee, agent or Controlling Person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided, that the Depositor shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission made in any such Private Placement Memorandum, Preliminary Prospectus
Supplement, Final Prospectus Supplement or Prospectus in reliance upon and in conformity with written information concerning the Trustee, the Fiscal Agent, the Certificate Registrar or the Paying Agent, as the case may be, furnished to the Depositor by or on behalf of such person specifically for inclusion therein.
It is hereby expressly agreed that the only written information provided by the
Trustee, the Fiscal Agent, the Certificate Registrar or the Paying Agent, as the
case may be, for inclusion in the Preliminary Prospectus Supplement and Final
Prospectus Supplement is set forth in the case of the Trustee in the second, fourth and fifth sentences and in the case of the Fiscal Agent in the penultimate sentence under the caption entitled "DESCRIPTION OF THE OFFERED
CERTIFICATES--The Trustee and the Fiscal Agent" and in the case of the Paying
Agent, the third and fourth sentences under the "DESCRIPTION OF THE OFFERED
CERTIFICATES--The Paying Agent, Certificate Registrar and the Authenticating
Agent". The Trustee, the Fiscal Agent, the Certificate Registrar or the Paying
Agent, as the case may be, shall immediately notify the Depositor and the
Sellers if a claim is made by a third party with respect to this Section 7.11(c)
entitling such person, its

                                      -169-

directors, officers, employees, agents or Controlling Person to indemnification hereunder, whereupon the Depositor shall assume the defense of any such claim
(with counsel reasonably satisfactory to such person) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Depositor shall not affect any rights the Trustee, the Fiscal Agent, the Certificate Registrar or the
Paying Agent, as the case may be, their respective directors, officers, employees, agents or Controlling Person may have to indemnification under this
Section 7.11(c), unless the Depositor's defense of such claim is materially prejudiced thereby. The indemnification provided herein shall survive the termination of this Agreement and the resignation or removal of the Trustee, the
Fiscal Agent or the Paying Agent. The Depositor shall not be indemnified by the
Trust for any expenses incurred by the Depositor arising from any violation or alleged violation of the 1933 Act or 1934 Act by the Depositor.

          SECTION 7.12 FEES AND EXPENSES OF TRUSTEE, THE FISCAL AGENT, THE
PAYING AGENT AND THE SERVICER REPORT ADMINISTRATOR. The Trustee shall be entitled to receive the Trustee Fee (other than the portion thereof constituting the Paying Agent Fee), the Paying Agent shall be entitled to receive the Paying
Agent Fee, pursuant to Section 5.3(b)(ii) (which shall not be limited by any provision of law with respect to the compensation of a trustee of an express trust) and the Servicer Report Administrator shall be entitled to receive the
Servicer Report Administrator Fees, for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties respectively, hereunder of the Trustee, the Paying
Agent and the Servicer Report Administrator. The Trustee, the Fiscal Agent and
the Paying Agent shall also be entitled to recover from the Trust all reasonable unanticipated expenses and disbursements incurred or made by the Trustee, the
Fiscal Agent and the Paying Agent in accordance with any of the provisions of this Agreement (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and other Persons not regularly in its employ), not including expenses incurred in the ordinary course of performing its duties as Trustee, Fiscal Agent or Paying Agent, respectively hereunder, and except any such expense, disbursement or advance as may arise from the negligence or bad faith of such Person or which is the responsibility of the
Holders of the Certificates hereunder. The provisions of this Section 7.12 shall survive any termination of this Agreement and the resignation or removal of the
Trustee, the Fiscal Agent or the Paying Agent.

          SECTION 7.13 COLLECTION OF MONEYS

          Except as otherwise expressly provided in this Agreement, the Trustee and the Paying Agent may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee or the Paying Agent, as the case may be, pursuant to this Agreement. The Trustee or the Paying Agent, as the case may be, shall hold all such money and property received by it as part of the Trust and shall distribute it as provided in this
Agreement. If the Trustee or the Paying Agent, as the case may be, shall not have timely received amounts to be remitted with respect to the Mortgage Loans from the applicable Master Servicer, the Trustee or the Paying Agent, as the
case may be, shall request such Master Servicer to make such distribution as promptly as practicable or legally permitted. If the Trustee or the Paying
Agent, as the case may be, shall subsequently receive any such amount, it may withdraw such request.

                                      -170-

          SECTION 7.14 TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

          (a) On and after the time a Master Servicer is terminated pursuant to this Agreement, the Trustee shall be the successor in all respects to such
Master Servicer in its capacity under this Agreement and the transactions set forth or provided for therein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on such Master Servicer by the terms and provisions of this Agreement; provided that, any failure to perform such duties or responsibilities caused by such Master Servicer's failure to provide required information shall not be considered a default by the Trustee hereunder. In addition, the Trustee shall have no liability relating to (i) the representations and warranties of such Master Servicer contained in this
Agreement or (ii) any obligation incurred by such Master Servicer prior to its termination or resignation (including, without limitation, such Master
Servicer's obligation to repay losses resulting from the investment of funds in any account established under this Agreement). In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability granted to such Master Servicer in this Agreement. As compensation therefor, the Trustee shall be entitled to receive all the compensation payable to such Master
Servicer (other than Excess Servicing Fees (subject to Section 8.10(a)) set forth in this Agreement, including, without limitation, the Master Servicing
Fee.

          (b) Notwithstanding the above, the Trustee (A) may, if the Trustee is unwilling to so act, or (B) shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint any established commercial or multifamily mortgage finance institution, servicer or special servicer or mortgage servicing institution having a net worth of not less than $15,000,000, meeting such other standards for a successor servicer as are set forth in this
Agreement and with respect to which Rating Agency Confirmation is obtained, as the successor to the applicable Master Servicer hereunder in the assumption of all of the responsibilities, duties or liabilities of a servicer as a Master
Servicer hereunder. Pending any such appointment, the Trustee shall act as a
Master Servicer as hereinabove provided. Any entity designated by the Trustee as a successor Master Servicer may be an Affiliate of the Trustee; provided that, such Affiliate must meet the standards for a Master Servicer as set forth herein. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the applicable Mortgage Loans as it and such successor shall agree subject to
Section 8.10. The Trustee and such successor shall take such actions, consistent with this Agreement as shall be necessary to effectuate any such succession. The applicable Master Servicer shall cooperate with the Trustee and any successor servicer in effecting the termination of such Master Servicer's responsibilities and rights under this Agreement, including, without limitation, notifying
Mortgagors of the assignment of the servicing function and providing the Trustee and successor servicer all documents and records in its possession in electronic or other form reasonably requested by the successor servicer to enable the successor servicer to assume such Master Servicer's functions hereunder and the transfer to the Trustee or such successor servicer of all amounts which shall at the time be or should have been deposited by such Master Servicer in the applicable Certificate Account and any other account or fund maintained with respect to the Certificates or thereafter be received by such Master Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the applicable Master Servicer to

                                      -171-

deliver, or any delay in delivering, cash, documents or records to it, or (ii)
restrictions imposed by any regulatory authority having jurisdiction over such
Master Servicer. The Trustee shall be reimbursed for all of its out-of-pocket expenses incurred in connection with obtaining such successor Master Servicer by the Trust within 30 days of the Trustee's submission of an invoice with respect thereto, to the extent such expenses have not been reimbursed by the applicable
Master Servicer as provided herein; such expenses paid by the Trust shall be deemed to be an Additional Trust Expense.

          (c) On and after the time the Special Servicer is terminated pursuant to this Agreement, in accordance with Section 9.30 and not otherwise replaced by the Operating Adviser, the Trustee shall be the successor in all respects to the
Special Servicer in its capacity under this Agreement and the transactions set forth or provided for therein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Special Servicer by the terms and provisions of this Agreement; provided that, any failure to perform such duties or responsibilities caused by the Special Servicer's failure to provide required information shall not be considered a default by the Trustee hereunder. In addition, the Trustee shall have no liability relating to (i) the representations and warranties of the Special Servicer contained in this
Agreement or (ii) any obligation incurred by the Special Servicer prior to its termination or resignation. In the Trustee's capacity as such successor, the
Trustee shall have the same limitations on liability granted to the Special
Servicer in this Agreement. As compensation therefor, the Trustee shall be entitled to receive all the compensation payable to the Special Servicer set forth in this Agreement, including, without limitation the Special Servicer
Compensation (other than any Work-Out Fee payable pursuant to Section 9.11).

          (d) Notwithstanding the above, the Trustee may, if the Trustee shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established commercial or multifamily mortgage finance institution, special servicer or mortgage servicing institution having a net worth of not less than $15,000,000, and meeting such other standards for a successor Special Servicer as are set forth in Section 9.21, and with respect to which Rating Agency Confirmation is obtained, as the successor to the Special Servicer hereunder in the assumption of all of the responsibilities, duties or liabilities of a special servicer as
Special Servicer hereunder. Pending any such appointment, the Trustee shall act as the Special Servicer as hereinabove provided. Any entity designated by the
Trustee as successor Special Servicer may be an Affiliate of the Trustee;
provided that, such Affiliate must meet the standards for a successor Special
Servicer set forth herein. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided that no such compensation shall be in excess of that permitted to the Special
Servicer under this Agreement. The Trustee and such successor shall take such actions, consistent with this Agreement as shall be necessary to effectuate any such succession. The Special Servicer shall cooperate with the Trustee and any successor Special Servicer in effecting the termination of the Special
Servicer's responsibilities and rights under this Agreement, including, without limitation, notifying Mortgagors of Specially Serviced Mortgage Loans of the
assignment of the special servicing function and providing the Trustee and successor Special Servicer all documents and records in its possession in electronic or other form reasonably requested by the successor Special Servicer to enable the successor Special Servicer to assume the Special Servicer's functions

                                      -172-

hereunder and the transfer to the Trustee or such successor Special Servicer of all amounts which shall at the time be or should have been deposited by the
Special Servicer in a Certificate Account and any other account or fund maintained with respect to the Certificates or thereafter be received by the
Special Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor Special Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Special
Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Special Servicer. The Trustee shall be reimbursed for all of its out-of-pocket expenses incurred in connection with obtaining such successor
Special Servicer by the Trust within 30 days of submission of an invoice with respect thereto but only to the extent such expenses have not been reimbursed by the Special Servicer as provided herein; and such expenses paid by the Trust shall be deemed to be an Additional Trust Expense.

          SECTION 7.15 NOTIFICATION TO HOLDERS. Upon termination of a Master
Servicer, the Paying Agent or the Special Servicer, or appointment of a successor to such Master Servicer, the Paying Agent or the Special Servicer, the
Trustee shall promptly mail notice thereof by first class mail to the Rating
Agencies, the Operating Adviser, the Sellers and the Certificateholders at their respective addresses appearing on the Certificate Register.

          SECTION 7.16 REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE, THE FISCAL
AGENT AND THE PAYING AGENT.

          (a) The Trustee hereby represents and warrants as of the date hereof that:

               (i) the Trustee is a national banking association, duly
organized, validly existing and in good standing under the laws governing its creation and existence and has full power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

               (ii) the execution and delivery by the Trustee of this Agreement have been duly authorized by all necessary action on the part of the Trustee;
neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated in this Agreement, nor compliance with the provisions of this Agreement, will conflict with or result in a breach of, or constitute a default under, (i) any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Trustee or its properties that would materially and adversely affect the Trustee's ability to perform its obligations under this Agreement, (ii) the organizational documents of the Trustee, or (iii) the terms of any material agreement or instrument to which the Trustee is a party or by which it is bound; the Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default would materially and adversely affect its performance under this Agreement;

               (iii) the execution, delivery and performance by the Trustee of this Agreement and the consummation of the transactions contemplated by this
Agreement do not require the consent, approval, authorization or order of, the giving of notice to or the registration with any state, federal or other governmental authority or agency, except such as has been or will

                                      -173-

be obtained, given, effected or taken in order for the Trustee to perform its obligations under this Agreement;

               (iv) this Agreement has been duly executed and delivered by the
Trustee and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
and

               (v) no litigation is pending or, to the Trustee's knowledge, threatened, against the Trustee that, either in one instance or in the aggregate, would draw into question the validity of this Agreement, or which would be likely to impair materially the ability of the Trustee to perform under the terms of this Agreement.

          (b) The Fiscal Agent hereby represents and warrants as of the date hereof that:

               (i) the Fiscal Agent is a foreign banking corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

               (ii) the execution and delivery by the Fiscal Agent of this
Agreement have been duly authorized by all necessary corporate action on the part of the Fiscal Agent; neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated in this Agreement, nor compliance with the provisions of this Agreement, will conflict with or result in a breach of, or constitute a default under, (i) any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the
Fiscal Agent or its properties that would materially and adversely affect the
Fiscal Agent's ability to perform its obligations under this Agreement, (ii) the organizational documents of the Fiscal Agent, or (iii) the terms of any material agreement or instrument to which the Fiscal Agent is a party or by which it is bound; the Fiscal Agent is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default would materially and adversely affect its performance under this Agreement;

               (iii) the execution, delivery and performance by the Fiscal Agent of this Agreement and the consummation of the transactions contemplated by this
Agreement do not require the consent, approval, authorization or order of, the giving of notice to, or the registration with, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

               (iv) this Agreement has been duly executed and delivered by the
Fiscal Agent and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Fiscal
Agent, enforceable against the Fiscal Agent in accordance with its terms, subject, as to enforcement of remedies, to applicable

                                      -174-

bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

               (v) no litigation is pending or, to the Fiscal Agent's knowledge, threatened, against the Fiscal Agent that, either in any one instance or in the aggregate, would draw into question the validity of this Agreement, or which would be likely to impair materially the ability of the Fiscal Agent to perform under the terms of this Agreement.

          (c) The Paying Agent hereby represents and warrants as of the date hereof that:

               (i) the Paying Agent is a national banking association, duly organized, validly existing and in good standing under the laws governing its creation and existence and has full power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

               (ii) the execution and delivery by the Paying Agent of this
Agreement have been duly authorized by all necessary action on the part of the
Paying Agent; neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated in this Agreement, nor compliance with the provisions of this Agreement, will conflict with or result in a breach of, or constitute a default under, (i) any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Paying
Agent or its properties that would materially and adversely affect the Paying
Agent's ability to perform its obligations under this Agreement, (ii) the organizational documents of the Paying Agent, or (iii) the terms of any material agreement or instrument to which the Paying Agent is a party or by which it is bound; the Paying Agent is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default would materially and adversely affect its performance under this Agreement;

               (iii) the execution, delivery and performance by the Paying Agent of this Agreement and the consummation of the transactions contemplated by this
Agreement do not require the consent, approval, authorization or order of, the giving of notice to or the registration with any state, federal or other governmental authority or agency, except such as has been or will be obtained, given, effected or taken in order for the Paying Agent to perform its obligations under this Agreement;

               (iv) this Agreement has been duly executed and delivered by the
Paying Agent and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Paying
Agent, enforceable against the Paying Agent in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

               (v) there are no actions, suits or proceedings pending or, to the best of the Paying Agent's knowledge, threatened, against the Paying Agent that, either in one instance

                                      -175-

or in the aggregate, would draw into question the validity of this Agreement, or which would be likely to impair materially the ability of the Paying Agent to perform under the terms of this Agreement.

          SECTION 7.17 FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE POLICY
MAINTAINED BY THE TRUSTEE, THE FISCAL AGENT AND THE PAYING AGENT. Each of the
Trustee, the Fiscal Agent and the Paying Agent, at its own respective expense, shall maintain in effect a Fidelity Bond and a Errors and Omissions Insurance
Policy. The Errors and Omissions Insurance Policy and Fidelity Bond shall be issued by a Qualified Insurer in form and in amount customary for trustees, fiscal agents or paying agents in similar transactions (unless the Trustee, the
Fiscal Agent or the Paying Agent, as the case may be, self insures as provided below). In the event that any such Errors and Omissions Insurance Policy or
Fidelity Bond ceases to be in effect, the Trustee, the Fiscal Agent or the
Paying Agent, as the case may be, shall obtain a comparable replacement policy or bond from an insurer or issuer meeting the requirements set forth above as of the date of such replacement. So long as the long-term debt rating of the
Trustee, the Fiscal Agent or the Paying Agent, as the case may be, is not less than "A" as rated by Fitch, if rated by Fitch, "A" as rated by S&P, if rated by
S&P, and "A" as rated by DBRS, if rated by DBRS or, if not rated by DBRS, an equivalent rating such as those listed above by two nationally recognized statistical rating organizations, respectively, the Trustee, the Fiscal Agent or the Paying Agent, as the case may be, may self-insure for the Fidelity Bond and the Errors and Omissions Insurance Policy.

          SECTION 7.18 APPOINTMENT OF LUXEMBOURG PAYING AGENT; NOTIFICATION TO
CERTIFICATEHOLDERS.

          (a) The Depositor shall maintain a paying agent in Luxembourg (the
"Luxembourg Paying Agent") for payments on the Certificates as well as a transfer agent in Luxembourg (the "Luxembourg Transfer Agent") for so long as such Certificates are listed on the Luxembourg Stock Exchange and the rules of such exchange so require and the Depositor shall pay the reasonable fees of such
Luxembourg Paying Agent and Luxembourg Transfer Agent. The Depositor shall appoint a successor Luxembourg Paying Agent if necessary. Except as set forth in this Section 7.18(a), neither the Trustee nor the Paying Agent shall have any responsibility for the actions or inactions of the Luxembourg Paying Agent, including any failure of the Luxembourg Paying Agent to make timely distributions to Certificateholders or beneficial owners (other than any such failure resulting from the failure of the Paying Agent to timely remit funds but only to the extent such failure is caused by the Paying Agent's negligence or willful misconduct). The Certificate Registrar shall not be responsible for transfers or exchanges requested at the office of the Luxembourg Transfer Agent in Luxembourg until it receives written notice from such transfer agent, together with the Certificates to be transferred or exchanged. The Luxembourg
Paying Agent shall each month download copies of all information made available on the Paying Agent's internet website, print such information and make it available to the Certificateholders upon request. The Luxembourg Paying Agent shall not be the Paying Agent and the duties of the Luxembourg Paying Agent hereunder shall be distinct from the duties of the Paying Agent.

          (b) For so long as the Certificates are listed on the Luxembourg Stock
Exchange and the rules of the Luxembourg Stock Exchange so require, the
Depositor undertakes

                                      -176-

to cause the Luxembourg Paying Agent to publish all notices to
Certificateholders in a daily newspaper of general circulation in Luxembourg.

          (c) For so long as any of the Certificates are listed on the
Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, the Paying Agent shall make available or provide the following information on the Paying Agent's internet website:

               (i) to Clearstream Bank, Euroclear Bank and the Luxembourg Paying
Agent promptly upon determination, the Pass-Through Rates for the related
Interest Accrual Period, the amount of principal and interest distributable on the related Distribution Date for each Class of Certificates, per $1,000 initial
Certificate Balance or Notional Amount and the date each distribution will be made;

               (ii) to the Luxembourg Paying Agent on each Distribution Date, the Certificate Balance or Notional Amount of the Certificates;

               (iii) to the Luxembourg Paying Agent promptly following
availability, each report, certificate or statement required to be delivered to the Luxembourg Paying Agent pursuant to Section 5.4;

               (iv) to the Luxembourg Paying Agent promptly following receipt thereof, all notices and reports regarding any termination of the Trustee or
Paying Agent or appointment of a successor to the Trustee or Paying Agent; and

               (v) to the Luxembourg Paying Agent promptly following receipt thereof, all notices and reports regarding any occurrence of an Event of
Default.

          Information provided, as set forth above, by the Paying Agent to the
Luxembourg Paying Agent shall be supplied by the Luxembourg Paying Agent to the
Luxembourg Stock Exchange. Such information shall be made available to the
Certificateholders at the main office of the Luxembourg Paying Agent.

          None of the Certificates will be listed on the Luxembourg Stock
Exchange or any other stock exchange.

          SECTION 7.19 FISCAL AGENT TERMINATION EVENT. "Fiscal Agent Termination
Event," wherever used herein, means any one of the following events:

               (i) Any failure by the Fiscal Agent to remit to the Paying Agent when due any required Advance for any Mortgage Loan; or

               (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Fiscal Agent and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                                      -177-

               (iii) The Fiscal Agent shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Fiscal Agent or of or relating to all or substantially all of its property; or

               (iv) The Fiscal Agent shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

               (v) The long-term unsecured debt of the Fiscal Agent is rated below "AA-" by Fitch (or "A+" by Fitch if the Fiscal Agent's short-term unsecured debt is rated at least "F-1" by Fitch) or "AA-" by S&P (or "A+" by S&P if the Fiscal Agent's short-term unsecured debt is rated at least "A-1" by S&P), unless such other rating shall be acceptable to the Rating Agencies as evidenced by a Rating Agency Confirmation; or

               (vi) With respect to the initial Fiscal Agent, LaSalle Bank
National Association resigns or is removed as Trustee pursuant to Section 7.6 hereof.

                                  ARTICLE VIII

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

          SECTION 8.1 SERVICING STANDARD; SERVICING DUTIES.

          (a) Subject to the express provisions of this Agreement, for and on behalf of the Trust and for the benefit of the Certificateholders as a whole, and, solely as it relates to any A/B Mortgage Loan, for the benefit of the holder of the related B Note and, solely as it relates to any Loan Pair, for the benefit of the holder of the related Serviced Companion Mortgage Loan, each
Master Servicer shall service and administer the Mortgage Loans, any B Note and any Serviced Companion Mortgage Loan in accordance with the Servicing Standard and the terms of this Agreement (subject to the servicing of any Non-Serviced
Mortgage Loan by the applicable Non-Serviced Mortgage Loan Master Servicer and the applicable Non-Serviced Mortgage Loan Special Servicer in accordance with the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement). Certain
of the provisions of this Article VIII make explicit reference to their applicability to Mortgage Loans, any B Note and any Serviced Companion Mortgage
Loan; notwithstanding such explicit references, references to "Mortgage Loans"
contained in this Article VIII, unless otherwise specified, shall be construed to refer also to such B Note and Serviced Companion Mortgage Loan (but any other terms that are defined in Article I and used in this Article VIII shall be construed according to such definitions without regard to this sentence).

          In connection with such servicing and administration, the applicable
Master Servicer shall seek to maximize the timely recovery of principal and interest on the Mortgage Notes in the best economic interests of the
Certificateholders as a whole (or, in the case of any A/B Mortgage Loan or Loan
Pair, the Certificateholders and the holder of the related B Note and

                                      -178-

Serviced Companion Mortgage Loan, all taken as a collective whole); provided, however, that nothing herein contained shall be construed as an express or implied guarantee by the applicable Master Servicer of the collectability of payments on the Mortgage Loans or shall be construed as impairing or adversely affecting any rights or benefits specifically provided by this Agreement to the applicable Master Servicer, including with respect to Master Servicing Fees or the right to be reimbursed for Advances.

          (b) The applicable Master Servicer, in the case of an event specified in clause (x) of this subclause (b), and the Special Servicer, in the case of an event specified in clause (y) of this subclause (b), shall each send a written notice to the other and to the Trustee and the Paying Agent, the Operating
Adviser, each Seller and, in the case of an A/B Mortgage Loan, the holder of the related B Note and, in the case of a Loan Pair, the holder of the related
Serviced Companion Mortgage Loan, within two Business Days after becoming aware
(x) that a Servicing Transfer Event has occurred with respect to a Mortgage Loan or (y) that a Mortgage Loan has become a Rehabilitated Mortgage Loan, which notice shall identify the applicable Mortgage Loan and, in the case of an event specified in clause (x) of this subclause (b) above, the Servicing Transfer
Event that occurred.

          (c) With respect to each Mortgage Loan that is subject to an
Environmental Insurance Policy, for as long as it is not a Specially Serviced
Mortgage Loan, if the applicable Master Servicer has actual knowledge of any event giving rise to a claim under an Environmental Insurance Policy, such
Master Servicer shall notify the Special Servicer to such effect and such Master
Servicer shall take reasonable actions as are in accordance with the Servicing
Standard and the terms and conditions of such Environmental Insurance Policy to make a claim thereunder and achieve the payment of all amounts to which the
Trust is entitled thereunder. Any legal fees or other out-of-pocket costs incurred in accordance with the Servicing Standard in connection with any such claim shall be paid by, and reimbursable to, the applicable Master Servicer or the Special Servicer as a Servicing Advance.

          (d) In connection with any extension of the Maturity Date of a
Mortgage Loan, the applicable Master Servicer shall give prompt written notice of such extension to the insurer under the Environmental Insurance Policy and shall execute such documents as are reasonably required by such insurer to procure an extension of such policy (if available).

          (e) The parties hereto acknowledge that each Serviced Pari Passu
Mortgage Loan and Serviced Companion Mortgage Loan is subject to the terms and conditions of the related Loan Pair Intercreditor Agreement and that the A/B
Mortgage Loans are subject to the terms and conditions of the related
Intercreditor Agreement, and each such party agrees that the provisions of each
Loan Pair Intercreditor Agreement and Intercreditor Agreement that are required by their terms to be set forth in this Agreement are hereby incorporated herein.
With respect to each Serviced Pari Passu Mortgage Loan and Serviced Companion
Mortgage Loan and each A/B Mortgage Loan, the Trustee, the Fiscal Agent, the applicable Master Servicer and the Special Servicer recognize the respective rights and obligations of the Trust, the holders of each Serviced Companion
Mortgage Loan and the holders of each B Note under the related Loan Pair
Intercreditor Agreement or Intercreditor Agreement, as applicable, including, with respect to the allocation of collections on or in respect of any Serviced
Pari Passu Mortgage Loan, Serviced Companion Mortgage Loan and any Mortgage Loan
and its related B Note in accordance with the

                                      -179-

related Loan Pair Intercreditor Agreement or Intercreditor Agreement, as
applicable. The applicable Master Servicer shall comply with the applicable provisions of each Loan Pair Intercreditor Agreement or Intercreditor Agreement,
as applicable, and if any Serviced Pari Passu Mortgage Loan, Serviced Companion
Mortgage Loan or A/B Mortgage Loan are then Specially Serviced Mortgage Loans, the Special Servicer shall comply with the applicable provisions of the related
Loan Pair Intercreditor Agreement or Intercreditor Agreement, as applicable. The parties hereto agree that any conflict between the terms of this Agreement and the terms of any Loan Pair Intercreditor Agreement or Intercreditor Agreement,
as applicable, shall be resolved in favor of the Loan Pair Intercreditor
Agreement or Intercreditor Agreement.

          (f) Promptly following the Closing Date, the Trustee shall send written notice in the form of Exhibit DD (to the extent it has not already provided such notice) to each Non-Serviced Mortgage Loan Master Servicer, stating that, as of the Closing Date, the Trustee is the holder of the applicable Non-Serviced Mortgage Loan, and directing such Non-Serviced Mortgage
Loan Master Servicer to remit to the applicable Master Servicer all amounts payable to, and directing such Non-Serviced Mortgage Loan Master Servicer to forward, deliver or otherwise make available, as the case may be, to, such
Master Servicer all reports, statements, documents, communications and other information that are to be forwarded, delivered or otherwise made available to, such holder of the applicable Non-Serviced Mortgage Loan under the related
Non-Serviced Mortgage Loan Pooling and Servicing Agreement and Non-Serviced
Mortgage Loan Intercreditor Agreement.

          (g) Each Non-Serviced Mortgage Loan shall be serviced and administered by the applicable Non-Serviced Mortgage Loan Master Servicer and Non-Serviced
Mortgage Loan Special Servicer pursuant to the related Non-Serviced Mortgage
Loan Pooling and Servicing Agreement and Non-Serviced Mortgage Loan
Intercreditor Agreement, except as otherwise specifically provided in this
Agreement. If any Non-Serviced Companion Mortgage Loan that is an asset under the trust created by the related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement is removed from the pool of mortgage loans created under such Non-Serviced Mortgage Loan Pooling and Servicing Agreement, or if such
Non-Serviced Mortgage Loan Pooling and Servicing Agreement is otherwise terminated, the servicing of the Non-Serviced Mortgage Loan shall be transferred, pursuant to the related Non-Serviced Mortgage Loan Intercreditor
Agreement, and shall be serviced and administered by a successor servicing agreement, which shall have similar provisions to such Non-Serviced Mortgage
Loan Pooling and Servicing Agreement to the extent set forth in the related
Non-Serviced Mortgage Loan Intercreditor Agreement, and such transfer shall be subject to the receipt of a Rating Agency Confirmation.

          SECTION 8.2 FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE POLICY
MAINTAINED BY EACH MASTER SERVICER. Each Master Servicer, at its expense, shall maintain in effect a Servicer Fidelity Bond and a Servicer Errors and Omissions
Insurance Policy. The Servicer Errors and Omissions Insurance Policy and
Servicer Fidelity Bond shall be issued by a Qualified Insurer (unless the applicable Master Servicer self insures as provided below) and be in form and amount consistent with the Servicing Standard. In the event that any such
Servicer Errors and Omissions Insurance Policy or Servicer Fidelity Bond ceases to be in effect, the applicable Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer meeting the requirements set forth above as of the date of such replacement. So long as

                                      -180-

the long-term rating of the applicable Master Servicer is not in any event less than "A" as rated by Fitch, "BBB" as rated by S&P, and "A" as rated by DBRS (or, if not rated by DBRS, an equivalent rating (such as those listed above for Fitch and S&P) by two nationally recognized statistical rating organizations), respectively, such Master Servicer may self-insure for the Servicer Fidelity
Bond and the Servicer Errors and Omissions Insurance Policy.

          SECTION 8.3 MASTER SERVICER'S GENERAL POWER AND DUTIES.

          (a) The applicable Master Servicer shall service and administer the
Mortgage Loans and shall, subject to Sections 8.7, 8.18, 8.19, 8.27 and Article
XII hereof and as otherwise provided herein and by the Code, have full power and authority to do any and all things which it may deem necessary or desirable in connection with such servicing and administration in accordance with the
Servicing Standard. To the extent consistent with the foregoing and subject to any express limitations and provisions set forth in this Agreement (and, in the case of any A/B Mortgage Loan and any Loan Pair, subject to the applicable
Intercreditor Agreement or Loan Pair Intercreditor Agreement and, in the case of any Non-Serviced Mortgage Loan, subject to the servicing of such Non-Serviced
Mortgage Loan by the applicable Non-Serviced Mortgage Loan Master Servicer and the applicable Non-Serviced Mortgage Loan Special Servicer, as applicable), such power and authority shall include, without limitation, the right, subject to the terms hereof, (A) to execute and deliver, on behalf of the Certificateholders
(and in connection with any B Note, the holder of the B Note and, in connection with any Loan Pair, the holder of the Serviced Companion Mortgage Loan) and the
Trustee, customary consents or waivers and other instruments and documents
(including, without limitation, estoppel certificates, financing statements, continuation statements, title endorsements and reports and other documents and instruments necessary to preserve and maintain the lien on the related Mortgaged
Property and related collateral), (B) to consent to assignments and assumptions or substitutions, and transfers of interest of any Mortgagor, in each case subject to and in accordance with the terms of the related Mortgage Loan and
Section 8.7, (C) to collect any Insurance Proceeds, (D) subject to Section 8.7, to consent to any subordinate financings to be secured by any related Mortgaged
Property to the extent that such consent is required pursuant to the terms of the related Mortgage or which otherwise is required, and, subject to Section
8.7, to consent to any mezzanine debt to the extent such consent is required pursuant to the terms of the related Mortgage; (E) to consent to the application of any proceeds of insurance policies or condemnation awards to the restoration of the related Mortgaged Property or otherwise and to administer and monitor the application of such proceeds and awards in accordance with the terms of the
Mortgage Loan as the applicable Master Servicer deems reasonable under the circumstances, (F) to execute and deliver, on behalf of the Certificateholders
(and, if applicable, the holders of the B Note and Serviced Companion Mortgage
Loan) and the Trustee, documents relating to the management, operation, maintenance, repair, leasing and marketing of the related Mortgaged Properties, including agreements and requests by the Mortgagor with respect to modifications of the standards of operation and management of the Mortgaged Properties or the replacement of asset managers, (G) to consent to any operation or action under a
Mortgage Loan that is contemplated or permitted under a Mortgage or other documents evidencing or securing the applicable Mortgage Loan (either as a matter of right or upon satisfaction of specified conditions), (H) to obtain, release, waive or modify any term other than a Money Term of a Mortgage Loan and related documents subject to and to the extent permitted by Section 8.18, (I) to exercise all rights, powers and privileges granted or provided to the holder of the Mortgage Notes, any Serviced Companion Mortgage

                                      -181-

Loan and any B Note under the terms of the Mortgage, including all rights of consent or approval thereunder, subject to Sections 8.7 and 8.18 of this
Agreement, (J) to enter into lease subordination agreements, non-disturbance and attornment agreements or other leasing or rental arrangements which may be requested by the Mortgagor or the Mortgagor's tenants, (K) to join the Mortgagor in granting, modifying or releasing any easements, covenants, conditions, restrictions, equitable servitudes, or land use or zoning requirements with respect to the Mortgaged Properties to the extent such does not adversely affect the value of the related Mortgage Loan or Mortgaged Property, (L) to execute and deliver, on behalf of itself, the Trustee, the Trust (and, if applicable, the holders of the B Note and Serviced Companion Mortgage Loan) or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the
Mortgage Loans and with respect to the Mortgaged Properties, and (M) hold in accordance with the terms of any Mortgage Loan and this Agreement, Defeasance
Collateral. The foregoing clauses (A) through (M) are referred to collectively as "Master Servicer Consent Matters." Notwithstanding the above, the applicable
Master Servicer shall have no power to (i) waive any Prepayment Premiums or (ii)
consent to any modification of a Money Term of a Mortgage Loan. Nothing contained in this Agreement shall limit the ability of the applicable Master
Servicer to lend money to (to the extent not secured, in whole or in part, by any Mortgaged Property), accept deposits from and otherwise generally engage in any kind of business or dealings with any Mortgagor as though such Master
Servicer was not a party to this Agreement or to the transactions contemplated hereby; provided, however, that this sentence shall not modify the Servicing
Standard.

          (b) The applicable Master Servicer shall not be obligated to service and administer the Mortgage Loans which have become and continue to be Specially
Serviced Mortgage Loans, except as specifically provided herein. The applicable
Master Servicer shall be required to make all calculations and prepare all reports required hereunder with respect to such Specially Serviced Mortgage
Loans (other than calculations and reports expressly required to be made by the
Special Servicer hereunder) as if no Servicing Transfer Event had occurred and shall continue to collect all Scheduled Payments, make Servicing Advances as set forth herein, make P&I Advances as set forth herein and render such incidental services with respect to such Specially Serviced Mortgage Loans, all as are specifically provided for herein, but shall have no other servicing or other duties with respect to such Specially Serviced Mortgage Loans. The applicable
Master Servicer shall give notice within three Business Days to the Special
Servicer of any collections it receives from any Specially Serviced Mortgage
Loans, subject to changes agreed upon from time to time by the Special Servicer and such Master Servicer. The Special Servicer shall instruct, within one
Business Day after receiving such notice, the applicable Master Servicer on how to apply such funds. The applicable Master Servicer within one Business Day after receiving such instructions shall apply such funds in accordance with the
Special Servicer's instructions. Each Mortgage Loan that becomes a Specially
Serviced Mortgage Loan shall continue as such until such Mortgage Loan becomes a
Rehabilitated Mortgage Loan. The applicable Master Servicer shall not be required to initiate extraordinary collection procedures or legal proceedings with respect to any Mortgage Loan or to undertake any pre-foreclosure procedures.

          (c) Concurrently with the execution of this Agreement, the Trustee shall sign each Power of Attorney attached hereto as Exhibit S-1 and Exhibit
S-1A. The applicable Master Servicer shall promptly notify the Trustee of the execution and delivery of any document on

                                      -182-

behalf of the Trustee under such Power-of-Attorney. From time to time until the termination of the Trust, upon receipt of additional unexecuted powers of attorney from the applicable Master Servicer or the Special Servicer, the
Trustee shall execute and return to such Master Servicer or the Special Servicer any additional powers of attorney and other documents necessary or appropriate to enable such Master Servicer and the Special Servicer to service and administer the Mortgage Loans including, without limitation, documents relating to the management, operation, maintenance, repair, leasing or marketing of the
Mortgaged Properties. The applicable Master Servicer shall indemnify the Trustee for any costs, liabilities and expenses (including attorneys' fees) incurred by the Trustee in connection with the intentional or negligent misuse of such power of attorney by such Master Servicer. Notwithstanding anything contained herein to the contrary, neither the applicable Master Servicer nor the Special Servicer shall without the Trustee's written consent: (i) initiate any action, suit or proceeding solely under the Trustee's name without indicating such Master
Servicer's or Special Servicer's, as applicable, representative capacity, or
(ii) knowingly take any action that causes the Trustee to be registered to do business in any state, provided, however, that the preceding clause (i) shall not apply to the initiation of actions relating to a Mortgage Loan that such
Master Servicer or the Special Servicer, as the case may be, is servicing pursuant to its respective duties herein (in which case such Master Servicer or the Special Servicer, as the case may be, shall give three (3) Business Days prior notice to the Trustee of the initiation of such action). The limitations of the preceding clause shall not be construed to limit any duty or obligation imposed on the Trustee under any other provision of this Agreement.

          (d) The applicable Master Servicer shall make efforts consistent with the Servicing Standard and the terms of this Agreement to collect all payments called for under the terms and provisions of the applicable Mortgage Loans
(other than Specially Serviced Mortgage Loans or REO Properties).

          (e) The applicable Master Servicer shall segregate and hold all funds collected and received pursuant to any Mortgage Loan (other than any
Non-Serviced Mortgage Loan) constituting Escrow Amounts separate and apart from any of its own funds and general assets and shall establish and maintain one or more segregated custodial accounts (each, an "Escrow Account") into which all
Escrow Amounts shall be deposited within one (1) Business Day after receipt.
Each Escrow Account shall be an Eligible Account, except with respect to
Mortgage Loans identified on Schedule VI for which Escrow Accounts shall be transferred to Eligible Accounts at the earliest date permitted under the related Mortgage Loan documents. The applicable Master Servicer shall also deposit into each Escrow Account any amounts representing losses on Eligible
Investments pursuant to the immediately succeeding paragraph and any Insurance
Proceeds or Liquidation Proceeds which are required to be applied to the restoration or repair of any Mortgaged Property pursuant to the related Mortgage
Loan. Each Escrow Account shall be maintained in accordance with the requirements of the related Mortgage Loan and in accordance with the Servicing
Standard. Withdrawals from an Escrow Account may be made only:

               (i) to effect timely payments of items constituting Escrow
Amounts for the related Mortgage Loan;

               (ii) to transfer funds to a Certificate Account (or any
sub-account thereof) to reimburse the applicable Master Servicer for any Advance
(or the Trust for any

                                      -183-

Unliquidated Advance) relating to Escrow Amounts, but only from amounts received with respect to the related Mortgage Loan which represent late collections of
Escrow Amounts thereunder;

               (iii) for application to the restoration or repair of the related
Mortgaged Property in accordance with the related Mortgage Loan and the
Servicing Standard;

               (iv) to clear and terminate such Escrow Account upon the
termination of this Agreement or pay-off of the related Mortgage Loan;

               (v) to pay from time to time to the related Mortgagor any
interest or investment income earned on funds deposited in the Escrow Account if such income is required to be paid to the related Mortgagor under applicable law or by the terms of the Mortgage Loan, or otherwise to the applicable Master
Servicer; and

               (vi) to remove any funds deposited in a Escrow Account that were not required to be deposited therein or to refund amounts to the Mortgagors determined to be overages.

          Subject to the immediately succeeding sentence, (i) the applicable
Master Servicer may direct any depository institution or trust company in which the Escrow Accounts are maintained to invest the funds held therein in one or more Eligible Investments; provided, however, that such funds shall be either
(x) immediately available or (y) available in accordance with a schedule which will permit such Master Servicer to meet the payment obligations for which the
Escrow Account was established; (ii) such Master Servicer shall be entitled to all income and gain realized from any such investment of funds as additional servicing compensation; and (iii) such Master Servicer shall deposit from its own funds in the applicable Escrow Account the amount of any loss incurred in respect of any such investment of funds immediately upon the realization of such loss, provided that such investment loss shall not include any loss with respect to such investment which is incurred solely as a result of the insolvency of the federal or state chartered depositary institution or trust company at which such
Escrow Account is maintained, so long as such depositary institution or trust company (a) satisfied the qualifications set forth in the definition of
"Eligible Account" both at the time such investment was made and as of a date not more than 30 days prior to the date of such loss and (b) is not the same
Person as the Person that made the relevant investment. The applicable Master
Servicer shall not direct the investment of funds held in any Escrow Account and retain the income and gain realized therefrom if the terms of the related
Mortgage Loan or applicable law permit the Mortgagor to be entitled to the income and gain realized from the investment of funds deposited therein, and such Master Servicer shall not be required to invest amounts on deposit in
Escrow Accounts in Eligible Investments or Eligible Accounts to the extent that such Master Servicer is required by either law or under the terms of any related
Mortgage Loan to deposit or invest (or the Mortgagor is entitled to direct the deposit or investment of) such amounts in another type of investments or accounts. In the event the applicable Master Servicer is not entitled to direct the investment of such funds, (1) such Master Servicer shall direct the depository institution or trust company in which such Escrow Accounts are maintained to invest the funds held therein in accordance with the Mortgagor's written investment instructions, if the terms of the related Mortgage Loan or applicable law require such Master Servicer to invest such

                                      -184-

funds in accordance with the Mortgagor's directions; and (2) in the absence of appropriate written instructions from the Mortgagor, such Master Servicer shall have no obligation to, but may be entitled to, direct the investment of such funds; provided, however, that in either event (i) such funds shall be either
(y) immediately available or (z) available in accordance with a schedule which will permit such Master Servicer to meet the payment obligations for which the
Escrow Account was established, and (ii) such Master Servicer shall have no liability for any loss in investments of such funds that are invested pursuant to written instructions from the Mortgagor.

          (f) The relationship of each of the Master Servicers and the Special
Servicer to the Trustee and the Paying Agent and to each other under this
Agreement is intended by the parties to be that of an independent contractor and not of a joint venturer, partner or agent.

          (g) With respect to each Mortgage Loan, if required by the terms of the related Mortgage Loan, any Lock-Box Agreement or similar agreement, the applicable Master Servicer shall establish and maintain, in accordance with the
Servicing Standard, one or more lock-box, cash management or similar accounts
("Lock-Box Accounts") to be held outside the Trust and maintained by such Master
Servicer in accordance with the terms of the related Mortgage. No Lock-Box
Account is required to be an Eligible Account, unless otherwise required pursuant to the related Mortgage Loan documents. The applicable Master Servicer shall apply the funds deposited in such accounts in accordance with terms of the related Mortgage Loan documents, any Lock-Box Agreement and in accordance with the Servicing Standard.

          (h) The applicable Master Servicer shall process all defeasances of
Mortgage Loans in accordance with the terms of the Mortgage Loan documents, and shall be entitled to any fees paid relating thereto. Subject to the terms of the related Mortgage Loan documents, the applicable Master Servicer shall not permit defeasance (or partial defeasance if permitted under the Mortgage Loan) of any
Mortgage Loan on or before the second anniversary of the Closing Date unless such defeasance will not result in an Adverse REMIC Event and such Master
Servicer has received an opinion of counsel to such effect and all items in the following sentence have been satisfied. Subsequent to the second anniversary of the Closing Date, the applicable Master Servicer, in connection with the defeasance of a Mortgage Loan shall require (to the extent it is not inconsistent with the Servicing Standard) that: (i) the collateral consists of
Defeasance Collateral, (ii) such Master Servicer has determined that the defeasance will not result in an Adverse REMIC Event, (iii) either (A) the related Mortgagor designates a Single-Purpose Entity (if the Mortgagor no longer complies) to own the Defeasance Collateral (subject to customary qualifications)
or (B) such Master Servicer has established a Single-Purpose Entity to hold all
Defeasance Collateral relating to the Defeasance Loans, (iv) such Master
Servicer has requested and received from the Mortgagor (A) an opinion of counsel that the Trustee will have a perfected, first priority security interest in such
Defeasance Collateral and (B) written confirmation from a firm of independent accountants stating that payments made on such Defeasance Collateral in accordance with the terms thereof will be sufficient to pay the subject Mortgage
Loan (or the defeased portion thereof in connection with a partial defeasance)
in full on or before its Maturity Date (or, in the case of any ARD Loans, on or before the applicable Anticipated Repayment Date) and to timely pay each subsequent Scheduled Payment, (v) (A) a Rating Agency Confirmation is received if the Mortgage Loan (together with any other Mortgage Loan with which it is cross-collateralized) has a Principal Balance greater than the lesser of
$20,000,000 and 5% of the

                                      -185-

Aggregate Certificate Balance, unless each Rating Agency has waived (which waiver must be in writing in the case of S&P) such Rating Agency Confirmation requirement or (B) if the Mortgage Loan is less than or equal to both of the amounts set forth in clause (A) and the successor Mortgagor with respect to the subject Mortgage Loan and its affiliates collectively have assumed Mortgage
Loans comprising an aggregate principal amount at least equal to the lesser of
$20,000,000 and 5% of the Aggregate Certificate Balance, either a Notice and
Certification in the form attached hereto as Exhibit Z is delivered to the
Rating Agencies or a Rating Agency Confirmation is received from Fitch and S&P and (vi) a Rating Agency Confirmation from Fitch and S&P is received if the
Mortgage Loan is one of the ten largest Mortgage Loans, by Principal Balance.
Any customary and reasonable out-of-pocket expense incurred by the applicable
Master Servicer pursuant to this Section 8.3(h) shall be paid by the Mortgagor of the Defeasance Loan pursuant to the related Mortgage, Mortgage Note or other pertinent document, if so allowed by the terms of such documents.

          The parties hereto acknowledge that if the payments described in paragraph 39 of Exhibit 2 to the Mortgage Loan Purchase Agreements regarding the obligation of a Mortgagor to pay the reasonable costs and expenses associated with a defeasance of the related Mortgage Loan are insufficient to reimburse the
Trust, including, but not limited to, rating agency fees, then the sole obligation of the related Seller shall be to pay an amount equal to such insufficiency or expense to the extent the related Mortgagor is not required to pay such amount. Promptly upon receipt of notice of such insufficiency or unpaid expense, the applicable Master Servicer shall make demand upon the related
Seller to make such payment by deposit to a Certificate Account. The applicable
Master Servicer shall use reasonable efforts to enforce the rights of the Trust with respect to the related Seller's obligation to pay such amounts and in the event the related Seller fails to make such payment, such amount shall be an expense of the Trust, provided, however, that the foregoing is not intended to relieve the Seller of its obligations nor such Master Servicer of its obligation nor limit the rights that any person(s) may otherwise have to enforce such rights.

          In the case of a Specially Serviced Mortgage Loan, the applicable
Master Servicer shall process any defeasance of such Specially Serviced Mortgage
Loan in accordance with the original terms of the respective Mortgage Loan documents following a request by the Special Servicer that such Master Servicer do so, which request shall be accompanied by a waiver of any condition of defeasance that an "event of default" under such Specially Serviced Mortgage
Loan not have occurred or be continuing, and such Master Servicer shall be entitled to any fees paid relating to such defeasance. If such "event of default" is on account of an uncured payment default, the Special Servicer will process the defeasance of such Specially Serviced Mortgage Loan, and the Special
Servicer shall be entitled to any fees paid relating to such defeasance.

          (i) The applicable Master Servicer shall, as to each Mortgage Loan which is secured by the interest of the related Mortgagor under a ground lease, confirm whether or not on or prior to the date that is forty-five (45) days after the Closing Date, the applicable Seller has notified the related ground lessor of the transfer of such Mortgage Loan to the Trust pursuant to this
Agreement and informed such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to such Master Servicer (as evidenced by delivery of a copy thereof to such Master Servicer). The applicable
Master Servicer shall promptly notify the ground lessor if the applicable Seller has failed to do so by the thirtieth day after the Closing Date.

                                      -186-

          (j) Pursuant to the related Intercreditor Agreement, the owner of any
B Note has agreed that the applicable Master Servicer and the Special Servicer are authorized and obligated to service and administer the B Note pursuant to this Agreement. The applicable Master Servicer shall be entitled, during any period when the A Note and B Note under any A/B Mortgage Loan do not constitute
Specially Serviced Mortgage Loans, to exercise the rights and powers granted under the related Intercreditor Agreement to the "Note A Holder" and/or the
"Servicer" referred to therein. For the avoidance of doubt, the parties acknowledge that neither the applicable Master Servicer nor the Special Servicer shall be entitled or required to exercise the rights and powers granted to any
"Note B Holder" as defined under the related Intercreditor Agreement.

          (k) Pursuant to the applicable Non-Serviced Mortgage Loan
Intercreditor Agreement, the owner of any Non-Serviced Mortgage Loan has agreed that such owner's rights in, to and under such Non-Serviced Mortgage Loan are subject to the servicing and all other rights of the applicable Non-Serviced
Mortgage Loan Master Servicer and the applicable Non-Serviced Mortgage Loan
Special Servicer, and the applicable Non-Serviced Mortgage Loan Master Servicer and the applicable Non-Serviced Mortgage Loan Special Servicer are authorized and obligated to service and administer such Non-Serviced Mortgage Loan pursuant to the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement.
Notwithstanding anything herein to the contrary, the parties hereto acknowledge and agree that the applicable Master Servicer's obligations and responsibilities hereunder and such Master Servicer's authority with respect to any Non-Serviced
Mortgage Loan are limited by and subject to the terms of the related
Non-Serviced Mortgage Loan Intercreditor Agreement and the rights of the applicable Non-Serviced Mortgage Loan Master Servicer and the applicable
Non-Serviced Mortgage Loan Special Servicer with respect thereto under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement. The
applicable Master Servicer shall enforce the rights of the Trustee (as holder of the Non-Serviced Mortgage Loans) under the related Non-Serviced Mortgage Loan
Pooling and Servicing Agreement and the related Non-Serviced Mortgage Loan
Intercreditor Agreement. The applicable Master Servicer shall take such actions as it shall deem reasonably necessary to facilitate the servicing of any
Non-Serviced Mortgage Loan by the applicable Non-Serviced Mortgage Loan Master
Servicer and the applicable Non-Serviced Mortgage Loan Special Servicer including, but not limited to, delivering appropriate Requests for Release to the Trustee and Custodian (if any) in order to deliver any portion of the related Mortgage File to the applicable Non-Serviced Mortgage Loan Master
Servicer or applicable Non-Serviced Mortgage Loan Special Servicer under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

          (l) Pursuant to each Loan Pair Intercreditor Agreement, the owner of the related Serviced Companion Mortgage Loan has agreed that the applicable
Master Servicer and the Special Servicer are authorized and obligated to service and administer the Serviced Companion Mortgage Loan pursuant to this Agreement.
The applicable Master Servicer, the Special Servicer, the Trustee and the Fiscal
Agent are, to the extent applicable, authorized and directed to execute and deliver to the owner or owners of the Serviced Companion Mortgage Loan a letter agreement requested by the owner of the Serviced Companion Mortgage Loan, dated as of the Closing Date, and setting forth provisions as to, among other things, the timing of remittances, advances and reports relating to the Serviced
Companion Mortgage Loan, and references herein to the related Loan Pair
Intercreditor Agreement shall be construed to refer to

                                      -187-

such Loan Pair Intercreditor Agreement and such letter agreement taken together, as applicable. To the extent that the applicable Master Servicer, the Special
Servicer, the Trustee and/or the Fiscal Agent have duties and obligations under any such letter agreement, each successor master servicer, successor special servicer, successor trustee and/or successor fiscal agent, respectively, under this Agreement shall perform such duties and satisfy such obligations.

          SECTION 8.4 PRIMARY SERVICING AND SUB-SERVICING.

          (a) The applicable Master Servicer shall supervise, administer, monitor, enforce and oversee the servicing of the applicable Mortgage Loans by any Sub-Servicer appointed by it. The terms of any arrangement or agreement between the applicable Master Servicer and a Sub-Servicer shall provide that such agreement or arrangement may be terminated, without cause and without the payment of any termination fees, by the Trustee in the event such Master
Servicer is terminated in accordance with this Agreement. In addition, none of the Trustee, the Certificateholders, the holder of any Serviced Companion
Mortgage Loan or the holder of any B Note shall have any direct obligation or liability (including, without limitation, indemnification obligations) with respect to any Sub-Servicer. The applicable Master Servicer shall pay the costs of enforcement against any of its Sub-Servicers at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. Notwithstanding the provisions of any primary servicing agreement or sub-servicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the applicable Master Servicer or a
Sub-Servicer, or reference to actions taken through a Sub-Servicer or otherwise, such Master Servicer shall remain obligated and liable to the Trustee, the
Special Servicer and the Certificateholders for the servicing and administering of the applicable Mortgage Loans, the B Notes and the Serviced Companion
Mortgage Loans in accordance with (and subject to the limitations contained within) the provisions of this Agreement without diminution of such obligation or liability by virtue of indemnification from a Sub-Servicer and to the same extent and under the same terms and conditions as if such Master Servicer alone were servicing and administering the Mortgage Loans.

          Notwithstanding anything to the contrary contained herein, it shall be permissible for a sub-servicing agreement entered into with any sub-servicer dated on or prior to the Closing Date to prohibit a termination of the related sub-servicer without cause provided that such sub-servicing agreement provides for termination for cause under events that are defined to include (among others) an uncured failure to remit or deposit funds and a material failure to comply with covenants (although notice and grace periods may apply). Any such right of such a designated sub-servicer under the related sub-servicing agreement shall be binding upon any successor Master Servicer (including the
Trustee) which successor Master Servicer shall assume such sub-servicing agreement.

          (b) Subject to the limitations of subsection (a), a Master Servicer may appoint one or more sub-servicers (each, a "Sub-Servicer") to perform all or any portion of its duties hereunder for the benefit of the Trustee and the
Certificateholders.

                                      -188-

          (c) The Servicer Report Administrator shall not be entitled to appoint a Sub-Servicer to perform all or any portion of its duties hereunder in its capacity as Servicer Report Administrator.

          SECTION 8.5 SERVICERS MAY OWN CERTIFICATES. A Master Servicer and any
agent of such Master Servicer in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not a Master Servicer or such agent. Any such interest of a Master Servicer or such agent in the Certificates shall not be taken into account when evaluating whether actions of such Master Servicer are consistent with its obligations in accordance with the Servicing Standard regardless of whether such actions may have the effect of benefiting the Class or Classes of Certificates owned by such Master Servicer.

          SECTION 8.6 MAINTENANCE OF HAZARD INSURANCE, OTHER INSURANCE, TAXES
AND OTHER. Subject to the limitations set forth below, the applicable Master
Servicer shall use reasonable efforts consistent with the Servicing Standard to cause the related Mortgagor to maintain for each Mortgage Loan (other than any
REO Mortgage Loan) (A) a Standard Hazard Insurance Policy (that, if the terms of the related Mortgage Loan documents and the related Mortgage so require or so permit the holder of the Mortgage Loan to require, contains no exclusion for damages due to any "act of terrorism," as defined in the Terrorism Risk
Insurance Act of 2002) and which does not provide for reduction due to depreciation in an amount that is at least equal to the lesser of (i) the full replacement cost of improvements securing such Mortgage Loan or (ii) the outstanding Principal Balance of such Mortgage Loan and any related B Note or
Serviced Companion Mortgage Loan, but, in any event, in an amount sufficient to avoid the application of any co-insurance clause and (B) any other insurance coverage for a Mortgage Loan which the related Mortgagor is required to maintain under the related Mortgage, provided such Master Servicer shall not be required to maintain earthquake insurance on any Mortgaged Property unless such insurance was required at origination and is available at commercially reasonable rates;
provided, however, that the Special Servicer shall have the right, but not the duty, to obtain, at the Trust's expense, earthquake insurance on any Mortgaged
Property securing a Specially Serviced Mortgage Loan or an REO Property (other than with respect to a Non-Serviced Mortgage Loan) so long as such insurance is available at commercially reasonable rates. If the related Mortgagor does not maintain the insurance set forth in clauses (A) and (B) above, then the applicable Master Servicer shall cause to be maintained such insurance with a
Qualified Insurer. The applicable Master Servicer shall be deemed to have satisfied its obligations with respect to clause (A) above if the Mortgagor maintains, or (subject to the provisions set forth below) such Master Servicer shall have otherwise caused to be obtained, a Standard Hazard Insurance Policy that is in compliance with the related Mortgage Loan documents, and, if required by such Mortgage Loan documents or if such Mortgage Loan documents permit the holder of the Mortgage Loan to require, the Mortgagor pays, or such Master
Servicer shall have otherwise caused to be paid, the premium required by the related insurance provider that is necessary to avoid an exclusion in such policy against any "act of terrorism" as defined by the Terrorism Risk Insurance
Act of 2002.

          Each Standard Hazard Insurance Policy maintained with respect to any
Mortgaged Property that is not an REO Property shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. If the improvements on the Mortgaged Property are located in a designated special flood hazard area by the Federal Emergency

                                      -189-

Management Agency in the Federal Register, as amended from time to time (to the extent permitted under the related Mortgage Loan or as required by law), the applicable Master Servicer (with respect to any Mortgaged Property that is not an REO Property) shall cause flood insurance to be maintained. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan or (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program, if the area in which the improvements on the Mortgaged
Property are located is participating in such program. Any amounts collected by the applicable Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the terms of the applicable Mortgage Loan) shall be deposited in a Certificate
Account.

          Any cost (such as insurance premiums and insurance broker fees but not internal costs and expenses of obtaining such insurance) incurred by the applicable Master Servicer in maintaining any insurance pursuant to this Section
8.6 shall not, for the purpose of calculating monthly distributions to the
Certificateholders or remittances to the Paying Agent for their benefit, be added to the Principal Balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan permit such cost to be added to the outstanding
Principal Balance thereof. Such costs shall be paid as a Servicing Advance by the applicable Master Servicer, subject to Section 4.4 hereof.

          Notwithstanding the above, the applicable Master Servicer shall have no obligation beyond using its reasonable efforts consistent with the Servicing
Standard to enforce such insurance requirements. Furthermore, the applicable
Master Servicer shall not be required in any event to obtain such insurance coverage to the extent that the Trustee, as mortgagee, has no insurable interest, or to cause the Mortgagor to maintain or itself obtain insurance coverage beyond what is available on commercially reasonable terms at a cost customarily acceptable (in each case, as determined by such Master Servicer, which shall be entitled to rely, at its sole expense, on insurance consultants in making such determination, consistent with the Servicing Standard) and consistent with the Servicing Standard; provided, that such Master Servicer shall be obligated to cause the Mortgagor to maintain or itself obtain insurance against property damage resulting from terrorism or similar acts if the terms of the related Mortgage Loan documents and the related Mortgage so require unless such Master Servicer determines that (i) such insurance is not available at any rate or (ii) such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related Mortgaged Property and located in or around the region in which such related Mortgaged Property is located; provided, that such determination must be made by such Master Servicer not less frequently (but need not be made more frequently) than annually, but in any event, shall be made on the approximate date on (but not later than sixty (60) days thereafter) which such Master Servicer receives notice of the renewal, replacement or cancellation of coverage (as evidenced by the related insurance policy or insurance certificate). Notwithstanding the limitation set forth in the preceding sentence, if the related Mortgage Loan documents and the related Mortgage require the Mortgagor to maintain insurance against property damage resulting from terrorism or similar acts, the applicable Master Servicer shall prior to availing itself of any limitation described in clause (i) or (ii) of such sentence with respect to any Mortgage Loan, obtain the approval or disapproval of the Operating Adviser (subject to the penultimate paragraph of Section 9.39)
other than in the case of an A/B Mortgage

                                      -190-

Loan as to which the related holder of the related B Note is the directing or controlling noteholder under the related Intercreditor Agreement, or, solely with respect to the A/B Mortgage Loan, of the related holder of the B Note (but only so long as the holder of such B Note is the directing or controlling holder as defined in the related Intercreditor Agreement), unless such consent or deemed consent of such B Noteholder is not required pursuant to the operation of provisions of the related Intercreditor Agreement that (but for their applicability to consents of the B Noteholder) are similar to the provisions of the penultimate paragraph of Section 9.39. The applicable Master Servicer shall be entitled to conclusively rely on the determination of the Operating Adviser
(or a B Note holder, as applicable) made in connection with such approval or disapproval (subject to operation of the Servicing Standard and the penultimate paragraph of Section 9.39). If any such approval has not been expressly denied within seven (7) Business Days of receipt by the Operating Adviser from the applicable Master Servicer of such Master Servicer's determination and analysis and all information reasonably requested by the Operating Adviser and reasonably available to such Master Servicer in order to make an informed decision, such approval shall be deemed to have been granted. The applicable Master Servicer shall notify the holder of the related Serviced Companion Mortgage Loan of any determination that it makes pursuant to clauses (i) and (ii) above with respect to any Serviced Pari Passu Mortgage Loan.

          A Master Servicer shall conclusively be deemed to have satisfied its obligations as set forth in this Section 8.6 either (i) if such Master Servicer shall have obtained and maintained a master force placed or blanket insurance policy insuring against hazard losses on all of the applicable Mortgage Loans, any Serviced Companion Mortgage Loan and any B Note serviced by it, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers consistent with the Servicing Standard, and provided that such policy is issued by a Qualified Insurer or (ii) if such Master Servicer, provided that its long-term rating is not less than "A" by Fitch, "A-" by S&P and "A(low)" by DBRS (or, if not rated by DBRS, an equivalent rating (such as those listed above for Fitch and S&P) by at least two nationally recognized statistical rating organizations), self-insures for its obligations. In the event that a Master Servicer shall cause any Mortgage Loan to be covered by such a master force placed or blanket insurance policy, the incremental cost of such insurance allocable to such Mortgage Loan (i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgage Loan is then covered thereby), if not borne by the related Mortgagor, shall be paid by such
Master Servicer as a Servicing Advance. If such policy contains a deductible clause, the applicable Master Servicer shall, if there shall not have been maintained on the related Mortgaged Property a policy complying with this
Section 8.6 and there shall have been a loss that would have been covered by such policy, deposit in the applicable Certificate Account the amount not otherwise payable under such master force placed or blanket insurance policy because of such deductible clause to the extent that such deductible exceeds (i)
the deductible under the related Mortgage Loan or (ii) if there is no deductible limitation required under the Mortgage Loan, the deductible amount with respect to insurance policies generally available on properties similar to the related
Mortgaged Property which is consistent with the Servicing Standard, and deliver to the Trustee an Officer's Certificate describing the calculation of such amount. In connection with its activities as administrator and servicer of the
Mortgage Loans, any Serviced Companion Mortgage Loan and any B Note, the
applicable Master Servicer agrees to present, on its behalf and on behalf of the
Trustee and the holders of any Serviced Companion

                                      -191-

Mortgage Loan or any B Note, claims under any such master force placed or blanket insurance policy.

          With respect to each Mortgage Loan, the applicable Master Servicer shall maintain accurate records with respect to each related Mortgaged Property reflecting the status of taxes, assessments and other similar items that are or may become a lien on the related Mortgaged Property and the status of insurance premiums payable with respect thereto. From time to time, the applicable Master
Servicer (other than with respect to REO Mortgage Loans) shall (i) obtain all bills for the payment of such items (including renewal premiums), and (ii)
except in the case of Mortgage Loans under which Escrow Amounts are not held by such Master Servicer, effect payment of all such bills, taxes and other assessments with respect to such Mortgaged Properties prior to the applicable penalty or termination date, in each case employing for such purpose Escrow
Amounts as allowed under the terms of the related Mortgage Loan. If a Mortgagor fails to make any such payment on a timely basis or collections from the
Mortgagor are insufficient to pay any such item before the applicable penalty or termination date, the applicable Master Servicer in accordance with the
Servicing Standard shall use its reasonable efforts to pay as a Servicing
Advance the amount necessary to effect the payment of any such item prior to such penalty or termination date, subject to Section 4.4 hereof. No costs incurred by the applicable Master Servicer, the Trustee or the Fiscal Agent, as
the case may be, in effecting the payment of taxes and assessments on the
Mortgaged Properties and related insurance premiums and ground rents shall, for the purpose of calculating distributions to Certificateholders, be added to the
Principal Balance of the Mortgage Loans, notwithstanding that the terms of such
Mortgage Loans permit such costs to be added to the outstanding Principal
Balances of such Mortgage Loans.

          SECTION 8.7 ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS;
DUE-ON-ENCUMBRANCE CLAUSE.

          (a) In the event the applicable Master Servicer receives a request from a Mortgagor (or other obligor) pursuant to the provisions of any Mortgage
Loan, Serviced Companion Mortgage Loan or B Note (other than a Specially
Serviced Mortgage Loan or a Non-Serviced Mortgage Loan) that expressly permits, subject to any conditions set forth in the Mortgage Loan documents, the assignment of the related Mortgaged Property to, and assumption of such Mortgage
Loan, Serviced Companion Mortgage Loan or B Note by, another Person, such Master
Servicer shall obtain relevant information for purposes of evaluating such request. For the purpose of the foregoing sentence, the term 'expressly permits'
shall include outright permission to assign, permission to assign upon satisfaction of certain conditions or prohibition against assignment except upon
Lender consent or the satisfaction of stated conditions. If the applicable
Master Servicer recommends to approve such assignment, such Master Servicer shall provide to the Special Servicer (and solely with respect to any A/B
Mortgage Loan, the holder of the B Note) a copy of such recommendation and the materials upon which such recommendation is based (which information shall consist of the information to be included in the Assignment and Assumption
Submission to Special Servicer, in the form attached hereto as Exhibit U-1, in the case of the Wells Fargo Master Servicer, and in the form attached hereto as
Exhibit U-2, in the case of the PAR Master Servicer) and (A) subject to consent or deemed consent of the Operating Adviser (unless not required pursuant to the operation of the penultimate paragraph of Section 9.39), other than in the case of an A/B Mortgage Loan as to which the related holder of the related

                                      -192-

B Note is the directing or controlling noteholder under the related
Intercreditor Agreement, or, with respect to the A/B Mortgage Loan the consent of the related B Note holder (but only so long as the holder of such B Note is the directing or controlling holder as defined in the related Intercreditor
Agreement), unless such consent or deemed consent of such B Noteholder is not required pursuant to the operation of provisions of the related Intercreditor
Agreement that (but for their applicability to consents of the B Noteholder) are similar to the provisions of the penultimate paragraph of Section 9.39, the
Special Servicer shall have the right hereunder to grant or withhold consent to any such request for such assignment and assumption in accordance with the terms of the Mortgage Loan, Serviced Companion Mortgage Loan or B Note and this
Agreement, and any such decision of the Special Servicer shall be in accordance with the Servicing Standard, (B) failure of the Special Servicer to notify such
Master Servicer in writing, within fifteen (15) Business Days (or in the case of the A/B Mortgage Loan, within thirty-five (35) Business Days) following such
Master Servicer's delivery of the recommendation described above and the complete Assignment and Assumption Submission to the Special Servicer on which the recommendation is based, of its determination to grant or withhold such consent shall be deemed to constitute a grant of such consent and (C) such
Master Servicer shall not permit any such assignment or assumption unless it has received the written consent of the Special Servicer or such consent has been deemed to have been granted as described in the preceding sentence. Upon consent or deemed consent by the Special Servicer to such proposed assignment and assumption, the applicable Master Servicer shall process such request of the related Mortgagor (or other obligor) and shall be authorized to enter into an assignment and assumption or substitution agreement with the Person to whom the related Mortgaged Property has been or is proposed to be conveyed, and/or release the original Mortgagor from liability under the related Mortgage Loan,
Serviced Companion Mortgage Loan or B Note and substitute as obligor thereunder the Person to whom the related Mortgaged Property has been or is proposed to be conveyed; provided, however, that such Master Servicer shall not enter into any such agreement to the extent that any terms thereof would result in an Adverse
REMIC Event or create any lien on a Mortgaged Property that is senior to, or on parity with, the lien of the related Mortgage. To the extent permitted by applicable law, the applicable Master Servicer shall not enter into such an assumption or substitution agreement unless the credit status of the prospective new Mortgagor (or other obligor) is in conformity to the terms of the related
Mortgage Loan and, if applicable, B Note or Serviced Companion Loan documents, provided, however, that nothing in this sentence shall impose upon any such
Master Servicer a different or higher standard of servicing than the Servicing
Standard. The applicable Master Servicer shall notify the Trustee, the Paying
Agent and the Special Servicer of any assignment and assumption or substitution agreement executed pursuant to this Section 8.7(a). The applicable Master
Servicer shall be entitled to (as additional servicing compensation) 50% of any assumption fee collected from a Mortgagor in connection with an assignment and assumption or substitution of a non-Specially Serviced Mortgage Loan executed pursuant to this Section 8.7(a) and the Special Servicer shall be entitled to
(as additional special servicing compensation) the other 50% of such fee.

          Neither of the Master Servicers nor the Special Servicer shall have any liability, and each of them shall be indemnified by the Trust for any liability to the Mortgagor or the proposed assignee, for any delay in responding to requests for assumption, if the same shall occur as a result of the failure of the Rating Agencies or the Operating Adviser, or any of them, to respond to such request in a reasonable period of time.

                                      -193-

          (b) Other than with respect to the assignment and assumptions referred to in subsection (a) above, if any Mortgage Loan that is not a Specially
Serviced Mortgage Loan or a Non-Serviced Mortgage Loan contains a provision in the nature of a "due-on-sale" clause, which by its terms (i) provides that such
Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property or ownership interest in the related Mortgagor, or (ii) provides that such
Mortgage Loan may not be assumed, or ownership interests in the related
Mortgagor may not be transferred, without the consent of the related mortgagee in connection with any such sale or other transfer, then, the applicable Master
Servicer shall review and make a determination to either (i) enforce such due-on-sale clause or (ii) if in the best economic interest of the Trust, waive the effect of such provision, such waiver to be processed in the same manner as in Section 8.7(a) (including the Special Servicer consent provisions); provided, however, that if the Principal Balance of such Mortgage Loan (together with any other Mortgage Loan with which it is cross-collateralized) at such time equals or exceeds 5% of the Aggregate Certificate Balance or exceeds $35,000,000 or is one of the then current top 10 loans (by Principal Balance) in the pool, then prior to waiving the effect of such provision, such Master Servicer shall obtain
Rating Agency Confirmation (including with respect to any securities which are rated by a Rating Agency evidencing direct beneficial interests in the A Notes and any B Note) regarding such waiver. In connection with the request for such
Rating Agency Confirmation, the applicable Master Servicer shall prepare and deliver to Fitch, S&P and DBRS a memorandum outlining its analysis and recommendation in accordance with the Servicing Standard, together with copies of all relevant documentation. The applicable Master Servicer shall promptly forward copies of the assignment and assumption documents relating to any
Mortgage Loan to the Special Servicer, the Paying Agent and the Trustee, and
such Master Servicer shall promptly thereafter forward such documents to the
Rating Agencies. The Special Servicer and the applicable Master Servicer shall each be entitled to (as additional compensation) 50% of any fee collected from a
Mortgagor in connection with granting or withholding such consent (other than any such fee payable in connection with any Non-Serviced Mortgage Loan).

          (c) The Trustee for the benefit of the Certificateholders, the holder of any Serviced Companion Mortgage Loan and the holder of any B Note shall execute any necessary instruments in the form presented to it by the applicable
Master Servicer (pursuant to subsection (a)) or the Special Servicer (pursuant to subsection (b)) for such assignments and assumptions agreements. Upon the closing of the transactions contemplated by such documents, the applicable
Master Servicer or the Special Servicer, as the case may be, shall cause the originals of the assignment and assumption agreement, the release (if any), or the modification or supplement to the Mortgage Loan to be delivered to the
Trustee except to the extent such documents have been submitted to the recording office, in which event such Master Servicer shall promptly deliver copies of such documents to the Trustee and the Special Servicer.

          (d) If any Mortgage Loan (other than a Specially Serviced Mortgage
Loan or a Non-Serviced Mortgage Loan) which contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms:

               (i) provides that such Mortgage Loan shall (or may at the
     mortgagee's option) become due and payable upon the creation of any additional lien or other

                                      -194-

     encumbrance on the related Mortgaged Property or a lien on an ownership interest in the Mortgagor; or

               (ii) requires the consent of the Mortgagee to the creation of any such additional lien or other encumbrance on the related Mortgaged Property or a lien on an ownership interest in the Mortgagor,

then, as long as such Mortgage Loan is included in the Trust, the applicable
Master Servicer, on behalf of the Trustee as the Mortgagee of record, shall exercise, subject to the Special Servicer's consent or deemed consent (it being acknowledged that the Special Servicer may be required to obtain the consent or deemed consent of the Operating Adviser, subject to the penultimate paragraph of
Section 9.39), (or, subject to Section 8.18, waive its right to exercise) any right it may have with respect to such Mortgage Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to the creation of any such additional lien or other encumbrance, in a manner consistent with the Servicing
Standard, the following paragraph and Section 8.18 hereof. The applicable Master
Servicer shall not waive the effect of such provision without first obtaining
Rating Agency Confirmation (including with respect to any securities which are rated by a Rating Agency evidencing direct beneficial interests in the A Notes and any B Note) regarding such waiver and complying with the provisions of the next succeeding paragraph; provided, however, that such Rating Agency
Confirmation shall only be required if the applicable Mortgage Loan (x)
represents 2% or more of the Principal Balance of all of the Mortgage Loans held by the Trust, has a Principal Balance of more than $20,000,000 or is one of the
10 largest Mortgage Loans based on Principal Balance or (y) has a Loan-to-Value
Ratio (which includes the indebtedness to be secured by such additional lien or other encumbrance and any other loans secured by the related Mortgaged Property or interests in the related Mortgagor) that is greater than or equal to 85% or a
Debt Service Coverage Ratio (which includes debt service on the indebtedness to be secured by such additional lien or other encumbrance and any other loans secured by the related Mortgaged Property or interests in the related Mortgagor)
that is less than 1.2x.

          Without limiting the generality of the preceding paragraph, in the event that the applicable Master Servicer receives a request for a waiver of any
"due-on-encumbrance" clause, such Master Servicer shall obtain relevant information for purposes of evaluating such request for a waiver. If the applicable Master Servicer recommends to waive such clause, such Master Servicer shall provide to the Special Servicer a copy of such recommendation and the materials upon which such recommendation is based (which information shall consist of the information to be included in the Additional Lien, Monetary
Encumbrance and Mezzanine Financing Submission Package to the Special Servicer,
in the form attached hereto as Exhibit V, in the case of the Wells Fargo Master
Servicer and Exhibit U-2, in the case of the PAR Master Servicer) and (A)
subject to the Operating Adviser's consent (and the penultimate paragraph of
Section 9.39), the Special Servicer shall have the right hereunder to grant or withhold consent to any such request in accordance with the terms of the
Mortgage Loan and this Agreement, and the Special Servicer shall not unreasonably withhold such consent and any such decision of the Special Servicer shall be in accordance with the Servicing Standard, (B) failure of the Special
Servicer to notify such Master Servicer in writing, within fifteen (15) Business
Days following such Master Servicer's delivery of the recommendation described above and the complete Additional Lien, Monetary Encumbrance and Mezzanine
Financing Submission Package to the Special Servicer

                                      -195-

on which the recommendation is based, of its determination to grant or withhold such consent shall be deemed to constitute a grant of such consent and (C) such
Master Servicer shall not permit any such waiver unless it has received the written consent of the Special Servicer or such consent has been deemed to have been granted as described in the preceding sentence. If the Special Servicer withholds consent pursuant to the foregoing provisions, it shall provide the applicable Master Servicer with a written statement and a verbal explanation as to its reasoning and analysis. Upon consent or deemed consent by the Special
Servicer to such proposed waiver, the applicable Master Servicer shall process such request of the related Mortgagor subject to the other requirements set forth above.

          The parties hereto acknowledge that, if the payments described in paragraph 39 of Exhibit 2 to the Mortgage Loan Purchase Agreements regarding the obligation of a Mortgagor to pay the reasonable costs and expenses of obtaining any Rating Agency Confirmation in connection with an assumption of the related
Mortgage Loan are insufficient to reimburse the Trust, then it shall be the sole obligation of the related Seller to pay an amount equal to such insufficiency to the extent the related Mortgagor is not required to pay them. Promptly upon receipt of notice of such insufficiency, the applicable Master Servicer or the
Special Servicer, as applicable, shall request the applicable Seller to make such payment by deposit to the applicable Certificate Account. The applicable
Master Servicer may not waive such payment by the Mortgagor and shall use its reasonable efforts to collect such amounts from the Mortgagor to the extent the related mortgage loan documents require the related Mortgagor to pay such amounts.

          SECTION 8.8 TRUSTEE TO COOPERATE; RELEASE OF TRUSTEE MORTGAGE FILES.
Upon the payment in full of any Mortgage Loan, the complete defeasance of a
Mortgage Loan, satisfaction or discharge in full of any Specially Serviced
Mortgage Loan, the purchase of an A Note by the holder of a B Note pursuant to the related Intercreditor Agreement, or the receipt by the applicable Master
Servicer of a notification that payment in full (or such payment, if any, in connection with the satisfaction and discharge in full of any Specially Serviced
Mortgage Loan) will be escrowed in a manner customary for such purposes, and upon notification by such Master Servicer in the form of a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the applicable Certificate Account have been or will be so deposited) of a Servicing Officer and a request for release of the Trustee
Mortgage File in the form of Exhibit C hereto the Trustee shall promptly release the related Trustee Mortgage File to such Master Servicer and the Trustee shall execute and deliver to such Master Servicer the deed of reconveyance or release, satisfaction or assignment of mortgage or such instrument releasing the lien of the Mortgage, as directed by such Master Servicer together with the Mortgage
Note with written evidence of cancellation thereon and, if the related Mortgage has been recorded in the name of MERS or its designee, such Master Servicer shall, at the expense of the related Seller (if not paid by the Mortgagor), which Seller shall pay such expense upon demand therefor by such Master
Servicer, take all necessary action to reflect the release of such Mortgage on the records of MERS. The provisions of the immediately preceding sentence shall not, in any manner, limit or impair the right of the applicable Master Servicer to execute and deliver, on behalf of the Trustee, the Certificateholders, the holder of any Serviced Companion Mortgage Loan, the holder of any B Note or any of them, any and all instruments of satisfaction, cancellation or assignment without recourse, representation or warranty, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage
Loans, any Serviced

                                      -196-

Companion Mortgage Loan or any B Note, and with respect to the Mortgaged
Properties held for the benefit of the Certificateholders, the holder of any
Serviced Companion Mortgage Loan and the holder of any B Note. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Distribution Account but shall be paid by the applicable Master Servicer except to the extent that such expenses are paid by the related Mortgagor in a manner consistent with the terms of the related Mortgage and applicable law. From time to time and as shall be appropriate for the servicing of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any Servicer Fidelity Bond or
Errors and Omissions Policy, or for the purposes of effecting a partial or total release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Trustee Mortgage File, the Trustee shall, upon request of the applicable Master Servicer and the delivery to the Trustee of a Request for Release signed by a Servicing Officer, in the form of Exhibit C hereto, release the Trustee Mortgage File to such Master Servicer or the Special
Servicer, as the case may be.

          SECTION 8.9 DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF MASTER
SERVICER TO BE HELD FOR THE TRUSTEE FOR THE BENEFIT OF THE CERTIFICATEHOLDERS.

          Notwithstanding any other provisions of this Agreement, a Master
Servicer shall transmit to the Trustee, to the extent required by this
Agreement, all documents and instruments coming into the possession of such
Master Servicer from time to time and shall account fully to the Trustee and the
Paying Agent for any funds received or otherwise collected thereby, including
Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All
Servicer Mortgage Files and funds collected or held by, or under the control of, the applicable Master Servicer in respect of any Mortgage Loans (or any B Note or Serviced Companion Mortgage Loan), whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds (and other insurance proceeds payable to the B Note), including any funds on deposit in the applicable Certificate Account (or any A/B Loan Custodial Account or any
Serviced Companion Mortgage Loan Custodial Account), shall be held by such
Master Servicer for and on behalf of the Trustee and the Certificateholders
(and/or the holder of any B Note or Serviced Companion Mortgage Loan, as applicable) and shall be and remain the sole and exclusive property of the
Trustee, subject to the applicable provisions of this Agreement. The applicable
Master Servicer agrees that it shall not create, incur or subject any Servicer
Mortgage Files or Trustee Mortgage File or any funds that are deposited in the applicable Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any
Servicer Mortgage Files or Trustee Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that such Master Servicer shall be entitled to receive from any such funds any amounts that are properly due and payable to such Master Servicer under this Agreement.

          SECTION 8.10 SERVICING COMPENSATION.

          (a) As compensation for its activities hereunder, each Master Servicer shall be entitled to the applicable Master Servicing Fee, which shall be payable by the Trust from amounts

                                      -197-

held in the applicable Certificate Account (and from the related A/B Loan
Custodial Account to the extent related solely to a B Note and from the related
Serviced Companion Mortgage Loan Custodial Account to the extent related solely to a Serviced Companion Mortgage Loan) or otherwise collected from the Mortgage
Loans as provided in Section 5.2. The applicable Master Servicer shall be required to pay to the holders of the rights to the Excess Servicing Fees, the
Excess Servicing Fees, which shall be payable by the Trust as provided in
Section 5.1(c), unless otherwise retained by the holders of such rights.
Notwithstanding anything herein to the contrary, if any of the holders of the right to receive Excess Servicing Fees resigns or is no longer a Master
Servicer, for any reason, it will continue to have the right to receive its portion of the Excess Servicing Fee, and any of the holders of the right to receive Excess Servicing Fees shall have the right to assign its portion of the
Excess Servicing Fee, whether or not it is then acting as a Master Servicer hereunder.

          (b) Additional servicing compensation in the form of assumption fees, extension fees, servicing fees, default interest (excluding default interest allocable to any B Note pursuant to the terms of the related Intercreditor
Agreement) payable at a rate above the Mortgage Rate (net of any amount used to pay Advance Interest), Modification Fees, forbearance fees, Late Fees (net of
Advance Interest) (excluding Late Fees allocable to any B Note if the holder of the B Note has cured the related default pursuant to the terms of the related
Intercreditor Agreement) or other usual and customary charges and fees actually received from Mortgagors shall be retained by the applicable Master Servicer, provided that such Master Servicer shall be entitled to (i) receive 50% of assumption fees collected on Mortgage Loans as provided in Sections 8.7(a) and
8.7(b), (ii) Modification Fees as provided in Section 8.18 hereof, and (iii)
100% of any extension fees collected from the related Mortgagor in connection with the extension of the Maturity Date of any Mortgage Loan approved by such
Master Servicer as provided in Section 8.18, unless the consent of the Special
Servicer to such extension is also required under Section 8.18, in which case such Master Servicer shall be entitled to only 50% of such extension fee and the
Special Servicer shall be entitled to the other 50%; provided, however, that such Master Servicer shall not be entitled to any such fees in connection with any Specially Serviced Mortgage Loans or any Non-Serviced Mortgage Loan.
Notwithstanding the foregoing, (i) the applicable Master Servicer shall be entitled to only 50% of any Modification Fees collected with respect to a consent, waiver, modification or amendment executed or granted by such Master
Servicer if the approval or consent of the Special Servicer was required in connection therewith and the Special Servicer shall be entitled to the other 50%
and (ii) such Master Servicer shall not be entitled to any Modification Fee or extension fee in connection with an extension of the maturity date of a Mortgage
Loan (that is not a Specially Serviced Mortgage Loan) approved by the Special
Servicer in accordance with the fifth sentence of Section 8.18(a)(ii). If a
Master Servicer collects any amount payable to the Special Servicer hereunder in connection with an REO Mortgage Loan or Specially Serviced Mortgage Loan, such
Master Servicer shall promptly remit such amount to the Special Servicer as provided in Section 5.2. Each Master Servicer shall be required to pay all applicable expenses incurred by it in connection with its servicing activities hereunder.

          (c) Notwithstanding any other provision herein, with respect to any
Distribution Date, the Master Servicing Fee for the monthly period relating to such Distribution Date (together with any investment income earned prior to such
Distribution Date on Principal Prepayments as to which Prepayment Interest
Shortfalls were incurred with respect to such Distribution Date) shall be reduced by an amount equal to the Compensating Interest (if any)

                                      -198-

relating to Mortgage Loans which are not Specially Serviced Mortgage Loans for such Determination Date.

          (d) The applicable Master Servicer shall also be entitled to additional servicing compensation of (i) an amount equal to the excess, if any, of the aggregate Prepayment Interest Excess relating to Mortgage Loans which are not Specially Serviced Mortgage Loans for each Distribution Date over the aggregate Prepayment Interest Shortfalls for such Mortgage Loans for such
Distribution Date, (ii) interest or other income earned on deposits in the applicable Certificate Account and the Distribution Account (but only to the extent of the net investment earnings, if any, with respect to each such account), and, (iii) to the extent not required to be paid to any Mortgagor under applicable law, any interest or other income earned on deposits in the
Escrow Accounts.

          SECTION 8.11 MASTER SERVICER REPORTS; ACCOUNT STATEMENTS.

          (a) For each Distribution Date, (i) each Master Servicer shall deliver to the Paying Agent (or with respect to a Serviced Companion Mortgage Loan, to the holder thereof or its servicer), no later than 1:00 p.m., New York City time, on the related Report Date, the Master Servicer Remittance Report (which shall include the Loan Periodic Update File and be accompanied by an Advance
Recovery Report) with respect to such Distribution Date including any information regarding prepayments made pursuant to Section 5.2(b), relating to the Mortgage Loans as to which it is the applicable Master Servicer (and information delivered to such Master Servicer by the applicable Other Master
Servicer (if any) with respect to the Mortgage Loans as to which such Master
Servicer is the applicable Master Servicer (as described in the immediately succeeding clause (ii)), without segregation according to the identities of the
Master Servicers and (ii) each Master Servicer shall report to the Paying Agent and the Trustee on the related Advance Report Date, the amount of the P&I
Advance, if any, to be made by such Master Servicer on the related Master
Servicer Remittance Date. The Special Servicer is required to provide all applicable information relating to Specially Serviced Mortgage Loans in order for each Master Servicer to satisfy its duties in this Section 8.11.

          (b) Each Master Servicer, upon request, shall deliver to the Trustee, the Paying Agent and the Special Servicer within 45 days after a Distribution
Date a statement setting forth the status of its Certificate Account as of the close of business as of the last day of the month for such Distribution Date showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from such Certificate Account, and shall deliver to each holder of a B Note and Serviced Companion Mortgage Loan within 30 days following each
Distribution Date a statement setting forth the status of the related A/B Loan
Custodial Account and Serviced Companion Mortgage Loan Custodial Account, as of
the close of business on such Distribution Date showing, for the period covered by such statement, the aggregate of transfers in and transfers from or deposits in or withdrawals from such A/B Loan Custodial Account or Serviced Companion
Mortgage Loan Custodial Account, as applicable.

          (c) Each Master Servicer shall promptly inform the Special Servicer of the name, account number, location and other necessary information concerning its Certificate Account in order to permit the Special Servicer to make deposits therein.

                                      -199-

          (d) Reserved

          (e) The Servicer Report Administrator or the applicable Master
Servicer, as the case may be, shall deliver a copy of any reports or information delivered to the Trustee or the Paying Agent pursuant to subsection (a) or subsection (b) of this Section 8.11 to the Depositor, the Special Servicer, the
Operating Adviser and each Rating Agency, in each case upon request by such
Person and only to the extent such reports and information are not otherwise required to be delivered to such Person under any provision of this Agreement.

          (f) Notwithstanding any provision of this Agreement to the contrary, the Servicer Report Administrator or the applicable Master Servicer, as the case may be, shall not have any obligation (other than to the Special Servicer and, to the extent provided in the last sentence of Section 8.14, the Operating
Adviser) to deliver any statement, notice or report that is then made available on the a Master Servicer's or the Paying Agent's internet website, provided that it has notified all parties entitled to delivery of such reports, by electronic mail or other notice provided in this Agreement, to the effect that such statements, notices or reports shall thereafter be made available on such website from time to time.

          (g) The Servicer Report Administrator shall deliver or cause to be delivered to the Paying Agent, and the holder of any Serviced Companion Mortgage
Loan (in respect of such Serviced Companion Mortgage Loan) the following CMSA
Reports, combining information for the Mortgage Loans (and, if applicable, the related REO Properties and, to the extent received from the applicable
Non-Serviced Mortgage Loan Master Servicer, any Non-Serviced Mortgage Loan) for
which it is the Master Servicer and the information delivered to the Servicer
Report Administrator by the Other Master Servicer with respect to the Mortgage
Loans (and, if applicable, the related REO Properties and, to the extent received from the applicable Non-Serviced Mortgage Loan Master Servicer, any
Non-Serviced Mortgage Loan) for which such Other Master Servicer is the Master
Servicer, without segregation according to the identities of the Master
Servicers, providing the required information as of the related Determination
Date upon the following schedule: (i) a Comparative Financial Status Report and the CMSA Financial File, commencing in October 2005 (no later than 1 Business
Day prior to the related Distribution Date); (ii) a CMSA Operating Statement
Analysis Report and an NOI Adjustment Worksheet in accordance with Section 8.14 of this Agreement, commencing in October 2005; (iii) a CMSA Watch List in accordance with and subject to the terms of Section 8.11(h), commencing in
October 2005 (no later than 1 Business Day prior to the related Distribution
Date); (iv) a Loan Set-Up File (with respect to the initial Distribution Date only) not later than the Report Date in September 2005; (v) [reserved]; (vi) a
Property File, commencing in October 2005 (no later than 1 Business Day prior to the related Distribution Date); (vii) a Delinquent Loan Status Report,
commencing in October 2005 (no later than 1 Business Day prior to the related
Distribution Date); (viii) an Historical Loan Modification Report, commencing in
October 2005 (no later than 1 Business Day prior to the related Distribution
Date), (ix) an Historical Liquidation Report, commencing in October 2005 (no later than 1 Business Day prior to the related Distribution Date); and (x) an
REO Status Report (no later than 1 Business Day prior to the related
Distribution Date), commencing in October 2005. Not later than 1:00 p.m., New
York City time, on the Business Day immediately preceding the date on which the
Servicer Report Administrator is required to deliver to the Paying Agent, and the holder of any Serviced Companion Mortgage Loan (in respect of such Serviced
Companion Mortgage Loan), the relevant CMSA Report as

                                      -200-

identified in the schedule in the immediately preceding sentence, the Master
Servicer that is not the Servicer Report Administrator shall prepare and deliver or cause to be delivered to the Servicer Report Administrator a Comparative
Financial Status Report and the CMSA Financial File, a CMSA Operating Statement
Analysis Report and an NOI Adjustment Worksheet, a CMSA Watch List, a Loan
Set-Up File, a Loan Periodic Update File, a Property File, a Delinquent Loan
Status Report, a Historical Loan Modification Report, a Historical Liquidation
Report, and an REO Status Report, combining information for the Mortgage Loans
(and, if applicable, the related REO Properties and, to the extent received from the applicable Non-Serviced Mortgage Loan Master Servicer, any Non-Serviced
Mortgage Loan) for which such Master Servicer is the Master Servicer. The information that pertains to Specially Serviced Mortgage Loans and REO
Properties reflected in such reports shall be based solely upon the reports delivered by the Special Servicer to the applicable Master Servicer in writing and on a computer readable medium reasonably acceptable to such Master Servicer and the Special Servicer one (1) Business Day after the Determination Date prior to the related Master Servicer Remittance Date in the form required under
Section 9.32. Each Master Servicer's responsibilities under this Section 8.11(g)
with respect to REO Mortgage Loans and Specially Serviced Mortgage Loans shall be subject to the satisfaction of the Special Servicer's obligations under
Section 9.32. The reporting obligations of the applicable Master Servicer in connection with any A/B Mortgage Loan shall be construed to refer only to such information regarding the A/B Mortgage Loan (and its related Mortgaged Property)
and by reference to the related A Note only, but whenever such Master Servicer remits funds to the holder of the related B Note, it shall thereupon deliver to such holder a remittance report identifying the amounts in such remittance.
Notwithstanding anything herein to the contrary, any report delivered to the
Operating Adviser shall be delivered to the holder of a B Note if it relates to the related A/B Mortgage Loan; provided, however, for the sake of clarity, the holder of a B Note shall not be entitled to the Special Servicer's (or other
Person's, as applicable) calculation of the Option Purchase Price for a
Defaulted Mortgage Loan.

          (h) For each Distribution Date, the Servicer Report Administrator shall deliver to the Paying Agent (and solely with respect to any A/B Mortgage
Loan, the holder of the related B Note and solely with respect to any Loan Pair, the holder of the related Serviced Companion Mortgage Loan), not later than 1
Business Day prior to the related Distribution Date, a CMSA Watch List, combining information for the Mortgage Loans for which it is the Master Servicer and the information delivered to the Servicer Report Administrator by the Other
Master Servicer with respect to the Mortgage Loans for which such Other Master
Servicer is the Master Servicer, without segregation according to the identities of the Master Servicers. The Servicer Report Administrator shall list any
Mortgage Loan on the CMSA Watch List as to which any of the events specified in the CMSA Watch List published by the CMSA for industry use has occurred. Not later than 1:00 p.m., New York City time, on the Business Day immediately preceding the related date on which the Servicer Report Administrator must provide its report as set forth above, the Master Servicer that is not the
Servicer Report Administrator shall prepare and deliver or cause to be delivered to the Servicer Report Administrator a CMSA Watch List which shall list any
Mortgage Loan on the CMSA Watch List as to which any of the events specified in the CMSA Watch List published by the CMSA for industry use has occurred.

          (i) If the applicable Master Servicer delivers a notice of drawing to effect a drawing on any letter of credit or debt service reserve account under which the Trust has rights as the holder of any Mortgage Loan for purposes other than payment or reimbursement of amounts

                                      -201-

contemplated in and by a reserve or escrow agreement (other than after a default under an applicable Mortgage Loan or B Note), such Master Servicer shall, within five (5) Business Days following its receipt of the proceeds of such drawing, deliver notice thereof to the Special Servicer, the Operating Adviser, the holder of the related B Note, if applicable, and the Paying Agent, which notice shall set forth (i) the unpaid Principal Balance of such Mortgage Loan or B Note immediately before and immediately after the drawing, and (ii) a brief description of the circumstances that in such Master Servicer's good faith and reasonable judgment entitled such Master Servicer to make such drawing.

          (j) Each Master Servicer, the Special Servicer, the Trustee and the
Paying Agent, as applicable, shall prepare and deliver (or make available on their respective websites) to the Operating Adviser the reports and information described in Exhibit BB (to the extent not otherwise delivered pursuant to this
Agreement) in the form and format and within the time frame set forth therein.

          SECTION 8.12 ANNUAL STATEMENT AS TO COMPLIANCE. Each Master Servicer
shall deliver to the Depositor, the Paying Agent, the Luxembourg Paying Agent
and the Trustee on or before March 15 of each year (or March 14 if a leap year), commencing in March 2006, an Officer's Certificate stating, as to the signer thereof, that (A) a review of the activities of such Master Servicer during the preceding calendar year or portion thereof and of the performance of such Master
Servicer under this Agreement has been made under such officer's supervision and
(B) to the best of such officer's knowledge, based on such review, such Master
Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The applicable Master Servicer shall forward a copy of each such statement to the Rating Agencies and the Operating
Adviser. Promptly after receipt of such Officer's Certificate, the Depositor shall review the Officer's Certificate and, if applicable, consult with the applicable Master Servicer as to the nature of any defaults by such Master
Servicer in the fulfillment of any of such Master Servicer's obligations hereunder.

          SECTION 8.13 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.
On or before noon (Eastern Time) on March 15 of each year (or March 14 if a leap year), commencing in March 2006, each Master Servicer at its expense shall cause a firm of nationally recognized independent public accountants (which may also render other services to the applicable Master Servicer) and that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, the Paying Agent, the Luxembourg Paying Agent and the Depositor,
with a copy to the Rating Agencies, to the effect that (i) it has obtained a letter of representation regarding certain matters from the management of the applicable Master Servicer, which includes an assertion that such Master
Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified
Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other

                                      -202-

qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by the Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to the Sub-Servicers. Promptly after receipt of such report, the Depositor shall review the report and, if applicable, consult with the applicable Master Servicer as to the nature of any defaults by such Master Servicer in the fulfillment of any of such Master
Servicer's obligations hereunder.

          SECTION 8.14 CMSA OPERATING STATEMENT ANALYSIS REPORTS REGARDING THE
MORTGAGED PROPERTIES. Within 105 calendar days after the end of each of the first three calendar quarters (in each year) for the trailing or quarterly information received, commencing in the quarter ending on September 30, 2005, the applicable Master Servicer (in the case of Mortgage Loans that are not
Specially Serviced Mortgage Loans) or the Special Servicer (in the case of
Specially Serviced Mortgage Loans) shall deliver to the Paying Agent and the
Operating Adviser, and solely if it relates to any A/B Mortgage Loan, to the holder of the related B Note (but only so long as the holder of such B Note is the directing or controlling holder as defined in the related Intercreditor
Agreement), a CMSA Operating Statement Analysis Report and a CMSA Financial File
for each Mortgaged Property (in electronic format), prepared using the non-normalized quarterly and normalized year-end operating statements and rent rolls received from the related Mortgagor. Not later than the Report Date occurring in June of each year, beginning in 2006 for year-end 2005, the applicable Master Servicer (in the case of Mortgage Loans that are not Specially
Serviced Mortgage Loans) or the Special Servicer (in the case of Specially
Serviced Mortgage Loans) shall deliver to the Paying Agent and the Operating
Adviser a CMSA Operating Statement Analysis Report, a CMSA Financial File and an
NOI Adjustment Worksheet for each Mortgage Loan (in electronic format), based on the most recently available year-end financial statements and most recently available rent rolls of each applicable Mortgagor (to the extent provided to such Master Servicer by or on behalf of each Mortgagor, or, in the case of
Specially Serviced Mortgaged Loans, as provided to the Special Servicer (by or on behalf of each applicable Mortgagor), which Special Servicer shall forward such information to such Master Servicer on or before May 31 of each such year), containing such information and analyses for each Mortgage Loan provided for in the respective forms of CMSA Operating Statement Analysis Report, CMSA Financial
File and an NOI Adjustment Worksheet as would customarily be included in accordance with the Servicing Standard including, without limitation, Debt
Service Coverage Ratios and income, subject, in the case of any Non-Serviced
Mortgage Loan, to the receipt of such report from the applicable Non-Serviced
Mortgage Loan Master Servicer or the applicable Non-Serviced Mortgage Loan
Special Servicer. The applicable Master Servicer shall make reasonable efforts, consistent with the Servicing Standard, to obtain such reports from the applicable Non-Serviced Mortgage Loan Master Servicer or the applicable
Non-Serviced Mortgage Loan Special Servicer. In addition, the applicable Master
Servicer shall deliver to the Operating Adviser, and solely if it relates to any
A/B Mortgage Loan, to the holder of the related B Note (but only so long as the holder of such B Note is the directing or controlling holder as defined in the related Intercreditor Agreement), and upon request such Master Servicer shall make available to the Rating Agencies, the Special Servicer, the Paying Agent,
the Trustee and the holder of any Serviced Companion Mortgage Loan, within 30 days following receipt thereof by such Master Servicer, copies of any annual, monthly or quarterly financial statements and rent rolls collected with respect to the Mortgaged Properties. As and to the extent

                                      -203-

reasonably requested by the Special Servicer, the applicable Master Servicer shall make inquiry of any Mortgagor with respect to such information or as regards the performance of the related Mortgaged Property in general. The Paying
Agent shall provide or make available electronically at no cost to the
Certificateholders or Certificate Owners, the Rating Agencies, the Operating
Adviser, the Depositor, the Placement Agents, the Underwriters, and solely as it relates to any A/B Mortgage Loan, to the holder of the related B Note (but only so long as the holder of such B Note is the directing or controlling holder as defined in the related Intercreditor Agreement) and solely as it relates to any
Loan Pair, to the holder of the related Serviced Companion Mortgage Loan, the
CMSA Operating Statement Analysis Reports, CMSA Financial Files and NOI
Adjustment Worksheets described above pursuant to Section 5.4(a). The applicable
Master Servicer shall electronically deliver the CMSA Operating Statement
Analysis Report, the operating statements, rent rolls, property inspections and
NOI Adjustment Worksheet for each Mortgage Loan to the Operating Adviser.

          SECTION 8.15 OTHER AVAILABLE INFORMATION AND CERTAIN RIGHTS OF THE
MASTER SERVICERS.

          (a) Subject to paragraphs (b), (c) and (d) below, the Paying Agent shall make available at its Corporate Trust Office, during normal business hours, upon reasonable advance written notice for review by any
Certificateholder, any Certificate Owner, any Seller, any Placement Agent, any
Underwriter, each Rating Agency, the Paying Agent or the Depositor (and the
holder of a B Note, if it relates to a B Note and the holder of a Serviced
Companion Mortgage Loan, if it relates to a Serviced Companion Mortgage Loan), originals or copies of, among other things, the following items: (i) this
Agreement and any amendments thereto, (ii) all final and released CMSA Operating
Statement Analysis Reports and the Master Servicer Remittance Reports, (iii) all
Officer's Certificates (including Officer's Certificates evidencing any determination of Nonrecoverable Advances) delivered to the Trustee and the
Paying Agent since the Closing Date, (iv) all accountants' reports delivered to the Trustee and the Paying Agent since the Closing Date, (v) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicers and/or the Special Servicer and (vi) any and all
Officers' Certificates (and attachments thereto) delivered to the Trustee and the Paying Agent to support the applicable Master Servicer's determination that any Advance was not or, if made, would not be, recoverable. The Trustee and the
Paying Agent will be permitted to require payment of a sum to be paid by the requesting party (other than the Rating Agencies, the Trustee, the Paying Agent, any Placement Agent or any Underwriter) sufficient to cover the reasonable costs and expenses of making such information available.

          (b) Subject to the restrictions described below, the applicable Master
Servicer shall afford the Rating Agencies, the Depositor, the Trustee, the
Paying Agent, the Special Servicer, the Sellers, the Placement Agents, the
Underwriters, the Operating Adviser, any Certificateholder, any holder of a
Serviced Companion Mortgage Loan, any holder of a B Note or any Certificate
Owner, upon reasonable notice and during normal business hours, reasonable access to all information referred to in Section 8.15(a) and any additional relevant, non-attorney-client-privileged records and documentation regarding the applicable Mortgage Loans, REO Property and all accounts, insurance policies and other relevant matters relating to this Agreement (which access may occur by means of the availability of information on such Master Servicer's or the Paying
Agent's internet website), and access to Servicing Officers of such Master
Servicer

                                      -204-

responsible for its obligations hereunder. Copies of information or access will be provided to Certificateholders and each Certificate Owner providing satisfactory evidence of ownership of Certificates or beneficial ownership of a
Certificate, as the case may be, which may include a certification. Copies (or computer diskettes or other digital or electronic copies of such information if reasonably available in lieu of paper copies) of any and all of the foregoing items shall be made available by the applicable Master Servicer upon request;
provided, however, that such Master Servicer shall be permitted to require payment by the requesting party (other than the Depositor, the Trustee, the
Paying Agent, the Special Servicer, the Operating Adviser, any Placement Agent,
any Underwriter, or any Rating Agency) of a sum sufficient to cover the reasonable expenses actually incurred by such Master Servicer of providing access or copies (including electronic or digital copies) of any such information requested in accordance with the preceding sentence.

          (c) Nothing herein shall be deemed to require a Master Servicer or the
Servicer Report Administrator, as the case may be, to confirm, represent or warrant the accuracy of (or to be liable or responsible for) any other Person's information or report. Notwithstanding the above, neither a Master Servicer nor the Servicer Report Administrator, as the case may be, shall have any liability to the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Special
Servicer, any Non-Serviced Mortgage Loan Master Servicer, any Non-Serviced
Mortgage Loan Special Servicer, any Certificateholder, any Certificate Owner,
any holder of a Serviced Companion Mortgage Loan, any holder of a B Note, any
Placement Agent, any Underwriter, any Rating Agency or any other Person to whom it delivers information pursuant to this Section 8.15 or any other provision of this Agreement for federal, state or other applicable securities law violations relating to the disclosure of such information. In the event any Person brings any claims relating to or arising from the foregoing against a Master Servicer or the Servicer Report Administrator, as the case may be, (or any employee, attorney, officer, director or agent thereof), the Trust (from amounts held in any account (including (x) with respect to any such claims relating to a
Serviced Companion Mortgage Loan, from amounts held in the related Serviced
Companion Mortgage Loan Custodial Account and (y) with respect to any such claims relating to a B Note, from amounts held in the related A/B Loan Custodial
Account) or otherwise) shall hold harmless and indemnify such Master Servicer or the Servicer Report Administrator, as the case may be, from any loss or expense
(including attorney fees) relating to or arising from such claims.

          (d) The applicable Master Servicer or the Servicer Report
Administrator, as the case may be, shall produce the reports required of it under this Agreement; provided, however, that such Master Servicer or the
Servicer Report Administrator, as the case may be, shall not be required to produce any ad hoc non-standard written reports with respect to such Mortgage
Loans. In the event the applicable Master Servicer or the Servicer Report
Administrator, as the case may be, elects to provide such non-standard reports, it may require the Person requesting such report (other than a Rating Agency) to pay a reasonable fee to cover the costs of the preparation thereof.
Notwithstanding anything to the contrary herein, as a condition to applicable
Master Servicer or the Servicer Report Administrator, as the case may be, making any report or information available upon request to any Person other than the parties hereto, such Master Servicer or the Servicer Report Administrator, as
the case may be, may require that the recipient of such information acknowledge that such Master Servicer or the Servicer Report Administrator, as the case may be, may contemporaneously provide such information to the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Special Servicer, the Sellers,
any Placement Agent, any Underwriter, any

                                      -205-

Rating Agency and/or the Certificateholders, the holder of a Serviced Companion
Mortgage Loan, the holder of a B Note or Certificate Owners. Any transmittal of information by the applicable Master Servicer or the Servicer Report
Administrator, as the case may be, to any Person other than the Trustee, the
Paying Agent, a Master Servicer, the Special Servicer, the Rating Agencies, the
Operating Adviser, the Servicer Report Administrator or the Depositor may be
accompanied by a letter from the applicable Master Servicer or the Servicer
Report Administrator, as the case may be, containing the following provision:

          "By receiving the information set forth herein, you hereby acknowledge and agree that the United States securities laws restrict any person who possesses material, non-public information regarding the Trust which issued
     Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
     Certificates, Series 2005-HQ6 from purchasing or selling such Certificates in circumstances where the other party to the transaction is not also in possession of such information. You also acknowledge and agree that such information is being provided to you for the purpose of, and such information may be used only in connection with, evaluation by you or another Certificateholder, Certificate Owner or prospective purchaser of such Certificates or beneficial interest therein."

          (e) A Master Servicer or the Servicer Report Administrator, as the
case may be, may, at its discretion, make available by electronic media and bulletin board service certain information and may make available by electronic media or bulletin board service (in addition to making such information available as provided herein) any reports or information required by this
Agreement that such Master Servicer or the Servicer Report Administrator, as the
case may be, is required to provide to any of the Rating Agencies, the Depositor and anyone the Depositor reasonably designates.

          (f) A Master Servicer or the Servicer Report Administrator, as the
case may be, shall cooperate in providing the Rating Agencies with such other pertinent information relating to the Mortgage Loans as is or should be in their respective possession as the Rating Agencies may reasonably request.

          SECTION 8.16 RULE 144A INFORMATION. For as long as any of the
Certificates are "restricted securities" within the meaning of Rule 144A under the 1933 Act, each Master Servicer agrees to provide to the Paying Agent or the
Luxembourg Paying Agent, as applicable, for delivery to any Holder thereof, any
Certificate Owner therein and to any prospective purchaser of the Certificates or beneficial interest therein reasonably designated by the Paying Agent or the
Luxembourg Paying Agent, as applicable, upon the request of such
Certificateholder, such Certificate Owner, the Paying Agent or the Luxembourg
Paying Agent, as applicable, subject to this Section 8.16 and the provisions of
Sections 5.4 and 8.15, any information prepared by such Master Servicer that is required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the 1933 Act, including, without limitation, copies of the reports and information described in Sections 8.15(a)
and (b).

          Any recipient of information provided pursuant to this Section 8.16 shall agree that such information shall not be disclosed or used for any purpose other than the evaluation of

                                      -206-

the Certificates by such Person and the applicable Master Servicer shall be permitted to use the letter referred to in Section 8.15(d). Unless the applicable Master Servicer chooses to deliver the information directly, the
Depositor, the Placement Agents, the Underwriters, the Paying Agent or the
Luxembourg Paying Agent shall be responsible for the physical delivery of the information requested pursuant to this Section 8.16. As a condition to the applicable Master Servicer making any report or information available upon request to any Person other than the parties hereto, such Master Servicer may require that the recipient of such information acknowledge that such Master
Servicer may contemporaneously provide such information to the Depositor, the
Trustee, the Paying Agent, the Luxembourg Paying Agent, the Placement Agents,
the Underwriters, any Rating Agency and/or the Certificateholders and
Certificate Owners. A Master Servicer will be permitted to require payment of a sum to be paid by the requesting party (other than the Rating Agencies, the
Trustee, the Paying Agent, the Placement Agents or the Underwriters) sufficient to cover the reasonable costs and expenses of making such information available.

          SECTION 8.17 INSPECTIONS. The applicable Master Servicer shall, at its own expense, inspect or cause to be inspected each Mortgaged Property other than
Mortgaged Properties related to Specially Serviced Mortgage Loans and
Non-Serviced Mortgage Loans, every calendar year beginning in 2006 or every second calendar year beginning in 2006, if the Principal Balance of the related
Mortgage Loan or Loan Pair is less than $2,000,000; provided that the applicable
Master Servicer shall, at the expense of the Trust, inspect or cause to be inspected each Mortgaged Property related to a Mortgage Loan that has a Debt
Service Coverage Ratio that falls below 1.0x and provided further, that with respect to any Mortgage Loan or Loan Pair that has a Principal Balance of less than $2,000,000 and has been placed on the CMSA Watch List, the applicable
Master Servicer shall, at the expense of the Trust and at request of the
Controlling Class, inspect or cause to be inspected the related Mortgaged
Property every calendar year beginning in 2006 so long as such Mortgage Loan or
Loan Pair continues to be on the CMSA Watch List; provided, if such Mortgage
Loan or Loan Pair is no longer on the CMSA Watch List at the time the inspection was scheduled, no such inspection shall be required. The applicable Master
Servicer shall prepare an Inspection Report relating to each inspection. The applicable Master Servicer shall promptly forward the applicable Inspection
Report to the Trustee, the Operating Adviser, the Special Servicer, solely as it relates to any Loan Pair, also to the holder of the related Serviced Companion
Mortgage Loan, and solely as it relates to any A/B Mortgage Loan, to the holder of the related B Note, and upon request, to any Certificateholder, any
Certificate Owner, the Underwriters, the Rating Agencies and any Seller. The
Special Servicer shall have the right to inspect or cause to be inspected (at its own expense) every calendar year any Mortgaged Property related to a
Mortgage Loan that is not a Specially Serviced Mortgage Loan, provided that the
Special Servicer notifies the applicable Master Servicer prior to such inspection.

          SECTION 8.18 MODIFICATIONS, WAIVERS, AMENDMENTS, EXTENSIONS AND
CONSENTS.

          Subject to the limitations of Section 12.3 hereof, each Master
Servicer shall have the following powers:

          (a) (i) The applicable Master Servicer in accordance with the
Servicing Standard may agree to any modification, waiver, amendment or consent of or relating to any term

                                      -207-

other than a Money Term or other material term of a Mortgage Loan, a Serviced
Companion Mortgage Loan or a B Note that is not a Specially Serviced Mortgage
Loan (such terms to include, without limitation, Master Servicer Consent Matters set forth in Section 8.3(a) hereof), provided that such amendment would not result in an Adverse REMIC Event; and provided, further that if any consent relates to a release of a letter of credit relating to any Mortgage Loan (other than letters of credit or portions thereof released upon satisfaction of conditions specified in the related agreements), then (i) the applicable Master
Servicer shall notify the Special Servicer of any Mortgagor's request to release such letter of credit which such Master Servicer recommends to release, and (ii)
if the terms of the related Mortgage Loan do not require such Master Servicer to approve such release, then the Special Servicer, subject to the consent or deemed consent of the Operating Adviser (unless such consent or deemed consent is not required pursuant to the penultimate paragraph of Section 9.39), shall within fifteen Business Days provide notice to such Master Servicer as to whether such Master Servicer should approve the release (and the failure of the
Special Servicer to give such Master Servicer such notice shall automatically be deemed to be an approval by the Special Servicer that the applicable Master
Servicer should grant such release). Notwithstanding the preceding sentence, with respect to an A/B Mortgage Loan, if an A/B Mortgage Loan as to which the related holder of the related B Note is the directing or controlling holder under the related Intercreditor Agreement, then the Special Servicer's right to consent to such matters shall be exercisable by such holder of the related B
Note if such holder is the directing or controlling holder under the related
Intercreditor Agreement (unless such consent or deemed consent of such B
Noteholder is not required pursuant to the operation of provisions of the related Intercreditor Agreement that (but for their applicability to consents of the B Noteholder) are similar to the provisions of the penultimate paragraph of
Section 9.39). Notwithstanding the second preceding sentence, if the applicable
Master Servicer recommends to approve such modification, waiver, amendment or consent which is not a Master Servicer Consent Matter (including, without limitation, any waiver of any requirement that the Mortgagor post additional reserves or a letter of credit upon the failure of the Mortgagor to satisfy conditions specified in the Mortgage Loan documents), such Master Servicer shall provide to the Special Servicer a copy of such Master Servicer's recommendation and the relevant information obtained or prepared by such Master Servicer in connection therewith; provided, that (A) subject to the Operating Adviser's (or the holder of a B Note, as applicable) consent (and the penultimate paragraph of
Section 9.39 and any authority of the Special Servicer to act without such consent) or deemed consent, the Special Servicer shall have the right hereunder to grant or withhold consent to any such proposed modification, waiver, amendment or consent, and such consent of the Special Servicer shall be consistent with the Servicing Standard, (B) failure of the Special Servicer to notify the applicable Master Servicer, within fifteen Business Days (or in the case of the A/B Mortgage Loan, within thirty-five (35) Business Days) following such Master Servicer's delivery of the recommendation described above, of its determination to grant or withhold such consent shall be deemed to constitute a grant of such consent and (C) the applicable Master Servicer shall not enter into any such proposed modification, waiver, amendment or consent unless it has received the written consent of the Special Servicer or such consent has been deemed to have been granted as described above. Notwithstanding anything in this
Agreement to the contrary, the applicable Master Servicer shall not be required to obtain or request the consent of the Special Servicer in connection with any modification, waiver or amendment, or granting its consent to transactions, under one or more of the Mortgage Loans that in each case such Master Servicer has determined (in accordance with the Servicing Standard) is immaterial. In any event,

                                      -208-

the applicable Master Servicer shall promptly notify the Special Servicer of any material modification, waiver, amendment or consent executed by such Master
Servicer pursuant to this Section 8.18(a)(i) and provide to the Special Servicer a copy thereof. Notwithstanding the foregoing provisions of this Section 8.18, if the Mortgage Loan documents require a Mortgagor to pay a fee for an assumption, modification, waiver, amendment or consent that would be due or partially due to the Special Servicer, then the applicable Master Servicer shall not waive the portion of such fee due to the Special Servicer without the
Special Servicer's approval.

               (ii) The applicable Master Servicer may, without the consent of any other Person, extend the maturity date of any Balloon Mortgage Loan that is not a Specially Serviced Mortgage Loan to a date that is not more than 60 days following the original Maturity Date if in such Master Servicer's sole judgment exercised in good faith (and evidenced by an Officer's Certificate), a default in the payment of the Balloon Payment is reasonably foreseeable and such extension is reasonably likely to produce a greater recovery to the Holders and the holders of the related B Note and Serviced Companion Mortgage Loan (as a collective whole) on a net present value basis than liquidation of such Mortgage
Loan and the Mortgagor has obtained an executed written commitment (subject only to satisfaction of conditions set forth therein) for refinancing of the Mortgage
Loan or purchase (for an amount sufficient to satisfy such Mortgage Loan) of the related Mortgaged Property within such 60-day period and continues to make the
Assumed Scheduled Payments with respect to such Balloon Mortgage Loan. The applicable Master Servicer shall be entitled to (as additional servicing compensation) 100% of any extension fees collected from a Mortgagor in connection with any extension pursuant to the immediately preceding sentence. In addition, the applicable Master Servicer may, with the consent of the Special
Servicer after consultation with the Operating Adviser, or the holder of a B
Note, as applicable (such consent to be obtained by the applicable Master
Servicer no later than 30 days following the Maturity Date of the applicable
Balloon Mortgage Loan and, in connection with any request by such Master
Servicer for such consent, such Master Servicer shall provide the Special
Servicer with a recommendation and the materials on which such recommendation is based), otherwise extend the maturity date of any Balloon Mortgage Loan that is not a Specially Serviced Mortgage Loan for up to one year (but for no more than two (2) such extensions of up to one year each) provided that such extension does not extend beyond the date that is two years prior to the Rated Final
Distribution Date, if the related Borrower has failed to make the Balloon
Payment on such Mortgage Loan or if in the applicable Master Servicer's sole judgment exercised in good faith (and evidenced by an Officer's Certificate), a default in the payment of the Balloon Payment is reasonably foreseeable. The applicable Master Servicer shall process all such extensions referred to in the immediately preceding sentence and shall be entitled to (as additional servicing compensation) 50% of any extension fees collected from a Mortgagor with respect to any such extension, and the Special Servicer shall be entitled to the other
50% of such extension fees. Following any such two extensions of the maturity date of a Mortgage Loan which the applicable Master Servicer is permitted to approve pursuant to the third sentence of this Section 8.18(a)(ii), the Special
Servicer and not such Master Servicer shall be responsible for determining whether to further extend and, if so, processing the extension of, the maturity date of such Mortgage Loan; provided, that it shall not be a Servicing Transfer
Event with respect to any such extension of the maturity date of such Mortgage
Loan by such Master Servicer or the Special Servicer in accordance with this
Section 8.18(a)(ii) (if such extension is effected no later than 30 days following the date on which the Balloon Payment was first due, taking into account any previous extensions thereof, and at such time no other

                                      -209-

circumstance referred to in the definition of "Servicing Transfer Event" exists that would cause such Mortgage Loan to be characterized as a Specially Serviced
Mortgage Loan) until such time as the Special Servicer has approved three such extensions (of up to one year each) and the Borrower has defaulted at the end of such third extension. In connection with an extension of the maturity date of a
Mortgage Loan (that is not a Specially Serviced Mortgage Loan) approved by the
Special Servicer in accordance with the preceding sentence, the Special Servicer shall process all requests and related documentation and shall be entitled to retain 100% of any modification fee or extension fee that is actually paid by the related Mortgagor. The Special Servicer shall promptly notify the applicable
Master Servicer of any extension granted by the Special Servicer in accordance with this paragraph.

          (b) The applicable Master Servicer may require, in its discretion
(unless prohibited or otherwise provided in the Mortgage Loan documents), as a condition to granting any request by a Mortgagor for any consent, modification, waiver, amendment or collateral release, that such Mortgagor pay to such Master
Servicer a reasonable and customary modification fee to the extent permitted by law; provided that the collection of such fee shall not be permitted if collection of such fee would cause a "significant modification" (within the meaning of Treasury Regulation Section 1.860G-2(b) of the Mortgage Loan). Except
as provided in the last sentence of this Section 8.18(b) and Section
8.18(a)(ii), the applicable Master Servicer shall be entitled to (as additional servicing compensation) 100% of any Modification Fees collected from a Mortgagor in connection with a consent, waiver, modification or amendment of a non-Specially Serviced Mortgage Loan executed or granted pursuant to Section 8.3 or this Section 8.18. The applicable Master Servicer may charge the Mortgagor for any costs and expenses (including attorneys' fees and rating agency fees)
incurred by such Master Servicer or the Special Servicer (which amounts shall be reimbursed to the Special Servicer) in connection with any request for a modification, waiver or amendment. The applicable Master Servicer agrees to use its best reasonable efforts in accordance with the Servicing Standard to collect such costs, expenses and fees from the Mortgagor, provided that the failure or inability of the Mortgagor to pay any such costs and expenses shall not impair the right of such Master Servicer to cause such costs and expenses (but not including any modification fee), and interest thereon at the Advance Rate, to be paid or reimbursed by the Trust as a Servicing Advance (to the extent not paid by the Mortgagor). If the applicable Master Servicer believes that the costs and expenses (including attorneys' fees) to be incurred by such Master Servicer in connection with any request for a modification, waiver or amendment will result in a payment or reimbursement by the Trust, then such Master Servicer shall notify the Special Servicer. The Special Servicer shall be entitled to, and the applicable Master Servicer shall forward to the Special Servicer, 50% of any
Modification Fees collected with respect to a consent, waiver, modification or amendment executed or granted by such Master Servicer if the approval or consent of the Special Servicer was required in connection therewith.

          (c) The applicable Master Servicer shall notify the Trustee, the
Paying Agent, the Operating Adviser, the holder of the B Note, if applicable and the Special Servicer of any modification, waiver or amendment of any term of any
Mortgage Loan permitted by it under this Section and the date thereof, and shall deliver to the Trustee for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly following the execution thereof except to the extent such documents have been submitted to the applicable recording office, in which event the applicable Master Servicer shall promptly deliver copies of such documents to the Trustee. The applicable Master Servicer

                                      -210-

shall not agree to any modification, waiver, or amendment of any Money Term of a
Mortgage Loan or any term of a Specially Serviced Mortgage Loan. The applicable
Master Servicer shall notify the holder of the B Note and the Serviced Companion
Mortgage Loan of any modification of the monthly payments of an A/B Mortgage
Loan or a Loan Pair, as the case may be, and such monthly payments shall be allocated in accordance with the related Intercreditor Agreement or Loan Pair
Intercreditor Agreement, as applicable.

          (d) If the Mortgage Loan documents relating to a Mortgage Loan provide for certain conditions to be satisfied prior to the applicable Master Servicer releasing additional collateral for the Mortgage Loan (e.g., the release, reduction or termination of reserves or letters of credit or the establishment of reserves), then such Master Servicer shall be permitted to waive any such condition without obtaining the consent of the Special Servicer, provided that
(1) the aggregate amount of the related releases or establishments is no greater than the smaller of 10% of the outstanding unpaid Principal Balance or $75,000 or (2) the condition to be waived is deemed to be non-material in accordance with the Servicing Standard. Notwithstanding the foregoing, without the Special
Servicer's consent or except as provided in the specific Mortgage Loan documents, the applicable Master Servicer shall not waive: (1) a requirement for any such additional collateral to exist, or (2) a lock box requirement.

          (e) (i) With respect to the Mortgage Loan designated as Mortgage Loan
No. 1 on the Mortgage Loan Schedule, the applicable Master Servicer, to the extent permitted under the related Mortgage Loan Documents, shall obtain a
Rating Agency Confirmation at the expense of the related Mortgagor with respect to any replacement of the related property manager. (ii) With respect to the
Mortgage Loan designated as Mortgage Loan No. 2 on the Mortgage Loan Schedule,
the applicable Master Servicer, to the extent permitted under the related
Mortgage Loan Documents, shall obtain a Rating Agency Confirmation at the expense of the related Mortgagor with respect to any replacement of the related property manager.

          (f) The applicable Master Servicer will not be required to obtain a
Rating Agency Confirmation in connection with this Agreement unless the terms of this Agreement specifically requires such Master Servicer to do so, and if so required by the terms of this Agreement, the applicable Master Servicer shall not be permitted to waive (i) the Rating Agency Confirmation requirement or (ii)
the obligation of a Mortgagor to pay all or any portion of any fee payable in connection with obtaining the Rating Agency Confirmation.

          SECTION 8.19 SPECIALLY SERVICED MORTGAGE LOANS.

          (a) The applicable Master Servicer shall send a written notice to the
Special Servicer, the Operating Adviser, the Rating Agencies, the Paying Agent,
the Trustee and solely as it relates to any A/B Mortgage Loan, to the holder of the related B Note and solely as it relates to any Loan Pair, to the holder of the related Serviced Companion Mortgage Loan, within two Business Days after becoming aware of a Servicing Transfer Event with respect to a Mortgage Loan, which notice shall identify the related Mortgage Loan and set forth in reasonable detail the nature and relevant facts of such Servicing Transfer Event and whether such Mortgage Loan is covered by an Environmental Insurance Policy
(and for purposes of stating whether such Mortgage Loan is covered by an
Environmental Insurance Policy the applicable Master Servicer may rely on
Schedule X attached hereto) and, except for the Rating Agencies, the Paying
Agent,

                                      -211-

and the Trustee, shall be accompanied by a copy of the Servicer Mortgage File.
The Special Servicer shall not be liable for its failure to deliver the notice set forth in Section 9.36(a) if such failure is caused by its failure to receive the written notice set forth above.

          (b) Prior to the transfer of the servicing of any Specially Serviced
Mortgage Loan to the Special Servicer, the applicable Master Servicer shall notify the related Mortgagor of such transfer in accordance with the Servicing
Standard (the form and substance of such notice shall be reasonably satisfactory to the Special Servicer).

          (c) Any calculations or reports prepared by the applicable Master
Servicer to the extent they relate to Specially Serviced Mortgage Loans shall be based on information supplied to such Master Servicer in writing by the Special
Servicer as provided hereby. The applicable Master Servicer shall have no duty to investigate or confirm the accuracy of any information provided to it by the
Special Servicer and shall have no liability for the inaccuracy of any of its reports due to the inaccuracy of the information provided by the Special
Servicer.

          (d) On or prior to each Distribution Date, the applicable Master
Servicer shall provide to the Special Servicer, in order for the Special
Servicer to comply with its obligations under this Agreement, such information
(and in the form and medium) as the Special Servicer may reasonably request in writing from time to time, provided that (i) such Master Servicer shall not be required to produce any ad hoc reports or incur any unusual expense or effort in connection therewith and (ii) if such Master Servicer elects to provide such ad hoc reports, it may require the Special Servicer to pay a reasonable fee to cover the costs of the preparation thereof.

          SECTION 8.20 REPRESENTATIONS, WARRANTIES AND COVENANTS OF EACH MASTER
SERVICER.

          (a) The Wells Fargo Master Servicer, hereby represents and warrants to and covenants with the Trustee and the Paying Agent, as of the date hereof:

               (i) such Master Servicer is duly organized, validly existing and in good standing as a national banking association under the laws of the United
States, and shall be and thereafter remain, in compliance with the laws of each
State in which any related Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement, except where the failure to so qualify or comply would not adversely affect such Master Servicer's ability to perform its obligations hereunder in accordance with the terms of this
Agreement;

               (ii) such Master Servicer has the full power and authority to execute, deliver, perform, and to enter into and consummate all transactions and obligations contemplated by this Agreement. Such Master Servicer has duly and validly authorized the execution, delivery and performance of this Agreement and this Agreement has been duly executed and delivered by such Master Servicer; and
this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor, the Trustee, the Fiscal Agent, the Paying Agent, the Special
Servicer and the Other Master Servicer, evidences the valid and binding obligation of such Master Servicer enforceable against such Master Servicer in accordance with its terms subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium,

                                      -212-

receivership and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

               (iii) the execution and delivery of this Agreement, the
consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Agreement will not (1) result in a breach of any term or provision of its charter or by-laws or (2) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or any law, governmental rule, regulation, or judgment, decree or order applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects its ability to perform its obligations under this Agreement;

               (iv) no litigation is pending or, to such Master Servicer's knowledge, threatened, against it, that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the relevant Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

               (v) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by it of, or compliance by it with, this Agreement, or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same or will obtain the same prior to the time necessary to perform its obligations under this Agreement, and, except to the extent in the case of performance, that its failure to be qualified as a foreign corporation or licensed in one or more states is not necessary for the performance by it of its obligations hereunder;
and

               (vi) the performance of the services by such Master Servicer contemplated by this Agreement are in the ordinary course of business of such
Master Servicer and such Master Servicer possesses all licenses, permits and other authorizations necessary to perform its duties hereunder.

          (b) The PAR Master Servicer, hereby represents and warrants to and covenants with the Trustee and the Paying Agent, as of the date hereof:

               (i) such Master Servicer is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, and shall be and thereafter remain, in compliance with the laws of each State in which any related Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement, except where the failure to so qualify or comply would not adversely affect such Master Servicer's ability to perform its obligations hereunder in accordance with the terms of this
Agreement;

               (ii) such Master Servicer has the full power and authority to execute, deliver, perform, and to enter into and consummate all transactions and obligations contemplated by this Agreement. Such Master Servicer has duly and validly authorized the execution, delivery

                                      -213-

and performance of this Agreement and this Agreement has been duly executed and delivered by such Master Servicer; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor, the Trustee, the
Fiscal Agent, the Paying Agent, the Special Servicer and the Other Master
Servicer, evidences the valid and binding obligation of such Master Servicer enforceable against such Master Servicer in accordance with its terms subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, receivership and other similar laws affecting creditors'
rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

               (iii) the execution and delivery of this Agreement, the
consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Agreement will not (1) result in a breach of any term or provision of its charter or by-laws or (2) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or any law, governmental rule, regulation, or judgment, decree or order applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which in the good faith and reasonable judgment of such Master Servicer materially and adversely affects its ability to perform its obligations under this Agreement;

               (iv) no litigation is pending or, to such Master Servicer's knowledge, threatened, against it, that would in such Master Servicer's good faith and reasonable judgment materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the relevant Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

               (v) no consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the execution, delivery and performance by it of, or compliance by it with, this Agreement, or the consummation of the transactions contemplated hereby, and such Master
Servicer possesses all licenses and authorizations necessary to perform its obligations under this Agreement, except for those consents, approvals, authorizations, orders or licenses that previously have been obtained or where the lack thereof would not have a material adverse effect on the ability of the
Master Servicer to perform its obligations under this Agreement; and

               (vi) the performance of the services by such Master Servicer contemplated by this Agreement are in the ordinary course of business of such
Master Servicer and such Master Servicer possesses all licenses, permits and other authorizations necessary to perform its duties hereunder.

          (c) It is understood that the representations and warranties set forth in this Section 8.20 shall survive the execution and delivery of this Agreement.

          (d) Any cause of action against the applicable Master Servicer arising out of the breach of any of its representations and warranties made in this
Section shall accrue upon the giving of written notice to applicable Master
Servicer by any of the Trustee or the applicable

                                      -214-

Master Servicer. The applicable Master Servicer shall give prompt notice to the
Trustee, the Depositor and the Special Servicer of the occurrence, or the failure to occur, of any event that, with notice or the passage of time or both, would cause any representation or warranty given by it in this Section to be untrue or inaccurate in any respect.

          SECTION 8.21 MERGER OR CONSOLIDATION. Any Person into which a Master
Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which such Master Servicer shall be a party, or any Person succeeding to the business of such Master
Servicer, shall be the successor of such Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that each of the Rating Agencies provides a
Rating Agency Confirmation (including with respect to any securities rated by a
Rating Agency evidencing direct beneficial ownership interests in any Serviced
Companion Mortgage Loan or B Note). If the conditions to the provisions in the foregoing sentence are not met, the Trustee may terminate the applicable Master
Servicer's servicing of the Mortgage Loans pursuant hereto, such termination to be effected in the manner set forth in Sections 8.28 and 8.29.

          SECTION 8.22 RESIGNATION OF MASTER SERVICER.

          (a) Except as otherwise provided in Section 8.22(b) hereof, a Master
Servicer shall not resign from the obligations and duties hereby imposed on it unless it determines that such Master Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of a Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until a successor servicer designated by the
Trustee, with the consent of the Depositor and the Paying Agent, shall have assumed the applicable Master Servicer's responsibilities and obligations under this Agreement and Rating Agency Confirmation (including with respect to any securities rated by a Rating Agency evidencing interests in the A Notes and any
B Note) shall have been obtained. Notice of such resignation shall be given promptly by such Master Servicer to the Trustee.

          (b) A Master Servicer may resign from the obligations and duties imposed on it, upon 30 days notice to the Trustee and the Paying Agent, provided that (i) a successor servicer (x) is available, and (y) is willing to assume the obligations, responsibilities, and covenants to be performed hereunder by such
Master Servicer on substantially the same terms and conditions, and for not more than equivalent compensation to that herein provided; (ii) such Master Servicer bears all costs associated with its resignation and the transfer of servicing;
and (iii) Rating Agency Confirmation is obtained with respect to such servicing transfer, as evidenced by a letter delivered to the Trustee by each Rating
Agency.

          SECTION 8.23 ASSIGNMENT OR DELEGATION OF DUTIES BY MASTER SERVICER.
Each Master Servicer shall have the right without the prior written consent of the Trustee to (A) delegate or subcontract with or authorize or appoint anyone, or delegate certain duties to other professionals such as attorneys and appraisers, as an agent of the applicable Master Servicer (as provided in
Section 8.4) to perform and carry out any duties, covenants or obligations to be performed and carried out by the applicable Master Servicer hereunder or (B)

                                      -215-

assign and delegate all of its duties hereunder; provided, however, that with respect to clause (B), (i) the applicable Master Servicer gives the Depositor, the Special Servicer, the holder of the B Note (only if such assignment/delegation relates to the related A/B Mortgage Loan), the holder of the Serviced Companion Mortgage Loan (only if such assignment/delegation relates to the related Loan Pair) and the Trustee notice of such assignment and delegation; (ii) such purchaser or transferee accepting such assignment and delegation executes and delivers to the Depositor and the Trustee an agreement accepting such assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the applicable Master Servicer, with like effect as if originally named as a party to this Agreement; (iii) such assignment and delegation is the subject of a
Rating Agency Confirmation; and (iv) the Depositor consents to such assignment and delegation, such consent not be unreasonably withheld. In the case of any such assignment and delegation in accordance with the requirements of subclause
(B) of this Section, the applicable Master Servicer shall be released from its obligations under this Agreement, except that such Master Servicer shall remain liable for all liabilities and obligations incurred by it as a Master Servicer hereunder prior to the satisfaction of the conditions to such assignment set forth in the preceding sentence. Notwithstanding the above, the applicable
Master Servicer may appoint the Sub-Servicers in accordance with Section 8.4 hereof.

          SECTION 8.24 LIMITATION ON LIABILITY OF THE MASTER SERVICERS AND
OTHERS.

          (a) Neither the Master Servicers nor any of the directors, officers, employees or agents of the Master Servicers shall be under any liability to the holders of the Certificates, the Depositor, the Trustee, the Fiscal Agent, the
Paying Agent, the Placement Agents, the Underwriters, the holder of any Serviced
Companion Mortgage Loan, the holder of any B Note or the Special Servicer for any action taken or for refraining from the taking of any action in good faith, or using reasonable business judgment, consistent with the Servicing Standard;
provided that this provision shall not protect the applicable Master Servicer or any such person against any breach of a representation or warranty contained herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of duties under this
Agreement or by reason of negligent disregard of obligations and duties hereunder. The Master Servicers and any director, officer, employee or agent of the Master Servicers may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (including, without limitation, the Special Servicer) respecting any matters arising hereunder.
Neither Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the
Mortgage Loans in accordance with this Agreement; provided that such Master
Servicer may in its sole discretion undertake any such action which it may reasonably deem necessary or desirable in order to protect the interests of the
Certificateholders and the Trustee in the Mortgage Loans, the interests of the holder of any B Note or the interests of the holder of any Serviced Companion
Mortgage Loan (subject to the Special Servicer's servicing of Specially Serviced
Mortgage Loans as contemplated herein), or shall undertake any such action if instructed to do so by the Trustee. In such event, all legal expenses and costs of such action shall be expenses and costs of the Trust, and such Master
Servicer shall be entitled to be reimbursed therefor as Servicing Advances as provided by Section 5.2, subject to the provisions of Section 4.4 hereof.

                                      -216-

          (b) In addition, neither Master Servicer shall have liability with respect to, and shall be entitled to conclusively rely on as to the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to such Master Servicer and conforming to the requirements of this Agreement. Subject to the Servicing Standard, each Master Servicer shall have the right to rely on information provided to it by the Special Servicer and
Mortgagors, and will have no duty to investigate or verify the accuracy thereof.
Neither Master Servicer, nor any director, officer, employee, agent or
Affiliate, shall be liable for any error of judgment made in good faith by any officer, unless it shall be proved that such Master Servicer or such officer was negligent in ascertaining the pertinent facts. Neither Master Servicer nor any director, officer, employee, agent or Affiliate, shall be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this
Agreement.

          (c) Neither Master Servicer shall be obligated to incur any liabilities, costs, charges, fees or other expenses which relate to or arise from any breach of any representation, warranty or covenant made by the
Depositor, the Special Servicer, the Paying Agent, the Trustee, the Fiscal Agent
or the Other Master Servicer in this Agreement. The Trust shall indemnify and hold harmless each Master Servicer from any and all claims, liabilities, costs, charges, fees or other expenses which relate to or arise from any such breach of representation, warranty or covenant to the extent such Master Servicer is unable to recover such amounts from the Person in breach.

          (d) Except as otherwise specifically provided herein:

               (i) a Master Servicer may rely, and shall be protected in acting or refraining from acting upon, any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, financial statement, agreement, appraisal, bond or other document (in electronic or paper format)
reasonably believed or in good faith believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) a Master Servicer may consult with counsel, and any written advice or Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of
Counsel;

               (iii) a Master Servicer shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this
Agreement; and

               (iv) each Master Servicer, in preparing any reports hereunder, may rely, and shall be protected in acting or refraining from acting upon any information (financial or other), statement, certificate, document, agreement, covenant, notice, request or other paper reasonably believed by it to be genuine and provided by any Mortgagor or manager of a Mortgaged Property.

                                      -217-

          (e) Each Master Servicer and any director, officer, employee or agent of such Master Servicer shall be indemnified by the Trustee, the Fiscal Agent, the Paying Agent and the Special Servicer, as the case may be, and held harmless against any loss, liability or expense including reasonable attorneys' fees incurred in connection with any legal action relating to the Trustee's, the
Fiscal Agent's, the Paying Agent's, the Special Servicer's or the Other Master
Servicer's, as the case may be, respective willful misfeasance, bad faith or negligence in the performance of its respective duties hereunder or by reason of negligent disregard of its respective duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of such Master Servicer's duties hereunder or by reason of negligent disregard of such Master Servicer's obligations and duties hereunder. The applicable Master Servicer shall immediately notify the
Trustee, the Paying Agent and the Special Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling such Master
Servicer to indemnification hereunder, whereupon the Trustee, the Paying Agent or the Special Servicer, in each case, to the extent the claim is related to its respective willful misfeasance, bad faith or negligence, may assume the defense of any such claim (with counsel reasonably satisfactory to such Master Servicer)
and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the
Trustee, the Paying Agent and the Special Servicer shall not affect any rights that the applicable Master Servicer may have to indemnification under this
Agreement or otherwise, unless the Trustee's, the Paying Agent's or the Special
Servicer's defense of such claim is materially prejudiced thereby. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the applicable Master Servicer hereunder. Any payment hereunder made by the Trustee, the Paying Agent, the Fiscal Agent or the Special Servicer
pursuant to this paragraph to the applicable Master Servicer shall be paid from the Trustee's, the Paying Agent's, the Fiscal Agent's or Special Servicer's own
funds, without reimbursement from the Trust therefor except to the extent achieved through subrogation as provided in this Agreement. Any expenses incurred or indemnification payments made by the Trustee, the Paying Agent, the
Fiscal Agent or the Special Servicer shall be reimbursed by the party so paid, if a court of competent jurisdiction makes a final judgment that the conduct of the Trustee, the Paying Agent, the Fiscal Agent or the Special Servicer, as the
case may be, was (x) not culpable or (y) found to not have acted with willful misfeasance, bad faith or negligence.

          SECTION 8.25 INDEMNIFICATION; THIRD-PARTY CLAIMS.

          (a) Each Master Servicer and any director, officer, employee or agent of such Master Servicer (the "Master Servicer Indemnified Parties") shall be indemnified and held harmless by the Trust out of collections on, and other proceeds of, the Mortgage Loans, any Serviced Companion Mortgage Loans and any B
Notes, as provided in the following paragraph, against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses (collectively, "Master
Servicer Losses") incurred in connection with any legal action relating to this
Agreement, any Mortgage Loans, any Serviced Companion Mortgage Loans, any B
Notes, any REO Property or the Certificates or any exercise of any right under this Agreement reasonably requiring the use of counsel or the incurring of expenses other than any loss, liability or expense incurred by reason of the applicable Master Servicer's willful misfeasance, bad faith or negligence in the performance of duties hereunder.

                                      -218-

          Except as provided in the following sentence, indemnification for
Master Servicer Losses described in the preceding paragraph (including in the case of such Master Servicer Losses that relate primarily to the administration of the Trust, to any REMIC Pool or to any determination respecting the amount, payment or avoidance of any tax under the REMIC provisions of the Code or the actual payment of any REMIC tax or expense) shall be paid out of collections on, and other proceeds of, the Mortgage Loans as a whole but not out of collections on, or other proceeds of, any Serviced Companion Mortgage Loan or any B Note. In
the case of any such Master Servicer Losses that do not relate primarily to the administration of the Trust, to any REMIC Pool or to any determination respecting the amount, payment or avoidance of any tax under the REMIC provisions of the Code or the actual payment of any REMIC tax or expense:

          (1) if such Master Servicer Losses relate to a Loan Pair, then such indemnification shall be paid (x) first, out of collections on, and other proceeds of, such Serviced Pari Passu Mortgage Loan and Serviced Companion
Mortgage Loan, in the relative proportions provided for in the applicable
Intercreditor Agreement and (y) if the collections and proceeds described in subclause (x) of this clause (1) are not sufficient to so indemnify the Master
Servicer Indemnified Parties on a current basis, then the balance of such indemnification shall be paid out of collections on, and other proceeds of, the
Mortgage Loans as a whole; and

          (2) if such Master Servicer Losses relate to any A/B Mortgage Loan, then such indemnification shall be paid (x) first, if and to the extent permitted under the applicable Intercreditor Agreement, out of collections on, and other proceeds of, the B Note or B Notes related to such A/B Mortgage Loan,
(y) if the collections and proceeds described in subclause (x) of this clause
(2) are not sufficient to so indemnify the Master Servicer Indemnified Parties on a current basis, then the balance of such indemnification shall be paid out of collections on, and other proceeds of, the Serviced Pari Passu Mortgage Loan and the Serviced Companion Mortgage Loan, in the relative proportions provided for in the related Loan Pair Intercreditor Agreement and (z) if the aggregate collections and proceeds described in subclauses (x) and (y) of this clause (2)
are not sufficient to so indemnify the Master Servicer Indemnified Parties on a current basis, then the balance of such indemnification shall be paid out of collections on, and other proceeds of, the Mortgage Loans as a whole.

          The applicable Master Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to such Master Servicer) and out of the Trust pay all expenses in connection therewith, including counsel fees, and out of the Trust promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. The indemnification provided herein shall survive the termination of this Agreement.
The Trustee, the Paying Agent or the applicable Master Servicer shall promptly make from the applicable Certificate Account (and, if and to the extent that the amount due shall be paid from collections on, and other proceeds of, any
Serviced Companion Mortgage Loan or any B Note, as described above, out of the related Serviced Companion Mortgage Loan Custodial Account or the related A/B
Loan Custodial Account) any payments certified by the applicable Master Servicer to the Trustee and the Paying Agent as required to be made to such Master
Servicer pursuant to this Section 8.25.

                                      -219-

          (b) The applicable Master Servicer agrees to indemnify the Trustee, the Fiscal Agent, the Special Servicer, the Trust, the Depositor, the Paying
Agent, and any director, officer, employee, agent or Controlling Person thereof, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Trustee, the Fiscal Agent, the Special
Servicer, the Depositor, the Paying Agent and the Trust may sustain arising from or as a result of the willful misfeasance, bad faith or negligence in the performance of any of such Master Servicer's duties hereunder or by reason of negligent disregard of such Master Servicer's obligations and duties hereunder.
The Trustee, the Fiscal Agent, the Special Servicer, the Paying Agent or the
Depositor, as applicable, shall immediately notify the applicable Master
Servicer if a claim is made by any Person with respect to this Agreement or the
Mortgage Loans entitling the Trustee, the Fiscal Agent, the Depositor, the
Special Servicer, the Paying Agent or the Trust to indemnification under this
Section 8.25(b), whereupon such Master Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the Trustee, the Fiscal
Agent, the Special Servicer, the Paying Agent or the Depositor, as applicable)
and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the applicable Master Servicer shall not affect any rights the Trustee, the Fiscal
Agent, the Special Servicer, the Depositor, the Paying Agent or the Trust may
have to indemnification under this Agreement or otherwise, unless such Master
Servicer's defense of such claim is materially prejudiced thereby. The indemnification provided herein shall survive the termination of this Agreement and the resignation or termination of the applicable Master Servicer, the Fiscal
Agent, the Special Servicer the Paying Agent and the Trustee. Any expenses incurred or indemnification payments made by the applicable Master Servicer shall be reimbursed by the party so paid, if a court of competent jurisdiction makes a final, non-appealable judgment that the conduct of such Master Servicer was not culpable or that such Master Servicer did not act with willful misfeasance, bad faith or negligence.

          (c) Reserved.

          (d) Any Non-Serviced Mortgage Loan Master Servicer and any director, officer, employee or agent of such Non-Serviced Mortgage Loan Master Servicer shall be indemnified by the Trust and held harmless against the Trust's pro rata share of any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with any legal action relating to any Non-Serviced
Mortgage Loan Pooling and Servicing Agreement and this Agreement, and relating to any Non-Serviced Mortgage Loan (but excluding any such losses allocable to the related Non-Serviced Companion Mortgage Loans), reasonably requiring the use of counsel or the incurring of expenses other than any losses incurred by reason of any Non-Serviced Mortgage Loan Master Servicer's willful misfeasance, bad faith or negligence in the performance of its duties under the related
Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

          SECTION 8.26 1934 ACT REPORTING

          (a) Each Master Servicer, the Special Servicer, the Paying Agent, the
Trustee and the Fiscal Agent shall reasonably cooperate with the Depositor in connection with the Trust's satisfaction of its reporting requirements under the
1934 Act. Within 15 days after each

                                      -220-

Distribution Date, the Paying Agent shall prepare, execute and file on behalf of the Trust any Forms 8-K customary for similar securities as required by the 1934
Act and the rules and regulations of the Securities and Exchange Commission (the
"Commission") thereunder; provided that the Depositor shall file the initial
Form 8-K in connection with the issuance of the Certificates. The Paying Agent shall file each Form 8-K with a copy of the related Monthly Certificateholders
Report attached thereto. If the Depositor directs that any other attachments are to be filed with any Form 8-K, such attachments shall be delivered to the Paying
Agent in EDGAR-compatible form or as otherwise agreed upon by the Paying Agent and the Depositor, at the Depositor's expense, and any necessary conversion to
EDGAR-compatible format will be at the Depositor's expense. Prior to March 30th of each year (or such earlier date as may be required by the 1934 Act and the rules and regulations of the Commission), the Paying Agent shall prepare and file on behalf of the Trust a Form 10-K, in substance as required by applicable law or applicable interpretations thereof of the staff of the Commission. Such
Form 10-K shall include as exhibits each annual statement of compliance described under Sections 8.12 and 9.18 and each accountant's report described under Sections 8.13 and 9.19, in each case to the extent they have been timely delivered to the Paying Agent. If they are not so timely delivered, the Paying
Agent shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Paying Agent. Each Form 10-K shall also include any Sarbanes-Oxley Certification required to be included therewith, as described in paragraph (b) of this Section 8.26. Neither the
Paying Agent nor the applicable Master Servicer shall have any liability with respect to any failure to properly prepare, execute or file such periodic reports resulting from such Master Servicer's or the Paying Agent's inability or failure to obtain any information not resulting from its own negligence, bad faith or willful misconduct. Prior to January 30 of the first year in which the
Paying Agent is able to do so under applicable law, the Paying Agent shall file a Form 15 relating to the automatic suspension of reporting in respect of the
Trust under the 1934 Act.

          (b) The Form 10-K shall include any certification (the "Sarbanes-Oxley
Certification") required to be included therewith pursuant to the Sarbanes-Oxley
Act of 2002, and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff) and a copy of such Sarbanes-Oxley Certification shall be provided to the Rating
Agencies. An officer of the Depositor shall sign the Sarbanes-Oxley
Certification. On or before March 20th of each year with respect to which a Form
10-K is filed by the Paying Agent, as set forth above, the applicable Master
Servicer and the Special Servicer (each, a "Performing Party") shall provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person")
a certification (each, a "Performance Certification"), in the form set forth on
Exhibit CC hereto on which the Certifying Person, the Depositor (if the
Certifying Person is an individual), and the Depositor's partner, representative, Affiliate, member, manager, director, officer, employee or agent
(collectively with the Certifying Person, "Certification Parties") can rely. In addition, in the event that any Serviced Companion Mortgage Loan is deposited into a commercial mortgage securitization, on or before March 20th of each year with respect to which a Form 10-K is filed by the related trustee for such commercial mortgage securitization, the applicable Master Servicer and the
Special Servicer, shall provide to the Person who signs the Sarbanes-Oxley
Certification with respect to such commercial mortgage securitization a
Performance Certification (which shall address the matters contained in the
Performance Certification, but solely with respect to the related Serviced
Companion Mortgage Loan) on which such Person and such Person's partner, representative, Affiliate, member,

                                      -221-

manager, director, officer, employee or agent can rely. Notwithstanding the foregoing, nothing in this paragraph shall require any Performing Party to (i)
certify or verify the accurateness or completeness of any information provided to such Performing Party by third parties, (ii) to certify information other than to such Performing Party's knowledge and in accordance with such Performing
Party's responsibilities hereunder or under any other applicable servicing agreement or (iii) with respect to completeness of information and reports, to certify anything other than that all fields of information called for in written reports prepared by such Performing Party have been completed except as they have been left blank on their face. In addition, if directed by the Depositor, such Performing Party shall provide an identical certification to Depositor's certified public accountants that such Performing Party provided to its own certified public accountants to the extent such certification relates to the performance of such Performing Party's duties pursuant to this Agreement or a modified certificate limiting the certification therein to the performance of such Performing Party's duties pursuant to this Agreement. In the event any
Performing Party is terminated or resigns pursuant to the terms of this
Agreement, such Performing Party shall provide a Performance Certification to the Depositor pursuant to this Section 8.26(b) with respect to the period of time such Performing Party was subject to this Agreement.

          (c) Each Performing Party shall indemnify and hold harmless each
Certification Party from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses incurred by such Certification Party arising out of
(i) an actual breach by the applicable Performing Party of its obligations under this Section 8.26 or (ii) negligence, bad faith or willful misconduct on the part of the Performing Party in the performance of such obligations.

          (d) Nothing contained in this Section 8.26 shall be construed to require any party to this Agreement other than the Depositor, or any of such party's officers, to execute any Form 10-K or any Sarbanes-Oxley Certification.
The failure of any party to this Agreement other than the Depositor, or any of such party's officers, to execute any Form 10-K or any Sarbanes-Oxley
Certification shall not be regarded as a breach by such party of any of its obligations under this Agreement. This Section 8.26 may be amended by the parties hereto pursuant to Section 13.3 for purposes of complying with the
Sarbanes-Oxley Act of 2002 or for purposes of designating the Certifying Person without any Opinions of Counsel, Officer's Certificates, Rating Agency
Confirmations or the consent of any Certificateholder, notwithstanding anything to the contrary contained in this Agreement.

          SECTION 8.27 COMPLIANCE WITH REMIC PROVISIONS. Each Master Servicer
shall act in accordance with this Agreement and the REMIC Provisions and related provisions of the Code in order to create or maintain the status of each REMIC
Pool created hereby as a REMIC and the Excess Interest Grantor Trust as a grantor trust under the Code. Each Master Servicer shall not (A) take any action or cause any REMIC Pool to take any action that could (i) endanger the status of any REMIC Pool as a REMIC under the Code or (ii) result in the imposition of a tax upon any REMIC Pool (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) or on prohibited contributions pursuant to Section 860G(d)) or (B) take any action or cause the
Excess Interest Grantor Trust to take any action that could (i) endanger its status as a grantor trust or (ii) result in the imposition of any tax upon the
Excess Interest Grantor Trust, unless the Trustee shall have received a
Nondisqualification Opinion (at the expense of the party seeking to take such action) to the effect

                                      -222-

that the contemplated action will not endanger such status or result in the imposition of such tax. Each Master Servicer shall comply with the provisions of
Article XII hereof.

          SECTION 8.28 TERMINATION. The obligations and responsibilities of a
Master Servicer created hereby (other than the obligation of a Master Servicer to make payments to the Paying Agent as set forth in Section 8.29 and the obligations of a Master Servicer to the Trustee, the Paying Agent, the Fiscal
Agent, the Special Servicer and the Trust) shall terminate (i) on the date which is the later of (A) the final payment or other liquidation of the last Mortgage
Loan remaining outstanding (and final distribution to the Certificateholders) or
(B) the disposition of all REO Property (and final distribution to the
Certificateholders), (ii) if an Event of Default described in clauses
8.28(a)(iii), (iv) or (ix) has occurred, 60 days following the date on which the
Trustee or Depositor gives written notice to the applicable Master Servicer that such Master Servicer is terminated or (iii) if an Event of Default described in clauses 8.28(a)(i), (ii), (v), (vi), (vii) or (viii) has occurred, immediately upon the date on which the Trustee or the Depositor gives written notice to the applicable Master Servicer that such Master Servicer is terminated. After any
Event of Default, the Trustee (i) may elect to terminate a Master Servicer by providing such notice, and (ii) shall provide such notice if holders of
Certificates representing more than 25% of the Aggregate Certificate Balance of all Certificates so direct the Trustee.

          (a) "Event of Default," wherever used herein, means any one of the following events:

               (i) any failure by the applicable Master Servicer to remit to the
Paying Agent or the holder of a B Note or otherwise make any payment required to be remitted by such Master Servicer under the terms of this Agreement, including any required Advances, which failure continues unremedied as of 10:00 a.m. (New
York City time) on the Business Day following the date on which such deposit was first required to be made; or

               (ii) any failure by the applicable Master Servicer to make a required deposit to the applicable Certificate Account or the A/B Loan Custodial
Account that continues unremedied for one Business Day following the date on which such deposit was first required to be made; or

               (iii) any failure on the part of the applicable Master Servicer duly to observe or perform in any material respect any other of the duties, covenants or agreements on the part of such Master Servicer contained in this
Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Master Servicer by the Depositor or the Trustee;
provided, however, that if such Master Servicer certifies to the Trustee and the
Depositor that such Master Servicer is in good faith attempting to remedy such failure, such cure period will be extended to the extent necessary to permit such Master Servicer to cure such failure; provided, further that such cure period may not exceed 90 days; or

               (iv) any breach of the representations and warranties contained in Section 8.20 hereof that materially and adversely affects the interest of any holder of any Class of Certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the applicable

                                      -223-

Master Servicer by the Depositor or the Trustee, provided, however, that if such
Master Servicer certifies to the Trustee and the Depositor that such Master
Servicer is in good faith attempting to remedy such breach, such cure period will be extended to the extent necessary to permit such Master Servicer to cure such breach; provided, further that such cure period may not exceed 90 days; or

               (v) a decree or order of a court or agency or supervisory
authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the applicable Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (vi) the applicable Master Servicer shall consent to the
appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Master Servicer or of or relating to all or substantially all of its property; or

               (vii) the applicable Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

               (viii) the applicable Master Servicer is no longer listed on
S&P's Select Servicer List as a U.S. Commercial Mortgage Master Servicer and is
not reinstated within 60 days and the ratings then assigned by S&P to any
Classes of Certificates are downgraded, qualified or withdrawn (including, without limitation, being placed on "negative credit watch") in connection with such removal;

               (ix) the Trustee shall receive notice from Fitch or DBRS to the effect that the continuation of the applicable Master Servicer in such capacity would result in the downgrade, qualification or withdrawal of any rating then assigned by Fitch or DBRS to any Class of Certificates; or

               (x) the applicable Master Servicer has been downgraded to a servicer rating level below "CMS3" (or its equivalent) by Fitch.

          (b) If the applicable Master Servicer is terminated based upon an
Event of Default set forth in clause (i) (as to the obligation to make P&I
Advances), (viii), (ix) or (x) of Section 8.28(a), then such Master Servicer shall have the right to enter into a primary servicing agreement with a successor Master Servicer with respect to all applicable Mortgage Loans, so long as the successor Master Servicer is listed on S&P's Select Servicer List as a
U.S. Commercial Mortgage Master Servicer and is rated not less than "CPS3" (or its then equivalent) by Fitch and as approved by DBRS.

                                      -224-

          (c) Notwithstanding the other provisions of this Section 8.28, (A) if any Event of Default on the part of the applicable Master Servicer occurs that affects a Serviced Companion Mortgage Loan or (B) for so long as any Serviced
Companion Mortgage Loan is serviced hereunder and is included in a securitization that is rated by Moody's, if the applicable Master Servicer receives actual knowledge that Moody's has (i) qualified, downgraded or withdrawn its rating or ratings of one or more Classes of Certificates, or (ii)
placed one or more Classes of Certificates on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within 60 days of the date that such Master
Servicer obtained such actual knowledge) and, in the case of either of clauses
(i) or (ii), citing servicing concerns with the applicable Master Servicer as the sole or material factor in such rating action, and in either case, the applicable Master Servicer is not otherwise terminated in accordance with this
Section 8.28, then, at the request of the holder of such affected Serviced
Companion Mortgage Loan, the Trustee shall require the applicable Master
Servicer to appoint, within 30 days of the Trustee's request, a Sub-Servicer
(or, if the related Mortgage Loan is currently being sub-serviced, to replace, within 30 days of the Trustee's request, the then-current Sub-Servicer with a new Sub-Servicer) with respect to the related Mortgage Loan only, but as to no other Mortgage Loan. In connection with a Master Servicer's appointment of a
Sub-Servicer at the request of the Trustee in accordance with this Section
8.28(c), such Master Servicer shall obtain a Rating Agency Confirmation (such
Rating Agency Confirmation to be an expense of the requesting Serviced Companion
Mortgage Loan holder). The related Sub-Servicing Agreement shall provide that any Sub-Servicer appointed by the applicable Master Servicer at the request of the Trustee in accordance with this Section 8.28(c) shall be responsible for all duties, and shall be entitled to all compensation, of such Master Servicer under this Agreement with respect to the subject Loan Pair.

          (d) If at any time a Master Servicer that is also the Servicer Report
Administrator is terminated in accordance with the terms of this Agreement, then the Depositor shall send a written notice of termination to the Servicer Report
Administrator (which notice shall specify the reason for such termination) and remove such Servicer Report Administrator and appoint a successor Servicer
Report Administrator by written instrument, one copy of which instrument shall be delivered to the Servicer Report Administrator so removed, one copy to the successor Servicer Report Administrator, and one copy to each of the Trustee, the Paying Agent, the Master Servicers and the Rating Agencies. In all such cases, the Servicer Report Administrator shall bear all costs of transfer to a successor Servicer Report Administrator, such succession only to take effect after a successor Servicer Report Administrator has been appointed. In the case of the initial Servicer Report Administrator, the Depositor must also remove the
PAR Master Servicer in accordance with this Section 8.28.

          SECTION 8.29 PROCEDURE UPON TERMINATION.

          (a) Notice of any termination pursuant to clause (i) of the first paragraph of Section 8.28(a), specifying the Master Servicer Remittance Date upon which the final transfer by the applicable Master Servicer to the Paying
Agent shall be made, shall be given promptly in writing by such Master Servicer to the Paying Agent no later than the later of (i) five Business Days after the final payment or other liquidation of the last Mortgage Loan or (ii) the sixth day of the month of such final distribution. Upon any such termination, the duties of the applicable Master Servicer (other than the obligation of such
Master Servicer to pay to the Paying Agent the

                                      -225-

amounts remaining in the applicable Certificate Account as set forth below and the obligations of such Master Servicer to the Trustee and the Trust and the
Fiscal Agent as provided herein) shall terminate and such Master Servicer shall transfer to the Paying Agent the amounts remaining in the applicable Certificate
Account (and any sub-account) after making the withdrawals permitted to be made pursuant to Section 5.2 and shall thereafter terminate the applicable
Certificate Account and any other account or fund maintained with respect to the
Mortgage Loans.

          (b) On the date specified in a written notice of termination given to the applicable Master Servicer pursuant to clause (ii) of the first paragraph of
Section 8.28, or on the date on which a written notice of termination is given to such Master Servicer pursuant to clause (iii) of the first paragraph of
Section 8.28 all authority, power and rights of such Master Servicer under this
Agreement, whether with respect to the Mortgage Loans or otherwise, shall terminate (except for any rights relating to unpaid servicing compensation or unreimbursed Advances or, (i) if the terminated Master Servicer is Wells Fargo
Bank, National Association, its rights to the applicable Excess Servicing Fee, subject to Section 8.10(a), or (ii) if the terminated Master Servicer is
Prudential Asset Resources, Inc., its rights to the applicable Excess Servicing
Fee, subject to Section 8.10(a)); provided that in no event shall the termination of the applicable Master Servicer be effective until a successor servicer shall have succeeded such Master Servicer as successor servicer, subject to approval by the Rating Agencies, notified such Master Servicer of such designation and such successor servicer shall have assumed such Master
Servicer's obligations and responsibilities hereunder, as set forth in an agreement substantially in the form hereof, with respect to the Mortgage Loans and, in the circumstances set forth in the last sentence of Section 8.28(b), entered into a new primary servicing agreement with the applicable predecessor
Master Servicer in substantially the same form as (i) with respect to the Wells
Fargo Master Servicer, Exhibit AA attached hereto and (ii) with respect to the
PAR Master Servicer, Exhibit AA, or otherwise in such form as may be reasonably acceptable to the applicable predecessor Master Servicer and such successor.
Except as provided in the next sentence, the Trustee may not succeed a Master
Servicer as servicer until and unless it has satisfied the provisions that would apply to a Person succeeding to the business of such Master Servicer pursuant to
Section 8.22(b) hereof. Notwithstanding the foregoing sentence, in the event that a Master Servicer is terminated as a result of an event described in
Section 8.28(a)(v), 8.28(a)(vi) or 8.28(a)(vii), the Trustee shall act as successor servicer immediately upon delivery of a notice of termination to such
Master Servicer and shall use commercially reasonable efforts within 90 days of assuming the duties of such Master Servicer, either to satisfy the conditions of
Section 8.22(b) hereof or to transfer the duties of such Master Servicer to a successor servicer who has satisfied such conditions. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the applicable
Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The applicable Master Servicer agrees to cooperate with the Trustee, the Paying Agent and the Fiscal Agent in effecting the termination of such Master Servicer's responsibilities and rights hereunder as Master Servicer including, without limitation, notifying Mortgagors of the assignment of the servicing function and providing the Trustee all documents and records in electronic or other form reasonably requested by it to enable the successor servicer designated by the Trustee to assume such Master Servicer's functions hereunder and to effect the transfer to such successor for administration by it of all amounts which shall at the time be or should have been deposited by

                                      -226-

such Master Servicer in the applicable Certificate Account and any other account or fund maintained or thereafter received with respect to the Mortgage Loans.

          (c) If the applicable Master Servicer receives a written notice of termination pursuant to clause (ii) of the first paragraph of Section 8.28 relating solely to an Event of Default set forth in clause (viii), (ix) or (x)
of Section 8.28(a), and if such Master Servicer provides the Trustee with the appropriate "request for proposal" materials within five Business Days after receipt of such written notice of termination, then the Trustee shall promptly thereafter (using such "request for proposal" materials provided by the applicable Master Servicer) solicit good faith bids for the rights to service the Mortgage Loans under this Agreement from at least three but no more than five Qualified Bidders or, if three Qualified Bidders cannot be located, then from as many persons as the Trustee can determine are Qualified Bidders. At the
Trustee's request, the applicable Master Servicer shall supply the Trustee with the names of Persons from whom to solicit such bids. In no event shall the
Trustee be responsible if less than three Qualified Bidders submit bids for the right to service the Mortgage Loans under this Agreement.

          (d) Each bid proposal shall require any Successful Bidder, as a condition of its bid, to enter into this Agreement as a successor Master
Servicer, and to agree to be bound by the terms hereof, not later than 45 days after termination of the applicable Master Servicer hereunder. The Trustee shall select the Qualified Bidder with the highest cash bid (or such other Qualified
Bidder as the applicable Master Servicer may direct) (the "Successful Bidder")
to act as a successor Master Servicer hereunder. The Trustee shall direct the
Successful Bidder to enter into this Agreement as a successor Master Servicer pursuant to the terms hereof, and in connection therewith to deliver the amount of the Successful Bidder's cash bid to the Trustee by wire transfer of immediately available funds to an account specified by the Trustee no later than
10:00 a.m. New York City time on the date specified for the assignment and assumption of the servicing rights hereunder.

          (e) Upon the assignment and acceptance of the servicing rights hereunder to and by the Successful Bidder and receipt of such cash bid, the
Trustee shall remit or cause to be remitted to the terminated Master Servicer the amount of such cash bid received from the Successful Bidder (net of all out-of-pocket expenses incurred in connection with obtaining such bid and transferring servicing) by wire transfer of immediately available funds to an account specified by the terminated Master Servicer no later than 1:00 p.m. New
York City time on the date specified for the assignment and assumption of the servicing rights hereunder.

          (f) If the Successful Bidder has not entered into this Agreement as a successor Master Servicer within 45 days after the termination of the applicable
Master Servicer hereunder or no Successful Bidder was identified within such
45-day period, the Trustee shall have no further obligations under Section
8.29(c) and may act or may select another successor to act as a Master Servicer hereunder in accordance with Section 8.29(b).

          For purposes of the foregoing provisions of Section 8.29(c), the phrase "rights to service" shall be construed to exclude the Excess Servicing
Rights and those servicing rights and duties as to which Wells Fargo Bank,
National Association or Prudential Asset Resources, Inc., as the case may be, has made an election for the execution of a primary servicing agreement as contemplated by Section 8.28(b).

                                      -227-

          SECTION 8.30 OPERATING ADVISER CONTACT WITH MASTER SERVICER AND
SPECIAL SERVICER.

          No less often than on a monthly basis or as agreed upon by the applicable Master Servicer and the Operating Adviser, each of the applicable
Master Servicer and the Special Servicer shall, without charge, make a Servicing
Officer available to answer questions from the Operating Adviser regarding the performance and servicing of the Mortgage Loans and/or REO Properties for which such Master Servicer or the Special Servicer, as the case may be, is responsible. The Operating Advisor will provide to the applicable Master
Servicer five (5) Business Days' advance notice of any Mortgage Loans to be discussed that are not then listed on the CMSA Watch List.

          SECTION 8.31 CERTAIN MATTERS WITH RESPECT TO THE CROSSROADS CENTER
MORTGAGE LOAN.

          Notwithstanding Section 2.4(f) of the Reserve and Security Agreement
for the Crossroads Center Mortgage Loan, which provides that, if certain conditions have not been satisfied on or before December 31, 2005, the lender shall, at its option and in its sole discretion, either apply the remaining balance of the Holdback Escrow (as defined under the Reserve and Security
Agreement) as a partial prepayment of the Crossroads Center Mortgage Loan or retain the remaining balance of the Holdback Escrow as further security therefor, the applicable Master Servicer or the Special Servicer shall, if such conditions have not been satisfied on or before December 31, 2005, apply the remaining balance of the Holdback Escrow as a partial prepayment of the
Crossroads Center Mortgage Loan, unless such Master Servicer or the Special
Servicer has received an Opinion of Counsel that retaining the remaining balance of the Holdback Escrow as further security therefore will not result in an
Adverse REMIC Event.

                                   ARTICLE IX

           ADMINISTRATION AND SERVICING OF SPECIALLY SERVICED MORTGAGE
                            LOANS BY SPECIAL SERVICER

          SECTION 9.1 DUTIES OF SPECIAL SERVICER.

          (a) Subject to the express provisions of this Agreement, for and on behalf of the Trust and for the benefit of the Certificateholders as a whole, and, solely as it relates to any A/B Mortgage Loan, for the benefit of the holder of the related B Note and, solely as it relates to any Loan Pair, for the benefit of the holder of the related Serviced Companion Mortgage Loan, the
Special Servicer shall service the Specially Serviced Mortgage Loans and manage the related REO Properties in accordance with the Servicing Standard and the terms of this Agreement. Certain of the provisions of this Article IX make explicit reference to their applicability to Mortgage Loans, any Serviced
Companion Mortgage Loan and any B Note; notwithstanding such explicit references, references in this Article IX to "Mortgage Loans" shall be construed, unless otherwise specified, to refer also to such B Note and such
Serviced Companion Mortgage Loan (but any other terms that are defined in
Article I and used in this Article IX shall be construed according to such definitions without regard to this sentence).

                                      -228-

          (b) The Special Servicer shall cooperate with the applicable Master
Servicer and provide such Master Servicer with the information reasonably requested by such Master Servicer, in writing, to the extent required to allow such Master Servicer to perform its servicing obligations with respect to the
Specially Serviced Mortgage Loans hereunder; provided, however, that (i) the
Special Servicer shall not be required to produce any ad hoc reports or incur any unusual expense or effort in connection therewith and (ii) if the Special
Servicer elects to provide such ad hoc reports, the Special Servicer may require such Master Servicer to pay a reasonable fee to cover the costs of the preparation thereof. The Special Servicer's obligations with respect to the servicing of any Specially Serviced Mortgage Loan and any related REO Properties shall terminate when such Specially Serviced Mortgage Loan has become a
Rehabilitated Mortgage Loan, unless and until another Servicing Transfer Event with respect to such Rehabilitated Mortgage Loan occurs.

          (c) The Special Servicer shall send a written notice to the applicable
Master Servicer, the Operating Adviser (or if applicable, the holder of the B
Note) and the Paying Agent within two Business Days after becoming aware that a
Mortgage Loan has become a Rehabilitated Mortgage Loan, which notice shall identify the applicable Mortgage Loan. Upon the receipt of such notice by the applicable Master Servicer and the Paying Agent, such Mortgage Loan shall become a Rehabilitated Mortgage Loan and will be serviced by such Master Servicer.

          (d) Upon the occurrence of a Servicing Transfer Event with respect to a Mortgage Loan and upon the reasonable request of the Special Servicer, the applicable Master Servicer shall mark its records for such Mortgage Loan to cause any monthly statements for amounts due on such Mortgage Loan to be sent thereafter to the Special Servicer rather than the related Mortgagor. Upon receipt of any such monthly statement, the Special Servicer shall, within two
Business Days, advise the applicable Master Servicer of any changes to be made, and return the monthly statement to such Master Servicer. The applicable Master
Servicer shall thereafter promptly send the corrected monthly statement to the
Mortgagor. If a Mortgage Loan becomes a Rehabilitated Mortgage Loan, the applicable Master Servicer shall send the monthly statement to the Mortgagor as it did before such Mortgage Loan became a Specially Serviced Mortgage Loan.

          (e) All amounts collected by the applicable Master Servicer with respect to a Specially Serviced Mortgage Loan (other than a Mortgage Loan that has become an REO Mortgage Loan and a Specially Serviced Mortgage Loan that is a
B Note or Serviced Companion Mortgage Loan) shall be deposited in the applicable
Certificate Account, and all amounts collected by the applicable Master Servicer with respect to a Specially Serviced Mortgage Loan that is a B Note shall be deposited in the related A/B Loan Custodial Account and all amounts collected by such Master Servicer with respect to a Specially Serviced Mortgage Loan that is a Serviced Companion Mortgage Loan shall be deposited in the related Serviced
Companion Mortgage Loan Custodial Account. The applicable Master Servicer shall within three Business Days after receipt of any such payment, notify the Special
Servicer of the receipt of such payment and the amount thereof. The Special
Servicer shall, within one Business Day thereafter, instruct the applicable
Master Servicer in writing how to apply such payment (with the application of such payments to be made in accordance with the related Mortgage Loan documents
(including the related Intercreditor Agreement, if any) or in accordance with this Agreement, as applicable).

                                      -229-

          (f) After the occurrence of any Servicing Transfer Event with respect to any one or more Mortgage Loans that are the subject of any Environmental
Insurance Policy, (i) the Special Servicer shall monitor the dates by which any claim must be made or action must be taken under such Environmental Insurance
Policy to achieve the payment of all amounts thereunder to which the Trust is entitled in the event the Special Servicer has actual knowledge of any event giving rise to a claim under such Environmental Insurance Policy (an "Insured
Environmental Event") and (ii) if the Special Servicer has actual knowledge of an Insured Environmental Event with respect to such Mortgage Loan, the Special
Servicer shall take reasonable actions as are in accordance with the Servicing
Standard and the terms and conditions of the related Environmental Insurance
Policy to make a claim thereunder and achieve the payment of all amounts to which the Trust is entitled thereunder. Any legal fees or other out-of-pocket costs incurred in accordance with the Servicing Standard in connection with any such claim shall be paid by, and reimbursable to, the applicable Master Servicer
(of if applicable, the Special Servicer) as a Servicing Advance. All
extraordinary expenses (but not ordinary and routine or anticipated expenses)
incurred by the Special Servicer in fulfilling its obligations under this
Section 9.1 shall be paid by the Trust.

          SECTION 9.2 FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE POLICY OF
SPECIAL SERVICER. The Special Servicer, at its expense, shall maintain in effect a Servicer Fidelity Bond and a Servicer Errors and Omissions Insurance Policy.
The Servicer Errors and Omissions Insurance Policy and Servicer Fidelity Bond
shall be issued by a Qualified Insurer (unless the Special Servicer self insures as provided below) and be in form and amount consistent with the Servicing
Standard. In the event that any such Servicer Errors and Omissions Insurance
Policy or Servicer Fidelity Bond ceases to be in effect, the Special Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer meeting the requirements set forth above as of the date of such replacement. So long as the long-term rating of the Special Servicer is not less than two rating categories (ignoring pluses or minuses) lower than the highest rating of the
Certificates, but in any event not less than "A" as rated by Fitch, "A" as rated by S&P and "A" by DBRS or, if not rated by DBRS, an equivalent rating such as those listed above by at least two nationally recognized statistical rating organizations, the Special Servicer may self-insure for the Servicer Fidelity
Bond and the Servicer Errors and Omissions Insurance Policy.

          SECTION 9.3 SUB-SERVICERS. The Special Servicer shall have the right to use a Sub-Servicer on the same terms and conditions as those set forth in
Section 8.4 for a Sub-Servicer of the applicable Master Servicer and upon receipt of a Rating Agency Confirmation from Fitch. The Special Servicer shall notify the applicable Master Servicer, Trustee and solely as it relates to any
A/B Mortgage Loan, the holder of the related B Note, and solely as it relates to any Loan Pair, the holder of the related Serviced Companion Mortgage Loan, of the appointment of any Sub-Servicer of the Special Servicer.

          Notwithstanding anything to the contrary contained herein, to the extent consistent with the Servicing Standard, the Special Servicer may retain third parties to perform ministerial functions, including, without limitation, tax monitoring, reconveyances, inspections or similar functions, without requiring such party to execute a sub-servicing agreement and without complying with the requirements for a sub-servicing agreement contained herein; provided that notwithstanding any such appointment and any other provision herein to the

                                      -230-

contrary, the Special Servicer shall remain liable for the performance of such functions hereunder.

          SECTION 9.4 SPECIAL SERVICER GENERAL POWERS AND DUTIES.

          (a) Subject to the other terms and provisions of this Agreement (and, in the case of any Non-Serviced Mortgage Loan, subject to the servicing of such
Non-Serviced Mortgage Loan by the applicable Non-Serviced Mortgage Loan Master
Servicer and the applicable Non-Serviced Mortgage Loan Special Servicer), the
Special Servicer is hereby authorized and empowered when the Special Servicer believes it appropriate in accordance with the Servicing Standard, to take any and all the actions with respect to Specially Serviced Mortgage Loans which the applicable Master Servicer may perform as set forth in Section 8.3(a), including
(i) to execute and deliver, on behalf of itself or the Trust (or holder of a B
Note or Serviced Companion Mortgage Loan, as applicable), any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Specially
Serviced Mortgage Loans and with respect to the related REO Properties and (ii)
to effectuate foreclosure or other conversion of the ownership of any REO
Property securing a Mortgage Loan. The Trustee shall execute on the Closing Date a Power of Attorney in the form of Exhibit S-2 hereto and shall furnish the
Special Servicer from time to time, upon request, with any additional powers of attorney of the Trust, empowering the Special Servicer to take such actions as it determines to be reasonably necessary to comply with its servicing, administrative and management duties hereunder, and the Trustee shall execute and deliver or cause to be executed and delivered such other documents as a
Special Servicing Officer may request, that are necessary or appropriate to enable the Special Servicer to service, administer and manage the Specially
Serviced Mortgage Loans and carry out its duties hereunder, in each case as the
Special Servicer determines is in accordance with the Servicing Standard and the terms of this Agreement; provided, that, prior to initiating any proceedings in any court of law or equity (but not defending any proceedings in any court of law or equity) or instituting any proceeding to foreclose on any Mortgaged
Property in the name of the Trust in any state, the Special Servicer shall notify the Trustee in writing and not institute or initiate any such proceedings for a period of five Business Days from the date of its delivery of such notice to the Trustee, unless the Special Servicer reasonably believes that such action should be taken in less than five Business Days to preserve the property of the
Trust for the benefit of Certificateholders, and the Trustee may within five
Business Days of its receipt of such notice advise the Special Servicer that it has received an Opinion of Counsel (the cost of which shall be an expense of the
Trust) from an attorney duly licensed to practice law in the state where the related Mortgaged Property or REO Property is located, that it is likely that the laws of the state in which said action is to be taken either prohibit such action if taken in the name of the Trust or that the Trust would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name; provided, further, that the Special Servicer shall not be liable to the extent that it relies on the advice provided in such Opinion of
Counsel. Upon receipt of any such advice from the Trustee, the Special Servicer shall take such action in the name of such Person or Persons, in trust for the
Trust (or holder of a B Note or Serviced Companion Mortgage Loan, if applicable), as shall be consistent with the Opinion of Counsel obtained by the
Trustee. Such Person or Persons shall acknowledge in writing that such action is being taken by the Special Servicer in the name of the Trust (or holder of a B
Note or the Serviced Companion Mortgage Loan, if applicable). In the performance of its duties hereunder, the Special Servicer shall be an independent contractor and shall not, except in

                                      -231-

those instances where it is, after notice to the Trustee as provided above, taking action in the name of the Trust (or holder of a B Note or the Serviced
Companion Mortgage Loan, if applicable), be deemed to be the agent of the Trust
(or holder of a B Note or the Serviced Companion Mortgage Loan, as applicable).
The Special Servicer shall indemnify the Trustee for any loss, liability or reasonable expense (including attorneys' fees) incurred by the Trustee or any director, officer, employee, agent or Controlling Person of it or its affiliates in connection with any negligent or intentional misuse of the foregoing powers of attorney furnished to the Special Servicer by the Trustee. Such indemnification shall survive the resignation or termination of the Special
Servicer hereunder, the resignation or termination of the Trustee and the termination of this Agreement. The Special Servicer shall not have any responsibility or liability for any act or omission of the Trustee, any Master
Servicer or the Depositor that is not attributable to the failure of the Special
Servicer to perform its obligations hereunder. The Special Servicer may conclusively rely on any advice of counsel rendered in a Nondisqualification
Opinion.

          (b) In servicing and administering the Specially Serviced Mortgage
Loans and managing any related REO Properties, the Special Servicer shall employ procedures consistent with the Servicing Standard. The Special Servicer shall conduct, or cause to be conducted, inspections, at its own expense, of the
Mortgaged Properties relating to Specially Serviced Mortgage Loans at such times and in such manner as shall be consistent with the Servicing Standard; provided, that the Special Servicer shall conduct, or cause to be conducted, inspections of the Mortgaged Properties relating to Specially Serviced Mortgage Loans at least once during each twelve-month period that ends on June 30 of any calendar year (commencing with the twelve-month period ending June 30, 2006); provided further that the Special Servicer shall, at the expense of the Trust, inspect or cause to be inspected a Mortgaged Property as soon as practicable after the related Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Special
Servicer shall provide to the applicable Master Servicer (who shall provide, solely as it relates to any A/B Mortgage Loan, to the holder of the related B
Note, and solely as it relates to any Loan Pair, to the holder of the related
Serviced Companion Mortgage Loan) and the Operating Adviser copies of the
Inspection Reports relating to such inspections as soon as practicable after the completion of any inspection.

          (c) Pursuant to the related Intercreditor Agreement, each owner of a B
Note has agreed that the applicable Master Servicer and the Special Servicer are authorized and obligated to service and administer such B Note pursuant to this
Agreement.

          (d) (i) Pursuant to the related Loan Pair Intercreditor Agreement, each owner of a Serviced Companion Mortgage Loan has agreed that the applicable
Master Servicer and the Special Servicer are authorized and obligated to service and administer such Serviced Companion Mortgage Loan pursuant to this Agreement.
Notwithstanding anything herein to the contrary, the parties hereto acknowledge and agree that the Special Servicer's obligations and responsibilities hereunder and the Special Servicer's authority with respect to a Serviced Pari Passu
Mortgage Loan are limited by and subject to the terms of the related Loan Pair
Intercreditor Agreement. At such time when the related Serviced Companion
Mortgage Loan is deposited into a different commercial mortgage securitization
(the "Other Securitization"), the Special Servicer shall be required to consult with and provide the special servicer of the Other Securitization (the "Other
Special Servicer") in respect thereof with an opportunity to review any proposed action to be taken in respect thereof as and to the extent set forth in the related Loan Pair Intercreditor

                                      -232-

Agreement. (ii) At such time when the related Serviced Companion Mortgage Loan is deposited into the Other Securitization, and notwithstanding that the provisions regarding consultation and review periods referred to clause (i) are not in the related Loan Pair Intercreditor Agreement, then the Special Servicer shall be required to consult with the Other Special Servicer in respect thereof, and shall provide the Other Special Servicer with an opportunity to review any proposed action to be taken in respect thereof. The Other Special Servicer and the operating adviser of the Other Securitization (the "Other Operating
Adviser") shall have such opportunity to consult with the Special Servicer for a period from the date of receipt of the Special Servicer's written description of its proposed action through (but excluding) the fifth Business Day following the date of receipt (the "Initial Review Period"). The Special Servicer shall implement its written proposal if the Other Special Servicer (in consultation with the Other Operating Adviser) does not disapprove the proposed action within the Initial Review Period, unless the Special Servicer has been directed to do otherwise by the Operating Adviser (in which event the Special Servicer shall advise the Other Special Servicer of such alternate course of action). If the
Other Special Servicer (in consultation with the Other Operating Adviser)
disagrees with any aspect of the written proposal and, after consulting with the
Special Servicer during the Initial Review Period, is unable to reach agreement on the proper course of action and notifies the Special Servicer of its disagreement in writing, then the Other Special Servicer shall be entitled to an additional period of five Business Days (the "Additional Review Period") to continue its discussions with the Special Servicer and the Operating Adviser. If the Other Special Servicer and the Special Servicer agree on a revised course of action within the Initial Review Period or the Additional Review Period, then the Special Servicer shall revise the written proposal to reflect the agreed upon revised course of action and shall implement that course of action. If the
Other Special Servicer and the Special Servicer are unable to agree on the appropriate course of action by the end of the Additional Review Period, then the Special Servicer shall decide, in accordance with the Servicing Standard set forth in this Agreement, what course of action to follow. Subject to and to the extent set forth in the related Loan Pair Intercreditor Agreement, if an Event of Default has occurred and is continuing with respect to the Master Servicer or the Special Servicer under this Agreement, which Event of Default does not relate to any Mortgage Loan other than the related Loan Pair, then the trustee under the pooling and servicing agreement relating to the Other Securitization
(the "Other Pooling and Servicing Agreement") shall be entitled to direct the
Trustee to (a) terminate the defaulting Master Servicer or Special Servicer solely with respect to the related Loan Pair and (b) appoint a successor Master
Servicer or Special Servicer that meets the eligibility requirements of the
Other Pooling and Servicing Agreement and this Agreement; and in such event, the trustee under the Other Pooling and Servicing Agreement shall exercise its rights set forth in the preceding sentence at the direction of the certificateholders holding at least 25% of the certificate balance of the certificates issued under the Other Securitization or the Other Operating
Adviser; and the replacement of the Master Servicer or the Special Servicer with respect to a Loan Pair, as contemplated above, will in any event be subject to obtaining Rating Agency Confirmation hereunder and any required Rating Agency
Confirmation with respect to the certificates by the trustee under the Other
Pooling and Servicing Agreement.

          (e) Pursuant to the applicable Non-Serviced Mortgage Loan
Intercreditor Agreement, the owners of a Non-Serviced Mortgage Loan have agreed that such owner's rights in, to and under such Non-Serviced Mortgage Loan are subject to the servicing and all other rights of the applicable Non-Serviced
Mortgage Loan Master Servicer and the applicable Non-Serviced Mortgage Loan
Special Servicer and such Non-Serviced Mortgage Loan Master Servicer and

                                      -233-

Non-Serviced Mortgage Loan Special Servicer are authorized and obligated to service and administer such Non-Serviced Mortgage Loan pursuant to the related
Non-Serviced Mortgage Loan Pooling and Servicing Agreement. Notwithstanding
anything herein to the contrary, the parties hereto acknowledge and agree that the Special Servicer's obligations and responsibilities hereunder and the
Special Servicer's authority with respect to any Non-Serviced Mortgage Loan are limited by and subject to the terms of the applicable Non-Serviced Mortgage Loan
Intercreditor Agreement and the rights of the applicable Non-Serviced Mortgage
Loan Master Servicer and the applicable Non-Serviced Mortgage Loan Special
Servicer with respect thereto under the related Non-Serviced Mortgage Loan
Pooling and Servicing Agreement. The Special Servicer shall take such actions as it shall deem reasonably necessary to facilitate the servicing of any
Non-Serviced Mortgage Loan by the applicable Non-Serviced Mortgage Loan Master
Servicer and the applicable Non-Serviced Mortgage Loan Special Servicer including, but not limited to, delivering appropriate Requests for Release to the Trustee and Custodian (if any) in order to deliver any portion of the related Mortgage File to the applicable Non-Serviced Mortgage Loan Master
Servicer or applicable Non-Serviced Mortgage Loan Special Servicer under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

          SECTION 9.5 "DUE-ON-SALE" CLAUSES; ASSIGNMENT AND ASSUMPTION
AGREEMENTS; MODIFICATIONS OF SPECIALLY SERVICED MORTGAGE LOANS;
DUE-ON-ENCUMBRANCE CLAUSES.

          Subject to the limitations of Section 12.3, the Special Servicer shall have the following duties and rights:

          (a) If any Specially Serviced Mortgage Loan contains a provision in the nature of a "due-on-sale" clause, which by its terms:

               (i) provides that such Specially Serviced Mortgage Loan shall (or may at the Mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property or ownership interest in the related Mortgagor, or

               (ii) provides that such Specially Serviced Mortgage Loan may not be assumed, or ownership interests in the related Mortgagor may not be transferred, without the consent of the related mortgagee in connection with any such sale or other transfer,

then, the Special Servicer, on behalf of the Trust, shall, after consultation with the Operating Adviser and the holder of the B Note, if applicable, and in accordance with the REMIC Provisions, take such actions as it deems to be in the best economic interest of the Trust in accordance with the Servicing Standard, and may waive or enforce any due-on-sale clause contained in the related
Mortgage Note or Mortgage; provided, however, that if the Principal Balance of such Mortgage Loan at such time equals or exceeds 5% of the Aggregate
Certificate Balance or exceeds $35,000,000 or is one of the then current top 10 loans (by Principal Balance) in the pool, then prior to waiving the effect of such provision, the Special Servicer shall obtain Rating Agency Confirmation regarding such waiver. In connection with the request for such consent, the
Special Servicer shall prepare and deliver to Fitch, S&P and DBRS a memorandum outlining its analysis and recommendation in accordance with the Servicing
Standard, together with copies of all relevant documentation. The Special
Servicer shall also prepare and provide

                                      -234-

Fitch, S&P and DBRS with such memorandum and documentation for all transfer and assumption consents granted for Mortgage Loans below the threshold set forth above, but for which the Special Servicer's decision will be sufficient and a
Rating Agency Confirmation is not required. As to any Mortgage Loan that is not a Specially Serviced Mortgage Loan and contains a provision in the nature of a
"due-on-sale" clause, the Special Servicer shall have the rights and duties set forth in Section 8.7(b). The Special Servicer shall be entitled to 100% of all assumption fees in connection with Specially Serviced Mortgage Loans.

          After notice to, and the consent of, the Operating Adviser, or the B
Note holder, if applicable (and subject to the penultimate paragraph of Section
9.39 and any authority of the Special Servicer to act without such consent), the
Special Servicer is also authorized to take or enter into an assignment and assumption agreement from or with the Person to whom such property has been or is about to be conveyed, and/or to release the original Mortgagor from liability upon the Specially Serviced Mortgage Loan and substitute the new Mortgagor as obligor thereon; provided, that except as otherwise permitted by Section 9.5(c), any such assignment and assumption or substitution agreement shall contain no terms that could result in an Adverse REMIC Event. To the extent permitted by law, the Special Servicer shall enter into an assumption or substitution agreement that is required under the related Mortgage Loan documents (either as a matter of right or upon satisfaction of specified conditions) and shall otherwise enter into any assumption or substitution agreement only if the credit status of the prospective new mortgagor and the underwriting of the new mortgagor is in compliance with the Special Servicer's regular commercial mortgage origination or servicing standards and criteria. The Special Servicer shall notify the applicable Master Servicer of any such assignment and assumption or substitution agreement and the Special Servicer shall forward to the Trustee the original of such agreement, which original shall be added by the
Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

          (b) In connection with any assignment and assumption of a Specially
Serviced Mortgage Loan, in no event shall the Special Servicer consent to the creation of any lien on a Mortgaged Property that is senior to, or on a parity with, the lien of the related Mortgage. Nothing in this Section 9.5 shall constitute a waiver of the Trustee's right, as the mortgagee of record, to receive notice of any assignment and assumption of a Specially Serviced Mortgage
Loan, any sale or other transfer of the related Mortgaged Property or the creation of any lien or other encumbrance with respect to such Mortgaged
Property.

          (c) Subject to the Servicing Standard and Sections 9.39 and 9.40, and
the rights and duties of the applicable Master Servicer under Section 8.18, the
Special Servicer may enter into any modification, waiver or amendment
(including, without limitation, the substitution or release of collateral or the pledge of additional collateral) of the terms of any Specially Serviced Mortgage
Loan, including any modification, waiver or amendment to (i) reduce the amounts owing under any Specially Serviced Mortgage Loan by forgiving principal, accrued interest and/or any Prepayment Premium, (ii) reduce the amount of the Scheduled
Payment on any Specially Serviced Mortgage Loan, including by way of a reduction in the related Mortgage Rate, (iii) forbear in the enforcement of any right granted under any Mortgage Note or Mortgage relating to a Specially Serviced
Mortgage Loan, (iv) extend the Maturity Date of any Specially Serviced Mortgage
Loan and/or (v) accept a principal prepayment on any Specially Serviced

                                      -235-

Mortgage Loan during any period during which voluntary Principal Prepayments are prohibited, provided, in the case of any such modification, waiver or amendment, that (A) the related Mortgagor is in default with respect to the Specially
Serviced Mortgage Loan or, in the reasonable judgment of the Special Servicer, such default is reasonably foreseeable, (B) in the reasonable judgment of the
Special Servicer, such modification, waiver or amendment would increase the recovery on the Specially Serviced Mortgage Loan to Certificateholders, the
holder of the related Serviced Companion Mortgage Loan and the holder of the related B Note (as a collective whole) on a net present value basis (the relevant discounting of amounts that will be distributable to
Certificateholders, the holder of the related Serviced Companion Mortgage Loan and the holder of the related B Note (as a collective whole) to be performed at a rate, taking into account the related Mortgage Rate (or, in the case of an A/B
Mortgage Loan, such discounting to be performed at the weighted average of the
Mortgage Rate and the stated mortgage rate on the B Note) and the risk of collection, (C) such modification, waiver or amendment would not cause an
Adverse REMIC Event (including with respect to any securities evidencing interests in any A Note or any B Note) to occur or adversely affect the tax status of any trust including a B Note, and (D) if notice to the Operating
Adviser, or the B Note holder of such modification, waiver or amendment is required pursuant to Section 9.39 or Section 9.40, as applicable, the Special
Servicer has made such notice. The Special Servicer, with respect to any B Note and any Serviced Companion Mortgage Loan that is a Specially Serviced Mortgage
Loan, shall notify the holder of the B Note and the Serviced Companion Mortgage
Loan, as applicable, of any modification of the monthly payments of an A/B
Mortgage Loan or a Loan Pair, as the case may be, and such monthly payments shall be allocated in accordance with the related Intercreditor Agreement or
Loan Pair Intercreditor Agreement, as applicable. All notices, reports and documents sent to the Operating Adviser shall be sent to any B Note holder to the extent that such notices, reports and documents relate to the related A/B
Mortgage Loan.

          In no event, however, shall the Special Servicer (i) extend the
Maturity Date of a Specially Serviced Mortgage Loan beyond a date that is two years prior to the Rated Final Distribution Date or (ii) if the Specially
Serviced Mortgage Loan is secured by a ground lease, extend the Maturity Date of such Specially Serviced Mortgage Loan unless the Special Servicer gives due consideration to the remaining term of such ground lease. The Special Servicer shall not extend the Maturity Date of any Mortgage Loan secured by a Mortgaged
Property covered by a group secured creditor impaired property environmental insurance policy for more than five years beyond such Mortgage Loan's Maturity
Date unless a new Phase I Environmental Report indicates that there is no environmental condition or the Mortgagor obtains, at its expense, an extension of such policy on the same terms and conditions to cover the period through five years past the extended Maturity Date, provided that, (i) if such Mortgage Loan is secured by a ground lease, the Special Servicer shall give due consideration to the remaining term of the ground lease and (ii) in no case shall the Maturity
Date of any such Mortgage Loan be extended past a date that is two years prior to the Rated Final Distribution Date.

          The determination of the Special Servicer contemplated by clause (B)
of the proviso to the first paragraph of this Section 9.5(c) shall be evidenced by an Officer's Certificate certifying the information in the proviso to the first paragraph under this subsection (c).

          (d) In the event the Special Servicer intends to permit a Mortgagor to substitute collateral for all or any portion of a Mortgaged Property pursuant to
Section 9.5(c) or pledge

                                      -236-

additional collateral for the Mortgage Loan pursuant to Section 9.5(c), if the security interest of the Trust, the holder of any Serviced Companion Mortgage
Loan or the holder of any B Note in such collateral would be perfected by possession, or if such collateral requires special care or protection, then prior to agreeing to such substitution or addition of collateral, the Special
Servicer shall make arrangements for such possession, care or protection, and prior to agreeing to such substitution or addition of collateral (or such arrangement for possession, care or protection) shall obtain the prior written consent of the Trustee with respect thereto (which consent shall not be unreasonably withheld, delayed or conditioned); provided, however, that the
Trustee shall not be required (but has the option) to consent to any substitution or addition of collateral or to hold any such collateral which will require the Trustee to undertake any additional duties or obligations or incur any additional expense. Notwithstanding the foregoing, the Special Servicer will not permit a Mortgagor to substitute collateral for any portion of the Mortgaged
Property pursuant to Section 9.5(c) unless it shall have received the Operating
Adviser's consent or the B Note holder's consent, if applicable, or deemed consent (subject to the penultimate paragraph of Section 9.39 or any authority of the Special Servicer to act without such consent) and a Rating Agency
Confirmation in connection therewith, the costs of which to be payable by the related Mortgagor to the extent provided for in the Mortgage Loan documents. If the Mortgagor is not required to pay for the Rating Agency Confirmation, then such expense will be paid by the Trust. The parties hereto acknowledge that if the Trust incurs any Additional Trust Expense associated solely with the release of collateral that is not required to be paid by a Mortgagor pursuant to the related Mortgage Loan documents (and such Additional Trust Expense is not paid by the Mortgagor), including, but not limited to, rating agency fees, then the sole obligation of the related Seller shall be to pay an amount equal to such expense to the extent the related Mortgagor is not required to pay them.
Promptly upon receipt of notice of such unpaid expense, regarding a Specially
Serviced Mortgage Loan, the Special Servicer shall request the related Seller to make such payment by deposit to a Certificate Account.

          (e) The Special Servicer will promptly deliver to the applicable
Master Servicer, the Operating Adviser, the Trustee, the Paying Agent, the
Rating Agencies (and, solely with respect to an A/B Mortgage Loan, the related B
Note Holder) a notice, specifying any such assignments and assumptions, modifications, waivers or amendments, such notice identifying the affected
Specially Serviced Mortgage Loan. Such notice shall set forth the reasons for such waiver, modification, or amendment (including, but not limited to, information such as related income and expense statements, rent rolls, occupancy status, property inspections, and an internal or external appraisal performed in accordance with MAI standards and methodologies (and, if done externally, the cost of such appraisal shall be recoverable as a Servicing Advance subject to the provisions of Section 4.4 hereof)). The Special Servicer shall also deliver to the Trustee (or the Custodian), for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment promptly following the execution thereof.

          (f) No fee described in this Section shall be collected by the Special
Servicer from the Mortgagor (or on behalf of the Mortgagor) in conjunction with any consent or any modification, waiver or amendment of the Mortgage Loan if the collection of such fee would cause such consent, modification, waiver or amendment to be a "significant modification" of the Mortgage Note within the meaning of Treasury Regulation Section 1.860G-2(b). Subject to the foregoing, the Special Servicer shall use its reasonable efforts, in accordance with the
Servicing Standard, to collect any modification fees and other expenses connected with a permitted

                                      -237-

modification of a Mortgage Loan from the Mortgagor. The inability of the
Mortgagor to pay any costs and expenses of a proposed modification shall not impair the right of the Special Servicer, the applicable Master Servicer or the
Trustee to be reimbursed by the Trust for such expenses (including any cost and expense associated with the Opinion of Counsel referred to in this Section).

          (g) The Special Servicer shall cooperate with the applicable Master
Servicer (as provided in Section 8.7) in connection with assignments and assumptions of Mortgage Loans that are not Specially Serviced Mortgage Loans, and shall be entitled to receive 50% of any assumption fee paid by the related
Mortgagor in connection with an assignment and assumption executed pursuant to
Section 8.7(a) and 50% of any assumption fee paid by the related Mortgagor in connection with an assignment and assumption executed pursuant to Section
8.7(b). The Special Servicer shall be entitled to 100% of any assumption fee received in connection with a Specially Serviced Mortgage Loan.

          (h) Notwithstanding anything herein to the contrary, (i) the Special
Servicer shall not have any right or obligation to consult with or to seek and/or obtain consent or approval from the Operating Adviser prior to acting, and provisions of this Agreement requiring such shall be of no effect, if the
Operating Adviser resigns or is removed, during the period following such resignation or removal until a replacement is elected and (ii) no advice, direction or objection from or by the Operating Adviser, as contemplated by this
Agreement, may (and the Special Servicer shall ignore and act without regard to any such advice, direction or objection that the Special Servicer has determined, in its reasonable good faith judgment would) (A) require or cause the Special Servicer to violate applicable law, the terms of any Mortgage Loan, any provision of this Agreement or the REMIC Provisions, including the Special
Servicer's obligation to act in accordance with the Servicing Standard, (B)
result in an Adverse REMIC Event with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to the Excess Interest Grantor Trust, (C)
expose the Trust, the Depositor, any Master Servicer, the Special Servicer, the
Fiscal Agent, the Paying Agent or the Trustee, or any of their respective
Affiliates, officers, directors, employees or agents, to any material claim, suit or liability, or (D) materially expand the scope of the Special Servicer's responsibilities under this Agreement.

          (i) If any Specially Serviced Mortgage Loan which contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms:

               (i) provides that such Mortgage Loan shall (or may at the
     mortgagee's option) become due and payable upon the creation of any additional lien or other encumbrance on the related Mortgaged Property or a lien on an ownership interest in the Mortgagor; or

               (ii) requires the consent of the mortgagee to the creation of any such additional lien or other encumbrance on the related Mortgaged Property or a lien on an ownership interest in the Mortgagor,

then, for so long as such Mortgage Loan is included in the Trust, the Special
Servicer, on behalf of the Trustee as the mortgagee of record, shall, with the consent or deemed consent of the Operating Adviser or if applicable, the B Note holder (subject to the penultimate paragraph of Section 9.39 or any authority of the Special Servicer to act without such consent), exercise (or,

                                      -238-

subject to Section 9.5, waive its right to exercise) any right it may have with respect to such Mortgage Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to the creation of any such additional lien or other encumbrance, in a manner consistent with the Servicing Standard. Prior to waiving the effect of such provision with respect to a Mortgage Loan, the
Special Servicer shall obtain Rating Agency Confirmation regarding such waiver;
provided, however, that such Rating Agency Confirmation shall only be required if the applicable Mortgage Loan (x) represents 2% or more of the Principal
Balance of all of the Mortgage Loans held by the Trust, has a Principal Balance of more than $20,000,000 or is one of the 10 largest Mortgage Loans based on
Principal Balance or (y) has a Loan-to-Value Ratio (which includes the indebtedness to be secured by such additional lien or other encumbrance and any other loans secured by the related Mortgaged Property or interests in the related Mortgagor) that is greater than or equal to 85% or a Debt Service
Coverage Ratio (which includes debt service on the indebtedness to be secured by such additional lien or other encumbrance and any other loans secured by the related Mortgaged Property or interests in the related Mortgagor) that is less than 1.2x.

          SECTION 9.6 RELEASE OF MORTGAGE FILES.

          (a) Upon becoming aware of the payment in full of any Specially
Serviced Mortgage Loan, or the receipt by the Special Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, or the complete defeasance of a Mortgage Loan, the Special Servicer will immediately notify the applicable Master Servicer. The Special Servicer shall determine, in accordance with the Servicing Standard, whether an instrument of satisfaction shall be delivered and, if the Special Servicer determines that such instrument should be delivered, the Special Servicer shall deliver written approval of such delivery to the applicable Master Servicer.

          (b) From time to time and as appropriate for the servicing or foreclosure of any Specially Serviced Mortgage Loan or the management of the related REO Property and in accordance with the Servicing Standard, the Trustee shall execute or cause to be executed such documents as shall be prepared and furnished to the Trustee by a Special Servicing Officer (in form reasonably acceptable to the Trustee) and as are necessary for such purposes. The Trustee or Custodian shall, upon request of the Special Servicer and delivery to the
Trustee or Custodian of a request for release signed by a Special Servicing
Officer substantially in the form of Exhibit C, release the related Mortgage
File to the Special Servicer. After the transfer of servicing with respect to any Specially Serviced Mortgage Loan to the Special Servicer, in accordance with the Servicing Standard, the applicable Master Servicer shall notify, in writing, the Mortgagor under each Specially Serviced Mortgage Loan transferred to the
Special Servicer, of such transfer.

          (c) The Special Servicer shall send notification in writing, to the applicable Master Servicer to request any documents and instruments in the possession of such Master Servicer related to any Specially Serviced Mortgage
Loan.

          (d) The Special Servicer shall, with respect to any Rehabilitated
Mortgage Loan, release to the applicable Master Servicer all documents and instruments in the possession of the Special Servicer related to such
Rehabilitated Mortgage Loan. Prior to the transfer of servicing with respect to any Rehabilitated Mortgage Loan to such Master Servicer in accordance

                                      -239-

with the Servicing Standard, the Special Servicer shall notify, in writing, each
Mortgagor under each Rehabilitated Mortgage Loan of such transfer.

          SECTION 9.7 DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF SPECIAL
SERVICER TO BE HELD FOR THE TRUSTEE.

          (a) The Special Servicer shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Special
Servicer as from time to time are required by the terms hereof to be delivered to the Trustee. Any funds received by the Special Servicer in respect of any
Specially Serviced Mortgage Loan or any REO Property or which otherwise are collected by the Special Servicer as Liquidation Proceeds, Condemnation Proceeds
or Insurance Proceeds in respect of any Specially Serviced Mortgage Loan or any
REO Property shall be transmitted to the applicable Master Servicer within one
Business Day of receipt to the applicable Certificate Account, except that if such amounts relate to REO Income, they shall be deposited in the REO Account.
The Special Servicer shall provide access to information and documentation regarding the Specially Serviced Mortgage Loans to the Trustee, the applicable
Master Servicer, the Fiscal Agent, the Paying Agent, Operating Adviser, the B
Note holder, if applicable, and their respective agents and accountants at any time upon reasonable written request and during normal business hours, provided that the Special Servicer shall not be required to take any action or provide any information that the Special Servicer determines will result in any material cost or expense to which it is not entitled to reimbursement hereunder or will result in any material liability for which it is not indemnified hereunder;
provided further that the Trustee and the Paying Agent shall be entitled to receive from the Special Servicer all such information as the Trustee and the
Paying Agent shall reasonably require to perform their respective duties hereunder. In fulfilling such a request, the Special Servicer shall not be responsible for determining whether such information is sufficient for the
Trustee's, the applicable Master Servicer's, the Fiscal Agent's, the Paying
Agent's or the Operating Adviser's, or the B Note holder's, if applicable purposes.

          (b) The Special Servicer hereby acknowledges that the Trust (and/or the holder of the related B Note, if an A/B Mortgage Loan is involved and/or the holder of the related Serviced Companion Mortgage Loan, if a Loan Pair is involved) owns the Specially Serviced Mortgage Loans and all Mortgage Files
representing such Specially Serviced Mortgage Loans and all funds now or hereafter held by, or under the control of, the Special Servicer that are collected by the Special Servicer in connection with the Specially Serviced
Mortgage Loans (but excluding any Special Servicer Compensation and all other amounts to which the Special Servicer is entitled hereunder); and the Special
Servicer agrees that all documents or instruments constituting part of the
Mortgage Files, and such funds relating to the Specially Serviced Mortgage Loans which come into the possession or custody of, or which are subject to the control of, the Special Servicer, shall be held by the Special Servicer for and on behalf of the Trust (or the holder of the related B Note, if an A/B Mortgage
Loan is involved or the holder of the related Serviced Companion Mortgage Loan, if a Loan Pair is involved).

          (c) The Special Servicer also agrees that it shall not create, incur or subject any Specially Serviced Mortgage Loans, or any funds that are required to be deposited in any REO Account to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, nor assert by legal action or otherwise any claim or right of setoff against any

                                      -240-

Specially Serviced Mortgage Loan or any funds, collected on, or in connection with, a Specially Serviced Mortgage Loan.

          SECTION 9.8 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SPECIAL
SERVICER.

          (a) The Special Servicer hereby represents and warrants to and covenants with the Trustee, as of the Closing Date:

               (i) the Special Servicer is duly organized, validly existing and in good standing as a limited liability company under the laws of the
Commonwealth of Massachusetts, and shall be in compliance with the laws of each
State in which any Mortgaged Property (including any REO Property) which is, or is related to a Specially Serviced Mortgage Loan is located to the extent necessary to perform its obligations under this Agreement, except where the failure to so qualify or comply would not adversely affect the Special
Servicer's ability to perform its obligations hereunder in accordance with the terms of this Agreement;

               (ii) the Special Servicer has the full power and authority to execute, deliver, perform, and to enter into and consummate all transactions and obligations contemplated by this Agreement. The Special Servicer has duly and validly authorized the execution, delivery and performance by it of this
Agreement and this Agreement has been duly executed and delivered by the Special
Servicer; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor, the Trustee, the Fiscal Agent, the Paying
Agent and the Master Servicers, evidences the valid and binding obligation of the Special Servicer enforceable against the Special Servicer in accordance with its terms subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, receivership and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

               (iii) the execution and delivery of this Agreement by the Special
Servicer, the consummation by the Special Servicer of the transactions contemplated hereby, and the fulfillment of or compliance by the Special
Servicer with the terms and conditions of this Agreement will not (1) result in a breach of any term or provision of its articles of organization or (2)
conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or any law, governmental rule, regulation, or judgment, decree or order applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects its ability to perform its obligations under this Agreement;

               (iv) no litigation is pending or, to the best of the Special
Servicer's knowledge, threatened, against it, the outcome of which, in the
Special Servicer's reasonable judgment, could reasonably be expected to materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof; and

                                      -241-

               (v) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by it of, or compliance by it with, this Agreement, or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same or will obtain the same prior to the time necessary to perform its obligations under this Agreement, and, except to the extent in the case of performance, that its failure to be qualified as a foreign corporation or licensed in one or more states is not necessary for the performance by it of its obligations hereunder.

          (b) It is understood that the representations and warranties set forth in this Section 9.8 shall survive the execution and delivery of this Agreement.

          (c) Any cause of action against the Special Servicer arising out of the breach of any representations and warranties made in this Section shall accrue upon the giving of written notice to the Special Servicer by any of the
Trustee, a Master Servicer, the Paying Agent or the Fiscal Agent. The Special
Servicer shall give prompt notice to the Trustee, the Fiscal Agent, the Paying
Agent, the Depositor, the Operating Adviser, the B Note holder, if applicable, and the Master Servicers of the occurrence, or the failure to occur, of any event that, with notice, or the passage of time or both, would cause any representation or warranty in this Section to be untrue or inaccurate in any respect.

          SECTION 9.9 STANDARD HAZARD, FLOOD AND COMPREHENSIVE GENERAL LIABILITY
INSURANCE POLICIES.

          (a) For all REO Properties (other than REO Properties relating to
Non-Serviced Mortgage Loans), the Special Servicer shall use reasonable efforts, consistent with the Servicing Standard, to maintain with a Qualified Insurer (A)
a Standard Hazard Insurance Policy (that, if the terms of the related Mortgage
Loan documents and the related Mortgage so require, contains no exclusion as to any Act or Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of
2002) which does not provide for reduction due to depreciation in an amount which is not less than the full replacement cost of the improvements of such REO
Property or in an amount not less than the unpaid Principal Balance plus all unpaid interest and the cumulative amount of Servicing Advances (plus Advance
Interest) made with respect to such Mortgage Loan, any related B Note and
Serviced Companion Mortgage Loan, whichever is less, but, in any event, in an amount sufficient to avoid the application of any co-insurance clause and (B)
any other insurance coverage for such REO Property which the related Mortgagor was required to maintain for the related Mortgaged Property under the related
Mortgage, subject, as to earthquake insurance, to the second sentence following this sentence. If the improvements to the Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management Agency as
having special flood hazards (and such flood insurance has been made available), the Special Servicer shall maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in an amount representing coverage equal to the lesser of the then outstanding
Principal Balance of the Specially Serviced Mortgage Loan and unpaid Advances
(plus Advance Interest) and the maximum insurance coverage required under such current guidelines. It is understood and agreed that the Special Servicer has no obligation to obtain earthquake or other additional insurance on REO Property, except as required by law or, with respect to insurance other than earthquake insurance, as set forth in clause (B) of the first

                                      -242-

sentence of this Section 9.9(a) and, nevertheless, at its sole option and at the
Trust's expense, it (if required at origination and is available at commercially reasonable rates) may obtain such earthquake insurance. The Special Servicer shall use its reasonable efforts, consistent with the Servicing Standard, to obtain a comprehensive general liability insurance policy for all REO
Properties. The Special Servicer shall, to the extent available at commercially reasonable rates (as determined by the Special Servicer in accordance with the
Servicing Standard) and to the extent consistent with the Servicing Standard, use its reasonable efforts to maintain a Rent Loss Policy covering revenues for a period of at least twelve months and a comprehensive general liability policy with coverage comparable to prudent lending requirements in an amount not less than $1 million per occurrence. All applicable policies required to be maintained by the Special Servicer pursuant to this Section 9.9(a) shall name the Trustee as loss payee and be endorsed with a standard mortgagee clause. The costs of such insurance shall be a Servicing Advance, subject to the provisions of Section 4.4 hereof.

          (b) Any amounts collected by the Special Servicer under any insurance policies maintained pursuant to this Section 9.9 (other than amounts to be applied to the restoration or repair of the REO Property) shall be deposited into the applicable REO Account. Any cost incurred in maintaining the insurance required hereby for any REO Property shall be a Servicing Advance, subject to the provisions of Section 4.4 hereof.

          (c) Notwithstanding the above, the Special Servicer shall not be required in any event to maintain or obtain insurance coverage beyond what is reasonably available on commercially reasonable terms at a cost customarily acceptable (in each case, as determined by the Special Servicer, which shall be entitled to rely, at its sole expense, on insurance consultants in making such determination, consistent with the Servicing Standard) and consistent with the
Servicing Standard; provided that, the Special Servicer will be required to maintain insurance against property damages resulting from terrorism or similar acts if the terms of the related Mortgage Loan documents so require unless the
Special Servicer determines that (i) such insurance is not available at any rate or (ii) such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related Mortgaged Property and located in or around the region in which such related Mortgaged Property is located. The Special Servicer shall notify the Trustee of any such determination.

          (d) The Special Servicer shall conclusively be deemed to have satisfied its obligations as set forth in this Section 9.9 either (i) if the
Special Servicer shall have obtained and maintained a master force placed or blanket insurance policy insuring against hazard losses on all of the applicable
Mortgage Loans, any Serviced Companion Mortgage Loan and any B Note serviced by it, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers consistent with the Servicing Standard, and provided that such policy is issued by a Qualified Insurer with a minimum claims paying ability rating of at least "A" by Fitch, "A" by S&P and "A(low)" by DBRS
(or, if not rated by DBRS, an equivalent rating (such as those listed above for
Fitch and S&P) by at least two nationally recognized statistical rating organizations), or otherwise approved by the Rating Agencies or (ii) if the
Special Servicer, provided that the rating of such Person's long-term debt is not less than "A" by Fitch, "A" by S&P and "A(low)" by DBRS (or, if not rated by
DBRS, an equivalent rating (such as those listed above for Fitch and

                                      -243-

S&P) by at least two nationally recognized statistical rating organizations), self-insures for its obligations as set forth in the first paragraph of this
Section 9.9. In the event that the Special Servicer shall cause any Mortgage
Loan, Serviced Companion Mortgage Loan and B Note to be covered by such a master force placed or blanket insurance policy, the incremental cost of such insurance allocable to such Mortgage Loan, Serviced Companion Mortgage Loan and B Note
(i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgage Loan is then covered thereby), if not borne by the related
Mortgagor, shall be paid by the Special Servicer as a Servicing Advance, subject to the provisions of Section 4.4 hereof. If such policy contains a deductible clause, the Special Servicer shall, if there shall not have been maintained on the related Mortgaged Property a policy complying with this Section 9.9 and there shall have been a loss that would have been covered by such policy, deposit in a Certificate Account the amount not otherwise payable under such master force placed or blanket insurance policy because of such deductible clause to the extent that such deductible exceeds (i) the deductible under the related Mortgage Loan, A/B Mortgage Loan or Serviced Companion Mortgage Loan or
(ii) if there is no deductible limitation required under the Mortgage Loan, A/B
Mortgage Loan or Serviced Companion Mortgage Loan, the deductible amount with respect to insurance policies generally available on properties similar to the related Mortgaged Property which is consistent with the Servicing Standard, and deliver to the Trustee an Officer's Certificate describing the calculation of such amount. In connection with its activities as administrator and servicer of the Mortgage Loans, any Serviced Companion Mortgage Loan and any B Note, the
Special Servicer agrees to present, on its behalf and on behalf of the Trustee, claims under any such master force placed or blanket insurance policy.

          SECTION 9.10 PRESENTMENT OF CLAIMS AND COLLECTION OF PROCEEDS. The
Special Servicer will prepare and present or cause to be prepared and presented on behalf of the Trustee all claims under the Insurance Policies with respect to
REO Property, and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to recover under such policies. Any proceeds disbursed to the Special Servicer in respect of such policies shall be promptly remitted to a Certificate Account, upon receipt, except for any amounts realized that are to be applied to the repair or restoration of the applicable REO Property in accordance with the
Servicing Standard. Any extraordinary expenses (but not ordinary and routine or anticipated expenses) incurred by the Special Servicer in fulfilling its obligations under this Section 9.10 shall be paid by the Trust.

          SECTION 9.11 COMPENSATION TO THE SPECIAL SERVICER.

          (a) As compensation for its activities hereunder, the Special Servicer shall be entitled to (i) the Special Servicing Fee, (ii) the Liquidation Fee and
(iii) the Work-Out Fee. Such amounts, if any, collected by the Special Servicer from the related Mortgagor shall be transferred by the Special Servicer to the applicable Master Servicer within one Business Day of receipt thereof, and deposited by the applicable Master Servicer in the applicable Certificate
Account. The Special Servicer shall be entitled to receive a Liquidation Fee from the Liquidation Proceeds received in connection with a final disposition of a Specially Serviced Mortgage Loan or REO Property in whole or in part (whether arising pursuant to a sale, condemnation or otherwise). With respect to each REO
Mortgage Loan that is a successor to a Mortgage Loan secured by two or more
Mortgaged Properties, the reference to "REO Property" in the preceding sentence shall be construed on a property-by-property basis to refer separately to the acquired real property that is a

                                      -244-

successor to each of such Mortgaged Properties, thereby entitling the Special
Servicer to a Liquidation Fee from the Liquidation Proceeds received in connection with a final disposition of, and Condemnation Proceeds received in connection with, each such acquired property as the Liquidation Proceeds related to that property are received. The Special Servicer shall also be entitled to additional special servicing compensation of an amount equal to the excess, if any, of the aggregate Prepayment Interest Excess relating to Mortgage Loans which are Specially Serviced Mortgage Loans which have received voluntary
Principal Prepayments not from Liquidation Proceeds or from modifications of
Specially Serviced Mortgage Loans for each Distribution Date over the aggregate
Prepayment Interest Shortfalls for such Mortgage Loans for such Distribution
Date. If the Special Servicer resigns or is terminated for any reason, it shall retain the right to receive any Work-Out Fees payable on Mortgage Loans that became Rehabilitated Mortgage Loans while it acted as Special Servicer and remained Rehabilitated Mortgage Loans at the time of such resignation or termination for so long as such Mortgage Loan remains a Rehabilitated Mortgage
Loan.

          (b) The Special Servicer shall be entitled to cause the applicable
Master Servicer to withdraw (i) from the applicable Certificate Account, the
Special Servicer Compensation in respect of each Mortgage Loan (but not a B
Note), (ii) from any Serviced Companion Mortgage Loan Custodial Account, the
Special Servicer Compensation to the extent related solely to the related
Serviced Companion Mortgage Loan and (iii) from any A/B Loan Custodial Account, the Special Servicer Compensation to the extent related solely to the related B
Note, in the time and manner set forth in Section 5.2 of this Agreement. The
Special Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as expressly provided in this Agreement.

          (c) Additional Special Servicer Compensation in the form of net interest or income on any REO Account, assumption fees, extension fees, servicing fees, Modification Fees, forbearance fees, Late Fees and default interest (net of amounts used to pay Advance Interest) or other usual and customary charges and fees actually received from the Mortgagor in connection with any Specially Serviced Mortgage Loan shall be retained by the Special
Servicer, to the extent not required to be deposited in a Certificate Account pursuant to the terms of this Agreement (other than any such fees payable in connection with any Non-Serviced Mortgage Loan). The Special Servicer shall be entitled to, and the applicable Master Servicer shall forward to the Special
Servicer, 50% of any Modification Fees collected with respect to a consent, waiver, modification or amendment executed or granted by such Master Servicer if the approval or consent of the Special Servicer was required in connection therewith. The Special Servicer shall be entitled to retain 100% of any
Modification Fee or extension fee that is actually paid by the related Borrower in connection with an extension of the maturity date of a Mortgage Loan (that is not a Specially Serviced Mortgage Loan) approved or consented to by the Special
Servicer in accordance with Section 8.18(a)(ii), unless such approval or consent of the Special Servicer is to an extension contemplated by the third sentence of
Section 8.18(a)(ii), in which case the Special Servicer shall be entitled to only 50% of such extension fee and the applicable Master Servicer shall be entitled to the other 50%. The Special Servicer shall also be permitted to receive 50% of all assumption fees collected with respect to Mortgage Loans that are not Specially Serviced Mortgage Loans as provided in Section 8.7(a) and
8.7(b) and 100% of all assumption fees collected with respect to Mortgage Loans that are Specially Serviced Mortgage Loans as provided

                                      -245-

in Section 9.5(a) (other than any such fees payable in connection with any
Non-Serviced Mortgage Loan). To the extent any component of Special Servicer
Compensation is in respect of amounts usually and customarily paid by
Mortgagors, the Special Servicer shall use reasonable good faith efforts to collect such amounts from the related Mortgagor, and to the extent so collected, in full or in part, the Special Servicer shall not be entitled to compensation for the portion so collected therefor hereunder out of the Trust.

          SECTION 9.12 REALIZATION UPON DEFAULTED MORTGAGE LOANS.

          (a) The Special Servicer, in accordance with the Servicing Standard and subject to Section 9.4(a) and Section 9.36, shall use its reasonable efforts to foreclose upon, repossess or otherwise comparably convert the ownership of
Mortgaged Properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments of such Mortgage Loan, the sale of such Mortgage Loan in accordance with this Agreement or the modification of such Mortgage Loan in accordance with this Agreement. In connection with such foreclosure or other conversion of ownership, the Special Servicer shall follow the Servicing Standard. The foregoing is subject to the proviso that the Special
Servicer shall not request that the applicable Master Servicer make a Servicing
Advance for Liquidation Expenses that would be a Nonrecoverable Advance unless the Special Servicer determines that such Servicing Advance is in the best interest of the Certificateholders (and in the case of any A/B Mortgage Loan, the holder of the related B Note and the Trust as a collective whole and in the case of any Loan Pair, the holder of the related Serviced Companion Mortgage
Loan and the Trust as a collective whole).

          (b) The Special Servicer shall not acquire any personal property relating to any Specially Serviced Mortgage Loan pursuant hereto unless either:

               (i) such personal property is incidental to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special
Servicer; or

               (ii) the Special Servicer shall have received a
Nondisqualification Opinion (the cost of which shall be reimbursed by the Trust)
to the effect that the holding of such personal property by any REMIC Pool will not cause the imposition of a tax on any REMIC Pool under the Code or cause any
REMIC Pool to fail to qualify as a REMIC.

          (c) Notwithstanding anything to the contrary in this Agreement, the
Special Servicer shall not, on behalf of the Trust, obtain title to a Mortgaged
Property as a result of or in lieu of foreclosure or otherwise, and shall not otherwise acquire possession of, or take any other action with respect to, any
Mortgaged Property, if, as a result of any such action the Trust, or any trust that holds a Serviced Companion Mortgage Loan would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA, or any applicable comparable federal, state or local law, or a "discharger" or "responsible party"
thereunder, unless the Special Servicer has also previously determined in accordance with the Servicing Standard, based on a Phase I Environmental Report prepared by a Person (who may be an employee or affiliate of the applicable
Master Servicer or the Special Servicer) who regularly conducts environmental site assessments in accordance with

                                      -246-

the standards of FNMA in the case of multi-family mortgage loans and customary servicing practices in the case of commercial loans for environmental assessments, which report shall be delivered to the Trustee, that:

               (i) such Mortgaged Property is in compliance with applicable
Environmental Laws or, if not, after consultation with an environmental expert that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery on a net present value basis than not taking such actions;

               (ii) taking such actions as are necessary to bring the Mortgaged
Property in compliance with applicable Environmental Laws is reasonably likely to produce a greater recovery on a net present value basis than pursuing a claim under the Environmental Insurance Policy; and

               (iii) there are no circumstances or conditions present or
threatened at such Mortgaged Property relating to the use, management, disposal or release of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, removal, clean-up or remediation could be required under any federal, state or local law or regulation, or that, if any such materials are present for which such action could be required, after consultation with an environmental expert taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a net present value basis than not taking such actions (after taking into account the projected costs of such actions); provided, however, that such compliance pursuant to clause (i)
and (ii) above or the taking of such action pursuant to this clause (iii) shall only be required to the extent that the cost thereof is a Servicing Advance of the applicable Master Servicer or the Special Servicer pursuant to this
Agreement, subject to the provisions of Section 4.4 hereof.

          (d) The cost of the Phase I Environmental Report contemplated by
Section 9.12(c) may be treated as a Liquidation Expense, or in the event the related Specially Serviced Mortgage Loan is not liquidated and a Final Recovery
Determination has been made with respect to such Specially Serviced Mortgage
Loan, the applicable Master Servicer shall treat such cost as a Servicing
Advance subject to the provisions of Section 4.4 hereof; provided that, in the latter event, the Special Servicer shall use its good faith reasonable business efforts to recover such cost from the Mortgagor in connection with the curing of the default under the Specially Serviced Mortgage Loan.

          (e) If the Special Servicer determines, pursuant to Section 9.12(c), that taking such actions as are necessary to bring any Mortgaged Property into compliance with applicable Environmental Laws, or taking such actions with respect to the containment, removal, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, is not reasonably likely to produce a greater recovery on a net present value basis than not taking such actions
(after taking into account the projected costs of such actions) or than not pursuing a claim under the Environmental Insurance Policy, then the Special
Servicer shall take such action as it deems to be in the best economic interest of the Trust (and the holder of the related B Note if in connection with an A/B
Mortgage Loan and the holder of the related Serviced Companion Mortgage Loan if in connection with a Loan Pair, taken as a collective whole), including, without limitation, releasing the lien of the

                                      -247-

related Mortgage. If the Special Servicer determines that a material possibility exists that Liquidation Expenses with respect to Mortgaged Property (taking into account the cost of bringing it into compliance with applicable Environmental
Laws) would exceed the Principal Balance of the related Mortgage Loan, the
Special Servicer shall not attempt to bring such Mortgaged Property into compliance and shall not acquire title to such Mortgaged Property unless it has received the written consent of the Trustee to such action.

          (f) The Special Servicer shall have the right to determine, in accordance with the Servicing Standard, the advisability of maintaining any action with respect to any Specially Serviced Mortgage Loan, including, without limitation, any action to obtain a deficiency judgment with respect to any
Specially Serviced Mortgage Loan.

          SECTION 9.13 FORECLOSURE. In the event that the Trust obtains, through foreclosure on a Mortgage or otherwise, the right to receive title to a
Mortgaged Property, the Special Servicer, as its agent, shall direct the appropriate party to deliver title to the REO Property to the Trustee or its nominee.

          The Special Servicer may consult with counsel to determine when an
Acquisition Date shall be deemed to occur under the REMIC Provisions with respect to the Mortgaged Property, the expense of such consultation being treated as a Servicing Advance related to the foreclosure, subject to the provisions of Section 4.4 hereof. The Special Servicer, on behalf of the Trust
(and the holder of the related B Note if in connection with an A/B Mortgage Loan and the holder of the related Serviced Companion Mortgage Loan if in connection with a Loan Pair), shall sell the REO Property expeditiously, but in any event within the time period, and subject to the conditions, set forth in Section
9.15. Subject to Section 9.15, the Special Servicer shall manage, conserve, protect and operate the REO Property for the holders of beneficial interests in the Trust (and the holder of the related B Note if in connection with an A/B
Mortgage Loan and the holder of the related Serviced Companion Mortgage Loan if in connection with a Loan Pair) solely for the purpose of its prompt disposition and sale.

          SECTION 9.14 OPERATION OF REO PROPERTY

          (a) The Special Servicer shall segregate and hold all funds collected and received in connection with the operation of each REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to each REO Property one or more accounts held in trust for the benefit of the Certificateholders (and the holder of the related B Note if in connection with an A/B Mortgage Loan and the holder of the related Serviced
Companion Mortgage Loan if in connection with a Loan Pair) in the name of
"LaSalle Bank National Association, as Trustee for the Holders of Morgan Stanley
Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2005-HQ6,
the holder of any Serviced Companion Mortgage Loan and the holder of any B Note as their interests may appear [name of Property Account]" (each, an "REO
Account"), which shall be an Eligible Account. Amounts in any REO Account shall be invested in Eligible Investments. The Special Servicer shall deposit all funds received with respect to an REO Property in the applicable REO Account within two days of receipt. The Special Servicer shall account separately for funds received or expended with respect to each REO Property. All funds in each
REO Account may be invested only in Eligible Investments. The Special Servicer shall notify the Trustee and the applicable Master Servicer in

                                      -248-

writing of the location and account number of each REO Account and shall notify the Trustee prior to any subsequent change thereof.

          (b) On or before each Special Servicer Remittance Date, the Special
Servicer shall withdraw from each REO Account and deposit in a Certificate
Account, the REO Income received or collected during the Collection Period immediately preceding such Special Servicer Remittance Date on or with respect to the related REO Properties and reinvestment income thereon; provided, however, that (i) the Special Servicer may retain in such REO Account such portion of such proceeds and collections as may be necessary to maintain in the
REO Account sufficient funds for the proper operation, management and maintenance of the related REO Property, including, without limitation, the creation of reasonable reserves for repairs, replacements, and necessary capital improvements and other related expenses. The Special Servicer shall notify the applicable Master Servicer of all such deposits (and the REO Properties to which the deposits relate) made into a Certificate Account and (ii) the Special
Servicer shall be entitled to withdraw from the REO Account and pay itself as additional Special Servicing Compensation any interest or net reinvestment income earned on funds deposited in the REO Account. The amount of any losses incurred in respect of any such investments shall be for the account of the
Special Servicer which shall deposit the amount of such loss (to the extent not offset by income from other investments) in the REO Account, out of its own funds immediately as realized. If the Special Servicer deposits in any REO
Account any amount not required to be deposited therein, it may at any time withdraw such amount from the REO Account, any provision herein to the contrary notwithstanding.

          (c) If the Trust acquires the Mortgaged Property, the Special Servicer shall have full power and authority, in consultation with the Operating Adviser, and subject to the specific requirements and prohibitions of this Agreement and any applicable consultation rights of the holder of the related B Note relating to an A/B Mortgage Loan, to do any and all things in connection therewith as are consistent with the Servicing Standard, subject to the REMIC Provisions, and in such manner as the Special Servicer deems to be in the best interest of the
Trust (and in the case of any A/B Mortgage Loan, the holder of the related B
Note and the Trust as a collective whole and in the case of any Loan Pair, the holder of the related Serviced Companion Mortgage Loan and the Trust as a collective whole), and, consistent therewith, may advance from its own funds to pay for the following items (which amounts shall be reimbursed by the applicable
Master Servicer or the Trust subject to Sections 4.4 in accordance with Section
4.6(e)), to the extent such amounts cannot be paid from REO Income:

               (i) all insurance premiums due and payable in respect of such REO
Property;

               (ii) all real estate taxes and assessments in respect of such REO
Property that could result or have resulted in the imposition of a lien thereon;
and

               (iii) all costs and expenses necessary to maintain, operate, lease and sell such REO Property (other than capital expenditures).

          (d) The Special Servicer may, and to the extent necessary to (i)
preserve the status of the REO Property as "foreclosure property" under the
REMIC Provisions or (ii) avoid

                                      -249-

the imposition of a tax on "income from nonpermitted assets" within the meaning of the REMIC Provisions, shall contract with any Independent Contractor for the operation and management of the REO Property, provided that:

               (i) the terms and conditions of any such contract shall not be inconsistent herewith;

               (ii) the terms of such contract shall be consistent with the provisions of Section 856 of the Code and Treasury Regulation Section
1.856-4(b)(5);

               (iii) only to the extent consistent with (ii) above, any such contract shall require, or shall be administered to require, that the
Independent Contractor (A) pay all costs and expenses incurred in connection with the operation and management of such Mortgaged Property underlying the REO
Property and (B) deposit on a daily basis all amounts payable to the Trust in accordance with the contract between the Trust and the Independent Contractor in an Eligible Account;

               (iv) none of the provisions of this Section 9.14 relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations to the Trustee with respect to the operation and management of any such REO
Property;

               (v) if the Independent Contractor is an Affiliate of the Special
Servicer, the consent of the Operating Adviser and a Nondisqualification Opinion
must be obtained; and

               (vi) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

          The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for the Trust (or, if applicable, the holder of a B Note or a Serviced Companion Mortgage Loan)
pursuant to this subsection (d) for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. All fees of the Independent Contractor
(other than fees paid for performing services within the ordinary duties of a
Special Servicer which shall be paid by the Special Servicer) shall be paid from the income derived from the REO Property. To the extent that the income from the
REO Property is insufficient, such fees shall be advanced by the applicable
Master Servicer or the Special Servicer as a Servicing Advance, subject to the provisions of Section 4.4 and Section 4.6(e) hereof.

          (e) Notwithstanding any other provision of this Agreement, the Special
Servicer shall not rent, lease, or otherwise earn income on behalf of the Trust or the beneficial owners thereof with respect to REO Property which might cause the REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (without giving effect to the final sentence thereof) or result in the receipt by any REMIC of any "income from nonpermitted assets" within the meaning of Section 860F(a)(2) of the Code or any "net income from foreclosure property" which is subject to tax under the REMIC Provisions unless

                                      -250-

(i) the Trustee and the Special Servicer have received an Opinion of Counsel (at the Trust's sole expense) to the effect that, under the REMIC Provisions and any relevant proposed legislation, any income generated for REMIC I by the REO
Property would not result in the imposition of a tax upon REMIC I or (ii) in accordance with the Servicing Standard, the Special Servicer determines the income or earnings with respect to such REO Property will offset any tax under the REMIC Provisions relating to such income or earnings and will maximize the net recovery from the REO Property to the Certificateholders (and, if applicable, the holder of a B Note or a Serviced Companion Mortgage Loan), as a
collective whole. The Special Servicer shall notify the Trustee, the Paying
Agent and the applicable Master Servicer of any election by it to incur such tax, and the Special Servicer (i) shall hold in escrow in an Eligible Account an amount equal to the tax payable thereby from revenues collected from the related
REO Property, (ii) provide the Paying Agent with all information for the Paying
Agent to file the necessary tax returns in connection therewith and (iii) upon request from the Paying Agent, pay from such account to the Paying Agent the amount of the applicable tax. The Paying Agent shall file the applicable tax returns based on the information supplied by the Special Servicer and pay the applicable tax from the amounts collected by the Special Servicer.

          Subject to, and without limiting the generality of the foregoing, the
Special Servicer, on behalf of the Trust, shall not:

               (i) permit the Trust to enter into, renew or extend any New Lease with respect to the REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

               (ii) permit any amount to be received or accrued under any New
Lease other than amounts that will constitute Rents from Real Property;

               (iii) authorize or permit any construction on the REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

               (iv) Directly Operate, other than through an Independent
Contractor, or allow any other Person to Directly Operate, other than through an
Independent Contractor, the REO Property on any date more than 90 days after the
Acquisition Date; unless, in any such case, the Special Servicer has requested and received an Opinion of Counsel at the Trust's sole expense to the effect that such action will not cause such REO Property to fail to qualify as
"foreclosure property" within the meaning of Section 860G(a)(8) of the Code
(without giving effect to the final sentence thereof) at any time that it is held by the applicable REMIC Pool, in which case the Special Servicer may take such actions as are specified in such Opinion of Counsel.

          SECTION 9.15 SALE OF REO PROPERTY.

          (a) In the event that title to any REO Property is acquired by the
Trust in respect of any Specially Serviced Mortgage Loan, the deed or certificate of sale shall be issued to

                                      -251-

the Trust, the Trustee or to its nominees. The Special Servicer, after notice to the Operating Adviser, or if applicable, the B Note holder, shall use its reasonable efforts consistent with the Servicing Standard to sell any REO
Property as soon as practicable consistent with the objective of maximizing proceeds for all Certificateholders (and with respect to a Serviced Companion
Mortgage Loan or a B Note, for the holders of such loans, as a collective whole), but in no event later than the end of the third calendar year following the end of the year of its acquisition, and in any event prior to the Rated
Final Distribution Date or earlier to the extent necessary to comply with REMIC provisions, unless (i) the Trustee, on behalf of the applicable REMIC Pool, has been granted an extension of time (an "Extension") (which extension shall be applied for at least 60 days prior to the expiration of the period specified above) by the Internal Revenue Service to sell such REO Property (a copy of which shall be delivered to the Paying Agent upon request), in which case the
Special Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than the period specified above as such
Extension permits or (ii) the Special Servicer seeks and subsequently receives, at the expense of the Trust, a Nondisqualification Opinion, addressed to the
Trustee and the Special Servicer, to the effect that the holding by the Trust of such REO Property subsequent to the period specified above after its acquisition will not result in the imposition of taxes on "prohibited transactions" of a
REMIC, as defined in Section 860F(a)(2) of the Code, or cause any REMIC Pool to fail to qualify as a REMIC at any time that any Certificates are outstanding. If the Trustee has not received an Extension or such Opinion of Counsel and the
Special Servicer is not able to sell such REO Property within the period specified above, or if an Extension has been granted and the Special Servicer is unable to sell such REO Property within the extended time period, the Special
Servicer shall, after consultation with the Operating Adviser, or if applicable, the B Note holder, before the end of such period or extended period, as the case may be, auction the REO Property to the highest bidder (which may be the Special
Servicer) in accordance with the Servicing Standard; provided, however, that no
Interested Person shall be permitted to purchase the REO Property at a price less than the Purchase Price; and provided, further that if the Special Servicer intends to bid on any REO Property, (i) the Special Servicer shall notify the
Trustee of such intent, (ii) the Trustee shall promptly obtain, at the expense of the Trust an Appraisal of such REO Property (or internal valuation in accordance with the procedures specified in Section 6.9) and (iii) the Special
Servicer shall not bid less than the fair market value set forth in such
Appraisal. Neither any Seller nor the Depositor may purchase REO Property at a price in excess of the fair market value thereof.

          (b) Within 30 days of the sale of the REO Property, the Special
Servicer shall provide to the Trustee, the Paying Agent and the applicable
Master Servicer (and the holder of the related B Note, if any, if in connection with an A/B Mortgage Loan and the holder of the related Serviced Companion
Mortgage Loan, if in connection with a Loan Pair) a statement of accounting for such REO Property, including without limitation, (i) the Acquisition Date for the REO Property, (ii) the date of disposition of the REO Property, (iii) the sale price and related selling and other expenses, (iv) accrued interest
(including interest deemed to have accrued) on the Specially Serviced Mortgage
Loan to which the REO Property related, calculated from the Acquisition Date to the disposition date, (v) final property operating statements, and (vi) such other information as the Trustee or the Paying Agent (and the holder of the related B Note, if any, if in connection with an A/B Mortgage Loan and the holder of the related Serviced Companion Mortgage Loan, if in connection with a
Loan Pair) may reasonably request in writing.

                                      -252-

          (c) The Liquidation Proceeds from the final disposition of the REO
Property shall be deposited in a Certificate Account within one Business Day of receipt.

          SECTION 9.16 REALIZATION ON COLLATERAL SECURITY. In connection with the enforcement of the rights of the Trust to any property securing any
Specially Serviced Mortgage Loan other than the related Mortgaged Property, the
Special Servicer shall consult with counsel to determine how best to enforce such rights in a manner consistent with the REMIC Provisions and shall not, based on a Nondisqualification Opinion addressed to the Special Servicer and the
Trustee (the cost of which shall be an expense of the Trust) take any action that could result in the failure of any REMIC Pool to qualify as a REMIC while any Certificates are outstanding, unless such action has been approved by a vote of 100% of each Class of Certificateholders (including the Class R-I, Class R-II and Class R-III Certificateholders).

          SECTION 9.17 RESERVED

          SECTION 9.18 ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE. The
Special Servicer shall deliver to the Paying Agent and each Master Servicer on or before noon (Eastern Time) on March 15 of each calendar year (or March 14 if a leap year), commencing in March 2006, an Officer's Certificate stating, as to the signer thereof, that (A) a review of the activities of the Special Servicer during the preceding calendar year or portion thereof and of the performance of the Special Servicer under this Agreement has been made under such officer's supervision and (B) to the best of such officer's knowledge, based on such review, the Special Servicer has fulfilled all its obligations under this
Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Special Servicer shall deliver such Officer's Certificate to the Depositor and the Trustee by
April 7 of each calendar year. The Special Servicer shall forward a copy of each such statement to the Rating Agencies. The Paying Agent shall forward a copy of each such statement to the Luxembourg Paying Agent. Promptly after receipt of such Officer's Certificate, the Depositor shall review the Officer's Certificate and, if applicable, consult with the Special Servicer as to the nature of any defaults by the Special Servicer in the fulfillment of any of the Special
Servicer's obligations hereunder.

          SECTION 9.19 ANNUAL INDEPENDENT ACCOUNTANTS' SERVICING REPORT. On or
before noon (Eastern Time) on March 15 of each calendar year (or March 14 if a leap year), beginning with March 2006, the Special Servicer at its expense shall cause a nationally recognized firm of Independent public accountants (who may also render other services to the Special Servicer, as applicable) to furnish to the Paying Agent and the applicable Master Servicer (in electronic format) a statement to the effect that (a) such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or the servicing of mortgage loans similar to the Mortgage Loans under substantially similar agreements for the preceding calendar year and (b) the assertion by management of the Special Servicer, that it maintained an effective internal control system over the servicing of such mortgage loans is fairly stated in all material respects, based upon established criteria, which statement meets the standards applicable to accountant's reports intended for general distribution; provided that each of the applicable Master Servicer and the Special Servicer shall not be required to cause the delivery of such statement until April 15 in any given year so long as it has received written confirmation from the Depositor that a Report on Form 10-K is not

                                      -253-

required to be filed in respect of the Trust Fund for the preceding calendar year. The Special Servicer shall deliver such statement to the Depositor, each
Rating Agency, the Trustee, and, upon request, the Operating Adviser by April 7 of each calendar year (or by April 30 of each calendar year if the statement is not required to be delivered until April 15). The Paying Agent shall promptly deliver such statement to the Luxembourg Paying Agent. Promptly after receipt of such report, the Depositor shall review the report and, if applicable, consult with the Special Servicer as to the nature of any defaults by the Special
Servicer in the fulfillment of any of the Special Servicer's obligations hereunder.

          SECTION 9.20 MERGER OR CONSOLIDATION. Any Person into which the
Special Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Special
Servicer shall be a party, or any Person succeeding to the business of the
Special Servicer, shall be the successor of the Special Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that each of the Rating Agencies provides a Rating Agency Confirmation (including with respect to any securities rated by a Rating Agency evidencing interests in any Serviced Companion Mortgage
Loan or B Note). If the conditions to the proviso in the foregoing sentence are not met, the Trustee may terminate the Special Servicer's servicing of the
Specially Serviced Mortgage Loans pursuant hereto, such termination to be effected in the manner set forth in Section 9.31.

          SECTION 9.21 RESIGNATION OF SPECIAL SERVICER.

          (a) Except as otherwise provided in this Section 9.21, the Special
Servicer shall not resign from the obligations and duties hereby imposed on it unless it determines that the Special Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Special Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to each Master
Servicer, the Operating Adviser and the Trustee. No such resignation shall become effective until a successor servicer designated by the Operating Adviser and the Trustee shall have (i) satisfied the requirements that would apply pursuant to Section 9.20 hereof if a merger of the Special Servicer had occurred, (ii) assumed the Special Servicer's responsibilities and obligations under this Agreement and (iii) Rating Agency Confirmation (including with respect to any securities rated by a Rating Agency evidencing interests in any
Serviced Companion Mortgage Loan or B Note) shall have been obtained. Notice of such resignation shall be given promptly by the Special Servicer to each Master
Servicer and the Trustee.

          (b) The Special Servicer may resign from the obligations and duties hereby imposed on it, upon reasonable notice to the Trustee, provided that (i) a successor Special Servicer is (x) available, (y) reasonably acceptable to the
Operating Adviser, the Depositor, and the Trustee, and (z) willing to assume the obligations, responsibilities and covenants to be performed hereunder by the
Special Servicer on substantially the same terms and conditions, and for not more than equivalent compensation as that herein provided, (ii) the successor
Special Servicer has assets of at least $15,000,000 and (iii) Rating Agency
Confirmation is obtained with respect to such resignation, as evidenced by a letter from each Rating Agency delivered to the

                                      -254-

Trustee. Any costs of such resignation and of obtaining a replacement Special
Servicer shall be borne by the Special Servicer and shall not be an expense of the Trust.

          (c) No such resignation under paragraph (b) above shall become effective unless and until such successor Special Servicer enters into a servicing agreement with the Trustee assuming the obligations and responsibilities of the Special Servicer hereunder in form and substance reasonably satisfactory to the Trustee.

          (d) Upon any resignation of the Special Servicer, it shall retain the right to receive any and all Work-Out Fees payable in respect of Mortgage Loans, any Serviced Companion Mortgage Loan and any B Note that became Rehabilitated
Mortgage Loans during the period that it acted as Special Servicer and that were still Rehabilitated Mortgage Loans at the time of such resignation (and the successor Special Servicer shall not be entitled to any portion of such Work-Out
Fees), in each case until such time (if any) as such Mortgage Loan, Serviced
Companion Mortgage Loan or B Note again becomes a Specially Serviced Mortgage
Loan or are no longer included in the Trust.

          SECTION 9.22 ASSIGNMENT OR DELEGATION OF DUTIES BY SPECIAL SERVICER.
The Special Servicer shall have the right without the prior written consent of the Trustee to (A) delegate or subcontract with or authorize or appoint anyone, or delegate certain duties to other professionals such as attorneys and appraisers, as an agent of the Special Servicer or Sub-Servicers (as provided in
Section 9.3) to perform and carry out any duties, covenants or obligations to be performed and carried out by the Special Servicer hereunder or (B) assign and delegate all of its duties hereunder. In the case of any such assignment and delegation in accordance with the requirements of clause (A) of this Section, the Special Servicer shall not be released from its obligations under this
Agreement. In the case of any such assignment and delegation in accordance with the requirements of clause (B) of this Section, the Special Servicer shall be released from its obligations under this Agreement, except that the Special
Servicer shall remain liable for all liabilities and obligations incurred by it as the Special Servicer hereunder prior to the satisfaction of the following conditions: (i) the Special Servicer gives the Depositor, each Master Servicer and the Trustee notice of such assignment and delegation; (ii) such purchaser or transferee accepting such assignment and delegation executes and delivers to the
Depositor and the Trustee an agreement accepting such assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Special Servicer, with like effect as if originally named as a party to this Agreement; (iii) the purchaser or transferee has assets in excess of $15,000,000; (iv) such assignment and delegation is the subject of a Rating Agency Confirmation; and (v) the Depositor consents to such assignment and delegation, such consent not be unreasonably withheld.
Notwithstanding the above, the Special Servicer may appoint Sub-Servicers in accordance with Section 9.3 hereof.

          SECTION 9.23 LIMITATION ON LIABILITY OF THE SPECIAL SERVICER AND
OTHERS.

          (a) Neither the Special Servicer nor any of the directors, officers, employees or agents of the Special Servicer shall be under any liability to the
Certificateholders, the holder of any B Note, the holder of any Serviced
Companion Mortgage Loan or the Trustee for any action taken or for refraining from the taking of any action in good faith and using reasonable business

                                      -255-

judgment; provided that this provision shall not protect the Special Servicer or any such person against any breach of a representation or warranty contained herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of duties hereunder or by reason of negligent disregard of obligations and duties hereunder. The
Special Servicer and any director, officer, employee or agent of the Special
Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (including, without limitation, the information and reports delivered by or at the direction of the Servicer Report
Administrator or any Master Servicer or any director, officer, employee or agent of Servicer Report Administrator or any Master Servicer) respecting any matters arising hereunder. The Special Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Specially Serviced Mortgage Loans in accordance with this
Agreement; provided that the Special Servicer may in its sole discretion undertake any such action which it may reasonably deem necessary or desirable in order to protect the interests of the Certificateholders, the holder of any B
Note, the holder of any Serviced Companion Mortgage Loan and the Trustee in the
Specially Serviced Mortgage Loans, or shall undertake any such action if instructed to do so by the Trustee. In such event, all legal expenses and costs of such action (other than those that are connected with the routine performance by the Special Servicer of its duties hereunder) shall be expenses and costs of the Trust, and the Special Servicer shall be entitled to be reimbursed therefor as a Servicing Advance, together with interest thereon, as provided by Section
5.2 hereof. Notwithstanding any term in this Agreement, the Special Servicer shall not be relieved from liability to, or entitled to indemnification from, the Trust for any action taken by it at the direction of the Operating Adviser which is in conflict with the Servicing Standard.

          (b) In addition, the Special Servicer shall have no liability with respect to, and shall be entitled to conclusively rely on as to the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Special Servicer and conforming to the requirements of this Agreement. Neither the Special Servicer, nor any director, officer, employee, agent or Affiliate, shall be liable for any error of judgment made in good faith by any officer, unless it shall be proved that the Special Servicer or such officer was negligent in ascertaining the pertinent facts. Neither the
Special Servicer, nor any director, officer, employee, agent or Affiliate, shall be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement. The Special Servicer shall be entitled to rely on reports and information supplied to it by Servicer Report Administrator, the Master Servicers and the related Mortgagors and shall have no duty to investigate or confirm the accuracy of any such report or information.

          (c) The Special Servicer shall not be obligated to incur any liabilities, costs, charges, fees or other expenses which relate to or arise from any breach of any representation, warranty or covenant made by the
Depositor, the Master Servicers, the Fiscal Agent or the Trustee in this
Agreement. The Trust shall indemnify and hold harmless the Special Servicer from any and all claims, liabilities, costs, charges, fees or other expenses which relate to or arise from any such breach of representation, warranty or covenant to the extent such amounts are not recoverable from the party committing such breach.

                                      -256-

          (d) Except as otherwise specifically provided herein:

               (i) the Special Servicer may rely, and shall be protected in acting or refraining from acting upon, any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed or in good faith believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) the Special Servicer may consult with counsel, and any written advice or Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of
Counsel;

               (iii) the Special Servicer shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this
Agreement; and

               (iv) the Special Servicer, in preparing any reports hereunder, may rely, and shall be protected in acting or refraining from acting upon any information (financial or other), statement, certificate, document, agreement, covenant, notice, request or other paper reasonably believed or in good faith believed by it to be genuine.

          (e) The Special Servicer and any director, officer, employee or agent of the Special Servicer shall be indemnified by the Master Servicers, the
Trustee, the Paying Agent and the Fiscal Agent, as the case may be, and held harmless against any loss, liability or expense including reasonable attorneys'
fees incurred in connection with any legal action relating to a Master
Servicer's, the Trustee's, the Paying Agent's or the Fiscal Agent's, as the case may be, respective willful misfeasance, bad faith or negligence in the performance of its respective duties hereunder or by reason of negligent disregard by such Person of its respective duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Special Servicer's duties hereunder or by reason of negligent disregard of the Special Servicer's obligations and duties hereunder. The Special Servicer shall promptly notify the applicable Master Servicer, the Trustee, the Paying Agent and the Fiscal Agent
if a claim is made by a third party entitling the Special Servicer to indemnification hereunder, whereupon the applicable Master Servicer, the Trustee or the Paying Agent, in each case, to the extent the claim was made in connection with its willful misfeasance, bad faith or negligence, shall assume the defense of any such claim (with counsel reasonably satisfactory to the
Special Servicer). Any failure to so notify the applicable Master Servicer, the
Trustee or the Paying Agent shall not affect any rights the Special Servicer may have to indemnification hereunder or otherwise, unless the interest of the applicable Master Servicer, the Trustee or the Paying Agent is materially prejudiced thereby. The indemnification provided herein shall survive the termination of this Agreement and the termination or resignation of the Special
Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Special Servicer hereunder. Any payment hereunder made by the applicable Master Servicer, the Trustee, the Fiscal Agent or the
Paying Agent, as the case may be, pursuant to this paragraph to the Special
Servicer shall be paid from the applicable Master Servicer's, the Trustee's,
Fiscal Agent's or the Paying Agent's, as the case may be, own funds,

                                      -257-

without reimbursement from the Trust therefor, except achieved through subrogation as provided in this Agreement. Any expenses incurred or indemnification payments made by the Trustee, the Paying Agent, the Fiscal Agent or the applicable Master Servicer shall be reimbursed by the party so paid, if a court of competent jurisdiction makes a final judgment that the conduct of the
Trustee, the Paying Agent, the Fiscal Agent or the applicable Master Servicer, as the case may be, was (x) not culpable or (y) found to not have acted with willful misfeasance, bad faith or negligence.

          SECTION 9.24 INDEMNIFICATION; THIRD-PARTY CLAIMS.

          (a) The Special Servicer and any director, officer, employee or agent of the Special Servicer (the "Special Servicer Indemnified Parties") shall be indemnified and held harmless by the Trust out of collections on, and other proceeds of, the Mortgage Loans, any Serviced Companion Mortgage Loans and any B
Notes against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses (collectively, "Special Servicer Losses") incurred in connection with any legal action relating to this Agreement, any Mortgage Loans, any Serviced
Companion Mortgage Loans, any B Notes, any REO Property or the Certificates or
any exercise of any right under this Agreement reasonably requiring the use of counsel or the incurring of expenses other than any loss, liability or expense incurred by reason of the Special Servicer's willful misfeasance, bad faith or negligence in the performance of duties hereunder. If such loss, liability or expense relates to an A/B Mortgage Loan but does not relate to the related A
Note and does not relate primarily to the administration of the Trust or any
REMIC formed hereunder or to any determination respecting the amount, payment or avoidance of any tax under the REMIC provisions of the Code or the actual payment of any REMIC tax or expense, then such indemnification shall be paid first out of collections on, and other proceeds of, the related B Note and then out of collections on, and other proceeds of, the Mortgage Loans.
Notwithstanding the foregoing, if such loss, liability or expense relates solely to a particular Serviced Pari Passu Mortgage Loan (or another Mortgage Loan included in the Trust) or a particular Serviced Companion Mortgage Loan and not any B Note, then such indemnification shall be paid first out of collections on, and other proceeds of, such Serviced Pari Passu Mortgage Loan, other Mortgage
Loan or Serviced Companion Mortgage Loan, as applicable, and then out of collections on, and other proceeds of, the Mortgage Loans (and not out of proceeds of any related B Note).

          (b) The Special Servicer agrees to indemnify the Trust, and the
Trustee, the Fiscal Agent, the Depositor, the Master Servicers, the Paying Agent
and any director, officer, employee or agent or Controlling Person of the
Trustee, the Fiscal Agent, the Depositor and the Master Servicers, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Trust or the Trustee, the Fiscal Agent, the Depositor, the
Paying Agent or the Master Servicers may sustain arising from or as a result of the willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of negligent disregard of obligations and duties hereunder by the Special Servicer. The Trustee, the Fiscal Agent, the Depositor,
the Paying Agent or the applicable Master Servicer shall immediately notify the
Special Servicer if a claim is made by a third party with respect to this
Agreement or the Specially Serviced Mortgage Loans entitling the Trust or the
Trustee, the Fiscal Agent, the Depositor, the Paying Agent or the applicable
Master Servicer, as the case may be, to indemnification hereunder,

                                      -258-

whereupon the Special Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the Trustee, the Fiscal Agent, the Depositor,
the Paying Agent or the applicable Master Servicer, as the case may be) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Special Servicer shall not affect any rights the Trust or the Trustee, the Fiscal Agent, the
Depositor, the Paying Agent or the applicable Master Servicer may have to indemnification under this Agreement or otherwise, unless the Special Servicer's defense of such claim is materially prejudiced thereby. The indemnification provided herein shall survive the termination of this Agreement and the termination or resignation of the Special Servicer, the Paying Agent, the
Trustee or Fiscal Agent. Any expenses incurred or indemnification payments made by the Special Servicer shall be reimbursed by the party so paid, if a court of competent jurisdiction makes a final, non-appealable judgment that the conduct of the Special Servicer was not culpable or found to have acted with willful misfeasance, bad faith or negligence.

          (c) The initial Special Servicer and the Depositor expressly agree that the only information furnished by or on behalf of the Special Servicer for inclusion in the Preliminary Prospectus Supplement and the Final Prospectus
Supplement is the information set forth in the paragraph under the caption
"SERVICING OF THE MORTGAGE LOANS - The Master Servicer and Special
Servicer--Special Servicer" of the Preliminary Prospectus Supplement and Final
Prospectus Supplement.

          (d) Any Non-Serviced Mortgage Loan Special Servicer and any director, officer, employee or agent of such Non-Serviced Mortgage Loan Special Servicer shall be indemnified by the Trust and held harmless against the Trust's pro rata share of any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with any legal action relating to any Non-Serviced
Mortgage Loan Pooling and Servicing Agreement and this Agreement, and relating to any Non-Serviced Mortgage Loan (but excluding any such losses allocable to the related Non-Serviced Companion Mortgage Loans), reasonably requiring the use of counsel or the incurring of expenses other than any losses incurred by reason of any Non-Serviced Mortgage Loan Special Servicer's willful misfeasance, bad faith or negligence in the performance of its duties under the related
Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

          SECTION 9.25 RESERVED

          SECTION 9.26 SPECIAL SERVICER MAY OWN CERTIFICATES. The Special
Servicer or any agent of the Special Servicer in its individual capacity or in any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if they were not the Special Servicer or such agent. Any such interest of the Special Servicer or such agent in the Certificates shall not be taken into account when evaluating whether actions of the Special
Servicer are consistent with its obligations in accordance with the Servicing
Standard regardless of whether such actions may have the effect of benefiting the Class or Classes of Certificates owned by the Special Servicer.

          SECTION 9.27 TAX REPORTING. The Special Servicer shall provide the necessary information to each Master Servicer to allow the Master Servicers to comply with the Mortgagor

                                      -259-

tax reporting requirements imposed by Sections 6050H, 6050J and 6050P of the
Code with respect to any Specially Serviced Mortgage Loan and any REO Property
and shall deliver such information with respect thereto in a format reasonably acceptable to the Special Servicer and a Master Servicer or the Paying Agent, as
applicable. The Special Servicer shall provide to the applicable Master Servicer copies of any such reports. The applicable Master Servicer shall forward such reports to the Trustee and the Paying Agent.

          SECTION 9.28 APPLICATION OF FUNDS RECEIVED. It is anticipated that the applicable Master Servicer will be collecting all payments with respect to the
Mortgage Loans, any Serviced Companion Mortgage Loan and any B Note (other than payments with respect to REO Income). If, however, the Special Servicer should receive any payments with respect to any Mortgage Loan (other than REO Income)
it shall, within one Business Day of receipt from the Mortgagor or otherwise of any amounts attributable to payments with respect to or the sale of any Mortgage
Loan or any Specially Serviced Mortgage Loan, if any, (but not including REO
Income, which shall be deposited in the applicable REO Account as provided in
Section 9.14 hereof), either, (i) forward such payment (endorsed, if applicable, to the order of the applicable Master Servicer), to the applicable Master
Servicer, or (ii) deposit such amounts, or cause such amounts to be deposited, in a Certificate Account. The Special Servicer shall notify the applicable
Master Servicer of each such amount received on or before the date required for the making of such deposit or transfer, as the case may be, indicating the
Mortgage Loan or Specially Serviced Mortgage Loan to which the amount is to be applied and the type of payment made by or on behalf of the related Mortgagor.

          SECTION 9.29 COMPLIANCE WITH REMIC PROVISIONS AND GRANTOR TRUST
PROVISIONS. The Special Servicer shall act in accordance with this Agreement and the REMIC Provisions and related provisions of the Code in order to create or maintain the status of any REMIC Pool as a REMIC or, as appropriate, adopt a plan of complete liquidation. The Special Servicer shall not (A) take any action or cause any REMIC Pool to take any action that could (i) endanger the status of any REMIC Pool as a REMIC or (ii) subject to Section 9.14(e), result in the imposition of a tax upon any REMIC Pool (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) or on prohibited contributions pursuant to Section 860G(d)) or (B) take any action or cause the Excess Interest Grantor Trust to take any action that could (i)
endanger its status as a grantor trust or (ii) result in the imposition of any tax upon the Excess Interest Grantor Trust, unless each Master Servicer and the
Trustee have received a Nondisqualification Opinion (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such tax. The Special
Servicer shall comply with the provisions of Article XII hereof.

          SECTION 9.30 TERMINATION.

          (a) The obligations and responsibilities of the Special Servicer created hereby (other than the obligation of the Special Servicer to make payments to the applicable Master Servicer as set forth in Section 9.28 and the obligations of the Special Servicer pursuant to Sections 9.8 and 9.24 hereof)
shall terminate on the date which is the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining outstanding (and final distribution to the Certificateholders) or, (B) the disposition of all REO Property in respect of any

                                      -260-

Specially Serviced Mortgage Loan (and final distribution to the
Certificateholders), (ii) 60 days following the date on which the Trustee or the
Operating Adviser has given written notice to the Special Servicer that the
Special Servicer is terminated pursuant to Section 9.30(b) or 9.30(c), respectively, and (iii) the effective date of any resignation of the Special
Servicer effected pursuant to and in accordance with Section 9.21. The obligations and responsibilities of the Special Servicer created hereby with respect to any Loan Pair (other than the obligation of the Special Servicer to make payments to the applicable Master Servicer as set forth in Section 9.28, the obligations of the Special Servicer pursuant to Sections 9.8 and 9.24 hereof and obligations under this Agreement that survive termination) shall terminate on the date that is 60 days following the date on which the Trustee has given written notice to the Special Servicer that this Agreement is terminated with respect to the Special Servicer's obligations with respect to such Loan Pair pursuant to Section 9.30(d).

          (b) The Trustee may terminate the Special Servicer in the event that
(i) the Special Servicer has failed to remit any amount required to be remitted to the Trustee, any Master Servicer, the Fiscal Agent, the Paying Agent or the
Depositor within one (1) Business Day following the date such amount was required to have been remitted under the terms of this Agreement, (ii) the
Special Servicer has failed to deposit into any account any amount required to be so deposited or remitted under the terms of this Agreement which failure continues unremedied for one Business Day following the date on which such deposit or remittance was first required to be made; (iii) the Special Servicer has failed to duly observe or perform in any material respect any of the other covenants or agreements of the Special Servicer set forth in this Agreement, and the Special Servicer has failed to remedy such failure within thirty (30) days after written notice of such failure, requiring the same to be remedied, shall have been given to the Special Servicer by the Depositor or the Trustee;
provided, however, that if the Special Servicer certifies to the Trustee and the
Depositor that the Special Servicer is in good faith attempting to remedy such failure, and the Certificateholders would not be materially and adversely affected thereby, such cure period will be extended to the extent necessary to permit the Special Servicer to cure such failure; provided, however, that such cure period may not exceed 90 days; (iv) the Special Servicer has made one or more false or misleading representations or warranties herein that materially and adversely affects the interest of any Class of Certificates, and has failed to cure such breach within thirty (30) days after notice of such breach, requiring the same to be remedied, shall have been given to the Special Servicer by the Depositor or the Trustee, provided, however, that if the Special Servicer certifies to the Trustee and the Depositor that the Special Servicer is in good faith attempting to remedy such failure, such cure period may be extended to the extent necessary to permit the Special Servicer to cure such failure; provided, however, that such cure period may not exceed 90 days; (v) the Special Servicer is no longer listed on S&P's Select Servicer List as a U.S. Commercial Mortgage
Special Servicer and is not reinstated within 60 days and the ratings then assigned by S&P to any Classes of Certificates are downgraded, qualified or withdrawn (including, without limitation, being placed on "negative credit watch") in connection with such removal; (vi) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Special Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; (vii) the
Special Servicer

                                      -261-

shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to the
Special Servicer or of or relating to all or substantially all of its property;
(viii) the Special Servicer thereof shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or
(ix) a Special Servicing Officer receives actual knowledge that each of Fitch and DBRS have (i) qualified, downgraded or withdrawn its rating or ratings of one or more Classes of Certificates or (ii) placed one or more Classes of
Certificates on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by each of Fitch or DBRS within 60 days of the date that a Special Servicing
Officer obtained such actual knowledge), and, in the case of either of clauses
(i) or (ii), citing servicing concerns with the Special Servicer as the sole or material factor in such rating action. Such termination shall be effective on the date that the Trustee specifies in a written notice to the Special Servicer that the Special Servicer is terminated due to the occurrence of one of the foregoing events and the expiration of any applicable cure period or grace period specified above for such event. The Operating Adviser shall have the right to appoint a successor if the Trustee terminates the Special Servicer.

          (c) The Operating Adviser shall have the right to direct the Trustee to terminate the Special Servicer, with or without cause, provided that the
Operating Adviser shall appoint a successor Special Servicer who will (i) be reasonably satisfactory to the Trustee and to the Depositor, and (ii) execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, whereby the successor Special Servicer agrees to assume and perform punctually the duties of the Special Servicer specified in this Agreement; and provided, further, that the Trustee shall have received
Rating Agency Confirmation (including with respect to any securities rated by a
Rating Agency evidencing interests in any Serviced Companion Mortgage Loan or B
Note) from each Rating Agency prior to the termination of the Special Servicer.
The Special Servicer shall not be terminated pursuant to this subsection (c)
until a successor Special Servicer shall have been appointed. The Operating
Adviser shall pay any costs and expenses incurred by the Trust in connection with the removal and appointment of a Special Servicer (unless such removal is based on any of the events or circumstances set forth in Section 9.30(b)).

          (d) Notwithstanding the other provisions of this Section 9.30, (A) if any Event of Default on the part of the Special Servicer occurs that affects a
Serviced Companion Mortgage Loan or (B) for so long as any Serviced Companion
Mortgage Loan is serviced hereunder and is included in a securitization that is rated by each of Fitch and DBRS, if the Trustee shall receive notice from each of Fitch and DBRS to the effect that the continuation of the Special Servicer in such capacity would result in the downgrade, qualification or withdrawal of any rating then assigned by Fitch to any class of certificates issued in such securitization, and in either case, the Special Servicer is not otherwise terminated in accordance with this Section 9.30, then the holder of the affected
Serviced Companion Mortgage Loan may require the Trustee to terminate the duties and obligations of the Special Servicer with respect to the subject Loan Pair only, but as to no other Mortgage Loan; and, in such event, subject to the applicable consultation rights of any particular related Serviced Companion
Mortgage Loan under the related Loan Pair Intercreditor

                                      -262-

Agreement, the Operating Adviser shall appoint (or, in the event of the failure of the Operating Adviser to so appoint, the Trustee shall appoint), within 30 days of such Serviced Companion Mortgage Loan holder's request, a replacement special servicer with respect to the related Loan Pair. Any appointment of a replacement special servicer with respect to a Loan Pair at the request of a related Serviced Companion Mortgage Loan holder under this Section 9.30(d) shall be conditioned upon such Serviced Companion Mortgage Loan holder obtaining a
Rating Agency Confirmation (such Rating Agency Confirmation to be an expense of the requesting Serviced Companion Mortgage Loan holder). Any replacement special servicer appointed at the request of a Serviced Companion Mortgage Loan holder in accordance with this Section 9.30(d) shall be responsible for all duties, and shall be entitled to all compensation, of the Special Servicer under this
Agreement with respect to the subject Loan Pair. If a replacement special servicer is appointed with respect to a Loan Pair at the request of a Serviced
Companion Mortgage Loan holder in accordance with this Section 9.30(d) (any such replacement special servicer, a "Loan Pair-Specific Special Servicer"), such that there are multiple parties acting as Special Servicer hereunder, then, unless the context clearly requires otherwise: (i) when used in the context of imposing duties and obligations on the Special Servicer hereunder or the performance of such duties and obligations, the term "Special Servicer" shall mean the related Loan Pair-Specific Special Servicer, insofar as such duties and obligations relate to a Loan Pair as to which a Loan Pair-Specific Special
Servicer has been appointed, and shall mean the General Special Servicer, in all other cases (provided that, in Section 9.18 and Section 9.19, the term "Special
Servicer" shall mean each Loan Pair-Specific Special Servicer and the General
Special Servicer); (ii) when used in the context of identifying the recipient of any information, funds, documents, instruments and/or other items, the term
"Special Servicer" shall mean the related Loan Pair-Specific Special Servicer, insofar as such information, funds, documents, instruments and/or other items relate to a Loan Pair as to which a Loan Pair-Specific Special Servicer has been appointed in accordance with this Section 9.30(d), and shall mean the General
Special Servicer, in all other cases; (iii) when used in the context of granting the Special Servicer the right to purchase Specially Serviced Mortgage Loans pursuant to Section 9.36, the term "Special Servicer" shall mean the related
Loan Pair-Specific Special Servicer, if such Specially Serviced Mortgage Loan is part of a Loan Pair as to which a Loan Pair-Specific Special Servicer has been appointed in accordance with this Section 9.30(d), and shall mean the General
Special Servicer, in all other cases; (iv) when used in the context of granting the Special Servicer the right to purchase all of the Mortgage Loans and any REO
Properties remaining in the Trust pursuant to Section 10.1(b), the term "Special
Servicer" shall mean the General Special Servicer only; (v) when used in the context of granting the Special Servicer any protections, limitations on liability, immunities and/or indemnities hereunder, the term "Special Servicer"
shall mean each Loan Pair-Specific Special Servicer and the General Special
Servicer; and (vi) when used in the context of requiring indemnification from, imposing liability on, or exercising any remedies against, the Special Servicer for any breach of a representation or warranty hereunder or for any negligence, bad faith or willful misconduct in the performance of duties and obligations hereunder or any negligent disregard of such duties and obligations or otherwise holding the Special Servicer responsible for any of the foregoing, the term
"Special Servicer" shall mean the related Loan Pair-Specific Special Servicer or the General Special Servicer, as applicable. References in this Section 9.30(d)
to "General Special Servicer" means the Person performing the duties and obligations of Special Servicer with respect to the Mortgage Loans (exclusive of each and every Loan Pair as to which a Loan Pair-Specific Special Servicer has been appointed).

                                      -263-

          SECTION 9.31 PROCEDURE UPON TERMINATION.

          (a) Notice of any termination pursuant to clause (i) of Section
9.30(a), specifying the Distribution Date upon which the final distribution shall be made, shall be given promptly by the Special Servicer to the Trustee and the Paying Agent no later than the later of (i) five Business Days after the final payment or other liquidation of the last Mortgage Loan or (ii) the sixth day of the month in which the final Distribution Date will occur. Upon any such termination, the rights and duties of the Special Servicer (other than the rights and duties of the Special Servicer pursuant to Sections 9.8, 9.21, 9.23 and 9.24 hereof) shall terminate and the Special Servicer shall transfer to the applicable Master Servicer the amounts remaining in each REO Account and shall thereafter terminate each REO Account and any other account or fund maintained with respect to the Specially Serviced Mortgage Loans.

          (b) On the date specified in a written notice of termination given to the Special Servicer pursuant to clause (ii) of Section 9.30(a), all authority, power and rights of the Special Servicer under this Agreement, whether with respect to the Specially Serviced Mortgage Loans or otherwise, shall terminate;
provided, that in no event shall the termination of the Special Servicer be effective until the Trustee or other successor Special Servicer shall have succeeded the Special Servicer as successor Special Servicer, notified the
Special Servicer of such designation, and such successor Special Servicer shall have assumed the Special Servicer's obligations and responsibilities, as set forth in an agreement substantially in the form hereof, with respect to the
Specially Serviced Mortgage Loans. The Trustee or other successor Special
Servicer may not succeed the Special Servicer as Special Servicer until and unless it has satisfied the provisions that would apply to a Person succeeding to the business of the Special Servicer pursuant to Section 9.20 hereof. The
Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Special Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination.
The Special Servicer agrees to cooperate with the Trustee and the Fiscal Agent in effecting the termination of the Special Servicer's responsibilities and rights hereunder as Special Servicer including, without limitation, providing the Trustee all documents and records in electronic or other form reasonably requested by it to enable the successor Special Servicer designated by the
Trustee to assume the Special Servicer's functions hereunder and to effect the transfer to such successor for administration by it of all amounts which shall at the time be or should have been deposited by the Special Servicer in any REO
Account and any other account or fund maintained or thereafter received with respect to the Specially Serviced Mortgage Loans. On the date specified in a written notice of termination given to the Special Servicer pursuant to the second sentence of Section 9.30(a), all authority, power and rights of the
Special Servicer under this Agreement with respect to the applicable Serviced
Pari Passu Mortgage Loan, whether such Mortgage Loan is a Specially Serviced
Mortgage Loan or otherwise, shall terminate. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Special Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination.

          (c) If the Special Servicer receives a written notice of termination pursuant to clause (ii) of Section 9.30(a) relating solely to an event set forth in Section 9.30(b)(v) or (ix), and if the Special Servicer provides the Trustee with the appropriate "request for proposal" materials

                                      -264-

within five Business Days after receipt of such written notice of termination, then the Trustee shall promptly thereafter (using such "request for proposal"
materials provided by the Special Servicer) solicit good faith bids for the rights to be appointed as Special Servicer under this Agreement from at least three but no more than five Qualified Bidders or, if three Qualified Bidders cannot be located, then from as many persons as the Trustee can determine are
Qualified Bidders. At the Trustee's request, the Special Servicer shall supply the Trustee with the names of Persons from whom to solicit such bids. In no event shall the Trustee be responsible if less than three Qualified Bidders submit bids for the right to service the Mortgage Loans, any Serviced Companion
Mortgage Loan and any B Note under this Agreement.

          (d) Each bid proposal shall require any Successful Bidder, as a condition of its bid, to enter into this Agreement as successor Special
Servicer, and to agree to be bound by the terms hereof, not later than 30 days after termination of the Special Servicer hereunder. The Trustee shall select the Qualified Bidder with the highest cash bid (or such other Qualified Bidder as the Special Servicer may direct) that is also acceptable to the Operating
Adviser (the "Successful Bidder") to act as successor Special Servicer hereunder. If no bidder is acceptable to the Operating Adviser, the Operating
Adviser shall appoint the successor Special Servicer after consultation with the
Controlling Class, provided that the successor Special Servicer so appointed must be bound by the terms of this Agreement and there must be delivered a
Rating Agency Confirmation (including with respect to any securities evidencing interests in the Serviced Companion Mortgage Loans) in connection with such appointment. The Trustee shall direct the Successful Bidder to enter into this
Agreement as successor Special Servicer pursuant to the terms hereof not later than 30 days after the termination of the Special Servicer hereunder, and in connection therewith to deliver the amount of the Successful Bidder's cash bid to the Trustee by wire transfer of immediately available funds to an account specified by the Trustee no later than 10:00 a.m. New York City time on the date specified for the assignment and assumption of the servicing rights hereunder.

          (e) Upon the assignment and acceptance of the servicing right hereunder to and by the Successful Bidder and receipt of such cash bid, the
Trustee shall remit or cause to be remitted to the terminated Special Servicer the amount of such cash bid received from the Successful Bidder (net of out-of-pocket expenses incurred in connection with obtaining such bid and transferring servicing) by wire transfer of immediately available funds to an account specified by the terminated Special Servicer no later than 1:00 p.m. New
York City time on the date specified for the assignment and assumption of the servicing rights hereunder.

          (f) If the Successful Bidder has not entered into this Agreement as successor Special within 30 days after the termination of the Special Servicer hereunder or no Successful Bidder was identified within such 30-day period, the
Trustee shall have no further obligations under Section 9.31(c) and may act or may select another successor to act as Special Servicer hereunder in accordance with Section 9.31(b).

          SECTION 9.32 CERTAIN SPECIAL SERVICER REPORTS.

          (a) The Special Servicer, for each Specially Serviced Mortgage Loan, shall provide to the applicable Master Servicer one (1) Business Day after the
Determination Date for each month, the CMSA Special Servicer Loan File in such electronic format as is mutually

                                      -265-

acceptable to the applicable Master Servicer and the Special Servicer and in
CMSA format. The applicable Master Servicer may use such reports or information contained therein to prepare its reports and such Master Servicer may, at its option, forward such reports directly to the Depositor and the Rating Agencies.

          (b) The Special Servicer shall maintain accurate records, prepared by a Servicing Officer, of each Final Recovery Determination with respect to any
Mortgage Loan or REO Property and the basis thereof. Each Final Recovery
Determination shall be evidenced by an Officer's Certificate delivered to the
Trustee, the Operating Adviser, the Paying Agent and the applicable Master
Servicer no later than the tenth Business Day following such Final Recovery
Determination.

          (c) The Special Servicer shall provide to the applicable Master
Servicer or the Paying Agent at the reasonable request in writing of the applicable Master Servicer or the Paying Agent, any information in its possession with respect to the Specially Serviced Mortgage Loans which the applicable Master Servicer or Paying Agent, as the case may be, shall require in order for such Master Servicer or the Paying Agent to comply with its obligations under this Agreement; provided that the Special Servicer shall not be required to take any action or provide any information that the Special
Servicer determines will result in any material cost or expense to which it is not entitled to reimbursement hereunder or will result in any material liability for which it is not indemnified hereunder. The applicable Master Servicer shall provide the Special Servicer at the request of the Special Servicer any information in its possession with respect to the Mortgage Loans which the
Special Servicer shall require in order for the Special Servicer to comply with its obligations under this Agreement.

          (d) Not later than 20 days after each Special Servicer Remittance
Date, the Special Servicer shall forward to the applicable Master Servicer a statement setting forth the status of each REO Account as of the close of business on such Special Servicer Remittance Date, stating that all remittances required to be made by it as required by this Agreement to be made by the
Special Servicer have been made (or, if any required distribution has not been made by the Special Servicer, specifying the nature and status thereof) and showing, for the period from the day following the preceding Special Servicer
Remittance Date to such Special Servicer Remittance Date, the aggregate of deposits into and withdrawals from each REO Account for each category of deposit specified in Section 5.1 of this Agreement and each category of withdrawal specified in Section 5.2 of this Agreement.

          (e) The Special Servicer shall use reasonable efforts to obtain and, to the extent obtained, to deliver to the applicable Master Servicer, the Paying
Agent, the Rating Agencies and the Operating Adviser (and the B Note holder, with respect to the A/B Mortgage Loan), on or before April 15 of each year, commencing with April 15, 2006, (i) copies of the prior year operating statements and quarterly statements, if available, for each Mortgaged Property underlying a Specially Serviced Mortgage Loan or REO Property as of its fiscal year end, provided that either the related Mortgage Note or Mortgage requires the Mortgagor to provide such information, or if the related Mortgage Loan has become an REO Property, (ii) a copy of the most recent rent roll available for each Mortgaged Property, and (iii) a table, setting forth the Debt Service
Coverage Ratio and occupancy with respect to each Mortgaged Property covered by the operating statements delivered above; provided, that, with respect to any
Mortgage Loan that

                                      -266-

becomes a Specially Serviced Mortgage Loan prior to April 15, 2006 and for which the items in clause (i) and (ii) above have not been delivered, the Special
Servicer shall use reasonable efforts to obtain and, to the extent obtained, deliver such items to the applicable Master Servicer, the Paying Agent, the
Rating Agencies and the Operating Adviser (and the B Note holder with respect to the A/B mortgage Loan) as soon as possible after receipt of such items.

          (f) The Special Servicer shall deliver to the applicable Master
Servicer, the Depositor, the Paying Agent and the Trustee all such other information with respect to the Specially Serviced Mortgage Loans at such times and to such extent as such Master Servicer, the Trustee, the Paying Agent or the
Depositor may from time to time reasonably request; provided, however, that the
Special Servicer shall not be required to produce any ad hoc non-standard written reports with respect to such Mortgage Loans except if any Person (other than the Paying Agent or the Trustee) requesting such report pays a reasonable fee to be determined by the Special Servicer.

          (g) The Special Servicer shall deliver a written Inspection Report of each Specially Serviced Mortgage Loan in accordance with Section 9.4(b) to the
Operating Adviser (and the B Note holder with respect to the A/B mortgage Loan).

          (h) The Special Servicer shall prepare a report (the "Asset Status
Report") recommending the taking of certain actions for each Mortgage Loan that becomes a Specially Serviced Mortgage Loan and deliver such Asset Status Report to the Operating Adviser and the applicable Master Servicer not later than 45 days after the servicing of such Mortgage Loan is transferred to the Special
Servicer. Such Asset Status Report shall set forth the following information to the extent reasonably determinable:

               (i) a summary of the status of such Specially Serviced Mortgage
Loan and any negotiations with the related Mortgagor;

               (ii) a discussion of the legal and environmental considerations reasonably known to the Special Servicer (including without limitation by reason of any Phase I Environmental Assessment and any additional environmental testing contemplated by Section 9.12(c)), consistent with the Servicing Standard, that are applicable to the exercise of remedies set forth herein and to the enforcement of any related guaranties or other collateral for the related
Specially Serviced Mortgage Loan and whether outside legal counsel has been retained;

               (iii) the most current rent roll and income or operating
statement available for the related Mortgaged Property or Mortgaged Properties;

               (iv) a summary of the applicable Special Servicer's recommended action with respect to such Specially Serviced Mortgage Loan;

               (v) the Appraised Value of the related Mortgaged Property or
Mortgaged Properties, together with the assumptions used in the calculation thereof (which the Special Servicer may satisfy by providing a copy of the most recently obtained Appraisal); and

               (vi) such other information as the applicable Special Servicer deems relevant in light of the Servicing Standard.

                                      -267-

          If (i) the Operating Adviser affirmatively approves in writing an
Asset Status Report, (ii) after ten Business Days from receipt of an Asset
Status Report the Operating Adviser does not object to such Asset Status Report or (iii) within ten (10) Business Days after receipt of an Asset Status Report the Operating Adviser objects to such Asset Status Report and the Special
Servicer makes a determination in accordance with the Servicing Standard that such objection is not in the best interest of all the Certificateholders, as a collective whole, the Special Servicer shall take the recommended actions described in the Asset Status Report. If within ten (10) Business Days after receipt of an Asset Status Report the Operating Adviser objects to such Asset
Status Report and the Special Servicer does not make a determination in accordance with the Servicing Standard that such objection is not in the best interest of all the Certificateholders, as a collective whole, then the Special
Servicer shall revise such Asset Status Report as soon as practicable thereafter, but in no event later than 30 days after the objection to the Asset
Status Report by the Operating Adviser. The Special Servicer shall revise such
Asset Status Report as provided in the prior sentence until the earliest of (a)
the delivery by the Operating Adviser of an affirmative approval in writing of such revised Asset Status Report, (b) the failure of the Operating Adviser to disapprove such revised Asset Status Report in writing within ten (10) Business
Days of its receipt thereof; or (c) the passage of ninety (90) days from the date of preparation of the initial version of the Asset Status Report. Following the earliest of such events, the Special Servicer shall implement the recommended action as outlined in the most recent version of such Asset Status
Report (provided that the Special Servicer shall not take any action that is contrary to applicable law or the terms of the applicable Mortgage Loan documents). The Special Servicer may, from time to time, modify any Asset Status
Report it has previously delivered and implement the new action in such revised report so long as such revised report has been prepared, reviewed and either approved or not rejected as provided above.

          Notwithstanding the prior paragraph, the Special Servicer may take any action set forth in an Asset Status Report before the expiration of the ten (10)
Business Day period during which the Operating Adviser may reject such report if
(A) the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interests of the
Certificateholders, as a collective whole, and (B) it has made a reasonable effort to contact the Operating Adviser. The Special Servicer may not take any action inconsistent with an Asset Status Report that has been adopted as provided above, unless such action would be required in order to act in accordance with the Servicing Standard. If the Special Servicer takes any action inconsistent with an Asset Status Report that has been adopted as provided above, the Special Servicer shall promptly notify the Operating Adviser of such inconsistent action and provide a reasonably detailed explanation of the reasons therefor.

          The Special Servicer shall deliver to the applicable Master Servicer, the Operating Adviser and each Rating Agency a copy of each Asset Status Report that has been adopted as provided above, in each case with reasonable promptness following such adoption.

Notwithstanding anything herein to the contrary: (i) the Special Servicer shall have no right or obligation to consult with or to seek and/or obtain consent or approval from any Operating Adviser prior to acting (and provisions of this
Agreement requiring such consultation, consent or approval shall be of no effect) during the period following any resignation or removal of an Operating
Adviser and before a replacement is selected; and (ii) no advice, direction or objection from or by the Operating Adviser, as contemplated by Section 9.39 or any other provision of this

                                      -268-

Agreement, may (and the applicable Special Servicer shall ignore and act without regard to any such advice, direction or objection that such Special Servicer has determined, in its reasonable, good faith judgment, would): (A) require or cause such Special Servicer to violate applicable law, the terms of any Mortgage Loan or any other Section of this Agreement, including the applicable Special
Servicer's obligation to act in accordance with the Servicing Standard, (B)
result in an Adverse REMIC Event with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to the Excess Interest Grantor Trust, (C)
expose the Trust, the Depositor, the Master Servicers, the Special Servicer, the
Fiscal Agent, the Paying Agent, the Certificate Administrator, the Trustee or
any of their respective Affiliates, members, managers, officers, directors, employees or agents, to any material claim, suit or liability or (D) materially expand the scope of any Master Servicer's or Special Servicer's responsibilities under this Agreement.

          SECTION 9.33 SPECIAL SERVICER TO COOPERATE WITH THE MASTER SERVICERS
AND PAYING AGENT.

          (a) The Special Servicer shall furnish on a timely basis such reports, certifications, and information as are reasonably requested by a Master Servicer and the Paying Agent, to enable it to perform its duties under this Agreement;
provided that no such request shall (i) require or cause the Special Servicer to violate the Code, any provision of this Agreement, including the Special
Servicer's obligation to act in accordance with the servicing standards set forth in this Agreement and to maintain the REMIC status of any REMIC Pool or
(ii) expose the Special Servicer, the Trust, the Fiscal Agent, the Paying Agent
or the Trustee to liability or materially expand the scope of the Special
Servicer's responsibilities under this Agreement. In addition, the Special
Servicer shall notify the applicable Master Servicer of all expenditures incurred by it with respect to the Specially Serviced Mortgage Loans which are required to be made by such Master Servicer as Servicing Advances as provided herein, subject to the provisions of Section 4.4 hereof. The Special Servicer shall also remit all invoices relating to Servicing Advances promptly upon receipt of such invoices.

          (b) The Special Servicer shall from time to time make reports, recommendations and analyses to the Operating Adviser with respect to the following matters (unless such reports, recommendations and analyses have previously been delivered by the Special Servicer to the Operating Adviser pursuant to Section 9.32), the expense of which shall not be an expense of the
Trust unless otherwise reimbursable pursuant to this Agreement:

               (i) whether the foreclosure of a Mortgaged Property relating to a
Specially Serviced Mortgage Loan would be in the best economic interest of the
Trust;

               (ii) if the Special Servicer elects to proceed with a
foreclosure, whether a deficiency judgment should or should not be sought because the likely recovery will or will not be sufficient to warrant the cost, time and exposure of pursuing such judgment;

               (iii) whether the waiver or enforcement of any "due-on-sale"
clause or "due-on-encumbrance" clause contained in a Mortgage Loan or a
Specially Serviced Mortgage Loan is in the best economic interest of the Trust;

                                      -269-

               (iv) in connection with entering into an assumption agreement from or with a person to whom a Mortgaged Property securing a Specially Serviced
Mortgage Loan has been or is about to be conveyed, or to release the original
Mortgagor from liability upon a Specially Serviced Mortgage Loan and substitute a new Mortgagor, and whether the credit status of the prospective new Mortgagor is in compliance with the Special Servicer's regular commercial mortgage origination or servicing standard;

               (v) in connection with the foreclosure on a Specially Serviced
Mortgage Loan secured by a Mortgaged Property which is not in compliance with
CERCLA, or any comparable environmental law, whether it is in the best economic interest of the Trust to bring the Mortgaged Property into compliance therewith and an estimate of the cost to do so; and

               (vi) with respect to any proposed modification (which shall include any proposed release, substitution or addition of collateral), extension, waiver, amendment, discounted payoff or sale of a Mortgage Loan, prepare a summary of such proposed action and an analysis of whether or not such action is reasonably likely to produce a greater recovery on a present value basis than liquidation of such Mortgage Loan; such analysis shall specify the basis on which the Special Servicer made such determination, including the status of any existing material default or the grounds for concluding that a payment default is imminent.

          SECTION 9.34 RESERVED

          SECTION 9.35 RESERVED

          SECTION 9.36 SALE OF DEFAULTED MORTGAGE LOANS.

          (a) The holder of Certificates evidencing the greatest percentage interest in the Controlling Class, the Special Servicer and each Seller as to those Mortgage Loans sold to the Depositor by such Seller only (in such capacity, together with any assignee, the "Option Holder") shall, in that order, have the right, at its option (the "Option"), to purchase a Mortgage Loan (other than a Non-Serviced Mortgage Loan that is subject to a comparable option under the related Other Companion Loan Pooling and Servicing Agreement) from the Trust at a price equal to the Option Purchase Price upon receipt of notice from the
Special Servicer that such Mortgage Loan has become at least 60 days delinquent as to any monthly debt service payment (or is delinquent as to its Balloon
Payment); provided, however, that with respect to an A Note, the Option Holder's rights under this Section 9.36 are subject to the rights of the holder of the related B Note to purchase the A Note pursuant to the terms of the related
Intercreditor Agreement. The Option is exercisable, subject to Section 2.3, from that date until terminated pursuant to clause (e) below, and during that period the Option shall be exercisable in any month only during the period from the
10th calendar day of such month through the 25th calendar day, inclusive, of such month. The Trustee on behalf of the Trust shall be obligated to sell such
Mortgage Loan upon the exercise of the Option (whether exercised by the original holder thereof or by a holder that acquired such Option by assignment), but shall have no authority to sell such Mortgage Loan other than in connection with the exercise of an Option (or in connection with a repurchase of a Mortgage Loan under Article II, an optional termination pursuant to Section 10.1 or a qualified liquidation of a REMIC Pool) or if such Mortgage Loan is an A Note, to the holder of the related B Note pursuant to the terms of the related
Intercreditor Agreement. Any Option Holder that

                                      -270-

exercises the Option shall be required to purchase the applicable Mortgage Loan on the 4th Business Day after such exercise. If any Option Holder desires to waive its right to exercise the Option, then it shall so notify the Trustee in writing, and the Trustee shall promptly notify the next party eligible to hold the Option set forth above of its rights hereunder. Any of the parties eligible to hold the Option set forth above may at any time notify the Trustee in writing of its desire to exercise the Option, and the Trustee shall promptly notify (i)
the current Option Holder (and the other parties eligible to hold the Option)
and (ii) solely with respect to an Option to purchase an A Note, the holder of the related B Note, of such party's desire to exercise the Option; provided that none of the Trustee, the applicable Master Servicer or the Special Servicer shall disclose the Option Purchase Price to the holder of such related B Note.
If the Option Holder neither (i) exercises the Option nor (ii) surrenders its right to exercise the Option within 3 Business Days of its receipt of that notice, then the Option Holder's right to exercise the Option shall lapse, and the Trustee shall promptly notify the next party eligible to hold the Option
(and the other parties eligible to hold the Option) of its rights thereunder.
The Certificate Registrar shall notify the Trustee as to the identity of the holder of Certificates evidencing the greatest percentage interest in the
Controlling Class for purposes of determining an Option Holder.

          (b) The purchase price in connection with the exercise of the Option
(the "Option Purchase Price") shall be an amount equal to the fair value of the related Mortgage Loan, as determined by the Special Servicer. Prior to the
Special Servicer's determination of fair value referred to above, the fair value of a Mortgage Loan shall be deemed to be an amount equal to the Purchase Price plus (i) any prepayment penalty or yield maintenance charge then payable upon the prepayment of such Mortgage Loan and (ii) the reasonable fees and expenses of the Special Servicer, the applicable Master Servicer and the Trustee incurred in connection with the sale of the Mortgage Loan. The Special Servicer shall determine the fair value of a Mortgage Loan on the later of (A) as soon as reasonably practical upon the Mortgage Loan becoming 60 days delinquent or upon the Balloon Payment becoming delinquent and (B) the date that is 75 days after the Special Servicer's receipt of the Servicer Mortgage File relating to such
Mortgage Loan, and the Special Servicer shall promptly notify the Option Holder
(and the Trustee and each of the other parties set forth above that could become the Option Holder) of (i) the Option Purchase Price and (ii) if such Mortgage
Loan is an A Note, that the A Note is subject to the terms of the related
Intercreditor Agreement and that any purchaser of the A Note will be subject to such Intercreditor Agreement. The Special Servicer is required to recalculate the fair value of the Mortgage Loan if there has been a material change in circumstances or the Special Servicer has received new information (including, without limitation, any cash bids received from the holder of the related B Note in connection with an A Note), either of which has a material effect on the fair value, provided that the Special Servicer shall be required to recalculate the fair value of the Mortgage Loan if the time between the date of last determination of the fair value of the Mortgage Loan and the date of the exercise of the Option has exceeded 60 days. Upon any recalculation, the Special
Servicer shall be required to promptly notify in writing each Option Holder (and the Trustee and each of the other parties set forth above that could become the
Option Holder) of the revised Option Purchase Price. Any such recalculation of the fair value of the Mortgage Loan shall be deemed to renew the Option in its original priority at the recalculated price with respect to any party as to which the Option had previously expired or been waived, unless the Option has previously been exercised by an Option Holder at a higher Option Purchase Price.
In determining fair value, the Special Servicer shall take into account, among other factors, the results of any Appraisal or updated Appraisal that it or the

                                      -271-

applicable Master Servicer may have obtained in accordance with this Agreement within the prior twelve months; any views on fair value expressed by Independent investors in mortgage loans comparable to the Mortgage Loan (provided that the
Special Servicer shall not be obligated to solicit such views); the period and amount of any delinquency on the affected Mortgage Loan; whether to the Special
Servicer's actual knowledge, the Mortgage Loan is in default to avoid a prepayment restriction; the physical condition of the related Mortgaged
Property; the state of the local economy; the expected recoveries from the
Mortgage Loan if the Special Servicer were to pursue a workout or foreclosure strategy instead of the Option being exercised; and the Trust's obligation to dispose of any REO Property as soon as practicable consistent with the objective of maximizing proceeds for all Certificateholders, but in no event later than the three-year period (or such extended period) specified in Section 9.15. If the Mortgage Loan as to which the Option relates is a Serviced Pari Passu
Mortgage Loan, then the Option Holder, in connection with its exercise of such option, shall also be required to purchase the related Serviced Companion
Mortgage Loan under the Other Pooling and Servicing Agreement or the related
Intercreditor Agreement. Pursuant to the related Non-Serviced Mortgage Loan
Pooling and Servicing Agreement, if the holder of the option thereunder repurchases a Non-Serviced Companion Mortgage Loan in connection with its exercise of such option, then the holder of the option shall also be required to purchase the related Non-Serviced Mortgage Loan, but only if set forth in such
Non-Serviced Mortgage Loan Pooling and Servicing Agreement. If the Mortgage Loan
as to which the Option relates is a Non-Serviced Mortgage Loan, and the party exercising the purchase option under the Other Companion Loan Pooling and
Servicing Agreement in respect of the related Non-Serviced Companion Mortgage
Loan is not required thereunder to simultaneously purchase the related
Non-Serviced Mortgage Loan held by the Trust upon a purchase of the Non-Serviced
Companion Mortgage Loan, then the Special Servicer shall calculate the Option
Purchase Price of the Non-Serviced Mortgage Loan based upon the fair market value calculation performed by the special servicer or other party under the
Other Companion Loan Pooling and Servicing Agreement (upon which the Special
Servicer may rely), to the extent provided to the Special Servicer.

          (c) Any Option relating to a Mortgage Loan shall be assignable to a third party (including, without limitation, in connection with an A Note, the holder of the related B Note and in connection with a Serviced Pari Passu
Mortgage Loan, the holder of the related Serviced Companion Mortgage Loan) by the Option Holder at its discretion at any time after its receipt of notice from the Special Servicer that an Option is exercisable with respect to a specified
Mortgage Loan, and upon such assignment such third party shall have all of the rights granted to the Option Holder hereunder in respect of the Option. Such assignment shall only be effective upon written notice (together with a copy of the executed assignment and assumption agreement) being delivered to the
Trustee, the applicable Master Servicer and the Special Servicer, and none of such parties shall be obligated to recognize any entity as an Option Holder absent such notice.

          (d) If the Special Servicer, the holder of Certificates representing the greatest percentage interest in the Controlling Class or an Affiliate of either thereof elects to exercise the Option, the Trustee shall be required to determine whether the Option Purchase Price constitutes a fair price for the
Mortgage Loan. Upon request of the Special Servicer to make such a determination, the Trustee will do so within a reasonable period of time (but in no event more than 15 Business Days). In doing so, the Trustee may rely on the opinion of an Appraisal or

                                      -272-

other expert in real estate matters selected by the Trustee with reasonable care and retained by the Trustee at the expense of the party exercising the Option.
The Trustee may also rely on the most recent Appraisal of the related Mortgaged
Property that was prepared in accordance with this Agreement. If the Trustee were to determine that the Option Purchase Price does not constitute a fair price, then the Special Servicer shall redetermine the fair value taking into account the objections of the Trustee.

          (e) The Option shall terminate, and shall not be exercisable as set forth in clause (a) above (or if exercised, but the purchase of the related
Mortgage Loan has not yet occurred, shall terminate and be of no further force or effect) if the Mortgage Loan to which it relates is no longer delinquent as set forth above because the Mortgage Loan has (i) become a Rehabilitated
Mortgage Loan, (ii) been subject to a workout arrangement, (iii) been foreclosed upon or otherwise resolved (including by a full or discounted payoff) or (iv)
been purchased by the related Seller pursuant to Section 2.3. In addition, the
Option with respect to an A Note shall terminate upon the purchase of the A Note by the holder of the related B Note pursuant to the related Intercreditor
Agreement.

          (f) Unless and until an Option Holder exercises an Option, the Special
Servicer shall continue to service and administer the related Mortgage Loan in accordance with the Servicing Standard and this Agreement, and shall pursue such other resolution or recovery strategies, including workout or foreclosure, as is consistent with this Agreement and the Servicing Standard.

          SECTION 9.37 OPERATING ADVISER; ELECTIONS.

          (a) In accordance with Section 9.37(c), the Certificateholders representing more than 50% of the Certificate Balance of the Certificates of the
then Controlling Class may elect the Operating Adviser. The Operating Adviser shall be elected for the purpose of receiving reports and information from the
Special Servicer in respect of the Specially Serviced Mortgage Loans.

          (b) The initial Operating Adviser is Cadim TACH inc. The Controlling
Class shall give written notice to the Trustee, the Paying Agent and the Master
Servicers of the appointment of any subsequent Operating Adviser (in order to receive notices hereunder). If a subsequent Operating Adviser is not so appointed, an election of an Operating Adviser also shall be held. Notice of the meeting of the Holders of the Controlling Class shall be mailed or delivered to each Holder by the Paying Agent, not less than 10 nor more than 60 days prior to the meeting. The notice shall state the place and the time of the meeting, which may be held by telephone. A majority of Certificate Balance of the Certificates of the then Controlling Class, present in person or represented by proxy, shall constitute a quorum for the nomination of an Operating Adviser. At the meeting, each Holder shall be entitled to nominate one Person to act as Operating
Adviser. The Paying Agent shall cause the election of the Operating Adviser to be held as soon thereafter as is reasonably practicable.

          (c) Each Holder of the Certificates of the Controlling Class shall be entitled to vote in each election of the Operating Adviser. The voting in each election of the Operating Adviser shall be in writing mailed, telecopied, delivered or sent by courier and actually received

                                      -273-

by the Paying Agent on or prior to the date of such election. Immediately upon receipt by the Paying Agent of votes (which have not been rescinded) from the
Holders of Certificates representing more than 50% of the Certificate Balance of the Certificates of the then Controlling Class which are cast for a single
Person, such Person shall be, upon such Person's acceptance, the Operating
Adviser. The Paying Agent shall promptly notify the Trustee of the identity of the Operating Adviser. Until an Operating Adviser is elected by Holders of
Certificates representing more than 50% of the Certificate Balance of the
Certificates of the then Controlling Class or in the event that an Operating
Adviser shall have resigned or been removed and a successor Operating Adviser shall not have been elected, there shall be no Operating Adviser.

          (d) The Operating Adviser may be removed at any time by the written vote, copies of which must be delivered to the Paying Agent, of more than 50% of the Certificate Balance of the Holders of the Certificates of the then
Controlling Class.

          (e) The Paying Agent shall act as judge of each election and, absent manifest error, the determination of the results of any election by the Paying
Agent shall be conclusive. Notwithstanding any other provisions of this Section
9.37, the Paying Agent may make such reasonable regulations as it may deem advisable for any election.

          (f) Notwithstanding any provision of this Section 9.37 or any other provision of this Agreement to the contrary, at any time that the Special
Servicer has been elected as Operating Adviser or no Operating Adviser has been elected, (i) the Special Servicer shall not be required to deliver notices or information to, or obtain the consent or approval of, the Operating Adviser and
(ii) to the extent any Person other than the Special Servicer is otherwise required hereunder to provide notices or information to, or obtain the consent or approval of, the Operating Adviser, such Person shall be required to provide such notices or information to, or obtain the consent or approval of, the
Special Servicer.

          (g) Notwithstanding anything to the contrary set forth in this
Agreement, the applicable Master Servicer, the Special Servicer and the
Operating Adviser acknowledge that (i) with respect to the Coronado Center Loan
Group, pursuant to the terms of the related Intercreditor Agreement, so long as the B Note holder or any of its affiliates is the "Controlling Holder" (as such term is defined in the related Intercreditor Agreement), the Controlling Holder
(as such term is defined in the related Intercreditor Agreement) shall be entitled to exercise the rights and powers granted to the Operating Adviser herein with respect to the Coronado Center Loan Group, as applicable, and that all references in this Agreement to the term "Operating Adviser" and to the
Operating Adviser appointed pursuant to Section 9.37(a) shall be deemed (solely with respect to the Coronado Center Loan Group) to refer to the Controlling
Holder (as such term is defined in the related Intercreditor Agreement).
Notwithstanding the foregoing, the Operating Adviser designated by the
Certificateholders shall also receive all notices and reports delivered to the
Operating Adviser appointed pursuant to the related Intercreditor Agreement.
Notwithstanding the foregoing, nothing herein is intended nor shall be construed to limit the Operating Adviser's right to consult (on a non-binding basis) with the Special Servicer with respect to any Mortgage Loan including the Coronado
Center Loan Group, and (ii) with respect to the County Line Commerce Center Loan
Group, pursuant to the terms of the related Intercreditor Agreement, so long as the B Note holder or any of its affiliates is the "Controlling Holder" (as such term is defined in the related Intercreditor Agreement), the Controlling Holder
(as such term is defined in

                                      -274-

the related Intercreditor Agreement) shall be entitled to exercise the rights and powers granted to the Operating Adviser herein with respect to the County
Line Commerce Center Loan Group, as applicable, and that all references in this
Agreement to the term "Operating Adviser" and to the Operating Adviser appointed pursuant to Section 9.37(a) shall be deemed (solely with respect to the County
Line Commerce Center Loan Group) to refer to the Controlling Holder (as such term is defined in the related Intercreditor Agreement). Notwithstanding the foregoing, the Operating Adviser designated by the Certificateholders shall also receive all notices and reports delivered to the Operating Adviser appointed pursuant to the related Intercreditor Agreement. Notwithstanding the foregoing, nothing herein is intended nor shall be construed to limit the Operating
Adviser's right to consult (on a non-binding basis) with the Special Servicer with respect to any Mortgage Loan including the County Line Commerce Center Loan
Group.

          SECTION 9.38 LIMITATION ON LIABILITY OF OPERATING ADVISER. The
Operating Adviser shall have no liability to the Trust, the holder of any
Serviced Companion Mortgage Loan, the holder of any B Note or the
Certificateholders (other than a Controlling Class Certificateholder) for any action taken, or for refraining from the taking of any action. By its acceptance of a Certificate, each Certificateholder (and Certificate Owner) confirms its understanding that the Operating Adviser may take actions that favor the interests of one or more Classes of the Certificates over other Classes of the
Certificates and that the Operating Adviser may have special relationships and interests that conflict with those of Holders of some Classes of the
Certificates and each holder of a Serviced Companion Mortgage Loan and B Note
(if any) and each Certificateholder (and Certificate Owner) agrees to take no action against the Operating Adviser based upon such special relationship or conflict.

          SECTION 9.39 DUTIES OF OPERATING ADVISER. Notwithstanding any other provision of this Agreement (but subject to the penultimate paragraph of this section 9.39), the Operating Adviser may advise the Special Servicer with respect to the following actions of the Special Servicer and the Special
Servicer will not be permitted to take or consent to the applicable Master
Servicer taking any of the following actions unless and until it has notified the Operating Adviser in writing and such Operating Adviser has not objected in writing (i) within 5 Business Days of having been notified thereof in respect of actions relating to non-Specially Serviced Mortgage Loans and (ii) within 10
Business Days of having been notified thereof in respect of actions relating to
Specially Serviced Mortgage Loans and in either case, having been provided with all reasonably requested information with respect thereto (it being understood and agreed that (a) the Special Servicer shall be entitled to conclusively rely on the determination of the Operating Adviser made in connection with such approval or disapproval contemplated by clause (xii) below (subject to the operation of the Servicing Standard and the penultimate paragraph of Section
9.39) and (b) if such written objection has not been received by the Special
Servicer within such 5 Business Day or 10 Business Day period, as applicable, then the Operating Adviser's approval will be deemed to have been given):

               (i) any foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default;

               (ii) any modification, amendment or waiver, or consent to
modification, amendment or waiver, of a Money Term or other material term of a
Mortgage

                                      -275-

Loan or a modification consisting of the extension of the original Maturity Date of a Mortgage Loan;

               (iii) any proposed sale of a Defaulted Mortgage Loan (other than upon termination of the Trust pursuant to Article X);

               (iv) any determination to bring an REO Property into compliance with Environmental Laws;

               (v) any release of or acceptance of substitute or additional collateral for a Mortgage Loan;

               (vi) any acceptance of a discounted payoff;

               (vii) any waiver or consent to waiver of a "due-on-sale" or
"due-on-encumbrance" clause;

               (viii) any acceptance or consent to acceptance of an assumption agreement releasing a Mortgagor from liability under a Mortgage Loan;

               (ix) any release of collateral for a Mortgage Loan (other than upon satisfaction of, such Mortgage Loan);

               (x) any franchise changes or management company changes for which the Special Servicer is required to consent;

               (xi) releases of any Escrow Accounts, Reserve Accounts or Letters of Credit that are not in compliance with the related Mortgage Loan documents;
and

               (xii) any determination as to whether any type of property-level insurance is required under the terms of any Mortgage Loan, is available at commercially reasonable rates, is available for similar properties in the area in which the related Mortgaged Property is located or any other determination or exercise of discretion with respect to property-level insurance.

          With respect to items (vii), (viii) and (ix), the Operating Adviser shall be subject to the same time periods for advising the Special Servicer with respect to any such matters as are afforded to the Special Servicer pursuant to
Section 8.7, which periods shall be co-terminous with those of Special Servicer.
In addition, the Operating Adviser may direct the Trustee to remove the Special
Servicer at any time upon the appointment and acceptance of such appointment by a successor to the Special Servicer; provided that, prior to the effectiveness of any such appointment, the Trustee and the Paying Agent shall have received
Rating Agency Confirmation from each Rating Agency. The Operating Adviser shall pay any costs and expenses incurred by the Trust in connection with the removal and appointment of a Special Servicer (unless such removal is based on any of the events or circumstances set forth in Section 9.30(b)). The Trustee shall notify the Paying Agent promptly upon its receipt of the direction set forth above.

                                      -276-

          Notwithstanding anything herein to the contrary, no advice, direction or objection from the Operating Adviser, as contemplated by this Section 9.39 or elsewhere, may (and any Master Servicer and Special Servicer, as applicable, shall ignore and act without regard to any such advice, direction or objection that any such Master Servicer or Special Servicer, as applicable, has determined, in its reasonable, good faith judgment, will) require or cause any such Master Servicer or Special Servicer to violate any provision of this
Agreement or the Mortgage Loans, including the applicable Master Servicer's and
Special Servicer's obligation to act in accordance with the Servicing Standard.

          The applicable Master Servicer (with respect to any Non-Serviced
Mortgage Loan that is not a "Specially Serviced Mortgage Loan" under the related
Non-Serviced Mortgage Loan Pooling and Servicing Agreement) or Special Servicer
(with respect to any Non-Serviced Mortgage Loan that is a "Specially Serviced
Mortgage Loan" under the related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement), as applicable, is authorized to exercise the rights and powers of the Trustee, as holder of the Mortgage Note for each of the
Non-Serviced Mortgage Loans, under each of the related Non-Serviced Mortgage
Loan Intercreditor Agreements and Non-Serviced Mortgage Loan Pooling and
Servicing Agreements to the extent set forth in this Agreement. The applicable
Master Servicer or Special Servicer, as applicable, shall be subject to the same limitations, constraints and restrictions in exercising such rights and powers as would be applicable to the Trustee, in its capacity as holder of the Mortgage
Note for the applicable Non-Serviced Mortgage Loan and shall be further subject to such consultation or approval rights of the Operating Adviser under this
Section 9.39 as would be applicable if such Non-Serviced Mortgage Loan were serviced under this Agreement. Subject to any section of the applicable
Non-Serviced Mortgage Loan Intercreditor Agreement that specifically addresses a particular matter with respect to a Non-Serviced Mortgage Loan, if the Trustee is requested to take any action in its capacity as holder of the Mortgage Note for such Non-Serviced Mortgage Loan, the Trustee will notify in writing the applicable Master Servicer or Special Servicer, as applicable, and, subject to
Section 7.1, act in accordance with the instructions of, such party to the extent set forth in this Agreement; provided, that the Trustee shall not be required to take any action at the direction of the applicable Master Servicer or Special Servicer, as applicable, that is not permitted under applicable law or the terms of the related Non-Serviced Mortgage Loan Intercreditor Agreement and Non-Serviced Mortgage Loan Pooling and Servicing Agreement. Notwithstanding
the foregoing, any such party may only exercise any purchase option or cure rights with respect to a Non-Serviced Companion Mortgage Loan in its individual capacity and not on behalf of the Trust.

          SECTION 9.40 RIGHTS OF THE HOLDER OF A B NOTE.

          With respect to each A/B Mortgage Loan (if any), the holder of the B
Note shall have such consent rights, cure rights, rights to remove the Special
Servicer or consultation rights and shall be entitled to such reports, during the specified time periods, as are set forth in the related Intercreditor
Agreement.

          Notwithstanding the foregoing, if the applicable Master Servicer or
Special Servicer, as applicable, determines that immediate action is necessary to protect the interest of the Certificateholders and the holder of any related
Serviced Companion Mortgage Loan (as a

                                      -277-

collective whole), then such Master Servicer or Special Servicer, as applicable may take any such action without waiting for the response of the holder of the B
Note provided for in the related Intercreditor Agreement.

          In addition, with respect to any A/B Mortgage Loan, to the extent provided for in the related Intercreditor Agreement, the holder of the B Note may direct the applicable Master Servicer or Special Servicer, as applicable, to take, or to refrain from taking, such actions as the holder of the B Note may deem advisable or as to which provision is otherwise made herein. Upon reasonable request, the applicable Master Servicer or Special Servicer, as applicable, shall, with respect to any A/B Mortgage Loan, provide the holder of the B Note with any information in such Master Servicer's or Special Servicer's, as applicable, possession with respect to such matters, including its reasons for determining to take a proposed action.

          In the event that the holder of the B Note shall direct the applicable
Master Servicer or the Special Servicer to take any action (other than those provided for in the related Intercreditor Agreement), such Master Servicer or the Special Servicer shall be entitled to receive reimbursement from collections on and other proceeds of the B Note for (i) its reasonable out-of-pocket expenses incurred in taking such action and (ii) to the extent that such action constitutes an extraordinary action not in the ordinary course of administering and servicing such mortgage loan, other reasonable costs incurred by the applicable Master Servicer or the Special Servicer in taking such action. The applicable Master Servicer or the Special Servicer shall notify the holder of the B Note, prior to taking the related action, if such Master Servicer or the
Special Servicer anticipates that it will seek reimbursement therefor under the preceding sentence, and of the estimated amount of such reimbursement, and shall further notify the holder of the B Note if it intends to obtain actual reimbursement in excess of the estimated amount.

          Notwithstanding anything herein to the contrary, no advice, direction or objection from the holder of the B Note, as contemplated by this Section
9.40, may (and the applicable Master Servicer and Special Servicer, as applicable, shall ignore and act without regard to any such advice, direction or objection that such Master Servicer or Special Servicer, as applicable, has determined, in its reasonable, good faith judgment, will) require or cause such
Master Servicer or Special Servicer to violate any provision of this Agreement or the Mortgage Loans, including such Master Servicer's and Special Servicer's obligation to act in accordance with the Servicing Standard.

                                    ARTICLE X

                      PURCHASE AND TERMINATION OF THE TRUST

          SECTION 10.1 TERMINATION OF TRUST UPON REPURCHASE OR LIQUIDATION OF
ALL MORTGAGE LOANS.

          (a) The obligations and responsibilities of the Trustee and the Paying
Agent created hereby (other than the obligation of the Paying Agent, to make payments to the Class R-I Certificateholders, the Class R-II Certificateholders
and the Class R-III Certificateholders as set forth in Section 10.2 and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the

                                      -278-

last Mortgage Loan remaining in the Trust (and final distribution to the
Certificateholders) and (B) the disposition of all REO Property (and final distribution to the Certificateholders) or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or Section 10.1(c) or (iii) the termination of the Trust pursuant to Section 10.1(d) below; provided that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

          (b) The Wells Fargo Master Servicer (or its successor) or the PAR
Master Servicer (or its successor) shall give the Trustee, the Luxembourg Paying
Agent and the Paying Agent notice of the date when the Aggregate Principal
Balance of the Mortgage Loans is less than or equal to one percent (1%) of the initial Aggregate Principal Balance of the Mortgage Loans as of the Cut-Off
Date. The Paying Agent shall promptly forward such notice to the Trustee, the
Depositor, the Holder of a majority of the Controlling Class, each Master
Servicer, the Special Servicer and the Holders of the Class R-I Certificates;
and the Holder of a majority of the Controlling Class, the PAR Master Servicer
(or its successor), the Wells Fargo Master Servicer (or its successor), the
Special Servicer and the Holders of the Class R-I Certificates, in such priority
(and in the case of the Class R-I Certificateholders, a majority of the Class
R-I Certificateholders), may purchase, in whole only, the Mortgage Loans and any other property, if any, remaining in the Trust. If any party desires to exercise such option, it will notify the Trustee who will notify any party with a prior right to exercise such option. If any party that has been provided notice by the
Trustee (excluding the Depositor) notifies the Trustee within ten Business Days after receiving notice of the proposed purchase that it wishes to purchase the assets of the Trust, then such party (or, in the event that more than one of such parties notifies the Trustee that it wishes to purchase the assets of the
Trust, the party with the first right to purchase the assets of the Trust) may purchase the assets of the Trust in accordance with this Agreement. Upon the
Paying Agent's receipt of the Termination Price set forth below, the Trustee shall promptly release or cause to be released to the applicable Master Servicer for the benefit of the Holder of the majority of the Class R-I Certificates, the
Special Servicer or the applicable Master Servicer, as the case may be, the
Mortgage Files pertaining to the Mortgage Loans. The "Termination Price" shall equal 100% of the aggregate Principal Balances of the Mortgage Loans (other than
Mortgage Loans as to which a Final Recovery Determination has been made) on the day of such purchase plus accrued and unpaid interest thereon at the applicable
Mortgage Rates (or Mortgage Rates less the applicable Master Servicing Fee Rate on those Mortgage Loans serviced by the applicable Master Servicer if such
Master Servicer is the purchaser), with respect to the Mortgage Loans to the Due
Date for each Mortgage Loan ending in the Collection Period with respect to which such purchase occurs, plus unreimbursed Advances and interest on such unreimbursed Advances at the Advance Rate, and the fair market value of any other property remaining and REMIC I. The Trustee shall consult with the
Placement Agents and the Underwriters or their respective successors, as advisers, in order for the Trustee to determine whether the fair market value of the property constituting the Trust has been offered; provided that, if any
Placement Agent or any Underwriter or an Affiliate of the Placement Agent or the
Underwriters is exercising its right to purchase the Trust assets, the Trustee shall consult with the Operating Adviser in order for the Trustee to determine the fair market value, provided that the Operating Adviser is not an Affiliate of the Class R-I Holder, the Special Servicer or a Master Servicer, or the
Trustee (the fees and expenses of which shall be paid for by buyer of the property). As a condition to the purchase of the Trust pursuant to this Section
10.1(b), the Holder of the majority of the Class R-I

                                      -279-

Certificates, the Special Servicer or the applicable Master Servicer, as the case may be, must deliver to the Trustee an Opinion of Counsel, which shall be at the expense of such Holders, the Special Servicer or such Master Servicer, as the case may be, stating that such termination will be a "qualified liquidation"
under section 860F(a)(4) of the Code. Such purchase shall be made in accordance with Section 10.3.

          (c) Following the date on which the aggregate Certificate Balance of the Class A Senior, Class A-J, Class B, Class C, Class D, Class E, Class F,
Class G, Class H, Class J and Class K Certificates is reduced to zero, the
Remaining Certificateholder shall have the right to exchange all of its
Certificates, including the Class X Certificates, (other than the Class T
Certificates and the Residual Certificates) for all of the Mortgage Loans and
each REO Property remaining in the Trust Fund as contemplated by clause (ii) of
Section 10.1(a) by giving written notice to all the parties hereto no later than
60 days prior to the anticipated date of exchange. In the event that the
Remaining Certificateholder elects to exchange all of its Certificates, including the Class X Certificates, (other than the Class T Certificates and the
Residual Certificates) for all of the Mortgage Loans and each REO Property remaining in the Trust Fund in accordance with the preceding sentence, such
Remaining Certificateholder, not later than the Final Distribution Date, shall deposit in a Certificate Accounts an amount in immediately available funds equal to the aggregate outstanding Certificate Balance of the remaining REMIC III
Certificates (without duplication), plus accrued and unpaid interest thereon, plus all amounts due and owing to the Depositor, each Master Servicer, the
Special Servicer, the Trustee, the Paying Agent and the Fiscal Agent hereunder through the date of the liquidation of the Trust Fund that may be withdrawn from such Certificate Account, but only to the extent that such amounts are not already on deposit in such Certificate Account. Such amounts may be offset against amounts due to the Remaining Certificateholder upon termination of the
Trust. Upon confirmation that such final deposits have been made and following the surrender of all remaining Certificates by the Remaining Certificateholder on the Final Distribution Date, the Trustee shall, upon receipt of a Request for
Release from the applicable Master Servicer, release or cause to be released to the Remaining Certificateholder or any designee thereof, the Mortgage Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments furnished to it by the Remaining Certificateholder as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties remaining in the Trust Fund, and the Trust Fund shall be liquidated in accordance with Sections 10.2 and 10.3 of this Agreement. Thereafter, the Trust
Fund and the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicers, the Special Servicer, the Trustee, the
Paying Agent (other than annual tax returns and maintenance of books and records and the preparation and filing of final tax returns) and the Fiscal Agent shall terminate. For federal income tax purposes, the Remaining Certificateholder shall be deemed to have purchased the assets of REMIC I for an amount equal to the remaining Certificate Balance of its remaining Certificates (other than the
Residual Certificates), plus accrued and unpaid interest with respect thereto, and the Paying Agent shall credit such amounts against amounts distributed in respect of such Certificates. The remaining Mortgage Loans and REO Properties are deemed disposed of to and distributed to the Remaining Certificateholder in liquidation of the Trust Fund pursuant to Section 10.2.

          (d) If at any time the Holders of the Class R-I Certificates own 100%
of the REMIC III Certificates such Holders may terminate REMIC I (which will in turn result in the termination of REMIC II and REMIC III) upon (i) the delivery to the Trustee and the Depositor of

                                      -280-

an Opinion of Counsel (which opinion shall be at the expense of such Holders)
stating that such termination will be a "qualified liquidation" of each REMIC
Pool under Section 860F of the Code, (ii) the payment of any and all costs associated with such termination and (iii) payment to each Master Servicer of market price compensation for the loss of its applicable servicing rights hereunder. Such termination shall be made in accordance with Section 10.3. The remaining Mortgage Loans and REO Properties thereupon shall be deemed disposed of to and distributed to such Holders.

          (e) Upon the termination of the Trust, any funds or other property held by the Excess Interest Grantor Trust related to Excess Interest shall be distributed to the Class T Certificateholders, on a pro rata basis.

          (f) Upon the sale of the A Note relating to an A/B Mortgage Loan by the Trust or the payment in full of such A Note, the related B Note shall no longer be subject to this Agreement and shall no longer be serviced by the applicable Master Servicer or the Special Servicer.

          SECTION 10.2 PROCEDURE UPON TERMINATION OF TRUST.

          (a) Notice of any termination pursuant to the provisions of Section
10.1, specifying the Distribution Date upon which the final distribution shall be made, shall be given promptly by the Trustee by first class mail to the
Paying Agent, the Rating Agencies, the Class R-I, Class R-II and REMIC III
Certificateholders mailed no later than ten days prior to the date of such termination. Such notice shall specify (A) the Distribution Date upon which final distribution on the Class R-I, Class R-II and REMIC III Certificates will be made, and upon presentation and surrender of the Class R-I, Class R-II and
REMIC III Certificates at the office or agency of the Certificate Registrar therein specified, and (B) that the Record Date otherwise applicable to such
Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Class R-I, Class R-II and REMIC III
Certificates at the office or agency of the Certificate Registrar therein specified. The Trustee shall give such notice to the Depositor and the
Certificate Registrar at the time such notice is given to Holders of the Class
R-I, Class R-II and REMIC III Certificates. Upon any such termination, the duties of the Certificate Registrar with respect to the Class R-I, Class R-II and REMIC III Certificates shall terminate and the Trustee shall terminate, or request the applicable Master Servicer and the Paying Agent to terminate, the applicable Certificate Account and the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the
Paying Agent's obligation hereunder to hold all amounts payable to the Class
R-I, Class R-II and REMIC III Certificateholders in trust without interest pending such payment.

          (b) In the event that all of the Holders do not surrender their certificates evidencing the Class R-I, Class R-II and REMIC III Certificates for
cancellation within three months after the time specified in the above-mentioned written notice, the Certificate Registrar shall give a second written notice to the remaining Class R-I, Class R-II and REMIC III Certificateholders to
surrender their certificates evidencing the Class R-I, Class R-II and REMIC III
Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any Class R-I, Class R-II and REMIC III Certificates shall not have been surrendered for cancellation, the
Certificate Registrar may take appropriate steps to

                                      -281-

contact the remaining Class R-I, Class R-II and REMIC III Certificateholders
concerning surrender of such certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after the second notice any such Class R-I, Class R-II and REMIC III Certificates shall not have been surrendered for cancellation, the Paying Agent, shall subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Trustee and not distributed to a Class R-I, Class R-II or
REMIC III Certificateholder due to such Certificateholder's failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section. Any money held by the Paying Agent pending distribution under this Section 10.2 after 90 days after the adoption of a plan of complete liquidation shall be deemed for tax purposes to have been distributed from the
REMIC Pools and shall be beneficially owned by the related Holder.

          SECTION 10.3 ADDITIONAL TRUST TERMINATION REQUIREMENTS.

          (a) The Trust and each REMIC Pool shall be terminated in accordance with the following additional requirements, unless at the request of one or both of the Master Servicers or the Class R-I Certificateholders, as the case may be, the Trustee seeks, and the Paying Agent subsequently receives an Opinion of
Counsel (at the expense of the applicable Master Servicer or the Class R-I
Certificateholders, as the case may be), addressed to the Depositor, the Trustee and the Paying Agent to the effect that the failure of the Trust to comply with the requirements of this Section 10.3 will not (i) result in the imposition of taxes on "prohibited transactions" on any REMIC Pool under the REMIC Provisions or (ii) cause any REMIC Pool to fail to qualify as a REMIC at any time that any
Certificates are outstanding:

               (i) Within 89 days prior to the time of the making of the final payment on the REMIC III Certificates, the one or both of the Master Servicers shall prepare and the Paying Agent on behalf of the Trustee (on behalf of REMIC
I, REMIC II or REMIC III) shall adopt a plan of complete liquidation of REMIC I, meeting the requirements of a qualified liquidation under the REMIC Provisions, which plan need not be in any special form and the date of which, in general, shall be the date of the notice specified in Section 10.2(a) and shall be specified in a statement attached to the federal income tax return of each REMIC
Pool;

               (ii) At or after the date of adoption of such a plan of complete liquidation and at or prior to the time of making of the final payment on the
REMIC III Certificates, the Trustee shall sell all of the assets of the Trust for cash at the Termination Price; provided that if the Holders of the Class R-I
Certificates are purchasing the assets of the Trust, the amount to be paid by such Holders may be paid net of the amount to be paid to such Holders as final distributions on any Certificates held by such Holders;

               (iii) At the time of the making of the final payment on the
Certificates, the Paying Agent shall distribute or credit, or cause to be distributed or credited, (A) to the Holders of the Class R-I Certificates all
assets of REMIC I remaining after such final payment of the REMIC I Regular
Interests, (B) to the Holders of the Class R-II Certificates all assets of REMIC
II remaining after such final payment of the REMIC II Regular Interests and (C)
to the holders of the Class R-III Certificates all remaining assets of REMIC III
(in each case other than cash retained to meet claims), and the Trust shall terminate at that time; and

                                      -282-

               (iv) In no event may the final payment on REMIC I Regular
Interests, REMIC II Regular Interests or REMIC Regular Certificates or the final distribution or credit to the Holders of the Residual Certificates, respectively, be made after the 89th day from the date on which the plan of complete liquidation is adopted.

          (b) By their acceptance of the Class R-I, Class R-II or Class R-III
Certificates, respectively, the Holders thereof hereby (i) authorize the Paying
Agent on behalf of the Trustee to take such action as may be necessary to adopt a plan of complete liquidation of the REMIC Pool, and (ii) agree to take such other action as may be necessary to adopt a plan of complete liquidation of the
Trust upon the written request of the Depositor, which authorization shall be binding upon all successor Class R-I, Class R-II and Class R-III
Certificateholders, respectively.

                                   ARTICLE XI

                          RIGHTS OF CERTIFICATEHOLDERS

          SECTION 11.1 LIMITATION ON RIGHTS OF HOLDERS.

          (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) Except as otherwise expressly provided herein, no
Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control any Master Servicer or operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the
Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any
Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Certificateholder, solely by virtue of its status as
Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement unless the
Holders of Certificates evidencing not less than 50% of the Aggregate Principal
Amount of the Certificates then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as
Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given the Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other
Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the

                                      -283-

rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 11.2 ACCESS TO LIST OF HOLDERS.

          (a) If the Paying Agent is not acting as Certificate Registrar, the
Certificate Registrar will furnish or cause to be furnished to the Trustee and the Paying Agent, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee or the Paying Agent, as the case may be, in writing, a list, in such form as the Trustee or the Paying Agent, as the case may be, may reasonably require, of the names and addresses of the Certificateholders of each
Class as of the most recent Record Date.

          (b) If the Depositor, the Operating Adviser, the Special Servicer, any
Master Servicer, the Trustee or three or more Holders (hereinafter referred to as "applicants," with a single Person which (together with its Affiliates) is the Holder of more than one Class of Certificates being viewed as a single
"applicant" for these purposes) apply in writing to the Paying Agent and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Paying Agent shall, within five Business Days after the receipt of such application, send, at such Person's expense, the written communication proffered by the applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

          (c) Every Holder, by receiving and holding a Certificate, agrees with the Depositor, the Certificate Registrar, the Paying Agent, the Master Servicers
and the Trustee that neither the Depositor, the Certificate Registrar, the
Paying Agent, the Master Servicers nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

          SECTION 11.3 ACTS OF HOLDERS OF CERTIFICATES.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by
Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Depositor and the Paying Agent. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an "Act" of the
Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the
Depositor and the Paying Agent, if made in the manner provided in this Section.
The Trustee agrees to promptly

                                      -284-

notify the Depositor of any such instrument or instruments received by it, and to promptly forward copies of the same.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to such notary public or other officer the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of such officer's or member's authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Certificates (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee nor the Depositor nor the Paying Agent shall be affected by any notice to the contrary.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future
Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the
Paying Agent or the Depositor in reliance thereon, whether or not notation of such action is made upon such Certificate.

                                   ARTICLE XII

                     REMIC AND GRANTOR TRUST ADMINISTRATION

          The provisions of this Article XII (other than Section 12.5) shall apply to each REMIC Pool and the Excess Interest Grantor Trust, as applicable.

          SECTION 12.1 REMIC ADMINISTRATION.

          (a) An election will be made by the Paying Agent on behalf of the
Trustee to treat the segregated pool of assets consisting of the Mortgage Loans
(other than Excess Interest payable thereon), such amounts with respect thereto as shall from time to time be held in a Certificate Account, the Reserve
Account, the Interest Reserve Account and the Distribution Account (exclusive of the Excess Interest Sub-account), the Insurance Policies and any related amounts in the REO Account and any related REO Properties as a REMIC ("REMIC I") under the Code, other than any portion of the foregoing amounts allocable to a B Note or Serviced Companion Mortgage Loan. Such elections will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the REMIC I Interests are issued. For purposes of such election, the REMIC I
Regular Interests shall each be designated as a separate Class of "regular interests" in REMIC I and the Class R-I Certificates shall be designated as the sole Class of "residual interests" in REMIC I.

                                      -285-

          An election will be made by the Paying Agent to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC ("REMIC
II") under the Code. Such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the
REMIC II Interests are issued. For the purposes of such election, the REMIC II
Regular Interests shall be designated as the "regular interests" in REMIC II and the Class R-II Certificates shall be designated as the sole Class of the
"residual interests" in REMIC II.

          An election will be made by the Paying Agent to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC ("REMIC
III") under the Code. Such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the
REMIC III Certificates are issued. For purposes of such election, the Class A-1,
Class A-1A, Class A-2A, Class A-2B, Class A-AB, Class A-3, Class A-4A, Class
A-4B, Class A-J, Class X-1, Class X-2, Class B, Class C, Class D, Class E, Class
F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class
P, Class Q and Class S Certificates shall be designated as the "regular interests" in REMIC III and the Class R-III Certificates shall be designated as the sole Class of "residual interests" in REMIC III.

          The Trustee and the Paying Agent shall not permit the creation of any
"interests" (within the meaning of Section 860G of the Code) in any of the REMIC
Pools other than the REMIC I Regular Interests, the REMIC II Regular Interests,
the REMIC III Regular Interests and the Residual Certificates.

          (b) The Closing Date is hereby designated as the "Startup Day" of each
REMIC Pool within the meaning of Section 860G(a)(9) of the Code.

          (c) The Paying Agent shall pay all routine tax related expenses (not including any taxes, however denominated, including any additions to tax, penalties and interest) of each REMIC Pool, excluding any professional fees or extraordinary expenses related to audits or any administrative or judicial proceedings with respect to each REMIC Pool that involve the Internal Revenue
Service or state tax authorities.

          (d) The Paying Agent shall cause to be prepared, signed, and timely filed with the Internal Revenue Service, on behalf of each REMIC Pool, an application for a taxpayer identification number for such REMIC Pool on Internal
Revenue Service Form SS-4. The Paying Agent, upon receipt from the Internal
Revenue Service of the Notice of Taxpayer Identification Number Assigned, shall promptly forward a copy of such notice to the Depositor and the Master
Servicers. The Paying Agent shall prepare and file Form 8811 on behalf of each
REMIC Pool and shall designate an appropriate Person to respond to inquiries by or on behalf of Certificateholders for original issue discount and related information in accordance with applicable provisions of the Code.

          (e) The Paying Agent shall prepare and file all of each REMIC Pool's federal and state income or franchise tax and information returns as such REMIC
Pool's direct representative, and the Trustee shall sign such returns; the expenses of preparing and filing such returns shall be borne by the Paying
Agent, except that if additional state tax returns are required

                                      -286-

to be filed in more than three states, the Paying Agent shall be entitled, with respect to any such additional filings, to (i) be paid a reasonable fee and (ii)
receive its reasonable costs and expenses, both as amounts reimbursable pursuant to Section 5.2(a)(vi) hereof. The Depositor, each Master Servicer and the
Special Servicer shall provide on a timely basis to the Paying Agent or its designee such information with respect to the Trust or any REMIC Pool as is in its possession, which the Depositor or such Master Servicer and the Special
Servicer has received or prepared by virtue of its role as Depositor or as a
Master Servicer and the Special Servicer hereunder and reasonably requested by the Paying Agent to enable it to perform its obligations under this subsection, and the Paying Agent shall be entitled to conclusively rely on such information in the performance of its obligations hereunder. The Depositor shall indemnify the Trust, the Trustee, the Paying Agent and the Fiscal Agent for any liability or assessment against any of them or cost or expense (including attorneys' fees)
incurred by them resulting from any error resulting from bad faith, negligence, or willful malfeasance of the Depositor in providing any information for which the Depositor is responsible for preparing. The applicable Master Servicer and the Special Servicer shall indemnify the Trustee, the Fiscal Agent, the Paying
Agent and the Depositor for any liability or assessment against the Trustee, the
Fiscal Agent, the Depositor, the Paying Agent or any REMIC Pool and any expenses incurred in connection with such liability or assessment (including attorneys'
fees) resulting from any error in any of such tax or information returns caused by the negligence, willful misconduct or bad faith of such Master Servicer or the Special Servicer, as the case may be. The Paying Agent shall indemnify the applicable Master Servicer, the Depositor or any REMIC Pool for any expense incurred by such Master Servicer, the Depositor and any REMIC Pool resulting from any error in any of such tax or information returns resulting from errors in the preparation of such returns caused by the negligence, willful misconduct or bad faith of the Paying Agent. Each indemnified party shall immediately notify the indemnifying party or parties of the existence of a claim for indemnification under this Section 12.1(e), and provide the indemnifying party or parties, at the expense of such indemnifying party or parties, an opportunity to contest the tax or assessment or expense giving rise to such claim, provided that the failure to give such notification rights shall not affect the indemnification rights in favor of any REMIC Pool under this Section 12.1(e).
Any such indemnification shall survive the resignation or termination of the applicable Master Servicer, the Paying Agent or the Special Servicer, or the
termination of this Agreement.

          (f) The Paying Agent shall perform on behalf of each REMIC Pool all reporting and other tax compliance duties that are the responsibility of such
REMIC Pool under the Code, REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, the Paying Agent shall provide (i) to the Internal Revenue
Service or other Persons (including, but not limited to, the Transferor of a
Residual Certificate, to a Disqualified Organization or to an agent that has acquired a Residual Certificate on behalf of a Disqualified Organization) such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Disqualified Organization and (ii) to
the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

          (g) The Paying Agent shall forward to the Depositor copies of quarterly and annual REMIC tax returns and Internal Revenue Service Form 1099 information returns and such other information within the control of the Paying
Agent as the Depositor may reasonably request in writing. Moreover, the Paying
Agent shall forward to each Certificateholder such forms and

                                      -287-

furnish such information within its control as are required by the Code to be furnished to them, shall prepare and file with the appropriate state authorities as may to the actual knowledge of a Responsible Officer of the Paying Agent be required by applicable law and shall prepare and disseminate to
Certificateholders Internal Revenue Service Forms 1099 (or otherwise furnish information within the control of the Paying Agent) to the extent required by applicable law. The Paying Agent will make available to any Certificateholder any tax related information required to be made available to Certificateholders pursuant to the Code and any regulations thereunder.

          (h) The Holder of more than 50% of the Percentage Interests in Class
R-I, Class R-II and Class R-III Certificates, respectively (or of the greatest percentage of such Class R-I, Class R-II and Class R-III Certificates if no
Holder holds more than 50% thereof), shall be the applicable REMIC Pool's Tax
Matters Person. The duties of the Tax Matters Person for each of the REMIC Pools are hereby delegated to the Paying Agent and each Residual Certificateholder, by acceptance of its Residual Certificate, agrees, on behalf of itself and all successor holders of such Residual Certificate, to such delegation to the Paying
Agent as their agent and attorney in fact. If the Code or applicable regulations prohibits the Paying Agent from signing any applicable Internal Revenue Service, court or other administrative documents or from acting as Tax Matters Person (as an agent or otherwise), the Paying Agent shall take whatever action is necessary for the signing of such documents and designation of a Tax Matters Person, including the designation of such Residual Certificateholder. The Paying Agent shall not be required to expend or risk its own funds or otherwise incur any other financial liability in the performance of its duties hereunder or in the exercise of any of its rights or powers (except to the extent of the ordinary expenses of performing its duties under this Agreement), if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (i) The Trustee, the Paying Agent, the Holders of the Residual
Certificates, each Master Servicer and the Special Servicer shall each exercise reasonable care, to the extent within its control, and with respect to each of the Trustee, the Paying Agent, each Master Servicer and the Special Servicer, within the scope of its express duties, and shall each act in accordance with this Agreement and the REMIC Provisions in order to create and maintain the status of each REMIC Pool as a REMIC and the Excess Interest Grantor Trust as a
grantor trust or, as appropriate, adopt a plan of complete liquidation with respect to each REMIC Pool.

          (j) The Trustee, the Paying Agent, each Master Servicer, the Special
Servicer, the Fiscal Agent and the Holders of Residual Certificates shall not take any action or fail to take any action or cause any REMIC Pool to take any action or fail to take any action if any of such persons knows or could, upon the exercise of reasonable diligence, know, that, under the REMIC Provisions such action or failure, as the case may be, could (i) endanger the status of any
REMIC Pool as a REMIC or (ii) result in the imposition of a tax upon any REMIC
Pool (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2)) or (iii) endanger the status of the Excess Interest
Grantor Trust as a grantor trust unless the Trustee and the Paying Agent have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. Any action required under this section which would result in an unusual or unexpected expense shall be undertaken at the expense of the party seeking the Trustee, the Paying Agent or the Holders of the Residual Certificates to undertake such action.

                                      -288-

          (k) In the event that any tax is imposed on any REMIC Pool created hereunder, including, without limitation, "prohibited transactions" taxes as defined in Section 860F(a)(2) of the Code, any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, any taxes on contributions to any REMIC Pool created hereunder after the Startup Day pursuant to Section 860G(d) of the Code, and any other tax imposed by the Code or any applicable provisions of state or local tax laws (other than any tax permitted to be incurred by the Special Servicer pursuant to Section 9.14(e)), such tax, together with all incidental costs and expenses (including, without limitation, penalties and reasonable attorneys' fees), shall be charged to and paid by: (i)
the Paying Agent, if such tax arises out of or results from a breach of any of its obligations under this Agreement; (ii) the Special Servicer, if such tax arises out of or results from a breach by the Special Servicer of any of its obligations under this Agreement; (iii) the applicable Master Servicer, if such tax arises out of or results from a breach by such Master Servicer of any of its obligations under this Agreement; (iv) the Fiscal Agent, if such tax arises out of or results from a breach by the Fiscal Agent of any of its obligations under this Agreement; (v) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement; and (vi)
the Trust in all other instances. Any tax permitted to be incurred by the
Special Servicer pursuant to Section 9.14(e) shall be charged to and paid by the
Trust from the net income generated on the related REO Property. Any such amounts payable by the Trust in respect of taxes shall be paid by the Paying
Agent out of amounts on deposit in the Distribution Account.

          (l) The Paying Agent and, to the extent that records are maintained by a Master Servicer or the Special Servicer in the normal course of its business, such Master Servicer and the Special Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC Pool on a calendar year and on an accrual basis. Notwithstanding anything to the contrary contained herein, except to the extent provided otherwise in the Mortgage Loans or in the Mortgages, all amounts collected on the Mortgage Loans shall, for federal income tax purposes, be allocated first to interest due and payable on the Mortgage Loans (including interest on overdue interest, other than additional interest at a penalty rate payable following a default). The books and records must be sufficient concerning the nature and amount of each REMIC
Pool's investments to show that such REMIC Pool has complied with the REMIC
Provisions.

          (m) Neither the Trustee, the Paying Agent, the Master Servicers nor
the Special Servicer shall enter into any arrangement by which any REMIC Pool will receive a fee or other compensation for services.

          (n) In order to enable the Paying Agent to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the
Paying Agent within ten (10) days after the Closing Date all information or data that the Paying Agent reasonably determines to be relevant for tax purposes on the valuations and offering prices of the Certificates, including, without limitation, the yield, prepayment assumption, issue prices and projected cash flows of the Certificates, as applicable, and the projected cash flows of the
Mortgage Loans. Thereafter, the Depositor shall provide to the Paying Agent or its designee, promptly upon request therefor, any such additional information or data within the Depositor's possession or knowledge that the Paying Agent may, from time to time, reasonably request in order to enable the Paying Agent to perform its duties as set forth herein. The Paying Agent is hereby directed to use any and all such

                                      -289-

information or data provided by the Depositor in the preparation of all federal and state income or franchise tax and information returns and reports for each
REMIC Pool to Certificateholders as required herein. The Depositor hereby indemnifies the Trustee, the Paying Agent, the Fiscal Agent, and each REMIC Pool for any losses, liabilities, damages, claims, expenses (including attorneys'
fees) or assessments against the Trustee, the Paying Agent, the Fiscal Agent and each REMIC Pool arising from any errors or miscalculations of the Paying Agent pursuant to this Section that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Paying
Agent (but not resulting from the methodology employed by the Paying Agent) on a timely basis and such indemnification shall survive the termination of this
Agreement and the termination or resignation of the Paying Agent and the Fiscal
Agent.

          The Paying Agent agrees that all such information or data so obtained by it are to be regarded as confidential information and agrees that it shall use its reasonable best efforts to retain in confidence, and shall ensure that its officers, employees and representatives retain in confidence, and shall not disclose, without the prior written consent of the Depositor, any or all of such information or data, or make any use whatsoever (other than for the purposes contemplated by this Agreement) of any such information or data without the prior written consent of the Depositor, unless such information is generally available to the public (other than as a result of a breach of this Section
12.1(n)) or is required by law or applicable regulations to be disclosed or is disclosed (i) to independent auditors and accountants, counsel and other professional advisers of the Paying Agent and its parent, or (ii) in connection with its rights and obligations under this Agreement.

          (o) At all times as may be required by the Code, the applicable Master
Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of REMIC
I as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and
"permitted investments" as defined in Section 860G(a)(5) of the Code.

          (p) For the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury
Regulations, the "latest possible maturity date" for each Class of Certificates representing a regular interest in REMIC III, for each Class of REMIC I Regular
Interests and for each Class of REMIC II Regular Interests is the Rated Final
Distribution Date; provided that the "latest possible maturity date" for the
Class X-2 Certificates is the Distribution Date in August 2013.

          SECTION 12.2 PROHIBITED TRANSACTIONS AND ACTIVITIES. Neither the
Trustee, the Paying Agent, the applicable Master Servicer nor the Special
Servicer shall permit the sale, disposition or substitution of any of the
Mortgage Loans (except in a disposition pursuant to (i) the foreclosure or default of a Mortgage Loan, (ii) the bankruptcy or insolvency of any REMIC Pool,
(iii) the termination of any REMIC Pool in a "qualified liquidation" as defined in Section 860F(a)(4) of the Code, or (iv) a substitution pursuant to Article II hereof), nor acquire any assets for the Trust, except as provided in Article II hereof, nor sell or dispose of any investments in a Certificate Account or
Distribution Account for gain, nor accept any contributions to any REMIC Pool
(other than a cash contribution during the 3-month period beginning on the
Startup Day), unless it has received an Opinion of Counsel (at the expense of the Person requesting such action) to the effect that such disposition, acquisition, substitution, or acceptance will not (A)

                                      -290-

affect adversely the status of any REMIC Pool as a REMIC or of the REMIC
Certificates, other than the Residual Certificates, as the regular interests therein, (B) affect the distribution of interest or principal on the
Certificates, (C) result in the encumbrance of the assets transferred or assigned to any REMIC Pool (except pursuant to the provisions of this Agreement)
or (D) cause any REMIC Pool to be subject to a tax on "prohibited transactions"
or "prohibited contributions" or other tax pursuant to the REMIC Provisions.

          SECTION 12.3 MODIFICATIONS OF MORTGAGE LOANS. Notwithstanding anything to the contrary in this Agreement, neither the Trustee, the Paying Agent, the applicable Master Servicer nor the Special Servicer shall permit any modification of a Money Term of a Mortgage Loan or a Specially Serviced Mortgage
Loan unless (i) the Trustee, the Special Servicer, Paying Agent and the
applicable Master Servicer have received a Nondisqualification Opinion or a ruling from the Internal Revenue Service (at the expense of the party making the request that such Master Servicer or the Special Servicer modify the Mortgage
Loan or a Specially Serviced Mortgage Loan) to the effect that such modification would not be treated as an exchange pursuant to Section 1001 of the Code (or, if it would be so treated, would not be treated as a "significant modification" for purposes of Section 1.860G-2(b) of the Treasury Regulations) or (ii) such modification meets the requirements set forth in Sections 8.18 or 9.5.

          SECTION 12.4 LIABILITY WITH RESPECT TO CERTAIN TAXES AND LOSS OF REMIC
STATUS. In the event that any REMIC Pool fails to qualify as a REMIC, loses its status as a REMIC, or incurs state or local taxes, or tax as a result of a prohibited transaction or prohibited contribution subject to taxation under the
REMIC Provisions due to the negligent performance by either the Trustee or the
Paying Agent of its respective duties and obligations set forth herein, the
Trustee or the Paying Agent, as the case may be, shall be liable to the REMIC
Pools and the Holders of the Residual Certificates for any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence and relating to the Residual Certificates; provided, however, that the Trustee, or the Paying Agent, as applicable, shall not be liable for any such Losses attributable to the action or inaction of any Master Servicer, the
Special Servicer, the Trustee (with respect to the Paying Agent), the Paying
Agent (with respect to the Trustee), the Depositor or the Holders of such
Residual Certificates nor for any such Losses resulting from any actions or failure to act based upon reliance on an Opinion of Counsel or from misinformation provided by any Master Servicer, the Special Servicer, the
Trustee (with respect to the Paying Agent), the Paying Agent (with respect to the Trustee), the Depositor or such Holders of the Residual Certificates on which the Trustee or the Paying Agent, as the case may be, has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holders of the Residual Certificates now or hereafter existing at law or in equity. The Trustee or the Paying Agent shall be entitled to intervene in any litigation in connection with the foregoing and to maintain control over its defense.

          SECTION 12.5 EXCESS INTEREST GRANTOR TRUST

          (a) The assets of the Excess Interest Grantor Trust, consisting of the right to any Excess Interest in respect of the ARD Loans and the Excess Interest
Sub-account, shall be held by the Trustee for the benefit of the Holders of the
Class T Certificates, which Class T Certificates, in the aggregate, will evidence 100% beneficial ownership of such assets from and after the Closing
Date. It is intended that the portion of the Trust consisting of the Excess
Interest

                                      -291-

Grantor Trust will be treated as a grantor trust for federal income tax purposes, and each of the parties to this Agreement agrees that it will not take any action that is inconsistent with establishing or maintaining such treatment.
Under no circumstances may the Trustee vary the assets of the Excess Interest
Grantor Trust so as to take advantage of variations in the market so as to improve the rate of return of Holders of the Class T Certificates. The Trustee shall be deemed to hold and the Paying Agent shall account for the Excess
Interest Grantor Trust separate and apart from the assets of any REMIC I Pool created hereunder.

          (b) The parties intend that the portions of the Trust consisting of the Excess Interest Grantor Trust shall constitute, and that the affairs of the
Trust (exclusive of the REMIC Pools) shall be conducted so as to qualify such portion as, a "grantor trust" under the Code, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Paying Agent shall furnish or cause to be furnished to the Class T
Certificateholders and shall file, or cause to be filed with the Internal
Revenue Service, together with Form 1041 or such other form as may be applicable, information returns with respect to income and expenses relating to their shares of the income and expenses of the Excess Interest Grantor Trust, and with respect to the Excess Interest Grantor Trust, on the cash or accrual method of accounting and so as to enable reporting to Holders of Class T
Certificates based on their annual accounting period, at the time or times and in the manner required by the Code.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

          SECTION 13.1 BINDING NATURE OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          SECTION 13.2 ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

          SECTION 13.3 AMENDMENT.

          (a) This Agreement may be amended from time to time by the parties hereto, without notice to or the consent of any of the Holders or the holder of any B Note, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust or this Agreement in the Private
Placement Memorandum, the Preliminary Prospectus Supplement, the Final
Prospectus Supplement or the Prospectus, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein,
(iii) to amend any provision hereof to the extent necessary or desirable to maintain the status of each REMIC Pool as a REMIC (or the grantor trust created from the related portion of the Trust) for the purposes of federal income tax law (or comparable provisions of state income tax law), (iv) to make any other provisions with respect to

                                      -292-

matters or questions arising under or with respect to this Agreement not inconsistent with the provisions hereof, (v) to modify, add to or eliminate the provisions of Article III relating to transfers of Residual Certificates, (vi)
to amend any provision herein to the extent necessary or desirable to list the
Certificates on a stock exchange, including, without limitation, the appointment of one or more paying agents and the requirement that certain information be delivered to such paying agents, (vii) to modify the provisions relating to the timing of Advance reimbursements in order to conform them to the commercial mortgage-backed securities industry standard for such provisions if (w) the
Depositor, the applicable Master Servicer and the Trustee determine that that industry standard has changed, (x) such modification will not result in an
Adverse REMIC Event, as evidenced by an Opinion of Counsel, (y) each Rating
Agency has delivered a Rating Agency Confirmation with respect to such modification, and (z) the Operating Adviser consents to such modification, or
(viii) to make any other amendment which does not adversely affect in any material respect the interests of any Certificateholder (unless such
Certificateholder consents) and with respect to the A/B Mortgage Loan, the interests of the related B Note holder, to the extent provided for in the related Intercreditor Agreement, unless such holder consents. No such amendment effected pursuant to clause (i), (ii) or (iv) of the preceding sentence shall
(A) adversely affect in any material respect the interests of any
Certificateholder not consenting thereto without the consent of 100% of the
Certificateholders (if adversely affected) or any B Note holder, (if adversely affected), or (B) adversely affect the status of any REMIC Pool as a REMIC (or the grantor trust created from the related portion of the Trust). Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee may require an Opinion of Counsel and a
Nondisqualification Opinion (in the case of clauses (i), (ii) and (iii), at the expense of the Depositor, and otherwise at the expense of the party requesting such amendment, except that if the Trustee requests such amendment, such amendment shall be at the expense of the Depositor, if the Depositor consents), to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material economic respect any Holder if the Trustee receives a Rating Agency Confirmation from each Rating Agency (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor). Any such amendment shall be deemed not to adversely affect any Holder in any material noneconomic respect or any other Person in any material respect if the Trustee receives an Opinion of Counsel to such effect, which opinion shall not be an expense of the Trustee.

          (b) This Agreement may also be amended from time to time by the agreement of the parties hereto (without the consent of the Certificateholders or any holders of any B Notes) and with the written confirmation of the Rating
Agencies that such amendment would not cause the ratings on any Class of
Certificates to be qualified, withdrawn or downgraded; provided, however, that such amendment may not effect any of the items set forth in clauses (i) through
(iv) of the proviso in paragraph (c) of this Section 13.3; provided, further, that such amendment may not materially and adversely affect the holder of any B
Note without the consent of such holder to the extent provided for in the related Intercreditor Agreement. The Trustee may request, at its option, to receive a Nondisqualification Opinion and an Opinion of Counsel that any amendment pursuant to this Section 13.3(b) is permitted by this Agreement at the expense of the party requesting the amendment.

          (c) This Agreement may also be amended from time to time by the parties with the consent of the Holders of not less than 51% of the Aggregate
Certificate Balance of the

                                      -293-

Certificates then outstanding and without the consent of any B Note holder to the extent provided for in the related Intercreditor Agreement, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the
Holders; provided, however, that no such amendment may (i) directly or indirectly reduce in any manner the amount of, or delay the timing of the distributions required to be made on any Certificate without the consent of the
Holder of such Certificate, (ii) reduce the aforesaid percentages of Aggregate
Certificate Percentage or Certificate Balance, the Holders of which are required to consent to any such amendment without the consent of all the Holders of each
Class of Certificates affected thereby, (iii) eliminate or reduce the applicable
Master Servicer's, the Trustee's or the Fiscal Agent's obligation to make an
Advance, including without limitation, in the case of the applicable Master
Servicer, the obligation to advance on a B Note or Serviced Companion Mortgage
Loan, or alter the Servicing Standard except as may be necessary or desirable to comply with the REMIC Provisions; (iv) adversely affect the status of the Excess
Interest Grantor Trust as a grantor trust for federal income tax purposes, without the consent of 100% of the Class T Certificateholders or (v) adversely affect the status of any REMIC Pool as a REMIC for federal income tax purposes without the consent of 100% of the Certificateholders (including the Class R-I,
Class R-II and Class R-III Certificateholders but excluding the Class T
Certificateholders); provided, further, that such amendment may not materially and adversely affect the holder of any B Note without the consent of such holder to the extent provided for in the related Intercreditor Agreement; and provided, further, that no such amendment may modify Section 8.18 of this Agreement without Rating Agency Confirmation. The Trustee may request, at its option, to receive a Nondisqualification Opinion and an Opinion of Counsel that any amendment pursuant to this Section 13.3(c) is permitted by this Agreement at the expense of the party requesting the amendment.

          (d) The costs and expenses associated with any such amendment shall be borne by the Depositor in the case the Trustee is the party requesting such amendment or if pursuant to clauses (i), (ii) and (iii) of Section 13.3(a). In all other cases, the costs and expenses shall be borne by the party requesting the amendment.

          (e) Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each
Holder, the Depositor and to the Rating Agencies.

          (f) It shall not be necessary for the consent of Holders under this
Section 13.3 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be in the affirmative and in writing and shall be subject to such reasonable regulations as the Trustee may prescribe.

          (g) Reserved.

          (h) Notwithstanding the fact that the provisions in Section 13.3(c)
would otherwise apply, with respect to any amendment that significantly modifies the permitted activities of the Trust, the Trustee, any Master Servicer or the
Special Servicer, any Certificate beneficially owned by a Seller or any of its
Affiliates shall be deemed not to be outstanding (and shall not be considered when determining the percentage of Certificateholders consenting or when

                                      -294-

calculating the total number of Certificates entitled to consent) for purposes of determining if the requisite consents of Certificateholders under this
Section 13.3 have been obtained.

          (i) Notwithstanding anything to the contrary contained in this Section
13.3, the parties hereto agree that this Agreement may be amended pursuant to
Section 8.26(d) herein without any notice to or consent of any of the
Certificateholders, Opinions of Counsel, Officer's Certificates or Rating Agency
Confirmation.

          SECTION 13.4 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE
OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN
ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED
IN NEW YORK.

          SECTION 13.5 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by (A) in the case of the Depositor, Morgan Stanley Capital I Inc.,
1585 Broadway, New York, New York 10036, Attention: Andrew Berman, with a copy to: General Counsel; (B) in the case of the Trustee and the Fiscal Agent at the
Corporate Trust Office; (C) in the case of the Wells Fargo Master Servicer,
Wells Fargo Bank, National Association, 45 Fremont Street, 2nd Floor, San
Francisco, California 94105, Attention: Commercial Mortgage Servicing, with a copy to Robert F. Darling, Esq., Wells Fargo Bank, National Association, 633
Folsom Street, 7th Floor, San Francisco, California 94111; (D) in the case of
MSMC, Morgan Stanley Mortgage Capital Inc., 1585 Broadway, New York, New York
10036, Attention: Andrew Berman, with a copy to: General Counsel; (E) in the case of the Special Servicer, CWCapital Asset Management LLC, 1919 Pennsylvania
Avenue N.W., Washington, D.C. 2006-3434, Attention: David Iannarone (MSMC
2005-HQ6), facsimile number: (202) 466-1834 with a copy to CWCapital Asset
Management LLC, One Charles River Place, 63 Kendrick Street, Needham, MA 02494,
Attention: Jill Hyde (MSMC 2005-HQ6), facsimile number (781) 707-9395, (F) in the case of the initial Operating Adviser, Cadim TACH inc. c/o CDP Capital Real
Estate Advisors, CDP Capital Center, 1000 Jean-Paul-Rjopelle Place, Suite A-300,
Montreal, Quebec H2Z 2B6, Canada, Attention: Corporate Secretary, with a copy to
CWCapital Investments, LLC, 5000 Birch Street, East Wing, Suite 150, Newport
Beach, California 92660, Attention: Tom Nolan (MSMC 2005-HQ6) and a copy to
CWCapital Investments, LLC, 1919 Pennsylvania Avenue N.W., Washington, D.C.
2006-3434, Attention: Patricia Daugherty (MSMC 2005-HQ6), facsimile number (202)
466-1834, (G) in the case of the Paying Agent, Wells Fargo Bank, National
Association, 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention:
Corporate Trust Services (CMBS) Morgan Stanley Capital I Inc., Series 2005-HQ6,
(H) in the case of PMCF, Four Gateway Center, 8th Floor, 100 Mulberry Street,
Newark, New Jersey 07102, Attention: Richard L. Jarocki (with a copy to the attention of John Kelly, Legal Department)., (I) in the case of Wells Fargo, 550
California Street, 14th Floor, MAC: A012-144, San Francisco, California 94104,
Attention: Jon Salmon, (J) in the case of the PAR Master Servicer, Prudential
Asset Resources Inc., 2200 Ross Avenue, Suite 4900E, Dallas, Texas, 75201,
Attention: C. Todd Moore, telecopy number (214) 777-4556, and (K) in the case of
SunTrust , 303 Peachtree Street, 26th Floor, Atlanta, GA 30308, Attention: James
Bennison, Managing Director, or as to each party such other address as may hereafter be furnished by such party to the other parties in writing. Any

                                      -295-

notice required or permitted to be mailed to a Holder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the
Certificate Register. Any notice so mailed within the time prescribed in this
Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

          SECTION 13.6 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 13.7 INDULGENCES; NO WAIVERS. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

          SECTION 13.8 HEADINGS NOT TO AFFECT INTERPRETATION. The headings contained in this Agreement are for convenience of reference only, and shall not be used in the interpretation hereof.

          SECTION 13.9 BENEFITS OF AGREEMENT. Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the
Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement; provided, however, that (i) the Mortgagors set forth on Schedule VIII hereto are intended third-party beneficiaries of the fifth and sixth paragraph of Section 2.3(a), (ii) the holder of any Serviced Companion
Mortgage Loan (and any related master servicer or special servicer) and any B
Note, if any, is an intended third-party beneficiary in respect of the rights afforded it hereunder and (iii) the applicable Non-Serviced Mortgage Loan Master
Servicer and the applicable Non-Serviced Mortgage Loan Special Servicer are intended third-party beneficiaries of Sections 5.2(a)(ii)(B), 8.25(d) and
9.24(d), respectively.

          SECTION 13.10 SPECIAL NOTICES TO THE RATING AGENCIES.

          (a) The Trustee shall give prompt notice to the Rating Agencies,
Special Servicer and the Operating Adviser of the occurrence of any of the following events of which it has notice:

               (i) any amendment to this Agreement pursuant to Section 13.3 hereof;

               (ii) the Interim Certification and the Final Certification
required pursuant to Section 2.2 hereof;

                                      -296-

               (iii) notice of the repurchase of any Mortgage Loan or REO
Mortgage Loan pursuant to Section 2.3(a) hereof;

               (iv) any resignation of a Master Servicer, the Special Servicer, the Paying Agent, the Operating Adviser, the Fiscal Agent or the Trustee
pursuant to this Agreement;

               (v) the appointment of any successor to any Master Servicer, the
Fiscal Agent, the Trustee, the Paying Agent, the Operating Adviser or the
Special Servicer pursuant to Section 7.7, 7.14 or 9.37 hereof;

               (vi) waiver of a due-on-sale clause as provided in Section 8.7;

               (vii) waiver of a prohibition on subordinate liens on the
Mortgaged Properties;

               (viii) the making of a final payment pursuant to Section 10.3 hereof;

               (ix) a Servicing Transfer Event; and

               (x) an Event of Default.

          (b) All notices to the Rating Agencies shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

          If to Fitch, to:

          Fitch Ratings, Inc.
          One State Street Plaza
          New York, NY 10009
          Fax: (212) 635-0294
          Attention: Commercial Mortgage Surveillance

          If to S&P, to:

          Standard & Poor's Ratings Services
          55 Water Street
          New York, NY 10041
          Fax: (212) 438-2662
          Attention: Commercial Mortgage Surveillance Manager

          If to DBRS, to:

          Dominion Bond Rating Service, Inc.
          101 North Wacker Drive
          Suite 100
          Chicago, Illinois 60606-1714

                                      -297-

          Fax: (312) 332-3492
          Attention: Commercial Mortgage Surveillance Group

or at such address as shall be provided in writing to the Depositor by such
Rating Agency.

          (c) The Trustee, or in the case of clauses (i) and (ii), the successor trustee shall give prompt notice to the Rating Agencies of the occurrence of any of the following events:

               (i) the resignation or removal of the Trustee pursuant to Section
7.6; or

               (ii) the appointment of a successor trustee pursuant to Section
7.7; or

               (iii) the appointment of a successor Operating Adviser pursuant to Section 9.37.

          (d) The applicable Master Servicer shall deliver to the Rating
Agencies and the Depositor any other information as reasonably requested by the
Rating Agencies and the Depositor, and shall deliver to the Special Servicer each of the reports required to be delivered by the applicable Master Servicer to the Special Servicer pursuant to the terms of this Agreement. The Trustee, the Paying Agent and the Special Servicer shall deliver to the Rating Agencies and the Depositor any information as reasonably requested by the Rating Agencies and Depositor, as the case may be.

          (e) Any notice or other document required to be delivered or mailed by the Depositor, any Master Servicer, the Paying Agent or the Trustee shall be given by such parties, respectively, on a best efforts basis and only as a matter of courtesy and accommodation to the Rating Agencies, unless otherwise specifically required herein, and such parties, respectively, shall have no liability for failure to deliver any such notice or document to the Rating
Agencies.

                                      -298-

          SECTION 13.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

          SECTION 13.12 INTENTION OF PARTIES. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and related rights and property to the Trustee, for the benefit of the Certificateholders, by the
Depositor as provided in Section 2.1 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then this Agreement shall be deemed to be a security agreement; and
the conveyance provided for in Section 2.1 shall be deemed to be a grant by the
Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the Depositor's right, title, and interest, whether now owned or hereafter acquired, in and to:

               (i) the property described in clauses (1)-(4) below (regardless of whether subject to the UCC or how classified thereunder) and all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in clauses (1)-(4) below: (1) the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, including all Qualifying Substitute Mortgage Loans, all distributions with respect thereto payable on and after the Cut-Off Date, and the Mortgage Files; (2) the
Distribution Account, all REO Accounts, each Certificate Account, the Reserve
Account and the Interest Reserve Account, including all property therein and all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount); (3) the
REMIC I Regular Interests and the REMIC II Regular Interests; and (4) the
Mortgage Loan Purchase Agreements that are permitted to be assigned to the
Trustee pursuant to Section 14 thereof;

               (ii) all accounts, general intangibles, chattel paper,
instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (i) above
(including any accrued discount realized on liquidation of any investment purchased at a discount); and

          All cash and non-cash Proceeds (as defined in the Uniform Commercial
Code) of the collateral described in clauses (i) and (ii) above.

          The possession by the Trustee of the Mortgage Notes, the Mortgages and
such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial

                                      -299-

Code (including, without limitation, Sections 8-301 and 9-315 thereof) as in force in the relevant jurisdiction.

          Notifications to Persons holding such property, and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the
Trustee, as applicable, for the purpose of perfecting such security interest under applicable law.

          The Depositor and, at the Depositor's direction, each Master Servicer and the Trustee, shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The applicable Master Servicer shall file, at the expense of the Trust as an Additional Trust Expense all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial
Code as in effect in any jurisdiction to perfect the Trustee's security interest in such property, including without limitation (i) continuation statements, and
(ii) such other statements as may be occasioned by any transfer of any interest of the applicable Master Servicer or the Depositor in such property. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

          SECTION 13.13 RECORDATION OF AGREEMENT. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere. Such recordation, if any, shall be effected by the applicable Master Servicer at the expense of the Trust as an
Additional Trust Expense, but only upon direction of the Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders of the Trust.

          SECTION 13.14 RATING AGENCY MONITORING FEES. The parties hereto acknowledge that on the Closing Date the Sellers will pay the ongoing monitoring fees of the Rating Agencies relating to the rating of the Certificates and that no monitoring fees are payable subsequent to the Closing Date in respect of the rating of the Certificates. A Master Servicer shall not be required to pay any such fees or any fees charged for any Rating Agency Confirmation (except any confirmation required under Section 8.22, Section 8.23 or in connection with a termination and replacement of the such Master Servicer following an Event of
Default of such Master Servicer).

                                      -300-

          IN WITNESS WHEREOF, the Depositor, the Master Servicers, the Special
Servicer, the Trustee, the Paying Agent, the Certificate Registrar, the
Authenticating Agent and the Fiscal Agent have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        MORGAN STANLEY CAPITAL I INC.
                                        as Depositor

                                        By: /s/ Warren H. Friend
                                            ------------------------------------
                                            Name: Warren H. Friend
                                            Title: Vice President

                                        PRUDENTIAL ASSET RESOURCES, INC.
                                        as a Master Servicer

                                        By: /s/ Todd Moore
                                            ------------------------------------
                                            Name: Todd Moore
                                            Title: Vice President Asset
                                                   Management

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as a Master Servicer

                                        By: /s/ Stewart McAdams
                                            ------------------------------------
                                            Name: Stewart McAdams
                                            Title: Vice President

                                        CWCAPITAL ASSET MANAGEMENT LLC,
                                        as Special Servicer

                                        By: : /s/ Jill R. Hyde
                                              ----------------------------------
                                              Name: Jill R. Hyde
                                              Title: General Counsel/Secretary

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Trustee

                                        By: /s/ Nicholas C. Xeros
                                            ------------------------------------
                                            Name: Nicholas C. Xeros
                                            Title: Assistant Vice President

                                        ABN AMRO BANK N.V., as Fiscal Agent

                                        By: /s/ Brian D. Ames
                                            ------------------------------------
                                            Name: Brian D. Ames
                                            Title: First Vice President

                                        By: /s/ Barbara L. Marik
                                            ------------------------------------
                                            Name: Barbara L. Marik
                                            Title: First Vice President

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Paying Agent, Authenticating Agent
                                        and Certificate Registrar

                                        By: /s/ Deborah Daniels
                                            ------------------------------------
                                            Name: Deborah Daniels
                                            Title: Vice President

================================================================================

                         MORGAN STANLEY CAPITAL I INC.,
                                  AS DEPOSITOR,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                              AS A MASTER SERVICER,

                        PRUDENTIAL ASSET RESOURCES, INC.,
                              AS A MASTER SERVICER

                         CWCAPITAL ASSET MANAGEMENT LLC,
                              AS SPECIAL SERVICER,

                       LASALLE BANK NATIONAL ASSOCIATION,
                                   AS TRUSTEE,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                    AS PAYING AGENT AND CERTIFICATE REGISTRAR

                                       AND

                               ABN AMRO BANK N.V.,
                                 AS FISCAL AGENT

                   -------------------------------------------

                            EXHIBITS AND SCHEDULES TO
                         POOLING AND SERVICING AGREEMENT

                           DATED AS OF AUGUST 1, 2005

                   -------------------------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

================================================================================

                                   EXHIBIT A-1

                         [FORM OF CLASS A-1 CERTIFICATE]

THIS CLASS A-1 CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT,
THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE SPECIAL
SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR
GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS A-1 CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 4.646%                      MASTER SERVICERS: WELLS FARGO BANK, NATIONAL
                                                       ASSOCIATION AND PRUDENTIAL ASSET RESOURCES, INC.
DATE OF POOLING AND SERVICING AGREEMENT:
AS OF AUGUST 1, 2005                                   SPECIAL SERVICER: CWCAPITAL ASSET
                                                       MANAGEMENT LLC
CUT-OFF DATE: AUGUST 1, 2005
                                                       PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: AUGUST 11, 2005                          NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE:  SEPTEMBER 13, 2005           TRUSTEE: LASALLE BANK NATIONAL
                                                       ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE CLASS A-1
CERTIFICATES AS OF THE CLOSING                         FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $121,200,000
                                                       CUSIP NO.: 61745M 6B 4
CERTIFICATE BALANCE OF THIS CLASS A-1
CERTIFICATE AS OF THE CLOSING DATE:
$121,200,000

No. A-1-1



                              CLASS A-1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class A-1 Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class A-1 Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-HQ6 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated:  August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A-1 CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -    as tenant in common      UNIF GIFT MIN ACT..............Custodian
TEN ENT -    as tenants by the                           (Cust)
             entireties                      Under Uniform Gifts to Minors
JT TEN  -    as joint tenants with
             rights of survivorship
             and not as tenants in          Act.......................
             common                                   (State)

      Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ______________________________________. Statements should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                   EXHIBIT A-2

                        [FORM OF CLASS A-1A CERTIFICATE]

THIS CLASS A-1A CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT,
THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE SPECIAL
SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR
GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS A-1A CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 4.946%                 MASTER SERVICERS:  WELLS FARGO BANK,
                                                  NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:          ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                  SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                      MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                     PAYING AGENT: WELLS FARGO BANK,
                                                  NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                  TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS A-1A CERTIFICATES AS OF THE CLOSING DATE:   FISCAL AGENT:  ABN AMRO BANK N.V.
$318,834,000 CUSIP NO.: 61745M 6C 2

CERTIFICATE BALANCE OF THIS CLASS A-1A
CERTIFICATE AS OF THE CLOSING DATE:
$318,834,000

No. A-1A-1


                             CLASS A-1A CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class A-1A Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class A-1A Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-HQ6 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated:  August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A-1A CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -     as tenant in common          UNIF GIFT MIN ACT...........Custodian
TEN ENT -     as tenants by the                               (Cust)
              entireties                           Under Uniform Gifts to Minors
JT TEN  -     as joint tenants with
              rights of survivorship
              and not as tenants in                  Act.......................
              common                                           (State)

       Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                   EXHIBIT A-3

                        [FORM OF CLASS A-2A CERTIFICATE]

THIS CLASS A-2A CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT,
THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE SPECIAL
SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR
GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS A-3 CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 4.882%                      MASTER SERVICERS: WELLS FARGO BANK,
                                                       NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:               ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                       SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                           MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                          PAYING AGENT: WELLS FARGO BANK,
                                                       NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                       TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS A-2A CERTIFICATES AS OF THE CLOSING              FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $294,875,000
                                                       CUSIP NO.: 61745M 6D 0
CERTIFICATE BALANCE OF THIS CLASS A-2A
CERTIFICATE AS OF THE CLOSING DATE:
$294,875,000

No. A-2A-1


                             CLASS A-2A CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class A-2A Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class A-2A Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-HQ6 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated:  August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A-2A CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common          UNIF GIFT MIN ACT...........Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                           Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                 Act.......................
            common                                          (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                   EXHIBIT A-4

                        [FORM OF CLASS A-2B CERTIFICATE]

THIS CLASS A-2B CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT,
THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE SPECIAL
SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR
GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS A-3 CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 4.913%                  MASTER SERVICERS: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:           ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                   SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                       MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                      PAYING AGENT: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                   TRUSTEE: LASALLE BANK NATIONAL
AGGREGATE CERTIFICATE BALANCE OF THE               ASSOCIATION
CLASS A-2B CERTIFICATES AS OF THE CLOSING
DATE: $42,125,000                                  FISCAL AGENT: ABN AMRO BANK N.V.

CERTIFICATE BALANCE OF THIS CLASS A-2B             CUSIP NO.: 61745M 7Y 3
CERTIFICATE AS OF THE CLOSING DATE:
$42,125,000

No. A-2B-1


                             CLASS A-2B CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class A-2B Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class A-2B Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-HQ6 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated:  August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A-2B CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -    as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -    as tenants by the                                (Cust)
             entireties                          Under Uniform Gifts to Minors
JT TEN  -    as joint tenants with
             rights of survivorship
             and not as tenants in                 Act.......................
             common                                          (State)

Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       _________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                   EXHIBIT A-5

                        [FORM OF CLASS A-AB CERTIFICATE]

THIS CLASS A-AB CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT,
THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE SPECIAL
SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR
GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS A-AB CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 4.973%                 MASTER SERVICERS: WELLS FARGO BANK,
                                                  NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:          ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                  SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                      MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                     PAYING AGENT: WELLS FARGO BANK,
                                                  NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                  TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS A-AB CERTIFICATES AS OF THE CLOSING         FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $111,100,000

CERTIFICATE BALANCE OF THIS CLASS A-AB            CUSIP NO.: 61745M 6E 8
CERTIFICATE AS OF THE CLOSING DATE:
$111,100,000

No. A-AB-1


                             CLASS A-AB CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class A-AB Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class A-AB Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-HQ6 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated:  August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A-AB CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -     as tenant in common         UNIF GIFT MIN ACT..........Custodian
TEN ENT -     as tenants by the                               (Cust)
              entireties                       Under Uniform Gifts to Minors
JT TEN  -     as joint tenants with
              rights of survivorship
              and not as tenants in              Act.......................
              common                                       (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                   EXHIBIT A-6

                         [FORM OF CLASS A-3 CERTIFICATE]

THIS CLASS A-3 CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT,
THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE SPECIAL
SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR
GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS A-3 CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 5.392%                   MASTER SERVICERS: WELLS FARGO BANK,
                                                    NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:            ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                    SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                        MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                       PAYING AGENT: WELLS FARGO BANK,
                                                    NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                    TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS A-3 CERTIFICATES AS OF THE CLOSING            FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $103,000,000
                                                    CUSIP NO.: 61745M 6F 5
CERTIFICATE BALANCE OF THIS CLASS A-3
CERTIFICATE AS OF THE CLOSING DATE:
$103,000,000

No. A-3-1


                              CLASS A-3 CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class A-3 Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class A-3 Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-HQ6 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated:  August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A-3 CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -    as tenant in common           UNIF GIFT MIN ACT...........Custodian
TEN ENT -    as tenants by the                                 (Cust)
             entireties                            Under Uniform Gifts to Minors
JT TEN  -    as joint tenants with
             rights of survivorship
             and not as tenants in                  Act.......................
             common                                             (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                   EXHIBIT A-7

                        [FORM OF CLASS A-4A CERTIFICATE]

THIS CLASS A-4A CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT,
THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE SPECIAL
SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR
GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS A-4A CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 4.898%                  MASTER SERVICERS:  WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:           ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                   SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                       MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                      PAYING AGENT: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                   TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS A-4A CERTIFICATES AS OF THE CLOSING          FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $1,060,595,000
                                                   CUSIP NO.: 61745M 6G 3
CERTIFICATE BALANCE OF THIS CLASS A-4A
CERTIFICATE AS OF THE CLOSING DATE:
$1,060,595,000

No. A-4A-1


                             CLASS A-4A CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class A-4A Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class A-4A Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-HQ6 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certifiticate Registrar has caused this Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated:  August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A-4A CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -    as tenant in common            UNIF GIFT MIN ACT..........Custodian
TEN ENT -    as tenants by the                                  (Cust)
             entireties                           Under Uniform Gifts to Minors
JT TEN  -    as joint tenants with
             rights of survivorship
             and not as tenants in                   Act.......................
             common                                             (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                   EXHIBIT A-8

                        [FORM OF CLASS A-4B CERTIFICATE]

THIS CLASS A-4B CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT,
THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE SPECIAL
SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR
GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS A-4B CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 5.042%                  MASTER SERVICERS: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:           ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                   SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                       MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                      PAYING AGENT: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                   TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS A-4B CERTIFICATES AS OF THE CLOSING          FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $151,514,000

CERTIFICATE BALANCE OF THIS CLASS A-4B             CUSIP NO.: 61745M 6H 1
CERTIFICATE AS OF THE CLOSING DATE:
$151,514,000

No. A-4B-1


                             CLASS A-4B CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class A-4B Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class A-4B Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-HQ6 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated:  August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A-4B CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -     as tenant in common          UNIF GIFT MIN ACT...........Custodian
TEN ENT -     as tenants by the                                (Cust)
              entireties                          Under Uniform Gifts to Minors
JT TEN  -     as joint tenants with
              rights of survivorship
              and not as tenants in                 Act.......................
              common                                         (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                   EXHIBIT A-9

                         [FORM OF CLASS A-J CERTIFICATE]

THIS CLASS A-J CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT,
THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE SPECIAL
SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR
GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS A-J CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 5.073%                 MASTER SERVICERS: WELLS FARGO BANK,
                                                  NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:          ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                  SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                      MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                     PAYING AGENT: WELLS FARGO BANK,
                                                  NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                  TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS A-J CERTIFICATES AS OF THE CLOSING          FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $175,571,000
                                                  CUSIP NO.: 61745M 6K 4
CERTIFICATE BALANCE OF THIS CLASS A-J
CERTIFICATE AS OF THE CLOSING DATE:
$175,571,000

No. A-J-1


                              CLASS A-J CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class A-J Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class A-J Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-HQ6 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                                AUTHORIZED SIGNATORY

Dated:  August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A-J CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -    as tenant in common          UNIF GIFT MIN ACT............Custodian
TEN ENT -    as tenants by the                               (Cust)
             entireties                          Under Uniform Gifts to Minors
JT TEN  -    as joint tenants with
             rights of survivorship
             and not as tenants in                 Act.......................
             common                                           (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                  EXHIBIT A-10

                          [FORM OF CLASS B CERTIFICATE]

THIS CLASS B CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT, THE
CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE SPECIAL
SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR
GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THIS CLASS B CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS B CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE 5.152%                 MASTER SERVICERS: WELLS FARGO BANK,
                                                 NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:         ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                 SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                     MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                    PAYING AGENT: WELLS FARGO BANK,
                                                 NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                 TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS B  CERTIFICATES AS OF THE CLOSING          FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $24,098,000
                                                 CUSIP NO.: 61745M 6L 2
CERTIFICATE BALANCE OF THIS CLASS B
CERTIFICATE AS OF THE CLOSING DATE:
$24,098,000

No. B-1


                               CLASS B CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class B Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class B Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-HQ6 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS B CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -    as tenant in common          UNIF GIFT MIN ACT...........Custodian
TEN ENT -    as tenants by the                               (Cust)
             entireties                           Under Uniform Gifts to Minors
JT TEN  -    as joint tenants with
             rights of survivorship
             and not as tenants in                  Act.......................
             common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                  EXHIBIT A-11

                          [FORM OF CLASS C CERTIFICATE]

THIS CLASS C CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT, THE
CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE SPECIAL
SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR
GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THIS CLASS C CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS C CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 5.172 %                 MASTER SERVICERS: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:           ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                   SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                       MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                      PAYING AGENT: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                   TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS C  CERTIFICATES AS OF THE CLOSING            FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $34,425,000
                                                   CUSIP NO.: 61745M 6M 0
CERTIFICATE BALANCE OF THIS CLASS C
CERTIFICATE AS OF THE CLOSING DATE:
$34,425,000

No. C-1


                               CLASS C CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class C Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class C Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-HQ6 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS C CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -     as tenant in common         UNIF GIFT MIN ACT...........Custodian
TEN ENT -     as tenants by the                                (Cust)
              entireties                          Under Uniform Gifts to Minors
JT TEN  -     as joint tenants with
              rights of survivorship
              and not as tenants in                   Act.......................
              common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                  EXHIBIT A-12

                          [FORM OF CLASS D CERTIFICATE]

THIS CLASS D CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT, THE
CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE SPECIAL
SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR
GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THIS CLASS D CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS D CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 5.202%                  MASTER SERVICERS: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:           ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                   SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                       MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                      PAYING AGENT: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                   TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS D CERTIFICATES AS OF THE CLOSING             FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $27,541,000
                                                   CUSIP NO.: 61745M 6N 8
CERTIFICATE BALANCE OF THIS CLASS D
CERTIFICATE AS OF THE CLOSING DATE:
$27,541,000

No. D-1


                               CLASS D CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class D Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class D Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-HQ6 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS D CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -         as tenant in common       UNIF GIFT MIN ACT.........Custodian
TEN ENT -         as tenants by the                           (Cust)
                  entireties                      Under Uniform Gifts to Minors
JT TEN  -         as joint tenants with
                  rights of survivorship
                  and not as tenants in             Act.......................
                  common                                       (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                  EXHIBIT A-13

                          [FORM OF CLASS E CERTIFICATE]

THIS CLASS E CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT, THE
CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE SPECIAL
SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR
GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THIS CLASS E CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS E CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 5.231%                  MASTER SERVICERS: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:           ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                   SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                       MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                      PAYING AGENT: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                   TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS E CERTIFICATES AS OF THE CLOSING             FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $24,098,000
                                                   CUSIP NO.: 61745M 6P 3
CERTIFICATE BALANCE OF THIS CLASS E
CERTIFICATE AS OF THE CLOSING DATE:
$24,098,000

No. E-1


                               CLASS E CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class E Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class E Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-HQ6 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS E CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -         as tenant in common       UNIF GIFT MIN ACT.........Custodian
TEN ENT -         as tenants by the                            (Cust)
                  entireties                      Under Uniform Gifts to Minors
JT TEN  -         as joint tenants with
                  rights of survivorship
                  and not as tenants in              Act.......................
                  common                                        (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                  EXHIBIT A-14

                          [FORM OF CLASS F CERTIFICATE]

THIS CLASS F CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT, THE
CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE SPECIAL
SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR
GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THIS CLASS F CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS F CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 5.271 %                    MASTER SERVICERS: WELLS FARGO BANK,
                                                      NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:              ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                      SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                          MANAGEMENT LLC

                                                      PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: AUGUST 11, 2005                         NATIONAL ASSOCIATION

                                                      TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                      FISCAL AGENT: ABN AMRO BANK N.V.
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS F CERTIFICATES AS OF THE CLOSING                CUSIP NO.: 61745M 6Q 1
DATE: $27,541,000

CERTIFICATE BALANCE OF THIS CLASS F
CERTIFICATE AS OF THE CLOSING DATE: $27,541,000

No. F-1


                               CLASS F CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class F Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this

Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class F Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-HQ6 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and

Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the
Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS F CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                  EXHIBIT A-15

                          [FORM OF CLASS G CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS G CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE
SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED
OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS G CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE

LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS CLASS G CERTIFICATE. ACCORDINGLY,
THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH
BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE
BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 5.379%                 MASTER SERVICERS: WELLS FARGO BANK,
                                                  NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:          ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                  SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                      MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                     PAYING AGENT: WELLS FARGO BANK,
                                                  NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                  TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS G CERTIFICATES AS OF THE CLOSING            FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $27,540,000
                                                  CUSIP NO.: 61745M 6S 7
CERTIFICATE BALANCE OF THIS CLASS G
CERTIFICATE AS OF THE CLOSING DATE:
$27,540,000 (SUBJECT TO SCHEDULE OF
EXCHANGES ATTACHED)

No. G-1


                               CLASS G CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class G Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this Certificate specified on the face hereof by the aggregate initial
Certificate Balance of the Class G Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-HQ6 and are issued in the Classes specified in the
Pooling and Servicing Agreement. The Certificates will evidence in the aggregate
100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  [Until this Regulation S Temporary Global Certificate is
exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  [This Regulation S Temporary Global Certificate is
exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S
Certificate (as defined in the Pooling Agreement) required by Article III of the
Pooling and Servicing Agreement. Upon exchange of this Regulation S Temporary
Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust

Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS G CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED

The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                  EXHIBIT A-16

                          [FORM OF CLASS H CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS H CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE
SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED
OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS H CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS H CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK

CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION
OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH
OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST
HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 5.602%                MASTER SERVICERS: WELLS FARGO BANK,
                                                 NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:         ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                 SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                     MANAGEMENT LLC

                                                 PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: AUGUST 11, 2005                    NATIONAL ASSOCIATION

                                                 TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                 FISCAL AGENT: ABN AMRO BANK N.V.
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS H CERTIFICATES AS OF THE CLOSING           CUSIP NO.: 61745M 6T 5
DATE: $34,426,000

CERTIFICATE BALANCE OF THIS CLASS H
CERTIFICATE AS OF THE CLOSING DATE:
$34,426,000 (SUBJECT TO SCHEDULE OF
EXCHANGES ATTACHED)

No. H-1


                               CLASS H CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class H Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this Certificate specified on the face hereof by the aggregate initial
Certificate Balance of the Class H Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-HQ6 and are issued in the Classes specified in the
Pooling and Servicing Agreement. The Certificates will evidence in the aggregate
100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  [Until this Regulation S Temporary Global Certificate is
exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  [This Regulation S Temporary Global Certificate is
exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S
Certificate (as defined in the Pooling Agreement) required by Article III of the
Pooling and Servicing Agreement. Upon exchange of this Regulation S Temporary
Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust

Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS H CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                   EXHIBIT A-17

                          [FORM OF CLASS J CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS J CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE
SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED
OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS J CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS J CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK

CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION
OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH
OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST
HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 5.602%                  MASTER SERVICERS: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:           ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                   SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                       MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                      PAYING AGENT: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                   TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS J CERTIFICATES AS OF THE CLOSING             FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $30,983,000
                                                   CUSIP NO.: 61745M 6U 2
CERTIFICATE BALANCE OF THIS CLASS J
CERTIFICATE AS OF THE CLOSING DATE:
$30,983,000 SUBJECT TO SCHEDULE OF
EXCHANGES ATTACHED)

No. J-1


                               CLASS J CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class J Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this Certificate specified on the face hereof by the aggregate initial
Certificate Balance of the Class J Certificates. The Certificates are designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
Certificates, Series 2005-HQ6 and are issued in the Classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  [Until this Regulation S Temporary Global Certificate is
exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  [This Regulation S Temporary Global Certificate is
exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S
Certificate (as defined in the Pooling Agreement) required by Article III of the
Pooling and Servicing Agreement. Upon exchange of this Regulation S Temporary
Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust

Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS J CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                  EXHIBIT A-18

                          [FORM OF CLASS K CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS K CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE
SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED
OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS K CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS K CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I

OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE
FOREGOING PROVISIONS OF ERISA OR THE CODE OR TO ANY PERSON WHO IS DIRECTLY OR
INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS
TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS
OF SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 5.602%                  MASTER SERVICERS: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:           ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                   SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                       MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                      PAYING AGENT: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE:  SEPTEMBER 13, 2005
                                                   TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS K CERTIFICATES AS OF THE CLOSING             FISCAL AGENT: ABN AMRO BANK N.V.
DATE:  $41,311,000
                                                   CUSIP NO.: 61745M 6V 0
CERTIFICATE BALANCE OF THIS CLASS K
CERTIFICATE AS OF THE CLOSING DATE:
$41,311,000 (SUBJECT TO SCHEDULE OF
EXCHANGES ATTACHED)

No. K-1


                               CLASS K CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class K Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this
Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class K

Certificates. The Certificates are designated as the Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6 and are
issued in the Classes as specifically set forth in the Pooling and Servicing
Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from

the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  [Until this Regulation S Temporary Global Certificate is
exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  [This Regulation S Temporary Global Certificate is
exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S
Certificate (as defined in the Pooling Agreement) required by Article III of the
Pooling and Servicing Agreement. Upon exchange of this Regulation S Temporary
Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and

thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS K CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       _________________________________________-
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                  EXHIBIT A-19

                          [FORM OF CLASS L CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS L CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE
SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED
OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS L CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS L CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I

OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE
FOREGOING PROVISIONS OF ERISA OR THE CODE OR TO ANY PERSON WHO IS DIRECTLY OR
INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS
TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS
OF SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 4.756%                    MASTER SERVICERS: WELLS FARGO BANK,
                                                     NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:             ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                     SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                         MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                        PAYING AGENT: WELLS FARGO BANK,
                                                     NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE:  SEPTEMBER 13, 2005
                                                     TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS L CERTIFICATES AS OF THE CLOSING               FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $10,327,000
                                                     CUSIP NO.: 61745M 6W 8
CERTIFICATE BALANCE OF THIS CLASS L
CERTIFICATE AS OF THE CLOSING DATE:
$10,327,000 (SUBJECT TO SCHEDULE OF
EXCHANGES ATTACHED)

No. L-1


                               CLASS L CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class L Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this
Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class L

Certificates. The Certificates are designated as the Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6 and are
issued in the Classes as specifically set forth in the Pooling and Servicing
Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from

the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  [Until this Regulation S Temporary Global Certificate is
exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  [This Regulation S Temporary Global Certificate is
exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S
Certificate (as defined in the Pooling Agreement) required by Article III of the
Pooling and Servicing Agreement. Upon exchange of this Regulation S Temporary
Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and

thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS L CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                  EXHIBIT A-20

                          [FORM OF CLASS M CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS M CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE
SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED
OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS M CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS M CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I

OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE
FOREGOING PROVISIONS OF ERISA OR THE CODE OR TO ANY PERSON WHO IS DIRECTLY OR
INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS
TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS
OF SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 4.756%                 MASTER SERVICERS: WELLS FARGO BANK,
                                                  NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:          ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                  SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                      MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                     PAYING AGENT: WELLS FARGO BANK,
                                                  NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                  TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS M CERTIFICATES AS OF THE CLOSING            FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $10,328,000
                                                  CUSIP NO.: 61745M 6X 6
CERTIFICATE BALANCE OF THIS CLASS M
CERTIFICATE AS OF THE CLOSING DATE:
$10,328,000 (SUBJECT TO SCHEDULE OF
EXCHANGES ATTACHED)

No. M-1


                               CLASS M CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class M Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), Morgan Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the
Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the Paying
Agent, the Certificate Registrar, the Master Servicers and the Special Servicer,
a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this
Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class

M Certificates. The Certificates are designated as the Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6 and are
issued in the Classes as specifically set forth in the Pooling and Servicing
Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from

the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  [Until this Regulation S Temporary Global Certificate is
exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  [This Regulation S Temporary Global Certificate is
exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S
Certificate (as defined in the Pooling Agreement) required by Article III of the
Pooling and Servicing Agreement. Upon exchange of this Regulation S Temporary
Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and

thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS M CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                        EXHIBIT A-21

                          [FORM OF CLASS N CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS N CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE
SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED
OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS N CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS N CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I

OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE
FOREGOING PROVISIONS OF ERISA OR THE CODE OR TO ANY PERSON WHO IS DIRECTLY OR
INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS
TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS
OF SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 4.756%                   MASTER SERVICERS: WELLS FARGO BANK,
                                                    NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:            ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                    SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                        MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                       PAYING AGENT: WELLS FARGO BANK,
                                                    NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE:  SEPTEMBER 13, 2005
                                                    TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS N CERTIFICATES AS OF THE CLOSING              FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $17,213,000
                                                    CUSIP NO.: 61745M 6Y 4
CERTIFICATE BALANCE OF THIS CLASS N
CERTIFICATE AS OF THE CLOSING DATE:
$17,213,000 (SUBJECT TO SCHEDULE OF
EXCHANGES ATTACHED)

No. N-1


                               CLASS N CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class N Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this
Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class N

Certificates. The Certificates are designated as the Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6 and are
issued in the Classes as specifically set forth in the Pooling and Servicing
Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from

the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  [Until this Regulation S Temporary Global Certificate is
exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  [This Regulation S Temporary Global Certificate is
exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S
Certificate (as defined in the Pooling Agreement) required by Article III of the
Pooling and Servicing Agreement. Upon exchange of this Regulation S Temporary
Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and

thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS N CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                  EXHIBIT A-22

                          [FORM OF CLASS O CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS O CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE
SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED
OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS O CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS O CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I

OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE
FOREGOING PROVISIONS OF ERISA OR THE CODE OR TO ANY PERSON WHO IS DIRECTLY OR
INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS
TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS
OF SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 4.756%                     MASTER SERVICERS: WELLS FARGO BANK,
                                                      NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:              ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                      SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                          MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                         PAYING AGENT: WELLS FARGO BANK,
                                                      NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE:  SEPTEMBER 13, 2005
                                                      TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS O CERTIFICATES AS OF THE CLOSING                FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $3,442,000
                                                      CUSIP NO.: 61745M 6Z 1
CERTIFICATE BALANCE OF THIS CLASS O
CERTIFICATE AS OF THE CLOSING DATE:
$3,442,000 (SUBJECT TO SCHEDULE OF
EXCHANGES ATTACHED)

No. O-1


                               CLASS O CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class O Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this
Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class O

Certificates. The Certificates are designated as the Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6 and are
issued in the Classes as specifically set forth in the Pooling and Servicing
Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from

the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  [Until this Regulation S Temporary Global Certificate is
exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  [This Regulation S Temporary Global Certificate is
exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S
Certificate (as defined in the Pooling Agreement) required by Article III of the
Pooling and Servicing Agreement. Upon exchange of this Regulation S Temporary
Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and

thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this

Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS O CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                  EXHIBIT A-23

                          [FORM OF CLASS P CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS P CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE
SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED
OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS P CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS P CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I

OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE
FOREGOING PROVISIONS OF ERISA OR THE CODE OR TO ANY PERSON WHO IS DIRECTLY OR
INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS
TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS
OF SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 4.756%                  MASTER SERVICERS: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:           ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                   SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                       MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                      PAYING AGENT: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE:  SEPTEMBER 13, 2005
                                                   TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS P CERTIFICATES AS OF THE CLOSING             FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $10,328,000
                                                   CUSIP NO.: 61745M 7A 5
CERTIFICATE BALANCE OF THIS CLASS P
CERTIFICATE AS OF THE CLOSING DATE:
$10,328,000 (SUBJECT TO SCHEDULE OF
EXCHANGES ATTACHED)

No. P-1


                               CLASS P CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class P Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class Pf Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this
Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class P

Certificates. The Certificates are designated as the Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6 and are
issued in the Classes as specifically set forth in the Pooling and Servicing
Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from

the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  [Until this Regulation S Temporary Global Certificate is
exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  [This Regulation S Temporary Global Certificate is
exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S
Certificate (as defined in the Pooling Agreement) required by Article III of the
Pooling and Servicing Agreement. Upon exchange of this Regulation S Temporary
Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and

thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS P CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                  EXHIBIT A-24

                          [FORM OF CLASS Q CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS Q CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE
SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED
OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS Q CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS Q CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I

OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE
FOREGOING PROVISIONS OF ERISA OR THE CODE OR TO ANY PERSON WHO IS DIRECTLY OR
INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS
TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS
OF SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 4.756%                                MASTER SERVICERS: WELLS FARGO BANK,
                                                                 NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:                         ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                                 SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                                     MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                                    PAYING AGENT: WELLS FARGO BANK,
                                                                 NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                                 TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS Q CERTIFICATES AS OF THE CLOSING                           FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $10,328,000
                                                                 CUSIP NO.: 61745M 7B 3
CERTIFICATE BALANCE OF THIS CLASS Q
CERTIFICATE AS OF THE CLOSING DATE:
$10,328,000 (SUBJECT TO SCHEDULE OF
EXCHANGES ATTACHED)

No. Q-1



                               CLASS Q CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class Q Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this
Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class Q

Certificates. The Certificates are designated as the Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6 and are
issued in the Classes as specifically set forth in the Pooling and Servicing
Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from

the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  [Until this Regulation S Temporary Global Certificate is
exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  [This Regulation S Temporary Global Certificate is
exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S
Certificate (as defined in the Pooling Agreement) required by Article III of the
Pooling and Servicing Agreement. Upon exchange of this Regulation S Temporary
Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and

thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS Q CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                  EXHIBIT A-25

                          [FORM OF CLASS S CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS S CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE
SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED
OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR
INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THIS CLASS S CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER
CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PORTION OF THE CERTIFICATE BALANCE OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS,
REALIZED LOSSES AND CERTAIN EXPENSE LOSSES ON THE CERTIFICATES ALLOCABLE TO THIS
CLASS S CERTIFICATE. ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE
MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE PAYING AGENT.

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I

OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR
APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE
FOREGOING PROVISIONS OF ERISA OR THE CODE OR TO ANY PERSON WHO IS DIRECTLY OR
INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS
TRUSTEE OF, OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS
OF SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 4.756%                  MASTER SERVICERS: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION AND PRUDENTIAL
DATE OF POOLING AND SERVICING AGREEMENT:           ASSET RESOURCES, INC.
AS OF AUGUST 1, 2005
                                                   SPECIAL SERVICER: CWCAPITAL ASSET
CUT-OFF DATE: AUGUST 1, 2005                       MANAGEMENT LLC

CLOSING DATE: AUGUST 11, 2005                      PAYING AGENT: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                   TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION
AGGREGATE CERTIFICATE BALANCE OF THE
CLASS S CERTIFICATES AS OF THE CLOSING             FISCAL AGENT: ABN AMRO BANK N.V.
DATE: $41,311,199
                                                   CUSIP NO.: 61745M 7D 9
CERTIFICATE BALANCE OF THIS CLASS S
CERTIFICATE AS OF THE CLOSING DATE:
$41,311,199 (SUBJECT TO SCHEDULE OF
EXCHANGES ATTACHED)

No. S-1


                               CLASS S CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class S Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Certificate Balance of this
Certificate specified on the face hereof by the aggregate initial Certificate
Balance of the Class S

Certificates. The Certificates are designated as the Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6 and are
issued in the Classes as specifically set forth in the Pooling and Servicing
Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date") commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate on the Certificate Balance of this Certificate immediately prior to each
Distribution Date. Principal and interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from

the Certificate Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  [Until this Regulation S Temporary Global Certificate is
exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  [This Regulation S Temporary Global Certificate is
exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S
Certificate (as defined in the Pooling Agreement) required by Article III of the
Pooling and Servicing Agreement. Upon exchange of this Regulation S Temporary
Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and

thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS S CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                  EXHIBIT A-26

                          [FORM OF CLASS T CERTIFICATE]

THIS CLASS T CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN
THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE
SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED
OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NO PASS-THROUGH RATE, CERTIFICATE BALANCE OR NOTIONAL
AMOUNT. THE HOLDER OF THIS CERTIFICATE IS ENTITLED ONLY TO THE DISTRIBUTIONS
DESCRIBED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE
ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, WILL BE
REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


PERCENTAGE INTEREST OF THIS CLASS T                MASTER SERVICERS: WELLS FARGO BANK,
CERTIFICATE: 100%                                  NATIONAL ASSOCIATION AND PRUDENTIAL
                                                   ASSET RESOURCES, INC.
DATE OF POOLING AND SERVICING AGREEMENT:
AS OF AUGUST 1, 2005                               SPECIAL SERVICER: CWCAPITAL ASSET
                                                   MANAGEMENT LLC
CUT-OFF DATE: AUGUST 1, 2005
                                                   PAYING AGENT: WELLS FARGO BANK,
CLOSING DATE: AUGUST 11, 2005                      NATIONAL ASSOCIATION

FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005        TRUSTEE: LASALLE BANK NATIONAL ASSOCIATION

No. T-1                                            FISCAL AGENT: ABN AMRO BANK N.V.

                                                   CUSIP NO.:


                               CLASS T CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT [___________________] is the registered owner of the interest evidenced by this Certificate in the Class T Certificates issued by the
Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley
Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the
Fiscal Agent, the Paying Agent, the Certificate Registrar, the Master Servicers
and the Special Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage
Loans, such amounts as shall from time to time be held in the Certificate
Account and Distribution Account, the Insurance Policies and any REO Properties.
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing the percentage interest in the Class T Certificates specified on the face hereof. The
Certificates are designated as the Morgan Stanley Capital I Inc., Commercial
Mortgage Pass-Through Certificates, Series 2005-HQ6 and are issued in the
Classes as specifically set forth in the Pooling and Servicing Agreement. The
Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  The Holder of this Certificate shall be entitled to receive only certain amounts set forth in the Pooling and Servicing Agreement, including a distribution upon termination of the Pooling and Servicing Agreement.
Distributions on this Certificate will be made out of the Available Distribution
Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of each month or, if such 13th day is not a Business Day, the next succeeding Business Day (a "Distribution Date")
commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last
Business Day of the month immediately preceding the month of such distribution
(the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to
Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related
Record Date or otherwise by check mailed to such Certificateholder.
Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  The Class T Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10%
in excess thereof.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the

United States to the Court of St. James, living on the date hereof. The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS T CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
---------------------------------------  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ____ ___________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                  EXHIBIT A-27

                         [FORM OF CLASS R-I CERTIFICATE]

THIS CLASS R-I CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE PLACEMENT AGENT, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE
SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED
OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE
"RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A
NON-UNITED STATES PERSON.

THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO
"DISQUALIFIED ORGANIZATIONS" WITHIN THE MEANING OF THE CODE.

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE
ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, WILL BE
REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

A SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R-I CERTIFICATE MAY BE MADE
ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE CERTIFICATE
REGISTRAR TO THE EFFECT THAT (1) SUCH

TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE POOLING AND SERVICING
AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE
IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, OR ANY
AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY
WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT
FOR FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY ANY SUCH
GOVERNMENTAL UNIT), (B) AN ORGANIZATION (OTHER THAN CERTAIN FARMERS'
COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX
IMPOSED BY CHAPTER 1 OF THE CODE (UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX
IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (C) A
RURAL ELECTRIC OR TELEPHONE COOPERATIVE DESCRIBED IN SECTION 1381 OF THE CODE
(ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING
HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), (D) A PERSON THAT IS
NOT A CITIZEN OF OR RESIDENT OF THE UNITED STATES, A CORPORATION, PARTNERSHIP OR
OTHER ENTITY CREATED OR ORGANIZED IN, OR UNDER THE LAWS OF, THE UNITED STATES OR
ANY POLITICAL SUBDIVISION THEREOF, OR AN ESTATE OR TRUST WHOSE INCOME FROM
SOURCES WITHOUT THE UNITED STATES IS INCLUDABLE IN GROSS INCOME FOR UNITED
STATES FEDERAL INCOME TAX PURPOSES REGARDLESS OF ITS CONNECTION WITH THE CONDUCT
OF TRADE OR BUSINESS IN THE UNITED STATES (ANY SUCH PERSON BEING HEREINAFTER
REFERRED TO AS A "UNITED STATES PERSON") OR (E) AN AGENT OF A DISQUALIFIED
ORGANIZATION OR A NON-UNITED STATES PERSON, AND (3) NO PURPOSE OF SUCH TRANSFER
IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX.
NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER,
SALE OR OTHER DISPOSITION OF THIS CLASS R-I CERTIFICATE TO A DISQUALIFIED
ORGANIZATION OR A NON-UNITED STATES PERSON OR AN AGENT OF A DISQUALIFIED
ORGANIZATION OR A NON-UNITED STATES PERSON, OR TO ANY OTHER PROHIBITED
TRANSFEREE AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT, SUCH REGISTRATION
SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON
SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER,
INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.
EACH HOLDER OF A CLASS R-I CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL
BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


PERCENTAGE INTEREST OF THIS CLASS R-I                 SPECIAL SERVICER: CWCAPITAL ASSET
CERTIFICATE: 100%                                     MANAGEMENT LLC

DATE OF POOLING AND SERVICING AGREEMENT:              PAYING AGENT: WELLS FARGO BANK,
AS OF AUGUST 1, 2005                                  NATIONAL ASSOCIATION

                                                      TRUSTEE: LASALLE BANK NATIONAL
CUT-OFF DATE: AUGUST 1, 2005                          ASSOCIATION

CLOSING DATE: AUGUST 11, 2005                         FISCAL AGENT: ABN AMRO BANK N.V.

FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005           NO. R-I-1

MASTER SERVICERS: WELLS FARGO BANK,
NATIONAL ASSOCIATION AND PRUDENTIAL
ASSET RESOURCES, INC.



                              CLASS R-I CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Morgan Stanley & Co. Incorporated is the registered owner of the interest evidenced by this Certificate in the Class R-I Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley
Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the
Fiscal Agent, the Paying Agent, the Master Servicers and the Special Servicer, a
summary of certain of the pertinent provisions of which is set forth hereafter.
The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution Account, the
Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing the Percentage
Interest in the Class R-I Certificates specified on the face hereof. The
Certificates are designated as Morgan Stanley Capital I Inc. Commercial Mortgage
Pass-Through Certificates, Series 2005-HQ6 and are issued in the Classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates
will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  The Holder of this Certificate shall be entitled to receive only certain amounts set forth in the Pooling and Servicing Agreement, including a distribution upon termination of the Pooling and Servicing Agreement and the related REMIC created thereby of the amounts which remain on deposit in the
Distribution Account after payment to the holders of all other Certificates of all amounts set forth in the Pooling and Servicing Agreement. Distributions on
this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing
Agreement, on the 13th day of each month or, if such 13th day is not a Business
Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record
Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to
Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related
Record Date or otherwise by check mailed to such Certificateholder.
Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and

surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the
Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10%
in excess thereof.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii)

the termination of the Trust pursuant to Section 10.1(d) of the Pooling and
Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof. The parties designated in the
Pooling and Servicing Agreement may exercise their option to purchase the
Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the
Pooling and Servicing Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the
Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: ______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS R-I CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: ______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ______________________________________. Statements should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                  EXHIBIT A-28

                        [FORM OF CLASS R-II CERTIFICATE]

THIS CLASS R-II CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE PLACEMENT AGENT, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE
SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED
OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE
"RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A
NON-UNITED STATES PERSON.

THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO
"DISQUALIFIED ORGANIZATIONS" WITHIN THE MEANING OF THE CODE.

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE
ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, WILL BE
REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

A SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R-II CERTIFICATE MAY BE MADE
ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER

AFFIDAVIT TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT (1) SUCH TRANSFEREE
AGREES TO BE BOUND BY THE TERMS OF THE POOLING AND SERVICING AGREEMENT AND ALL
RESTRICTIONS SET FORTH ON THE FACE HEREOF, (2) SUCH TRANSFEREE IS NOT (A) THE
UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, OR ANY AGENCY OR
INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS
A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR FHLMC,
A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY ANY SUCH GOVERNMENTAL
UNIT), (B) AN ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED
IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF
THE CODE (UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511
OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (C) A RURAL ELECTRIC OR
TELEPHONE COOPERATIVE DESCRIBED IN SECTION 1381 OF THE CODE (ANY SUCH PERSON
DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREINAFTER REFERRED TO
AS A "DISQUALIFIED ORGANIZATION"), (D) A PERSON THAT IS NOT A CITIZEN OF OR
RESIDENT OF THE UNITED STATES, A CORPORATION, PARTNERSHIP OR OTHER ENTITY
CREATED OR ORGANIZED IN, OR UNDER THE LAWS OF, THE UNITED STATES OR ANY
POLITICAL SUBDIVISION THEREOF, OR AN ESTATE OR TRUST WHOSE INCOME FROM SOURCES
WITHOUT THE UNITED STATES IS INCLUDABLE IN GROSS INCOME FOR UNITED STATES
FEDERAL INCOME TAX PURPOSES REGARDLESS OF ITS CONNECTION WITH THE CONDUCT OF
TRADE OR BUSINESS IN THE UNITED STATES (ANY SUCH PERSON BEING HEREINAFTER
REFERRED TO AS A "UNITED STATES PERSON") OR (E) AN AGENT OF A DISQUALIFIED
ORGANIZATION OR A NON-UNITED STATES PERSON, AND (3) NO PURPOSE OF SUCH TRANSFER
IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX.
NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER,
SALE OR OTHER DISPOSITION OF THIS CLASS R-I CERTIFICATE TO A DISQUALIFIED
ORGANIZATION OR A NON-UNITED STATES PERSON OR AN AGENT OF A DISQUALIFIED
ORGANIZATION OR A NON-UNITED STATES PERSON, OR TO ANY OTHER PROHIBITED
TRANSFEREE AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT, SUCH REGISTRATION
SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON
SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER,
INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.
EACH HOLDER OF A CLASS R-I CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL
BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


PERCENTAGE INTEREST OF THIS CLASS R-II           SPECIAL SERVICER: CWCAPITAL ASSET
CERTIFICATE: 100%                                MANAGEMENT LLC

DATE OF POOLING AND SERVICING AGREEMENT:         PAYING AGENT: WELLS FARGO BANK,
AS OF AUGUST 1, 2005                             NATIONAL ASSOCIATION

CUT-OFF DATE: AUGUST 1, 2005                     TRUSTEE: LASALLE BANK NATIONAL
                                                 ASSOCIATION
CLOSING DATE: AUGUST 11, 2005
                                                 FISCAL AGENT: ABN AMRO BANK N.V.
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                 NO. R-II-1
MASTER SERVICERS: WELLS FARGO BANK,
NATIONAL ASSOCIATION AND PRUDENTIAL
ASSET RESOURCES, INC.



                             CLASS R-II CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Morgan Stanley & Co. Incorporated is the registered owner of the interest evidenced by this Certificate in the Class R-II Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan Stanley
Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the
Fiscal Agent, the Paying Agent, the Master Servicers and the Special Servicer, a
summary of certain of the pertinent provisions of which is set forth hereafter.
The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution Account, the
Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing the Percentage
Interest in the Class R-II Certificates specified on the face hereof. The
Certificates are designated as the Morgan Stanley Capital I Inc. Commercial
Mortgage Pass-Through Certificates, Series 2005-HQ6 and are issued in the
Classes as specifically set forth in

the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  The Holder of this Certificate shall be entitled to receive only certain amounts set forth in the Pooling and Servicing Agreement, including a distribution upon termination of the Pooling and Servicing Agreement and the related REMIC created thereby of the amounts which remain on deposit in the
Distribution Account after payment to the holders of all other Certificates of all amounts set forth in the Pooling and Servicing Agreement. Distributions on
this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing
Agreement, on the 13th day of each month or, if such 13th day is not a Business
Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record
Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to
Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such

Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such
Certificateholder. Notwithstanding the above, the final distribution on any
Certificate will be made only upon presentation and surrender of such
Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the
Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10%
in excess thereof.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS R-II CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ______________________________________. Statements should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                  EXHIBIT A-29

                        [FORM OF CLASS R-III CERTIFICATE]

THIS CLASS R-III CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE PLACEMENT AGENT, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE
SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED
OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE
"RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A
NON-UNITED STATES PERSON.

THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO
"DISQUALIFIED ORGANIZATIONS" WITHIN THE MEANING OF THE CODE.

NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT
PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE FEDERAL, STATE OR LOCAL LAW
("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE
CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE
ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH
RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, WILL BE
REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE
POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

A SALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R-III CERTIFICATE MAY BE
MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE
CERTIFICATE REGISTRAR TO

THE EFFECT THAT (1) SUCH TRANSFEREE AGREES TO BE BOUND BY THE TERMS OF THE
POOLING AND SERVICING AGREEMENT AND ALL RESTRICTIONS SET FORTH ON THE FACE
HEREOF, (2) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL
SUBDIVISION THEREOF, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING
(OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES
ARE SUBJECT TO TAX AND, EXCEPT FOR FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS
IS NOT SELECTED BY ANY SUCH GOVERNMENTAL UNIT), (B) AN ORGANIZATION (OTHER THAN
CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS
EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (UNLESS SUCH ORGANIZATION
IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS
TAXABLE INCOME), (C) A RURAL ELECTRIC OR TELEPHONE COOPERATIVE DESCRIBED IN
SECTION 1381 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES
(A), (B) OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"),
(D) A PERSON THAT IS NOT A CITIZEN OF OR RESIDENT OF THE UNITED STATES, A
CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN, OR UNDER THE
LAWS OF, THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, OR AN ESTATE OR
TRUST WHOSE INCOME FROM SOURCES WITHOUT THE UNITED STATES IS INCLUDABLE IN GROSS
INCOME FOR UNITED STATES FEDERAL INCOME TAX PURPOSES REGARDLESS OF ITS
CONNECTION WITH THE CONDUCT OF TRADE OR BUSINESS IN THE UNITED STATES (ANY SUCH
PERSON BEING HEREINAFTER REFERRED TO AS A "UNITED STATES PERSON") OR (E) AN
AGENT OF A DISQUALIFIED ORGANIZATION OR A NON-UNITED STATES PERSON, AND (3) NO
PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR
COLLECTION OF TAX. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER
OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-III CERTIFICATE TO A
DISQUALIFIED ORGANIZATION OR A NON-UNITED STATES PERSON OR AN AGENT OF A
DISQUALIFIED ORGANIZATION OR A NON-UNITED STATES PERSON, OR TO ANY OTHER
PROHIBITED TRANSFEREE AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT, SUCH
REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND
SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE
HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS
CERTIFICATE. EACH HOLDER OF A CLASS R-III CERTIFICATE BY ACCEPTANCE OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS
PARAGRAPH.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


PERCENTAGE INTEREST OF THIS CLASS R-III           SPECIAL SERVICER: CWCAPITAL ASSET
CERTIFICATE: 100%                                  MANAGEMENT LLC

DATE OF POOLING AND SERVICING AGREEMENT:          PAYING AGENT: WELLS FARGO BANK,
AS OF AUGUST 1, 2005                              NATIONAL ASSOCIATION

CUT-OFF DATE: AUGUST 1, 2005                      TRUSTEE: LASALLE BANK NATIONAL
                                                  ASSOCIATION
CLOSING DATE: AUGUST 11, 2005
                                                  FISCAL AGENT: ABN AMRO BANK N.V.
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                  NO. R-III-1
MASTER SERVICERS:  WELLS FARGO BANK,
NATIONAL ASSOCIATION AND PRUDENTIAL
ASSET RESOURCES, INC.


                             CLASS R-III CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT Morgan Stanley & Co. Incorporated is the registered owner of the interest evidenced by this Certificate in the Class R-III Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the "Pooling and Servicing Agreement"), among Morgan
Stanley Capital I Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing the Percentage
Interest in the Class R-III Certificates specified on the face hereof. The
Certificates are designated as the Morgan Stanley Capital I Inc. Commercial
Mortgage Pass-Through Certificates, Series 2005-HQ6 and are issued in the
Classes as specifically set forth in

the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  The Holder of this Certificate shall be entitled to receive only certain amounts set forth in the Pooling and Servicing Agreement, including a distribution upon termination of the Pooling and Servicing Agreement and the related REMIC created thereby of the amounts which remain on deposit in the
Distribution Account after payment to the holders of all other Certificates of all amounts set forth in the Pooling and Servicing Agreement. Distributions on
this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing
Agreement, on the 13th day of each month or, if such 13th day is not a Business
Day, the next succeeding Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this
Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record
Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans shall be allocated on the applicable Distribution Date to
Certificateholders in the manner set forth in the Pooling and Servicing
Agreement. All Realized Losses, Expense Losses and interest shortfalls on the
Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to
Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such

Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such
Certificateholder. Notwithstanding the above, the final distribution on any
Certificate will be made only upon presentation and surrender of such
Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the
Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  The Residual Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 10%
in excess thereof.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS R-III CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to ______________________________________. Statements should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                  EXHIBIT A-30

                         [FORM OF CLASS X-1 CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE
POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE
BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE
ENTITLED TO RECEIVE PAYMENT HEREON.]

THIS CLASS X-1 CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE PLACEMENT AGENT, THE TRUSTEE, THE FISCAL
AGENT, THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE
SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED
OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES
LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE
WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION
WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE INITIAL NOTIONAL AMOUNT HEREOF IS AS SET FORTH HEREIN, REDUCED OR INCREASED
AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THE PORTION OF THE NOTIONAL AMOUNT OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL PAYMENTS, REALIZED
LOSSES AND CERTAIN EXPENSE LOSSES ON THE MORTGAGE LOANS ALLOCABLE TO THE
NOTIONAL AMOUNT OF THIS CLASS X-1 CERTIFICATE. ACCORDINGLY, THE NOTIONAL AMOUNT
OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS
CERTIFICATE MAY ASCERTAIN ITS CURRENT NOTIONAL AMOUNT BY INQUIRY OF THE PAYING
AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 0.054%                  MASTER SERVICERS: WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION AND PRUDENTIAL
INITIAL NOTIONAL AMOUNT OF THIS CLASS X-1          ASSET RESOURCES, INC.
CERTIFICATE: $2,754,054,199
                                                   SPECIAL SERVICER: CWCAPITAL ASSET
DATE OF POOLING AND SERVICING AGREEMENT:           MANAGEMENT LLC
AS OF AUGUST 1, 2005
                                                   PAYING AGENT: WELLS FARGO BANK,
CUT-OFF DATE: AUGUST 1, 2005                       NATIONAL ASSOCIATION

CLOSING DATE: AUGUST 11, 2005                      TRUSTEE: LASALLE BANK NATIONAL
                                                   ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                   FISCAL AGENT: ABN AMRO BANK N.V.
AGGREGATE NOTIONAL AMOUNT OF THE CLASS
X-1 CERTIFICATES AS OF THE CLOSING DATE:           CUSIP NO.: 61745M 6R 9
$2,754,054,199 (SUBJECT TO SCHEDULE OF
EXCHANGES ATTACHED)

No. X-1-1


                              CLASS X-1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class X-1 Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor," which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Notional Amount of this Certificate specified on the face hereof by the initial aggregate Notional
Amount of the Class X-1 Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-HQ6 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of
each month or, if such 13th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate specified above on the Notional Amount of this Certificate immediately prior to each Distribution Date. Interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses
and interest shortfalls on the Mortgage Loans allocated to any Class of
Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  [Until this Regulation S Temporary Global Certificate is
exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and
Servicing Agreement.]

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.
[This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii)
upon presentation of a Regulation S Certificate (as defined in the Pooling
Agreement) required by Article III of the Pooling and Servicing Agreement. Upon
exchange of this Regulation S Temporary Global Certificate for one or more
Global Certificates, the Trustee shall cancel this Regulation S Temporary Global
Certificate.]

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar

duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Class X-1 Certificates will be issued in denominations of $100,000 initial
Notional Amount and in any whole dollar denomination in excess thereof.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c) of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS X-1 CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to _______________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

                  SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

                                  EXHIBIT A-31

                         [FORM OF CLASS X-2 CERTIFICATE]

THIS CLASS X-2 CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST
IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE FISCAL AGENT,
THE CERTIFICATE REGISTRAR, THE PAYING AGENT, THE MASTER SERVICERS, THE SPECIAL
SERVICER, OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR
GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE
FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS
OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST
BE AN ACCREDITED INVESTOR.

THE INITIAL NOTIONAL AMOUNT HEREOF IS AS SET FORTH HEREIN, REDUCED OR INCREASED
AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.

THE PORTION OF THE NOTIONAL AMOUNT OF THE CERTIFICATES EVIDENCED BY THIS
CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL PAYMENTS, REALIZED
LOSSES AND CERTAIN EXPENSE LOSSES ON THE MORTGAGE LOANS ALLOCABLE TO THE
NOTIONAL AMOUNT OF THIS CLASS X-2 CERTIFICATE. ACCORDINGLY, THE NOTIONAL AMOUNT
OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS
CERTIFICATE MAY ASCERTAIN ITS CURRENT NOTIONAL AMOUNT BY INQUIRY OF THE PAYING
AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE
REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-HQ6


INITIAL PASS-THROUGH RATE: 0.557%                     MASTER SERVICERS: WELLS FARGO BANK,
                                                      NATIONAL ASSOCIATION AND PRUDENTIAL
INITIAL NOTIONAL AMOUNT OF THIS CLASS X-2             ASSET RESOURCES, INC.
CERTIFICATE: $2,672,241,000
                                                      SPECIAL SERVICER: CWCAPITAL ASSET
DATE OF POOLING AND SERVICING AGREEMENT:              MANAGEMENT LLC
AS OF AUGUST 1, 2005
                                                      PAYING AGENT: WELLS FARGO BANK,
CUT-OFF DATE: AUGUST 1, 2005                          NATIONAL ASSOCIATION

CLOSING DATE: AUGUST 11, 2005                         TRUSTEE: LASALLE BANK NATIONAL
                                                      ASSOCIATION
FIRST DISTRIBUTION DATE: SEPTEMBER 13, 2005
                                                      FISCAL AGENT: ABN AMRO BANK N.V.
AGGREGATE NOTIONAL AMOUNT OF THE CLASS
X-2 CERTIFICATES AS OF THE CLOSING DATE:              CUSIP NO.: 61745M 6J 7
$2,672,241,000 (SUBJECT TO SCHEDULE OF
EXCHANGES ATTACHED)

No. X-2-1


                              CLASS X-2 CERTIFICATE

evidencing a beneficial ownership interest in a Trust, consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans") and certain other property, formed and sold by

                          MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the interest evidenced by this Certificate in the Class X-2 Certificates issued by the Trust created pursuant to the Pooling and Servicing Agreement, dated as specified above (the
"Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc.
(hereinafter called the "Depositor," which term includes any successor entity under the Pooling and Servicing Agreement), the Trustee, the Fiscal Agent, the
Paying Agent, the Certificate Registrar, the Master Servicers and the Special
Servicer, a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account and Distribution
Account, the Insurance Policies and any REO Properties. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

                  This Certificate is one of a duly authorized issue of
Certificates designated as Certificates of the series specified on the face hereof (herein called the "Certificates") and representing an interest in the
Class of Certificates specified on the face hereof equal to the quotient expressed as a percentage obtained by dividing the Notional Amount of this Certificate specified on the face hereof by the initial aggregate Notional
Amount of the Class X-2 Certificates. The Certificates are designated as the
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates,
Series 2005-HQ6 and are issued in the Classes specified in the Pooling and
Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

                  This Certificate does not purport to summarize the Pooling and
Servicing Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee and the
Paying Agent. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which
Pooling and Servicing Agreement, as amended from time to time, the
Certificateholder by virtue of the acceptance hereof assents and by which the
Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

                  Distributions of interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 13th day of
each month or, if such 13th day is not a Business Day, the next succeeding
Business Day (a "Distribution Date") commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the
United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the
Interest Accrual Period relating to such Distribution Date at the Pass-Through
Rate specified above on the Notional Amount of this Certificate immediately prior to each Distribution Date. Interest allocated to this Certificate on any
Distribution Date will be in an amount due to this Certificate's pro rata share of the amount to be distributed on the Certificates of this Class as of such
Distribution Date, with a final distribution to be made upon retirement of this
Certificate as set forth in the Pooling and Servicing Agreement.

                  Unless the certificate of authentication hereon has been
executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

                  Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Certificateholders in the manner set forth in the Pooling and Servicing Agreement. All Realized Losses
and interest shortfalls on the Mortgage Loans allocated to any Class of
Certificates will be allocated pro rata among the outstanding Certificates of such Class.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account shall be made from time to time for purposes other than distributions to
Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

                  All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company ("DTC") will be made by or on behalf of the Paying Agent by wire transfer in immediately available funds to an account specified in the request of such Certificateholder. All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the
Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Paying Agent with wiring instructions on or prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

                  The Pooling and Servicing Agreement permits, with certain
exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing
Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the Aggregate Certificate Balance of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate
Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate
Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same
Class in authorized denominations will be issued to the designated transferee or transferees.

                  Subject to the terms of the Pooling and Servicing Agreement, the Class X-2 Certificates will be issued in denominations of $100,000 initial
Notional Amount and in any whole dollar denomination in excess thereof.

                  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the
Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of
Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

                  The Depositor, the Trustee, the Fiscal Agent, the Paying
Agent, the Master Servicers, the Special Servicer and the Certificate Registrar
and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Trustee, the Fiscal Agent, the Paying Agent, the Master Servicers, the Special
Servicer, the Certificate Registrar nor any such agents shall be affected by notice to the contrary.

                  The obligations and responsibilities of the Trustee and the
Paying Agent created hereby (other than the obligation of the Paying Agent to make payments to the Certificateholders as set forth in Section 10.2 of the
Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and (B) the disposition of all REO Property or (ii) the sale of the property held by the Trust in accordance with Section 10.1(b) or
10.1(c)of the Pooling and Servicing Agreement or (iii) the termination of the
Trust pursuant to Section 10.1(d) of the Pooling and Servicing Agreement;
provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
Kennedy, the late Ambassador of the United States to the Court of St. James,
living on the date hereof. The parties designated in the Pooling and Servicing
Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing
Agreement. Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Residual Certificates.

                  The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

                  THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

                  IN WITNESS WHEREOF, the Certificate Registrar has caused this
Certificate to be duly executed under this official seal.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, as Certificate Registrar

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

Dated: August 11, 2005

                          CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS X-2 CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     AUTHENTICATING AGENT

                                     By: _______________________________________
                                              AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenant in common         UNIF GIFT MIN ACT.............Custodian
TEN ENT -   as tenants by the                               (Cust)
            entireties                            Under Uniform Gifts to Minors
JT TEN  -   as joint tenants with
            rights of survivorship
            and not as tenants in                    Act.......................
            common                                            (State)

    Additional abbreviations may also be used though not in the above list.
                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------- ----------------------------------------
                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
--------------------------------------- IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
---------------------------------------
                                        ----------------------------------------

--------------------------------------------------------------------------------
             Please print or typewrite name and address of assignee
--------------------------------------------------------------------------------
the within Certificate and does hereby or irrevocably constitute and appoint
--------------------------------------------------------------------------------
to transfer the said Certificate in the Certificate Register of the within-named
Trust, with full power of substitution in the premises.

Dated:_________________________       __________________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this Certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.

-------------------------------
SIGNATURE GUARANTEED
The signature must be guaranteed by a
commercial bank or trust company or by a
member firm of the New York Stock Exchange
or another national securities exchange.
Notarized or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of
distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of
_________________________________________________ account number ______________
or, if mailed by check, to _______________________________________. Statements
should be mailed to ____________________. This information is provided by assignee named above, or _______________________, as its agent.

                                   EXHIBIT B-1

                    FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                 August __, 2005

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036

Morgan Stanley Mortgage Capital Inc.
1585 Broadway
New York, New York 10036

Wells Fargo Bank, National Association
555 Montgomery Street, 17th Floor
San Francisco, California 94111

CWCapital Asset Management LLC
One Charles River Place
63 Kendrick Street
Needham, MA 02494

SunTrust Bank
303 Peachtree Street
Atlanta, GA 30308

Prudential Mortgage Capital Funding, LLC
[Address]

Prudential Asset Resources, Inc.
2200 Ross Avenue, Suite 4900E
Dallas, TX 75201

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust (CMBS), Morgan Stanley 2005-HQ6
Facsimile Number: (410) 715-2380

[Operating Advisor]

     Re:  Pooling and Servicing Agreement ("Pooling and Servicing Agreement")
          relating to Morgan Stanley Capital I Inc., Commercial Mortgage
          Pass-Through Certificates, Series 2005-HQ6

Ladies and Gentlemen:

          In accordance with the provisions of Section 2.2 of the Pooling and
Servicing Agreement, the undersigned hereby certifies that, with respect to each
Mortgage Loan listed in the Mortgage Loan Schedule and subject to the exceptions noted in the schedule of exceptions attached hereto, that: (a) all documents specified in clause (i) of the definition of "Mortgage File" are in its possession, (b) such documents have been reviewed by it and have not been materially mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan and (c) each Mortgage Note has been endorsed as provided in clause (i) of the definition of "Mortgage File" of the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any such documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

          The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the
Mortgage Loans, the REMIC I Regular Interests, the REMIC II Regular Interests
and the REMIC III Regular Interests.

          Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and
Servicing Agreement. This Certificate is subject in all respects to the terms of said Pooling and Servicing Agreement.

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Trustee

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                             SCHEDULE OF EXCEPTIONS

                                   EXHIBIT B-2

                     FORM OF FINAL CERTIFICATION OF TRUSTEE

                                __________, 2005

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036

Morgan Stanley Mortgage Capital Inc.
1585 Broadway
New York, New York 10036

Wells Fargo Bank, National Association
555 Montgomery Street, 17th Floor
San Francisco, California 94111

CWCapital Asset Management LLC
One Charles River Place
63 Kendrick Street
Needham, MA 02494

SunTrust Bank
303 Peachtree Street
Atlanta, GA 30308

Prudential Mortgage Capital Funding, LLC
[Address]

Prudential Asset Resources, Inc.
2200 Ross Avenue, Suite 4900E
Dallas, TX 75201

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust (CMBS), Morgan Stanley 2005-HQ6
Facsimile Number: (410) 715-2380

[Operating Advisor]

     Re:  Pooling and Servicing Agreement ("Pooling and Servicing Agreement")
          relating to Morgan Stanley Capital I Inc., Commercial Mortgage
          Pass-Through Certificates, Series 2005-HQ6

Ladies and Gentlemen:

          In accordance with the provisions of Section 2.2 of the Pooling and
Servicing Agreement, the undersigned hereby certifies that, with respect to each
Mortgage Loan listed in the Mortgage Loan Schedule and subject to the exceptions noted in the schedule of exceptions attached hereto, that: (a) all documents required to be included in the Mortgage File pursuant to clauses (i), (ii),
(iv), (v), (vi), (viii), (x) and (xii) of the definition of "Mortgage File," and any documents required to be included in the Mortgage File pursuant to all other clauses of the definition of "Mortgage File," to the extent known by a
Responsible Officer of the Trustee to be required pursuant to the Pooling and
Servicing Agreement, are in its possession, (b) such documents have been reviewed by it and have not been materially mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan,
(c) based on its examination and only as to the Mortgage Note and the Mortgage, the street address of the Mortgaged Property and the name of the Mortgagor set forth in the Mortgage Loan Schedule accurately reflects the information contained in the documents in the Mortgage File, and (d) each Mortgage Note has been endorsed. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Trustee Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

          The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the
Mortgage Loans, the REMIC I Regular Interests, the REMIC II Regular Interests
and the REMIC III Regular Interests.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. This
Certificate is qualified in all respects by the terms of said Pooling and
Servicing Agreement including but not limited to Section 2.2.

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Trustee

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                             SCHEDULE OF EXCEPTIONS

                                    EXHIBIT C

                           FORM OF REQUEST FOR RELEASE

To:  LaSalle Bank National Association, as Trustee
     135 South LaSalle Street, Suite 1625
     Chicago, Illinois 60603

     Attn: Asset-Backed Securities Trust Services Group
           Morgan Stanley Capital I Inc.
           Commercial Mortgage Pass-Through Certificates,
           Series 2005-HQ6

     Re:   Morgan Stanley Capital I Inc. Commercial
           Mortgage Pass-Through Certificates, Series 2005-HQ6

                                 DATE:__________

          In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of August 1,
2005 by and among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank,
N.A. and Prudential Asset Resources, Inc., as Master Servicers, CWCapital Asset
Management LLC, as Special Servicer, Wells Fargo Bank, National Association, as
Certificate Registrar and Paying Agent, LaSalle Bank National Association, as
Trustee and ABN AMRO Bank N.V., as Fiscal Agent (the "Pooling and Servicing
Agreement"), the undersigned hereby requests a release of the Trustee Mortgage
File held by you as Trustee with respect to the following described Mortgage
Loan for the reason indicated below.

          Mortgagor's Name:

          Address:

          Loan No.:

          Reason for requesting file:

_____     1.   Mortgage Loan paid in full.
               (The [Master] [Special] Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be, following the [Master] [Special] Servicer's release of the Trustee Mortgage File, credited to the Certificate Account or the Distribution Account pursuant to the Pooling and Servicing
               Agreement.)

_____     2.   Mortgage Loan repurchased.
               (The [Master] [Special] Servicer hereby certifies that the
               Purchase Price has been credited to the Distribution Account pursuant to the Pooling and Servicing Agreement.)

_____     3.   Mortgage Loan Defeased.

          4.   Mortgage Loan substituted.
               (The [Master] [Special] Servicer hereby certifies that a
               Qualifying Substitute Mortgage Loan has been assigned and
               delivered to you along with the related Trustee Mortgage File pursuant to the Pooling and Servicing Agreement.)

_____     5.   The Mortgage Loan is being foreclosed.

_____     6.   Other. (Describe)

          The undersigned acknowledges that the above Trustee Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and
Servicing Agreement and will be returned to you, except if the Mortgage Loan has been paid in full, repurchased or substituted for by a Qualifying Substitute
Mortgage Loan (in which case the Trustee Mortgage File will be retained by us permanently), when no longer required by us for such purpose).

          Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                        [Name of [Master] [Special] Servicer]

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                   EXHIBIT D-1

                       FORM OF TRANSFEROR CERTIFICATE FOR
             TRANSFERS OF DEFINITIVE PRIVATELY OFFERED CERTIFICATES

                                     [Date]

Wells Fargo Bank, National Association,
   as Certificate Registrar
Wells Fargo Center
Sixth Street and Marquette Avenue
MAC #N9303-121
Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services (CMBS)

     Re:  Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
          Certificates, Series 2005-HQ6 (the "Certificates")

Dear Sirs:

          This letter is delivered to you in connection with the transfer by
_________________ (the "Transferor") to _________________ (the "Transferee") of
a Certificate (the "Transferred Certificate") having an initial Certificate
Balance or Notional Amount as of August ___, 2005 (the "Settlement Date") of
$__________. The Certificates were issued pursuant to the Pooling and Servicing
Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2005, among Morgan Stanley Capital I Inc., as depositor (the "Depositor"), Wells Fargo
Bank, N.A. and Prudential Asset Resources, Inc., as master servicers, CWCapital
Asset Management LLC, as special servicer, LaSalle Bank National Association, as
Trustee, ABN AMRO Bank N.V., as Fiscal Agent and Wells Fargo Bank, National
Association, as Certificate Registrar and Paying Agent (in such capacity, the
"Paying Agent"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. The Transferor is the lawful owner of the Transferred Certificate with the full right to transfer such Certificate free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has (a)
     offered, transferred, pledged, sold or otherwise disposed of any
     Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any
     Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any

     general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Certificate under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any
     Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any
     Certificate pursuant to the Securities Act or any state securities laws.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferor)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                  EXHIBIT D-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                           FOR TRANSFERS OF DEFINITIVE
                         PRIVATELY OFFERED CERTIFICATES

                                     [DATE]

Wells Fargo Bank, National Association,
   as Certificate Registrar
Wells Fargo Center
Sixth Street and Marquette Avenue
MAC #N9303-121
Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services (CMBS)

     Re:  Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
          Certificates, Series 2005-HQ6 (the "Certificates")

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by
_________________ (the "Transferor") to _________________ (the "Transferee") of
Class ______ Certificates having an initial Certificate Balance or Notional
Amount as of August ___, 2005 (the "Settlement Date") of $__________ (the
"Transferred Certificates"). The Certificates, including the Transferred
Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2005 (the "Pooling and Servicing Agreement"), among Morgan
Stanley Capital I Inc., as depositor (the "Depositor"), Wells Fargo Bank, N.A.
and Prudential Asset Resources, Inc., as master servicers, CWCapital Asset
Management LLC, as special servicer, LaSalle Bank National Association, as
Trustee, ABN AMRO Bank N.V., as Fiscal Agent and Wells Fargo Bank, National
Association, as Certificate Registrar and Paying Agent (in such capacity, the
"Paying Agent"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing
Agreement. The Transferee hereby certifies, represents and warrants to you, as
Certificate Registrar, that:

          1. The Transferee is a "qualified institutional buyer" (a "Qualified
     Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A")
     under the Securities Act of 1933, as amended (the "Securities Act") and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the
     Transferred Certificates is being made in reliance on Rule 144A. The
     Transferee is acquiring the Transferred Certificates for its own account or for the account of a Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only
     (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified
     Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

          2. The Transferee has been furnished with all information regarding
     (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
     (d) the Pooling and Servicing Agreement, (e) any credit enhancement mechanism associated with the Transferred Certificates and (f) all related matters that it has requested.

          3. Check one of the following:

          ___ The Transferee is a "U.S. Person" and has attached hereto an
     Internal Revenue Service ("IRS") Form W-9 (or successor form).

          ___ The Transferee is not a "U.S. Person" and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the
     Certificate Registrar (or its agent) with respect to distributions to be made on the Transferred Certificates. The Transferee has attached hereto either (i) a duly executed IRS Form W-8BEN (or successor form), which identifies the Transferee as the beneficial owner of the Transferred
     Certificates and states that the Transferee is not a U.S. Person, (ii) Form
     W-8IMY (with appropriate attachments) or (iii) two duly executed copies of
     IRS Form W-8ECI (or successor form), which identify the Transferee as the beneficial owner of the Transferred Certificates and states that interest and original issue discount on the Transferred Certificates is, or is expected to be, effectively connected with a U.S. trade or business. The
     Transferee agrees to provide to the Certificate Registrar (or its agent)
     updated IRS Form W-8BEN, IRS Form W-8IMY or IRS Form W-8ECI, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Registrar (or its agent) may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the
     Certificate Registrar (or its agent).

          For this purpose, "U.S. Person" means a citizen or resident of the
     United States for U.S. federal income tax purposes, a corporation or partnership (except to the extent provided in applicable Treasury
     Regulations) created or organized in or under the laws of the United
     States, any State thereof or the District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20,
     1996 which are eligible to elect to be treated as U.S. Persons).

          The Depositor, the Trustee and the Paying Agent are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any

     interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                             ANNEX 1 TO EXHIBIT D-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [for Transferees other than Registered Investment Companies]

          The undersigned hereby certifies as follows to [name of Transferor]
(the "Transferor") and [name of Certificate Registrar], as Certificate
Registrar, with respect to the commercial mortgage pass-through certificate being transferred (the "Transferred Certificates") as described in the
Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the "Transferee").

          2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A")
because (i) the Transferee owned and/or invested on a discretionary basis
$______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year
(such amount being calculated in accordance with Rule 144A) and (ii) the
Transferee satisfies the criteria in the category marked below.

          ___  Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution),
               Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal
               Revenue Code of 1986, as amended.

          ___  Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is
               substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than
               18 months preceding such date of sale for a foreign bank or equivalent institution.

----------
(1)  Transferee must own and/or invest on a discretionary basis at least
     $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least
     $10,000,000 in securities.

          ___  Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan
               association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

          ___  Broker-dealer. The Transferee is a dealer registered pursuant to
               Section 15 of the Securities Exchange Act of 1934, as amended.

          ___  Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S.
               territory or the District of Columbia.

          ___  State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

          ___  ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act
               of 1974, as amended.

          ___  Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

          ___  Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under
               subsection (a)(1) of Rule 144A pursuant to which it qualifies.
               Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

          _________________________________________________________

          _________________________________________________________

          _________________________________________________________

          3. The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction.
However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred
Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

     ___   ___   Will the Transferee be purchasing the Transferred Certificate
     Yes   No    only for the Transferee's own account

          6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Transferee's purchase of the Transferred
Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                        ----------------------------------------
                                        Print Name of Transferee

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                             ANNEX 2 TO EXHIBIT D-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [FOR TRANSFEREES THAT ARE REGISTERED INVESTMENT COMPANIES]

          The undersigned hereby certifies as follows to [name of Transferor]
(the "Transferor") and [name of Certificate Registrar], as Certificate
Registrar, with respect to the mortgage pass-through certificate being transferred (the "Transferred Certificates") as described in the Transferee
Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the
Transferee is a "qualified institutional buyer" as that term is defined in Rule
144A under the Securities Act of 1933, as amended ("Rule 144A") because the
Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

          2. The Transferee is a "qualified institutional buyer" as defined in
Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the
Transferee alone owned and/or invested on a discretionary basis, or the
Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of
Investment Companies, the cost of such securities was used, unless the
Transferee or any member of the Transferee's Family of Investment Companies, as
the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

_____   The Transferee owned and/or invested on a discretionary basis
        $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

_____   The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
        144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Transferee or are part of the
Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the
Transferee, or owned by the Transferee's Family of Investment Companies, the
securities referred to in this paragraph were excluded.

          5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the
Transferee will be in reliance on Rule 144A.

          _____   _____   Will the Transferee be purchasing the Transferred
           Yes      No    Certificates only for the Transferee's own account

          6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ----------------------------------------
                                        Print Name of Transferee or Adviser

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        IF AN ADVISER:

                                        ----------------------------------------
                                        Print Name of Transferee

                                        Date:
                                              ----------------------------------

                                  EXHIBIT D-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                           FOR TRANSFERS OF DEFINITIVE
                         PRIVATELY OFFERED CERTIFICATES

                                     [Date]

Wells Fargo Bank, National Association,
   as Certificate Registrar
Wells Fargo Center
Sixth Street and Marquette Avenue
MAC #N9303-121
Minneapolis, Minnesota 55479-0113

Attention: Corporate Trust Services (CMBS)

       Re: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
           Certificates, Series 2005-HQ6 (the "Certificates")

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by
_______________________ (the "Transferor") to _______________________________
(the "Transferee") of Class ___ Certificates having an initial Certificate
Balance or Notional Amount as of August ___, 2005 (the "Settlement Date") of
$__________ (the "Transferred Certificates"). The Certificates, including the
Transferred Certificates, were issued pursuant to the Pooling and Servicing
Agreement, (the "Pooling and Servicing Agreement") dated as of August 1, 2005, among Morgan Stanley Capital I Inc., as depositor (the "Depositor"), Wells Fargo
Bank, N.A. and Prudential Asset Resources, Inc., as master servicers, CWCapital
Asset Management LLC, as special servicer, LaSalle Bank National Association, as
Trustee, ABN AMRO Bank N.V., as Fiscal Agent and Wells Fargo Bank, National
Association, as Certificate Registrar and Paying Agent (in such capacity, the
"Paying Agent"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing
Agreement. The Transferee hereby certifies, represents and warrants to you, as
Certificate Registrar, that:

          1. The Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities
Act"), or any applicable state securities laws.

          2. The Transferee understands that (a) the Class of Certificates to which the Transferred Certificates belong has not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Depositor, the Trustee or the
Certificate Registrar is obligated so to register or qualify the Class of
Certificates to which the Transferred Certificates belong, and (c) no
Transferred Certificate may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or

qualified pursuant any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Certificate Registrar has received either: (A) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit D-1 to the Pooling and Servicing
Agreement and a certificate from such Certificateholder's prospective transferee substantially in the form attached either as Exhibit D-2A or as Exhibit D-2B to the Pooling and Servicing Agreement; or (C) an opinion of counsel satisfactory to the Certificate Registrar with respect to the availability of such exemption from registration under the Securities Act, together with copies of the written certification(s) from the transferor and/or transferee setting forth the facts surrounding the transfer upon which such opinion is based.

          3. The Transferee understands that it may not sell or otherwise transfer any Transferred Certificate except in compliance with the provisions of
Section 3.3 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed.

          4. Transferee understands that each Transferred Certificate will bear the following legends:

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED
          UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR
          THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER
          DISPOSITION OF THIS CERTIFICATE OR ANY INTEREST HEREIN WITHOUT SUCH
          REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH
          DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN
          ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF THE POOLING AND
          SERVICING AGREEMENT REFERRED TO HEREIN.

          5. With respect to any Transferred Certificate that is a Privately
Offered Certificate (other than Class X-1, Class G, Class H or Class J
Certificates), the Transferee understands that each Transferred Certificate will bear the following legend:

          NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE
          BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE
          RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
          SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE
          "CODE"), OR APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
          MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR
          TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS
          CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR
          WITH

          ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR
          ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE
          PROVISIONS OF SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT
          REFERRED TO HEREIN.

          6. Neither the Transferee nor anyone acting on its behalf has (a)
offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e)
taken any other action with respect to any Certificate, any interest in any
Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the Securities Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the
Securities Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate, any interest in any Certificate or any other similar security.

          7. The Transferee has been furnished with all information regarding
(a) the Depositor, (b) the Transferred Certificates and distributions thereon,
(c) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (d) the nature, performance and servicing of the Mortgage Loans, (e)
any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

          8. The Transferee is an "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or an entity in which all of the equity owners come within such paragraphs. The
Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the
Transferred Certificate; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such investment and can afford a complete loss of such investment.

          9. Check one of the following:

          ___ The Transferee is a "U.S. Person" and has attached hereto an
Internal Revenue Service ("IRS") Form W-9 (or successor form).

          ___ The Transferee is not a "U.S. Person" and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the
Certificate Registrar (or its agent) with respect to distributions to be made on the Transferred Certificates. The Transferee has attached hereto either (i) a duly executed IRS Form W-8BEN (or successor form), which

identifies the Transferee as the beneficial owner of the Transferred
Certificates and states that the Transferee is not a U.S. Person, (ii) Form
W-8IMY (with appropriate attachments) or (iii) two duly executed copies of IRS
Form W-8ECI (or successor form), which identify the Transferee as the beneficial owner of the Transferred Certificates and states that interest and original issue discount on the Transferred Certificates is, or is expected to be, effectively connected with a U.S. trade or business. The Transferee agrees to provide to the Certificate Registrar (or its agent) updated IRS Form W-8BEN, IRS
Form W-8IMY or IRS Form W-8ECI, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Registrar (or its agent)
may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the Certificate Registrar (or its agent).

          For this purpose, "U.S. Person" means a citizen or resident of the
United States for U.S. federal income tax purposes, a corporation or partnership
(except to the extent provided in applicable Treasury Regulations) created or organized in or under the laws of the United States, any State thereof or the
District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

          The Depositor, the Trustee and the Paying Agent are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                  EXHIBIT D-3A

                        FORM I OF TRANSFEREE CERTIFICATE
                          FOR TRANSFERS OF INTERESTS IN
                    BOOK-ENTRY PRIVATELY OFFERED CERTIFICATES

                                     [Date]

[TRANSFEROR]

       Re: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
           Certificates, Series 2005- HQ6 (the "Certificates")

Dear Sirs:

          This letter is delivered to you in connection with the transfer by
_____________________ (the "Transferor") to ______________________ (the
"Transferee") of a Certificate (the "Transferred Certificate") having an initial
Certificate Balance or Notional Amount as of August ___, 2005 (the "Settlement
Date") of $__________. The Certificates were issued pursuant to the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August
1, 2005, among Morgan Stanley Capital I Inc., as depositor (the "Depositor"),
Wells Fargo Bank, N.A. and Prudential Asset Resources, Inc., as master servicers, CWCapital Asset Management LLC, as special servicer, LaSalle Bank
National Association, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and Wells
Fargo Bank, National Association, as Certificate Registrar and Paying Agent (in
such capacity, the "Paying Agent"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing
Agreement. The Transferee hereby certifies, represents and warrants to you, and for the benefit of the Depositor, the Trustee and the Paying Agent that:

          1. The Transferee is acquiring the Transferred Certificate for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities
Act"), or any applicable state securities laws.

          2. The Transferee understands that (a) the Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Depositor, the
Trustee or the Certificate Registrar is obligated so to register or qualify the
Certificates and (c) no interest in the Certificates may be sold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Certificate Owner desiring to effect such transfer has received either (A) a certification from such Certificate Owner's prospective transferee (substantially in the form attached to the Pooling and Servicing
Agreement) setting forth the facts surrounding the transfer or (B) an opinion of counsel satisfactory to the Certificate Registrar with respect to the availability of such exemption, together with copies of the certification(s)
from the transferor and/or transferee setting forth the facts surrounding the transfer upon which such opinion is based.

          3. The Transferee understands that it may not sell or otherwise transfer any portion of its interest in the Transferred Certificate except in compliance with the provisions of Section 3.3 of the Pooling and Servicing
Agreement, which provisions it has carefully reviewed.

          4. Transferee understands that each Transferred Certificate will bear the following legend:

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE
SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS
CERTIFICATE OR ANY INTEREST THEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION
JULY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR
QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF
THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          5. With respect to any Transferred Certificate that is a Privately
Offered Certificate (other than Class X-1, Class G, Class H and Class J
Certificates), the Transferee understands that each Transferred Certificate will bear the following legend:

          NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE
BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975
THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE
FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING
PROVISIONS OF ERISA OR THE CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY
PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF,
OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF
SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          6. Neither the Transferee nor anyone acting on its behalf has (a)
offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e)
taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of any
Certificate under the Securities Act, would render the disposition of any
Certificate a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of any Certificate pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize

any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate, any interest in any Certificate or any other similar security.

          7. The Transferee has been furnished with all information regarding
(a) the Depositor, (b) the Transferred Certificates and distributions thereon,
(c) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (d) the nature, performance and servicing of the Mortgage Loans, (e)
any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

          8. The Transferee is an institutional "accredited investor" as defined in Rule 501(a) (1), (2), (3) or (7) under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates; the
Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

          9. Check one of the following:

          ___ The Transferee is a "U.S. Person" and has attached hereto an
Internal Revenue Service ("IRS") Form W-9 (or successor form).

          ___ The Transferee is not a "U.S. Person" and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the
Certificate Registrar (or its agent) with respect to distributions to be made on the Transferred Certificates. The Transferee has attached hereto either (i) a duly executed IRS Form W-8BEN (or successor form), which identifies the
Transferee as the beneficial owner of the Transferred Certificates and states that the Transferee is not a U.S. Person, (ii) Form W-8IMY (with appropriate attachments) or (iii) two duly executed copies of IRS Form W-8ECI (or successor form), which identify the Transferee as the beneficial owner of the Transferred
Certificates and states that interest and original issue discount on the
Transferred Certificates is, or is expected to be, effectively connected with a
U.S. trade or business. The Transferee agrees to provide to the Certificate
Registrar (or its agent) updated IRS Form W-8BEN, IRS Form W-8IMY or IRS Form
W-8ECI, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Registrar (or its agent) may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the
Certificate Registrar (or its agent).

          For this purpose, "U.S. Person" means a citizen or resident of the
United States for U.S. federal income tax purposes, a corporation or partnership
(except to the extent provided in applicable Treasury Regulations) created or organized in or under the laws of the United States, any State thereof or the
District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust (or,

to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S.
Persons).

          The Depositor, the Trustee and the Paying Agent are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                  EXHIBIT D-3B

                        FORM II OF TRANSFEREE CERTIFICATE
                          FOR TRANSFERS OF INTERESTS IN
                    BOOK-ENTRY PRIVATELY OFFERED CERTIFICATES

                                     [Date]

[TRANSFEROR]

     Re:   Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
           Certificates, Series 2005- HQ6 (the "Certificates")

Dear Sirs:

          This letter is delivered to you in connection with the transfer by
_____________________ (the "Transferor") to ______________________ (the
"Transferee") of a Certificate (the "Transferred Certificate") having an initial
Certificate Balance or Notional Amount as of August ___, 2005 (the "Settlement
Date") of $__________. The Certificates were issued pursuant to the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August
1, 2005, among Morgan Stanley Capital I Inc., as depositor (the "Depositor"),
Wells Fargo Bank, N.A. and Prudential Asset Resources, Inc., as master servicers, CWCapital Asset Management LLC, as special servicer, LaSalle Bank
National Association, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and Wells
Fargo Bank, National Association, as Certificate Registrar and Paying Agent (in
such capacity, the "Paying Agent"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing
Agreement. The Transferee hereby certifies, represents and warrants to you, and for the benefit of the Depositor, the Trustee and the Paying Agent, that:

          1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended
(the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificate for its own account or for the account of a qualified institutional buyer, and understands that such Certificate or any interest therein may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule
144A, or (ii) pursuant to another exemption from registration under the
Securities Act.

          2. The Transferee understands that (a) the Class of Certificates to which the Transferred Certificate belongs have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Depositor, the Trustee or the
Certificate Registrar is obligated so to register or qualify the Certificates and (c) no interest in the Certificates may be sold or transferred unless it is
(i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or

(ii) sold or transferred in transactions which are exempt from such registration and qualification and the Certificate Owner desiring to effect such transfer has received either (A) a certification from such Certificate Owner's prospective transferee (substantially in the form attached to the Pooling and Servicing
Agreement) setting forth the facts surrounding the transfer or (B) an opinion of counsel with respect to the availability of such exemption, together with copies of the certification(s) from the transferor and/or transferee setting forth the facts surrounding the transfer upon which such opinion is based.

          3. The Transferee understands that it may not sell or otherwise transfer any portion of its interest in the Transferred Certificate except in compliance with the provisions of Section 3.3 of the Pooling and Servicing
Agreement, which provisions it has carefully reviewed.

          4. Transferee understands that each Transferred Certificate will bear the following legend:

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE
SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS
CERTIFICATE OR ANY INTEREST THEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION
JULY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR
QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.3 OF
THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          5. With respect to any Transferred Certificate that is a Privately
Offered Certificate (other than Class X-1, Class G, Class H and Class J
Certificates), the Transferee understands that each Transferred Certificate will bear the following legend:

          NO TRANSFER OF THIS CERTIFICATE TO A RETIREMENT PLAN OR OTHER EMPLOYEE
BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO TITLE I THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR APPLICABLE FEDERAL,
STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING
PROVISIONS OF ERISA OR THE CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY
PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF,
OR WITH ASSETS OF ANY SUCH RETIREMENT PLAN OR OTHER EMPLOYEE BENEFIT PLAN OR
ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF
SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          6. The Transferee has been furnished with all information regarding
(a) the Depositor, (b) the Transferred Certificates and distributions thereon,
(c) the Pooling and Servicing Agreement and the Trust Fund created pursuant thereto, (d) the nature, performance and servicing of the Mortgage Loans, (e)
any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

          7. Check one of the following:

          ___ The Transferee is a "U.S. Person" and has attached hereto an
Internal Revenue Service ("IRS") Form W-9 (or successor form).

          ___ The Transferee is not a "U.S. Person" and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the
Certificate Registrar (or its agent) with respect to distributions to be made on the Transferred Certificates. The Transferee has attached hereto either (i) a duly executed IRS Form W-8BEN (or successor form), which identifies the
Transferee as the beneficial owner of the Transferred Certificates and states that the Transferee is not a U.S. Person, (ii) Form W-8IMY (with appropriate attachments) or (iii) two duly executed copies of IRS Form W-8ECI (or successor form), which identify the Transferee as the beneficial owner of the Transferred
Certificates and states that interest and original issue discount on the
Transferred Certificates is, or is expected to be, effectively connected with a
U.S. trade or business. The Transferee agrees to provide to the Certificate
Registrar (or its agent) updated IRS Form W-8BEN, IRS Form W-8IMY or IRS Form
W-8ECI, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Registrar (or its agent) may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the
Certificate Registrar (or its agent).

          For this purpose, "U.S. Person" means a citizen or resident of the
United States for U.S. federal income tax purposes, a corporation or partnership
(except to the extent provided in applicable Treasury Regulations) created or organized in or under the laws of the United States, any State thereof or the
District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

          The Depositor, the Trustee and the Paying Agent are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                             ANNEX 1 TO EXHIBIT D-3B

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

          The undersigned hereby certifies as follows to [name of Transferor]
(the "Transferor"), and for the benefit of the Depositor, the Trustee and the
Certificate Registrar, with respect to the commercial mortgage pass-through certificate being transferred (the "Transferred Certificate") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the "Transferee").

          2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Transferee owned and/or invested on a discretionary basis
$______________________(2) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year
(such amount being calculated in accordance with Rule 144A) and (ii) the
Transferee satisfies the criteria in the category marked below.

          ___  Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution),
               Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal
               Revenue Code of 1986, as amended.

          ___  Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is
               substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than
               18 months preceding such date of sale for a foreign bank or equivalent institution.

----------
(2)  Transferee must own and/or invest on a discretionary basis at least
     $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least
     $10,000,000 in securities.

          ___  Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan
               association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

          ___  Broker-dealer. The Transferee is a dealer registered pursuant to
               Section 15 of the Securities Exchange Act of 1934, as amended.

          ___  Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S.
               territory or the District of Columbia.

          ___  State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

          ___  ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act
               of 1974, as amended.

          ___  Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

          ___  Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under
               subsection (a)(1) of Rule 144A pursuant to which it qualifies.
               Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

          3. The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction.
However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred
Certificate are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

     ___   ___   Will the Transferee be purchasing the Transferred Certificate
     Yes   No    only for the Transferee's own account

          6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Transferee's purchase of the Transferred
Certificate will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                        ----------------------------------------
                                        Print Name of Transferee

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                             ANNEX 2 TO EXHIBIT D-3B

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

          The undersigned hereby certifies as follows to [name of Transferor]
(the "Transferor"), and for the benefit of the Depositor, the Trustee and the
Certificate Registrar, with respect to the commercial mortgage pass-through certificate being transferred (the "Transferred Certificate") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the "Transferee") or, if the
Transferee is a "qualified institutional buyer" as that term is defined in Rule
144A under the Securities Act of 1933, as amended ("Rule 144A"), because the
Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

          2. The Transferee is a "qualified institutional buyer" as defined in
Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the
Transferee alone owned and/or invested on a discretionary basis, or the
Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of
Investment Companies, the cost of such securities was used, unless the
Transferee or any member of the Transferee's Family of Investment Companies, as
the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

               ___ The Transferee owned and/or invested on a discretionary basis
     $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               ___ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with
     Rule 144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Transferee or are part of the
Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the
Transferee, or owned by the Transferee's Family of Investment Companies, the
securities referred to in this paragraph were excluded.

          5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the
Transferee will be in reliance on Rule 144A.

     ___   ___   Will the Transferee be purchasing the Transferred Certificate
     Yes   No    only for the Transferee's own account

          6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

          7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificate will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ----------------------------------------
                                        Print Name of Transferee or Adviser

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        IF AN ADVISER:

                                        ----------------------------------------
                                        Print Name of Transferee

                                        Date:
                                              ----------------------------------

                                   EXHIBIT E-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
                  FOR TRANSFERS OF REMIC RESIDUAL CERTIFICATES

STATE OF    )
            ) ss:
COUNTY OF   )

          ____________________, being first duly sworn, deposes and says that:

          1. He/She is the ____________________ of ____________________ (the
prospective transferee (the "Transferee") of Morgan Stanley Capital I Inc.,
Commercial Mortgage Pass-Through Certificates, Series 2005- HQ6, Class [R-I]
[R-II] [R-III], evidencing a ____% Percentage Interest in such Class (the
"Residual Certificates")), a ________________ duly organized and validly existing under the laws of ____________________, on behalf of which he/she makes this affidavit. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing
Agreement as amended and restated pursuant to which the Residual Certificates were issued (the "Pooling and Servicing Agreement").

          2. The Transferee (i) is, and as of the date of transfer will be, a
"Permitted Transferee" and will endeavor to remain a "Permitted Transferee" for so long as it holds the Residual Certificates, and (ii) is acquiring the
Residual Certificates for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any Person other than a "disqualified organization" or a possession of the United States. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality, all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers'
cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

          3. The Transferee (i) is, and as of the date of transfer will be, a
"Qualified Institutional Buyer" and will endeavor to remain a "Qualified
Institutional Buyer" for so long as it holds the Residual Certificates, and (ii)
is acquiring the Residual Certificates for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as this affidavit. A "Qualified Institutional Buyer"
is a qualified institutional buyer qualifying pursuant to Rule 144A under the
Securities Act of 1933, as amended.

          4. The Transferee is aware (i) of the tax that would be imposed on transfers of the Residual Certificates to "disqualified organizations" under the
Code that applies to all transfers of the Residual Certificates; (ii) that such tax would be on the transferor or, if such

transfer is through an agent (which Person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the Person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such Person an affidavit that the transferee is a
Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false; and (iv) that the Residual
Certificates may be a "noneconomic residual interest" within the meaning of
Treasury regulation Section 1.860E-1(c) and that the transferor of a
"noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

          5. The Transferee is aware of the tax imposed on a "pass-through entity" holding the Residual Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          6. The Transferee is aware that the Certificate Registrar will not register any transfer of the Residual Certificates by the Transferee unless the
Transferee's transferee, or such transferee's agent, delivers to the Certificate
Registrar, among other things, an affidavit and agreement in substantially the same form as this affidavit and agreement. The Transferee expressly agrees that it will not consummate any such transfer if it knows or believes that any representation contained in such affidavit and agreement is false.

          7. The Transferee consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificate will only be owned, directly or indirectly, by a Permitted Transferee.

          8. The Transferee's taxpayer identification number is _______________.

          9. The Transferee has reviewed the provisions of Section 3.3(e) of the
Pooling and Servicing Agreement, a description of which provisions is set forth in the Residual Certificates (in particular, clause (ii)(F) of Section 3.3(e)
which authorizes the Paying Agent or the Trustee to deliver payments on the
Residual Certificate to a Person other than the Transferee and clause (ii)(G) of
Section 3.3(e) which authorizes the Trustee to negotiate a mandatory sale of the
Residual Certificates, in either case, in the event that the Transferee holds such Residual Certificates in violation of Section 3.3(e)); and the Transferee expressly agrees to be bound by and to comply with such provisions.

          10. No purpose of the Transferee relating to its purchase or any sale of the Residual Certificates is or will be to impede the assessment or collection of any tax.

          11. The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends to pay any taxes associated with holding the Residual Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual
Certificates.

          12. The Transferee will not cause income with respect to the Residual
Certificates to be attributable to a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty, of such proposed
Transferee or any other United States Tax Person.

          13. The Transferee will, in connection with any transfer that it makes of the Residual Certificates, deliver to the Certificate Registrar a representation letter substantially in the form of Exhibit E-2 to the Pooling and Servicing Agreement in which it will represent and warrant, among other things, that it is not transferring the Residual Certificates to impede the assessment or collection of any tax and that it has at the time of such transfer conducted a reasonable investigation of the financial condition of the proposed transferee as contemplated by Treasury regulation Section 1.860E-1(c)(4)(i) and has satisfied the requirements of such provision.

          14. The Transferee is a citizen or resident of the United States, a corporation, a partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          15. [Select a or b, as applicable] [a] The Transferee has computed any consideration paid to it to acquire the Class R Certificate in accordance with
U.S. Treasury Regulations Sections 1.860E-1(c)(7) and 1.860E-1(c)(8) by
computing present values using a discount rate equal to the Federal short-term rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

          [b] The transfer of the Class R Certificate complies with Treasury
Regulation Sections 1.860E-1(c)(5) and 1.860E-1(c)(6) and, accordingly,

          (i) the Transferee is an "eligible corporation," as defined in
Treasury Regulation Section 1.860E-1(c)(6), as to which income from the Class R
Certificate will only be taxed in the United States;

          (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the Transferee's fiscal year of the transfer, the
Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of Treasury
Regulation Section 1.860E-1(c)(6)(ii) and excluding any other asset if a principal purpose for holding or acquiring that asset is to permit the
Transferee to satisfy this Section 15(ii)) in excess of $100 million and net assets in excess of $10 million;

          (iii) the Transferee will transfer the Class R Certificate only to another "eligible corporation," as defined in Treasury Regulation Section
1.860E-1(c)(6), in a transaction that satisfies the requirements of Treasury
Regulation Section 1.860E-1(c)(i), (ii), and (iii) and this Section 15 and the transfer is not to a foreign permanent establishment (within the meaning of an applicable income tax treaty) of such eligible corporation or any other arrangement by which the Class R Certificate will be at any time subject to net tax by a foreign country or possession of the United States; and

          (iv) the Transferee determined the consideration paid to it to acquire the Class R Certificate, based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith, is a reasonable amount.

          16. The Transferee (i) is, and at the time of transfer will be, a
United States Tax Person and (ii) is not, and at the time of the transfer will not be, a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty, of any United States Tax Person. If the
Transferee is a partnership trust or disregarded entity for U.S. federal income tax purposes, then each person that may be allocated income from the Class R
Certificate is, and at the time of transfer will be, a United States Tax Person.

          17. The Transferee has historically paid its debts as they have come due and will continue to do so in the future.

          IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its ____________________ and its corporate seal to be hereunto attached this ___
day of ___________, ____.

                                        [NAME OF TRANSFEREE]

                                        By:
                                            ------------------------------------
                                            [Name of Officer]
                                            [Title of Officer]

                                   EXHIBIT E-2

                 FORM OF TRANSFEROR CERTIFICATE FOR TRANSFERS OF
                           REMIC RESIDUAL CERTIFICATES

                                                           _______________, 20__

Wells Fargo Bank, National Association,
as Certificate Registrar
Wells Fargo Center
6th and Marquette
Minneapolis, MN 55479

Attention: Corporate Trust Services
           (CMBS) MAC #N9309-121

     Re:  Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
          Certificates, Series 2005- HQ6 (the "Certificates")

Dear Sirs:

          This letter is delivered to you in connection with the transfer by
_________________ (the "Transferor") to _________________ (the "Transferee") of
[Class R-I] [Class R-II] [Class R-III] Certificates evidencing a ____%
Percentage Interest in such Class (the "Residual Certificates"). The
Certificates, including the Residual Certificates, were issued pursuant to the
Pooling and Servicing Agreement, dated as of August 1, 2005 (the "Pooling and
Servicing Agreement"), among Morgan Stanley Capital I Inc., as depositor (the
"Depositor"), Wells Fargo Bank, N.A. and Prudential Asset Resources, Inc., as
master servicers, CWCapital Asset Management LLC, as special servicer, LaSalle
Bank National Association, as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and
Wells Fargo Bank, National Association, as Certificate Registrar and Paying
Agent (in such capacity, the "Paying Agent"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the
Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. No purpose of the Transferor relating to the transfer of the
Residual Certificates by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

          2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and
Servicing Agreement. The Transferor does not know or believe that any representation contained therein is false.

          3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury regulation Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Residual Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

          4. The Transferor does not know and has no reason to know that the
Transferee is not a Permitted Transferee, is not a United States Tax Person, is
a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty, of any United States Tax Person, or is a Person with respect to which income on the Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty.

          5. The Transferor does not know and has no reason to know that the
Transferee will not honor the restrictions on subsequent transfers by the
Transferee under the Transfer Affidavit and Agreement, delivered in connection with this transfer.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferor)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT F

                        FORM OF REGULATION S CERTIFICATE

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                 SERIES 2005-HQ6, CLASS __ (THE "CERTIFICATES")

TO: Euroclear System
           or
       CLEARSTREAM

          This is to certify that as of the date hereof, and except as set forth below, the above-captioned Certificates held by you or on your behalf for our account are beneficially owned by (a) non -U.S person(s) or (b) U.S. person(s)
who purchased the Certificates in transactions which did not require registration under the United States Securities Act of 1933, as amended (the
"Securities Act"). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act. To the extent that we hold an interest in any of the Certificates on behalf of person(s) other than ourselves, we have received certifications from such person(s) substantially identical to the certifications set forth herein.

          We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the
Certificates held by you or on your behalf for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          This certification excepts and does not relate to $__________ of such beneficial interest in the above Certificates in respect of which we are not able to certify and as to which we understand the exercise of any rights to payments thereon and the exchange for definitive Certificates or for an interest in definitive Certificates in global form cannot be made until we do so certify.

          We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: __________, 2005

                                        By:
                                            ------------------------------------
                                        As, or as agent for, the beneficial
                                        owner(s) of the Certificates to which
                                        this certificate relates.

                                   EXHIBIT G-1

                                   [RESERVED]

                                   EXHIBIT G-2

                                   [RESERVED]

                                    EXHIBIT H

                         FORM OF EXCHANGE CERTIFICATION

                               __________ __, 200_

TO:   The Depository Trust Company

      CLEARSTREAM or
      Morgan Guaranty Trust Company
         of New York, Brussels Office
         Euroclear Operation Center

      Wells Fargo Bank, National Association and Prudential Asset Resources,
         Inc., as Master Servicers

      Wells Fargo Bank, National Association,
         as Certificate Registrar

      LaSalle Bank National Association,
         as Trustee

          This is to notify you as to the transfer of the beneficial interest in
$_______________ of Morgan Stanley Capital I Inc. Commercial Mortgage
Pass-Through Certificates, Series 2005-HQ6, Class __(the "Certificates").

          The undersigned is the owner of a beneficial interest in the Class __
[Rule 144A-IAI Global Certificate] [Regulation S Global Certificate] and
requests that on [INSERT DATE], (i) [Euroclear] [CLEARSTREAM] [DTC] debit account #__________, with respect to $__________ principal denomination of the
Class __ [Rule 144A-IAI Global Certificate] [Regulation S Global Certificate]
and (ii) [DTC] [Euroclear] [CLEARSTREAM] credit the beneficial interest of the below-named purchaser, account #__________, in the Class __ [Rule 144A-IAI
Global Certificate] [Regulation S Global Certificate] in the same principal denomination as follows:

          Name:
          Address:
          Taxpayer I D. No.:

          The undersigned hereby represents that this transfer is being made in accordance with an exemption from the provisions of Section 5 of the United
States Securities Act of 1933, as amended (the "Securities Act"), which representation is based upon the reasonable belief that the purchaser is [not a
U.S. Person as defined in Regulation S under the Securities Act][a "qualified institutional buyer," as defined in Rule 144A under the Securities Act, and that such

purchaser has acquired the Certificates in a transaction effected in accordance with the exemption from the registration requirements of the Securities Act provided by Rule 144A and, if the purchaser has purchased the Certificates for one or more accounts for which it is acting as fiduciary or agent, each such account is a qualified institutional buyer or an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D of the 1933 Act][an institutional "accredited investor" within the meaning of
Rule 501(a)(1), (2), (3) or (7) of Regulation D of the 1933 Act and in
accordance with any applicable securities laws of any state of the United States and, if the purchaser has purchased the Certificates for one or more accounts for which it is acting as fiduciary or agent, each such account is a qualified institutional buyer or an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D of the 1933 Act] and that the purchaser is acquiring beneficial interests in the applicable Certificate(3) for its own account or for one or more institutional accounts for which it is acting as fiduciary or agent in a minimum amount equivalent to not less than
U.S.[$25,000] [$100,000] and integral multiples of U.S. $1 in excess thereof for each such account.

                                        Very truly yours,

                                        [NAME OF HOLDER OF CERTIFICATE]

                                        By:
                                            ------------------------------------
                                            [Name], [Chief Financial or other
                                            Executive Officer]

----------
(3)  [NOTE: INFORMATION PROVIDED ABOVE WITH RESPECT TO PURCHASER AND THE
     FOREGOING REPRESENTATION MUST BE PROVIDED TO THE CERTIFICATE REGISTRAR UPON
     ANY TRANSFER OF CERTIFICATES IF THE CERTIFICATES ARE NO LONGER HELD IN
     GLOBAL FORM.]

                                    EXHIBIT I

                  FORM OF EUROCLEAR OR CLEARSTREAM CERTIFICATE

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                 SERIES 2005-HQ6, CLASS ___ (THE "CERTIFICATES")

TO:   Wells Fargo Bank, National Association, as Certificate Registrar
      Attn: Corporate Trust Services (CMBS) MAC #N9309-121

      LaSalle Bank National Association, as Trustee
      Attn: Asset Backed Securities Trust Services Group
      Morgan Stanley Capital I Inc.
      Commercial Mortgage Pass-Through Certificates,
      Series 2005-HQ6

          This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount of the Certificates set forth below (our "Member
Organizations") substantially to the effect set forth in the Pooling and
Servicing Agreement dated as of August 1, 2005 (the "Pooling and Servicing
Agreement") among you, Morgan Stanley Capital I Inc., as depositor, Wells Fargo
Bank, National Association and Prudential Asset resources, Inc.., as master servicers and CWCapital Asset Management LLC, as special servicer, U.S.
$__________ principal amount of the above-captioned Certificates held by us or on our behalf are beneficially owned by (a) non-U.S. person(s) or (b) U.S.
person(s) who purchased the Certificates in transactions that did not require registration under the United States Securities Act of 1933, as amended (the
"Securities Act"). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act.

          We further certify that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any interest in the
Certificates identified above are no longer true and cannot be relied upon as of the date hereof.

          [On Release Date: We hereby acknowledge that no portion of the Class
__ Regulation S Temporary Global Certificate shall be exchanged for an interest in the Class __ Regulation S Permanent Global Certificate (as each such term is defined in the Pooling and Servicing Agreement) with respect to the portion thereof for which we have not received the applicable certifications from our
Member Organizations.]

          [Upon any payments under the Regulation S Temporary Global
Certificate: We hereby agree to hold (and return to the Trustee upon request)
any payments received by us on the Class __ Regulation S Temporary Global
Certificate (as defined in the Pooling and Servicing Agreement) with respect to the portion thereof for which we have not received the applicable certifications from our Member Organizations.]

          We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: ____________

                                        [MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK, Brussels office, as operator
                                        of the Euroclear System]

                                              or

                                        [CLEARSTREAM]

                                        By:
                                            ------------------------------------

                                    EXHIBIT J

              LIST OF LOANS TO WHICH EXCESS SERVICING FEES ARE PAID

   See Mortgage Loan Schedules (Schedules I, II, III and IV to this Agreement)

                                  EXHIBIT K-1

                FORM OF MORTGAGE LOAN PURCHASE AGREEMENT (MSMC)

================================================================================

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                                    as Seller

                                       and

                          MORGAN STANLEY CAPITAL I INC.
                                  as Purchaser

                            Dated as of July 29, 2005

================================================================================

Exhibit 1   Mortgage Loan Schedule
Exhibit 2   Representations and Warranties
Exhibit 3   Pricing Formulation
Exhibit 4   Bill of Sale
Exhibit 5   Power of Attorney

                             Index of Defined Terms

Affected Loan(s)..............................................................16
Agreement......................................................................1
Certificate Purchase Agreement.................................................1
Certificates...................................................................1
Closing Date...................................................................2
Collateral Information........................................................10
Crossed Mortgage Loans........................................................16
Defective Mortgage Loan.......................................................16
Final Judicial Determination..................................................18
Indemnification Agreement.....................................................12
Initial Purchaser..............................................................1
Material Breach...............................................................15
Material Document Defect......................................................15
Memorandum.....................................................................1
Mortgage File..................................................................3
Mortgage Loan Schedule.........................................................2
Mortgage Loans.................................................................1
Officer's Certificate..........................................................6
Pooling and Servicing Agreement................................................1
Private Certificates...........................................................1
Prospectus Supplement..........................................................1
Public Certificates............................................................1
Purchaser......................................................................1
Repurchased Loan..............................................................16
Seller.........................................................................1
Special Servicer...............................................................1
Trust..........................................................................1
Trustee........................................................................1
Underwriters...................................................................1
Underwriting Agreement.........................................................1

                                        i

                        MORTGAGE LOAN PURCHASE AGREEMENT
                                  (MSMC LOANS)

          Mortgage Loan Purchase Agreement ("Agreement"), dated as of July 29,
2005, between Morgan Stanley Mortgage Capital Inc. (the "Seller"), and Morgan
Stanley Capital I Inc. (the "Purchaser").

          Seller agrees to sell and Purchaser agrees to purchase certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. Purchaser will convey the Mortgage Loans to a trust (the "Trust")
created pursuant to a Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), to be dated as of August 1, 2005, between Purchaser, as depositor, Prudential Asset Resources, Inc., as a master servicer, Wells Fargo
Bank, National Association, as a master servicer, CWCapital Asset Management
LLC, as special servicer (the "Special Servicer"), LaSalle Bank National
Association, as trustee (the "Trustee"), ABN AMRO Bank N.V., as fiscal agent, and Wells Fargo Bank, National Association, as paying agent and certificate registrar. In exchange for the Mortgage Loans, the Trust will issue to the
Depositor pass-through certificates to be known as Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6 (the
"Certificates"). The Certificates will be issued pursuant to the Pooling and
Servicing Agreement.

          Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The term
"Master Servicer" as used herein shall mean Wells Fargo Bank, National
Association in its capacity as a master servicer under the Pooling and Servicing
Agreement unless otherwise specified.

          The Class A-1, Class A-1A, Class A-2A, Class A-2B, Class A-AB, Class
A-3, Class A-4A, Class A-4B, Class X-2, Class A-J, Class B, Class C, Class D,
Class E and Class F Certificates (the "Public Certificates") will be sold by
Purchaser to Morgan Stanley & Co. Incorporated, Banc of America Securities LLC,
Greenwich Capital Markets, Inc. and SunTrust Capital Markets, Inc. (the
"Underwriters"), pursuant to an Underwriting Agreement, between Purchaser and the Underwriters, dated July 29, 2005 (the "Underwriting Agreement"), and the
Class X-1, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class
N, Class O, Class P, Class Q, Class S, Class T, Class R-I, Class R-II and Class
R-III Certificates (the "Private Certificates") will be sold by Purchaser to
Morgan Stanley & Co. Incorporated (the "Initial Purchaser") pursuant to a
Certificate Purchase Agreement, between Purchaser and the Initial Purchaser, dated July 29, 2005 (the "Certificate Purchase Agreement"). The Underwriters
will offer the Public Certificates for sale publicly pursuant to a Prospectus dated June 7, 2005, as supplemented by a Prospectus Supplement dated July 29,
2005 (together with the Prospectus, the "Prospectus Supplement"), and the
Initial Purchaser will offer the Private Certificates for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum dated July 29, 2005 (the "Memorandum").

          In consideration of the mutual agreements contained herein, Seller and
Purchaser hereby agree as follows:

                                        1

I.   AGREEMENT TO PURCHASE.

A. SELLER AGREES TO SELL, AND PURCHASER AGREES TO PURCHASE, ON A SERVICING
RELEASED BASIS, THE MORTGAGE LOANS IDENTIFIED ON THE SCHEDULE (THE "MORTGAGE
LOAN SCHEDULE") ANNEXED HERETO AS EXHIBIT 1, AS SUCH SCHEDULE MAY BE AMENDED TO
REFLECT THE ACTUAL MORTGAGE LOANS ACCEPTED BY PURCHASER PURSUANT TO THE TERMS
HEREOF. THE CUT-OFF DATE WITH RESPECT TO THE MORTGAGE LOANS IS AUGUST 1, 2005.
THE MORTGAGE LOANS WILL HAVE AN AGGREGATE PRINCIPAL BALANCE AS OF THE CLOSE OF
BUSINESS ON THE CUT-OFF DATE, AFTER GIVING EFFECT TO ANY PAYMENTS DUE ON OR
BEFORE SUCH DATE, WHETHER OR NOT RECEIVED, OF $1,828,518,732. THE SALE OF THE
MORTGAGE LOANS SHALL TAKE PLACE ON AUGUST 11, 2005 OR SUCH OTHER DATE AS SHALL
BE MUTUALLY ACCEPTABLE TO THE PARTIES HERETO (THE "CLOSING DATE"). THE PURCHASE
PRICE TO BE PAID BY PURCHASER FOR THE MORTGAGE LOANS SHALL EQUAL THE AMOUNT SET
FORTH AS SUCH PURCHASE PRICE ON EXHIBIT 3 HERETO. THE PURCHASE PRICE SHALL BE
PAID TO SELLER BY WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS ON THE CLOSING
DATE.

B. ON THE CLOSING DATE, PURCHASER WILL ASSIGN TO THE TRUSTEE PURSUANT TO THE
POOLING AND SERVICING AGREEMENT ALL OF ITS RIGHT, TITLE AND INTEREST IN AND TO
THE MORTGAGE LOANS AND ITS RIGHTS UNDER THIS AGREEMENT (TO THE EXTENT SET FORTH
IN SECTION 14), AND THE TRUSTEE SHALL SUCCEED TO SUCH RIGHT, TITLE AND INTEREST
IN AND TO THE MORTGAGE LOANS AND PURCHASER'S RIGHTS UNDER THIS AGREEMENT (TO THE
EXTENT SET FORTH IN SECTION 14).

II.  CONVEYANCE OF MORTGAGE LOANS.

A. EFFECTIVE AS OF THE CLOSING DATE, SUBJECT ONLY TO RECEIPT OF THE
CONSIDERATION REFERRED TO IN SECTION 1 HEREOF AND THE SATISFACTION OF THE
CONDITIONS SPECIFIED IN SECTIONS 6 AND 7 HEREOF, SELLER DOES HEREBY TRANSFER,
ASSIGN, SET OVER AND OTHERWISE CONVEY TO PURCHASER, WITHOUT RECOURSE, EXCEPT AS
SPECIFICALLY PROVIDED HEREIN ALL THE RIGHT, TITLE AND INTEREST OF SELLER, WITH
THE UNDERSTANDING THAT A SERVICING RIGHTS PURCHASE AND SALE AGREEMENT, DATED
AUGUST 1, 2005, WILL BE EXECUTED BY SELLER AND THE MASTER SERVICER, IN AND TO
THE MORTGAGE LOANS IDENTIFIED ON THE MORTGAGE LOAN SCHEDULE AS OF THE CLOSING
DATE. THE MORTGAGE LOAN SCHEDULE, AS IT MAY BE AMENDED FROM TIME TO TIME ON OR
PRIOR TO THE CLOSING DATE, SHALL CONFORM TO THE REQUIREMENTS OF THIS AGREEMENT
AND THE POOLING AND SERVICING AGREEMENT. IN CONNECTION WITH SUCH TRANSFER AND
ASSIGNMENT, SELLER SHALL DELIVER TO OR ON BEHALF OF THE TRUSTEE, ON BEHALF OF
PURCHASER, ON OR PRIOR TO THE CLOSING DATE, THE MORTGAGE NOTE (AS DESCRIBED IN
CLAUSE 2.2.1 HEREOF) FOR EACH MORTGAGE LOAN AND ON OR PRIOR TO THE FIFTH
BUSINESS DAY AFTER THE CLOSING DATE, FIVE LIMITED

                                        2

POWERS OF ATTORNEY SUBSTANTIALLY IN THE FORM ATTACHED HERETO AS EXHIBIT 5 IN
FAVOR OF THE TRUSTEE AND THE SPECIAL SERVICER TO EMPOWER THE TRUSTEE AND, IN THE
EVENT OF THE FAILURE OR INCAPACITY OF THE TRUSTEE, THE SPECIAL SERVICER, TO
SUBMIT FOR RECORDING, AT THE EXPENSE OF SELLER, ANY MORTGAGE LOAN DOCUMENTS
REQUIRED TO BE RECORDED AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT AND
ANY INTERVENING ASSIGNMENTS WITH EVIDENCE OF RECORDING THEREON THAT ARE REQUIRED
TO BE INCLUDED IN THE MORTGAGE FILES (SO LONG AS ORIGINAL COUNTERPARTS HAVE
PREVIOUSLY BEEN DELIVERED TO THE TRUSTEE). SELLER AGREES TO REASONABLY COOPERATE
WITH THE TRUSTEE AND THE SPECIAL SERVICER IN CONNECTION WITH ANY ADDITIONAL
POWERS OF ATTORNEY OR REVISIONS THERETO THAT ARE REQUESTED BY SUCH PARTIES FOR
PURPOSES OF SUCH RECORDATION. THE PARTIES HERETO AGREE THAT NO SUCH POWER OF
ATTORNEY SHALL BE USED WITH RESPECT TO ANY MORTGAGE LOAN BY OR UNDER
AUTHORIZATION BY ANY PARTY HERETO EXCEPT TO THE EXTENT THAT THE ABSENCE OF A
DOCUMENT DESCRIBED IN THE SECOND PRECEDING SENTENCE WITH RESPECT TO SUCH
MORTGAGE LOAN REMAINS UNREMEDIED AS OF THE EARLIER OF (I) THE DATE THAT IS 180
DAYS FOLLOWING THE DELIVERY OF NOTICE OF SUCH ABSENCE TO SELLER, BUT IN NO EVENT
EARLIER THAN 18 MONTHS FROM THE CLOSING DATE, AND (II) THE DATE (IF ANY) ON
WHICH SUCH MORTGAGE LOAN BECOMES A SPECIALLY SERVICED MORTGAGE LOAN. THE TRUSTEE
SHALL SUBMIT SUCH DOCUMENTS, AT SELLER'S EXPENSE, AFTER THE PERIODS SET FORTH
ABOVE, PROVIDED, HOWEVER, THE TRUSTEE SHALL NOT SUBMIT SUCH ASSIGNMENTS FOR
RECORDING IF SELLER PRODUCES EVIDENCE THAT IT HAS SENT ANY SUCH ASSIGNMENT FOR
RECORDING AND CERTIFIES THAT SELLER IS AWAITING ITS RETURN FROM THE APPLICABLE
RECORDING OFFICE. IN ADDITION, NOT LATER THAN THE 30TH DAY FOLLOWING THE CLOSING
DATE, SELLER SHALL DELIVER TO OR ON BEHALF OF THE TRUSTEE EACH OF THE REMAINING
DOCUMENTS OR INSTRUMENTS SPECIFIED IN SECTION 2.2 HEREOF (WITH SUCH EXCEPTIONS
AS ARE PERMITTED BY THIS SECTION 2) WITH RESPECT TO EACH MORTGAGE LOAN (EACH, A
"MORTGAGE FILE"). (SELLER ACKNOWLEDGES THAT THE TERM "WITHOUT RECOURSE" DOES NOT
MODIFY THE DUTIES OF SELLER UNDER SECTION 5 HEREOF.)

B. ALL MORTGAGE FILES, OR PORTIONS THEREOF, DELIVERED PRIOR TO THE CLOSING DATE
ARE TO BE HELD BY OR ON BEHALF OF THE TRUSTEE IN ESCROW ON BEHALF OF SELLER AT
ALL TIMES PRIOR TO THE CLOSING DATE. THE MORTGAGE FILES SHALL BE RELEASED FROM
ESCROW UPON CLOSING OF THE SALE OF THE MORTGAGE LOANS AND PAYMENTS OF THE
PURCHASE PRICE THEREFOR AS CONTEMPLATED HEREBY. THE MORTGAGE FILE FOR EACH
MORTGAGE LOAN SHALL CONTAIN THE FOLLOWING DOCUMENTS:

     1. THE ORIGINAL MORTGAGE NOTE BEARING ALL INTERVENING ENDORSEMENTS,
ENDORSED "PAY TO THE ORDER OF LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR
MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2005-HQ6,

                                        3

WITHOUT RECOURSE, REPRESENTATION OR WARRANTY" OR IF THE ORIGINAL MORTGAGE NOTE
IS NOT INCLUDED THEREIN, THEN A LOST NOTE AFFIDAVIT, WITH A COPY OF THE MORTGAGE
NOTE ATTACHED THERETO;

     2. THE ORIGINAL MORTGAGE, WITH EVIDENCE OF RECORDING THEREON, AND, IF THE
MORTGAGE WAS EXECUTED PURSUANT TO A POWER OF ATTORNEY, A CERTIFIED TRUE COPY OF
THE POWER OF ATTORNEY CERTIFIED BY THE PUBLIC RECORDER'S OFFICE, WITH EVIDENCE
OF RECORDING THEREON (IF RECORDING IS CUSTOMARY IN THE JURISDICTION IN WHICH
SUCH POWER OF ATTORNEY WAS EXECUTED), OR CERTIFIED BY A TITLE INSURANCE COMPANY
OR ESCROW COMPANY TO BE A TRUE COPY THEREOF; PROVIDED THAT IF SUCH ORIGINAL
MORTGAGE CANNOT BE DELIVERED WITH EVIDENCE OF RECORDING THEREON ON OR PRIOR TO
THE 45TH DAY FOLLOWING THE CLOSING DATE BECAUSE OF A DELAY CAUSED BY THE PUBLIC
RECORDING OFFICE WHERE SUCH ORIGINAL MORTGAGE HAS BEEN DELIVERED FOR RECORDATION
OR BECAUSE SUCH ORIGINAL MORTGAGE HAS BEEN LOST, SELLER SHALL DELIVER OR CAUSE
TO BE DELIVERED TO THE TRUSTEE A TRUE AND CORRECT COPY OF SUCH MORTGAGE,
TOGETHER WITH (I) IN THE CASE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE,
AN OFFICER'S CERTIFICATE (AS DEFINED BELOW) OF SELLER STATING THAT SUCH ORIGINAL
MORTGAGE HAS BEEN SENT TO THE APPROPRIATE PUBLIC RECORDING OFFICIAL FOR
RECORDATION OR (II) IN THE CASE OF AN ORIGINAL MORTGAGE THAT HAS BEEN LOST AFTER
RECORDATION, A CERTIFICATION BY THE APPROPRIATE COUNTY RECORDING OFFICE WHERE
SUCH MORTGAGE IS RECORDED THAT SUCH COPY IS A TRUE AND COMPLETE COPY OF THE
ORIGINAL RECORDED MORTGAGE;

     3. THE ORIGINALS OF ALL AGREEMENTS MODIFYING A MONEY TERM OR OTHER MATERIAL
MODIFICATION, CONSOLIDATION AND EXTENSION AGREEMENTS, IF ANY, WITH EVIDENCE OF
RECORDING THEREON, OR IF ANY SUCH ORIGINAL MODIFICATION, CONSOLIDATION OR
EXTENSION AGREEMENT HAS BEEN DELIVERED TO THE APPROPRIATE RECORDING OFFICE FOR
RECORDATION AND EITHER HAS NOT YET BEEN RETURNED ON OR PRIOR TO THE 45TH DAY
FOLLOWING THE CLOSING DATE WITH EVIDENCE OF RECORDATION THEREON OR HAS BEEN LOST
AFTER RECORDATION, A TRUE COPY OF SUCH MODIFICATION, CONSOLIDATION OR EXTENSION
CERTIFIED BY SELLER TOGETHER WITH (I) IN THE CASE OF A DELAY CAUSED BY THE
PUBLIC RECORDING OFFICE, AN OFFICER'S CERTIFICATE OF SELLER STATING THAT SUCH
ORIGINAL MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT HAS BEEN DISPATCHED
OR SENT TO THE APPROPRIATE PUBLIC RECORDING OFFICIAL FOR RECORDATION OR (II) IN
THE CASE OF AN ORIGINAL MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT THAT
HAS BEEN LOST AFTER RECORDATION, A CERTIFICATION BY THE APPROPRIATE COUNTY
RECORDING OFFICE WHERE SUCH DOCUMENT IS RECORDED THAT SUCH COPY IS A TRUE AND
COMPLETE COPY OF THE ORIGINAL RECORDED MODIFICATION, CONSOLIDATION OR EXTENSION
AGREEMENT, AND THE ORIGINALS OF ALL ASSUMPTION AGREEMENTS, IF ANY;

                                        4

     4. AN ORIGINAL ASSIGNMENT OF MORTGAGE FOR EACH MORTGAGE LOAN, IN FORM AND
SUBSTANCE ACCEPTABLE FOR RECORDING, SIGNED BY THE HOLDER OF RECORD IN FAVOR OF
"LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL I
INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-HQ6," PROVIDED,
IF THE RELATED MORTGAGE HAS BEEN RECORDED IN THE NAME OF MORTGAGE ELECTRONIC
REGISTRATION SYSTEMS, INC. ("MERS") OR ITS DESIGNEE, NO SUCH ASSIGNMENTS WILL BE
REQUIRED TO BE SUBMITTED FOR RECORDING OR FILING AND INSTEAD, SELLER SHALL TAKE
ALL ACTIONS AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE OWNER OF
THE RELATED MORTGAGE ON THE RECORD OF MERS FOR PURPOSES OF THE SYSTEM OF
RECORDING TRANSFERS OF BENEFICIAL OWNERSHIP OF MORTGAGES MAINTAINED BY MERS AND
SHALL DELIVER TO THE SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE TRUSTEE IS
SHOWN AS THE OWNER ON THE RECORD OF MERS;

     5. ORIGINALS OF ALL INTERVENING ASSIGNMENTS OF MORTGAGE (EXCEPT WITH
RESPECT TO ANY MORTGAGE THAT HAS BEEN RECORDED IN THE NAME OF MERS OR ITS
DESIGNEES), IF ANY, WITH EVIDENCE OF RECORDING THEREON OR, IF SUCH ORIGINAL
ASSIGNMENTS OF MORTGAGE HAVE BEEN DELIVERED TO THE APPROPRIATE RECORDER'S OFFICE
FOR RECORDATION, CERTIFIED TRUE COPIES OF SUCH ASSIGNMENTS OF MORTGAGE CERTIFIED
BY SELLER, OR IN THE CASE OF AN ORIGINAL BLANKET INTERVENING ASSIGNMENT OF
MORTGAGE RETAINED BY SELLER, A COPY THEREOF CERTIFIED BY SELLER OR, IF ANY
ORIGINAL INTERVENING ASSIGNMENT OF MORTGAGE HAS NOT YET BEEN RETURNED ON OR
PRIOR TO THE 45TH DAY FOLLOWING THE CLOSING DATE FROM THE APPLICABLE RECORDING
OFFICE OR HAS BEEN LOST, A TRUE AND CORRECT COPY THEREOF, TOGETHER WITH (I) IN
THE CASE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE, AN OFFICER'S
CERTIFICATE OF SELLER STATING THAT SUCH ORIGINAL INTERVENING ASSIGNMENT OF
MORTGAGE HAS BEEN SENT TO THE APPROPRIATE PUBLIC RECORDING OFFICIAL FOR
RECORDATION OR (II) IN THE CASE OF AN ORIGINAL INTERVENING ASSIGNMENT OF
MORTGAGE THAT HAS BEEN LOST AFTER RECORDATION, A CERTIFICATION BY THE
APPROPRIATE COUNTY RECORDING OFFICE WHERE SUCH ASSIGNMENT IS RECORDED THAT SUCH
COPY IS A TRUE AND COMPLETE COPY OF THE ORIGINAL RECORDED INTERVENING ASSIGNMENT
OF MORTGAGE;

     6. IF THE RELATED ASSIGNMENT OF LEASES IS SEPARATE FROM THE MORTGAGE, THE
ORIGINAL OF SUCH ASSIGNMENT OF LEASES WITH EVIDENCE OF RECORDING THEREON OR, IF
SUCH ASSIGNMENT OF LEASES HAS NOT BEEN RETURNED ON OR PRIOR TO THE 45TH DAY
FOLLOWING THE CLOSING DATE FROM THE APPLICABLE PUBLIC RECORDING OFFICE, A COPY
OF SUCH ASSIGNMENT OF LEASES CERTIFIED BY SELLER TO BE A TRUE AND COMPLETE COPY
OF THE ORIGINAL ASSIGNMENT OF LEASES SUBMITTED FOR RECORDING, TOGETHER WITH (I)
AN ORIGINAL OF EACH ASSIGNMENT OF SUCH ASSIGNMENT OF LEASES WITH EVIDENCE OF
RECORDING THEREON AND SHOWING A COMPLETE RECORDED CHAIN OF ASSIGNMENT FROM THE
NAMED ASSIGNEE TO

                                        5

THE HOLDER OF RECORD, AND IF ANY SUCH ASSIGNMENT OF SUCH ASSIGNMENT OF LEASES
HAS NOT BEEN RETURNED FROM THE APPLICABLE PUBLIC RECORDING OFFICE, A COPY OF
SUCH ASSIGNMENT CERTIFIED BY SELLER TO BE A TRUE AND COMPLETE COPY OF THE
ORIGINAL ASSIGNMENT SUBMITTED FOR RECORDING, AND (II) AN ORIGINAL ASSIGNMENT OF
SUCH ASSIGNMENT OF LEASES, IN RECORDABLE FORM, SIGNED BY THE HOLDER OF RECORD IN
FAVOR OF "LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY
CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-HQ6,"
WHICH ASSIGNMENT MAY BE EFFECTED IN THE RELATED ASSIGNMENT OF MORTGAGE,
PROVIDED, IF THE RELATED MORTGAGE HAS BEEN RECORDED IN THE NAME OF MERS OR ITS
DESIGNEE, NO ASSIGNMENT OF ASSIGNMENT OF LEASES IN FAVOR OF THE TRUSTEE WILL BE
REQUIRED TO BE RECORDED OR DELIVERED AND INSTEAD, SELLER SHALL TAKE ALL ACTIONS
AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE OWNER OF THE RELATED
MORTGAGE ON THE RECORD OF MERS FOR PURPOSES OF THE SYSTEM OF RECORDING TRANSFERS
OF BENEFICIAL OWNERSHIP OF MORTGAGES MAINTAINED BY MERS AND SHALL DELIVER TO THE
SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE TRUSTEE IS SHOWN AS THE OWNER ON
THE RECORD OF MERS;

     7. THE ORIGINAL OR A COPY OF EACH GUARANTY, IF ANY, CONSTITUTING ADDITIONAL
SECURITY FOR THE REPAYMENT OF SUCH MORTGAGE LOAN;

     8. THE ORIGINAL TITLE INSURANCE POLICY, OR IN THE EVENT SUCH ORIGINAL TITLE
INSURANCE POLICY HAS NOT BEEN ISSUED, AN ORIGINAL BINDER OR ACTUAL TITLE
COMMITMENT OR A COPY THEREOF CERTIFIED BY THE TITLE COMPANY WITH THE ORIGINAL
TITLE INSURANCE POLICY TO FOLLOW WITHIN 180 DAYS OF THE CLOSING DATE OR A
PRELIMINARY TITLE REPORT WITH AN ORIGINAL TITLE INSURANCE POLICY TO FOLLOW
WITHIN 180 DAYS OF THE CLOSING DATE;

     9. (A) UCC FINANCING STATEMENTS (TOGETHER WITH ALL ASSIGNMENTS THEREOF) AND
(B) UCC-2 OR UCC-3 FINANCING STATEMENTS TO THE TRUSTEE EXECUTED AND DELIVERED IN
CONNECTION WITH THE MORTGAGE LOAN, PROVIDED, IF THE RELATED MORTGAGE HAS BEEN
RECORDED IN THE NAME OF MERS OR ITS DESIGNEE, NO SUCH FINANCING STATEMENTS WILL
BE REQUIRED TO BE RECORDED OR DELIVERED AND INSTEAD, SELLER SHALL TAKE ALL
ACTIONS AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE OWNER OF THE
RELATED MORTGAGE ON THE RECORD OF MERS FOR PURPOSES OF THE SYSTEM OF RECORDING
TRANSFERS OF BENEFICIAL OWNERSHIP OF MORTGAGES MAINTAINED BY MERS AND SHALL
DELIVER TO THE SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE TRUSTEE IS SHOWN AS
THE OWNER ON THE RECORD OF MERS;

     10. COPIES OF THE RELATED GROUND LEASE(S), IF ANY, TO ANY MORTGAGE LOAN
WHERE THE MORTGAGOR IS THE LESSEE UNDER SUCH

                                        6

GROUND LEASE AND THERE IS A LIEN IN FAVOR OF THE MORTGAGEE IN SUCH LEASE;

     11. COPIES OF ANY LOAN AGREEMENTS, LOCK-BOX AGREEMENTS AND INTERCREDITOR
AGREEMENTS (INCLUDING, WITHOUT LIMITATION, ANY INTERCREDITOR AGREEMENT, AND A
COPY (THAT IS, NOT THE ORIGINAL) OF THE MORTGAGE NOTE EVIDENCING THE RELATED B
NOTE), IF ANY, RELATED TO ANY MORTGAGE LOAN;

     12. EITHER (A) THE ORIGINAL OF EACH LETTER OF CREDIT, IF ANY, CONSTITUTING
ADDITIONAL COLLATERAL FOR SUCH MORTGAGE LOAN, WHICH SHALL BE ASSIGNED AND
DELIVERED TO THE TRUSTEE ON BEHALF OF THE TRUST WITH A COPY TO BE HELD BY THE
MASTER SERVICER, AND APPLIED, DRAWN, REDUCED OR RELEASED IN ACCORDANCE WITH
DOCUMENTS EVIDENCING OR SECURING THE APPLICABLE MORTGAGE LOAN, THE POOLING AND
SERVICING AGREEMENT OR (B) THE ORIGINAL OF EACH LETTER OF CREDIT, IF ANY,
CONSTITUTING ADDITIONAL COLLATERAL FOR SUCH MORTGAGE LOAN, WHICH SHALL BE HELD
BY THE MASTER SERVICER ON BEHALF OF THE TRUSTEE, WITH A COPY TO BE HELD BY THE
TRUSTEE, AND APPLIED, DRAWN, REDUCED OR RELEASED IN ACCORDANCE WITH DOCUMENTS
EVIDENCING OR SECURING THE APPLICABLE MORTGAGE LOAN, THE POOLING AND SERVICING
AGREEMENT (IT BEING UNDERSTOOD THAT SELLER HAS AGREED (A) THAT THE PROCEEDS OF
SUCH LETTER OF CREDIT BELONG TO THE TRUST, (B) TO NOTIFY, ON OR BEFORE THE
CLOSING DATE, THE BANK ISSUING THE LETTER OF CREDIT THAT THE LETTER OF CREDIT
AND THE PROCEEDS THEREOF BELONG TO THE TRUST, AND TO USE REASONABLE EFFORTS TO
OBTAIN WITHIN 30 DAYS (BUT IN ANY EVENT TO OBTAIN WITHIN 90 DAYS) FOLLOWING THE
CLOSING DATE, AN ACKNOWLEDGEMENT THEREOF BY THE BANK (WITH A COPY OF SUCH
ACKNOWLEDGEMENT TO BE SENT TO THE TRUSTEE) AND (C) TO INDEMNIFY THE TRUST FOR
ANY LIABILITIES, CHARGES, COSTS, FEES OR OTHER EXPENSES ACCRUING FROM THE
FAILURE OF SELLER TO ASSIGN THE LETTER OF CREDIT HEREUNDER). IN THE CASE OF
CLAUSE (B) ABOVE, ANY LETTER OF CREDIT HELD BY THE MASTER SERVICER SHALL BE HELD
IN ITS CAPACITY AS AGENT OF THE TRUST, AND IF THE MASTER SERVICER SELLS ITS
RIGHTS TO SERVICE THE APPLICABLE MORTGAGE LOAN, THE MASTER SERVICER HAS AGREED
TO ASSIGN THE APPLICABLE LETTER OF CREDIT TO THE TRUST OR AT THE DIRECTION OF
THE SPECIAL SERVICER TO SUCH PARTY AS THE SPECIAL SERVICER MAY INSTRUCT, IN EACH
CASE, AT THE EXPENSE OF THE MASTER SERVICER. THE MASTER SERVICER HAS AGREED TO
INDEMNIFY THE TRUST FOR ANY LOSS CAUSED BY THE INEFFECTIVENESS OF SUCH
ASSIGNMENT;

     13. THE ORIGINAL ENVIRONMENTAL INDEMNITY AGREEMENT, IF ANY, RELATED TO ANY
MORTGAGE LOAN;

     14. COPIES OF THIRD-PARTY MANAGEMENT AGREEMENTS FOR ALL HOTELS AND FOR SUCH
OTHER MORTGAGED PROPERTIES SECURING MORTGAGE

                                        7

LOANS WITH A CUT-OFF DATE PRINCIPAL BALANCE EQUAL TO OR GREATER THAN
$20,000,000;

     15. ANY ENVIRONMENTAL INSURANCE POLICY; AND

     16. ANY AFFIDAVIT AND INDEMNIFICATION AGREEMENT.

          The original of each letter of credit referred to in clause 2.2.12 above shall be delivered to the Master Servicer or the Trustee (as the case may
be) within 45 days of the Closing Date. In addition, a copy of any ground lease shall be delivered to the Master Servicer within 30 days of the Closing Date.
Any failure to deliver any ground lease shall constitute a document defect.

"Officer's Certificate" shall mean a certificate signed by one or more of the
Chairman of the Board, any Vice Chairman, the President, any Senior Vice
President, any Vice President, any Assistant Vice President, any Treasurer or
any Assistant Treasurer.

C. THE ASSIGNMENTS OF MORTGAGE AND ASSIGNMENT OF ASSIGNMENT OF LEASES REFERRED
TO IN SECTIONS 2.2.4 AND 2.2.6 MAY BE IN THE FORM OF A SINGLE INSTRUMENT
ASSIGNING THE MORTGAGE AND THE ASSIGNMENT OF LEASES TO THE EXTENT PERMITTED BY
APPLICABLE LAW. TO AVOID THE UNNECESSARY EXPENSE AND ADMINISTRATIVE
INCONVENIENCE ASSOCIATED WITH THE EXECUTION AND RECORDING OR FILING OF MULTIPLE
ASSIGNMENTS OF MORTGAGES, ASSIGNMENTS OF LEASES (TO THE EXTENT SEPARATE FROM THE
MORTGAGES) AND ASSIGNMENTS OF UCC FINANCING STATEMENTS, SELLER SHALL EXECUTE, IN
ACCORDANCE WITH THE THIRD SUCCEEDING PARAGRAPH, THE ASSIGNMENTS OF MORTGAGES,
THE ASSIGNMENTS OF LEASES (TO THE EXTENT SEPARATE FROM THE MORTGAGES) AND THE
ASSIGNMENTS OF UCC FINANCING STATEMENTS RELATING TO THE MORTGAGE LOANS NAMING
THE TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS AS ASSIGNEE. NOTWITHSTANDING THE
FACT THAT SUCH ASSIGNMENTS OF MORTGAGES, ASSIGNMENTS OF LEASES (TO THE EXTENT
SEPARATE FROM THE ASSIGNMENTS OF MORTGAGES) AND ASSIGNMENTS OF UCC FINANCING
STATEMENTS SHALL NAME THE TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS AS THE
ASSIGNEE, THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THE MORTGAGE LOANS SHALL
FOR ALL PURPOSES BE DEEMED TO HAVE BEEN TRANSFERRED FROM SELLER TO PURCHASER AND
FROM PURCHASER TO THE TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS.

D. IF SELLER CANNOT DELIVER, OR CAUSE TO BE DELIVERED, AS TO ANY MORTGAGE LOAN,
ANY OF THE DOCUMENTS AND/OR INSTRUMENTS REFERRED TO IN SECTIONS 2.2.2, 2.2.3,
2.2.5 OR 2.2.6, WITH EVIDENCE OF RECORDING THEREON, SOLELY BECAUSE OF A DELAY
CAUSED BY THE PUBLIC RECORDING OFFICE WHERE SUCH DOCUMENT OR INSTRUMENT HAS BEEN
DELIVERED FOR RECORDATION WITHIN SUCH 45 DAY PERIOD, BUT SELLER DELIVERS A
PHOTOCOPY THEREOF (CERTIFIED BY THE APPROPRIATE COUNTY RECORDER'S OFFICE TO BE A
TRUE AND COMPLETE COPY OF THE ORIGINAL THEREOF

                                        8

SUBMITTED FOR RECORDING), TO THE TRUSTEE WITHIN SUCH 45 DAY PERIOD, SELLER SHALL
THEN DELIVER WITHIN 90 DAYS AFTER THE CLOSING DATE THE RECORDED DOCUMENT (OR
WITHIN SUCH LONGER PERIOD AFTER THE CLOSING DATE AS THE TRUSTEE MAY CONSENT TO,
WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD SO LONG AS SELLER IS, AS
CERTIFIED IN WRITING TO THE TRUSTEE NO LESS OFTEN THAN MONTHLY, IN GOOD FAITH
ATTEMPTING TO OBTAIN FROM THE APPROPRIATE COUNTY RECORDER'S OFFICE SUCH ORIGINAL
OR PHOTOCOPY).

E. THE TRUSTEE, AS ASSIGNEE OR TRANSFEREE OF PURCHASER, SHALL BE ENTITLED TO ALL
SCHEDULED PAYMENTS OF PRINCIPAL DUE THEREON AFTER THE CUT-OFF DATE, ALL OTHER
PAYMENTS OF PRINCIPAL COLLECTED AFTER THE CUT-OFF DATE (OTHER THAN SCHEDULED
PAYMENTS OF PRINCIPAL DUE ON OR BEFORE THE CUT-OFF DATE), AND ALL PAYMENTS OF
INTEREST ON THE MORTGAGE LOANS ALLOCABLE TO THE PERIOD COMMENCING ON THE CUT-OFF
DATE. ALL SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST DUE ON OR BEFORE THE
CUT-OFF DATE AND COLLECTED AFTER THE CUT-OFF DATE SHALL BELONG TO SELLER.

F. WITHIN 45 DAYS FOLLOWING THE CLOSING DATE, SELLER SHALL DELIVER AND
PURCHASER, THE TRUSTEE OR THE AGENTS OF EITHER MAY SUBMIT OR CAUSE TO BE
SUBMITTED FOR RECORDATION AT THE EXPENSE OF SELLER, IN THE APPROPRIATE PUBLIC
OFFICE FOR REAL PROPERTY RECORDS, EACH ASSIGNMENT REFERRED TO IN CLAUSES 2.2.4
AND 2.2.6(II) ABOVE. WITHIN 90 DAYS FOLLOWING THE CLOSING DATE, SELLER SHALL
DELIVER AND PURCHASER, THE TRUSTEE OR THE AGENTS OF EITHER MAY SUBMIT OR CAUSE
TO BE SUBMITTED FOR FILING, AT THE EXPENSE OF SELLER, IN THE APPROPRIATE PUBLIC
OFFICE FOR UNIFORM COMMERCIAL CODE FINANCING STATEMENTS, THE ASSIGNMENT REFERRED
TO IN CLAUSE 2.2.1. IF ANY SUCH DOCUMENT OR INSTRUMENT IS LOST OR RETURNED
UNRECORDED OR UNFILED, AS THE CASE MAY BE, BECAUSE OF A DEFECT THEREIN, SELLER
SHALL PREPARE A SUBSTITUTE THEREFOR OR CURE SUCH DEFECT, AND SELLER SHALL, AT
ITS OWN EXPENSE (EXCEPT IN THE CASE OF A DOCUMENT OR INSTRUMENT THAT IS LOST BY
THE TRUSTEE), RECORD OR FILE, AS THE CASE MAY BE, AND DELIVER SUCH DOCUMENT OR
INSTRUMENT IN ACCORDANCE WITH THIS SECTION 2.

G. DOCUMENTS THAT ARE IN THE POSSESSION OF SELLER, ITS AGENTS OR ITS
SUBCONTRACTORS THAT RELATE TO THE MORTGAGE LOANS AND THAT ARE NOT REQUIRED TO BE
DELIVERED TO THE TRUSTEE SHALL BE SHIPPED BY SELLER TO OR AT THE DIRECTION OF
THE MASTER SERVICER, ON BEHALF OF PURCHASER, ON OR PRIOR TO THE 75TH DAY AFTER
THE CLOSING DATE.

H. THE DOCUMENTS REQUIRED TO BE DELIVERED TO THE MASTER SERVICER SHALL INCLUDE,
TO THE EXTENT REQUIRED TO BE (AND ACTUALLY) DELIVERED TO SELLER PURSUANT TO THE
APPLICABLE MORTGAGE LOAN DOCUMENTS, COPIES OF THE FOLLOWING ITEMS: THE MORTGAGE
NOTE, ANY MORTGAGE, THE ASSIGNMENT OF LEASES AND THE ASSIGNMENT OF

                                        9

MORTGAGE, ANY GUARANTY/INDEMNITY AGREEMENT, ANY LOAN AGREEMENT, THE INSURANCE
POLICIES OR CERTIFICATES, AS APPLICABLE, THE PROPERTY INSPECTION REPORTS, ANY
FINANCIAL STATEMENTS ON THE PROPERTY, ANY ESCROW ANALYSIS, THE TAX BILLS, THE
APPRAISAL, THE ENVIRONMENTAL REPORT, THE ENGINEERING REPORT, THE ASSET SUMMARY,
FINANCIAL INFORMATION ON THE BORROWER/SPONSOR AND ANY GUARANTORS, ANY LETTERS OF
CREDIT, ANY INTERCREDITOR AGREEMENT AND ANY ENVIRONMENTAL INSURANCE POLICIES.

I. UPON THE SALE OF THE MORTGAGE LOANS BY SELLER TO PURCHASER PURSUANT TO THIS
AGREEMENT, THE OWNERSHIP OF EACH MORTGAGE NOTE, MORTGAGE AND THE OTHER CONTENTS
OF THE RELATED MORTGAGE FILE SHALL BE VESTED IN PURCHASER AND ITS ASSIGNS, AND
THE OWNERSHIP OF ALL RECORDS AND DOCUMENTS OF THE TYPE SET FORTH IN SECTION 2.8
ABOVE WITH RESPECT TO THE RELATED MORTGAGE LOAN PREPARED BY OR THAT COME INTO
THE POSSESSION OF SELLER SHALL IMMEDIATELY VEST IN PURCHASER AND ITS ASSIGNS,
AND SHALL BE DELIVERED PROMPTLY BY SELLER TO OR ON BEHALF OF EITHER THE TRUSTEE
OR THE MASTER SERVICER AS SET FORTH HEREIN. SELLER'S AND PURCHASER'S RECORDS
SHALL REFLECT THE TRANSFER OF EACH MORTGAGE LOAN FROM SELLER TO PURCHASER AND
ITS ASSIGNS AS A SALE.

J. IT IS THE EXPRESS INTENT OF THE PARTIES HERETO THAT THE CONVEYANCE OF THE
MORTGAGE LOANS AND RELATED PROPERTY TO PURCHASER BY SELLER AS PROVIDED IN THIS
SECTION 2 BE, AND BE CONSTRUED AS, AN ABSOLUTE SALE OF THE MORTGAGE LOANS AND
RELATED PROPERTY. IT IS, FURTHER, NOT THE INTENTION OF THE PARTIES THAT SUCH
CONVEYANCE BE DEEMED A PLEDGE OF THE MORTGAGE LOANS AND RELATED PROPERTY BY
SELLER TO PURCHASER TO SECURE A DEBT OR OTHER OBLIGATION OF SELLER. HOWEVER, IN
THE EVENT THAT, NOTWITHSTANDING THE INTENT OF THE PARTIES, THE MORTGAGE LOANS OR
ANY RELATED PROPERTY ARE HELD TO BE THE PROPERTY OF SELLER, OR IF FOR ANY OTHER
REASON THIS AGREEMENT IS HELD OR DEEMED TO CREATE A SECURITY INTEREST IN THE
MORTGAGE LOANS OR ANY RELATED PROPERTY, THEN:

     1. THIS AGREEMENT SHALL BE DEEMED TO BE A SECURITY AGREEMENT; AND

     2. THE CONVEYANCE PROVIDED FOR IN THIS SECTION 2 SHALL BE DEEMED TO BE A
GRANT BY SELLER TO PURCHASER OF A SECURITY INTEREST IN ALL OF SELLER'S RIGHT,
TITLE, AND INTEREST, WHETHER NOW OWNED OR HEREAFTER ACQUIRED, IN AND TO:

          A. ALL ACCOUNTS, GENERAL INTANGIBLES, CHATTEL PAPER, INSTRUMENTS,
     DOCUMENTS, MONEY, DEPOSIT ACCOUNTS, CERTIFICATES OF DEPOSIT, GOODS, LETTERS
     OF CREDIT, ADVICES OF CREDIT AND INVESTMENT PROPERTY CONSISTING OF, ARISING
     FROM OR RELATING TO

                                       10

     ANY OF THE FOLLOWING PROPERTY: THE MORTGAGE LOANS IDENTIFIED ON THE
     MORTGAGE LOAN SCHEDULE, INCLUDING THE RELATED MORTGAGE NOTES, MORTGAGES,
     SECURITY AGREEMENTS, AND TITLE, HAZARD AND OTHER INSURANCE POLICIES, ALL
     DISTRIBUTIONS WITH RESPECT THERETO PAYABLE AFTER THE CUT-OFF DATE, ALL
     SUBSTITUTE OR REPLACEMENT MORTGAGE LOANS AND ALL DISTRIBUTIONS WITH RESPECT
     THERETO, AND THE MORTGAGE FILES;

          B. ALL ACCOUNTS, GENERAL INTANGIBLES, CHATTEL PAPER, INSTRUMENTS,
     DOCUMENTS, MONEY, DEPOSIT ACCOUNTS, CERTIFICATES OF DEPOSIT, GOODS, LETTERS
     OF CREDIT, ADVICES OF CREDIT, INVESTMENT PROPERTY AND OTHER RIGHTS ARISING
     FROM OR BY VIRTUE OF THE DISPOSITION OF, OR COLLECTIONS WITH RESPECT TO, OR
     INSURANCE PROCEEDS PAYABLE WITH RESPECT TO, OR CLAIMS AGAINST OTHER PERSONS
     WITH RESPECT TO, ALL OR ANY PART OF THE COLLATERAL DESCRIBED IN CLAUSE (A)
     ABOVE (INCLUDING ANY ACCRUED DISCOUNT REALIZED ON LIQUIDATION OF ANY
     INVESTMENT PURCHASED AT A DISCOUNT); AND

          C. ALL CASH AND NON-CASH PROCEEDS OF THE COLLATERAL DESCRIBED IN
     CLAUSES (A) AND (B) ABOVE.

K. THE POSSESSION BY PURCHASER OR ITS DESIGNEE OF THE MORTGAGE NOTES, THE
MORTGAGES, AND SUCH OTHER GOODS, LETTERS OF CREDIT, ADVICES OF CREDIT,
INSTRUMENTS, MONEY, DOCUMENTS, CHATTEL PAPER OR CERTIFICATED SECURITIES SHALL BE
DEEMED TO BE POSSESSION BY THE SECURED PARTY OR POSSESSION BY A PURCHASER FOR
PURPOSES OF PERFECTING THE SECURITY INTEREST PURSUANT TO THE UNIFORM COMMERCIAL
CODE (INCLUDING, WITHOUT LIMITATION, SECTIONS 9-313 THEREOF) AS IN FORCE IN THE
RELEVANT JURISDICTION. NOTWITHSTANDING THE FOREGOING, SELLER MAKES NO
REPRESENTATION OR WARRANTY AS TO THE PERFECTION OF ANY SUCH SECURITY INTEREST.

L. NOTIFICATIONS TO PERSONS HOLDING SUCH PROPERTY, AND ACKNOWLEDGMENTS,
RECEIPTS, OR CONFIRMATIONS FROM PERSONS HOLDING SUCH PROPERTY, SHALL BE DEEMED
TO BE NOTIFICATIONS TO, OR ACKNOWLEDGMENTS, RECEIPTS OR CONFIRMATIONS FROM,
SECURITIES INTERMEDIARIES, BAILEES OR AGENTS OF, OR PERSONS HOLDING FOR,
PURCHASER OR ITS DESIGNEE, AS APPLICABLE, FOR THE PURPOSE OF PERFECTING SUCH
SECURITY INTEREST UNDER APPLICABLE LAW.

M. SELLER SHALL, TO THE EXTENT CONSISTENT WITH THIS AGREEMENT AND UPON REQUEST
BY OR ON BEHALF OF PURCHASER, TAKE SUCH REASONABLE ACTIONS AS MAY BE NECESSARY
TO ENSURE THAT, IF THIS AGREEMENT WERE DEEMED TO CREATE A SECURITY INTEREST IN
THE PROPERTY DESCRIBED ABOVE, SUCH SECURITY INTEREST WOULD BE DEEMED TO BE A
PERFECTED SECURITY INTEREST OF FIRST PRIORITY UNDER APPLICABLE LAW AND WILL BE

                                       11

MAINTAINED AS SUCH THROUGHOUT THE TERM OF THE AGREEMENT. IN SUCH CASE, SELLER
SHALL FILE ALL FILINGS NECESSARY TO MAINTAIN THE EFFECTIVENESS OF ANY ORIGINAL
FILINGS NECESSARY UNDER THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY
JURISDICTION TO PERFECT SUCH SECURITY INTEREST IN SUCH PROPERTY. IN CONNECTION
HEREWITH, PURCHASER SHALL HAVE ALL OF THE RIGHTS AND REMEDIES OF A SECURED PARTY
AND CREDITOR UNDER THE UNIFORM COMMERCIAL CODE AS IN FORCE IN THE RELEVANT
JURISDICTION.

N. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, AND SUBJECT TO
SECTION 2.1, PURCHASER SHALL NOT BE REQUIRED TO PURCHASE ANY MORTGAGE LOAN AS TO
WHICH ANY MORTGAGE NOTE (ENDORSED AS DESCRIBED IN CLAUSE 2.2.1) REQUIRED TO BE
DELIVERED TO OR ON BEHALF OF THE TRUSTEE OR THE MASTER SERVICER PURSUANT TO THIS
SECTION 2 ON OR BEFORE THE CLOSING DATE IS NOT SO DELIVERED, OR IS NOT PROPERLY
EXECUTED OR IS DEFECTIVE ON ITS FACE, AND PURCHASER'S ACCEPTANCE OF THE RELATED
MORTGAGE LOAN ON THE CLOSING DATE SHALL IN NO WAY CONSTITUTE A WAIVER OF SUCH
OMISSION OR DEFECT OR OF PURCHASER'S OR ITS SUCCESSORS' AND ASSIGNS' RIGHTS IN
RESPECT THEREOF PURSUANT TO SECTION 5.

III. EXAMINATION OF MORTGAGE FILES AND DUE DILIGENCE REVIEW. A. SELLER SHALL (I)
DELIVER TO PURCHASER ON OR BEFORE THE CLOSING DATE A DISKETTE ACCEPTABLE TO
PURCHASER THAT CONTAINS SUCH INFORMATION ABOUT THE MORTGAGE LOANS AS MAY BE
REASONABLY REQUESTED BY PURCHASER, (II) DELIVER TO PURCHASER INVESTOR FILES
(COLLECTIVELY THE "COLLATERAL INFORMATION") WITH RESPECT TO THE ASSETS PROPOSED
TO BE INCLUDED IN THE MORTGAGE POOL AND MADE AVAILABLE AT PURCHASER'S
HEADQUARTERS IN NEW YORK, AND (III) OTHERWISE COOPERATE FULLY WITH PURCHASER IN
ITS EXAMINATION OF THE CREDIT FILES, UNDERWRITING DOCUMENTATION AND MORTGAGE
FILES FOR THE MORTGAGE LOANS AND ITS DUE DILIGENCE REVIEW OF THE MORTGAGE LOANS.
THE FACT THAT PURCHASER HAS CONDUCTED OR HAS FAILED TO CONDUCT ANY PARTIAL OR
COMPLETE EXAMINATION OF THE CREDIT FILES, UNDERWRITING DOCUMENTATION OR MORTGAGE
FILES FOR THE MORTGAGE LOANS SHALL NOT AFFECT THE RIGHT OF PURCHASER OR THE
TRUSTEE TO CAUSE SELLER TO CURE ANY MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH
(EACH AS DEFINED BELOW), OR TO REPURCHASE OR REPLACE THE DEFECTIVE MORTGAGE
LOANS PURSUANT TO SECTION 5 HEREOF.

B. ON OR PRIOR TO THE CLOSING DATE, SELLER SHALL ALLOW REPRESENTATIVES OF ANY OF
PURCHASER, EACH UNDERWRITER, EACH INITIAL PURCHASER, THE TRUSTEE, THE SPECIAL
SERVICER AND EACH RATING AGENCY TO EXAMINE AND AUDIT ALL BOOKS, RECORDS AND
FILES PERTAINING TO THE MORTGAGE LOANS, SELLER'S UNDERWRITING PROCEDURES AND
SELLER'S ABILITY TO PERFORM OR OBSERVE ALL OF THE TERMS, COVENANTS AND

                                       12

CONDITIONS OF THIS AGREEMENT. SUCH EXAMINATIONS AND AUDITS SHALL TAKE PLACE AT
ONE OR MORE OFFICES OF SELLER DURING NORMAL BUSINESS HOURS AND SHALL NOT BE
CONDUCTED IN A MANNER THAT IS DISRUPTIVE TO SELLER'S NORMAL BUSINESS OPERATIONS
UPON REASONABLE PRIOR ADVANCE NOTICE. IN THE COURSE OF SUCH EXAMINATIONS AND
AUDITS, SELLER WILL MAKE AVAILABLE TO SUCH REPRESENTATIVES OF ANY OF PURCHASER,
EACH UNDERWRITER, EACH INITIAL PURCHASER, THE TRUSTEE, THE SPECIAL SERVICER AND
EACH RATING AGENCY REASONABLY ADEQUATE FACILITIES, AS WELL AS THE ASSISTANCE OF
A SUFFICIENT NUMBER OF KNOWLEDGEABLE AND RESPONSIBLE INDIVIDUALS WHO ARE
FAMILIAR WITH THE MORTGAGE LOANS AND THE TERMS OF THIS AGREEMENT, AND SELLER
SHALL COOPERATE FULLY WITH ANY SUCH EXAMINATION AND AUDIT IN ALL MATERIAL
RESPECTS. ON OR PRIOR TO THE CLOSING DATE, SELLER SHALL PROVIDE PURCHASER WITH
ALL MATERIAL INFORMATION REGARDING SELLER'S FINANCIAL CONDITION AND ACCESS TO
KNOWLEDGEABLE FINANCIAL OR ACCOUNTING OFFICERS FOR THE PURPOSE OF ANSWERING
QUESTIONS WITH RESPECT TO SELLER'S FINANCIAL CONDITION, FINANCIAL STATEMENTS AS
PROVIDED TO PURCHASER OR OTHER DEVELOPMENTS AFFECTING SELLER'S ABILITY TO
CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY OR OTHERWISE AFFECTING SELLER IN
ANY MATERIAL RESPECT. WITHIN 45 DAYS AFTER THE CLOSING DATE, SELLER SHALL
PROVIDE THE MASTER SERVICER WITH ANY ADDITIONAL INFORMATION IDENTIFIED BY THE
MASTER SERVICER AS NECESSARY TO COMPLETE THE CMSA PROPERTY FILE, TO THE EXTENT
THAT SUCH INFORMATION IS AVAILABLE.

C. PURCHASER MAY EXERCISE ANY OF ITS RIGHTS HEREUNDER THROUGH ONE OR MORE
DESIGNEES OR AGENTS, PROVIDED PURCHASER HAS PROVIDED SELLER WITH PRIOR NOTICE OF
THE IDENTITY OF SUCH DESIGNEE OR AGENT.

D. PURCHASER SHALL KEEP CONFIDENTIAL ANY INFORMATION REGARDING SELLER AND THE
MORTGAGE LOANS THAT HAS BEEN DELIVERED INTO PURCHASER'S POSSESSION AND THAT IS
NOT OTHERWISE PUBLICLY AVAILABLE; PROVIDED, HOWEVER, THAT SUCH INFORMATION SHALL
NOT BE KEPT CONFIDENTIAL (AND THE RIGHT TO REQUIRE CONFIDENTIALITY UNDER ANY
CONFIDENTIALITY AGREEMENT IS HEREBY WAIVED) TO THE EXTENT SUCH INFORMATION IS
REQUIRED TO BE INCLUDED IN THE MEMORANDUM OR THE PROSPECTUS SUPPLEMENT OR
PURCHASER IS REQUIRED BY LAW OR COURT ORDER TO DISCLOSE SUCH INFORMATION. IF
PURCHASER IS REQUIRED TO DISCLOSE IN THE MEMORANDUM OR THE PROSPECTUS SUPPLEMENT
CONFIDENTIAL INFORMATION REGARDING SELLER AS DESCRIBED IN THE PRECEDING
SENTENCE, PURCHASER SHALL PROVIDE TO SELLER A COPY OF THE PROPOSED FORM OF SUCH
DISCLOSURE PRIOR TO MAKING SUCH DISCLOSURE AND SELLER SHALL PROMPTLY, AND IN ANY
EVENT WITHIN TWO BUSINESS DAYS, NOTIFY PURCHASER OF ANY INACCURACIES THEREIN, IN
WHICH CASE PURCHASER SHALL MODIFY SUCH FORM IN A MANNER THAT CORRECTS SUCH
INACCURACIES. IF PURCHASER IS REQUIRED BY LAW OR COURT ORDER TO DISCLOSE
CONFIDENTIAL INFORMATION REGARDING SELLER AS DESCRIBED IN THE SECOND PRECEDING
SENTENCE, PURCHASER SHALL NOTIFY SELLER AND

                                       13

COOPERATE IN SELLER'S EFFORTS TO OBTAIN A PROTECTIVE ORDER OR OTHER REASONABLE
ASSURANCE THAT CONFIDENTIAL TREATMENT WILL BE ACCORDED SUCH INFORMATION AND, IF
IN THE ABSENCE OF A PROTECTIVE ORDER OR SUCH ASSURANCE, PURCHASER IS COMPELLED
AS A MATTER OF LAW TO DISCLOSE SUCH INFORMATION, PURCHASER SHALL, PRIOR TO
MAKING SUCH DISCLOSURE, ADVISE AND CONSULT WITH SELLER AND ITS COUNSEL AS TO
SUCH DISCLOSURE AND THE NATURE AND WORDING OF SUCH DISCLOSURE AND PURCHASER
SHALL USE REASONABLE EFFORTS TO OBTAIN CONFIDENTIAL TREATMENT THEREFOR.
NOTWITHSTANDING THE FOREGOING, IF REASONABLY ADVISED BY COUNSEL THAT PURCHASER
IS REQUIRED BY A REGULATORY AGENCY OR COURT ORDER TO MAKE SUCH DISCLOSURE
IMMEDIATELY, THEN PURCHASER SHALL BE PERMITTED TO MAKE SUCH DISCLOSURE WITHOUT
PRIOR REVIEW BY SELLER.

IV.  REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.

A. TO INDUCE PURCHASER TO ENTER INTO THIS AGREEMENT, SELLER HEREBY MAKES FOR THE
BENEFIT OF PURCHASER AND ITS ASSIGNS WITH RESPECT TO EACH MORTGAGE LOAN (SUBJECT
TO THE LAST PARAGRAPH OF THIS SECTION 4.1) AS OF THE DATE HEREOF (OR AS OF SUCH
OTHER DATE SPECIFICALLY SET FORTH IN THE PARTICULAR REPRESENTATION AND WARRANTY)
EACH OF THE REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2 HERETO, EXCEPT
AS OTHERWISE SET FORTH ON SCHEDULE A ATTACHED HERETO, AND HEREBY FURTHER
REPRESENTS AND WARRANTS TO PURCHASER AS OF THE DATE HEREOF THAT:

     1. SELLER IS DULY ORGANIZED AND IS VALIDLY EXISTING AS A CORPORATION IN
GOOD STANDING UNDER THE LAWS OF THE STATE OF NEW YORK. SELLER HAS THE REQUISITE
POWER AND AUTHORITY AND LEGAL RIGHT TO OWN THE MORTGAGE LOANS AND TO TRANSFER
AND CONVEY THE MORTGAGE LOANS TO PURCHASER AND HAS THE REQUISITE POWER AND
AUTHORITY TO EXECUTE AND DELIVER, ENGAGE IN THE TRANSACTIONS CONTEMPLATED BY,
AND PERFORM AND OBSERVE THE TERMS AND CONDITIONS OF, THIS AGREEMENT.

     2. THIS AGREEMENT HAS BEEN DULY AND VALIDLY AUTHORIZED, EXECUTED AND
DELIVERED BY SELLER, AND ASSUMING THE DUE AUTHORIZATION, EXECUTION AND DELIVERY
HEREOF BY PURCHASER, THIS AGREEMENT CONSTITUTES THE VALID, LEGAL AND BINDING
AGREEMENT OF SELLER, ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
ENFORCEMENT MAY BE LIMITED BY (A) LAWS RELATING TO BANKRUPTCY, INSOLVENCY,
REORGANIZATION, RECEIVERSHIP OR MORATORIUM, (B) OTHER LAWS RELATING TO OR
AFFECTING THE RIGHTS OF CREDITORS GENERALLY, (C) GENERAL EQUITY PRINCIPLES
(REGARDLESS OF WHETHER SUCH ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY
OR AT LAW) OR (D) PUBLIC POLICY CONSIDERATIONS UNDERLYING THE SECURITIES LAWS,
TO THE EXTENT THAT

                                       14

SUCH PUBLIC POLICY CONSIDERATIONS LIMIT THE ENFORCEABILITY OF THE PROVISIONS OF
THIS AGREEMENT THAT PURPORT TO PROVIDE INDEMNIFICATION FROM LIABILITIES UNDER
APPLICABLE SECURITIES LAWS.

     3. NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF, REGISTRATION OR FILING
WITH, OR NOTICE TO, ANY GOVERNMENTAL AUTHORITY OR COURT IS REQUIRED, UNDER
FEDERAL OR STATE LAW, FOR THE EXECUTION, DELIVERY AND PERFORMANCE OF OR
COMPLIANCE BY SELLER WITH THIS AGREEMENT, OR THE CONSUMMATION BY SELLER OF ANY
TRANSACTION CONTEMPLATED HEREBY, OTHER THAN (A) SUCH QUALIFICATIONS AS MAY BE
REQUIRED UNDER STATE SECURITIES OR BLUE SKY LAWS, (B) THE FILING OR RECORDING OF
FINANCING STATEMENTS, INSTRUMENTS OF ASSIGNMENT AND OTHER SIMILAR DOCUMENTS
NECESSARY IN CONNECTION WITH SELLER'S SALE OF THE MORTGAGE LOANS TO PURCHASER,
(C) SUCH CONSENTS, APPROVALS, AUTHORIZATIONS, QUALIFICATIONS, REGISTRATIONS,
FILINGS OR NOTICES AS HAVE BEEN OBTAINED AND (D) WHERE THE LACK OF SUCH CONSENT,
APPROVAL, AUTHORIZATION, QUALIFICATION, REGISTRATION, FILING OR NOTICE WOULD NOT
HAVE A MATERIAL ADVERSE EFFECT ON THE PERFORMANCE BY SELLER UNDER THIS
AGREEMENT.

     4. NEITHER THE TRANSFER OF THE MORTGAGE LOANS TO PURCHASER, NOR THE
EXECUTION, DELIVERY OR PERFORMANCE OF THIS AGREEMENT BY SELLER, CONFLICTS OR
WILL CONFLICT WITH, RESULTS OR WILL RESULT IN A BREACH OF, OR CONSTITUTES OR
WILL CONSTITUTE A DEFAULT UNDER (A) ANY TERM OR PROVISION OF SELLER'S ARTICLES
OF ORGANIZATION OR BY-LAWS, (B) ANY TERM OR PROVISION OF ANY MATERIAL AGREEMENT,
CONTRACT, INSTRUMENT OR INDENTURE TO WHICH SELLER IS A PARTY OR BY WHICH IT OR
ANY OF ITS ASSETS IS BOUND OR RESULTS IN THE CREATION OR IMPOSITION OF ANY LIEN,
CHARGE OR ENCUMBRANCE UPON ANY OF ITS PROPERTY PURSUANT TO THE TERMS OF ANY SUCH
INDENTURE, MORTGAGE, CONTRACT OR OTHER INSTRUMENT, OTHER THAN PURSUANT TO THIS
AGREEMENT, OR (C) AFTER GIVING EFFECT TO THE CONSENTS OR TAKING OF THE ACTIONS
CONTEMPLATED IN SUBSECTION 4.1.3, ANY LAW, RULE, REGULATION, ORDER, JUDGMENT,
WRIT, INJUNCTION OR DECREE OF ANY COURT OR GOVERNMENTAL AUTHORITY HAVING
JURISDICTION OVER SELLER OR ITS ASSETS, EXCEPT WHERE IN ANY OF THE INSTANCES
CONTEMPLATED BY CLAUSES (B) OR (C) ABOVE, ANY CONFLICT, BREACH OR DEFAULT, OR
CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE, WILL NOT HAVE A
MATERIAL ADVERSE EFFECT ON THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED
HEREBY BY SELLER OR ITS ABILITY TO PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER
OR RESULT IN ANY MATERIAL ADVERSE CHANGE IN THE BUSINESS, OPERATIONS, FINANCIAL
CONDITION, PROPERTIES OR ASSETS OF SELLER, OR IN ANY MATERIAL IMPAIRMENT OF THE
RIGHT OR ABILITY OF SELLER TO CARRY ON ITS BUSINESS SUBSTANTIALLY AS NOW
CONDUCTED.

                                       15

     5. THERE ARE NO ACTIONS OR PROCEEDINGS AGAINST, OR INVESTIGATIONS OF,
SELLER PENDING OR, TO SELLER'S KNOWLEDGE, THREATENED IN WRITING AGAINST SELLER
BEFORE ANY COURT, ADMINISTRATIVE AGENCY OR OTHER TRIBUNAL, THE OUTCOME OF WHICH
COULD REASONABLY BE EXPECTED TO MATERIALLY AND ADVERSELY AFFECT THE TRANSFER OF
THE MORTGAGE LOANS TO PURCHASER OR THE EXECUTION OR DELIVERY BY, OR
ENFORCEABILITY AGAINST, SELLER OF THIS AGREEMENT OR HAVE AN EFFECT ON THE
FINANCIAL CONDITION OF SELLER THAT WOULD MATERIALLY AND ADVERSELY AFFECT THE
ABILITY OF SELLER TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT.

     6. ON THE CLOSING DATE, THE SALE OF THE MORTGAGE LOANS PURSUANT TO THIS
AGREEMENT WILL EFFECT A TRANSFER BY SELLER OF ALL OF ITS RIGHT, TITLE AND
INTEREST IN AND TO THE MORTGAGE LOANS TO PURCHASER.

     7. TO SELLER'S KNOWLEDGE, SELLER'S INFORMATION (AS DEFINED IN THAT CERTAIN
INDEMNIFICATION AGREEMENT, DATED JULY 29, 2005, BETWEEN SELLER, PURCHASER, THE
UNDERWRITERS AND THE INITIAL PURCHASERS (THE "INDEMNIFICATION AGREEMENT"))
RELATING TO THE MORTGAGE LOANS DOES NOT CONTAIN ANY UNTRUE STATEMENT OF A
MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS
THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT
MISLEADING. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THIS
SUBPARAGRAPH 4.1.7 SHALL RUN EXCLUSIVELY TO THE BENEFIT OF PURCHASER AND NO
OTHER PARTY.

          To induce Purchaser to enter into this Agreement, Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

Each of the representations, warranties and covenants made by Seller pursuant to this Section 4.1 shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

B. TO INDUCE SELLER TO ENTER INTO THIS AGREEMENT, PURCHASER HEREBY REPRESENTS
AND WARRANTS TO SELLER AS OF THE DATE HEREOF:

     1. PURCHASER IS A CORPORATION DULY ORGANIZED, VALIDLY EXISTING, AND IN GOOD
STANDING UNDER THE LAWS OF THE STATE OF DELAWARE WITH FULL POWER AND AUTHORITY
TO CARRY ON ITS BUSINESS AS PRESENTLY CONDUCTED BY IT.

     2. PURCHASER HAS FULL POWER AND AUTHORITY TO ACQUIRE THE MORTGAGE LOANS, TO
EXECUTE AND DELIVER THIS AGREEMENT AND TO ENTER INTO AND CONSUMMATE ALL
TRANSACTIONS CONTEMPLATED BY THIS

                                       16

AGREEMENT. PURCHASER HAS DULY AND VALIDLY AUTHORIZED THE EXECUTION, DELIVERY AND
PERFORMANCE OF THIS AGREEMENT AND HAS DULY AND VALIDLY EXECUTED AND DELIVERED
THIS AGREEMENT. THIS AGREEMENT, ASSUMING DUE AUTHORIZATION, EXECUTION AND
DELIVERY BY SELLER, CONSTITUTES THE VALID AND BINDING OBLIGATION OF PURCHASER,
ENFORCEABLE AGAINST IT IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
ENFORCEABILITY MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY, REORGANIZATION,
MORATORIUM AND OTHER SIMILAR LAWS AFFECTING THE ENFORCEMENT OF CREDITORS' RIGHTS
GENERALLY AND BY GENERAL PRINCIPLES OF EQUITY, REGARDLESS OF WHETHER SUCH
ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW.

     3. NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF, REGISTRATION OR FILING
WITH, OR NOTICE TO, ANY GOVERNMENTAL AUTHORITY OR COURT IS REQUIRED, UNDER
FEDERAL OR STATE LAW, FOR THE EXECUTION, DELIVERY AND PERFORMANCE OF OR
COMPLIANCE BY PURCHASER WITH THIS AGREEMENT, OR THE CONSUMMATION BY PURCHASER OF
ANY TRANSACTION CONTEMPLATED HEREBY THAT HAS NOT BEEN OBTAINED OR MADE BY
PURCHASER.

     4. NEITHER THE PURCHASE OF THE MORTGAGE LOANS NOR THE EXECUTION, DELIVERY
AND PERFORMANCE OF THIS AGREEMENT BY PURCHASER WILL VIOLATE PURCHASER'S
CERTIFICATE OF INCORPORATION OR BY-LAWS OR CONSTITUTE A DEFAULT (OR AN EVENT
THAT, WITH NOTICE OR LAPSE OF TIME OR BOTH, WOULD CONSTITUTE A DEFAULT) UNDER,
OR RESULT IN A BREACH OF, ANY MATERIAL AGREEMENT, CONTRACT, INSTRUMENT OR
INDENTURE TO WHICH PURCHASER IS A PARTY OR THAT MAY BE APPLICABLE TO PURCHASER
OR ITS ASSETS.

     5. PURCHASER'S EXECUTION AND DELIVERY OF THIS AGREEMENT AND ITS PERFORMANCE
AND COMPLIANCE WITH THE TERMS OF THIS AGREEMENT WILL NOT CONSTITUTE A VIOLATION
OF ANY LAW, RULE, WRIT, INJUNCTION, ORDER OR DECREE OF ANY COURT, OR ORDER OR
REGULATION OF ANY FEDERAL, STATE OR MUNICIPAL GOVERNMENT AGENCY HAVING
JURISDICTION OVER PURCHASER OR ITS ASSETS, WHICH VIOLATION COULD MATERIALLY AND
ADVERSELY AFFECT THE CONDITION (FINANCIAL OR OTHERWISE) OR THE OPERATION OF
PURCHASER OR ITS ASSETS OR COULD MATERIALLY AND ADVERSELY AFFECT ITS ABILITY TO
PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER.

     6. THERE ARE NO ACTIONS OR PROCEEDINGS AGAINST, OR INVESTIGATIONS OF,
PURCHASER PENDING OR, TO PURCHASER'S KNOWLEDGE, THREATENED AGAINST PURCHASER
BEFORE ANY COURT, ADMINISTRATIVE AGENCY OR OTHER TRIBUNAL, THE OUTCOME OF WHICH
COULD REASONABLY BE EXPECTED TO ADVERSELY AFFECT THE TRANSFER OF THE MORTGAGE
LOANS, THE ISSUANCE OF THE CERTIFICATES, THE EXECUTION, DELIVERY OR
ENFORCEABILITY OF THIS AGREEMENT OR HAVE AN EFFECT ON THE FINANCIAL

                                       17

CONDITION OF PURCHASER THAT WOULD MATERIALLY AND ADVERSELY AFFECT THE ABILITY OF
PURCHASER TO PERFORM ITS OBLIGATION UNDER THIS AGREEMENT.

     7. PURCHASER HAS NOT DEALT WITH ANY BROKER, INVESTMENT BANKER, AGENT OR
OTHER PERSON, OTHER THAN SELLER, THE UNDERWRITERS, THE INITIAL PURCHASERS AND
THEIR RESPECTIVE AFFILIATES, THAT MAY BE ENTITLED TO ANY COMMISSION OR
COMPENSATION IN CONNECTION WITH THE SALE OF THE MORTGAGE LOANS OR CONSUMMATION
OF ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

          To induce Seller to enter into this Agreement, Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

          Each of the representations and warranties made by Purchaser pursuant to this Section 4.2 shall survive the purchase of the Mortgage Loans.

V. REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES MADE BY SELLER.

A. IT IS HEREBY ACKNOWLEDGED THAT SELLER SHALL MAKE FOR THE BENEFIT OF THE
TRUSTEE ON BEHALF OF THE HOLDERS OF THE CERTIFICATES, WHETHER DIRECTLY OR BY WAY
OF PURCHASER'S ASSIGNMENT OF ITS RIGHTS HEREUNDER TO THE TRUSTEE, THE
REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2 HERETO (EACH AS OF THE
DATE HEREOF UNLESS OTHERWISE SPECIFIED).

B. IT IS HEREBY FURTHER ACKNOWLEDGED THAT IF ANY DOCUMENT REQUIRED TO BE
DELIVERED TO THE TRUSTEE PURSUANT TO SECTION 2 IS NOT DELIVERED AS AND WHEN
REQUIRED, NOT PROPERLY EXECUTED OR IS DEFECTIVE ON ITS FACE, OR IF THERE IS A
BREACH OF ANY OF THE REPRESENTATIONS AND WARRANTIES REQUIRED TO BE MADE BY
SELLER REGARDING THE CHARACTERISTICS OF THE MORTGAGE LOANS AND/OR THE RELATED
MORTGAGED PROPERTIES AS SET FORTH IN EXHIBIT 2 HERETO, AND IN EITHER CASE SUCH
DEFECT OR BREACH, EITHER (I) MATERIALLY AND ADVERSELY AFFECTS THE INTERESTS OF
THE HOLDERS OF THE CERTIFICATES IN THE RELATED MORTGAGE LOAN, OR (II) BOTH (A)
THE DOCUMENT DEFECT OR BREACH MATERIALLY AND ADVERSELY AFFECTS THE VALUE OF THE
MORTGAGE LOAN AND (B) THE MORTGAGE LOAN IS A SPECIALLY SERVICED MORTGAGE LOAN OR
REHABILITATED MORTGAGE LOAN (SUCH A DOCUMENT DEFECT DESCRIBED IN THE PRECEDING
CLAUSE (I) OR (II), A "MATERIAL DOCUMENT DEFECT" AND SUCH A BREACH DESCRIBED IN
THE PRECEDING CLAUSE (I) OR (II) A "MATERIAL BREACH"), THE PARTY DISCOVERING
SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH SHALL PROMPTLY NOTIFY, IN
WRITING, THE OTHER PARTIES; PROVIDED THAT ANY BREACH OF

                                       18

THE REPRESENTATION AND WARRANTY CONTAINED IN PARAGRAPH (41) OF SUCH EXHIBIT 2
SHALL CONSTITUTE A MATERIAL BREACH ONLY IF SUCH PREPAYMENT PREMIUM OR YIELD
MAINTENANCE CHARGE IS NOT DEEMED "CUSTOMARY" FOR COMMERCIAL MORTGAGE LOANS AS
EVIDENCED BY (I) AN OPINION OF TAX COUNSEL TO SUCH EFFECT OR (II) A
DETERMINATION BY THE INTERNAL REVENUE SERVICE THAT SUCH PROVISION IS NOT
CUSTOMARY. PROMPTLY (BUT IN ANY EVENT WITHIN THREE BUSINESS DAYS) UPON BECOMING
AWARE OF ANY SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, THE MASTER
SERVICER SHALL, AND THE SPECIAL SERVICER MAY, REQUEST THAT SELLER, NOT LATER
THAN 90 DAYS FROM SELLER'S RECEIPT OF THE NOTICE OF SUCH MATERIAL DOCUMENT
DEFECT OR MATERIAL BREACH, CURE SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL
BREACH, AS THE CASE MAY BE, IN ALL MATERIAL RESPECTS; PROVIDED, HOWEVER, THAT IF
SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, AS THE CASE MAY BE, CANNOT BE
CORRECTED OR CURED IN ALL MATERIAL RESPECTS WITHIN SUCH 90 DAY PERIOD, AND SUCH
MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH WOULD NOT CAUSE THE MORTGAGE LOAN TO
BE OTHER THAN A "QUALIFIED MORTGAGE"(AS DEFINED IN THE CODE) BUT SELLER IS
DILIGENTLY ATTEMPTING TO EFFECT SUCH CORRECTION OR CURE, AS CERTIFIED BY SELLER
IN AN OFFICER'S CERTIFICATE DELIVERED TO THE TRUSTEE, THEN THE CURE PERIOD WILL
BE EXTENDED FOR AN ADDITIONAL 90 DAYS UNLESS, SOLELY IN THE CASE OF A MATERIAL
DOCUMENT DEFECT, (X) THE MORTGAGE LOAN IS THEN A SPECIALLY SERVICED MORTGAGE
LOAN AND A SERVICING TRANSFER EVENT HAS OCCURRED AS A RESULT OF A MONETARY
DEFAULT OR AS DESCRIBED IN CLAUSE (II) OR CLAUSE (V) OF THE DEFINITION OF
"SERVICING TRANSFER EVENT" IN THE POOLING AND SERVICING AGREEMENT AND (Y) THE
MATERIAL DOCUMENT DEFECT WAS IDENTIFIED IN A CERTIFICATION DELIVERED TO SELLER
BY THE TRUSTEE PURSUANT TO SECTION 2.2 OF THE POOLING AND SERVICING AGREEMENT
NOT LESS THAN 90 DAYS PRIOR TO THE DELIVERY OF THE NOTICE OF SUCH MATERIAL
DOCUMENT DEFECT. THE PARTIES ACKNOWLEDGE THAT NEITHER DELIVERY OF A
CERTIFICATION OR SCHEDULE OF EXCEPTIONS TO SELLER PURSUANT TO SECTION 2.2 OF THE
POOLING AND SERVICING AGREEMENT OR OTHERWISE NOR POSSESSION OF SUCH
CERTIFICATION OR SCHEDULE BY SELLER SHALL, IN AND OF ITSELF, CONSTITUTE DELIVERY
OF NOTICE OF ANY MATERIAL DOCUMENT DEFECT OR KNOWLEDGE OR AWARENESS BY SELLER OF
ANY MATERIAL DOCUMENT DEFECT LISTED THEREIN.

C. SELLER HEREBY COVENANTS AND AGREES THAT, IF ANY SUCH MATERIAL DOCUMENT DEFECT
OR MATERIAL BREACH CANNOT BE CORRECTED OR CURED WITHIN THE ABOVE CURE PERIODS,
SELLER SHALL, ON OR BEFORE THE TERMINATION OF SUCH CURE PERIODS, EITHER (I)
REPURCHASE THE AFFECTED MORTGAGE LOAN OR REO MORTGAGE LOAN FROM PURCHASER OR ITS
ASSIGNEE AT THE PURCHASE PRICE AS DEFINED IN THE POOLING AND SERVICING
AGREEMENT, OR (II) IF WITHIN THE THREE-MONTH PERIOD COMMENCING ON THE CLOSING
DATE (OR WITHIN THE TWO-YEAR PERIOD COMMENCING ON THE CLOSING DATE IF THE
RELATED MORTGAGE LOAN IS A

                                       19

"DEFECTIVE OBLIGATION" WITHIN THE MEANING OF SECTION 860G(A)(4)(B)(II) OF THE
CODE AND TREASURY REGULATION SECTION 1.860G-2(F)), AT ITS OPTION REPLACE,
WITHOUT RECOURSE, ANY MORTGAGE LOAN OR REO MORTGAGE LOAN TO WHICH SUCH DEFECT
RELATES WITH A QUALIFYING SUBSTITUTE MORTGAGE LOAN. IF SUCH MATERIAL DOCUMENT
DEFECT OR MATERIAL BREACH WOULD CAUSE THE MORTGAGE LOAN TO BE OTHER THAN A
"QUALIFIED MORTGAGE" (AS DEFINED IN THE CODE), THEN NOTWITHSTANDING THE PREVIOUS
SENTENCE OR THE PREVIOUS PARAGRAPH, REPURCHASE MUST OCCUR WITHIN 85 DAYS FROM
THE DATE SELLER WAS NOTIFIED OF THE DEFECT. SELLER AGREES THAT ANY SUBSTITUTION
SHALL BE COMPLETED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE POOLING
AND SERVICING AGREEMENT.

D. IF (X) A MORTGAGE LOAN IS TO BE REPURCHASED OR REPLACED AS CONTEMPLATED ABOVE
(A "DEFECTIVE MORTGAGE LOAN"), (Y) SUCH DEFECTIVE MORTGAGE LOAN IS
CROSS-COLLATERALIZED AND CROSS-DEFAULTED WITH ONE OR MORE OTHER MORTGAGE LOANS
("CROSSED MORTGAGE LOANS") AND (Z) THE APPLICABLE DOCUMENT DEFECT OR BREACH DOES
NOT CONSTITUTE A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, AS THE CASE MAY
BE, AS TO SUCH CROSSED MORTGAGE LOANS (WITHOUT REGARD TO THIS PARAGRAPH), THEN
THE APPLICABLE DOCUMENT DEFECT OR BREACH (AS THE CASE MAY BE) SHALL BE DEEMED TO
CONSTITUTE A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, AS THE CASE MAY BE, AS
TO EACH SUCH CROSSED MORTGAGE LOAN FOR PURPOSES OF THE ABOVE PROVISIONS, AND
SELLER SHALL BE OBLIGATED TO REPURCHASE OR REPLACE EACH SUCH CROSSED MORTGAGE
LOAN IN ACCORDANCE WITH THE PROVISIONS ABOVE, UNLESS, IN THE CASE OF SUCH BREACH
OR DOCUMENT DEFECT, (A) SELLER PROVIDES A NONDISQUALIFICATION OPINION TO THE
TRUSTEE AT THE EXPENSE OF SELLER IF, IN THE REASONABLE BUSINESS JUDGMENT OF THE
TRUSTEE, IT WOULD BE USUAL AND CUSTOMARY IN ACCORDANCE WITH INDUSTRY PRACTICE TO
OBTAIN A NONDISQUALIFICATION OPINION AND (B) BOTH OF THE FOLLOWING CONDITIONS
WOULD BE SATISFIED IF SELLER WERE TO REPURCHASE OR REPLACE ONLY THOSE MORTGAGE
LOANS AS TO WHICH A MATERIAL BREACH OR MATERIAL DOCUMENT DEFECT HAD OCCURRED
WITHOUT REGARD TO THIS PARAGRAPH (THE "AFFECTED LOAN(S)"): (I) THE DEBT SERVICE
COVERAGE RATIO FOR ALL SUCH OTHER MORTGAGE LOANS (EXCLUDING THE AFFECTED
LOAN(S)) FOR THE FOUR CALENDAR QUARTERS IMMEDIATELY PRECEDING THE REPURCHASE OR
REPLACEMENT IS NOT LESS THAN THE LESSER OF (A) 0.10X BELOW THE DEBT SERVICE
COVERAGE RATIO FOR ALL SUCH OTHER MORTGAGE LOANS (INCLUDING THE AFFECTED
LOANS(S)) SET FORTH IN APPENDIX A TO THE FINAL PROSPECTUS SUPPLEMENT AND (B) THE
DEBT SERVICE COVERAGE RATIO FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE
AFFECTED LOAN(S)) FOR THE FOUR PRECEDING CALENDAR QUARTERS PRECEDING THE
REPURCHASE OR REPLACEMENT, AND (II) THE LOAN-TO-VALUE RATIO FOR ALL SUCH CROSSED
MORTGAGE LOANS (EXCLUDING THE AFFECTED LOAN(S)) IS NOT GREATER THAN THE GREATER
OF (A) THE LOAN-TO-VALUE RATIO, EXPRESSED AS A WHOLE NUMBER (TAKEN TO

                                       20

ONE DECIMAL PLACE), FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE AFFECTED
LOAN(S)) SET FORTH IN APPENDIX A TO THE FINAL PROSPECTUS SUPPLEMENT PLUS 10% AND
(B) THE LOAN-TO-VALUE RATIO FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE
AFFECTED LOANS(S)), AT THE TIME OF REPURCHASE OR REPLACEMENT. THE DETERMINATION
OF THE MASTER SERVICER AS TO WHETHER THE CONDITIONS SET FORTH ABOVE HAVE BEEN
SATISFIED SHALL BE CONCLUSIVE AND BINDING IN THE ABSENCE OF MANIFEST ERROR. THE
MASTER SERVICER WILL BE ENTITLED TO CAUSE TO BE DELIVERED, OR DIRECT SELLER TO
(IN WHICH CASE SELLER SHALL) CAUSE TO BE DELIVERED TO THE MASTER SERVICER, AN
APPRAISAL OF ANY OR ALL OF THE RELATED MORTGAGED PROPERTIES FOR PURPOSES OF
DETERMINING WHETHER THE CONDITION SET FORTH IN CLAUSE (II) ABOVE HAS BEEN
SATISFIED, IN EACH CASE AT THE EXPENSE OF SELLER IF THE SCOPE AND COST OF THE
APPRAISAL IS APPROVED BY SELLER (SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD).

E. WITH RESPECT TO ANY DEFECTIVE MORTGAGE LOAN, TO THE EXTENT THAT SELLER IS
REQUIRED TO REPURCHASE OR SUBSTITUTE FOR SUCH DEFECTIVE MORTGAGE LOAN (EACH, A
"REPURCHASED LOAN") IN THE MANNER PRESCRIBED ABOVE WHILE THE TRUSTEE (AS
ASSIGNEE OF PURCHASER) CONTINUES TO HOLD ANY CROSSED MORTGAGE LOAN, SELLER AND
PURCHASER HEREBY AGREE TO FOREBEAR FROM ENFORCING ANY REMEDIES AGAINST THE
OTHER'S PRIMARY COLLATERAL BUT MAY EXERCISE REMEDIES AGAINST THE PRIMARY
COLLATERAL SECURING THEIR RESPECTIVE MORTGAGE LOANS, INCLUDING WITH RESPECT TO
THE TRUSTEE, THE PRIMARY COLLATERAL SECURING THE MORTGAGE LOANS STILL HELD BY
THE TRUSTEE, SO LONG AS SUCH EXERCISE DOES NOT IMPAIR THE ABILITY OF THE OTHER
PARTY TO EXERCISE ITS REMEDIES AGAINST ITS PRIMARY COLLATERAL. IF THE EXERCISE
OF REMEDIES BY ONE PARTY WOULD IMPAIR THE ABILITY OF THE OTHER PARTY TO EXERCISE
ITS REMEDIES WITH RESPECT TO THE PRIMARY COLLATERAL SECURING THE MORTGAGE LOAN
OR MORTGAGE LOANS HELD BY SUCH PARTY, THEN BOTH PARTIES SHALL FORBEAR FROM
EXERCISING SUCH REMEDIES UNTIL THE LOAN DOCUMENTS EVIDENCING AND SECURING THE
RELEVANT MORTGAGE LOANS CAN BE MODIFIED IN A MANNER THAT COMPLIES WITH THE
POOLING AND SERVICING AGREEMENT TO REMOVE THE THREAT OF IMPAIRMENT AS A RESULT
OF THE EXERCISE OF REMEDIES. ANY RESERVE OR OTHER CASH COLLATERAL OR LETTERS OF
CREDIT SECURING THE CROSSED MORTGAGE LOANS SHALL BE ALLOCATED BETWEEN SUCH
MORTGAGE LOANS IN ACCORDANCE WITH THE MORTGAGE LOAN DOCUMENTS, OR OTHERWISE ON A
PRO RATA BASIS BASED UPON THEIR OUTSTANDING PRINCIPAL BALANCES. ALL OTHER TERMS
OF THE MORTGAGE LOANS SHALL REMAIN IN FULL FORCE AND EFFECT, WITHOUT ANY
MODIFICATION THEREOF. THE MORTGAGORS SET FORTH ON SCHEDULE B HERETO ARE INTENDED
THIRD-PARTY BENEFICIARIES OF THE PROVISIONS SET FORTH IN THIS PARAGRAPH AND THE
PRECEDING PARAGRAPH. THE PROVISIONS OF THIS PARAGRAPH AND THE PRECEDING
PARAGRAPH MAY NOT BE MODIFIED WITH RESPECT TO ANY MORTGAGE LOAN WITHOUT THE
RELATED MORTGAGOR'S CONSENT.

                                       21

F. ANY OF THE FOLLOWING DOCUMENT DEFECTS SHALL BE CONCLUSIVELY PRESUMED
MATERIALLY AND ADVERSELY TO AFFECT THE INTERESTS OF CERTIFICATEHOLDERS IN A
MORTGAGE LOAN AND BE A MATERIAL DOCUMENT DEFECT: (A) THE ABSENCE FROM THE
MORTGAGE FILE OF THE ORIGINAL SIGNED MORTGAGE NOTE, UNLESS THE MORTGAGE FILE
CONTAINS A SIGNED LOST NOTE AFFIDAVIT AND INDEMNITY THAT APPEARS TO BE REGULAR
ON ITS FACE; (B) THE ABSENCE FROM THE MORTGAGE FILE OF THE ORIGINAL SIGNED
MORTGAGE THAT APPEARS TO BE REGULAR ON ITS FACE, UNLESS THERE IS INCLUDED IN THE
MORTGAGE FILE A CERTIFIED COPY OF THE MORTGAGE BY THE LOCAL AUTHORITY WITH WHICH
THE MORTGAGE WAS RECORDED; OR (C) THE ABSENCE FROM THE MORTGAGE FILE OF THE ITEM
SPECIFIED IN PARAGRAPH 2.2.8. IF ANY OF THE FOREGOING MATERIAL DOCUMENT DEFECTS
IS DISCOVERED BY THE CUSTODIAN (OR THE TRUSTEE IF THERE IS NO CUSTODIAN), THE
TRUSTEE (OR AS SET FORTH IN SECTION 2.3(A) OF THE POOLING AND SERVICING
AGREEMENT, THE MASTER SERVICER) WILL TAKE THE STEPS DESCRIBED ELSEWHERE IN THIS
SECTION, INCLUDING THE GIVING OF NOTICES TO THE RATING AGENCIES AND THE PARTIES
HERETO AND MAKING DEMAND UPON SELLER FOR THE CURE OF THE MATERIAL DOCUMENT
DEFECT OR REPURCHASE OR REPLACEMENT OF THE RELATED MORTGAGE LOAN.

G. IF SELLER DISPUTES THAT A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH EXISTS
WITH RESPECT TO A MORTGAGE LOAN OR OTHERWISE REFUSES (I) TO EFFECT A CORRECTION
OR CURE OF SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, (II) TO REPURCHASE
THE AFFECTED MORTGAGE LOAN FROM PURCHASER OR ITS ASSIGNEE OR (III) TO REPLACE
SUCH MORTGAGE LOAN WITH A QUALIFYING SUBSTITUTE MORTGAGE LOAN, EACH IN
ACCORDANCE WITH THIS AGREEMENT, THEN PROVIDED THAT (I) THE PERIOD OF TIME
PROVIDED FOR SELLER TO CORRECT, REPURCHASE OR CURE HAS EXPIRED AND (II) THE
MORTGAGE LOAN IS THEN IN DEFAULT AND IS THEN A SPECIALLY SERVICED MORTGAGE LOAN,
THE SPECIAL SERVICER MAY, SUBJECT TO THE SERVICING STANDARD, MODIFY, WORK-OUT OR
FORECLOSE, SELL OR OTHERWISE LIQUIDATE (OR PERMIT THE LIQUIDATION OF) THE
MORTGAGE LOAN PURSUANT TO SECTIONS 9.5, 9.12, 9.15 AND 9.36, AS APPLICABLE, OF
THE POOLING AND SERVICING AGREEMENT, WHILE PURSUING THE REPURCHASE CLAIM. SELLER
ACKNOWLEDGES AND AGREES THAT ANY MODIFICATION OF THE MORTGAGE LOAN PURSUANT TO A
WORK-OUT SHALL NOT CONSTITUTE A DEFENSE TO ANY REPURCHASE CLAIM NOR SHALL SUCH
MODIFICATION AND WORK-OUT CHANGE THE PURCHASE PRICE DUE FROM SELLER FOR ANY
REPURCHASE CLAIM. IN THE EVENT OF ANY SUCH MODIFICATION AND WORK-OUT, SELLER
SHALL BE OBLIGATED TO REPURCHASE THE MORTGAGE LOAN AS MODIFIED AND THE PURCHASE
PRICE SHALL INCLUDE ANY WORK-OUT FEE PAID TO THE SPECIAL SERVICER UP TO THE DATE
OF REPURCHASE PLUS THE PRESENT VALUE (CALCULATED AT A DISCOUNT RATE EQUAL TO THE
APPLICABLE MORTGAGE RATE) OF THE WORK-OUT FEE THAT WOULD HAVE BEEN PAYABLE TO
THE SPECIAL SERVICER IN RESPECT OF SUCH MORTGAGE LOAN IF THE MORTGAGE LOAN
PERFORMED IN ACCORDANCE WITH ITS TERMS TO ITS MATURITY DATE, PROVIDED THAT NO
AMOUNT SHALL BE

                                       22

PAID BY SELLER IN RESPECT OF ANY WORK-OUT FEE IF A LIQUIDATION FEE ALREADY
COMPRISES A PORTION OF THE PURCHASE PRICE.

H. SELLER SHALL BE NOTIFIED PROMPTLY AND IN WRITING BY (I) THE TRUSTEE OF ANY
NOTICE THAT IT RECEIVES THAT AN OPTION HOLDER INTENDS TO EXERCISE ITS OPTION TO
PURCHASE THE MORTGAGE LOAN IN ACCORDANCE WITH AND AS DESCRIBED IN SECTION 9.36
OF THE POOLING AND SERVICING AGREEMENT AND (II) THE SPECIAL SERVICER OF ANY
OFFER THAT IT RECEIVES TO PURCHASE THE APPLICABLE REO PROPERTY, EACH IN
CONNECTION WITH SUCH LIQUIDATION. UPON THE RECEIPT OF SUCH NOTICE BY SELLER,
SELLER SHALL THEN HAVE THE RIGHT TO PURCHASE THE RELATED MORTGAGE LOAN OR REO
PROPERTY, AS APPLICABLE, FROM THE TRUST AT A PURCHASE PRICE EQUAL TO, IN THE
CASE OF CLAUSE (I) OF THE IMMEDIATELY PRECEDING SENTENCE, THE OPTION PURCHASE
PRICE OR, IN THE CASE OF CLAUSE (II) OF THE IMMEDIATELY PRECEDING SENTENCE, THE
AMOUNT OF SUCH OFFER. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS
AGREEMENT OR IN THE POOLING AND SERVICING AGREEMENT, THE RIGHT OF ANY OPTION
HOLDER TO PURCHASE SUCH MORTGAGE LOAN SHALL BE SUBJECT AND SUBORDINATE TO
SELLER'S RIGHT TO PURCHASE SUCH MORTGAGE LOAN AS DESCRIBED IN THE IMMEDIATELY
PRECEDING SENTENCE. SELLER SHALL HAVE FIVE BUSINESS DAYS TO NOTIFY THE TRUSTEE
OR SPECIAL SERVICER, AS APPLICABLE, OF ITS INTENT TO SO PURCHASE THE MORTGAGE
LOAN OR RELATED REO PROPERTY FROM THE DATE THAT IT WAS NOTIFIED OF SUCH
INTENTION TO EXERCISE SUCH OPTION OR OF SUCH OFFER. THE SPECIAL SERVICER SHALL
BE OBLIGATED TO PROVIDE SELLER WITH ANY APPRAISAL OR OTHER THIRD PARTY REPORTS
RELATING TO THE MORTGAGED PROPERTY WITHIN ITS POSSESSION TO ENABLE SELLER TO
EVALUATE THE MORTGAGE LOAN OR REO PROPERTY. ANY SALE OF THE MORTGAGE LOAN, OR
FORECLOSURE UPON SUCH MORTGAGE LOAN AND SALE OF THE REO PROPERTY, TO A PERSON
OTHER THAN SELLER SHALL BE WITHOUT (I) RECOURSE OF ANY KIND (EITHER EXPRESS OR
IMPLIED) BY SUCH PERSON AGAINST SELLER AND (II) REPRESENTATION OR WARRANTY OF
ANY KIND (EITHER EXPRESS OR IMPLIED) BY SELLER TO OR FOR THE BENEFIT OF SUCH
PERSON.

I. THE FACT THAT A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH IS NOT DISCOVERED
UNTIL AFTER FORECLOSURE (BUT IN ALL INSTANCES PRIOR TO THE SALE OF THE RELATED
REO PROPERTY OR MORTGAGE LOAN) SHALL NOT PREJUDICE ANY CLAIM AGAINST SELLER FOR
REPURCHASE OF THE REO MORTGAGE LOAN OR REO PROPERTY. IN SUCH AN EVENT, THE
MASTER SERVICER SHALL NOTIFY SELLER OF THE DISCOVERY OF THE MATERIAL DOCUMENT
DEFECT OR MATERIAL BREACH AND SELLER SHALL HAVE 90 DAYS TO CORRECT OR CURE SUCH
MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH OR PURCHASE THE REO PROPERTY AT THE
PURCHASE PRICE. IF SELLER FAILS TO CORRECT OR CURE THE MATERIAL DOCUMENT DEFECT
OR MATERIAL BREACH OR PURCHASE THE REO PROPERTY, THEN THE PROVISIONS ABOVE
REGARDING NOTICE OF OFFERS RELATED TO SUCH REO PROPERTY AND SELLER'S RIGHT TO
PURCHASE SUCH REO PROPERTY SHALL APPLY. AFTER A

                                       23

FINAL LIQUIDATION OF THE MORTGAGE LOAN OR REO MORTGAGE LOAN, IF A COURT OF
COMPETENT JURISDICTION ISSUES A FINAL ORDER AFTER THE EXPIRATION OF ANY
APPLICABLE APPEAL PERIOD THAT SELLER IS OR WAS OBLIGATED TO REPURCHASE THE
RELATED MORTGAGE LOAN OR REO MORTGAGE LOAN (A "FINAL JUDICIAL DETERMINATION") OR
SELLER OTHERWISE ACCEPTS LIABILITY, THEN, BUT IN NO EVENT LATER THAN THE
TERMINATION OF THE TRUST PURSUANT TO SECTION 9.30 OF THE POOLING AND SERVICING
AGREEMENT, SELLER WILL BE OBLIGATED TO PAY TO THE TRUST THE DIFFERENCE BETWEEN
ANY LIQUIDATION PROCEEDS RECEIVED UPON SUCH LIQUIDATION IN ACCORDANCE WITH THE
POOLING AND SERVICING AGREEMENT (INCLUDING THOSE ARISING FROM ANY SALE TO
SELLER) AND THE PURCHASE PRICE.

J. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IN CONNECTION WITH
ANY SALE OR OTHER LIQUIDATION OF A MORTGAGE LOAN OR REO PROPERTY AS DESCRIBED IN
THIS SECTION 5, THE SPECIAL SERVICER SHALL NOT RECEIVE A LIQUIDATION FEE FROM
SELLER (BUT MAY COLLECT SUCH LIQUIDATION FEE FROM THE RELATED LIQUIDATION
PROCEEDS AS OTHERWISE PROVIDED HEREIN); PROVIDED, HOWEVER, THAT IN THE EVENT
SELLER IS OBLIGATED TO REPURCHASE THE MORTGAGE LOAN OR REO MORTGAGED PROPERTY
AFTER A FINAL LIQUIDATION OF SUCH MORTGAGE LOAN OR REO PROPERTY PURSUANT TO THE
IMMEDIATELY PRECEDING PARAGRAPH, AN AMOUNT EQUAL TO ANY LIQUIDATION FEE
(CALCULATED ON THE BASIS OF LIQUIDATION PROCEEDS) PAYABLE TO THE SPECIAL
SERVICER SHALL BE INCLUDED IN THE DEFINITION OF "PURCHASE PRICE" IN RESPECT OF
SUCH MORTGAGE LOAN OR REO MORTGAGED PROPERTY. EXCEPT AS EXPRESSLY SET FORTH
ABOVE, NO LIQUIDATION FEE SHALL BE PAYABLE IN CONNECTION WITH A REPURCHASE OF A
MORTGAGE LOAN BY SELLER.

K. THE OBLIGATIONS OF SELLER SET FORTH IN THIS SECTION 5 TO CURE A MATERIAL
DOCUMENT DEFECT OR A MATERIAL BREACH OR REPURCHASE OR REPLACE A DEFECTIVE
MORTGAGE LOAN CONSTITUTE THE SOLE REMEDIES OF PURCHASER OR ITS ASSIGNEES WITH
RESPECT TO A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH IN RESPECT OF AN
OUTSTANDING MORTGAGE LOAN; PROVIDED, THAT THIS LIMITATION SHALL NOT IN ANY WAY
LIMIT PURCHASER'S RIGHTS OR REMEDIES UPON BREACH OF ANY OTHER REPRESENTATION OR
WARRANTY OR COVENANT BY SELLER SET FORTH IN THIS AGREEMENT (OTHER THAN THOSE SET
FORTH IN EXHIBIT 2).

L. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THAT THERE IS A BREACH OF THE
REPRESENTATIONS AND WARRANTIES SET FORTH IN PARAGRAPH 39 IN EXHIBIT 2 HERETO,
AND AS A RESULT THE PAYMENTS, BY A MORTGAGOR, OF REASONABLE COSTS AND EXPENSES
ASSOCIATED WITH THE DEFEASANCE OR ASSUMPTION OF A MORTGAGE LOAN ARE INSUFFICIENT
CAUSING THE TRUST TO INCUR AN ADDITIONAL TRUST EXPENSE IN AN AMOUNT EQUAL TO
SUCH REASONABLE COSTS AND EXPENSES NOT PAID BY SUCH MORTGAGOR, SELLER HEREBY
COVENANTS AND AGREES TO REIMBURSE THE

                                       24

TRUST WITHIN 90 DAYS OF THE RECEIPT OF NOTICE OF SUCH BREACH IN AN AMOUNT
SUFFICIENT TO AVOID SUCH ADDITIONAL TRUST EXPENSE. THE PARTIES HERETO
ACKNOWLEDGE THAT SUCH REIMBURSEMENT SHALL BE SELLER'S SOLE OBLIGATION WITH
RESPECT TO THE BREACH DISCUSSED IN THE PREVIOUS SENTENCE.

M. THE POOLING AND SERVICING AGREEMENT SHALL PROVIDE THAT THE TRUSTEE (OR THE
MASTER SERVICER OR THE SPECIAL SERVICER ON ITS BEHALF) SHALL GIVE WRITTEN NOTICE
PROMPTLY (BUT IN ANY EVENT WITHIN THREE BUSINESS DAYS) TO SELLER OF ITS
DISCOVERY OF ANY MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH AND PROMPT WRITTEN
NOTICE TO SELLER IN THE EVENT THAT ANY MORTGAGE LOAN BECOMES A SPECIALLY
SERVICED MORTGAGE LOAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT).

N. IF SELLER REPURCHASES ANY MORTGAGE LOAN PURSUANT TO THIS SECTION 5, PURCHASER
OR ITS ASSIGNEE, FOLLOWING RECEIPT BY THE TRUSTEE OF THE PURCHASE PRICE
THEREFOR, PROMPTLY SHALL DELIVER OR CAUSE TO BE DELIVERED TO SELLER ALL MORTGAGE
LOAN DOCUMENTS WITH RESPECT TO SUCH MORTGAGE LOAN, AND EACH DOCUMENT THAT
CONSTITUTES A PART OF THE MORTGAGE FILE THAT WAS ENDORSED OR ASSIGNED TO THE
TRUSTEE SHALL BE ENDORSED AND ASSIGNED TO SELLER IN THE SAME MANNER SUCH THAT
SELLER SHALL BE VESTED WITH LEGAL AND BENEFICIAL TITLE TO SUCH MORTGAGE LOAN, IN
EACH CASE WITHOUT RECOURSE, INCLUDING ANY PROPERTY ACQUIRED IN RESPECT OF SUCH
MORTGAGE LOAN OR PROCEEDS OF ANY INSURANCE POLICIES WITH RESPECT THERETO.

VI. CLOSING.

A. THE CLOSING OF THE SALE OF THE MORTGAGE LOANS SHALL BE HELD AT THE OFFICES OF
LATHAM & WATKINS LLP, 885 THIRD AVENUE, NEW YORK, NY 10022 AT 9:00 A.M., NEW
YORK TIME, ON THE CLOSING DATE. THE CLOSING SHALL BE SUBJECT TO EACH OF THE
FOLLOWING CONDITIONS:

     1. ALL OF THE REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER
SPECIFIED IN SECTION 4 HEREOF (INCLUDING, WITHOUT LIMITATION, THE
REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2 HERETO) SHALL BE TRUE AND
CORRECT AS OF THE CLOSING DATE (TO THE EXTENT OF THE STANDARD, IF ANY, SET FORTH
IN EACH REPRESENTATION AND WARRANTY).

     2. ALL CLOSING DOCUMENTS SPECIFIED IN SECTION 7 HEREOF, IN SUCH FORMS AS
ARE AGREED UPON AND REASONABLY ACCEPTABLE TO SELLER OR PURCHASER, AS APPLICABLE,
SHALL BE DULY EXECUTED AND DELIVERED

                                       25

BY ALL SIGNATORIES AS REQUIRED PURSUANT TO THE RESPECTIVE TERMS THEREOF.

     3. SELLER SHALL HAVE DELIVERED AND RELEASED TO PURCHASER OR ITS DESIGNEE
ALL DOCUMENTS REQUIRED TO BE DELIVERED TO PURCHASER AS OF THE CLOSING DATE
PURSUANT TO SECTION 2 HEREOF.

     4. THE RESULT OF THE EXAMINATION AND AUDIT PERFORMED BY PURCHASER AND ITS
AFFILIATES PURSUANT TO SECTION 3 HEREOF SHALL BE SATISFACTORY TO PURCHASER AND
ITS AFFILIATES IN THEIR SOLE DETERMINATION AND THE PARTIES SHALL HAVE AGREED TO
THE FORM AND CONTENTS OF SELLER'S INFORMATION TO BE DISCLOSED IN THE MEMORANDUM
AND THE PROSPECTUS SUPPLEMENT.

     5. ALL OTHER TERMS AND CONDITIONS OF THIS AGREEMENT REQUIRED TO BE COMPLIED
WITH ON OR BEFORE THE CLOSING DATE SHALL HAVE BEEN COMPLIED WITH, AND SELLER AND
PURCHASER SHALL HAVE THE ABILITY TO COMPLY WITH ALL TERMS AND CONDITIONS AND
PERFORM ALL DUTIES AND OBLIGATIONS REQUIRED TO BE COMPLIED WITH OR PERFORMED
AFTER THE CLOSING DATE.

     6. SELLER SHALL HAVE PAID ALL FEES AND EXPENSES PAYABLE BY IT TO PURCHASER
PURSUANT TO SECTION 8 HEREOF.

     7. THE CERTIFICATES TO BE SO RATED SHALL HAVE BEEN ASSIGNED RATINGS BY EACH
RATING AGENCY NO LOWER THAN THE RATINGS SPECIFIED FOR EACH SUCH CLASS IN THE
MEMORANDUM AND THE PROSPECTUS SUPPLEMENT.

     8. NO UNDERWRITER SHALL HAVE TERMINATED THE UNDERWRITING AGREEMENT AND NONE
OF THE INITIAL PURCHASERS SHALL HAVE TERMINATED THE CERTIFICATE PURCHASE
AGREEMENT, AND NEITHER THE UNDERWRITERS NOR THE INITIAL PURCHASERS SHALL HAVE
SUSPENDED, DELAYED OR OTHERWISE CANCELLED THE CLOSING DATE.

     9. SELLER SHALL HAVE RECEIVED THE PURCHASE PRICE FOR THE MORTGAGE LOANS
PURSUANT TO SECTION 1 HEREOF.

B. EACH PARTY AGREES TO USE ITS BEST EFFORTS TO PERFORM ITS RESPECTIVE
OBLIGATIONS HEREUNDER IN A MANNER THAT WILL ENABLE PURCHASER TO PURCHASE THE
MORTGAGE LOANS ON THE CLOSING DATE.

VII. CLOSING DOCUMENTS. The Closing Documents shall consist of the following:

A.   THIS AGREEMENT DULY EXECUTED BY PURCHASER AND SELLER.

                                       26

B. A CERTIFICATE OF SELLER, EXECUTED BY A DULY AUTHORIZED OFFICER OF SELLER AND
DATED THE CLOSING DATE, AND UPON WHICH PURCHASER AND ITS SUCCESSORS AND ASSIGNS
MAY RELY, TO THE EFFECT THAT: (I) THE REPRESENTATIONS AND WARRANTIES OF SELLER
IN THIS AGREEMENT ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE
CLOSING DATE WITH THE SAME FORCE AND EFFECT AS IF MADE ON THE CLOSING DATE,
PROVIDED THAT ANY REPRESENTATIONS AND WARRANTIES MADE AS OF A SPECIFIED DATE
SHALL BE TRUE AND CORRECT AS OF SUCH SPECIFIED DATE; AND (II) SELLER HAS
COMPLIED WITH ALL AGREEMENTS AND SATISFIED ALL CONDITIONS ON ITS PART TO BE
PERFORMED OR SATISFIED ON OR PRIOR TO THE CLOSING DATE.

C. TRUE, COMPLETE AND CORRECT COPIES OF SELLER'S ARTICLES OF ORGANIZATION AND
BY-LAWS.

D. A CERTIFICATE OF EXISTENCE FOR SELLER FROM THE SECRETARY OF STATE OF NEW YORK
DATED NOT EARLIER THAN 30 DAYS PRIOR TO THE CLOSING DATE.

E. A CERTIFICATE OF THE SECRETARY OR ASSISTANT SECRETARY OF SELLER, DATED THE
CLOSING DATE, AND UPON WHICH PURCHASER MAY RELY, TO THE EFFECT THAT EACH
INDIVIDUAL WHO, AS AN OFFICER OR REPRESENTATIVE OF SELLER, SIGNED THIS AGREEMENT
OR ANY OTHER DOCUMENT OR CERTIFICATE DELIVERED ON OR BEFORE THE CLOSING DATE IN
CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN, WAS AT THE RESPECTIVE
TIMES OF SUCH SIGNING AND DELIVERY, AND IS AS OF THE CLOSING DATE, DULY ELECTED
OR APPOINTED, QUALIFIED AND ACTING AS SUCH OFFICER OR REPRESENTATIVE, AND THE
SIGNATURES OF SUCH PERSONS APPEARING ON SUCH DOCUMENTS AND CERTIFICATES ARE
THEIR GENUINE SIGNATURES.

F. AN OPINION OF COUNSEL (WHICH, OTHER THAN AS TO THE OPINION DESCRIBED IN
PARAGRAPH 7.6.6 BELOW, MAY BE IN-HOUSE COUNSEL) TO SELLER, DATED THE CLOSING
DATE, SUBSTANTIALLY TO THE EFFECT OF THE FOLLOWING (WITH SUCH CHANGES AND
MODIFICATIONS AS PURCHASER MAY APPROVE AND SUBJECT TO SUCH COUNSEL'S REASONABLE
QUALIFICATIONS):

     1. SELLER IS VALIDLY EXISTING UNDER NEW YORK LAW AND HAS FULL CORPORATE
POWER AND AUTHORITY TO ENTER INTO AND PERFORM ITS OBLIGATIONS UNDER THIS
AGREEMENT.

     2. THIS AGREEMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED BY
SELLER.

     3. NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF ANY FEDERAL COURT OR
GOVERNMENTAL AGENCY OR BODY IS REQUIRED FOR THE CONSUMMATION BY SELLER OF THE
TRANSACTIONS CONTEMPLATED BY THE

                                       27

TERMS OF THIS AGREEMENT EXCEPT ANY APPROVALS AS HAVE BEEN OBTAINED.

     4. NEITHER THE EXECUTION, DELIVERY OR PERFORMANCE OF THIS AGREEMENT BY
SELLER, NOR THE CONSUMMATION BY SELLER OF ANY OF THE TRANSACTIONS CONTEMPLATED
BY THE TERMS OF THIS AGREEMENT (A) CONFLICTS WITH OR RESULTS IN A BREACH OR
VIOLATION OF, OR CONSTITUTES A DEFAULT UNDER, THE ORGANIZATIONAL DOCUMENTS OF
SELLER, (B) TO THE KNOWLEDGE OF SUCH COUNSEL, CONSTITUTES A DEFAULT UNDER ANY
TERM OR PROVISION OF ANY MATERIAL AGREEMENT, CONTRACT, INSTRUMENT OR INDENTURE,
TO WHICH SELLER IS A PARTY OR BY WHICH IT OR ANY OF ITS ASSETS IS BOUND OR
RESULTS IN THE CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE UPON
ANY OF ITS PROPERTY PURSUANT TO THE TERMS OF ANY SUCH INDENTURE, MORTGAGE,
CONTRACT OR OTHER INSTRUMENT, OTHER THAN PURSUANT TO THIS AGREEMENT, OR (C)
CONFLICTS WITH OR RESULTS IN A BREACH OR VIOLATION OF ANY LAW, RULE, REGULATION,
ORDER, JUDGMENT, WRIT, INJUNCTION OR DECREE OF ANY COURT OR GOVERNMENTAL
AUTHORITY HAVING JURISDICTION OVER SELLER OR ITS ASSETS, EXCEPT WHERE IN ANY OF
THE INSTANCES CONTEMPLATED BY CLAUSES (B) OR (C) ABOVE, ANY CONFLICT, BREACH OR
DEFAULT, OR CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE, WILL NOT
HAVE A MATERIAL ADVERSE EFFECT ON THE CONSUMMATION OF THE TRANSACTIONS
CONTEMPLATED HEREBY BY SELLER OR MATERIALLY AND ADVERSELY AFFECT ITS ABILITY TO
PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER OR RESULT IN ANY MATERIAL ADVERSE
CHANGE IN THE BUSINESS, OPERATIONS, FINANCIAL CONDITION, PROPERTIES OR ASSETS OF
SELLER, OR IN ANY MATERIAL IMPAIRMENT OF THE RIGHT OR ABILITY OF SELLER TO CARRY
ON ITS BUSINESS SUBSTANTIALLY AS NOW CONDUCTED.

     5. TO HIS OR HER KNOWLEDGE, THERE ARE NO LEGAL OR GOVERNMENTAL ACTIONS,
INVESTIGATIONS OR PROCEEDINGS PENDING TO WHICH SELLER IS A PARTY, OR THREATENED
AGAINST SELLER, (A) ASSERTING THE INVALIDITY OF THIS AGREEMENT OR (B) WHICH
MATERIALLY AND ADVERSELY AFFECT THE PERFORMANCE BY SELLER OF ITS OBLIGATIONS
UNDER, OR THE VALIDITY OR ENFORCEABILITY OF, THIS AGREEMENT.

     6. THIS AGREEMENT IS A VALID, LEGAL AND BINDING AGREEMENT OF SELLER,
ENFORCEABLE AGAINST SELLER IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
ENFORCEMENT MAY BE LIMITED BY (1) LAWS RELATING TO BANKRUPTCY, INSOLVENCY,
REORGANIZATION, RECEIVERSHIP OR MORATORIUM, (2) OTHER LAWS RELATING TO OR
AFFECTING THE RIGHTS OF CREDITORS GENERALLY, (3) GENERAL EQUITY PRINCIPLES
(REGARDLESS OF WHETHER SUCH ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY
OR AT LAW) OR (4) PUBLIC POLICY CONSIDERATIONS UNDERLYING THE SECURITIES LAWS,
TO THE EXTENT THAT SUCH PUBLIC POLICY CONSIDERATIONS LIMIT THE ENFORCEABILITY OF
THE PROVISIONS OF THIS AGREEMENT THAT PURPORT TO

                                       28

PROVIDE INDEMNIFICATION FROM LIABILITIES UNDER APPLICABLE SECURITIES LAWS.

          Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

          In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

G. SUCH OTHER OPINIONS OF COUNSEL AS ANY RATING AGENCY MAY REQUEST IN CONNECTION
WITH THE SALE OF THE MORTGAGE LOANS BY SELLER TO PURCHASER OR SELLER'S EXECUTION
AND DELIVERY OF, OR PERFORMANCE UNDER, THIS AGREEMENT.

H. A LETTER FROM DELOITTE & TOUCHE, CERTIFIED PUBLIC ACCOUNTANTS, DATED THE DATE
HEREOF, TO THE EFFECT THAT THEY HAVE PERFORMED CERTAIN SPECIFIED PROCEDURES AS A
RESULT OF WHICH THEY DETERMINED THAT CERTAIN INFORMATION OF AN ACCOUNTING,
FINANCIAL OR STATISTICAL NATURE SET FORTH IN THE MEMORANDUM AND THE PROSPECTUS
SUPPLEMENT AGREES WITH THE RECORDS OF SELLER.

I. SUCH FURTHER CERTIFICATES, OPINIONS AND DOCUMENTS AS PURCHASER MAY REASONABLY
REQUEST.

J. AN OFFICER'S CERTIFICATE OF PURCHASER, DATED AS OF THE CLOSING DATE, WITH THE
RESOLUTIONS OF PURCHASER AUTHORIZING THE TRANSACTIONS DESCRIBED HEREIN ATTACHED
THERETO, TOGETHER WITH CERTIFIED COPIES OF THE CHARTER, BY-LAWS AND CERTIFICATE
OF GOOD STANDING OF PURCHASER DATED NOT EARLIER THAN 30 DAYS PRIOR TO THE
CLOSING DATE.

K. SUCH OTHER CERTIFICATES OF PURCHASER'S OFFICERS OR OTHERS AND SUCH OTHER
DOCUMENTS TO EVIDENCE FULFILLMENT OF THE CONDITIONS SET FORTH IN THIS AGREEMENT
AS SELLER OR ITS COUNSEL MAY REASONABLY REQUEST.

L. AN EXECUTED BILL OF SALE IN THE FORM ATTACHED HERETO AS EXHIBIT 4.

VIII. COSTS. Seller shall pay Purchaser the costs and expenses as agreed upon by
Seller and Purchaser in a separate Letter of Understanding dated July 29, 2005.

IX. NOTICES. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered

                                       29

or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d)
transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to Purchaser, addressed to
Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036,
Attention: Andrew Berman, with a copy to Morgan Stanley Capital I Inc., 1585
Broadway, New York, New York 10036, Attention: Legal Department (or such other address as may hereafter be furnished in writing by Purchaser), or if (ii) to
Seller, addressed to Seller at Morgan Stanley Mortgage Capital Inc., 1585
Broadway, New York, New York 10036, Attention: Andrew Berman (or to such other address as Seller may designate in writing) with a copy to the attention of
Michelle Wilke, Esq.

X. SEVERABILITY OF PROVISIONS. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

XI. FURTHER ASSURANCES. Seller and Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

XII. SURVIVAL. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

XIII. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND
RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                                       30

XIV. BENEFITS OF MORTGAGE LOAN PURCHASE AGREEMENT. This Agreement shall inure to the benefit of and shall be binding upon Seller, Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the rights and obligations of Purchaser pursuant to Sections 2, 4.1 (other than clause 4.1.7), 5, 9, 10, 11, 12 and 13 hereof may be assigned to the
Trustee as may be required to effect the purposes of the Pooling and Servicing
Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

XV. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this
Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of
Seller under this Agreement shall not be assigned by Seller without the prior written consent of Purchaser, except that any person into which Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Seller is a party, or any person succeeding to the entire business of Seller shall be the successor to Seller hereunder.

XVI. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding (solely with respect to those portions of this Agreement that are not assigned to the Trustee), the
Indemnification Agreement and the Pooling and Servicing Agreement), and
supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                                       31

          IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                        MORGAN STANLEY MORTGAGE CAPITAL INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        MORGAN STANLEY CAPITAL I INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                       32

                                    EXHIBIT 1
                             MORTGAGE LOAN SCHEDULE

                                       1-1

                                    EXHIBIT 2
                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule is complete, true and correct in all material respects as of the
Cut-Off Date.

          2. Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a
whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had
good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage
Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the
Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

          3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date, in each case, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the Title Insurance Policy, (c) exceptions and exclusions specifically referred to in such Title Insurance Policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or
(d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e)
if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a)
through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the
Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such
Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent

                                       2-1

mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A
Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial
Code financing statements are required in order to effect such perfection.

          5. Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note,
Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

          7. Condition of Property; Condemnation. (i) With respect to the
Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on
Schedule A to this Exhibit 2, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on Schedule A to this
Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The
Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the
Seller's knowledge (based on surveys and/or title insurance

                                       2-2

obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, (x) all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such
Mortgaged Property, (y) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein, and (z) the Mortgaged Property securing each Mortgage Loan is located on or adjacent to a public road, or has access to an easement permitting ingress and egress.

          8. Title Insurance. Each Mortgaged Property is covered by an American
Land Title Association (or an equivalent form of) lender's title insurance policy or a pro forma or marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the
"Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related
Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

          9. No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto.
With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the
Closing Date have been complied with, or any such funds so escrowed have not been released.

          10. Mortgage Provisions. The Mortgage Note or Mortgage for each
Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13)
such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

          11. Trustee under Deed of Trust. If any Mortgage is a deed of trust,
(1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the

                                       2-3

related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

          12. Environmental Conditions.

          (i)  Except as set forth on Schedule A to this Exhibit 2, with respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-Off Date, an environmental site assessment prepared to ASTM standards, or an update of a previous
               assessment, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the related
               Mortgage Loan, a report of the most recent assessment with respect to each Mortgaged Property (an "Environmental Report")
               has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such Environmental Report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such
               Environmental Report disclosed the existence of a material and adverse environmental condition or circumstance affecting any
               Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or
               circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to
               establish an operations and maintenance plan. Each Mortgage Loan set forth on Schedule C to this Exhibit 2 (each, a "Schedule C
               Loan") is the subject of a Secured Creditor Impaired Property
               Policy, issued by the issuer set forth on Schedule C (the "Policy
               Issuer") and effective as of the date thereof (the "Environmental
               Insurance Policy"). Except as set forth on Schedule A to this
               Exhibit 2, with respect to each Schedule C Loan, (i) to the
               Seller's knowledge, the Environmental Insurance Policy is in full force and effect, (ii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing materials ("ACM") and radon gas ("RG") at each related Mortgaged Property and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG
               environmental condition or circumstance affecting the related
               Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage
               Loan or provide additional security, or establish with the lender a reserve from loan proceeds, in an amount deemed to be
               sufficient by the Seller for the remediation of the problem and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage
               Loan, (iii) on the effective date of the Environmental Insurance
               Policy, Seller as originator had no knowledge of

                                       2-4

               any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of
               LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance,
               (b) a borrower questionnaire that was provided to the Policy
               Issuer or (c) an engineering or other report provided to the
               Policy Issuer and (iv) the premium of any Environmental Insurance
               Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

          (ii) With respect to the Mortgaged Properties securing the Mortgage
               Loans that were not the subject of an environmental site
               assessment prepared to ASTM standards within 18 months prior to the Cut-Off Date as set forth on Schedule A to this Exhibit 2,
               (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged
               Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such
               Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged
               Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

               "Hazardous Materials" means gasoline, petroleum products,
               explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the
               Comprehensive Environmental Response, Compensation and Liability
               Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.), the
               Hazardous Materials Transportation Act as amended (42 U.S.C.
               Sections 6901 et seq.), the Federal Water Pollution Control Act
               as amended (33 U.S.C. Sections 1251 et seq.), the Clean Air Act
               (42 U.S.C. Sections 1251 et seq.) and any regulations promulgated pursuant thereto.

                                       2-5

          13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor or any guarantor of any non-recourse exceptions and environmental liability is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

          14. Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related
Mortgage Loan and the replacement cost of the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation; (b) a business interruption or rental loss insurance policy, in an amount at least equal to twelve months of operations of the Mortgaged Property estimated as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the
Federal Emergency Management Agency as having special flood hazards and the
Federal Emergency Management Agency requires flood insurance to be maintained);
and (d) a comprehensive general liability insurance policy not less than $1 million per occurrence. Each insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination, reduction of coverage or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will (or at the lender's option will) be applied (a)
to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or
(c) to the reduction of the principal amount of the Mortgage Loan.

          15. Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority

                                       2-6

equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

          17. Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a
Mortgaged Property (a "Ground Lease" which term shall include any related estoppel letter or lender protection agreement between Seller and related lessor), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

          (i)  Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related
               Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related
               Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage
               File;

          (ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

          (iii) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required for assignment to Purchaser, it has been obtained prior to the Closing Date) and is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it either has been obtained or it cannot be unreasonably
               withheld;

          (iv) Such Ground Lease is in full force and effect, the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented
               thereto, the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

          (v)  Such Ground Lease (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the
               Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the
               Mortgage unless a copy of such notice

                                       2-7

               has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground
               Lease.

          (vi) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor
               thereunder may terminate such Ground Lease;

          (vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Maturity Date of the related Mortgage Loan;

          (viii) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses
               (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as
               commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

          (ix) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged
               Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

          (x)  Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

          18. Escrow Deposits. All escrow deposits and payments relating to each
Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

          19. LTV Ratio. The gross proceeds of each Mortgage Loan to the related
Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair

                                       2-8

market value (i) at the date the Mortgage Loan was originated, at least equal to
80 percent of the original principal balance of the Mortgage Loan or (ii) at the
Closing Date, at least equal to 80 percent of the principal balance of the
Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and
(y) a proportionate amount of any lien that is in parity with the Mortgage Loan
(unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses
(a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury
Regulations Section 1.860G-2(a)(1)(ii)).

          20. Mortgage Loan Modifications. Any Mortgage Loan that was
"significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i)
of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

          21. Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage
Loan.

          22. No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title
Policy referred to herein.

          23. Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws and any other applicable material laws in effect at its date of origination.

          24. Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

          25. Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements

                                      2-9

and/or (b) the payment of a predetermined or objectively determinable release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule
A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such
Mortgage Loan within the meaning of Treas. Reg. Section 1.1001-3 and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code.

          26. No Equity Participation or Contingent Interest. No Mortgage Loan
contains any equity participation by the lender or shared appreciation feature or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment
Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property. Neither the Seller nor any affiliate thereof has any obligation to make a capital contribution to the
Mortgagor under the Mortgage Loan or otherwise.

          27. No Material Default. There exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller.

          28. Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related
Mortgage Loan.

          29. Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged
Property is located, the improvements located on or forming part of each
Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related
Mortgage Loan by the Seller hereunder.

          30. Junior Liens. None of the Mortgage Loans permits the related
Mortgaged Property to be encumbered by any lien (other than a Permitted
Encumbrance) junior to or of equal priority with the lien of the related
Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The
Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

                                      2-10

          31. Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related
Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

          32. Servicing. The servicing and collection practices used by the
Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

          33. Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related
Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated.

          34. Assisted Living Facility Regulation. If the Mortgaged Property is
operated as an assisted living facility, to the Seller's knowledge (a) the related Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property and (b) if the operator of the Mortgaged Property participates in Medicare or
Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

          35. Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the
Purchaser.

          36. Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

          37. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents,

                                      2-11

substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or
Properties, or any indebtedness other than as permitted by the related
Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

          38. Non-Recourse Exceptions. The Mortgage Loan documents for each
Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person
(and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds, condemnation awards and breaches of the environmental covenants in the
Mortgage Loan documents.

          39. Defeasance and Assumption Costs. The related Mortgage Loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged
Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage
Loan.

          40. Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended)
or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

          41. Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted "customary prepayment penalties" within the meaning of
Treasury Regulation Section 1.860G-1(b)(2).

          42. Terrorism Insurance. With respect to each Mortgage Loan that has a principal balance as of the Cut-off Date that is greater than or equal to
$17,500,000, the related all risk insurance policy and business interruption policy do not specifically exclude Acts of Terrorism, as defined in the
Terrorism Risk Insurance Act of 2002, from coverage, or if such coverage is excluded, is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, do not, as of the date hereof, specifically exclude Acts of Terrorism from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each of the
Mortgage Loans, the related Mortgage Loan documents do not waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that

                                      2-12

any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule A.

          43. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulation
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulation
Sections 1.860G-2(a)(3) and 1.860G-2(f)(2) that treat a defective obligation as a qualified mortgage, or any substantially similar provision).

          44. No Fraud in Origination. A court of competent jurisdiction will not find, in a final non-appealable judgment, that an employee of Seller actively participated with the Borrower in any intentional fraud in connection with the origination of the Mortgage Loan. To the Seller's knowledge, no
Borrower is guilty of defrauding or making an intentional material misrepresentation to Seller in connection with the origination of the Mortgage
Loan.

          45. Foreclosure Property. The Seller is not selling any Mortgage Loan as part of a plan to transfer the underlying Mortgaged Property to the
Purchaser, and the Seller does not know or, to the Seller's knowledge, have reason to know that any Mortgage Loan will default. The representations in this paragraph 45 are being made solely for the purpose of determining whether the
Mortgaged Property, if acquired by the Trust, would qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, and may not be relied upon or used for any other purpose. Such representations shall not be construed as a guarantee to any degree that defaults or losses will not occur.

          46. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots containing no other property, or is subject to an endorsement under the related Title Policy insuring same, or an application for the creation of separate tax lots complying in all respects with the applicable laws and requirements of the applicable governing authority has been made and approved by the applicable governing authority and such tax lots shall be effective for the next tax year.

                                      2-13

                                   SCHEDULE A

                  Exceptions to Representations and Warranties

                                   SCHEDULE B

    List of Mortgagors that are Third-Party Beneficiaries Under Section 5.2

                                   SCHEDULE C

 LIST OF MORTGAGE LOANS SUBJECT TO SECURED CREDITOR IMPAIRED PROPERTY POLICIES

                                      3-1

                                    EXHIBIT 3
                               PRICING FORMULATION

                                      3-1

                                    EXHIBIT 4
                                  BILL OF SALE

          1. Parties. The parties to this Bill of Sale are the following:

             Seller:    Morgan Stanley Mortgage Capital Inc.
             Purchaser: Morgan Stanley Capital I Inc.

          2. Sale. For value received, Seller hereby conveys to Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan
Purchase Agreement, dated as of July 29, 2005 (the "Mortgage Loan Purchase
Agreement"), between Seller and Purchaser and all of the following property:

          (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage
     Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

          (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a)
     above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

          (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

          3. Purchase Price. The amount and other consideration set forth on
Exhibit 3 to the Mortgage Loan Purchase Agreement.

          4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                       4-1

          IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of
Sale to be duly executed and delivered on this __ day of August, 2005.

SELLER:                                 MORGAN STANLEY MORTGAGE CAPITAL INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

PURCHASER:                              MORGAN STANLEY CAPITAL I INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                    EXHIBIT 5
                        FORM OF LIMITED POWER OF ATTORNEY

                                   EXHIBIT K-2

                 FORM OF MORTGAGE LOAN PURCHASE AGREEMENT (PMCF)

================================================================================

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
                                    as Seller

                                       and

                          MORGAN STANLEY CAPITAL I INC.
                                  as Purchaser

                            Dated as of July 29, 2005

================================================================================

5.    REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES MADE BY

Exhibit 1   Mortgage Loan Schedule
Exhibit 2   Representations and Warranties
Exhibit 3   Pricing Formulation
Exhibit 4   Bill of Sale
Exhibit 5   Power of Attorney

                             Index of Defined Terms

Affected Loan(s)..............................................................16
Agreement......................................................................1
Certificate Purchase Agreement.................................................1
Certificates...................................................................1
Closing Date...................................................................2
Collateral Information........................................................10
Crossed Mortgage Loans........................................................16
Defective Mortgage Loan.......................................................16
Final Judicial Determination..................................................18
Indemnification Agreement.....................................................12
Initial Purchaser..............................................................1
Material Breach...............................................................15
Material Document Defect......................................................15
Memorandum.....................................................................1
Mortgage File..................................................................3
Mortgage Loan Schedule.........................................................2
Mortgage Loans.................................................................1
Officer's Certificate..........................................................6
Pooling and Servicing Agreement................................................1
Private Certificates...........................................................1
Prospectus Supplement..........................................................1
Public Certificates............................................................1
Purchaser......................................................................1
Repurchased Loan..............................................................16
Seller.........................................................................1
Special Servicer...............................................................1
Trust..........................................................................1
Trustee........................................................................1
Underwriters...................................................................1
Underwriting Agreement.........................................................1

                                        i

                        MORTGAGE LOAN PURCHASE AGREEMENT
                               (PRUDENTIAL LOANS)

          Mortgage Loan Purchase Agreement ("Agreement"), dated as of July 29,
2005, between Prudential Mortgage Capital Funding, LLC (the "Seller"), and
Morgan Stanley Capital I Inc. (the "Purchaser").

          Seller agrees to sell and Purchaser agrees to purchase certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. Purchaser will convey the Mortgage Loans to a trust (the "Trust")
created pursuant to a Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), to be dated as of August 1, 2005, between Purchaser, as depositor, Prudential Asset Resources, Inc., as a master servicer, Wells Fargo
Bank, National Association, as a master servicer, CWCapital Asset Management
LLC, as special servicer (the "Special Servicer"), LaSalle Bank National
Association, as trustee (the "Trustee"), ABN AMRO Bank N.V., as fiscal agent, and Wells Fargo Bank, National Association, as paying agent and certificate registrar. In exchange for the Mortgage Loans, the Trust will issue to the
Depositor pass-through certificates to be known as Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6 (the
"Certificates"). The Certificates will be issued pursuant to the Pooling and
Servicing Agreement.

          Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The term
"Master Servicer" as used herein shall mean Prudential Asset Resources, Inc., in its capacity as a master servicer under the Pooling and Servicing Agreement unless otherwise specified.

          The Class A-1, Class A-1A, Class A-2A, Class A-2B, Class A-AB, Class
A-3, Class A-4A, Class A-4B, Class X-2, Class A-J, Class B, Class C, Class D,
Class E and Class F Certificates (the "Public Certificates") will be sold by
Purchaser to Morgan Stanley & Co. Incorporated, Banc of America Securities LLC,
Greenwich Capital Markets, Inc. and SunTrust Capital Markets, Inc. (the
"Underwriters"), pursuant to an Underwriting Agreement, between Purchaser and the Underwriters, dated July 29, 2005 (the "Underwriting Agreement"), and the
Class X-1, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class
O, Class P, Class Q, Class S, Class T, Class R-I, Class R-II and Class R-III
Certificates (the "Private Certificates") will be sold by Purchaser to Morgan
Stanley & Co. Incorporated (the "Initial Purchaser") pursuant to a Certificate
Purchase Agreement, between Purchaser and the Initial Purchaser, dated July 29,
2005 (the "Certificate Purchase Agreement"). The Underwriters will offer the
Public Certificates for sale publicly pursuant to a Prospectus dated June 7,
2005, as supplemented by a Prospectus Supplement dated July 29, 2005 (together with the Prospectus, the "Prospectus Supplement"), and the Initial Purchaser
will offer the Private Certificates for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private
Placement Memorandum dated July 29, 2005 (the "Memorandum").

          In consideration of the mutual agreements contained herein, Seller and
Purchaser hereby agree as follows:

                                       2

XVII. AGREEMENT TO PURCHASE.

A. SELLER AGREES TO SELL, AND PURCHASER AGREES TO PURCHASE, ON A SERVICING
RELEASED BASIS, THE MORTGAGE LOANS IDENTIFIED ON THE SCHEDULE (THE "MORTGAGE
LOAN SCHEDULE") ANNEXED HERETO AS EXHIBIT 1, AS SUCH SCHEDULE MAY BE AMENDED TO
REFLECT THE ACTUAL MORTGAGE LOANS ACCEPTED BY PURCHASER PURSUANT TO THE TERMS
HEREOF. THE CUT-OFF DATE WITH RESPECT TO THE MORTGAGE LOANS IS AUGUST 1, 2005.
THE MORTGAGE LOANS WILL HAVE AN AGGREGATE PRINCIPAL BALANCE AS OF THE CLOSE OF
BUSINESS ON THE CUT-OFF DATE, AFTER GIVING EFFECT TO ANY PAYMENTS DUE ON OR
BEFORE SUCH DATE, WHETHER OR NOT RECEIVED, OF $187,932,289. THE SALE OF THE
MORTGAGE LOANS SHALL TAKE PLACE ON AUGUST 11, 2005 OR SUCH OTHER DATE AS SHALL
BE MUTUALLY ACCEPTABLE TO THE PARTIES HERETO (THE "CLOSING DATE"). THE PURCHASE
PRICE TO BE PAID BY PURCHASER FOR THE MORTGAGE LOANS SHALL EQUAL THE AMOUNT SET
FORTH AS SUCH PURCHASE PRICE ON EXHIBIT 3 HERETO. THE PURCHASE PRICE SHALL BE
PAID TO SELLER BY WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS ON THE CLOSING
DATE.

B. ON THE CLOSING DATE, PURCHASER WILL ASSIGN TO THE TRUSTEE PURSUANT TO THE
POOLING AND SERVICING AGREEMENT ALL OF ITS RIGHT, TITLE AND INTEREST IN AND TO
THE MORTGAGE LOANS AND ITS RIGHTS UNDER THIS AGREEMENT (TO THE EXTENT SET FORTH
IN SECTION 14), AND THE TRUSTEE SHALL SUCCEED TO SUCH RIGHT, TITLE AND INTEREST
IN AND TO THE MORTGAGE LOANS AND PURCHASER'S RIGHTS UNDER THIS AGREEMENT (TO THE
EXTENT SET FORTH IN SECTION 14).

XVIII. CONVEYANCE OF MORTGAGE LOANS.

A. EFFECTIVE AS OF THE CLOSING DATE, SUBJECT ONLY TO RECEIPT OF THE
CONSIDERATION REFERRED TO IN SECTION 1 HEREOF AND THE SATISFACTION OF THE
CONDITIONS SPECIFIED IN SECTIONS 6 AND 7 HEREOF, SELLER DOES HEREBY TRANSFER,
ASSIGN, SET OVER AND OTHERWISE CONVEY TO PURCHASER, WITHOUT RECOURSE, EXCEPT AS
SPECIFICALLY PROVIDED HEREIN ALL THE RIGHT, TITLE AND INTEREST OF SELLER, WITH
THE UNDERSTANDING THAT THE SERVICING RIGHTS HAVE BEEN SOLD TO THE MASTER
SERVICER, IN AND TO THE MORTGAGE LOANS IDENTIFIED ON THE MORTGAGE LOAN SCHEDULE
AS OF THE CLOSING DATE. THE MORTGAGE LOAN SCHEDULE, AS IT MAY BE AMENDED FROM
TIME TO TIME ON OR PRIOR TO THE CLOSING DATE, SHALL CONFORM TO THE REQUIREMENTS
OF THIS AGREEMENT AND THE POOLING AND SERVICING AGREEMENT. IN CONNECTION WITH
SUCH TRANSFER AND ASSIGNMENT, SELLER SHALL DELIVER TO OR ON BEHALF OF THE
TRUSTEE, ON BEHALF OF PURCHASER, ON OR PRIOR TO THE CLOSING DATE, THE MORTGAGE
NOTE (AS DESCRIBED IN CLAUSE 2.2.1 HEREOF) FOR EACH MORTGAGE LOAN AND ON OR
PRIOR TO THE FIFTH BUSINESS DAY AFTER THE CLOSING DATE, FIVE LIMITED POWERS OF
ATTORNEY SUBSTANTIALLY IN THE

                                       3

FORM ATTACHED HERETO AS EXHIBIT 5 IN FAVOR OF THE TRUSTEE AND THE SPECIAL
SERVICER TO EMPOWER THE TRUSTEE AND, IN THE EVENT OF THE FAILURE OR INCAPACITY
OF THE TRUSTEE, THE SPECIAL SERVICER, TO SUBMIT FOR RECORDING, AT THE EXPENSE OF
SELLER, ANY MORTGAGE LOAN DOCUMENTS REQUIRED TO BE RECORDED AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT AND ANY INTERVENING ASSIGNMENTS WITH EVIDENCE OF
RECORDING THEREON THAT ARE REQUIRED TO BE INCLUDED IN THE MORTGAGE FILES (SO
LONG AS ORIGINAL COUNTERPARTS HAVE PREVIOUSLY BEEN DELIVERED TO THE TRUSTEE).
SELLER AGREES TO REASONABLY COOPERATE WITH THE TRUSTEE AND THE SPECIAL SERVICER
IN CONNECTION WITH ANY ADDITIONAL POWERS OF ATTORNEY OR REVISIONS THERETO THAT
ARE REQUESTED BY SUCH PARTIES FOR PURPOSES OF SUCH RECORDATION. THE PARTIES
HERETO AGREE THAT NO SUCH POWER OF ATTORNEY SHALL BE USED WITH RESPECT TO ANY
MORTGAGE LOAN BY OR UNDER AUTHORIZATION BY ANY PARTY HERETO EXCEPT TO THE EXTENT
THAT THE ABSENCE OF A DOCUMENT DESCRIBED IN THE SECOND PRECEDING SENTENCE WITH
RESPECT TO SUCH MORTGAGE LOAN REMAINS UNREMEDIED AS OF THE EARLIER OF (I) THE
DATE THAT IS 180 DAYS FOLLOWING THE DELIVERY OF NOTICE OF SUCH ABSENCE TO
SELLER, BUT IN NO EVENT EARLIER THAN 18 MONTHS FROM THE CLOSING DATE, AND (II)
THE DATE (IF ANY) ON WHICH SUCH MORTGAGE LOAN BECOMES A SPECIALLY SERVICED
MORTGAGE LOAN. THE TRUSTEE SHALL SUBMIT SUCH DOCUMENTS, AT SELLER'S EXPENSE,
AFTER THE PERIODS SET FORTH ABOVE, PROVIDED, HOWEVER, THE TRUSTEE SHALL NOT
SUBMIT SUCH ASSIGNMENTS FOR RECORDING IF SELLER PRODUCES EVIDENCE THAT IT HAS
SENT ANY SUCH ASSIGNMENT FOR RECORDING AND CERTIFIES THAT SELLER IS AWAITING ITS
RETURN FROM THE APPLICABLE RECORDING OFFICE. IN ADDITION, NOT LATER THAN THE
30TH DAY FOLLOWING THE CLOSING DATE, SELLER SHALL DELIVER TO OR ON BEHALF OF THE
TRUSTEE EACH OF THE REMAINING DOCUMENTS OR INSTRUMENTS SPECIFIED IN SECTION 2.2
HEREOF (WITH SUCH EXCEPTIONS AS ARE PERMITTED BY THIS SECTION 2) WITH RESPECT TO
EACH MORTGAGE LOAN (EACH, A "MORTGAGE FILE"). (SELLER ACKNOWLEDGES THAT THE TERM
"WITHOUT RECOURSE" DOES NOT MODIFY THE DUTIES OF SELLER UNDER SECTION 5 HEREOF.)

B. ALL MORTGAGE FILES, OR PORTIONS THEREOF, DELIVERED PRIOR TO THE CLOSING DATE
ARE TO BE HELD BY OR ON BEHALF OF THE TRUSTEE IN ESCROW ON BEHALF OF SELLER AT
ALL TIMES PRIOR TO THE CLOSING DATE. THE MORTGAGE FILES SHALL BE RELEASED FROM
ESCROW UPON CLOSING OF THE SALE OF THE MORTGAGE LOANS AND PAYMENTS OF THE
PURCHASE PRICE THEREFOR AS CONTEMPLATED HEREBY. THE MORTGAGE FILE FOR EACH
MORTGAGE LOAN SHALL CONTAIN THE FOLLOWING DOCUMENTS:

     1. THE ORIGINAL MORTGAGE NOTE BEARING ALL INTERVENING ENDORSEMENTS,
ENDORSED "PAY TO THE ORDER OF LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR
MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2005-HQ6, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY" OR IF THE
ORIGINAL

                                       4

MORTGAGE NOTE IS NOT INCLUDED THEREIN, THEN A LOST NOTE AFFIDAVIT, WITH A COPY
OF THE MORTGAGE NOTE ATTACHED THERETO;

     2. THE ORIGINAL MORTGAGE, WITH EVIDENCE OF RECORDING THEREON, AND, IF THE
MORTGAGE WAS EXECUTED PURSUANT TO A POWER OF ATTORNEY, A CERTIFIED TRUE COPY OF
THE POWER OF ATTORNEY CERTIFIED BY THE PUBLIC RECORDER'S OFFICE, WITH EVIDENCE
OF RECORDING THEREON (IF RECORDING IS CUSTOMARY IN THE JURISDICTION IN WHICH
SUCH POWER OF ATTORNEY WAS EXECUTED), OR CERTIFIED BY A TITLE INSURANCE COMPANY
OR ESCROW COMPANY TO BE A TRUE COPY THEREOF; PROVIDED THAT IF SUCH ORIGINAL
MORTGAGE CANNOT BE DELIVERED WITH EVIDENCE OF RECORDING THEREON ON OR PRIOR TO
THE 45TH DAY FOLLOWING THE CLOSING DATE BECAUSE OF A DELAY CAUSED BY THE PUBLIC
RECORDING OFFICE WHERE SUCH ORIGINAL MORTGAGE HAS BEEN DELIVERED FOR RECORDATION
OR BECAUSE SUCH ORIGINAL MORTGAGE HAS BEEN LOST, SELLER SHALL DELIVER OR CAUSE
TO BE DELIVERED TO THE TRUSTEE A TRUE AND CORRECT COPY OF SUCH MORTGAGE,
TOGETHER WITH (I) IN THE CASE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE,
AN OFFICER'S CERTIFICATE (AS DEFINED BELOW) OF SELLER STATING THAT SUCH ORIGINAL
MORTGAGE HAS BEEN SENT TO THE APPROPRIATE PUBLIC RECORDING OFFICIAL FOR
RECORDATION OR (II) IN THE CASE OF AN ORIGINAL MORTGAGE THAT HAS BEEN LOST AFTER
RECORDATION, A CERTIFICATION BY THE APPROPRIATE COUNTY RECORDING OFFICE WHERE
SUCH MORTGAGE IS RECORDED THAT SUCH COPY IS A TRUE AND COMPLETE COPY OF THE
ORIGINAL RECORDED MORTGAGE;

     3. THE ORIGINALS OF ALL AGREEMENTS MODIFYING A MONEY TERM OR OTHER MATERIAL
MODIFICATION, CONSOLIDATION AND EXTENSION AGREEMENTS, IF ANY, WITH EVIDENCE OF
RECORDING THEREON, OR IF ANY SUCH ORIGINAL MODIFICATION, CONSOLIDATION OR
EXTENSION AGREEMENT HAS BEEN DELIVERED TO THE APPROPRIATE RECORDING OFFICE FOR
RECORDATION AND EITHER HAS NOT YET BEEN RETURNED ON OR PRIOR TO THE 45TH DAY
FOLLOWING THE CLOSING DATE WITH EVIDENCE OF RECORDATION THEREON OR HAS BEEN LOST
AFTER RECORDATION, A TRUE COPY OF SUCH MODIFICATION, CONSOLIDATION OR EXTENSION
CERTIFIED BY SELLER TOGETHER WITH (I) IN THE CASE OF A DELAY CAUSED BY THE
PUBLIC RECORDING OFFICE, AN OFFICER'S CERTIFICATE OF SELLER STATING THAT SUCH
ORIGINAL MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT HAS BEEN DISPATCHED
OR SENT TO THE APPROPRIATE PUBLIC RECORDING OFFICIAL FOR RECORDATION OR (II) IN
THE CASE OF AN ORIGINAL MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT THAT
HAS BEEN LOST AFTER RECORDATION, A CERTIFICATION BY THE APPROPRIATE COUNTY
RECORDING OFFICE WHERE SUCH DOCUMENT IS RECORDED THAT SUCH COPY IS A TRUE AND
COMPLETE COPY OF THE ORIGINAL RECORDED MODIFICATION, CONSOLIDATION OR EXTENSION
AGREEMENT, AND THE ORIGINALS OF ALL ASSUMPTION AGREEMENTS, IF ANY;

                                       5

     4. AN ORIGINAL ASSIGNMENT OF MORTGAGE FOR EACH MORTGAGE LOAN, IN FORM AND
SUBSTANCE ACCEPTABLE FOR RECORDING, SIGNED BY THE HOLDER OF RECORD IN FAVOR OF
"LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL I
INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-HQ6," PROVIDED,
IF THE RELATED MORTGAGE HAS BEEN RECORDED IN THE NAME OF MORTGAGE ELECTRONIC
REGISTRATION SYSTEMS, INC. ("MERS") OR ITS DESIGNEE, NO SUCH ASSIGNMENTS WILL BE
REQUIRED TO BE SUBMITTED FOR RECORDING OR FILING AND INSTEAD, SELLER SHALL TAKE
ALL ACTIONS AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE OWNER OF
THE RELATED MORTGAGE ON THE RECORD OF MERS FOR PURPOSES OF THE SYSTEM OF
RECORDING TRANSFERS OF BENEFICIAL OWNERSHIP OF MORTGAGES MAINTAINED BY MERS AND
SHALL DELIVER TO THE SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE TRUSTEE IS
SHOWN AS THE OWNER ON THE RECORD OF MERS;

     5. ORIGINALS OF ALL INTERVENING ASSIGNMENTS OF MORTGAGE (EXCEPT WITH
RESPECT TO ANY MORTGAGE THAT HAS BEEN RECORDED IN THE NAME OF MERS OR ITS
DESIGNEES), IF ANY, WITH EVIDENCE OF RECORDING THEREON OR, IF SUCH ORIGINAL
ASSIGNMENTS OF MORTGAGE HAVE BEEN DELIVERED TO THE APPROPRIATE RECORDER'S OFFICE
FOR RECORDATION, CERTIFIED TRUE COPIES OF SUCH ASSIGNMENTS OF MORTGAGE CERTIFIED
BY SELLER, OR IN THE CASE OF AN ORIGINAL BLANKET INTERVENING ASSIGNMENT OF
MORTGAGE RETAINED BY SELLER, A COPY THEREOF CERTIFIED BY SELLER OR, IF ANY
ORIGINAL INTERVENING ASSIGNMENT OF MORTGAGE HAS NOT YET BEEN RETURNED ON OR
PRIOR TO THE 45TH DAY FOLLOWING THE CLOSING DATE FROM THE APPLICABLE RECORDING
OFFICE OR HAS BEEN LOST, A TRUE AND CORRECT COPY THEREOF, TOGETHER WITH (I) IN
THE CASE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE, AN OFFICER'S
CERTIFICATE OF SELLER STATING THAT SUCH ORIGINAL INTERVENING ASSIGNMENT OF
MORTGAGE HAS BEEN SENT TO THE APPROPRIATE PUBLIC RECORDING OFFICIAL FOR
RECORDATION OR (II) IN THE CASE OF AN ORIGINAL INTERVENING ASSIGNMENT OF
MORTGAGE THAT HAS BEEN LOST AFTER RECORDATION, A CERTIFICATION BY THE
APPROPRIATE COUNTY RECORDING OFFICE WHERE SUCH ASSIGNMENT IS RECORDED THAT SUCH
COPY IS A TRUE AND COMPLETE COPY OF THE ORIGINAL RECORDED INTERVENING ASSIGNMENT
OF MORTGAGE;

     6. IF THE RELATED ASSIGNMENT OF LEASES IS SEPARATE FROM THE MORTGAGE, THE
ORIGINAL OF SUCH ASSIGNMENT OF LEASES WITH EVIDENCE OF RECORDING THEREON OR, IF
SUCH ASSIGNMENT OF LEASES HAS NOT BEEN RETURNED ON OR PRIOR TO THE 45TH DAY
FOLLOWING THE CLOSING DATE FROM THE APPLICABLE PUBLIC RECORDING OFFICE, A COPY
OF SUCH ASSIGNMENT OF LEASES CERTIFIED BY SELLER TO BE A TRUE AND COMPLETE COPY
OF THE ORIGINAL ASSIGNMENT OF LEASES SUBMITTED FOR RECORDING, TOGETHER WITH (I)
AN ORIGINAL OF EACH ASSIGNMENT OF SUCH ASSIGNMENT OF LEASES WITH EVIDENCE OF
RECORDING THEREON AND SHOWING A COMPLETE RECORDED CHAIN OF ASSIGNMENT FROM THE
NAMED ASSIGNEE TO

                                       6

THE HOLDER OF RECORD, AND IF ANY SUCH ASSIGNMENT OF SUCH ASSIGNMENT OF LEASES
HAS NOT BEEN RETURNED FROM THE APPLICABLE PUBLIC RECORDING OFFICE, A COPY OF
SUCH ASSIGNMENT CERTIFIED BY SELLER TO BE A TRUE AND COMPLETE COPY OF THE
ORIGINAL ASSIGNMENT SUBMITTED FOR RECORDING, AND (II) AN ORIGINAL ASSIGNMENT OF
SUCH ASSIGNMENT OF LEASES, IN RECORDABLE FORM, SIGNED BY THE HOLDER OF RECORD IN
FAVOR OF "LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY
CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-HQ6,"
WHICH ASSIGNMENT MAY BE EFFECTED IN THE RELATED ASSIGNMENT OF MORTGAGE,
PROVIDED, IF THE RELATED MORTGAGE HAS BEEN RECORDED IN THE NAME OF MERS OR ITS
DESIGNEE, NO ASSIGNMENT OF ASSIGNMENT OF LEASES IN FAVOR OF THE TRUSTEE WILL BE
REQUIRED TO BE RECORDED OR DELIVERED AND INSTEAD, SELLER SHALL TAKE ALL ACTIONS
AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE OWNER OF THE RELATED
MORTGAGE ON THE RECORD OF MERS FOR PURPOSES OF THE SYSTEM OF RECORDING TRANSFERS
OF BENEFICIAL OWNERSHIP OF MORTGAGES MAINTAINED BY MERS AND SHALL DELIVER TO THE
SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE TRUSTEE IS SHOWN AS THE OWNER ON
THE RECORD OF MERS;

     7. THE ORIGINAL OR A COPY OF EACH GUARANTY, IF ANY, CONSTITUTING ADDITIONAL
SECURITY FOR THE REPAYMENT OF SUCH MORTGAGE LOAN;

     8. THE ORIGINAL TITLE INSURANCE POLICY, OR IN THE EVENT SUCH ORIGINAL TITLE
INSURANCE POLICY HAS NOT BEEN ISSUED, AN ORIGINAL BINDER OR ACTUAL TITLE
COMMITMENT OR A COPY THEREOF CERTIFIED BY THE TITLE COMPANY WITH THE ORIGINAL
TITLE INSURANCE POLICY TO FOLLOW WITHIN 180 DAYS OF THE CLOSING DATE OR A
PRELIMINARY TITLE REPORT WITH AN ORIGINAL TITLE INSURANCE POLICY TO FOLLOW
WITHIN 180 DAYS OF THE CLOSING DATE;

     9. (A) UCC FINANCING STATEMENTS (TOGETHER WITH ALL ASSIGNMENTS THEREOF) AND
(B) UCC-2 OR UCC-3 FINANCING STATEMENTS TO THE TRUSTEE EXECUTED AND DELIVERED IN
CONNECTION WITH THE MORTGAGE LOAN, PROVIDED, IF THE RELATED MORTGAGE HAS BEEN
RECORDED IN THE NAME OF MERS OR ITS DESIGNEE, NO SUCH FINANCING STATEMENTS WILL
BE REQUIRED TO BE RECORDED OR DELIVERED AND INSTEAD, SELLER SHALL TAKE ALL
ACTIONS AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE OWNER OF THE
RELATED MORTGAGE ON THE RECORD OF MERS FOR PURPOSES OF THE SYSTEM OF RECORDING
TRANSFERS OF BENEFICIAL OWNERSHIP OF MORTGAGES MAINTAINED BY MERS AND SHALL
DELIVER TO THE SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE TRUSTEE IS SHOWN AS
THE OWNER ON THE RECORD OF MERS;

     10. COPIES OF THE RELATED GROUND LEASE(S), IF ANY, TO ANY MORTGAGE LOAN
WHERE THE MORTGAGOR IS THE LESSEE UNDER SUCH

                                       7

GROUND LEASE AND THERE IS A LIEN IN FAVOR OF THE MORTGAGEE IN SUCH LEASE;

     11. COPIES OF ANY LOAN AGREEMENTS, LOCK-BOX AGREEMENTS AND INTERCREDITOR
AGREEMENTS (INCLUDING, WITHOUT LIMITATION, ANY INTERCREDITOR AGREEMENT, AND A
COPY (THAT IS, NOT THE ORIGINAL) OF THE MORTGAGE NOTE EVIDENCING THE RELATED B
NOTE), IF ANY, RELATED TO ANY MORTGAGE LOAN;

     12. EITHER (A) THE ORIGINAL OF EACH LETTER OF CREDIT, IF ANY, CONSTITUTING
ADDITIONAL COLLATERAL FOR SUCH MORTGAGE LOAN, WHICH SHALL BE ASSIGNED AND
DELIVERED TO THE TRUSTEE ON BEHALF OF THE TRUST WITH A COPY TO BE HELD BY THE
MASTER SERVICER, AND APPLIED, DRAWN, REDUCED OR RELEASED IN ACCORDANCE WITH
DOCUMENTS EVIDENCING OR SECURING THE APPLICABLE MORTGAGE LOAN, THE POOLING AND
SERVICING AGREEMENT OR (B) THE ORIGINAL OF EACH LETTER OF CREDIT, IF ANY,
CONSTITUTING ADDITIONAL COLLATERAL FOR SUCH MORTGAGE LOAN, WHICH SHALL BE HELD
BY THE MASTER SERVICER ON BEHALF OF THE TRUSTEE, WITH A COPY TO BE HELD BY THE
TRUSTEE, AND APPLIED, DRAWN, REDUCED OR RELEASED IN ACCORDANCE WITH DOCUMENTS
EVIDENCING OR SECURING THE APPLICABLE MORTGAGE LOAN, THE POOLING AND SERVICING
AGREEMENT (IT BEING UNDERSTOOD THAT SELLER HAS AGREED (A) THAT THE PROCEEDS OF
SUCH LETTER OF CREDIT BELONG TO THE TRUST, (B) TO NOTIFY, ON OR BEFORE THE
CLOSING DATE, THE BANK ISSUING THE LETTER OF CREDIT THAT THE LETTER OF CREDIT
AND THE PROCEEDS THEREOF BELONG TO THE TRUST, AND TO USE REASONABLE EFFORTS TO
OBTAIN WITHIN 30 DAYS (BUT IN ANY EVENT TO OBTAIN WITHIN 90 DAYS) FOLLOWING THE
CLOSING DATE, AN ACKNOWLEDGEMENT THEREOF BY THE BANK (WITH A COPY OF SUCH
ACKNOWLEDGEMENT TO BE SENT TO THE TRUSTEE) AND (C) TO INDEMNIFY THE TRUST FOR
ANY LIABILITIES, CHARGES, COSTS, FEES OR OTHER EXPENSES ACCRUING FROM THE
FAILURE OF SELLER TO ASSIGN THE LETTER OF CREDIT HEREUNDER). IN THE CASE OF
CLAUSE (B) ABOVE, ANY LETTER OF CREDIT HELD BY THE MASTER SERVICER SHALL BE HELD
IN ITS CAPACITY AS AGENT OF THE TRUST, AND IF THE MASTER SERVICER SELLS ITS
RIGHTS TO SERVICE THE APPLICABLE MORTGAGE LOAN, THE MASTER SERVICER HAS AGREED
TO ASSIGN THE APPLICABLE LETTER OF CREDIT TO THE TRUST OR AT THE DIRECTION OF
THE SPECIAL SERVICER TO SUCH PARTY AS THE SPECIAL SERVICER MAY INSTRUCT, IN EACH
CASE, AT THE EXPENSE OF THE MASTER SERVICER. THE MASTER SERVICER HAS AGREED TO
INDEMNIFY THE TRUST FOR ANY LOSS CAUSED BY THE INEFFECTIVENESS OF SUCH
ASSIGNMENT;

     13. THE ORIGINAL ENVIRONMENTAL INDEMNITY AGREEMENT, IF ANY, RELATED TO ANY
MORTGAGE LOAN;

     14. COPIES OF THIRD-PARTY MANAGEMENT AGREEMENTS FOR ALL HOTELS AND FOR SUCH
OTHER MORTGAGED PROPERTIES SECURING MORTGAGE

                                       8

LOANS WITH A CUT-OFF DATE PRINCIPAL BALANCE EQUAL TO OR GREATER THAN
$20,000,000;

     15. ANY ENVIRONMENTAL INSURANCE POLICY; AND

     16. ANY AFFIDAVIT AND INDEMNIFICATION AGREEMENT.

          The original of each letter of credit referred to in clause 2.2.12 above shall be delivered to the Master Servicer or the Trustee (as the case may
be) within 45 days of the Closing Date. In addition, a copy of any ground lease shall be delivered to the Master Servicer within 30 days of the Closing Date.
Any failure to deliver any ground lease shall constitute a document defect.

     "Officer's Certificate" shall mean a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, any Senior Vice
President, any Vice President, any Assistant Vice President, any Treasurer or
any Assistant Treasurer.

C. THE ASSIGNMENTS OF MORTGAGE AND ASSIGNMENT OF ASSIGNMENT OF LEASES REFERRED
TO IN SECTIONS 2.2.4 AND 2.2.6 MAY BE IN THE FORM OF A SINGLE INSTRUMENT
ASSIGNING THE MORTGAGE AND THE ASSIGNMENT OF LEASES TO THE EXTENT PERMITTED BY
APPLICABLE LAW. TO AVOID THE UNNECESSARY EXPENSE AND ADMINISTRATIVE
INCONVENIENCE ASSOCIATED WITH THE EXECUTION AND RECORDING OR FILING OF MULTIPLE
ASSIGNMENTS OF MORTGAGES, ASSIGNMENTS OF LEASES (TO THE EXTENT SEPARATE FROM THE
MORTGAGES) AND ASSIGNMENTS OF UCC FINANCING STATEMENTS, SELLER SHALL EXECUTE, IN
ACCORDANCE WITH THE THIRD SUCCEEDING PARAGRAPH, THE ASSIGNMENTS OF MORTGAGES,
THE ASSIGNMENTS OF LEASES (TO THE EXTENT SEPARATE FROM THE MORTGAGES) AND THE
ASSIGNMENTS OF UCC FINANCING STATEMENTS RELATING TO THE MORTGAGE LOANS NAMING
THE TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS AS ASSIGNEE. NOTWITHSTANDING THE
FACT THAT SUCH ASSIGNMENTS OF MORTGAGES, ASSIGNMENTS OF LEASES (TO THE EXTENT
SEPARATE FROM THE ASSIGNMENTS OF MORTGAGES) AND ASSIGNMENTS OF UCC FINANCING
STATEMENTS SHALL NAME THE TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS AS THE
ASSIGNEE, THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THE MORTGAGE LOANS SHALL
FOR ALL PURPOSES BE DEEMED TO HAVE BEEN TRANSFERRED FROM SELLER TO PURCHASER AND
FROM PURCHASER TO THE TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS.

D. IF SELLER CANNOT DELIVER, OR CAUSE TO BE DELIVERED, AS TO ANY MORTGAGE LOAN,
ANY OF THE DOCUMENTS AND/OR INSTRUMENTS REFERRED TO IN SECTIONS 2.2.2, 2.2.3,
2.2.5 OR 2.2.6, WITH EVIDENCE OF RECORDING THEREON, SOLELY BECAUSE OF A DELAY
CAUSED BY THE PUBLIC RECORDING OFFICE WHERE SUCH DOCUMENT OR INSTRUMENT HAS BEEN
DELIVERED FOR RECORDATION WITHIN SUCH 45 DAY PERIOD, BUT SELLER DELIVERS A
PHOTOCOPY THEREOF (CERTIFIED BY THE APPROPRIATE COUNTY RECORDER'S OFFICE TO BE A
TRUE AND COMPLETE COPY OF THE ORIGINAL THEREOF

                                       9

SUBMITTED FOR RECORDING), TO THE TRUSTEE WITHIN SUCH 45 DAY PERIOD, SELLER SHALL
THEN DELIVER WITHIN 90 DAYS AFTER THE CLOSING DATE THE RECORDED DOCUMENT (OR
WITHIN SUCH LONGER PERIOD AFTER THE CLOSING DATE AS THE TRUSTEE MAY CONSENT TO,
WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD SO LONG AS SELLER IS, AS
CERTIFIED IN WRITING TO THE TRUSTEE NO LESS OFTEN THAN MONTHLY, IN GOOD FAITH
ATTEMPTING TO OBTAIN FROM THE APPROPRIATE COUNTY RECORDER'S OFFICE SUCH ORIGINAL
OR PHOTOCOPY).

E. THE TRUSTEE, AS ASSIGNEE OR TRANSFEREE OF PURCHASER, SHALL BE ENTITLED TO ALL
SCHEDULED PAYMENTS OF PRINCIPAL DUE THEREON AFTER THE CUT-OFF DATE, ALL OTHER
PAYMENTS OF PRINCIPAL COLLECTED AFTER THE CUT-OFF DATE (OTHER THAN SCHEDULED
PAYMENTS OF PRINCIPAL DUE ON OR BEFORE THE CUT-OFF DATE), AND ALL PAYMENTS OF
INTEREST ON THE MORTGAGE LOANS ALLOCABLE TO THE PERIOD COMMENCING ON THE CUT-OFF
DATE. ALL SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST DUE ON OR BEFORE THE
CUT-OFF DATE AND COLLECTED AFTER THE CUT-OFF DATE SHALL BELONG TO SELLER.

F. WITHIN 45 DAYS FOLLOWING THE CLOSING DATE, SELLER SHALL DELIVER AND
PURCHASER, THE TRUSTEE OR THE AGENTS OF EITHER MAY SUBMIT OR CAUSE TO BE
SUBMITTED FOR RECORDATION AT THE EXPENSE OF SELLER, IN THE APPROPRIATE PUBLIC
OFFICE FOR REAL PROPERTY RECORDS, EACH ASSIGNMENT REFERRED TO IN CLAUSES 2.2.4
AND 2.2.6(II) ABOVE. WITHIN 90 DAYS FOLLOWING THE CLOSING DATE, SELLER SHALL
DELIVER AND PURCHASER, THE TRUSTEE OR THE AGENTS OF EITHER MAY SUBMIT OR CAUSE
TO BE SUBMITTED FOR FILING, AT THE EXPENSE OF SELLER, IN THE APPROPRIATE PUBLIC
OFFICE FOR UNIFORM COMMERCIAL CODE FINANCING STATEMENTS, THE ASSIGNMENT REFERRED
TO IN CLAUSE 2.2.1. IF ANY SUCH DOCUMENT OR INSTRUMENT IS LOST OR RETURNED
UNRECORDED OR UNFILED, AS THE CASE MAY BE, BECAUSE OF A DEFECT THEREIN, SELLER
SHALL PREPARE A SUBSTITUTE THEREFOR OR CURE SUCH DEFECT, AND SELLER SHALL, AT
ITS OWN EXPENSE (EXCEPT IN THE CASE OF A DOCUMENT OR INSTRUMENT THAT IS LOST BY
THE TRUSTEE), RECORD OR FILE, AS THE CASE MAY BE, AND DELIVER SUCH DOCUMENT OR
INSTRUMENT IN ACCORDANCE WITH THIS SECTION 2.

G. DOCUMENTS THAT ARE IN THE POSSESSION OF SELLER, ITS AGENTS OR ITS
SUBCONTRACTORS THAT RELATE TO THE MORTGAGE LOANS AND THAT ARE NOT REQUIRED TO BE
DELIVERED TO THE TRUSTEE SHALL BE SHIPPED BY SELLER TO OR AT THE DIRECTION OF
THE MASTER SERVICER, ON BEHALF OF PURCHASER, ON OR PRIOR TO THE 75TH DAY AFTER
THE CLOSING DATE.

H. THE DOCUMENTS REQUIRED TO BE DELIVERED TO THE MASTER SERVICER SHALL INCLUDE,
TO THE EXTENT REQUIRED TO BE (AND ACTUALLY) DELIVERED TO SELLER PURSUANT TO THE
APPLICABLE MORTGAGE LOAN DOCUMENTS, COPIES OF THE FOLLOWING ITEMS: THE MORTGAGE
NOTE, ANY MORTGAGE, THE ASSIGNMENT OF LEASES AND THE ASSIGNMENT OF

                                       10

MORTGAGE, ANY GUARANTY/INDEMNITY AGREEMENT, ANY LOAN AGREEMENT, THE INSURANCE
POLICIES OR CERTIFICATES, AS APPLICABLE, THE PROPERTY INSPECTION REPORTS, ANY
FINANCIAL STATEMENTS ON THE PROPERTY, ANY ESCROW ANALYSIS, THE TAX BILLS, THE
APPRAISAL, THE ENVIRONMENTAL REPORT, THE ENGINEERING REPORT, THE ASSET SUMMARY,
FINANCIAL INFORMATION ON THE BORROWER/SPONSOR AND ANY GUARANTORS, ANY LETTERS OF
CREDIT, ANY INTERCREDITOR AGREEMENT AND ANY ENVIRONMENTAL INSURANCE POLICIES.

I. UPON THE SALE OF THE MORTGAGE LOANS BY SELLER TO PURCHASER PURSUANT TO THIS
AGREEMENT, THE OWNERSHIP OF EACH MORTGAGE NOTE, MORTGAGE AND THE OTHER CONTENTS
OF THE RELATED MORTGAGE FILE SHALL BE VESTED IN PURCHASER AND ITS ASSIGNS, AND
THE OWNERSHIP OF ALL RECORDS AND DOCUMENTS OF THE TYPE SET FORTH IN SECTION 2.8
ABOVE WITH RESPECT TO THE RELATED MORTGAGE LOAN PREPARED BY OR THAT COME INTO
THE POSSESSION OF SELLER SHALL IMMEDIATELY VEST IN PURCHASER AND ITS ASSIGNS,
AND SHALL BE DELIVERED PROMPTLY BY SELLER TO OR ON BEHALF OF EITHER THE TRUSTEE
OR THE MASTER SERVICER AS SET FORTH HEREIN. SELLER'S AND PURCHASER'S RECORDS
SHALL REFLECT THE TRANSFER OF EACH MORTGAGE LOAN FROM SELLER TO PURCHASER AND
ITS ASSIGNS AS A SALE.

J. IT IS THE EXPRESS INTENT OF THE PARTIES HERETO THAT THE CONVEYANCE OF THE
MORTGAGE LOANS AND RELATED PROPERTY TO PURCHASER BY SELLER AS PROVIDED IN THIS
SECTION 2 BE, AND BE CONSTRUED AS, AN ABSOLUTE SALE OF THE MORTGAGE LOANS AND
RELATED PROPERTY. IT IS, FURTHER, NOT THE INTENTION OF THE PARTIES THAT SUCH
CONVEYANCE BE DEEMED A PLEDGE OF THE MORTGAGE LOANS AND RELATED PROPERTY BY
SELLER TO PURCHASER TO SECURE A DEBT OR OTHER OBLIGATION OF SELLER. HOWEVER, IN
THE EVENT THAT, NOTWITHSTANDING THE INTENT OF THE PARTIES, THE MORTGAGE LOANS OR
ANY RELATED PROPERTY ARE HELD TO BE THE PROPERTY OF SELLER, OR IF FOR ANY OTHER
REASON THIS AGREEMENT IS HELD OR DEEMED TO CREATE A SECURITY INTEREST IN THE
MORTGAGE LOANS OR ANY RELATED PROPERTY, THEN:

     1. THIS AGREEMENT SHALL BE DEEMED TO BE A SECURITY AGREEMENT; AND

     2. THE CONVEYANCE PROVIDED FOR IN THIS SECTION 2 SHALL BE DEEMED TO BE A
GRANT BY SELLER TO PURCHASER OF A SECURITY INTEREST IN ALL OF SELLER'S RIGHT,
TITLE, AND INTEREST, WHETHER NOW OWNED OR HEREAFTER ACQUIRED, IN AND TO:

          A. ALL ACCOUNTS, GENERAL INTANGIBLES, CHATTEL PAPER, INSTRUMENTS,
     DOCUMENTS, MONEY, DEPOSIT ACCOUNTS, CERTIFICATES OF DEPOSIT, GOODS, LETTERS
     OF CREDIT, ADVICES OF CREDIT AND INVESTMENT PROPERTY CONSISTING OF, ARISING
     FROM OR RELATING TO

                                       11

     ANY OF THE FOLLOWING PROPERTY: THE MORTGAGE LOANS IDENTIFIED ON THE
     MORTGAGE LOAN SCHEDULE, INCLUDING THE RELATED MORTGAGE NOTES, MORTGAGES,
     SECURITY AGREEMENTS, AND TITLE, HAZARD AND OTHER INSURANCE POLICIES, ALL
     DISTRIBUTIONS WITH RESPECT THERETO PAYABLE AFTER THE CUT-OFF DATE, ALL
     SUBSTITUTE OR REPLACEMENT MORTGAGE LOANS AND ALL DISTRIBUTIONS WITH RESPECT
     THERETO, AND THE MORTGAGE FILES;

          B. ALL ACCOUNTS, GENERAL INTANGIBLES, CHATTEL PAPER, INSTRUMENTS,
     DOCUMENTS, MONEY, DEPOSIT ACCOUNTS, CERTIFICATES OF DEPOSIT, GOODS, LETTERS
     OF CREDIT, ADVICES OF CREDIT, INVESTMENT PROPERTY AND OTHER RIGHTS ARISING
     FROM OR BY VIRTUE OF THE DISPOSITION OF, OR COLLECTIONS WITH RESPECT TO, OR
     INSURANCE PROCEEDS PAYABLE WITH RESPECT TO, OR CLAIMS AGAINST OTHER PERSONS
     WITH RESPECT TO, ALL OR ANY PART OF THE COLLATERAL DESCRIBED IN CLAUSE (A)
     ABOVE (INCLUDING ANY ACCRUED DISCOUNT REALIZED ON LIQUIDATION OF ANY
     INVESTMENT PURCHASED AT A DISCOUNT); AND

          C. ALL CASH AND NON-CASH PROCEEDS OF THE COLLATERAL DESCRIBED IN
     CLAUSES (A) AND (B) ABOVE.

K. THE POSSESSION BY PURCHASER OR ITS DESIGNEE OF THE MORTGAGE NOTES, THE
MORTGAGES, AND SUCH OTHER GOODS, LETTERS OF CREDIT, ADVICES OF CREDIT,
INSTRUMENTS, MONEY, DOCUMENTS, CHATTEL PAPER OR CERTIFICATED SECURITIES SHALL BE
DEEMED TO BE POSSESSION BY THE SECURED PARTY OR POSSESSION BY A PURCHASER FOR
PURPOSES OF PERFECTING THE SECURITY INTEREST PURSUANT TO THE UNIFORM COMMERCIAL
CODE (INCLUDING, WITHOUT LIMITATION, SECTIONS 9-313 THEREOF) AS IN FORCE IN THE
RELEVANT JURISDICTION. NOTWITHSTANDING THE FOREGOING, SELLER MAKES NO
REPRESENTATION OR WARRANTY AS TO THE PERFECTION OF ANY SUCH SECURITY INTEREST.

L. NOTIFICATIONS TO PERSONS HOLDING SUCH PROPERTY, AND ACKNOWLEDGMENTS,
RECEIPTS, OR CONFIRMATIONS FROM PERSONS HOLDING SUCH PROPERTY, SHALL BE DEEMED
TO BE NOTIFICATIONS TO, OR ACKNOWLEDGMENTS, RECEIPTS OR CONFIRMATIONS FROM,
SECURITIES INTERMEDIARIES, BAILEES OR AGENTS OF, OR PERSONS HOLDING FOR,
PURCHASER OR ITS DESIGNEE, AS APPLICABLE, FOR THE PURPOSE OF PERFECTING SUCH
SECURITY INTEREST UNDER APPLICABLE LAW.

M. SELLER SHALL, TO THE EXTENT CONSISTENT WITH THIS AGREEMENT AND UPON REQUEST
BY OR ON BEHALF OF PURCHASER, TAKE SUCH REASONABLE ACTIONS AS MAY BE NECESSARY
TO ENSURE THAT, IF THIS AGREEMENT WERE DEEMED TO CREATE A SECURITY INTEREST IN
THE PROPERTY DESCRIBED ABOVE, SUCH SECURITY INTEREST WOULD BE DEEMED TO BE A
PERFECTED SECURITY INTEREST OF FIRST PRIORITY UNDER APPLICABLE LAW AND WILL BE

                                       12

MAINTAINED AS SUCH THROUGHOUT THE TERM OF THE AGREEMENT. IN SUCH CASE, SELLER
SHALL FILE ALL FILINGS NECESSARY TO MAINTAIN THE EFFECTIVENESS OF ANY ORIGINAL
FILINGS NECESSARY UNDER THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY
JURISDICTION TO PERFECT SUCH SECURITY INTEREST IN SUCH PROPERTY. IN CONNECTION
HEREWITH, PURCHASER SHALL HAVE ALL OF THE RIGHTS AND REMEDIES OF A SECURED PARTY
AND CREDITOR UNDER THE UNIFORM COMMERCIAL CODE AS IN FORCE IN THE RELEVANT
JURISDICTION.

N. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, AND SUBJECT TO
SECTION 2.1, PURCHASER SHALL NOT BE REQUIRED TO PURCHASE ANY MORTGAGE LOAN AS TO
WHICH ANY MORTGAGE NOTE (ENDORSED AS DESCRIBED IN CLAUSE 2.2.1) REQUIRED TO BE
DELIVERED TO OR ON BEHALF OF THE TRUSTEE OR THE MASTER SERVICER PURSUANT TO THIS
SECTION 2 ON OR BEFORE THE CLOSING DATE IS NOT SO DELIVERED, OR IS NOT PROPERLY
EXECUTED OR IS DEFECTIVE ON ITS FACE, AND PURCHASER'S ACCEPTANCE OF THE RELATED
MORTGAGE LOAN ON THE CLOSING DATE SHALL IN NO WAY CONSTITUTE A WAIVER OF SUCH
OMISSION OR DEFECT OR OF PURCHASER'S OR ITS SUCCESSORS' AND ASSIGNS' RIGHTS IN
RESPECT THEREOF PURSUANT TO SECTION 5.

XIX. EXAMINATION OF MORTGAGE FILES AND DUE DILIGENCE REVIEW. A. SELLER SHALL (I)
DELIVER TO PURCHASER ON OR BEFORE THE CLOSING DATE A DISKETTE ACCEPTABLE TO
PURCHASER THAT CONTAINS SUCH INFORMATION ABOUT THE MORTGAGE LOANS AS MAY BE
REASONABLY REQUESTED BY PURCHASER, (II) DELIVER TO PURCHASER INVESTOR FILES
(COLLECTIVELY THE "COLLATERAL INFORMATION") WITH RESPECT TO THE ASSETS PROPOSED
TO BE INCLUDED IN THE MORTGAGE POOL AND MADE AVAILABLE AT PURCHASER'S
HEADQUARTERS IN NEW YORK, AND (III) OTHERWISE COOPERATE FULLY WITH PURCHASER IN
ITS EXAMINATION OF THE CREDIT FILES, UNDERWRITING DOCUMENTATION AND MORTGAGE
FILES FOR THE MORTGAGE LOANS AND ITS DUE DILIGENCE REVIEW OF THE MORTGAGE LOANS.
THE FACT THAT PURCHASER HAS CONDUCTED OR HAS FAILED TO CONDUCT ANY PARTIAL OR
COMPLETE EXAMINATION OF THE CREDIT FILES, UNDERWRITING DOCUMENTATION OR MORTGAGE
FILES FOR THE MORTGAGE LOANS SHALL NOT AFFECT THE RIGHT OF PURCHASER OR THE
TRUSTEE TO CAUSE SELLER TO CURE ANY MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH
(EACH AS DEFINED BELOW), OR TO REPURCHASE OR REPLACE THE DEFECTIVE MORTGAGE
LOANS PURSUANT TO SECTION 5 HEREOF.

B. ON OR PRIOR TO THE CLOSING DATE, SELLER SHALL ALLOW REPRESENTATIVES OF ANY OF
PURCHASER, EACH UNDERWRITER, EACH INITIAL PURCHASER, THE TRUSTEE, THE SPECIAL
SERVICER AND EACH RATING AGENCY TO EXAMINE AND AUDIT ALL BOOKS, RECORDS AND
FILES PERTAINING TO THE MORTGAGE LOANS, SELLER'S UNDERWRITING PROCEDURES AND
SELLER'S ABILITY TO PERFORM OR OBSERVE ALL OF THE TERMS, COVENANTS AND

                                       13

CONDITIONS OF THIS AGREEMENT. SUCH EXAMINATIONS AND AUDITS SHALL TAKE PLACE AT
ONE OR MORE OFFICES OF SELLER DURING NORMAL BUSINESS HOURS AND SHALL NOT BE
CONDUCTED IN A MANNER THAT IS DISRUPTIVE TO SELLER'S NORMAL BUSINESS OPERATIONS
UPON REASONABLE PRIOR ADVANCE NOTICE. IN THE COURSE OF SUCH EXAMINATIONS AND
AUDITS, SELLER WILL MAKE AVAILABLE TO SUCH REPRESENTATIVES OF ANY OF PURCHASER,
EACH UNDERWRITER, EACH INITIAL PURCHASER, THE TRUSTEE, THE SPECIAL SERVICER AND
EACH RATING AGENCY REASONABLY ADEQUATE FACILITIES, AS WELL AS THE ASSISTANCE OF
A SUFFICIENT NUMBER OF KNOWLEDGEABLE AND RESPONSIBLE INDIVIDUALS WHO ARE
FAMILIAR WITH THE MORTGAGE LOANS AND THE TERMS OF THIS AGREEMENT, AND SELLER
SHALL COOPERATE FULLY WITH ANY SUCH EXAMINATION AND AUDIT IN ALL MATERIAL
RESPECTS. ON OR PRIOR TO THE CLOSING DATE, SELLER SHALL PROVIDE PURCHASER WITH
ALL MATERIAL INFORMATION REGARDING SELLER'S FINANCIAL CONDITION AND ACCESS TO
KNOWLEDGEABLE FINANCIAL OR ACCOUNTING OFFICERS FOR THE PURPOSE OF ANSWERING
QUESTIONS WITH RESPECT TO SELLER'S FINANCIAL CONDITION, FINANCIAL STATEMENTS AS
PROVIDED TO PURCHASER OR OTHER DEVELOPMENTS AFFECTING SELLER'S ABILITY TO
CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY OR OTHERWISE AFFECTING SELLER IN
ANY MATERIAL RESPECT. WITHIN 45 DAYS AFTER THE CLOSING DATE, SELLER SHALL
PROVIDE THE MASTER SERVICER WITH ANY ADDITIONAL INFORMATION IDENTIFIED BY THE
MASTER SERVICER AS NECESSARY TO COMPLETE THE CMSA PROPERTY FILE, TO THE EXTENT
THAT SUCH INFORMATION IS AVAILABLE.

C. PURCHASER MAY EXERCISE ANY OF ITS RIGHTS HEREUNDER THROUGH ONE OR MORE
DESIGNEES OR AGENTS, PROVIDED PURCHASER HAS PROVIDED SELLER WITH PRIOR NOTICE OF
THE IDENTITY OF SUCH DESIGNEE OR AGENT.

D. PURCHASER SHALL KEEP CONFIDENTIAL ANY INFORMATION REGARDING SELLER AND THE
MORTGAGE LOANS THAT HAS BEEN DELIVERED INTO PURCHASER'S POSSESSION AND THAT IS
NOT OTHERWISE PUBLICLY AVAILABLE; PROVIDED, HOWEVER, THAT SUCH INFORMATION SHALL
NOT BE KEPT CONFIDENTIAL (AND THE RIGHT TO REQUIRE CONFIDENTIALITY UNDER ANY
CONFIDENTIALITY AGREEMENT IS HEREBY WAIVED) TO THE EXTENT SUCH INFORMATION IS
REQUIRED TO BE INCLUDED IN THE MEMORANDUM OR THE PROSPECTUS SUPPLEMENT OR
PURCHASER IS REQUIRED BY LAW OR COURT ORDER TO DISCLOSE SUCH INFORMATION. IF
PURCHASER IS REQUIRED TO DISCLOSE IN THE MEMORANDUM OR THE PROSPECTUS SUPPLEMENT
CONFIDENTIAL INFORMATION REGARDING SELLER AS DESCRIBED IN THE PRECEDING
SENTENCE, PURCHASER SHALL PROVIDE TO SELLER A COPY OF THE PROPOSED FORM OF SUCH
DISCLOSURE PRIOR TO MAKING SUCH DISCLOSURE AND SELLER SHALL PROMPTLY, AND IN ANY
EVENT WITHIN TWO BUSINESS DAYS, NOTIFY PURCHASER OF ANY INACCURACIES THEREIN, IN
WHICH CASE PURCHASER SHALL MODIFY SUCH FORM IN A MANNER THAT CORRECTS SUCH
INACCURACIES. IF PURCHASER IS REQUIRED BY LAW OR COURT ORDER TO DISCLOSE
CONFIDENTIAL INFORMATION REGARDING SELLER AS DESCRIBED IN THE SECOND PRECEDING
SENTENCE, PURCHASER SHALL NOTIFY SELLER AND

                                       14

COOPERATE IN SELLER'S EFFORTS TO OBTAIN A PROTECTIVE ORDER OR OTHER REASONABLE
ASSURANCE THAT CONFIDENTIAL TREATMENT WILL BE ACCORDED SUCH INFORMATION AND, IF
IN THE ABSENCE OF A PROTECTIVE ORDER OR SUCH ASSURANCE, PURCHASER IS COMPELLED
AS A MATTER OF LAW TO DISCLOSE SUCH INFORMATION, PURCHASER SHALL, PRIOR TO
MAKING SUCH DISCLOSURE, ADVISE AND CONSULT WITH SELLER AND ITS COUNSEL AS TO
SUCH DISCLOSURE AND THE NATURE AND WORDING OF SUCH DISCLOSURE AND PURCHASER
SHALL USE REASONABLE EFFORTS TO OBTAIN CONFIDENTIAL TREATMENT THEREFOR.
NOTWITHSTANDING THE FOREGOING, IF REASONABLY ADVISED BY COUNSEL THAT PURCHASER
IS REQUIRED BY A REGULATORY AGENCY OR COURT ORDER TO MAKE SUCH DISCLOSURE
IMMEDIATELY, THEN PURCHASER SHALL BE PERMITTED TO MAKE SUCH DISCLOSURE WITHOUT
PRIOR REVIEW BY SELLER.

XX. REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.

A. TO INDUCE PURCHASER TO ENTER INTO THIS AGREEMENT, SELLER HEREBY MAKES FOR THE
BENEFIT OF PURCHASER AND ITS ASSIGNS WITH RESPECT TO EACH MORTGAGE LOAN (SUBJECT
TO THE LAST PARAGRAPH OF THIS SECTION 4.1) AS OF THE DATE HEREOF (OR AS OF SUCH
OTHER DATE SPECIFICALLY SET FORTH IN THE PARTICULAR REPRESENTATION AND WARRANTY)
EACH OF THE REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2 HERETO, EXCEPT
AS OTHERWISE SET FORTH ON SCHEDULE A ATTACHED HERETO, AND HEREBY FURTHER
REPRESENTS AND WARRANTS TO PURCHASER AS OF THE DATE HEREOF THAT:

     1. SELLER IS DULY ORGANIZED AND IS VALIDLY EXISTING AS A LIMITED LIABILITY
COMPANY IN GOOD STANDING UNDER THE LAWS OF THE STATE OF DELAWARE. SELLER HAS THE
REQUISITE POWER AND AUTHORITY AND LEGAL RIGHT TO OWN THE MORTGAGE LOANS AND TO
TRANSFER AND CONVEY THE MORTGAGE LOANS TO PURCHASER AND HAS THE REQUISITE POWER
AND AUTHORITY TO EXECUTE AND DELIVER, ENGAGE IN THE TRANSACTIONS CONTEMPLATED
BY, AND PERFORM AND OBSERVE THE TERMS AND CONDITIONS OF, THIS AGREEMENT.

     2. THIS AGREEMENT HAS BEEN DULY AND VALIDLY AUTHORIZED, EXECUTED AND
DELIVERED BY SELLER, AND ASSUMING THE DUE AUTHORIZATION, EXECUTION AND DELIVERY
HEREOF BY PURCHASER, THIS AGREEMENT CONSTITUTES THE VALID, LEGAL AND BINDING
AGREEMENT OF SELLER, ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
ENFORCEMENT MAY BE LIMITED BY (A) LAWS RELATING TO BANKRUPTCY, INSOLVENCY,
REORGANIZATION, RECEIVERSHIP OR MORATORIUM, (B) OTHER LAWS RELATING TO OR
AFFECTING THE RIGHTS OF CREDITORS GENERALLY, (C) GENERAL EQUITY PRINCIPLES
(REGARDLESS OF WHETHER SUCH ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY
OR AT LAW) OR (D) PUBLIC POLICY CONSIDERATIONS UNDERLYING THE SECURITIES LAWS,
TO THE EXTENT THAT

                                       15

SUCH PUBLIC POLICY CONSIDERATIONS LIMIT THE ENFORCEABILITY OF THE PROVISIONS OF
THIS AGREEMENT THAT PURPORT TO PROVIDE INDEMNIFICATION FROM LIABILITIES UNDER
APPLICABLE SECURITIES LAWS.

     3. NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF, REGISTRATION OR FILING
WITH, OR NOTICE TO, ANY GOVERNMENTAL AUTHORITY OR COURT IS REQUIRED, UNDER
FEDERAL OR STATE LAW, FOR THE EXECUTION, DELIVERY AND PERFORMANCE OF OR
COMPLIANCE BY SELLER WITH THIS AGREEMENT, OR THE CONSUMMATION BY SELLER OF ANY
TRANSACTION CONTEMPLATED HEREBY, OTHER THAN (A) SUCH QUALIFICATIONS AS MAY BE
REQUIRED UNDER STATE SECURITIES OR BLUE SKY LAWS, (B) THE FILING OR RECORDING OF
FINANCING STATEMENTS, INSTRUMENTS OF ASSIGNMENT AND OTHER SIMILAR DOCUMENTS
NECESSARY IN CONNECTION WITH SELLER'S SALE OF THE MORTGAGE LOANS TO PURCHASER,
(C) SUCH CONSENTS, APPROVALS, AUTHORIZATIONS, QUALIFICATIONS, REGISTRATIONS,
FILINGS OR NOTICES AS HAVE BEEN OBTAINED AND (D) WHERE THE LACK OF SUCH CONSENT,
APPROVAL, AUTHORIZATION, QUALIFICATION, REGISTRATION, FILING OR NOTICE WOULD NOT
HAVE A MATERIAL ADVERSE EFFECT ON THE PERFORMANCE BY SELLER UNDER THIS
AGREEMENT.

     4. NEITHER THE TRANSFER OF THE MORTGAGE LOANS TO PURCHASER, NOR THE
EXECUTION, DELIVERY OR PERFORMANCE OF THIS AGREEMENT BY SELLER, CONFLICTS OR
WILL CONFLICT WITH, RESULTS OR WILL RESULT IN A BREACH OF, OR CONSTITUTES OR
WILL CONSTITUTE A DEFAULT UNDER (A) ANY TERM OR PROVISION OF SELLER'S ARTICLES
OF ORGANIZATION OR BY-LAWS, (B) ANY TERM OR PROVISION OF ANY MATERIAL AGREEMENT,
CONTRACT, INSTRUMENT OR INDENTURE TO WHICH SELLER IS A PARTY OR BY WHICH IT OR
ANY OF ITS ASSETS IS BOUND OR RESULTS IN THE CREATION OR IMPOSITION OF ANY LIEN,
CHARGE OR ENCUMBRANCE UPON ANY OF ITS PROPERTY PURSUANT TO THE TERMS OF ANY SUCH
INDENTURE, MORTGAGE, CONTRACT OR OTHER INSTRUMENT, OTHER THAN PURSUANT TO THIS
AGREEMENT, OR (C) AFTER GIVING EFFECT TO THE CONSENTS OR TAKING OF THE ACTIONS
CONTEMPLATED IN SUBSECTION 4.1.3, ANY LAW, RULE, REGULATION, ORDER, JUDGMENT,
WRIT, INJUNCTION OR DECREE OF ANY COURT OR GOVERNMENTAL AUTHORITY HAVING
JURISDICTION OVER SELLER OR ITS ASSETS, EXCEPT WHERE IN ANY OF THE INSTANCES
CONTEMPLATED BY CLAUSES (B) OR (C) ABOVE, ANY CONFLICT, BREACH OR DEFAULT, OR
CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE, WILL NOT HAVE A
MATERIAL ADVERSE EFFECT ON THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED
HEREBY BY SELLER OR ITS ABILITY TO PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER
OR RESULT IN ANY MATERIAL ADVERSE CHANGE IN THE BUSINESS, OPERATIONS, FINANCIAL
CONDITION, PROPERTIES OR ASSETS OF SELLER, OR IN ANY MATERIAL IMPAIRMENT OF THE
RIGHT OR ABILITY OF SELLER TO CARRY ON ITS BUSINESS SUBSTANTIALLY AS NOW
CONDUCTED.

                                       16

     5. THERE ARE NO ACTIONS OR PROCEEDINGS AGAINST, OR INVESTIGATIONS OF,
SELLER PENDING OR, TO SELLER'S KNOWLEDGE, THREATENED IN WRITING AGAINST SELLER
BEFORE ANY COURT, ADMINISTRATIVE AGENCY OR OTHER TRIBUNAL, THE OUTCOME OF WHICH
COULD REASONABLY BE EXPECTED TO MATERIALLY AND ADVERSELY AFFECT THE TRANSFER OF
THE MORTGAGE LOANS TO PURCHASER OR THE EXECUTION OR DELIVERY BY, OR
ENFORCEABILITY AGAINST, SELLER OF THIS AGREEMENT OR HAVE AN EFFECT ON THE
FINANCIAL CONDITION OF SELLER THAT WOULD MATERIALLY AND ADVERSELY AFFECT THE
ABILITY OF SELLER TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT.

     6. ON THE CLOSING DATE, THE SALE OF THE MORTGAGE LOANS PURSUANT TO THIS
AGREEMENT WILL EFFECT A TRANSFER BY SELLER OF ALL OF ITS RIGHT, TITLE AND
INTEREST IN AND TO THE MORTGAGE LOANS TO PURCHASER.

     7. TO SELLER'S KNOWLEDGE, SELLER'S INFORMATION (AS DEFINED IN THAT CERTAIN
INDEMNIFICATION AGREEMENT, DATED JULY 29, 2005, BETWEEN SELLER, PURCHASER, THE
UNDERWRITERS AND THE INITIAL PURCHASERS (THE "INDEMNIFICATION AGREEMENT"))
RELATING TO THE MORTGAGE LOANS CONTAINED IN THE DOCUMENTS IN CLAUSE (A)(I) OR
(A)(II) OF SECTION 1(A) OF THE INDEMNIFICATION AGREEMENT UNDER THE HEADINGS OR
PROVISIONS SPECIFIED IN SUCH CLAUSE OR IN THE MATERIALS SPECIFIED IN CLAUSE (B)
OR (C) OF SECTION 1(A) OF THE INDEMNIFICATION AGREEMENT DOES NOT CONTAIN ANY
UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY
TO MAKE THE STATEMENTS THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH
THEY WERE MADE, NOT MISLEADING. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE
CONTRARY, THIS SUBPARAGRAPH 4.1.7 SHALL RUN EXCLUSIVELY TO THE BENEFIT OF
PURCHASER AND NO OTHER PARTY.

          To induce Purchaser to enter into this Agreement, Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing
Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date.

Each of the representations, warranties and covenants made by Seller pursuant to this Section 4.1 shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

B. TO INDUCE SELLER TO ENTER INTO THIS AGREEMENT, PURCHASER HEREBY REPRESENTS
AND WARRANTS TO SELLER AS OF THE DATE HEREOF:

     1. PURCHASER IS A CORPORATION DULY ORGANIZED, VALIDLY EXISTING, AND IN GOOD
STANDING UNDER THE LAWS OF THE STATE OF

                                       17

DELAWARE WITH FULL POWER AND AUTHORITY TO CARRY ON ITS BUSINESS AS PRESENTLY
CONDUCTED BY IT.

     2. PURCHASER HAS FULL POWER AND AUTHORITY TO ACQUIRE THE MORTGAGE LOANS, TO
EXECUTE AND DELIVER THIS AGREEMENT AND TO ENTER INTO AND CONSUMMATE ALL
TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. PURCHASER HAS DULY AND VALIDLY
AUTHORIZED THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT AND HAS
DULY AND VALIDLY EXECUTED AND DELIVERED THIS AGREEMENT. THIS AGREEMENT, ASSUMING
DUE AUTHORIZATION, EXECUTION AND DELIVERY BY SELLER, CONSTITUTES THE VALID AND
BINDING OBLIGATION OF PURCHASER, ENFORCEABLE AGAINST IT IN ACCORDANCE WITH ITS
TERMS, EXCEPT AS SUCH ENFORCEABILITY MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY,
REORGANIZATION, MORATORIUM AND OTHER SIMILAR LAWS AFFECTING THE ENFORCEMENT OF
CREDITORS' RIGHTS GENERALLY AND BY GENERAL PRINCIPLES OF EQUITY, REGARDLESS OF
WHETHER SUCH ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW.

     3. NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF, REGISTRATION OR FILING
WITH, OR NOTICE TO, ANY GOVERNMENTAL AUTHORITY OR COURT IS REQUIRED, UNDER
FEDERAL OR STATE LAW, FOR THE EXECUTION, DELIVERY AND PERFORMANCE OF OR
COMPLIANCE BY PURCHASER WITH THIS AGREEMENT, OR THE CONSUMMATION BY PURCHASER OF
ANY TRANSACTION CONTEMPLATED HEREBY THAT HAS NOT BEEN OBTAINED OR MADE BY
PURCHASER.

     4. NEITHER THE PURCHASE OF THE MORTGAGE LOANS NOR THE EXECUTION, DELIVERY
AND PERFORMANCE OF THIS AGREEMENT BY PURCHASER WILL VIOLATE PURCHASER'S
CERTIFICATE OF INCORPORATION OR BY-LAWS OR CONSTITUTE A DEFAULT (OR AN EVENT
THAT, WITH NOTICE OR LAPSE OF TIME OR BOTH, WOULD CONSTITUTE A DEFAULT) UNDER,
OR RESULT IN A BREACH OF, ANY MATERIAL AGREEMENT, CONTRACT, INSTRUMENT OR
INDENTURE TO WHICH PURCHASER IS A PARTY OR THAT MAY BE APPLICABLE TO PURCHASER
OR ITS ASSETS.

     5. PURCHASER'S EXECUTION AND DELIVERY OF THIS AGREEMENT AND ITS PERFORMANCE
AND COMPLIANCE WITH THE TERMS OF THIS AGREEMENT WILL NOT CONSTITUTE A VIOLATION
OF ANY LAW, RULE, WRIT, INJUNCTION, ORDER OR DECREE OF ANY COURT, OR ORDER OR
REGULATION OF ANY FEDERAL, STATE OR MUNICIPAL GOVERNMENT AGENCY HAVING
JURISDICTION OVER PURCHASER OR ITS ASSETS, WHICH VIOLATION COULD MATERIALLY AND
ADVERSELY AFFECT THE CONDITION (FINANCIAL OR OTHERWISE) OR THE OPERATION OF
PURCHASER OR ITS ASSETS OR COULD MATERIALLY AND ADVERSELY AFFECT ITS ABILITY TO
PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER.

                                       18

     6. THERE ARE NO ACTIONS OR PROCEEDINGS AGAINST, OR INVESTIGATIONS OF,
PURCHASER PENDING OR, TO PURCHASER'S KNOWLEDGE, THREATENED AGAINST PURCHASER
BEFORE ANY COURT, ADMINISTRATIVE AGENCY OR OTHER TRIBUNAL, THE OUTCOME OF WHICH
COULD REASONABLY BE EXPECTED TO ADVERSELY AFFECT THE TRANSFER OF THE MORTGAGE
LOANS, THE ISSUANCE OF THE CERTIFICATES, THE EXECUTION, DELIVERY OR
ENFORCEABILITY OF THIS AGREEMENT OR HAVE AN EFFECT ON THE FINANCIAL CONDITION OF
PURCHASER THAT WOULD MATERIALLY AND ADVERSELY AFFECT THE ABILITY OF PURCHASER TO
PERFORM ITS OBLIGATION UNDER THIS AGREEMENT.

     7. PURCHASER HAS NOT DEALT WITH ANY BROKER, INVESTMENT BANKER, AGENT OR
OTHER PERSON, OTHER THAN SELLER, THE UNDERWRITERS, THE INITIAL PURCHASERS AND
THEIR RESPECTIVE AFFILIATES, THAT MAY BE ENTITLED TO ANY COMMISSION OR
COMPENSATION IN CONNECTION WITH THE SALE OF THE MORTGAGE LOANS OR CONSUMMATION
OF ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

          To induce Seller to enter into this Agreement, Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

          Each of the representations and warranties made by Purchaser pursuant to this Section 4.2 shall survive the purchase of the Mortgage Loans.

XXI. REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES MADE BY SELLER.

A. IT IS HEREBY ACKNOWLEDGED THAT SELLER SHALL MAKE FOR THE BENEFIT OF THE
TRUSTEE ON BEHALF OF THE HOLDERS OF THE CERTIFICATES, WHETHER DIRECTLY OR BY WAY
OF PURCHASER'S ASSIGNMENT OF ITS RIGHTS HEREUNDER TO THE TRUSTEE, THE
REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2 HERETO (EACH AS OF THE
DATE HEREOF UNLESS OTHERWISE SPECIFIED).

B. IT IS HEREBY FURTHER ACKNOWLEDGED THAT IF ANY DOCUMENT REQUIRED TO BE
DELIVERED TO THE TRUSTEE PURSUANT TO SECTION 2 IS NOT DELIVERED AS AND WHEN
REQUIRED, NOT PROPERLY EXECUTED OR IS DEFECTIVE ON ITS FACE, OR IF THERE IS A
BREACH OF ANY OF THE REPRESENTATIONS AND WARRANTIES REQUIRED TO BE MADE BY
SELLER REGARDING THE CHARACTERISTICS OF THE MORTGAGE LOANS AND/OR THE RELATED
MORTGAGED PROPERTIES AS SET FORTH IN EXHIBIT 2 HERETO, AND IN EITHER CASE SUCH
DEFECT OR BREACH, EITHER (I) MATERIALLY AND ADVERSELY AFFECTS THE INTERESTS OF
THE HOLDERS OF THE CERTIFICATES IN THE RELATED MORTGAGE LOAN, OR (II) BOTH (A)
THE DOCUMENT DEFECT OR BREACH MATERIALLY AND ADVERSELY AFFECTS THE VALUE OF THE

                                       19

MORTGAGE LOAN AND (B) THE MORTGAGE LOAN IS A SPECIALLY SERVICED MORTGAGE LOAN OR
REHABILITATED MORTGAGE LOAN (SUCH A DOCUMENT DEFECT DESCRIBED IN THE PRECEDING
CLAUSE (I) OR (II), A "MATERIAL DOCUMENT DEFECT" AND SUCH A BREACH DESCRIBED IN
THE PRECEDING CLAUSE (I) OR (II) A "MATERIAL BREACH"), THE PARTY DISCOVERING
SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH SHALL PROMPTLY NOTIFY, IN
WRITING, THE OTHER PARTIES; PROVIDED THAT ANY BREACH OF THE REPRESENTATION AND
WARRANTY CONTAINED IN PARAGRAPH (41) OF SUCH EXHIBIT 2 SHALL CONSTITUTE A
MATERIAL BREACH ONLY IF SUCH PREPAYMENT PREMIUM OR YIELD MAINTENANCE CHARGE IS
NOT DEEMED "CUSTOMARY" FOR COMMERCIAL MORTGAGE LOANS AS EVIDENCED BY (I) AN
OPINION OF TAX COUNSEL TO SUCH EFFECT OR (II) A DETERMINATION BY THE INTERNAL
REVENUE SERVICE THAT SUCH PROVISION IS NOT CUSTOMARY. PROMPTLY (BUT IN ANY EVENT
WITHIN THREE BUSINESS DAYS) UPON BECOMING AWARE OF ANY SUCH MATERIAL DOCUMENT
DEFECT OR MATERIAL BREACH, THE MASTER SERVICER SHALL, AND THE SPECIAL SERVICER
MAY, REQUEST THAT SELLER, NOT LATER THAN 90 DAYS FROM SELLER'S RECEIPT OF THE
NOTICE OF SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, CURE SUCH MATERIAL
DOCUMENT DEFECT OR MATERIAL BREACH, AS THE CASE MAY BE, IN ALL MATERIAL
RESPECTS; PROVIDED, HOWEVER, THAT IF SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL
BREACH, AS THE CASE MAY BE, CANNOT BE CORRECTED OR CURED IN ALL MATERIAL
RESPECTS WITHIN SUCH 90 DAY PERIOD, AND SUCH MATERIAL DOCUMENT DEFECT OR
MATERIAL BREACH WOULD NOT CAUSE THE MORTGAGE LOAN TO BE OTHER THAN A "QUALIFIED
MORTGAGE"(AS DEFINED IN THE CODE) BUT SELLER IS DILIGENTLY ATTEMPTING TO EFFECT
SUCH CORRECTION OR CURE, AS CERTIFIED BY SELLER IN AN OFFICER'S CERTIFICATE
DELIVERED TO THE TRUSTEE, THEN THE CURE PERIOD WILL BE EXTENDED FOR AN
ADDITIONAL 90 DAYS UNLESS, SOLELY IN THE CASE OF A MATERIAL DOCUMENT DEFECT, (X)
THE MORTGAGE LOAN IS THEN A SPECIALLY SERVICED MORTGAGE LOAN AND A SERVICING
TRANSFER EVENT HAS OCCURRED AS A RESULT OF A MONETARY DEFAULT OR AS DESCRIBED IN
CLAUSE (II) OR CLAUSE (V) OF THE DEFINITION OF "SERVICING TRANSFER EVENT" IN THE
POOLING AND SERVICING AGREEMENT AND (Y) THE MATERIAL DOCUMENT DEFECT WAS
IDENTIFIED IN A CERTIFICATION DELIVERED TO SELLER BY THE TRUSTEE PURSUANT TO
SECTION 2.2 OF THE POOLING AND SERVICING AGREEMENT NOT LESS THAN 90 DAYS PRIOR
TO THE DELIVERY OF THE NOTICE OF SUCH MATERIAL DOCUMENT DEFECT. THE PARTIES
ACKNOWLEDGE THAT NEITHER DELIVERY OF A CERTIFICATION OR SCHEDULE OF EXCEPTIONS
TO SELLER PURSUANT TO SECTION 2.2 OF THE POOLING AND SERVICING AGREEMENT OR
OTHERWISE NOR POSSESSION OF SUCH CERTIFICATION OR SCHEDULE BY SELLER SHALL, IN
AND OF ITSELF, CONSTITUTE DELIVERY OF NOTICE OF ANY MATERIAL DOCUMENT DEFECT OR
KNOWLEDGE OR AWARENESS BY SELLER OF ANY MATERIAL DOCUMENT DEFECT LISTED THEREIN.

C. SELLER HEREBY COVENANTS AND AGREES THAT, IF ANY SUCH MATERIAL DOCUMENT DEFECT
OR MATERIAL BREACH CANNOT BE CORRECTED OR CURED

                                       20

WITHIN THE ABOVE CURE PERIODS, SELLER SHALL, ON OR BEFORE THE TERMINATION OF
SUCH CURE PERIODS, EITHER (I) REPURCHASE THE AFFECTED MORTGAGE LOAN OR REO
MORTGAGE LOAN FROM PURCHASER OR ITS ASSIGNEE AT THE PURCHASE PRICE AS DEFINED IN
THE POOLING AND SERVICING AGREEMENT, OR (II) IF WITHIN THE THREE-MONTH PERIOD
COMMENCING ON THE CLOSING DATE (OR WITHIN THE TWO-YEAR PERIOD COMMENCING ON THE
CLOSING DATE IF THE RELATED MORTGAGE LOAN IS A "DEFECTIVE OBLIGATION" WITHIN THE
MEANING OF SECTION 860G(A)(4)(B)(II) OF THE CODE AND TREASURY REGULATION SECTION
1.860G-2(F)), AT ITS OPTION REPLACE, WITHOUT RECOURSE, ANY MORTGAGE LOAN OR REO
MORTGAGE LOAN TO WHICH SUCH DEFECT RELATES WITH A QUALIFYING SUBSTITUTE MORTGAGE
LOAN. IF SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH WOULD CAUSE THE
MORTGAGE LOAN TO BE OTHER THAN A "QUALIFIED MORTGAGE" (AS DEFINED IN THE CODE),
THEN NOTWITHSTANDING THE PREVIOUS SENTENCE OR THE PREVIOUS PARAGRAPH, REPURCHASE
MUST OCCUR WITHIN 85 DAYS FROM THE DATE SELLER WAS NOTIFIED OF THE DEFECT.
SELLER AGREES THAT ANY SUBSTITUTION SHALL BE COMPLETED IN ACCORDANCE WITH THE
TERMS AND CONDITIONS OF THE POOLING AND SERVICING AGREEMENT.

D. IF (X) A MORTGAGE LOAN IS TO BE REPURCHASED OR REPLACED AS CONTEMPLATED ABOVE
(A "DEFECTIVE MORTGAGE LOAN"), (Y) SUCH DEFECTIVE MORTGAGE LOAN IS
CROSS-COLLATERALIZED AND CROSS-DEFAULTED WITH ONE OR MORE OTHER MORTGAGE LOANS
("CROSSED MORTGAGE LOANS") AND (Z) THE APPLICABLE DOCUMENT DEFECT OR BREACH DOES
NOT CONSTITUTE A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, AS THE CASE MAY
BE, AS TO SUCH CROSSED MORTGAGE LOANS (WITHOUT REGARD TO THIS PARAGRAPH), THEN
THE APPLICABLE DOCUMENT DEFECT OR BREACH (AS THE CASE MAY BE) SHALL BE DEEMED TO
CONSTITUTE A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, AS THE CASE MAY BE, AS
TO EACH SUCH CROSSED MORTGAGE LOAN FOR PURPOSES OF THE ABOVE PROVISIONS, AND
SELLER SHALL BE OBLIGATED TO REPURCHASE OR REPLACE EACH SUCH CROSSED MORTGAGE
LOAN IN ACCORDANCE WITH THE PROVISIONS ABOVE, UNLESS, IN THE CASE OF SUCH BREACH
OR DOCUMENT DEFECT, (A) SELLER PROVIDES A NONDISQUALIFICATION OPINION TO THE
TRUSTEE AT THE EXPENSE OF SELLER IF, IN THE REASONABLE BUSINESS JUDGMENT OF THE
TRUSTEE, IT WOULD BE USUAL AND CUSTOMARY IN ACCORDANCE WITH INDUSTRY PRACTICE TO
OBTAIN A NONDISQUALIFICATION OPINION AND (B) BOTH OF THE FOLLOWING CONDITIONS
WOULD BE SATISFIED IF SELLER WERE TO REPURCHASE OR REPLACE ONLY THOSE MORTGAGE
LOANS AS TO WHICH A MATERIAL BREACH OR MATERIAL DOCUMENT DEFECT HAD OCCURRED
WITHOUT REGARD TO THIS PARAGRAPH (THE "AFFECTED LOAN(S)"): (I) THE DEBT SERVICE
COVERAGE RATIO FOR ALL SUCH OTHER MORTGAGE LOANS (EXCLUDING THE AFFECTED
LOAN(S)) FOR THE FOUR CALENDAR QUARTERS IMMEDIATELY PRECEDING THE REPURCHASE OR
REPLACEMENT IS NOT LESS THAN THE LESSER OF (A) 0.10X BELOW THE DEBT SERVICE
COVERAGE RATIO FOR ALL SUCH OTHER MORTGAGE LOANS (INCLUDING THE AFFECTED
LOANS(S))

                                       21

SET FORTH IN APPENDIX A TO THE FINAL PROSPECTUS SUPPLEMENT AND (B) THE DEBT
SERVICE COVERAGE RATIO FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE
AFFECTED LOAN(S)) FOR THE FOUR PRECEDING CALENDAR QUARTERS PRECEDING THE
REPURCHASE OR REPLACEMENT, AND (II) THE LOAN-TO-VALUE RATIO FOR ALL SUCH CROSSED
MORTGAGE LOANS (EXCLUDING THE AFFECTED LOAN(S)) IS NOT GREATER THAN THE GREATER
OF (A) THE LOAN-TO-VALUE RATIO, EXPRESSED AS A WHOLE NUMBER (TAKEN TO ONE
DECIMAL PLACE), FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE AFFECTED
LOAN(S)) SET FORTH IN APPENDIX A TO THE FINAL PROSPECTUS SUPPLEMENT PLUS 10% AND
(B) THE LOAN-TO-VALUE RATIO FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE
AFFECTED LOANS(S)), AT THE TIME OF REPURCHASE OR REPLACEMENT. THE DETERMINATION
OF THE MASTER SERVICER AS TO WHETHER THE CONDITIONS SET FORTH ABOVE HAVE BEEN
SATISFIED SHALL BE CONCLUSIVE AND BINDING IN THE ABSENCE OF MANIFEST ERROR. THE
MASTER SERVICER WILL BE ENTITLED TO CAUSE TO BE DELIVERED, OR DIRECT SELLER TO
(IN WHICH CASE SELLER SHALL) CAUSE TO BE DELIVERED TO THE MASTER SERVICER, AN
APPRAISAL OF ANY OR ALL OF THE RELATED MORTGAGED PROPERTIES FOR PURPOSES OF
DETERMINING WHETHER THE CONDITION SET FORTH IN CLAUSE (II) ABOVE HAS BEEN
SATISFIED, IN EACH CASE AT THE EXPENSE OF SELLER IF THE SCOPE AND COST OF THE
APPRAISAL IS APPROVED BY SELLER (SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD).

E. WITH RESPECT TO ANY DEFECTIVE MORTGAGE LOAN, TO THE EXTENT THAT SELLER IS
REQUIRED TO REPURCHASE OR SUBSTITUTE FOR SUCH DEFECTIVE MORTGAGE LOAN (EACH, A
"REPURCHASED LOAN") IN THE MANNER PRESCRIBED ABOVE WHILE THE TRUSTEE (AS
ASSIGNEE OF PURCHASER) CONTINUES TO HOLD ANY CROSSED MORTGAGE LOAN, SELLER AND
PURCHASER HEREBY AGREE TO FOREBEAR FROM ENFORCING ANY REMEDIES AGAINST THE
OTHER'S PRIMARY COLLATERAL BUT MAY EXERCISE REMEDIES AGAINST THE PRIMARY
COLLATERAL SECURING THEIR RESPECTIVE MORTGAGE LOANS, INCLUDING WITH RESPECT TO
THE TRUSTEE, THE PRIMARY COLLATERAL SECURING THE MORTGAGE LOANS STILL HELD BY
THE TRUSTEE, SO LONG AS SUCH EXERCISE DOES NOT IMPAIR THE ABILITY OF THE OTHER
PARTY TO EXERCISE ITS REMEDIES AGAINST ITS PRIMARY COLLATERAL. IF THE EXERCISE
OF REMEDIES BY ONE PARTY WOULD IMPAIR THE ABILITY OF THE OTHER PARTY TO EXERCISE
ITS REMEDIES WITH RESPECT TO THE PRIMARY COLLATERAL SECURING THE MORTGAGE LOAN
OR MORTGAGE LOANS HELD BY SUCH PARTY, THEN BOTH PARTIES SHALL FORBEAR FROM
EXERCISING SUCH REMEDIES UNTIL THE LOAN DOCUMENTS EVIDENCING AND SECURING THE
RELEVANT MORTGAGE LOANS CAN BE MODIFIED IN A MANNER THAT COMPLIES WITH THE
POOLING AND SERVICING AGREEMENT TO REMOVE THE THREAT OF IMPAIRMENT AS A RESULT
OF THE EXERCISE OF REMEDIES. ANY RESERVE OR OTHER CASH COLLATERAL OR LETTERS OF
CREDIT SECURING THE CROSSED MORTGAGE LOANS SHALL BE ALLOCATED BETWEEN SUCH
MORTGAGE LOANS IN ACCORDANCE WITH THE MORTGAGE LOAN DOCUMENTS, OR OTHERWISE ON A
PRO RATA BASIS BASED UPON THEIR OUTSTANDING PRINCIPAL BALANCES.

                                       22

ALL OTHER TERMS OF THE MORTGAGE LOANS SHALL REMAIN IN FULL FORCE AND EFFECT,
WITHOUT ANY MODIFICATION THEREOF. THE MORTGAGORS SET FORTH ON SCHEDULE B HERETO
ARE INTENDED THIRD-PARTY BENEFICIARIES OF THE PROVISIONS SET FORTH IN THIS
PARAGRAPH AND THE PRECEDING PARAGRAPH. THE PROVISIONS OF THIS PARAGRAPH AND THE
PRECEDING PARAGRAPH MAY NOT BE MODIFIED WITH RESPECT TO ANY MORTGAGE LOAN
WITHOUT THE RELATED MORTGAGOR'S CONSENT.

F. ANY OF THE FOLLOWING DOCUMENT DEFECTS SHALL BE CONCLUSIVELY PRESUMED
MATERIALLY AND ADVERSELY TO AFFECT THE INTERESTS OF CERTIFICATEHOLDERS IN A
MORTGAGE LOAN AND BE A MATERIAL DOCUMENT DEFECT: (A) THE ABSENCE FROM THE
MORTGAGE FILE OF THE ORIGINAL SIGNED MORTGAGE NOTE, UNLESS THE MORTGAGE FILE
CONTAINS A SIGNED LOST NOTE AFFIDAVIT AND INDEMNITY THAT APPEARS TO BE REGULAR
ON ITS FACE; (B) THE ABSENCE FROM THE MORTGAGE FILE OF THE ORIGINAL SIGNED
MORTGAGE THAT APPEARS TO BE REGULAR ON ITS FACE, UNLESS THERE IS INCLUDED IN THE
MORTGAGE FILE A CERTIFIED COPY OF THE MORTGAGE BY THE LOCAL AUTHORITY WITH WHICH
THE MORTGAGE WAS RECORDED; OR (C) THE ABSENCE FROM THE MORTGAGE FILE OF THE ITEM
SPECIFIED IN PARAGRAPH 2.2.8. IF ANY OF THE FOREGOING MATERIAL DOCUMENT DEFECTS
IS DISCOVERED BY THE CUSTODIAN (OR THE TRUSTEE IF THERE IS NO CUSTODIAN), THE
TRUSTEE (OR AS SET FORTH IN SECTION 2.3(A) OF THE POOLING AND SERVICING
AGREEMENT, THE MASTER SERVICER) WILL TAKE THE STEPS DESCRIBED ELSEWHERE IN THIS
SECTION, INCLUDING THE GIVING OF NOTICES TO THE RATING AGENCIES AND THE PARTIES
HERETO AND MAKING DEMAND UPON SELLER FOR THE CURE OF THE MATERIAL DOCUMENT
DEFECT OR REPURCHASE OR REPLACEMENT OF THE RELATED MORTGAGE LOAN.

G. IF SELLER DISPUTES THAT A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH EXISTS
WITH RESPECT TO A MORTGAGE LOAN OR OTHERWISE REFUSES (I) TO EFFECT A CORRECTION
OR CURE OF SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, (II) TO REPURCHASE
THE AFFECTED MORTGAGE LOAN FROM PURCHASER OR ITS ASSIGNEE OR (III) TO REPLACE
SUCH MORTGAGE LOAN WITH A QUALIFYING SUBSTITUTE MORTGAGE LOAN, EACH IN
ACCORDANCE WITH THIS AGREEMENT, THEN PROVIDED THAT (I) THE PERIOD OF TIME
PROVIDED FOR SELLER TO CORRECT, REPURCHASE OR CURE HAS EXPIRED AND (II) THE
MORTGAGE LOAN IS THEN IN DEFAULT AND IS THEN A SPECIALLY SERVICED MORTGAGE LOAN,
THE SPECIAL SERVICER MAY, SUBJECT TO THE SERVICING STANDARD, MODIFY, WORK-OUT OR
FORECLOSE, SELL OR OTHERWISE LIQUIDATE (OR PERMIT THE LIQUIDATION OF) THE
MORTGAGE LOAN PURSUANT TO SECTIONS 9.5, 9.12, 9.15 AND 9.36, AS APPLICABLE, OF
THE POOLING AND SERVICING AGREEMENT, WHILE PURSUING THE REPURCHASE CLAIM. SELLER
ACKNOWLEDGES AND AGREES THAT ANY MODIFICATION OF THE MORTGAGE LOAN PURSUANT TO A
WORK-OUT SHALL NOT CONSTITUTE A DEFENSE TO ANY REPURCHASE CLAIM NOR SHALL SUCH
MODIFICATION AND WORK-OUT CHANGE THE PURCHASE PRICE DUE FROM SELLER FOR ANY
REPURCHASE CLAIM. IN THE EVENT OF ANY SUCH

                                       23

MODIFICATION AND WORK-OUT, SELLER SHALL BE OBLIGATED TO REPURCHASE THE MORTGAGE
LOAN AS MODIFIED AND THE PURCHASE PRICE SHALL INCLUDE ANY WORK-OUT FEE PAID TO
THE SPECIAL SERVICER UP TO THE DATE OF REPURCHASE PLUS THE PRESENT VALUE
(CALCULATED AT A DISCOUNT RATE EQUAL TO THE APPLICABLE MORTGAGE RATE) OF THE
WORK-OUT FEE THAT WOULD HAVE BEEN PAYABLE TO THE SPECIAL SERVICER IN RESPECT OF
SUCH MORTGAGE LOAN IF THE MORTGAGE LOAN PERFORMED IN ACCORDANCE WITH ITS TERMS
TO ITS MATURITY DATE, PROVIDED THAT NO AMOUNT SHALL BE PAID BY SELLER IN RESPECT
OF ANY WORK-OUT FEE IF A LIQUIDATION FEE ALREADY COMPRISES A PORTION OF THE
PURCHASE PRICE.

H. SELLER SHALL BE NOTIFIED PROMPTLY AND IN WRITING BY (I) THE TRUSTEE OF ANY
NOTICE THAT IT RECEIVES THAT AN OPTION HOLDER INTENDS TO EXERCISE ITS OPTION TO
PURCHASE THE MORTGAGE LOAN IN ACCORDANCE WITH AND AS DESCRIBED IN SECTION 9.36
OF THE POOLING AND SERVICING AGREEMENT AND (II) THE SPECIAL SERVICER OF ANY
OFFER THAT IT RECEIVES TO PURCHASE THE APPLICABLE REO PROPERTY, EACH IN
CONNECTION WITH SUCH LIQUIDATION. UPON THE RECEIPT OF SUCH NOTICE BY SELLER,
SELLER SHALL THEN HAVE THE RIGHT TO PURCHASE THE RELATED MORTGAGE LOAN OR REO
PROPERTY, AS APPLICABLE, FROM THE TRUST AT A PURCHASE PRICE EQUAL TO, IN THE
CASE OF CLAUSE (I) OF THE IMMEDIATELY PRECEDING SENTENCE, THE OPTION PURCHASE
PRICE OR, IN THE CASE OF CLAUSE (II) OF THE IMMEDIATELY PRECEDING SENTENCE, THE
AMOUNT OF SUCH OFFER. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS
AGREEMENT OR IN THE POOLING AND SERVICING AGREEMENT, THE RIGHT OF ANY OPTION
HOLDER TO PURCHASE SUCH MORTGAGE LOAN SHALL BE SUBJECT AND SUBORDINATE TO
SELLER'S RIGHT TO PURCHASE SUCH MORTGAGE LOAN AS DESCRIBED IN THE IMMEDIATELY
PRECEDING SENTENCE. SELLER SHALL HAVE FIVE BUSINESS DAYS TO NOTIFY THE TRUSTEE
OR SPECIAL SERVICER, AS APPLICABLE, OF ITS INTENT TO SO PURCHASE THE MORTGAGE
LOAN OR RELATED REO PROPERTY FROM THE DATE THAT IT WAS NOTIFIED OF SUCH
INTENTION TO EXERCISE SUCH OPTION OR OF SUCH OFFER. THE SPECIAL SERVICER SHALL
BE OBLIGATED TO PROVIDE SELLER WITH ANY APPRAISAL OR OTHER THIRD PARTY REPORTS
RELATING TO THE MORTGAGED PROPERTY WITHIN ITS POSSESSION TO ENABLE SELLER TO
EVALUATE THE MORTGAGE LOAN OR REO PROPERTY. ANY SALE OF THE MORTGAGE LOAN, OR
FORECLOSURE UPON SUCH MORTGAGE LOAN AND SALE OF THE REO PROPERTY, TO A PERSON
OTHER THAN SELLER SHALL BE WITHOUT (I) RECOURSE OF ANY KIND (EITHER EXPRESS OR
IMPLIED) BY SUCH PERSON AGAINST SELLER AND (II) REPRESENTATION OR WARRANTY OF
ANY KIND (EITHER EXPRESS OR IMPLIED) BY SELLER TO OR FOR THE BENEFIT OF SUCH
PERSON.

I. THE FACT THAT A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH IS NOT DISCOVERED
UNTIL AFTER FORECLOSURE (BUT IN ALL INSTANCES PRIOR TO THE SALE OF THE RELATED
REO PROPERTY OR MORTGAGE LOAN) SHALL NOT PREJUDICE ANY CLAIM AGAINST SELLER FOR
REPURCHASE OF THE REO MORTGAGE LOAN OR REO PROPERTY. IN SUCH AN EVENT, THE
MASTER

                                       24

SERVICER SHALL NOTIFY SELLER OF THE DISCOVERY OF THE MATERIAL DOCUMENT DEFECT OR
MATERIAL BREACH AND SELLER SHALL HAVE 90 DAYS TO CORRECT OR CURE SUCH MATERIAL
DOCUMENT DEFECT OR MATERIAL BREACH OR PURCHASE THE REO PROPERTY AT THE PURCHASE
PRICE. IF SELLER FAILS TO CORRECT OR CURE THE MATERIAL DOCUMENT DEFECT OR
MATERIAL BREACH OR PURCHASE THE REO PROPERTY, THEN THE PROVISIONS ABOVE
REGARDING NOTICE OF OFFERS RELATED TO SUCH REO PROPERTY AND SELLER'S RIGHT TO
PURCHASE SUCH REO PROPERTY SHALL APPLY. AFTER A FINAL LIQUIDATION OF THE
MORTGAGE LOAN OR REO MORTGAGE LOAN, IF A COURT OF COMPETENT JURISDICTION ISSUES
A FINAL ORDER AFTER THE EXPIRATION OF ANY APPLICABLE APPEAL PERIOD THAT SELLER
IS OR WAS OBLIGATED TO REPURCHASE THE RELATED MORTGAGE LOAN OR REO MORTGAGE LOAN
(A "FINAL JUDICIAL DETERMINATION") OR SELLER OTHERWISE ACCEPTS LIABILITY, THEN,
BUT IN NO EVENT LATER THAN THE TERMINATION OF THE TRUST PURSUANT TO SECTION 9.30
OF THE POOLING AND SERVICING AGREEMENT, SELLER WILL BE OBLIGATED TO PAY TO THE
TRUST THE DIFFERENCE BETWEEN ANY LIQUIDATION PROCEEDS RECEIVED UPON SUCH
LIQUIDATION IN ACCORDANCE WITH THE POOLING AND SERVICING AGREEMENT (INCLUDING
THOSE ARISING FROM ANY SALE TO SELLER) AND THE PURCHASE PRICE.

J. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IN CONNECTION WITH
ANY SALE OR OTHER LIQUIDATION OF A MORTGAGE LOAN OR REO PROPERTY AS DESCRIBED IN
THIS SECTION 5, THE SPECIAL SERVICER SHALL NOT RECEIVE A LIQUIDATION FEE FROM
SELLER (BUT MAY COLLECT SUCH LIQUIDATION FEE FROM THE RELATED LIQUIDATION
PROCEEDS AS OTHERWISE PROVIDED HEREIN); PROVIDED, HOWEVER, THAT IN THE EVENT
SELLER IS OBLIGATED TO REPURCHASE THE MORTGAGE LOAN OR REO MORTGAGED PROPERTY
AFTER A FINAL LIQUIDATION OF SUCH MORTGAGE LOAN OR REO PROPERTY PURSUANT TO THE
IMMEDIATELY PRECEDING PARAGRAPH, AN AMOUNT EQUAL TO ANY LIQUIDATION FEE
(CALCULATED ON THE BASIS OF LIQUIDATION PROCEEDS) PAYABLE TO THE SPECIAL
SERVICER SHALL BE INCLUDED IN THE DEFINITION OF "PURCHASE PRICE" IN RESPECT OF
SUCH MORTGAGE LOAN OR REO MORTGAGED PROPERTY. EXCEPT AS EXPRESSLY SET FORTH
ABOVE, NO LIQUIDATION FEE SHALL BE PAYABLE IN CONNECTION WITH A REPURCHASE OF A
MORTGAGE LOAN BY SELLER.

K. THE OBLIGATIONS OF SELLER SET FORTH IN THIS SECTION 5 TO CURE A MATERIAL
DOCUMENT DEFECT OR A MATERIAL BREACH OR REPURCHASE OR REPLACE A DEFECTIVE
MORTGAGE LOAN CONSTITUTE THE SOLE REMEDIES OF PURCHASER OR ITS ASSIGNEES WITH
RESPECT TO A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH IN RESPECT OF AN
OUTSTANDING MORTGAGE LOAN; PROVIDED, THAT THIS LIMITATION SHALL NOT IN ANY WAY
LIMIT PURCHASER'S RIGHTS OR REMEDIES UPON BREACH OF ANY OTHER REPRESENTATION OR
WARRANTY OR COVENANT BY SELLER SET FORTH IN THIS AGREEMENT (OTHER THAN THOSE SET
FORTH IN EXHIBIT 2).

                                       25

L. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THAT THERE IS A BREACH OF THE
REPRESENTATIONS AND WARRANTIES SET FORTH IN PARAGRAPH 39 IN EXHIBIT 2 HERETO,
AND AS A RESULT THE PAYMENTS, BY A MORTGAGOR, OF REASONABLE COSTS AND EXPENSES
ASSOCIATED WITH THE DEFEASANCE OR ASSUMPTION OF A MORTGAGE LOAN ARE INSUFFICIENT
CAUSING THE TRUST TO INCUR AN ADDITIONAL TRUST EXPENSE IN AN AMOUNT EQUAL TO
SUCH REASONABLE COSTS AND EXPENSES NOT PAID BY SUCH MORTGAGOR, SELLER HEREBY
COVENANTS AND AGREES TO REIMBURSE THE TRUST WITHIN 90 DAYS OF THE RECEIPT OF
NOTICE OF SUCH BREACH IN AN AMOUNT SUFFICIENT TO AVOID SUCH ADDITIONAL TRUST
EXPENSE. THE PARTIES HERETO ACKNOWLEDGE THAT SUCH REIMBURSEMENT SHALL BE
SELLER'S SOLE OBLIGATION WITH RESPECT TO THE BREACH DISCUSSED IN THE PREVIOUS
SENTENCE.

M. THE POOLING AND SERVICING AGREEMENT SHALL PROVIDE THAT THE TRUSTEE (OR THE
MASTER SERVICER OR THE SPECIAL SERVICER ON ITS BEHALF) SHALL GIVE WRITTEN NOTICE
PROMPTLY (BUT IN ANY EVENT WITHIN THREE BUSINESS DAYS) TO SELLER OF ITS
DISCOVERY OF ANY MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH AND PROMPT WRITTEN
NOTICE TO SELLER IN THE EVENT THAT ANY MORTGAGE LOAN BECOMES A SPECIALLY
SERVICED MORTGAGE LOAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT).

N. IF SELLER REPURCHASES ANY MORTGAGE LOAN PURSUANT TO THIS SECTION 5, PURCHASER
OR ITS ASSIGNEE, FOLLOWING RECEIPT BY THE TRUSTEE OF THE PURCHASE PRICE
THEREFOR, PROMPTLY SHALL DELIVER OR CAUSE TO BE DELIVERED TO SELLER ALL MORTGAGE
LOAN DOCUMENTS WITH RESPECT TO SUCH MORTGAGE LOAN, AND EACH DOCUMENT THAT
CONSTITUTES A PART OF THE MORTGAGE FILE THAT WAS ENDORSED OR ASSIGNED TO THE
TRUSTEE SHALL BE ENDORSED AND ASSIGNED TO SELLER IN THE SAME MANNER SUCH THAT
SELLER SHALL BE VESTED WITH LEGAL AND BENEFICIAL TITLE TO SUCH MORTGAGE LOAN, IN
EACH CASE WITHOUT RECOURSE, INCLUDING ANY PROPERTY ACQUIRED IN RESPECT OF SUCH
MORTGAGE LOAN OR PROCEEDS OF ANY INSURANCE POLICIES WITH RESPECT THERETO.

XXII. CLOSING.

A. THE CLOSING OF THE SALE OF THE MORTGAGE LOANS SHALL BE HELD AT THE OFFICES OF
LATHAM & WATKINS LLP, 885 THIRD AVENUE, NEW YORK, NY 10022 AT 9:00 A.M., NEW
YORK TIME, ON THE CLOSING DATE. THE CLOSING SHALL BE SUBJECT TO EACH OF THE
FOLLOWING CONDITIONS:

     1. ALL OF THE REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER
SPECIFIED IN SECTION 4 HEREOF (INCLUDING, WITHOUT LIMITATION, THE
REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT

                                       26

2 HERETO) SHALL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE
CLOSING DATE WITH THE SAME FORCE AND EFFECT AS IF MADE ON THE CLOSING DATE,
PROVIDED THAT ANY REPRESENTATIONS AND WARRANTIES MADE AS OF A SPECIFIED DATE
SHALL BE TRUE AND CORRECT AS OF SUCH SPECIFIED DATE.

     2. ALL CLOSING DOCUMENTS SPECIFIED IN SECTION 7 HEREOF, IN SUCH FORMS AS
ARE AGREED UPON AND REASONABLY ACCEPTABLE TO SELLER OR PURCHASER, AS APPLICABLE,
SHALL BE DULY EXECUTED AND DELIVERED BY ALL SIGNATORIES AS REQUIRED PURSUANT TO
THE RESPECTIVE TERMS THEREOF.

     3. SELLER SHALL HAVE DELIVERED AND RELEASED TO PURCHASER OR ITS DESIGNEE
ALL DOCUMENTS REQUIRED TO BE DELIVERED TO PURCHASER AS OF THE CLOSING DATE
PURSUANT TO SECTION 2 HEREOF.

     4. THE RESULT OF THE EXAMINATION AND AUDIT PERFORMED BY PURCHASER AND ITS
AFFILIATES PURSUANT TO SECTION 3 HEREOF SHALL BE SATISFACTORY TO PURCHASER AND
ITS AFFILIATES IN THEIR SOLE DETERMINATION AND THE PARTIES SHALL HAVE AGREED TO
THE FORM AND CONTENTS OF SELLER'S INFORMATION TO BE DISCLOSED IN THE MEMORANDUM
AND THE PROSPECTUS SUPPLEMENT.

     5. ALL OTHER TERMS AND CONDITIONS OF THIS AGREEMENT REQUIRED TO BE COMPLIED
WITH ON OR BEFORE THE CLOSING DATE SHALL HAVE BEEN COMPLIED WITH, AND SELLER AND
PURCHASER SHALL HAVE THE ABILITY TO COMPLY WITH ALL TERMS AND CONDITIONS AND
PERFORM ALL DUTIES AND OBLIGATIONS REQUIRED TO BE COMPLIED WITH OR PERFORMED
AFTER THE CLOSING DATE.

     6. SELLER SHALL HAVE PAID ALL FEES AND EXPENSES PAYABLE BY IT TO PURCHASER
PURSUANT TO SECTION 8 HEREOF.

     7. THE CERTIFICATES TO BE SO RATED SHALL HAVE BEEN ASSIGNED RATINGS BY EACH
RATING AGENCY NO LOWER THAN THE RATINGS SPECIFIED FOR EACH SUCH CLASS IN THE
MEMORANDUM AND THE PROSPECTUS SUPPLEMENT.

     8. NO UNDERWRITER SHALL HAVE TERMINATED THE UNDERWRITING AGREEMENT AND NONE
OF THE INITIAL PURCHASERS SHALL HAVE TERMINATED THE CERTIFICATE PURCHASE
AGREEMENT, AND NEITHER THE UNDERWRITERS NOR THE INITIAL PURCHASERS SHALL HAVE
SUSPENDED, DELAYED OR OTHERWISE CANCELLED THE CLOSING DATE.

     9. SELLER SHALL HAVE RECEIVED THE PURCHASE PRICE FOR THE MORTGAGE LOANS
PURSUANT TO SECTION 1 HEREOF.

                                       27

B. EACH PARTY AGREES TO USE ITS BEST EFFORTS TO PERFORM ITS RESPECTIVE
OBLIGATIONS HEREUNDER IN A MANNER THAT WILL ENABLE PURCHASER TO PURCHASE THE
MORTGAGE LOANS ON THE CLOSING DATE.

XXIII. CLOSING DOCUMENTS. The Closing Documents shall consist of the following:

A. THIS AGREEMENT DULY EXECUTED BY PURCHASER AND SELLER.

B. A CERTIFICATE OF SELLER, EXECUTED BY A DULY AUTHORIZED OFFICER OF SELLER AND
DATED THE CLOSING DATE, AND UPON WHICH PURCHASER AND ITS SUCCESSORS AND ASSIGNS
MAY RELY, TO THE EFFECT THAT: (I) THE REPRESENTATIONS AND WARRANTIES OF SELLER
IN THIS AGREEMENT ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE
CLOSING DATE WITH THE SAME FORCE AND EFFECT AS IF MADE ON THE CLOSING DATE,
PROVIDED THAT ANY REPRESENTATIONS AND WARRANTIES MADE AS OF A SPECIFIED DATE
SHALL BE TRUE AND CORRECT AS OF SUCH SPECIFIED DATE; AND (II) SELLER HAS
COMPLIED WITH ALL AGREEMENTS AND SATISFIED ALL CONDITIONS ON ITS PART TO BE
PERFORMED OR SATISFIED ON OR PRIOR TO THE CLOSING DATE.

C. TRUE, COMPLETE AND CORRECT COPIES OF SELLER'S ARTICLES OF ORGANIZATION AND
BY-LAWS.

D. A CERTIFICATE OF EXISTENCE FOR SELLER FROM THE SECRETARY OF STATE OF NEW YORK
DATED NOT EARLIER THAN 30 DAYS PRIOR TO THE CLOSING DATE.

E. A CERTIFICATE OF THE SECRETARY OR ASSISTANT SECRETARY OF SELLER, DATED THE
CLOSING DATE, AND UPON WHICH PURCHASER MAY RELY, TO THE EFFECT THAT EACH
INDIVIDUAL WHO, AS AN OFFICER OR REPRESENTATIVE OF SELLER, SIGNED THIS AGREEMENT
OR ANY OTHER DOCUMENT OR CERTIFICATE DELIVERED ON OR BEFORE THE CLOSING DATE IN
CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN, WAS AT THE RESPECTIVE
TIMES OF SUCH SIGNING AND DELIVERY, AND IS AS OF THE CLOSING DATE, DULY ELECTED
OR APPOINTED, QUALIFIED AND ACTING AS SUCH OFFICER OR REPRESENTATIVE, AND THE
SIGNATURES OF SUCH PERSONS APPEARING ON SUCH DOCUMENTS AND CERTIFICATES ARE
THEIR GENUINE SIGNATURES.

F. AN OPINION OF COUNSEL (WHICH, OTHER THAN AS TO THE OPINION DESCRIBED IN
PARAGRAPH 7.6.6 BELOW, MAY BE IN-HOUSE COUNSEL) TO SELLER, DATED THE CLOSING
DATE, SUBSTANTIALLY TO THE EFFECT OF THE FOLLOWING (WITH SUCH CHANGES AND
MODIFICATIONS AS PURCHASER MAY APPROVE AND SUBJECT TO SUCH COUNSEL'S REASONABLE
QUALIFICATIONS):

                                       28

     1. SELLER IS VALIDLY EXISTING UNDER NEW YORK LAW AND HAS FULL CORPORATE
POWER AND AUTHORITY TO ENTER INTO AND PERFORM ITS OBLIGATIONS UNDER THIS
AGREEMENT.

     2. THIS AGREEMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED BY
SELLER.

     3. NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF ANY FEDERAL COURT OR
GOVERNMENTAL AGENCY OR BODY IS REQUIRED FOR THE CONSUMMATION BY SELLER OF THE
TRANSACTIONS CONTEMPLATED BY THE TERMS OF THIS AGREEMENT EXCEPT ANY APPROVALS AS
HAVE BEEN OBTAINED.

     4. NEITHER THE EXECUTION, DELIVERY OR PERFORMANCE OF THIS AGREEMENT BY
SELLER, NOR THE CONSUMMATION BY SELLER OF ANY OF THE TRANSACTIONS CONTEMPLATED
BY THE TERMS OF THIS AGREEMENT (A) CONFLICTS WITH OR RESULTS IN A BREACH OR
VIOLATION OF, OR CONSTITUTES A DEFAULT UNDER, THE ORGANIZATIONAL DOCUMENTS OF
SELLER, (B) TO THE KNOWLEDGE OF SUCH COUNSEL, CONSTITUTES A DEFAULT UNDER ANY
TERM OR PROVISION OF ANY MATERIAL AGREEMENT, CONTRACT, INSTRUMENT OR INDENTURE,
TO WHICH SELLER IS A PARTY OR BY WHICH IT OR ANY OF ITS ASSETS IS BOUND OR
RESULTS IN THE CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE UPON
ANY OF ITS PROPERTY PURSUANT TO THE TERMS OF ANY SUCH INDENTURE, MORTGAGE,
CONTRACT OR OTHER INSTRUMENT, OTHER THAN PURSUANT TO THIS AGREEMENT, OR (C)
CONFLICTS WITH OR RESULTS IN A BREACH OR VIOLATION OF ANY LAW, RULE, REGULATION,
ORDER, JUDGMENT, WRIT, INJUNCTION OR DECREE OF ANY COURT OR GOVERNMENTAL
AUTHORITY HAVING JURISDICTION OVER SELLER OR ITS ASSETS, EXCEPT WHERE IN ANY OF
THE INSTANCES CONTEMPLATED BY CLAUSES (B) OR (C) ABOVE, ANY CONFLICT, BREACH OR
DEFAULT, OR CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE, WILL NOT
HAVE A MATERIAL ADVERSE EFFECT ON THE CONSUMMATION OF THE TRANSACTIONS
CONTEMPLATED HEREBY BY SELLER OR MATERIALLY AND ADVERSELY AFFECT ITS ABILITY TO
PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER OR RESULT IN ANY MATERIAL ADVERSE
CHANGE IN THE BUSINESS, OPERATIONS, FINANCIAL CONDITION, PROPERTIES OR ASSETS OF
SELLER, OR IN ANY MATERIAL IMPAIRMENT OF THE RIGHT OR ABILITY OF SELLER TO CARRY
ON ITS BUSINESS SUBSTANTIALLY AS NOW CONDUCTED.

     5. TO HIS OR HER KNOWLEDGE, THERE ARE NO LEGAL OR GOVERNMENTAL ACTIONS,
INVESTIGATIONS OR PROCEEDINGS PENDING TO WHICH SELLER IS A PARTY, OR THREATENED
AGAINST SELLER, (A) ASSERTING THE INVALIDITY OF THIS AGREEMENT OR (B) WHICH
MATERIALLY AND ADVERSELY AFFECT THE PERFORMANCE BY SELLER OF ITS OBLIGATIONS
UNDER, OR THE VALIDITY OR ENFORCEABILITY OF, THIS AGREEMENT.

                                       29

     6. THIS AGREEMENT IS A VALID, LEGAL AND BINDING AGREEMENT OF SELLER,
ENFORCEABLE AGAINST SELLER IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
ENFORCEMENT MAY BE LIMITED BY (1) LAWS RELATING TO BANKRUPTCY, INSOLVENCY,
REORGANIZATION, RECEIVERSHIP OR MORATORIUM, (2) OTHER LAWS RELATING TO OR
AFFECTING THE RIGHTS OF CREDITORS GENERALLY, (3) GENERAL EQUITY PRINCIPLES
(REGARDLESS OF WHETHER SUCH ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY
OR AT LAW) OR (4) PUBLIC POLICY CONSIDERATIONS UNDERLYING THE SECURITIES LAWS,
TO THE EXTENT THAT SUCH PUBLIC POLICY CONSIDERATIONS LIMIT THE ENFORCEABILITY OF
THE PROVISIONS OF THIS AGREEMENT THAT PURPORT TO PROVIDE INDEMNIFICATION FROM
LIABILITIES UNDER APPLICABLE SECURITIES LAWS.

          Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

          In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

G. SUCH OTHER OPINIONS OF COUNSEL AS ANY RATING AGENCY MAY REQUEST IN CONNECTION
WITH THE SALE OF THE MORTGAGE LOANS BY SELLER TO PURCHASER OR SELLER'S EXECUTION
AND DELIVERY OF, OR PERFORMANCE UNDER, THIS AGREEMENT.

H. A LETTER FROM DELOITTE & TOUCHE, CERTIFIED PUBLIC ACCOUNTANTS, DATED THE DATE
HEREOF, TO THE EFFECT THAT THEY HAVE PERFORMED CERTAIN SPECIFIED PROCEDURES AS A
RESULT OF WHICH THEY DETERMINED THAT CERTAIN INFORMATION OF AN ACCOUNTING,
FINANCIAL OR STATISTICAL NATURE SET FORTH IN THE MEMORANDUM AND THE PROSPECTUS
SUPPLEMENT AGREES WITH THE RECORDS OF SELLER.

I. SUCH FURTHER CERTIFICATES, OPINIONS AND DOCUMENTS AS PURCHASER MAY REASONABLY
REQUEST.

J. AN OFFICER'S CERTIFICATE OF PURCHASER, DATED AS OF THE CLOSING DATE, WITH THE
RESOLUTIONS OF PURCHASER AUTHORIZING THE TRANSACTIONS DESCRIBED HEREIN ATTACHED
THERETO, TOGETHER WITH CERTIFIED COPIES OF THE CHARTER, BY-LAWS AND CERTIFICATE
OF GOOD STANDING OF PURCHASER DATED NOT EARLIER THAN 30 DAYS PRIOR TO THE
CLOSING DATE.

K. SUCH OTHER CERTIFICATES OF PURCHASER'S OFFICERS OR OTHERS AND SUCH OTHER
DOCUMENTS TO EVIDENCE FULFILLMENT OF THE CONDITIONS SET FORTH IN THIS AGREEMENT
AS SELLER OR ITS COUNSEL MAY REASONABLY REQUEST.

                                       30

L. AN EXECUTED BILL OF SALE IN THE FORM ATTACHED HERETO AS EXHIBIT 4.

XXIV. COSTS. Seller shall pay Purchaser the costs and expenses as agreed upon by
Seller and Purchaser in a separate Letter of Understanding dated July 29, 2005.

XXV. NOTICES. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to
Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York,
New York 10036, Attention: Andrew Berman, with a copy to Morgan Stanley Capital
I Inc., 1585 Broadway, New York, New York 10036, Attention: Legal Department (or
such other address as may hereafter be furnished in writing by Purchaser), or if
(ii) to Seller, addressed to Seller at Four Gateway Center, 8th Floor, 100
Mulberry Street, Newark, New Jersey 07102, Attention: Richard L. Jarocki (or to
such other address as Seller may designate in writing) (with a copy to the attention of John Kelly, Legal Department).

XXVI. SEVERABILITY OF PROVISIONS. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

XXVII. FURTHER ASSURANCES. Seller and Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

XXVIII. SURVIVAL. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue

                                       31

in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

XXIX. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND
RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

XXX. BENEFITS OF MORTGAGE LOAN PURCHASE AGREEMENT. This Agreement shall inure to the benefit of and shall be binding upon Seller, Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the rights and obligations of Purchaser pursuant to Sections 2, 4.1 (other than clause 4.1.7), 5, 9, 10, 11, 12 and 13 hereof may be assigned to the
Trustee as may be required to effect the purposes of the Pooling and Servicing
Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

XXXI. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this
Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of
Seller under this Agreement shall not be assigned by Seller without the prior written consent of Purchaser, except that any person into which Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Seller is a party, or any person succeeding to the entire business of Seller shall be the successor to Seller hereunder.

XXXII. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding (solely with respect to those portions of this Agreement that are not assigned to the Trustee), the
Indemnification Agreement and the Pooling and Servicing Agreement), and
supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                                       32

          IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                        PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        MORGAN STANLEY CAPITAL I INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                       33

                                    EXHIBIT 1
                             MORTGAGE LOAN SCHEDULE

                                       1-1

                                    EXHIBIT 2
                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule is complete, true and correct in all material respects as of the
Cut-Off Date.

          2. Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a
whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had
good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage
Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the
Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

          3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date, in each case, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the Title Insurance Policy, (c) exceptions and exclusions specifically referred to in such Title Insurance Policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or
(d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e)
if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a)
through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the
Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such
Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate

                                       2-1

the related Mortgaged Property as it is currently being operated. A Uniform
Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

          5. Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note,
Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

          7. Condition of Property; Condemnation. (i) With respect to the
Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on
Schedule A to this Exhibit 2, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on Schedule A to this
Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The
Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the
Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, (x) all of the material improvements on the related

                                       2-2

Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the
Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, (y) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged
Property, except those encroachments that are insured against by the Title
Policy referred to herein, and (z) the Mortgaged Property securing each Mortgage
Loan is located on or adjacent to a public road, or has access to an easement permitting ingress and egress.

          8. Title Insurance. Each Mortgaged Property is covered by an American
Land Title Association (or an equivalent form of) lender's title insurance policy or a pro forma or marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the
"Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related
Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

          9. No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto.
With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the
Closing Date have been complied with, or any such funds so escrowed have not been released.

          10. Mortgage Provisions. The Mortgage Note or Mortgage for each
Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13)
such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

          11. Trustee under Deed of Trust. If any Mortgage is a deed of trust,
(1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related
Mortgagor or in connection with any full or partial release of the related
Mortgaged Property or related security for the related Mortgage Loan.

          12. Environmental Conditions.

                                       2-3

          (i)  Except as set forth on Schedule A to this Exhibit 2, with respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-Off Date, an environmental site assessment prepared to ASTM standards, or an update of a previous
               assessment, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the related
               Mortgage Loan, a report of the most recent assessment with respect to each Mortgaged Property (an "Environmental Report")
               has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such Environmental Report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such
               Environmental Report disclosed the existence of a material and adverse environmental condition or circumstance affecting any
               Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or
               circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to
               establish an operations and maintenance plan. Each Mortgage Loan set forth on Schedule C to this Exhibit 2 (each, a "Schedule C
               Loan") is the subject of a Secured Creditor Impaired Property
               Policy, issued by the issuer set forth on Schedule C (the "Policy
               Issuer") and effective as of the date thereof (the "Environmental
               Insurance Policy"). Except as set forth on Schedule A to this
               Exhibit 2, with respect to each Schedule C Loan, (i) to the
               Seller's knowledge, the Environmental Insurance Policy is in full force and effect, (ii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing materials ("ACM") and radon gas ("RG") at each related Mortgaged Property and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG
               environmental condition or circumstance affecting the related
               Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage
               Loan or provide additional security, or establish with the lender a reserve from loan proceeds, in an amount deemed to be
               sufficient by the Seller for the remediation of the problem and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage
               Loan, (iii) on the effective date of the Environmental Insurance
               Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the
               Mortgaged Property (other than the existence of LBP, ACM or RG)
               that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer or (c) an engineering or other report

                                       2-4

               provided to the Policy Issuer and (iv) the premium of any
               Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

          (ii) With respect to the Mortgaged Properties securing the Mortgage
               Loans that were not the subject of an environmental site
               assessment prepared to ASTM standards within 18 months prior to the Cut-Off Date as set forth on Schedule A to this Exhibit 2,
               (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged
               Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such
               Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged
               Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

               "Hazardous Materials" means gasoline, petroleum products,
               explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the
               Comprehensive Environmental Response, Compensation and Liability
               Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.), the
               Hazardous Materials Transportation Act as amended (42 U.S.C.
               Sections 6901 et seq.), the Federal Water Pollution Control Act
               as amended (33 U.S.C. Sections 1251 et seq.), the Clean Air Act
               (42 U.S.C. Sections 1251 et seq.) and any regulations promulgated pursuant thereto.

          13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor or any guarantor of any non-recourse exceptions and environmental liability is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other

                                       2-5

similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

          14. Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related
Mortgage Loan and the replacement cost of the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation; (b) a business interruption or rental loss insurance policy, in an amount at least equal to twelve months of operations of the Mortgaged Property estimated as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the
Federal Emergency Management Agency as having special flood hazards and the
Federal Emergency Management Agency requires flood insurance to be maintained);
and (d) a comprehensive general liability insurance policy not less than $1 million per occurrence. Each insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination, reduction of coverage or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will (or at the lender's option will) be applied (a)
to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or
(c) to the reduction of the principal amount of the Mortgage Loan.

          15. Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

                                       2-6

          17. Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a
Mortgaged Property (a "Ground Lease" which term shall include any related estoppel letter or lender protection agreement between Seller and related lessor), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

          (i)  Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related
               Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related
               Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage
               File;

          (ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

          (iii) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required for assignment to Purchaser, it has been obtained prior to the Closing Date) and is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it either has been obtained or it cannot be unreasonably
               withheld;

          (iv) Such Ground Lease is in full force and effect, the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented
               thereto, the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

          (v)  Such Ground Lease (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the
               Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the
               Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

          (vi) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease,

                                       2-7

               which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

          (vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Maturity Date of the related Mortgage Loan;

          (viii) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses
               (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as
               commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

          (ix) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged
               Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

          (x)  Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

          18. Escrow Deposits. All escrow deposits and payments relating to each
Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

          19. LTV Ratio. The gross proceeds of each Mortgage Loan to the related
Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event

                                      2-8

the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such
Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section
1.860G-2(a)(1)(ii)).

          20. Mortgage Loan Modifications. Any Mortgage Loan that was
"significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i)
of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

          21. Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage
Loan.

          22. No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title
Policy referred to herein.

          23. Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws and any other applicable material laws in effect at its date of origination.

          24. Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

          25. Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a predetermined or objectively determinable release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the

                                      2-9

meaning of Treas. Reg. Section 1.1001-3 and (b) would not cause such Mortgage
Loan to fail to be a "qualified mortgage" within the meaning of Section
860G(a)(3)(A) of the Code.

          26. No Equity Participation or Contingent Interest. No Mortgage Loan
contains any equity participation by the lender or shared appreciation feature or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment
Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property. Neither the Seller nor any affiliate thereof has any obligation to make a capital contribution to the
Mortgagor under the Mortgage Loan or otherwise.

          27. No Material Default. There exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller.

          28. Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related
Mortgage Loan.

          29. Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged
Property is located, the improvements located on or forming part of each
Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related
Mortgage Loan by the Seller hereunder.

          30. Junior Liens. None of the Mortgage Loans permits the related
Mortgaged Property to be encumbered by any lien (other than a Permitted
Encumbrance) junior to or of equal priority with the lien of the related
Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The
Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

          31. Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related
Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

                                      2-10

          32. Servicing. The servicing and collection practices used by the
Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

          33. Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related
Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated.

          34. Assisted Living Facility Regulation. If the Mortgaged Property is
operated as an assisted living facility, to the Seller's knowledge (a) the related Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property and (b) if the operator of the Mortgaged Property participates in Medicare or
Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

          35. Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the
Purchaser.

          36. Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

          37. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

                                      2-11

          38. Non-Recourse Exceptions. The Mortgage Loan documents for each
Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person
(and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds, condemnation awards and breaches of the environmental covenants in the
Mortgage Loan documents.

          39. Defeasance and Assumption Costs. The related Mortgage Loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged
Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage
Loan.

          40. Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended)
or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

          41. Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted "customary prepayment penalties" within the meaning of
Treasury Regulation Section 1.860G-1(b)(2).

          42. Terrorism Insurance. With respect to each Mortgage Loan that has a principal balance as of the Cut-off Date that is greater than or equal to
$17,500,000, the related all risk insurance policy and business interruption policy do not specifically exclude Acts of Terrorism, as defined in the
Terrorism Risk Insurance Act of 2002, from coverage, or if such coverage is excluded, is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, do not, as of the date hereof, specifically exclude Acts of Terrorism from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each of the
Mortgage Loans, the related Mortgage Loan documents do not waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on
Schedule A.

          43. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulation
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulation
Sections 1.860G-2(a)(3) and 1.860G-2(f)(2) that treat a defective obligation as a qualified mortgage, or any substantially similar provision).

                                      2-12

          44. No Fraud in Origination. A court of competent jurisdiction will not find, in a final non-appealable judgment, that an employee of Seller actively participated with the Borrower in any intentional fraud in connection with the origination of the Mortgage Loan. To the Seller's knowledge, no
Borrower is guilty of defrauding or making an intentional material misrepresentation to Seller in connection with the origination of the Mortgage
Loan.

          45. Foreclosure Property. The Seller is not selling any Mortgage Loan as part of a plan to transfer the underlying Mortgaged Property to the
Purchaser, and the Seller does not know or, to the Seller's knowledge, have reason to know that any Mortgage Loan will default. The representations in this paragraph 45 are being made solely for the purpose of determining whether the
Mortgaged Property, if acquired by the Trust, would qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, and may not be relied upon or used for any other purpose. Such representations shall not be construed as a guarantee to any degree that defaults or losses will not occur.

          46. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots containing no other property, or is subject to an endorsement under the related Title Policy insuring same, or an application for the creation of separate tax lots complying in all respects with the applicable laws and requirements of the applicable governing authority has been made and approved by the applicable governing authority and such tax lots shall be effective for the next tax year.

                                      2-13

                                   SCHEDULE A

                  Exceptions to Representations and Warranties

                                   SCHEDULE B

     List of Mortgagors that are Third-Party Beneficiaries Under Section 5.2

                                   SCHEDULE C

  LIST OF MORTGAGE LOANS SUBJECT TO SECURED CREDITOR IMPAIRED PROPERTY POLICIES

                                       3-1

                                    EXHIBIT 3
                               PRICING FORMULATION

                                       3-1

                                    EXHIBIT 4
                                  BILL OF SALE

          1. Parties. The parties to this Bill of Sale are the following:

               Seller:    Prudential Mortgage Capital Funding, LLC
               Purchaser: Morgan Stanley Capital I Inc.

          2. Sale. For value received, Seller hereby conveys to Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan
Purchase Agreement, dated as of July 29, 2005 (the "Mortgage Loan Purchase
Agreement"), between Seller and Purchaser and all of the following property:

          (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage
     Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

          (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a)
     above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

          (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

          3. Purchase Price. The amount and other consideration set forth on
Exhibit 3 to the Mortgage Loan Purchase Agreement.

          4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                       4-1

          IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of
Sale to be duly executed and delivered on this 29th day of July, 2005.

SELLER:                                 PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

PURCHASER:                              MORGAN STANLEY CAPITAL I INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                    EXHIBIT 5
                        FORM OF LIMITED POWER OF ATTORNEY

                                   EXHIBIT K-3

                FORM OF MORTGAGE LOAN PURCHASE AGREEMENT (WELLS)

================================================================================

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                    as Seller

                                       and

                          MORGAN STANLEY CAPITAL I INC.
                                  as Purchaser

                            Dated as of July 29, 2005

================================================================================

5.          REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES MADE BY

Exhibit 1   Mortgage Loan Schedule
Exhibit 2   Representations and Warranties
Exhibit 3   Pricing Formulation
Exhibit 4   Bill of Sale
Exhibit 5   Power of Attorney

                             Index of Defined Terms

Affected Loan(s)...........................................................   16
Agreement..................................................................    1
Certificate Purchase Agreement.............................................    1
Certificates...............................................................    1
Closing Date...............................................................    2
Collateral Information.....................................................   10
Crossed Mortgage Loans.....................................................   16
Defective Mortgage Loan....................................................   16
Final Judicial Determination...............................................   19
Indemnification Agreement..................................................   13
Initial Purchaser..........................................................    1
Material Breach............................................................   15
Material Document Defect...................................................   15
Memorandum.................................................................    1
Mortgage File..............................................................    3
Mortgage Loan Schedule.....................................................    2
Mortgage Loans.............................................................    1
Officer's Certificate......................................................    6
Pooling and Servicing Agreement............................................    1
Private Certificates.......................................................    1
Prospectus Supplement......................................................    1
Public Certificates........................................................    1
Purchaser..................................................................    1
Repurchased Loan...........................................................   16
Seller.....................................................................    1
Special Servicer...........................................................    1
Trust......................................................................    1
Trustee....................................................................    1
Underwriters...............................................................    1
Underwriting Agreement.....................................................    1

                                        i

                        MORTGAGE LOAN PURCHASE AGREEMENT
                                  (WELLS LOANS)

          Mortgage Loan Purchase Agreement ("Agreement"), dated as of July 29,
2005, between Wells Fargo Bank, National Association (the "Seller"), and Morgan
Stanley Capital I Inc. (the "Purchaser").

          Seller agrees to sell and Purchaser agrees to purchase certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. Purchaser will convey the Mortgage Loans to a trust (the "Trust")
created pursuant to a Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), to be dated as of August 1, 2005, between Purchaser, as depositor, Prudential Asset Resources, Inc., as a master servicer, Wells Fargo
Bank, National Association, as a master servicer, CWCapital Asset Management
LLC, as special servicer (the "Special Servicer"), LaSalle Bank National
Association, as trustee (the "Trustee"), ABN AMRO Bank N.V., as fiscal agent, and Wells Fargo Bank, National Association, as paying agent and certificate registrar. In exchange for the Mortgage Loans, the Trust will issue to the
Depositor pass-through certificates to be known as Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6 (the
"Certificates"). The Certificates will be issued pursuant to the Pooling and
Servicing Agreement.

          Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The term
"Master Servicer" as used herein shall mean Wells Fargo Bank, National
Association in its capacity as a master servicer under the Pooling and Servicing
Agreement unless otherwise specified.

          The Class A-1, Class A-1A, Class A-2A, Class A-2B, Class A-AB, Class
A-3, Class A-4A, Class A-4B, Class X-2, Class A-J, Class B, Class C, Class D,
Class E and Class F Certificates (the "Public Certificates") will be sold by
Purchaser to Morgan Stanley & Co. Incorporated, Banc of America Securities LLC,
Greenwich Capital Markets, Inc. and SunTrust Capital Markets, Inc. (the
"Underwriters"), pursuant to an Underwriting Agreement, between Purchaser and the Underwriters, dated July 29, 2005 (the "Underwriting Agreement"), and the
Class X-1, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class
N, Class O, Class P, Class Q, Class S, Class T, Class R-I, Class R-II and Class
R-III Certificates (the "Private Certificates") will be sold by Purchaser to
Morgan Stanley & Co. Incorporated (the "Initial Purchaser") pursuant to a
Certificate Purchase Agreement, between Purchaser and the Initial Purchaser, dated July 29, 2005 (the "Certificate Purchase Agreement"). The Underwriters
will offer the Public Certificates for sale publicly pursuant to a Prospectus dated June 7, 2005, as supplemented by a Prospectus Supplement dated July 29,
2005 (together with the Prospectus, the "Prospectus Supplement"), and the
Initial Purchaser will offer the Private Certificates for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum dated July 29, 2005 (the "Memorandum").

          In consideration of the mutual agreements contained herein, Seller and
Purchaser hereby agree as follows:

                                       1

XXXIII. AGREEMENT TO PURCHASE.

A. SELLER AGREES TO SELL, AND PURCHASER AGREES TO PURCHASE, ON A SERVICING
RELEASED BASIS, THE MORTGAGE LOANS IDENTIFIED ON THE SCHEDULE (THE "MORTGAGE
LOAN SCHEDULE") ANNEXED HERETO AS EXHIBIT 1, AS SUCH SCHEDULE MAY BE AMENDED TO
REFLECT THE ACTUAL MORTGAGE LOANS ACCEPTED BY PURCHASER PURSUANT TO THE TERMS
HEREOF. THE CUT-OFF DATE WITH RESPECT TO THE MORTGAGE LOANS IS AUGUST 1, 2005.
THE MORTGAGE LOANS WILL HAVE AN AGGREGATE PRINCIPAL BALANCE AS OF THE CLOSE OF
BUSINESS ON THE CUT-OFF DATE, AFTER GIVING EFFECT TO ANY PAYMENTS DUE ON OR
BEFORE SUCH DATE, WHETHER OR NOT RECEIVED, OF $377,135,039. THE SALE OF THE
MORTGAGE LOANS SHALL TAKE PLACE ON AUGUST 11, 2005 OR SUCH OTHER DATE AS SHALL
BE MUTUALLY ACCEPTABLE TO THE PARTIES HERETO (THE "CLOSING DATE"). THE PURCHASE
PRICE TO BE PAID BY PURCHASER FOR THE MORTGAGE LOANS SHALL EQUAL THE AMOUNT SET
FORTH AS SUCH PURCHASE PRICE ON EXHIBIT 3 HERETO. THE PURCHASE PRICE SHALL BE
PAID TO SELLER BY WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS ON THE CLOSING
DATE.

B. ON THE CLOSING DATE, PURCHASER WILL ASSIGN TO THE TRUSTEE PURSUANT TO THE
POOLING AND SERVICING AGREEMENT ALL OF ITS RIGHT, TITLE AND INTEREST IN AND TO
THE MORTGAGE LOANS AND ITS RIGHTS UNDER THIS AGREEMENT (TO THE EXTENT SET FORTH
IN SECTION 14), AND THE TRUSTEE SHALL SUCCEED TO SUCH RIGHT, TITLE AND INTEREST
IN AND TO THE MORTGAGE LOANS AND PURCHASER'S RIGHTS UNDER THIS AGREEMENT (TO THE
EXTENT SET FORTH IN SECTION 14).

XXXIV. CONVEYANCE OF MORTGAGE LOANS.

A. EFFECTIVE AS OF THE CLOSING DATE, SUBJECT ONLY TO RECEIPT OF THE
CONSIDERATION REFERRED TO IN SECTION 1 HEREOF AND THE SATISFACTION OF THE
CONDITIONS SPECIFIED IN SECTIONS 6 AND 7 HEREOF, SELLER DOES HEREBY TRANSFER,
ASSIGN, SET OVER AND OTHERWISE CONVEY TO PURCHASER, WITHOUT RECOURSE, EXCEPT AS
SPECIFICALLY PROVIDED HEREIN ALL THE RIGHT, TITLE AND INTEREST OF SELLER, WITH
THE UNDERSTANDING THAT A SERVICING RIGHTS PURCHASE AND SALE AGREEMENT, DATED
AUGUST 1, 2005, WILL BE EXECUTED BY SELLER AND THE MASTER SERVICER, IN AND TO
THE MORTGAGE LOANS IDENTIFIED ON THE MORTGAGE LOAN SCHEDULE AS OF THE CLOSING
DATE. THE MORTGAGE LOAN SCHEDULE, AS IT MAY BE AMENDED FROM TIME TO TIME ON OR
PRIOR TO THE CLOSING DATE, SHALL CONFORM TO THE REQUIREMENTS OF THIS AGREEMENT
AND THE POOLING AND SERVICING AGREEMENT. IN CONNECTION WITH SUCH TRANSFER AND
ASSIGNMENT, SELLER SHALL DELIVER TO OR ON BEHALF OF THE TRUSTEE, ON BEHALF OF
PURCHASER, ON OR PRIOR TO THE CLOSING DATE, THE MORTGAGE NOTE (AS DESCRIBED IN
CLAUSE 2.2.1 HEREOF) FOR EACH MORTGAGE LOAN AND ON OR PRIOR TO THE FIFTH
BUSINESS DAY AFTER THE CLOSING DATE, FIVE LIMITED

                                       2

POWERS OF ATTORNEY SUBSTANTIALLY IN THE FORM ATTACHED HERETO AS EXHIBIT 5 IN
FAVOR OF THE TRUSTEE AND THE SPECIAL SERVICER TO EMPOWER THE TRUSTEE AND, IN THE
EVENT OF THE FAILURE OR INCAPACITY OF THE TRUSTEE, THE SPECIAL SERVICER, TO
SUBMIT FOR RECORDING, AT THE EXPENSE OF SELLER, ANY MORTGAGE LOAN DOCUMENTS
REQUIRED TO BE RECORDED AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT AND
ANY INTERVENING ASSIGNMENTS WITH EVIDENCE OF RECORDING THEREON THAT ARE REQUIRED
TO BE INCLUDED IN THE MORTGAGE FILES (SO LONG AS ORIGINAL COUNTERPARTS HAVE
PREVIOUSLY BEEN DELIVERED TO THE TRUSTEE). SELLER AGREES TO REASONABLY COOPERATE
WITH THE TRUSTEE AND THE SPECIAL SERVICER IN CONNECTION WITH ANY ADDITIONAL
POWERS OF ATTORNEY OR REVISIONS THERETO THAT ARE REQUESTED BY SUCH PARTIES FOR
PURPOSES OF SUCH RECORDATION. THE PARTIES HERETO AGREE THAT NO SUCH POWER OF
ATTORNEY SHALL BE USED WITH RESPECT TO ANY MORTGAGE LOAN BY OR UNDER
AUTHORIZATION BY ANY PARTY HERETO EXCEPT TO THE EXTENT THAT THE ABSENCE OF A
DOCUMENT DESCRIBED IN THE SECOND PRECEDING SENTENCE WITH RESPECT TO SUCH
MORTGAGE LOAN REMAINS UNREMEDIED AS OF THE EARLIER OF (I) THE DATE THAT IS 180
DAYS FOLLOWING THE DELIVERY OF NOTICE OF SUCH ABSENCE TO SELLER, BUT IN NO EVENT
EARLIER THAN 18 MONTHS FROM THE CLOSING DATE, AND (II) THE DATE (IF ANY) ON
WHICH SUCH MORTGAGE LOAN BECOMES A SPECIALLY SERVICED MORTGAGE LOAN. THE TRUSTEE
SHALL SUBMIT SUCH DOCUMENTS, AT SELLER'S EXPENSE, AFTER THE PERIODS SET FORTH
ABOVE, PROVIDED, HOWEVER, THE TRUSTEE SHALL NOT SUBMIT SUCH ASSIGNMENTS FOR
RECORDING IF SELLER PRODUCES EVIDENCE THAT IT HAS SENT ANY SUCH ASSIGNMENT FOR
RECORDING AND CERTIFIES THAT SELLER IS AWAITING ITS RETURN FROM THE APPLICABLE
RECORDING OFFICE. IN ADDITION, NOT LATER THAN THE 30TH DAY FOLLOWING THE CLOSING
DATE, SELLER SHALL DELIVER TO OR ON BEHALF OF THE TRUSTEE EACH OF THE REMAINING
DOCUMENTS OR INSTRUMENTS SPECIFIED IN SECTION 2.2 HEREOF (WITH SUCH EXCEPTIONS
AS ARE PERMITTED BY THIS SECTION 2) WITH RESPECT TO EACH MORTGAGE LOAN (EACH, A
"MORTGAGE FILE"). (SELLER ACKNOWLEDGES THAT THE TERM "WITHOUT RECOURSE" DOES NOT
MODIFY THE DUTIES OF SELLER UNDER SECTION 5 HEREOF.)

B. ALL MORTGAGE FILES, OR PORTIONS THEREOF, DELIVERED PRIOR TO THE CLOSING DATE
ARE TO BE HELD BY OR ON BEHALF OF THE TRUSTEE IN ESCROW ON BEHALF OF SELLER AT
ALL TIMES PRIOR TO THE CLOSING DATE. THE MORTGAGE FILES SHALL BE RELEASED FROM
ESCROW UPON CLOSING OF THE SALE OF THE MORTGAGE LOANS AND PAYMENTS OF THE
PURCHASE PRICE THEREFOR AS CONTEMPLATED HEREBY. THE MORTGAGE FILE FOR EACH
MORTGAGE LOAN SHALL CONTAIN THE FOLLOWING DOCUMENTS:

     1. THE ORIGINAL MORTGAGE NOTE BEARING ALL INTERVENING ENDORSEMENTS,
ENDORSED "PAY TO THE ORDER OF LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR
MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2005-HQ6,

                                       3

WITHOUT RECOURSE, REPRESENTATION OR WARRANTY" OR IF THE ORIGINAL MORTGAGE NOTE
IS NOT INCLUDED THEREIN, THEN A LOST NOTE AFFIDAVIT, WITH A COPY OF THE MORTGAGE
NOTE ATTACHED THERETO;

     2. THE ORIGINAL MORTGAGE, WITH EVIDENCE OF RECORDING THEREON, AND, IF THE
MORTGAGE WAS EXECUTED PURSUANT TO A POWER OF ATTORNEY, A CERTIFIED TRUE COPY OF
THE POWER OF ATTORNEY CERTIFIED BY THE PUBLIC RECORDER'S OFFICE, WITH EVIDENCE
OF RECORDING THEREON (IF RECORDING IS CUSTOMARY IN THE JURISDICTION IN WHICH
SUCH POWER OF ATTORNEY WAS EXECUTED), OR CERTIFIED BY A TITLE INSURANCE COMPANY
OR ESCROW COMPANY TO BE A TRUE COPY THEREOF; PROVIDED THAT IF SUCH ORIGINAL
MORTGAGE CANNOT BE DELIVERED WITH EVIDENCE OF RECORDING THEREON ON OR PRIOR TO
THE 45TH DAY FOLLOWING THE CLOSING DATE BECAUSE OF A DELAY CAUSED BY THE PUBLIC
RECORDING OFFICE WHERE SUCH ORIGINAL MORTGAGE HAS BEEN DELIVERED FOR RECORDATION
OR BECAUSE SUCH ORIGINAL MORTGAGE HAS BEEN LOST, SELLER SHALL DELIVER OR CAUSE
TO BE DELIVERED TO THE TRUSTEE A TRUE AND CORRECT COPY OF SUCH MORTGAGE,
TOGETHER WITH (I) IN THE CASE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE,
AN OFFICER'S CERTIFICATE (AS DEFINED BELOW) OF SELLER STATING THAT SUCH ORIGINAL
MORTGAGE HAS BEEN SENT TO THE APPROPRIATE PUBLIC RECORDING OFFICIAL FOR
RECORDATION OR (II) IN THE CASE OF AN ORIGINAL MORTGAGE THAT HAS BEEN LOST AFTER
RECORDATION, A CERTIFICATION BY THE APPROPRIATE COUNTY RECORDING OFFICE WHERE
SUCH MORTGAGE IS RECORDED THAT SUCH COPY IS A TRUE AND COMPLETE COPY OF THE
ORIGINAL RECORDED MORTGAGE;

     3. THE ORIGINALS OF ALL AGREEMENTS MODIFYING A MONEY TERM OR OTHER MATERIAL
MODIFICATION, CONSOLIDATION AND EXTENSION AGREEMENTS, IF ANY, WITH EVIDENCE OF
RECORDING THEREON, OR IF ANY SUCH ORIGINAL MODIFICATION, CONSOLIDATION OR
EXTENSION AGREEMENT HAS BEEN DELIVERED TO THE APPROPRIATE RECORDING OFFICE FOR
RECORDATION AND EITHER HAS NOT YET BEEN RETURNED ON OR PRIOR TO THE 45TH DAY
FOLLOWING THE CLOSING DATE WITH EVIDENCE OF RECORDATION THEREON OR HAS BEEN LOST
AFTER RECORDATION, A TRUE COPY OF SUCH MODIFICATION, CONSOLIDATION OR EXTENSION
CERTIFIED BY SELLER TOGETHER WITH (I) IN THE CASE OF A DELAY CAUSED BY THE
PUBLIC RECORDING OFFICE, AN OFFICER'S CERTIFICATE OF SELLER STATING THAT SUCH
ORIGINAL MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT HAS BEEN DISPATCHED
OR SENT TO THE APPROPRIATE PUBLIC RECORDING OFFICIAL FOR RECORDATION OR (II) IN
THE CASE OF AN ORIGINAL MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT THAT
HAS BEEN LOST AFTER RECORDATION, A CERTIFICATION BY THE APPROPRIATE COUNTY
RECORDING OFFICE WHERE SUCH DOCUMENT IS RECORDED THAT SUCH COPY IS A TRUE AND
COMPLETE COPY OF THE ORIGINAL RECORDED MODIFICATION, CONSOLIDATION OR EXTENSION
AGREEMENT, AND THE ORIGINALS OF ALL ASSUMPTION AGREEMENTS, IF ANY;

                                       4

     4. AN ORIGINAL ASSIGNMENT OF MORTGAGE FOR EACH MORTGAGE LOAN, IN FORM AND
SUBSTANCE ACCEPTABLE FOR RECORDING, SIGNED BY THE HOLDER OF RECORD IN FAVOR OF
"LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL I
INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-HQ6," PROVIDED,
IF THE RELATED MORTGAGE HAS BEEN RECORDED IN THE NAME OF MORTGAGE ELECTRONIC
REGISTRATION SYSTEMS, INC. ("MERS") OR ITS DESIGNEE, NO SUCH ASSIGNMENTS WILL BE
REQUIRED TO BE SUBMITTED FOR RECORDING OR FILING AND INSTEAD, SELLER SHALL TAKE
ALL ACTIONS AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE OWNER OF
THE RELATED MORTGAGE ON THE RECORD OF MERS FOR PURPOSES OF THE SYSTEM OF
RECORDING TRANSFERS OF BENEFICIAL OWNERSHIP OF MORTGAGES MAINTAINED BY MERS AND
SHALL DELIVER TO THE SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE TRUSTEE IS
SHOWN AS THE OWNER ON THE RECORD OF MERS;

     5. ORIGINALS OF ALL INTERVENING ASSIGNMENTS OF MORTGAGE (EXCEPT WITH
RESPECT TO ANY MORTGAGE THAT HAS BEEN RECORDED IN THE NAME OF MERS OR ITS
DESIGNEES), IF ANY, WITH EVIDENCE OF RECORDING THEREON OR, IF SUCH ORIGINAL
ASSIGNMENTS OF MORTGAGE HAVE BEEN DELIVERED TO THE APPROPRIATE RECORDER'S OFFICE
FOR RECORDATION, CERTIFIED TRUE COPIES OF SUCH ASSIGNMENTS OF MORTGAGE CERTIFIED
BY SELLER, OR IN THE CASE OF AN ORIGINAL BLANKET INTERVENING ASSIGNMENT OF
MORTGAGE RETAINED BY SELLER, A COPY THEREOF CERTIFIED BY SELLER OR, IF ANY
ORIGINAL INTERVENING ASSIGNMENT OF MORTGAGE HAS NOT YET BEEN RETURNED ON OR
PRIOR TO THE 45TH DAY FOLLOWING THE CLOSING DATE FROM THE APPLICABLE RECORDING
OFFICE OR HAS BEEN LOST, A TRUE AND CORRECT COPY THEREOF, TOGETHER WITH (I) IN
THE CASE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE, AN OFFICER'S
CERTIFICATE OF SELLER STATING THAT SUCH ORIGINAL INTERVENING ASSIGNMENT OF
MORTGAGE HAS BEEN SENT TO THE APPROPRIATE PUBLIC RECORDING OFFICIAL FOR
RECORDATION OR (II) IN THE CASE OF AN ORIGINAL INTERVENING ASSIGNMENT OF
MORTGAGE THAT HAS BEEN LOST AFTER RECORDATION, A CERTIFICATION BY THE
APPROPRIATE COUNTY RECORDING OFFICE WHERE SUCH ASSIGNMENT IS RECORDED THAT SUCH
COPY IS A TRUE AND COMPLETE COPY OF THE ORIGINAL RECORDED INTERVENING ASSIGNMENT
OF MORTGAGE;

     6. IF THE RELATED ASSIGNMENT OF LEASES IS SEPARATE FROM THE MORTGAGE, THE
ORIGINAL OF SUCH ASSIGNMENT OF LEASES WITH EVIDENCE OF RECORDING THEREON OR, IF
SUCH ASSIGNMENT OF LEASES HAS NOT BEEN RETURNED ON OR PRIOR TO THE 45TH DAY
FOLLOWING THE CLOSING DATE FROM THE APPLICABLE PUBLIC RECORDING OFFICE, A COPY
OF SUCH ASSIGNMENT OF LEASES CERTIFIED BY SELLER TO BE A TRUE AND COMPLETE COPY
OF THE ORIGINAL ASSIGNMENT OF LEASES SUBMITTED FOR RECORDING, TOGETHER WITH (I)
AN ORIGINAL OF EACH ASSIGNMENT OF SUCH ASSIGNMENT OF LEASES WITH EVIDENCE OF
RECORDING THEREON AND SHOWING A COMPLETE RECORDED CHAIN OF ASSIGNMENT FROM THE
NAMED ASSIGNEE TO

                                       5

THE HOLDER OF RECORD, AND IF ANY SUCH ASSIGNMENT OF SUCH ASSIGNMENT OF LEASES
HAS NOT BEEN RETURNED FROM THE APPLICABLE PUBLIC RECORDING OFFICE, A COPY OF
SUCH ASSIGNMENT CERTIFIED BY SELLER TO BE A TRUE AND COMPLETE COPY OF THE
ORIGINAL ASSIGNMENT SUBMITTED FOR RECORDING, AND (II) AN ORIGINAL ASSIGNMENT OF
SUCH ASSIGNMENT OF LEASES, IN RECORDABLE FORM, SIGNED BY THE HOLDER OF RECORD IN
FAVOR OF "LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY
CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-HQ6,"
WHICH ASSIGNMENT MAY BE EFFECTED IN THE RELATED ASSIGNMENT OF MORTGAGE,
PROVIDED, IF THE RELATED MORTGAGE HAS BEEN RECORDED IN THE NAME OF MERS OR ITS
DESIGNEE, NO ASSIGNMENT OF ASSIGNMENT OF LEASES IN FAVOR OF THE TRUSTEE WILL BE
REQUIRED TO BE RECORDED OR DELIVERED AND INSTEAD, SELLER SHALL TAKE ALL ACTIONS
AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE OWNER OF THE RELATED
MORTGAGE ON THE RECORD OF MERS FOR PURPOSES OF THE SYSTEM OF RECORDING TRANSFERS
OF BENEFICIAL OWNERSHIP OF MORTGAGES MAINTAINED BY MERS AND SHALL DELIVER TO THE
SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE TRUSTEE IS SHOWN AS THE OWNER ON
THE RECORD OF MERS;

     7. THE ORIGINAL OR A COPY OF EACH GUARANTY, IF ANY, CONSTITUTING ADDITIONAL
SECURITY FOR THE REPAYMENT OF SUCH MORTGAGE LOAN;

     8. THE ORIGINAL TITLE INSURANCE POLICY, OR IN THE EVENT SUCH ORIGINAL TITLE
INSURANCE POLICY HAS NOT BEEN ISSUED, AN ORIGINAL BINDER OR ACTUAL TITLE
COMMITMENT OR A COPY THEREOF CERTIFIED BY THE TITLE COMPANY WITH THE ORIGINAL
TITLE INSURANCE POLICY TO FOLLOW WITHIN 180 DAYS OF THE CLOSING DATE OR A
PRELIMINARY TITLE REPORT WITH AN ORIGINAL TITLE INSURANCE POLICY TO FOLLOW
WITHIN 180 DAYS OF THE CLOSING DATE;

     9. (A) UCC FINANCING STATEMENTS (TOGETHER WITH ALL ASSIGNMENTS THEREOF) AND
(B) UCC-2 OR UCC-3 FINANCING STATEMENTS TO THE TRUSTEE EXECUTED AND DELIVERED IN
CONNECTION WITH THE MORTGAGE LOAN, PROVIDED, IF THE RELATED MORTGAGE HAS BEEN
RECORDED IN THE NAME OF MERS OR ITS DESIGNEE, NO SUCH FINANCING STATEMENTS WILL
BE REQUIRED TO BE RECORDED OR DELIVERED AND INSTEAD, SELLER SHALL TAKE ALL
ACTIONS AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE OWNER OF THE
RELATED MORTGAGE ON THE RECORD OF MERS FOR PURPOSES OF THE SYSTEM OF RECORDING
TRANSFERS OF BENEFICIAL OWNERSHIP OF MORTGAGES MAINTAINED BY MERS AND SHALL
DELIVER TO THE SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE TRUSTEE IS SHOWN AS
THE OWNER ON THE RECORD OF MERS;

     10. COPIES OF THE RELATED GROUND LEASE(S), IF ANY, TO ANY MORTGAGE LOAN
WHERE THE MORTGAGOR IS THE LESSEE UNDER SUCH

                                       6

GROUND LEASE AND THERE IS A LIEN IN FAVOR OF THE MORTGAGEE IN SUCH LEASE;

     11. COPIES OF ANY LOAN AGREEMENTS, LOCK-BOX AGREEMENTS AND INTERCREDITOR
AGREEMENTS (INCLUDING, WITHOUT LIMITATION, ANY INTERCREDITOR AGREEMENT, AND A
COPY (THAT IS, NOT THE ORIGINAL) OF THE MORTGAGE NOTE EVIDENCING THE RELATED B
NOTE), IF ANY, RELATED TO ANY MORTGAGE LOAN;

     12. EITHER (A) THE ORIGINAL OF EACH LETTER OF CREDIT, IF ANY, CONSTITUTING
ADDITIONAL COLLATERAL FOR SUCH MORTGAGE LOAN, WHICH SHALL BE ASSIGNED AND
DELIVERED TO THE TRUSTEE ON BEHALF OF THE TRUST WITH A COPY TO BE HELD BY THE
MASTER SERVICER, AND APPLIED, DRAWN, REDUCED OR RELEASED IN ACCORDANCE WITH
DOCUMENTS EVIDENCING OR SECURING THE APPLICABLE MORTGAGE LOAN, THE POOLING AND
SERVICING AGREEMENT OR (B) THE ORIGINAL OF EACH LETTER OF CREDIT, IF ANY,
CONSTITUTING ADDITIONAL COLLATERAL FOR SUCH MORTGAGE LOAN, WHICH SHALL BE HELD
BY THE MASTER SERVICER ON BEHALF OF THE TRUSTEE, WITH A COPY TO BE HELD BY THE
TRUSTEE, AND APPLIED, DRAWN, REDUCED OR RELEASED IN ACCORDANCE WITH DOCUMENTS
EVIDENCING OR SECURING THE APPLICABLE MORTGAGE LOAN, THE POOLING AND SERVICING
AGREEMENT (IT BEING UNDERSTOOD THAT SELLER HAS AGREED (A) THAT THE PROCEEDS OF
SUCH LETTER OF CREDIT BELONG TO THE TRUST, (B) TO NOTIFY, ON OR BEFORE THE
CLOSING DATE, THE BANK ISSUING THE LETTER OF CREDIT THAT THE LETTER OF CREDIT
AND THE PROCEEDS THEREOF BELONG TO THE TRUST, AND TO USE REASONABLE EFFORTS TO
OBTAIN WITHIN 30 DAYS (BUT IN ANY EVENT TO OBTAIN WITHIN 90 DAYS) FOLLOWING THE
CLOSING DATE, AN ACKNOWLEDGEMENT THEREOF BY THE BANK (WITH A COPY OF SUCH
ACKNOWLEDGEMENT TO BE SENT TO THE TRUSTEE) AND (C) TO INDEMNIFY THE TRUST FOR
ANY LIABILITIES, CHARGES, COSTS, FEES OR OTHER EXPENSES ACCRUING FROM THE
FAILURE OF SELLER TO ASSIGN THE LETTER OF CREDIT HEREUNDER). IN THE CASE OF
CLAUSE (B) ABOVE, ANY LETTER OF CREDIT HELD BY THE MASTER SERVICER SHALL BE HELD
IN ITS CAPACITY AS AGENT OF THE TRUST, AND IF THE MASTER SERVICER SELLS ITS
RIGHTS TO SERVICE THE APPLICABLE MORTGAGE LOAN, THE MASTER SERVICER HAS AGREED
TO ASSIGN THE APPLICABLE LETTER OF CREDIT TO THE TRUST OR AT THE DIRECTION OF
THE SPECIAL SERVICER TO SUCH PARTY AS THE SPECIAL SERVICER MAY INSTRUCT, IN EACH
CASE, AT THE EXPENSE OF THE MASTER SERVICER. THE MASTER SERVICER HAS AGREED TO
INDEMNIFY THE TRUST FOR ANY LOSS CAUSED BY THE INEFFECTIVENESS OF SUCH
ASSIGNMENT;

     13. THE ORIGINAL ENVIRONMENTAL INDEMNITY AGREEMENT, IF ANY, RELATED TO ANY
MORTGAGE LOAN;

     14. COPIES OF THIRD-PARTY MANAGEMENT AGREEMENTS FOR ALL HOTELS AND FOR SUCH
OTHER MORTGAGED PROPERTIES SECURING MORTGAGE

                                       7

LOANS WITH A CUT-OFF DATE PRINCIPAL BALANCE EQUAL TO OR GREATER THAN
$20,000,000;

     15. ANY ENVIRONMENTAL INSURANCE POLICY; AND

     16. ANY AFFIDAVIT AND INDEMNIFICATION AGREEMENT.

          The original of each letter of credit referred to in clause 2.2.12 above shall be delivered to the Master Servicer or the Trustee (as the case may
be) within 45 days of the Closing Date. In addition, a copy of any ground lease shall be delivered to the Master Servicer within 30 days of the Closing Date.
Any failure to deliver any ground lease shall constitute a document defect.

"Officer's Certificate" shall mean a certificate signed by one or more of the
Chairman of the Board, any Vice Chairman, the President, any Senior Vice
President, any Vice President, any Assistant Vice President, any Treasurer or
any Assistant Treasurer.

C. THE ASSIGNMENTS OF MORTGAGE AND ASSIGNMENT OF ASSIGNMENT OF LEASES REFERRED
TO IN SECTIONS 2.2.4 AND 2.2.6 MAY BE IN THE FORM OF A SINGLE INSTRUMENT
ASSIGNING THE MORTGAGE AND THE ASSIGNMENT OF LEASES TO THE EXTENT PERMITTED BY
APPLICABLE LAW. TO AVOID THE UNNECESSARY EXPENSE AND ADMINISTRATIVE
INCONVENIENCE ASSOCIATED WITH THE EXECUTION AND RECORDING OR FILING OF MULTIPLE
ASSIGNMENTS OF MORTGAGES, ASSIGNMENTS OF LEASES (TO THE EXTENT SEPARATE FROM THE
MORTGAGES) AND ASSIGNMENTS OF UCC FINANCING STATEMENTS, SELLER SHALL EXECUTE, IN
ACCORDANCE WITH THE THIRD SUCCEEDING PARAGRAPH, THE ASSIGNMENTS OF MORTGAGES,
THE ASSIGNMENTS OF LEASES (TO THE EXTENT SEPARATE FROM THE MORTGAGES) AND THE
ASSIGNMENTS OF UCC FINANCING STATEMENTS RELATING TO THE MORTGAGE LOANS NAMING
THE TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS AS ASSIGNEE. NOTWITHSTANDING THE
FACT THAT SUCH ASSIGNMENTS OF MORTGAGES, ASSIGNMENTS OF LEASES (TO THE EXTENT
SEPARATE FROM THE ASSIGNMENTS OF MORTGAGES) AND ASSIGNMENTS OF UCC FINANCING
STATEMENTS SHALL NAME THE TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS AS THE
ASSIGNEE, THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THE MORTGAGE LOANS SHALL
FOR ALL PURPOSES BE DEEMED TO HAVE BEEN TRANSFERRED FROM SELLER TO PURCHASER AND
FROM PURCHASER TO THE TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS.

D. IF SELLER CANNOT DELIVER, OR CAUSE TO BE DELIVERED, AS TO ANY MORTGAGE LOAN,
ANY OF THE DOCUMENTS AND/OR INSTRUMENTS REFERRED TO IN SECTIONS 2.2.2, 2.2.3,
2.2.5 OR 2.2.6, WITH EVIDENCE OF RECORDING THEREON, SOLELY BECAUSE OF A DELAY
CAUSED BY THE PUBLIC RECORDING OFFICE WHERE SUCH DOCUMENT OR INSTRUMENT HAS BEEN
DELIVERED FOR RECORDATION WITHIN SUCH 45 DAY PERIOD, BUT SELLER DELIVERS A
PHOTOCOPY THEREOF (CERTIFIED BY THE APPROPRIATE COUNTY RECORDER'S OFFICE TO BE A
TRUE AND COMPLETE COPY OF THE ORIGINAL THEREOF

                                       8

SUBMITTED FOR RECORDING), TO THE TRUSTEE WITHIN SUCH 45 DAY PERIOD, SELLER SHALL
THEN DELIVER WITHIN 90 DAYS AFTER THE CLOSING DATE THE RECORDED DOCUMENT (OR
WITHIN SUCH LONGER PERIOD AFTER THE CLOSING DATE AS THE TRUSTEE MAY CONSENT TO,
WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD SO LONG AS SELLER IS, AS
CERTIFIED IN WRITING TO THE TRUSTEE NO LESS OFTEN THAN MONTHLY, IN GOOD FAITH
ATTEMPTING TO OBTAIN FROM THE APPROPRIATE COUNTY RECORDER'S OFFICE SUCH ORIGINAL
OR PHOTOCOPY).

E. THE TRUSTEE, AS ASSIGNEE OR TRANSFEREE OF PURCHASER, SHALL BE ENTITLED TO ALL
SCHEDULED PAYMENTS OF PRINCIPAL DUE THEREON AFTER THE CUT-OFF DATE, ALL OTHER
PAYMENTS OF PRINCIPAL COLLECTED AFTER THE CUT-OFF DATE (OTHER THAN SCHEDULED
PAYMENTS OF PRINCIPAL DUE ON OR BEFORE THE CUT-OFF DATE), AND ALL PAYMENTS OF
INTEREST ON THE MORTGAGE LOANS ALLOCABLE TO THE PERIOD COMMENCING ON THE CUT-OFF
DATE. ALL SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST DUE ON OR BEFORE THE
CUT-OFF DATE AND COLLECTED AFTER THE CUT-OFF DATE SHALL BELONG TO SELLER.

F. WITHIN 45 DAYS FOLLOWING THE CLOSING DATE, SELLER SHALL DELIVER AND
PURCHASER, THE TRUSTEE OR THE AGENTS OF EITHER MAY SUBMIT OR CAUSE TO BE
SUBMITTED FOR RECORDATION AT THE EXPENSE OF SELLER, IN THE APPROPRIATE PUBLIC
OFFICE FOR REAL PROPERTY RECORDS, EACH ASSIGNMENT REFERRED TO IN CLAUSES 2.2.4
AND 2.2.6(II) ABOVE. WITHIN 90 DAYS FOLLOWING THE CLOSING DATE, SELLER SHALL
DELIVER AND PURCHASER, THE TRUSTEE OR THE AGENTS OF EITHER MAY SUBMIT OR CAUSE
TO BE SUBMITTED FOR FILING, AT THE EXPENSE OF SELLER, IN THE APPROPRIATE PUBLIC
OFFICE FOR UNIFORM COMMERCIAL CODE FINANCING STATEMENTS, THE ASSIGNMENT REFERRED
TO IN CLAUSE 2.2.1. IF ANY SUCH DOCUMENT OR INSTRUMENT IS LOST OR RETURNED
UNRECORDED OR UNFILED, AS THE CASE MAY BE, BECAUSE OF A DEFECT THEREIN, SELLER
SHALL PREPARE A SUBSTITUTE THEREFOR OR CURE SUCH DEFECT, AND SELLER SHALL, AT
ITS OWN EXPENSE (EXCEPT IN THE CASE OF A DOCUMENT OR INSTRUMENT THAT IS LOST BY
THE TRUSTEE), RECORD OR FILE, AS THE CASE MAY BE, AND DELIVER SUCH DOCUMENT OR
INSTRUMENT IN ACCORDANCE WITH THIS SECTION 2.

G. DOCUMENTS THAT ARE IN THE POSSESSION OF SELLER, ITS AGENTS OR ITS
SUBCONTRACTORS THAT RELATE TO THE MORTGAGE LOANS AND THAT ARE NOT REQUIRED TO BE
DELIVERED TO THE TRUSTEE SHALL BE SHIPPED BY SELLER TO OR AT THE DIRECTION OF
THE MASTER SERVICER, ON BEHALF OF PURCHASER, ON OR PRIOR TO THE 75TH DAY AFTER
THE CLOSING DATE.

H. THE DOCUMENTS REQUIRED TO BE DELIVERED TO THE MASTER SERVICER SHALL INCLUDE,
TO THE EXTENT REQUIRED TO BE (AND ACTUALLY) DELIVERED TO SELLER PURSUANT TO THE
APPLICABLE MORTGAGE LOAN DOCUMENTS, COPIES OF THE FOLLOWING ITEMS: THE MORTGAGE
NOTE, ANY MORTGAGE, THE ASSIGNMENT OF LEASES AND THE ASSIGNMENT OF

                                       9

MORTGAGE, ANY GUARANTY/INDEMNITY AGREEMENT, ANY LOAN AGREEMENT, THE INSURANCE
POLICIES OR CERTIFICATES, AS APPLICABLE, THE PROPERTY INSPECTION REPORTS, ANY
FINANCIAL STATEMENTS ON THE PROPERTY, ANY ESCROW ANALYSIS, THE TAX BILLS, THE
APPRAISAL, THE ENVIRONMENTAL REPORT, THE ENGINEERING REPORT, THE ASSET SUMMARY,
FINANCIAL INFORMATION ON THE BORROWER/SPONSOR AND ANY GUARANTORS, ANY LETTERS OF
CREDIT, ANY INTERCREDITOR AGREEMENT AND ANY ENVIRONMENTAL INSURANCE POLICIES.

I. UPON THE SALE OF THE MORTGAGE LOANS BY SELLER TO PURCHASER PURSUANT TO THIS
AGREEMENT, THE OWNERSHIP OF EACH MORTGAGE NOTE, MORTGAGE AND THE OTHER CONTENTS
OF THE RELATED MORTGAGE FILE SHALL BE VESTED IN PURCHASER AND ITS ASSIGNS, AND
THE OWNERSHIP OF ALL RECORDS AND DOCUMENTS OF THE TYPE SET FORTH IN SECTION 2.8
ABOVE WITH RESPECT TO THE RELATED MORTGAGE LOAN PREPARED BY OR THAT COME INTO
THE POSSESSION OF SELLER SHALL IMMEDIATELY VEST IN PURCHASER AND ITS ASSIGNS,
AND SHALL BE DELIVERED PROMPTLY BY SELLER TO OR ON BEHALF OF EITHER THE TRUSTEE
OR THE MASTER SERVICER AS SET FORTH HEREIN. SELLER'S AND PURCHASER'S RECORDS
SHALL REFLECT THE TRANSFER OF EACH MORTGAGE LOAN FROM SELLER TO PURCHASER AND
ITS ASSIGNS AS A SALE.

J. IT IS THE EXPRESS INTENT OF THE PARTIES HERETO THAT THE CONVEYANCE OF THE
MORTGAGE LOANS AND RELATED PROPERTY TO PURCHASER BY SELLER AS PROVIDED IN THIS
SECTION 2 BE, AND BE CONSTRUED AS, AN ABSOLUTE SALE OF THE MORTGAGE LOANS AND
RELATED PROPERTY. IT IS, FURTHER, NOT THE INTENTION OF THE PARTIES THAT SUCH
CONVEYANCE BE DEEMED A PLEDGE OF THE MORTGAGE LOANS AND RELATED PROPERTY BY
SELLER TO PURCHASER TO SECURE A DEBT OR OTHER OBLIGATION OF SELLER. HOWEVER, IN
THE EVENT THAT, NOTWITHSTANDING THE INTENT OF THE PARTIES, THE MORTGAGE LOANS OR
ANY RELATED PROPERTY ARE HELD TO BE THE PROPERTY OF SELLER, OR IF FOR ANY OTHER
REASON THIS AGREEMENT IS HELD OR DEEMED TO CREATE A SECURITY INTEREST IN THE
MORTGAGE LOANS OR ANY RELATED PROPERTY, THEN:

     1. THIS AGREEMENT SHALL BE DEEMED TO BE A SECURITY AGREEMENT; AND

     2. THE CONVEYANCE PROVIDED FOR IN THIS SECTION 2 SHALL BE DEEMED TO BE A
GRANT BY SELLER TO PURCHASER OF A SECURITY INTEREST IN ALL OF SELLER'S RIGHT,
TITLE, AND INTEREST, WHETHER NOW OWNED OR HEREAFTER ACQUIRED, IN AND TO:

          A. ALL ACCOUNTS, GENERAL INTANGIBLES, CHATTEL PAPER, INSTRUMENTS,
     DOCUMENTS, MONEY, DEPOSIT ACCOUNTS, CERTIFICATES OF DEPOSIT, GOODS, LETTERS
     OF CREDIT, ADVICES OF CREDIT AND INVESTMENT PROPERTY CONSISTING OF, ARISING
     FROM OR RELATING TO

                                       10

     ANY OF THE FOLLOWING PROPERTY: THE MORTGAGE LOANS IDENTIFIED ON THE
     MORTGAGE LOAN SCHEDULE, INCLUDING THE RELATED MORTGAGE NOTES, MORTGAGES,
     SECURITY AGREEMENTS, AND TITLE, HAZARD AND OTHER INSURANCE POLICIES, ALL
     DISTRIBUTIONS WITH RESPECT THERETO PAYABLE AFTER THE CUT-OFF DATE, ALL
     SUBSTITUTE OR REPLACEMENT MORTGAGE LOANS AND ALL DISTRIBUTIONS WITH RESPECT
     THERETO, AND THE MORTGAGE FILES;

          B. ALL ACCOUNTS, GENERAL INTANGIBLES, CHATTEL PAPER, INSTRUMENTS,
     DOCUMENTS, MONEY, DEPOSIT ACCOUNTS, CERTIFICATES OF DEPOSIT, GOODS, LETTERS
     OF CREDIT, ADVICES OF CREDIT, INVESTMENT PROPERTY AND OTHER RIGHTS ARISING
     FROM OR BY VIRTUE OF THE DISPOSITION OF, OR COLLECTIONS WITH RESPECT TO, OR
     INSURANCE PROCEEDS PAYABLE WITH RESPECT TO, OR CLAIMS AGAINST OTHER PERSONS
     WITH RESPECT TO, ALL OR ANY PART OF THE COLLATERAL DESCRIBED IN CLAUSE (A)
     ABOVE (INCLUDING ANY ACCRUED DISCOUNT REALIZED ON LIQUIDATION OF ANY
     INVESTMENT PURCHASED AT A DISCOUNT); AND

          C. ALL CASH AND NON-CASH PROCEEDS OF THE COLLATERAL DESCRIBED IN
     CLAUSES (A) AND (B) ABOVE.

K. THE POSSESSION BY PURCHASER OR ITS DESIGNEE OF THE MORTGAGE NOTES, THE
MORTGAGES, AND SUCH OTHER GOODS, LETTERS OF CREDIT, ADVICES OF CREDIT,
INSTRUMENTS, MONEY, DOCUMENTS, CHATTEL PAPER OR CERTIFICATED SECURITIES SHALL BE
DEEMED TO BE POSSESSION BY THE SECURED PARTY OR POSSESSION BY A PURCHASER FOR
PURPOSES OF PERFECTING THE SECURITY INTEREST PURSUANT TO THE UNIFORM COMMERCIAL
CODE (INCLUDING, WITHOUT LIMITATION, SECTIONS 9-313 THEREOF) AS IN FORCE IN THE
RELEVANT JURISDICTION. NOTWITHSTANDING THE FOREGOING, SELLER MAKES NO
REPRESENTATION OR WARRANTY AS TO THE PERFECTION OF ANY SUCH SECURITY INTEREST.

L. NOTIFICATIONS TO PERSONS HOLDING SUCH PROPERTY, AND ACKNOWLEDGMENTS,
RECEIPTS, OR CONFIRMATIONS FROM PERSONS HOLDING SUCH PROPERTY, SHALL BE DEEMED
TO BE NOTIFICATIONS TO, OR ACKNOWLEDGMENTS, RECEIPTS OR CONFIRMATIONS FROM,
SECURITIES INTERMEDIARIES, BAILEES OR AGENTS OF, OR PERSONS HOLDING FOR,
PURCHASER OR ITS DESIGNEE, AS APPLICABLE, FOR THE PURPOSE OF PERFECTING SUCH
SECURITY INTEREST UNDER APPLICABLE LAW.

M. SELLER SHALL, TO THE EXTENT CONSISTENT WITH THIS AGREEMENT AND UPON REQUEST
BY OR ON BEHALF OF PURCHASER, TAKE SUCH REASONABLE ACTIONS AS MAY BE NECESSARY
TO ENSURE THAT, IF THIS AGREEMENT WERE DEEMED TO CREATE A SECURITY INTEREST IN
THE PROPERTY DESCRIBED ABOVE, SUCH SECURITY INTEREST WOULD BE DEEMED TO BE A
PERFECTED SECURITY INTEREST OF FIRST PRIORITY UNDER APPLICABLE LAW AND WILL BE

                                       11

MAINTAINED AS SUCH THROUGHOUT THE TERM OF THE AGREEMENT. IN SUCH CASE, SELLER
SHALL FILE ALL FILINGS NECESSARY TO MAINTAIN THE EFFECTIVENESS OF ANY ORIGINAL
FILINGS NECESSARY UNDER THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY
JURISDICTION TO PERFECT SUCH SECURITY INTEREST IN SUCH PROPERTY. IN CONNECTION
HEREWITH, PURCHASER SHALL HAVE ALL OF THE RIGHTS AND REMEDIES OF A SECURED PARTY
AND CREDITOR UNDER THE UNIFORM COMMERCIAL CODE AS IN FORCE IN THE RELEVANT
JURISDICTION.

N. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, AND SUBJECT TO
SECTION 2.1, PURCHASER SHALL NOT BE REQUIRED TO PURCHASE ANY MORTGAGE LOAN AS TO
WHICH ANY MORTGAGE NOTE (ENDORSED AS DESCRIBED IN CLAUSE 2.2.1) REQUIRED TO BE
DELIVERED TO OR ON BEHALF OF THE TRUSTEE OR THE MASTER SERVICER PURSUANT TO THIS
SECTION 2 ON OR BEFORE THE CLOSING DATE IS NOT SO DELIVERED, OR IS NOT PROPERLY
EXECUTED OR IS DEFECTIVE ON ITS FACE, AND PURCHASER'S ACCEPTANCE OF THE RELATED
MORTGAGE LOAN ON THE CLOSING DATE SHALL IN NO WAY CONSTITUTE A WAIVER OF SUCH
OMISSION OR DEFECT OR OF PURCHASER'S OR ITS SUCCESSORS' AND ASSIGNS' RIGHTS IN
RESPECT THEREOF PURSUANT TO SECTION 5.

XXXV. EXAMINATION OF MORTGAGE FILES AND DUE DILIGENCE REVIEW. A. SELLER SHALL
(I) DELIVER TO PURCHASER ON OR BEFORE THE CLOSING DATE A DISKETTE ACCEPTABLE TO
PURCHASER THAT CONTAINS SUCH INFORMATION ABOUT THE MORTGAGE LOANS AS MAY BE
REASONABLY REQUESTED BY PURCHASER, (II) DELIVER TO PURCHASER INVESTOR FILES
(COLLECTIVELY THE "COLLATERAL INFORMATION") WITH RESPECT TO THE ASSETS PROPOSED
TO BE INCLUDED IN THE MORTGAGE POOL AND MADE AVAILABLE AT PURCHASER'S
HEADQUARTERS IN NEW YORK, AND (III) OTHERWISE COOPERATE FULLY WITH PURCHASER IN
ITS EXAMINATION OF THE CREDIT FILES, UNDERWRITING DOCUMENTATION AND MORTGAGE
FILES FOR THE MORTGAGE LOANS AND ITS DUE DILIGENCE REVIEW OF THE MORTGAGE LOANS.
THE FACT THAT PURCHASER HAS CONDUCTED OR HAS FAILED TO CONDUCT ANY PARTIAL OR
COMPLETE EXAMINATION OF THE CREDIT FILES, UNDERWRITING DOCUMENTATION OR MORTGAGE
FILES FOR THE MORTGAGE LOANS SHALL NOT AFFECT THE RIGHT OF PURCHASER OR THE
TRUSTEE TO CAUSE SELLER TO CURE ANY MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH
(EACH AS DEFINED BELOW), OR TO REPURCHASE OR REPLACE THE DEFECTIVE MORTGAGE
LOANS PURSUANT TO SECTION 5 HEREOF.

B. ON OR PRIOR TO THE CLOSING DATE, SELLER SHALL ALLOW REPRESENTATIVES OF ANY OF
PURCHASER, EACH UNDERWRITER, EACH INITIAL PURCHASER, THE TRUSTEE, THE SPECIAL
SERVICER AND EACH RATING AGENCY TO EXAMINE AND AUDIT ALL BOOKS, RECORDS AND
FILES PERTAINING TO THE MORTGAGE LOANS, SELLER'S UNDERWRITING PROCEDURES AND
SELLER'S ABILITY TO PERFORM OR OBSERVE ALL OF THE TERMS, COVENANTS AND

                                       12

CONDITIONS OF THIS AGREEMENT. SUCH EXAMINATIONS AND AUDITS SHALL TAKE PLACE AT
ONE OR MORE OFFICES OF SELLER DURING NORMAL BUSINESS HOURS AND SHALL NOT BE
CONDUCTED IN A MANNER THAT IS DISRUPTIVE TO SELLER'S NORMAL BUSINESS OPERATIONS
UPON REASONABLE PRIOR ADVANCE NOTICE. IN THE COURSE OF SUCH EXAMINATIONS AND
AUDITS, SELLER WILL MAKE AVAILABLE TO SUCH REPRESENTATIVES OF ANY OF PURCHASER,
EACH UNDERWRITER, EACH INITIAL PURCHASER, THE TRUSTEE, THE SPECIAL SERVICER AND
EACH RATING AGENCY REASONABLY ADEQUATE FACILITIES, AS WELL AS THE ASSISTANCE OF
A SUFFICIENT NUMBER OF KNOWLEDGEABLE AND RESPONSIBLE INDIVIDUALS WHO ARE
FAMILIAR WITH THE MORTGAGE LOANS AND THE TERMS OF THIS AGREEMENT, AND SELLER
SHALL COOPERATE FULLY WITH ANY SUCH EXAMINATION AND AUDIT IN ALL MATERIAL
RESPECTS. ON OR PRIOR TO THE CLOSING DATE, SELLER SHALL PROVIDE PURCHASER WITH
ALL MATERIAL INFORMATION REGARDING SELLER'S FINANCIAL CONDITION AND ACCESS TO
KNOWLEDGEABLE FINANCIAL OR ACCOUNTING OFFICERS FOR THE PURPOSE OF ANSWERING
QUESTIONS WITH RESPECT TO SELLER'S FINANCIAL CONDITION, FINANCIAL STATEMENTS AS
PROVIDED TO PURCHASER OR OTHER DEVELOPMENTS AFFECTING SELLER'S ABILITY TO
CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY OR OTHERWISE AFFECTING SELLER IN
ANY MATERIAL RESPECT. WITHIN 45 DAYS AFTER THE CLOSING DATE, SELLER SHALL
PROVIDE THE MASTER SERVICER WITH ANY ADDITIONAL INFORMATION IDENTIFIED BY THE
MASTER SERVICER AS NECESSARY TO COMPLETE THE CMSA PROPERTY FILE, TO THE EXTENT
THAT SUCH INFORMATION IS AVAILABLE.

C. PURCHASER MAY EXERCISE ANY OF ITS RIGHTS HEREUNDER THROUGH ONE OR MORE
DESIGNEES OR AGENTS, PROVIDED PURCHASER HAS PROVIDED SELLER WITH PRIOR NOTICE OF
THE IDENTITY OF SUCH DESIGNEE OR AGENT.

D. PURCHASER SHALL KEEP CONFIDENTIAL ANY INFORMATION REGARDING SELLER AND THE
MORTGAGE LOANS THAT HAS BEEN DELIVERED INTO PURCHASER'S POSSESSION AND THAT IS
NOT OTHERWISE PUBLICLY AVAILABLE; PROVIDED, HOWEVER, THAT SUCH INFORMATION SHALL
NOT BE KEPT CONFIDENTIAL (AND THE RIGHT TO REQUIRE CONFIDENTIALITY UNDER ANY
CONFIDENTIALITY AGREEMENT IS HEREBY WAIVED) TO THE EXTENT SUCH INFORMATION IS
REQUIRED TO BE INCLUDED IN THE MEMORANDUM OR THE PROSPECTUS SUPPLEMENT OR
PURCHASER IS REQUIRED BY LAW OR COURT ORDER TO DISCLOSE SUCH INFORMATION. IF
PURCHASER IS REQUIRED TO DISCLOSE IN THE MEMORANDUM OR THE PROSPECTUS SUPPLEMENT
CONFIDENTIAL INFORMATION REGARDING SELLER AS DESCRIBED IN THE PRECEDING
SENTENCE, PURCHASER SHALL PROVIDE TO SELLER A COPY OF THE PROPOSED FORM OF SUCH
DISCLOSURE PRIOR TO MAKING SUCH DISCLOSURE AND SELLER SHALL PROMPTLY, AND IN ANY
EVENT WITHIN TWO BUSINESS DAYS, NOTIFY PURCHASER OF ANY INACCURACIES THEREIN, IN
WHICH CASE PURCHASER SHALL MODIFY SUCH FORM IN A MANNER THAT CORRECTS SUCH
INACCURACIES. IF PURCHASER IS REQUIRED BY LAW OR COURT ORDER TO DISCLOSE
CONFIDENTIAL INFORMATION REGARDING SELLER AS DESCRIBED IN THE SECOND PRECEDING
SENTENCE, PURCHASER SHALL NOTIFY SELLER AND

                                       13

COOPERATE IN SELLER'S EFFORTS TO OBTAIN A PROTECTIVE ORDER OR OTHER REASONABLE
ASSURANCE THAT CONFIDENTIAL TREATMENT WILL BE ACCORDED SUCH INFORMATION AND, IF
IN THE ABSENCE OF A PROTECTIVE ORDER OR SUCH ASSURANCE, PURCHASER IS COMPELLED
AS A MATTER OF LAW TO DISCLOSE SUCH INFORMATION, PURCHASER SHALL, PRIOR TO
MAKING SUCH DISCLOSURE, ADVISE AND CONSULT WITH SELLER AND ITS COUNSEL AS TO
SUCH DISCLOSURE AND THE NATURE AND WORDING OF SUCH DISCLOSURE AND PURCHASER
SHALL USE REASONABLE EFFORTS TO OBTAIN CONFIDENTIAL TREATMENT THEREFOR.
NOTWITHSTANDING THE FOREGOING, IF REASONABLY ADVISED BY COUNSEL THAT PURCHASER
IS REQUIRED BY A REGULATORY AGENCY OR COURT ORDER TO MAKE SUCH DISCLOSURE
IMMEDIATELY, THEN PURCHASER SHALL BE PERMITTED TO MAKE SUCH DISCLOSURE WITHOUT
PRIOR REVIEW BY SELLER.

XXXVI. REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.

A. TO INDUCE PURCHASER TO ENTER INTO THIS AGREEMENT, SELLER HEREBY MAKES FOR THE
BENEFIT OF PURCHASER AND ITS ASSIGNS WITH RESPECT TO EACH MORTGAGE LOAN (SUBJECT
TO THE LAST PARAGRAPH OF THIS SECTION 4.1) AS OF THE DATE HEREOF (OR AS OF SUCH
OTHER DATE SPECIFICALLY SET FORTH IN THE PARTICULAR REPRESENTATION AND WARRANTY)
EACH OF THE REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2 HERETO, EXCEPT
AS OTHERWISE SET FORTH ON SCHEDULE A ATTACHED HERETO, AND HEREBY FURTHER
REPRESENTS AND WARRANTS TO PURCHASER AS OF THE DATE HEREOF THAT:

     1. SELLER IS DULY ORGANIZED AND IS VALIDLY EXISTING AS A NATIONAL BANKING
ASSOCIATION IN GOOD STANDING UNDER THE LAWS OF THE UNITED STATES. SELLER HAS THE
REQUISITE POWER AND AUTHORITY AND LEGAL RIGHT TO OWN THE MORTGAGE LOANS AND TO
TRANSFER AND CONVEY THE MORTGAGE LOANS TO PURCHASER AND HAS THE REQUISITE POWER
AND AUTHORITY TO EXECUTE AND DELIVER, ENGAGE IN THE TRANSACTIONS CONTEMPLATED
BY, AND PERFORM AND OBSERVE THE TERMS AND CONDITIONS OF, THIS AGREEMENT.

     2. THIS AGREEMENT HAS BEEN DULY AND VALIDLY AUTHORIZED, EXECUTED AND
DELIVERED BY SELLER, AND ASSUMING THE DUE AUTHORIZATION, EXECUTION AND DELIVERY
HEREOF BY PURCHASER, THIS AGREEMENT CONSTITUTES THE VALID, LEGAL AND BINDING
AGREEMENT OF SELLER, ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
ENFORCEMENT MAY BE LIMITED BY (A) LAWS RELATING TO BANKRUPTCY, INSOLVENCY,
REORGANIZATION, RECEIVERSHIP OR MORATORIUM, (B) OTHER LAWS RELATING TO OR
AFFECTING THE RIGHTS OF CREDITORS GENERALLY, (C) GENERAL EQUITY PRINCIPLES
(REGARDLESS OF WHETHER SUCH ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY
OR AT LAW) OR (D) PUBLIC POLICY CONSIDERATIONS UNDERLYING THE SECURITIES LAWS,
TO THE EXTENT THAT

                                       14

SUCH PUBLIC POLICY CONSIDERATIONS LIMIT THE ENFORCEABILITY OF THE PROVISIONS OF
THIS AGREEMENT THAT PURPORT TO PROVIDE INDEMNIFICATION FROM LIABILITIES UNDER
APPLICABLE SECURITIES LAWS.

     3. NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF, REGISTRATION OR FILING
WITH, OR NOTICE TO, ANY GOVERNMENTAL AUTHORITY OR COURT IS REQUIRED, UNDER
FEDERAL OR STATE LAW, FOR THE EXECUTION, DELIVERY AND PERFORMANCE OF OR
COMPLIANCE BY SELLER WITH THIS AGREEMENT, OR THE CONSUMMATION BY SELLER OF ANY
TRANSACTION CONTEMPLATED HEREBY, OTHER THAN (A) SUCH QUALIFICATIONS AS MAY BE
REQUIRED UNDER STATE SECURITIES OR BLUE SKY LAWS, (B) THE FILING OR RECORDING OF
FINANCING STATEMENTS, INSTRUMENTS OF ASSIGNMENT AND OTHER SIMILAR DOCUMENTS
NECESSARY IN CONNECTION WITH SELLER'S SALE OF THE MORTGAGE LOANS TO PURCHASER,
(C) SUCH CONSENTS, APPROVALS, AUTHORIZATIONS, QUALIFICATIONS, REGISTRATIONS,
FILINGS OR NOTICES AS HAVE BEEN OBTAINED AND (D) WHERE THE LACK OF SUCH CONSENT,
APPROVAL, AUTHORIZATION, QUALIFICATION, REGISTRATION, FILING OR NOTICE WOULD NOT
HAVE A MATERIAL ADVERSE EFFECT ON THE PERFORMANCE BY SELLER UNDER THIS
AGREEMENT.

     4. NEITHER THE TRANSFER OF THE MORTGAGE LOANS TO PURCHASER, NOR THE
EXECUTION, DELIVERY OR PERFORMANCE OF THIS AGREEMENT BY SELLER, CONFLICTS OR
WILL CONFLICT WITH, RESULTS OR WILL RESULT IN A BREACH OF, OR CONSTITUTES OR
WILL CONSTITUTE A DEFAULT UNDER (A) ANY TERM OR PROVISION OF SELLER'S ARTICLES
OF ORGANIZATION OR BY-LAWS, (B) ANY TERM OR PROVISION OF ANY MATERIAL AGREEMENT,
CONTRACT, INSTRUMENT OR INDENTURE TO WHICH SELLER IS A PARTY OR BY WHICH IT OR
ANY OF ITS ASSETS IS BOUND OR RESULTS IN THE CREATION OR IMPOSITION OF ANY LIEN,
CHARGE OR ENCUMBRANCE UPON ANY OF ITS PROPERTY PURSUANT TO THE TERMS OF ANY SUCH
INDENTURE, MORTGAGE, CONTRACT OR OTHER INSTRUMENT, OTHER THAN PURSUANT TO THIS
AGREEMENT, OR (C) AFTER GIVING EFFECT TO THE CONSENTS OR TAKING OF THE ACTIONS
CONTEMPLATED IN SUBSECTION 4.1.3, ANY LAW, RULE, REGULATION, ORDER, JUDGMENT,
WRIT, INJUNCTION OR DECREE OF ANY COURT OR GOVERNMENTAL AUTHORITY HAVING
JURISDICTION OVER SELLER OR ITS ASSETS, EXCEPT WHERE IN ANY OF THE INSTANCES
CONTEMPLATED BY CLAUSES (B) OR (C) ABOVE, ANY CONFLICT, BREACH OR DEFAULT, OR
CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE, WILL NOT HAVE A
MATERIAL ADVERSE EFFECT ON THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED
HEREBY BY SELLER OR ITS ABILITY TO PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER
OR RESULT IN ANY MATERIAL ADVERSE CHANGE IN THE BUSINESS, OPERATIONS, FINANCIAL
CONDITION, PROPERTIES OR ASSETS OF SELLER, OR IN ANY MATERIAL IMPAIRMENT OF THE
RIGHT OR ABILITY OF SELLER TO CARRY ON ITS BUSINESS SUBSTANTIALLY AS NOW
CONDUCTED.

                                       15

     5. THERE ARE NO ACTIONS OR PROCEEDINGS AGAINST, OR INVESTIGATIONS OF,
SELLER PENDING OR, TO SELLER'S KNOWLEDGE, THREATENED IN WRITING AGAINST SELLER
BEFORE ANY COURT, ADMINISTRATIVE AGENCY OR OTHER TRIBUNAL, THE OUTCOME OF WHICH
COULD REASONABLY BE EXPECTED TO MATERIALLY AND ADVERSELY AFFECT THE TRANSFER OF
THE MORTGAGE LOANS TO PURCHASER OR THE EXECUTION OR DELIVERY BY, OR
ENFORCEABILITY AGAINST, SELLER OF THIS AGREEMENT OR HAVE AN EFFECT ON THE
FINANCIAL CONDITION OF SELLER THAT WOULD MATERIALLY AND ADVERSELY AFFECT THE
ABILITY OF SELLER TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT.

     6. ON THE CLOSING DATE, THE SALE OF THE MORTGAGE LOANS PURSUANT TO THIS
AGREEMENT WILL EFFECT A TRANSFER BY SELLER OF ALL OF ITS RIGHT, TITLE AND
INTEREST IN AND TO THE MORTGAGE LOANS TO PURCHASER.

     7. TO SELLER'S KNOWLEDGE, SELLER'S INFORMATION (AS DEFINED IN THAT CERTAIN
INDEMNIFICATION AGREEMENT, DATED JULY 29, 2005, BETWEEN SELLER, PURCHASER, THE
UNDERWRITERS AND THE INITIAL PURCHASERS (THE "INDEMNIFICATION AGREEMENT"))
RELATING TO THE MORTGAGE LOANS DOES NOT CONTAIN ANY UNTRUE STATEMENT OF A
MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS
THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT
MISLEADING. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THIS
SUBPARAGRAPH 4.1.7 SHALL RUN EXCLUSIVELY TO THE BENEFIT OF PURCHASER AND NO
OTHER PARTY.

          To induce Purchaser to enter into this Agreement, Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

Each of the representations, warranties and covenants made by Seller pursuant to this Section 4.1 shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

B. TO INDUCE SELLER TO ENTER INTO THIS AGREEMENT, PURCHASER HEREBY REPRESENTS
AND WARRANTS TO SELLER AS OF THE DATE HEREOF:

     1. PURCHASER IS A CORPORATION DULY ORGANIZED, VALIDLY EXISTING, AND IN GOOD
STANDING UNDER THE LAWS OF THE STATE OF DELAWARE WITH FULL POWER AND AUTHORITY
TO CARRY ON ITS BUSINESS AS PRESENTLY CONDUCTED BY IT.

     2. PURCHASER HAS FULL POWER AND AUTHORITY TO ACQUIRE THE MORTGAGE LOANS, TO
EXECUTE AND DELIVER THIS AGREEMENT AND TO ENTER INTO AND CONSUMMATE ALL
TRANSACTIONS CONTEMPLATED BY THIS

                                       16

AGREEMENT. PURCHASER HAS DULY AND VALIDLY AUTHORIZED THE EXECUTION, DELIVERY AND
PERFORMANCE OF THIS AGREEMENT AND HAS DULY AND VALIDLY EXECUTED AND DELIVERED
THIS AGREEMENT. THIS AGREEMENT, ASSUMING DUE AUTHORIZATION, EXECUTION AND
DELIVERY BY SELLER, CONSTITUTES THE VALID AND BINDING OBLIGATION OF PURCHASER,
ENFORCEABLE AGAINST IT IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
ENFORCEABILITY MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY, REORGANIZATION,
MORATORIUM AND OTHER SIMILAR LAWS AFFECTING THE ENFORCEMENT OF CREDITORS' RIGHTS
GENERALLY AND BY GENERAL PRINCIPLES OF EQUITY, REGARDLESS OF WHETHER SUCH
ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW.

     3. NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF, REGISTRATION OR FILING
WITH, OR NOTICE TO, ANY GOVERNMENTAL AUTHORITY OR COURT IS REQUIRED, UNDER
FEDERAL OR STATE LAW, FOR THE EXECUTION, DELIVERY AND PERFORMANCE OF OR
COMPLIANCE BY PURCHASER WITH THIS AGREEMENT, OR THE CONSUMMATION BY PURCHASER OF
ANY TRANSACTION CONTEMPLATED HEREBY THAT HAS NOT BEEN OBTAINED OR MADE BY
PURCHASER.

     4. NEITHER THE PURCHASE OF THE MORTGAGE LOANS NOR THE EXECUTION, DELIVERY
AND PERFORMANCE OF THIS AGREEMENT BY PURCHASER WILL VIOLATE PURCHASER'S
CERTIFICATE OF INCORPORATION OR BY-LAWS OR CONSTITUTE A DEFAULT (OR AN EVENT
THAT, WITH NOTICE OR LAPSE OF TIME OR BOTH, WOULD CONSTITUTE A DEFAULT) UNDER,
OR RESULT IN A BREACH OF, ANY MATERIAL AGREEMENT, CONTRACT, INSTRUMENT OR
INDENTURE TO WHICH PURCHASER IS A PARTY OR THAT MAY BE APPLICABLE TO PURCHASER
OR ITS ASSETS.

     5. PURCHASER'S EXECUTION AND DELIVERY OF THIS AGREEMENT AND ITS PERFORMANCE
AND COMPLIANCE WITH THE TERMS OF THIS AGREEMENT WILL NOT CONSTITUTE A VIOLATION
OF ANY LAW, RULE, WRIT, INJUNCTION, ORDER OR DECREE OF ANY COURT, OR ORDER OR
REGULATION OF ANY FEDERAL, STATE OR MUNICIPAL GOVERNMENT AGENCY HAVING
JURISDICTION OVER PURCHASER OR ITS ASSETS, WHICH VIOLATION COULD MATERIALLY AND
ADVERSELY AFFECT THE CONDITION (FINANCIAL OR OTHERWISE) OR THE OPERATION OF
PURCHASER OR ITS ASSETS OR COULD MATERIALLY AND ADVERSELY AFFECT ITS ABILITY TO
PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER.

     6. THERE ARE NO ACTIONS OR PROCEEDINGS AGAINST, OR INVESTIGATIONS OF,
PURCHASER PENDING OR, TO PURCHASER'S KNOWLEDGE, THREATENED AGAINST PURCHASER
BEFORE ANY COURT, ADMINISTRATIVE AGENCY OR OTHER TRIBUNAL, THE OUTCOME OF WHICH
COULD REASONABLY BE EXPECTED TO ADVERSELY AFFECT THE TRANSFER OF THE MORTGAGE
LOANS, THE ISSUANCE OF THE CERTIFICATES, THE EXECUTION, DELIVERY OR
ENFORCEABILITY OF THIS AGREEMENT OR HAVE AN EFFECT ON THE FINANCIAL

                                       17

CONDITION OF PURCHASER THAT WOULD MATERIALLY AND ADVERSELY AFFECT THE ABILITY OF
PURCHASER TO PERFORM ITS OBLIGATION UNDER THIS AGREEMENT.

     7. PURCHASER HAS NOT DEALT WITH ANY BROKER, INVESTMENT BANKER, AGENT OR
OTHER PERSON, OTHER THAN SELLER, THE UNDERWRITERS, THE INITIAL PURCHASERS AND
THEIR RESPECTIVE AFFILIATES, THAT MAY BE ENTITLED TO ANY COMMISSION OR
COMPENSATION IN CONNECTION WITH THE SALE OF THE MORTGAGE LOANS OR CONSUMMATION
OF ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

          To induce Seller to enter into this Agreement, Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

          Each of the representations and warranties made by Purchaser pursuant to this Section 4.2 shall survive the purchase of the Mortgage Loans.

XXXVII. REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES MADE BY SELLER.

A. IT IS HEREBY ACKNOWLEDGED THAT SELLER SHALL MAKE FOR THE BENEFIT OF THE
TRUSTEE ON BEHALF OF THE HOLDERS OF THE CERTIFICATES, WHETHER DIRECTLY OR BY WAY
OF PURCHASER'S ASSIGNMENT OF ITS RIGHTS HEREUNDER TO THE TRUSTEE, THE
REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2 HERETO (EACH AS OF THE
DATE HEREOF UNLESS OTHERWISE SPECIFIED).

B. IT IS HEREBY FURTHER ACKNOWLEDGED THAT IF ANY DOCUMENT REQUIRED TO BE
DELIVERED TO THE TRUSTEE PURSUANT TO SECTION 2 IS NOT DELIVERED AS AND WHEN
REQUIRED, NOT PROPERLY EXECUTED OR IS DEFECTIVE ON ITS FACE, OR IF THERE IS A
BREACH OF ANY OF THE REPRESENTATIONS AND WARRANTIES REQUIRED TO BE MADE BY
SELLER REGARDING THE CHARACTERISTICS OF THE MORTGAGE LOANS AND/OR THE RELATED
MORTGAGED PROPERTIES AS SET FORTH IN EXHIBIT 2 HERETO, AND IN EITHER CASE SUCH
DEFECT OR BREACH, EITHER (I) MATERIALLY AND ADVERSELY AFFECTS THE INTERESTS OF
THE HOLDERS OF THE CERTIFICATES IN THE RELATED MORTGAGE LOAN, OR (II) BOTH (A)
THE DOCUMENT DEFECT OR BREACH MATERIALLY AND ADVERSELY AFFECTS THE VALUE OF THE
MORTGAGE LOAN AND (B) THE MORTGAGE LOAN IS A SPECIALLY SERVICED MORTGAGE LOAN OR
REHABILITATED MORTGAGE LOAN (SUCH A DOCUMENT DEFECT DESCRIBED IN THE PRECEDING
CLAUSE (I) OR (II), A "MATERIAL DOCUMENT DEFECT" AND SUCH A BREACH DESCRIBED IN
THE PRECEDING CLAUSE (I) OR (II) A "MATERIAL BREACH"), THE PARTY DISCOVERING
SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH SHALL PROMPTLY NOTIFY, IN
WRITING, THE OTHER PARTIES; PROVIDED THAT ANY BREACH OF

                                       18

THE REPRESENTATION AND WARRANTY CONTAINED IN PARAGRAPH (41) OF SUCH EXHIBIT 2
SHALL CONSTITUTE A MATERIAL BREACH ONLY IF SUCH PREPAYMENT PREMIUM OR YIELD
MAINTENANCE CHARGE IS NOT DEEMED "CUSTOMARY" FOR COMMERCIAL MORTGAGE LOANS AS
EVIDENCED BY (I) AN OPINION OF TAX COUNSEL TO SUCH EFFECT OR (II) A
DETERMINATION BY THE INTERNAL REVENUE SERVICE THAT SUCH PROVISION IS NOT
CUSTOMARY. PROMPTLY (BUT IN ANY EVENT WITHIN THREE BUSINESS DAYS) UPON BECOMING
AWARE OF ANY SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, THE MASTER
SERVICER SHALL, AND THE SPECIAL SERVICER MAY, REQUEST THAT SELLER, NOT LATER
THAN 90 DAYS FROM SELLER'S RECEIPT OF THE NOTICE OF SUCH MATERIAL DOCUMENT
DEFECT OR MATERIAL BREACH, CURE SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL
BREACH, AS THE CASE MAY BE, IN ALL MATERIAL RESPECTS; PROVIDED, HOWEVER, THAT IF
SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, AS THE CASE MAY BE, CANNOT BE
CORRECTED OR CURED IN ALL MATERIAL RESPECTS WITHIN SUCH 90 DAY PERIOD, AND SUCH
MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH WOULD NOT CAUSE THE MORTGAGE LOAN TO
BE OTHER THAN A "QUALIFIED MORTGAGE"(AS DEFINED IN THE CODE) BUT SELLER IS
DILIGENTLY ATTEMPTING TO EFFECT SUCH CORRECTION OR CURE, AS CERTIFIED BY SELLER
IN AN OFFICER'S CERTIFICATE DELIVERED TO THE TRUSTEE, THEN THE CURE PERIOD WILL
BE EXTENDED FOR AN ADDITIONAL 90 DAYS UNLESS, SOLELY IN THE CASE OF A MATERIAL
DOCUMENT DEFECT, (X) THE MORTGAGE LOAN IS THEN A SPECIALLY SERVICED MORTGAGE
LOAN AND A SERVICING TRANSFER EVENT HAS OCCURRED AS A RESULT OF A MONETARY
DEFAULT OR AS DESCRIBED IN CLAUSE (II) OR CLAUSE (V) OF THE DEFINITION OF
"SERVICING TRANSFER EVENT" IN THE POOLING AND SERVICING AGREEMENT AND (Y) THE
MATERIAL DOCUMENT DEFECT WAS IDENTIFIED IN A CERTIFICATION DELIVERED TO SELLER
BY THE TRUSTEE PURSUANT TO SECTION 2.2 OF THE POOLING AND SERVICING AGREEMENT
NOT LESS THAN 90 DAYS PRIOR TO THE DELIVERY OF THE NOTICE OF SUCH MATERIAL
DOCUMENT DEFECT. THE PARTIES ACKNOWLEDGE THAT NEITHER DELIVERY OF A
CERTIFICATION OR SCHEDULE OF EXCEPTIONS TO SELLER PURSUANT TO SECTION 2.2 OF THE
POOLING AND SERVICING AGREEMENT OR OTHERWISE NOR POSSESSION OF SUCH
CERTIFICATION OR SCHEDULE BY SELLER SHALL, IN AND OF ITSELF, CONSTITUTE DELIVERY
OF NOTICE OF ANY MATERIAL DOCUMENT DEFECT OR KNOWLEDGE OR AWARENESS BY SELLER OF
ANY MATERIAL DOCUMENT DEFECT LISTED THEREIN.

C. SELLER HEREBY COVENANTS AND AGREES THAT, IF ANY SUCH MATERIAL DOCUMENT DEFECT
OR MATERIAL BREACH CANNOT BE CORRECTED OR CURED WITHIN THE ABOVE CURE PERIODS,
SELLER SHALL, ON OR BEFORE THE TERMINATION OF SUCH CURE PERIODS, EITHER (I)
REPURCHASE THE AFFECTED MORTGAGE LOAN OR REO MORTGAGE LOAN FROM PURCHASER OR ITS
ASSIGNEE AT THE PURCHASE PRICE AS DEFINED IN THE POOLING AND SERVICING
AGREEMENT, OR (II) IF WITHIN THE THREE-MONTH PERIOD COMMENCING ON THE CLOSING
DATE (OR WITHIN THE TWO-YEAR PERIOD COMMENCING ON THE CLOSING DATE IF THE
RELATED MORTGAGE LOAN IS A

                                       19

"DEFECTIVE OBLIGATION" WITHIN THE MEANING OF SECTION 860G(A)(4)(B)(II) OF THE
CODE AND TREASURY REGULATION SECTION 1.860G-2(F)), AT ITS OPTION REPLACE,
WITHOUT RECOURSE, ANY MORTGAGE LOAN OR REO MORTGAGE LOAN TO WHICH SUCH DEFECT
RELATES WITH A QUALIFYING SUBSTITUTE MORTGAGE LOAN. IF SUCH MATERIAL DOCUMENT
DEFECT OR MATERIAL BREACH WOULD CAUSE THE MORTGAGE LOAN TO BE OTHER THAN A
"QUALIFIED MORTGAGE" (AS DEFINED IN THE CODE), THEN NOTWITHSTANDING THE PREVIOUS
SENTENCE OR THE PREVIOUS PARAGRAPH, REPURCHASE MUST OCCUR WITHIN 85 DAYS FROM
THE DATE SELLER WAS NOTIFIED OF THE DEFECT. SELLER AGREES THAT ANY SUBSTITUTION
SHALL BE COMPLETED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE POOLING
AND SERVICING AGREEMENT.

D. IF (X) A MORTGAGE LOAN IS TO BE REPURCHASED OR REPLACED AS CONTEMPLATED ABOVE
(A "DEFECTIVE MORTGAGE LOAN"), (Y) SUCH DEFECTIVE MORTGAGE LOAN IS
CROSS-COLLATERALIZED AND CROSS-DEFAULTED WITH ONE OR MORE OTHER MORTGAGE LOANS
("CROSSED MORTGAGE LOANS") AND (Z) THE APPLICABLE DOCUMENT DEFECT OR BREACH DOES
NOT CONSTITUTE A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, AS THE CASE MAY
BE, AS TO SUCH CROSSED MORTGAGE LOANS (WITHOUT REGARD TO THIS PARAGRAPH), THEN
THE APPLICABLE DOCUMENT DEFECT OR BREACH (AS THE CASE MAY BE) SHALL BE DEEMED TO
CONSTITUTE A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, AS THE CASE MAY BE, AS
TO EACH SUCH CROSSED MORTGAGE LOAN FOR PURPOSES OF THE ABOVE PROVISIONS, AND
SELLER SHALL BE OBLIGATED TO REPURCHASE OR REPLACE EACH SUCH CROSSED MORTGAGE
LOAN IN ACCORDANCE WITH THE PROVISIONS ABOVE, UNLESS, IN THE CASE OF SUCH BREACH
OR DOCUMENT DEFECT, (A) SELLER PROVIDES A NONDISQUALIFICATION OPINION TO THE
TRUSTEE AT THE EXPENSE OF SELLER IF, IN THE REASONABLE BUSINESS JUDGMENT OF THE
TRUSTEE, IT WOULD BE USUAL AND CUSTOMARY IN ACCORDANCE WITH INDUSTRY PRACTICE TO
OBTAIN A NONDISQUALIFICATION OPINION AND (B) BOTH OF THE FOLLOWING CONDITIONS
WOULD BE SATISFIED IF SELLER WERE TO REPURCHASE OR REPLACE ONLY THOSE MORTGAGE
LOANS AS TO WHICH A MATERIAL BREACH OR MATERIAL DOCUMENT DEFECT HAD OCCURRED
WITHOUT REGARD TO THIS PARAGRAPH (THE "AFFECTED LOAN(S)"): (I) THE DEBT SERVICE
COVERAGE RATIO FOR ALL SUCH OTHER MORTGAGE LOANS (EXCLUDING THE AFFECTED
LOAN(S)) FOR THE FOUR CALENDAR QUARTERS IMMEDIATELY PRECEDING THE REPURCHASE OR
REPLACEMENT IS NOT LESS THAN THE LESSER OF (A) 0.10X BELOW THE DEBT SERVICE
COVERAGE RATIO FOR ALL SUCH OTHER MORTGAGE LOANS (INCLUDING THE AFFECTED
LOANS(S)) SET FORTH IN APPENDIX A TO THE FINAL PROSPECTUS SUPPLEMENT AND (B) THE
DEBT SERVICE COVERAGE RATIO FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE
AFFECTED LOAN(S)) FOR THE FOUR PRECEDING CALENDAR QUARTERS PRECEDING THE
REPURCHASE OR REPLACEMENT, AND (II) THE LOAN-TO-VALUE RATIO FOR ALL SUCH CROSSED
MORTGAGE LOANS (EXCLUDING THE AFFECTED LOAN(S)) IS NOT GREATER THAN THE GREATER
OF (A) THE LOAN-TO-VALUE RATIO, EXPRESSED AS A WHOLE NUMBER (TAKEN TO

                                       20

ONE DECIMAL PLACE), FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE AFFECTED
LOAN(S)) SET FORTH IN APPENDIX A TO THE FINAL PROSPECTUS SUPPLEMENT PLUS 10% AND
(B) THE LOAN-TO-VALUE RATIO FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE
AFFECTED LOANS(S)), AT THE TIME OF REPURCHASE OR REPLACEMENT. THE DETERMINATION
OF THE MASTER SERVICER AS TO WHETHER THE CONDITIONS SET FORTH ABOVE HAVE BEEN
SATISFIED SHALL BE CONCLUSIVE AND BINDING IN THE ABSENCE OF MANIFEST ERROR. THE
MASTER SERVICER WILL BE ENTITLED TO CAUSE TO BE DELIVERED, OR DIRECT SELLER TO
(IN WHICH CASE SELLER SHALL) CAUSE TO BE DELIVERED TO THE MASTER SERVICER, AN
APPRAISAL OF ANY OR ALL OF THE RELATED MORTGAGED PROPERTIES FOR PURPOSES OF
DETERMINING WHETHER THE CONDITION SET FORTH IN CLAUSE (II) ABOVE HAS BEEN
SATISFIED, IN EACH CASE AT THE EXPENSE OF SELLER IF THE SCOPE AND COST OF THE
APPRAISAL IS APPROVED BY SELLER (SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD).

E. WITH RESPECT TO ANY DEFECTIVE MORTGAGE LOAN, TO THE EXTENT THAT SELLER IS
REQUIRED TO REPURCHASE OR SUBSTITUTE FOR SUCH DEFECTIVE MORTGAGE LOAN (EACH, A
"REPURCHASED LOAN") IN THE MANNER PRESCRIBED ABOVE WHILE THE TRUSTEE (AS
ASSIGNEE OF PURCHASER) CONTINUES TO HOLD ANY CROSSED MORTGAGE LOAN, SELLER AND
PURCHASER HEREBY AGREE TO FOREBEAR FROM ENFORCING ANY REMEDIES AGAINST THE
OTHER'S PRIMARY COLLATERAL BUT MAY EXERCISE REMEDIES AGAINST THE PRIMARY
COLLATERAL SECURING THEIR RESPECTIVE MORTGAGE LOANS, INCLUDING WITH RESPECT TO
THE TRUSTEE, THE PRIMARY COLLATERAL SECURING THE MORTGAGE LOANS STILL HELD BY
THE TRUSTEE, SO LONG AS SUCH EXERCISE DOES NOT IMPAIR THE ABILITY OF THE OTHER
PARTY TO EXERCISE ITS REMEDIES AGAINST ITS PRIMARY COLLATERAL. IF THE EXERCISE
OF REMEDIES BY ONE PARTY WOULD IMPAIR THE ABILITY OF THE OTHER PARTY TO EXERCISE
ITS REMEDIES WITH RESPECT TO THE PRIMARY COLLATERAL SECURING THE MORTGAGE LOAN
OR MORTGAGE LOANS HELD BY SUCH PARTY, THEN BOTH PARTIES SHALL FORBEAR FROM
EXERCISING SUCH REMEDIES UNTIL THE LOAN DOCUMENTS EVIDENCING AND SECURING THE
RELEVANT MORTGAGE LOANS CAN BE MODIFIED IN A MANNER THAT COMPLIES WITH THE
POOLING AND SERVICING AGREEMENT TO REMOVE THE THREAT OF IMPAIRMENT AS A RESULT
OF THE EXERCISE OF REMEDIES. ANY RESERVE OR OTHER CASH COLLATERAL OR LETTERS OF
CREDIT SECURING THE CROSSED MORTGAGE LOANS SHALL BE ALLOCATED BETWEEN SUCH
MORTGAGE LOANS IN ACCORDANCE WITH THE MORTGAGE LOAN DOCUMENTS, OR OTHERWISE ON A
PRO RATA BASIS BASED UPON THEIR OUTSTANDING PRINCIPAL BALANCES. ALL OTHER TERMS
OF THE MORTGAGE LOANS SHALL REMAIN IN FULL FORCE AND EFFECT, WITHOUT ANY
MODIFICATION THEREOF. THE MORTGAGORS SET FORTH ON SCHEDULE B HERETO ARE INTENDED
THIRD-PARTY BENEFICIARIES OF THE PROVISIONS SET FORTH IN THIS PARAGRAPH AND THE
PRECEDING PARAGRAPH. THE PROVISIONS OF THIS PARAGRAPH AND THE PRECEDING
PARAGRAPH MAY NOT BE MODIFIED WITH RESPECT TO ANY MORTGAGE LOAN WITHOUT THE
RELATED MORTGAGOR'S CONSENT.

                                       21

F. ANY OF THE FOLLOWING DOCUMENT DEFECTS SHALL BE CONCLUSIVELY PRESUMED
MATERIALLY AND ADVERSELY TO AFFECT THE INTERESTS OF CERTIFICATEHOLDERS IN A
MORTGAGE LOAN AND BE A MATERIAL DOCUMENT DEFECT: (A) THE ABSENCE FROM THE
MORTGAGE FILE OF THE ORIGINAL SIGNED MORTGAGE NOTE, UNLESS THE MORTGAGE FILE
CONTAINS A SIGNED LOST NOTE AFFIDAVIT AND INDEMNITY THAT APPEARS TO BE REGULAR
ON ITS FACE; (B) THE ABSENCE FROM THE MORTGAGE FILE OF THE ORIGINAL SIGNED
MORTGAGE THAT APPEARS TO BE REGULAR ON ITS FACE, UNLESS THERE IS INCLUDED IN THE
MORTGAGE FILE A CERTIFIED COPY OF THE MORTGAGE BY THE LOCAL AUTHORITY WITH WHICH
THE MORTGAGE WAS RECORDED; OR (C) THE ABSENCE FROM THE MORTGAGE FILE OF THE ITEM
SPECIFIED IN PARAGRAPH 2.2.8. IF ANY OF THE FOREGOING MATERIAL DOCUMENT DEFECTS
IS DISCOVERED BY THE CUSTODIAN (OR THE TRUSTEE IF THERE IS NO CUSTODIAN), THE
TRUSTEE (OR AS SET FORTH IN SECTION 2.3(A) OF THE POOLING AND SERVICING
AGREEMENT, THE MASTER SERVICER) WILL TAKE THE STEPS DESCRIBED ELSEWHERE IN THIS
SECTION, INCLUDING THE GIVING OF NOTICES TO THE RATING AGENCIES AND THE PARTIES
HERETO AND MAKING DEMAND UPON SELLER FOR THE CURE OF THE MATERIAL DOCUMENT
DEFECT OR REPURCHASE OR REPLACEMENT OF THE RELATED MORTGAGE LOAN.

G. IF SELLER DISPUTES THAT A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH EXISTS
WITH RESPECT TO A MORTGAGE LOAN OR OTHERWISE REFUSES (I) TO EFFECT A CORRECTION
OR CURE OF SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, (II) TO REPURCHASE
THE AFFECTED MORTGAGE LOAN FROM PURCHASER OR ITS ASSIGNEE OR (III) TO REPLACE
SUCH MORTGAGE LOAN WITH A QUALIFYING SUBSTITUTE MORTGAGE LOAN, EACH IN
ACCORDANCE WITH THIS AGREEMENT, THEN PROVIDED THAT (I) THE PERIOD OF TIME
PROVIDED FOR SELLER TO CORRECT, REPURCHASE OR CURE HAS EXPIRED AND (II) THE
MORTGAGE LOAN IS THEN IN DEFAULT AND IS THEN A SPECIALLY SERVICED MORTGAGE LOAN,
THE SPECIAL SERVICER MAY, SUBJECT TO THE SERVICING STANDARD, MODIFY, WORK-OUT OR
FORECLOSE, SELL OR OTHERWISE LIQUIDATE (OR PERMIT THE LIQUIDATION OF) THE
MORTGAGE LOAN PURSUANT TO SECTIONS 9.5, 9.12, 9.15 AND 9.36, AS APPLICABLE, OF
THE POOLING AND SERVICING AGREEMENT, WHILE PURSUING THE REPURCHASE CLAIM. SELLER
ACKNOWLEDGES AND AGREES THAT ANY MODIFICATION OF THE MORTGAGE LOAN PURSUANT TO A
WORK-OUT SHALL NOT CONSTITUTE A DEFENSE TO ANY REPURCHASE CLAIM NOR SHALL SUCH
MODIFICATION AND WORK-OUT CHANGE THE PURCHASE PRICE DUE FROM SELLER FOR ANY
REPURCHASE CLAIM. IN THE EVENT OF ANY SUCH MODIFICATION AND WORK-OUT, SELLER
SHALL BE OBLIGATED TO REPURCHASE THE MORTGAGE LOAN AS MODIFIED AND THE PURCHASE
PRICE SHALL INCLUDE ANY WORK-OUT FEE PAID TO THE SPECIAL SERVICER UP TO THE DATE
OF REPURCHASE PLUS THE PRESENT VALUE (CALCULATED AT A DISCOUNT RATE EQUAL TO THE
APPLICABLE MORTGAGE RATE) OF THE WORK-OUT FEE THAT WOULD HAVE BEEN PAYABLE TO
THE SPECIAL SERVICER IN RESPECT OF SUCH MORTGAGE LOAN IF THE MORTGAGE LOAN
PERFORMED IN ACCORDANCE WITH ITS TERMS TO ITS MATURITY DATE, PROVIDED THAT NO
AMOUNT SHALL BE

                                       22

PAID BY SELLER IN RESPECT OF ANY WORK-OUT FEE IF A LIQUIDATION FEE ALREADY
COMPRISES A PORTION OF THE PURCHASE PRICE.

H. SELLER SHALL BE NOTIFIED PROMPTLY AND IN WRITING BY (I) THE TRUSTEE OF ANY
NOTICE THAT IT RECEIVES THAT AN OPTION HOLDER INTENDS TO EXERCISE ITS OPTION TO
PURCHASE THE MORTGAGE LOAN IN ACCORDANCE WITH AND AS DESCRIBED IN SECTION 9.36
OF THE POOLING AND SERVICING AGREEMENT AND (II) THE SPECIAL SERVICER OF ANY
OFFER THAT IT RECEIVES TO PURCHASE THE APPLICABLE REO PROPERTY, EACH IN
CONNECTION WITH SUCH LIQUIDATION. UPON THE RECEIPT OF SUCH NOTICE BY SELLER,
SELLER SHALL THEN HAVE THE RIGHT TO PURCHASE THE RELATED MORTGAGE LOAN OR REO
PROPERTY, AS APPLICABLE, FROM THE TRUST AT A PURCHASE PRICE EQUAL TO, IN THE
CASE OF CLAUSE (I) OF THE IMMEDIATELY PRECEDING SENTENCE, THE OPTION PURCHASE
PRICE OR, IN THE CASE OF CLAUSE (II) OF THE IMMEDIATELY PRECEDING SENTENCE, THE
AMOUNT OF SUCH OFFER. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS
AGREEMENT OR IN THE POOLING AND SERVICING AGREEMENT, THE RIGHT OF ANY OPTION
HOLDER TO PURCHASE SUCH MORTGAGE LOAN SHALL BE SUBJECT AND SUBORDINATE TO
SELLER'S RIGHT TO PURCHASE SUCH MORTGAGE LOAN AS DESCRIBED IN THE IMMEDIATELY
PRECEDING SENTENCE. SELLER SHALL HAVE FIVE BUSINESS DAYS TO NOTIFY THE TRUSTEE
OR SPECIAL SERVICER, AS APPLICABLE, OF ITS INTENT TO SO PURCHASE THE MORTGAGE
LOAN OR RELATED REO PROPERTY FROM THE DATE THAT IT WAS NOTIFIED OF SUCH
INTENTION TO EXERCISE SUCH OPTION OR OF SUCH OFFER. THE SPECIAL SERVICER SHALL
BE OBLIGATED TO PROVIDE SELLER WITH ANY APPRAISAL OR OTHER THIRD PARTY REPORTS
RELATING TO THE MORTGAGED PROPERTY WITHIN ITS POSSESSION TO ENABLE SELLER TO
EVALUATE THE MORTGAGE LOAN OR REO PROPERTY. ANY SALE OF THE MORTGAGE LOAN, OR
FORECLOSURE UPON SUCH MORTGAGE LOAN AND SALE OF THE REO PROPERTY, TO A PERSON
OTHER THAN SELLER SHALL BE WITHOUT (I) RECOURSE OF ANY KIND (EITHER EXPRESS OR
IMPLIED) BY SUCH PERSON AGAINST SELLER AND (II) REPRESENTATION OR WARRANTY OF
ANY KIND (EITHER EXPRESS OR IMPLIED) BY SELLER TO OR FOR THE BENEFIT OF SUCH
PERSON.

I. THE FACT THAT A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH IS NOT DISCOVERED
UNTIL AFTER FORECLOSURE (BUT IN ALL INSTANCES PRIOR TO THE SALE OF THE RELATED
REO PROPERTY OR MORTGAGE LOAN) SHALL NOT PREJUDICE ANY CLAIM AGAINST SELLER FOR
REPURCHASE OF THE REO MORTGAGE LOAN OR REO PROPERTY. IN SUCH AN EVENT, THE
MASTER SERVICER SHALL NOTIFY SELLER OF THE DISCOVERY OF THE MATERIAL DOCUMENT
DEFECT OR MATERIAL BREACH AND SELLER SHALL HAVE 90 DAYS TO CORRECT OR CURE SUCH
MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH OR PURCHASE THE REO PROPERTY AT THE
PURCHASE PRICE. IF SELLER FAILS TO CORRECT OR CURE THE MATERIAL DOCUMENT DEFECT
OR MATERIAL BREACH OR PURCHASE THE REO PROPERTY, THEN THE PROVISIONS ABOVE
REGARDING NOTICE OF OFFERS RELATED TO SUCH REO PROPERTY AND SELLER'S RIGHT TO
PURCHASE SUCH REO PROPERTY SHALL APPLY. AFTER A

                                       23

FINAL LIQUIDATION OF THE MORTGAGE LOAN OR REO MORTGAGE LOAN, IF A COURT OF
COMPETENT JURISDICTION ISSUES A FINAL ORDER AFTER THE EXPIRATION OF ANY
APPLICABLE APPEAL PERIOD THAT SELLER IS OR WAS OBLIGATED TO REPURCHASE THE
RELATED MORTGAGE LOAN OR REO MORTGAGE LOAN (A "FINAL JUDICIAL DETERMINATION") OR
SELLER OTHERWISE ACCEPTS LIABILITY, THEN, BUT IN NO EVENT LATER THAN THE
TERMINATION OF THE TRUST PURSUANT TO SECTION 9.30 OF THE POOLING AND SERVICING
AGREEMENT, SELLER WILL BE OBLIGATED TO PAY TO THE TRUST THE DIFFERENCE BETWEEN
ANY LIQUIDATION PROCEEDS RECEIVED UPON SUCH LIQUIDATION IN ACCORDANCE WITH THE
POOLING AND SERVICING AGREEMENT (INCLUDING THOSE ARISING FROM ANY SALE TO
SELLER) AND THE PURCHASE PRICE.

J. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IN CONNECTION WITH
ANY SALE OR OTHER LIQUIDATION OF A MORTGAGE LOAN OR REO PROPERTY AS DESCRIBED IN
THIS SECTION 5, THE SPECIAL SERVICER SHALL NOT RECEIVE A LIQUIDATION FEE FROM
SELLER (BUT MAY COLLECT SUCH LIQUIDATION FEE FROM THE RELATED LIQUIDATION
PROCEEDS AS OTHERWISE PROVIDED HEREIN); PROVIDED, HOWEVER, THAT IN THE EVENT
SELLER IS OBLIGATED TO REPURCHASE THE MORTGAGE LOAN OR REO MORTGAGED PROPERTY
AFTER A FINAL LIQUIDATION OF SUCH MORTGAGE LOAN OR REO PROPERTY PURSUANT TO THE
IMMEDIATELY PRECEDING PARAGRAPH, AN AMOUNT EQUAL TO ANY LIQUIDATION FEE
(CALCULATED ON THE BASIS OF LIQUIDATION PROCEEDS) PAYABLE TO THE SPECIAL
SERVICER SHALL BE INCLUDED IN THE DEFINITION OF "PURCHASE PRICE" IN RESPECT OF
SUCH MORTGAGE LOAN OR REO MORTGAGED PROPERTY. EXCEPT AS EXPRESSLY SET FORTH
ABOVE, NO LIQUIDATION FEE SHALL BE PAYABLE IN CONNECTION WITH A REPURCHASE OF A
MORTGAGE LOAN BY SELLER.

K. THE OBLIGATIONS OF SELLER SET FORTH IN THIS SECTION 5 TO CURE A MATERIAL
DOCUMENT DEFECT OR A MATERIAL BREACH OR REPURCHASE OR REPLACE A DEFECTIVE
MORTGAGE LOAN CONSTITUTE THE SOLE REMEDIES OF PURCHASER OR ITS ASSIGNEES WITH
RESPECT TO A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH IN RESPECT OF AN
OUTSTANDING MORTGAGE LOAN; PROVIDED, THAT THIS LIMITATION SHALL NOT IN ANY WAY
LIMIT PURCHASER'S RIGHTS OR REMEDIES UPON BREACH OF ANY OTHER REPRESENTATION OR
WARRANTY OR COVENANT BY SELLER SET FORTH IN THIS AGREEMENT (OTHER THAN THOSE SET
FORTH IN EXHIBIT 2).

L. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THAT THERE IS A BREACH OF THE
REPRESENTATIONS AND WARRANTIES SET FORTH IN PARAGRAPH 39 IN EXHIBIT 2 HERETO,
AND AS A RESULT THE PAYMENTS, BY A MORTGAGOR, OF REASONABLE COSTS AND EXPENSES
ASSOCIATED WITH THE DEFEASANCE OR ASSUMPTION OF A MORTGAGE LOAN ARE INSUFFICIENT
CAUSING THE TRUST TO INCUR AN ADDITIONAL TRUST EXPENSE IN AN AMOUNT EQUAL TO
SUCH REASONABLE COSTS AND EXPENSES NOT PAID BY SUCH MORTGAGOR, SELLER HEREBY
COVENANTS AND AGREES TO REIMBURSE THE

                                       24

TRUST WITHIN 90 DAYS OF THE RECEIPT OF NOTICE OF SUCH BREACH IN AN AMOUNT
SUFFICIENT TO AVOID SUCH ADDITIONAL TRUST EXPENSE. THE PARTIES HERETO
ACKNOWLEDGE THAT SUCH REIMBURSEMENT SHALL BE SELLER'S SOLE OBLIGATION WITH
RESPECT TO THE BREACH DISCUSSED IN THE PREVIOUS SENTENCE.

M. THE POOLING AND SERVICING AGREEMENT SHALL PROVIDE THAT THE TRUSTEE (OR THE
MASTER SERVICER OR THE SPECIAL SERVICER ON ITS BEHALF) SHALL GIVE WRITTEN NOTICE
PROMPTLY (BUT IN ANY EVENT WITHIN THREE BUSINESS DAYS) TO SELLER OF ITS
DISCOVERY OF ANY MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH AND PROMPT WRITTEN
NOTICE TO SELLER IN THE EVENT THAT ANY MORTGAGE LOAN BECOMES A SPECIALLY
SERVICED MORTGAGE LOAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT).

N. IF SELLER REPURCHASES ANY MORTGAGE LOAN PURSUANT TO THIS SECTION 5, PURCHASER
OR ITS ASSIGNEE, FOLLOWING RECEIPT BY THE TRUSTEE OF THE PURCHASE PRICE
THEREFOR, PROMPTLY SHALL DELIVER OR CAUSE TO BE DELIVERED TO SELLER ALL MORTGAGE
LOAN DOCUMENTS WITH RESPECT TO SUCH MORTGAGE LOAN, AND EACH DOCUMENT THAT
CONSTITUTES A PART OF THE MORTGAGE FILE THAT WAS ENDORSED OR ASSIGNED TO THE
TRUSTEE SHALL BE ENDORSED AND ASSIGNED TO SELLER IN THE SAME MANNER SUCH THAT
SELLER SHALL BE VESTED WITH LEGAL AND BENEFICIAL TITLE TO SUCH MORTGAGE LOAN, IN
EACH CASE WITHOUT RECOURSE, INCLUDING ANY PROPERTY ACQUIRED IN RESPECT OF SUCH
MORTGAGE LOAN OR PROCEEDS OF ANY INSURANCE POLICIES WITH RESPECT THERETO.

XXXVIII. CLOSING.

A. THE CLOSING OF THE SALE OF THE MORTGAGE LOANS SHALL BE HELD AT THE OFFICES OF
LATHAM & WATKINS LLP, 885 THIRD AVENUE, NEW YORK, NY 10022 AT 9:00 A.M., NEW
YORK TIME, ON THE CLOSING DATE. THE CLOSING SHALL BE SUBJECT TO EACH OF THE
FOLLOWING CONDITIONS:

     1. ALL OF THE REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER
SPECIFIED IN SECTION 4 HEREOF (INCLUDING, WITHOUT LIMITATION, THE
REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2 HERETO) SHALL BE TRUE AND
CORRECT AS OF THE CLOSING DATE (TO THE EXTENT OF THE STANDARD, IF ANY, SET FORTH
IN EACH REPRESENTATION AND WARRANTY).

     2. ALL CLOSING DOCUMENTS SPECIFIED IN SECTION 7 HEREOF, IN SUCH FORMS AS
ARE AGREED UPON AND REASONABLY ACCEPTABLE TO SELLER OR PURCHASER, AS APPLICABLE,
SHALL BE DULY EXECUTED AND DELIVERED

                                       25

BY ALL SIGNATORIES AS REQUIRED PURSUANT TO THE RESPECTIVE TERMS THEREOF.

     3. SELLER SHALL HAVE DELIVERED AND RELEASED TO PURCHASER OR ITS DESIGNEE
ALL DOCUMENTS REQUIRED TO BE DELIVERED TO PURCHASER AS OF THE CLOSING DATE
PURSUANT TO SECTION 2 HEREOF.

     4. THE RESULT OF THE EXAMINATION AND AUDIT PERFORMED BY PURCHASER AND ITS
AFFILIATES PURSUANT TO SECTION 3 HEREOF SHALL BE SATISFACTORY TO PURCHASER AND
ITS AFFILIATES IN THEIR SOLE DETERMINATION AND THE PARTIES SHALL HAVE AGREED TO
THE FORM AND CONTENTS OF SELLER'S INFORMATION TO BE DISCLOSED IN THE MEMORANDUM
AND THE PROSPECTUS SUPPLEMENT.

     5. ALL OTHER TERMS AND CONDITIONS OF THIS AGREEMENT REQUIRED TO BE COMPLIED
WITH ON OR BEFORE THE CLOSING DATE SHALL HAVE BEEN COMPLIED WITH, AND SELLER AND
PURCHASER SHALL HAVE THE ABILITY TO COMPLY WITH ALL TERMS AND CONDITIONS AND
PERFORM ALL DUTIES AND OBLIGATIONS REQUIRED TO BE COMPLIED WITH OR PERFORMED
AFTER THE CLOSING DATE.

     6. SELLER SHALL HAVE PAID ALL FEES AND EXPENSES PAYABLE BY IT TO PURCHASER
PURSUANT TO SECTION 8 HEREOF.

     7. THE CERTIFICATES TO BE SO RATED SHALL HAVE BEEN ASSIGNED RATINGS BY EACH
RATING AGENCY NO LOWER THAN THE RATINGS SPECIFIED FOR EACH SUCH CLASS IN THE
MEMORANDUM AND THE PROSPECTUS SUPPLEMENT.

     8. NO UNDERWRITER SHALL HAVE TERMINATED THE UNDERWRITING AGREEMENT AND NONE
OF THE INITIAL PURCHASERS SHALL HAVE TERMINATED THE CERTIFICATE PURCHASE
AGREEMENT, AND NEITHER THE UNDERWRITERS NOR THE INITIAL PURCHASERS SHALL HAVE
SUSPENDED, DELAYED OR OTHERWISE CANCELLED THE CLOSING DATE.

     9. SELLER SHALL HAVE RECEIVED THE PURCHASE PRICE FOR THE MORTGAGE LOANS
PURSUANT TO SECTION 1 HEREOF.

B. EACH PARTY AGREES TO USE ITS BEST EFFORTS TO PERFORM ITS RESPECTIVE
OBLIGATIONS HEREUNDER IN A MANNER THAT WILL ENABLE PURCHASER TO PURCHASE THE
MORTGAGE LOANS ON THE CLOSING DATE.

XXXIX. CLOSING DOCUMENTS. The Closing Documents shall consist of the following:

A. THIS AGREEMENT DULY EXECUTED BY PURCHASER AND SELLER.

                                       26

B. A CERTIFICATE OF SELLER, EXECUTED BY A DULY AUTHORIZED OFFICER OF SELLER AND
DATED THE CLOSING DATE, AND UPON WHICH PURCHASER AND ITS SUCCESSORS AND ASSIGNS
MAY RELY, TO THE EFFECT THAT: (I) THE REPRESENTATIONS AND WARRANTIES OF SELLER
IN THIS AGREEMENT ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE
CLOSING DATE WITH THE SAME FORCE AND EFFECT AS IF MADE ON THE CLOSING DATE,
PROVIDED THAT ANY REPRESENTATIONS AND WARRANTIES MADE AS OF A SPECIFIED DATE
SHALL BE TRUE AND CORRECT AS OF SUCH SPECIFIED DATE; AND (II) SELLER HAS
COMPLIED WITH ALL AGREEMENTS AND SATISFIED ALL CONDITIONS ON ITS PART TO BE
PERFORMED OR SATISFIED ON OR PRIOR TO THE CLOSING DATE.

C. TRUE, COMPLETE AND CORRECT COPIES OF SELLER'S ARTICLES OF ORGANIZATION AND
BY-LAWS.

D. A CERTIFICATE OF EXISTENCE FOR SELLER FROM THE SECRETARY OF STATE OF NEW YORK
DATED NOT EARLIER THAN 30 DAYS PRIOR TO THE CLOSING DATE.

E. A CERTIFICATE OF THE SECRETARY OR ASSISTANT SECRETARY OF SELLER, DATED THE
CLOSING DATE, AND UPON WHICH PURCHASER MAY RELY, TO THE EFFECT THAT EACH
INDIVIDUAL WHO, AS AN OFFICER OR REPRESENTATIVE OF SELLER, SIGNED THIS AGREEMENT
OR ANY OTHER DOCUMENT OR CERTIFICATE DELIVERED ON OR BEFORE THE CLOSING DATE IN
CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN, WAS AT THE RESPECTIVE
TIMES OF SUCH SIGNING AND DELIVERY, AND IS AS OF THE CLOSING DATE, DULY ELECTED
OR APPOINTED, QUALIFIED AND ACTING AS SUCH OFFICER OR REPRESENTATIVE, AND THE
SIGNATURES OF SUCH PERSONS APPEARING ON SUCH DOCUMENTS AND CERTIFICATES ARE
THEIR GENUINE SIGNATURES.

F. AN OPINION OF COUNSEL (WHICH, OTHER THAN AS TO THE OPINION DESCRIBED IN
PARAGRAPH 7.6.6 BELOW, MAY BE IN-HOUSE COUNSEL) TO SELLER, DATED THE CLOSING
DATE, SUBSTANTIALLY TO THE EFFECT OF THE FOLLOWING (WITH SUCH CHANGES AND
MODIFICATIONS AS PURCHASER MAY APPROVE AND SUBJECT TO SUCH COUNSEL'S REASONABLE
QUALIFICATIONS):

     1. SELLER IS VALIDLY EXISTING UNDER NEW YORK LAW AND HAS FULL CORPORATE
POWER AND AUTHORITY TO ENTER INTO AND PERFORM ITS OBLIGATIONS UNDER THIS
AGREEMENT.

     2. THIS AGREEMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED BY
SELLER.

     3. NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF ANY FEDERAL COURT OR
GOVERNMENTAL AGENCY OR BODY IS REQUIRED FOR THE CONSUMMATION BY SELLER OF THE
TRANSACTIONS CONTEMPLATED BY THE

                                       27

TERMS OF THIS AGREEMENT EXCEPT ANY APPROVALS AS HAVE BEEN OBTAINED.

     4. NEITHER THE EXECUTION, DELIVERY OR PERFORMANCE OF THIS AGREEMENT BY
SELLER, NOR THE CONSUMMATION BY SELLER OF ANY OF THE TRANSACTIONS CONTEMPLATED
BY THE TERMS OF THIS AGREEMENT (A) CONFLICTS WITH OR RESULTS IN A BREACH OR
VIOLATION OF, OR CONSTITUTES A DEFAULT UNDER, THE ORGANIZATIONAL DOCUMENTS OF
SELLER, (B) TO THE KNOWLEDGE OF SUCH COUNSEL, CONSTITUTES A DEFAULT UNDER ANY
TERM OR PROVISION OF ANY MATERIAL AGREEMENT, CONTRACT, INSTRUMENT OR INDENTURE,
TO WHICH SELLER IS A PARTY OR BY WHICH IT OR ANY OF ITS ASSETS IS BOUND OR
RESULTS IN THE CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE UPON
ANY OF ITS PROPERTY PURSUANT TO THE TERMS OF ANY SUCH INDENTURE, MORTGAGE,
CONTRACT OR OTHER INSTRUMENT, OTHER THAN PURSUANT TO THIS AGREEMENT, OR (C)
CONFLICTS WITH OR RESULTS IN A BREACH OR VIOLATION OF ANY LAW, RULE, REGULATION,
ORDER, JUDGMENT, WRIT, INJUNCTION OR DECREE OF ANY COURT OR GOVERNMENTAL
AUTHORITY HAVING JURISDICTION OVER SELLER OR ITS ASSETS, EXCEPT WHERE IN ANY OF
THE INSTANCES CONTEMPLATED BY CLAUSES (B) OR (C) ABOVE, ANY CONFLICT, BREACH OR
DEFAULT, OR CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE, WILL NOT
HAVE A MATERIAL ADVERSE EFFECT ON THE CONSUMMATION OF THE TRANSACTIONS
CONTEMPLATED HEREBY BY SELLER OR MATERIALLY AND ADVERSELY AFFECT ITS ABILITY TO
PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER OR RESULT IN ANY MATERIAL ADVERSE
CHANGE IN THE BUSINESS, OPERATIONS, FINANCIAL CONDITION, PROPERTIES OR ASSETS OF
SELLER, OR IN ANY MATERIAL IMPAIRMENT OF THE RIGHT OR ABILITY OF SELLER TO CARRY
ON ITS BUSINESS SUBSTANTIALLY AS NOW CONDUCTED.

     5. TO HIS OR HER KNOWLEDGE, THERE ARE NO LEGAL OR GOVERNMENTAL ACTIONS,
INVESTIGATIONS OR PROCEEDINGS PENDING TO WHICH SELLER IS A PARTY, OR THREATENED
AGAINST SELLER, (A) ASSERTING THE INVALIDITY OF THIS AGREEMENT OR (B) WHICH
MATERIALLY AND ADVERSELY AFFECT THE PERFORMANCE BY SELLER OF ITS OBLIGATIONS
UNDER, OR THE VALIDITY OR ENFORCEABILITY OF, THIS AGREEMENT.

     6. THIS AGREEMENT IS A VALID, LEGAL AND BINDING AGREEMENT OF SELLER,
ENFORCEABLE AGAINST SELLER IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
ENFORCEMENT MAY BE LIMITED BY (1) LAWS RELATING TO BANKRUPTCY, INSOLVENCY,
REORGANIZATION, RECEIVERSHIP OR MORATORIUM, (2) OTHER LAWS RELATING TO OR
AFFECTING THE RIGHTS OF CREDITORS GENERALLY, (3) GENERAL EQUITY PRINCIPLES
(REGARDLESS OF WHETHER SUCH ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY
OR AT LAW) OR (4) PUBLIC POLICY CONSIDERATIONS UNDERLYING THE SECURITIES LAWS,
TO THE EXTENT THAT SUCH PUBLIC POLICY CONSIDERATIONS LIMIT THE ENFORCEABILITY OF
THE PROVISIONS OF THIS AGREEMENT THAT PURPORT TO

                                       28

PROVIDE INDEMNIFICATION FROM LIABILITIES UNDER APPLICABLE SECURITIES LAWS.

          Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

          In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

G. SUCH OTHER OPINIONS OF COUNSEL AS ANY RATING AGENCY MAY REQUEST IN CONNECTION
WITH THE SALE OF THE MORTGAGE LOANS BY SELLER TO PURCHASER OR SELLER'S EXECUTION
AND DELIVERY OF, OR PERFORMANCE UNDER, THIS AGREEMENT.

H. A LETTER FROM DELOITTE & TOUCHE, CERTIFIED PUBLIC ACCOUNTANTS, DATED THE DATE
HEREOF, TO THE EFFECT THAT THEY HAVE PERFORMED CERTAIN SPECIFIED PROCEDURES AS A
RESULT OF WHICH THEY DETERMINED THAT CERTAIN INFORMATION OF AN ACCOUNTING,
FINANCIAL OR STATISTICAL NATURE SET FORTH IN THE MEMORANDUM AND THE PROSPECTUS
SUPPLEMENT AGREES WITH THE RECORDS OF SELLER.

I. SUCH FURTHER CERTIFICATES, OPINIONS AND DOCUMENTS AS PURCHASER MAY REASONABLY
REQUEST.

J. AN OFFICER'S CERTIFICATE OF PURCHASER, DATED AS OF THE CLOSING DATE, WITH THE
RESOLUTIONS OF PURCHASER AUTHORIZING THE TRANSACTIONS DESCRIBED HEREIN ATTACHED
THERETO, TOGETHER WITH CERTIFIED COPIES OF THE CHARTER, BY-LAWS AND CERTIFICATE
OF GOOD STANDING OF PURCHASER DATED NOT EARLIER THAN 30 DAYS PRIOR TO THE
CLOSING DATE.

K. SUCH OTHER CERTIFICATES OF PURCHASER'S OFFICERS OR OTHERS AND SUCH OTHER
DOCUMENTS TO EVIDENCE FULFILLMENT OF THE CONDITIONS SET FORTH IN THIS AGREEMENT
AS SELLER OR ITS COUNSEL MAY REASONABLY REQUEST.

L. AN EXECUTED BILL OF SALE IN THE FORM ATTACHED HERETO AS EXHIBIT 4.

XL. COSTS. Seller shall pay Purchaser the costs and expenses as agreed upon by
Seller and Purchaser in a separate Letter of Understanding dated July 29, 2005.

XLI. NOTICES. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered

                                       29

or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d)
transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to Purchaser, addressed to
Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036,
Attention: Andrew Berman, with a copy to Morgan Stanley Capital I Inc., 1585
Broadway, New York, New York 10036, Attention: Legal Department (or such other address as may hereafter be furnished in writing by Purchaser), or if (ii) to
Seller, addressed to Seller at 550 California Street, 14th Floor, MAC: A012-144,
San Francisco, California 94104, Attention: Jon Salmon (or to such other address as Seller may designate in writing), with a copy to Wells Fargo Bank, National
Association, Robert F. Darling, Esq., 633 Folsom Street, 7th Floor, San
Francisco, California 94107, telecopy number: (415) 975-7819.

XLII. SEVERABILITY OF PROVISIONS. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

XLIII. FURTHER ASSURANCES. Seller and Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

XLIV. SURVIVAL. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

XLV. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND
RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                                       30

XLVI. BENEFITS OF MORTGAGE LOAN PURCHASE AGREEMENT. This Agreement shall inure to the benefit of and shall be binding upon Seller, Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the rights and obligations of Purchaser pursuant to Sections
2, 4.1 (other than clause 4.1.7), 5, 9, 10, 11, 12 and 13 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and
Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

XLVII. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of Seller under this Agreement shall not be assigned by Seller without the prior written consent of Purchaser, except that any person into which Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Seller is a party, or any person succeeding to the entire business of Seller shall be the successor to
Seller hereunder.

XLVIII. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding (solely with respect to those portions of this Agreement that are not assigned to the Trustee), the
Indemnification Agreement and the Pooling and Servicing Agreement), and
supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                                       31

          IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        MORGAN STANLEY CAPITAL I INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                       32

                                    EXHIBIT 1
                             MORTGAGE LOAN SCHEDULE

                                       1-1

                                    EXHIBIT 2
                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule is complete, true and correct in all material respects as of the
Cut-Off Date.

          2. Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a
whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had
good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage
Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the
Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

          3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date, in each case, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the Title Insurance Policy, (c) exceptions and exclusions specifically referred to in such Title Insurance Policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or
(d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e)
if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a)
through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the
Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such
Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate

                                       2-1

the related Mortgaged Property as it is currently being operated. A Uniform
Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

          5. Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note,
Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

          7. Condition of Property; Condemnation. (i) With respect to the
Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on
Schedule A to this Exhibit 2, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on Schedule A to this
Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The
Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the
Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, (x) all of the material improvements on the related

                                       2-2

Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the
Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, (y) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged
Property, except those encroachments that are insured against by the Title
Policy referred to herein, and (z) the Mortgaged Property securing each Mortgage
Loan is located on or adjacent to a public road, or has access to an easement permitting ingress and egress.

          8. Title Insurance. Each Mortgaged Property is covered by an American
Land Title Association (or an equivalent form of) lender's title insurance policy or a pro forma or marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the
"Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related
Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

          9. No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto.
With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the
Closing Date have been complied with, or any such funds so escrowed have not been released.

          10. Mortgage Provisions. The Mortgage Note or Mortgage for each
Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13)
such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

          11. Trustee under Deed of Trust. If any Mortgage is a deed of trust,
(1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related
Mortgagor or in connection with any full or partial release of the related
Mortgaged Property or related security for the related Mortgage Loan.

          12. Environmental Conditions.

                                       2-3

          (i)  Except as set forth on Schedule A to this Exhibit 2, with respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-Off Date, an environmental site assessment prepared to ASTM standards, or an update of a previous
               assessment, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the related
               Mortgage Loan, a report of the most recent assessment with respect to each Mortgaged Property (an "Environmental Report")
               has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such Environmental Report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such
               Environmental Report disclosed the existence of a material and adverse environmental condition or circumstance affecting any
               Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or
               circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to
               establish an operations and maintenance plan. Each Mortgage Loan set forth on Schedule C to this Exhibit 2 (each, a "Schedule C
               Loan") is the subject of a Secured Creditor Impaired Property
               Policy, issued by the issuer set forth on Schedule C (the "Policy
               Issuer") and effective as of the date thereof (the "Environmental
               Insurance Policy"). Except as set forth on Schedule A to this
               Exhibit 2, with respect to each Schedule C Loan, (i) to the
               Seller's knowledge, the Environmental Insurance Policy is in full force and effect, (ii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing materials ("ACM") and radon gas ("RG") at each related Mortgaged Property and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG
               environmental condition or circumstance affecting the related
               Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage
               Loan or provide additional security, or establish with the lender a reserve from loan proceeds, in an amount deemed to be
               sufficient by the Seller for the remediation of the problem and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage
               Loan, (iii) on the effective date of the Environmental Insurance
               Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the
               Mortgaged Property (other than the existence of LBP, ACM or RG)
               that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer or (c) an engineering or other report

                                       2-4

               provided to the Policy Issuer and (iv) the premium of any
               Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

          (ii) With respect to the Mortgaged Properties securing the Mortgage
               Loans that were not the subject of an environmental site
               assessment prepared to ASTM standards within 18 months prior to the Cut-Off Date as set forth on Schedule A to this Exhibit 2,
               (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged
               Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such
               Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged
               Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

               "Hazardous Materials" means gasoline, petroleum products,
               explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the
               Comprehensive Environmental Response, Compensation and Liability
               Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.), the
               Hazardous Materials Transportation Act as amended (42 U.S.C.
               Sections 6901 et seq.), the Federal Water Pollution Control Act
               as amended (33 U.S.C. Sections 1251 et seq.), the Clean Air Act
               (42 U.S.C. Sections 1251 et seq.) and any regulations promulgated pursuant thereto.

          13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor or any guarantor of any non-recourse exceptions and environmental liability is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other

                                       2-5

similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

          14. Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related
Mortgage Loan and the replacement cost of the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation; (b) a business interruption or rental loss insurance policy, in an amount at least equal to twelve months of operations of the Mortgaged Property estimated as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the
Federal Emergency Management Agency as having special flood hazards and the
Federal Emergency Management Agency requires flood insurance to be maintained);
and (d) a comprehensive general liability insurance policy not less than $1 million per occurrence. Each insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination, reduction of coverage or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will (or at the lender's option will) be applied (a)
to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or
(c) to the reduction of the principal amount of the Mortgage Loan.

          15. Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

                                       2-6

          17. Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a
Mortgaged Property (a "Ground Lease" which term shall include any related estoppel letter or lender protection agreement between Seller and related lessor), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

          (i)  Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related
               Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related
               Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage
               File;

          (ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

          (iii) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required for assignment to Purchaser, it has been obtained prior to the Closing Date) and is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it either has been obtained or it cannot be unreasonably
               withheld;

          (iv) Such Ground Lease is in full force and effect, the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented
               thereto, the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

          (v)  Such Ground Lease (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the
               Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the
               Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

          (vi) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease,

                                       2-7

               which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

          (vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Maturity Date of the related Mortgage Loan;

          (viii) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses
               (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as
               commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

          (ix) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged
               Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

          (x)  Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

          18. Escrow Deposits. All escrow deposits and payments relating to each
Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

          19. LTV Ratio. The gross proceeds of each Mortgage Loan to the related
Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event

                                       2-8

the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such
Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section
1.860G-2(a)(1)(ii)).

          20. Mortgage Loan Modifications. Any Mortgage Loan that was
"significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i)
of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

          21. Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage
Loan.

          22. No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title
Policy referred to herein.

          23. Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws and any other applicable material laws in effect at its date of origination.

          24. Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

          25. Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a predetermined or objectively determinable release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the

                                       2-9

meaning of Treas. Reg. Section 1.1001-3 and (b) would not cause such Mortgage
Loan to fail to be a "qualified mortgage" within the meaning of Section
860G(a)(3)(A) of the Code.

          26. No Equity Participation or Contingent Interest. No Mortgage Loan
contains any equity participation by the lender or shared appreciation feature or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment
Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property. Neither the Seller nor any affiliate thereof has any obligation to make a capital contribution to the
Mortgagor under the Mortgage Loan or otherwise.

          27. No Material Default. There exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller.

          28. Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related
Mortgage Loan.

          29. Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged
Property is located, the improvements located on or forming part of each
Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related
Mortgage Loan by the Seller hereunder.

          30. Junior Liens. None of the Mortgage Loans permits the related
Mortgaged Property to be encumbered by any lien (other than a Permitted
Encumbrance) junior to or of equal priority with the lien of the related
Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The
Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

          31. Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related
Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

                                      2-10

          32. Servicing. The servicing and collection practices used by the
Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

          33. Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related
Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated.

          34. Assisted Living Facility Regulation. If the Mortgaged Property is
operated as an assisted living facility, to the Seller's knowledge (a) the related Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property and (b) if the operator of the Mortgaged Property participates in Medicare or
Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

          35. Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the
Purchaser.

          36. Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

          37. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

                                      2-11

          38. Non-Recourse Exceptions. The Mortgage Loan documents for each
Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person
(and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds, condemnation awards and breaches of the environmental covenants in the
Mortgage Loan documents.

          39. Defeasance and Assumption Costs. The related Mortgage Loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged
Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage
Loan.

          40. Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended)
or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

          41. Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted "customary prepayment penalties" within the meaning of
Treasury Regulation Section 1.860G-1(b)(2).

          42. Terrorism Insurance. With respect to each Mortgage Loan that has a principal balance as of the Cut-off Date that is greater than or equal to
$17,500,000, the related all risk insurance policy and business interruption policy do not specifically exclude Acts of Terrorism, as defined in the
Terrorism Risk Insurance Act of 2002, from coverage, or if such coverage is excluded, is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, do not, as of the date hereof, specifically exclude Acts of Terrorism from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each of the
Mortgage Loans, the related Mortgage Loan documents do not waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on
Schedule A.

          43. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulation
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulation
Sections 1.860G-2(a)(3) and 1.860G-2(f)(2) that treat a defective obligation as a qualified mortgage, or any substantially similar provision).

                                      2-12

          44. No Fraud in Origination. A court of competent jurisdiction will not find, in a final non-appealable judgment, that an employee of Seller actively participated with the Borrower in any intentional fraud in connection with the origination of the Mortgage Loan. To the Seller's knowledge, no
Borrower is guilty of defrauding or making an intentional material misrepresentation to Seller in connection with the origination of the Mortgage
Loan.

          45. Foreclosure Property. The Seller is not selling any Mortgage Loan as part of a plan to transfer the underlying Mortgaged Property to the
Purchaser, and the Seller does not know or, to the Seller's knowledge, have reason to know that any Mortgage Loan will default. The representations in this paragraph 45 are being made solely for the purpose of determining whether the
Mortgaged Property, if acquired by the Trust, would qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, and may not be relied upon or used for any other purpose. Such representations shall not be construed as a guarantee to any degree that defaults or losses will not occur.

          46. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots containing no other property, or is subject to an endorsement under the related Title Policy insuring same, or an application for the creation of separate tax lots complying in all respects with the applicable laws and requirements of the applicable governing authority has been made and approved by the applicable governing authority and such tax lots shall be effective for the next tax year.

                                      2-13

                                   SCHEDULE A

                  Exceptions to Representations and Warranties

                                   SCHEDULE B

     List of Mortgagors that are Third-Party Beneficiaries Under Section 5.2

                                   SCHEDULE C

  LIST OF MORTGAGE LOANS SUBJECT TO SECURED CREDITOR IMPAIRED PROPERTY POLICIES

                                       3-1

                                    EXHIBIT 3
                               PRICING FORMULATION

                                       3-1

                                    EXHIBIT 4
                                  BILL OF SALE

          1. Parties. The parties to this Bill of Sale are the following:

               Seller:    Wells Fargo Bank, National Association
               Purchaser: Morgan Stanley Capital I Inc.

          2. Sale. For value received, Seller hereby conveys to Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan
Purchase Agreement, dated as of July 29, 2005 (the "Mortgage Loan Purchase
Agreement"), between Seller and Purchaser and all of the following property:

          (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage
     Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

          (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a)
     above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

          (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

          3. Purchase Price. The amount and other consideration set forth on
Exhibit 3 to the Mortgage Loan Purchase Agreement.

          4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                       4-1

          IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of
Sale to be duly executed and delivered on this 29th day of July, 2005.

SELLER:                                 WELLS FARGO BANK, NATIONAL ASSOCIATION

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

PURCHASER:                              MORGAN STANLEY CAPITAL I INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT 5
                        FORM OF LIMITED POWER OF ATTORNEY

                                       4-1

                                   EXHIBIT K-4

               FORM OF MORTGAGE LOAN PURCHASE AGREEMENT (SUNTRUST)

================================================================================

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                                  SUNTRUST BANK
                                    as Seller

                                       and

                          MORGAN STANLEY CAPITAL I INC.
                                  as Purchaser

                            Dated as of July 29, 2005

================================================================================

5.    REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES

Exhibit 1   Mortgage Loan Schedule
Exhibit 2   Representations and Warranties
Exhibit 3   Pricing Formulation
Exhibit 4   Bill of Sale
Exhibit 5   Power of Attorney

                             Index of Defined Terms

Affected Loan(s)..............................................................16
Agreement......................................................................1
Certificate Purchase Agreement.................................................1
Certificates...................................................................1
Closing Date...................................................................2
Collateral Information........................................................10
Crossed Mortgage Loans........................................................16
Defective Mortgage Loan.......................................................16
Final Judicial Determination..................................................18
Indemnification Agreement.....................................................12
Initial Purchaser..............................................................1
Material Breach...............................................................15
Material Document Defect......................................................15
Memorandum.....................................................................1
Mortgage File..................................................................3
Mortgage Loan Schedule.........................................................2
Mortgage Loans.................................................................1
Officer's Certificate..........................................................6
Pooling and Servicing Agreement................................................1
Private Certificates...........................................................1
Prospectus Supplement..........................................................1
Public Certificates............................................................1
Purchaser......................................................................1
Repurchased Loan..............................................................16
Seller.........................................................................1
Special Servicer...............................................................1
Trust..........................................................................1
Trustee........................................................................1
Underwriters...................................................................1
Underwriting Agreement.........................................................1

                                       i

                        MORTGAGE LOAN PURCHASE AGREEMENT
                                (SUNTRUST LOANS)

          Mortgage Loan Purchase Agreement ("Agreement"), dated as of July 29,
2005, between SunTrust Bank (the "Seller"), and Morgan Stanley Capital I Inc.
(the "Purchaser").

          Seller agrees to sell and Purchaser agrees to purchase certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. Purchaser will convey the Mortgage Loans to a trust (the "Trust")
created pursuant to a Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), to be dated as of August 1, 2005, between Purchaser, as depositor, Prudential Asset Resources, Inc., as a master servicer, Wells Fargo
Bank, National Association, as a master servicer, CWCapital Asset Management
LLC, as special servicer (the "Special Servicer"), LaSalle Bank National
Association, as trustee (the "Trustee"), ABN AMRO Bank N.V., as fiscal agent, and Wells Fargo Bank, National Association, as paying agent and certificate registrar. In exchange for the Mortgage Loans, the Trust will issue to the
Depositor pass-through certificates to be known as Morgan Stanley Capital I
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6 (the
"Certificates"). The Certificates will be issued pursuant to the Pooling and
Servicing Agreement.

          Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The term
"Master Servicer" as used herein shall mean Wells Fargo Bank, National
Association in its capacity as a master servicer under the Pooling and Servicing
Agreement unless otherwise specified.

          The Class A-1, Class A-1A, Class A-2A, Class A-2B, Class A-AB, Class
A-3, Class A-4A, Class A-4B, Class X-2, Class A-J, Class B, Class C, Class D,
Class E and Class F Certificates (the "Public Certificates") will be sold by
Purchaser to Morgan Stanley & Co. Incorporated, Banc of America Securities LLC,
Greenwich Capital Markets, Inc. and SunTrust Capital Markets, Inc. (the
"Underwriters"), pursuant to an Underwriting Agreement, between Purchaser and the Underwriters, dated July 29, 2005 (the "Underwriting Agreement"), and the
Class X-1, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class
N, Class O, Class P, Class Q, Class S, Class T, Class R-I, Class R-II and Class
R-III Certificates (the "Private Certificates") will be sold by Purchaser to
Morgan Stanley & Co. Incorporated (the "Initial Purchaser") pursuant to a
Certificate Purchase Agreement, between Purchaser and the Initial Purchaser, dated July 29, 2005 (the "Certificate Purchase Agreement"). The Underwriters
will offer the Public Certificates for sale publicly pursuant to a Prospectus dated June 7, 2005, as supplemented by a Prospectus Supplement dated July 29,
2005 (together with the Prospectus, the "Prospectus Supplement"), and the
Initial Purchaser will offer the Private Certificates for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum dated July 29, 2005 (the "Memorandum").

          In consideration of the mutual agreements contained herein, Seller and
Purchaser hereby agree as follows:

                                       1

XLIX. AGREEMENT TO PURCHASE.

A. SELLER AGREES TO SELL, AND PURCHASER AGREES TO PURCHASE, ON A SERVICING
RELEASED BASIS, THE MORTGAGE LOANS IDENTIFIED ON THE SCHEDULE (THE "MORTGAGE
LOAN SCHEDULE") ANNEXED HERETO AS EXHIBIT 1, AS SUCH SCHEDULE MAY BE AMENDED TO
REFLECT THE ACTUAL MORTGAGE LOANS ACCEPTED BY PURCHASER PURSUANT TO THE TERMS
HEREOF. THE CUT-OFF DATE WITH RESPECT TO THE MORTGAGE LOANS IS AUGUST 1, 2005.
THE MORTGAGE LOANS WILL HAVE AN AGGREGATE PRINCIPAL BALANCE AS OF THE CLOSE OF
BUSINESS ON THE CUT-OFF DATE, AFTER GIVING EFFECT TO ANY PAYMENTS DUE ON OR
BEFORE SUCH DATE, WHETHER OR NOT RECEIVED, OF $41,633,786. THE SALE OF THE
MORTGAGE LOANS SHALL TAKE PLACE ON AUGUST 11, 2005 OR SUCH OTHER DATE AS SHALL
BE MUTUALLY ACCEPTABLE TO THE PARTIES HERETO (THE "CLOSING DATE"). THE PURCHASE
PRICE TO BE PAID BY PURCHASER FOR THE MORTGAGE LOANS SHALL EQUAL THE AMOUNT SET
FORTH AS SUCH PURCHASE PRICE ON EXHIBIT 3 HERETO. THE PURCHASE PRICE SHALL BE
PAID TO SELLER BY WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS ON THE CLOSING
DATE.

B. ON THE CLOSING DATE, PURCHASER WILL ASSIGN TO THE TRUSTEE PURSUANT TO THE
POOLING AND SERVICING AGREEMENT ALL OF ITS RIGHT, TITLE AND INTEREST IN AND TO
THE MORTGAGE LOANS AND ITS RIGHTS UNDER THIS AGREEMENT (TO THE EXTENT SET FORTH
IN SECTION 14), AND THE TRUSTEE SHALL SUCCEED TO SUCH RIGHT, TITLE AND INTEREST
IN AND TO THE MORTGAGE LOANS AND PURCHASER'S RIGHTS UNDER THIS AGREEMENT (TO THE
EXTENT SET FORTH IN SECTION 14).

L. CONVEYANCE OF MORTGAGE LOANS.

A. EFFECTIVE AS OF THE CLOSING DATE, SUBJECT ONLY TO RECEIPT OF THE
CONSIDERATION REFERRED TO IN SECTION 1 HEREOF AND THE SATISFACTION OF THE
CONDITIONS SPECIFIED IN SECTIONS 6 AND 7 HEREOF, SELLER DOES HEREBY TRANSFER,
ASSIGN, SET OVER AND OTHERWISE CONVEY TO PURCHASER, WITHOUT RECOURSE, EXCEPT AS
SPECIFICALLY PROVIDED HEREIN ALL THE RIGHT, TITLE AND INTEREST OF SELLER, WITH
THE UNDERSTANDING THAT A SERVICING RIGHTS PURCHASE AND SALE AGREEMENT, DATED
AUGUST 1, 2005, WILL BE EXECUTED BY SELLER AND THE MASTER SERVICER, IN AND TO
THE MORTGAGE LOANS IDENTIFIED ON THE MORTGAGE LOAN SCHEDULE AS OF THE CLOSING
DATE. THE MORTGAGE LOAN SCHEDULE, AS IT MAY BE AMENDED FROM TIME TO TIME ON OR
PRIOR TO THE CLOSING DATE, SHALL CONFORM TO THE REQUIREMENTS OF THIS AGREEMENT
AND THE POOLING AND SERVICING AGREEMENT. IN CONNECTION WITH SUCH TRANSFER AND
ASSIGNMENT, SELLER SHALL DELIVER TO OR ON BEHALF OF THE TRUSTEE, ON BEHALF OF
PURCHASER, ON OR PRIOR TO THE CLOSING DATE, THE MORTGAGE NOTE (AS DESCRIBED IN
CLAUSE 2.2.1 HEREOF) FOR EACH MORTGAGE LOAN AND ON OR PRIOR TO THE FIFTH
BUSINESS DAY AFTER THE CLOSING DATE, FIVE LIMITED

                                       2

POWERS OF ATTORNEY SUBSTANTIALLY IN THE FORM ATTACHED HERETO AS EXHIBIT 5 IN
FAVOR OF THE TRUSTEE AND THE SPECIAL SERVICER TO EMPOWER THE TRUSTEE AND, IN THE
EVENT OF THE FAILURE OR INCAPACITY OF THE TRUSTEE, THE SPECIAL SERVICER, TO
SUBMIT FOR RECORDING, AT THE EXPENSE OF SELLER, ANY MORTGAGE LOAN DOCUMENTS
REQUIRED TO BE RECORDED AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT AND
ANY INTERVENING ASSIGNMENTS WITH EVIDENCE OF RECORDING THEREON THAT ARE REQUIRED
TO BE INCLUDED IN THE MORTGAGE FILES (SO LONG AS ORIGINAL COUNTERPARTS HAVE
PREVIOUSLY BEEN DELIVERED TO THE TRUSTEE). SELLER AGREES TO REASONABLY COOPERATE
WITH THE TRUSTEE AND THE SPECIAL SERVICER IN CONNECTION WITH ANY ADDITIONAL
POWERS OF ATTORNEY OR REVISIONS THERETO THAT ARE REQUESTED BY SUCH PARTIES FOR
PURPOSES OF SUCH RECORDATION. THE PARTIES HERETO AGREE THAT NO SUCH POWER OF
ATTORNEY SHALL BE USED WITH RESPECT TO ANY MORTGAGE LOAN BY OR UNDER
AUTHORIZATION BY ANY PARTY HERETO EXCEPT TO THE EXTENT THAT THE ABSENCE OF A
DOCUMENT DESCRIBED IN THE SECOND PRECEDING SENTENCE WITH RESPECT TO SUCH
MORTGAGE LOAN REMAINS UNREMEDIED AS OF THE EARLIER OF (I) THE DATE THAT IS 180
DAYS FOLLOWING THE DELIVERY OF NOTICE OF SUCH ABSENCE TO SELLER, BUT IN NO EVENT
EARLIER THAN 18 MONTHS FROM THE CLOSING DATE, AND (II) THE DATE (IF ANY) ON
WHICH SUCH MORTGAGE LOAN BECOMES A SPECIALLY SERVICED MORTGAGE LOAN. THE TRUSTEE
SHALL SUBMIT SUCH DOCUMENTS, AT SELLER'S EXPENSE, AFTER THE PERIODS SET FORTH
ABOVE, PROVIDED, HOWEVER, THE TRUSTEE SHALL NOT SUBMIT SUCH ASSIGNMENTS FOR
RECORDING IF SELLER PRODUCES EVIDENCE THAT IT HAS SENT ANY SUCH ASSIGNMENT FOR
RECORDING AND CERTIFIES THAT SELLER IS AWAITING ITS RETURN FROM THE APPLICABLE
RECORDING OFFICE. IN ADDITION, NOT LATER THAN THE 30TH DAY FOLLOWING THE CLOSING
DATE, SELLER SHALL DELIVER TO OR ON BEHALF OF THE TRUSTEE EACH OF THE REMAINING
DOCUMENTS OR INSTRUMENTS SPECIFIED IN SECTION 2.2 HEREOF (WITH SUCH EXCEPTIONS
AS ARE PERMITTED BY THIS SECTION 2) WITH RESPECT TO EACH MORTGAGE LOAN (EACH, A
"MORTGAGE FILE"). (SELLER ACKNOWLEDGES THAT THE TERM "WITHOUT RECOURSE" DOES NOT
MODIFY THE DUTIES OF SELLER UNDER SECTION 5 HEREOF.)

B. ALL MORTGAGE FILES, OR PORTIONS THEREOF, DELIVERED PRIOR TO THE CLOSING DATE
ARE TO BE HELD BY OR ON BEHALF OF THE TRUSTEE IN ESCROW ON BEHALF OF SELLER AT
ALL TIMES PRIOR TO THE CLOSING DATE. THE MORTGAGE FILES SHALL BE RELEASED FROM
ESCROW UPON CLOSING OF THE SALE OF THE MORTGAGE LOANS AND PAYMENTS OF THE
PURCHASE PRICE THEREFOR AS CONTEMPLATED HEREBY. THE MORTGAGE FILE FOR EACH
MORTGAGE LOAN SHALL CONTAIN THE FOLLOWING DOCUMENTS:

     1. THE ORIGINAL MORTGAGE NOTE BEARING ALL INTERVENING ENDORSEMENTS,
ENDORSED "PAY TO THE ORDER OF LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR
MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2005-HQ6,

                                       3

WITHOUT RECOURSE, REPRESENTATION OR WARRANTY" OR IF THE ORIGINAL MORTGAGE NOTE
IS NOT INCLUDED THEREIN, THEN A LOST NOTE AFFIDAVIT, WITH A COPY OF THE MORTGAGE
NOTE ATTACHED THERETO;

     2. THE ORIGINAL MORTGAGE, WITH EVIDENCE OF RECORDING THEREON, AND, IF THE
MORTGAGE WAS EXECUTED PURSUANT TO A POWER OF ATTORNEY, A CERTIFIED TRUE COPY OF
THE POWER OF ATTORNEY CERTIFIED BY THE PUBLIC RECORDER'S OFFICE, WITH EVIDENCE
OF RECORDING THEREON (IF RECORDING IS CUSTOMARY IN THE JURISDICTION IN WHICH
SUCH POWER OF ATTORNEY WAS EXECUTED), OR CERTIFIED BY A TITLE INSURANCE COMPANY
OR ESCROW COMPANY TO BE A TRUE COPY THEREOF; PROVIDED THAT IF SUCH ORIGINAL
MORTGAGE CANNOT BE DELIVERED WITH EVIDENCE OF RECORDING THEREON ON OR PRIOR TO
THE 45TH DAY FOLLOWING THE CLOSING DATE BECAUSE OF A DELAY CAUSED BY THE PUBLIC
RECORDING OFFICE WHERE SUCH ORIGINAL MORTGAGE HAS BEEN DELIVERED FOR RECORDATION
OR BECAUSE SUCH ORIGINAL MORTGAGE HAS BEEN LOST, SELLER SHALL DELIVER OR CAUSE
TO BE DELIVERED TO THE TRUSTEE A TRUE AND CORRECT COPY OF SUCH MORTGAGE,
TOGETHER WITH (I) IN THE CASE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE,
AN OFFICER'S CERTIFICATE (AS DEFINED BELOW) OF SELLER STATING THAT SUCH ORIGINAL
MORTGAGE HAS BEEN SENT TO THE APPROPRIATE PUBLIC RECORDING OFFICIAL FOR
RECORDATION OR (II) IN THE CASE OF AN ORIGINAL MORTGAGE THAT HAS BEEN LOST AFTER
RECORDATION, A CERTIFICATION BY THE APPROPRIATE COUNTY RECORDING OFFICE WHERE
SUCH MORTGAGE IS RECORDED THAT SUCH COPY IS A TRUE AND COMPLETE COPY OF THE
ORIGINAL RECORDED MORTGAGE;

     3. THE ORIGINALS OF ALL AGREEMENTS MODIFYING A MONEY TERM OR OTHER MATERIAL
MODIFICATION, CONSOLIDATION AND EXTENSION AGREEMENTS, IF ANY, WITH EVIDENCE OF
RECORDING THEREON, OR IF ANY SUCH ORIGINAL MODIFICATION, CONSOLIDATION OR
EXTENSION AGREEMENT HAS BEEN DELIVERED TO THE APPROPRIATE RECORDING OFFICE FOR
RECORDATION AND EITHER HAS NOT YET BEEN RETURNED ON OR PRIOR TO THE 45TH DAY
FOLLOWING THE CLOSING DATE WITH EVIDENCE OF RECORDATION THEREON OR HAS BEEN LOST
AFTER RECORDATION, A TRUE COPY OF SUCH MODIFICATION, CONSOLIDATION OR EXTENSION
CERTIFIED BY SELLER TOGETHER WITH (I) IN THE CASE OF A DELAY CAUSED BY THE
PUBLIC RECORDING OFFICE, AN OFFICER'S CERTIFICATE OF SELLER STATING THAT SUCH
ORIGINAL MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT HAS BEEN DISPATCHED
OR SENT TO THE APPROPRIATE PUBLIC RECORDING OFFICIAL FOR RECORDATION OR (II) IN
THE CASE OF AN ORIGINAL MODIFICATION, CONSOLIDATION OR EXTENSION AGREEMENT THAT
HAS BEEN LOST AFTER RECORDATION, A CERTIFICATION BY THE APPROPRIATE COUNTY
RECORDING OFFICE WHERE SUCH DOCUMENT IS RECORDED THAT SUCH COPY IS A TRUE AND
COMPLETE COPY OF THE ORIGINAL RECORDED MODIFICATION, CONSOLIDATION OR EXTENSION
AGREEMENT, AND THE ORIGINALS OF ALL ASSUMPTION AGREEMENTS, IF ANY;

                                       4

     4. AN ORIGINAL ASSIGNMENT OF MORTGAGE FOR EACH MORTGAGE LOAN, IN FORM AND
SUBSTANCE ACCEPTABLE FOR RECORDING, SIGNED BY THE HOLDER OF RECORD IN FAVOR OF
"LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL I
INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-HQ6," PROVIDED,
IF THE RELATED MORTGAGE HAS BEEN RECORDED IN THE NAME OF MORTGAGE ELECTRONIC
REGISTRATION SYSTEMS, INC. ("MERS") OR ITS DESIGNEE, NO SUCH ASSIGNMENTS WILL BE
REQUIRED TO BE SUBMITTED FOR RECORDING OR FILING AND INSTEAD, SELLER SHALL TAKE
ALL ACTIONS AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE OWNER OF
THE RELATED MORTGAGE ON THE RECORD OF MERS FOR PURPOSES OF THE SYSTEM OF
RECORDING TRANSFERS OF BENEFICIAL OWNERSHIP OF MORTGAGES MAINTAINED BY MERS AND
SHALL DELIVER TO THE SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE TRUSTEE IS
SHOWN AS THE OWNER ON THE RECORD OF MERS;

     5. ORIGINALS OF ALL INTERVENING ASSIGNMENTS OF MORTGAGE (EXCEPT WITH
RESPECT TO ANY MORTGAGE THAT HAS BEEN RECORDED IN THE NAME OF MERS OR ITS
DESIGNEES), IF ANY, WITH EVIDENCE OF RECORDING THEREON OR, IF SUCH ORIGINAL
ASSIGNMENTS OF MORTGAGE HAVE BEEN DELIVERED TO THE APPROPRIATE RECORDER'S OFFICE
FOR RECORDATION, CERTIFIED TRUE COPIES OF SUCH ASSIGNMENTS OF MORTGAGE CERTIFIED
BY SELLER, OR IN THE CASE OF AN ORIGINAL BLANKET INTERVENING ASSIGNMENT OF
MORTGAGE RETAINED BY SELLER, A COPY THEREOF CERTIFIED BY SELLER OR, IF ANY
ORIGINAL INTERVENING ASSIGNMENT OF MORTGAGE HAS NOT YET BEEN RETURNED ON OR
PRIOR TO THE 45TH DAY FOLLOWING THE CLOSING DATE FROM THE APPLICABLE RECORDING
OFFICE OR HAS BEEN LOST, A TRUE AND CORRECT COPY THEREOF, TOGETHER WITH (I) IN
THE CASE OF A DELAY CAUSED BY THE PUBLIC RECORDING OFFICE, AN OFFICER'S
CERTIFICATE OF SELLER STATING THAT SUCH ORIGINAL INTERVENING ASSIGNMENT OF
MORTGAGE HAS BEEN SENT TO THE APPROPRIATE PUBLIC RECORDING OFFICIAL FOR
RECORDATION OR (II) IN THE CASE OF AN ORIGINAL INTERVENING ASSIGNMENT OF
MORTGAGE THAT HAS BEEN LOST AFTER RECORDATION, A CERTIFICATION BY THE
APPROPRIATE COUNTY RECORDING OFFICE WHERE SUCH ASSIGNMENT IS RECORDED THAT SUCH
COPY IS A TRUE AND COMPLETE COPY OF THE ORIGINAL RECORDED INTERVENING ASSIGNMENT
OF MORTGAGE;

     6. IF THE RELATED ASSIGNMENT OF LEASES IS SEPARATE FROM THE MORTGAGE, THE
ORIGINAL OF SUCH ASSIGNMENT OF LEASES WITH EVIDENCE OF RECORDING THEREON OR, IF
SUCH ASSIGNMENT OF LEASES HAS NOT BEEN RETURNED ON OR PRIOR TO THE 45TH DAY
FOLLOWING THE CLOSING DATE FROM THE APPLICABLE PUBLIC RECORDING OFFICE, A COPY
OF SUCH ASSIGNMENT OF LEASES CERTIFIED BY SELLER TO BE A TRUE AND COMPLETE COPY
OF THE ORIGINAL ASSIGNMENT OF LEASES SUBMITTED FOR RECORDING, TOGETHER WITH (I)
AN ORIGINAL OF EACH ASSIGNMENT OF SUCH ASSIGNMENT OF LEASES WITH EVIDENCE OF
RECORDING THEREON AND SHOWING A COMPLETE RECORDED CHAIN OF ASSIGNMENT FROM THE
NAMED ASSIGNEE TO

                                       5

THE HOLDER OF RECORD, AND IF ANY SUCH ASSIGNMENT OF SUCH ASSIGNMENT OF LEASES
HAS NOT BEEN RETURNED FROM THE APPLICABLE PUBLIC RECORDING OFFICE, A COPY OF
SUCH ASSIGNMENT CERTIFIED BY SELLER TO BE A TRUE AND COMPLETE COPY OF THE
ORIGINAL ASSIGNMENT SUBMITTED FOR RECORDING, AND (II) AN ORIGINAL ASSIGNMENT OF
SUCH ASSIGNMENT OF LEASES, IN RECORDABLE FORM, SIGNED BY THE HOLDER OF RECORD IN
FAVOR OF "LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY
CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-HQ6,"
WHICH ASSIGNMENT MAY BE EFFECTED IN THE RELATED ASSIGNMENT OF MORTGAGE,
PROVIDED, IF THE RELATED MORTGAGE HAS BEEN RECORDED IN THE NAME OF MERS OR ITS
DESIGNEE, NO ASSIGNMENT OF ASSIGNMENT OF LEASES IN FAVOR OF THE TRUSTEE WILL BE
REQUIRED TO BE RECORDED OR DELIVERED AND INSTEAD, SELLER SHALL TAKE ALL ACTIONS
AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE OWNER OF THE RELATED
MORTGAGE ON THE RECORD OF MERS FOR PURPOSES OF THE SYSTEM OF RECORDING TRANSFERS
OF BENEFICIAL OWNERSHIP OF MORTGAGES MAINTAINED BY MERS AND SHALL DELIVER TO THE
SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE TRUSTEE IS SHOWN AS THE OWNER ON
THE RECORD OF MERS;

     7. THE ORIGINAL OR A COPY OF EACH GUARANTY, IF ANY, CONSTITUTING ADDITIONAL
SECURITY FOR THE REPAYMENT OF SUCH MORTGAGE LOAN;

     8. THE ORIGINAL TITLE INSURANCE POLICY, OR IN THE EVENT SUCH ORIGINAL TITLE
INSURANCE POLICY HAS NOT BEEN ISSUED, AN ORIGINAL BINDER OR ACTUAL TITLE
COMMITMENT OR A COPY THEREOF CERTIFIED BY THE TITLE COMPANY WITH THE ORIGINAL
TITLE INSURANCE POLICY TO FOLLOW WITHIN 180 DAYS OF THE CLOSING DATE OR A
PRELIMINARY TITLE REPORT WITH AN ORIGINAL TITLE INSURANCE POLICY TO FOLLOW
WITHIN 180 DAYS OF THE CLOSING DATE;

     9. (A) UCC FINANCING STATEMENTS (TOGETHER WITH ALL ASSIGNMENTS THEREOF) AND
(B) UCC-2 OR UCC-3 FINANCING STATEMENTS TO THE TRUSTEE EXECUTED AND DELIVERED IN
CONNECTION WITH THE MORTGAGE LOAN, PROVIDED, IF THE RELATED MORTGAGE HAS BEEN
RECORDED IN THE NAME OF MERS OR ITS DESIGNEE, NO SUCH FINANCING STATEMENTS WILL
BE REQUIRED TO BE RECORDED OR DELIVERED AND INSTEAD, SELLER SHALL TAKE ALL
ACTIONS AS ARE NECESSARY TO CAUSE THE TRUSTEE TO BE SHOWN AS THE OWNER OF THE
RELATED MORTGAGE ON THE RECORD OF MERS FOR PURPOSES OF THE SYSTEM OF RECORDING
TRANSFERS OF BENEFICIAL OWNERSHIP OF MORTGAGES MAINTAINED BY MERS AND SHALL
DELIVER TO THE SPECIAL SERVICER EVIDENCE CONFIRMING THAT THE TRUSTEE IS SHOWN AS
THE OWNER ON THE RECORD OF MERS;

     10. COPIES OF THE RELATED GROUND LEASE(S), IF ANY, TO ANY MORTGAGE LOAN
WHERE THE MORTGAGOR IS THE LESSEE UNDER SUCH

                                       6

GROUND LEASE AND THERE IS A LIEN IN FAVOR OF THE MORTGAGEE IN SUCH LEASE;

     11. COPIES OF ANY LOAN AGREEMENTS, LOCK-BOX AGREEMENTS AND INTERCREDITOR
AGREEMENTS (INCLUDING, WITHOUT LIMITATION, ANY INTERCREDITOR AGREEMENT, AND A
COPY (THAT IS, NOT THE ORIGINAL) OF THE MORTGAGE NOTE EVIDENCING THE RELATED B
NOTE), IF ANY, RELATED TO ANY MORTGAGE LOAN;

     12. EITHER (A) THE ORIGINAL OF EACH LETTER OF CREDIT, IF ANY, CONSTITUTING
ADDITIONAL COLLATERAL FOR SUCH MORTGAGE LOAN, WHICH SHALL BE ASSIGNED AND
DELIVERED TO THE TRUSTEE ON BEHALF OF THE TRUST WITH A COPY TO BE HELD BY THE
MASTER SERVICER, AND APPLIED, DRAWN, REDUCED OR RELEASED IN ACCORDANCE WITH
DOCUMENTS EVIDENCING OR SECURING THE APPLICABLE MORTGAGE LOAN, THE POOLING AND
SERVICING AGREEMENT OR (B) THE ORIGINAL OF EACH LETTER OF CREDIT, IF ANY,
CONSTITUTING ADDITIONAL COLLATERAL FOR SUCH MORTGAGE LOAN, WHICH SHALL BE HELD
BY THE MASTER SERVICER ON BEHALF OF THE TRUSTEE, WITH A COPY TO BE HELD BY THE
TRUSTEE, AND APPLIED, DRAWN, REDUCED OR RELEASED IN ACCORDANCE WITH DOCUMENTS
EVIDENCING OR SECURING THE APPLICABLE MORTGAGE LOAN, THE POOLING AND SERVICING
AGREEMENT (IT BEING UNDERSTOOD THAT SELLER HAS AGREED (A) THAT THE PROCEEDS OF
SUCH LETTER OF CREDIT BELONG TO THE TRUST, (B) TO NOTIFY, ON OR BEFORE THE
CLOSING DATE, THE BANK ISSUING THE LETTER OF CREDIT THAT THE LETTER OF CREDIT
AND THE PROCEEDS THEREOF BELONG TO THE TRUST, AND TO USE REASONABLE EFFORTS TO
OBTAIN WITHIN 30 DAYS (BUT IN ANY EVENT TO OBTAIN WITHIN 90 DAYS) FOLLOWING THE
CLOSING DATE, AN ACKNOWLEDGEMENT THEREOF BY THE BANK (WITH A COPY OF SUCH
ACKNOWLEDGEMENT TO BE SENT TO THE TRUSTEE) AND (C) TO INDEMNIFY THE TRUST FOR
ANY LIABILITIES, CHARGES, COSTS, FEES OR OTHER EXPENSES ACCRUING FROM THE
FAILURE OF SELLER TO ASSIGN THE LETTER OF CREDIT HEREUNDER). IN THE CASE OF
CLAUSE (B) ABOVE, ANY LETTER OF CREDIT HELD BY THE MASTER SERVICER SHALL BE HELD
IN ITS CAPACITY AS AGENT OF THE TRUST, AND IF THE MASTER SERVICER SELLS ITS
RIGHTS TO SERVICE THE APPLICABLE MORTGAGE LOAN, THE MASTER SERVICER HAS AGREED
TO ASSIGN THE APPLICABLE LETTER OF CREDIT TO THE TRUST OR AT THE DIRECTION OF
THE SPECIAL SERVICER TO SUCH PARTY AS THE SPECIAL SERVICER MAY INSTRUCT, IN EACH
CASE, AT THE EXPENSE OF THE MASTER SERVICER. THE MASTER SERVICER HAS AGREED TO
INDEMNIFY THE TRUST FOR ANY LOSS CAUSED BY THE INEFFECTIVENESS OF SUCH
ASSIGNMENT;

     13. THE ORIGINAL ENVIRONMENTAL INDEMNITY AGREEMENT, IF ANY, RELATED TO ANY
MORTGAGE LOAN;

     14. COPIES OF THIRD-PARTY MANAGEMENT AGREEMENTS FOR ALL HOTELS AND FOR SUCH
OTHER MORTGAGED PROPERTIES SECURING MORTGAGE

                                       7

LOANS WITH A CUT-OFF DATE PRINCIPAL BALANCE EQUAL TO OR GREATER THAN
$20,000,000;

     15. ANY ENVIRONMENTAL INSURANCE POLICY; AND

     16. ANY AFFIDAVIT AND INDEMNIFICATION AGREEMENT.

          The original of each letter of credit referred to in clause 2.2.12 above shall be delivered to the Master Servicer or the Trustee (as the case may
be) within 45 days of the Closing Date. In addition, a copy of any ground lease shall be delivered to the Master Servicer within 30 days of the Closing Date.
Any failure to deliver any ground lease shall constitute a document defect.

"Officer's Certificate" shall mean a certificate signed by one or more of the
Chairman of the Board, any Vice Chairman, the President, any Senior Vice
President, any Vice President, any Assistant Vice President, any Treasurer or
any Assistant Treasurer.

C. THE ASSIGNMENTS OF MORTGAGE AND ASSIGNMENT OF ASSIGNMENT OF LEASES REFERRED
TO IN SECTIONS 2.2.4 AND 2.2.6 MAY BE IN THE FORM OF A SINGLE INSTRUMENT
ASSIGNING THE MORTGAGE AND THE ASSIGNMENT OF LEASES TO THE EXTENT PERMITTED BY
APPLICABLE LAW. TO AVOID THE UNNECESSARY EXPENSE AND ADMINISTRATIVE
INCONVENIENCE ASSOCIATED WITH THE EXECUTION AND RECORDING OR FILING OF MULTIPLE
ASSIGNMENTS OF MORTGAGES, ASSIGNMENTS OF LEASES (TO THE EXTENT SEPARATE FROM THE
MORTGAGES) AND ASSIGNMENTS OF UCC FINANCING STATEMENTS, SELLER SHALL EXECUTE, IN
ACCORDANCE WITH THE THIRD SUCCEEDING PARAGRAPH, THE ASSIGNMENTS OF MORTGAGES,
THE ASSIGNMENTS OF LEASES (TO THE EXTENT SEPARATE FROM THE MORTGAGES) AND THE
ASSIGNMENTS OF UCC FINANCING STATEMENTS RELATING TO
THE MORTGAGE LOANS NAMING THE TRUSTEE ON BEHALF OF THE CERTIFICATEHOLDERS AS
ASSIGNEE. NOTWITHSTANDING THE FACT THAT SUCH ASSIGNMENTS OF MORTGAGES,
ASSIGNMENTS OF LEASES (TO THE EXTENT SEPARATE FROM THE ASSIGNMENTS OF MORTGAGES)
AND ASSIGNMENTS OF UCC FINANCING STATEMENTS SHALL NAME THE TRUSTEE ON BEHALF OF
THE CERTIFICATEHOLDERS AS THE ASSIGNEE, THE PARTIES HERETO ACKNOWLEDGE AND AGREE
THAT THE MORTGAGE LOANS SHALL FOR ALL PURPOSES BE DEEMED TO HAVE BEEN
TRANSFERRED FROM SELLER TO PURCHASER AND FROM PURCHASER TO THE TRUSTEE ON BEHALF
OF THE CERTIFICATEHOLDERS.

D. IF SELLER CANNOT DELIVER, OR CAUSE TO BE DELIVERED, AS TO ANY MORTGAGE LOAN,
ANY OF THE DOCUMENTS AND/OR INSTRUMENTS REFERRED TO IN SECTIONS 2.2.2, 2.2.3,
2.2.5 OR 2.2.6, WITH EVIDENCE OF RECORDING THEREON, SOLELY BECAUSE OF A DELAY
CAUSED BY THE PUBLIC RECORDING OFFICE WHERE SUCH DOCUMENT OR INSTRUMENT HAS BEEN
DELIVERED FOR RECORDATION WITHIN SUCH 45 DAY PERIOD, BUT SELLER DELIVERS A
PHOTOCOPY THEREOF (CERTIFIED BY THE APPROPRIATE COUNTY RECORDER'S OFFICE TO BE A
TRUE AND COMPLETE COPY OF THE ORIGINAL THEREOF

                                       8

SUBMITTED FOR RECORDING), TO THE TRUSTEE WITHIN SUCH 45 DAY PERIOD, SELLER SHALL
THEN DELIVER WITHIN 90 DAYS AFTER THE CLOSING DATE THE RECORDED DOCUMENT (OR
WITHIN SUCH LONGER PERIOD AFTER THE CLOSING DATE AS THE TRUSTEE MAY CONSENT TO,
WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD SO LONG AS SELLER IS, AS
CERTIFIED IN WRITING TO THE TRUSTEE NO LESS OFTEN THAN MONTHLY, IN GOOD FAITH
ATTEMPTING TO OBTAIN FROM THE APPROPRIATE COUNTY RECORDER'S OFFICE SUCH ORIGINAL
OR PHOTOCOPY).

E. THE TRUSTEE, AS ASSIGNEE OR TRANSFEREE OF PURCHASER, SHALL BE ENTITLED TO ALL
SCHEDULED PAYMENTS OF PRINCIPAL DUE THEREON AFTER THE CUT-OFF DATE, ALL OTHER
PAYMENTS OF PRINCIPAL COLLECTED AFTER THE CUT-OFF DATE (OTHER THAN SCHEDULED
PAYMENTS OF PRINCIPAL DUE ON OR BEFORE THE CUT-OFF DATE), AND ALL PAYMENTS OF
INTEREST ON THE MORTGAGE LOANS ALLOCABLE TO THE PERIOD COMMENCING ON THE CUT-OFF
DATE. ALL SCHEDULED PAYMENTS OF PRINCIPAL AND INTEREST DUE ON OR BEFORE THE
CUT-OFF DATE AND COLLECTED AFTER THE CUT-OFF DATE SHALL BELONG TO SELLER.

F. WITHIN 45 DAYS FOLLOWING THE CLOSING DATE, SELLER SHALL DELIVER AND
PURCHASER, THE TRUSTEE OR THE AGENTS OF EITHER MAY SUBMIT OR CAUSE TO BE
SUBMITTED FOR RECORDATION AT THE EXPENSE OF SELLER, IN THE APPROPRIATE PUBLIC
OFFICE FOR REAL PROPERTY RECORDS, EACH ASSIGNMENT REFERRED TO IN CLAUSES 2.2.4
AND 2.2.6(II) ABOVE. WITHIN 90 DAYS FOLLOWING THE CLOSING DATE, SELLER SHALL
DELIVER AND PURCHASER, THE TRUSTEE OR THE AGENTS OF EITHER MAY SUBMIT OR CAUSE
TO BE SUBMITTED FOR FILING, AT THE EXPENSE OF SELLER, IN THE APPROPRIATE PUBLIC
OFFICE FOR UNIFORM COMMERCIAL CODE FINANCING STATEMENTS, THE ASSIGNMENT REFERRED
TO IN CLAUSE 2.2.1. IF ANY SUCH DOCUMENT OR INSTRUMENT IS LOST OR RETURNED
UNRECORDED OR UNFILED, AS THE CASE MAY BE, BECAUSE OF A DEFECT THEREIN, SELLER
SHALL PREPARE A SUBSTITUTE THEREFOR OR CURE SUCH DEFECT, AND SELLER SHALL, AT
ITS OWN EXPENSE (EXCEPT IN THE CASE OF A DOCUMENT OR INSTRUMENT THAT IS LOST BY
THE TRUSTEE), RECORD OR FILE, AS THE CASE MAY BE, AND DELIVER SUCH DOCUMENT OR
INSTRUMENT IN ACCORDANCE WITH THIS SECTION 2.

G. DOCUMENTS THAT ARE IN THE POSSESSION OF SELLER, ITS AGENTS OR ITS
SUBCONTRACTORS THAT RELATE TO THE MORTGAGE LOANS AND THAT ARE NOT REQUIRED TO BE
DELIVERED TO THE TRUSTEE SHALL BE SHIPPED BY SELLER TO OR AT THE DIRECTION OF
THE MASTER SERVICER, ON BEHALF OF PURCHASER, ON OR PRIOR TO THE 75TH DAY AFTER
THE CLOSING DATE.

H. THE DOCUMENTS REQUIRED TO BE DELIVERED TO THE MASTER SERVICER SHALL INCLUDE,
TO THE EXTENT REQUIRED TO BE (AND ACTUALLY) DELIVERED TO SELLER PURSUANT TO THE
APPLICABLE MORTGAGE LOAN DOCUMENTS, COPIES OF THE FOLLOWING ITEMS: THE MORTGAGE
NOTE, ANY MORTGAGE, THE ASSIGNMENT OF LEASES AND THE ASSIGNMENT OF

                                       9

MORTGAGE, ANY GUARANTY/INDEMNITY AGREEMENT, ANY LOAN AGREEMENT, THE INSURANCE
POLICIES OR CERTIFICATES, AS APPLICABLE, THE PROPERTY INSPECTION REPORTS, ANY
FINANCIAL STATEMENTS ON THE PROPERTY, ANY ESCROW ANALYSIS, THE TAX BILLS, THE
APPRAISAL, THE ENVIRONMENTAL REPORT, THE ENGINEERING REPORT, THE ASSET SUMMARY,
FINANCIAL INFORMATION ON THE BORROWER/SPONSOR AND ANY GUARANTORS, ANY LETTERS OF
CREDIT, ANY INTERCREDITOR AGREEMENT AND ANY ENVIRONMENTAL INSURANCE POLICIES.

I. UPON THE SALE OF THE MORTGAGE LOANS BY SELLER TO PURCHASER PURSUANT TO THIS
AGREEMENT, THE OWNERSHIP OF EACH MORTGAGE NOTE, MORTGAGE AND THE OTHER CONTENTS
OF THE RELATED MORTGAGE FILE SHALL BE VESTED IN PURCHASER AND ITS ASSIGNS, AND
THE OWNERSHIP OF ALL RECORDS AND DOCUMENTS OF THE TYPE SET FORTH IN SECTION 2.8
ABOVE WITH RESPECT TO THE RELATED MORTGAGE LOAN PREPARED BY OR THAT COME INTO
THE POSSESSION OF SELLER SHALL IMMEDIATELY VEST IN PURCHASER AND ITS ASSIGNS,
AND SHALL BE DELIVERED PROMPTLY BY SELLER TO OR ON BEHALF OF EITHER THE TRUSTEE
OR THE MASTER SERVICER AS SET FORTH HEREIN. SELLER'S AND PURCHASER'S RECORDS
SHALL REFLECT THE TRANSFER OF EACH MORTGAGE LOAN FROM SELLER TO PURCHASER AND
ITS ASSIGNS AS A SALE.

J. IT IS THE EXPRESS INTENT OF THE PARTIES HERETO THAT THE CONVEYANCE OF THE
MORTGAGE LOANS AND RELATED PROPERTY TO PURCHASER BY SELLER AS PROVIDED IN THIS
SECTION 2 BE, AND BE CONSTRUED AS, AN ABSOLUTE SALE OF THE MORTGAGE LOANS AND
RELATED PROPERTY. IT IS, FURTHER, NOT THE INTENTION OF THE PARTIES THAT SUCH
CONVEYANCE BE DEEMED A PLEDGE OF THE MORTGAGE LOANS AND RELATED PROPERTY BY
SELLER TO PURCHASER TO SECURE A DEBT OR OTHER OBLIGATION OF SELLER. HOWEVER, IN
THE EVENT THAT, NOTWITHSTANDING THE INTENT OF THE PARTIES, THE MORTGAGE LOANS OR
ANY RELATED PROPERTY ARE HELD TO BE THE PROPERTY OF SELLER, OR IF FOR ANY OTHER
REASON THIS AGREEMENT IS HELD OR DEEMED TO CREATE A SECURITY INTEREST IN THE
MORTGAGE LOANS OR ANY RELATED PROPERTY, THEN:

     1. THIS AGREEMENT SHALL BE DEEMED TO BE A SECURITY AGREEMENT; AND

     2. THE CONVEYANCE PROVIDED FOR IN THIS SECTION 2 SHALL BE DEEMED TO BE A
GRANT BY SELLER TO PURCHASER OF A SECURITY INTEREST IN ALL OF SELLER'S RIGHT,
TITLE, AND INTEREST, WHETHER NOW OWNED OR HEREAFTER ACQUIRED, IN AND TO:

          A. ALL ACCOUNTS, GENERAL INTANGIBLES, CHATTEL PAPER, INSTRUMENTS,
     DOCUMENTS, MONEY, DEPOSIT ACCOUNTS, CERTIFICATES OF DEPOSIT, GOODS, LETTERS
     OF CREDIT, ADVICES OF CREDIT AND INVESTMENT PROPERTY CONSISTING OF, ARISING
     FROM OR RELATING TO

                                       10

     ANY OF THE FOLLOWING PROPERTY: THE MORTGAGE LOANS IDENTIFIED ON THE
     MORTGAGE LOAN SCHEDULE, INCLUDING THE RELATED MORTGAGE NOTES, MORTGAGES,
     SECURITY AGREEMENTS, AND TITLE, HAZARD AND OTHER INSURANCE POLICIES, ALL
     DISTRIBUTIONS WITH RESPECT THERETO PAYABLE AFTER THE CUT-OFF DATE, ALL
     SUBSTITUTE OR REPLACEMENT MORTGAGE LOANS AND ALL DISTRIBUTIONS WITH RESPECT
     THERETO, AND THE MORTGAGE FILES;

          B. ALL ACCOUNTS, GENERAL INTANGIBLES, CHATTEL PAPER, INSTRUMENTS,
     DOCUMENTS, MONEY, DEPOSIT ACCOUNTS, CERTIFICATES OF DEPOSIT, GOODS, LETTERS
     OF CREDIT, ADVICES OF CREDIT, INVESTMENT PROPERTY AND OTHER RIGHTS ARISING
     FROM OR BY VIRTUE OF THE DISPOSITION OF, OR COLLECTIONS WITH RESPECT TO, OR
     INSURANCE PROCEEDS PAYABLE WITH RESPECT TO, OR CLAIMS AGAINST OTHER PERSONS
     WITH RESPECT TO, ALL OR ANY PART OF THE COLLATERAL DESCRIBED IN CLAUSE (A)
     ABOVE (INCLUDING ANY ACCRUED DISCOUNT REALIZED ON LIQUIDATION OF ANY
     INVESTMENT PURCHASED AT A DISCOUNT); AND

          C. ALL CASH AND NON-CASH PROCEEDS OF THE COLLATERAL DESCRIBED IN
     CLAUSES (A) AND (B) ABOVE.

K. THE POSSESSION BY PURCHASER OR ITS DESIGNEE OF THE MORTGAGE NOTES, THE
MORTGAGES, AND SUCH OTHER GOODS, LETTERS OF CREDIT, ADVICES OF CREDIT,
INSTRUMENTS, MONEY, DOCUMENTS, CHATTEL PAPER OR CERTIFICATED SECURITIES SHALL BE
DEEMED TO BE POSSESSION BY THE SECURED PARTY OR POSSESSION BY A PURCHASER FOR
PURPOSES OF PERFECTING THE SECURITY INTEREST PURSUANT TO THE UNIFORM COMMERCIAL
CODE (INCLUDING, WITHOUT LIMITATION, SECTIONS 9-313 THEREOF) AS IN FORCE IN THE
RELEVANT JURISDICTION. NOTWITHSTANDING THE FOREGOING, SELLER MAKES NO
REPRESENTATION OR WARRANTY AS TO THE PERFECTION OF ANY SUCH SECURITY INTEREST.

L. NOTIFICATIONS TO PERSONS HOLDING SUCH PROPERTY, AND ACKNOWLEDGMENTS,
RECEIPTS, OR CONFIRMATIONS FROM PERSONS HOLDING SUCH PROPERTY, SHALL BE DEEMED
TO BE NOTIFICATIONS TO, OR ACKNOWLEDGMENTS, RECEIPTS OR CONFIRMATIONS FROM,
SECURITIES INTERMEDIARIES, BAILEES OR AGENTS OF, OR PERSONS HOLDING FOR,
PURCHASER OR ITS DESIGNEE, AS APPLICABLE, FOR THE PURPOSE OF PERFECTING SUCH
SECURITY INTEREST UNDER APPLICABLE LAW.

M. SELLER SHALL, TO THE EXTENT CONSISTENT WITH THIS AGREEMENT AND UPON REQUEST
BY OR ON BEHALF OF PURCHASER, TAKE SUCH REASONABLE ACTIONS AS MAY BE NECESSARY
TO ENSURE THAT, IF THIS AGREEMENT WERE DEEMED TO CREATE A SECURITY INTEREST IN
THE PROPERTY DESCRIBED ABOVE, SUCH SECURITY INTEREST WOULD BE DEEMED TO BE A
PERFECTED SECURITY INTEREST OF FIRST PRIORITY UNDER APPLICABLE LAW AND WILL BE

                                       11

MAINTAINED AS SUCH THROUGHOUT THE TERM OF THE AGREEMENT. IN SUCH CASE, SELLER
SHALL FILE ALL FILINGS NECESSARY TO MAINTAIN THE EFFECTIVENESS OF ANY ORIGINAL
FILINGS NECESSARY UNDER THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY
JURISDICTION TO PERFECT SUCH SECURITY INTEREST IN SUCH PROPERTY. IN CONNECTION
HEREWITH, PURCHASER SHALL HAVE ALL OF THE RIGHTS AND REMEDIES OF A SECURED PARTY
AND CREDITOR UNDER THE UNIFORM COMMERCIAL CODE AS IN FORCE IN THE RELEVANT
JURISDICTION.

N. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, AND SUBJECT TO
SECTION 2.1, PURCHASER SHALL NOT BE REQUIRED TO PURCHASE ANY MORTGAGE LOAN AS TO
WHICH ANY MORTGAGE NOTE (ENDORSED AS DESCRIBED IN CLAUSE 2.2.1) REQUIRED TO BE
DELIVERED TO OR ON BEHALF OF THE TRUSTEE OR THE MASTER SERVICER PURSUANT TO THIS
SECTION 2 ON OR BEFORE THE CLOSING DATE IS NOT SO DELIVERED, OR IS NOT PROPERLY
EXECUTED OR IS DEFECTIVE ON ITS FACE, AND PURCHASER'S ACCEPTANCE OF THE RELATED
MORTGAGE LOAN ON THE CLOSING DATE SHALL IN NO WAY CONSTITUTE A WAIVER OF SUCH
OMISSION OR DEFECT OR OF PURCHASER'S OR ITS SUCCESSORS' AND ASSIGNS' RIGHTS IN
RESPECT THEREOF PURSUANT TO SECTION 5.

LI. EXAMINATION OF MORTGAGE FILES AND DUE DILIGENCE REVIEW. A. SELLER SHALL (I)
DELIVER TO PURCHASER ON OR BEFORE THE CLOSING DATE A DISKETTE ACCEPTABLE TO
PURCHASER THAT CONTAINS SUCH INFORMATION ABOUT THE MORTGAGE LOANS AS MAY BE
REASONABLY REQUESTED BY PURCHASER, (II) DELIVER TO PURCHASER INVESTOR FILES
(COLLECTIVELY THE "COLLATERAL INFORMATION") WITH RESPECT TO THE ASSETS PROPOSED
TO BE INCLUDED IN THE MORTGAGE POOL AND MADE AVAILABLE AT PURCHASER'S
HEADQUARTERS IN NEW YORK, AND (III) OTHERWISE COOPERATE FULLY WITH PURCHASER IN
ITS EXAMINATION OF THE CREDIT FILES, UNDERWRITING DOCUMENTATION AND MORTGAGE
FILES FOR THE MORTGAGE LOANS AND ITS DUE DILIGENCE REVIEW OF THE MORTGAGE LOANS.
THE FACT THAT PURCHASER HAS CONDUCTED OR HAS FAILED TO CONDUCT ANY PARTIAL OR
COMPLETE EXAMINATION OF THE CREDIT FILES, UNDERWRITING DOCUMENTATION OR MORTGAGE
FILES FOR THE MORTGAGE LOANS SHALL NOT AFFECT THE RIGHT OF PURCHASER OR THE
TRUSTEE TO CAUSE SELLER TO CURE ANY MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH
(EACH AS DEFINED BELOW), OR TO REPURCHASE OR REPLACE THE DEFECTIVE MORTGAGE
LOANS PURSUANT TO SECTION 5 HEREOF.

B. ON OR PRIOR TO THE CLOSING DATE, SELLER SHALL ALLOW REPRESENTATIVES OF ANY OF
PURCHASER, EACH UNDERWRITER, EACH INITIAL PURCHASER, THE TRUSTEE, THE SPECIAL
SERVICER AND EACH RATING AGENCY TO EXAMINE AND AUDIT ALL BOOKS, RECORDS AND
FILES PERTAINING TO THE MORTGAGE LOANS, SELLER'S UNDERWRITING PROCEDURES AND
SELLER'S ABILITY TO PERFORM OR OBSERVE ALL OF THE TERMS, COVENANTS AND

                                       12

CONDITIONS OF THIS AGREEMENT. SUCH EXAMINATIONS AND AUDITS SHALL TAKE PLACE AT
ONE OR MORE OFFICES OF SELLER DURING NORMAL BUSINESS HOURS AND SHALL NOT BE
CONDUCTED IN A MANNER THAT IS DISRUPTIVE TO SELLER'S NORMAL BUSINESS OPERATIONS
UPON REASONABLE PRIOR ADVANCE NOTICE. IN THE COURSE OF SUCH EXAMINATIONS AND
AUDITS, SELLER WILL MAKE AVAILABLE TO SUCH REPRESENTATIVES OF ANY OF PURCHASER,
EACH UNDERWRITER, EACH INITIAL PURCHASER, THE TRUSTEE, THE SPECIAL SERVICER AND
EACH RATING AGENCY REASONABLY ADEQUATE FACILITIES, AS WELL AS THE ASSISTANCE OF
A SUFFICIENT NUMBER OF KNOWLEDGEABLE AND RESPONSIBLE INDIVIDUALS WHO ARE
FAMILIAR WITH THE MORTGAGE LOANS AND THE TERMS OF THIS AGREEMENT, AND SELLER
SHALL COOPERATE FULLY WITH ANY SUCH EXAMINATION AND AUDIT IN ALL MATERIAL
RESPECTS. ON OR PRIOR TO THE CLOSING DATE, SELLER SHALL PROVIDE PURCHASER WITH
ALL MATERIAL INFORMATION REGARDING SELLER'S FINANCIAL CONDITION AND ACCESS TO
KNOWLEDGEABLE FINANCIAL OR ACCOUNTING OFFICERS FOR THE PURPOSE OF ANSWERING
QUESTIONS WITH RESPECT TO SELLER'S FINANCIAL CONDITION, FINANCIAL STATEMENTS AS
PROVIDED TO PURCHASER OR OTHER DEVELOPMENTS AFFECTING SELLER'S ABILITY TO
CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY OR OTHERWISE AFFECTING SELLER IN
ANY MATERIAL RESPECT. WITHIN 45 DAYS AFTER THE CLOSING DATE, SELLER SHALL
PROVIDE THE MASTER SERVICER WITH ANY ADDITIONAL INFORMATION IDENTIFIED BY THE
MASTER SERVICER AS NECESSARY TO COMPLETE THE CMSA PROPERTY FILE, TO THE EXTENT
THAT SUCH INFORMATION IS AVAILABLE.

C. PURCHASER MAY EXERCISE ANY OF ITS RIGHTS HEREUNDER THROUGH ONE OR MORE
DESIGNEES OR AGENTS, PROVIDED PURCHASER HAS PROVIDED SELLER WITH PRIOR NOTICE OF
THE IDENTITY OF SUCH DESIGNEE OR AGENT.

D. PURCHASER SHALL KEEP CONFIDENTIAL ANY INFORMATION REGARDING SELLER AND THE
MORTGAGE LOANS THAT HAS BEEN DELIVERED INTO PURCHASER'S POSSESSION AND THAT IS
NOT OTHERWISE PUBLICLY AVAILABLE; PROVIDED, HOWEVER, THAT SUCH INFORMATION SHALL
NOT BE KEPT CONFIDENTIAL (AND THE RIGHT TO REQUIRE CONFIDENTIALITY UNDER ANY
CONFIDENTIALITY AGREEMENT IS HEREBY WAIVED) TO THE EXTENT SUCH INFORMATION IS
REQUIRED TO BE INCLUDED IN THE MEMORANDUM OR THE PROSPECTUS SUPPLEMENT OR
PURCHASER IS REQUIRED BY LAW OR COURT ORDER TO DISCLOSE SUCH INFORMATION. IF
PURCHASER IS REQUIRED TO DISCLOSE IN THE MEMORANDUM OR THE PROSPECTUS SUPPLEMENT
CONFIDENTIAL INFORMATION REGARDING SELLER AS DESCRIBED IN THE PRECEDING
SENTENCE, PURCHASER SHALL PROVIDE TO SELLER A COPY OF THE PROPOSED FORM OF SUCH
DISCLOSURE PRIOR TO MAKING SUCH DISCLOSURE AND SELLER SHALL PROMPTLY, AND IN ANY
EVENT WITHIN TWO BUSINESS DAYS, NOTIFY PURCHASER OF ANY INACCURACIES THEREIN, IN
WHICH CASE PURCHASER SHALL MODIFY SUCH FORM IN A MANNER THAT CORRECTS SUCH
INACCURACIES. IF PURCHASER IS REQUIRED BY LAW OR COURT ORDER TO DISCLOSE
CONFIDENTIAL INFORMATION REGARDING SELLER AS DESCRIBED IN THE SECOND PRECEDING
SENTENCE, PURCHASER SHALL NOTIFY SELLER AND

                                       13

COOPERATE IN SELLER'S EFFORTS TO OBTAIN A PROTECTIVE ORDER OR OTHER REASONABLE
ASSURANCE THAT CONFIDENTIAL TREATMENT WILL BE ACCORDED SUCH INFORMATION AND, IF
IN THE ABSENCE OF A PROTECTIVE ORDER OR SUCH ASSURANCE, PURCHASER IS COMPELLED
AS A MATTER OF LAW TO DISCLOSE SUCH INFORMATION, PURCHASER SHALL, PRIOR TO
MAKING SUCH DISCLOSURE, ADVISE AND CONSULT WITH SELLER AND ITS COUNSEL AS TO
SUCH DISCLOSURE AND THE NATURE AND WORDING OF SUCH DISCLOSURE AND PURCHASER
SHALL USE REASONABLE EFFORTS TO OBTAIN CONFIDENTIAL TREATMENT THEREFOR.
NOTWITHSTANDING THE FOREGOING, IF REASONABLY ADVISED BY COUNSEL THAT PURCHASER
IS REQUIRED BY A REGULATORY AGENCY OR COURT ORDER TO MAKE SUCH DISCLOSURE
IMMEDIATELY, THEN PURCHASER SHALL BE PERMITTED TO MAKE SUCH DISCLOSURE WITHOUT
PRIOR REVIEW BY SELLER.

LII. REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER.

A. TO INDUCE PURCHASER TO ENTER INTO THIS AGREEMENT, SELLER HEREBY MAKES FOR THE
BENEFIT OF PURCHASER AND ITS ASSIGNS WITH RESPECT TO EACH MORTGAGE LOAN (SUBJECT
TO THE LAST PARAGRAPH OF THIS SECTION 4.1) AS OF THE DATE HEREOF (OR AS OF SUCH
OTHER DATE SPECIFICALLY SET FORTH IN THE PARTICULAR REPRESENTATION AND WARRANTY)
EACH OF THE REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2 HERETO, EXCEPT
AS OTHERWISE SET FORTH ON SCHEDULE A ATTACHED HERETO, AND HEREBY FURTHER
REPRESENTS AND WARRANTS TO PURCHASER AS OF THE DATE HEREOF THAT:

     1. SELLER IS DULY ORGANIZED AND IS VALIDLY EXISTING AS A BANKING
CORPORATION IN GOOD STANDING UNDER THE LAWS OF THE STATE OF GEORGIA. SELLER HAS
THE REQUISITE POWER AND AUTHORITY AND LEGAL RIGHT TO OWN THE MORTGAGE LOANS AND
TO TRANSFER AND CONVEY THE MORTGAGE LOANS TO PURCHASER AND HAS THE REQUISITE
POWER AND AUTHORITY TO EXECUTE AND DELIVER, ENGAGE IN THE TRANSACTIONS
CONTEMPLATED BY, AND PERFORM AND OBSERVE THE TERMS AND CONDITIONS OF, THIS
AGREEMENT.

     2. THIS AGREEMENT HAS BEEN DULY AND VALIDLY AUTHORIZED, EXECUTED AND
DELIVERED BY SELLER, AND ASSUMING THE DUE AUTHORIZATION, EXECUTION AND DELIVERY
HEREOF BY PURCHASER, THIS AGREEMENT CONSTITUTES THE VALID, LEGAL AND BINDING
AGREEMENT OF SELLER, ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
ENFORCEMENT MAY BE LIMITED BY (A) LAWS RELATING TO BANKRUPTCY, INSOLVENCY,
REORGANIZATION, RECEIVERSHIP OR MORATORIUM, (B) OTHER LAWS RELATING TO OR
AFFECTING THE RIGHTS OF CREDITORS GENERALLY, (C) GENERAL EQUITY PRINCIPLES
(REGARDLESS OF WHETHER SUCH ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY
OR AT LAW) OR (D) PUBLIC POLICY CONSIDERATIONS UNDERLYING THE SECURITIES LAWS,
TO THE EXTENT THAT

                                       14

SUCH PUBLIC POLICY CONSIDERATIONS LIMIT THE ENFORCEABILITY OF THE PROVISIONS OF
THIS AGREEMENT THAT PURPORT TO PROVIDE INDEMNIFICATION FROM LIABILITIES UNDER
APPLICABLE SECURITIES LAWS.

     3. NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF, REGISTRATION OR FILING
WITH, OR NOTICE TO, ANY GOVERNMENTAL AUTHORITY OR COURT IS REQUIRED, UNDER
FEDERAL OR STATE LAW, FOR THE EXECUTION, DELIVERY AND PERFORMANCE OF OR
COMPLIANCE BY SELLER WITH THIS AGREEMENT, OR THE CONSUMMATION BY SELLER OF ANY
TRANSACTION CONTEMPLATED HEREBY, OTHER THAN (A) SUCH QUALIFICATIONS AS MAY BE
REQUIRED UNDER STATE SECURITIES OR BLUE SKY LAWS, (B) THE FILING OR RECORDING OF
FINANCING STATEMENTS, INSTRUMENTS OF ASSIGNMENT AND OTHER SIMILAR DOCUMENTS
NECESSARY IN CONNECTION WITH SELLER'S SALE OF THE MORTGAGE LOANS TO PURCHASER,
(C) SUCH CONSENTS, APPROVALS, AUTHORIZATIONS, QUALIFICATIONS, REGISTRATIONS,
FILINGS OR NOTICES AS HAVE BEEN OBTAINED AND (D) WHERE THE LACK OF SUCH CONSENT,
APPROVAL, AUTHORIZATION, QUALIFICATION, REGISTRATION, FILING OR NOTICE WOULD NOT
HAVE A MATERIAL ADVERSE EFFECT ON THE PERFORMANCE BY SELLER UNDER THIS
AGREEMENT.

     4. NEITHER THE TRANSFER OF THE MORTGAGE LOANS TO PURCHASER, NOR THE
EXECUTION, DELIVERY OR PERFORMANCE OF THIS AGREEMENT BY SELLER, CONFLICTS OR
WILL CONFLICT WITH, RESULTS OR WILL RESULT IN A BREACH OF, OR CONSTITUTES OR
WILL CONSTITUTE A DEFAULT UNDER (A) ANY TERM OR PROVISION OF SELLER'S ARTICLES
OF ORGANIZATION OR BY-LAWS, (B) ANY TERM OR PROVISION OF ANY MATERIAL AGREEMENT,
CONTRACT, INSTRUMENT OR INDENTURE TO WHICH SELLER IS A PARTY OR BY WHICH IT OR
ANY OF ITS ASSETS IS BOUND OR RESULTS IN THE CREATION OR IMPOSITION OF ANY LIEN,
CHARGE OR ENCUMBRANCE UPON ANY OF ITS PROPERTY PURSUANT TO THE TERMS OF ANY SUCH
INDENTURE, MORTGAGE, CONTRACT OR OTHER INSTRUMENT, OTHER THAN PURSUANT TO THIS
AGREEMENT, OR (C) AFTER GIVING EFFECT TO THE CONSENTS OR TAKING OF THE ACTIONS
CONTEMPLATED IN SUBSECTION 4.1.3, ANY LAW, RULE, REGULATION, ORDER, JUDGMENT,
WRIT, INJUNCTION OR DECREE OF ANY COURT OR GOVERNMENTAL AUTHORITY HAVING
JURISDICTION OVER SELLER OR ITS ASSETS, EXCEPT WHERE IN ANY OF THE INSTANCES
CONTEMPLATED BY CLAUSES (B) OR (C) ABOVE, ANY CONFLICT, BREACH OR DEFAULT, OR
CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE, WILL NOT HAVE A
MATERIAL ADVERSE EFFECT ON THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED
HEREBY BY SELLER OR ITS ABILITY TO PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER
OR RESULT IN ANY MATERIAL ADVERSE CHANGE IN THE BUSINESS, OPERATIONS, FINANCIAL
CONDITION, PROPERTIES OR ASSETS OF SELLER, OR IN ANY MATERIAL IMPAIRMENT OF THE
RIGHT OR ABILITY OF SELLER TO CARRY ON ITS BUSINESS SUBSTANTIALLY AS NOW
CONDUCTED.

                                       15

     5. THERE ARE NO ACTIONS OR PROCEEDINGS AGAINST, OR INVESTIGATIONS OF,
SELLER PENDING OR, TO SELLER'S KNOWLEDGE, THREATENED IN WRITING AGAINST SELLER
BEFORE ANY COURT, ADMINISTRATIVE AGENCY OR OTHER TRIBUNAL, THE OUTCOME OF WHICH
COULD REASONABLY BE EXPECTED TO MATERIALLY AND ADVERSELY AFFECT THE TRANSFER OF
THE MORTGAGE LOANS TO PURCHASER OR THE EXECUTION OR DELIVERY BY, OR
ENFORCEABILITY AGAINST, SELLER OF THIS AGREEMENT OR HAVE AN EFFECT ON THE
FINANCIAL CONDITION OF SELLER THAT WOULD MATERIALLY AND ADVERSELY AFFECT THE
ABILITY OF SELLER TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT.

     6. ON THE CLOSING DATE, THE SALE OF THE MORTGAGE LOANS PURSUANT TO THIS
AGREEMENT WILL EFFECT A TRANSFER BY SELLER OF ALL OF ITS RIGHT, TITLE AND
INTEREST IN AND TO THE MORTGAGE LOANS TO PURCHASER.

     7. TO SELLER'S KNOWLEDGE, SELLER'S INFORMATION (AS DEFINED IN THAT CERTAIN
INDEMNIFICATION AGREEMENT, DATED JULY 29, 2005, BETWEEN SELLER, PURCHASER, THE
UNDERWRITERS AND THE INITIAL PURCHASERS (THE "INDEMNIFICATION AGREEMENT"))
RELATING TO THE MORTGAGE LOANS DOES NOT CONTAIN ANY UNTRUE STATEMENT OF A
MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS
THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT
MISLEADING. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THIS
SUBPARAGRAPH 4.1.7 SHALL RUN EXCLUSIVELY TO THE BENEFIT OF PURCHASER AND NO
OTHER PARTY.

          To induce Purchaser to enter into this Agreement, Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

Each of the representations, warranties and covenants made by Seller pursuant to this Section 4.1 shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

B. TO INDUCE SELLER TO ENTER INTO THIS AGREEMENT, PURCHASER HEREBY REPRESENTS
AND WARRANTS TO SELLER AS OF THE DATE HEREOF:

     1. PURCHASER IS A CORPORATION DULY ORGANIZED, VALIDLY EXISTING, AND IN GOOD
STANDING UNDER THE LAWS OF THE STATE OF DELAWARE WITH FULL POWER AND AUTHORITY
TO CARRY ON ITS BUSINESS AS PRESENTLY CONDUCTED BY IT.

     2. PURCHASER HAS FULL POWER AND AUTHORITY TO ACQUIRE THE MORTGAGE LOANS, TO
EXECUTE AND DELIVER THIS AGREEMENT AND TO ENTER INTO AND CONSUMMATE ALL
TRANSACTIONS CONTEMPLATED BY THIS

                                       16

AGREEMENT. PURCHASER HAS DULY AND VALIDLY AUTHORIZED THE EXECUTION, DELIVERY AND
PERFORMANCE OF THIS AGREEMENT AND HAS DULY AND VALIDLY EXECUTED AND DELIVERED
THIS AGREEMENT. THIS AGREEMENT, ASSUMING DUE AUTHORIZATION, EXECUTION AND
DELIVERY BY SELLER, CONSTITUTES THE VALID AND BINDING OBLIGATION OF PURCHASER,
ENFORCEABLE AGAINST IT IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
ENFORCEABILITY MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY, REORGANIZATION,
MORATORIUM AND OTHER SIMILAR LAWS AFFECTING THE ENFORCEMENT OF CREDITORS' RIGHTS
GENERALLY AND BY GENERAL PRINCIPLES OF EQUITY, REGARDLESS OF WHETHER SUCH
ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW.

     3. NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF, REGISTRATION OR FILING
WITH, OR NOTICE TO, ANY GOVERNMENTAL AUTHORITY OR COURT IS REQUIRED, UNDER
FEDERAL OR STATE LAW, FOR THE EXECUTION, DELIVERY AND PERFORMANCE OF OR
COMPLIANCE BY PURCHASER WITH THIS AGREEMENT, OR THE CONSUMMATION BY PURCHASER OF
ANY TRANSACTION CONTEMPLATED HEREBY THAT HAS NOT BEEN OBTAINED OR MADE BY
PURCHASER.

     4. NEITHER THE PURCHASE OF THE MORTGAGE LOANS NOR THE EXECUTION, DELIVERY
AND PERFORMANCE OF THIS AGREEMENT BY PURCHASER WILL VIOLATE PURCHASER'S
CERTIFICATE OF INCORPORATION OR BY-LAWS OR CONSTITUTE A DEFAULT (OR AN EVENT
THAT, WITH NOTICE OR LAPSE OF TIME OR BOTH, WOULD CONSTITUTE A DEFAULT) UNDER,
OR RESULT IN A BREACH OF, ANY MATERIAL AGREEMENT, CONTRACT, INSTRUMENT OR
INDENTURE TO WHICH PURCHASER IS A PARTY OR THAT MAY BE APPLICABLE TO PURCHASER
OR ITS ASSETS.

     5. PURCHASER'S EXECUTION AND DELIVERY OF THIS AGREEMENT AND ITS PERFORMANCE
AND COMPLIANCE WITH THE TERMS OF THIS AGREEMENT WILL NOT CONSTITUTE A VIOLATION
OF ANY LAW, RULE, WRIT, INJUNCTION, ORDER OR DECREE OF ANY COURT, OR ORDER OR
REGULATION OF ANY FEDERAL, STATE OR MUNICIPAL GOVERNMENT AGENCY HAVING
JURISDICTION OVER PURCHASER OR ITS ASSETS, WHICH VIOLATION COULD MATERIALLY AND
ADVERSELY AFFECT THE CONDITION (FINANCIAL OR OTHERWISE) OR THE OPERATION OF
PURCHASER OR ITS ASSETS OR COULD MATERIALLY AND ADVERSELY AFFECT ITS ABILITY TO
PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER.

     6. THERE ARE NO ACTIONS OR PROCEEDINGS AGAINST, OR INVESTIGATIONS OF,
PURCHASER PENDING OR, TO PURCHASER'S KNOWLEDGE, THREATENED AGAINST PURCHASER
BEFORE ANY COURT, ADMINISTRATIVE AGENCY OR OTHER TRIBUNAL, THE OUTCOME OF WHICH
COULD REASONABLY BE EXPECTED TO ADVERSELY AFFECT THE TRANSFER OF THE MORTGAGE
LOANS, THE ISSUANCE OF THE CERTIFICATES, THE EXECUTION, DELIVERY OR
ENFORCEABILITY OF THIS AGREEMENT OR HAVE AN EFFECT ON THE FINANCIAL

                                       17

CONDITION OF PURCHASER THAT WOULD MATERIALLY AND ADVERSELY AFFECT THE ABILITY OF
PURCHASER TO PERFORM ITS OBLIGATION UNDER THIS AGREEMENT.

     7. PURCHASER HAS NOT DEALT WITH ANY BROKER, INVESTMENT BANKER, AGENT OR
OTHER PERSON, OTHER THAN SELLER, THE UNDERWRITERS, THE INITIAL PURCHASERS AND
THEIR RESPECTIVE AFFILIATES, THAT MAY BE ENTITLED TO ANY COMMISSION OR
COMPENSATION IN CONNECTION WITH THE SALE OF THE MORTGAGE LOANS OR CONSUMMATION
OF ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

          To induce Seller to enter into this Agreement, Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

          Each of the representations and warranties made by Purchaser pursuant to this Section 4.2 shall survive the purchase of the Mortgage Loans.

LIII. REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES MADE BY SELLER.

A. IT IS HEREBY ACKNOWLEDGED THAT SELLER SHALL MAKE FOR THE BENEFIT OF THE
TRUSTEE ON BEHALF OF THE HOLDERS OF THE CERTIFICATES, WHETHER DIRECTLY OR BY WAY
OF PURCHASER'S ASSIGNMENT OF ITS RIGHTS HEREUNDER TO THE TRUSTEE, THE
REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2 HERETO (EACH AS OF THE
DATE HEREOF UNLESS OTHERWISE SPECIFIED).

B. IT IS HEREBY FURTHER ACKNOWLEDGED THAT IF ANY DOCUMENT REQUIRED TO BE
DELIVERED TO THE TRUSTEE PURSUANT TO SECTION 2 IS NOT DELIVERED AS AND WHEN
REQUIRED, NOT PROPERLY EXECUTED OR IS DEFECTIVE ON ITS FACE, OR IF THERE IS A
BREACH OF ANY OF THE REPRESENTATIONS AND WARRANTIES REQUIRED TO BE MADE BY
SELLER REGARDING THE CHARACTERISTICS OF THE MORTGAGE LOANS AND/OR THE RELATED
MORTGAGED PROPERTIES AS SET FORTH IN EXHIBIT 2 HERETO, AND IN EITHER CASE SUCH
DEFECT OR BREACH, EITHER (I) MATERIALLY AND ADVERSELY AFFECTS THE INTERESTS OF
THE HOLDERS OF THE CERTIFICATES IN THE RELATED MORTGAGE LOAN, OR (II) BOTH (A)
THE DOCUMENT DEFECT OR BREACH MATERIALLY AND ADVERSELY AFFECTS THE VALUE OF THE
MORTGAGE LOAN AND (B) THE MORTGAGE LOAN IS A SPECIALLY SERVICED MORTGAGE LOAN OR
REHABILITATED MORTGAGE LOAN (SUCH A DOCUMENT DEFECT DESCRIBED IN THE PRECEDING
CLAUSE (I) OR (II), A "MATERIAL DOCUMENT DEFECT" AND SUCH A BREACH DESCRIBED IN
THE PRECEDING CLAUSE (I) OR (II) A "MATERIAL BREACH"), THE PARTY DISCOVERING
SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH SHALL PROMPTLY NOTIFY, IN
WRITING, THE OTHER PARTIES; PROVIDED THAT ANY BREACH OF

                                       18

THE REPRESENTATION AND WARRANTY CONTAINED IN PARAGRAPH (41) OF SUCH EXHIBIT 2
SHALL CONSTITUTE A MATERIAL BREACH ONLY IF SUCH PREPAYMENT PREMIUM OR YIELD
MAINTENANCE CHARGE IS NOT DEEMED "CUSTOMARY" FOR COMMERCIAL MORTGAGE LOANS AS
EVIDENCED BY (I) AN OPINION OF TAX COUNSEL TO SUCH EFFECT OR (II) A
DETERMINATION BY THE INTERNAL REVENUE SERVICE THAT SUCH PROVISION IS NOT
CUSTOMARY. PROMPTLY (BUT IN ANY EVENT WITHIN THREE BUSINESS DAYS) UPON BECOMING
AWARE OF ANY SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, THE MASTER
SERVICER SHALL, AND THE SPECIAL SERVICER MAY, REQUEST THAT SELLER, NOT LATER
THAN 90 DAYS FROM SELLER'S RECEIPT OF THE NOTICE OF SUCH MATERIAL DOCUMENT
DEFECT OR MATERIAL BREACH, CURE SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL
BREACH, AS THE CASE MAY BE, IN ALL MATERIAL RESPECTS; PROVIDED, HOWEVER, THAT IF
SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, AS THE CASE MAY BE, CANNOT BE
CORRECTED OR CURED IN ALL MATERIAL RESPECTS WITHIN SUCH 90 DAY PERIOD, AND SUCH
MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH WOULD NOT CAUSE THE MORTGAGE LOAN TO
BE OTHER THAN A "QUALIFIED MORTGAGE"(AS DEFINED IN THE CODE) BUT SELLER IS
DILIGENTLY ATTEMPTING TO EFFECT SUCH CORRECTION OR CURE, AS CERTIFIED BY SELLER
IN AN OFFICER'S CERTIFICATE DELIVERED TO THE TRUSTEE, THEN THE CURE PERIOD WILL
BE EXTENDED FOR AN ADDITIONAL 90 DAYS UNLESS, SOLELY IN THE CASE OF A MATERIAL
DOCUMENT DEFECT, (X) THE MORTGAGE LOAN IS THEN A SPECIALLY SERVICED MORTGAGE
LOAN AND A SERVICING TRANSFER EVENT HAS OCCURRED AS A RESULT OF A MONETARY
DEFAULT OR AS DESCRIBED IN CLAUSE (II) OR CLAUSE (V) OF THE DEFINITION OF
"SERVICING TRANSFER EVENT" IN THE POOLING AND SERVICING AGREEMENT AND (Y) THE
MATERIAL DOCUMENT DEFECT WAS IDENTIFIED IN A CERTIFICATION DELIVERED TO SELLER
BY THE TRUSTEE PURSUANT TO SECTION 2.2 OF THE POOLING AND SERVICING AGREEMENT
NOT LESS THAN 90 DAYS PRIOR TO THE DELIVERY OF THE NOTICE OF SUCH MATERIAL
DOCUMENT DEFECT. THE PARTIES ACKNOWLEDGE THAT NEITHER DELIVERY OF A
CERTIFICATION OR SCHEDULE OF EXCEPTIONS TO SELLER PURSUANT TO SECTION 2.2 OF THE
POOLING AND SERVICING AGREEMENT OR OTHERWISE NOR POSSESSION OF SUCH
CERTIFICATION OR SCHEDULE BY SELLER SHALL, IN AND OF ITSELF, CONSTITUTE DELIVERY
OF NOTICE OF ANY MATERIAL DOCUMENT DEFECT OR KNOWLEDGE OR AWARENESS BY SELLER OF
ANY MATERIAL DOCUMENT DEFECT LISTED THEREIN.

C. SELLER HEREBY COVENANTS AND AGREES THAT, IF ANY SUCH MATERIAL DOCUMENT DEFECT
OR MATERIAL BREACH CANNOT BE CORRECTED OR CURED WITHIN THE ABOVE CURE PERIODS,
SELLER SHALL, ON OR BEFORE THE TERMINATION OF SUCH CURE PERIODS, EITHER (I)
REPURCHASE THE AFFECTED MORTGAGE LOAN OR REO MORTGAGE LOAN FROM PURCHASER OR ITS
ASSIGNEE AT THE PURCHASE PRICE AS DEFINED IN THE POOLING AND SERVICING
AGREEMENT, OR (II) IF WITHIN THE THREE-MONTH PERIOD COMMENCING ON THE CLOSING
DATE (OR WITHIN THE TWO-YEAR PERIOD COMMENCING ON THE CLOSING DATE IF THE
RELATED MORTGAGE LOAN IS A

                                       19

"DEFECTIVE OBLIGATION" WITHIN THE MEANING OF SECTION 860G(A)(4)(B)(II) OF THE
CODE AND TREASURY REGULATION SECTION 1.860G-2(F)), AT ITS OPTION REPLACE,
WITHOUT RECOURSE, ANY MORTGAGE LOAN OR REO MORTGAGE LOAN TO WHICH SUCH DEFECT
RELATES WITH A QUALIFYING SUBSTITUTE MORTGAGE LOAN. IF SUCH MATERIAL DOCUMENT
DEFECT OR MATERIAL BREACH WOULD CAUSE THE MORTGAGE LOAN TO BE OTHER THAN A
"QUALIFIED MORTGAGE" (AS DEFINED IN THE CODE), THEN NOTWITHSTANDING THE PREVIOUS
SENTENCE OR THE PREVIOUS PARAGRAPH, REPURCHASE MUST OCCUR WITHIN 85 DAYS FROM
THE DATE SELLER WAS NOTIFIED OF THE DEFECT. SELLER AGREES THAT ANY SUBSTITUTION
SHALL BE COMPLETED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE POOLING
AND SERVICING AGREEMENT.

D. IF (X) A MORTGAGE LOAN IS TO BE REPURCHASED OR REPLACED AS CONTEMPLATED ABOVE
(A "DEFECTIVE MORTGAGE LOAN"), (Y) SUCH DEFECTIVE MORTGAGE LOAN IS
CROSS-COLLATERALIZED AND CROSS-DEFAULTED WITH ONE OR MORE OTHER MORTGAGE LOANS
("CROSSED MORTGAGE LOANS") AND (Z) THE APPLICABLE DOCUMENT DEFECT OR BREACH DOES
NOT CONSTITUTE A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, AS THE CASE MAY
BE, AS TO SUCH CROSSED MORTGAGE LOANS (WITHOUT REGARD TO THIS PARAGRAPH), THEN
THE APPLICABLE DOCUMENT DEFECT OR BREACH (AS THE CASE MAY BE) SHALL BE DEEMED TO
CONSTITUTE A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, AS THE CASE MAY BE, AS
TO EACH SUCH CROSSED MORTGAGE LOAN FOR PURPOSES OF THE ABOVE PROVISIONS, AND
SELLER SHALL BE OBLIGATED TO REPURCHASE OR REPLACE EACH SUCH CROSSED MORTGAGE
LOAN IN ACCORDANCE WITH THE PROVISIONS ABOVE, UNLESS, IN THE CASE OF SUCH BREACH
OR DOCUMENT DEFECT, (A) SELLER PROVIDES A NONDISQUALIFICATION OPINION TO THE
TRUSTEE AT THE EXPENSE OF SELLER IF, IN THE REASONABLE BUSINESS JUDGMENT OF THE
TRUSTEE, IT WOULD BE USUAL AND CUSTOMARY IN ACCORDANCE WITH INDUSTRY PRACTICE TO
OBTAIN A NONDISQUALIFICATION OPINION AND (B) BOTH OF THE FOLLOWING CONDITIONS
WOULD BE SATISFIED IF SELLER WERE TO REPURCHASE OR REPLACE ONLY THOSE MORTGAGE
LOANS AS TO WHICH A MATERIAL BREACH OR MATERIAL DOCUMENT DEFECT HAD OCCURRED
WITHOUT REGARD TO THIS PARAGRAPH (THE "AFFECTED LOAN(S)"): (I) THE DEBT SERVICE
COVERAGE RATIO FOR ALL SUCH OTHER MORTGAGE LOANS (EXCLUDING THE AFFECTED
LOAN(S)) FOR THE FOUR CALENDAR QUARTERS IMMEDIATELY PRECEDING THE REPURCHASE OR
REPLACEMENT IS NOT LESS THAN THE LESSER OF (A) 0.10X BELOW THE DEBT SERVICE
COVERAGE RATIO FOR ALL SUCH OTHER MORTGAGE LOANS (INCLUDING THE AFFECTED
LOANS(S)) SET FORTH IN APPENDIX A TO THE FINAL PROSPECTUS SUPPLEMENT AND (B) THE
DEBT SERVICE COVERAGE RATIO FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE
AFFECTED LOAN(S)) FOR THE FOUR PRECEDING CALENDAR QUARTERS PRECEDING THE
REPURCHASE OR REPLACEMENT, AND (II) THE LOAN-TO-VALUE RATIO FOR ALL SUCH CROSSED
MORTGAGE LOANS (EXCLUDING THE AFFECTED LOAN(S)) IS NOT GREATER THAN THE GREATER
OF (A) THE LOAN-TO-VALUE RATIO, EXPRESSED AS A WHOLE NUMBER (TAKEN TO

                                       20

ONE DECIMAL PLACE), FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE AFFECTED
LOAN(S)) SET FORTH IN APPENDIX A TO THE FINAL PROSPECTUS SUPPLEMENT PLUS 10% AND
(B) THE LOAN-TO-VALUE RATIO FOR ALL SUCH CROSSED MORTGAGE LOANS (INCLUDING THE
AFFECTED LOANS(S)), AT THE TIME OF REPURCHASE OR REPLACEMENT. THE DETERMINATION
OF THE MASTER SERVICER AS TO WHETHER THE CONDITIONS SET FORTH ABOVE HAVE BEEN
SATISFIED SHALL BE CONCLUSIVE AND BINDING IN THE ABSENCE OF MANIFEST ERROR. THE
MASTER SERVICER WILL BE ENTITLED TO CAUSE TO BE DELIVERED, OR DIRECT SELLER TO
(IN WHICH CASE SELLER SHALL) CAUSE TO BE DELIVERED TO THE MASTER SERVICER, AN
APPRAISAL OF ANY OR ALL OF THE RELATED MORTGAGED PROPERTIES FOR PURPOSES OF
DETERMINING WHETHER THE CONDITION SET FORTH IN CLAUSE (II) ABOVE HAS BEEN
SATISFIED, IN EACH CASE AT THE EXPENSE OF SELLER IF THE SCOPE AND COST OF THE
APPRAISAL IS APPROVED BY SELLER (SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD).

E. WITH RESPECT TO ANY DEFECTIVE MORTGAGE LOAN, TO THE EXTENT THAT SELLER IS
REQUIRED TO REPURCHASE OR SUBSTITUTE FOR SUCH DEFECTIVE MORTGAGE LOAN (EACH, A
"REPURCHASED LOAN") IN THE MANNER PRESCRIBED ABOVE WHILE THE TRUSTEE (AS
ASSIGNEE OF PURCHASER) CONTINUES TO HOLD ANY CROSSED MORTGAGE LOAN, SELLER AND
PURCHASER HEREBY AGREE TO FOREBEAR FROM ENFORCING ANY REMEDIES AGAINST THE
OTHER'S PRIMARY COLLATERAL BUT MAY EXERCISE REMEDIES AGAINST THE PRIMARY
COLLATERAL SECURING THEIR RESPECTIVE MORTGAGE LOANS, INCLUDING WITH RESPECT TO
THE TRUSTEE, THE PRIMARY COLLATERAL SECURING THE MORTGAGE LOANS STILL HELD BY
THE TRUSTEE, SO LONG AS SUCH EXERCISE DOES NOT IMPAIR THE ABILITY OF THE OTHER
PARTY TO EXERCISE ITS REMEDIES AGAINST ITS PRIMARY COLLATERAL. IF THE EXERCISE
OF REMEDIES BY ONE PARTY WOULD IMPAIR THE ABILITY OF THE OTHER PARTY TO EXERCISE
ITS REMEDIES WITH RESPECT TO THE PRIMARY COLLATERAL SECURING THE MORTGAGE LOAN
OR MORTGAGE LOANS HELD BY SUCH PARTY, THEN BOTH PARTIES SHALL FORBEAR FROM
EXERCISING SUCH REMEDIES UNTIL THE LOAN DOCUMENTS EVIDENCING AND SECURING THE
RELEVANT MORTGAGE LOANS CAN BE MODIFIED IN A MANNER THAT COMPLIES WITH THE
POOLING AND SERVICING AGREEMENT TO REMOVE THE THREAT OF IMPAIRMENT AS A RESULT
OF THE EXERCISE OF REMEDIES. ANY RESERVE OR OTHER CASH COLLATERAL OR LETTERS OF
CREDIT SECURING THE CROSSED MORTGAGE LOANS SHALL BE ALLOCATED BETWEEN SUCH
MORTGAGE LOANS IN ACCORDANCE WITH THE MORTGAGE LOAN DOCUMENTS, OR OTHERWISE ON A
PRO RATA BASIS BASED UPON THEIR OUTSTANDING PRINCIPAL BALANCES. ALL OTHER TERMS
OF THE MORTGAGE LOANS SHALL REMAIN IN FULL FORCE AND EFFECT, WITHOUT ANY
MODIFICATION THEREOF. THE MORTGAGORS SET FORTH ON SCHEDULE B HERETO ARE INTENDED
THIRD-PARTY BENEFICIARIES OF THE PROVISIONS SET FORTH IN THIS PARAGRAPH AND THE
PRECEDING PARAGRAPH. THE PROVISIONS OF THIS PARAGRAPH AND THE PRECEDING
PARAGRAPH MAY NOT BE MODIFIED WITH RESPECT TO ANY MORTGAGE LOAN WITHOUT THE
RELATED MORTGAGOR'S CONSENT.

                                       21

F. ANY OF THE FOLLOWING DOCUMENT DEFECTS SHALL BE CONCLUSIVELY PRESUMED
MATERIALLY AND ADVERSELY TO AFFECT THE INTERESTS OF CERTIFICATEHOLDERS IN A
MORTGAGE LOAN AND BE A MATERIAL DOCUMENT DEFECT: (A) THE ABSENCE FROM THE
MORTGAGE FILE OF THE ORIGINAL SIGNED MORTGAGE NOTE, UNLESS THE MORTGAGE FILE
CONTAINS A SIGNED LOST NOTE AFFIDAVIT AND INDEMNITY THAT APPEARS TO BE REGULAR
ON ITS FACE; (B) THE ABSENCE FROM THE MORTGAGE FILE OF THE ORIGINAL SIGNED
MORTGAGE THAT APPEARS TO BE REGULAR ON ITS FACE, UNLESS THERE IS INCLUDED IN THE
MORTGAGE FILE A CERTIFIED COPY OF THE MORTGAGE BY THE LOCAL AUTHORITY WITH WHICH
THE MORTGAGE WAS RECORDED; OR (C) THE ABSENCE FROM THE MORTGAGE FILE OF THE ITEM
SPECIFIED IN PARAGRAPH 2.2.8. IF ANY OF THE FOREGOING MATERIAL DOCUMENT DEFECTS
IS DISCOVERED BY THE CUSTODIAN (OR THE TRUSTEE IF THERE IS NO CUSTODIAN), THE
TRUSTEE (OR AS SET FORTH IN SECTION 2.3(A) OF THE POOLING AND SERVICING
AGREEMENT, THE MASTER SERVICER) WILL TAKE THE STEPS DESCRIBED ELSEWHERE IN THIS
SECTION, INCLUDING THE GIVING OF NOTICES TO THE RATING AGENCIES AND THE PARTIES
HERETO AND MAKING DEMAND UPON SELLER FOR THE CURE OF THE MATERIAL DOCUMENT
DEFECT OR REPURCHASE OR REPLACEMENT OF THE RELATED MORTGAGE LOAN.

G. IF SELLER DISPUTES THAT A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH EXISTS
WITH RESPECT TO A MORTGAGE LOAN OR OTHERWISE REFUSES (I) TO EFFECT A CORRECTION
OR CURE OF SUCH MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH, (II) TO REPURCHASE
THE AFFECTED MORTGAGE LOAN FROM PURCHASER OR ITS ASSIGNEE OR (III) TO REPLACE
SUCH MORTGAGE LOAN WITH A QUALIFYING SUBSTITUTE MORTGAGE LOAN, EACH IN
ACCORDANCE WITH THIS AGREEMENT, THEN PROVIDED THAT (I) THE PERIOD OF TIME
PROVIDED FOR SELLER TO CORRECT, REPURCHASE OR CURE HAS EXPIRED AND (II) THE
MORTGAGE LOAN IS THEN IN DEFAULT AND IS THEN A SPECIALLY SERVICED MORTGAGE LOAN,
THE SPECIAL SERVICER MAY, SUBJECT TO THE SERVICING STANDARD, MODIFY, WORK-OUT OR
FORECLOSE, SELL OR OTHERWISE LIQUIDATE (OR PERMIT THE LIQUIDATION OF) THE
MORTGAGE LOAN PURSUANT TO SECTIONS 9.5, 9.12, 9.15 AND 9.36, AS APPLICABLE, OF
THE POOLING AND SERVICING AGREEMENT, WHILE PURSUING THE REPURCHASE CLAIM. SELLER
ACKNOWLEDGES AND AGREES THAT ANY MODIFICATION OF THE MORTGAGE LOAN PURSUANT TO A
WORK-OUT SHALL NOT CONSTITUTE A DEFENSE TO ANY REPURCHASE CLAIM NOR SHALL SUCH
MODIFICATION AND WORK-OUT CHANGE THE PURCHASE PRICE DUE FROM SELLER FOR ANY
REPURCHASE CLAIM. IN THE EVENT OF ANY SUCH MODIFICATION AND WORK-OUT, SELLER
SHALL BE OBLIGATED TO REPURCHASE THE MORTGAGE LOAN AS MODIFIED AND THE PURCHASE
PRICE SHALL INCLUDE ANY WORK-OUT FEE PAID TO THE SPECIAL SERVICER UP TO THE DATE
OF REPURCHASE PLUS THE PRESENT VALUE (CALCULATED AT A DISCOUNT RATE EQUAL TO THE
APPLICABLE MORTGAGE RATE) OF THE WORK-OUT FEE THAT WOULD HAVE BEEN PAYABLE TO
THE SPECIAL SERVICER IN RESPECT OF SUCH MORTGAGE LOAN IF THE MORTGAGE LOAN
PERFORMED IN ACCORDANCE WITH ITS TERMS TO ITS MATURITY DATE, PROVIDED THAT NO
AMOUNT SHALL BE

                                       22

PAID BY SELLER IN RESPECT OF ANY WORK-OUT FEE IF A LIQUIDATION FEE ALREADY
COMPRISES A PORTION OF THE PURCHASE PRICE.

H. SELLER SHALL BE NOTIFIED PROMPTLY AND IN WRITING BY (I) THE TRUSTEE OF ANY
NOTICE THAT IT RECEIVES THAT AN OPTION HOLDER INTENDS TO EXERCISE ITS OPTION TO
PURCHASE THE MORTGAGE LOAN IN ACCORDANCE WITH AND AS DESCRIBED IN SECTION 9.36
OF THE POOLING AND SERVICING AGREEMENT AND (II) THE SPECIAL SERVICER OF ANY
OFFER THAT IT RECEIVES TO PURCHASE THE APPLICABLE REO PROPERTY, EACH IN
CONNECTION WITH SUCH LIQUIDATION. UPON THE RECEIPT OF SUCH NOTICE BY SELLER,
SELLER SHALL THEN HAVE THE RIGHT TO PURCHASE THE RELATED MORTGAGE LOAN OR REO
PROPERTY, AS APPLICABLE, FROM THE TRUST AT A PURCHASE PRICE EQUAL TO, IN THE
CASE OF CLAUSE (I) OF THE IMMEDIATELY PRECEDING SENTENCE, THE OPTION PURCHASE
PRICE OR, IN THE CASE OF CLAUSE (II) OF THE IMMEDIATELY PRECEDING SENTENCE, THE
AMOUNT OF SUCH OFFER. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS
AGREEMENT OR IN THE POOLING AND SERVICING AGREEMENT, THE RIGHT OF ANY OPTION
HOLDER TO PURCHASE SUCH MORTGAGE LOAN SHALL BE SUBJECT AND SUBORDINATE TO
SELLER'S RIGHT TO PURCHASE SUCH MORTGAGE LOAN AS DESCRIBED IN THE IMMEDIATELY
PRECEDING SENTENCE. SELLER SHALL HAVE FIVE BUSINESS DAYS TO NOTIFY THE TRUSTEE
OR SPECIAL SERVICER, AS APPLICABLE, OF ITS INTENT TO SO PURCHASE THE MORTGAGE
LOAN OR RELATED REO PROPERTY FROM THE DATE THAT IT WAS NOTIFIED OF SUCH
INTENTION TO EXERCISE SUCH OPTION OR OF SUCH OFFER. THE SPECIAL SERVICER SHALL
BE OBLIGATED TO PROVIDE SELLER WITH ANY APPRAISAL OR OTHER THIRD PARTY REPORTS
RELATING TO THE MORTGAGED PROPERTY WITHIN ITS POSSESSION TO ENABLE SELLER TO
EVALUATE THE MORTGAGE LOAN OR REO PROPERTY. ANY SALE OF THE MORTGAGE LOAN, OR
FORECLOSURE UPON SUCH MORTGAGE LOAN AND SALE OF THE REO PROPERTY, TO A PERSON
OTHER THAN SELLER SHALL BE WITHOUT (I) RECOURSE OF ANY KIND (EITHER EXPRESS OR
IMPLIED) BY SUCH PERSON AGAINST SELLER AND (II) REPRESENTATION OR WARRANTY OF
ANY KIND (EITHER EXPRESS OR IMPLIED) BY SELLER TO OR FOR THE BENEFIT OF SUCH
PERSON.

I. THE FACT THAT A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH IS NOT DISCOVERED
UNTIL AFTER FORECLOSURE (BUT IN ALL INSTANCES PRIOR TO THE SALE OF THE RELATED
REO PROPERTY OR MORTGAGE LOAN) SHALL NOT PREJUDICE ANY CLAIM AGAINST SELLER FOR
REPURCHASE OF THE REO MORTGAGE LOAN OR REO PROPERTY. IN SUCH AN EVENT, THE
MASTER SERVICER SHALL NOTIFY SELLER OF THE DISCOVERY OF THE MATERIAL DOCUMENT
DEFECT OR MATERIAL BREACH AND SELLER SHALL HAVE 90 DAYS TO CORRECT OR CURE SUCH
MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH OR PURCHASE THE REO PROPERTY AT THE
PURCHASE PRICE. IF SELLER FAILS TO CORRECT OR CURE THE MATERIAL DOCUMENT DEFECT
OR MATERIAL BREACH OR PURCHASE THE REO PROPERTY, THEN THE PROVISIONS ABOVE
REGARDING NOTICE OF OFFERS RELATED TO SUCH REO PROPERTY AND SELLER'S RIGHT TO
PURCHASE SUCH REO PROPERTY SHALL APPLY. AFTER A

                                       23

FINAL LIQUIDATION OF THE MORTGAGE LOAN OR REO MORTGAGE LOAN, IF A COURT OF
COMPETENT JURISDICTION ISSUES A FINAL ORDER AFTER THE EXPIRATION OF ANY
APPLICABLE APPEAL PERIOD THAT SELLER IS OR WAS OBLIGATED TO REPURCHASE THE
RELATED MORTGAGE LOAN OR REO MORTGAGE LOAN (A "FINAL JUDICIAL DETERMINATION") OR
SELLER OTHERWISE ACCEPTS LIABILITY, THEN, BUT IN NO EVENT LATER THAN THE
TERMINATION OF THE TRUST PURSUANT TO SECTION 9.30 OF THE POOLING AND SERVICING
AGREEMENT, SELLER WILL BE OBLIGATED TO PAY TO THE TRUST THE DIFFERENCE BETWEEN
ANY LIQUIDATION PROCEEDS RECEIVED UPON SUCH LIQUIDATION IN ACCORDANCE WITH THE
POOLING AND SERVICING AGREEMENT (INCLUDING THOSE ARISING FROM ANY SALE TO
SELLER) AND THE PURCHASE PRICE.

J. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IN CONNECTION WITH
ANY SALE OR OTHER LIQUIDATION OF A MORTGAGE LOAN OR REO PROPERTY AS DESCRIBED IN
THIS SECTION 5, THE SPECIAL SERVICER SHALL NOT RECEIVE A LIQUIDATION FEE FROM
SELLER (BUT MAY COLLECT SUCH LIQUIDATION FEE FROM THE RELATED LIQUIDATION
PROCEEDS AS OTHERWISE PROVIDED HEREIN); PROVIDED, HOWEVER, THAT IN THE EVENT
SELLER IS OBLIGATED TO REPURCHASE THE MORTGAGE LOAN OR REO MORTGAGED PROPERTY
AFTER A FINAL LIQUIDATION OF SUCH MORTGAGE LOAN OR REO PROPERTY PURSUANT TO THE
IMMEDIATELY PRECEDING PARAGRAPH, AN AMOUNT EQUAL TO ANY LIQUIDATION FEE
(CALCULATED ON THE BASIS OF LIQUIDATION PROCEEDS) PAYABLE TO THE SPECIAL
SERVICER SHALL BE INCLUDED IN THE DEFINITION OF "PURCHASE PRICE" IN RESPECT OF
SUCH MORTGAGE LOAN OR REO MORTGAGED PROPERTY. EXCEPT AS EXPRESSLY SET FORTH
ABOVE, NO LIQUIDATION FEE SHALL BE PAYABLE IN CONNECTION WITH A REPURCHASE OF A
MORTGAGE LOAN BY SELLER.

K. THE OBLIGATIONS OF SELLER SET FORTH IN THIS SECTION 5 TO CURE A MATERIAL
DOCUMENT DEFECT OR A MATERIAL BREACH OR REPURCHASE OR REPLACE A DEFECTIVE
MORTGAGE LOAN CONSTITUTE THE SOLE REMEDIES OF PURCHASER OR ITS ASSIGNEES WITH
RESPECT TO A MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH IN RESPECT OF AN
OUTSTANDING MORTGAGE LOAN; PROVIDED, THAT THIS LIMITATION SHALL NOT IN ANY WAY
LIMIT PURCHASER'S RIGHTS OR REMEDIES UPON BREACH OF ANY OTHER REPRESENTATION OR
WARRANTY OR COVENANT BY SELLER SET FORTH IN THIS AGREEMENT (OTHER THAN THOSE SET
FORTH IN EXHIBIT 2).

L. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THAT THERE IS A BREACH OF THE
REPRESENTATIONS AND WARRANTIES SET FORTH IN PARAGRAPH 39 IN EXHIBIT 2 HERETO,
AND AS A RESULT THE PAYMENTS, BY A MORTGAGOR, OF REASONABLE COSTS AND EXPENSES
ASSOCIATED WITH THE DEFEASANCE OR ASSUMPTION OF A MORTGAGE LOAN ARE INSUFFICIENT
CAUSING THE TRUST TO INCUR AN ADDITIONAL TRUST EXPENSE IN AN AMOUNT EQUAL TO
SUCH REASONABLE COSTS AND EXPENSES NOT PAID BY SUCH MORTGAGOR, SELLER HEREBY
COVENANTS AND AGREES TO REIMBURSE THE

                                       24

TRUST WITHIN 90 DAYS OF THE RECEIPT OF NOTICE OF SUCH BREACH IN AN AMOUNT
SUFFICIENT TO AVOID SUCH ADDITIONAL TRUST EXPENSE. THE PARTIES HERETO
ACKNOWLEDGE THAT SUCH REIMBURSEMENT SHALL BE SELLER'S SOLE OBLIGATION WITH
RESPECT TO THE BREACH DISCUSSED IN THE PREVIOUS SENTENCE.

M. THE POOLING AND SERVICING AGREEMENT SHALL PROVIDE THAT THE TRUSTEE (OR THE
MASTER SERVICER OR THE SPECIAL SERVICER ON ITS BEHALF) SHALL GIVE WRITTEN NOTICE
PROMPTLY (BUT IN ANY EVENT WITHIN THREE BUSINESS DAYS) TO SELLER OF ITS
DISCOVERY OF ANY MATERIAL DOCUMENT DEFECT OR MATERIAL BREACH AND PROMPT WRITTEN
NOTICE TO SELLER IN THE EVENT THAT ANY MORTGAGE LOAN BECOMES A SPECIALLY
SERVICED MORTGAGE LOAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT).

N. IF SELLER REPURCHASES ANY MORTGAGE LOAN PURSUANT TO THIS SECTION 5, PURCHASER
OR ITS ASSIGNEE, FOLLOWING RECEIPT BY THE TRUSTEE OF THE PURCHASE PRICE
THEREFOR, PROMPTLY SHALL DELIVER OR CAUSE TO BE DELIVERED TO SELLER ALL MORTGAGE
LOAN DOCUMENTS WITH RESPECT TO SUCH MORTGAGE LOAN, AND EACH DOCUMENT THAT
CONSTITUTES A PART OF THE MORTGAGE FILE THAT WAS ENDORSED OR ASSIGNED TO THE
TRUSTEE SHALL BE ENDORSED AND ASSIGNED TO SELLER IN THE SAME MANNER SUCH THAT
SELLER SHALL BE VESTED WITH LEGAL AND BENEFICIAL TITLE TO SUCH MORTGAGE LOAN, IN
EACH CASE WITHOUT RECOURSE, INCLUDING ANY PROPERTY ACQUIRED IN RESPECT OF SUCH
MORTGAGE LOAN OR PROCEEDS OF ANY INSURANCE POLICIES WITH RESPECT THERETO.

LIV. CLOSING.

A. THE CLOSING OF THE SALE OF THE MORTGAGE LOANS SHALL BE HELD AT THE OFFICES OF
LATHAM & WATKINS LLP, 885 THIRD AVENUE, NEW YORK, NY 10022 AT 9:00 A.M., NEW
YORK TIME, ON THE CLOSING DATE. THE CLOSING SHALL BE SUBJECT TO EACH OF THE
FOLLOWING CONDITIONS:

     1. ALL OF THE REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER
SPECIFIED IN SECTION 4 HEREOF (INCLUDING, WITHOUT LIMITATION, THE
REPRESENTATIONS AND WARRANTIES SET FORTH ON EXHIBIT 2 HERETO) SHALL BE TRUE AND
CORRECT AS OF THE CLOSING DATE (TO THE EXTENT OF THE STANDARD, IF ANY, SET FORTH
IN EACH REPRESENTATION AND WARRANTY).

     2. ALL CLOSING DOCUMENTS SPECIFIED IN SECTION 7 HEREOF, IN SUCH FORMS AS
ARE AGREED UPON AND REASONABLY ACCEPTABLE TO SELLER OR PURCHASER, AS APPLICABLE,
SHALL BE DULY EXECUTED AND DELIVERED

                                       25

BY ALL SIGNATORIES AS REQUIRED PURSUANT TO THE RESPECTIVE TERMS THEREOF.

     3. SELLER SHALL HAVE DELIVERED AND RELEASED TO PURCHASER OR ITS DESIGNEE
ALL DOCUMENTS REQUIRED TO BE DELIVERED TO PURCHASER AS OF THE CLOSING DATE
PURSUANT TO SECTION 2 HEREOF.

     4. THE RESULT OF THE EXAMINATION AND AUDIT PERFORMED BY PURCHASER AND ITS
AFFILIATES PURSUANT TO SECTION 3 HEREOF SHALL BE SATISFACTORY TO PURCHASER AND
ITS AFFILIATES IN THEIR SOLE DETERMINATION AND THE PARTIES SHALL HAVE AGREED TO
THE FORM AND CONTENTS OF SELLER'S INFORMATION TO BE DISCLOSED IN THE MEMORANDUM
AND THE PROSPECTUS SUPPLEMENT.

     5. ALL OTHER TERMS AND CONDITIONS OF THIS AGREEMENT REQUIRED TO BE COMPLIED
WITH ON OR BEFORE THE CLOSING DATE SHALL HAVE BEEN COMPLIED WITH, AND SELLER AND
PURCHASER SHALL HAVE THE ABILITY TO COMPLY WITH ALL TERMS AND CONDITIONS AND
PERFORM ALL DUTIES AND OBLIGATIONS REQUIRED TO BE COMPLIED WITH OR PERFORMED
AFTER THE CLOSING DATE.

     6. SELLER SHALL HAVE PAID ALL FEES AND EXPENSES PAYABLE BY IT TO PURCHASER
PURSUANT TO SECTION 8 HEREOF.

     7. THE CERTIFICATES TO BE SO RATED SHALL HAVE BEEN ASSIGNED RATINGS BY EACH
RATING AGENCY NO LOWER THAN THE RATINGS SPECIFIED FOR EACH SUCH CLASS IN THE
MEMORANDUM AND THE PROSPECTUS SUPPLEMENT.

     8. NO UNDERWRITER SHALL HAVE TERMINATED THE UNDERWRITING AGREEMENT AND NONE
OF THE INITIAL PURCHASERS SHALL HAVE TERMINATED THE CERTIFICATE PURCHASE
AGREEMENT, AND NEITHER THE UNDERWRITERS NOR THE INITIAL PURCHASERS SHALL HAVE
SUSPENDED, DELAYED OR OTHERWISE CANCELLED THE CLOSING DATE.

     9. SELLER SHALL HAVE RECEIVED THE PURCHASE PRICE FOR THE MORTGAGE LOANS
PURSUANT TO SECTION 1 HEREOF.

B. EACH PARTY AGREES TO USE ITS BEST EFFORTS TO PERFORM ITS RESPECTIVE
OBLIGATIONS HEREUNDER IN A MANNER THAT WILL ENABLE PURCHASER TO PURCHASE THE
MORTGAGE LOANS ON THE CLOSING DATE.

LV. CLOSING DOCUMENTS. The Closing Documents shall consist of the following:

A. THIS AGREEMENT DULY EXECUTED BY PURCHASER AND SELLER.

                                       26

B. A CERTIFICATE OF SELLER, EXECUTED BY A DULY AUTHORIZED OFFICER OF SELLER AND
DATED THE CLOSING DATE, AND UPON WHICH PURCHASER AND ITS SUCCESSORS AND ASSIGNS
MAY RELY, TO THE EFFECT THAT: (I) THE REPRESENTATIONS AND WARRANTIES OF SELLER
IN THIS AGREEMENT ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE
CLOSING DATE WITH THE SAME FORCE AND EFFECT AS IF MADE ON THE CLOSING DATE,
PROVIDED THAT ANY REPRESENTATIONS AND WARRANTIES MADE AS OF A SPECIFIED DATE
SHALL BE TRUE AND CORRECT AS OF SUCH SPECIFIED DATE; AND (II) SELLER HAS
COMPLIED WITH ALL AGREEMENTS AND SATISFIED ALL CONDITIONS ON ITS PART TO BE
PERFORMED OR SATISFIED ON OR PRIOR TO THE CLOSING DATE.

C. TRUE, COMPLETE AND CORRECT COPIES OF SELLER'S ARTICLES OF ORGANIZATION AND
BY-LAWS.

D. A CERTIFICATE OF EXISTENCE FOR SELLER FROM THE SECRETARY OF STATE OF NEW YORK
DATED NOT EARLIER THAN 30 DAYS PRIOR TO THE CLOSING DATE.

E. A CERTIFICATE OF THE SECRETARY OR ASSISTANT SECRETARY OF SELLER, DATED THE
CLOSING DATE, AND UPON WHICH PURCHASER MAY RELY, TO THE EFFECT THAT EACH
INDIVIDUAL WHO, AS AN OFFICER OR REPRESENTATIVE OF SELLER, SIGNED THIS AGREEMENT
OR ANY OTHER DOCUMENT OR CERTIFICATE DELIVERED ON OR BEFORE THE CLOSING DATE IN
CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN, WAS AT THE RESPECTIVE
TIMES OF SUCH SIGNING AND DELIVERY, AND IS AS OF THE CLOSING DATE, DULY ELECTED
OR APPOINTED, QUALIFIED AND ACTING AS SUCH OFFICER OR REPRESENTATIVE, AND THE
SIGNATURES OF SUCH PERSONS APPEARING ON SUCH DOCUMENTS AND CERTIFICATES ARE
THEIR GENUINE SIGNATURES.

F. AN OPINION OF COUNSEL (WHICH, OTHER THAN AS TO THE OPINION DESCRIBED IN
PARAGRAPH 7.6.6 BELOW, MAY BE IN-HOUSE COUNSEL) TO SELLER, DATED THE CLOSING
DATE, SUBSTANTIALLY TO THE EFFECT OF THE FOLLOWING (WITH SUCH CHANGES AND
MODIFICATIONS AS PURCHASER MAY APPROVE AND SUBJECT TO SUCH COUNSEL'S REASONABLE
QUALIFICATIONS):

     1. SELLER IS VALIDLY EXISTING UNDER NEW YORK LAW AND HAS FULL CORPORATE
POWER AND AUTHORITY TO ENTER INTO AND PERFORM ITS OBLIGATIONS UNDER THIS
AGREEMENT.

     2. THIS AGREEMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED BY
SELLER.

     3. NO CONSENT, APPROVAL, AUTHORIZATION OR ORDER OF ANY FEDERAL COURT OR
GOVERNMENTAL AGENCY OR BODY IS REQUIRED FOR THE CONSUMMATION BY SELLER OF THE
TRANSACTIONS CONTEMPLATED BY THE

                                       27

TERMS OF THIS AGREEMENT EXCEPT ANY APPROVALS AS HAVE BEEN OBTAINED.

     4. NEITHER THE EXECUTION, DELIVERY OR PERFORMANCE OF THIS AGREEMENT BY
SELLER, NOR THE CONSUMMATION BY SELLER OF ANY OF THE TRANSACTIONS CONTEMPLATED
BY THE TERMS OF THIS AGREEMENT (A) CONFLICTS WITH OR RESULTS IN A BREACH OR
VIOLATION OF, OR CONSTITUTES A DEFAULT UNDER, THE ORGANIZATIONAL DOCUMENTS OF
SELLER, (B) TO THE KNOWLEDGE OF SUCH COUNSEL, CONSTITUTES A DEFAULT UNDER ANY
TERM OR PROVISION OF ANY MATERIAL AGREEMENT, CONTRACT, INSTRUMENT OR INDENTURE,
TO WHICH SELLER IS A PARTY OR BY WHICH IT OR ANY OF ITS ASSETS IS BOUND OR
RESULTS IN THE CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE UPON
ANY OF ITS PROPERTY PURSUANT TO THE TERMS OF ANY SUCH INDENTURE, MORTGAGE,
CONTRACT OR OTHER INSTRUMENT, OTHER THAN PURSUANT TO THIS AGREEMENT, OR (C)
CONFLICTS WITH OR RESULTS IN A BREACH OR VIOLATION OF ANY LAW, RULE, REGULATION,
ORDER, JUDGMENT, WRIT, INJUNCTION OR DECREE OF ANY COURT OR GOVERNMENTAL
AUTHORITY HAVING JURISDICTION OVER SELLER OR ITS ASSETS, EXCEPT WHERE IN ANY OF
THE INSTANCES CONTEMPLATED BY CLAUSES (B) OR (C) ABOVE, ANY CONFLICT, BREACH OR
DEFAULT, OR CREATION OR IMPOSITION OF ANY LIEN, CHARGE OR ENCUMBRANCE, WILL NOT
HAVE A MATERIAL ADVERSE EFFECT ON THE CONSUMMATION OF THE TRANSACTIONS
CONTEMPLATED HEREBY BY SELLER OR MATERIALLY AND ADVERSELY AFFECT ITS ABILITY TO
PERFORM ITS OBLIGATIONS AND DUTIES HEREUNDER OR RESULT IN ANY MATERIAL ADVERSE
CHANGE IN THE BUSINESS, OPERATIONS, FINANCIAL CONDITION, PROPERTIES OR ASSETS OF
SELLER, OR IN ANY MATERIAL IMPAIRMENT OF THE RIGHT OR ABILITY OF SELLER TO CARRY
ON ITS BUSINESS SUBSTANTIALLY AS NOW CONDUCTED.

     5. TO HIS OR HER KNOWLEDGE, THERE ARE NO LEGAL OR GOVERNMENTAL ACTIONS,
INVESTIGATIONS OR PROCEEDINGS PENDING TO WHICH SELLER IS A PARTY, OR THREATENED
AGAINST SELLER, (A) ASSERTING THE INVALIDITY OF THIS AGREEMENT OR (B) WHICH
MATERIALLY AND ADVERSELY AFFECT THE PERFORMANCE BY SELLER OF ITS OBLIGATIONS
UNDER, OR THE VALIDITY OR ENFORCEABILITY OF, THIS AGREEMENT.

     6. THIS AGREEMENT IS A VALID, LEGAL AND BINDING AGREEMENT OF SELLER,
ENFORCEABLE AGAINST SELLER IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH
ENFORCEMENT MAY BE LIMITED BY (1) LAWS RELATING TO BANKRUPTCY, INSOLVENCY,
REORGANIZATION, RECEIVERSHIP OR MORATORIUM, (2) OTHER LAWS RELATING TO OR
AFFECTING THE RIGHTS OF CREDITORS GENERALLY, (3) GENERAL EQUITY PRINCIPLES
(REGARDLESS OF WHETHER SUCH ENFORCEMENT IS CONSIDERED IN A PROCEEDING IN EQUITY
OR AT LAW) OR (4) PUBLIC POLICY CONSIDERATIONS UNDERLYING THE SECURITIES LAWS,
TO THE EXTENT THAT SUCH PUBLIC POLICY CONSIDERATIONS LIMIT THE ENFORCEABILITY OF
THE PROVISIONS OF THIS AGREEMENT THAT PURPORT TO

                                       28

PROVIDE INDEMNIFICATION FROM LIABILITIES UNDER APPLICABLE SECURITIES LAWS.

          Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

          In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate laws of the State of Delaware and the State of New York, as applicable.

G. SUCH OTHER OPINIONS OF COUNSEL AS ANY RATING AGENCY MAY REQUEST IN CONNECTION
WITH THE SALE OF THE MORTGAGE LOANS BY SELLER TO PURCHASER OR SELLER'S EXECUTION
AND DELIVERY OF, OR PERFORMANCE UNDER, THIS AGREEMENT.

H. A LETTER FROM DELOITTE & TOUCHE, CERTIFIED PUBLIC ACCOUNTANTS, DATED THE DATE
HEREOF, TO THE EFFECT THAT THEY HAVE PERFORMED CERTAIN SPECIFIED PROCEDURES AS A
RESULT OF WHICH THEY DETERMINED THAT CERTAIN INFORMATION OF AN ACCOUNTING,
FINANCIAL OR STATISTICAL NATURE SET FORTH IN THE MEMORANDUM AND THE PROSPECTUS
SUPPLEMENT AGREES WITH THE RECORDS OF SELLER.

I. SUCH FURTHER CERTIFICATES, OPINIONS AND DOCUMENTS AS PURCHASER MAY REASONABLY
REQUEST.

J. AN OFFICER'S CERTIFICATE OF PURCHASER, DATED AS OF THE CLOSING DATE, WITH THE
RESOLUTIONS OF PURCHASER AUTHORIZING THE TRANSACTIONS DESCRIBED HEREIN ATTACHED
THERETO, TOGETHER WITH CERTIFIED COPIES OF THE CHARTER, BY-LAWS AND CERTIFICATE
OF GOOD STANDING OF PURCHASER DATED NOT EARLIER THAN 30 DAYS PRIOR TO THE
CLOSING DATE.

K. SUCH OTHER CERTIFICATES OF PURCHASER'S OFFICERS OR OTHERS AND SUCH OTHER
DOCUMENTS TO EVIDENCE FULFILLMENT OF THE CONDITIONS SET FORTH IN THIS AGREEMENT
AS SELLER OR ITS COUNSEL MAY REASONABLY REQUEST.

L. AN EXECUTED BILL OF SALE IN THE FORM ATTACHED HERETO AS EXHIBIT 4.

LVI. COSTS. Seller shall pay Purchaser the costs and expenses as agreed upon by
Seller and Purchaser in a separate Letter of Understanding dated July 29, 2005.

LVII. NOTICES. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered

                                       29

or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d)
transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to Purchaser, addressed to
Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036,
Attention: Andrew Berman, with a copy to Morgan Stanley Capital I Inc., 1585
Broadway, New York, New York 10036, Attention: Legal Department (or such other address as may hereafter be furnished in writing by Purchaser), or if (ii) to
Seller, addressed to Seller at 303 Peachtree Street, 26th Floor, Atlanta, GA
30308, Attention: James Bennison, Managing Director (or to such other address as
Seller may designate in writing).

LVIII. SEVERABILITY OF PROVISIONS. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

LIX. FURTHER ASSURANCES. Seller and Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

LX. SURVIVAL. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

LXI. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND
RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                                       30

LXII. BENEFITS OF MORTGAGE LOAN PURCHASE AGREEMENT. This Agreement shall inure to the benefit of and shall be binding upon Seller, Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the rights and obligations of Purchaser pursuant to Sections
2, 4.1 (other than clause 4.1.7), 5, 9, 10, 11, 12 and 13 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and
Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

LXIII. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of Seller under this Agreement shall not be assigned by Seller without the prior written consent of Purchaser, except that any person into which Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Seller is a party, or any person succeeding to the entire business of Seller shall be the successor to
Seller hereunder.

LXIV. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding (solely with respect to those portions of this Agreement that are not assigned to the Trustee), the
Indemnification Agreement and the Pooling and Servicing Agreement), and
supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

                                       31

          IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                        SUNTRUST BANK

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        MORGAN STANLEY CAPITAL I INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                       32

                                   EXHIBIT 1
                             MORTGAGE LOAN SCHEDULE

                                       1-1

                                    EXHIBIT 2
                    REPRESENTATIONS AND WARRANTIES REGARDING
                           INDIVIDUAL MORTGAGE LOANS

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule is complete, true and correct in all material respects as of the
Cut-Off Date.

          2. Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a
whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had
good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage
Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the
Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

          3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date, in each case, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the Title Insurance Policy, (c) exceptions and exclusions specifically referred to in such Title Insurance Policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or
(d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e)
if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a)
through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the
Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such
Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate

                                       2-1

the related Mortgaged Property as it is currently being operated. A Uniform
Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

          5. Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note,
Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

          7. Condition of Property; Condemnation. (i) With respect to the
Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on
Schedule A to this Exhibit 2, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report within 18 months prior to the Cut-Off Date as set forth on Schedule A to this
Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The
Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the
Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, (x) all of the material improvements on the related

                                      2-2

Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the
Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, (y) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged
Property, except those encroachments that are insured against by the Title
Policy referred to herein, and (z) the Mortgaged Property securing each Mortgage
Loan is located on or adjacent to a public road, or has access to an easement permitting ingress and egress.

          8. Title Insurance. Each Mortgaged Property is covered by an American
Land Title Association (or an equivalent form of) lender's title insurance policy or a pro forma or marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the
"Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related
Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such
Title Policy. Immediately following the transfer and assignment of the related
Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

          9. No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto.
With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the
Closing Date have been complied with, or any such funds so escrowed have not been released.

          10. Mortgage Provisions. The Mortgage Note or Mortgage for each
Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13)
such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

          11. Trustee under Deed of Trust. If any Mortgage is a deed of trust,
(1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related
Mortgagor or in connection with any full or partial release of the related
Mortgaged Property or related security for the related Mortgage Loan.

          12. Environmental Conditions.

                                       2-3

          (i)  Except as set forth on Schedule A to this Exhibit 2, with respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-Off Date, an environmental site assessment prepared to ASTM standards, or an update of a previous
               assessment, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the related
               Mortgage Loan, a report of the most recent assessment with respect to each Mortgaged Property (an "Environmental Report")
               has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such Environmental Report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such
               Environmental Report disclosed the existence of a material and adverse environmental condition or circumstance affecting any
               Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or
               circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to
               establish an operations and maintenance plan. Each Mortgage Loan set forth on Schedule C to this Exhibit 2 (each, a "Schedule C
               Loan") is the subject of a Secured Creditor Impaired Property
               Policy, issued by the issuer set forth on Schedule C (the "Policy
               Issuer") and effective as of the date thereof (the "Environmental
               Insurance Policy"). Except as set forth on Schedule A to this
               Exhibit 2, with respect to each Schedule C Loan, (i) to the
               Seller's knowledge, the Environmental Insurance Policy is in full force and effect, (ii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing materials ("ACM") and radon gas ("RG") at each related Mortgaged Property and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG
               environmental condition or circumstance affecting the related
               Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage
               Loan or provide additional security, or establish with the lender a reserve from loan proceeds, in an amount deemed to be
               sufficient by the Seller for the remediation of the problem and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage
               Loan, (iii) on the effective date of the Environmental Insurance
               Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the
               Mortgaged Property (other than the existence of LBP, ACM or RG)
               that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer or (c) an engineering or other report

                                       2-4

               provided to the Policy Issuer and (iv) the premium of any
               Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

          (ii) With respect to the Mortgaged Properties securing the Mortgage
               Loans that were not the subject of an environmental site
               assessment prepared to ASTM standards within 18 months prior to the Cut-Off Date as set forth on Schedule A to this Exhibit 2,
               (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged
               Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such
               Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged
               Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

               "Hazardous Materials" means gasoline, petroleum products,
               explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the
               Comprehensive Environmental Response, Compensation and Liability
               Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.), the
               Hazardous Materials Transportation Act as amended (42 U.S.C.
               Sections 6901 et seq.), the Federal Water Pollution Control Act
               as amended (33 U.S.C. Sections 1251 et seq.), the Clean Air Act
               (42 U.S.C. Sections 1251 et seq.) and any regulations promulgated pursuant thereto.

          13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor or any guarantor of any non-recourse exceptions and environmental liability is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other

                                       2-5

similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

          14. Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related
Mortgage Loan and the replacement cost of the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation; (b) a business interruption or rental loss insurance policy, in an amount at least equal to twelve months of operations of the Mortgaged Property estimated as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the
Federal Emergency Management Agency as having special flood hazards and the
Federal Emergency Management Agency requires flood insurance to be maintained);
and (d) a comprehensive general liability insurance policy not less than $1 million per occurrence. Each insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination, reduction of coverage or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will (or at the lender's option will) be applied (a)
to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or
(c) to the reduction of the principal amount of the Mortgage Loan.

          15. Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

                                      2-6

          17. Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a
Mortgaged Property (a "Ground Lease" which term shall include any related estoppel letter or lender protection agreement between Seller and related lessor), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

          (i)  Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related
               Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related
               Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage
               File;

          (ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

          (iii) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required for assignment to Purchaser, it has been obtained prior to the Closing Date) and is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it either has been obtained or it cannot be unreasonably
               withheld;

          (iv) Such Ground Lease is in full force and effect, the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented
               thereto, the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

          (v)  Such Ground Lease (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the
               Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the
               Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

          (vi) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease,

                                      2-7

               which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

          (vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Maturity Date of the related Mortgage Loan;

          (viii) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses
               (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as
               commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

          (ix) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged
               Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

          (x)  Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

          18. Escrow Deposits. All escrow deposits and payments relating to each
Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

          19. LTV Ratio. The gross proceeds of each Mortgage Loan to the related
Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event

                                      2-8

the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such
Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section
1.860G-2(a)(1)(ii)).

          20. Mortgage Loan Modifications. Any Mortgage Loan that was
"significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i)
of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

          21. Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage
Loan.

          22. No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title
Policy referred to herein.

          23. Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws and any other applicable material laws in effect at its date of origination.

          24. Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

          25. Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a predetermined or objectively determinable release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the

                                       2-9

meaning of Treas. Reg. Section 1.1001-3 and (b) would not cause such Mortgage
Loan to fail to be a "qualified mortgage" within the meaning of Section
860G(a)(3)(A) of the Code.

          26. No Equity Participation or Contingent Interest. No Mortgage Loan
contains any equity participation by the lender or shared appreciation feature or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment
Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property. Neither the Seller nor any affiliate thereof has any obligation to make a capital contribution to the
Mortgagor under the Mortgage Loan or otherwise.

          27. No Material Default. There exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller.

          28. Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related
Mortgage Loan.

          29. Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged
Property is located, the improvements located on or forming part of each
Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related
Mortgage Loan by the Seller hereunder.

          30. Junior Liens. None of the Mortgage Loans permits the related
Mortgaged Property to be encumbered by any lien (other than a Permitted
Encumbrance) junior to or of equal priority with the lien of the related
Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The
Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

          31. Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related
Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

                                      2-10

          32. Servicing. The servicing and collection practices used by the
Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

          33. Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related
Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated.

          34. Assisted Living Facility Regulation. If the Mortgaged Property is
operated as an assisted living facility, to the Seller's knowledge (a) the related Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property and (b) if the operator of the Mortgaged Property participates in Medicare or
Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

          35. Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the
Purchaser.

          36. Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

          37. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

                                      2-11

          38. Non-Recourse Exceptions. The Mortgage Loan documents for each
Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person
(and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds, condemnation awards and breaches of the environmental covenants in the
Mortgage Loan documents.

          39. Defeasance and Assumption Costs. The related Mortgage Loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged
Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage
Loan.

          40. Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended)
or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

          41. Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted "customary prepayment penalties" within the meaning of
Treasury Regulation Section 1.860G-1(b)(2).

          42. Terrorism Insurance. With respect to each Mortgage Loan that has a principal balance as of the Cut-off Date that is greater than or equal to
$17,500,000, the related all risk insurance policy and business interruption policy do not specifically exclude Acts of Terrorism, as defined in the
Terrorism Risk Insurance Act of 2002, from coverage, or if such coverage is excluded, is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, do not, as of the date hereof, specifically exclude Acts of Terrorism from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each of the
Mortgage Loans, the related Mortgage Loan documents do not waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on
Schedule A.

          43. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulation
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulation
Sections 1.860G-2(a)(3) and 1.860G-2(f)(2) that treat a defective obligation as a qualified mortgage, or any substantially similar provision).

                                      2-12

          44. No Fraud in Origination. A court of competent jurisdiction will not find, in a final non-appealable judgment, that an employee of Seller actively participated with the Borrower in any intentional fraud in connection with the origination of the Mortgage Loan. To the Seller's knowledge, no
Borrower is guilty of defrauding or making an intentional material misrepresentation to Seller in connection with the origination of the Mortgage
Loan.

          45. Foreclosure Property. The Seller is not selling any Mortgage Loan as part of a plan to transfer the underlying Mortgaged Property to the
Purchaser, and the Seller does not know or, to the Seller's knowledge, have reason to know that any Mortgage Loan will default. The representations in this paragraph 45 are being made solely for the purpose of determining whether the
Mortgaged Property, if acquired by the Trust, would qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, and may not be relied upon or used for any other purpose. Such representations shall not be construed as a guarantee to any degree that defaults or losses will not occur.

          46. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots containing no other property, or is subject to an endorsement under the related Title Policy insuring same, or an application for the creation of separate tax lots complying in all respects with the applicable laws and requirements of the applicable governing authority has been made and approved by the applicable governing authority and such tax lots shall be effective for the next tax year.

                                      2-13

                                   SCHEDULE A

                  Exceptions to Representations and Warranties

                                   SCHEDULE B

     List of Mortgagors that are Third-Party Beneficiaries Under Section 5.2

                                   SCHEDULE C

  LIST OF MORTGAGE LOANS SUBJECT TO SECURED CREDITOR IMPAIRED PROPERTY POLICIES

                                       3-1

                                    EXHIBIT 3
                               PRICING FORMULATION

                                       3-1

                                    EXHIBIT 4
                                  BILL OF SALE

          1. Parties. The parties to this Bill of Sale are the following:

             Seller:    SunTrust Bank
             Purchaser: Morgan Stanley Capital I Inc.

          2. Sale. For value received, Seller hereby conveys to Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan
Purchase Agreement, dated as of July 29, 2005 (the "Mortgage Loan Purchase
Agreement"), between Seller and Purchaser and all of the following property:

          (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage
     Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

          (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a)
     above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

          (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

          3. Purchase Price. The amount and other consideration set forth on
Exhibit 3 to the Mortgage Loan Purchase Agreement.

          4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                       4-1

          IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of
Sale to be duly executed and delivered on this 29th day of July, 2005.

SELLER:                                 SUNTRUST BANK

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

PURCHASER:                              MORGAN STANLEY CAPITAL I INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                    EXHIBIT 5
                        FORM OF LIMITED POWER OF ATTORNEY

                                      4-1

                                    EXHIBIT L

                            FORM OF INSPECTION REPORT

              [Available at CMSA Website version 3.0 dated 4/01/03]

                                    EXHIBIT M

                    FORM OF MONTHLY CERTIFICATEHOLDER REPORT

                    SUBSTANTIALLY SIMILAR TO THE INFORMATION

                      REPEATED IN THE FORM OF STATEMENT TO

                            CERTIFICATEHOLDERS IN THE

                              PROSPECTUS SUPPLEMENT

                                    EXHIBIT N

                   FORM OF OPERATING STATEMENT ANALYSIS REPORT

              [Available At CMSA Website version 3.0 dated 4/01/03]

                                    EXHIBIT O

                                   [RESERVED]

                                    EXHIBIT P

                                   [RESERVED]

                                    EXHIBIT Q

                                   [RESERVED]

                                    EXHIBIT R

                                   [RESERVED]

                                   EXHIBIT S-1

            FORM OF POWER OF ATTORNEY FOR WELLS FARGO MASTER SERVICER

RECORDING REQUESTED BY:
WELLS FARGO BANK, N.A.

AND WHEN RECORDED MAIL TO:

WELLS FARGO BANK, N.A.
555 Montgomery Street, 17th Floor
San Francisco, CA 94111
Attention: Commercial Mortgage Pass-
   Through Certificates Series 2005-HQ6

                    Space above this line for Recorder's use
________________________________________________________________________________

                            LIMITED POWER OF ATTORNEY
                                    (MASTER)

          KNOW ALL MEN BY THESE PRESENTS, that LASALLE BANK NATIONAL
ASSOCIATION, as trustee for Morgan Stanley Capital I Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-HQ6 ("Trustee"), under that certain
Pooling and Servicing Agreement dated as of August 1, 2005 (the "Pooling and
Servicing Agreement"), does hereby nominate, constitute and appoint WELLS FARGO
BANK, NATIONAL ASSOCIATION, as Master Servicer under the Pooling and Servicing
Agreement ("Wells Fargo Bank"), as its true and lawful attorney-in-fact for it and in its name, place, stead and for its use and benefit:

          To perform any and all acts which may be necessary or appropriate to enable Wells Fargo Bank to service and administer the Mortgage Loans (as defined in the Pooling and Servicing Agreement) in connection with the performance by
Wells Fargo Bank of its duties as Master Servicer under the Pooling and
Servicing Agreement, giving and granting unto Wells Fargo Bank full power and authority to do and perform any and every act necessary, requisite, or proper in connection with the foregoing and hereby ratifying, approving or confirming all that Wells Fargo Bank shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has caused this limited power of attorney to be executed as of this ___ day of _________, 2005.

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as trustee for Morgan Stanley Capital I
                                        Inc., Commercial Mortgage Pass-Through
                                        Certificates, Series 2005-HQ6

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                           ALL-PURPOSE ACKNOWLEDGEMENT

                                        )
                                        )
                                        )

     On ______________ before me, _________________________________________
             Date                    Name and Title of Officer (i.e., Your Name,
                                     Notary Public)

personally appeared ________________________________________________________
                                    Name(s) of Document Signer(s)

____________________________________________________________________________
personally known to me (or proved to me on the basis of satisfactory evidence)
to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s)
acted, executed the instrument.

     WITNESS my hand and official seal.

     ----------------------------------
            Signature of Notary

                                           (Affix seal in the above blank space)

                                  EXHIBIT S-1A

                FORM OF POWER OF ATTORNEY FOR PAR MASTER SERVICER

RECORDING REQUESTED BY:
PRUDENTIAL ASSET RESOURCES, INC.

AND WHEN RECORDED MAIL TO:

PRUDENTIAL ASSET RESOURCES, INC.
[ADDRESS]

                    Space above this line for Recorder's use
________________________________________________________________________________

                            LIMITED POWER OF ATTORNEY
                                    (MASTER)

          KNOW ALL MEN BY THESE PRESENTS, that LASALLE BANK NATIONAL
ASSOCIATION, as trustee for Morgan Stanley Capital I Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-HQ6 ("Trustee"), under that certain
Pooling and Servicing Agreement dated as of August 1, 2005 (the "Pooling and
Servicing Agreement"), does hereby nominate, constitute and appoint PRUDENTIAL
ASSET RESOURCES, INC., as Master Servicer under the Pooling and Servicing
Agreement ("PAR"), as its true and lawful attorney-in-fact for it and in its name, place, stead and for its use and benefit:

          To perform any and all acts which may be necessary or appropriate to enable PAR to service and administer the Mortgage Loans (as defined in the
Pooling and Servicing Agreement) in connection with the performance by PAR of its duties as Master Servicer under the Pooling and Servicing Agreement, giving and granting unto PAR full power and authority to do and perform any and every act necessary, requisite, or proper in connection with the foregoing and hereby ratifying, approving or confirming all that PAR shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has caused this limited power of attorney to be executed as of this ___ day of _________, 2005.

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as trustee for Morgan Stanley Capital I
                                        Inc., Commercial Mortgage Pass-Through
                                        Certificates, Series 2005-HQ6

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                           ALL-PURPOSE ACKNOWLEDGEMENT

                                        )
                                        )
                                        )

     On ______________ before me, _________________________________________
             Date                    Name and Title of Officer (i.e., Your Name,
                                     Notary Public)

personally appeared ________________________________________________________
                                  Name(s) of Document Signer(s)

____________________________________________________________________________
personally known to me (or proved to me on the basis of satisfactory evidence)
to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s)
acted, executed the instrument.

     WITNESS my hand and official seal.

     ----------------------------------
             Signature of Notary

                                           (Affix seal in the above blank space)

                                   EXHIBIT S-2

                 FORM OF POWER OF ATTORNEY FOR SPECIAL SERVICER

RECORDING REQUESTED BY:
CWCAPITAL ASSET MANAGEMENT LLC

AND WHEN RECORDED MAIL TO:

CWCAPITAL ASSET MANAGEMENT LLC
One Charles River Place
63 Kendrick Street
Needham, MA 02494
Attention: Commercial Mortgage Pass-
   Through Certificates Series 2005-HQ6

                    Space above this line for Recorder's use
________________________________________________________________________________

                            LIMITED POWER OF ATTORNEY
                                    (SPECIAL)

          KNOW ALL MEN BY THESE PRESENTS, that LASALLE BANK NATIONAL
ASSOCIATION, as trustee for Morgan Stanley Capital I Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-HQ6 ("Trustee"), under that certain
Pooling and Servicing Agreement dated as of August 1, 2005 (the "Pooling and
Servicing Agreement"), does hereby nominate, constitute and appoint CWCAPITAL
ASSET MANAGEMENT LLC, as Special Servicer under the Pooling and Servicing
Agreement ("CWCAPITAL"), as its true and lawful attorney-in-fact for it and in its name, place, stead and for its use and benefit:

          To perform any and all acts which may be necessary or appropriate to enable CWCAPITAL to service and administer the Mortgage Loans (as defined in the
Pooling and Servicing Agreement) in connection with the performance by CWCAPITAL of its duties as Special Servicer under the Pooling and Servicing Agreement, giving and granting unto CWCAPITAL full power and authority to do and perform any and every act necessary, requisite, or proper in connection with the foregoing and hereby ratifying, approving or confirming all that CWCAPITAL shall lawfully do or cause to be done by virtue hereof.

                                      S-2-1

          IN WITNESS WHEREOF, the undersigned has caused this limited power of attorney to be executed as of this ___ day of  _________, 2005.

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as trustee for Morgan Stanley Capital I
                                        Inc., Commercial Mortgage Pass-Through
                                        Certificates, Series 2005-HQ6

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                      S-2-2

                           ALL-PURPOSE ACKNOWLEDGEMENT

                                        )
                                        )
                                        )

     On ______________ before me, _________________________________________
             Date                    Name and Title of Officer (i.e., Your Name,
                                     Notary Public)

personally appeared ____________________________________________________________
                                    Name(s) of Document Signer(s)

____________________________________________________________________________
personally known to me (or proved to me on the basis of satisfactory evidence)
to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s)
acted, executed the instrument.

     WITNESS my hand and official seal.

     ----------------------------------
             Signature of Notary

                                           (Affix seal in the above blank space)

                                      S-2-3

                                    EXHIBIT T

                 FORM OF DEBT SERVICE COVERAGE RATIO PROCEDURES

     "Debt Service Coverage Ratios" generally means the ratio of "Underwritable
Cash Flow" estimated to be produced by the related Mortgaged Property to the annualized amount of debt service payable under that Mortgage Loan.
"Underwritable Cash Flow" in each case is an estimate of stabilized cash flow available for debt service. In general, it is the estimated stabilized revenue derived from the use and operation of a Mortgaged Property (consisting primarily of rental income) less the sum of (a) estimated stabilized operating expenses
(such as utilities, administrative expenses, repairs and maintenance, management fees and advertising), (b) fixed expenses (such as insurance, real estate taxes and, if applicable, ground lease payments) and (c) capital expenditures and reserves for capital expenditures, including tenant improvement costs and leasing commissions. Underwritable Cash Flow generally does not reflect interest expenses and non-cash items such as depreciation and amortization. In determining Underwritable Cash Flow for a Mortgaged Property, the Master
Servicer may rely on rent rolls and other generally unaudited financial information provided by the respective borrowers and may estimate cash flow taking into account historical financial statements, material changes in the operating position of the Mortgaged Property, and estimated capital expenditures, leasing commissions and tenant improvement reserves. The Master
Servicer may make certain changes to operating statements and operating information obtained from the respective borrowers.

                                   EXHIBIT U-1

                             (WELLS MASTER SERVICER)

        Form of Assignment and Assumption Submission to Special Servicer

PRESENT MORTGAGOR:

PROPOSED MORTGAGOR:

PRIMARY SERVICER #:

SPECIAL SERVICER #:

COLLATERAL TYPE:                  (Retail, Industrial, Apartments, Office, etc.)

ADDRESS:                          PROPERTY ADDRESS

                                  CITY, STATE, ZIP CODE

ASSET STATUS:                     As of (date)

   Principal Balance:             $
   Unpaid Accrued Interest:       $
   Unpaid Late Fees/other fees:   $
   Tax Escrow Balance:            $

          A.   INSURANCE ESCROW BALANCE: $

   Reserve Escrow Balance:        $
   Monthly (P&I) Payment:         $
   Interest Rate:                 %
   Date Principal Paid To:
   Date Interest Paid To:
   Maturity Date:
   Origination Date:

EXECUTIVE SUMMARY:

1. Summarize the transaction

     a.   note any significant modification of terms of the Loan Documents permitting assumption that could result in Adverse REMIC Event

2. Discuss proposed Mortgagor entity and ownership structure

     a.   include any changes in level of SAE or SPE compliance from existing
          Mortgagor as noted on Asset Summary attached)

3. How will title be held

4. Source of cash for down payment

5. Briefly describe collateral

     a.   Size, occupancy, primary tenants, location

     b.   Prior year NOI and DSCR and Pro-forma NOI DSCR

6. Complete the chart below:

The sale terms and property characteristics are summarized as follows:

----------------------------------------------------
Purchase price                               $
----------------------------------------------------
Buyer down payment                           $ (%)
----------------------------------------------------
Estimated closing date
----------------------------------------------------
1% loan fee split: Principal                 40% - $
----------------------------------------------------
   ____________, Master Serv.                10% - $
----------------------------------------------------
   CWCAPITAL, Special Serv.                  50% - $
----------------------------------------------------
Most recent appraised value according to     $
appraisal in Primary Servicer's possession
----------------------------------------------------
Loan-to-value as if initial underwriting     %
----------------------------------------------------
Occupancy as of                              %
----------------------------------------------------
12/31/__ NOI                                 $
----------------------------------------------------
Debt service coverage as of                  x
----------------------------------------------------

FINANCIAL CONDITION OF PROPOSED MORTGAGOR/GUARANTOR:

1.   Explain background and experience of the proposed Mortgagor/principals;
     describe any deficiencies in Mortgagor's ability to meet creditworthiness and experience requirements of Loan Documents and compare creditworthiness and experience of proposed Mortgagor to that of transferring Mortgagor to the extent information about transferring Mortgagor is available.

2.   State date of the financial statement, who prepared, if CPA, state the opinion rendered, how assets are valued

3.   Highlight Balance sheet and Income statement

     a.   Describe significant assets (e.g. obtain from proposed Mortgagor and
          Guarantor (as applicable) information about how it values its assets)

     b.   Related debt

4.   For public companies that have historical financial information:

     a.   Spread Balance Sheet for minimum of two (2) years (request three (3)
          years, if available)

     b.   Spread and commonsize Income statement for minimum of two (2) years
          (request three (3) years, if available);

5.   Explain results of credit checks, legal searches and banking credit references (two required)

6.   If Rating Agency Confirmation is permitted under applicable Loan Documents, note if such Confirmation will be sought

7.   Describe whether assigning Mortgagor and/or Guarantors will be released from its obligations under the Loan Documents [from and after the date of the transfer]. If so, describe extent of release and rationale for it.

PROJECT STATUS & DESCRIPTION: (See attached Asset Summary, most recent
Inspection Report and most recent rent roll)

1. Describe any current, material issues regarding the operating status of the property: (e.g. issues surrounding current occupancy, anchor tenants, tenant rollover)

PROPERTY FINANCIAL SUMMARY: (See attached Income and Expense Statements for
Mortgaged Property and year-to-date operating statements)

NEW ENVIRONMENTAL AND ENGINEERING DEVELOPMENTS (IF ANY) AND STATUS OF ISSUES
IDENTIFIED IN ORIGINAL REPORTS OR LOAN DOCUMENTS AS NEEDING REMEDIATION: (See
attached Asset Summary)

1. Describe any material issues requiring remediation contained in original reports

2. Describe current status of issue and remediation

ESCROW STATUS:

1. Explain status of all reserves

PROPERTY MANAGEMENT SUMMARY:

1. Who is proposed property management firm

2. Background and Experience

COLLATERAL VALUATION:

1. Discuss the original appraisal

     A.   Who prepared

     B.   Attach Executive Summary and discussion of approach to value given most weight from most recent appraisal in Primary Servicer's possession

2. Comparison of the following (original to actual property):

     A.   Vacancy

     B.   Rents

     C.   Taxes

     D.   Other Key Expenses

          Current Market Conditions:

          Briefly state material current real estate market dynamics and economic influences that may affect the operational performance of the property.

RECOMMENDATION:

1.   STATE RECOMMENDATION FOR APPROVAL.

2.   HIGHLIGHT STRENGTHS AND WEAKNESSES. HOW ARE WEAKNESSES MITIGATED? (BULLET
     POINTS ARE FINE)

REQUEST FOR SPECIAL SERVICER CONSENT:

Primary Servicer hereby recommends and requests consent of Special Servicer to the foregoing Assignment and Assumption.

[ ]

By:
    ---------------------------------
Title:
       ------------------------------
Date:
      -------------------------------

Consent to Assignment & Assumption is
given:
CWCAPITAL ASSET MANAGEMENT LLC,
acting solely in its capacity as
Special Servicer

By:
    ---------------------------------
Title:
       ------------------------------
Date:
      -------------------------------

                  SCHEDULE OF EXHIBITS TO ASSUMPTION SUBMISSION

1.   Financial statements of purchasing entity and any guarantors (audited, if available)

2.   Financial statement of selling entity only if available

3.   Bank and /or credit references for transferee

4.   Credit report for principal(s) of the proposed borrowing entity.

5.   Most recent Income & Expense Statement for Mortgaged Property and operating statement review

6.   Income & Expense Statement for Mortgaged Property for previous two (2)
     years to the extent available

7.   Most recent Property Inspection report

8.   Original Asset Summary for Mortgaged Property

9.   Purchase and Sale Agreement

10.  If available from Mortgagor, diagram of proposed ownership structure, including percentages of ownership

11.  Proposed property management agreement

12.  Description and source of equity being used for the purchase, if available

13.  Most recent Rent Roll

14.  Copy of Promissory Note, Mortgage and any Loan Agreement

15.  Other items as required by the description set forth above

                                   EXHIBIT U-2

                              (PAR MASTER SERVICER)

        Form of Assignment and Assumption Submission to Special Servicer

                                       and

      Form of Additional Lien, Monetary Encumbrance and Mezzanine Financing
                   Submission Package to the Special Services

                    MORGAN STANLEY CAPITAL I INC. COMMERCIAL
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-HQ6

                          ASSUMPTION/TRANSFER CASE PLAN

                               BORROWER / SELLER:

                                     [NAME]

                             PURCHASER / ASSUMPTOR:
                                     [NAME]

                                PROPERTY ADDRESS
                                [STREET ADDRESS]
                             [CITY, STATE, ZIP CODE]

                               [SUB-SERVICER NAME]
                               SUB-SERVICER LOAN #
                        (NAME OF MASTER SERVICER) LOAN #

                                  PREPARED BY:
                                     [NAME]
                                     [TITLE]
                                     [DATE]

                                 DATE SUBMITTED

                          TO (NAME OF MASTER SERVICER)
                                     [DATE]

SECTION                                                                  PAGE(S)
-------                                                                  -------

EXECUTIVE SUMMARY                                                              3

ASSUMPTION CASE MEMORANDUM                                                4 - XX

EXHIBIT A - Current OSAR/NOIWS

EXHIBIT B - Current Operating Statement and Rent Roll

EXHIBIT C - Current Property Inspection with photographs

EXHIBIT D - Organization chart(s) of new borrowing entity and old borrowing entity

EXHIBIT E - Current Financial statements of current borrower/principals

EXHIBIT F - Financial statements and resume of new borrower/purchasing entity/principals

EXHIBIT G - Credit References/reports for new borrower principals (Credit
Bureaus, Lexis/Nexus, D&B)

EXHIBIT H - Tax Returns of new borrower/principals (3 years)

EXHIBIT I - Certification/Documentation of OFAC or other protected person list search for each Principal/Entity of Proposed Assumptor

EXHIBIT J - Credit info on new management company and management agreement

EXHIBIT K - Reserve and Current Status Screens from loan system

EXHIBIT L - EVIDENCE OF DOWN PAYMENT

EXHIBIT M - OTHER RELEVANT SUPPORTING DOCUMENTATION

                                EXECUTIVE SUMMARY

                                  DATE: [Date]



===============================================================================================
                                                                 TOTAL RELATED DEBT WITHIN POOL
SUB-SERVICER LOAN #   PRO SUP #   ASSET MANAGER   PHONE NUMBER   PRO SUP # (No.)   $ (amount)
-----------------------------------------------------------------------------------------------
BORROWER:                    DELEGATION(S) OF AUTHORITY: xxxxxxx   PSA - Section [Section No.]
===============================================================================================
                          UNPAID
                        COLLECTION
OUTSTANDING            EXPENSES AND    ACCRUED   PAID TO      DATE OF     MATURITY
 PRINCIPAL    ESCROW     LATE FEES    INTEREST     DATE    LAST PAYMENT     DATE
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------


PROPOSAL:

Pursuant to Section: [Section No.] of the PSA and [Section No.] of the Deed of
Trust and Security Agreement, approval is requested to consent to the transfer of ownership of collateral and assumption of the subject Mortgage Loan, and sale of the property from ___________ ("Borrower") to a recently formed
Single-Purpose Entity [if required] entitled ___________ ("Purchaser").

Waiver of the "Due-on-Sale" provisions of Section [Section No.] of the [Describe the Security Instruments, i.e., Multifamily Deed of Trust, Assignment of Rents
and Security Agreement].

Pursuant to Section [Section No.] of the Deed of Trust and Security Agreement,
the Borrower has submitted a $_________ non-refundable application fee.
Concurrently with the sale, assumption, and transfer, the Borrower will be required to pay a non-refundable assumption fee in the estimated amount of
$_________. Additionally, the Borrower will be responsible for all out-of-pocket costs and expenses associated with the sale and assumption.

*    The present Borrower(s) / Principal(s) / Guarantor(s) [will/will not] be released from any future liability under the _________ [recourse/exceptions to non-recourse] provisions of the loan documents. [List Name/Title]

*    The Purchaser / Principal(s) / Guarantor(s) will assume all liabilities contained in the existing loan documents. [List Name/Title]

*    Purchaser will be a Single-Purpose Entity as per PSA Section: [Section
     No.].

*    [Other conditions]

--------------------------------------------------------------------------------
COLLATERAL: [Brief Description]
================================================================================
This proposal is in compliance with the provision(s) of the respective servicing contract.
================================================================================
                  SUB-SERVICER APPROVALS (ADJUST AS NECESSARY)
--------------------------------------------------------------------------------
                                    SUB-SERVICER INTERNAL
ASSET MANAGER   PORTFOLIO MANAGER         COMMITTEE         OTHER [Name]

--------------------------------------------------------------------------------
[ ] Approve     [ ] Approve         [ ] Approve             [ ] Approve
[ ] Decline     [ ] Decline         [ ] Decline             [ ] Decline
[ ] No Action   [ ] No Action       [ ] No Action           [ ] No Action

Date:           Date:               Date:                   Date:
--------------------------------------------------------------------------------
COMMITTEE COMMENTS:

Approval Expiration Date: [Per Sub-Servicer's Internal Policy if any]
================================================================================

                           ASSUMPTION CASE MEMORANDUM

SECTION I / DESCRIPTION OF EXISTING MORTGAGE LOAN AND COLLATERAL:

THE NOTE IS SECURED BY A MORTGAGE, DEED OF TRUST, ASSIGNMENT OF RENTS AND
SECURITY AGREEMENT. SECTION [Section No.] OF THE [Mortgage][Deed of Trust]
ADDRESSES THE TRANSFER OF THE PROPERTY AND STATES THAT THE LENDER MAY DECLARE
ALL SUMS TO BE IMMEDIATELY DUE AND PAYABLE UNLESS THE PROPOSED PURCHASER'S
CREDITWORTHINESS AND ARRANGEMENT ABILITY ARE SATISFACTORY TO LENDER AND THE
PURCHASER EXECUTES A WRITTEN ASSUMPTION AGREEMENT CONTAINING TERMS REQUIRED BY
LENDER. THE LOAN DOCUMENTS [do/do not] REQUIRE THE BORROWER TO BE A SINGLE ASSET
AND/OR, SINGLE PURPOSE ENTITY.

DESCRIPTION OF EXISTING LOAN

SUB-SERVICER LOAN NO:      MONTHLY P&I:
BORROWER(S):            MONTHLY TAX ESCROW:
BORROWER TYPE:             TAX ESCROW BALANCE:
ORIGINATION DATE:       TAX STATUS:
ORIGINAL BALANCE:       MONTHLY INSURANCE ESCROW:
CURRENT BALANCE:        INSURANCE ESCROW BALANCE:
ASSUMPTION FEE RATE:       INSURANCE STATUS:
ASSUMPTION AMOUNT:         MONTHLY OTHER ESCROW:
PAYMENT STATUS:            OTHER ESCROW STATUS:
NEXT PAY DATE:             PRIOR LIENS:
MATURITY DATE:             RECOURSE:
CURRENT RATE:              PRINCIPAL(S):
FIXED/VARIABLE:            GUARANTOR(S):
AMORTIZATION:              PAYMENT HISTORY LAST 12 MONTHS:
WATCHLIST LOAN (Y/N):      LOCKOUT PERIOD ENDS:
CROSS-COLLATERALIZED:

[Discuss the ownership of the asset, terms of the Note, including the recourse provisions, security, interest rate and adjustments required, prepayment penalty, etc.]

CURRENT DESCRIPTION OF COLLATERAL

PROPERTY NAME:             CURRENT LTV:
PROPERTY ADDRESS:       CONSTRUCTION TYPE:
NUMBER OF BLDGS.:       PROPERTY MANAGER:
NUMBER OF STORIES:      YEARS ON SITE:
NUMBER OF UNITS:        PROPERTY VALUE:
NET RENTABLE SQ. FT:    DATE OF VALUATION:
TOTAL PARKING:             VALUE PER UNIT/S.F:
COVERED PARKING:        LOAN PER UNIT/S.F.:
LAND SIZE:              DSCR (1ST & 2ND):

YEAR BUILT:             DATE OF LAST PROPERTY INSPECTION:
YEAR RENOVATED:         INSPECTION CONDITION DESCRIPTION:
OCCUPANCY PERCENTAGE:      O&M PLAN(S) IN PLACE:
OCCUPANCY DATE:         LOCKBOX IN PLACE:

UNIT MIX:

UNIT TYPE   # OF UNITS   UNIT SQ. FT.   ASKING RENT/MONTH
---------   ----------   ------------   -----------------

TOTAL

------------------------------------------------
Property Name   Appraised Value   Appraisal Date
------------------------------------------------
                       $
------------------------------------------------

[Briefly describe the general locality within the city, neighborhood and demographics, and type and size of building(s).]

[Briefly describe the particulars of the building(s), including square footage
(gross and rentable), number of units, size of land, etc.]

[Briefly describe market changes or property changes that have occurred since the last appraisal date]

SECTION II/ DESCRIPTION OF TRANSACTION:

Sellers: [Current Borrower(s)/Key Principal(s)/Guarantor(s)]
Purchasers/Assumptors: [Proposed Borrower(s)/Key Principal(s)/Guarantor(s)
Purchase Price:
Earnest Money Deposit:
Additional Cash to Close:
Closing Costs:
Secondary Financing: [Reference existing Note/Deed of Trust for any conditions for secondary financing]
Purchase Price per Unit/S.F.:
Loan to Purchase Price:

[Describe the details of the transaction (i.e. unusual facets of the transaction, if any, financial terms and conditions of the sale, including source and description of equity being used for the purchase).]

SECTION III/ OPERATING INFORMATION (FINANCIAL PERFORMANCE OF COLLATERAL):

     BELOW IS HISTORICAL OPERATING INFORMATION FOR THE COLLATERAL PROPERTY BASED
     ON FINANCIALS PROVIDED BY THE BORROWER. A COPY OF THE OPERATING STATEMENTS
     IS ATTACHED AS EXHIBIT [Letter].



---------------------------------------------------------------------------------------------------------------------------
                                                                      ANNUALIZED
                               2ND                                         &
                            PRECEDING            PRECEDING            NORMALIZED
                               FYE        PER       FYE        PER        YTD        PER    PURCHASER'S    PER     VARIANCE
                              [DATE]    [UNIT/     [DATE]    [UNIT/     [DATE]     [UNIT/    PRO-FORMA    [UNIT/      **
                                $        S.F.]       $        S.F.]        $        S.F.]        $         S.F.]       $
---------------------------------------------------------------------------------------------------------------------------

RENTAL INCOME:
---------------------------------------------------------------------------------------------------------------------------
LESS OPERATING EXPENSES:
---------------------------------------------------------------------------------------------------------------------------
NET OPERATING INCOME:
---------------------------------------------------------------------------------------------------------------------------
LESS DEBT SERVICE:
---------------------------------------------------------------------------------------------------------------------------
CASH FLOW AFTER D/S:
---------------------------------------------------------------------------------------------------------------------------
DEBT SERVICE COVERAGE
RATIO:
(BEFORE DEBT SERVICE)
---------------------------------------------------------------------------------------------------------------------------
* TENANT IMPROVEMENTS:
---------------------------------------------------------------------------------------------------------------------------
* LEASING COMMISSION:
---------------------------------------------------------------------------------------------------------------------------
* REPLACEMENT RESERVES:
---------------------------------------------------------------------------------------------------------------------------
* OTHER CAPITAL EXPENSES:
---------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW:
(AFTER RESERVES AND DEBT
SERVICE)
---------------------------------------------------------------------------------------------------------------------------
DEBT SERVICE COVERAGE
RATIO:
(INCLUDING RESERVES,
BEFORE DEBT SERVICE)
---------------------------------------------------------------------------------------------------------------------------


*    DO NOT INCLUDED IN OPERATING EXPENSES

**   VARIANCE SHOULD BE BETWEEN PRO-FORMA AND THE ANNUALIZED/NORMALIZED YTD OR
     MOST RECENT FYE, WHICH EVER IS MORE CURRENT.

     [Comment on Property's operations, trends and the Purchaser's pro-forma and any material variances.]

SECTION IV/ FINANCIAL SUMMARY OF PRINCIPALS:

SELLER/BORROWER:

The present [Borrower(s)/Key Principal(s)/Guarantor(s)] are (is)
_____________________________, an [individual, Partnership, Corporation,
Single-Purpose Entity]. The [Borrower(s)/Key Principal(s)/Guarantor(s)] have supplied [Sub-Servicer] financial statements dated ____________, 20__.

Cash                      $   Unsecured Debt                 $
Stocks and Bonds          $   Income Real Estate Mortgages   $
Residential Real Estate   $   Total Liabilities              $
Income Real Estate        $   Net Worth                      $
Retirement Account        $   Liabilities & Net Worth        $
Automobiles               $
Personal Property         $
Total Assets              $

[Modify the above categories for non-individual statements]

The [Borrower(s)/Key Principal(s)/Guarantor(s)] have also submitted a copy of their 20__ and 20__ Tax Returns as shown below.

                                       20__   20__
                                       ----   ----
Wages and Salaries                     $      $
Taxable Interest                       $      $
Dividend Income                        $      $
Taxable Refunds                        $      $
Capital Gain or Loss                   $      $
Rental R.E., Partnerships & S Corps.   $      $
Adjusted Gross Income                  $      $

[Modify the above categories for non-individual statements]

[Compare, Analyze and Comment on Borrower(s)/Key Principal(s)/Guarantor(s)
financial statements and tax returns]

PURCHASER/ASSUMPTOR:

The [Purchaser(s)/Key Principal(s)/Guarantor(s)] are (is)
_________________________ an [individual, Partnership, Corporation,
Single-Purpose Entity]. The [Purchaser(s)/Key Principal(s)/Guarantor(s)] have supplied [Sub-Servicer] financial statement dated ___________________, 20__, as shown below.

Cash                          $   Residential Mortgage           $
Life Insurance (cash value)   $   Income Real Estate Mortgages   $
Residential Real Estate       $   Total Liabilities              $
Income Real Estate            $   Net Worth                      $
Retirement Account            $   Liabilities & Net Worth        $
Automobiles                   $
Personal Property             $
Total Assets                  $

[Modify the above categories for non-individual statements]

The [Purchaser(s)/Key Principal(s)/Guarantor(s)] supplied a copy of their 20____
and 20____ Tax Returns as shown below.

                                       20__   20__
                                       ----   ----
Wages and Salaries                     $      $
Taxable Interest                       $      $
Dividend Income                        $      $
Taxable Refunds                        $      $
Capital Gain or Loss                   $      $
Rental R.E., Partnerships & S Corps.   $      $
Adjusted Gross Income                  $      $

[Modify the above categories for non-individuals]

[Compare, Analyze and Comment on Purchaser(s)/Key Principal(s)/Guarantor(s)
financial statements and tax returns]

[Discuss results of credit investigation ( i.e. D&B or TRW credit reports, credit interviews).]

[Discuss results of OFAC or other protected person/organization for each
Principal/Entity of Assumptor]

SECTION V/ BACKGROUND & OPERATING HISTORY OF ASSUMING PARTY:

[Discuss new assumptor background and experience]

[Discuss the proposed management of the property and if a management company will be used, discuss the Purchaser(s) and/or Management Company's experience and qualifications.]

SECTION VI/ POOLING AND SERVICING AGREEMENT PROVISIONS:

THE ISSUE OF ASSUMPTION IS ADDRESSED IN SECTION [Section No.] OF THE POOLING AND
SERVICING AGREEMENT, WHICH STATES THAT THE SPECIAL SERVICER IS AUTHORIZED TO
ENTER INTO AN ASSUMPTION AGREEMENT WITH A PURCHASER IF [THE RATING AGENCY STATES
IN WRITING THAT THE TRANSFER AND ASSUMPTION WILL NOT RESULT IN A DOWNGRADE OR
QUALIFICATION OF THE RATING ASSIGNED TO THE SECURITIES, IF APPLICABLE] THE
CREDIT STATUS OF THE PURCHASER IS IN COMPLIANCE WITH THE REGULAR MORTGAGE
SERVICING STANDARDS OF THE SPECIAL SERVICER AND THE TERMS AND CONDITIONS OF THE
EXISTING LOAN DOCUMENTS ARE NOT MATERIALLY MODIFIED.

THE POOLING AND SERVICING AGREEMENT [does /does not] [in Section No. (if it does require)] REQUIRE THE BORROWER TO BE A SINGLE-ASSET, SINGLE-PURPOSE OR
BANKRUPTCY-REMOTE ENTITY.

SECTION VII/ RECOMENDATION:

APPROVAL OF THE TRANSFER OF THE PROPERTY TO AND ASSUMPTION OF THE DEBT BY
_______________________________ [with/without] THE RELEASE OF PRESENT
BORROWER(S)/KEY PRINCIPAL(S)/GUARANTOR(S), ____________________, FROM THE
RECOURSE/CARVE OUT PROVISIONS OF THE LOAN DOCUMENTS UPON THE CONDITION(S) THAT
[State condition(s)] AS OF THE CLOSING DATE. THE PURCHASER WILL ASSUME ALL
LIABILITIES CONTAINED IN THE EXISTING LOAN DOCUMENTS AND THE PRESENT BORROWER(S)
WILL BE [if applicable] REQUIRED TO EXECUTE REAFFIRMATION LANGUAGE FOR THE SAME
LIABILITIES.

SECTION VIII/ SUBSTANTIATION:

FOLLOWING ARE SPECIFIC FACTORS WHICH SUBSTANTIATE SUB-SERVICER'S RECOMMENDATION
FOR APPROVAL OF THE ASSUMPTION/TRANSFER OF THIS LOAN:

1.
2.
3.
4.
5.

SECTION IX/ ATTACHMENTS:

See Table of Contents.

                                    EXHIBIT V

      Form of Additional Lien, Monetary Encumbrance and Mezzanine Financing
                   Submission Package to the Special Services

MORTGAGOR:

MASTER SERVICER LOAN #:

PRIMARY SERVICER LOAN #:

COLLATERAL TYPE: (Retail, Industrial, Apartments, Office, etc.)

ADDRESS OF PROPERTY:

ASSET STATUS                      As of (date):
   Principal Balance:             $
   Unpaid Accrued Interest:       $
   Unpaid Late Fees/other fees:   $
   Tax Escrow Balance:            $
   Insurance Escrow Balance:      $
   Monthly P+I Payment:           $
   Interest Rate:                 %
   Date Principal Paid To:
   Date Interest Paid To:
   Origination Date:
   Maturity Date:

EXECUTIVE SUMMARY:

1.   Summarize the transaction

     a.   note deviations from requirements for subordinate/mezzanine financing contained in Loan Documents

     b.   if Rating Agency Confirmation is permitted under applicable Loan
          Documents, note if such Confirmation will be sought

2.   State amount and purpose of Lien/Financing

3.   Interest Rate

4.   Amount of Monthly/Periodic Payment (identify if P&I or Interest only)

5.   Identify Subordinate/Mezzanine Lender

     a.   provide any information furnished by Mortgagor regarding proposed lender

6.   Collateral pledged or mortgaged as security:

7.   Briefly describe collateral

     a.   Size, occupancy, primary tenants, location

     b.   NOI and DSCR for prior year and, if available, prior two years and
          Pro-forma NOI DSCR

8.   Complete the chart below:

The transaction terms and property characteristics are summarized as follows:

--------------------------------------------------------------
Estimated closing date for financing:
--------------------------------------------------------------
Administrative fee to Primary Servicer               $
--------------------------------------------------------------
Additional Fees, if any                              $
(50%: Special Servicer; 10%: Master Servicer; 40%:
Primary Servicer
--------------------------------------------------------------
Most recent appraised value according to appraisal   $
in Primary Servicer's possession
--------------------------------------------------------------
Loan-to-value as of initial underwriting             %
--------------------------------------------------------------
Occupancy as of                                      %
--------------------------------------------------------------
12/31/__ NOI                                         $
--------------------------------------------------------------
Debt service coverage as of                          x
--------------------------------------------------------------

PROJECT STATUS & DESCRIPTION: (See attached Asset Summary, most recent
Inspection Report and most recent rent roll)

1.   Describe any current, material issues regarding the operating status of the property:

(e.g. issues surrounding current occupancy, anchor tenants, tenant rollover)

Property Financial Summary: (See attached most recent Income and Expense
Statement for Mortgaged Property and operating statement review)

ESCROW STATUS:

1.   Explain status of all Reserves

COLLATERAL VALUATION:

1.   Discuss the original appraisal

     A.   Who prepared

     B.   Attach Executive Summary and discussion of approach to value given most weight from most recent appraisal in Primary Servicer's possession

2.   Comparison of the following (original to actual property):

     A.   Vacancy

     B.   Rents

     C.   Taxes

     D.   Other Key Expenses

          Current Market Conditions:

          Briefly state material current real estate market dynamics and economic influences that may affect the operational performance of the property.

RECOMMENDATION:

1.   STATE RECOMMENDATION FOR APPROVAL.

2.   HIGHLIGHT STRENGTHS AND WEAKNESSES. HOW ARE WEAKNESSES MITIGATED? (BULLET
     POINTS ARE FINE)

REQUEST FOR SPECIAL SERVICER CONSENT:

Primary Servicer hereby recommends and requests consent of Special Servicer to the foregoing [Subordinate/Mezzanine] Financing.

[ ]

By:
    ------------------------------------
Title:
       ---------------------------------
Date:
      ----------------------------------

Consent to Additional Lien, Monetary Encumbrance or Mezzanine Financing as
described above is given:

CWCAPITAL ASSET MANAGEMENT LLC, acting
solely in its capacity as Special
Servicer

By:
    ------------------------------------
Title:
       ---------------------------------
Date:
      ----------------------------------

   SCHEDULE OF EXHIBITS TO ADDITIONAL LIEN, MONETARY ENCUMBRANCE OR MEZZANINE
                              FINANCING SUBMISSION

1.   Most recent Income & Expense Statement for property and operating statement review

2.   Original Asset Summary for Mortgaged Property

3.   [FOR MEZZANINE FINANCING: If available from Mortgagor, diagram of proposed ownership structure, including percentages of ownership]

4.   [FOR SUBORDINATE MORTGAGE: Copy of Subordination/Intercreditor Agreement in
     substantially the form to be executed with subordinate lender]

5.   Copy of Note, Mortgage and any Loan Agreement

6.   Copy of subordinate loan documents in substantially the form to be executed

7.   Most recent Rent Roll.

8.   Other items as required by the description set forth above

                                    EXHIBIT W

                           RESTRICTED SERVICER REPORTS

              [Available at CMSA Website version 3.0 dated 4/01/03]

                                    EXHIBIT X

                          UNRESTRICTED SERVICER REPORTS

              [Available at CMSA Website version 3.0 dated 4/01/03]

                                    EXHIBIT Y

                             [Investor Certificate]

                             INVESTOR CERTIFICATION

                                                                Date:

Wells Fargo Bank, N.A.
7485 New Horizon Way
Frederick, Maryland 21703
Tel: 301-815-6600
Fax: 301-815-6125

Attention: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
           Certificates, Series 2005- HQ6

     In accordance with the Pooling and Servicing Agreement, dated as of August
     1, 2005 (the "Agreement"), by and among Morgan Stanley Capital I Inc., as
     Depositor, Prudential Asset Resources, Inc. and Wells Fargo bank, National
     Association, as Master Servicers, CWCapital Asset management LLC, as
     Special Servicer, LaSalle Bank National Association, as Trustee and Wells
     Fargo Bank, N.A, as Paying Agent and Certificate Registrar (the "Paying
     Agent"), with respect to the above referenced certificates (the
     "Certificates"), the undersigned hereby certifies and agrees as follows:

1.   The undersigned is a beneficial owner or prospective purchaser of the Class
     __ Certificates.

2.   The undersigned is requesting access to the Paying Agent's internet website containing certain information (the "Information") and/or is requesting the information identified on the schedule attached hereto (also, the
     "Information") pursuant to the provisions of the Agreement.

3.   In consideration of the Paying Agent's disclosure to the undersigned of the
     Information, or access thereto, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making an evaluation in connection with purchasing the related
     Certificates, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Paying Agent, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives
     (collectively, the "Representatives") in any manner whatsoever, in whole or in part.

4.   The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of
     1933, as amended (the "Securities Act"), or the Securities Exchange Act of
     1934, as amended, or would require registration of any Certificate pursuant to Section 5 of the Securities Act.

5.   The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Depositor, the
     Paying Agent and the Trust Fund for

     any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

6.   Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Agreement.

          IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.

                                       -----------------------------------------
                                       Beneficial Owner or Prospective Purchaser

                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------
                                       Company:
                                                --------------------------------
                                       Phone:
                                              ----------------------------------

                                    EXHIBIT Z

                        Form of Notice and Certification

                                     FORM OF

                            NOTICE AND CERTIFICATION
                      REGARDING DEFEASANCE OF MORTGAGE LOAN

   FOR LOANS HAVING BALANCE OF (A) $20,000,000 OR LESS, OR (B) LESS THAN 5% OF
                   OUTSTANDING POOL BALANCE, WHICHEVER IS LESS

     To:   [Address]
     Attn:

From: _____________________________________, in its capacity as Servicer (the
      "Servicer") under the Pooling and Servicing Agreement dated as of
      __________________ (the "Pooling and Servicing Agreement"), among the
      Servicer, __________________as Trustee, and others.

Date: _________, 20___

Re:   _______________________________________.
      Commercial Mortgage Pass-Through Certificates
      Series ___________

     Mortgage Loan (the "Mortgage Loan") identified by loan number _____ on the
Mortgage Loan Schedule attached to the Pooling and Servicing Agreement and heretofore secured by the Mortgaged Properties identified on the Mortgage Loan
Schedule by the following names: ____________________
                                 ____________________

     Reference is made to the Pooling and Servicing Agreement described above.
Capitalized terms used but not defined herein have the meanings assigned to such terms in the Pooling and Servicing Agreement. [NOTE: ALL TERMS IN THIS
CERTIFICATION MUST BE CONFORMED TO TERMS USED IN THE POOLING AND SERVICING
AGREEMENT]

     As Servicer under the Pooling and Servicing Agreement, we hereby:

          2.   Notify you that the Mortgagor has consummated a defeasance of the
               Mortgage Loan pursuant to the terms of the Mortgage Loan, of the type checked below:

               _____   a full defeasance of the payments scheduled to be due in
                       respect of the entire Principal Balance of the

               _____   a partial defeasance of the payments scheduled to be due
                       in respect of a portion of the Principal Balance of the

                       Mortgage Loan that represents ___% of the entire
                       Principal Balance of the Mortgage Loan and, under the
                       Mortgage, has an allocated loan amount of $____________
                       or _______% of the entire Principal Balance;

          3.   CERTIFY THAT EACH OF THE FOLLOWING IS TRUE, SUBJECT TO THOSE
               EXCEPTIONS SET FORTH WITH EXPLANATORY NOTES ON EXHIBIT A HERETO,
               WHICH EXCEPTIONS THE SERVICER HAS DETERMINED, CONSISTENT WITH THE
               SERVICING STANDARD, WILL HAVE NO MATERIAL ADVERSE EFFECT ON THE
               MORTGAGE LOAN OR THE DEFEASANCE TRANSACTION:

               A.   THE MORTGAGE LOAN DOCUMENTS PERMIT THE DEFEASANCE, AND THE
                    TERMS AND CONDITIONS FOR DEFEASANCE SPECIFIED THEREIN WERE
                    SATISFIED IN ALL MATERIAL RESPECTS IN COMPLETING THE
                    DEFEASANCE.

               B.   THE DEFEASANCE WAS CONSUMMATED ON __________, 20__.

               C.   THE DEFEASANCE COLLATERAL CONSISTS OF SECURITIES THAT (I)
                    CONSTITUTE "GOVERNMENT SECURITIES" AS DEFINED IN SECTION
                    2(A)(16) OF THE INVESTMENT COMPANY ACT OF 1940 AS AMENDED
                    (15 U.S.C. 80A-1), (II) ARE LISTED AS "QUALIFIED INVESTMENTS
                    FOR 'AAA' FINANCINGS" UNDER PARAGRAPHS 1, 2 OR 3 OF "CASH
                    FLOW APPROACH" IN STANDARD & POOR'S PUBLIC FINANCE CRITERIA
                    2000, AS AMENDED TO THE DATE OF THE DEFEASANCE, (III) ARE
                    RATED 'AAA' BY STANDARD & POOR'S, (IV) IF THEY INCLUDE A
                    PRINCIPAL OBLIGATION, THE PRINCIPAL DUE AT MATURITY CANNOT
                    VARY OR CHANGE, AND (V) ARE NOT SUBJECT TO PREPAYMENT, CALL
                    OR EARLY REDEMPTION. SUCH SECURITIES HAVE THE
                    CHARACTERISTICS SET FORTH BELOW:

                    CUSIP RATE MAT PAY DATES ISSUED

               D.   THE SERVICER RECEIVED AN OPINION OF COUNSEL (FROM COUNSEL
                    APPROVED BY SERVICER IN ACCORDANCE WITH THE SERVICING
                    STANDARD) THAT THE DEFEASANCE WILL NOT RESULT IN AN ADVERSE
                    REMIC EVENT.

               E.   THE SERVICER DETERMINED THAT THE DEFEASANCE COLLATERAL WILL
                    BE OWNED BY AN ENTITY (THE "DEFEASANCE OBLIGOR") AS TO WHICH
                    ONE OF THE STATEMENTS CHECKED BELOW IS TRUE:

                    _____    the related Mortgagor was a Single-Purpose Entity
                             (as defined in Standard & Poor's Structured
                             Finance Ratings Real Estate Finance Criteria, as
                             amended to the date of the defeasance (the "S&P
                             Criteria")) as of the date of the defeasance, and
                             after the defeasance owns no assets other than the
                             defeasance collateral and real property securing
                             Mortgage Loans included in the pool.

                    _____    the related Mortgagor designated a Single-Purpose
                             Entity (as defined in the S&P Criteria) to own the
                             defeasance collateral; or

                    _____    the Servicer designated a Single-Purpose Entity
                             (as defined in the S&P Criteria) established for
                             the benefit of the Trust to own the defeasance
                             collateral.

               F.   THE SERVICER RECEIVED A BROKER OR SIMILAR CONFIRMATION OF
                    THE CREDIT, OR THE ACCOUNTANT'S LETTER DESCRIBED BELOW
                    CONTAINED STATEMENTS THAT IT REVIEWED A BROKER OR SIMILAR
                    CONFIRMATION OF THE CREDIT, OF THE DEFEASANCE COLLATERAL TO
                    AN ELIGIBLE ACCOUNT (AS DEFINED IN THE S&P CRITERIA) IN THE
                    NAME OF THE DEFEASANCE OBLIGOR, WHICH ACCOUNT IS MAINTAINED
                    AS A SECURITIES ACCOUNT BY THE TRUSTEE ACTING AS A
                    SECURITIES INTERMEDIARY.

               G.   AS SECURITIES INTERMEDIARY, TRUSTEE IS OBLIGATED TO MAKE THE
                    SCHEDULED PAYMENTS ON THE MORTGAGE LOAN FROM THE PROCEEDS OF
                    THE DEFEASANCE COLLATERAL DIRECTLY TO THE SERVICER'S
                    COLLECTION ACCOUNT IN THE AMOUNTS AND ON THE DATES SPECIFIED
                    IN THE MORTGAGE LOAN DOCUMENTS OR, IN A PARTIAL DEFEASANCE,
                    THE PORTION OF SUCH SCHEDULED PAYMENTS ATTRIBUTED TO THE
                    ALLOCATED LOAN AMOUNT FOR THE REAL PROPERTY DEFEASED,
                    INCREASED BY ANY DEFEASANCE PREMIUM SPECIFIED IN THE
                    MORTGAGE LOAN DOCUMENTS (THE "SCHEDULED PAYMENTS").

               H.   THE SERVICER RECEIVED FROM THE MORTGAGOR WRITTEN
                    CONFIRMATION FROM A FIRM OF INDEPENDENT CERTIFIED PUBLIC
                    ACCOUNTANTS, WHO WERE APPROVED BY SERVICER IN ACCORDANCE
                    WITH THE SERVICING STANDARD, STATING THAT (I) REVENUES FROM
                    PRINCIPAL AND INTEREST PAYMENTS MADE ON THE DEFEASANCE
                    COLLATERAL (WITHOUT TAKING INTO ACCOUNT ANY EARNINGS ON
                    REINVESTMENT OF SUCH REVENUES) WILL BE SUFFICIENT TO TIMELY
                    PAY EACH OF THE SCHEDULED PAYMENTS AFTER THE DEFEASANCE
                    INCLUDING THE PAYMENT IN FULL OF THE MORTGAGE LOAN (OR THE
                    ALLOCATED PORTION THEREOF IN CONNECTION WITH A PARTIAL
                    DEFEASANCE) ON ITS MATURITY DATE (OR, IN THE CASE OF AN ARD
                    LOAN, ON ITS ANTICIPATED REPAYMENT DATE), (II) THE REVENUES
                    RECEIVED IN ANY MONTH FROM THE DEFEASANCE COLLATERAL WILL BE
                    APPLIED TO MAKE SCHEDULED PAYMENTS WITHIN FOUR (4) MONTHS
                    AFTER THE DATE OF RECEIPT, AND (III) INTEREST INCOME FROM
                    THE DEFEASANCE COLLATERAL TO THE DEFEASANCE OBLIGOR IN ANY
                    CALENDAR OR FISCAL YEAR WILL NOT EXCEED SUCH DEFEASANCE
                    OBLIGOR'S INTEREST EXPENSE FOR THE MORTGAGE LOAN (OR THE
                    ALLOCATED PORTION THEREOF IN A PARTIAL DEFEASANCE) FOR SUCH
                    YEAR.

               I.   THE SERVICER RECEIVED OPINIONS FROM COUNSEL, WHO WERE
                    APPROVED BY SERVICER IN ACCORDANCE WITH THE SERVICING
                    STANDARD, THAT (I) THE AGREEMENTS EXECUTED BY THE MORTGAGOR
                    AND/OR THE DEFEASANCE OBLIGOR IN CONNECTION WITH THE
                    DEFEASANCE ARE ENFORCEABLE AGAINST THEM IN ACCORDANCE WITH
                    THEIR TERMS, AND (II) THE TRUSTEE WILL HAVE A PERFECTED,
                    FIRST PRIORITY SECURITY INTEREST IN THE DEFEASANCE
                    COLLATERAL DESCRIBED ABOVE.

               J.   THE AGREEMENTS EXECUTED IN CONNECTION WITH THE DEFEASANCE
                    (I) PERMIT REINVESTMENT OF PROCEEDS OF THE DEFEASANCE
                    COLLATERAL ONLY IN PERMITTED INVESTMENTS (AS DEFINED IN THE
                    S&P CRITERIA), (II) PERMIT RELEASE OF SURPLUS DEFEASANCE
                    COLLATERAL AND EARNINGS ON REINVESTMENT TO THE DEFEASANCE
                    OBLIGOR OR THE MORTGAGOR ONLY AFTER THE MORTGAGE LOAN HAS
                    BEEN PAID IN FULL, IF ANY SUCH RELEASE IS PERMITTED, (III)
                    PROHIBIT ANY SUBORDINATE LIENS AGAINST THE DEFEASANCE
                    COLLATERAL, AND (IV) PROVIDE FOR PAYMENT FROM SOURCES OTHER
                    THAN THE DEFEASANCE COLLATERAL OR OTHER ASSETS OF THE
                    DEFEASANCE OBLIGOR OF ALL FEES AND EXPENSES OF THE
                    SECURITIES INTERMEDIARY FOR ADMINISTERING THE DEFEASANCE AND
                    THE SECURITIES ACCOUNT AND ALL FEES AND EXPENSES OF
                    MAINTAINING THE EXISTENCE OF THE DEFEASANCE OBLIGOR.

               K.   THE ENTIRE PRINCIPAL BALANCE OF THE MORTGAGE LOAN AS OF THE
                    DATE OF DEFEASANCE WAS $___________ [$5,000,000 OR LESS OR
                    LESS THAN ONE PERCENT OF POOL BALANCE, WHICHEVER IS LESS]
                    WHICH IS LESS THAN 1% OF THE AGGREGATE CERTIFICATE BALANCE
                    OF THE CERTIFICATES AS OF THE DATE OF THE MOST RECENT PAYING
                    AGENT'S MONTHLY CERTIFICATEHOLDER REPORT RECEIVED BY US (THE
                    "CURRENT REPORT").

               L.   THE DEFEASANCE DESCRIBED HEREIN, TOGETHER WITH ALL PRIOR AND
                    SIMULTANEOUS DEFEASANCES OF MORTGAGE LOANS, BRINGS THE TOTAL
                    OF ALL FULLY AND PARTIALLY DEFEASED MORTGAGE LOANS TO
                    $__________________, WHICH IS _____% OF THE AGGREGATE
                    CERTIFICATE BALANCE OF THE CERTIFICATES AS OF THE DATE OF
                    THE CURRENT REPORT.

          4.   CERTIFY THAT, IN ADDITION TO THE FOREGOING, SERVICER HAS IMPOSED
               SUCH ADDITIONAL CONDITIONS TO THE DEFEASANCE, SUBJECT TO THE
               LIMITATIONS IMPOSED BY THE MORTGAGE LOAN DOCUMENTS, AS ARE
               CONSISTENT WITH THE SERVICING STANDARD.

          5.   CERTIFY THAT EXHIBIT B HERETO IS A LIST OF THE MATERIAL
               AGREEMENTS, INSTRUMENTS, ORGANIZATIONAL DOCUMENTS FOR THE
               DEFEASANCE OBLIGOR, AND OPINIONS OF COUNSEL AND INDEPENDENT
               ACCOUNTANTS EXECUTED AND DELIVERED IN CONNECTION WITH THE
               DEFEASANCE DESCRIBED ABOVE AND THAT ORIGINALS OR COPIES OF SUCH
               AGREEMENTS, INSTRUMENTS AND OPINIONS HAVE BEEN TRANSMITTED TO THE
               TRUSTEE FOR PLACEMENT IN THE RELATED MORTGAGE FILE OR, TO THE
               EXTENT NOT REQUIRED TO BE PART OF THE RELATED MORTGAGE FILE, ARE
               IN THE POSSESSION OF THE SERVICER AS PART OF THE SERVICER'S
               MORTGAGE FILE.

          6.   CERTIFY AND CONFIRM THAT THE DETERMINATIONS AND CERTIFICATIONS
               DESCRIBED ABOVE WERE RENDERED IN ACCORDANCE WITH THE SERVICING
               STANDARD SET FORTH IN, AND THE OTHER APPLICABLE TERMS AND
               CONDITIONS OF, THE POOLING AND SERVICING AGREEMENT.

          7.   CERTIFY THAT THE INDIVIDUAL UNDER WHOSE HAND THE SERVICER HAS
               CAUSED THIS NOTICE AND CERTIFICATION TO BE EXECUTED DID
               CONSTITUTE A SERVICING OFFICER AS OF THE DATE OF THE DEFEASANCE
               DESCRIBED ABOVE.

          8.   AGREE TO PROVIDE COPIES OF ALL ITEMS LISTED IN EXHIBIT B TO YOU
               UPON REQUEST.

     IN WITNESS WHEREOF, the Servicer has caused this Notice and Certification to be executed as of the date captioned above.

                                        SERVICER:
                                                  ------------------------------

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                   EXHIBIT AA

                       Form of Primary Servicing Agreement
                                     (Wells)

                           PRIMARY SERVICING AGREEMENT
                        DATED AS OF _______________, 20__

                                     BETWEEN

                       [NAME OF SUCCESSOR MASTER SERVICER]
                                 MASTER SERVICER

                                       AND

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                PRIMARY SERVICER

                      TO BE ENTERED INTO IN CONNECTION WITH
                  THAT CERTAIN POOLING AND SERVICING AGREEMENT

                          DATED AS OF ________ 1, 20__

                                      AMONG

                          MORGAN STANLEY CAPITAL I INC.

                                  AS DEPOSITOR,

                       [NAME OF SUCCESSOR MASTER SERVICER]
                          AS SUCCESSOR MASTER SERVICER,

                         CWCAPITAL ASSET MANAGEMENT LLC
                              AS SPECIAL SERVICER,

                        LASALLE BANK NATIONAL ASSOCIATION
                                   AS TRUSTEE,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                    AS PAYING AGENT AND CERTIFICATE REGISTRAR

                                       AND

                               ABN AMRO BANK N.V.
                                 AS FISCAL AGENT

          This PRIMARY SERVICING AGREEMENT, dated and effective as of
[__________] 1, 20__, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION (in the capacity of primary servicer, the "Primary Servicer") and [NAME OF SUCCESSOR
MASTER SERVICER], a ____________, acting solely in its capacity as successor
Master Servicer under the Pooling and Servicing Agreement (as defined below)
(the "Master Servicer").

                              PRELIMINARY STATEMENT

          WHEREAS, Morgan Stanley Capital I Inc., as Depositor, Wells Fargo
Bank, National Association, as a master servicer, Prudential Asset Resources,
Inc. as a master servicer, CWCapital Asset Management LLC, as special servicer
(together with its successors and assigns in such capacity, the "Special
Servicer"), ASM AMRO Bank N.V., as fiscal agent, Wells Fargo Bank, National
Association, as paying agent and certificate registrar, and LaSalle Bank
National Association, as trustee [together with its successors and assigns in such capacity, the "Trustee"), have entered into a Pooling and Servicing
Agreement, dated as of [date], 20__, relating to the Commercial Mortgage
Pass-Through Certificates, Series 2005-HQ6 (as amended, from time to time, the
"Pooling and Servicing Agreement"), a copy of which is attached hereto as
Exhibit A;

          WHEREAS, [Name of Successor Master Servicer], has become the successor
Master Servicer under the Pooling and Servicing Agreement; and

          WHEREAS, the Master Servicer desires that the Primary Servicer act as
Primary Servicer with respect to the mortgage loans listed on Schedule I hereto
(each, a "Mortgage Loan") and provide, on behalf of the Master Servicer, the necessary servicing of the Mortgage Loans performed in a manner consistent with the Servicing Standard and in a manner consistent with this Agreement and the
Pooling and Servicing Agreement from the Closing Date until this Agreement is terminated in accordance herewith;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Primary Servicer and the Master Servicer hereby agree as follows:

                                      LXV.

                                   DEFINITIONS

          A. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below. Capitalized terms not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

          "Agreement": This Primary Servicing Agreement, as modified, amended and supplemented from time to time, including all exhibits, schedules and addenda hereto.

          "Day One Report": With respect to each Mortgage Loan, a statement in the form of the CMSA Loan Periodic Update File (in the form and containing the information called for by the version of such report in effect at the time under the reporting standards of the CMSA) setting forth the scheduled payments of interest and principal and the amount of any unanticipated prepayments of which the Primary Servicer has received notice (including without limitation those for which a notice has been given to the effect that the prepayment will be made at any time during the applicable Collection Period), indicating the Mortgage
Loan and on account of what type of payment such amount is to be applied on behalf of the related Mortgagor.

          "Loan Status Reports": The form of reports to be submitted by Primary
Servicer with respect to reporting about the status of real estate taxes, status of insurance and status of UCC financing statement for the Mortgage Loans as more particularly described and set forth in Exhibit B-3.

          "Master Servicer": As defined in the preamble to this Agreement.

          "Master Servicer Servicing Documents": A copy of the documents contained in the Mortgage File for the Mortgage Loans.

          "Monthly Remittance Report": The Monthly Remittance Report described in Exhibit B-2 hereto and required to be delivered by the Primary Servicer to the Master Servicer under the Task Description.

          "Mortgage Loan": As defined in the Preliminary Statement.

          "Officers Certificate": In the case of the Primary Servicer, a certificate signed by one or more of the Chairman of the Board, any Vice
Chairman, the President, or any Senior Vice President, Vice President or
Assistant Vice President or an employee designated as a Primary Servicing
Officer pursuant to this Agreement.

          "Payment and Collection Description": The description of the obligations of the Primary Servicer with respect to collection and remittance of payments on the Mortgage Loans as more particularly described in clauses (d),
(e) and (f) of Section 2.1.

          "Payment and Loan Status Reports": Collectively, the Monthly
Remittance Reports, the Loan Status Reports and the following reports described in the Task Description: the Operating Statement Analysis Reports, the NOI
Adjustment Worksheets, the CMSA Loan Periodic Update File, the CMSA Property
File, the CMSA Servicer Watch List and the CMSA Comparative Financial Status
Report.

          "Pooling and Servicing Agreement": As defined in the preamble to this
Agreement.

          "Power of Attorney": A power of attorney of the Master Servicer in favor of the Primary Servicer substantially in the form of Exhibit C hereto.

          "Primary Servicer": As defined in the preamble to this Agreement.

          "Primary Servicer Collection Account": An account which is an Eligible
Account established by Primary Servicer for the purposes set forth in this
Agreement in the name of "Wells Fargo Bank, National Association, as Primary
Servicer for [NAME OF SUCCESSOR MASTER SERVICER], as Master Servicer for LaSalle
Bank National Association, as Trustee

                                       2

for the Holders of Morgan Stanley Capital I Inc., Commercial Mortgage
Pass-Through Certificates, Series 2005-HQ6."

          "Primary Servicer Default": As defined in Section 6.1 hereof.

          "Primary Servicer Determination Date": The Business Day immediately preceding each Determination Date.

          "Primary Servicer Errors and Omissions Insurance Policy": As defined in Section 5.4(a) hereof.

          "Primary Servicer Fidelity Bond": As defined in Section 5.4(a) hereof.

          "Primary Servicer Remittance Date": For each Distribution Date, the
Business Day immediately succeeding the related Primary Servicer Determination
Date.

          "Primary Servicer Servicing Documents": (a) A copy of the documents contained in the Mortgage Files for the Mortgage Loans and (b) all other servicing documents and records in possession of Primary Servicer that relate to or are used for the servicing of the Mortgage Loans and that are not required to be part of the applicable Mortgage Files.

          "Primary Servicing Fee": For each calendar month, as to each Mortgage
Loan, one-twelfth of the Primary Servicing Fee Rate multiplied by the Scheduled
Principal Balance of each Loan immediately before the Due Date occurring in such month, but prorated for the number of days during the calendar month for such
Mortgage Loan for which interest actually accrues on the Mortgage Loan and, only from collections on such Mortgage Loan. The Primary Servicing Fee shall be determined in the same manner (other than the rate and basis of accrual) as the applicable Mortgage Rate is determined for such Mortgage Loan for such month.

          "Primary Servicing Fee Rate": For each Mortgage Loan, the rate per annum set forth as the "primary servicing fee rate" for such Mortgage Loan in the mortgage loan schedule attached to the Pooling and Servicing Agreement.

          "Primary Servicing Officer": Any officer or employee of the Primary
Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers or employees furnished to the Master Servicer by the Primary
Servicer and signed by an officer of the Primary Servicer, as such list may from time to time be amended.

          "Primary Servicing Termination Date": As defined in Section 6.2 hereof.

          "Services": Those activities to be provided by the Primary Servicer for the Servicing of the Mortgage Loans pursuant to the provisions of this
Agreement.

          "Servicing": With respect to any Mortgage Loan, the right and obligation of the Primary Servicer to administer such Mortgage Loan in accordance with the provisions hereof.

                                       3

          "Servicing Documents": The Master Servicer Servicing Documents and
Primary Servicer Servicing Documents.

          "Servicing Standard": With respect to the Primary Servicer, to service and administer the Mortgage Loans that the Primary Servicer is obligated to service and administer pursuant to this Agreement on behalf of the Master
Servicer and in the best interests of and for the benefit of the
Certificateholders (as determined by the Primary Servicer in its good faith and reasonable judgment), in accordance with applicable law, the terms of this
Agreement and the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, further as follows: (a) with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible hereunder; (b) with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans; and without regard to: (I) any other relationship that the Primary Servicer, or any Affiliate thereof, may have with the related Mortgagor; (II) the ownership of any Certificate by the Primary
Servicer, or any Affiliate thereof; (III) the Master Servicer's obligation to make Advances; and (IV) the right of the Primary Servicer (or any Affiliate thereof) to receive reimbursement of costs, or the sufficiency of any compensation payable to it, hereunder or with respect to any particular transaction; provided, however, that in no event shall the foregoing standards be less than the applicable provisions of the Servicing Standard set forth in the Pooling and Servicing Agreement.

          "Special Servicer": As defined in the Preliminary Statement.

          "Successor Primary Servicer": The Person selected by the Master
Servicer upon the termination of the Primary Servicer resulting from any Primary
Servicer Default, if any, who shall thereafter perform the Services with respect to the Mortgage Loans; provided, that the Master Servicer shall perform all
Services with respect to the Mortgage Loan until such Person, if any, is selected.

          "Task Description": The outline description of the obligations of the
Primary Servicer and Master Servicer with respect to the Mortgage Loans as set forth in Exhibit B-S attached to this Agreement.

          "Trustee": As defined in the Preliminary Statement.

                                      LXVI.

                                PRIMARY SERVICING

          A. PRIMARY SERVICING.

          1. FROM THE CLOSING DATE UNTIL THE PRIMARY SERVICING TERMINATION DATE,
MASTER SERVICER HEREBY AUTHORIZES AND DIRECTS THE PRIMARY SERVICER TO SERVICE,
AND THE PRIMARY SERVICER HEREBY AGREES TO SERVICE, THE MORTGAGE LOANS AS PRIMARY
SERVICER ON

                                       4

BEHALF AND AT THE DIRECTION OF THE MASTER SERVICER AS PROVIDED IN THIS
AGREEMENT.

          2. THE PRIMARY SERVICER SHALL PERFORM ALL TASKS AND RESPONSIBILITIES
NECESSARY TO SATISFY THE REQUIREMENTS SET FORTH UNDER THE TASK DESCRIPTION, IN
EACH CASE IN A MANNER NOT INCONSISTENT WITH THE POOLING AND SERVICING AGREEMENT.

          3. ON OR BEFORE THE CLOSING DATE THE PRIMARY SERVICER SHALL ESTABLISH
THE PRIMARY SERVICER COLLECTION ACCOUNT, WHICH SHALL BE AN ELIGIBLE ACCOUNT,
NOTIFY THE MASTER SERVICER IN WRITING OF THE NAME AND ADDRESS OF THE DEPOSITORY
INSTITUTION AT WHICH THE PRIMARY SERVICER COLLECTION ACCOUNT IS MAINTAINED AND
THE NUMBER OF THE PRIMARY SERVICER COLLECTION ACCOUNT. THE PRIMARY SERVICER
SHALL DELIVER TO THE MASTER SERVICER PRIOR WRITTEN NOTICE OF ANY CHANGE IN THE
LOCATION, NAME OR ADDRESS OF THE APPLICABLE DEPOSITORY INSTITUTION OR ACCOUNT
NUMBER OF THE PRIMARY SERVICER COLLECTION ACCOUNT.

          4. THE PRIMARY SERVICER SHALL MAKE EFFORTS CONSISTENT WITH THE
SERVICING STANDARD TO COLLECT ALL MONTHLY PAYMENTS OF PRINCIPAL AND INTEREST
WITH RESPECT TO THE MORTGAGE LOANS (EXCEPT FOR PAYMENTS DUE ON OR PRIOR TO THE
CUT-OFF DATE), AS WELL AS LATE CHARGES, DEFAULT INTEREST, PREPAYMENT PREMIUMS,
INSURANCE PROCEEDS, CONDEMNATION PROCEEDS AND ANY AND ALL OTHER AMOUNTS DUE FROM
THE MORTGAGOR OR A THIRD PARTY WITH RESPECT TO THE MORTGAGE LOANS PURSUANT TO
THE MORTGAGE LOAN DOCUMENTS FOR EACH MORTGAGE LOAN; PROVIDED, HOWEVER, THAT WITH
RESPECT TO ANY PAYMENTS THAT ARE REQUIRED UNDER THE TERMS OF THE APPLICABLE
MORTGAGE LOAN DOCUMENTS TO BE MADE DIRECTLY TO A PERSON OTHER THAN THE HOLDER OF
THE RELATED MORTGAGE LOAN, THE PRIMARY SERVICER SHALL USE EFFORTS CONSISTENT
WITH THE SERVICING STANDARD TO CAUSE SUCH PAYMENTS TO BE MADE. THE PRIMARY
SERVICER SHALL DEPOSIT ALL PAYMENTS AND COLLECTIONS RECEIVED BY THE PRIMARY
SERVICER INTO THE PRIMARY SERVICER COLLECTION ACCOUNT ON OR BEFORE THE NEXT
BUSINESS DAY AFTER RECEIVING EACH SUCH PAYMENT; PROVIDED, HOWEVER, THAT THE
PRIMARY SERVICER SHALL BE ENTITLED TO RETAIN AND PAY TO ITSELF THE RELATED
PRIMARY SERVICING FEE FROM THE INTEREST PORTION OF ANY SUCH PAYMENTS.

          5. THE PRIMARY SERVICER SHALL NOT WITHDRAW FUNDS FROM THE PRIMARY
SERVICER COLLECTION ACCOUNT, EXCEPT AS FOLLOWS: (1) ON THE PRIMARY SERVICER
REMITTANCE DATE OCCURRING IN EACH MONTH, THE PRIMARY SERVICER SHALL REMIT TO THE
MASTER SERVICER BY WIRE TRANSFER OF IMMEDIATELY AVAILABLE FUNDS ANY AND ALL
AMOUNTS ON DEPOSIT IN THE PRIMARY SERVICER COLLECTION ACCOUNT AS OF THE CLOSE OF
BUSINESS ON THE PRIMARY SERVICER DETERMINATION DATE

                                       5

OCCURRING IN SUCH MONTH (NET OF ANY AMOUNTS PERMITTED TO BE WITHDRAWN PRIOR
THERETO), OTHER THAN ANY AMOUNTS THAT REPRESENT SCHEDULED PAYMENTS RECEIVED FOR
A DUE DATE OCCURRING AFTER SUCH PRIMARY SERVICER DETERMINATION DATE; (2) THE
PRIMARY SERVICER SHALL REMIT TO THE MASTER SERVICER BY WIRE TRANSFER OF
IMMEDIATELY AVAILABLE FUNDS WITHIN ONE BUSINESS DAY FOLLOWING THE RECEIPT
THEREOF ANY LATE PAYMENTS AND ANY PRINCIPAL PREPAYMENTS OR OTHER UNSCHEDULED
PAYMENTS OR BALLOON PAYMENTS (IN EACH CASE INCLUDING THE RELATED INTEREST
PAYMENT PAID BY THE MORTGAGOR); (3) THE PRIMARY SERVICER SHALL BE ENTITLED TO
WITHDRAW AND PAY TO ITSELF ANY INVESTMENT OR OTHER INCOME EARNED ON AMOUNTS ON
DEPOSIT IN THE PRIMARY SERVICER COLLECTION ACCOUNT TO THE EXTENT PROVIDED BELOW;
(4) THE PRIMARY SERVICER SHALL WITHDRAW AND PAY TO ITSELF EACH OTHER ITEM OF
COMPENSATION TO WHICH IT IS ENTITLED (BUT ONLY FROM THE AMOUNTS FROM WHICH SUCH
COMPENSATION IS PAYABLE AS OTHERWISE PROVIDED HEREIN) AND (5) THE PRIMARY
SERVICER SHALL BE ENTITLED TO WITHDRAW FROM THE PRIMARY SERVICER COLLECTION
ACCOUNT AT ANY TIME ANY AMOUNTS ON DEPOSIT THEREIN THAT WERE NOT REQUIRED TO BE
DEPOSITED INTO THE PRIMARY SERVICER COLLECTION ACCOUNT. THE MASTER SERVICER
SHALL NOTIFY THE PRIMARY SERVICER NOT LATER THAN 3:00 P.M. (NEW YORK CITY TIME)
ON EACH PRIMARY SERVICER REMITTANCE DATE IF THE MASTER SERVICER HAS NOT THEN
RECEIVED A REMITTANCE FROM THE PRIMARY SERVICER. THE PRIMARY SERVICER SHALL KEEP
AND MAINTAIN SEPARATE ACCOUNTING FOR THE PURPOSE OF JUSTIFYING ANY WITHDRAWALS
MADE FROM THE PRIMARY SERVICER COLLECTION ACCOUNT. IN THE EVENT ANY PAYMENTS
RECEIVED BY PRIMARY SERVICER BECOMES NSF AFTER THE MONIES ASSOCIATED WITH THAT
PAYMENT HAVE BEEN REMITTED TO THE MASTER SERVICER, THE MASTER SERVICER WILL
RETURN SUCH MONEYS TO PRIMARY SERVICER BY WIRE TRANSFER IN IMMEDIATELY AVAILABLE
FUNDS WITHIN ONE BUSINESS DAY FOLLOWING NOTICE FROM THE PRIMARY SERVICER. FUNDS
IN THE PRIMARY SERVICER COLLECTION ACCOUNT MAY BE INVESTED AND, IF INVESTED,
SHALL BE INVESTED BY, AND AT THE RISK OF, THE PRIMARY SERVICER IN ELIGIBLE
INVESTMENTS SELECTED BY THE PRIMARY SERVICER WHICH SHALL MATURE, UNLESS PAYABLE
ON DEMAND, NOT LATER THAN THE BUSINESS DAY IMMEDIATELY PRECEDING THE NEXT DATE
ON WHICH SUCH FUNDS ARE REQUIRED TO BE REMITTED TO THE MASTER SERVICER, AND ANY
SUCH ELIGIBLE INVESTMENT SHALL NOT BE SOLD OR DISPOSED OF PRIOR TO ITS MATURITY
UNLESS PAYABLE ON DEMAND. ALL SUCH ELIGIBLE INVESTMENTS SHALL BE MADE IN THE
NAME OF "LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE HOLDERS OF THE
MORGAN STANLEY CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2005-HQ6." AN AMOUNT EQUAL TO ALL INCOME AND GAIN REALIZED FROM ANY SUCH
INVESTMENT SHALL BE FOR THE ACCOUNT OF THE PRIMARY SERVICER AS ADDITIONAL
SERVICING COMPENSATION AND THE PRIMARY SERVICER SHALL BE ENTITLED TO WITHDRAW
SUCH INCOME AND GAIN FROM THE PRIMARY SERVICER COLLECTION ACCOUNT AT ANY TIME
AND FROM TIME TO TIME. THE

                                       6

AMOUNT OF ANY LOSSES INCURRED IN RESPECT OF ANY SUCH INVESTMENTS SHALL BE FOR
THE ACCOUNT OF THE PRIMARY SERVICER, WHICH SHALL DEPOSIT THE AMOUNT OF SUCH LOSS
(TO THE EXTENT NOT OFFSET BY INCOME FROM OTHER INVESTMENTS) IN THE PRIMARY
SERVICER COLLECTION ACCOUNT OUT OF ITS OWN FUNDS IMMEDIATELY AS REALIZED.

          6. WITH RESPECT TO ESCROW OR RESERVE PAYMENTS AS LISTED ON THE TASK
DESCRIPTION, THE PRIMARY SERVICER SHALL COLLECT ESCROW OR RESERVE AMOUNTS WITH
RESPECT TO THE MORTGAGE LOANS, AND SHALL DEPOSIT SUCH FUNDS IN AN ESCROW
ACCOUNT, WHICH SHALL BE AN ELIGIBLE ACCOUNT, AND SHALL MAINTAIN, DISBURSE AND
ACCOUNT FOR SUCH FUNDS AS PROVIDED IN THE TASK DESCRIPTION, FOR REAL ESTATE
TAXES, INSURANCE AND RESERVES, AND ESCROWS FOR REPAIRS, REPLACEMENTS, PRINCIPAL
AND INTEREST PAYMENTS AND LEASE PAYMENTS, AND ANY OTHER MATTERS SPECIFIED IN ANY
AGREEMENT IN WHICH FUNDS ARE HELD AT THE TIME, AND IN THE MANNER AND FOR THE
PURPOSES AS OTHERWISE REQUIRED OR DELINEATED IN THE MORTGAGE LOAN DOCUMENTS FOR
EACH MORTGAGE LOAN AND WITH RESPECT TO THE MASTER SERVICER UNDER THE POOLING AND
SERVICING AGREEMENT. THE PRIMARY SERVICER MAY DIRECT THE INVESTMENT OF SUCH
FUNDS SUBJECT TO AND IN ACCORDANCE WITH THE CRITERIA AND REQUIREMENTS SET FORTH
IN THE POOLING AND SERVICING AGREEMENT RELATING TO ESCROW ACCOUNTS, INCLUDING
WITHOUT LIMITATION THE OBLIGATION TO DEPOSIT INTO THE ESCROW ACCOUNT THE AMOUNT
OF ANY INVESTMENT LOSSES TO THE EXTENT REQUIRED IN THE POOLING AND SERVICING
AGREEMENT. THE PRIMARY SERVICER SHALL HAVE THE BENEFIT AND SHALL RETAIN ALL
INTEREST AND INCOME EARNED ON THE ESCROW ACCOUNTS FOR THE MORTGAGE LOANS THAT IS
NOT PAID TO MORTGAGORS.

          7. NOTWITHSTANDING ANY CONTRARY PROVISION OF THE TASK DESCRIPTION, IF
AT ANY TIME THAT THE PRIMARY SERVICER DETERMINES THAT ANY MORTGAGOR MAY NOT OR
DOES NOT MAINTAIN TERRORISM INSURANCE REQUIRED BY THE MORTGAGE LOAN DOCUMENTS
AND THE POOLING AND SERVICING AGREEMENT, THE PRIMARY SERVICER SHALL PROMPTLY
NOTIFY THE MASTER SERVICER OF SUCH POSSIBLE OR ACTUAL FAILURE AND, IF REQUESTED,
PROVIDE THE MASTER SERVICER WITH DETAILS OF THE MORTGAGOR'S INSURANCE COVERAGE.
THE MASTER SERVICER WILL MAKE (I) THE DETERMINATION OF WHETHER OR NOT THE
INSURANCE COVERAGE MEETS THE REQUIREMENTS OF THE MORTGAGE LOAN DOCUMENTS AND THE
POOLING AND SERVICING AGREEMENT, INCLUDING ANY ASSESSMENT OF THE AVAILABILITY OF
SUCH INSURANCE AT COMMERCIAL REASONABLE RATES AND TERMS, (II) ANY DECISION TO
ADVANCE OR FORCE PLACE INSURANCE AND (III) ANY DETERMINATION TO WAIVE OR ENFORCE
ANY SUCH INSURANCE REQUIREMENT.

          B. STANDARD OF CARE. The Primary Servicer shall perform all Services on behalf of the Master Servicer in accordance with the terms of this Agreement, the Servicing

                                       7

Standard and the applicable provisions of the Pooling and Servicing Agreement.
Primary Servicer and the Master Servicer agree that, in connection with the performance of its obligations hereunder, the Primary Servicer shall be entitled to request from the Master Servicer, and the Master Servicer agrees that it shall provide, express instructions for the completion of any of the Services to be performed or completed by the Primary Servicer, to the extent necessary to clarify any ambiguities in the terms of this Agreement. The Master Servicer further agrees that the Primary Servicer shall be entitled to rely upon any such written instructions. The Master Servicer shall be entitled from time to time to provide reasonable instructions to the Primary Servicer regarding the actions or inactions that comply with the Servicing Standard under the Pooling and
Servicing Agreement and the Primary Servicer shall comply with such instructions.

          C. COMPENSATION AND OTHER PAYMENTS TO THE PRIMARY SERVICER. As
consideration for the Primary Servicer's performance of the Services hereunder, the Primary Servicer shall be entitled to deduct (and retain from the remittance otherwise required to be made to the Master Servicer) the Primary Servicing Fee in accordance with Section 2.1(e) of this Agreement, with respect to the related
Collection Period for the Mortgage Loans, and only with respect to such Mortgage
Loan for which a payment was received by the Master Servicer or forwarded to the
Master Servicer by the Primary Servicer. Notwithstanding the foregoing, Primary
Servicer shall not be entitled to a Primary Servicing Fee with respect to any
Mortgage Loan for which a Servicing Transfer Event has occurred unless such
Mortgage Loan becomes a Rehabilitated Mortgage Loan or with respect to which the
Primary Servicer has bean terminated as Primary Servicer under this Agreement and the Pooling and Servicing Agreement.

          Primary Servicer shall have the benefit and shall retain all interest and income earned on the Primary Servicer Collection Account for the Mortgage
Loans to the extent provided in Section 2.1(e) and on the escrow accounts to the extent provided in Section 2.1(f). If Primary Servicer is terminated under this
Agreement, it shall be entitled to collect all such interest and income that accrues through the date of termination. If any Mortgage Loan becomes a
Specially Serviced Mortgage Loan, Primary Servicer shall be entitled to collect all such interest and income that accrues through the date of the applicable
Servicing Transfer Event. The right to retain such interest and income shall resume if such Mortgage Loan becomes a Rehabilitated Mortgage Loan.

          The Primary Servicer shall also be entitled to retain the fees or portions of fees Set forth in the Task Description and Exhibit B-6. The Primary
Servicer shall not be entitled to receive any default interest or late fees collected from the Mortgagor, and the Primary Servicer shall promptly, upon collection of such amounts, forward such interest and fees to the Master
Servicer in accordance with the Payment and Collection Description. Primary
Servicer may waive the right to collect a fee or portion of a fee to which it is entitled under this Agreement but may not waive or otherwise affect the rights of other parties to any other fees or portions of fees to which Primary Servicer is not entitled.

          The Primary Servicer shall be required to pay out of its own funds, without reimbursement, all overhead and general and administrative expenses incurred by it in connection with its servicing activities hereunder, including costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar

                                       8

internal costs and expenses, and Primary Servicer shall be required to pay all expenses that it incurs in the administration of this Agreement (but not those incurred at the direction or request of Master Servicer or a third party which direction or request requires the performance of a task or obligation not contemplated of Primary Servicer under this Agreement) and shall not be entitled to reimbursement of such costs and expenses, except (1) as may be specifically provided in this Agreement or (2) to the extent expenses are reimbursable by a
Mortgagor under the applicable mortgage loan documents and the Mortgagor makes such reimbursement.

          D. PRIMARY SERVICER REPRESENTATIONS AND WARRANTIES. The Primary
Servicer hereby makes for the benefit of the Master Servicer the same representations and warranties as are made by the Master Servicer under Section
____ of the Pooling and Servicing Agreement; provided, however, that references therein to the Master Servicer shall be deemed to be references to the Primary
Servicer and references to the Trustee shall be deemed references to the Master
Servicer.

                                     LXVII.

                           DOCUMENTS AND OTHER MATTERS

          A. SEGREGATION OF LOAN DOCUMENTS. The Primary Servicer shall segregate the Primary Servicer Servicing Documents related to the Mortgage Loans from all other assets of the Primary Servicer and, upon request, forward to the Master
Servicer copies of such documents or originals of such documents if in the possession of Primary Servicer and not part of the Mortgage File forwarded to the Trustee.

          B. ACCESS TO DOCUMENTS; PROVISION OF CERTAIN INFORMATION. The Primary
Servicer shall make available to the Master Servicer or any Successor Primary
Servicer, at a reasonable time, such information as the Master Servicer or such
Successor Primary Servicer shall reasonably request in writing and shall make available to the Master Servicer or any Successor Primary Servicer or Persons
designated by the Master Servicer or such Successor Primary Servicer such documents as the Master Servicer shall reasonably request in writing. To the extent the Primary Servicer possesses the information described in Section
8.15(b) of the Pooling and Servicing Agreement, the Primary Servicer shall afford access to that information to those Persons identified in such Section that are entitled to such access from the Master Servicer. The Master Servicer shall make available to the Primary Servicer, at a reasonable time, such information as the Primary Servicer shall reasonably request in writing in connection with the performance of the Services and, subject to the terms and conditions of Section 8.15(b) of the Pooling and Servicing Agreement, shall make available to the Primary Servicer or Persons designated by the Primary Servicer such documents related to the Mortgage Loans and the Servicing of the Mortgage
Loans as the Primary Servicer shall reasonably request in writing.

                                     LXVIII.

                           MASTER SERVICER ASSISTANCE

          A. MASTER SERVICER ASSISTANCE.

                                       9

          1. THE MASTER SERVICER SHALL MAKE REASONABLE EFFORTS TO DO ANY AND ALL
THINGS REASONABLY REQUESTED BY THE PRIMARY SERVICER TO ENABLE THE PRIMARY
SERVICER TO RENDER THE SERVICES, INCLUDING, WITHOUT LIMITATION, DELIVERING TO
THE TRUSTEE ANY RECEIPTS OR OTHER DOCUMENTATION THAT THE TRUSTEE MAY REQUIRE TO
ALLOW IT TO RELEASE ANY MORTGAGE FILES OR DOCUMENTS CONTAINED THEREIN OR
ACQUIRED IN RESPECT THEREOF REQUESTED BY THE PRIMARY SERVICER. NOTWITHSTANDING
ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY (INCLUDING ANY CONTRARY
PROVISION OF EXHIBIT B-5), THE PRIMARY SERVICER SHALL DO ANY AND ALL THINGS
REASONABLY REQUESTED BY THE MASTER SERVICER TO ENABLE THE MASTER SERVICER TO
COMPLY WITH ITS OBLIGATIONS UNDER THE POOLING AND SERVICING AGREEMENT. BEFORE
THE MASTER SERVICER RELEASES ALL OR ANY PORTION OF ANY MORTGAGE FILE OR DOCUMENT
CONTAINED THEREIN OR ACQUIRED IN RESPECT THEREOF TO THE PRIMARY SERVICER, THE
MASTER SERVICER MAY REQUIRE THE PRIMARY SERVICER TO EXECUTE A RECEIPT THEREFOR
OR, IN THE EVENT OF A MORTGAGE LOAN THAT HAS BEEN REPAID IN FULL, A CERTIFICATE
WITH RESPECT TO THE PAYMENT IN FULL OF THE RELATED MORTGAGE LOAN.

          2. THE MASTER SERVICER SHALL DELIVER TO THE PRIMARY SERVICER THE POWER
OF ATTORNEY ON OR BEFORE THE CLOSING DATE. IF REQUIRED IN CONNECTION WITH THE
PROVISION OF THE SERVICES, THE MASTER SERVICER SHALL FURNISH, OR CAUSE TO BE
FURNISHED, TO THE PRIMARY SERVICER, UPON REQUEST, ANY POWERS OF ATTORNEY OF THE
MASTER SERVICER OR THE TRUSTEE, EMPOWERING THE PRIMARY SERVICER TO TAKE SUCH
ACTIONS AS IT DETERMINES TO BE REASONABLY NECESSARY TO COMPLY WITH ITS SERVICING
DUTIES HEREUNDER OR TO ENABLE THE PRIMARY SERVICER TO SERVICE AND ADMINISTER THE
MORTGAGE LOANS AND CARRY OUT ITS DUTIES HEREUNDER, IN EACH CASE IN ACCORDANCE
WITH THE SERVICING STANDARD AND THE TERMS OF THIS AGREEMENT. THE PRIMARY
SERVICER HEREBY AGREES TO INDEMNIFY THE MASTER SERVICER AND THE TRUSTEE FROM ANY
LOSS, DAMAGE, EXPENSE OR CLAIM RELATING TO MISUSE OR WRONGFUL USE OF ANY SUCH
POWER OF ATTORNEY.

          B. SPECIALLY SERVICED MORTGAGE LOANS. The Primary Servicer shall promptly notify the Master Servicer and the Special Servicer, with respect to each Specially Serviced Mortgage Loan, of any questions, complaints, legal notices, or other communications relating to the foreclosure or default of such loans or bankruptcy proceedings of a Mortgagor that are received by the Primary
Servicer and such other matters as would, consistent with the Servicing
Standard, require notification to the owner or the servicer of the Mortgage
Loan. The Master Servicer shall notify the Primary Servicer of any Specially
Serviced Mortgage Loan becoming a Rehabilitated Mortgage Loan promptly following the Master Servicer's receipt of notice to such effect from the Special Servicer and shall request, upon request by the Primary Servicer, from the Special
Servicer copies of all relevant documents received by the Special Servicer during the time that such Mortgage Loan was a Specially Serviced Mortgage Loan and deliver to the Primary Servicer such documents promptly following the Master
Servicer's receipt thereof, together with any relevant documents received by the
Master Servicer (other than from

                                       10

the Primary Servicer) during the time that such Mortgage Loan was a Specially
Serviced Mortgage Loan.

                                      LXIX.

                      ADDITIONAL PRIMARY SERVICER COVENANTS

          A. ADDITIONAL NOTICES. The Primary Servicer shall promptly notify the
Master Servicer of any significant events which become known to Primary Servicer affecting the Mortgage Loans, the related Mortgagor or related Mortgaged
Property, such as a payment default, a bankruptcy, a judicial lien or casualty event, and the Primary Servicer shall also promptly advise the Master Servicer of all material collection and customer service issues and, if requested, shall furnish the Master Servicer with copies of any correspondence or other documents in the possession of the Primary Servicer related to any such matter. If litigation is instituted with respect to a Mortgage Loan, the Primary Servicer, if aware of such litigation, shall notify the Master Servicer immediately as to the status of the litigation related to such Mortgage Loan and shall, when reasonably required or requested by the Master Servicer, provide to the Master
Servicer copies of all pertinent information in the Primary Servicer's possession related to such litigation, including, without limitation, copies of related Servicing Documents.

          B. ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE. The Primary Servicer
shall deliver to the Master Servicer on or before March 15 of each year, commencing in the calendar year immediately following the calendar year in which the Closing Date occurs, an Officer's Certificate of a Primary Servicing Officer
certifying that, with respect to the period ending on the preceding December 31,
(i) such Primary Servicing Officer has reviewed the activities of the Primary
Servicer during the preceding calendar year or portion thereof and its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such Primary Servicing Officer's knowledge, based on such review, the Primary Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Primary Servicing Officer and the nature and status thereof.

          C. ANNUAL INDEPENDENT ACCOUNTANTS' SERVICING REPORT. Not later than
March 15 of each year (or March 14 if a leap year), commencing in the calendar year immediately following the calendar year in which the Closing Date occurs, the Primary Servicer at its own expense shall cause a firm of nationally recognized Independent public accountants (who may also render other services to the Primary Servicer) which is a member of the American Institute of Certified
Public Accountants to furnish a statement (an "Accountant's Statement") to the
Master Servicer to the effect that (i) such firm has obtained a letter of representations regarding certain matters from the management of the Primary
Servicer, which includes an assertion that the Primary Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single
Attestation Program for Mortgage Bankers established by the Mortgage Bankers
Association of America, with respect to the servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and
(ii) on the basis of an examination conducted by such firm in accordance with standards established by the

                                       11

American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. If the same entity acts as Primary
Servicer hereunder and Special Servicer under the Pooling and Servicing
Agreement, the Accountant's Statement may be delivered as part of a single statement.

          D. FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE POLICY.

          1. THE PRIMARY SERVICER, AT ITS OWN EXPENSE, SHALL MAINTAIN IN EFFECT
A FIDELITY BOND (THE "PRIMARY SERVICER FIDELITY BOND") AND AN ERRORS AND
OMISSIONS POLICY (THE "PRIMARY SERVICER ERRORS AND OMISSIONS INSURANCE POLICY")
WITH A QUALIFIED INSURER, NAMING THE MASTER SERVICER AS CERTIFICATEHOLDER,
AFFORDING COVERAGE FOR ALL DIRECTORS, OFFICERS AND EMPLOYEES (IT BEING
ACKNOWLEDGED THAT A "QUALIFIED INSURER" SHALL FOR THIS PURPOSE INCLUDE ANY
ENTITY THAT SATISFIES ALL OF THE CRITERIA, OTHER THAN THE RATINGS CRITERIA, SET
FORTH IN THE DEFINITION OF "QUALIFIED INSURER" AND WHOSE OBLIGATIONS UNDER THE
RELATED PRIMARY SERVICER FIDELITY BOND OR PRIMARY SERVICER ERRORS AND OMISSIONS
INSURANCE POLICY ARE GUARANTEED OR BACKED BY AN ENTITY THAT SATISFIES THE
RATINGS CRITERIA SET FORTH IN THE DEFINITION OF "QUALIFIED INSURER" (CONSTRUED
AS IF SUCH ENTITY WERE AN INSURER REFERRED TO THEREIN). THE PRIMARY SERVICER
ERRORS AND OMISSIONS INSURANCE POLICY AND PRIMARY SERVICER FIDELITY BOND SHALL
BE IN SUCH FORM AND AMOUNT THAT WOULD SATISFY THE REQUIREMENTS FOR SUCH POLICIES
AS THE MASTER SERVICER MUST SATISFY AS SET FORTH IN SECTION 8.2 OF THE POOLING
AND SERVICING AGREEMENT. THE PRIMARY SERVICER SHALL FURNISH TO THE MASTER
SERVICER, NOT LATER THAN THIRTY (30) DAYS AFTER THE CLOSING DATE, EVIDENCE
(WHICH EVIDENCE MAY CONSIST OF A CERTIFICATE FROM THE APPLICABLE INSURANCE
COMPANY OR COMPANIES) OF THE PRIMARY SERVICER'S COMPLIANCE WITH THIS SECTION
5.4(A).

          2. THE PRIMARY SERVICER SHALL PROMPTLY REPORT IN WRITING TO THE MASTER
SERVICER ANY MATERIAL ADVERSE CHANGES THAT MAY OCCUR IN THE PRIMARY SERVICER
FIDELITY BOND OR THE PRIMARY SERVICER ERRORS AND OMISSIONS INSURANCE POLICY AND
SHALL FURNISH TO THE MASTER SERVICER UPON WRITTEN REQUEST COPIES OF ALL
CERTIFICATES FROM THE APPLICABLE INSURANCE COMPANY OR COMPANIES EVIDENCING THAT
SUCH BOND AND INSURANCE POLICY ARE IN FULL FORCE AND EFFECT. IF A BOND OR
INSURANCE CLAIM REPORT IS FILED WITH ANY OF THE PRIMARY SERVICER'S BONDING
COMPANIES OR INSURERS RELATING TO THE MORTGAGE LOANS OR THE SERVICING THEREOF, A
COPY OF SUCH REPORT (WHICH REPORT MAY OMIT ANY REFERENCES TO INDIVIDUALS
SUSPECTED OF SUCH EMBEZZLEMENT, FRAUD OR IRREGULARITIES OF OPERATION) SHALL BE
PROMPTLY FURNISHED TO THE MASTER SERVICER.

                                       12

          E. PRIMARY SERVICER'S FINANCIAL STATEMENTS AND RELATED INFORMATION.
The Primary Servicer shall deliver to the Master Servicer, within 120 days after the end of its fiscal year, a copy of its annual financial statements, such financial statements to be audited if then customarily audited, and with respect to any unaudited financial statements provided by the Primary Servicer, which financial statements shall be certified by the Primary Servicer's chief financial officer to be true, correct and complete. The Primary Servicer shall notify the Master Servicer, as of the Closing Date, of the Primary Servicer's
fiscal year and shall notify the Master Servicer promptly after any change thereof.

          F. NO ADVANCING. Under no circumstance shall the Primary Servicer make or have an obligation to make any Advances. The Primary Servicer will promptly notify the Master Servicer in accordance with the Task Description if the
Primary Servicer believes that a Servicing Advance is or will be required to be made with respect to any Mortgage Loan.

          G. INSPECTION RIGHTS. The Primary Servicer shall afford the Master
Servicer and the Trustee, upon reasonable notice and during normal business hours, reasonable access to all records, information, books and documentation regarding the Mortgage Loans, and all accounts, insurance policies and other relevant matters relating to this Agreement, and access to Primary Servicing
Officers of the Primary Servicer responsible for its obligations hereunder.
Without limiting the foregoing, the Master Servicer may visit the offices of the
Primary Servicer no more than once annually (including visits under similar primary servicing agreements between the Master Servicer and the Primary
Servicer for commercial mortgage loans) for the purpose of reviewing the Primary
Servicer's compliance with this Agreement and such similar agreements, upon reasonable notice and during normal business hours, and Primary Servicer will cooperate with Master Servicer to provide Master Servicer with the information that Master Servicer reasonably requests to permit such review.

          H. AUTHORIZED OFFICER. Primary Servicer shall provide Master Servicer promptly with a written list of authorized Primary Servicing Officers of Primary
Servicer, which may be amended from time to time by written notice front Primary
Servicer to Master Servicer; provided, however, that such list shall denote one principal Primary Servicing Officer responsible for the Primary Servicer's obligations under this Agreement.

          I. ADDITIONAL REPORTS. Primary Servicer shall produce such additional written reports with respect to the Mortgage Loans as the Master Servicer may from time to time reasonably request in order to comply with its obligations under the Pooling and Servicing Agreement, provided that if any Person is requesting the report from the Master Servicer pursuant to the Pooling and
Servicing Agreement, such report constitutes an ad-hoc non-standard report, no additional recalculation or combinations of the information provided by the
Primary Servicer are required for the Master Servicer to produce such report and the Master Servicer receives a fee for the production of such report, then the
Master Servicer shall pay such fee to the Primary Servicer.

          J. CONSENTS. Proposed modifications, waivers, consents or amendments shall be handled as set forth in Exhibit B-6.

                                       13

          K. SARBANES-OXLEY BACKUP CERTIFICATION. The Primary Servicer shall execute and deliver to the Master Servicer a backup certification substantially in the form set forth in Exhibit D hereto ("Backup Certification") no later than
March 25 of each year in which the Master Servicer becomes subject to a certification obligation under the Pooling and Servicing Agreement in connection with the certification requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Commission thereunder (including any interpretations thereof by the staff of the Commission).

          L. QUARTERLY SERVICING ACCOUNTS RECONCILIATION CERTIFICATION. The
Primary Servicer shall execute and deliver to the Master Servicer a certification substantially in the form set forth in Exhibit E hereto no later than the 15th calendar day of each February, May, August and November, commencing in May 20__ (the date of such delivery, in each case, a
"Reconciliation Certification Date), with respect to the calendar quarters ending the immediately preceding December 31st, March 31st, June 30th and
September 30th, respectively.

                                      LXX.

                     PRIMARY SERVICER DEFAULT; TERMINATION;
                          POST-TERMINATION OBLIGATIONS

          A. PRIMARY SERVICER DEFAULT. Each of the following events shall constitute a "Primary Servicer Default" hereunder:

          A. ANY FAILURE BY THE PRIMARY SERVICER TO REMIT TO THE MASTER SERVICER
     WHEN DUE ANY AMOUNT REQUIRED TO BE REMITTED UNDER THIS AGREEMENT AND THE
     CONTINUATION OF SUCH FAILURE FOR A PERIOD OF ONE BUSINESS DAY; OR

          B. ANY FAILURE BY THE PRIMARY SERVICER DULY TO OBSERVE OR PERFORM IN
     ANY MATERIAL RESPECT ANY OF THE COVENANTS OR AGREEMENTS ON THE PART OF THE
     PRIMARY SERVICER CONTAINED IN THIS AGREEMENT, WHICH FAILURE CONTINUES
     UNREMEDIED FOR A PERIOD OF TWENTY-FIVE (25) DAYS AFTER THE DATE ON WHICH
     WRITTEN NOTICE OF SUCH FAILURE, REQUIRING THE SAME TO BE REMEDIED, SHALL
     HAVE BEEN GIVEN TO THE PRIMARY SERVICER BY THE MASTER SERVICER; PROVIDED,
     HOWEVER, THAT TO THE EXTENT THE MASTER SERVICER DETERMINES, IN ITS
     REASONABLE DISCRETION, THAT THE PRIMARY SERVICER IS IN GOOD FAITH
     ATTEMPTING TO REMEDY SUCH FAILURE AND THE CERTIFICATEHOLDERS SHALL NOT BE
     MATERIALLY AND ADVERSELY AFFECTED THEREBY, SUCH CURE PERIOD MAY BE EXTENDED
     TO THE EXTENT NECESSARY TO PERMIT THE PRIMARY SERVICER TO CURE SUCH
     FAILURE; PROVIDED, FURTHER, THAT SUCH CURE PERIOD MAY NOT EXCEED SIXTY (60)
     DAYS; AND; PROVIDED, FURTHER THAT IF SUCH FAILURE TO PERFORM ON THE PART OF
     THE PRIMARY SERVICER RESULTS IN AN EVENT OF DEFAULT BY THE MASTER

                                       14

     SERVICER UNDER THE POOLING AND SERVICING AGREEMENT, THEN THE CURE PERIODS
     DESCRIBED IN THIS SECTION 6.1(II) SHALL NOT APPLY; OR

          C. ANY BREACH OF THE REPRESENTATIONS AND WARRANTIES MADE PURSUANT TO
     SECTION 2.4 HEREOF THAT MATERIALLY AND ADVERSELY AFFECTS THE INTEREST OF
     THE MASTER SERVICER AND THAT CONTINUES UNREMEDIED FOR A PERIOD OF
     TWENTY-FIVE (25) DAYS AFTER THE DATE ON WHICH WRITTEN NOTICE OF SUCH
     BREACH, REQUIRING THE SAME TO BE REMEDIED, SHALL HAVE BEEN GIVEN BY THE
     MASTER SERVICER TO PRIMARY SERVICER; PROVIDED, HOWEVER, THAT TO THE EXTENT
     THE MASTER SERVICER DETERMINES IN ITS REASONABLE DISCRETION THAT THE
     PRIMARY SERVICER IS IN GOOD FAITH ATTEMPTING TO REMEDY SUCH BREACH AND THE
     CERTIFICATEHOLDERS SHALL NOT BE MATERIALLY AND ADVERSELY AFFECTED THEREBY,
     SUCH CURE PERIOD MAY BE EXTENDED TO THE EXTENT NECESSARY TO PERMIT THE
     PRIMARY SERVICER TO CURE SUCH BREACH; PROVIDED, HOWEVER, THAT SUCH CURE
     PERIOD MAY NOT EXCEED SIXTY (60) DAYS; AND PROVIDED, FURTHER, THAT IF SUCH
     FAILURE TO PERFORM ON THE PART OF THE PRIMARY SERVICER RESULTS IN AN EVENT
     OF DEFAULT (OR AN EVENT THAT WITH NOTICE OR THE PASSAGE OF TIME WOULD
     CONSTITUTE SUCH AN EVENT OF DEFAULT) BY THE MASTER SERVICER UNDER THE
     POOLING AND SERVICING AGREEMENT, THEN THE CURE PERIODS DESCRIBED IN THIS
     SECTION 6.1(III) SHALL NOT APPLY; OR

          D. A DECREE OR ORDER OF A COURT OR AGENCY OR SUPERVISORY AUTHORITY
     HAVING JURISDICTION IN THE PREMISES IN AN INVOLUNTARY CASE UNDER ANY
     PRESENT OR FUTURE FEDERAL OR STATE BANKRUPTCY, INSOLVENCY OR SIMILAR LAW
     FOR THE APPOINTMENT OF A CONSERVATOR, RECEIVER, LIQUIDATOR, TRUSTEE OR
     SIMILAR OFFICIAL IN ANY BANKRUPTCY, INSOLVENCY, READJUSTMENT OF DEBT,
     MARSHALLING OF ASSETS AND LIABILITIES OR SIMILAR PROCEEDINGS, OR FOR THE
     WINDING-UP OR LIQUIDATION OF ITS AFFAIRS, SHALL HAVE BEEN ENTERED AGAINST
     THE PRIMARY SERVICER AND SUCH DECREE OR ORDER SHALL HAVE REMAINED IN FORCE
     UNDISCHARGED OR UNSTAYED FOR A PERIOD OF SIXTY (60) DAYS; OR

          E. THE PRIMARY SERVICER SHALL CONSENT TO THE APPOINTMENT OF A
     CONSERVATOR, RECEIVER, LIQUIDATOR, TRUSTEE OR SIMILAR OFFICIAL IN ANY
     BANKRUPTCY, INSOLVENCY, READJUSTMENT OF DEBT, MARSHALLING OF ASSETS AND
     LIABILITIES OR SIMILAR PROCEEDINGS OR OF OR RELATING TO ALL OR
     SUBSTANTIALLY ALL OF ITS PROPERTY; OR

          F. THE PRIMARY SERVICER SHALL ADMIT IN WRITING ITS INABILITY TO PAY
     ITS DEBTS GENERALLY AS THEY BECOME DUE, FILE A PETITION TO TAKE ADVANTAGE
     OF ANY APPLICABLE BANKRUPTCY,

                                       15

     INSOLVENCY OR REORGANIZATION STATUTE, MAKE AN ASSIGNMENT FOR THE BENEFIT OF
     ITS CREDITORS, VOLUNTARILY SUSPEND PAYMENT OF ITS OBLIGATIONS, OR TAKE ANY
     CORPORATE ACTION IN FURTHERANCE OF THE FOREGOING; OR

          G. ANY OTHER EVENT CAUSED BY THE PRIMARY SERVICER WHICH CREATES AN
     EVENT OF DEFAULT (OR AN EVENT THAT WITH NOTICE OR THE PASSAGE TIME WOULD
     CONSTITUTE SUCH AN EVENT OF DEFAULT) OF THE MASTER SERVICER UNDER THE
     POOLING AND SERVICING AGREEMENT.

          Primary Servicer agrees to give prompt written notice to Master
Servicer upon the occurrence of any Primary Servicer Default.

          If the Primary Servicer fails to remit to the Master Servicer when due any amount required to be remitted under this Agreement (whether or not such failure constitutes a Primary Servicer Default), then interest shall accrue on the amount that was required to be remitted, and the Primary Servicer shall promptly pay such interest to the Master Servicer, at a per annum rate equal to the Advance Rate from and including the date when such remittance was required to be made to but excluding the day when such remittance is actually made.

          B. TERMINATION.

          1. THE OBLIGATIONS AND RESPONSIBILITIES OF THE PRIMARY SERVICER AS
CREATED HEREBY (OTHER THAN AS EXPRESSLY PROVIDED HEREIN) SHALL TERMINATE UPON
THE EARLIER TO OCCUR OF (I) THE RECEIPT BY THE PRIMARY SERVICER OF THE MASTER
SERVICER'S WRITTEN NOTICE OF SUCH TERMINATION DELIVERED AT THE MASTER SERVICER'S
OPTION FOLLOWING THE OCCURRENCE OF A PRIMARY SERVICER DEFAULT OR (II) THE FINAL
PAYMENT OR OTHER LIQUIDATION OF THE LAST MORTGAGE LOAN REMAINING OUTSTANDING
(THE "PRIMARY SERVICING TERMINATION DATE"). FROM AND AFTER THE PRIMARY SERVICING
TERMINATION DATE, THE PRIMARY SERVICER SHALL, IF APPLICABLE, CONTINUE TO
COOPERATE IN THE TRANSFER OF PRIMARY SERVICING, INCLUDING THE DELIVERY OF FILES
AND TRANSFER OF ACCOUNTS AS CONTEMPLATED HEREBY BUT SHALL HAVE NO FURTHER
OBLIGATIONS UNDER THIS AGREEMENT.

          2. WITHOUT LIMITING THE FOREGOING, THE PRIMARY SERVICER AGREES THAT
THE RIGHTS AND DUTIES OF THE MASTER SERVICER UNDER THIS AGREEMENT AND THE
POOLING AND SERVICING AGREEMENT MAY BE ASSUMED BY A SUCCESSOR MASTER SERVICER OR
THE TRUSTEE UPON A TERMINATION OF THE MASTER SERVICER'S SERVICING RIGHTS
PURSUANT TO THE POOLING AND SERVICING AGREEMENT.

          3. PRIMARY SERVICER'S RIGHTS AND OBLIGATIONS SHALL EXPRESSLY SURVIVE A
TERMINATION OF MASTER SERVICER'S SERVICING RIGHTS PURSUANT TO THE POOLING AND
SERVICING AGREEMENT (EXCEPT A

                                       16

TERMINATION OF MASTER SERVICER CAUSED BY A PRIMARY SERVICER DEFAULT). IN THE
EVENT OF SUCH A TERMINATION, ANY SUCCESSOR MASTER SERVICER OR THE TRUSTEE (IF IT
ASSUMES THE SERVICING OBLIGATIONS OF THE MASTER SERVICER) SHALL BE DEEMED TO
AUTOMATICALLY HAVE ASSUMED AND AGREED TO THIS AGREEMENT WITHOUT FURTHER ACTION
UPON BECOMING THE SUCCESSOR MASTER SERVICER.

          4. UPON THE REQUEST OF PRIMARY SERVICER, THE SUCCESSOR MASTER SERVICER
OR TRUSTEE, AS APPLICABLE, SHALL CONFIRM TO PRIMARY SERVICER IN WRITING THAT
THIS AGREEMENT REMAINS IN FULL FORCE AND EFFECT. UPON THE REQUEST OF THE
SUCCESSOR MASTER SERVICER OR TRUSTEE, PRIMARY SERVICER SHALL CONFIRM TO THE
SUCCESSOR MASTER SERVICER OR TRUSTEE, AS APPLICABLE, IN WRITING THAT THIS
AGREEMENT REMAINS IN FULL FORCE AND EFFECT.

          5. THE MASTER SERVICER'S REIMBURSEMENT OBLIGATIONS TO THE PRIMARY
SERVICER HEREUNDER AND THE PRIMARY SERVICER'S ENTITLEMENT TO PAYMENT OF THE
PRIMARY SERVICING FEE HEREUNDER SHALL SURVIVE THE PRIMARY SERVICING TERMINATION
DATE, BUT ONLY TO THE EXTENT SUCH REIMBURSEMENT OR SUCH PRIMARY SERVICING FEE
RELATES TO A PERIOD PRIOR TO THE TERMINATION OF ALL OF THE PRIMARY SERVICER'S
OBLIGATIONS HEREUNDER.

          6. THE RIGHTS OF MASTER SERVICER TO TERMINATE PRIMARY SERVICER UPON
THE OCCURRENCE OF A PRIMARY SERVICER DEFAULT SHALL BE IN ADDITION TO ANY OTHER
RIGHTS MASTER SERVICER MAY HAVE AT LAW OR IN EQUITY, INCLUDING INJUNCTIVE RELIEF
OR SPECIFIC PERFORMANCE.

          C. ASSIGNMENT BY PRIMARY SERVICER. This Agreement and the rights and benefits hereunder of the Primary Servicer shall not be assignable, and the duties and obligations hereunder of such party shall not be delegable; provided, however, that (i) the Primary Servicer may assign, sell or transfer its rights and duties under this Agreement (in whole and not in part) to a parent company of Primary Servicer or a wholly-owned subsidiary or affiliate of such party, or a successor by merger of Primary Servicer; (ii) the Primary Servicer shall be entitled to employ subcontractors to the extent provided in Article VII and
(iii) the Primary Servicer shall be entitled to assign, sell or transfer its rights and duties under this Agreement (in whole and not in part), provided that
(in the case of this subclause (iii) either (A) the Master Servicer has approved the proposed successor, such approval not to be unreasonably withheld, or (B)
the proposed successor to the Primary Servicer then: (a) is rated "above average" or the equivalent by each Rating Agency, (b) has at least $15,000,000 in total assets and (c) is appropriately qualified to do business and/or is licensed in all jurisdictions where such qualification and/or licensing is necessary to service the Mortgage Loans. Any such assignment under this Section
6.3 (other than one described in clause (ii) above) shall (i) not be effective until such successor Primary Servicer enters into a written agreement satisfactory to Master Servicer agreeing to be bound by the terms and provisions of this Agreement (but not altering the obligations under this Agreement); and
(ii) not relieve the assigning Primary Servicer of any duties or liabilities arising or incurred prior to such assignment. Any costs or expenses incurred

                                       17

in connection with such assignment shall be payable by the assigning Primary
Servicer. Any assignment or delegation or attempted assignment or delegation in contravention of this Agreement shall be null and void.

          D. RESIGNATION OF PRIMARY SERVICER. The Primary Servicer shall not resign from the obligations and duties hereby imposed on it (except as otherwise permitted under Section 6.3) unless it determines that the Primary Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Primary
Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer. No such resignation shall become effective until a successor servicer designated by the Master Servicer shall have assumed the
Primary Servicer's responsibilities and obligations under this Agreement.

          E. POST-TERMINATION OBLIGATIONS.

          1. IN THE EVENT OF A TERMINATION OF THE PRIMARY SERVICER'S RIGHTS AND
DUTIES HEREUNDER DUE TO A PRIMARY SERVICER DEFAULT, ANY ASSIGNMENT OF THE
PRIMARY SERVICER'S RIGHTS AND DUTIES HEREUNDER PERMITTED UNDER SECTION 6.3 OR
ANY RESIGNATION OF THE PRIMARY SERVICER FROM ITS RIGHTS AND DUTIES HEREUNDER
PERMITTED UNDER SECTION 6.4, AS THE CASE MAY BE, THE PRIMARY SERVICER SHALL
PROMPTLY (I) DELIVER THE SERVICING DOCUMENTS TO THE MASTER SERVICER OR A
SUCCESSOR PRIMARY SERVICER, AS DIRECTED BY THE MASTER SERVICER, (II) REMIT TO OR
AT THE DIRECTION OF THE MASTER SERVICER, BY WIRE TRANSFER OF IMMEDIATELY
AVAILABLE FUNDS, ALL CASH HELD BY THE PRIMARY SERVICER WITH RESPECT TO THE
MORTGAGE LOANS (OTHER THAN ANY PORTION OF SUCH CASH REPRESENTING PRIMARY
SERVICING COMPENSATION TO WHICH THE PRIMARY SERVICER IS ENTITLED PURSUANT TO
SECTION 2.3), AND (III) IF SO REQUESTED BY THE MASTER SERVICER, ASSIGN TO THE
MASTER SERVICER OR A SUCCESSOR PRIMARY SERVICER, AS DIRECTED BY THE MASTER
SERVICER, AND IN SUCH EVENT THE MASTER SERVICER SHALL ASSUME, OR CAUSE THE
SUCCESSOR PRIMARY SERVICER TO ASSUME, ALL SERVICE CONTRACTS RELATED TO THE
MORTGAGE LOANS TRANSFERRED THEREON BUT ONLY TO THE EXTENT SUCH CONTRACTS ARE
ASSIGNABLE AND THE REQUIRED CONSENTS (IF ANY) TO SUCH ASSIGNMENTS HAVE BEEN
OBTAINED. THE PRIMARY SERVICER SHALL USE ALL REASONABLE EFFORTS TO OBTAIN THE
CONSENTS REQUIRED TO EFFECT SUCH ASSIGNMENTS.

          2. ON AND AFTER THE PRIMARY SERVICING TERMINATION DATE, THE DATE OF
ANY ASSIGNMENT OF THE PRIMARY SERVICER'S RIGHTS AND DUTIES HEREUNDER IN
ACCORDANCE WITH SECTION 6.3 OR THE DATE OF ANY RESIGNATION BY THE PRIMARY
SERVICER FROM ITS RIGHTS AND DUTIES HEREUNDER IN ACCORDANCE WITH SECTION 6.4, AS
THE CASE MAY BE, THE PRIMARY SERVICER SHALL PROMPTLY ENDORSE AND SEND TO OR AT
THE DIRECTION OF THE MASTER SERVICER VIA OVERNIGHT MAIL OR DELIVERY

                                       18

SERVICE ANY CHECKS OR OTHER FUNDS IN RESPECT OF THE MORTGAGE LOANS WHICH ARE
RECEIVED BY THE PRIMARY SERVICER.

          3. THE PRIMARY SERVICER SHALL PROVIDE TO THE MASTER SERVICER PROMPTLY
(BUT IN NO EVENT LATER THAN TEN (10) BUSINESS DAYS) AFTER THE PRIMARY SERVICING
TERMINATION DATE, THE DATE OF ANY ASSIGNMENT OF THE PRIMARY SERVICER'S RIGHTS
AND DUTIES HEREUNDER IN ACCORDANCE WITH SECTION 6.3 OR THE DATE OF ANY
RESIGNATION BY THE PRIMARY SERVICER FROM ITS RIGHTS AND DUTIES HEREUNDER IN
ACCORDANCE WITH SECTION 6.4, AS THE CASE MAY BE, THE FOLLOWING INFORMATION, IN
EACH CASE AS OF SUCH DATE: (A) A LEDGER ACCOUNTING ITEMIZING THE DATES AND
AMOUNTS OF ALL PAYMENTS MADE, RECEIVED OR APPLIED BY THE PRIMARY SERVICER WITH
REGARD TO THE MORTGAGE LOANS, FURTHER ITEMIZING PRINCIPAL AND INTEREST PAYMENTS,
TAX PAYMENTS, SPECIAL ASSESSMENTS, HAZARD INSURANCE, MORTGAGE INSURANCE
PREMIUMS, GROUND RENTS, IF ANY, AND ALL OTHER PAYMENTS AND (B) A CURRENT TRIAL
BALANCE FOR SUCH MORTGAGE LOAN.

          4. ON A DATE TO BE AGREED UPON BY THE PRIMARY SERVICER AND THE MASTER
SERVICER, BUT NOT LATER THAN THE BUSINESS AY FOLLOWING THE PRIMARY SERVICING
TERMINATION DATE, THE DATE OF ANY ASSIGNMENT OF THE PRIMARY SERVICER'S RIGHTS
AND DUTIES HEREUNDER IN ACCORDANCE WITH SECTION 6.3 OR THE DATE OF ANY
RESIGNATION BY THE PRIMARY SERVICER FROM ITS RIGHTS AND DUTIES HEREUNDER IN
ACCORDANCE WITH SECTION 6.4, AS THE CASE MAY BE, THE PRIMARY SERVICER SHALL
COMMENCE AND CONTINUE DILIGENTLY TO COMPLETION AT ITS OWN EXPENSE, TO NOTIFY THE
MORTGAGORS UNDER THE MORTGAGE LOANS OF THE ADDRESS TO WHICH PAYMENTS ON SUCH
MORTGAGE LOANS SHOULD BE SENT AFTER THE PRIMARY SERVICING TERMINATION DATE, THE
DATE OF ANY ASSIGNMENT OF THE PRIMARY SERVICER'S RIGHTS AND DUTIES HEREUNDER IN
ACCORDANCE WITH SECTION 6.3 OR THE DATE OF ANY RESIGNATION BY THE PRIMARY
SERVICER FROM ITS RIGHTS AND DUTIES HEREUNDER IN ACCORDANCE WITH SECTION 6.4, AS
THE CASE MAY BE; PROVIDED, HOWEVER, THAT IN ANY EVENT, PRIMARY SERVICER SHALL BE
OBLIGATED TO NOTIFY MORTGAGORS WITHIN SEVEN (7) BUSINESS DAYS FOLLOWING THE
PRIMARY SERVICING TERMINATION DATE, THE DATE OF ANY ASSIGNMENT OF THE PRIMARY
SERVICER'S RIGHTS AND DUTIES HEREUNDER IN ACCORDANCE WITH SECTION 6.3 OR THE
DATE OF ANY RESIGNATION BY THE PRIMARY SERVICER FROM ITS RIGHTS AND DUTIES
HEREUNDER IN ACCORDANCE WITH SECTION 6.4, AS THE CASE MAY BE.

          5. THE PRIMARY SERVICER SHALL PROMPTLY FORWARD TO THE MASTER SERVICER,
AT THE PRIMARY SERVICER'S EXPENSE ALL MORTGAGOR CORRESPONDENCE, INSURANCE
NOTICES, TAX BILLS OR ANY OTHER CORRESPONDENCE OR DOCUMENTATION RELATED TO ANY
MORTGAGE LOAN WHICH IS RECEIVED BY THE PRIMARY SERVICER AFTER THE PRIMARY
SERVICING TERMINATION DATE, THE DATE OF ANY ASSIGNMENT OF THE

                                       19

PRIMARY SERVICER'S RIGHTS AND DUTIES HEREUNDER IN ACCORDANCE WITH SECTION 6.3 OR
THE DATE OF ANY RESIGNATION BY THE PRIMARY SERVICER FROM ITS RIGHTS AND DUTIES
HEREUNDER IN ACCORDANCE WITH SECTION 6.4, AS THE CASE MAY BE.

          6. THE PRIMARY SERVICER SHALL OTHERWISE COOPERATE IN THE ORDERLY
TRANSFER OF THE SERVICING OF THE MORTGAGE LOANS AND SHALL FORWARD TO THE MASTER
SERVICER AND ANY SUCCESSOR PRIMARY SERVICER SUCH DOCUMENTS AS IT MAY RECEIVE
FROM TIME TO TIME REGARDING ANY MORTGAGE LOAN TRANSFERRED AND PROVIDE SUCH OTHER
ASSISTANCE AS MAY REASONABLY BE REQUIRED BY THE MASTER SERVICER OR ANY SUCCESSOR
PRIMARY SERVICER REGARDING SUCH TRANSFER.

          7. PRIMARY SERVICER SHALL BE ENTITLED TO ALL FEES, COMPENSATION,
INTEREST AND EARNINGS ON THE MORTGAGE LOANS ACCRUED THROUGH THE DATE OF
TERMINATION OF ITS OBLIGATIONS AND RIGHTS UNDER THIS AGREEMENT.

          F. ADDITIONAL TERMINATIONS. Notwithstanding any provision herein to the contrary, this Agreement shall terminate with respect to any Mortgage Loan if and when (i) such Mortgage Loan becomes a Specially Serviced Mortgage Loan or an REO Mortgage Loan (provided that this Agreement shall resume as to such
Mortgage Loan if and when such Mortgage Loan becomes a Rehabilitated Mortgage
Loan) or (ii) such Mortgage Loan is sold or otherwise disposed of by or on behalf of the Trust (which sale or disposition shall not include the transformation of a Loan into a Defeasance Loan). In the event of such termination, the Primary Servicer shall comply with Section 6.5 as if a Primary
Servicer Default had occurred, except that such Section shall be construed to relate only to such Mortgage Loan and references therein to Primary Servicing
Termination Date shall be construed to mean the date of such termination, and
(ii) the Primary Servicer shall cooperate in the orderly transfer of the servicing of such Mortgage Loan and shall forward to the Master Servicer such documents as it may receive from time to time with respect thereto and provide such other assistance as may reasonably be required by the Master Servicer with respect thereto. The Primary Servicer shall be entitled to all fees, compensation, interest and earnings on such Mortgage Loan (to which the Primary
Servicer is otherwise entitled hereunder) accrued through the date of termination of its obligations end rights with respect to such Mortgage Loan under this Agreement. If a Mortgage Loan subsequently becomes a Rehabilitated
Mortgage Loan, then the Primary Servicer shall promptly resume the servicing of such Mortgage Loan in accordance with the terms hereof.

                                      LXXI.

                                 SUBCONTRACTORS

          Without prior notice to or the prior written consent of the Master
Servicer, the Primary Servicer shall be permitted to employ, at its own expense, subcontractors to perform selected services (such as the engagement of tax monitoring services, property inspections, etc.) in connection with Primary
Servicer's performance of the Services for the Mortgage Loans;

                                       20

provided, however, that: the Primary Servicer shall remain fully liable at all times for the timely performance of all Services and for all other obligations hereunder.

                                     LXXII.

            PRIMARY SERVICER TO HOLD PROPERTY FOR THE MASTER SERVICER

          All records relating to the Mortgage Loans held by the Primary
Servicer, including but not limited to the Primary Servicer Servicing Documents, mortgage servicing documents, books, computer tapes and other documents and records (except for microfilm records) as well as any reproductions or copies of such records furnished for the purposes of performing Services from the Cut-Off
Date are, and shall continue at all times to be, held by the Primary Servicer for the benefit of the Master Servicer and, unless required by applicable law, regulation, legal process or regulatory authority, shall not be released, disseminated or otherwise made available to third parties without the prior written consent of the Master Servicer.

                                    LXXIII.

                                INDEMNIFICATION

          A. PRIMARY SERVICER'S INDEMNITY.

          1. THE PRIMARY SERVICER SHALL INDEMNIFY THE MASTER SERVICER, ITS
OFFICERS, EMPLOYEES AND AGENTS AGAINST, AND HOLD THE MASTER SERVICER HARMLESS
FROM, ANY AND ALL LOSSES, LIABILITIES, EXPENSES, CLAIMS, DEMANDS, COSTS, OR
JUDGMENT OF ANY TYPE AGAINST THE MASTER SERVICER ARISING OUT OF OR RELATED TO
(I) A NEGLIGENT OR WILLFUL FAILURE OF THE PRIMARY SERVICER OR ANY PERSON HIRED
BY THE PRIMARY SERVICER TO PERFORM PROPERLY ANY OF THE SERVICES TO BE PERFORMED
BY THE PRIMARY SERVICER PURSUANT TO THE PAYMENT AND COLLECTION DESCRIPTION, THE
PAYMENT AND LOAN STATUS REPORTS AND TASK DESCRIPTION, (II) ANY FAILURE BY THE
PRIMARY SERVICER TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT, OR (III)
BREACH OF ANY OF THE PRIMARY SERVICER'S REPRESENTATIONS AND WARRANTIES
HEREUNDER; PROVIDED, HOWEVER, THAT THE PRIMARY SERVICER SHALL NOT BE REQUIRED TO
INDEMNIFY THE MASTER SERVICER, ITS OFFICERS, EMPLOYEES OR AGENTS AGAINST OR HOLD
THE MASTER SERVICER, ITS OFFICERS, EMPLOYEES OR AGENTS HARMLESS FROM ANY LOSSES
TO THE EXTENT THAT SUCH LOSS IS CAUSED BY THE ACTIONS OF THE MASTER SERVICER,
ITS OFFICERS, EMPLOYEES OR AGENTS IN VIOLATION OF THE MASTER SERVICER'S DUTIES
UNDER THIS AGREEMENT OR UNDER THE POOLING AND SERVICING AGREEMENT (EXCEPT TO THE
EXTENT THAT SUCH FAILURE WAS CAUSED BY THE PRIMARY SERVICER'S FAILURE TO PERFORM
ITS OBLIGATIONS HEREUNDER). THE INDEMNIFICATION PROVIDED UNDER THIS SECTION 9.1
SHALL SURVIVE THE PRIMARY SERVICING TERMINATION DATE. THE MASTER SERVICER SHALL
PROMPTLY NOTIFY THE PRIMARY SERVICER IF A CLAIM IS MADE BY A THIRD PARTY WITH
RESPECT TO THIS AGREEMENT OR THE MORTGAGE LOANS ENTITLING THE MASTER

                                       21

SERVICER TO INDEMNIFICATION HEREUNDER. THE PRIMARY SERVICER SHALL ASSUME THE
DEFENSE OF ANY SUCH CLAIM (WITH COUNSEL REASONABLY SATISFACTORY TO THE MASTER
SERVICER) AND PAY ALL EXPENSES IN CONNECTION THEREWITH, INCLUDING COUNSEL FEES,
AND PROMPTLY PAY, DISCHARGE AND SATISFY ANY JUDGMENT OR DECREE WHICH MAY BE
ENTERED AGAINST IT OR THEM IN RESPECT OF SUCH CLAIM. ANY FAILURE TO SO NOTIFY
THE PRIMARY SERVICER SHALL NOT AFFECT ANY OF THE MASTER SERVICER'S RIGHTS TO
INDEMNIFICATION.

          2. NEITHER THE PRIMARY SERVICER NOR ANY OF THE DIRECTORS, OFFICERS,
EMPLOYEES OR AGENTS OF THE PRIMARY SERVICER SHALL BE UNDER ANY LIABILITY TO THE
MASTER SERVICER, THE HOLDERS OF THE CERTIFICATES, THE DEPOSITOR, THE TRUSTEE OR
ANY OTHER PERSON FOR ANY ACTION TAKEN OR FOR REFRAINING FROM THE TAKING OF ANY
ACTION IN GOOD FAITH AND USING ITS REASONABLE BUSINESS JUDGMENT PURSUANT TO THIS
AGREEMENT, OR FOR ERRORS IN JUDGMENT; PROVIDED THAT THIS PROVISION SHALL NOT
PROTECT THE PRIMARY SERVICER OR ANY SUCH PERSON AGAINST ANY BREACH OF A
COVENANT, REPRESENTATION OR WARRANTY CONTAINED HEREIN OR ANY LIABILITY WHICH
WOULD OTHERWISE BE IMPOSED BY REASON OF WILLFUL MISFEASANCE, BAD FAITH OR
NEGLIGENCE IN ITS PERFORMANCE OF DUTIES OR BY REASON OF NEGLIGENT DISREGARD FOR
ITS OBLIGATIONS AND DUTIES UNDER THIS AGREEMENT. THE PRIMARY SERVICER AND ANY
DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF THE PRIMARY SERVICER MAY RELY IN GOOD
FAITH ON ANY DOCUMENT OF ANY KIND PRIMA FACIE PROPERLY EXECUTED AND SUBMITTED BY
ANY PERSON RESPECTING ANY MATTERS ARISING HEREUNDER.

          B. MASTER SERVICER'S INDEMNITY.

          1. MASTER SERVICER SHALL USE ALL REASONABLE EFFORTS TO OBTAIN THE
BENEFITS OF THE RIGHTS OF INDEMNIFICATION IN FAVOR OF MASTER SERVICER CONTAINED
IN THE POOLING AND SERVICING AGREEMENT ON BEHALF OF THE PRIMARY SERVICER AND THE
PRIMARY SERVICER'S AGENTS, EMPLOYEES AND SUBCONTRACTORS INSOFAR AS SUCH
INDEMNIFICATION RELATES TO LOSSES, LIABILITIES, EXPENSES, CLAIMS, DEMANDS, COSTS
OR JUDGMENTS AGAINST THE PRIMARY SERVICER ARISING OUT OF OR RELATED TO THE
PRIMARY SERVICER'S PERFORMANCE HEREUNDER. TO THE EXTENT THAT THE MASTER SERVICER
IS NOT ENTITLED TO INDEMNIFICATION UNDER THE POOLING AND SERVICING AGREEMENT,
THE MASTER SERVICER SHALL INDEMNIFY THE PRIMARY SERVICER FOR ALL LOSSES,
LIABILITIES, EXPENSES, CLAIMS, DEMANDS, COSTS OR JUDGMENTS AGAINST THE PRIMARY
SERVICER ARISING OUT OF THE MASTER SERVICER'S FAILURE TO PERFORM ITS OBLIGATIONS
UNDER SECTIONS 4.1 AND 4.2 HEREOF.

          2. THE MASTER SERVICER SHALL INDEMNIFY THE PRIMARY SERVICER, ITS
OFFICERS, EMPLOYEES AND AGENTS AGAINST, AND HOLD THE PRIMARY SERVICER HARMLESS
FROM, ANY AND ALL LOSSES, LIABILITIES,

                                       22

EXPENSES, CLAIMS, DEMANDS, COSTS, OR JUDGMENT OF ANY TYPE AGAINST THE PRIMARY
SERVICER ARISING OUT OF OR RELATED TO ANY FAILURE BY THE MASTER SERVICER TO
PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT OR THE POOLING AND SERVICING
AGREEMENT; PROVIDED, HOWEVER, THAT THE MASTER SERVICER SHALL NOT BE REQUIRED TO
INDEMNIFY THE PRIMARY SERVICER, ITS OFFICERS, EMPLOYEES OR AGENTS AGAINST OR
HOLD THE PRIMARY SERVICER, ITS OFFICERS, EMPLOYEES OR AGENTS HARMLESS FROM ANY
LOSSES TO THE EXTENT THAT SUCH LOSS IS CAUSED BY THE ACTIONS OF THE PRIMARY
SERVICER, ITS OFFICERS, EMPLOYEES OR AGENTS IN VIOLATION OF THE PRIMARY
SERVICER'S DUTIES UNDER THIS AGREEMENT (EXCEPT TO THE EXTENT THAT SUCH FAILURE
WAS CAUSED BY THE MASTER SERVICER'S FAILURE TO PERFORM ITS OBLIGATIONS HEREUNDER
OR UNDER THE POOLING AND SERVICING AGREEMENT). FOR THE AVOIDANCE OF DOUBT, THE
MASTER SERVICER SHALL NOT HAVE ANY LIABILITY UNDER THE IMMEDIATELY PRECEDING
SENTENCE FOR ANY LOSS THAT IS CAUSED BY ANY ACTION THAT IS REQUIRED TO BE TAKEN
BY THE MASTER SERVICER UNDER THE POOLING AND SERVICING AGREEMENT OR THE MASTER
SERVICER'S FAILURE TO TAKE ANY ACTION THAT THE MASTER SERVICER IS REQUIRED TO
REFRAIN FROM TAKING UNDER THE POOLING AND SERVICING AGREEMENT (BUT THIS SENTENCE
SHALL NOT BE CONSTRUED TO LIMIT THE RIGHTS OF THE PRIMARY SERVICER UNDER
SUBSECTION (A)). THE PRIMARY SERVICER SHALL PROMPTLY NOTIFY THE MASTER SERVICER
IF A CLAIM IS MADE BY A THIRD PARTY WITH RESPECT TO THIS AGREEMENT OR THE
MORTGAGE LOANS ENTITLING THE PRIMARY SERVICER TO INDEMNIFICATION HEREUNDER. THE
MASTER SERVICER SHALL ASSUME THE DEFENSE OF ANY SUCH CLAIM (WITH COUNSEL
REASONABLY SATISFACTORY TO THE PRIMARY SERVICER) AND PAY ALL EXPENSES IN
CONNECTION THEREWITH, INCLUDING COUNSEL FEES, AND PROMPTLY PAY, DISCHARGE AND
SATISFY ANY JUDGMENT OR DECREE WHICH MAY BE ENTERED AGAINST IT OR THEM IN
RESPECT OF SUCH CLAIM. ANY FAILURE TO SO NOTIFY THE MASTER SERVICER SHALL NOT
AFFECT ANY OF THE PRIMARY SERVICER'S RIGHTS TO INDEMNIFICATION.

          3. THE RIGHTS OF THE PRIMARY SERVICER PROVIDED UNDER THIS SECTION 9.2
SHALL SURVIVE THE PRIMARY SERVICING TERMINATION DATE.

                                     LXXIV.

                                 MISCELLANEOUS

          A. SEVERABILITY. If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reasons whatsoever, and such illegality, invalidity, or unenforceability does not affect remaining part of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force end effect as if the invalid or unenforceable part had not been included.

                                       23

          B. RIGHTS CUMULATIVE; WAIVERS. The rights of each of the parties under this Agreement are cumulative and may be exercised as often as any party considers appropriate. The rights of each of the parties hereunder shall not be capable of being waived or amended other than by an express waiver or amendment in writing. Any failure to exercise (or any delay in exercising) any of such rights shall not operate as a waiver or amendment of that or any other such right. Any defective or partial exercise of any of such right shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way estop or preclude such party from exercising any such right or constitute a suspension or any waiver of any such right.

          C. HEADINGS. The headings of the Sections and Articles contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

          D. CONSTRUCTION. Unless the context otherwise requires, singular nouns and pronouns, when used herein, shall be deemed to include the plural of such noun or pronoun and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender. This agreement is the result of arm's-length negotiations between the parties and has been reviewed by each party hereto and its counsel. Each party agrees that any ambiguity in this
Agreement shall not be interpreted against the party drafting the particular clause which is in question.

          E. SUCCESSORS AND ASSIGNS. This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective successors and permitted assigns.

          F. PRIOR UNDERSTANDINGS. This Agreement supersedes any and all prior discussions and agreements between or among the Primary Servicer and the Master
Servicer with respect to the Servicing of the Mortgage Loans and the other matters contained herein. This Agreement, together with the Pooling and
Servicing Agreement, contains the sole and entire understanding between the parties hereto with respect to the transactions contemplated herein. If a conflict exists between this Agreement and the Pooling and Servicing Agreement, then the Pooling and Servicing Agreement shall control. If this Agreement requires Primary Servicer to perform a task or duty, the details and obligations of which (a) are set forth in this Agreement and (b) (i) are not set forth in the Pooling and Servicing Agreement or (ii) are set forth in the Pooling and
Servicing Agreement only in general terms, then Primary Servicer shall perform such task and duties in accordance with the details and obligations set forth in this Agreement. If this Agreement requires Primary Servicer to perform a task or duty, the details and obligations of which are not set forth in this Agreement but are contained in the Pooling and Servicing Agreement, then the Primary
Servicer shall perform such task and duties in accordance with the Pooling and
Servicing Agreement.

          G. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument. Any party hereto may execute this Agreement by signing any such counterpart.

                                       24

          H. GOVERNING LAWS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS,
RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE
WITH SUCH LAWS WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

          I. NOTICES. Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing
(including a writing delivered by facsimile transmission) and shall be deemed to have been duly given (a) when delivered, if sent by registered or certified mail
(return receipt requested), if delivered personally or by facsimile or (b) on the second following Business Day, if sent by overnight mail or overnight courier, in each case to the parties at the following addresses (or at such other addresses as shall be specified by like notice);

          If to the Master Servicer:

             -------------------------------------

             -------------------------------------

             -------------------------------------

             -------------------------------------

          If to the Primary Servicer:

             -------------------------------------

             -------------------------------------

             -------------------------------------

             -------------------------------------

          J. AMENDMENT. If the Pooling and Servicing Agreement is amended, then, upon the Primary Servicer's receipt of such amendment, this Agreement shall be deemed to have been amended to the extent necessary to reflect such amendment to the Pooling and Servicing Agreement, but no such amendment to the Pooling and
Servicing Agreement or deemed amendment to this Agreement shall increase the obligations or decrease the rights of Primary Servicer under this Agreement without its express written consent which consent shall not be unreasonably withheld or delayed. This Agreement may not otherwise be altered or modified except by a written instrument executed by the party against whom enforcement is sought.

          K. OTHER. This Agreement shall not be construed to grant to any party hereto any claim, right or interest in, to or against the trust fund created pursuant to the Pooling and Servicing Agreement or any assets of such trust fund.

          L. BENEFITS OF AGREEMENT. Nothing in this Agreement, express or implied, shall be construed to grant to any Mortgagor or other Person, other than the parties to this Agreement and the parties to the Pooling and Servicing
Agreement, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

                                       25

          WITNESS WHEREOF, this Agreement has been signed on behalf of each of the parties hereto by an authorized representative, all as of the day and year first above written.

                                        [NAME OF SUCCESSOR MASTER SERVICER],
                                        acting solely in its capacity as Master
                                        Servicer under the Pooling and Servicing
                                        Agreement

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        WELLS FARGO BANK,
                                        NATIONAL ASSOCIATION

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                       26

                                   SCHEDULE I

                                  LOAN SCHEDULE

                                    EXHIBIT A

                         POOLING AND SERVICING AGREEMENT

                                    EXHIBIT B

Exhibit B-1: Form of Day One Report

Exhibit B-2: Form of Monthly Remittance Report

Exhibit B-3: Forms of Loan Status Reports

Exhibit B-4: Form of Monthly Report on Pending Special Requests

Exhibit B-5: Task Description

Exhibit B-6: Consent Procedures

                                   EXHIBIT B-1

                             FORM OF DAY ONE REPORT

                                   EXHIBIT B-2

                        FORM OF MONTHLY REMITTANCE REPORT

                                   EXHIBIT B-3

                          FORMS OF LOAN STATUS REPORTS

Exhibit B-3(a): Real estate tax monitoring report

Exhibit B-3(b): Insurance monitoring report

Exhibit B-3(c): UCC monitoring report

                                 EXHIBIT B-3(A)

                       (REAL ESTATE TAX MONITORING REPORT)

                                 EXHIBIT B-3(B)

                          (INSURANCE MONITORING REPORT)

                                 EXHIBIT B-3(C)

                            (UCC MONITORING REPORT)

                                   EXHIBIT B-4

                      (REPORT ON PENDING SPECIAL REQUESTS)

                                   EXHIBIT B-5

                                TASK DESCRIPTION

                   MASTER SERVICER/PRIMARY SERVICER TASK LIST
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-HQ6

Note: Some listed tasks designate more than one party to perform that function by placing an "X' in more than one column. In these instances, the parties shall follow any specific guidance about the allocation of responsibilities in completing the task found in the terms of this Agreement. In the absence of specific allocation of obligations in this Agreement, the parties shall work in good faith to allocate responsibilities in a fair and equitable manner in accordance with this Agreement and the Pooling and Servicing
     Agreement.



                                                                                    MASTER     PRIMARY    SPECIAL
                                                                                   SERVICER   SERVICER   SERVICER   TRUSTEE
                                                                                   --------   --------   --------   -------

1.    Asset Files

      Original collateral file (security)                                                                              X

      Authorized parties list for request for release of collateral from Trustee       X          X

      Establish servicing files criteria                                               X

      Establish and maintain servicing files                                                      X

      Provide access to servicing files and copies of servicing files or of                       X
      specific documents upon request to the Master Servicer

      Request delivery of files from Trustee upon request and certification of         X
      Primary Servicer
---------------------------------------------------------------------------------------------------------------------------
2.    Property Taxes

      Monitoring of tax status -- Loans with/without escrows                                      X

      Recommendation of payment of taxes -- Loans with/without escrows                            X

      Notification of advance requirement not less than 3 business days prior to                  X
      advance being required

      Payment of taxes -- with sufficient escrows                                                 X

      Payment of taxes -- with escrow shortfall                                        X
---------------------------------------------------------------------------------------------------------------------------


                                      B-5-1



                                                                                    MASTER     PRIMARY    SPECIAL
                                                                                   SERVICER   SERVICER   SERVICER   TRUSTEE
                                                                                   --------   --------   --------   -------

3.    Property Insurance

      Monitoring of insurance status -- Loans with/without escrows                                X

      Ensure insurance carrier meets Pooling and Servicing Agreement                              X
      qualifications

      Ensure insurance in favor of the Master Servicer on behalf of the Trustee                   X

      Recommendation of payment or force placement of insurance with/without                      X
      escrow

      Notification of advance requirement or force placement of insurance not                     X
      less than 3 business days prior to advance being required

      Payment of insurance -- with sufficient escrows                                             X

      Payment of insurance or force placement - with escrow shortfall                  X

      Manage processing of insurance claims in accordance with Mortgage Loan                      X
      documents and the Pooling and Servicing Agreement

      Collection of insurance proceeds                                                            X

      Consent to application of insurance proceeds                                     X
---------------------------------------------------------------------------------------------------------------------------
4.    UCC Continuation Filings

      Maintain and monitory tickler system of the refiling dates on all Loans                     X

      File UCC Continuation Statements                                                            X

      Pay recording fees                                                                          X
---------------------------------------------------------------------------------------------------------------------------
5.    Collection/Deposit/Remittance of P&I payments and Principal Prepayments

      Collection and deposit of loan P&I payments and Principal Prepayments                       X

      Remittance of available Primary Servicer P&I payments (net of Primary                       X
      Servicing Fee) to Master Servicer

      Remittance of collections to the Trustee                                         X


                                      B-5-2



                                                                                    MASTER     PRIMARY    SPECIAL
                                                                                   SERVICER   SERVICER   SERVICER   TRUSTEE
                                                                                   --------   --------   --------   -------

      Remittance of Special Servicer compensation to the Special Servicer              X

      Approval of Prepayment Premiums                                                  X
---------------------------------------------------------------------------------------------------------------------------
6.    Collection/Deposit/Disbursement of Reserves

      Collection and deposit of reserves                                                          X

      Disbursement of reserves                                                                    X
---------------------------------------------------------------------------------------------------------------------------
7.    Customer Billing, Collection and Customer Service

      Contact delinquent borrowers by phone not more than 3 days after date of                    X
      delinquency

      Send 30 day delinquent notices                                                              X

      Send notice of balloon payment to each Mortgagor one year, 180 days and 90                  X
      days prior to the related maturity date

      Provide copy of balloon payment notice to Master Servicer                                   X
---------------------------------------------------------------------------------------------------------------------------
8.    Escrows

      Setup and monitor Escrow Accounts including escrow analysis                                 X

      Pay borrower investment income as required under mortgage loan documents                    X
      or applicable law

      Prepare annual escrow analysis                                                              X
---------------------------------------------------------------------------------------------------------------------------
9.    Loan payment history/calculation

      Maintain loan payment history                                                               X

      Create payoff/reinstatement statements and telecopy to Master Servicer                      X

      Approve payoff calculations and telecopy approval to Primary Servicer            X
      within five (5) Business Days
---------------------------------------------------------------------------------------------------------------------------


                                      B-5-3



                                                                                    MASTER     PRIMARY    SPECIAL
                                                                                   SERVICER   SERVICER   SERVICER   TRUSTEE
                                                                                   --------   --------   --------   -------

10.   Monitoring of Financial and Legal Covenants

      Collect annual operating statements, budgets, rent rolls and borrower                       X
      financial statements, as applicable

      For each Mortgaged Property, within 95 calendar days after the end of each                  X
      of the first three quarters (in each year), commencing in the quarter ending on [date), 20__, in each case for the trailing or quarterly information received, deliver one (1) copy of completed annual operating statement analysis using the CMSA Operating Statement Analysis Report and a completed CMSA Financial File (in each case in the form and containing the information called for by the version of such report in effect at the time under the reporting standards of the CMSA) (in electronic format) for each Mortgaged Property to the Master Servicer, prepared using non-normalized quarterly operating statements and rent rolls received from the related Mortgagor.

      With respect to each calendar year, beginning in 20__ for year-end 20__,                    X
      no later than the earlier of (i) 30 days after receipt of the underlying operating statements from the related Mortgagor and (ii) July 1 of such calendar year, deliver to the Master Servicer an Operating statement analysis report using the CMSA Operating Statement Analysis Report, a completed CMSA Financial File and a completed NOI Adjustment Worksheet (in each case in the form and containing the information called for by the version of such report in effect at the time under the reporting standards of the CMSA) for each Mortgage Loan (in electronic format), based on the most recently available year-end financial statements and most recently available rent rolls of each applicable Mortgagor (to the extent provided to the Primary Servicer by or


                                     B-5-4



                                                                                    MASTER     PRIMARY    SPECIAL
                                                                                   SERVICER   SERVICER   SERVICER   TRUSTEE
                                                                                   --------   --------   --------   -------

      on behalf of each Mortgagor), containing such information and analyses for each Mortgage Loan provided for in the respective forms of Operating
      Statement Analysis Report, CMSA Financial File and NOI Adjustment
      Worksheet as would customarily be included in accordance with the
      Servicing Standard, including without limitation, Debt Service Coverage
      Ratios and income

      Deliver to Master Servicer and the Persons identified in (and otherwise in                  X
      accordance with) Section 8.14 of the Pooling and Servicing Agreement copies of any annual, monthly or quarterly financial statements and rent rolls collected with respect to the Mortgaged Properties, in each case within 30 days following receipt thereof by the Primary Servicer. As and to the extent requested by Master Servicer following request therefor received by Special Servicer, make inquiry of any Mortgagor with respect to such information or as regards the performance of the related Mortgaged
      Property in general.
---------------------------------------------------------------------------------------------------------------------------
11.   Advancing

      Determination of Non-Recoverability                                              X
---------------------------------------------------------------------------------------------------------------------------
12.   Reporting (Electronic mail)

      Prepare and deliver to the Master Servicer the Day One Report (in the form                  X
      of and setting the information called for by Exhibit B-1) on the first business day of each month

      Prepare and deliver to the Master Servicer a Monthly Remittance Report (in                  X
      the form of and setting the information called for by Exhibit B-2) for payments received on Mortgage Loans on each day that funds are required to be wired to the Master Servicer under Section 2 of this Agreement


                                     B-5-5



                                                                                    MASTER     PRIMARY    SPECIAL
                                                                                   SERVICER   SERVICER   SERVICER   TRUSTEE
                                                                                   --------   --------   --------   -------

      Prepare and deliver to the Master Servicer a CMSA Delinquent Loan Status                    X
      Report (in the form and containing the information called for by the version of such report in effect at the time under the reporting standards of the CMSA) on all Mortgage Loans on the Primary Servicer Remittance Date
      occurring in each month reflecting information as of the close of business on the Primary Servicer Determination Date occurring in such month

      Prepare and deliver to the Master Servicer, on the Primary Servicer                         X
      Remittance Date in each month, a Monthly Report on Pending Special
      Requests (in the form of, and setting forth the information called for by,
      Exhibit B-4 and in accordance with Exhibit B-6)

      Report of payment/account status (trial balance/transaction detail) within                  X
      30 days of the Primary Servicer Remittance Date occurring in each month;
      report to be as of the close of business on applicable Distribution Date

      Deliver on February 15, May 15, August 15, and November 15 of each year a                   X
      Quarterly Servicing Accounts Reconciliation Certification in the form of
      Exhibit E.

      Prepare Loan Status Reports (in the forms of and setting the information                    X
      called for by Exhibit B-3) in each January, April, July and October of each year; deliver same to Master Servicer not later than the Primary
      Servicer Remittance Date

      Complete and deliver CMSA Loan Setup File (in the form and containing the        X                     X
      information called for by the version of such report in effect at the time under the reporting standards of the CMSA) for Mortgage Loans in accordance with Pooling and Servicing Agreement


                                     B-5-6



                                                                                    MASTER     PRIMARY    SPECIAL
                                                                                   SERVICER   SERVICER   SERVICER   TRUSTEE
                                                                                   --------   --------   --------   -------

      Complete CMSA Loan Periodic Update File (in the form and containing the                     X
      information called for by the version of such report in effect at the time under the reporting standards of the CMSA) for Mortgage Loans reflecting information as of the close of business on the Primary Servicer
      Determination Date in each month; deliver same to Master Servicer not later than the Primary Servicer Remittance Date occurring in such month;
      such report to be in addition to the Day One Report

      Complete CMSA Property File (in the form and containing the information                     X
      called for by the version of such report in effect at the time under the reporting standards of the CNSA) for Mortgage Loans reflecting information as of the close of business on the Primary Servicer Determination Date in each month; deliver same to Master Servicer not later than the Primary
      Servicer Remittance Date occurring in such month

      Complete CMSA Servicer Watch List (in the form and containing the                           X
      information called for by the version of such report in effect at the time under the reporting standards of the CNSA) for Mortgage Loans reflecting information (including the information required under Section 8.11(h) of the Pooling and Servicing Agreement) as of the close of business on the
      Primary Servicer Determination Date in each month; deliver same to Master
      Servicer not later than the Primary Servicer Remittance Date occurring in such month

      Complete and deliver CMSA Comparative Financial Status Report (in the form                  X
      and containing the information called for by the version of such report in effect at the time under the reporting standards of the CMSA) reflecting information as of the close of


                                      B-5-7



                                                                                    MASTER     PRIMARY    SPECIAL
                                                                                   SERVICER   SERVICER   SERVICER   TRUSTEE
                                                                                   --------   --------   --------   -------

      business on the Primary Servicer Determination Date in each month; deliver same to Master Servicer not later than the Primary Servicer Remittance
      Date occurring in such month

      Complete all other CMSA reports (in the form and containing the X                           X
      information called for by the version of each such report in effect at the time under the reporting standards of the CMSA) required to be provided by the Master Servicer under the Pooling and servicing Agreement, reflecting information as of the close of business on the Primary Servicer
      Determination Date in each month; deliver same to Master Servicer not later than the Primary Servicer Remittance Date occurring in such month
---------------------------------------------------------------------------------------------------------------------------
13.   Property Annual Inspections

      Conduct site inspection in accordance with requirement of Section 8.17 of                   X
      the Pooling and Servicing Agreement

      Provide one copy of Inspection Reports (in the form of and setting forth                    X
      the information called for by Exhibit L to the Pooling and Servicing
      Agreement) to the Master Servicer and other Persons identified in Section
      8.17 of the Pooling and Servicing Agreement within 30 days of inspection
---------------------------------------------------------------------------------------------------------------------------
14.   Preparation of servicing transfer letters                                                   X
---------------------------------------------------------------------------------------------------------------------------
15.   Preparation of IRS Reporting (1098s and 1099s or other tax reporting                        X
      requirements) and delivery of copies to the Master Servicer by January
      31st of each year
---------------------------------------------------------------------------------------------------------------------------
16.   Provide Annual Officer's Certificate as to compliance to Master Servicer                    X
      in accordance with Section 5.2 of this Primary Servicing Agreement
---------------------------------------------------------------------------------------------------------------------------


                                      B-5-8



                                                                                    MASTER     PRIMARY    SPECIAL
                                                                                   SERVICER   SERVICER   SERVICER   TRUSTEE
                                                                                   --------   --------   --------   -------

17.   Provide Annual Independent Accountant's Servicing Report (USAP) to Master                   X
      Servicer in accordance with Section 5.3 of this Primary Servicing
      Agreement
---------------------------------------------------------------------------------------------------------------------------
18.   Compensation

      Primary Servicing Fee                                                                       X

      Investment earnings on Primary Servicer Collection Account, to the extent                   X
      provided in Section 2.1(e) of this Agreement

      Investment earnings on escrow or reserve accounts not payable to borrower,                  X
      to the extent provided in Section 2.1(f) of this Agreement

      Compensation specified on Exhibit B-6 in connection with modifications,                     X
      waivers, consents or amendments

      Late charges and default interest to the extent collected X from borrowers       X
      (offsets advance interest per Pooling and Servicing Agreement with remainder to Master Servicer)
---------------------------------------------------------------------------------------------------------------------------


                                      B-5-9

                                   EXHIBIT B-6

                               CONSENT PROCEDURES

                                   EXHIBIT C

                 FORM OF POWER OF ATTORNEY FROM MASTER SERVICER

RECORDING REQUESTED BY:

AND WHEN RECORDED MAIL TO:

Attention: Commercial Mortgage Pass-
   Through Certificates Series 2005-HQ6

                    SPACE ABOVE THIS LINE FOR RECORDERS USE

________________________________________________________________________________

                           LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that [NAME OF SUCCESSOR MASTER SERVICER], acting solely in its capacity as Master Servicer ("Master Servicer"), under the Pooling and Servicing Agreement dated as of [date], 20__ (the "Pooling and Servicing
Agreement") and a Primary Servicing Agreement dated as of [date], 20__ (the
"Primary Servicing Agreement"), in each case relating to the Commercial Mortgage
Pass-Through Certificates, Series 2005-HQ6, does hereby nominate, constitute and appoint WELLS FARGO BANK, NATIONAL ASSOCIATION, as Primary Servicer under the
Primary Servicing Agreement ("Primary Servicer"), as its true and lawful attorney-in-fact for it and in its name, place, stead and for its use and benefit:

To perform any and all acts which may be necessary or appropriate to enable
Primary Servicer to service and administer the Mortgage Loans (as defined in the
Primary Servicing Agreement) in connection with the performance by Primary
Servicer of its duties as Primary Servicer under the Primary Servicing
Agreement, giving and granting unto Primary Servicer full power and authority to do and perform any and every act necessary, requisite, or proper in connection with the foregoing and hereby ratifying, approving or confirming all that primary Servicer shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has caused this limited power of attorney to be executed as of this ________ day of [date], 20__.

                                        [MANE OF SUCCESSOR MASTER SERVICER],
                                        acting solely in its capacity as Master
                                        Servicer under the Pooling and Servicing
                                        Agreement and the Primary Servicing
                                        Agreement

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                      C-1

                                    EXHIBIT D

                                  CERTIFICATION

     Re:  Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mortgage
          Pass-Through Certificates, Series 2005-HQ6 issued pursuant to the pooling and servicing agreement dated as of [date], 20 (the "Pooling and Servicing Agreement") among Morgan Stanley Capital I Inc., as depositor, [NAME OF SUCCESSOR MASTER SERVICER], as master servicer
          (the "Servicer"), CWCapital Asset Management LLC, as special servicer,
          LeSalle Bank National Association, as trustee (the "Trustee"), Wells
          Fargo Bank, National Association, as paying agent and certificate registrar, and ABN AMRO Bank N.V., as fiscal agent.

     I, _____________ [identify the certifying individual], a ________________
[name of officer title] of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Wells Fargo"), on behalf of Wells Fargo, as primary servicer (the "Primary Servicer"), do hereby certify to the Servicer and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

     1. Based on our knowledge, with respect to the period ending December 31,
20__ (the "Relevant Period"), all required reportable information (the
"Servicing Reports") was materially complete and reviewed by the Primary
Servicer prior to its submission to the Servicer under the Primary Servicing
Agreement for inclusion in the monthly servicing reports issued by the Servicer to the Trustee under the Pooling and Servicing Agreement, and all reports required to be submitted by the Primary Servicer to the Servicer pursuant to the
Primary Servicing Agreement (the "Primary Servicing Reports") have been submitted by the Primary Servicer to the Servicer;

     2. Based on our knowledge, the information contained in the Primary
Servicing Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the period ending December 31, 20__;

     3. Based on our knowledge and the annual compliance review required under
Section 5.2 of the Primary Servicing Agreement, during the Relevant Period the
Primary Servicer has fulfilled its obligations under the Primary Servicing
Agreement in all material respects, except as disclosed in the annual officer's certificate required under such Section; and

     4. The Primary Servicer has disclosed to its certified public accountants all significant deficiencies relating to the Primary Servicer's compliance with the minimum servicing standards, and such deficiencies, if any, have been included in the independent public accountants' report (the "Report"). The
Report was created in accordance with a review covering the Relevant Period in compliance with the minimum servicing standards set forth in the Mortgage
Bankers Association's "Uniform Single Attestation Program" or similar standard as set forth in the Primary Servicing Agreement.

                                       D-1

Date: March __, 200_

WELLS FARGO BANK, NATIONAL ASSOCIATION

By
   ----------------------------------
   Name:
         ----------------------------
   Title:
          ---------------------------

                                       D-2

                                    EXHIBIT E

           QUARTERLY SERVICING ACCOUNTS RECONCILIATION CERTIFICATION

Primary Servicer: Wells Fargo Bank, National Association

RE:  Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mortgage
     Pass-Through Certificates, Series 2005-HQ6

Pursuant to the Primary Servicing Agreement between [NAME OF SUCCESSOR MASTER
SERVICER] ("Master Servicer") and Wells Fargo Bank, National Association
("Primary Servicer") for the transaction referenced above, I hereby certify with respect to each mortgage loan primary serviced by Primary Servicer for Master
Servicer for such transaction that within 45 days after the end of each of the months of [January, February and March] [April, May and June] [July, August and
September] [October, November and December], any and all deposit accounts, escrow accounts and reserve accounts, and any and all other collection accounts and servicing accounts, related to such mortgage loan have been properly reconciled, and the reconciliations have been reviewed and approved, by Primary
Servicer's management, except as otherwise noted below:

EXCEPTIONS:
            --------------------------------------------------------------------

                             [Signature]
----------------------------
Name: [INSERT NAME OF SERVICING OFFICER]

      ----------------------------------
Title: Servicing Officer, Wells Fargo Bank, National Association

Date: [February, May, August, November] 15, [20__]

                                      D-1

                                   EXHIBIT BB

             CONTROLLING CLASS CERTIFICATEHOLDER'S REPORTS CHECKLIST



--------------------------------------------------------------------------------------------------
             Information                               Format                 Frequency
--------------------------------------------------------------------------------------------------

     Property Operating Statement         Actual      PDF/TIF           As received/Quarterly
--------------------------------------------------------------------------------------------------
          Property Rent Roll              Actual      PDF/TIF           As received/Quarterly
--------------------------------------------------------------------------------------------------
   Other Financials as required by
            loan documents                Actual      PDF/TIF                As received
--------------------------------------------------------------------------------------------------
         Property Inspection              Actual      PDF/TIF           As received/Quarterly
--------------------------------------------------------------------------------------------------
Payments Received After Determination
           Date Report (1)               Monthly       Excel       Master Servicer Remittance Date
--------------------------------------------------------------------------------------------------
 Mortgage Loans Delinquent Report (2)    Monthly       Excel              30th of each month
--------------------------------------------------------------------------------------------------
  Interest on Advance Reconciliation     Monthly       Excel              Distribution Date
--------------------------------------------------------------------------------------------------
  CMSA Setup File (Issuer/Servicer)      CMSA IRP   Access/Excel      Monthly/Distribution Date
--------------------------------------------------------------------------------------------------
          CMSA Property File             CMSA IRP   Access/Excel      Monthly/Distribution Date
--------------------------------------------------------------------------------------------------
    CMSA Loan Periodic Update File       CMSA IRP   Access/Excel      Monthly/Distribution Date
--------------------------------------------------------------------------------------------------
         CMSA Financial File             CMSA IRP   Access/Excel      Monthly/Distribution Date
--------------------------------------------------------------------------------------------------
Distribution Statement (Paying Agent)    Monthly     Excel/PDF        Monthly/Distribution Date
--------------------------------------------------------------------------------------------------
    CMSA Bond File (Paying Agent)        CMSA IRP   Access/Excel      Monthly/Distribution Date
--------------------------------------------------------------------------------------------------
 CMSA Collateral File (Paying Agent)     CMSA IRP   Access/Excel      Monthly/Distribution Date
--------------------------------------------------------------------------------------------------
      CMSA Supplemental Reports          CMSA IRP   Access/Excel      Monthly/Distribution Date
--------------------------------------------------------------------------------------------------
 Operating Statement Analysis Report     CMSA IRP   Access/Excel      Monthly/Distribution Date
--------------------------------------------------------------------------------------------------
       NOI Adjustment Worksheet          CMSA IRP   Access/Excel      Monthly/Distribution Date
--------------------------------------------------------------------------------------------------
   Documentation Exceptions Report
            (Paying Agent)              Quarterly   Access/Excel      Monthly/Distribution Date
--------------------------------------------------------------------------------------------------


Footnotes:

     1)   On the Master Servicer Remittance Date following each Determination
          Date, a list of all Mortgage Loans which are delinquent as to the applicable Collection Period on that Master Servicer Remittance Date.
          This list should represent all delinquent Mortgage Loans that required a P&I Advance to be made.

     2)   On the last day of the month (30th), for all delinquencies reported in
          #1 above, a list of all Mortgage Loans which remain delinquent for such Collection Period (along with the number of days delinquent), accompanied with any reason, in the Master Servicer's opinion, for the continued delinquency of such Mortgage Loans, along with an explanation of the Master Servicer's attempts to cure.

     3)   Special Servicer requests that the above information be organized in ascending Prospectus Loan I.D. order and forwarded on each of the above listed dates via E-Mail to the following address, or all reports and data files shall be available via the Master Servicer's or the
          Trustee's Website.

                                      D-1

                                   EXHIBIT CC

                        Form of Performance Certification

                FORM OF CERTIFICATION TO BE PROVIDED TO DEPOSITOR

     Re:  Morgan Stanley Capital I Inc. Trust 2005-HQ6 (the "Trust"), Commercial
          Mortgage Pass-Through Certificates, Series 2005-HQ6, issued pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2005
          (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital
          I Inc., as depositor (the "Depositor"), Prudential Asset Resources,
          Inc., as master servicer (the "PAR Master Servicer"), Wells Fargo
          Bank, National Association, as master servicer (the "Wells Fargo
          Master Servicer", and together with the PAR Master Servicer, the
          "Master Servicers"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer"), LaSalle Bank National Association,
          as Trustee (the "Trustee") and Wells Fargo Bank, National Association,
          as Certificate Registrar and Paying Agent (the "Certificate
          Registrar"). Capitalized terms used herein but not defined herein have the respective meanings given them in the Pooling and Servicing
          Agreement.

I, [identify the certifying individual], certify to the Depositor [and the
Trustee] [add for certifications signed by an officer of the Master Servicer or the Special Servicer], and [its][their] [add for certifications signed by an officer of the Master Servicer or the Special Servicer] officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

          1.   [To be certified by the Trustee] [I have reviewed the annual report on Form 10-K for the fiscal year [___] (the "Annual
               Report"), and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by the Annual Report (collectively with the Annual Report, the
               "Reports"), of the Trust;]

          2.   [To be certified by the Trustee] [To the best of my knowledge, the information in the Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by the
               Annual Report;]

          3.   [To be covered by the Trustee] [To the best of my knowledge, the distribution or servicing information required to be provided to the Trustee by the Master Servicer, the Special Servicer under the Pooling and

                                       D-1

               Servicing Agreement for inclusion in the Reports is included in the Reports;]

          4.   [To be certified by each of the Master Servicer and the Special
               Servicer] [I am responsible for reviewing the activities
               performed by the [Master Servicer] [Special Servicer] under the
               Pooling and Servicing Agreement and based upon my knowledge and the annual compliance review performed as required under Section
               [8.12] [9.18] of the Pooling and Servicing Agreement, and except as disclosed in the compliance certificate delivered pursuant to
               Section [8.12] [9.18] of the Pooling and Servicing Agreement, the
               [Master Servicer] [Special Servicer] has fulfilled its material obligations under the Pooling and Servicing Agreement; and]

          5.   [To be certified by each of the Master Servicer and the General
               Special Servicer] [I have disclosed to the [Master Servicer's]
               [Special Servicer's] certified public accountants all significant deficiencies, to my knowledge, relating to the compliance of the
               [Master Servicer] [Special Servicer] with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers
               or similar standard as set forth in the Pooling and Servicing
               Agreement.]

Date:
      -------------------------------

-------------------------------------
[Signature]

-------------------------------------
[Title]

                                      D-2

                                  [EXHIBIT DD

               FORM OF TRUSTEE NON-SERVICED MORTGAGE LOAN NOTICE
                                August 11, 2005

[INSERT ADDRESSES OF RELATED TRUSTEE, CERTIFICATE REGISTRAR, PAYING AGENT,
MASTER SERVICER AND SPECIAL SERVICER]

[Holders of the [Name of Non-Serviced Companion Loans]]

Re:  Morgan Stanley Capital I Trust 2005-HQ6, Commercial Mortgage Pass-Through
     Certificates, Series 2005-HQ6 - [Name of Non-Serviced Mortgage Loan]

Ladies and Gentlemen:

Morgan Stanley Capital I Trust 2005-HQ6, Commercial Mortgage Pass-Through
Certificates, Series 2005-HQ6 (the "Trust Fund") is the [_________] Noteholder,
as such term is defined under the [description of intercreditor agreement] (the
"Intercreditor Agreement"). In connection with the deposit of the [___] Note of the [Non-Serviced Mortgage Loan] into the Morgan Stanley Capital I Trust
2005-HQ6 established by Morgan Stanley Capital I Inc., the contact information for each of the parties to the related pooling and servicing agreement are set forth on Schedule I attached hereto.

The [Non-Serviced Mortgage Loan] is being serviced pursuant to the terms of that certain Pooling and Sevicing agreement dated as of [________], among
[_______________], as may be from time to time amended, supplemented or modified
(the "[______________] Pooling Agreement"). Wells Fargo Bank, National
Association, as Certificate Registrar and Paying Agent for the registered holders of the Trust Fund (the "Certificate Registrar"), hereby directs the applicable parties to the [______________] Pooling Agreement as follows:

(i) Remit all amounts payable in accordance with the Intercreditor Agreement and the [______________] Pooling Agreement due to the holder of the [___] Note of the [Non-Serviced Mortgage Loan] on such days as specified in the
[______________] Pooling Agreement to [Prudential Asset Resources, Inc.][Wells
Fargo Bank, National Association], as master servicer of the Trust Fund (the
"Master Servicer"), and to the collection account set forth on Schedule II attached hereto; and

(ii) Forward, deliver or otherwise make available, as the case may be, all reports, statements, documents, communications and other information that are to be forwarded, delivered or otherwise made available to the holder of the [___]
Note of the [Non-Serviced Mortgage Loan] in accordance with the Intercreditor
Agreement and the [______________] Pooling Agreement to the Certificate
Registrar and the Master Servicer.

                                      DD-1

Thank you for your attention to this matter.

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Certificate Registrar and Paying Agent for the Holders of the Morgan Stanley
Capital I Trust 2005-HQ6, Commercial Mortgage Pass-Through Certificates,
Series2005-HQ6

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                      DD-2

                         SCHEDULE I TO FORM OF TRUSTEE
                       NON-SERVICED MORTGAGE LOAN NOTICE

Prudential Asset Resources, Inc.
[Address}

Wells Fargo Bank, National Association, as Master Servicer
555 Montgomery Street, 17th Floor
San Francisco, CA 94111

CWCapital Asset Management LLC
One Charles River Place
63 Kendrick Street
Needham, MA 02494

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045-1951

                                Schedule I to DD

                         SCHEDULE II TO FORM OF TRUSTEE
                       NON-SERVICED MORTGAGE LOAN NOTICE

                 (MSCI 2005-HQ6 Collection Account Information)

                               Schedule II to DD

                                   SCHEDULE I

                               MSMC LOAN SCHEDULE

MSCI 2005-HQ6
LOAN SCHEDULE



          MORTGAGE                                  CUT-OFF                ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                      DATE                  TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                   BALANCE     NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  ---------------------------  ------------  ----------  --------  ---------  --------  ---------  --------

     1      MSMC    Lincoln Square Retail        $340,000,000  04/04/2005     120       116         IO        IO      5.475%
     2      MSMC    1500 Broadway                $287,000,000  05/09/2005     119       116         IO        IO      5.964%
     3      MSMC    U-Haul Shea Stadium          $  9,329,239  06/08/2005     120       119        300       299      5.520%
     4      MSMC    Spring U-Haul Center         $  3,039,165  06/08/2005     120       119        300       299      5.520%
     5      MSMC    U-Haul Center Pelham         $  2,940,860  06/08/2005     120       119        300       299      5.520%
     6      MSMC    U-Haul Ct Summer Av          $  1,800,419  06/08/2005     120       119        300       299      5.520%
     7      MSMC    U-Haul St Petersburg         $  1,564,099  06/08/2005     120       119        300       299      5.520%
     8      MSMC    U-Haul Ctr Sherwood          $  1,521,986  06/08/2005     120       119        300       299      5.520%
     9      MSMC    U-Haul Ctr Gresham           $  1,461,963  06/08/2005     120       119        300       299      5.520%
    10      MSMC    U-Haul Center Of Manchester  $  1,459,304  06/08/2005     120       119        300       299      5.520%
    11      MSMC    U-Haul Somerville            $  1,423,153  06/08/2005     120       119        300       299      5.520%
    12      MSMC    U-Haul Rental East           $  1,274,939  06/08/2005     120       119        300       299      5.520%
    13      MSMC    U-Haul Ctr Holt Ave          $  1,171,757  06/08/2005     120       119        300       299      5.520%
    14      MSMC    U-Haul Ct Bardstown          $  1,054,012  06/08/2005     120       119        300       299      5.520%
    15      MSMC    U-Haul Cumberland            $  1,050,768  06/08/2005     120       119        300       299      5.520%
    16      MSMC    U-Haul Center Page Avenue    $  1,048,760  06/08/2005     120       119        300       299      5.520%
    17      MSMC    U-Haul Livernois&&7M         $    963,811  06/08/2005     120       119        300       299      5.520%
    18      MSMC    U-Haul Center Ben White      $    711,874  06/08/2005     120       119        300       299      5.520%
    19      MSMC    U-Haul Center Of High Point  $    704,020  06/08/2005     120       119        300       299      5.520%
    20      MSMC    U-Haul Ct South End          $    666,974  06/08/2005     120       119        300       299      5.520%
    21      MSMC    U-Haul Of Reading            $    664,144  06/08/2005     120       119        300       299      5.520%

          MONTHLY    MONTHLY                          PREPAYMENT CODE                         TRUSTEE     PAR       EXCESS
MORTGAGE  PAYMENT    PAYMENT              ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.   (P&I)       (IO)    SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN    COST RATE      RATE       FEE      FEE RATE
--------  -------  ----------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

     1        NAP  $1,572,795      4      28   88                         4        3.175       0.125      0.05       1.00
     2        NAP  $1,446,201      3      27   88                         4        3.175       0.125      0.05       1.00
     3    $57,482         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
     4    $18,726         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
     5    $18,120         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
     6    $11,093         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
     7    $ 9,637         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
     8    $ 9,378         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
     9    $ 9,008         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
    10    $ 8,991         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
    11    $ 8,769         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
    12    $ 7,855         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
    13    $ 7,220         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
    14    $ 6,494         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
    15    $ 6,474         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
    16    $ 6,462         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
    17    $ 5,938         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
    18    $ 4,386         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
    19    $ 4,338         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
    20    $ 4,110         NAP      1      25   88                         7        3.175       0.125      0.05       1.00
    21    $ 4,092         NAP      1      25   88                         7        3.175       0.125      0.05       1.00




          MORTGAGE                                 CUT-OFF               ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                     DATE                 TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                  BALANCE    NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  ---------------------------  ----------  ----------  --------  ---------  --------  ---------  --------

    22      MSMC    U-Haul Center Of Keene       $  636,603  06/08/2005     120       119        300       299      5.520%
    23      MSMC    U-Haul Ct E Sprague          $  624,698  06/08/2005     120       119        300       299      5.520%
    24      MSMC    U-Haul Ct Of Aurora          $  551,405  06/08/2005     120       119        300       299      5.520%
    25      MSMC    U-Haul Schenectady           $  546,676  06/08/2005     120       119        300       299      5.520%
    26      MSMC    U-Haul Ct Sepulveda          $  541,747  06/08/2005     120       119        300       299      5.520%
    27      MSMC    U-Haul Metro Center          $  496,486  06/08/2005     120       119        300       299      5.520%
    28      MSMC    U-Haul Ct Eastgate           $  480,384  06/08/2005     120       119        300       299      5.520%
    29      MSMC    U-Haul Ctr Of Provo          $  479,765  06/08/2005     120       119        300       299      5.520%
    30      MSMC    U-Haul Roosevelt Bl          $4,646,550  06/08/2005     120       119        300       299      5.520%
    31      MSMC    U-Haul Center Valley Blvd    $3,855,175  06/08/2005     120       119        300       299      5.520%
    32      MSMC    U-Haul Westside Erie         $2,702,505  06/08/2005     120       119        300       299      5.520%
    33      MSMC    U-Haul Northeast Ex          $1,839,139  06/08/2005     120       119        300       299      5.520%
    34      MSMC    U-Haul Andresen Road         $1,541,795  06/08/2005     120       119        300       299      5.520%
    35      MSMC    U-Haul University Avenue     $1,304,221  06/08/2005     120       119        300       299      5.520%
    36      MSMC    U-Haul Boulder Hwy           $1,287,414  06/08/2005     120       119        300       299      5.520%
    37      MSMC    U-Haul Ctr Rutledge          $1,181,892  06/08/2005     120       119        300       299      5.520%
    38      MSMC    U-Haul Center Hempstead      $1,059,119  06/08/2005     120       119        300       299      5.520%
    39      MSMC    U-Haul Ctr North Av          $1,035,012  06/08/2005     120       119        300       299      5.520%
    40      MSMC    U-Haul N Charleston          $1,012,638  06/08/2005     120       119        300       299      5.520%
    41      MSMC    U-Haul Apple Avenue          $  999,994  06/08/2005     120       119        300       299      5.520%
    42      MSMC    U-Haul E Speedway            $  979,657  06/08/2005     120       119        300       299      5.520%
    43      MSMC    U-Haul Ctr Sooner            $  919,510  06/08/2005     120       119        300       299      5.520%
    44      MSMC    U-Haul Ctr Baytown           $  891,285  06/08/2005     120       119        300       299      5.520%
    45      MSMC    U-Haul Ct Southside          $  861,599  06/08/2005     120       119        300       299      5.520%
    46      MSMC    U-Haul Binghamton            $  855,757  06/08/2005     120       119        300       299      5.520%
    47      MSMC    U-Haul Ctr Columbia          $  723,077  06/08/2005     120       119        300       299      5.520%
    48      MSMC    U-Haul Ct Garland            $  715,379  06/08/2005     120       119        300       299      5.520%
    49      MSMC    U-Haul Southwest             $  696,091  06/08/2005     120       119        300       299      5.520%
    50      MSMC    U-Haul Ct                    $  687,055  06/08/2005     120       119        300       299      5.520%

          MONTHLY  MONTHLY                         PREPAYMENT CODE                         TRUSTEE     PAR       EXCESS
MORTGAGE  PAYMENT  PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.   (P&I)     (IO)   SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN    COST RATE      RATE       FEE      FEE RATE
--------  -------  -------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

    22    $ 3,922    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    23    $ 3,849    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    24    $ 3,397    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    25    $ 3,368    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    26    $ 3,338    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    27    $ 3,059    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    28    $ 2,960    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    29    $ 2,956    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    30    $28,629    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    31    $23,753    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    32    $16,651    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    33    $11,332    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    34    $ 9,500    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    35    $ 8,036    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    36    $ 7,932    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    37    $ 7,282    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    38    $ 6,526    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    39    $ 6,377    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    40    $ 6,239    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    41    $ 6,161    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    42    $ 6,036    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    43    $ 5,666    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    44    $ 5,492    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    45    $ 5,309    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    46    $ 5,273    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    47    $ 4,455    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    48    $ 4,408    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    49    $ 4,289    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    50    $ 4,233    NAP        1      25   88                         7        3.175       0.125      0.05       1.00




          MORTGAGE                                    CUT-OFF               ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                        DATE                 TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                     BALANCE    NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  ------------------------------  ----------  ----------  --------  ---------  --------  ---------  --------

                    Lorain Rd
    51      MSMC    U-Haul Ctr Brockton             $  675,374  06/08/2005     120       119        300       299      5.520%
    52      MSMC    U-Haul N Glenstone              $  659,421  06/08/2005     120       119        300       299      5.520%
    53      MSMC    U-Haul W Kellogg                $  554,262  06/08/2005     120       119        300       299      5.520%
    54      MSMC    U-Haul Baseline Rd              $  543,547  06/08/2005     120       119        300       299      5.520%
    55      MSMC    U-Haul Ct Of Moscow             $  502,078  06/08/2005     120       119        300       299      5.520%
    56      MSMC    U-Haul Center Of Greensboro     $  202,913  06/08/2005     120       119        300       299      5.520%
    57      MSMC    U-Haul Ctr Central Philadlphia  $3,876,265  06/08/2005     120       119        300       299      5.520%
    58      MSMC    U-Haul Center Waverly Road      $3,406,359  06/08/2005     120       119        300       299      5.520%
    59      MSMC    U-Haul 26Th And Indian School   $2,840,504  06/08/2005     120       119        300       299      5.520%
    60      MSMC    U-Haul Center Quail Springs     $2,549,680  06/08/2005     120       119        300       299      5.520%
    61      MSMC    U-Haul Evanston                 $1,852,871  06/08/2005     120       119        300       299      5.520%
    62      MSMC    U-Haul Center La Brea           $1,739,286  06/08/2005     120       119        300       299      5.520%
    63      MSMC    U-Haul 34Th && Q                $1,302,131  06/08/2005     120       119        300       299      5.520%
    64      MSMC    U-Haul Roxborough               $1,118,743  06/08/2005     120       119        300       299      5.520%
    65      MSMC    U-Haul Hammond Sq               $1,090,343  06/08/2005     120       119        300       299      5.520%
    66      MSMC    U-Haul Ctr Route 9              $1,075,244  06/08/2005     120       119        300       299      5.520%
    67      MSMC    U-Haul Clarksville              $1,065,982  06/08/2005     120       119        300       299      5.520%
    68      MSMC    U-Haul Center Ft Pierce         $1,047,438  06/08/2005     120       119        300       299      5.520%
    69      MSMC    U-Haul Huntington               $1,005,820  06/08/2005     120       119        300       299      5.520%
    70      MSMC    U-Haul I-80&&Manawa             $  990,197  06/08/2005     120       119        300       299      5.520%
    71      MSMC    U-Haul Ctr Gateway              $  819,819  06/08/2005     120       119        300       299      5.520%
    72      MSMC    U-Haul Center Garner            $  783,628  06/08/2005     120       119        300       299      5.520%
    73      MSMC    U-Haul Stuebner Air             $  763,423  06/08/2005     120       119        300       299      5.520%
    74      MSMC    U-Haul Ct Alexis Rd             $  735,918  06/08/2005     120       119        300       299      5.520%
    75      MSMC    U-Haul Chula Vista              $  700,432  06/08/2005     120       119        300       299      5.520%
    76      MSMC    U-Haul Glens Falls              $  636,027  06/08/2005     120       119        300       299      5.520%
    77      MSMC    U-Haul Ct State St              $  627,710  06/08/2005     120       119        300       299      5.520%
    78      MSMC    U-Haul Ctr Of                   $  560,986  06/08/2005     120       119        300       299      5.520%

          MONTHLY  MONTHLY                       PREPAYMENT CODE                           TRUSTEE     PAR       EXCESS
MORTGAGE  PAYMENT  PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.   (P&I)     (IO)   SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE      FEE RATE
--------  -------  -------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

    51    $ 4,161    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    52    $ 4,063    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    53    $ 3,415    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    54    $ 3,349    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    55    $ 3,094    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    56    $ 1,250    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    57    $23,883    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    58    $20,988    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    59    $17,502    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    60    $15,710    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    61    $11,416    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    62    $10,717    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    63    $ 8,023    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    64    $ 6,893    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    65    $ 6,718    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    66    $ 6,625    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    67    $ 6,568    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    68    $ 6,454    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    69    $ 6,197    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    70    $ 6,101    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    71    $ 5,051    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    72    $ 4,828    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    73    $ 4,704    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    74    $ 4,534    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    75    $ 4,316    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    76    $ 3,919    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    77    $ 3,868    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    78    $ 3,456    NAP        1      25   88                         7        3.175       0.125      0.05       1.00




          MORTGAGE                                    CUT-OFF               ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                        DATE                 TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                     BALANCE    NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  ------------------------------  ----------  ----------  --------  ---------  --------  ---------  --------

                    Pearl
    79      MSMC    U-Haul Wade Hampton             $  527,904  06/08/2005     120       119        300       299      5.520%
    80      MSMC    U-Haul Jefferson Davis Highway  $  479,395  06/08/2005     120       119        300       299      5.520%
    81      MSMC    U-Haul National Rd              $  372,978  06/08/2005     120       119        300       299      5.520%
    82      MSMC    U-Haul New Britain              $  369,521  06/08/2005     120       119        300       299      5.520%
    83      MSMC    U-Haul Ct Groes Ten             $  244,368  06/08/2005     120       119        300       299      5.520%
    84      MSMC    U-Haul Ctr Of Moreno Valley     $3,609,697  06/08/2005     120       119        300       299      5.520%
    85      MSMC    U-Haul Ctr Hamden               $2,986,139  06/08/2005     120       119        300       299      5.520%
    86      MSMC    U-Haul Of Gardena               $2,517,890  06/08/2005     120       119        300       299      5.520%
    87      MSMC    U-Haul Ctr Edgewood             $1,708,605  06/08/2005     120       119        300       299      5.520%
    88      MSMC    U-Haul Norristown               $1,684,823  06/08/2005     120       119        300       299      5.520%
    89      MSMC    U-Haul Leominster               $1,392,753  06/08/2005     120       119        300       299      5.520%
    90      MSMC    U-Haul Center Midtown           $1,389,702  06/08/2005     120       119        300       299      5.520%
    91      MSMC    U-Haul Chinden Blvd             $1,301,683  06/08/2005     120       119        300       299      5.520%
    92      MSMC    U-Haul 24Th & Mcdowel           $1,237,174  06/08/2005     120       119        300       299      5.520%
    93      MSMC    U-Haul Ctr Of Janaf             $1,187,113  06/08/2005     120       119        300       299      5.520%
    94      MSMC    U-Haul Ctr Central              $1,062,249  06/08/2005     120       119        300       299      5.520%
    95      MSMC    U-Haul Appleton                 $1,027,077  06/08/2005     120       119        300       299      5.520%
    96      MSMC    U-Haul East Side                $1,026,781  06/08/2005     120       119        300       299      5.520%
    97      MSMC    U-Haul Canyon&& Wester          $1,005,064  06/08/2005     120       119        300       299      5.520%
    98      MSMC    U-Haul Hillwood Pla             $  913,491  06/08/2005     120       119        300       299      5.520%
    99      MSMC    U-Haul Burlingame               $  908,546  06/08/2005     120       119        300       299      5.520%
   100      MSMC    U-Haul Center Capital Blvd      $  888,365  06/08/2005     120       119        300       299      5.520%
   101      MSMC    U-Haul Ct Red Bluff             $  884,421  06/08/2005     120       119        300       299      5.520%
   102      MSMC    U-Haul Center Riverside         $  778,261  06/08/2005     120       119        300       299      5.520%
   103      MSMC    U-Haul Broadway Ave             $  699,576  06/08/2005     120       119        300       299      5.520%
   104      MSMC    U-Haul Center Duluth            $  682,682  06/08/2005     120       119        300       299      5.520%
   105      MSMC    U-Haul Center Of West Babylon   $  550,050  06/08/2005     120       119        300       299      5.520%

          MONTHLY  MONTHLY                       PREPAYMENT CODE                           TRUSTEE     PAR       EXCESS
MORTGAGE  PAYMENT  PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.   (P&I)     (IO)   SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE      FEE RATE
--------  -------  -------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

    79    $ 3,253    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    80    $ 2,954    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    81    $ 2,298    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    82    $ 2,277    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    83    $ 1,506    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    84    $22,241    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    85    $18,399    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    86    $15,514    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    87    $10,527    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    88    $10,381    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    89    $ 8,581    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    90    $ 8,563    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    91    $ 8,020    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    92    $ 7,623    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    93    $ 7,314    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    94    $ 6,545    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    95    $ 6,328    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    96    $ 6,326    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    97    $ 6,193    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    98    $ 5,628    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
    99    $ 5,598    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   100    $ 5,474    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   101    $ 5,449    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   102    $ 4,795    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   103    $ 4,310    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   104    $ 4,206    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   105    $ 3,389    NAP        1      25   88                         7        3.175       0.125      0.05       1.00




          MORTGAGE                                  CUT-OFF               ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                      DATE                 TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                   BALANCE    NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  ----------------------------  ----------  ----------  --------  ---------  --------  ---------  --------

   106      MSMC    U-Haul Center Main Street     $  507,663  06/08/2005     120       119        300       299      5.520%
   107      MSMC    U-Haul Southside              $  424,206  06/08/2005     120       119        300       299      5.520%
   108      MSMC    U-Haul Montgomery H           $  368,890  06/08/2005     120       119        300       299      5.520%
   109      MSMC    U-Haul Center Pass Road       $  335,353  06/08/2005     120       119        300       299      5.520%
   110      MSMC    U-Haul Spartanburg            $  113,029  06/08/2005     120       119        300       299      5.520%
   111      MSMC    Woodlake U-Haul Center        $2,518,259  06/08/2005     120       119        300       299      5.520%
   112      MSMC    U-Haul Center Kingwood        $2,480,039  06/08/2005     120       119        300       299      5.520%
   113      MSMC    U-Haul Center Of Ashley Road  $2,347,624  06/08/2005     120       119        300       299      5.520%
   114      MSMC    U-Haul White Plains           $2,078,806  06/08/2005     120       119        300       299      5.520%
   115      MSMC    U-Haul Ct Chelteham           $1,811,702  06/08/2005     120       119        300       299      5.520%
   116      MSMC    U-Haul Portsmouth             $1,658,461  06/08/2005     120       119        300       299      5.520%
   117      MSMC    U-Haul Ct Of Mather           $1,617,438  06/08/2005     120       119        300       299      5.520%
   118      MSMC    U-Haul Wyoming Valley         $1,584,698  06/08/2005     120       119        300       299      5.520%
   119      MSMC    U-Haul Tara Blvd              $1,528,517  06/08/2005     120       119        300       299      5.520%
   120      MSMC    U-Haul Center Midtown         $1,400,818  06/08/2005     120       119        300       299      5.520%
   121      MSMC    U-Haul Midway Rental          $1,354,269  06/08/2005     120       119        300       299      5.520%
   122      MSMC    U-Haul New Utrecht            $1,253,965  06/08/2005     120       119        300       299      5.520%
   123      MSMC    U-Haul Ctr 5Th Ave            $1,067,440  06/08/2005     120       119        300       299      5.520%
   124      MSMC    U-Haul Idaho Falls            $1,066,026  06/08/2005     120       119        300       299      5.520%
   125      MSMC    U-Haul Ctr Midway             $1,030,587  06/08/2005     120       119        300       299      5.520%
   126      MSMC    U-Haul Mcloughlin             $  842,053  06/08/2005     120       119        300       299      5.520%
   127      MSMC    U-Haul 7 Mi Van Dyk           $  781,091  06/08/2005     120       119        300       299      5.520%
   128      MSMC    U-Haul Bowling Green          $  670,762  06/08/2005     120       119        300       299      5.520%
   129      MSMC    U-Haul Center Southeast       $  666,647  06/08/2005     120       119        300       299      5.520%
   130      MSMC    U-Haul Fall River             $  649,842  06/08/2005     120       119        300       299      5.520%
   131      MSMC    U-Haul Ct Mile High           $  627,587  06/08/2005     120       119        300       299      5.520%
   132      MSMC    U-Haul Center Calumet         $  520,530  06/08/2005     120       119        300       299      5.520%
   133      MSMC    U-Haul Center Bremerton       $  428,968  06/08/2005     120       119        300       299      5.520%
   134      MSMC    U-Haul Ct N                   $  366,179  06/08/2005     120       119        300       299      5.520%

          MONTHLY  MONTHLY                       PREPAYMENT CODE                           TRUSTEE     PAR       EXCESS
MORTGAGE  PAYMENT  PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.   (P&I)     (IO)   SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE      FEE RATE
--------  -------  -------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

   106    $ 3,128    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   107    $ 2,614    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   108    $ 2,273    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   109    $ 2,066    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   110    $   696    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   111    $15,516    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   112    $15,281    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   113    $14,465    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   114    $12,808    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   115    $11,163    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   116    $10,219    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   117    $ 9,966    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   118    $ 9,764    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   119    $ 9,418    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   120    $ 8,631    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   121    $ 8,344    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   122    $ 7,726    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   123    $ 6,577    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   124    $ 6,568    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   125    $ 6,350    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   126    $ 5,188    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   127    $ 4,813    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   128    $ 4,133    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   129    $ 4,108    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   130    $ 4,004    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   131    $ 3,867    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   132    $ 3,207    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   133    $ 2,643    NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   134    $ 2,256    NAP        1      25   88                         7        3.175       0.125      0.05       1.00




          MORTGAGE                                 CUT-OFF                ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                    DATE                   TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                  BALANCE     NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  --------------------------  ------------  ----------  --------  ---------  --------  ---------  --------

                    Watkins
   135      MSMC    U-Haul Cape Girard          $    344,634  06/08/2005     120       119       300        299       5.520%
   136      MSMC    U-Haul Ctr Ft Smith         $    319,603  06/08/2005     120       119       300        299       5.520%
   137      MSMC    U-Haul Grand Concourse      $  3,661,870  06/08/2005     120       119       300        299       5.520%
   138      MSMC    U-Haul Center Lafayette     $  2,222,043  06/08/2005     120       119       300        299       5.520%
   139      MSMC    U-Haul Capitol Ave          $  1,908,153  06/08/2005     120       119       300        299       5.520%
   140      MSMC    U-Haul South Centra         $  1,757,754  06/08/2005     120       119       300        299       5.520%
   141      MSMC    U-Haul Center Eastside      $  1,565,474  06/08/2005     120       119       300        299       5.520%
   142      MSMC    U-Haul Castleton            $  1,502,539  06/08/2005     120       119       300        299       5.520%
   143      MSMC    U-Haul Overbrook            $  1,264,929  06/08/2005     120       119       300        299       5.520%
   144      MSMC    U-Haul Ct Broad St          $  1,253,931  06/08/2005     120       119       300        299       5.520%
   145      MSMC    U-Haul Ctr Barstow          $  1,150,070  06/08/2005     120       119       300        299       5.520%
   146      MSMC    U-Haul Center Seven Hill    $  1,142,921  06/08/2005     120       119       300        299       5.520%
   147      MSMC    U-Haul South Shore          $  1,074,372  06/08/2005     120       119       300        299       5.520%
   148      MSMC    U-Haul Ctr Colonie          $  1,027,216  06/08/2005     120       119       300        299       5.520%
   149      MSMC    U-Haul Ctr Madison          $  1,007,774  06/08/2005     120       119       300        299       5.520%
   150      MSMC    U-Haul W Columbia           $    977,693  06/08/2005     120       119       300        299       5.520%
   151      MSMC    U-Haul Western Ave          $    852,688  06/08/2005     120       119       300        299       5.520%
   152      MSMC    U-Haul Plainfield           $    843,466  06/08/2005     120       119       300        299       5.520%
   153      MSMC    U-Haul Ct Joy Road          $    827,501  06/08/2005     120       119       300        299       5.520%
   154      MSMC    U-Haul Center North County  $    707,792  06/08/2005     120       119       300        299       5.520%
   155      MSMC    U-Haul Ct Jonesboro         $    697,376  06/08/2005     120       119       300        299       5.520%
   156      MSMC    U-Haul Winters Frwy         $    618,478  06/08/2005     120       119       300        299       5.520%
   157      MSMC    U-Haul Center Mesa Road     $    559,046  06/08/2005     120       119       300        299       5.520%
   158      MSMC    U-Haul Erie && High         $    515,849  06/08/2005     120       119       300        299       5.520%
   159      MSMC    U-Haul East Lake            $    395,439  06/08/2005     120       119       300        299       5.520%
   160      MSMC    U-Haul Ct Lima Mall         $    351,569  06/08/2005     120       119       300        299       5.520%
   161      MSMC    U-Haul Center Third Street  $    328,450  06/08/2005     120       119       300        299       5.520%
   162      MSMC    U-Haul Of Lebanon           $    303,874  06/08/2005     120       119       300        299       5.520%

           MONTHLY   MONTHLY                       PREPAYMENT CODE                           TRUSTEE     PAR       EXCESS
MORTGAGE   PAYMENT   PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.    (P&I)      (IO)   SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE      FEE RATE
--------  --------  --------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

   135    $  2,123     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   136    $  1,969     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   137    $ 22,562     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   138    $ 13,691     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   139    $ 11,757     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   140    $ 10,830     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   141    $  9,646     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   142    $  9,258     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   143    $  7,794     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   144    $  7,726     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   145    $  7,086     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   146    $  7,042     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   147    $  6,620     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   148    $  6,329     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   149    $  6,209     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   150    $  6,024     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   151    $  5,254     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   152    $  5,197     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   153    $  5,099     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   154    $  4,361     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   155    $  4,297     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   156    $  3,811     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   157    $  3,445     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   158    $  3,178     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   159    $  2,436     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   160    $  2,166     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   161    $  2,024     NAP        1      25   88                         7        3.175       0.125      0.05       1.00
   162    $  1,872     NAP        1      25   88                         7        3.175       0.125      0.05       1.00




          MORTGAGE                                         CUT-OFF                ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                            DATE                   TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                          BALANCE     NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  ----------------------------------  ------------  ----------  --------  ---------  --------  ---------  --------

   163      MSMC    U-Haul Mobile Hwy                   $    276,567  06/08/2005     120       119        300       299      5.520%
   164      MSMC    Landmark @ One Market               $133,000,000  06/13/2005     120       119         IO        IO      5.605%
   165      MSMC    Coronado Center                     $129,709,589  05/11/2005      60        58        360       358      5.001%
   166      MSMC    Melrose Minneapolis                 $ 29,105,000  05/26/2005      60        58         IO        IO      4.850%
   167      MSMC    Melrose Jacksonville                $ 21,829,000  05/26/2005      60        58         IO        IO      4.850%
   168      MSMC    Melrose College Station             $ 17,661,000  05/26/2005      60        58         IO        IO      4.850%
   169      MSMC    Melrose Gainesville                 $ 14,155,000  05/26/2005      60        58         IO        IO      4.850%
   172      MSMC    Uptown Park                         $ 49,000,000  06/01/2005     120       118         IO        IO      5.370%
   174      MSMC    2500 Central Park Avenue            $ 44,717,294  03/17/2005     108       104        300       296      5.190%
   179      MSMC    Delco Plaza of Hicksville           $ 28,000,000  06/10/2005     120       119        360       360      5.040%
   180      MSMC    Skyline Industrial                  $ 26,566,248  04/19/2005     120       117        360       357      5.280%
   181      MSMC    County Line Commerce Center         $ 26,442,934  05/05/2005     120       118        360       358      5.250%
   374      MSMC    Newington Commons                   $ 24,500,000  01/24/2005     120       113        360       360      5.410%
   376      MSMC    Chester Mall                        $ 19,958,016  05/03/2005     120       118        360       358      5.370%
   378      MSMC    The Kenmawr Apartments              $ 17,600,000  06/01/2005     120       119        360       360      5.510%
   379      MSMC    Stevens Pavillion                   $ 17,400,000  04/07/2005     120       117        336       336      5.450%
   381      MSMC    Rosemeade Apartments                $ 17,250,000  04/15/2005     120       117        360       360      5.110%
   382      MSMC    Chesterfield Village Square         $ 16,924,237  04/19/2005     120       117        300       297      5.410%
   384      MSMC    Signature Square I & II             $ 16,500,000  12/21/2004     120       113        360       360      5.174%
   385      MSMC    McAllen Marketplace                 $ 16,400,000  03/29/2005     120       116        360       360      5.210%
   386      MSMC    Miramar Industrial                  $ 16,000,000  06/21/2005      60        59         IO        IO      4.960%
   391      MSMC    Crosswinds Retail Center            $ 15,750,000  05/10/2005     120       118        360       360      5.590%
                    Lenoxplace at Garner Station
   392      MSMC    Apartments                          $ 15,578,061  12/08/2004     120       113        360       353      5.300%
   393      MSMC    Southpoint Center                   $ 15,500,000  06/01/2005      60        58         IO        IO      4.900%
   397      MSMC    Mission Bay Apartments              $ 15,000,000  03/30/2005     156       152        360       360      5.680%
   398      MSMC    Fairway Office Center               $ 15,000,000  04/29/2005     120       117        360       360      5.640%
   402      MSMC    Villages of Easton                  $ 14,403,050  01/13/2005     120       114        360       354      5.350%
   403      MSMC    Hunters Run Apartments              $ 14,315,000  03/30/2005     156       152        360       360      5.680%
   404      MSMC    NE Retail Portfolio -               $  5,350,058  03/18/2005     120       116        360       356      5.520%

           MONTHLY   MONTHLY                      PREPAYMENT CODE                            TRUSTEE     PAR       EXCESS
MORTGAGE   PAYMENT   PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.    (P&I)     (IO)    SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE      FEE RATE
--------  --------  --------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

   163    $  1,704       NAP       1     25   88                         7        3.175       0.125      0.05       1.00
   164         NAP  $629,849       1     25   91                         4        3.175       0.125      0.05       1.00
   165    $695,794       NAP       2     26   27                         7        3.175       0.125      0.05       1.00
   166         NAP  $119,267       2     24           27        2        7        3.175       0.125      0.05       1.00
   167         NAP  $ 89,451       2     24           27        2        7        3.175       0.125      0.05       1.00
   168         NAP  $ 72,371       2     24           27        2        7        3.175       0.125      0.05       1.00
   169         NAP  $ 58,004       2     24           27        2        7        3.175       0.125      0.05       1.00
   172         NAP  $222,320       2     26                    90        4        3.175       0.125      0.05       1.00
   174    $268,071       NAP       4     28   75                         5        3.175       0.125      0.05       1.00
   179    $150,995  $119,233       1     25                    91        4        3.175       0.125      0.05       1.00
   180    $147,658       NAP       3     27   89                         4        3.175       0.125      0.05       1.00
   181    $146,334       NAP       2     26   90                         4        3.175       0.125      0.05       1.00
   374    $137,728  $111,988       7     31   85                         4        3.175       0.125      0.05       1.00
   376    $111,932       NAP       2     59                    57        4        3.175       0.125      0.05       1.00
   378    $100,041  $ 81,936       1     25   91                         4        3.175       0.125      0.05       1.00
   379    $101,075  $ 80,123       3     27   89                         4        3.175       0.125      0.05       1.00
   381    $ 93,765  $ 74,476       3     27   89                         4        3.175       0.125      0.05       1.00
   382    $103,483       NAP       3     27   86                         7        3.175       0.125      0.05       1.00
   384    $ 90,338  $ 72,131       7     31   85                         4        3.175       0.125      0.05       1.00
   385    $ 90,156  $ 72,192       4     59                    57        4        3.175       0.125      0.05       1.00
   386         NAP  $ 67,052       1     25   28                         7        8.175       0.125      0.05       1.00
   391    $ 90,318  $ 74,388       2     26   90                         4        3.175       0.125      0.05       1.00

   392    $ 87,183       NAP       7     31   85                         4        3.175       0.125      0.05       1.00
   393         NAP  $ 64,171       2     26   30                         4        3.175       0.125      0.05       1.00
   397    $ 86,870  $ 71,986       4     28  124                         4        3.175       0.125      0.05       1.00
   398    $ 86,491  $ 71,479       3     27   89                         4        3.175       0.125      0.05       1.00
   402    $ 80,970       NAP       6     30   86                         4        3.175       0.125      0.05       1.00
   403    $ 82,903  $ 68,699       4     28  124                         4        3.175       0.125      0.05       1.00
   404    $ 30,569       NAP       4     28   88                         4        3.175       0.125      0.05       1.00




          MORTGAGE                                         CUT-OFF                ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                            DATE                   TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                          BALANCE     NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  ----------------------------------  ------------  ----------  --------  ---------  --------  ---------  --------

                    Walgreens Darby
                    NE Retail Portfolio - Walgreens
   405      MSMC    Haverhill                           $ 5,099,087   03/18/2005     120       116        360       356      5.520%
                    NE Retail Portfolio - Eckerd
   406      MSMC    Niskayuna                           $ 3,465,786   03/18/2005     120       116        360       356      5.520%
   407      MSMC    Coronado Plaza                      $13,550,000   11/29/2004     120       112        360       360      5.240%
   409      MSMC    Ambassador Hotel                    $13,481,036   06/16/2005      60        59        300       299      5.500%
   415      MSMC    North Hollywood Retail              $12,945,868   03/10/2005     120       116        360       356      5.430%
   416      MSMC    Strickland Farms Apartments         $12,402,915   12/08/2004     120       113        360       353      5.300%
   418      MSMC    825 East Gate Boulevard             $11,410,000   05/04/2005     120       118        360       360      5.580%
   419      MSMC    Park Techne Center                  $10,976,612   05/18/2005     120       118        360       358      5.310%
   420      MSMC    Foundation Surgery Center           $10,956,691   03/21/2005     120       116        360       356      5.690%
   421      MSMC    Brookside Commons Apartments        $10,850,000   03/09/2005     120       116        324       324      5.490%
   422      MSMC    4311 Wilshire Blvd.                 $10,489,360   06/08/2005     120       119        360       359      5.200%
   423      MSMC    Covington Center                    $10,300,000   06/03/2005     120       119        360       360      5.470%
   424      MSMC    Madison Plaza                       $10,085,921   07/27/2004     120       108        360       348      6.100%
   425      MSMC    75 Robin Hill Road                  $ 9,878,316   06/30/2005     120       119        270       269      5.650%
   427      MSMC    Avon/West Hartford Retail           $ 9,279,095   12/15/2004     120       113        360       353      5.420%
   429      MSMC    Hilton Garden Inn                   $ 9,074,229   05/19/2005     120       118        300       298      5.780%
   430      MSMC    Desert Crossing Shopping Center     $ 9,050,000   03/03/2005     120       116        360       360      5.360%
   432      MSMC    Santa Ana Plaza                     $ 8,800,000   04/13/2005     120       117        360       360      5.320%
   435      MSMC    Grayhawk Pointe                     $ 8,076,026   05/06/2005     120       118        300       298      5.520%
   436      MSMC    901 Gilman Street                   $ 7,801,639   01/27/2005     120       114        360       354      5.770%
   437      MSMC    Walgreens - Marina Del Rey          $ 7,700,000   01/26/2005     120       114        360       360      5.380%
   438      MSMC    Suburban Extended Stay Portfolio -  $ 3,885,679   04/27/2005     120       117        300       297      6.490%
                    Daytona
   439      MSMC    Suburban Extended Stay Portfolio -  $ 3,586,780   04/27/2005     120       117        300       297      6.490%
                    Melbourne
   440      MSMC    115 East Mosholu Parkway            $ 7,040,000   05/06/2005      60        58        360       360      4.690%
   442      MSMC    Seven Corners Medical Campus        $ 6,984,605   05/02/2005     120       118        360       358      5.150%
   443      MSMC    223 West Erie Street                $ 6,971,531   03/21/2005      60        56        360       356      5.540%
   444      MSMC    Crossroads Center                   $ 6,947,128   12/21/2004     120       113        360       353      5.440%
   446      MSMC    Lake City Medical Office            $ 6,571,986   03/17/2005     120       116        360       356      5.340%

           MONTHLY   MONTHLY                       PREPAYMENT CODE                           TRUSTEE     PAR       EXCESS
MORTGAGE   PAYMENT   PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.    (P&I)     (IO)    SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE      FEE RATE
--------  --------  --------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

   405    $ 29,135       NAP       4     28   88                         4        3.175       0.125      0.05       1.00

   406    $ 19,803       NAP       4     28   88                         4        3.175       0.125      0.05       1.00
   407    $ 74,740   $59,990       8     32   83                         5       13.175       0.125      0.05       1.00
   409    $ 82,902       NAP       1     25   31                         4        3.175       0.125      0.05       1.00
   415    $ 73,243       NAP       4     28   88                         4        3.175       0.125      0.05       1.00
   416    $ 69,413       NAP       7     31   85                         4        3.175       0.125      0.05       1.00
   418    $ 65,359   $53,793       2     26   90                         4        3.175       0.125      0.05       1.00
   419    $ 61,152       NAP       2     26   84                        10        3.175       0.125      0.05       1.00
   420    $ 63,774       NAP       4     28   88                         4        3.175       0.125      0.05       1.00
   421    $ 64,289   $50,328       4     28   88                         4        3.175       0.125      0.05       1.00
   422    $ 57,657       NAP       1     25   91                         4        3.175       0.125      0.05       1.00
   423    $ 58,289   $47,603       1     25   91                         4        3.175       0.125      0.05       1.00
   424    $ 61,811       NAP      12     36   80                         4        8.175       0.125      0.05       1.00
   425    $ 64,826       NAP       1     25   70                        25        3.175       0.125      0.05       1.00
   427    $ 52,620       NAP       7     31   84                         5        3.175       0.125      0.05       1.00
   429    $ 57,414       NAP       2     26   87                         7        3.175       0.125      0.05       1.00
   430    $ 50,593   $40,985       4     28   88                         4       13.175       0.125      0.05       1.00
   432    $ 48,976   $39,555       3     27   89                         4        3.175       0.125      0.05       1.00
   435    $ 49,838       NAP       2     26                    90        4        3.175       0.125      0.05       1.00
   436    $ 45,910       NAP       6     30   86                         4        3.175       0.125      0.05       1.00
   437    $ 43,142   $35,001       6     30   89                         1        3.175       0.125      0.05       1.00
   438    $ 26,309       NAP       3     27   89                         4        3.175       0.125      0.05       1.00

   439    $ 24,285       NAP       3     27   89                         4        3.175       0.125      0.05       1.00

   440    $ 36,470   $27,897       2     26   30                         4        3.175       0.125      0.05       1.00
   442    $ 38,222       NAP       2     26           81                13        3.175       0.125      0.05       1.00
   443    $ 39,921       NAP       4     28   28                         4        3.175       0.125      0.05       1.00
   444    $ 39,482       NAP       7     31   85                         4        3.175       0.125      0.05       1.00
   446    $ 36,814       NAP       4     28   88                         4        3.175       0.125      0.05       1.00




          MORTGAGE                                        CUT-OFF               ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                           DATE                  TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                         BALANCE    NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  ----------------------------------  ----------  ----------  --------  ---------  --------  ---------  --------

   447      MSMC    Point Plaza Shopping Center         $6,520,000  04/04/2005     120       117        360       360      5.860%
   449      MSMC    146 Manetto Hill Road               $6,351,563  12/02/2004     120       113        360       353      5.430%
   454      MSMC    Manheim Shopping Center             $5,908,000  04/21/2005     120       117        360       360      5.290%
   455      MSMC    Marriott Fairfield Inn and Suites   $5,835,153  05/03/2005     120       118        300       298      6.410%
   457      MSMC    Regency Square                      $5,695,674  04/21/2005     120       117        360       357      5.440%
   459      MSMC    Old Bakery Place Shopping Center    $5,672,092  02/25/2005     180       175        360       355      5.650%
   461      MSMC    Buzard Eye Institute Medical        $5,400,000  03/22/2005     120       116        360       360      5.560%
                    Building
   466      MSMC    Shaw Butte Center                   $5,100,000  01/11/2005     120       114        360       360      5.490%
   467      MSMC    Western Skies Village Center        $5,040,000  02/08/2005     120       115        360       360      5.400%
   468      MSMC    Windy Hill Village                  $4,986,572  04/07/2005     120       117        360       357      5.970%
   469      MSMC    One Highland Place                  $4,974,859  02/02/2005     120       115        360       355      5.530%
   472      MSMC    Library Plaza                       $4,784,714  04/19/2005     120       117        360       357      5.220%
   473      MSMC    Shops at Lakeline Village           $4,640,000  03/24/2005     120       116        360       360      5.320%
   474      MSMC    103rd St. Family Center             $4,620,555  03/09/2005     120       116        360       356      5.400%
   475      MSMC    Rutgers Student Housing - 82 Louis  $1,181,658  04/28/2005     120       117        300       297      5.250%
                    Street
   476      MSMC    Rutgers Student Housing - 260       $  812,390  04/28/2005     120       117        300       297      5.250%
                    Somerset Street
   477      MSMC    Rutgers Student Housing - 211       $  738,537  04/28/2005     120       117        300       297      5.250%
                    Hamilton Street
   478      MSMC    Rutgers Student Housing - 37 Duke   $  701,610  04/28/2005     120       117        300       297      5.250%
                    Street
   479      MSMC    Rutgers Student Housing - 80        $  701,610  04/28/2005     120       117        300       297      5.250%
                    Guilden Street
   480      MSMC    Rutgers Student Housing - 172       $  443,122  04/28/2005     120       117        300       297      5.250%
                    Easton Avenue
   481      MSMC    1400 Spring Street                  $4,560,000  03/01/2005     120       116        360       360      5.350%
   483      MSMC    Herrington Center                   $4,470,374  01/27/2005     120       114        360       354      5.430%
   484      MSMC    Crystal View Plaza                  $4,468,000  02/10/2005     120       115        360       360      5.400%
   485      MSMC    Ranch Circle Plaza                  $4,400,000  04/21/2005     120       117        360       360      5.500%
   486      MSMC    Brockton Apartments                 $4,386,953  04/29/2005     120       117        360       357      5.540%
   487      MSMC    2705 South Industrial Offices       $4,240,000  03/24/2005     120       116        360       360      5.730%
   488      MSMC    The Hedges Apartments               $4,166,458  05/13/2005     120       118        360       358      5.490%
   489      MSMC    Spencer Spring Center               $4,150,000  04/25/2005     120       117        360       360      5.640%

          MONTHLY  MONTHLY                       PREPAYMENT CODE                           TRUSTEE     PAR       EXCESS
MORTGAGE  PAYMENT  PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.   (P&I)    (IO)    SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE      FEE RATE
--------  -------  -------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

   447    $38,506  $32,282       3     27   89                         4        3.175       0.125      0.05       1.00
   449    $36,058      NAP       7     31   85                         4        3.175       0.125      0.05       1.00
   454    $32,771  $26,406       3     27   89                         4        3.175       0.125      0.05       1.00
   455    $39,171      NAP       2     26   90                         4        3.175       0.125      0.05       1.00
   457    $32,223      NAP       3     27   89                         4        3.175       0.125      0.05       1.00
   459    $32,902      NAP       5     29  147                         4        3.175       0.125      0.05       1.00
   461    $30,864  $25,368       4     28   88                         4        3.175       0.125      0.05       1.00

   466    $28,925  $23,657       6     30   86                         4        3.175       0.125      0.05       1.00
   467    $28,301  $22,995       5     29           87                 4        3.175       0.125      0.05       1.00
   468    $29,881      NAP       3     27   89                         4        3.175       0.125      0.05       1.00
   469    $28,484      NAP       5     29   87                         4        3.175       0.125      0.05       1.00
   472    $26,417      NAP       3     27   89                         4        3.175       0.125      0.05       1.00
   473    $25,824  $20,856       4     28   88                         4        3.175       0.125      0.05       1.00
   474    $26,055      NAP       4     28   88                         4        3.175       0.125      0.05       1.00
   475    $ 7,114      NAP       3     27   89                         4       13.175       0.125      0.05       1.00

   476    $ 4,891      NAP       3     27   89                         4       13.175       0.125      0.05       1.00

   477    $ 4,446      NAP       3     27   89                         4       13.175       0.125      0.05       1.00

   478    $ 4,224      NAP       3     27   89                         4       13.175       0.125      0.05       1.00

   479    $ 4,224      NAP       3     27   89                         4       13.175       0.125      0.05       1.00

   480    $ 2,668      NAP       3     27   89                         4       13.175       0.125      0.05       1.00

   481    $25,464  $20,612       4     28           85                 7        3.175       0.125      0.05       1.00
   483    $25,353      NAP       6     30   83                         7        3.175       0.125      0.05       1.00
   484    $25,089  $20,385       5     29   87                         4        3.175       0.125      0.05       1.00
   485    $24,983  $20,447       3     27           89                 4        3.175       0.125      0.05       1.00
   486    $25,093      NAP       3     27   89                         4        3.175       0.125      0.05       1.00
   487    $24,690  $20,527       4     28   88                         4        8.175       0.125      0.05       1.00
   488    $23,679      NAP       2     26   90                         4        3.175       0.125      0.05       1.00
   489    $23,929  $19,776       3     27   89                         4       13.175       0.125      0.05       1.00




          MORTGAGE                                        CUT-OFF               ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                           DATE                  TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                         BALANCE    NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  ----------------------------------  ----------  ----------  --------  ---------  --------  ---------  --------

   490      MSMC    Shoppes at Macungie                 $4,000,000  04/21/2005     120       117        360       360      5.390%
   492      MSMC    Right Track Self Storage            $3,837,358  04/21/2005     120       117        360       357      5.080%
   493      MSMC    Manalapan Medical Arts Building     $3,780,935  02/04/2005     120       115        360       355      5.540%
   495      MSMC    Hy-Vee Plaza                        $3,742,540  05/19/2005     120       118        360       358      5.620%
   497      MSMC    TX Self Storage Portfolio - Blanco  $1,891,851  04/29/2005      60        57        300       297      5.630%
   498      MSMC    TX Self Storage Portfolio - Laredo  $1,742,494  04/29/2005      60        57        300       297      5.630%
   499      MSMC    Spanish Hills Plaza                 $3,625,000  06/06/2005     120       119        360       360      5.580%
   501      MSMC    Manatee West Shopping Center        $3,590,286  04/05/2005     120       117        360       357      5.950%
   502      MSMC    Ferndale Retail Center              $3,486,190  03/17/2005     120       116        360       356      5.680%
   503      MSMC    Horton Court                        $3,460,000  05/04/2005     120       118        360       360      5.220%
   506      MSMC    Oaks Plaza                          $3,283,223  02/23/2005     120       115        360       355      5.480%
   507      MSMC    University Park Plaza               $3,268,000  03/31/2005      60        56        360       360      5.680%
   517      MSMC    CVS Baton Rouge                     $3,065,554  12/29/2004     120       113        300       293      5.290%
   520      MSMC    Friendship Arms Apartments          $2,988,645  03/29/2005      60        56        360       356      5.870%
   521      MSMC    South Mountain Plaza                $2,984,580  02/03/2005     120       115        360       355      5.430%
   524      MSMC    Seven St. Luke's Place Apartments   $2,938,586  03/31/2005     120       116        360       356      5.770%
   526      MSMC    Jamul Shopping Center               $2,782,614  02/28/2005     120       115        324       319      5.610%
   527      MSMC    2680 Heath Avenue                   $2,768,426  08/09/2004     120       109        360       349      5.680%
   530      MSMC    CVS Kenner                          $2,571,019  12/30/2004     120       113        300       293      5.270%
   534      MSMC    Rite Aid-Youngstown, OH             $2,246,332  03/21/2005     120       116        360       356      5.800%
   535      MSMC    Space Coast Resort                  $2,245,563  05/10/2005     120       118        360       358      5.660%
   536      MSMC    Parkway Villas                      $2,153,753  04/04/2005     120       117        360       357      5.650%
   537      MSMC    Normandy Plaza                      $2,042,253  01/07/2005     120       114        360       354      5.350%
   540      MSMC    K-2 Plaza                           $1,882,896  10/19/2004     120       111        360       351      5.800%
   543      MSMC    Shops at Greenvalley                $1,796,262  05/26/2005     120       118        360       358      5.420%
   548      MSMC    399 West Palmetto Park Office       $1,561,013  01/14/2005     120       114        300       294      5.800%
                    Building
   549      MSMC    Stone Mill Shopping Center          $1,269,680  03/17/2005     120       116        360       356      5.420%

          MONTHLY  MONTHLY                       PREPAYMENT CODE                           TRUSTEE     PAR       EXCESS
MORTGAGE  PAYMENT  PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.   (P&I)    (IO)    SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE      FEE RATE
--------  -------  -------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

   490    $22,436  $18,216       3     27   89                         4        3.175       0.125      0.05       1.00
   492    $20,856      NAP       3     27   89                         4        3.175       0.125      0.05       1.00
   493    $21,671      NAP       5     29   87                         4        3.175       0.125      0.05       1.00
   495    $21,575      NAP       2     26   90                         4       13.175       0.125      0.05       1.00
   497    $11,816      NAP       3     27   29                         4        3.175       0.125      0.05       1.00
   498    $10,883      NAP       3     27   29                         4        3.175       0.125      0.05       1.00
   499    $20,765  $17,090       1     25   91                         4        3.175       0.125      0.05       1.00
   501    $21,468      NAP       3     27   89                         4        3.175       0.125      0.05       1.00
   502    $20,270      NAP       4     28   88                         4        3.175       0.125      0.05       1.00
   503    $19,042  $15,260       2     26   90                         4        3.175       0.125      0.05       1.00
   506    $18,696      NAP       5     29                    87        4       13.175       0.125      0.05       1.00
   507    $18,926  $15,683       4     28   28                         4        3.175       0.125      0.05       1.00
   517    $18,650      NAP       7     31   85                         4        3.175       0.125      0.05       1.00
   520    $17,737      NAP       4     28   28                         4        3.175       0.125      0.05       1.00
   521    $16,902      NAP       5     29   87                         4        3.175       0.125      0.05       1.00
   524    $17,253      NAP       4     28   88                         4        3.175       0.125      0.05       1.00
   526    $16,796      NAP       5     29   87                         4       13.175       0.125      0.05       1.00
   527    $16,216      NAP      11     35   81                         4        3.175       0.125      0.05       1.00
   530    $15,611      NAP       7     31   85                         4        3.175       0.125      0.05       1.00
   534    $13,231      NAP       4     28   88                         4        3.175       0.125      0.05       1.00
   535    $13,002      NAP       2     26   90                         4        3.175       0.125      0.05       1.00
   536    $12,468      NAP       3     27   89                         4        3.175       0.125      0.05       1.00
   537    $11,481      NAP       6     30   86                         4        3.175       0.125      0.05       1.00
   540    $11,148      NAP       9     59                    57        4        3.175       0.125      0.05       1.00
   543    $10,130      NAP       2     26   90                         4        3.175       0.125      0.05       1.00
   548    $ 9,956      NAP       6     30                        86    4        3.175       0.125      0.05       1.00

   549    $ 7,175      NAP       4     28   85                         7        3.175       0.125      0.05       1.00


                                   SCHEDULE II

                               PMCF LOAN SCHEDULE

MSCI 2005-HQ6
LOAN SCHEDULE



          MORTGAGE                                      CUT-OFF                ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                          DATE                  TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                       BALANCE     NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  --------------------------------  -----------  ----------  --------  ---------  --------  ---------  --------

   171      PMCF    Oviedo Marketplace                $54,820,774  04/25/2005      84        81        360       357      5.115%
   177      PMCF    Tropicana Gardens                 $36,000,000  04/29/2005      60        57         IO        IO      5.250%
   375      PMCF    Sherwood Gardens Shopping Center  $19,979,733  07/01/2005     120       119        360       359      5.200%
   383      PMCF    Mansell Village                   $16,800,000  05/13/2005     120       118        360       360      5.340%
   387      PMCF    Homewood Suites Plainfield        $ 6,712,107  06/28/2005     120       119        259       259      5.820%
   388      PMCF    Hampton Inn and Suites Petoskey   $ 4,380,533  06/28/2005     120       119        259       259      5.820%
   389      PMCF    Hampton Inn Fremont               $ 2,896,804  06/28/2005     120       119        259       259      5.820%
   390      PMCF    Hampton Inn Portage               $ 1,978,305  06/28/2005     120       119        259       259      5.820%
   394      PMCF    Hampton Inn Clearwater - Central  $ 8,419,734  06/28/2005     120       119        259       259      5.820%
   395      PMCF    Hampton Inn Traverse City         $ 4,654,813  06/28/2005     120       119        259       259      5.820%
   396      PMCF    Hampton Inn LaPorte               $ 2,258,953  06/28/2005     120       119        259       259      5.820%
   399      PMCF    Baymont Traverse City             $ 5,026,516  06/28/2005     120       119        259       259      5.820%
   400      PMCF    Hampton Inn Valparaiso            $ 4,874,197  06/28/2005     120       119        259       259      5.820%
   401      PMCF    Hampton Inn Kalamazoo             $ 4,798,038  06/28/2005     120       119        259       259      5.820%
   408      PMCF    HK Tower                          $13,486,155  06/16/2005     120       119        360       359      5.150%
   414      PMCF    Mediterranean Inn                 $13,232,351  06/30/2005     120       119        300       299      5.780%
   441      PMCF    Snow Creek Crossing               $ 6,993,126  06/17/2005     120       119        360       359      5.330%
   450      PMCF    Attic IV Self Storage             $ 3,318,750  07/07/2005     120       120        300       300      5.650%
   451      PMCF    Attic V Self Storage              $ 3,000,000  07/07/2005     120       120        300       300      5.650%
   462      PMCF    12569 Van Nuys Blvd.              $ 5,344,434  06/30/2005     120       119        360       359      5.090%
   463      PMCF    Conquistador Office Park          $ 5,290,000  07/14/2005     120       120        360       360      5.300%

           MONTHLY   MONTHLY                       PREPAYMENT CODE                           TRUSTEE     PAR       EXCESS
MORTGAGE   PAYMENT   PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.    (P&I)     (IO)    SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE      FEE RATE
--------  --------  --------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

   171    $299,130       NAP      3      28   49                         7       2.175        0.125      0.05       0.00
   177         NAP  $159,688      3      23                    35        2       2.175        0.125      0.05       0.00
   375    $109,822       NAP      1      26   90                         4       7.175        0.125      0.05       0.00
   383    $ 93,709  $ 75,798      2      27   91                         2       7.175        0.125      0.05       0.00
   387    $ 45,569  $ 33,006      1      26   90                         4       9.175        0.125      0.05       0.00
   388    $ 29,740  $ 21,541      1      26   90                         4       9.175        0.125      0.05       0.00
   389    $ 19,667  $ 14,245      1      26   90                         4       9.175        0.125      0.05       0.00
   390    $ 13,431  $  9,728      1      26   90                         4       9.175        0.125      0.05       0.00
   394    $ 57,162  $ 41,403      1      26   90                         4       9.175        0.125      0.05       0.00
   395    $ 31,602  $ 22,889      1      26   90                         4       9.175        0.125      0.05       0.00
   396    $ 15,336  $ 11,108      1      26   90                         4       9.175        0.125      0.05       0.00
   399    $ 34,125  $ 24,717      1      26   90                         4       9.175        0.125      0.05       0.00
   400    $ 33,091  $ 23,968      1      26   90                         4       9.175        0.125      0.05       0.00
   401    $ 32,574  $ 23,594      1      26   90                         4       9.175        0.125      0.05       0.00
   408    $ 73,714       NAP      1      47                    69        4       2.175        0.125      0.05       0.00
   414    $ 83,597       NAP      1      26   87                         7       7.175        0.125      0.05       0.00
   441    $ 39,002       NAP      1      26   90                         4       7.175        0.125      0.05       0.00
   450    $ 20,678       NAP      0      25                    88        7       2.175        0.125      0.05       0.00
   451    $ 18,692       NAP      0      25                    88        7       2.175        0.125      0.05       0.00
   462    $ 29,015       NAP      1      26   90                         4       2.175        0.125      0.05       0.00
   463    $ 29,376       NAP      0      25   91                         4       7.175        0.125      0.05       0.00




          MORTGAGE                                CUT-OFF               ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                   DATE                  TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                 BALANCE    NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  --------------------------  ----------  ----------  --------  ---------  --------  ---------  --------

   470      PMCF    Attic III Self Storage      $4,900,000  07/07/2005     120       120        300       300      5.650%
   471      PMCF    South Pacific Apartments    $4,795,264  06/16/2005     120       119        360       359      5.310%
   482      PMCF    Gresham Central Apartments  $4,500,000  06/17/2005     120       119        360       360      5.260%
   491      PMCF    Colonial Apartments         $3,889,203  04/27/2005     120       117        360       357      5.840%
   494      PMCF    Attic IX Self Storage       $3,768,750  07/07/2005     120       120        300       300      5.650%
   525      PMCF    Attic I Self Storage        $2,875,000  07/07/2005     120       120        300       300      5.650%
   529      PMCF    Attic VI Self Storage       $2,575,000  07/07/2005     120       120        300       300      5.650%
   532      PMCF    Attic II Self Storage       $2,287,500  07/07/2005     120       120        300       300      5.650%
   542      PMCF    Attic VIII Self Storage     $1,837,500  07/07/2005     120       120        300       300      5.650%

          MONTHLY  MONTHLY                       PREPAYMENT CODE                           TRUSTEE     PAR       EXCESS
MORTGAGE  PAYMENT  PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.   (P&I)     (IO)   SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE      FEE RATE
--------  -------  -------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

   470    $30,531      NAP      0      25                    88        7       2.175        0.125      0.05       0.00
   471    $26,684      NAP      1      26   90                         4       2.175        0.125      0.05       0.00
   482    $24,877  $19,999      1      26   90                         4       7.175        0.125      0.05       0.00
   491    $22,983      NAP      3      28   88                         4       2.175        0.125      0.05       0.00
   494    $23,482      NAP      0      25                    88        7       2.175        0.125      0.05       0.00
   525    $17,913      NAP      0      25                    88        7       2.175        0.125      0.05       0.00
   529    $16,044      NAP      0      25                    88        7       2.175        0.125      0.05       0.00
   532    $14,253      NAP      0      25                    88        7       2.175        0.125      0.05       0.00
   542    $11,449      NAP      0      25                    88        7       2.175        0.125      0.05       0.00


                                  SCHEDULE III

                               WELLS LOAN SCHEDULE

MSCI 2005-HQ6
LOAN SCHEDULE



          MORTGAGE                                       CUT-OFF                ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                           DATE                  TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                        BALANCE     NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  ---------------------------------  -----------  ----------  --------  ---------  --------  ---------  --------

   170       WFB    Tanasbourne Town Center            $58,000,000  07/11/2005      60        60         IO        IO      5.295%
   173       WFB    Arrowhead Crossing                 $47,580,000  07/11/2005      60        60         IO        IO      5.295%
   175       WFB    Boca Park Phase I                  $40,750,000  07/06/2005     120       120        360       360      5.225%
   176       WFB    Eagan Promenade                    $36,100,000  07/11/2005      60        60         IO        IO      5.295%
   178       WFB    Maple Grove                        $29,400,000  07/11/2005      60        60         IO        IO      5.295%
   182       WFB    FRIS Chkn, LLC A-Note - CFC-00286  $   129,703  04/12/2005     120       117        300       297      6.190%
   183       WFB    FRIS Chkn, LLC A-Note - CFC-00300  $   129,703  04/12/2005     120       117        300       297      6.190%
   184       WFB    FRIS Chkn, LLC A-Note - CFC-00301  $   129,703  04/12/2005     120       117        300       297      6.190%
   185       WFB    FRIS Chkn, LLC A-Note - CFC-00309  $   129,703  04/12/2005     120       117        300       297      6.190%
   186       WFB    FRIS Chkn, LLC A-Note - CFC-00342  $   129,703  04/12/2005     120       117        300       297      6.190%
   187       WFB    FRIS Chkn, LLC A-Note - CFC-00347  $   129,703  04/12/2005     120       117        300       297      6.190%
   188       WFB    FRIS Chkn, LLC A-Note - CFC-00349  $   129,703  04/12/2005     120       117        300       297      6.190%
   189       WFB    FRIS Chkn, LLC A-Note - CFC-00350  $   129,703  04/12/2005     120       117        300       297      6.190%
   190       WFB    FRIS Chkn, LLC A-Note - CFC-00365  $   129,703  04/12/2005     120       117        300       297      6.190%
   191       WFB    FRIS Chkn, LLC A-Note - CFC-00395  $   129,703  04/12/2005     120       117        300       297      6.190%
   192       WFB    FRIS Chkn, LLC A-Note - CFC-00401  $   129,703  04/12/2005     120       117        300       297      6.190%
   193       WFB    FRIS Chkn, LLC A-Note - CFC-00404  $   129,703  04/12/2005     120       117        300       297      6.190%
   194       WFB    FRIS Chkn, LLC A-Note - CFC-00423  $   129,703  04/12/2005     120       117        300       297      6.190%
   195       WFB    FRIS Chkn, LLC A-Note - CFC-00424  $   129,703  04/12/2005     120       117        300       297      6.190%
   196       WFB    FRIS Chkn, LLC A-Note - CFC-00428  $   129,703  04/12/2005     120       117        300       297      6.190%
   197       WFB    FRIS Chkn, LLC A-Note - CFC-00443  $   129,703  04/12/2005     120       117        300       297      6.190%
   198       WFB    FRIS Chkn, LLC A-Note - CFC-00448  $   129,703  04/12/2005     120       117        300       297      6.190%
   199       WFB    FRIS Chkn, LLC A-Note - CFC-00450  $   129,703  04/12/2005     120       117        300       297      6.190%
   200       WFB    FRIS Chkn, LLC A-Note - CFC-00455  $   129,703  04/12/2005     120       117        300       297      6.190%

           MONTHLY   MONTHLY                       PREPAYMENT CODE                           TRUSTEE     PAR       EXCESS
MORTGAGE   PAYMENT   PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.    (P&I)     (IO)    SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE      FEE RATE
--------  --------  --------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

   170         NAP  $259,480      0      24                    32        4        3.175       0.125      0.05       1.00
   173         NAP  $212,863      0      24                    32        4        3.175       0.125      0.05       1.00
   175    $224,392  $179,897      0      24   92                         4        3.175       0.125      0.05       1.00
   176         NAP  $161,504      0      24                    32        4        3.175       0.125      0.05       1.00
   178         NAP  $131,529      0      24                    32        4        3.175       0.125      0.05       1.00
   182    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   183    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   184    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   185    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   186    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   187    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   188    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   189    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   190    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   191    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   192    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   193    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   194    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   195    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   196    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   197    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   198    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   199    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00
   200    $    854       NAP      3      36   80                         4       20.175       0.125      0.05      18.00




          MORTGAGE                                       CUT-OFF                ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                           DATE                  TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                        BALANCE     NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  ---------------------------------  -----------  ----------  --------  ---------  --------  ---------  --------

   201       WFB    FRIS Chkn, LLC A-Note - CFC-00457    $129,703   04/12/2005     120       117        300       297      6.190%
   202       WFB    FRIS Chkn, LLC A-Note - CFC-00468    $129,703   04/12/2005     120       117        300       297      6.190%
   203       WFB    FRIS Chkn, LLC A-Note - CFC-00470    $129,703   04/12/2005     120       117        300       297      6.190%
   204       WFB    FRIS Chkn, LLC A-Note - CFC-00481    $129,703   04/12/2005     120       117        300       297      6.190%
   205       WFB    FRIS Chkn, LLC A-Note - CFC-00496    $129,703   04/12/2005     120       117        300       297      6.190%
   206       WFB    FRIS Chkn, LLC A-Note - CFC-00518    $129,703   04/12/2005     120       117        300       297      6.190%
   207       WFB    FRIS Chkn, LLC A-Note - CFC-00556    $129,703   04/12/2005     120       117        300       297      6.190%
   208       WFB    FRIS Chkn, LLC A-Note - CFC-00557    $129,703   04/12/2005     120       117        300       297      6.190%
   209       WFB    FRIS Chkn, LLC A-Note - CFC-00564    $129,703   04/12/2005     120       117        300       297      6.190%
   210       WFB    FRIS Chkn, LLC A-Note - CFC-00565    $129,703   04/12/2005     120       117        300       297      6.190%
   211       WFB    FRIS Chkn, LLC A-Note - CFC-00568    $129,703   04/12/2005     120       117        300       297      6.190%
   212       WFB    FRIS Chkn, LLC A-Note - CFC-00574    $129,703   04/12/2005     120       117        300       297      6.190%
   213       WFB    FRIS Chkn, LLC A-Note - CFC-00579    $129,703   04/12/2005     120       117        300       297      6.190%
   214       WFB    FRIS Chkn, LLC A-Note - CFC-00590    $129,703   04/12/2005     120       117        300       297      6.190%
   215       WFB    FRIS Chkn, LLC A-Note - CFC-00595    $129,703   04/12/2005     120       117        300       297      6.190%
   216       WFB    FRIS Chkn, LLC A-Note - CFC-00599    $129,703   04/12/2005     120       117        300       297      6.190%
   217       WFB    FRIS Chkn, LLC A-Note - CFC-00619    $129,703   04/12/2005     120       117        300       297      6.190%
   218       WFB    FRIS Chkn, LLC A-Note - CFC-00655    $129,703   04/12/2005     120       117        300       297      6.190%
   219       WFB    FRIS Chkn, LLC A-Note - CFC-00670    $129,703   04/12/2005     120       117        300       297      6.190%
   220       WFB    FRIS Chkn, LLC A-Note - CFC-00675    $129,703   04/12/2005     120       117        300       297      6.190%
   221       WFB    FRIS Chkn, LLC A-Note - CFC-00679    $129,703   04/12/2005     120       117        300       297      6.190%
   222       WFB    FRIS Chkn, LLC A-Note - CFC-00681    $129,703   04/12/2005     120       117        300       297      6.190%
   223       WFB    FRIS Chkn, LLC A-Note - CFC-00686    $129,703   04/12/2005     120       117        300       297      6.190%
   224       WFB    FRIS Chkn, LLC A-Note - CFC-00688    $129,703   04/12/2005     120       117        300       297      6.190%
   225       WFB    FRIS Chkn, LLC A-Note - CFC-00694    $129,703   04/12/2005     120       117        300       297      6.190%
   226       WFB    FRIS Chkn, LLC A-Note - CFC-00696    $129,703   04/12/2005     120       117        300       297      6.190%
   227       WFB    FRIS Chkn, LLC A-Note - CFC-00700    $129,703   04/12/2005     120       117        300       297      6.190%
   228       WFB    FRIS Chkn, LLC A-Note - CFC-00707    $129,703   04/12/2005     120       117        300       297      6.190%
   229       WFB    FRIS Chkn, LLC A-Note - CFC-00708    $129,703   04/12/2005     120       117        300       297      6.190%

           MONTHLY   MONTHLY                       PREPAYMENT CODE                           TRUSTEE     PAR       EXCESS
MORTGAGE   PAYMENT   PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.    (P&I)     (IO)    SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE      FEE RATE
--------  --------  --------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

   201      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   202      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   203      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   204      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   205      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   206      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   207      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   208      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   209      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   210      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   211      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   212      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   213      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   214      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   215      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   216      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   217      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   218      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   219      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   220      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   221      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   222      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   223      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   224      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   225      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   226      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   227      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   228      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   229      $854       NAP        3      36   80                         4       20.175       0.125      0.05      18.00




          MORTGAGE                                      CUT-OFF              ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                          DATE                TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                       BALANCE   NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  ---------------------------------  --------  ----------  --------  ---------  --------  ---------  --------

   230       WFB    FRIS Chkn, LLC A-Note - CFC-00709  $129,703  04/12/2005     120        117       300       297      6.190%
   231       WFB    FRIS Chkn, LLC A-Note - CFC-00713  $129,703  04/12/2005     120        117       300       297      6.190%
   232       WFB    FRIS Chkn, LLC A-Note - CFC-00725  $129,703  04/12/2005     120        117       300       297      6.190%
   233       WFB    FRIS Chkn, LLC A-Note - CFC-00727  $129,703  04/12/2005     120        117       300       297      6.190%
   234       WFB    FRIS Chkn, LLC A-Note - CFC-00732  $129,703  04/12/2005     120        117       300       297      6.190%
   235       WFB    FRIS Chkn, LLC A-Note - CFC-00751  $129,703  04/12/2005     120        117       300       297      6.190%
   236       WFB    FRIS Chkn, LLC A-Note - CFC-00762  $129,703  04/12/2005     120        117       300       297      6.190%
   237       WFB    FRIS Chkn, LLC A-Note - CFC-00765  $129,703  04/12/2005     120        117       300       297      6.190%
   238       WFB    FRIS Chkn, LLC A-Note - CFC-00767  $129,703  04/12/2005     120        117       300       297      6.190%
   239       WFB    FRIS Chkn, LLC A-Note - CFC-00771  $129,703  04/12/2005     120        117       300       297      6.190%
   240       WFB    FRIS Chkn, LLC A-Note - CFC-00775  $129,703  04/12/2005     120        117       300       297      6.190%
   241       WFB    FRIS Chkn, LLC A-Note - CFC-00778  $129,703  04/12/2005     120        117       300       297      6.190%
   242       WFB    FRIS Chkn, LLC A-Note - CFC-00794  $129,703  04/12/2005     120        117       300       297      6.190%
   243       WFB    FRIS Chkn, LLC A-Note - CFC-00795  $129,703  04/12/2005     120        117       300       297      6.190%
   244       WFB    FRIS Chkn, LLC A-Note - CFC-00796  $129,703  04/12/2005     120        117       300       297      6.190%
   245       WFB    FRIS Chkn, LLC A-Note - CFC-00803  $129,703  04/12/2005     120        117       300       297      6.190%
   246       WFB    FRIS Chkn, LLC A-Note - CFC-00808  $129,703  04/12/2005     120        117       300       297      6.190%
   247       WFB    FRIS Chkn, LLC A-Note - CFC-00818  $129,703  04/12/2005     120        117       300       297      6.190%
   248       WFB    FRIS Chkn, LLC A-Note - CFC-00819  $129,703  04/12/2005     120        117       300       297      6.190%
   249       WFB    FRIS Chkn, LLC A-Note - CFC-00824  $129,703  04/12/2005     120        117       300       297      6.190%
   250       WFB    FRIS Chkn, LLC A-Note - CFC-00826  $129,703  04/12/2005     120        117       300       297      6.190%
   251       WFB    FRIS Chkn, LLC A-Note - CFC-00827  $129,703  04/12/2005     120        117       300       297      6.190%
   252       WFB    FRIS Chkn, LLC A-Note - CFC-00841  $129,703  04/12/2005     120        117       300       297      6.190%
   253       WFB    FRIS Chkn, LLC A-Note - CFC-00871  $129,703  04/12/2005     120        117       300       297      6.190%
   254       WFB    FRIS Chkn, LLC A-Note - CFC-00899  $129,703  04/12/2005     120        117       300       297      6.190%
   255       WFB    FRIS Chkn, LLC A-Note - CFC-00908  $129,703  04/12/2005     120        117       300       297      6.190%
   256       WFB    FRIS Chkn, LLC A-Note - CFC-00911  $129,703  04/12/2005     120        117       300       297      6.190%
   257       WFB    FRIS Chkn, LLC A-Note - CFC-00915  $129,703  04/12/2005     120        117       300       297      6.190%
   258       WFB    FRIS Chkn, LLC A-Note - CFC-00916  $129,703  04/12/2005     120        117       300       297      6.190%

          MONTHLY  MONTHLY                       PREPAYMENT CODE                           TRUSTEE     PAR       EXCESS
MORTGAGE  PAYMENT  PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.   (P&I)     (IO)   SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE      FEE RATE
--------  -------  -------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

   230      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   231      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   232      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   233      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   234      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   235      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   236      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   237      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   238      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   239      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   240      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   241      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   242      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   243      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   244      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   245      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   246      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   247      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   248      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   249      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   250      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   251      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   252      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   253      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   254      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   255      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   256      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   257      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   258      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00




          MORTGAGE                                      CUT-OFF              ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                          DATE                TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                       BALANCE   NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  ---------------------------------  --------  ----------  --------  ---------  --------  ---------  --------

   259       WFB    FRIS Chkn, LLC A-Note - CFC-00919  $129,703  04/12/2005     120        117       300       297      6.190%
   260       WFB    FRIS Chkn, LLC A-Note - CFC-00931  $129,703  04/12/2005     120        117       300       297      6.190%
   261       WFB    FRIS Chkn, LLC A-Note - CFC-00939  $129,703  04/12/2005     120        117       300       297      6.190%
   262       WFB    FRIS Chkn, LLC A-Note - CFC-00996  $129,703  04/12/2005     120        117       300       297      6.190%
   263       WFB    FRIS Chkn, LLC A-Note - CFC-01009  $129,703  04/12/2005     120        117       300       297      6.190%
   264       WFB    FRIS Chkn, LLC A-Note - CFC-01020  $129,703  04/12/2005     120        117       300       297      6.190%
   265       WFB    FRIS Chkn, LLC A-Note - CFC-01023  $129,703  04/12/2005     120        117       300       297      6.190%
   266       WFB    FRIS Chkn, LLC A-Note - CFC-01035  $129,703  04/12/2005     120        117       300       297      6.190%
   267       WFB    FRIS Chkn, LLC A-Note - CFC-01043  $129,703  04/12/2005     120        117       300       297      6.190%
   268       WFB    FRIS Chkn, LLC A-Note - CFC-01047  $129,703  04/12/2005     120        117       300       297      6.190%
   269       WFB    FRIS Chkn, LLC A-Note - CFC-01061  $129,703  04/12/2005     120        117       300       297      6.190%
   270       WFB    FRIS Chkn, LLC A-Note - CFC-01136  $129,703  04/12/2005     120        117       300       297      6.190%
   271       WFB    FRIS Chkn, LLC A-Note - CFC-01167  $129,703  04/12/2005     120        117       300       297      6.190%
   272       WFB    FRIS Chkn, LLC A-Note - CFC-01169  $129,703  04/12/2005     120        117       300       297      6.190%
   273       WFB    FRIS Chkn, LLC A-Note - CFC-01174  $129,703  04/12/2005     120        117       300       297      6.190%
   274       WFB    FRIS Chkn, LLC A-Note - CFC-01182  $129,703  04/12/2005     120        117       300       297      6.190%
   275       WFB    FRIS Chkn, LLC A-Note - CFC-01187  $129,703  04/12/2005     120        117       300       297      6.190%
   276       WFB    FRIS Chkn, LLC A-Note - CFC-01209  $129,703  04/12/2005     120        117       300       297      6.190%
   277       WFB    FRIS Chkn, LLC A-Note - CFC-01211  $129,703  04/12/2005     120        117       300       297      6.190%
   278       WFB    FRIS Chkn, LLC A-Note - CFC-01231  $129,703  04/12/2005     120        117       300       297      6.190%
   279       WFB    FRIS Chkn, LLC A-Note - CFC-01246  $129,703  04/12/2005     120        117       300       297      6.190%
   280       WFB    FRIS Chkn, LLC A-Note - CFC-01267  $129,703  04/12/2005     120        117       300       297      6.190%
   281       WFB    FRIS Chkn, LLC A-Note - CFC-01268  $129,703  04/12/2005     120        117       300       297      6.190%
   282       WFB    FRIS Chkn, LLC A-Note - CFC-01271  $129,703  04/12/2005     120        117       300       297      6.190%
   283       WFB    FRIS Chkn, LLC A-Note - CFC-01275  $129,703  04/12/2005     120        117       300       297      6.190%
   284       WFB    FRIS Chkn, LLC A-Note - CFC-01278  $129,703  04/12/2005     120        117       300       297      6.190%
   285       WFB    FRIS Chkn, LLC A-Note - CFC-01281  $129,703  04/12/2005     120        117       300       297      6.190%
   286       WFB    FRIS Chkn, LLC A-Note - CFC-01289  $129,703  04/12/2005     120        117       300       297      6.190%
   287       WFB    FRIS Chkn, LLC A-Note - CFC-01295  $129,703  04/12/2005     120        117       300       297      6.190%

          MONTHLY  MONTHLY                       PREPAYMENT CODE                           TRUSTEE     PAR       EXCESS
MORTGAGE  PAYMENT  PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.   (P&I)     (IO)   SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE      FEE RATE
--------  -------  -------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

   259      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   260      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   261      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   262      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   263      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   264      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   265      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   266      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   267      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   268      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   269      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   270      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   271      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   272      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   273      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   274      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   275      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   276      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   277      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   278      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   279      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   280      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   281      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   282      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   283      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   284      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   285      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   286      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   287      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00




          MORTGAGE                                      CUT-OFF              ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                         DATE                 TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                       BALANCE   NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  ---------------------------------  --------  ----------  --------  ---------  --------  ---------  --------

   288       WFB    FRIS Chkn, LLC A-Note - CFC-01296  $129,703  04/12/2005     120       117        300       297      6.190%
   289       WFB    FRIS Chkn, LLC A-Note - CFC-01303  $129,703  04/12/2005     120       117        300       297      6.190%
   290       WFB    FRIS Chkn, LLC A-Note - CFC-01305  $129,703  04/12/2005     120       117        300       297      6.190%
   291       WFB    FRIS Chkn, LLC A-Note - CFC-01319  $129,703  04/12/2005     120       117        300       297      6.190%
   292       WFB    FRIS Chkn, LLC A-Note - CFC-01329  $129,703  04/12/2005     120       117        300       297      6.190%
   293       WFB    FRIS Chkn, LLC A-Note - CFC-01331  $129,703  04/12/2005     120       117        300       297      6.190%
   294       WFB    FRIS Chkn, LLC A-Note - CFC-01342  $129,703  04/12/2005     120       117        300       297      6.190%
   295       WFB    FRIS Chkn, LLC A-Note - CFC-01349  $129,703  04/12/2005     120       117        300       297      6.190%
   296       WFB    FRIS Chkn, LLC A-Note - CFC-01352  $129,703  04/12/2005     120       117        300       297      6.190%
   297       WFB    FRIS Chkn, LLC A-Note - CFC-01362  $129,703  04/12/2005     120       117        300       297      6.190%
   298       WFB    FRIS Chkn, LLC A-Note - CFC-01363  $129,703  04/12/2005     120       117        300       297      6.190%
   299       WFB    FRIS Chkn, LLC A-Note - CFC-01384  $129,703  04/12/2005     120       117        300       297      6.190%
   300       WFB    FRIS Chkn, LLC A-Note - CFC-01386  $129,703  04/12/2005     120       117        300       297      6.190%
   301       WFB    FRIS Chkn, LLC A-Note - CFC-01391  $129,703  04/12/2005     120       117        300       297      6.190%
   302       WFB    FRIS Chkn, LLC A-Note - CFC-01394  $129,703  04/12/2005     120       117        300       297      6.190%
   303       WFB    FRIS Chkn, LLC A-Note - CFC-01401  $129,703  04/12/2005     120       117        300       297      6.190%
   304       WFB    FRIS Chkn, LLC A-Note - CFC-01423  $129,703  04/12/2005     120       117        300       297      6.190%
   305       WFB    FRIS Chkn, LLC A-Note - CFC-01427  $129,703  04/12/2005     120       117        300       297      6.190%
   306       WFB    FRIS Chkn, LLC A-Note - CFC-01435  $129,703  04/12/2005     120       117        300       297      6.190%
   307       WFB    FRIS Chkn, LLC A-Note - CFC-01442  $129,703  04/12/2005     120       117        300       297      6.190%
   308       WFB    FRIS Chkn, LLC A-Note - CFC-01463  $129,703  04/12/2005     120       117        300       297      6.190%
   309       WFB    FRIS Chkn, LLC A-Note - CFC-01501  $129,703  04/12/2005     120       117        300       297      6.190%
   310       WFB    FRIS Chkn, LLC A-Note - CFC-01536  $129,703  04/12/2005     120       117        300       297      6.190%
   311       WFB    FRIS Chkn, LLC A-Note - CFC-01562  $129,703  04/12/2005     120       117        300       297      6.190%
   312       WFB    FRIS Chkn, LLC A-Note - CFC-01564  $129,703  04/12/2005     120       117        300       297      6.190%
   313       WFB    FRIS Chkn, LLC A-Note - CFC-01570  $129,703  04/12/2005     120       117        300       297      6.190%
   314       WFB    FRIS Chkn, LLC A-Note - CFC-01615  $129,703  04/12/2005     120       117        300       297      6.190%
   315       WFB    FRIS Chkn, LLC A-Note - CFC-01619  $129,703  04/12/2005     120       117        300       297      6.190%
   316       WFB    FRIS Chkn, LLC A-Note - CFC-01671  $129,703  04/12/2005     120       117        300       297      6.190%

          MONTHLY  MONTHLY                       PREPAYMENT CODE                           TRUSTEE     PAR       EXCESS
MORTGAGE  PAYMENT  PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.   (P&I)     (IO)   SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE     FEE RATE
--------  -------  -------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

   288      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   289      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   290      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   291      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   292      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   293      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   294      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   295      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   296      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   297      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   298      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   299      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   300      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   301      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   302      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   303      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   304      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   305      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   306      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   307      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   308      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   309      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   310      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   311      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   312      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   313      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   314      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   315      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   316      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00




          MORTGAGE                                      CUT-OFF              ORIGINAL  REMAINING  ORIGINAL  REMAINING
MORTGAGE    LOAN                                         DATE                 TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE
LOAN NO.   SELLER   PROPERTY NAME                       BALANCE   NOTE DATE  MATURITY   MATURITY    TERM       TERM      RATE
--------  --------  ---------------------------------  --------  ----------  --------  ---------  --------  ---------  --------

   317       WFB    FRIS Chkn, LLC A-Note - CFC-01675  $129,703  04/12/2005     120       117        300       297      6.190%
   318       WFB    FRIS Chkn, LLC A-Note - CFC-03060  $129,703  04/12/2005     120       117        300       297      6.190%
   319       WFB    FRIS Chkn, LLC A-Note - CFC-03280  $129,703  04/12/2005     120       117        300       297      6.190%
   320       WFB    FRIS Chkn, LLC A-Note - CFC-04131  $129,703  04/12/2005     120       117        300       297      6.190%
   321       WFB    FRIS Chkn, LLC A-Note - CFC-04141  $129,703  04/12/2005     120       117        300       297      6.190%
   322       WFB    FRIS Chkn, LLC A-Note - CFC-04142  $129,703  04/12/2005     120       117        300       297      6.190%
   323       WFB    FRIS Chkn, LLC A-Note - CFC-04313  $129,703  04/12/2005     120       117        300       297      6.190%
   324       WFB    FRIS Chkn, LLC A-Note - CFC-04478  $129,703  04/12/2005     120       117        300       297      6.190%
   325       WFB    FRIS Chkn, LLC A-Note - CFC-04556  $129,703  04/12/2005     120       117        300       297      6.190%
   326       WFB    FRIS Chkn, LLC A-Note - CFC-04577  $129,703  04/12/2005     120       117        300       297      6.190%
   327       WFB    FRIS Chkn, LLC A-Note - CFC-04599  $129,703  04/12/2005     120       117        300       297      6.190%
   328       WFB    FRIS Chkn, LLC A-Note - CFC-04608  $129,703  04/12/2005     120       117        300       297      6.190%
   329       WFB    FRIS Chkn, LLC A-Note - CFC-04609  $129,703  04/12/2005     120       117        300       297      6.190%
   330       WFB    FRIS Chkn, LLC A-Note - CFC-04673  $129,703  04/12/2005     120       117        300       297      6.190%
   331       WFB    FRIS Chkn, LLC A-Note - CFC-04757  $129,703  04/12/2005     120       117        300       297      6.190%
   332       WFB    FRIS Chkn, LLC A-Note - CFC-04988  $129,703  04/12/2005     120       117        300       297      6.190%
   333       WFB    FRIS Chkn, LLC A-Note - CFC-05297  $129,703  04/12/2005     120       117        300       297      6.190%
   334       WFB    FRIS Chkn, LLC A-Note - CFC-05338  $129,703  04/12/2005     120       117        300       297      6.190%
   335       WFB    FRIS Chkn, LLC A-Note - CFC-05342  $129,703  04/12/2005     120       117        300       297      6.190%
   336       WFB    FRIS Chkn, LLC A-Note - CFC-05566  $129,703  04/12/2005     120       117        300       297      6.190%
   337       WFB    FRIS Chkn, LLC A-Note - CFC-05889  $129,703  04/12/2005     120       117        300       297      6.190%
   338       WFB    FRIS Chkn, LLC A-Note - CFC-07384  $129,703  04/12/2005     120       117        300       297      6.190%
   339       WFB    FRIS Chkn, LLC A-Note - CFC-08560  $129,703  04/12/2005     120       117        300       297      6.190%
   340       WFB    FRIS Chkn, LLC A-Note - CFC-08769  $129,703  04/12/2005     120       117        300       297      6.190%
   341       WFB    FRIS Chkn, LLC A-Note - CFC-00003  $129,703  04/12/2005     120       117        300       297      6.190%
   342       WFB    FRIS Chkn, LLC A-Note - CFC-00008  $129,703  04/12/2005     120       117        300       297      6.190%
   343       WFB    FRIS Chkn, LLC A-Note - CFC-00022  $129,703  04/12/2005     120       117        300       297      6.190%
   344       WFB    FRIS Chkn, LLC A-Note - CFC-00024  $129,703  04/12/2005     120       117        300       297      6.190%
   345       WFB    FRIS Chkn, LLC A-Note - CFC-00025  $129,703  04/12/2005     120       117        300       297      6.190%

          MONTHLY  MONTHLY                       PREPAYMENT CODE                           TRUSTEE     PAR       EXCESS
MORTGAGE  PAYMENT  PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.   (P&I)     (IO)   SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE     FEE RATE
--------  -------  -------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

   317      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   318      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   319      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   320      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   321      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   322      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   323      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   324      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   325      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   326      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   327      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   328      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   329      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   330      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   331      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   332      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   333      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   334      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   335      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   336      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   337      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   338      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   339      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   340      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   341      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   342      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   343      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   344      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00
   345      $854     NAP        3      36   80                         4       20.175       0.125      0.05      18.00




          MORTGAGE                                             CUT-OFF                ORIGINAL  REMAINING
MORTGAGE    LOAN                                                 DATE                  TERM TO   TERM TO
LOAN NO.   SELLER   PROPERTY NAME                              BALANCE     NOTE DATE  MATURITY   MATURITY
--------  --------  ---------------------------------------  -----------  ----------  --------  ---------

   346       WFB    FRIS Chkn, LLC A-Note - CFC-00031        $   129,703  04/12/2005     120       117
   347       WFB    FRIS Chkn, LLC A-Note - CFC-00034        $   129,703  04/12/2005     120       117
   348       WFB    FRIS Chkn, LLC A-Note - CFC-00048        $   129,703  04/12/2005     120       117
   349       WFB    FRIS Chkn, LLC A-Note - CFC-00055        $   129,703  04/12/2005     120       117
   350       WFB    FRIS Chkn, LLC A-Note - CFC-00056        $   129,703  04/12/2005     120       117
   351       WFB    FRIS Chkn, LLC A-Note - CFC-00057        $   129,703  04/12/2005     120       117
   352       WFB    FRIS Chkn, LLC A-Note - CFC-00068        $   129,703  04/12/2005     120       117
   353       WFB    FRIS Chkn, LLC A-Note - CFC-00073        $   129,703  04/12/2005     120       117
   354       WFB    FRIS Chkn, LLC A-Note - CFC-00080        $   129,703  04/12/2005     120       117
   355       WFB    FRIS Chkn, LLC A-Note - CFC-00087        $   129,703  04/12/2005     120       117
   356       WFB    FRIS Chkn, LLC A-Note - CFC-00127        $   129,703  04/12/2005     120       117
   357       WFB    FRIS Chkn, LLC A-Note - CFC-00129        $   129,703  04/12/2005     120       117
   358       WFB    FRIS Chkn, LLC A-Note - CFC-00131        $   129,703  04/12/2005     120       117
   359       WFB    FRIS Chkn, LLC A-Note - CFC-00136        $   129,703  04/12/2005     120       117
   360       WFB    FRIS Chkn, LLC A-Note - CFC-00142        $   129,703  04/12/2005     120       117
   361       WFB    FRIS Chkn, LLC A-Note - CFC-00145        $   129,703  04/12/2005     120       117
   362       WFB    FRIS Chkn, LLC A-Note - CFC-00168        $   129,703  04/12/2005     120       117
   363       WFB    FRIS Chkn, LLC A-Note - CFC-00173        $   129,703  04/12/2005     120       117
   364       WFB    FRIS Chkn, LLC A-Note - CFC-00190        $   129,703  04/12/2005     120       117
   365       WFB    FRIS Chkn, LLC A-Note - CFC-00193        $   129,703  04/12/2005     120       117
   366       WFB    FRIS Chkn, LLC A-Note - CFC-00196        $   129,703  04/12/2005     120       117
   367       WFB    FRIS Chkn, LLC A-Note - CFC-00197        $   129,703  04/12/2005     120       117
   368       WFB    FRIS Chkn, LLC A-Note - CFC-00199        $   129,703  04/12/2005     120       117
   369       WFB    FRIS Chkn, LLC A-Note - CFC-00217        $   129,703  04/12/2005     120       117
   370       WFB    FRIS Chkn, LLC A-Note - CFC-00236        $   129,703  04/12/2005     120       117
   371       WFB    FRIS Chkn, LLC A-Note - CFC-00239        $   129,703  04/12/2005     120       117
   372       WFB    FRIS Chkn, LLC A-Note - CFC-00254        $   129,703  04/12/2005     120       117
   373       WFB    FRIS Chkn, LLC A-Note - CFC-00283        $   129,703  04/12/2005     120       117
   377       WFB    Naperville Plaza Shopping Center         $17,962,616  06/01/2005     120       118

          ORIGINAL  REMAINING             MONTHLY  MONTHLY                       PREPAYMENT CODE
MORTGAGE   AMORT.     AMORT.   MORTGAGE   PAYMENT  PAYMENT             ----------------------------------
LOAN NO.    TERM       TERM      RATE      (P&I)     (IO)   SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN
--------  --------  ---------  --------  --------  -------  ---------  --  ---  ----------  ---  --  ----

   346       300       297      6.190%   $    854    NAP        3      36   80                         4
   347       300       297      6.190%   $    854    NAP        3      36   80                         4
   348       300       297      6.190%   $    854    NAP        3      36   80                         4
   349       300       297      6.190%   $    854    NAP        3      36   80                         4
   350       300       297      6.190%   $    854    NAP        3      36   80                         4
   351       300       297      6.190%   $    854    NAP        3      36   80                         4
   352       300       297      6.190%   $    854    NAP        3      36   80                         4
   353       300       297      6.190%   $    854    NAP        3      36   80                         4
   354       300       297      6.190%   $    854    NAP        3      36   80                         4
   355       300       297      6.190%   $    854    NAP        3      36   80                         4
   356       300       297      6.190%   $    854    NAP        3      36   80                         4
   357       300       297      6.190%   $    854    NAP        3      36   80                         4
   358       300       297      6.190%   $    854    NAP        3      36   80                         4
   359       300       297      6.190%   $    854    NAP        3      36   80                         4
   360       300       297      6.190%   $    854    NAP        3      36   80                         4
   361       300       297      6.190%   $    854    NAP        3      36   80                         4
   362       300       297      6.190%   $    854    NAP        3      36   80                         4
   363       300       297      6.190%   $    854    NAP        3      36   80                         4
   364       300       297      6.190%   $    854    NAP        3      36   80                         4
   365       300       297      6.190%   $    854    NAP        3      36   80                         4
   366       300       297      6.190%   $    854    NAP        3      36   80                         4
   367       300       297      6.190%   $    854    NAP        3      36   80                         4
   368       300       297      6.190%   $    854    NAP        3      36   80                         4
   369       300       297      6.190%   $    854    NAP        3      36   80                         4
   370       300       297      6.190%   $    854    NAP        3      36   80                         4
   371       300       297      6.190%   $    854    NAP        3      36   80                         4
   372       300       297      6.190%   $    854    NAP        3      36   80                         4
   373       300       297      6.190%   $    854    NAP        3      36   80                         4
   377       360       358      5.420%   $101,300    NAP        2      26   87                         7

                          TRUSTEE     PAR       EXCESS
MORTGAGE  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.     COST RATE      RATE      FEE      FEE RATE
--------  --------------  -------  ---------  ---------

   346        20.175       0.125      0.05      18.00
   347        20.175       0.125      0.05      18.00
   348        20.175       0.125      0.05      18.00
   349        20.175       0.125      0.05      18.00
   350        20.175       0.125      0.05      18.00
   351        20.175       0.125      0.05      18.00
   352        20.175       0.125      0.05      18.00
   353        20.175       0.125      0.05      18.00
   354        20.175       0.125      0.05      18.00
   355        20.175       0.125      0.05      18.00
   356        20.175       0.125      0.05      18.00
   357        20.175       0.125      0.05      18.00
   358        20.175       0.125      0.05      18.00
   359        20.175       0.125      0.05      18.00
   360        20.175       0.125      0.05      18.00
   361        20.175       0.125      0.05      18.00
   362        20.175       0.125      0.05      18.00
   363        20.175       0.125      0.05      18.00
   364        20.175       0.125      0.05      18.00
   365        20.175       0.125      0.05      18.00
   366        20.175       0.125      0.05      18.00
   367        20.175       0.125      0.05      18.00
   368        20.175       0.125      0.05      18.00
   369        20.175       0.125      0.05      18.00
   370        20.175       0.125      0.05      18.00
   371        20.175       0.125      0.05      18.00
   372        20.175       0.125      0.05      18.00
   373        20.175       0.125      0.05      18.00
   377         3.175       0.125      0.05       1.00




          MORTGAGE                                             CUT-OFF                ORIGINAL  REMAINING
MORTGAGE    LOAN                                                 DATE                  TERM TO   TERM TO
LOAN NO.   SELLER   PROPERTY NAME                              BALANCE     NOTE DATE  MATURITY   MATURITY
--------  --------  ---------------------------------------  -----------  ----------  --------  ---------

   410       WFB    Zilber Office Portfolio - Tower          $ 4,190,381  06/03/2005     120       119
                    Executive Office Building
   411       WFB    Zilber Office Portfolio - Criticare      $ 3,566,813  06/03/2005     120       119
   412       WFB    Zilber Office Portfolio - Park Plaza     $ 3,541,870  06/03/2005     120       119
   413       WFB    Zilber Office Portfolio - Mayfair        $ 2,170,019  06/03/2005     120       119
                    Corporate Center
   417       WFB    TownCentre Commons                       $11,711,334  04/15/2005     120       117
   426       WFB    Basin Street Town Center                 $ 9,740,332  06/29/2005     120       119
   431       WFB    San Leandro Center                       $ 9,020,723  03/04/2005     120       116
   445       WFB    Best Western Hotel JTB/Southpoint        $ 6,841,262  05/12/2005     120       118
   448       WFB    TownCentre Office and Executive Suites   $ 6,479,072  04/15/2005     120       117
   452       WFB    Tinley Crossings Corporate Center        $ 6,275,000  09/20/2004     120       110
   453       WFB    Harbor Business Center                   $ 6,038,173  05/10/2005     120       118
   456       WFB    ACCO Airport Center                      $ 5,700,000  01/19/2005     120       115
   458       WFB    Scolari's - Robb Drive                   $ 5,683,814  04/06/2005     120       117
   460       WFB    TownCentre Plaza                         $ 5,581,970  04/11/2005     120       117
   464       WFB    Rocklin Properties - Rocklin Industrial  $ 2,730,354  05/04/2005      60        58
   465       WFB    Rocklin Properties - Rocklin Retail      $ 2,519,646  05/04/2005      60        58
   496       WFB    1950 Addison Street Office               $ 3,692,381  05/12/2005     120       118
   500       WFB    The Shoppes at Athenry                   $ 3,604,257  04/21/2005     120       117
   504       WFB    Redding T.J. Maxx                        $ 3,446,587  06/08/2005     120       119
   505       WFB    Redding Bed Bath and Beyond              $ 3,421,612  06/08/2005     120       119
   508       WFB    Dollar General S. Texas Portfolio (Pool  $   519,291  06/15/2005     120       119
                    8) - Coldspring
   509       WFB    Dollar General S. Texas Portfolio (Pool  $   494,325  06/15/2005     120       119
                    8) - Texas City Magnolia
   510       WFB    Dollar General S. Texas Portfolio (Pool  $   494,325  06/15/2005     120       119
                    8) - Dollar General Texas City
   511       WFB    Dollar General S. Texas Portfolio (Pool  $   439,400  06/15/2005     120       119
                    8) - Beaumont
   512       WFB    Dollar General S. Texas Portfolio (Pool  $   439,400  06/15/2005     120       119
                    8) - Brownsville
   513       WFB    Dollar General S. Texas Portfolio (Pool  $   439,400  06/15/2005     120       119
                    8) - Mission

          ORIGINAL  REMAINING             MONTHLY  MONTHLY                       PREPAYMENT CODE
MORTGAGE   AMORT.     AMORT.   MORTGAGE   PAYMENT  PAYMENT             ----------------------------------
LOAN NO.    TERM       TERM      RATE      (P&I)     (IO)   SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN
--------  --------  ---------  --------  --------  -------  ---------  --  ---  ----------  ---  --  ----

   410       240       239      5.520%    $28,939      NAP       1     35                    81        4

   411       240       239      5.520%    $24,632      NAP       1     35                    81        4
   412       240       239      5.520%    $24,460      NAP       1     35                    81        4
   413       240       239      5.520%    $14,986      NAP       1     35                    81        4

   417       360       357      5.070%    $63,580      NAP       3     35   83                         2
   426       360       359      5.290%    $54,082      NAP       1     35   83                         2
   431       360       356      5.240%    $49,974      NAP       4     35   83                         2
   445       300       298      5.990%    $44,157      NAP       2     35   83                         2
   448       360       357      5.170%    $35,572      NAP       3     35   83                         2
   452       360       360      5.430%    $35,354  $28,789      10     35   81                         4
   453       360       358      5.700%    $35,114      NAP       2     35   81                         4
   456       360       360      5.430%    $32,114  $26,151       5     35   81                         4
   458       360       357      5.730%    $33,191      NAP       3     35                    81        4
   460       360       357      5.170%    $30,647      NAP       3     35   83                         2
   464       360       360      5.560%    $15,606  $12,826       2     26           30                 4
   465       360       360      5.560%    $14,401  $11,837       2     26           30                 4
   496       360       358      5.460%    $20,915      NAP       2     35   80                         5
   500       360       357      5.530%    $20,594      NAP       3     35   81                         4
   504       360       359      5.300%    $19,158      NAP       1     35           81                 4
   505       360       359      5.300%    $19,019      NAP       1     35           81                 4
   508       300       299      5.660%    $ 3,243      NAP       1     35   81                         4

   509       300       299      5.660%    $ 3,087      NAP       1     35   81                         4

   510       300       299      5.660%    $ 3,087      NAP       1     35   81                         4

   511       300       299      5.660%    $ 2,744      NAP       1     35   81                         4

   512       300       299      5.660%    $ 2,744      NAP       1     35   81                         4

   513       300       299      5.660%    $ 2,744      NAP       1     35   81                         4

                          TRUSTEE     PAR       EXCESS
MORTGAGE  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.     COST RATE      RATE      FEE      FEE RATE
--------  --------------  -------  ---------  ---------

   410         3.175       0.125      0.05       1.00

   411         3.175       0.125      0.05       1.00
   412         3.175       0.125      0.05       1.00
   413         3.175       0.125      0.05       1.00

   417         8.175       0.125      0.05       1.00
   426         8.175       0.125      0.05       1.00
   431         3.175       0.125      0.05       1.00
   445         3.175       0.125      0.05       1.00
   448         8.175       0.125      0.05       1.00
   452         3.175       0.125      0.05       1.00
   453         3.175       0.125      0.05       1.00
   456         3.175       0.125      0.05       1.00
   458         3.175       0.125      0.05       1.00
   460         8.175       0.125      0.05       1.00
   464         3.175       0.125      0.05       1.00
   465         3.175       0.125      0.05       1.00
   496         3.175       0.125      0.05       1.00
   500         3.175       0.125      0.05       1.00
   504         5.175       0.125      0.05       3.00
   505         5.175       0.125      0.05       3.00
   508        10.175       0.125      0.05       8.00

   509        10.175       0.125      0.05       8.00

   510        10.175       0.125      0.05       8.00

   511        10.175       0.125      0.05       8.00

   512        10.175       0.125      0.05       8.00

   513        10.175       0.125      0.05       8.00




          MORTGAGE                               CUT-OFF               ORIGINAL  REMAINING  ORIGINAL  REMAINING            MONTHLY
MORTGAGE    LOAN                                  DATE                  TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE  PAYMENT
LOAN NO.   SELLER   PROPERTY NAME                BALANCE   NOTE DATE   MATURITY   MATURITY    TERM      TERM       RATE     (P&I)
--------  --------  -------------------------  ----------  ----------  --------  ---------  --------  ---------  --------  -------

   514       WFB    Dollar General S. Texas    $  434,407  06/15/2005     120       119        300       299      5.660%   $ 2,713
                    Portfolio (Pool 8) -
                    Dollar General Los
                    Fresnos
   515       WFB    Time Square East Ph 1      $3,097,209  06/24/2005     120       119        360       359      5.680%   $17,953
   516       WFB    Rogers Retail Center       $3,090,932  04/26/2005     120       117        360       357      5.600%   $17,796
   519       WFB    Redding Michaels           $2,997,033  06/08/2005     120       119        360       359      5.300%   $16,659
   522       WFB    Tamarus Village            $2,978,146  11/30/2004     120       113        360       353      5.620%   $17,260
                    Apartments
   523       WFB    Hamilton Exhibits          $2,940,078  08/02/2004     120       109        264       253      6.000%   $20,492
   528       WFB    Redding Pier 1 Imports     $2,597,428  06/08/2005     120       119        360       359      5.300%   $14,438
   531       WFB    Wakeman/Aloe Industrial    $2,408,226  05/20/2005     120       118        360       358      5.645%   $13,921
   533       WFB    Oakmead Industrial         $2,247,949  06/08/2005     120       119        360       359      5.630%   $12,959
                    Building
   539       WFB    Rancho Dominguez           $1,923,280  06/05/2005     120       119        360       359      5.710%   $11,185
                    Industrial
   541       WFB    Sun Commercial Center      $1,876,285  04/27/2005     120       118        360       358      5.650%   $10,852
   545       WFB    Rapids Plaza Shopping      $1,756,198  05/24/2005     120       118        300       298      6.000%   $11,346
                    Center

          MONTHLY                      PREPAYMENT CODE                            TRUSTEE     PAR       EXCESS
MORTGAGE  PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.   (IO)    SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE      FEE RATE
--------  -------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

   514      NAP         1     35   81                         4       10.175       0.125      0.05       8.00

   515      NAP         1     35   83                         2        3.175       0.125      0.05       1.00
   516      NAP         3     35   81                         4        3.175       0.125      0.05       1.00
   519      NAP         1     35           81                 4        5.175       0.125      0.05       3.00
   522      NAP         7     35           81                 4        5.175       0.125      0.05       3.00

   523      NAP        11     35   81                         4        3.175       0.125      0.05       1.00
   528      NAP         1     35           81                 4        5.175       0.125      0.05       3.00
   531      NAP         2     35   81                         4        3.175       0.125      0.05       1.00
   533      NAP         1     35   81                         4        3.175       0.125      0.05       1.00

   539      NAP         1     35   81                         4        3.175       0.125      0.05       1.00

   541      NAP         2     35           81                 4       10.175       0.125      0.05       3.00
   545      NAP         2     35   81                         4        7.175       0.125      0.05       5.00



                                   SCHEDULE IV
                             SUNTRUST LOAN SCHEDULE

MSCI 2005-HQ6
LOAN SCHEDULE



          MORTGAGE                               CUT-OFF                ORIGINAL  REMAINING  ORIGINAL  REMAINING             MONTHLY
MORTGAGE    LOAN                                  DATE                   TERM TO   TERM TO    AMORT.     AMORT.   MORTGAGE   PAYMENT
LOAN NO.   SELLER   PROPERTY NAME                BALANCE    NOTE DATE   MATURITY   MATURITY    TERM      TERM       RATE      (P&I)
--------  --------  -------------------------  -----------  ----------  --------  ---------  --------  ---------  --------  --------

   380    SunTrust  Days Inn - Inn at Ellis    $17,322,101  12/29/2004     120       113        300       293      6.090%   $114,673
                    Square
   428    SunTrust  Kane Office Building       $ 9,091,072  07/06/2005     120       119        360       359      5.550%   $ 52,419
   433    SunTrust  Pen Office Building        $ 8,500,000  07/07/2005     120       120        360       360      5.550%   $ 48,963
   434    SunTrust  Courthouse Square Apts     $ 8,450,000  06/06/2005     120       119        324       324      5.220%   $ 49,075
   518    SunTrust  Ford Plaza                 $ 3,001,409  02/24/2005     120       115        300       295      5.370%   $ 18,483
   538    SunTrust  Fairfield Inn -            $ 1,988,641  03/08/2005     120       116        300       296      6.020%   $ 13,018
                    Jacksonville
   544    SunTrust  Ponderosa Place            $ 1,779,752  08/26/2004     120       109        360       349      5.970%   $ 10,858
                    Apartments
   546    SunTrust  Glens Falls Office         $ 1,730,564  12/09/2004     120       113        300       293      5.490%   $ 10,820
   547    SunTrust  Abercorn Street            $ 1,715,775  02/24/2005     120       115        360       355      5.470%   $  9,848

          MONTHLY                      PREPAYMENT CODE                            TRUSTEE     PAR       EXCESS
MORTGAGE  PAYMENT             ----------------------------------  ADMINISTRATIVE    FEE    SERVICING  SERVICING
LOAN NO.   (IO)    SEASONING  LO  DEF  DEF/YM1.00  YM1  YM  OPEN     COST RATE      RATE      FEE      FEE RATE
--------  -------  ---------  --  ---  ----------  ---  --  ----  --------------  -------  ---------  ---------

   380        NAP       7     31   85                         4        10.175      0.125      0.05       3.00

   428        NAP       1     59                    57        4        10.175      0.125      0.05       3.00
   433        NAP       0     59                    57        4        10.175      0.125      0.05       3.00
   434    $37,268       1     25   91                         4        10.175      0.125      0.05       3.00
   518        NAP       5     29   87                         4        10.175      0.125      0.05       3.00
   538        NAP       4     28   88                         4        10.175      0.125      0.05       3.00

   544        NAP      11     35   81                         4        10.175      0.125      0.05       3.00

   546        NAP       7     31   85                         4        10.175      0.125      0.05       3.00
   547        NAP       5     29   87                         4        10.175      0.125      0.05       3.00


                                   SCHEDULE V

                                   [RESERVED]

                                   SCHEDULE VI

                      LIST OF ESCROW ACCOUNTS NOT CURRENTLY
                                ELIGIBLE ACCOUNTS

MSMC - None

PMCF - None

WELLS - None

SUNTRUST - None

                                  SCHEDULE VII

                           CERTAIN ESCROW ACCOUNTS FOR
                       WHICH A REPORT UNDER SECTION 5.1(G)
                                   IS REQUIRED

MSMC -

     o    Uhaul Portfolio - $3,113,626 (deferred maintenance), $2,886,384
          (environmental)

     o    The Kenmawr Apartments - $120,958 (deferred maintenance)

     o    Park Techne Center - $124,780 (deferred maintenance)

     o    75 Robin Hill Road - $159,035 (deferred maintenance)

     o    Point Plaza Shopping Center $560,956 (deferred maintenance)

     o    South Mountain Plaza $96,150 (deferred maintenance)

     o    Seven St. Lukes Place Apartments $75,000 (deferred maintenance),
          $189,510 (environmental)

     o    Tropicana Gardens $1,300,000 (deferred maintenance)

PMCF - None

WELLS - See attached

SUNTRUST - None



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

510902792           Tanasbourne Town
                    Center
---------------------------------------------------------------------------------------------------
510902791           Arrowhead Crossing   300000                              Existing Contractual
                                                                             Costs TI Impound.
                                                                             Borrower shall deposit
                                                                             with Lender $300,000
                                                                             on the disbursement
                                                                             date for tenant
                                                                             improvements (whether
                                                                             performed or paid for
                                                                             by Borrower directly
                                                                             or by the tenant and
                                                                             paid for by the
                                                                             Borrower in the form
                                                                             of a tenant
                                                                             improvement allowance)
                                                                             and leasing commisions
                                                                             for which Borrower has
                                                                             any obligation
                                                                             remaining on the
                                                                             disbursement date
                                                                             under the lease(s)
                                                                             currently in effect
                                                                             with DSW Shoe
                                                                             Warehouse.
---------------------------------------------------------------------------------------------------
510902849           Boca Park Phase I
---------------------------------------------------------------------------------------------------
510902790           Eagan Promenade
---------------------------------------------------------------------------------------------------
510902793           Maple Grove
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00003
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00008
---------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-00022
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00024
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00025
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00031
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00034
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00048
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00055
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00056
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00057
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00068
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00073
---------------------------------------------------------------------------------------------------


                                      S-2-2



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-00080
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00087
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00127
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00129
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00131
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00136
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00142
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00145
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00168
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00173
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00190
---------------------------------------------------------------------------------------------------


                                      S-2-3



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-00193
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00196
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00197
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00199
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00217
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00236
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00239
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00254
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00283
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00286
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00300
---------------------------------------------------------------------------------------------------


                                      S-2-4



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-00301
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00309
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00342
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00347
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00349
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00350
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00365
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00395
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00401
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00404
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00423
---------------------------------------------------------------------------------------------------


                                      S-2-5



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-00424
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00428
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00443
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00448
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00450
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00455
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00457
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00468
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00470
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00481
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00496
---------------------------------------------------------------------------------------------------


                                      S-2-6



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-00518
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00556
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00557
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00564
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00565
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00568
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00574
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00579
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00590
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00595
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00599
---------------------------------------------------------------------------------------------------


                                      S-2-7



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-00619
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00655
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00670
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00675
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00679
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00681
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00686
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00688
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00694
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00696
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00700
---------------------------------------------------------------------------------------------------


                                      S-2-8



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-00707
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00708
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00709
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00713
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00725
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00727
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00732
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00751
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00762
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00765
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00767
---------------------------------------------------------------------------------------------------


                                      S-2-9



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-00771
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00775
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00778
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00794
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00795
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00796
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00803
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00808
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00818
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00819
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00824
---------------------------------------------------------------------------------------------------


                                     S-2-10



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-00826
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00827
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00841
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00871
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00899
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00908
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00911
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00915
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00916
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00919
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00931
---------------------------------------------------------------------------------------------------


                                     S-2-11



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-00939
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-00996
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01009
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01020
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01023
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01035
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01043
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01047
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01061
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01136
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01167
---------------------------------------------------------------------------------------------------


                                     S-2-12



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-01169
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01174
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01182
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01187
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01209
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01211
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01231
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01246
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01267
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01268
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01271
---------------------------------------------------------------------------------------------------


                                     S-2-13



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-01275
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01278
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01281
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01289
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01295
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01296
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01303
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01305
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01319
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01329
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01331
---------------------------------------------------------------------------------------------------


                                     S-2-14



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-01342
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01349
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01352
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01362
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01363
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01384
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01386
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01391
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01394
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01401
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01423
---------------------------------------------------------------------------------------------------


                                     S-2-15



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-01427
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01435
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01442
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01463
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01501
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01536
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01562
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01564
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01570
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01615
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01619
---------------------------------------------------------------------------------------------------


                                     S-2-16



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-01671
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-01675
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-03060
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-03280
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-04131
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-04141
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-04142
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-04313
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-04478
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-04556
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-04577
---------------------------------------------------------------------------------------------------


                                     S-2-17



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-04599
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-04608
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-04609
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-04673
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-04757
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-04988
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-05297
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-05338
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-05342
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-05566
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-05889
---------------------------------------------------------------------------------------------------


                                     S-2-18



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

930902639           FRIS Chkn, LLC
                    A-Note - CFC-07384
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-08560
---------------------------------------------------------------------------------------------------
930902639           FRIS Chkn, LLC
                    A-Note - CFC-08769
---------------------------------------------------------------------------------------------------
310902781           Naperville Plaza
                    Shopping Center
---------------------------------------------------------------------------------------------------
310902736A          Zilber Office
                    Portfolio -
                    Criticare
---------------------------------------------------------------------------------------------------
310902736B          Zilber Office
                    Portfolio - Park
                    Plaza
---------------------------------------------------------------------------------------------------
310902736C          Zilber Office
                    Portfolio - Tower
                    Executive Office
                    Building
---------------------------------------------------------------------------------------------------
310902736D          Zilber Office
                    Portfolio -
                    Mayfair Corporate
                    Center
---------------------------------------------------------------------------------------------------
610902557           TownCentre Commons
---------------------------------------------------------------------------------------------------
610902842           Basin Street Town
                    Center
---------------------------------------------------------------------------------------------------
310902363           San Leandro
---------------------------------------------------------------------------------------------------


                                     S-2-19



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

                    Center
---------------------------------------------------------------------------------------------------
310902606           Best Western Hotel
                    JTB/Southpoint
---------------------------------------------------------------------------------------------------
610902558           TownCentre Office
                    and Executive
                    Suites
---------------------------------------------------------------------------------------------------
310901678           Tinley Crossings
                    Corporate Center
---------------------------------------------------------------------------------------------------
310902630           Harbor Business
                    Center
---------------------------------------------------------------------------------------------------
310902285           ACCO Airport
                    Center
---------------------------------------------------------------------------------------------------
310902408           Scolari's - Robb
                    Drive
---------------------------------------------------------------------------------------------------
610902560           TownCentre Plaza
---------------------------------------------------------------------------------------------------
310902678A          Rocklin Properties
                    - Rocklin
                    Industrial
---------------------------------------------------------------------------------------------------
310902678B          Rocklin Properties
                    - Rocklin Retail
---------------------------------------------------------------------------------------------------
410902652           1950 Addison
                    Street Office
---------------------------------------------------------------------------------------------------
410902600           The Shoppes at
                    Athenry
---------------------------------------------------------------------------------------------------
410902802           Redding T.J.
---------------------------------------------------------------------------------------------------


                                     S-2-20



---------------------------------------------------------------------------------------------------
                                         "SCHEDULE VII - UPFRONT RESERVES,
                                             IN EXCESS OF $75,000, FOR:
                                          - SPECIFIC IMMEDIATE ENGINEERING
                                                        WORK
                                             - COMPLETION OF ADDITIONAL
                                                    CONSTRUCTION
              TAB                          - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
---------------------------------------------------------------------------------------------------

                    Maxx
---------------------------------------------------------------------------------------------------
410902805           Redding Bed Bath
                    and Beyond
---------------------------------------------------------------------------------------------------
410902651A          Dollar General S.
                    Texas Portfolio
                    (Pool 8) -
                    Coldspring
---------------------------------------------------------------------------------------------------
410902651B          Dollar General S.
                    Texas Portfolio
                    (Pool 8) - Texas
                    City Magnolia
---------------------------------------------------------------------------------------------------
410902651C          Dollar General S.
                    Texas Portfolio
                    (Pool 8) - Dollar
                    General Texas City
---------------------------------------------------------------------------------------------------
410902651D          Dollar General S.
                    Texas Portfolio
                    (Pool 8) -
                    Beaumont
---------------------------------------------------------------------------------------------------
410902651E          Dollar General S.
                    Texas Portfolio
                    (Pool 8) -
                    Brownsville
---------------------------------------------------------------------------------------------------
410902651F          Dollar General S.
                    Texas Portfolio
                    (Pool 8) - Mission
---------------------------------------------------------------------------------------------------


                                     S-2-21



----------------------------------------------------------------------------------------------------
                                          "SCHEDULE VII - UPFRONT RESERVES,
                                              IN EXCESS OF $75,000, FOR:
                                           - SPECIFIC IMMEDIATE ENGINEERING
                                                         WORK
                                              - COMPLETION OF ADDITIONAL
                                                     CONSTRUCTION
              TAB                           - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.       PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
----------------------------------------------------------------------------------------------------

410902651G          Dollar General S.
                    Texas Portfolio
                    (Pool 8) - Dollar
                    General Los Fresnos
----------------------------------------------------------------------------------------------------
410902797           Time Square East
                    Ph 1
----------------------------------------------------------------------------------------------------
410902637           Rogers Retail
                    Center
----------------------------------------------------------------------------------------------------
410902804           Redding Michaels
----------------------------------------------------------------------------------------------------
410902003           Tamarus Village       $156,250                            The property engineer
                    Apartments                                                determined that
                                                                              replacement reserve
                                                                              costs over the term of
                                                                              the financing would
                                                                              likely include asphalt
                                                                              paving and sealing,
                                                                              exterior painting and
                                                                              siding repairs, roof
                                                                              replacement, new
                                                                              interior appliances,
                                                                              carpet, vinyl, water
                                                                              heaters, pool
                                                                              equipment, and HVAC
                                                                              component replacement.
                                                                              An upfront impound of
                                                                              $156,250 was taken at
                                                                              loan funding for the
                                                                              repair of the building
                                                                              siding ($25,740), the
                                                                              exterior building
                                                                              painting ($48,400),
                                                                              and the
----------------------------------------------------------------------------------------------------


                                     S-2-22



----------------------------------------------------------------------------------------------------
                                          "SCHEDULE VII - UPFRONT RESERVES,
                                              IN EXCESS OF $75,000, FOR:
                                           - SPECIFIC IMMEDIATE ENGINEERING
                                                         WORK
                                              - COMPLETION OF ADDITIONAL
                                                     CONSTRUCTION
              TAB                           - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.       PROPERTY NAME             SIMILAR PROJECTS"              RESERVES COMMENTS
----------------------------------------------------------------------------------------------------

                                                                              parking lot
                                                                              resurfacing and car
                                                                              stop block replacement
                                                                              ($36,660). The parking
                                                                              lot re-surfacing has
                                                                              been completed and the
                                                                              painting and siding
                                                                              repair are on schedule
                                                                              for June 30, 2005
                                                                              completion. This work
                                                                              is required to be
                                                                              completed within 6
                                                                              months of loan
                                                                              funding. Excluding
                                                                              these items in the
                                                                              on-going maintenance
                                                                              reserve brings the
                                                                              calculated annual
                                                                              reserve down to $285
                                                                              per unit. Although
                                                                              on-going monthly
                                                                              impounds were not
                                                                              required, a $285 per
                                                                              unit monthly
                                                                              replacement reserve
                                                                              was assumed in
                                                                              underwritten cash
                                                                              flow.
----------------------------------------------------------------------------------------------------
410901687           Hamilton Exhibits
----------------------------------------------------------------------------------------------------
410902803           Redding Pier 1
                    Imports
----------------------------------------------------------------------------------------------------
410902751           Wakeman/Aloe          $172,456                            The capital
                    Industrial                                                improvement items
                                                                              listed in Table C.4 of
                                                                              the Engineering report
                                                                              required addressing
                                                                              over the finance term.
----------------------------------------------------------------------------------------------------


                                     S-2-23



----------------------------------------------------------------------------------------------------
                                          "SCHEDULE VII - UPFRONT RESERVES,
                                              IN EXCESS OF $75,000, FOR:
                                           - SPECIFIC IMMEDIATE ENGINEERING
                                                         WORK
                                              - COMPLETION OF ADDITIONAL
                                                     CONSTRUCTION
              TAB                           - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME              SIMILAR PROJECTS"              RESERVES COMMENTS
----------------------------------------------------------------------------------------------------

                                                                              Quantities and costs
                                                                              of the items listed
                                                                              are based on LAC's
                                                                              observations as well
                                                                              as information
                                                                              provided by the
                                                                              owner/manager.
                                                                              Replacement reserve
                                                                              costs over the term of
                                                                              the financing include
                                                                              addressing restriping
                                                                              the parking area,
                                                                              repairing the concrete
                                                                              pavement, power
                                                                              washing, resealing,
                                                                              and repainting the
                                                                              exterior of the
                                                                              building, and
                                                                              replacing HVAC
                                                                              components.
                                                                              Additionally, LAC
                                                                              recommended that the
                                                                              roof covering be
                                                                              replaced in Year 2 at
                                                                              an estimated cost of
                                                                              $137,965. WFB required
                                                                              the Borrower to
                                                                              impound $172,456 (125%
                                                                              $137,965) for the
                                                                              anticipated roof
                                                                              replacement.
----------------------------------------------------------------------------------------------------
410902625           Oakmead Industrial
                    Building
----------------------------------------------------------------------------------------------------
410902631           Rancho Dominguez
                    Industrial
----------------------------------------------------------------------------------------------------


                                     S-2-24



----------------------------------------------------------------------------------------------------
                                          "SCHEDULE VII - UPFRONT RESERVES,
                                              IN EXCESS OF $75,000, FOR:
                                           - SPECIFIC IMMEDIATE ENGINEERING
                                                         WORK
                                              - COMPLETION OF ADDITIONAL
                                                     CONSTRUCTION
              TAB                           - ENVIRONMENTAL REMEDIATON OT     SCHEDULE VII - UPFRONT
LOAN NUMBER   NO.      PROPERTY NAME              SIMILAR PROJECTS"              RESERVES COMMENTS
----------------------------------------------------------------------------------------------------

620902681           Sun Commercial
                    Center
----------------------------------------------------------------------------------------------------
410902700           Rapids Plaza
                    Shopping Center
----------------------------------------------------------------------------------------------------


                                     S-2-25

                                  SCHEDULE VIII

                     LIST OF MORTGAGORS THAT ARE THIRD PARTY
                       BENEFICIARIES UNDER SECTION 2.3(A)

MSMC - See attached

PMCF - None

WELLS - None

SUNTRUST - None

MSCI 2005-HQ6
SECTION 2.3 (A) LIST (CROSSED LOANS)



          MORTGAGE                          CUT-OFF
MORTGAGE    LOAN                             DATE
LOAN NO.   SELLER       PROPERTY NAME       BALANCE                      BORROWER NAME                            SPONSOR
--------  --------  --------------------  ----------  --------------------------------------------------  ----------------------

    3       MSMC    U-Haul Shea Stadium   $9,329,239  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
    4       MSMC    Spring U-Haul Center  $3,039,165  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
    5       MSMC    U-Haul Center Pelham  $2,940,860  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
    6       MSMC    U-Haul Ct Summer Av   $1,800,419  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
    7       MSMC    U-Haul St Petersburg  $1,564,099  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
    8       MSMC    U-Haul Ctr Sherwood   $1,521,986  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
    9       MSMC    U-Haul Ctr Gresham    $1,461,963  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                       9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                        and UHIL 13, LLC
   10       MSMC    U-Haul Center Of      $1,459,304  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Manchester                        LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   11       MSMC    U-Haul Somerville     $1,423,153  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   12       MSMC    U-Haul Rental East    $1,274,939  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   13       MSMC    U-Haul Ctr Holt Ave   $1,171,757  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   14       MSMC    U-Haul Ct Bardstown   $1,054,012  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   15       MSMC    U-Haul Cumberland     $1,050,768  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   16       MSMC    U-Haul Center Page    $1,048,760  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Avenue                            LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   17       MSMC    U-Haul Livernois&&7M  $  963,811  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   18       MSMC    U-Haul Center Ben     $  711,874  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    White                             LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   19       MSMC    U-Haul Center Of      $  704,020  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    High Point                        LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   20       MSMC    U-Haul Ct South End   $  666,974  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   21       MSMC    U-Haul Of Reading     $  664,144  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   22       MSMC    U-Haul Center Of      $  636,603  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Keene                             LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   23       MSMC    U-Haul Ct E Sprague   $  624,698  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   24       MSMC    U-Haul Ct Of Aurora   $  551,405  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   25       MSMC    U-Haul Schenectady    $  546,676  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   26       MSMC    U-Haul Ct Sepulveda   $  541,747  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   27       MSMC    U-Haul Metro Center   $  496,486  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   28       MSMC    U-Haul Ct Eastgate    $  480,384  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   29       MSMC    U-Haul Ctr Of Provo   $  479,765  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   30       MSMC    U-Haul Roosevelt Bl   $4,646,550  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West




          MORTGAGE                          CUT-OFF
MORTGAGE    LOAN                             DATE
LOAN NO.   SELLER       PROPERTY NAME       BALANCE                      BORROWER NAME                            SPONSOR
--------  --------  --------------------  ----------  --------------------------------------------------  ----------------------

                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   31       MSMC    U-Haul Center Valley  $3,855,175  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Blvd                              LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   32       MSMC    U-Haul Westside Erie  $2,702,505  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   33       MSMC    U-Haul Northeast Ex   $1,839,139  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   34       MSMC    U-Haul Andresen Road  $1,541,795  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   35       MSMC    U-Haul University     $1,304,221  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Avenue                            LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   36       MSMC    U-Haul Boulder Hwy    $1,287,414  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   37       MSMC    U-Haul Ctr Rutledge   $1,181,892  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   38       MSMC    U-Haul Center         $1,059,119  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Hempstead                         LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   39       MSMC    U-Haul Ctr North Av   $1,035,012  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   40       MSMC    U-Haul N Charleston   $1,012,638  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   41       MSMC    U-Haul Apple Avenue   $  999,994  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   42       MSMC    U-Haul E Speedway     $  979,657  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   43       MSMC    U-Haul Ctr Sooner     $  919,510  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   44       MSMC    U-Haul Ctr Baytown    $  891,285  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   45       MSMC    U-Haul Ct Southside   $  861,599  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   46       MSMC    U-Haul Binghamton     $  855,757  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   47       MSMC    U-Haul Ctr Columbia   $  723,077  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   48       MSMC    U-Haul Ct Garland     $  715,379  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   49       MSMC    U-Haul Southwest      $  696,091  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   50       MSMC    U-Haul Ct Lorain Rd   $  687,055  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   51       MSMC    U-Haul Ctr Brockton   $  675,374  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   52       MSMC    U-Haul N Glenstone    $  659,421  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   53       MSMC    U-Haul W Kellogg      $  554,262  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   54       MSMC    U-Haul Baseline Rd    $  543,547  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   55       MSMC    U-Haul Ct Of Moscow   $  502,078  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   56       MSMC    U-Haul Center Of      $  202,913  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Greensboro                        LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   57       MSMC    U-Haul Ctr Central    $3,876,265  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Philadlphia                       LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   58       MSMC    U-Haul Center         $3,406,359  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Waverly Road                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   59       MSMC    U-Haul 26Th And       $2,840,504  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Indian School                     LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC


                                     S-2-2



          MORTGAGE                          CUT-OFF
MORTGAGE    LOAN                             DATE
LOAN NO.   SELLER       PROPERTY NAME       BALANCE                      BORROWER NAME                            SPONSOR
--------  --------  --------------------  ----------  --------------------------------------------------  ----------------------

   60       MSMC    U-Haul Center Quail   $2,549,680  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Springs                           LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   61       MSMC    U-Haul Evanston       $1,852,871  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   62       MSMC    U-Haul Center La      $1,739,286  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Brea                              LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   63       MSMC    U-Haul 34Th && Q      $1,302,131  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   64       MSMC    U-Haul Roxborough     $1,118,743  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   65       MSMC    U-Haul Hammond Sq     $1,090,343  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   66       MSMC    U-Haul Ctr Route 9    $1,075,244  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   67       MSMC    U-Haul Clarksville    $1,065,982  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   68       MSMC    U-Haul Center Ft      $1,047,438  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Pierce                            LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   69       MSMC    U-Haul Huntington     $1,005,820  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   70       MSMC    U-Haul I-80&&Manawa   $  990,197  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   71       MSMC    U-Haul Ctr Gateway    $  819,819  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   72       MSMC    U-Haul Center Garner  $  783,628  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   73       MSMC    U-Haul Stuebner Air   $  763,423  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   74       MSMC    U-Haul Ct Alexis Rd   $  735,918  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   75       MSMC    U-Haul Chula Vista    $  700,432  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   76       MSMC    U-Haul Glens Falls    $  636,027  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   77       MSMC    U-Haul Ct State St    $  627,710  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   78       MSMC    U-Haul Ctr Of Pearl   $  560,986  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   79       MSMC    U-Haul Wade Hampton   $  527,904  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   80       MSMC    U-Haul Jefferson      $  479,395  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Davis Highway                     LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   81       MSMC    U-Haul National Rd    $  372,978  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   82       MSMC    U-Haul New Britain    $  369,521  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   83       MSMC    U-Haul Ct Groes Ten   $  244,368  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   84       MSMC    U-Haul Ctr Of Moreno  $3,609,697  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Valley                            LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   85       MSMC    U-Haul Ctr Hamden     $2,986,139  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   86       MSMC    U-Haul Of Gardena     $2,517,890  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   87       MSMC    U-Haul Ctr Edgewood   $1,708,605  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   88       MSMC    U-Haul Norristown     $1,684,823  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   89       MSMC    U-Haul Leominster     $1,392,753  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West


                                     S-2-3



          MORTGAGE                          CUT-OFF
MORTGAGE    LOAN                             DATE
LOAN NO.   SELLER       PROPERTY NAME       BALANCE                      BORROWER NAME                            SPONSOR
--------  --------  --------------------  ----------  --------------------------------------------------  ----------------------

                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
    90      MSMC    U-Haul Center         $1,389,702  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Midtown                           LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
    91      MSMC    U-Haul Chinden Blvd   $1,301,683  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
    92      MSMC    U-Haul 24Th &         $1,237,174  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Mcdowel                           LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
    93      MSMC    U-Haul Ctr Of Janaf   $1,187,113  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
    94      MSMC    U-Haul Ctr Central    $1,062,249  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
    95      MSMC    U-Haul Appleton       $1,027,077  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
    96      MSMC    U-Haul East Side      $1,026,781  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
    97      MSMC    U-Haul Canyon&&       $1,005,064  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Wester                            LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
    98      MSMC    U-Haul Hillwood Pla   $  913,491  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
    99      MSMC    U-Haul Burlingame     $  908,546  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   100      MSMC    U-Haul Center         $  888,365  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Capital Blvd                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   101      MSMC    U-Haul Ct Red Bluff   $  884,421  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   102      MSMC    U-Haul Center         $  778,261  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Riverside                         LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   103      MSMC    U-Haul Broadway Ave   $  699,576  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   104      MSMC    U-Haul Center Duluth  $  682,682  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   105      MSMC    U-Haul Center Of      $  550,050  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    West Babylon                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   106      MSMC    U-Haul Center Main    $  507,663  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Street                            LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   107      MSMC    U-Haul Southside      $  424,206  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   108      MSMC    U-Haul Montgomery H   $  368,890  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   109      MSMC    U-Haul Center Pass    $  335,353  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Road                              LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   110      MSMC    U-Haul Spartanburg    $  113,029  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   111      MSMC    Woodlake U-Haul       $2,518,259  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Center                            LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   112      MSMC    U-Haul Center         $2,480,039  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Kingwood                          LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   113      MSMC    U-Haul Center Of      $2,347,624  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Ashley Road                       LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   114      MSMC    U-Haul White Plains   $2,078,806  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   115      MSMC    U-Haul Ct Chelteham   $1,811,702  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   116      MSMC    U-Haul Portsmouth     $1,658,461  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   117      MSMC    U-Haul Ct Of Mather   $1,617,438  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   118      MSMC    U-Haul Wyoming        $1,584,698  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Valley                            LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC


                                     S-2-4



          MORTGAGE                          CUT-OFF
MORTGAGE    LOAN                             DATE
LOAN NO.   SELLER       PROPERTY NAME       BALANCE                      BORROWER NAME                            SPONSOR
--------  --------  --------------------  ----------  --------------------------------------------------  ----------------------

   119      MSMC    U-Haul Tara Blvd      $1,528,517  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   120      MSMC    U-Haul Center         $1,400,818  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Midtown                           LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   121      MSMC    U-Haul Midway Rental  $1,354,269  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   122      MSMC    U-Haul New Utrecht    $1,253,965  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   123      MSMC    U-Haul Ctr 5Th Ave    $1,067,440  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   124      MSMC    U-Haul Idaho Falls    $1,066,026  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   125      MSMC    U-Haul Ctr Midway     $1,030,587  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   126      MSMC    U-Haul Mcloughlin     $  842,053  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   127      MSMC    U-Haul 7 Mi Van Dyk   $  781,091  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   128      MSMC    U-Haul Bowling Green  $  670,762  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   129      MSMC    U-Haul Center         $  666,647  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Southeast                         LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   130      MSMC    U-Haul Fall River     $  649,842  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   131      MSMC    U-Haul Ct Mile High   $  627,587  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   132      MSMC    U-Haul Center         $  520,530  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Calumet                           LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   133      MSMC    U-Haul Center         $  428,968  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Bremerton                         LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   134      MSMC    U-Haul Ct N Watkins   $  366,179  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   135      MSMC    U-Haul Cape Girard    $  344,634  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   136      MSMC    U-Haul Ctr Ft Smith   $  319,603  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   137      MSMC    U-Haul Grand          $3,661,870  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Concourse                         LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   138      MSMC    U-Haul Center         $2,222,043  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Lafayette                         LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   139      MSMC    U-Haul Capitol Ave    $1,908,153  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   140      MSMC    U-Haul South Centra   $1,757,754  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   141      MSMC    U-Haul Center         $1,565,474  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Eastside                          LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   142      MSMC    U-Haul Castleton      $1,502,539  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   143      MSMC    U-Haul Overbrook      $1,264,929  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   144      MSMC    U-Haul Ct Broad St    $1,253,931  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   145      MSMC    U-Haul Ctr Barstow    $1,150,070  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   146      MSMC    U-Haul Center Seven   $1,142,921  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Hill                              LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   147      MSMC    U-Haul South Shore    $1,074,372  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   148      MSMC    U-Haul Ctr Colonie    $1,027,216  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West


                                     S-2-5



          MORTGAGE                          CUT-OFF
MORTGAGE    LOAN                             DATE
LOAN NO.   SELLER       PROPERTY NAME       BALANCE                      BORROWER NAME                            SPONSOR
--------  --------  --------------------  ----------  --------------------------------------------------  ----------------------

                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   149      MSMC    U-Haul Ctr Madison    $1,007,774  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   150      MSMC    U-Haul W Columbia     $  977,693  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   151      MSMC    U-Haul Western Ave    $  852,688  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   152      MSMC    U-Haul Plainfield     $  843,466  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   153      MSMC    U-Haul Ct Joy Road    $  827,501  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   154      MSMC    U-Haul Center North   $  707,792  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    County                            LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   155      MSMC    U-Haul Ct Jonesboro   $  697,376  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   156      MSMC    U-Haul Winters Frwy   $  618,478  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   157      MSMC    U-Haul Center Mesa    $  559,046  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Road                              LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   158      MSMC    U-Haul Erie && High   $  515,849  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   159      MSMC    U-Haul East Lake      $  395,439  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   160      MSMC    U-Haul Ct Lima Mall   $  351,569  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   161      MSMC    U-Haul Center Third   $  328,450  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                    Street                            LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   162      MSMC    U-Haul Of Lebanon     $  303,874  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   163      MSMC    U-Haul Mobile Hwy     $  276,567  AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 11,    Amerco Real Estate
                                                      LLC, AREC 12, LLC, AREC 13, LLC, UHIL 8, LLC, UHIL  Company, Republic West
                                                      9, LLC, UHIL 10, LLC, UHIL 11, LLC, UHIL 12, LLC
                                                      and UHIL 13, LLC
   404      MSMC    NE Retail Portfolio   $5,350,058  Bring Management, L.L.C.; Item Associates, L.L.C.;  Nicole Rothschild
                    - Walgreens Darby                 Ogden HJR Corp.; Shakespeare HJR Corp.
   405      MSMC    NE Retail Portfolio   $5,099,087  Bring Management, L.L.C.; Item Associates, L.L.C.;  Nicole Rothschild
                    - Walgreens                       Ogden HJR Corp.; Shakespeare HJR Corp.
                    Haverhill
   406      MSMC    NE Retail Portfolio   $3,465,786  Harriet Management, L.L.C.                          Nicole Rothschild
                    - Eckerd Niskayuna
   438      MSMC    Suburban Extended     $3,885,679  Embassy Investments VIII, LLC                       Mohan Boola; Tarang
                    Stay Portfolio -                                                                      Patel
                    Daytona
   439      MSMC    Suburban Extended     $3,586,780  Embassy Investments IX, LLC                         Mohan Bhoola; Tarang
                    Stay Portfolio -                                                                      Patel
                    Melbourne
   497      MSMC    TX Self Storage       $1,891,851  Attic Self Storage - Blanco, LP                     Evergreen Realty REIT,
                    Portfolio - Blanco                                                                    Inc.
   498      MSMC    TX Self Storage       $1,742,494  Attic Self Storage - Laredo, LP                     Evergreen Realty REIT,
                    Portfolio - Laredo                                                                    Inc.


                                     S-2-6

                                   SCHEDULE IX

            RATES USED IN DETERMINATION OF CLASS X PASS-THROUGH RATES
               ("CLASS X-1 STRIP RATE" AND "CLASS X-2 STRIP RATE")

DISTRIBUTION DATE     RATE
-----------------   -------
    09/13/2005      5.57250%
    10/13/2005      5.39265%
    11/13/2005      5.57253%
    12/13/2005      5.39268%
    01/13/2006      5.39269%
    02/13/2006      5.39270%
    03/13/2006      5.39298%
    04/13/2006      5.57261%
    05/13/2006      5.39275%
    06/13/2006      5.57264%
    07/13/2006      5.39277%
    08/13/2006      5.57267%
    09/13/2006      5.57268%
    10/13/2006      5.39280%
    11/13/2006      5.57270%
    12/13/2006      5.39282%
    01/13/2007      5.39283%
    02/13/2007      5.39284%
    03/13/2007      5.39316%
    04/13/2007      5.57276%
    05/13/2007      5.39287%
    06/13/2007      5.57278%
    07/13/2007      5.39289%
    08/13/2007      5.57280%
    09/13/2007      5.57281%
    10/13/2007      5.39291%
    11/13/2007      5.57283%
    12/13/2007      5.39292%
    01/13/2008      5.57285%
    02/13/2008      5.39294%
    03/13/2008      5.39307%
    04/13/2008      5.57288%
    05/13/2008      5.39296%
    06/13/2008      5.57290%
    07/13/2008      5.39298%
    08/13/2008      5.57292%
    09/13/2008      5.57293%

DISTRIBUTION DATE     RATE
-----------------   -------
    10/13/2008      5.39301%
    11/13/2008      5.57295%
    12/13/2008      5.39302%
    01/13/2009      5.39303%
    02/13/2009      5.39304%
    03/13/2009      5.39346%
    04/13/2009      5.57301%
    05/13/2009      5.39307%
    06/13/2009      5.57304%
    07/13/2009      5.39309%
    08/13/2009      5.57306%
    09/13/2009      5.57307%
    10/13/2009      5.39312%
    11/13/2009      5.57310%
    12/13/2009      5.39315%
    01/13/2010      5.39316%
    02/13/2010      5.39317%
    03/13/2010      5.39362%
    04/13/2010      5.57317%
    05/13/2010      5.39228%
    06/13/2010      5.57478%
    07/13/2010      5.44479%
    08/13/2010      5.63068%
    09/13/2010      5.64834%
    10/13/2010      5.46615%
    11/13/2010      5.64847%
    12/13/2010      5.46627%
    01/13/2011      5.46634%
    02/13/2011      5.46640%
    03/13/2011      5.46700%
    04/13/2011      5.64881%
    05/13/2011      5.46659%
    06/13/2011      5.64894%
    07/13/2011      5.46672%
    08/13/2011      5.64908%
    09/13/2011      5.64914%
    10/13/2011      5.46690%
    11/13/2011      5.64928%
    12/13/2011      5.46703%
    01/13/2012      5.64941%
    02/13/2012      5.46716%
    03/13/2012      5.46741%
    04/13/2012      5.64963%
    05/13/2012      5.46736%

                                      S-2-2

DISTRIBUTION DATE     RATE
-----------------   -------
    06/13/2012      5.65965%
    07/13/2012      5.47707%
    08/13/2012      5.65979%
    09/13/2012      5.65985%
    10/13/2012      5.47726%
    11/13/2012      5.65999%
    12/13/2012      5.47738%
    01/13/2013      5.47745%
    02/13/2013      5.47751%
    03/13/2013      5.47820%
    04/13/2013      5.66035%
    05/13/2013      5.47772%
    06/13/2013      5.66049%
    07/13/2013      5.47785%
    08/13/2013      5.66019%

                                      S-2-3

                                   SCHEDULE X

          MORTGAGE LOANS SECURED BY MORTGAGED PROPERTIES COVERED BY AN
                         ENVIRONMENTAL INSURANCE POLICY

ENVIRONMENTAL INSURANCE LIST



----------------------------------------------------------------------------------------------------------------------------
                        CMSA      MORTGAGE
MORTGAGE     CMSA     PROPERTY      LOAN      LOAN
LOAN NO.   LOAN NO.      NO.     SELLER(1)   GROUP   PROPERTY NAME(2)
----------------------------------------------------------------------------------------------------------------------------

   182        24       24-001       WFB        1     FRIS Chkn, LLC A-Note - CFC-00286 (VIII)
   183                 24-002       WFB        1     FRIS Chkn, LLC A-Note - CFC-00300 (VIII)
   184                 24-003       WFB        1     FRIS Chkn, LLC A-Note - CFC-00301 (VIII)
   185                 24-004       WFB        1     FRIS Chkn, LLC A-Note - CFC-00309 (VIII)
   186                 24-005       WFB        1     FRIS Chkn, LLC A-Note - CFC-00342 (VIII)
   187                 24-006       WFB        1     FRIS Chkn, LLC A-Note - CFC-00347 (VIII)
   188                 24-007       WFB        1     FRIS Chkn, LLC A-Note - CFC-00349 (VIII)
   189                 24-008       WFB        1     FRIS Chkn, LLC A-Note - CFC-00350 (VIII)
   190                 24-009       WFB        1     FRIS Chkn, LLC A-Note - CFC-00365 (VIII)
   191                 24-010       WFB        1     FRIS Chkn, LLC A-Note - CFC-00395 (VIII)
   192                 24-011       WFB        1     FRIS Chkn, LLC A-Note - CFC-00401 (VIII)
   193                 24-012       WFB        1     FRIS Chkn, LLC A-Note - CFC-00404 (VIII)
   194                 24-013       WFB        1     FRIS Chkn, LLC A-Note - CFC-00423 (VIII)
   195                 24-014       WFB        1     FRIS Chkn, LLC A-Note - CFC-00424 (VIII)
   196                 24-015       WFB        1     FRIS Chkn, LLC A-Note - CFC-00428 (VIII)
   197                 24-016       WFB        1     FRIS Chkn, LLC A-Note - CFC-00443 (VIII)
   198                 24-017       WFB        1     FRIS Chkn, LLC A-Note - CFC-00448 (VIII)
   199                 24-018       WFB        1     FRIS Chkn, LLC A-Note - CFC-00450 (VIII)
   200                 24-019       WFB        1     FRIS Chkn, LLC A-Note - CFC-00455 (VIII)
   201                 24-020       WFB        1     FRIS Chkn, LLC A-Note - CFC-00457 (VIII)
   202                 24-021       WFB        1     FRIS Chkn, LLC A-Note - CFC-00468 (VIII)
   203                 24-022       WFB        1     FRIS Chkn, LLC A-Note - CFC-00470 (VIII)
   204                 24-023       WFB        1     FRIS Chkn, LLC A-Note - CFC-00481 (VIII)
   205                 24-024       WFB        1     FRIS Chkn, LLC A-Note - CFC-00496 (VIII)
   206                 24-025       WFB        1     FRIS Chkn, LLC A-Note - CFC-00518 (VIII)
   207                 24-026       WFB        1     FRIS Chkn, LLC A-Note - CFC-00556 (VIII)
   208                 24-027       WFB        1     FRIS Chkn, LLC A-Note - CFC-00557 (VIII)
   209                 24-028       WFB        1     FRIS Chkn, LLC A-Note - CFC-00564 (VIII)
   210                 24-029       WFB        1     FRIS Chkn, LLC A-Note - CFC-00565 (VIII)
   211                 24-030       WFB        1     FRIS Chkn, LLC A-Note - CFC-00568 (VIII)
   212                 24-031       WFB        1     FRIS Chkn, LLC A-Note - CFC-00574 (VIII)
   213                 24-032       WFB        1     FRIS Chkn, LLC A-Note - CFC-00579 (VIII)
   214                 24-033       WFB        1     FRIS Chkn, LLC A-Note - CFC-00590 (VIII)
   215                 24-034       WFB        1     FRIS Chkn, LLC A-Note - CFC-00595 (VIII)
   216                 24-035       WFB        1     FRIS Chkn, LLC A-Note - CFC-00599 (VIII)
   217                 24-036       WFB        1     FRIS Chkn, LLC A-Note - CFC-00619 (VIII)




----------------------------------------------------------------------------------------------------------------------------
                        CMSA      MORTGAGE
MORTGAGE     CMSA     PROPERTY      LOAN      LOAN
LOAN NO.   LOAN NO.      NO.     SELLER(1)   GROUP   PROPERTY NAME(2)
----------------------------------------------------------------------------------------------------------------------------

   218                 24-037       WFB        1     FRIS Chkn, LLC A-Note - CFC-00655 (VIII)
   219                 24-038       WFB        1     FRIS Chkn, LLC A-Note - CFC-00670 (VIII)
   220                 24-039       WFB        1     FRIS Chkn, LLC A-Note - CFC-00675 (VIII)
   221                 24-040       WFB        1     FRIS Chkn, LLC A-Note - CFC-00679 (VIII)
   222                 24-041       WFB        1     FRIS Chkn, LLC A-Note - CFC-00681 (VIII)
   223                 24-042       WFB        1     FRIS Chkn, LLC A-Note - CFC-00686 (VIII)
   224                 24-043       WFB        1     FRIS Chkn, LLC A-Note - CFC-00688 (VIII)
   225                 24-044       WFB        1     FRIS Chkn, LLC A-Note - CFC-00694 (VIII)
   226                 24-045       WFB        1     FRIS Chkn, LLC A-Note - CFC-00696 (VIII)
   227                 24-046       WFB        1     FRIS Chkn, LLC A-Note - CFC-00700 (VIII)
   228                 24-047       WFB        1     FRIS Chkn, LLC A-Note - CFC-00707 (VIII)
   229                 24-048       WFB        1     FRIS Chkn, LLC A-Note - CFC-00708 (VIII)
   230                 24-049       WFB        1     FRIS Chkn, LLC A-Note - CFC-00709 (VIII)
   231                 24-050       WFB        1     FRIS Chkn, LLC A-Note - CFC-00713 (VIII)
   232                 24-051       WFB        1     FRIS Chkn, LLC A-Note - CFC-00725 (VIII)
   233                 24-052       WFB        1     FRIS Chkn, LLC A-Note - CFC-00727 (VIII)
   234                 24-053       WFB        1     FRIS Chkn, LLC A-Note - CFC-00732 (VIII)
   235                 24-054       WFB        1     FRIS Chkn, LLC A-Note - CFC-00751 (VIII)
   236                 24-055       WFB        1     FRIS Chkn, LLC A-Note - CFC-00762 (VIII)
   237                 24-056       WFB        1     FRIS Chkn, LLC A-Note - CFC-00765 (VIII)
   238                 24-057       WFB        1     FRIS Chkn, LLC A-Note - CFC-00767 (VIII)
   239                 24-058       WFB        1     FRIS Chkn, LLC A-Note - CFC-00771 (VIII)
   240                 24-059       WFB        1     FRIS Chkn, LLC A-Note - CFC-00775 (VIII)
   241                 24-060       WFB        1     FRIS Chkn, LLC A-Note - CFC-00778 (VIII)
   242                 24-061       WFB        1     FRIS Chkn, LLC A-Note - CFC-00794 (VIII)
   243                 24-062       WFB        1     FRIS Chkn, LLC A-Note - CFC-00795 (VIII)
   244                 24-063       WFB        1     FRIS Chkn, LLC A-Note - CFC-00796 (VIII)
   245                 24-064       WFB        1     FRIS Chkn, LLC A-Note - CFC-00803 (VIII)
   246                 24-065       WFB        1     FRIS Chkn, LLC A-Note - CFC-00808 (VIII)
   247                 24-066       WFB        1     FRIS Chkn, LLC A-Note - CFC-00818 (VIII)
   248                 24-067       WFB        1     FRIS Chkn, LLC A-Note - CFC-00819 (VIII)
   249                 24-068       WFB        1     FRIS Chkn, LLC A-Note - CFC-00824 (VIII)
   250                 24-069       WFB        1     FRIS Chkn, LLC A-Note - CFC-00826 (VIII)
   251                 24-070       WFB        1     FRIS Chkn, LLC A-Note - CFC-00827 (VIII)
   252                 24-071       WFB        1     FRIS Chkn, LLC A-Note - CFC-00841 (VIII)
   253                 24-072       WFB        1     FRIS Chkn, LLC A-Note - CFC-00871 (VIII)
   254                 24-073       WFB        1     FRIS Chkn, LLC A-Note - CFC-00899 (VIII)
   255                 24-074       WFB        1     FRIS Chkn, LLC A-Note - CFC-00908 (VIII)
   256                 24-075       WFB        1     FRIS Chkn, LLC A-Note - CFC-00911 (VIII)
   257                 24-076       WFB        1     FRIS Chkn, LLC A-Note - CFC-00915 (VIII)
   258                 24-077       WFB        1     FRIS Chkn, LLC A-Note - CFC-00916 (VIII)
   259                 24-078       WFB        1     FRIS Chkn, LLC A-Note - CFC-00919 (VIII)
   260                 24-079       WFB        1     FRIS Chkn, LLC A-Note - CFC-00931 (VIII)
   261                 24-080       WFB        1     FRIS Chkn, LLC A-Note - CFC-00939 (VIII)
   262                 24-081       WFB        1     FRIS Chkn, LLC A-Note - CFC-00996 (VIII)
   263                 24-082       WFB        1     FRIS Chkn, LLC A-Note - CFC-01009 (VIII)
   264                 24-083       WFB        1     FRIS Chkn, LLC A-Note - CFC-01020 (VIII)
   265                 24-084       WFB        1     FRIS Chkn, LLC A-Note - CFC-01023 (VIII)


                                     S-2-2



----------------------------------------------------------------------------------------------------------------------------
                        CMSA      MORTGAGE
MORTGAGE     CMSA     PROPERTY      LOAN      LOAN
LOAN NO.   LOAN NO.      NO.     SELLER(1)   GROUP   PROPERTY NAME(2)
----------------------------------------------------------------------------------------------------------------------------

   266                 24-085       WFB        1     FRIS Chkn, LLC A-Note - CFC-01035 (VIII)
   267                 24-086       WFB        1     FRIS Chkn, LLC A-Note - CFC-01043 (VIII)
   268                 24-087       WFB        1     FRIS Chkn, LLC A-Note - CFC-01047 (VIII)
   269                 24-088       WFB        1     FRIS Chkn, LLC A-Note - CFC-01061 (VIII)
   270                 24-089       WFB        1     FRIS Chkn, LLC A-Note - CFC-01136 (VIII)
   271                 24-090       WFB        1     FRIS Chkn, LLC A-Note - CFC-01167 (VIII)
   272                 24-091       WFB        1     FRIS Chkn, LLC A-Note - CFC-01169 (VIII)
   273                 24-092       WFB        1     FRIS Chkn, LLC A-Note - CFC-01174 (VIII)
   274                 24-093       WFB        1     FRIS Chkn, LLC A-Note - CFC-01182 (VIII)
   275                 24-094       WFB        1     FRIS Chkn, LLC A-Note - CFC-01187 (VIII)
   276                 24-095       WFB        1     FRIS Chkn, LLC A-Note - CFC-01209 (VIII)
   277                 24-096       WFB        1     FRIS Chkn, LLC A-Note - CFC-01211 (VIII)
   278                 24-097       WFB        1     FRIS Chkn, LLC A-Note - CFC-01231 (VIII)
   279                 24-098       WFB        1     FRIS Chkn, LLC A-Note - CFC-01246 (VIII)
   280                 24-099       WFB        1     FRIS Chkn, LLC A-Note - CFC-01267 (VIII)
   281                 24-0100      WFB        1     FRIS Chkn, LLC A-Note - CFC-01268 (VIII)
   282                 24-0101      WFB        1     FRIS Chkn, LLC A-Note - CFC-01271 (VIII)
   283                 24-0102      WFB        1     FRIS Chkn, LLC A-Note - CFC-01275 (VIII)
   284                 24-0103      WFB        1     FRIS Chkn, LLC A-Note - CFC-01278 (VIII)
   285                 24-0104      WFB        1     FRIS Chkn, LLC A-Note - CFC-01281 (VIII)
   286                 24-0105      WFB        1     FRIS Chkn, LLC A-Note - CFC-01289 (VIII)
   287                 24-0106      WFB        1     FRIS Chkn, LLC A-Note - CFC-01295 (VIII)
   288                 24-0107      WFB        1     FRIS Chkn, LLC A-Note - CFC-01296 (VIII)
   289                 24-0108      WFB        1     FRIS Chkn, LLC A-Note - CFC-01303 (VIII)
   290                 24-0109      WFB        1     FRIS Chkn, LLC A-Note - CFC-01305 (VIII)
   291                 24-0110      WFB        1     FRIS Chkn, LLC A-Note - CFC-01319 (VIII)
   292                 24-0111      WFB        1     FRIS Chkn, LLC A-Note - CFC-01329 (VIII)
   293                 24-0112      WFB        1     FRIS Chkn, LLC A-Note - CFC-01331 (VIII)
   294                 24-0113      WFB        1     FRIS Chkn, LLC A-Note - CFC-01342 (VIII)
   295                 24-0114      WFB        1     FRIS Chkn, LLC A-Note - CFC-01349 (VIII)
   296                 24-0115      WFB        1     FRIS Chkn, LLC A-Note - CFC-01352 (VIII)
   297                 24-0116      WFB        1     FRIS Chkn, LLC A-Note - CFC-01362 (VIII)
   298                 24-0117      WFB        1     FRIS Chkn, LLC A-Note - CFC-01363 (VIII)
   299                 24-0118      WFB        1     FRIS Chkn, LLC A-Note - CFC-01384 (VIII)
   300                 24-0119      WFB        1     FRIS Chkn, LLC A-Note - CFC-01386 (VIII)
   301                 24-0120      WFB        1     FRIS Chkn, LLC A-Note - CFC-01391 (VIII)
   302                 24-0121      WFB        1     FRIS Chkn, LLC A-Note - CFC-01394 (VIII)
   303                 24-0122      WFB        1     FRIS Chkn, LLC A-Note - CFC-01401 (VIII)
   304                 24-0123      WFB        1     FRIS Chkn, LLC A-Note - CFC-01423 (VIII)
   305                 24-0124      WFB        1     FRIS Chkn, LLC A-Note - CFC-01427 (VIII)
   306                 24-0125      WFB        1     FRIS Chkn, LLC A-Note - CFC-01435 (VIII)
   307                 24-0126      WFB        1     FRIS Chkn, LLC A-Note - CFC-01442 (VIII)
   308                 24-0127      WFB        1     FRIS Chkn, LLC A-Note - CFC-01463 (VIII)
   309                 24-0128      WFB        1     FRIS Chkn, LLC A-Note - CFC-01501 (VIII)
   310                 24-0129      WFB        1     FRIS Chkn, LLC A-Note - CFC-01536 (VIII)
   311                 24-0130      WFB        1     FRIS Chkn, LLC A-Note - CFC-01562 (VIII)
   312                 24-0131      WFB        1     FRIS Chkn, LLC A-Note - CFC-01564 (VIII)
   313                 24-0132      WFB        1     FRIS Chkn, LLC A-Note - CFC-01570 (VIII)


                                     S-2-3



----------------------------------------------------------------------------------------------------------------------------
                        CMSA      MORTGAGE
MORTGAGE     CMSA     PROPERTY      LOAN      LOAN
LOAN NO.   LOAN NO.      NO.     SELLER(1)   GROUP   PROPERTY NAME(2)
----------------------------------------------------------------------------------------------------------------------------

   314                 24-0133      WFB        1     FRIS Chkn, LLC A-Note - CFC-01615 (VIII)
   315                 24-0134      WFB        1     FRIS Chkn, LLC A-Note - CFC-01619 (VIII)
   316                 24-0135      WFB        1     FRIS Chkn, LLC A-Note - CFC-01671 (VIII)
   317                 24-0136      WFB        1     FRIS Chkn, LLC A-Note - CFC-01675 (VIII)
   318                 24-0137      WFB        1     FRIS Chkn, LLC A-Note - CFC-03060 (VIII)
   319                 24-0138      WFB        1     FRIS Chkn, LLC A-Note - CFC-03280 (VIII)
   320                 24-0139      WFB        1     FRIS Chkn, LLC A-Note - CFC-04131 (VIII)
   321                 24-0140      WFB        1     FRIS Chkn, LLC A-Note - CFC-04141 (VIII)
   322                 24-0141      WFB        1     FRIS Chkn, LLC A-Note - CFC-04142 (VIII)
   323                 24-0142      WFB        1     FRIS Chkn, LLC A-Note - CFC-04313 (VIII)
   324                 24-0143      WFB        1     FRIS Chkn, LLC A-Note - CFC-04478 (VIII)
   325                 24-0144      WFB        1     FRIS Chkn, LLC A-Note - CFC-04556 (VIII)
   326                 24-0145      WFB        1     FRIS Chkn, LLC A-Note - CFC-04577 (VIII)
   327                 24-0146      WFB        1     FRIS Chkn, LLC A-Note - CFC-04599 (VIII)
   328                 24-0147      WFB        1     FRIS Chkn, LLC A-Note - CFC-04608 (VIII)
   329                 24-0148      WFB        1     FRIS Chkn, LLC A-Note - CFC-04609 (VIII)
   330                 24-0149      WFB        1     FRIS Chkn, LLC A-Note - CFC-04673 (VIII)
   331                 24-0150      WFB        1     FRIS Chkn, LLC A-Note - CFC-04757 (VIII)
   332                 24-0151      WFB        1     FRIS Chkn, LLC A-Note - CFC-04988 (VIII)
   333                 24-0152      WFB        1     FRIS Chkn, LLC A-Note - CFC-05297 (VIII)
   334                 24-0153      WFB        1     FRIS Chkn, LLC A-Note - CFC-05338 (VIII)
   335                 24-0154      WFB        1     FRIS Chkn, LLC A-Note - CFC-05342 (VIII)
   336                 24-0155      WFB        1     FRIS Chkn, LLC A-Note - CFC-05566 (VIII)
   337                 24-0156      WFB        1     FRIS Chkn, LLC A-Note - CFC-05889 (VIII)
   338                 24-0157      WFB        1     FRIS Chkn, LLC A-Note - CFC-07384 (VIII)
   339                 24-0158      WFB        1     FRIS Chkn, LLC A-Note - CFC-08560 (VIII)
   340                 24-0159      WFB        1     FRIS Chkn, LLC A-Note - CFC-08769 (VIII)
   341                 24-0160      WFB        1     FRIS Chkn, LLC A-Note - CFC-00003 (VIII)
   342                 24-0161      WFB        1     FRIS Chkn, LLC A-Note - CFC-00008 (VIII)
   343                 24-0162      WFB        1     FRIS Chkn, LLC A-Note - CFC-00022 (VIII)
   344                 24-0163      WFB        1     FRIS Chkn, LLC A-Note - CFC-00024 (VIII)
   345                 24-0164      WFB        1     FRIS Chkn, LLC A-Note - CFC-00025 (VIII)
   346                 24-0165      WFB        1     FRIS Chkn, LLC A-Note - CFC-00031 (VIII)
   347                 24-0166      WFB        1     FRIS Chkn, LLC A-Note - CFC-00034 (VIII)
   348                 24-0167      WFB        1     FRIS Chkn, LLC A-Note - CFC-00048 (VIII)
   349                 24-0168      WFB        1     FRIS Chkn, LLC A-Note - CFC-00055 (VIII)
   350                 24-0169      WFB        1     FRIS Chkn, LLC A-Note - CFC-00056 (VIII)
   351                 24-0170      WFB        1     FRIS Chkn, LLC A-Note - CFC-00057 (VIII)
   352                 24-0171      WFB        1     FRIS Chkn, LLC A-Note - CFC-00068 (VIII)
   353                 24-0172      WFB        1     FRIS Chkn, LLC A-Note - CFC-00073 (VIII)
   354                 24-0173      WFB        1     FRIS Chkn, LLC A-Note - CFC-00080 (VIII)
   355                 24-0174      WFB        1     FRIS Chkn, LLC A-Note - CFC-00087 (VIII)
   356                 24-0175      WFB        1     FRIS Chkn, LLC A-Note - CFC-00127 (VIII)
   357                 24-0176      WFB        1     FRIS Chkn, LLC A-Note - CFC-00129 (VIII)
   358                 24-0177      WFB        1     FRIS Chkn, LLC A-Note - CFC-00131 (VIII)
   359                 24-0178      WFB        1     FRIS Chkn, LLC A-Note - CFC-00136 (VIII)
   360                 24-0179      WFB        1     FRIS Chkn, LLC A-Note - CFC-00142 (VIII)
   361                 24-0180      WFB        1     FRIS Chkn, LLC A-Note - CFC-00145 (VIII)


                                      S-2-4



----------------------------------------------------------------------------------------------------------------------------
                        CMSA     MORTGAGE
MORTGAGE     CMSA     PROPERTY      LOAN      LOAN
LOAN NO.   LOAN NO.      NO.     SELLER(1)   GROUP   PROPERTY NAME(2)
----------------------------------------------------------------------------------------------------------------------------

   362                 24-0181      WFB        1     FRIS Chkn, LLC A-Note - CFC-00168 (VIII)
   363                 24-0182      WFB        1     FRIS Chkn, LLC A-Note - CFC-00173 (VIII)
   364                 24-0183      WFB        1     FRIS Chkn, LLC A-Note - CFC-00190 (VIII)
   365                 24-0184      WFB        1     FRIS Chkn, LLC A-Note - CFC-00193 (VIII)
   366                 24-0185      WFB        1     FRIS Chkn, LLC A-Note - CFC-00196 (VIII)
   367                 24-0186      WFB        1     FRIS Chkn, LLC A-Note - CFC-00197 (VIII)
   368                 24-0187      WFB        1     FRIS Chkn, LLC A-Note - CFC-00199 (VIII)
   369                 24-0188      WFB        1     FRIS Chkn, LLC A-Note - CFC-00217 (VIII)
   370                 24-0189      WFB        1     FRIS Chkn, LLC A-Note - CFC-00236 (VIII)
   371                 24-0190      WFB        1     FRIS Chkn, LLC A-Note - CFC-00239 (VIII)
   372                 24-0191      WFB        1     FRIS Chkn, LLC A-Note - CFC-00254 (VIII)
   373                 24-0192      WFB        1     FRIS Chkn, LLC A-Note - CFC-00283 (VIII)
   500        134      134-001      WFB        1     The Shoppes at Athenry
   504        138      138-001      WFB        1     Redding T.J. Maxx
   505        139      139-001      WFB        1     Redding Bed Bath and Beyond
   508        142      142-001      WFB        1     Dollar General S. Texas Portfolio (Pool 8) - Coldspring (XVI)
   509                 142-002      WFB        1     Dollar General S. Texas Portfolio (Pool 8) - Texas City Magnolia (XVI)
   510                 142-003      WFB        1     Dollar General S. Texas Portfolio (Pool 8) - Dollar General Texas City
                                                     (XVI)
   511                 142-004      WFB        1     Dollar General S. Texas Portfolio (Pool 8) - Beaumont (XVI)
   512                 142-005      WFB        1     Dollar General S. Texas Portfolio (Pool 8) - Brownsville (XVI)
   513                 142-006      WFB        1     Dollar General S. Texas Portfolio (Pool 8) - Mission (XVI)
   514                 142-007      WFB        1     Dollar General S. Texas Portfolio (Pool 8) - Dollar General Los Fresnos
                                                     (XVI)
   515        143      143-001      WFB        1     Time Square East Ph 1
   519        147      147-001      WFB        1     Redding Michaels
   522        150      150-001      WFB        2     Tamarus Village Apartments
   523        151      151-001      WFB        1     Hamilton Exhibits
   528        156      156-001      WFB        1     Redding Pier 1 Imports
   533        161      161-001      WFB        1     Oakmead Industrial Building
   545        173      173-001      WFB        1     Rapids Plaza Shopping Center


                                      S-2-5

                                   SCHEDULE XI

        LIST OF MORTGAGE LOANS THAT HAVE SCHEDULED PAYMENTS AFTER THE END
                             OF A COLLECTION PERIOD



                                                                                            DEBT SERVICE
                                                                                            PAYMENT GRACE
LOAN POOL               MORTGAGE                                                          PERIOD TO IMPOSE
   NO.      LOAN NO.   LOAN SELLER   PROPERTY NAME                             DUE DATE      LATE CHARGE
----------------------------------------------------------------------------------------------------------

     2          2          MSMC      1500 Broadway                                 8              0
   165         10          MSMC      Coronado Center                               6              5
   166         11          MSMC      Melrose Minneapolis                           8              0
   167         11          MSMC      Melrose Jacksonville                          8              0
   168         11          MSMC      Melrose College Station                       8              0
   169         11          MSMC      Melrose Gainesville                           8              0
   380         31        SunTrust    Days Inn - Inn at Ellis Square                1              7
   392         40          MSMC      Lenoxplace at Garner Station Apartments       1             15
   397         43          MSMC      Mission Bay Apartments                        8              0
   398         44          MSMC      Fairway Office Center                         8              0
   403         47          MSMC      Hunters Run Apartments                        8              0
   416         57          MSMC      Strickland Farms Apartments                   1             15
   428         69        SunTrust    Kane Office Building                          1              7
   433         74        SunTrust    Pen Office Building                           1              7
   437         78          MSMC      Walgreens - Marina Del Rey                    8              0
   459         99          MSMC      Old Bakery Place Shopping Center              1              7
   484        118          MSMC      Crystal View Plaza                            8              0
   488        122          MSMC      The Hedges Apartments                         1             15
   518        146        SunTrust    Ford Plaza                                    1              7
   527        155          MSMC      2680 Heath Avenue                             8              0
   538        166        SunTrust    Fairfield Inn - Jacksonville                  1              7
   544        172        SunTrust    Ponderosa Place Apartments                    1              7
   546        174        SunTrust    Glens Falls Office                            1              7
   547        175        SunTrust    Abercorn Street                               1              7


                                      S-2-6

                                  SCHEDULE XII

          LOANS THAT ACCRUE ON AN ACTUAL/360 BASIS, BUT WHOSE SERVICING
                          FEES ACCRUE ON A 30/360 BASIS

                                      NONE

                                  SCHEDULE XIII

                      CLASS A-AB PLANNED PRINCIPAL BALANCE

08/13/2005   $111,100,000.00
09/13/2005   $111,100,000.00
10/13/2005   $111,100,000.00
11/13/2005   $111,100,000.00
12/13/2005   $111,100,000.00
01/13/2006   $111,100,000.00
02/13/2006   $111,100,000.00
03/13/2006   $111,100,000.00
04/13/2006   $111,100,000.00
05/13/2006   $111,100,000.00
06/13/2006   $111,100,000.00
07/13/2006   $111,100,000.00
08/13/2006   $111,100,000.00
09/13/2006   $111,100,000.00
10/13/2006   $111,100,000.00
11/13/2006   $111,100,000.00
12/13/2006   $111,100,000.00
01/13/2007   $111,100,000.00
02/13/2007   $111,100,000.00
03/13/2007   $111,100,000.00
04/13/2007   $111,100,000.00
05/13/2007   $111,100,000.00
06/13/2007   $111,100,000.00
07/13/2007   $111,100,000.00
08/13/2007   $111,100,000.00
09/13/2007   $111,100,000.00
10/13/2007   $111,100,000.00
11/13/2007   $111,100,000.00
12/13/2007   $111,100,000.00
01/13/2008   $111,100,000.00
02/13/2008   $111,100,000.00
03/13/2008   $111,100,000.00
04/13/2008   $111,100,000.00
05/13/2008   $111,100,000.00
06/13/2008   $111,100,000.00
07/13/2008   $111,100,000.00
08/13/2008   $111,100,000.00
09/13/2008   $111,100,000.00
10/13/2008   $111,100,000.00
11/13/2008   $111,100,000.00
12/13/2008   $111,100,000.00

                                       A-1

01/13/2009   $111,100,000.00
02/13/2009   $111,100,000.00
03/13/2009   $111,100,000.00
04/13/2009   $111,100,000.00
05/13/2009   $111,100,000.00
06/13/2009   $111,100,000.00
07/13/2009   $111,100,000.00
08/13/2009   $111,100,000.00
09/13/2009   $111,100,000.00
10/13/2009   $111,100,000.00
11/13/2009   $111,100,000.00
12/13/2009   $111,100,000.00
01/13/2010   $111,100,000.00
02/13/2010   $111,100,000.00
03/13/2010   $111,100,000.00
04/13/2010   $111,100,000.00
05/13/2010   $111,100,000.00
06/13/2010   $111,100,000.00
07/13/2010   $111,100,000.00
08/13/2010   $110,879,662.78
09/13/2010   $108,979,000.00
10/13/2010   $106,895,000.00
11/13/2010   $104,977,000.00
12/13/2010   $102,874,000.00
01/13/2011   $100,937,000.00
02/13/2011   $ 98,990,000.00
03/13/2011   $ 96,512,000.00
04/13/2011   $ 94,545,000.00
05/13/2011   $ 92,406,000.00
06/13/2011   $ 90,431,000.00
07/13/2011   $ 88,273,000.00
08/13/2011   $ 86,278,000.00
09/13/2011   $ 84,274,000.00
10/13/2011   $ 82,088,000.00
11/13/2011   $ 80,064,000.00
12/13/2011   $ 77,859,000.00
01/13/2012   $ 75,815,000.00
02/13/2012   $ 73,761,000.00
03/13/2012   $ 71,357,000.00
04/13/2012   $ 69,282,000.00
05/13/2012   $ 68,214,000.00
06/13/2012   $ 66,202,000.00
07/13/2012   $ 64,019,000.00
08/13/2012   $ 61,988,000.00
09/13/2012   $ 59,947,000.00
10/13/2012   $ 57,736,000.00

                                       A-2

11/13/2012    $55,675,000.00
12/13/2012    $53,444,000.00
01/13/2013    $51,362,000.00
02/13/2013    $49,271,000.00
03/13/2013    $46,692,000.00
04/13/2013    $44,579,000.00
05/13/2013    $42,297,000.00
06/13/2013    $40,163,000.00
07/13/2013    $37,860,000.00
08/13/2013    $35,705,000.00
09/13/2013    $33,539,000.00
10/13/2013    $31,207,000.00
11/13/2013    $29,020,000.00
12/13/2013    $26,667,000.00
01/13/2014    $24,458,000.00
02/13/2014    $22,239,000.00
03/13/2014    $19,544,000.00
04/13/2014    $17,544,000.00
05/13/2014    $15,223,000.00
06/13/2014    $13,040,000.00
07/13/2014    $10,699,000.00
08/13/2014    $ 8,699,000.00
09/13/2014    $ 6,699,000.00
10/13/2014    $ 3,874,000.00
11/13/2014    $    71,000.00
12/13/2014    $         0.00

                                       A-3